UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of principal executive offices)

Robin S. Yonis

Vice President, General Counsel and Assistant Secretary of Pacific Select Fund

700 Newport Center Drive

Post Office Box 9000

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony Zacharski, Esq

Dechert LLP

90 State House Square

Hartford, CT 06103-3702

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1–December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

December 31, 2016

Annual Report

PACIFIC SELECT FUND

TABLE OF CONTENTS

PACIFIC SELECT FUND

Letter to Shareholders	A-1
Performance Discussion	A-3
Schedules of Investments	B-1
Financial Statements:
Statements of Assets and Liabilities	C-1
Statements of Operations	C-9
Statements of Changes in Net Assets	C-17
Statements of Cash Flows	C-25
Financial Highlights	C-26
Notes to Financial Statements	D-1
Report of Independent Registered Public Accounting Firm	E-1
Disclosure of Fund Expenses	F-1
Trustees and Officers Information	F-5
Approval of Investment Advisory and Sub-Advisory Agreements	F-8
Special Meetings of Shareholders	F-29
Where to Go for More Information	F-38

PACIFIC SELECT FUND

Dear Shareholders:

We are pleased to share with you the Pacific Select Fund (Trust) Annual Report dated December 31, 2016. The Trust is the underlying investment vehicle for variable life insurance policies and variable annuity contracts issued or administered by Pacific Life Insurance Company (Pacific Life) and Pacific Life & Annuity Company (PL&A). Pacific Life Fund Advisors LLC (PLFA) is the Adviser to the Trust and supervises the management of all of the Trust’s funds (each individually a “Fund” and collectively, the “Funds”). As Adviser to the Trust, PLFA manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (together, the Portfolio Optimization Portfolios) and the Diversified Alternatives Portfolio, each of which is an asset allocation “fund of funds” that which invests in certain other Funds of the Trust (Underlying Funds).

In addition, PLFA manages the PSF DFA Balanced Allocation Portfolio, which is an asset allocation “fund-of-funds” that invests in a variety of eligible third party mutual funds and/or variable insurance trusts (DFA Underlying Funds) which are not Funds of the Trust.

PLFA also manages the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (together, the Pacific Dynamix Portfolios) each of which is an asset allocation “fund of funds” and which invests in certain other Trust Funds (Pacific Dynamix Underlying Funds) that are only available for investment by the three Pacific Dynamix Portfolios. Information regarding the Pacific Dynamix Underlying Funds is included in a separate Annual Report; please see “Where to Go for More Information” for instructions on how to obtain the Annual Report for the Pacific Dynamix Underlying Funds.

Additionally, PLFA does business under the name “Pacific Asset Management” and manages the Core Income, Floating Rate Income and High Yield Bond Portfolios under that name.

For the other Funds of the Trust, the Adviser has retained other firms to serve as sub-advisers under its supervision. The sub-advisers, the Adviser and Pacific Asset Management and the Funds of the Trust that they manage as of December 31, 2016 are listed below:

Sub-adviser	Fund	Page Number
Western Asset Management Company (Western Asset)	Diversified Bond Portfolio	A-5
Eaton Vance Investment Managers (Eaton Vance)	Floating Rate Loan Portfolio	A-7
Pacific Investment Management Company LLC (PIMCO)	Inflation Managed Portfolio	A-9
Western Asset Management Company (Western Asset)	Inflation Strategy Portfolio	A-11
Pacific Investment Management Company LLC (PIMCO)	Managed Bond Portfolio	A-11
T. Rowe Price Associates, Inc. (T. Rowe Price)	Short Duration Bond Portfolio	A-13
Ashmore Investment Management Limited (Ashmore)	Emerging Markets Debt Portfolio	A-13
Invesco Advisers, Inc. (Invesco)	Comstock Portfolio	A-15
Lord, Abbett & Co. LLC (Lord Abbett)	Developing Growth Portfolio (formerly named Small-Cap Growth Portfolio)	A-16
T. Rowe Price Associates, Inc. (T. Rowe Price)	Dividend Growth Portfolio	A-17
BlackRock Investment Management, LLC (BlackRock)	Equity Index Portfolio	A-18
Janus Capital Management LLC (Janus)	Focused Growth Portfolio	A-19
MFS Investment Management (MFS)	Growth Portfolio	A-20
BlackRock Investment Management, LLC (BlackRock)	Large-Cap Growth Portfolio	A-21
ClearBridge Investments, LLC (ClearBridge)	Large-Cap Value Portfolio	A-23
J.P. Morgan Investment Management Inc. (JP Morgan)	Long/Short Large-Cap Portfolio	A-24
OppenheimerFunds, Inc. (Oppenheimer)	Main Street® Core Portfolio	A-25
Scout Investments, Inc. (Scout)	Mid-Cap Equity Portfolio	A-26
Ivy Investment Management Company (Ivy)	Mid-Cap Growth Portfolio	A-27
Boston Partners	Mid-Cap Value Portfolio	A-28
BlackRock Investment Management, LLC (BlackRock)/ Franklin Advisory Services, LLC (Franklin)	Small-Cap Equity Portfolio	A-30
Rothschild Asset Management Inc. (Rothschild)	Small-Cap Growth Portfolio	A-31
BlackRock Investment Management, LLC (BlackRock)	Small-Cap Index Portfolio	A-33
AllianceBernstein L.P. (AB)	Small-Cap Value Portfolio	A-33
J.P. Morgan Investment Management Inc. (JP Morgan)	Value Advantage Portfolio	A-34
OppenheimerFunds, Inc. (Oppenheimer)	Emerging Markets Portfolio	A-35
MFS Investment Management (MFS)	International Large-Cap Portfolio	A-37

PACIFIC SELECT FUND

Sub-adviser	Fund	Page Number
QS Investors, LLC (QS Investors)	International Small-Cap Portfolio	A-38
J.P. Morgan Investment Management Inc. (JP Morgan)	International Value Portfolio	A-39
BlackRock Investment Management, LLC (BlackRock)	Health Sciences Portfolio	A-40
Morgan Stanley Investment Management Inc. (Morgan Stanley)	Real Estate Portfolio	A-41
MFS Investment Management (MFS)	Technology Portfolio	A-42
Macro Currency Group (MCG)/ UBS Asset Management (Americas) Inc. (UBS)	Currency Strategies Portfolio	A-43
AQR Capital Management, LLC	Equity Long/Short Portfolio	A-45
Eaton Vance Investment Managers (Eaton Vance)	Global Absolute Return Portfolio	A-46
Adviser	Fund	Page Number
Pacific Life Fund Advisors LLC (PLFA)	Diversified Alternatives Portfolio	A-45
	Pacific Dynamix-Conservative Growth Portfolio	A-48
	Pacific Dynamix-Moderate Growth Portfolio	A-49
	Pacific Dynamix-Growth Portfolio	A-50
	Portfolio Optimization Conservative Portfolio	A-51
	Portfolio Optimization Moderate-Conservative Portfolio	A-52
	Portfolio Optimization Moderate Portfolio	A-53
	Portfolio Optimization Growth Portfolio	A-55
	Portfolio Optimization Aggressive-Growth Portfolio	A-56
	PSF DFA Balanced Allocation Portfolio	A-57
Pacific Asset Management	Core Income Portfolio	A-4
	Floating Rate Income Portfolio	A-6
	High Yield Bond Portfolio	A-8

Each of the sub-advisers, the Adviser and Pacific Asset Management has prepared a discussion regarding the performance of the Funds of the Trust that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.

We appreciate your confidence in the Pacific Select Fund and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris Chairman of the Board Pacific Select Fund	Mary Ann Brown Chief Executive Officer Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The value of a Fund changes as its asset values go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Fund of the Trust includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if included, would have resulted in lower returns. Past performance is not predictive of future performance. This report shows you the performance of the Funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses and cannot be purchased directly by investors. Index returns include reinvested dividends.

PLFA supervises the management of all of the Funds (subject to the review of the Trust’s Board) and directly manages, under the name Pacific Asset Management, the Core Income, Floating Rate Income and High Yield Bond Portfolios. PLFA also manages the Pacific Dynamix Portfolios, the Portfolio Optimization Portfolios, the Diversified Alternatives Portfolio and the PSF DFA Balanced Allocation Portfolio. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the year ended December 31, 2016 as well as separate commentary specific to those Funds that it directly manages that is based on its opinion of how these Funds performed during the year.

For the other Funds, PLFA has retained other firms to serve as sub-advisers under its supervision. Each of the sub-advisers has written a separate commentary specific to the Fund(s) that they manage that is based on their opinions of how their Fund(s) performed during the year. The views expressed in the commentaries reflect those of the sub-advisers for the year ended December 31, 2016.

All views are subject to change at any time based upon market or other conditions, and the Trust, its Adviser and the sub-advisers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the sub-adviser or Adviser, as applicable. The Adviser and sub-advisers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and the Statement of Additional Information, as supplemented.

Market Conditions (for the year ended December 31, 2016)

Executive Summary

Global equities endured wild swings in 2016, caused by a wave of market moving events. All declines throughout the year ended up being temporary, however, as global stocks finished the year with gains – although the magnitude of the recovery varied by region.

At the beginning of the reporting period, the S&P 500 Index experienced its first correction, which exceeded 10%. This temporary drawdown stemmed from three main themes: China, oil and central banks. On top of experiencing a manufacturing slowdown, China stumbled upon one difficulty after another. This led global investors to question China’s ability to prevent a widespread contagion from occurring due to its trade linkage with the rest of the world. The oversupply of oil was another concern that stressed the markets as the Organization of the Petroleum Exporting Countries (OPEC) was reluctant to cut production earlier in the year. The Federal Reserve (Fed), however, provided market support by maintaining a generally dovish tone and paring back interest rate hike plans. This move by the Fed helped markets recover the losses over the first quarter of the reporting period. Additionally, a general de-escalation of fear over a collapsing China and an eventual recovery of oil improved overall sentiment in the following quarters.

The next event that created uncertainty came from the United Kingdom’s vote to leave the European Union (E.U.). While markets sharply fell immediately after the referendum, they quickly recovered as investors perceived this outcome would keep the Fed from implementing additional rate hikes. This contributed to the U.S. 10-year Treasury yield falling below 1.4% for the first time on record. Additionally, crude oil prices continued to recover over the second quarter of the reporting period, which also assuaged market concerns.

The persistence of easy monetary policy across the globe helped keep market volatility relatively low during the third quarter. However, volatility began to spike during the earlier part of the fourth quarter as we headed into the U.S. presidential election. The S&P 500 Index posted nine consecutive days of losses for the first time in decades. On the night of election day, stock market futures began to plunge as results indicated Donald Trump would become the 45th president of the U.S. However, the mood of the market quickly reversed sentiment following the election as investors focused on the policies put forth by Trump. The potential for corporate tax cuts, infrastructure spending and deregulation lifted U.S. equity markets to all-time highs by the end of the reporting period.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Fixed Income

Although the U.S. 10-year Treasury yield hit an all-time low during the reporting period, it jumped after Donald Trump won the election. His potential policies increased the likelihood of higher inflation, which sent long-term interest rates higher. The spike in interest rates hurt the broad bond market (as defined by the Bloomberg Barclays U.S. Aggregate Bond Index). Nonetheless, the Index returned 2.65% for the reporting period.

Although long-term Treasury bonds had a solid run as yields fell over the first half of 2016, they were a drag when interest rates jumped later in the year. As a result, long-term Treasury bonds ended the reporting period only marginally higher than short-term Treasury bills.

Riskier bond asset classes delivered solid returns over the reporting period. High yield bonds, especially those of lower credit quality, considerably outperformed higher credit investment-grade bonds. Credit spreads, which move in the opposite direction to prices, contracted significantly throughout the reporting period. This contraction coincided with steadily improving energy prices since energy producers represent a sizeable portion of the high yield market. Improving commodities also provided a tailwind for emerging market debt, given that much of it is issued by commodity exporters.

Domestic Equity

Domestic equities edged out solid gains despite experiencing some volatility throughout the reporting period. The S&P 500 Index gained 11.96% over the reporting period. Reversing the trend from the prior reporting period, value stocks finished this reporting period significantly higher than their growth counterparts. Compared to growth, value styles tend to have a sizeable overweight to the energy sector. The energy sector of the S&P 500 Index was the strongest performing one over the reporting period. The financial sector is another large position in value indices. This sector surged in the fourth quarter as it was one of the largest beneficiaries of the surge in interest rates.

International Equity

International equities ended the year with a small gain as the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index (Net) returned 1.00% over the reporting period. The United Kingdom (U.K.) represents a large portion of the MSCI EAFE Index (Net), which held back performance. In general, European markets were volatile throughout the reporting period as their economies continue to struggle and as the growing populist movement throughout the E.U. heightened uncertainty.

On the other hand, emerging market equities have performed well as the MSCI Emerging Markets Index (Net) returned 11.19% over the reporting period. Improving commodity prices particularly helped oil exporters like Brazil and Russia, which considerably contributed to performance of the emerging markets index.

Concluding Remarks

The outlook for 2017 will likely hinge on several factors, the largest of which is the follow-through on political promises of both fiscal stimulus and corporate tax cuts. The pace of interest rate hikes and the Fed’s reaction to volatility should also continue to impact both equity and fixed-income markets. And as the economy draws closer to running at full steam, market participants are likely to once again focus on the fundamentals of underlying corporations. Those fundamentals increasingly point to an equity market approaching late cycle with above average valuations and slowing profitability growth.

For equity markets, the rally after the election indicated strong collective belief in the promise of fiscal stimulus and corporate tax breaks. At this point, the actual plan for both policies from the new President may lead to lower share prices if they simply fail to meet expectations. Therefore, although policy presents a potential tailwind for U.S. equities in 2017, higher valuations and the possibility of missing expectations on two big promises are two key risks.

Uncertainty also dominates the conversation over both international developed and emerging market equities. International developed equities are likely to continue the recovery that gained momentum in the third and fourth quarters of 2016, but face stiff potential headwinds as Britain begins to formally negotiate its exit from the E.U. and European nations hold elections amidst rising populist movements. Emerging market equities could continue to benefit from stabilizing commodity prices and strengthening manufacturing momentum, but they also face potential trade headwinds if protectionist governments turn to tariffs. The strengthening dollar may also pose a hurdle for emerging market equities if it creates strong capital flows that destabilize their currencies, particularly for China.

With the economy continuing to improve, the normalization of interest rates by the Fed poses challenges for fixed income positions with higher duration. Credit is less likely to be impacted and may provide higher returns so long as defaults do not rise above expectations. Floating rate notes may also benefit both from credit exposure and a potentially rising rate environment. Lastly, global correlations have been falling and may present more opportunity for alternative managers that take long and short positions among different equity, fixed-income, and currency markets around the world.

Core Income Portfolio (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Core Income Portfolio’s Class I returned 5.24%, compared to a 2.65% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 27, 2015 through December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 27, 2015 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	Since Inception (4/27/15)

Fund’s Class I	5.24%	0.96%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	0.80%

Fund’s Class P	5.45%	1.16%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	0.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund is an intermediate term corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund outperformed the benchmark for the reporting period due primarily to asset allocation and the focus on credit related fixed income. The primary driver of the Fund’s return was the emphasis on BBB rated corporate bonds. The reporting period saw a strong risk-on market environment, which drove excess returns for corporate debt. The Fund also benefited from overweights to bank loans and high yield investments, which benefited from the improvement in risk appetite. The Fund benefited from an overweight to banking while underweight to commodity related issuers detracted. Duration was a positive to performance given the Fund’s underweight relative to the benchmark. During the reporting period, security selection was additive to relative performance. Key top performing issuers were Glencore, Tronox, and McDonalds while bottom performers included Valeant, Ensco, and Freeport-McMoran.

Entering 2017, the Fund reflects several themes. We believe domestically focused U.S. companies provide attractive relative value over more Euro- or Asia-centric businesses. We emphasize BBB rated corporate bonds as the investment team believes they offer long term one of the best risk/reward opportunities within investment grade fixed income. Within non-investment grade fixed income sectors, we favor bank loans given their lower volatility and lower interest rate sensitivity relative to high yield bonds. We are underweight duration relative to the benchmark.

Diversified Bond Portfolio (managed by Western Asset Management Company)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Diversified Bond Portfolio’s Class I returned 5.04%, compared to a 2.65% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Western Asset Management Company began managing the Fund on February 2, 2009, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	5.04%	4.14%	4.10%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	5.25%	4.34%	4.51%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	3.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at Western Asset utilize a global investment platform to build a diversified portfolio of investment grade bonds with opportunistic allocations to high yield, emerging markets and non-U.S. dollar securities to enhance returns. Value is added through sector rotation, yield curve positioning, issue selection and duration management.

Most sectors delivered positive contributions to relative return during the reporting period. High Yield exposure was the single largest contributor over the reporting period as the sector staged a strong recovery following a rough 2015. From mid-February on, spreads in high yield generally moved tighter, which helped the sector generate 15.73% of excess returns during the reporting period. Interest rate management was also a large net contributor to performance. Tactical duration management was a modest detractor from performance over the year, as rates ended the year higher. Yield curve positioning, with an emphasis on longer-dated yields, was the second largest contributor to returns as the yield curve flattened; this more than made up for duration. Non-agency mortgage exposure added meaningfully to performance as the housing market continued to recover, which contributed to improved pricing in the sector. Investment Grade credit exposure also added to performance as the sector saw 4.42% of excess returns. Allocation to agency mortgages was a small detractor as the sector generated mildly negative excess returns. The Fund’s short position in the Japanese yen detracted somewhat as the Yen rose versus the U.S. dollar but our short euro position contributed as the Euro fell versus the U.S. dollar. Emerging market (EM) exposure was a net contributor to performance as the sector recovered and spreads tightened as concerns over global growth and commodity price declines lessened. Exposure to EM currencies, however, detracted from performance, specifically a long position in the Mexican peso which weakened versus the U.S. dollar.

Floating Rate Income Portfolio (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Floating Rate Income Portfolio’s Class I returned 8.38%, compared to a 9.88% return for its benchmark, the Credit Suisse Leveraged Loan Index.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2013 through December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	Since Inception (4/30/13)

Fund’s Class I	8.38%	3.20%
Credit Suisse Leveraged Loan Index	9.88%	3.88%

Fund’s Class P	8.60%	3.40%
Credit Suisse Leveraged Loan Index	9.88%	3.88%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. Pacific Asset Management’s team of portfolio managers and research analysts look for investment opportunities in floating rate loans and floating rate debt securities.

The Fund underperformed the benchmark for the reporting period due primarily to underweights in commodity related and distressed issuers. The significant outperformance of the energy and metals/mining sectors were the primary drivers of underperformance, as the Fund had limited to no exposure to these sectors during the first half of the reporting period. Additionally, the Fund focused on the bank loan issuers that were in good position to meet their obligations. Underweights to distressed issuers (those defined as trading below a $90 dollar price) saw significant performance following the 2015 market weakness. The Fund benefited during the reporting period to overweights to Retail, Housing, and Food and Drug while underweights to Information Technology, Energy, and Media/Cable detracted.

We enter 2017 with several themes. We are focused on U.S. domestic companies given an outlook of better U.S. growth relative to Europe and Asia. We remain underweight risk relative to our benchmark as measured by effective yield. However, our underweight in yield is primarily due to our limited exposure to distressed issuers (those trading below $90). We maintain our focus on the bank loan issuers that are in a good position to meet their obligations. We are overweight housing, retail, food and drug and underweight health care, information technology, and transportation. We are modestly overweight the energy sector.

Floating Rate Loan Portfolio (managed by Eaton Vance Investment Managers)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Floating Rate Loan Portfolio’s Class I returned 9.65%, compared to a 10.16% return for its benchmark, the S&P/LSTA Leveraged Loan Index.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on May 1, 2007 through December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Eaton Vance Investment Managers assumed management of the Fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance Investment Managers, managed the Fund from May 1, 2010 to July 31, 2013. Another firm managed the Fund before May 1, 2010, and some investment policies changed at that time.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	Since Inception (5/1/07)

Fund’s Class I	9.65%	4.34%	1.67%
S&P/LSTA Leveraged Loan Index	10.16%	5.11%	4.53%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	9.86%	4.55%	4.06%
S&P/LSTA Leveraged Loan Index	10.16%	5.11%	4.22%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund maintains a greater focus on higher quality loans relative to the benchmark in seeking to invest in a portfolio of floating-rate loans of domestic and foreign borrowers that we at Eaton Vance believe will be less volatile over time than the general loan market while maintaining broad borrower and industry diversification among the Fund’s senior loans. We at Eaton Vance maintain the Fund’s strategy by employing a rigorous, bottom-up credit research process where loan selection drives Fund performance.

Relative performance during the reporting period reflected a combination of factors related to the Fund’s positioning. For the reporting period, the lower-quality segments of the market produced the strongest returns by a meaningful margin. The distressed CCC and D (defaulted) loan categories delivered returns of 29.05% and 27.04% respectively, significantly outpacing the 7.33% and 10.80% returns of the higher quality BB and B-rated segments. An underweight to the CCC- and D-rated loans detracted from relative performance during the reporting period. Favorable security selection tempered the negative impact of the Fund’s positioning across quality segments during the reporting period.

Looking at industry-level performance, most industry groups produced returns in the upper single-digit to lower double-digit range, with a few notable exceptions. The oil & gas and nonferrous metals and minerals industries posted returns of 44.91% and 42.17% respectively, benefiting from the robust performance of energy-related commodities during the reporting period. At the same time, forest products was the lone industry producing a negative return (-8.89%) during the reporting period. The Fund’s modest underweight to the strong-performing oil & gas industry was a detractor from relative performance during the reporting period. The Fund’s overweight exposure to the health care industry also detracted from performance.

With respect to size, the S&P Leveraged Loan 100 Index, a barometer of the largest loans held within the S&P/LSTA Leveraged Loan Index, outperformed the S&P/LSTA Leveraged Loan Index, 10.88% vs. 10.16%. As the Fund generally tends to favor larger loans, this trend was a contributor to relative performance during the reporting period.

Elsewhere, exposure to high-yield bonds, which are not held in the Index, aided relative performance as high-yield bonds were the top-performing fixed income asset during the reporting period.

The cornerstones of the strategy’s investment philosophy are intense, internal credit research and broad diversification. The Fund held 343 issuer positions across 39 industries as of December 31, 2016. Important to note, we believe the optimal risk/return profile can be achieved predominantly through interest income realized through investments of higher quality loans, rather than primarily seeking the capital gains associated with distressed loans. As of the end of the reporting period, the Fund maintained a sizeable overweight position in BB-rated loans (39.7% vs. 33.6%) and minimal exposure to the distressed CCC loan category (2.6% vs. 6.1%).

Given the floating-rate nature of the asset class, the Fund is exposed to minimal interest rate risk as the loans in the Fund reset their coupons every 57 days on average as of December 31, 2016, resulting in a portfolio duration of roughly 0.16 years for the reporting period.

High Yield Bond Portfolio (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the High Yield Bond Portfolio’s Class I returned 15.37%, compared to a 17.13% return for its benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	10 Years

Fund’s Class I	15.37%	6.43%	6.07%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	17.13%	7.36%	7.55%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	15.59%	6.64%	5.50%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	17.13%	7.36%	6.37%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks a high level of income by investing in non-investment grade instruments. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts.

During the reporting period, the strategy underperformed the benchmark primarily due to underweights to commodity related sectors. Energy and metals/mining, saw the strongest total returns in recent history given the improvement in risk appetite and stabilization in oil and base metal prices. The high yield energy and metals/mining sectors returned 37.37% and 45.49%, respectively, for the reporting period. The strategy benefited from an overweight to B rated bonds versus BB rated. BB rated bonds returned 12.78% versus the return of B rated bonds at 15.80% for the reporting period. Cash allocation during the reporting period was a drag on relative performance. Duration was a slight positive during the reporting period, given our underweight to B rated bonds. Regarding derivatives, the Fund held small positions in iBoxx Total Return Swaps to gain market exposure to the High Yield Universe. During the reporting period, security selection was additive to the relative performance for the Fund.

We enter 2017 focused on U.S. domestic companies given an outlook of better U.S. growth relative to Europe and Asia. We are modestly overweight risk compared to the benchmark given fundamentals and technical that remain healthy for many industries and sectors, though we have been active sellers of many issuers we believe have diminished relative value. We believe credit selection (alpha) not asset allocation (beta) will be the primary driver of returns in 2017.

Inflation Managed Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Inflation Managed Portfolio’s Class I returned 5.12%, compared to a 4.68% return for its benchmark, the Bloomberg Barclays U.S. TIPS Index.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	10 Years

Fund’s Class I	5.12%	1.01%	4.43%
Bloomberg Barclays U.S. TIPS Index	4.68%	0.89%	4.36%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	5.33%	1.21%	2.27%
Bloomberg Barclays U.S. TIPS Index	4.68%	0.89%	2.25%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments. An overweight to U.S. breakeven inflation levels (the difference between nominal and real yields) added to performance as the curve rallied in the wake of the U.S. presidential election and OPEC production cut. Additionally, long U.K. real rates contributed to performance as rates fell across the curve, given risk-off sentiment post-Brexit. However, these positive contributions were partially offset by the Fund’s short exposure to U.S. and U.K. nominal rates, which detracted from performance as global interest rates drifted lower over the first half of the year on risk-off sentiment and central bank support.

Within currencies, long exposure to the Brazilian real added to performance as the currency appreciated against the U.S. dollar. Sector selection within credit was positive for performance as spreads narrowed throughout the period. An allocation to non-agency mortgage backed securities was positive for performance given that the sector continued to benefit from the ongoing housing recovery. Lastly, the Fund’s exposure to emerging market debt denominated in U.S. dollars contributed to Fund performance as spreads narrowed throughout the period.

During the reporting period, the Fund sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities or to the broader investment grade, high yield, and emerging market sectors through the use of credit default swaps on credit indices. The Fund also purchased credit protection during the period to reduce credit exposure to individual issuers, reduce broader credit risk, and to take advantage of the basis between the credit default swap and cash bond market. The Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allowed the portfolio manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise have been accessible through the use of cash bonds. The Fund purchased and sold options and swaptions on futures, currencies, and swaps as a means of capitalizing on anticipated changes in market volatility, and to generate income. The Fund also purchased inflation caps to hedge duration in the Fund. The Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities and as a part of an investment strategy. Lastly, the Fund purchased and sold forward rate agreements to gain or reduce interest rate exposure by targeting specific areas of the yield curve.

Our baseline forecast for 2017 calls for real global growth to remain in the 2.5%-3.0% range that has held for the past five years. Headline inflation should pick up in developed market economies while high inflation in emerging economies like Brazil and Russia is likely to ebb significantly. However, in light of significant political and policy uncertainty ahead, we recognize that both upside and downside risks have increased. In our baseline scenario, the economic expansion, now already in its eighth year, becomes the third-longest in postwar history in March and stays alive during the remainder of 2017. We assume that three transitions will progress in a relatively orderly fashion: Fiscal policy will become supportive, including a package in the U.S. that could take effect from October for fiscal year 2018; central banks will largely maintain their stimulus, thus limiting the rise in bond yields; and a full-blown trade war will be avoided.

In the U.S., we see growth above-trend at 2%-2.5% in 2017, twice the annualized rate from fourth quarter 2015 through second quarter 2016, but below the 3.2% in third quarter 2016. We expect business investment to snap back, helped by higher energy prices and more clarity on corporate tax reform under the new Trump administration. Consumer spending is likely to be supported by further declining unemployment, rising wages and expectations of personal income tax cuts. Headline Consumer Price Index (CPI) inflation should rise to converge with core inflation above 2%, and we expect the Fed to raise interest rates two or three times during 2017 (with risks to the upside).

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Inflation Strategy Portfolio (managed by Western Asset Management Company)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Inflation Strategy Portfolio’s Class I returned 1.86%, compared to a 4.68% return for its benchmark, the Bloomberg Barclays U.S. TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on May 2, 2011 through December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	1.86%	(0.74%)	0.72%
Bloomberg Barclays U.S. TIPS Index	4.68%	0.89%	2.25%

Fund’s Class P	2.06%	(0.54%)	0.90%
Bloomberg Barclays U.S. TIPS Index	4.68%	0.89%	2.25%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at Western Asset maintain the Fund’s strategy by investing in a mix of U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), derivatives, including total return swaps on U.S. TIPS, and inflation-linked bonds issued by foreign governments. Non-USD inflation-linked bonds were focused in Canada based upon their relative value to U.S. TIPS of a corresponding maturity. Inflation-linked swaps were used to obtain exposure to the U.S. TIPS market, and generally assisted the tracking of the benchmark, although at a growing cost to the Fund, as interest rates began to rise in response to the actions taken by the Fed the previous December. Other derivatives, including bond futures and options and interest rate futures, were utilized to achieve desired levels of interest rate risk and yield curve exposures, or to capture relative value opportunities, and unfortunately they detracted from performance.

The Fund failed to track the index in the early part of the reporting period as TIPS and nominal Treasuries performed strongly in the first quarter on the concerns over China and the further slide in commodities. The Fund’s tactical underweight to duration caused the bulk of the underperformance in the first quarter as our optimistic view on the economy and the prospect for rising bond yields turned out to be painfully wrong. However the Fund’s strategic underweight to U.S. TIPS proved a mitigating factor as break evens fell sharply with oil, and we used that early weakness to cover the Fund’s underweight, and indeed went long inflation in March. We also incorrectly assessed the prospect for weakness in the yen and euro, and our foreign exchange forward contracts were also a detractor to performance. The net result was a failure to track the benchmark over the first half of the reporting period.

The Fund’s duration was extended mid-year as we assessed the likelihood of Fed rate hikes had diminished. Also, the Fund’s position in TIPS was increased as TIPS underperformed comparable nominal Treasuries and appeared to be better value as a result. The positions in yen and euro were closed as risk was allocated to fixed income sectors. The Fund was overweight interest rate risk into the fourth quarter in the run up to and following the November U.S. general election. This turned out to be wrong, as duration was the leading detractor from performance in the second half of the year.

In addition, we removed the total return swap, in part, a reflection of our changed perception for the prospect for rate increases from the Fed which would consequently significantly increase the cost of the swap strategy. This strategy was initially deployed to maintain exposure to U.S. inflation-linked returns while maintaining necessary diversification within the Fund. The swap strategy was not necessary to meet this requirement as of the end of the fourth quarter of the reporting period.

Managed Bond Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Managed Bond Portfolio’s Class I returned 2.87%, compared to a 2.65% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	10 Years

Fund’s Class I	2.87%	3.19%	5.50%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	3.08%	3.39%	3.24%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	3.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments. An allocation to non-agency mortgage backed securities was positive for performance as the sector continued to benefit from limited supply and the ongoing housing recovery. However, tactical duration positioning, implemented through the use of cash bonds and pay fixed interest rate swaps, detracted from the Fund’s performance as yields rose across the curve. An underweight to investment grade corporate securities during the year detracted from returns as spreads narrowed.

Duration exposure in the eurozone, primarily to peripheral eurozone rates, added to returns as yields fluctuated during the reporting period. Conversely, an underweight to British rates detracted from performance as yields fell across most maturities. Exposure to emerging local interest rates in Mexico added to performance, particularly in the first quarter, by providing attractive carry to the Fund. Exposure to TIPS was positive for returns relative to nominal Treasuries as breakeven inflation levels (the difference between nominal and real yields) rose over the reporting period. Within currencies, the Fund’s defensive stance against a basket of emerging market currencies contributed to returns as these currencies depreciated against the U.S. dollar. However, the Fund’s Japanese yen positioning detracted from performance as the currency appreciated against the U.S. dollar.

During the reporting period, the Fund sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and the broader investment grade, high yield, and emerging market sectors. The Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allowed the Fund manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise have been accessible through the use of cash bonds. The Fund purchased and sold options and swaptions on futures, currencies, volatility and swaps, as a means of capitalizing on anticipated changes in market volatility, and to generate income. The Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities, and as a part of an investment strategy.

Our baseline forecast for 2017 calls for real global growth to remain in the 2.5%-3.0% range that has held for the past five years. Headline inflation should pick up in developed market economies while high inflation in emerging economies like Brazil and Russia is likely to ebb significantly. However, in light of significant political and policy uncertainty ahead, we recognize that both upside and downside risks have increased. In our baseline scenario, the economic expansion, now already in its eighth year, becomes the third-longest in postwar history in March and will continue during the remainder of 2017.

We assume that three transitions will progress in a relatively orderly fashion: Fiscal policy will become supportive, including a package in the U.S. that could take effect from October for fiscal year 2018; central banks will largely maintain their stimulus, thus limiting the rise in bond yields; and a full-blown trade war will be avoided.

In the U.S., we see growth above-trend at 2%-2.5% in 2017, twice the annualized rate from fourth quarter 2015 through second quarter 2016, but below the 3.2% in third quarter 2016. We expect business investment to snap back, helped by higher energy prices and more clarity on corporate tax reform under the new Trump administration. Consumer spending is likely to be supported by further declining unemployment, rising wages and expectations of personal income tax cuts. Headline CPI inflation should rise to converge with core inflation above 2%, and we expect the Fed to raise interest rates two or three times during 2017 (with risks to the upside).

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Short Duration Bond Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Short Duration Bond Portfolio’s Class I returned 1.69%, compared to a 1.28% return for its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	T. Rowe Price Associates, Inc. began managing the Fund on May 1, 2011, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	1.69%	1.25%	1.80%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	1.28%	0.92%	2.44%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	1.89%	1.45%	1.34%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	1.28%	0.92%	0.97%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at T. Rowe Price manage the Fund’s investment strategy by investing in debt securities (including derivatives on such securities). In our attempt to seek current income, the strategy focuses on high quality, investment grade securities, generally expecting to track the duration of the benchmark (plus or minus a half-year), as well as using futures, forwards and swaps. In addition to making active sector allocation and security selection decisions, we also monitor the Fund’s duration as part of our management of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates.

Sector allocation was the primary contributor to positive relative performance, while security selection within investment-grade corporate bonds modestly weighed on returns. Corporate bonds, both investment-grade and crossover bonds (i.e., bonds that are on the lower end of the investment-grade credit ratings spectrum or the highest end of the non-investment-grade credit ratings spectrum), contributed to relative results for the year. Solid demand from investors looking for additional yield provided support for short-maturity corporate bonds. Furthermore, risk sentiment was stronger as we headed into the second half of the reporting period on the back of stronger economic data, the OPEC deal, and the election outcome. As a result, the Fund’s significant overweight to corporates provided a meaningful contribution to relative results. The Fund’s out-of-benchmark exposure to securitized sectors similarly helped relative performance. Asset-backed securities, mortgage-backed securities, and commercial mortgage-backed securities supported relative returns, as they provide an incremental yield advantage over Treasuries. The securitized space continues to be supported by positive fundamentals on the heels of a strengthening U.S. economy, housing data, and positive consumer sentiment. Our corresponding underweight to U.S. Treasury securities helped relative returns, as U.S. Treasury yields increased during the year.

Security selection within investment-grade corporates also detracted from performance. Select corporate bonds with ties to commodity prices continued to struggle amidst the lower-for-longer commodity price environment that dominated most of the year. Yield curve positioning weighed on results as our overweight allocation to the intermediate portion of the curve and modest out-of-benchmark exposure to longer maturities underperformed as the curve modestly steepened over the period on increased inflation expectations.

As of the end of the reporting period, the Fund held interest rate futures generating a total gross exposure equal to approximately 6% of Fund assets. These instruments were held throughout the reporting period. The estimated return impact from employing futures was 0.10% for the reporting period.

Emerging Markets Debt Portfolio (managed by Ashmore Investment Management Limited)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Emerging Markets Debt Portfolio’s Class I returned 17.02%, compared to a 10.15% return for the broad-based, J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and 8.50% for the Emerging Markets Debt Composite Benchmark.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on April 30, 2012 through December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on April 30, 2012 through December 31,

2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	Since Inception (4/30/12)

Fund’s Class I	17.02%	2.32%
J.P. Morgan EMBI Global Diversified Index	10.15%	5.03%
Emerging Markets Debt Composite Benchmark	8.50%	1.04%

Fund’s Class P	17.25%	2.52%
J.P. Morgan EMBI Global Diversified Index	10.15%	5.03%
Emerging Markets Debt Composite Benchmark	8.50%	1.04%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed both the broad-based J.P. Morgan EMBI Global Diversified Index and the sector-specific Emerging Markets Debt Composite Benchmark. The Fund invests its assets in debt instruments that are economically tied to Emerging Market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and corporate issuers, and which may be denominated in any currency, including the local currency of the issuer.

Over the reporting period, the Fund’s allocation to external debt increased, starting the year at 54% and ending at around 58% of the Fund’s net asset value (NAV). During the same period, the Fund’s exposure to corporate debt decreased, starting the year at 22% and ending at around 7.5% of the Fund’s NAV. Finally, the Fund’s exposure to local currency debt increased, starting the year at 43% and ending at around 55% of the Fund’s NAV.

The Fund’s underweight position in local currency sovereign debt, overweight to sovereign debt, and off-benchmark allocation to corporate debt were net contributors to the Fund’s performance over the reporting period. The largest country contributors were Venezuela, Brazil, Ecuador, and Russia. The largest country detractors over the period were Nigeria, Indonesia and Colombia. The overweight conviction to Venezuela, Brazil, and Ecuador were the primary source of out-performance relative to the broad-based benchmark. Security selection in Nigeria and Colombia were the main source of detractor of performance relative to the benchmark.

The Fund’s positions in derivatives are mainly in FX forwards – notably to hedge the FX exposure of some local currency bond positions, in interest rates swaps and total return swaps – for efficient portfolio management purposes.

Venezuela, Ecuador and Brazil were the largest country contributors to performance in the J.P. Morgan EMBI Global Diversified Index for the reporting period. Venezuela benefitted from a stabilizing oil price and the successful completion of a debt swap for a portion of Petroleos de Venezuela’s $7 billion 2017 maturities, extending the maturity and reducing the required cash flow in 2017. On the political front, however, the likelihood of regime change through the recall referendum has dropped as the National Electoral Council has altered the procedures and requirements, increasing the probability that Venezuelan President Nicolas Maduro, or his designated successor, will remain in power until the end of the current term. Ecuador also benefited from the renewed stability in oil prices. The government took appropriate steps to reduce budgeted expenditures in the wake of the drop in prices early in the reporting period. The Petroecuador bond held in the Fund’s portfolio benefited from a quarterly sinking fund as a key credit support. Positive returns in Brazil have been achieved through exposure to both local interest rates and foreign exchange. On top of a number of positive reforms by the new administration (following the removal from office of President Dilma Rousseff), there has been a steady progression of interest rate cuts as part of a longer-term easing cycle.

Brazil, Russia, and South Africa were the largest contributors to performance in the J.P. Morgan EMBI Global Diversified Index for the reporting period. These countries saw their spot exchange rate appreciate vs USD by 21.7%, 17.8% and 12.6% respectively. Both Brazil and Russia also benefited from strong disinflation prospects, which have translated into interest rate decreases.

Going forward, we continue to see good opportunities in select local currency bond markets, where yields have a lot more room to fall, but the outlook for the U.S. dollar is still very dependent on policy options that have not yet been announced and clearly formalized, we take a measured and tactical view on the overall EM exchange rate exposure. We are particularly cautious about the outlook for Asian currencies that are not supported by high real yields and are an obvious line of defense for policy-makers in an increasingly mercantilist world. In external debt markets, we continue to see good value in Latin America but we are shifting some exposure into other regions such as Central Europe, Middle East and Africa (CEMEA).

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Comstock Portfolio (managed by Invesco Advisers, Inc.)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Comstock Portfolio’s Class I returned 17.50%, compared to a 17.34% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Invesco Advisers, Inc. began managing the Fund on June 1, 2010. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	17.50%	14.13%	5.61%
Russell 1000 Value Index	17.34%	14.80%	5.72%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	17.73%	14.36%	10.37%
Russell 1000 Value Index	17.34%	14.80%	11.27%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at Invesco employ a strategy that aims to exploit market inefficiencies by investing in well-established companies that appear undervalued relative to the market in general. Ultimately, we believe the market will recognize the value in these companies and we will sell as the stock prices begin to reflect their intrinsic value. In addition, the Fund takes advantage of pricing anomalies by purchasing undervalued stocks, trading at a significant discount to intrinsic value, before there is a recognizable catalyst. We are patient investors, with a long-term investing horizon and holding period of five to seven years. Although we are benchmark agnostic, we feel that stock selection, as opposed to making sector bets, may provide a more consistent opportunity for success.

The Fund’s investable universe includes all U.S. denominated equities with market capitalization greater than $5 billion. The Fund’s construction is bottom up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the benchmark, it does not play a major role in the construction of the Fund.

For the reporting period, most U.S. broad equity market indices delivered positive returns. All sectors within the benchmark posted positive returns for the reporting period.

On the positive side of sector performance, stock selection and an overweight within financials contributed to relative performance. Within banks, Bank of America and JPMorgan Chase were large contributors on a relative and absolute basis. Within diversified financials, Morgan Stanley was a top performer for the reporting period, outperforming the sector and benchmark. Financial stocks rallied during the second half of the reporting period, notably post-election, as large banks rallied on expectations of a more lenient regulatory environment from the new presidential administration.

Strong stock selection and an overweight within information technology stocks also boosted relative performance during the reporting period. Within software, Microsoft and Symantec Corp. were large contributors. Within hardware storage and peripherals, NetApp Inc. was a large contributor. Symantec rallied after they announced a deal to buy Blue Coat, a technology and cloud access security firm. In the second half of the year, NetApp reported smaller than expected declines in their mature product areas and growth in strategic solutions. Investors also welcomed strong expense management.

Having no exposure to real estate and a material underweight to consumer staples were large contributors to relative performance, as these sectors were the bottom performing sectors in the benchmark for the reporting period. The Fund has remained materially underweight in these areas of the market because management believes these sectors are generally overvalued, as investors have driven up stock prices in a quest for yield in a low-interest rate environment.

Stock selection within energy also enhanced relative performance. Devon Energy, Canadian Natural Resources and SunCor Energy had strong performance and outperformed the benchmark and sector. Oil and gas exploration and production company Devon Energy, a top energy holding, reported earnings higher than forecast for the first three quarters of the reporting period.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Fund. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Fund’s performance relative to the benchmark for the reporting period.

On the negative side, a material overweight allocation to consumer discretionary stocks was a detractor for the reporting period. Having a material overweight to Carnival Corp. was a large detractor, followed by media company, Viacom Inc. The large cruise line operator stock sold off after the “Brexit” decision due to foreign exposure, even though the company beat earnings expectations during that time. Prior to the Brexit decision, investors were focused on oil prices and the impact on the cruise line’s margin recovery.

Stock selection within telecommunication services also dampened performance. Vodafone Group was a large detractor, as well as not owning AT&T Inc. AT&T posted returns over 20% during the reporting period, outperforming the sector and benchmark.

Stock selection within healthcare also dampened relative performance. Express Scripts, a pharmacy benefits manager, and Novartis, a major European pharmaceuticals firm, were large detractors, both posting negative double-digit returns for the reporting period. Express Scripts was eliminated from the Fund based on potential pricing and margin pressure, given potential regulations on prescription drugs.

Although the allocation to cash was relatively low, at close to 3% on average for the reporting period, cash acted as a detractor. This would be expected, during a strong equity market.

The Fund’s financials weighting is overweight to the benchmark as we have a favorable view of large banks within financials. We also are constructive on the long–term prospects for our energy holdings as we believe supply and demand for oil should balance over time. The Fund’s exposure in each sector has a higher volatility than the benchmark. Therefore, the Fund should be more sensitive to broad moves within these sectors for the foreseeable future.

Developing Growth Portfolio (formerly named Small-Cap Growth Portfolio managed by Lord, Abbett & Co. LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Developing Growth Portfolio’s Class I returned -2.46%, compared to a 11.32% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Effective October 31, 2016, the Fund changed its name from Small-Cap Growth Portfolio and some of its investment policies changed at that time. Lord, Abbett & Co. LLC began managing the Fund on May 1, 2014 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	(2.46%)	6.28%	4.04%
Russell 2000 Growth Index	11.32%	13.74%	7.76%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(2.27%)	6.49%	2.66%
Russell 2000 Growth Index	11.32%	13.74%	9.04%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks to own small-capitalization growth companies that we at Lord Abbett believe have above-average, long-term growth potential, including companies that can transform markets through innovative products and services.

The leading detractor from the Fund’s performance relative to the benchmark during the reporting period was stock selection within the information technology sector. Within this sector, the Fund’s position in SunPower Corp., a global energy company, was a primary detractor. Shares of SunPower fell during the reporting period as the company failed to deliver on second quarter earnings expectations and lowered future revenue and margin guidance. Another large detractor within the sector was the Fund’s position in Gogo, Inc., a provider of in-flight connectivity and wireless entertainment solutions. The stock fell as the company reported mixed results for the third quarter of the reporting period, the growth of its average revenue per aircraft was stymied.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Stock selection in the industrials sector was another detractor from the Fund’s performance relative to the benchmark during the reporting period. Within this sector, the Fund’s holdings of Dycom Industries, Inc., a North American provider of specialty contracting services, detracted most. Dycom experienced a pause in fiber deployment from an unnamed customer which had a significant effect on its fiscal fourth quarter revenue. Another detractor within the industrials sector was the Fund’s position in Builders Firstsource, Inc., a supplier and manufacturer of building products for residential new construction. Builders Firstsource shares fell as third quarter operating performance deteriorated and the housing market weakened.

Stock selection in the consumer discretionary sector also detracted from the Fund’s performance relative to the benchmark during the reporting period. Within this sector, the Fund’s holdings of Wayfair, Inc., which offers browsing, merchandising, product discovery and prices for a range of products from suppliers across various brands, detracted most. Shares of Wayfair faced headwinds as management guided fourth quarter earnings lower as the company expanded internationally.

The two largest contributors to Fund performance relative to the benchmark during the reporting period were the health care and real estate sectors. Within the real estate sector, an underweight relative to the benchmark contributed to performance.

Within the health care sector, stock selection and an underweight relative to the benchmark contributed to performance. Exelixis, Inc., a biopharmaceutical company, contributed most in the health care sector. Shares of Exelixis rose as its kidney cancer treatment, CABOMETYX, was approved in Europe. Another contributor in the health care sector was Zeltiq Aesthetics, Inc. The medical technology company’s shares rose as improvements in its utilization and international growth helped it beat third quarter revenue and earnings expectations.

Among the largest individual stock contributors was the Fund’s position in Wix.com, Ltd., a web development platform. Wix.com beat second and third quarter earnings expectations as management also raised guidance. Another strong individual contributor to the Fund’s performance was Acacia Communications, Inc., a provider of interconnected products for communications networks. Acacia Communications’ continued strength in China and U.S. Data center growth led to stellar second quarter results.

Dividend Growth Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Dividend Growth Portfolio’s Class I returned 11.46%, compared to a 11.96% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

T. Rowe Price Associates, Inc. began managing the Fund on May 1, 2010. The Fund changed its name from Diversified Research Portfolio, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	11.46%	13.71%	5.91%
S&P 500 Index	11.96%	14.66%	6.95%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	11.68%	13.94%	11.16%
S&P 500 Index	11.96%	14.66%	11.53%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at T. Rowe Price manage the Fund’s strategy by investing in equity securities of dividend paying companies that we expect to increase their dividends over time and also provide long-term appreciation. In selecting investments, we favor companies with one or more of the following: either a track record of, or the potential for, above-average earnings and dividend growth; a competitive current dividend yield; a sound balance sheet and solid cash flow to support future dividend increases; a sustainable competitive advantage and leading market position; and attractive valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

The health care sector was a large contributor to the Fund’s relative performance, due to stock selection. UnitedHealth Group outperformed the broader health care sector, driven by strong operational performance from both its managed care and services businesses, as well as from higher

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

interest rates and the potential for corporate tax reform following the U.S. presidential election. We remain constructive on the company. Stryker, a diversified medical technology products manufacturer that operates in several attractive medical markets, benefited the Fund during the reporting period from durable, double-digit earnings growth and strong core revenue growth. We continue to like the company given our expectations of ongoing improvement in core trends, accretion from recent mergers and acquisitions, and the promise of MAKO robotic technology in knee replacement applications.

Security selection in the consumer discretionary sector also boosted the Fund’s relative results. Shares of Comcast steadily climbed during the reporting period, driven by strong operational results, with solid revenue growth across a majority of segments and impressive subscriber growth in its cable business. We continue to hold a favorable view of the company given its strong management team and recurring revenue business model.

Conversely, the energy sector detracted from the Fund’s relative performance, due to an underweight position and stock selection. Occidental Petroleum underperformed the broader energy sector after announcing its acquisition of additional Permian Basin Royalty Trust assets for $2 billion, as investors raised near-term concerns regarding the purchase price and impact to its cash flows. We added to our stake due to the company’s strong balance sheet, solid dividend yield, and attractive portfolio of well-diversified assets.

A lack of exposure to the telecommunication services sector detracted from the Fund’s relative results, as did stock selection and an overweight position in the consumer staples sector. Within consumer staples, shares of Coty traded lower after the company reported disappointing quarterly results and warned of further revenue challenges in the fourth quarter of the reporting period. The company also cited distractions from efforts to integrate the specialty beauty brands recently acquired from Procter & Gamble. In light of these difficulties, we eliminated Coty in favor of other investment ideas. Nestle underperformed the broader consumer staples sector during the reporting period, driven by lower-than-expected organic sales growth. Despite the weakness, we continue to like Nestle for its significant cash flow generation, strong balance sheet, and new management’s focus on reducing expenses.

Equity Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Equity Index Portfolio’s Class I returned 11.61%, compared to a 11.96% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC acquired the assets of Mercury Advisors, an affiliate of Merrill Lynch Investment Managers, L.P., effective September 29, 2006 and began managing the Fund on that date. Mercury Advisors began managing the Fund on January 1, 2000. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	11.61%	14.34%	6.65%
S&P 500 Index	11.96%	14.66%	6.95%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	11.83%	14.57%	11.43%
S&P 500 Index	11.96%	14.66%	11.53%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks to replicate, as closely as possible, the total return of the benchmark as represented by the S&P 500 Index. In accordance with BlackRock’s passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reporting period started with U.S. stock prices falling due to fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta, and Pakistan. Domestic equity markets rebounded in the second quarter of the reporting period, despite increased volatility in June from the Brexit, the U.K.’s vote to leave the European Union.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

U.S. equities capitalized on the upward momentum from their second quarter rally, which continued through the second half of the reporting period, driven by a dovish Fed that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. The U.S. economy continued to strengthen into the fourth quarter of the reporting period as seen by strong macro data and tightening of the U.S. labor market. As such, the Fed’s decision to raise rates by 0.25% at the end of the reporting period did not come as a big surprise.

The U.S. election and the Fed were front and center during most of the reporting period. The reporting period started with an increase in volatility as investors prepared for a possible Fed rate increase, and weighed probable outcomes of the U.S. election. While many people were surprised by the Trump win, markets did not experience the same type of volatility seen after the Brexit vote, with major U.S. indices posting solid gains in November and December.

From a sector perspective, information technology and financials were the strongest performers amongst U.S. large-capitalization stocks, while energy and industrials also drove positive returns for the index during the reporting period. The health care sector was the only negative performer from returns during the reporting period.

Focused Growth Portfolio (managed by Janus Capital Management LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Focused Growth Portfolio’s Class I returned 2.35%, compared to a 7.08% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	10 Years

Fund’s Class I	2.35%	15.33%	7.23%
Russell 1000 Growth Index	7.08%	14.50%	8.33%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	2.57%	15.57%	10.52%
Russell 1000 Growth Index	7.08%	14.50%	11.40%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. As part of the Fund’s investment strategy in seeking long-term growth of capital, we at Janus seek companies that have clear, sustainable competitive moats around their businesses that should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. While a few companies in the Fund produced disappointing results this year, we remain confident in the competitive advantages and long-term growth potential of the companies in the Fund.

Stock selection in the consumer discretionary and information technology sectors detracted from relative performance. Our relative underperformance in both sectors was stock specific, rather than the result of a positive or negative underlying trend we were under or over exposed to.

Below, we’ve highlighted some of the Fund’s top contributors and detractors.

The online broker TD Ameritrade Holding Company added to the Fund’s performance. We believe that TD Ameritrade is a best-in-class asset gatherer. We also believe TD Ameritrade has a unique and differentiated business model, having outsourced the banking operations of the business to TD Bank, allowing it to run a capital light business model, generate free cash flow in excess of net income, and deliver attractive returns, in our view. Going forward, as a low-cost provider of wealth management services, we believe Ameritrade will continue to gain mass affluent market share and benefit from the retirement wave of Baby Boomers, as financial assets will move from defined contribution plans to Rollover IRAs.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Contributing to Fund performance during the reporting period was Zoetis. A spin-off from Pfizer, Zoetis develops animal health medicines and vaccines, with a focus on livestock and companion animals. The company’s products are sold in North America, Europe, Africa, Asia, Australia and Latin America. As the largest animal health company in the world, Zoetis is well positioned to benefit from several positive trends we see in the animal health industry, including stable, long-term growth and limited impact from generics. The company’s competitive advantages include scale, product breadth and distribution network. Additionally, we think the company has pricing power to drive sales growth, and that management can improve its manufacturing process and product portfolio to increase margins.

Also benefiting the Fund’s performance was Amazon. The online retailer offers a wide range of products, including books, music, computers, electronics, home and garden, and numerous other products. Amazon offers personalized shopping services, Web-based credit card payment and direct shipping to customers. We believe the company’s competitive advantages of a low overhead cost structure, allowing an aggressive pricing structure, and faster shipping will cause consumers to shift an increasing amount of their general merchandise spending toward it. Given that roughly 90% of retail sales are still sold offline, we believe Amazon has significant opportunities ahead, particularly as they expand into new business lines and geographies.

Another contributor to the Fund’s performance was WEX Inc. WEX provides payment processing and information management services to vehicle fleets. We believe that WEX has earned its leading market share position through differentiated back-end reporting, bill pay consolidation features and complex analytics. We like the company’s strong customer retention, international expansion and potential for growth into other verticals.

Vulcan Materials also impacted the Fund’s performance positively for the reporting period. Vulcan is primarily engaged in the production, distribution and sale of construction aggregate materials. We like that there are very high barriers to entry around their business as the high weight and low value of the company’s product has necessitated operating in local markets. A difficult permitting process makes it difficult for competitors to open new mines to combat the issue of proximity to the client.

On the other hand, detracting from Fund performance was Norwegian Cruise Line. We exited our position in the cruise ship company due to poor execution by management during a period of time in which geopolitical factors impacted demand for their business.

Regeneron Pharmaceuticals also detracted from Fund performance. We view the biotechnology company’s Eylea drug as an advance for the treatment of wet age-related macular degeneration (AMD), a leading cause of blindness in the elderly. We believe Eylea has potency, cost and convenience advantages over the current standard of care, which has led to a strong uptake in the market. We feel Regeneron has a strong technology platform and an underappreciated pipeline of novel antibody drug candidates, including a potential leading therapy for a new class of cholesterol-lowering agents.

The global cloud computing company Salesforce.com, best known for its customer relationship management solutions, also detracted from Fund performance. We believe the flexibility and low-cost nature of the company’s cloud-based offerings give it a competitive advantage over on-premises legacy solutions.

E*Trade Financial offers online brokerage services and related products for investors. We believe the core brokerage business is attractive and we like the progress that has been made on restructuring the balance sheet. After a period of capital return, management has turned its capital allocation toward mergers and acquisitions. E*Trade detracted from the Fund’s performance, and we sold our position during the reporting period.

Another detractor to Fund performance was Canadian Pacific Railway. The company operates a rail system connecting the major business centers in North America. We like that the company operates in an industry that has significant barriers to entry. We believe a relatively new management team is improving the railroad company’s culture, operational performance and capital allocation decisions. Macro factors, including weak energy prices, hurt volumes during the reporting period. We exited the position.

Growth Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Growth Portfolio’s Class I returned 2.21%, compared to a 7.08% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	2.21%	13.67%	6.40%
Russell 1000 Growth Index	7.08%	14.50%	8.33%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	2.42%	13.89%	9.61%
Russell 1000 Growth Index	7.08%	14.50%	11.40%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. The strategy is an actively managed, research-driven growth fund. We, the MFS investment management team, build the Fund from the bottom up, selecting companies with the best opportunities for growth two to three years into the future. When applying the Fund’s valuation analysis, we consider the magnitude and potential growth rate of a company against what the market has discounted. At the sector level, we typically limit significant over- and under-weights relative to the benchmark, allowing bottom-up stock selection to drive performance results over time.

Security selection in the technology sector detracted from the Fund’s performance relative to the benchmark. The Fund’s overweight positions in business-oriented social networking service LinkedIn and relationship management software company Salesforce.com weighed on relative results. Additionally, underweight positions in software giant Microsoft and computer and personal electronics maker Apple also hindered the Fund’s relative performance.

Stock selection and, to a lesser extent, an underweight position in both the industrial goods & services and consumer staples sectors dampened relative returns. However, there were no stocks within either sector that were among the Fund’s top relative detractors over the reporting period.

Security selection and, to a lesser extent, an overweight position in the health care sector further detracted from the Fund’s relative performance. Overweight positions in biopharmaceutical company Alexion Pharmaceuticals, eye care and skin care products company Allergan and biotechnology company Regeneron Pharmaceuticals weighed on relative returns. Not holding a position in strong-performing health insurance and Medicare/Medicaid provider UnitedHealth Group also hampered relative results.

Elsewhere, not holding shares of telecommunications company Verizon Communications detracted from the Fund’s relative performance.

The Fund’s cash and/or cash equivalents position during the reporting period detracted from the Fund’s relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the Fund’s benchmark, holding cash hurt the Fund’s performance versus the benchmark.

Stock selection in the retailing sector contributed to the Fund’s relative performance. The Fund’s overweight position in discount retailer Ross Stores and an underweight position in drugstore retailer CVS Health Corp benefited relative results.

Stock selection in the autos & housing sector also benefited the Fund’s relative performance. An overweight position in construction aggregates producer Vulcan Materials bolstered relative results.

Stocks in other sectors that contributed to the Fund’s relative performance included overweight positions in computer graphics company NVIDIA Corp, industrial and consumer products and services company Danaher and financial services firm Charles Schwab. An underweight position in biotech firm Gilead Sciences, which was not held in the Fund at the end of the reporting period, and not holding position in biotechnology medicine company Amgen further contributed to the Fund’s relative performance.

Large-Cap Growth Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Large-Cap Growth Portfolio’s Class I returned 0.51%, compared to a 7.08% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2013, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	0.51%	13.45%	6.29%
Russell 1000 Growth Index	7.08%	14.50%	8.33%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	0.71%	13.67%	10.33%
Russell 1000 Growth Index	7.08%	14.50%	11.40%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the BlackRock portfolio management team, implement the Fund’s investment strategy by investing in large-capitalization companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage.

Performance challenges were isolated in two distinct periods, the first and last quarters of the reporting period, marked by significant market rotations out of growth stocks in favor of income-oriented equities and traditional value/cyclical companies.

Investors began the reporting period favoring dividend stocks amid fears of negative interest rates, and then broadly rotated to more traditional value areas at the expense of growth/momentum names as the first quarter of the reporting period progressed. The rotation exacted the greatest toll on last year’s winners (regardless of sound fundamentals) and higher volatility stocks. In comparison, defensive telecommunication services and utilities were the top performers within the benchmark due to the wider flight to safety during the first quarter of the reporting period, as well as investors’ ongoing search for yield in the lower for longer interest rate environment.

Fund performance rebounded in the second and third quarters of the reporting period as best-in-class growth companies recovered on solid earnings results and healthy underlying fundamentals, but these gains were offset by underperformance following the November election results when we saw another substantial rotation. Expectations for improved growth, lower taxes, less regulation within financials, and a large move in the U.S. dollar led to a regime change in the market post-election. Cyclical and traditional value sectors like financials, industrials and materials that, until recently, were most neglected by investors, saw a sharp rally. By contrast, best-in-class growth companies that performed strongly, particularly within information technology, suffered as they appeared to be a source of funds for the reallocation.

On a sector basis, information technology and consumer discretionary were the largest detractors during the reporting period. Information technology services, software and hardware accounted for the majority of the underperformance in information technology, while media and specialty retail weighed in consumer discretionary. Additional sources of weakness included health care (biotechnology, life sciences tools & services) and consumer staples (beverages). Conversely, financials exposure and an overweight to energy were the prime contributors to the Fund’s performance during the reporting period. An underweight to real estate also benefited.

In stock specifics, TripAdvisor Inc. (a travel website company), Vertex Pharmaceuticals Inc. (a pharmaceutical company), Alliance Data Systems Corp. (a provider of loyalty and marketing solutions) and United Therapeutics Corp. (a biotechnology company) were top detractors. The largest individual contributors included UnitedHealth Group Inc., Tencent Holdings Ltd., Facebook Inc. and Concho Resources Inc.

As noted above, the U.S. election results inspired a dramatic change in market leadership, as expectations of faster U.S. growth prompted investors to rotate out of best-in-class growth companies that performed strongly in recent months in favor of value and cyclically-oriented stocks. This was evident among information technology, consumer and internet-related stocks within the Fund, of which reversed second- and third-quarter gains. Importantly, we believe the selloff was a short-term reaction and remain constructive on our holdings longer term given strong underlying fundamentals.

Looking forward, we maintain our favorable outlook on U.S. equities given the potential for stronger domestic growth, an improved regulatory environment and lower taxes. At the same time, U.S. companies saw earnings re-enter positive territory in the third quarter of the reporting period (after five consecutive quarterly declines), and the rebound looks set to continue in 2017. Volatility will likely remain a constant feature as investors

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

contend with uncertainty around the incoming administration’s ability to deliver on its promises, Fed policy and elections in the E.U., among other factors. We look to take advantage of any incremental volatility to upgrade our Fund, adding to favorite holdings on weakness and/or acquiring new names where valuation cases improve.

The largest overweight in the Fund at the end of the reporting period was financials, followed by information technology and energy. Consumer staples and industrials were the largest Fund underweights.

Large-Cap Value Portfolio (managed by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Large-Cap Value Portfolio’s Class I returned 12.87%, compared to a 17.34% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

ClearBridge Advisors, LLC assumed management of the Fund on October 1, 2006. Salomon Brothers Asset Management Inc, an affiliate of ClearBridge, managed the Fund from January 4, 1999 to September 30, ]2006. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	12.87%	13.45%	5.96%
Russell 1000 Value Index	17.34%	14.80%	5.72%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	13.09%	13.68%	10.92%
Russell 1000 Value Index	17.34%	14.80%	11.27%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the ClearBridge large-capitalization value team, utilize an interactive, research-driven approach to identify large-capitalization companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place an emphasis on higher certainty of near- and medium-term cash flows, while discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power.

Relative to the benchmark, the Fund’s stock selection in the consumer discretionary, energy and materials sectors contributed the most to relative performance for the reporting period. In terms of allocation, the Fund’s underweight to the real estate sector and overweight to the materials sector contributed to relative performance for the reporting period. On an individual stock basis, the leading contributors to performance included positions in Time Warner Inc. in the consumer discretionary sector, Halliburton Company in the energy sector, JPMorgan Chase in the financials sector and Martin Marietta Materials and Freeport-McMoRan in the materials sector.

Relative to the benchmark, both overall sector allocation and overall stock selection detracted from performance for the reporting period. The Fund’s stock selection in the information technology, consumer staples, financials, health care and industrials sectors also detracted from relative performance. In terms of sector allocation, the Fund’s overweight to the consumer discretionary and health care sectors detracted from relative performance. On an individual stock basis, the leading detractors from Fund performance for the reporting period included our holdings in Teva Pharmaceutical Industries in the health care sector, CVS Health Corporation in the consumer staples sector, Nuance Communications and Xerox Corp in the information technology sector and Amgen in the health care sector.

During the reporting period, we established new positions in AmerisourceBergen Corporation, Bank of America Corporation and UnitedHealth Group Incorporated. Additionally, existing Fund holding Time Warner Cable Inc. was acquired by Charter Communications, Inc. in a cash and stock transaction, in which each Time Warner share was exchanged for cash and roughly half a share of Charter stock. We maintained our new position in Charter. In addition, EMC Corporation completed its merger with Dell, creating the new Dell Technologies, Inc. We received cash and a stub position in Dell Technologies, which we exited during the reporting period.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

As active value investors, we continue to look for strong business franchises at attractive valuations. Most importantly, we believe that equities are the best long-term option for investors. In particular, high-quality businesses with high market shares and strong free cash flows should outperform the market over time.

Long/Short Large-Cap Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Long/Short Large-Cap Portfolio’s Class I returned 9.18%, compared to a 11.96% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on May 1, 2008 through December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	J.P. Morgan Investment Management Inc. became sole manager of the Fund on May 1, 2011. The Fund was co-managed with another firm before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	Since Inception (5/1/08)

Fund’s Class I	9.18%	14.36%	7.02%
S&P 500 Index	11.96%	14.66%	8.03%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	9.40%	14.59%	10.61%
S&P 500 Index	11.96%	14.66%	11.53%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at JP Morgan continue to establish long equity positions in large market-capitalization (“large-cap”) securities that we believe will outperform the market and take short positions in large-cap equity securities that we believe will underperform the market.

The core equity aspect of the Fund underperformed the benchmark during the reporting period. With respect to sector positioning, the primary detractors included pharmaceutical/medical technology, industrial cyclical, energy and utilities sectors while the health services and systems, media and basic materials sectors proved beneficial. Further with respect to sector selection, underweights in utilities and telecommunications, and overweights in health services & systems weighed on relative returns while overweights in big banks & brokers, and underweights in retail and REITs partially offset the underperformance. The research-driven aspect of the Fund also underperformed the benchmark during the reporting period. With respect to sector positioning, the primary detractors consisted of the pharmaceutical/medical technology, industrial cyclical, energy and consumer cyclical sectors while the software and services, health services and systems and consumer staples sectors contributed to performance. Further with respect to sector selection, underweight in semiconductors & hardware, and overweights within the industrial cyclical and media sectors weighed on relative returns while overweights in big banks & brokers and basic materials and underweights in consumer staples contributed to relative returns. The derivative exposure in the Fund did not have a meaningful impact on returns for the period.

With respect to security selection, long positions in Valeant Pharmaceuticals and Allergan and underweight short position in Johnson & Johnson within pharmaceutical/medical technology detracted for both the core-equity and research-driven aspects of the Fund. The overweight position in Valeant hurt as shares fell following concerns around its debt and leverage profiles and were further exacerbated by the delay of its 10K filing. Given the many uncertainties and the real risk that external distractions may continue to materially impact its business operations, we decided to exit the position earlier in the reporting period. Also within the sector, owning Allergan challenged performance. The company’s underperformance was driven by the Treasury’s crackdown on tax inversions and the resulting termination of the company’s proposed merger with Pfizer. We believe the company continues to exhibit strong standalone value as a result of its underappreciated product offerings, the anticipated benefits of its capital deployment optionality, and the expected support offered by its acquisition of Teva’s generics unit. Our negative exposure to Johnson & Johnson detracted as the company reported share gains in several key pharmaceutical products, lowered interest rate expenses and improved cost management. While we find the strength in its pharmaceutical unit to be incrementally positive, we remain concerned about the impact of broader pricing pressures on Johnson & Johnson and are skeptical about its capital allocation execution.

Finally, in the telecommunications sector, an overweight position in Dish Network weighed on the Fund’s returns due to its volatile performance during the reporting period. A notable short-seller alleged that Dish Network’s spectrum is not as valuable as investors have assumed and the

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

company continued to lose subscribers in its core satellite business. We remain positive on Dish Network as we believe that its spectrum remains valuable to wireless carriers as demand for data increases and carriers begin to invest in their 5G networks.

For both the core-equity and research-driven aspects of the Fund, overweight positions in UnitedHealth Group and Time Warner contributed to its performance during the reporting period. Within health services and systems, our overweight position in UnitedHealth Group bolstered the Fund’s returns after better-than-expected cost control and strong premium growth allowed the company to sidestep broader pressures within the sector from branded pharmaceutical inflation and increase its levels of reinvestment and forward guidance. We remain positive due to the high potential of UnitedHealth Group’s Optum Health platform, improving medical loss ratios, and positive exposure to the broad stabilization of Medicare Advantage cost trends. Also, in media, our overweight in Time Warner added value to the Fund after AT&T offered to acquire the company. We expect the deal to be approved by regulators. Due to valuable content assets like HBO and its Warner Brothers film unit, Time Warner should provide AT&T with new sources of growth amid efforts to diversify its revenue base as its wireless business matures. We have reduced our exposure to Time Warner following its post-deal price increase but believe it holds attractive standalone value even in the absence of deal approval.

Specifically benefiting the core equity aspect during the reporting period, within the basic materials space was the overweight in U.S. Steel, which aided the Fund’s performance amid improving supply-and-demand fundamentals for steel. Both the reduction of Chinese capacity and the imposition of import duties aided the supply component of the market. The near-term outlook for U.S. Steel remains positive due to the potential benefits of lower imports stemming from trade policy decisions, elevated coal costs for Chinese producers, and strengthening U.S. demand.

We expect the momentum experienced at the end of the reporting period to largely continue into 2017. Third-quarter earnings marked the long-awaited end of the “earnings recession.” While we are monitoring the recent strength in the U.S. dollar, we expect this positive performance to continue and gain momentum as the headwinds of falling oil prices and rising foreign exchange pressures turn into tailwinds and supplement the healthy foundation of core corporate earnings growth. We anticipate that the rise in inflation expectations will largely benefit equities in the near-term. However, we are mindful of the risk of an inflation overshoot while understanding that significant uncertainty exists regarding the size and shape of rumored fiscal reform. Although our Fund still retains constructive outlooks towards economic growth, we have therefore felt it appropriate to manage risk by modestly trimming our exposures in some areas of the market that seem to be pricing in a higher-than-warranted probability for reform.

Main Street Core Portfolio (managed by OppenheimerFunds, Inc.)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Main Street Core Portfolio’s Class I returned 11.83%, compared to a 11.96% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	10 Years

Fund’s Class I	11.83%	14.58%	6.64%
S&P 500 Index	11.96%	14.66%	6.95%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	12.05%	14.81%	11.97%
S&P 500 Index	11.96%	14.66%	11.53%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed its benchmark. We, the Oppenheimer Main Street Core team, strive to keep the Fund in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a fund that can outperform no matter the environment. If our strategy includes not making oversized macro factor bets, a reasonable question is, “What types of risks are you willing to take?” First, we believe identifying companies with sustainable competitive advantages (or economic moats, if you prefer), is squarely in the middle of our circle of competence. Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, correctly valuing stocks and seeing what expectations the market is pricing in is also

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

within our skillset. It is not by accident that we weight the Fund more heavily towards companies that have structural competitive advantages and/or management teams that are executing (e.g. gaining market share, expanding profit margins), with at least reasonable stock valuations. Companies with these qualities generally have more stable earnings.

The Fund underperformed the benchmark due largely to the information technology and energy sectors and an overweight in telecommunication services. Contributors to relative performance were an overweight position and stock selection in financials, and stock selection in health care, consumer staples and utilities.

While the absolute returns seen by the benchmark and our Fund were both moderately above long-term averages for 2016, roughly half of the return came in the final eight weeks of the year following the election. The Fund’s performance was consistent with our expectations. Namely, given our strategy and the types of higher-quality companies we invest in, we expect to underperform in “go-go” markets, mildly outperform when market returns are near long-term averages, and then materially outperform in bear markets. 2016 was roughly between the first two of these scenarios.

Top contributors to performance this period included CME Group, Inc. (financials), Chevron Corp. (energy) and Comcast Corp. (consumer discretionary). Our overweight position in financials skews towards non-lender financials such as CME Group, a financial market company operating an options and futures exchange. The company performed well during the reporting period, and particularly after the U.S. Presidential election in November. Financials were the biggest winner after the election, as many believe the Trump administration will be more favorable to the sector, thanks to less regulation as well as implementing other policies favorable to both economic growth and interest rate increases, leading to net interest margin expansion. Chevron, an oil industry company, benefited from the sharp bounce off the oil price lows seen in the first quarter of 2016. Furthermore, Chevron’s attractive yield and more focused capital spending plans were rewarded by the market. Media and technology company Comcast reported strong earnings in October 2016. The summer Olympics helped drive growth at NBC Universal.

The top detractors from Fund performance included health care stocks Mylan N.V., Express Scripts Holding Company and Gilead Sciences, Inc. Shares of Mylan were impacted by questions over the pricing of EpiPen. Mylan’s CEO called out the supply chain, including pharmacy benefit managers (PBMs) such as Express Scripts, as to why the price of EpiPen has had significant price increases over the last few years. Express Scripts was also negatively impacted by concern regarding scrutiny over manufacturer rebates and transparency of the PBM business model. Gilead is a biopharmaceutical company primarily focused on development of drugs aimed at HIV/AIDS, liver disease, and serious cardiovascular and respiratory conditions. The stock was down with the biotech sector, and it also faced a new competitor within the Hepatitis C market—Merck’s Zepatier—which was approved at the end of January. We’ve since exited our position on pricing concerns in the Hepatitis C space.

At period end, the Fund had its largest overweight positions in the financials, industrials and consumer staples, and its most significant underweight positions in information technology, real estate and consumer discretionary.

Mid-Cap Equity Portfolio (managed by Scout Investments, Inc.)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Mid-Cap Equity Portfolio’s Class I returned 18.42%, compared to a 13.80% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Scout Investments, Inc. began managing the Fund on January 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	18.42%	12.89%	5.97%
Russell Midcap Index	13.80%	14.72%	7.86%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	18.66%	13.11%	8.91%
Russell Midcap Index	13.80%	14.72%	10.54%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at Scout maintain the Fund’s strategy, which is keenly focused on individual stock selection, by investing Fund assets primarily in equity securities of companies with medium market capitalizations. We seek to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. Even at the stock level, buying and selling is often done incrementally. The strategy favors stocks with positive cash flows, strong balance sheets, attractive valuations, and fundamental top down (macroeconomic or political changes) or bottom up (company-specific) catalysts to unlock that value, while selecting away from those stocks that the strategy perceives to be exposed to unnecessary risk factors.

Strong returns were bolstered by a steady U.S. economy and expectations for more growth-friendly policies in 2017. Stocks overcame a multitude of concerns during the reporting period, including a recession scare, fears of an economic slowdown in China, and Britain’s vote to leave the European Union (“Brexit”).

Sector allocation was a drag on the Fund’s performance during the reporting period, yet was more than offset by positive stock selection. An overweight position in financials and an underweight position in real estate contributed to the Fund’s returns. Key detractors from Fund performance included underweight positions in energy and industrials, and an overweight position in health care in early 2016. Cyclical sectors were among the best performers for the benchmark and were led by energy, materials, financials and industrials, while the health care, consumer discretionary and consumer staples sectors detracted from the benchmark’s performance.

Stock selection drove the Fund’s outperformance during the reporting period. Citizens Financial Group was the leading contributor. Low interest rates at the start of the reporting period weighed heavily on the bank’s valuation, but valuation improved throughout the reporting period due to a rise in interest rates, improvement in the U.S. economy, and the outlook for more favorable regulation and profitability took hold. NVIDIA Corp was another large contributor to selection as investors’ excitement continued to build around prospects for growth in Artificial Intelligence. While NVIDIA has successfully driven graphics processing unit upgrades based on its newer architecture within its core PC gaming franchise, the company is generating significant growth in other markets including data centers and autos. Computer Sciences Corp, a leading provider of technology-enabled business services, was also among the key contributors following its transformational announcement in May that it had entered into a merger agreement with the Enterprise Services segment of Hewlett Packard Enterprises.

Skechers U.S.A., Inc., a global footwear manufacturer, was the top detractor from Fund performance as the company experienced reduced growth due to the malaise in retail, increased competition, and a retailer’s bankruptcy that caused a temporary glut in the shoe market. While near-term growth has slowed for Skechers, we believe they have adjusted to the changing environment and the valuation remains attractive. Palo Alto Networks, Inc., a leading provider of network security products to enterprises, was the second biggest detractor during the reporting period. While the equity was a strong performer in 2015, investors took profits during the reporting period as growth concerns arose following a year of weaker than expected earnings reports. We view the factors behind the slowdown more as growing pains for this rapidly expanding company at this juncture. Newmont Mining Corp., one of the world’s leading gold producers, was another detractor during the reporting period. Gold prices suffered late in the reporting period as interest rates climbed, the U.S. dollar appreciated and investor interest for the sector waned following global economic improvement.

We remain optimistic on prospects for U.S. equities. Expected policy announcements on deregulation, tax reform, and infrastructure improve the prospects for faster economic growth within the U.S. Downside risks are possible given potential trade friction, but we view the tough rhetoric from the President as a possible negotiating tactic. The trade situation remains fluid so this casts some uncertainty over the prospects for traded goods in several sectors, including industrials, technology, and consumer stocks. Due to this and other uncertainties, we are investing more based on company-specific fundamentals rather than macro-economic drivers, although we do consider both factors in accordance with our investment process. Major global economies in Europe, Japan, and China continue to execute significant monetary stimulus programs to combat deflation, which is a generally bullish factor for equities.

While the overall macroeconomic environment appears favorable, we continue to focus on attractive themes and stock-specific ideas, including: favoring financials such as banks that are realizing stronger fee-based income, better loan growth and low loan losses; innovations within technology and health care such as the above-mentioned NVIDIA and ABIOMED, Inc. (a manufacturer of medical implant devices), which is improving the treatment of cardiovascular diseases; favoring the defense industry under the incoming administration augurs well for equities with exposure; adapting to changes in consumer behavior which focuses more on experiences such as travel and entertainment; and favoring energy holdings that control prolific, low cost energy reserves or provide the tools and technology to produce energy as the shale energy revolution within the U.S. continues to disrupt global energy producers.

Mid-Cap Growth Portfolio (managed by Ivy Investment Management Company)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Mid-Cap Growth Portfolio’s Class I returned 6.27%, compared to a 7.33% return for its benchmark, the Russell Midcap Growth Index.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Ivy Investment Management Company began managing the Fund on November 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	6.27%	9.23%	6.81%
Russell Midcap Growth Index	7.33%	13.51%	7.83%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	6.48%	9.45%	4.29%
Russell Midcap Growth Index	7.33%	13.51%	9.34%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. In selecting investments, we at Ivy maintain the Fund’s strategy by primarily emphasizing a bottom-up approach with a focus on issues with medium market capitalizations that we believe have the potential for strong growth and increasing profitability, attractive valuations and sound capital structures. Our investment process also includes a review of the macroeconomic environment.

The top four sectors that contributed positively to the Fund’s performance were energy, financials, materials and industrials. Those sectors that detracted from the Fund’s performance were technology, consumer discretionary and consumer staples. Utilities were neutral to the Fund’s performance. Cash was a detractor to performance.

Sector allocation was positive for performance, particularly given an overweight position in the energy sector, which was a very strong outperformer in both the Fund and the benchmark. Stock selection was a detractor, especially in the information technology sector, whereas not owning Nvidia Corporation, which performed well for the index, was a significant opportunity cost. The currency effect on the Fund was a negative, primarily related to ownership of Burberry (a British clothing company) and the weakness of the British pound post Brexit. Burberry made an overall small positive contribution to the Fund’s performance during the reporting period, as the performance of the stock more than offset the currency impact.

The top three securities detracting from the Fund’s relative performance for the reporting period were Alkermes plc (a biopharmaceutical based in Ireland), Diplomat Pharmacy, Inc. (a health care company based in the U.S.) and Pacira Pharmaceuticals (a specialty pharmaceutical based in the U.S.) The top three securities contributing to the Fund’s relative performance for the reporting period were Continental Resources, Inc. (an independent oil and gas company located in the U.S.), Microchip Technology, Inc. (a semiconductor company located in the U.S.) and CME Group, Inc. (an investment brokerage located in the U.S.).

Mid-Cap Value Portfolio (managed by Boston Partners)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Mid-Cap Value Portfolio’s Class I returned 15.29%, compared to a 20.00% return for its benchmark, the Russell Midcap Value Index.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on January 2, 2009 through December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Boston Partners began managing the Fund on April 28, 2015, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	Since Inception (1/2/09)

Fund’s Class I	15.29%	13.40%	13.59%
Russell Midcap Value Index	20.00%	15.70%	16.63%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	15.52%	13.62%	8.99%
Russell Midcap Value Index	20.00%	15.70%	11.56%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the management team at Boston Partners, invest primarily in mid-capitalization U.S. companies that we identify as possessing low valuation, strong fundamentals (high quality) and improving business momentum. We focus on various value characteristics such as price-to-earnings ratio, book value and free cash flow yield. We also analyze potential portfolio companies’ operating and financial fundamentals such as return on equity, return on assets and expected earnings growth. Securities are selected based on a continuous quantitative and fundamental study of these trends in industries and companies, including the anticipated earnings and cash flows relative to expectations.

During the reporting period, the Fund’s holdings in the finance sector added significantly to total return and returns relative to the benchmark. The Fund’s overweight to this strong performing sector and stock selection within the sector aided returns. Student loan companies Navient and SLM Corp. outperformed as the likelihood of government regulation in the student loan industry diminished with the Republican sweep in Congress. Credit card company Discover Financial Services performed well as investor fears about deteriorating credit quality dissipated with more optimism for economic growth and employment in the future. Life insurance holdings Unum, Reinsurance Group of America and Torchmark rebounded as prospects for higher interest rates would help earnings growth going forward. In health care, the Fund’s holding in St. Jude Medical performed well as a result of the acquisition of this medical devices company by Abbott Labs at a substantial premium. Compared to the benchmark, these positive developments could not offset the lagging relative returns in the technology and materials sectors. The Fund’s technology holdings appreciated but lagged the sector return of the benchmark. We avoided a few expensive, momentum driven names such as semiconductor companies NVIDIA and Micron and those stocks continued to get more expensive as the year wore on. In addition, a few of the Fund’s lower growth, more predictable technology investments such as Jabil, Alliance Data Systems and Total Systems Services underperformed as investors became more interested in more cyclical companies with larger potential for near term growth. We continue to hold these positions. Hard disk drive manufacturer Seagate Technologies and technology distributor Avnet announced earnings disappointments during the reporting period and we eliminated these positions from the Fund. Within the materials sector, we avoided highly volatile precious metals companies Newmont Mining and Freeport McMoran which significantly appreciated in price. The Fund has significant exposure to steady paper and packaging companies such as Graphic Packaging, Sealed Air and Crown Holdings and these companies lagged the stronger returns of the more economically sensitive companies in the sector. Finally, avoiding the transportation sector also hindered relative returns as airline and trucking companies rebounded strongly with optimism in the economic recovery.

During the last quarter of the reporting period, we took advantage of several stock specific opportunities. In the consumer non-durables sector, we opened a position in Hasbro. Hasbro is a toy company that generates strong returns with a high return-on-equity ratio and an under-levered balance sheet. The business was seeing accelerating growth during the reporting period due to its takeover of a Disney Princess license from Mattel, which will increase revenue growth. In the technology sector, we added Computer Sciences Corp., a technology services and consulting company, with a steady business model and high recurring revenue and free-cash-flow generation. Computer Sciences Corp. should add to their bottom line with cost synergies from a recently announced merger with the service division of Hewlett Packard Enterprise. We closed our position in auto parts supplier Lear Corp. and consumer credit reporting agency Equifax, as they approached our target prices. We also closed our position in Valspar, a paint manufacturer, which was acquired by Sherwin Williams. In the consumer services sector, we closed our position in media company Tegna due to increased risk in their newspaper business.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Going forward, we expect that the Fund’s investments in inexpensive, high quality companies with improving business momentum will position the Fund to outperform the benchmark over longer periods. We expect 2017 to be a period of potential policy change in the U.S., including tax, trade, regulatory, interest rate and fiscal. While 2017 may be a time of confusion for investors, we are confident in our process that has stood the test of time during our 21 year history at Boston Partners. We look forward to taking advantage of investment opportunities for the Fund over the coming year.

Small-Cap Equity Portfolio (co-sub-advised by BlackRock Investment Management, LLC and Franklin Advisory Services, LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Small-Cap Equity Portfolio’s Class I returned 30.42%, compared to a 31.74% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC and Franklin Advisory Services, LLC began co-managing the Fund on May 1, 2010, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	30.42%	13.92%	8.55%
Russell 2000 Value Index	31.74%	15.07%	6.26%

	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	30.68%	14.15%	10.09%
Russell 2000 Value Index	31.74%	15.07%	10.49%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund is co-sub-advised by BlackRock and Franklin. The following are separate discussions from each co-sub-adviser.

BlackRock

The BlackRock-managed portion of the Fund invests in small-capitalization equity securities that are included in the benchmark, the Russell 2000 Value Index, or have economic characteristics similar to the securities included in the benchmark. For the reporting period, BlackRock’s portion of the Fund underperformed the benchmark.

The reporting period started with U.S. stock prices falling due to fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta, and Pakistan. Domestic equity markets rebounded in the second quarter of the reporting period, despite increased volatility in June from the “Brexit”, i.e., the U.K.’s vote to leave the E.U.

U.S. equities capitalized on the upward momentum from their second quarter rally, which continued through the second half of the reporting period, driven by a dovish Fed that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. The U.S. economy continued to strengthen into the fourth quarter of the reporting period as seen by strong macro data and tightening of the U.S. labor market. As such, the Fed’s decision to raise rates by 0.25% at the end of the reporting period did not come as a big surprise.

The U.S. election and the Fed were front and center during most of the reporting period. The reporting period started with an increase in volatility as investors prepared for a possible Fed rate increase, and weighed probable outcomes of the U.S. election. While many people were surprised by the Trump win, markets did not experience the same type of volatility seen after the Brexit vote, with major U.S. indices posting solid gains in November.

From a sector perspective, financials generated the strongest return in the index, while industrials and information technology also drove positive returns for the index during the reporting period. All sectors generated positive returns and contributed to the strong performance of the index.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Franklin

The Franklin-managed portion of the Fund employs a bottom-up stock selection process. As a result, the Fund frequently contains sector and security allocations that are significantly different than those of the index.

We at Franklin seek to invest our portion of the Fund in small-capitalization companies that we believe are selling below their underlying worth, with the potential for capital appreciation. Our strategy is to buy and hold a portfolio of fundamentally sound companies for five years or more on average. We purchase securities at what we consider attractive prices, often when they are out-of-favor with other investors. We select securities without regard to benchmark comparisons, and we aim for long-term results.

Relative to the benchmark, stock selection in the consumer discretionary and energy sectors aided Fund performance, as did an overweighting and stock selection in the industrials sector. Individual contributors to Fund performance included Axiall, Astec Industries and Unit Corp. Axiall, a chemical and building products manufacturer, was the subject of an all-cash takeover offer by Westlake Chemical (not a Fund holding) at a significant premium to Axiall’s share price at the time of the announcement. Astec Industries, a manufacturer of road paving and construction related equipment, benefited from optimism surrounding further federal funding for highways, strong sales of new products such as wood pellet plants, a growing backlog and improved profitability due to increased overhead absorption. Unit Corp., a domestic land-based drilling and exploration and production company, saw its share price rise substantially as earnings stabilized at low levels, its rig count began to rise, and the price of oil increased significantly following an agreement by OPEC to limit output. There was also optimism that the supply cuts, coupled with more pro-energy policies possible under the new U.S. administration, would allow for increased domestic drilling activity.

In contrast, an overweighting and stock selection in the health care and consumer staples sectors hindered results, as did the Fund’s cash position. Some individual detractors from Fund performance included Bristow Group, Steris and Invacare. Bristow Group, a provider of helicopter transportation services to the offshore oil and gas industry, along with search and rescue operations to government entities, reported weak earnings and cut its dividend as declining energy prices early in the year, along with competitor pressures, negatively affected both revenues and profitability. We exited our position in Bristow during the reporting period. Steris, a provider of sterilization equipment, consumables and sterilization services to health care providers, laboratories and medical equipment companies, reported weak earnings during the reporting period due to a slowdown in its instrument repair business from competitive pressures and negative currency effects from Brexit, the U.K.’s historic referendum to leave the European Union. Additionally, capital equipment sales were negatively impacted due to a delay in backlog conversion related to new projects. Invacare, a provider of wheelchairs, patient transportation and support systems, and respiratory products to home medical equipment providers, has been undergoing a turnaround, which has negatively affected both revenues and earnings. Invacare exited low-margin products in North America, while operating expenses and interest costs increased due to retraining of its sales force and issuance of debt. Overall, the turnaround was going slower than we expected, and we exited our position in Invacare during the reporting period.

We initiated several new positions during the reporting period including, among others: First Horizon National, a bank holding company; Mueller Water Products, a manufacturer of products and services for transmitting, distributing and measuring water; Spirit Airlines, a low-fare airline operator; BNC Bancorp, a commercial bank; and SAIA, a less-than-truckload carrier. We added to existing positions including, among others: Kennametal, an industrial goods manufacturer; Columbia Banking System, a bank holding company; and Esterline Technologies, an aerospace and defense products manufacturer.

We exited positions including Teleflex, Crocs and the aforementioned Axiall. We also exited StanCorp Financial and Ingram Micro due to takeovers. We reduced positions in Everbank Financial, Universal Forest Products and Regal Beloit, among several others.

Small-Cap Growth Portfolio (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the period ended December 31, 2016?

A. The Small-Cap Growth Portfolio commenced operations on October 28, 2016. For the period from inception through December 31, 2016, the Small-Cap Growth Portfolio’s Class P returned 10.78%, compared to a 10.72% return for its benchmark, the Russell 2000 Growth Index.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on October 28, 2016 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the period from Inception through December 31, 2016
Since Inception (10/28/16)

Fund’s Class P	10.78%
Russell 2000 Growth Index	10.72%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through December 31, 2016, the Fund’s Class P outperformed the benchmark. We at Rothschild implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We invest in securities that we believe are attractively valued with the potential to exceed investor expectations. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector.

From the Fund’s inception through December 31, 2016, the market rose sharply, led by higher-beta stocks. Financials in the small-cap growth benchmark benefitted both from rising interest rates and the hopes for deregulation under President Trump’s administration. Similarly, industrials and materials stocks rallied after the election, given Trump’s promises for greater infrastructure spending. Energy stocks continued to rebound off lows set earlier in the year, and received an additional tailwind when OPEC agreed to limit oil production.

The Fund’s performance was positive across all sectors, and led by financials, energy, and materials. However, it should be noted that each of these sectors have a very small representation in both the Fund and the benchmark. Conversely, health care, consumer discretionary, and consumer staples, which had larger representations in the Fund and benchmark, experienced significant declines. Potential changes to pricing controls weighed on the health care sector, while consumer stocks rose but did not keep pace with the broader market.

Overall, sector allocation was positive, however, most of the value-added in this regard was a matter of timing, as the Fund’s initial cash position during implementation offset the effects of a modest market decline during early November. An overweight position in technology, along with underweight positions in financials and industrials, detracted from the Fund’s performance. These were only partially offset by contributions from underweights positions in real estate and health care.

Stock selection was positive for the period from inception through December 31, 2016. Contributions from the information technology, financials, and materials sectors were only partially offset by detractors in the consumer discretionary and industrials. Turning to individual stocks, our top contributors included NeuStar , a provider of real-time cloud-based information and analysis. The company agreed to be acquired by Golden Gate Capital. Wabash National Corporation, a leading producer of commercial trucking equipment, was likely driven by optimism associated with Trump and its pro economic policies impact on the trucking industry. Supernus Pharmaceuticals, a specialty pharmaceuticals company, has seen prescriptions of its epilepsy drugs grow significantly. In addition, the company is in late Phase-III trials for two drugs targeting the multi-billion market for attention deficit hyperactivity disorder medications.

Other detractors included Endologix, a developer and manufacturer of minimally invasive treatments for aortic disorders. The stock traded down after the Food & Drug Administration delayed the premarket approval filing of the company’s new abdominal aortic aneurysm device for the second time, pushing out eventual approval by six months. Depomed missed the third quarter of 2016 expectations and cut guidance as the company’s prescription pain drug franchise grew slower than expected. The stock had run into the quarter on an activist’s investor gain of three board seats and calling for the strategic sale of the company, which is still possible. Finally, Take-Two Interactive Software, Inc. had a positive return for the period from inception through December 31, 2016, but did not keep pace with the broader market, as it has relatively low exposure to the so-called “Trump trade” (stocks benefitting from potential deregulation, lower taxes, and infrastructure spending).

On balance, recent macroeconomic developments seem encouraging, though we remind our investors that we are not macro-driven. As always, our process is bottom-up, identifying stocks with relatively attractive valuations, and the ability to exceed consensus expectations. This approach has served us and our investors well over the long-term.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Small-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Small-Cap Index Portfolio’s Class I returned 20.66%, compared to a 21.31% return for its benchmark, the Russell 2000 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC acquired the assets of Mercury Advisors, an affiliate of Merrill Lynch Investment Managers, L.P., effective September 29, 2006 and began managing the Fund on that date. Mercury Advisors began managing the Fund on January 1, 2000. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	20.66%	13.97%	6.60%
Russell 2000 Index	21.31%	14.46%	7.07%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	20.90%	14.20%	9.54%
Russell 2000 Index	21.31%	14.46%	9.81%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Index. In accordance with BlackRock’s passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reporting period started with U.S. stock prices falling due to fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta, and Pakistan. Domestic equity markets rebounded in the second quarter of the reporting period, despite increased volatility in June from the “Brexit”, i.e., the U.K.’s vote to leave the European Union.

U.S. equities capitalized on the upward momentum from their second quarter rally, which continued through the second half of the reporting period, driven by a dovish Fed that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. The U.S. economy continued to strengthen into the fourth quarter of the reporting period as seen by strong macro data and tightening of the U.S. labor market. As such, the Fed’s decision to raise rates by 0.25% at the end of the reporting period did not come as a big surprise.

The U.S. election and the Fed were front and center during most of the reporting period. The reporting period started with an increase in volatility as investors prepared for a possible Fed rate increase, and weighed probable outcomes of the U.S. election. While many people were surprised by the Trump win, markets did not experience the same type of volatility seen after the Brexit vote, with major U.S. indices posting solid gains in November.

From a sector perspective, financials generated the strongest returns in the small-capitalization universe, followed by the industrials sector. The health care sector was the only negative performer during the reporting period.

Small-Cap Value Portfolio (managed by AllianceBernstein L.P.)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Small-Cap Value Portfolio’s Class I returned 29.60%, compared to a 31.74% return for its benchmark, the Russell 2000 Value Index.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

AllianceBernstein L.P. (“AB”) became sole sub-adviser of the Fund on October 30, 2015. AB was co-sub-adviser of the Fund from May 1, 2014 through October 29, 2015 and some investment policies changed during that time. Another firm managed the Fund before May 1, 2014.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	29.60%	14.03%	8.81%
Russell 2000 Value Index	31.74%	15.07%	6.26%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	29.85%	14.25%	10.86%
Russell 2000 Value Index	31.74%	15.07%	10.49%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at AB maintain the Fund’s investment objective by seeking long-term growth of capital. The Fund seeks out-of-favor small-capitalization stocks with attractive long-term earnings prospects. Small-capitalization stocks offer greater opportunity for fundamental stock selection since they’re covered by fewer industry analysts. The Fund invests primarily in a portfolio of equity securities of small-capitalization U.S. companies.

During the reporting period, the Fund rose in absolute terms but underperformed its benchmark. Overall security selection contributed to performance, owing mainly to the Fund’s industrials, consumer-discretionary, and financials holdings. Stock selection in the materials and energy sectors detracted from performance during the year.

Overall sector allocation had a negative effect on performance during the reporting period. An overweight position in consumer-discretionary and an underweight in financials counteracted the positive effects of an underweight in real estate and an overweight in technology.

Gulfport Energy was the largest detractor during the reporting period. The company’s shares fell after issuing new shares of stock to fund a recent acquisition. Investors remain concerned about the ability of the acquisition to offset the dilution from the newly issued equity. LifePoint Health, a regional healthcare provider, detracted on market concerns regarding changes in healthcare policy under the new U.S. presidential administration, specifically concern surrounding a possible reduction or repeal of the Affordable Care Act, which could increase the number of uninsured patients the hospital system treats. Similarly, Molina Healthcare, a Medicaid healthcare provider, detracted amidst speculation that prospective changes in the Medicaid program could adversely impact the company’s profitability.

The largest contributor during the reporting period was Finisar, a manufacturer of optical communications components, which delivered stronger-than-expected sales and earnings growth driven by robust end-market demand for its high-end telecom and data communication products. The company is well-positioned to benefit from an increase in demand which will enhance profitability, in our view. Advanced Micro Devices, a maker of microprocessor chips, also contributed to performance during the year. The company has benefited from new management who have introduced new products that have the potential to stabilize market share and monetized its intellectual property to improve its balance sheet.

Value Advantage Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Value Advantage Portfolio’s Class I returned 16.49%, compared to a 18.40% return for its benchmark, the Russell 3000 Value Index.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2013 through December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	Since Inception (4/30/13)

Fund’s Class I	16.49%	11.26%
Russell 3000 Value Index	18.40%	11.52%

Fund’s Class P	16.72%	11.49%
Russell 3000 Value Index	18.40%	11.52%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The cornerstone of the investment philosophy for the Fund is the belief that companies possessing the ability to generate significant free cash flow and effectively allocate capital to create growth in value per share may, over the long-term, outperform stock market averages. We at JP Morgan seek to discover companies that offer the greatest potential against their current market value. While many companies may be considered cheap, our research process helps us to eliminate those that do not possess the characteristics of a sound, long-term business and to identify those that we feel have been underrated or overlooked by the market.

We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount, enabling the Fund to provide long-term total return through a combination of income and capital gains.

The combination of weak stock selection and an underweight allocation to energy was the biggest headwind against Fund performance during the reporting period, while strong stock selection in the health-care sector contributed most to results.

Two major trends that disrupted the U.S. refining industry in 2016 the evaporation discount for U.S. crude oil compared to other parts of the world and U.S. gasoline and diesel exports being pushed into well-supplied foreign markets. Given this backdrop, Hollyfrontier was the top detractor from Fund performance. We eliminated our position during the fourth quarter of the reporting period as we have also become disillusioned with management; specifically, we do not think management is being as prudent regarding capital allocation. For example, management has not done a great job of buying back stock and recently bought a non-core asset at a relatively expensive valuation. Additionally, shares of CVS fell sharply in the latter part of the year after the company cut 2016 guidance and the 2017 outlook came in below consensus expectations. What is important to us is that the company did provide a healthy longer-term earnings-per-share growth target and highlighted a plan to return to healthy operating profit growth. CVS has a good free cash flow yield, and we believe the company remains well-positioned for long-term growth.

Given that financials rallied so strongly in the back half of the reporting period and the sector represents the largest absolute weight in our Fund at roughly 30%, it was not surprising that on an absolute basis four of our top five stock-specific contributors were in the financials sector. Financials rallied amid optimism about higher interest rates, a less burdensome regulatory environment, and corporate tax reform under the new administration. Given this backdrop, Bank of America was the top contributor to results for the reporting period. In our view, management has done an excellent job strengthening the company’s balance sheet, and Bank of America remains attractively valued for the return on equity that the company generates. Going forward, Bank of America is positioned to benefit from an aggressive cost-savings program and we would expect better earnings as rates normalize. Additionally, positive stock selection in the health-care sector resulted from our preference for investing in large-cap pharmaceutical companies and health maintenance organizations (HMOs) rather than biotechnology. Within the sector, UnitedHealth Group was a standout performer. Investors are increasingly optimistic on UnitedHealth Group’s OptumCare division, which should put UnitedHealth Group well ahead of peers in assembling the data, analytic tools, physicians and patients to drive faster growth. Despite strong underlying fundamentals, we have taken profits in UnitedHealth Group given the current valuation in an effort to diversify our HMO exposure.

Emerging Markets Portfolio (managed by OppenheimerFunds, Inc.)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Emerging Markets Portfolio’s Class I returned 6.46%, compared to a 11.19% return for its benchmark, the MSCI Emerging Markets Index (Net).

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	10 Years

Fund’s Class I	6.46%	2.82%	4.42%
MSCI Emerging Markets Index (Net)	11.19%	1.28%	1.84%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	6.68%	3.02%	(1.29%)
MSCI Emerging Markets Index (Net)	11.19%	1.28%	(3.31%)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the Oppenheimer Emerging Markets team, are long-term investors in what we view as extraordinary companies that have massive competitive advantages and real options that manifest themselves over many years. The Fund mainly invests in common stocks of issuers in developing or emerging markets throughout the world, and focuses on companies with above-average earnings growth potential. While cyclical slowdowns can hurt all companies, extraordinary companies can often emerge from difficult periods with even greater competitive advantages. This is because such companies tend to have the cash flow and balance sheet flexibility to invest their businesses even during tough times. Using our long term, bottom-up focus, we seek to take advantage of dislocations in the market and to buy these companies at compelling valuations.

On a sector basis, the Fund’s underperformance was primarily due to stock selection in the information technology, financials and consumer staples sectors. An underweight position in energy also detracted from performance. The Fund outperformed the benchmark in the consumer discretionary and real estate sectors due to stock selection. Underweight exposure to telecommunication services and not having any exposure to utilities also benefited relative performance. On a country basis, underperformers for the Fund included Brazil due to stock selection, India as a result of stock selection and an overweight position, and Hong Kong due to stock selection. Top contributors were an overweight position in Russia, stock selection and an underweight position in China, and an underweight position in South Korea.

The top detractors from Fund performance included JD.com, Inc. (consumer discretionary) (China), Embraer S.A. (industrials) (Brazil) and Baidu, Inc. (information technology) (China).

JD.com, Inc. is the second largest e-commerce operator in China. The stock has been weak this year on concerns about slowing growth and its ability to compete effectively against Alibaba, which was part of our original thesis. After doing extensive work, we have come to believe that JD.com will not be able to significantly disrupt Alibaba’s dominance. The formidable competitive advantages that Alibaba enjoys in its marketplace—logistics, payments, big data—will make it extremely challenging for JD.com to find an economic model of reasonable profitability. We sold the position. Embraer SA designs, manufactures and sells aircraft and aircraft parts. Embraer was negatively impacted during the year, when customer Republic Airways filed for Chapter 11 bankruptcy. Baidu is the leading Internet search provider in China. The stock was impacted by negative newsflow and adjustments to guidance. The government launched an investigation into Baidu’s medical advertising practices following the death of a student who used the search engine to find treatment for a rare form of cancer. The company has seen a dramatic pullback by medical advertisers following this incident and led the company to adjust its guidance on revenues. We believe this is a temporary issue.

Top performing stocks for the Fund during the reporting period included Novatek OAO (energy) (Russia), Tencent Holdings Ltd. (information technology) (China) and Taiwan Semiconductor Manufacturing Co., Ltd. (information technology) (Taiwan). Novatek is the largest independent natural gas producer in Russia. Russia was one of the best performing emerging markets in 2016. Novatek was able to outpace market performance on the back of a solid third quarter earnings announcement and confirmation that their very important Yamal LNG project is on track and on budget. Tencent Holdings Ltd. is one of China’s leading Internet companies. The stock’s performance was in part driven by better than expected results. The online gaming and social networking company delivered strong growth. The company continued to show improvements in monetization through online advertising, which has been an increasing focus. Taiwan Semiconductor Manufacturing (TSMC) is the largest semiconductor foundry with 50% share of global revenues. We believe that TSMC is well-positioned to benefit from increasing mobile connectivity and, in the long run, the growth of next generation networks and data centers.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

At the end of the reporting period, the Fund had its largest overweight positions in consumer discretionary, consumer staples, health care and information technology, and its most significant underweight positions in telecommunication services, energy, materials, financials and utilities.

On a country basis, the Fund had its largest overweight positions in Hong Kong, India and Russia, and its most significant underweights in South Korea, Taiwan and China.

International Large-Cap Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the International Large-Cap Portfolio’s Class I returned -0.08%, compared to a 1.00% return for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on January 1, 2004. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	(0.08%)	6.52%	2.53%
MSCI EAFE Index (Net)	1.00%	6.53%	0.75%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	0.12%	6.73%	2.10%
MSCI EAFE Index (Net)	1.00%	6.53%	1.71%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at MFS use a bottom-up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. In managing the Fund, we invest primarily in the securities of foreign issuers with large market capitalizations.

A combination of stock selection and an underweight position in the energy sector detracted from the Fund’s performance relative to the benchmark. Within this sector, the Fund’s timing of ownership in shares of global energy and petrochemicals company Royal Dutch Shell (not held at reporting period end) (U.K.) hurt the Fund’s relative performance results.

Stock selection in both the basic materials and financial sectors detracted from the Fund’s relative returns. Within the basic materials sector, not owning shares of mining giant BHP Billiton (U.K.) detracted from the Fund’s relative performance. Within the financial sector, the timing of the Fund’s ownership in shares of financial services company HSBC (not held at reporting period end) (U.K.) and an overweight position in investment management and banking firm UBS (Switzerland) weakened the Fund’s relative performance results.

Stocks in other sectors that detracted from the Fund’s relative performance included overweight positions in healthcare products maker Bayer (Germany), satellite television broadcaster Sky (not held at reporting period end) (U.K.), pharmaceutical company Roche Holding (Switzerland), energy related services provider ENGIE (France) and retailer Hennes & Mauritz (Sweden). Additionally, the Fund’s position in pharmaceutical company Valeant Pharmaceuticals International (not a benchmark constituent; not held at reporting period end) (Canada) also detracted from the Fund’s relative returns.

A combination of strong stock selection and an overweight allocation to the technology sector boosted the Fund’s relative performance. Within this sector, the Fund’s holdings of semiconductor manufacturer Taiwan Semiconductor (not a benchmark constituent) (Taiwan) contributed to the Fund’s relative performance results.

Strong stock selection in the industrial sector also contributed to the Fund’s relative returns led by an overweight position in electrical distribution equipment manufacturer Schneider Electric (France) and holdings of railroad company Canadian National Railway (not a benchmark constituent) (Canada).

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Stocks in other sectors that supported the Fund’s relative performance included holdings of U.S. fast food restaurant company Yum! Brands (not a benchmark constituent) and integrated energy company Suncor Energy (not a benchmark constituent) (Canada). Additionally, an underweight position in pharmaceutical company Novo Nordisk (Denmark), overweight positions in medical products and equipment manufacturer Terumo (Japan), luxury goods company LVMH (France) and food catering company Compass Group (U.K.), and not owning generic drug manufacturer Teva Pharmaceutical Industries (Israel) also contributed to the Fund’s relative performance results.

During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a contributor to the Fund’s relative performance. Our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

International Small-Cap Portfolio (managed by QS Investors LLC formerly called QS Batterymarch Financial Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the International Small-Cap Portfolio’s Class I returned 3.42%, compared to a 3.78% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) began managing the Fund. QS Batterymarch Financial Management, Inc., which was named Batterymarch Financial Management, Inc. prior to June 30, 2014 and which came under common management with QS Investors as of May 31, 2014, managed the Fund prior to that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	3.42%	10.44%	2.51%
S&P Developed Ex-U.S. SmallCap Index	3.78%	9.67%	3.03%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	3.63%	10.66%	5.05%
S&P Developed Ex-U.S. SmallCap Index	3.78%	9.67%	3.76%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at QS Investors maintain a well-diversified, style neutral portfolio with modest region and sector allocations versus the benchmark through the combination of bottom up stock selection based on fundamentals and implemented with quantitative tools, risk controls and cost efficient trading. Our focus is securities of companies with small market capitalizations that are located in developed, foreign countries. The Fund continues to invest in excess of 200 companies and generally expects to invest in about the same number of non-U.S. countries as the benchmark.

Our stock selection results contributed to performance through the reporting period. Positive results were largely driven by stock selection in Asia ex Japan, particularly in South Korea, and in the health care and technology sectors in Continental Europe. Stock selection also added significantly to relative return in the materials and financials ex-banks sectors of the U.K.

At the security level, owning shares of Actelion Ltd., which is not in the benchmark, was the primary contributor to relative return; the Swiss pharmaceuticals and bio-technology company benefited from takeover rumors and returned over 57% in the Fund. An overweight to Covestro AG, a German chemical company benefitting from the economic recovery in Europe and strong polyurethane pricing, and an overweight to Aristocrat Leisure Limited, an Australian maker of casino gaming machines seeing very strong order and profit growth globally, were also strong contributors, returning over 100% and 50% respectively for the reporting period.

An underweight to the U.K., which was the laggard in the benchmark for the reporting period following a sharp slide in the pound after the Brexit vote, contributed to relative return, as did an overweight to Japan. An overweight to the materials sector in Europe also added value, given the strong run in commodity prices during the reporting period.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Stock selection in the industrials sector of continental Europe was the primary detractor from relative return for the reporting period. Selection in the consumer discretionary sector of the U.K. and several sectors in Japan (specifically health care, information technology and industrials) also detracted.

From an allocation perspective, underweighting commodity-sensitive Australia, New Zealand & Canada was a primary detractor as the return in the benchmark for the reporting period was almost 23%, well in excess of the benchmark return overall. At the stock level, the primary detractor was an overweight to Sirtex Medical Limited, an Australian-based medical device company operating in a very limited space. Holding an overweight to SMA Solar Technology AG, a German solar energy equipment supplier, and underweighting Yamana Gold, a Canadian gold producer, in the early part of the reporting period when the stock experienced a huge run up in performance were also leading detractors.

The Fund has a conservative currency hedging strategy designed to protect the underlying value of equity investments. We may hedge major currencies (yen, euro and British pound) to the U.S. dollar, up to 15% of the underlying portfolio. There were no currency hedges in place during this reporting period.

International Value Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the International Value Portfolio’s Class I returned 2.98%, compared to a 1.00% return for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	J.P. Morgan Investment Management Inc. began managing the Fund on January 1, 2011, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	2.98%	5.16%	(2.02%)
MSCI EAFE Index (Net)	1.00%	6.53%	0.75%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	3.18%	5.37%	0.46%
MSCI EAFE Index (Net)	1.00%	6.53%	1.71%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at JP Morgan seek to add value to clients’ Funds by capitalizing on what we believe are mis-valuations that arise within and across the world’s equity markets in seeking long-term capital appreciation for the Fund. We do this by investing primarily in equity securities of relatively large non-U.S. companies that we believe to be undervalued, as identified by in-house valuation tools and research analysts. Our process is dominated by bottom-up stock selection. Our transparent and uniform investment philosophy drives all in-house research efforts and all investment decisions. Our investment philosophy has not changed since we began managing the Fund in 2011.

Derivatives are used to manage currency deviations relative to the benchmark, e.g., our stock selection process could lead us to significantly underweight the Japanese market, which in turn could effectively cause us to underweight the yen. In such a situation, we may, where practical, seek to reduce that yen underweight through the use of currency forwards. Please note that we do not seek to add value via active currency management, but strive simply to reduce currency deviations versus the benchmark as a method of risk management. This means that currency does not materially add to or subtract value from the Fund relative to the benchmark. The currency exposure in all our Funds is managed by our separate currency overlay team.

From a sector perspective, stock selection in basic industries and an overweight allocation to energy contributed to Fund performance during the reporting period, while stock selection in health care and transportation services and consumer cyclical had a negative impact on performance. Regionally, stock selection in Continental Europe and emerging markets aided, while stock selection in Japan and an underweight allocation to the Pacific Rim detracted from performance.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

At the stock level, Rio Tinto, the U.K./Australian mining group was a strong performer. Mining stocks, in general, have rebounded sharply this year, reflecting a bounce-back in commodity prices. After falling significantly in late 2015, the price of iron ore, which accounts for about half of Rio Tinto’s revenues, surged throughout the year. Some question whether prices can remain at current levels, with much depending on developments in China. However, Rio Tinto is one of the lowest-cost producers in the industry. As a low cost producer it was one of the few iron ore producers to operate profitably. Despite the recent pick-up in iron ore prices, management remains cautious and is keeping a tight rein on capex spending even as it continues to streamline operations.

On the downside, Teva, the Israeli drug company, was a poor performer. Teva reported third-quarter profits that exceeded Wall Street expectations. Management, however, lowered guidance, as sales of its aging branded drug, Copaxone, continue to decline. In addition, U.S. prosecutors have launched investigations against generic drug makers on suspicion of possible price collusion even as a number of generic drug makers continue to wrestle with pricing pressures. While pricing pressures are likely to persist, we expect Teva, with its scale and diversified pipeline of generic drugs, to weather these issues better than its peers.

Health Sciences Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Health Sciences Portfolio’s Class I returned -5.97%, compared to a 11.96% return for the broad-based benchmark, the S&P 500 Index and a -3.33% return for the sector-specific benchmark, the Russell 3000 Health Care Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2014, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	(5.97%)	20.34%	14.01%
S&P 500 Index	11.96%	14.66%	6.95%
Russell 3000 Health Care Index	(3.33%)	17.25%	10.15%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(5.77%)	20.59%	16.95%
S&P 500 Index	11.96%	14.66%	11.53%
Russell 3000 Health Care Index	(3.33%)	17.25%	14.61%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed both the broad-based S&P 500 Index and the sector-specific Russell 3000 Health Care Index. We at BlackRock construct the Fund’s portfolio through the implementation of a research-intensive, bottom-up, fundamental investment process. The Fund is balanced with exposure across all four health care sub-sectors. During the reporting period, losses in Fund performance were incurred by the pharmaceuticals and biotechnology sub-sectors eroding the Fund performance gains generated by the healthcare providers & services and medical devices & supplies sub-sectors and, in aggregate, lagging the sector-specific benchmark.

The largest detractor was the pharmaceutical sub-sector as the underweight allocation to several large capitalization, large benchmark pharmaceutical holdings, such as Johnson & Johnson, Pfizer and Merck & Co., hurt Fund performance since these defensive profiles were preferred during the risk-off periods of the reporting period during January and February, late June and again in October. Additionally, the out of benchmark positions in several European pharmaceutical holdings such as Roche and AstraZeneca combined with several specialty pharmaceutical holdings such as Teva Pharmaceuticals, Jazz Pharmaceuticals, Shire PLC and Mylan, the latter of which was under scrutiny for their EpiPen price increases, further detracted from Fund performance. The biotechnology sub-sector detracted from Fund performance. While the position in Medivation (acquisition bid by Pfizer) and the underweight to Gilead Sciences (on fundamental challenges) aided Fund performance this was eroded by several small-to-medium capitalization holdings such as Ionis Pharmaceuticals, Acceleron Pharma, Sarepta Therapeutics, Ultragenyx Pharmaceuticals, PTC Therapeutics, Neurocrine Biosciences, as well as, Intra-Cellular Therapies classified in the pharmaceutical sub-sector hampered in the market weakness, especially in the first quarter of the reporting period and on-going drug pricing rhetoric. The overweight to biopharmaceutical issuers Celgene and Vertex Pharmaceuticals and the underweight to AbbVie also hurt Fund performance.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The healthcare providers & services sub-sector was the largest contributor to Fund performance largely due to the overweight allocation to the managed care industry, which has posted a 19.6% return during the reporting period. One of the larger contributors was UnitedHealth Group, while the underweight to Express Scripts was the largest contributor from the healthcare services industry. The medical devices & supplies sub-sector and, in particular, the healthcare equipment industry was a notable contributor to Fund performance due to the reporting of strong financial results across numerous holdings – Boston Scientific, Edwards Lifesciences, St. Jude Medical, Masimo, C.R. Bard, etc. Also, not owning life sciences tools company Illumina, challenged by weakened fundamentals, aided Fund performance.

Overall, we see a Trump presidency and Republican Congress as generally favorable for the healthcare sector. While Trump recently made negative comments on drug pricing, we don’t foresee any major legislative changes on drug pricing given the composition of Congress, although Trump may continue to make negative comments on drug pricing which could create headline noise and put pressure on the sector or particular areas, like pharmaceuticals and biotechnology. As for the likely repeal of Healthcare Reform spearheaded by the Republicans, it is difficult to foresee this scenario without an alternative plan to provide a solution to those Americans who gained healthcare coverage via Healthcare Reform. At the end of the reporting period, the Fund’s largest overweight was the healthcare providers & services sub-sector due to the overweight to the managed care industry, neutral to the biotechnology sub-sector and underweight both the medical devices & supplies and pharmaceutical sub-sectors.

Real Estate Portfolio (managed by Morgan Stanley Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Real Estate Portfolio’s Class I returned 6.59%, compared to a 11.96% return for the broad-based S&P 500 Index and a 8.52% return for the sector-specific benchmark, the FTSE NAREIT Equity REITs Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Morgan Stanley Investment Management Inc. manages the Fund and used to do business in certain instances under the name Van Kampen, and managed the Fund under the Van Kampen name from the Fund’s inception until May 1, 2010.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	6.59%	10.81%	4.41%
S&P 500 Index	11.96%	14.66%	6.95%
FTSE NAREIT Equity REITs Index	8.52%	12.01%	5.08%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	6.80%	11.03%	8.68%
S&P 500 Index	11.96%	14.66%	11.53%
FTSE NAREIT Equity REITs Index	8.52%	12.01%	9.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed both the broad-based S&P 500 Index and the sector-specific FTSE NAREIT Equity REITs Index. We, the managers at Morgan Stanley, have maintained our core investment philosophy as a real estate value investor resulting in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Fund to a group of companies that are focused in the ownership of high-quality malls, primary central business district (CBD) office assets, apartments, upscale hotels, and a number of out-of-favor companies, and an underweighting to companies concentrated in the ownership of net lease, data center, health care, and secondary CBD/suburban office assets.

The Fund posted gains during the reporting period, but underperformed the broad-based index, primarily due to concerns with respect to rising interest rates, which impacted the Fund and the overall Real Estate Investment Trust (REIT) market. As the Fund and the overall REIT market have been a beneficiary of lower interest rates, performance suffered amid a partial reversal of the lower-for-longer investment theme, as discussions in the latter part of the third quarter reverted back to higher interest rates and less accommodative monetary policy by the U.S. Fed, which are considered risks to REITs. In addition, there were increasing market concerns that the property market may be at the latter phase of the cycle, given that prices have experienced a continuous strong recovery since 2009 and asset values for prime assets have exceeded previous peak levels in most markets.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The key driver of Fund underperformance relative to the sector-specific benchmark was in the first half of the reporting period when investors held a dramatic preference for stocks with higher than average dividend yields and/or sectors with perceived defensive characteristics, irrespective of underlying valuations, in a lower-for-longer interest rate environment, and appeared to rotate away from segments where cash flows were viewed as more economically sensitive despite trading at very attractive discounted valuations. In the second half of the reporting period, the Fund outperformed amid a partial reversal of the lower-for-longer investment theme and building enthusiasm for better economic growth, but this was not sufficient to offset Fund underperformance in the first half of the reporting period.

Overall for the reporting period, favorable bottom-up stock selection was more than offset by underperformance from top-down sector allocation relative to the sector-specific index. From a bottom-up perspective, the Fund achieved favorable relative stock selection in the health care, hotel and mall real estate sectors. From a top-down perspective, the overweight to the hotel sector contributed to the Fund’s relative performance. This was more than offset by the overweight to the mall and apartment sectors and underweight to the data center, industrial, net lease and secondary CBD/suburban office sectors, which detracted from the Fund’s performance.

Technology Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Technology Portfolio’s Class I returned -6.61%, compared to a 11.96% return for the broad-based S&P 500 Index and a 13.56% return for the sector-specific benchmark, the S&P North American Technology Index. Effective November 1, 2016 MFS Investment Management assumed management of the Fund. The prior Fund sub-adviser, Ivy Investment Management Company, managed the Fund for the ten-month period from January 1, 2016 through October 31, 2016.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on November 1, 2016 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	(6.61%)	5.48%	3.19%
S&P 500 Index	11.96%	14.66%	6.95%
S&P North American Technology Index	13.56%	17.41%	10.42%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(6.41%)	5.70%	3.04%
S&P 500 Index	11.96%	14.66%	11.53%
S&P North American Technology Index	13.56%	17.41%	13.58%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed both the broad-based and sector-specific benchmarks.

MFS

MFS Investment Management assumed management of the Fund on November 1, 2016. For the two-month period of November 1, 2016 through December 31, 2016, the Fund’s Class I underperformed both the broad-based S&P 500 Index and the sector-specific S&P North American Technology Index. We at MFS use a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers. We may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities that the sub-adviser believes to be more promising, among others. The Fund may invest in companies of all sizes and may invest without limitation in foreign securities, including securities of issuers within emerging markets. The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. In selecting investments for the Fund, the sub-adviser is not constrained to any particular investment style. The sub-adviser may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies) or the stocks of companies it believes are undervalued compared to their perceived worth (value companies). However, companies that benefit from technological advancements and improvements often are growth companies.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Poor stock selection in electronics industry was a primary detractor from Fund performance relative to the Fund’s sector-specific benchmark. Void positions of computer graphics processors maker NVIDIA and memory and semiconductor manufacturer Micron Technology detracted from the Fund’s relative performance as both companies outpaced the sector-specific benchmark during the period.

Stock selection in both the computer systems and computer software industries also detracted from the Fund’s relative results. Within the computer systems industry, a void position in diversified technology products and services company IBM weakened relative returns. An overweight position in financial services software designer SS&C also dampened the Fund’s relative performance. Within the computer software industry, the Fund’s overweight holdings of customer information software manager Salesforce.com and software company Adobe Systems dampened the Fund’s relative performance.

Elsewhere, the Fund’s holdings of online and mobile commerce company Alibaba Group (China) detracted from the Fund’s relative returns. Overweight holdings of video game maker Activision Blizzard and social networking service provider Facebook weakened the Fund’s performance relative to the benchmark. In addition, a void position in business outsourcing solutions provider Automatic Data Processing further hurt the Fund’s relative returns.

An overweight allocation to the broadcasting industry contributed to the Fund’s performance relative to the benchmark. Within this industry, the Fund’s holdings of media firm Time Warner aided the Fund’s relative returns.

Elsewhere, overweight holdings of semiconductor manufacturer Microchip Technology, internet solutions provider Silicon Laboratories, enterprise information technology provider Hewlett-Packard and electronic equipment manufacturer Coherent helped boost the Fund’s relative results. An underweight position in wireless communications software company QUALCOMM and void positions in digital and mobile payments provider PayPal, management consulting firm Accenture and online information portal Yahoo also strengthened the Fund’s relative performance as all four stocks underperformed the benchmark during the period. The Fund’s holding of cable services provider Charter Communications (security is not a benchmark constituent) further aided relative returns.

Ivy

Ivy Investment Management Company managed the Fund from January 1, 2016 through October 31, 2016. During that ten-month period, the Fund’s Class I underperformed both the broad-based and sector-specific benchmarks. In selecting investments, we at Ivy maintained the Fund’s strategy by investing primarily in equity securities of technology companies and technology-related companies around the globe. The Fund may also invest in companies that, in our opinion, utilize technology as an agent of change to significantly enhance their business opportunities (or are expected to benefit from the use or commercial application of technology). The Fund’s strategy aims to identify strong, secular trends within industries and then apply a bottom-up stock selection process by considering a number of factors in selecting securities, including growth and earnings potential, quality of management, valuation, financial statements, industry/market size potential, and applicable market and economic conditions.

Poor stock selection in health care and information technology were the main detractors from the Fund’s relative performance versus the Fund’s broad-based benchmark during the reporting period. The health care sector (the worst performing sector in the benchmark for the reporting period) was hard hit by headline risks. Continued fears around the U.S. election and the potential impact on health care reimbursement/drug pricing pressured the sector. This negatively impacted pharmaceutical issuers Ionis Pharmaceuticals Inc. and Vertex Pharmaceuticals Inc. which were among the Fund’s top detractors.

The Fund’s “applied science and technology” investment approach slightly benefitted relative performance for the reporting period. Allocations to consumer discretionary, financials, real estate, and telecommunication services helped performance. On the other hand, the Fund’s cash allocation, which averaged above 5%, detracted from the Fund’s performance in a rising market.

The Fund’s top three contributors to the Fund’s performance for the period included technology company Aspen Technology Inc and, semiconductor firms Microsemi Corp. and Micron Technology Inc. The top three detractors from Fund performance were Ionis Pharmaceuticals Inc., Vertex Pharmaceuticals Inc. and Alliance Data Systems Corp. (a provider of loyalty and marketing solutions).

Currency Strategies Portfolio (co sub-advised by Macro Currency Group and UBS Asset Management (Americas) Inc.)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Currency Strategies Portfolio’s Class I returned 4.88%, compared to a 0.21% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on September 28, 2012 through December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on September 28, 2012 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

UBS Asset Management (Americas) Inc. (“UBS”) and Macro Currency Group began co-managing the Fund on November 1, 2013. UBS was the sole sub-adviser to the Fund before that date. Prior to October 30, 2015, UBS was named UBS Global Asset Management (Americas) Inc.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	Since Inception (9/28/12)

Fund’s Class I	4.88%	2.90%
Citigroup 1-Month U.S. T-Bill Index	0.21%	0.07%

Fund’s Class P	5.09%	3.10%
Citigroup 1-Month U.S. T-Bill Index	0.21%	0.07%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund is co-sub-advised by MCG and UBS. The following are separate discussions from each co-sub-adviser.

MCG

We at MCG identify investment opportunities using both quantitative and qualitative approaches. We manage a part of our portion of the Fund under a quantitative approach that is used for its longer-term “systematic” strategy. We use this systematic strategy to seek to capture longer-term fundamental shifts in currency movements (typically a twelve-month time horizon). We manage the other part of our portion of the Fund applying a qualitative approach that is used for its shorter-term “discretionary” investment strategy. We use this discretionary strategy to seek to identify and take advantage of macroeconomic themes that influence exchange rates over the medium-term (typically a two week to six-month horizon), a shorter time horizon than the systematic strategy. Both the quantitative and qualitative approaches utilize non-deliverable currency forwards as part of the Fund’s investment strategy.

Our portion of the Fund’s discretionary and systematic sub-components returned positively over the course of the reporting period contributing to our portion of the Fund’s performance, resulting in an overall annual return of 6.4% for our portion of the Fund. Performance of the strategy was heavily impacted by the outcome of the U.K. referendum on E.U. membership in June and the U.S. presidential election in November, which contributed to performance.

Over the reporting period, we held various positions, both long and short, across the G10 universe primarily through the use of derivatives, including non-deliverable forwards. The main detractors from the Fund’s performance were positions in Norwegian krone and the Swedish krona. Losses in both these currencies were primarily a function of holding long positions. Both positions were based on the belief in the likely change of the respective central bank’s monetary policy stance. Because this partly materialised towards the end of the reporting period, the strategy was positioned too early which resulted in losses. The three largest contributors to the Fund’s performance were from our short positions in the Pound sterling, Australian dollar and the euro. The short sterling position largely contributed following the results of the U.K. referendum on E.U. membership in June. The Australian dollar and the euro also added to the Fund’s performance during the reporting period, with the largest contribution following the stronger than expected U.S. economic data as well as the outcome of the presidential election.

UBS

We at UBS seek to provide total return for the Fund by gaining positive exposures to currencies that we believe are undervalued and negative exposures to currencies that we believe are overvalued. For the reporting period, derivatives, including non-deliverable forwards, had a positive impact on the UBS portion of the Fund’s performance.

The Fund held a short Swiss franc position against the U.S. dollar throughout most of the reporting period, which benefited from the appreciation of the U.S. dollar and was one of the largest drivers of Fund performance. We retain conviction in a short Swiss franc position and currently hold it against the euro due to attractive valuation.

Over the reporting period, the New Zealand dollar short against the U.S. dollar and Australian dollar negatively impacted the Fund’s performance as relative rate expectations moved in favor of New Zealand. We continue to hold an underweight exposure to the New Zealand dollar against the U.S. dollar and Australian dollar as we believe it remains overvalued and there are vulnerabilities facing the New Zealand economy.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The Fund held strategic long positions in the Japanese yen against the U.S. dollar and euro throughout the reporting period, which contributed to performance as the undervalued yen benefited from volatile markets as a safe haven asset and as the Bank of Japan appeared to approach the limits of their monetary policy.

In emerging markets, the Fund’s long Mexican peso against the U.S. dollar and Korean won detracted from performance as the peso depreciated sharply on the fear (and realization) of a Trump presidency and the implications it may have for trade between the U.S. and Mexico. However, we maintain these positions in the Fund as we believe the market concerns are overdone and view the Mexican peso as offering a good long-term investment opportunity. The Fund also held a long emerging market currency basket of Mexican peso, Colombian peso and Russian ruble against the Canadian dollar that contributed positively to Fund performance as these emerging currencies appreciated on the back of a higher oil price and stronger fundamentals. While this particular trade was closed during the latter part of the reporting period, we maintain our belief that oil-linked emerging economies and their currencies will continue to benefit from stabilization in oil prices. The Fund continues to hold a Colombian peso long against the U.S. dollar and a U.S. dollar long against the Canadian dollar.

Diversified Alternatives Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Diversified Alternatives Portfolio’s Class I returned 5.50%, compared to a 0.21% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on October 30, 2015 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	Since Inception (10/30/15)

Fund’s Class I	5.50%	4.61%
Citigroup 1-Month U.S. T-Bill Index	0.21%	0.19%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Diversified Alternatives Portfolio was primarily comprised of various non-traditional asset classes and investment strategies. Underlying investments included global absolute return, currencies and long-short equity. The Fund also invested in inflation-protected bonds, floating rate loan, real estate, international small-caps, emerging markets equity and emerging markets debt strategies.

The Fund’s allocation to the Emerging Markets Debt, Currency Strategies and Global Absolute Return Portfolios were among the top contributors to performance. All three of these Underlying Funds gained from improving conditions in emerging markets. The Emerging Markets Debt Portfolio benefitted from long positions in Venezuelan and Brazilian bonds. The Currency Strategies Portfolio’s long positions in emerging market currencies versus the Canadian dollar contributed to performance. For the Global Absolute Return Portfolio, long positions in Ecuadorian dollar-denominated bonds and a long position in Brazilian rates helped performance.

Although the International Small-Cap, Inflation Managed and Real Estate Portfolios also gained, they contributed the least to performance. The International Small-Cap Portfolio was hurt by some of its positions in Europe, particularly the U.K. Both the Inflation Managed and Real Estate Portfolios faced headwinds when interest rates spiked late in the fourth quarter of 2016.

Equity Long/Short Portfolio (managed by AQR Capital Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Equity Long/Short Portfolio’s Class I returned 11.28%, compared to a 7.51% return for the broad-based MSCI World Index (Net) and a 4.00% return for the style-specific Equity Long/Short Composite Benchmark.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on April 27, 2015 through December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on April 27, 2015 through December 31,

2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	Since Inception (04/27/15)

Fund’s Class I	11.28%	16.19%
MSCI World Index (Net)	7.51%	0.30%
Equity Long/Short Composite Benchmark	4.00%	0.44%

Fund’s Class P	11.50%	16.42%
MSCI World Index (Net)	7.51%	0.30%
Equity Long/Short Composite Benchmark	4.00%	0.44%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed both the broad-based MSCI World Index (Net) and the Equity Long/Short Composite Benchmark. We at AQR maintain the Fund’s strategy by seeking to provide higher risk-adjusted returns with lower volatility relative to global equity markets. The strategy seeks to generate returns from three different sources, including: 1) the potential gains from its long/short equity positions by generally entering into total return basket swaps, 2) overall exposure to equity markets, generally through the use of futures and currency forwards contracts, and 3) the tactical adjustment of its net exposure to equity markets. The strategy primarily seeks to add alpha (excess return over the broad-based benchmark) via its long/short (market-neutral) stock portfolio. We also manage the Fund’s beta (a measure of the Fund’s sensitivity to broad global market movements) relative to the broad-based benchmark to a long-term target of 0.5, and within a shorter-term range of 0.3 to 0.7 (which indicates a moderate to high sensitivity to broad global market movements), based on our market views. The Fund invests both in total return basket swaps and futures contracts, as well as currency forwards, to gain economic exposure to specific equities issuers as well as global equity markets. These derivative positions are responsible for substantially all the performance in the Fund.

Despite a volatile start to the reporting period, developed equity markets rallied in the second half of the year and experienced gains in 2016. Equity markets broadly sold off over the first few months of the year, but later bounced off their lows as oil prices rallied and the Fed took a more dovish stance at the March monetary policy meeting. In June, equity markets sold off sharply following a surprise “Leave” vote in the U.K.’s European Union Referendum vote. In the fourth quarter, developed equity markets rallied broadly following the surprising result of the U.S. presidential election, weaker Japanese yen and euro.

The stock selection strategy was responsible for the largest portion of the Fund’s outperformance in 2016. Within the stock selection strategy, returns were driven by positive performance in eight of our ten investment themes. In particular, valuation within industries and investor sentiment were the best performing themes during the reporting period. Momentum within industries and indirect momentum were the worst performing themes. By sector, industrials and information technology were the largest contributors to outperformance. By country, the U.S. and Japan were the top contributors.

The Fund also benefited from its static long-term beta exposure of 0.5 relative to the broad-based benchmark, given this index’s positive performance. The Fund’s tactical market exposure (the desired deviation from a beta of 0.5) contributed to returns during the reporting period, due mainly to an overweight of the broad-based benchmark. However, our tactical market view ended the year negative and consequently our expected beta to the broad-based benchmark was 0.48.

The Fund ended the year with a highly diversified stock portfolio of 920 long positions and 831 short positions. Securities remained globally diversified, with over 35% of the Fund invested outside of the U.S. The stock selection strategy does take small industry views. As of the end of the reporting period, our largest sector overweights were in industrials, information technology, and materials, while our largest underweights were in consumer discretionary, health care, and telecommunication services.

Global Absolute Return Portfolio (managed by Eaton Vance Investment Managers)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Global Absolute Return Portfolio’s Class I returned 4.65%, compared to a 0.33% return for its benchmark, the BofA Merrill Lynch U.S. 3-Month T-Bill Index.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on September 28, 2012 through December 31, 2016. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on September 28, 2012 through December 31, 2016 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Eaton Vance Investment Managers (“Eaton Vance”) assumed management of the Fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance, managed the Fund from the Fund’s inception to July 31, 2013.

Average Annual Total Returns for the periods ended December 31, 2016 (1)
	1 Year	Since Inception (9/28/12)

Fund’s Class I	4.65%	2.78%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.33%	0.12%

Fund’s Class P	4.85%	2.99%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.33%	0.12%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at Eaton Vance maintain the Fund’s strategy by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world, typically seeking to establish such investment exposures to individual countries based on the Eaton Vance portfolio management team’s view of the investment merits of a country. In addition to gaining exposure to a country or market, derivatives can also be utilized for hedging purposes. The decision to utilize cash instruments or derivatives is based on relative value and efficiency as deemed by the portfolio management team. The Fund typically employs significant use of derivative instruments both to gain exposure as well as to hedge against certain investment risks (like fluctuations in securities prices, interest rates or currency exchange rates) and manage the Fund’s duration. The Fund primarily uses forward foreign currency contracts, cross-currency swaps, total return swaps and credit default swaps. It may also use interest rate swaps, interest rate futures, bond futures, equity index futures and options, among other derivatives instruments.

For the reporting period, Eastern Europe, Latin America, and Asia were the top-performing regions for the Fund. The Middle East provided modest positive performance, while Africa, Western Europe, and the Dollar Bloc, which includes Canada, New Zealand, and Australia, registered modestly negative returns.

Within Eastern Europe, notable credit performers included long exposure in Macedonia, Albania and Turkey. Long rates and currency positioning in Russia and a long position in the Serbian dinar vs. euro were other notable contributors.

In Latin America, long credit exposures in Ecuador, Venezuela, and Argentina contributed to returns. A long Brazilian interest rates position also added to performance.

Within Asia, a short position in the Chinese yuan benefited performance, and long credit positions in Mongolia, Kazakhstan and Sri Lanka also contributed.

In the Middle East, long credit exposures in Iraq and Saudi Arabia added to returns, while short currency exposures in Oman and the United Arab Emirates detracted.

Within Africa, short South Africa exposures in both credit and currency weighed on performance.

In Western Europe, positive performance generated from a long currency position in Iceland was more than offset by the Fund’s long currency position in Sweden.

Within the Dollar Bloc, currency positioning, namely short currency exposure to Australia and New Zealand, hurt results. A long position in New Zealand rates was a positive contributor.

Regarding exposure, the Fund ended the reporting period being net long foreign currency. The Fund’s credit spread duration, a measure of the Fund’s sensitivity to changes in credit spreads, was just above one year at the end of the reporting period. The Fund’s U.S. interest-rate duration was close to one year, while non-U.S. interest-rate duration was near zero.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Pacific Dynamix Portfolios

The Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios each invests its assets in the Pacific Dynamix Underlying Funds to achieve a specified risk target.

Performance

Since the performance of each Pacific Dynamix Portfolio is a composite of the performance of each of the Pacific Dynamix Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Pacific Dynamix Portfolio’s performance. Therefore, we at PLFA have provided information regarding three broadbased indices to use as a comparison to each Pacific Dynamix Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Pacific Dynamix Portfolio; each is comprised of the three broad-based indices shown below.

The composite benchmarks were constructed with allocations to each asset class that generally correspond to the allocations for the Pacific Dynamix Portfolios that were in effect at that time. However, the actual allocation of any Pacific Dynamix Portfolio will naturally vary as a result of market performance over time as well as intended changes to target allocations. The performance for these broad-based indices for the year ended December 31, 2016 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	11.96%
MSCI World ex USA Index (Net) (International Stocks)	2.75%
Bloomberg Barclays U.S. Aggregate Bond Index (Fixed Income)	2.65%

It should be noted that the benchmark indices for the Pacific Dynamix Underlying Funds may differ from the Pacific Dynamix Portfolios’ broadbased indices. The following Funds’ investments comprise the Pacific Dynamix Underlying Funds for the Pacific Dynamix Portfolios. Not all of the Pacific Dynamix Underlying Funds were represented in each of the Pacific Dynamix Portfolio models during the reporting period, and the allocation of each of the Pacific Dynamix Underlying Funds within the Pacific Dynamix Portfolio models did vary.

Pacific Dynamix-Conservative Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Pacific Dynamix-Conservative Growth Portfolio’s Class I returned 6.84%, compared to a 2.65% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a 11.96% return for the S&P 500 Index and a 5.55% return for the Pacific Dynamix-Conservative Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 1, 2009 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	Since Inception (5/1/09)

Fund’s Class I	6.84%	5.94%	7.41%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.00%
S&P 500 Index	11.96%	14.66%	15.51%
Pacific Dynamix-Conservative Growth Composite Benchmark	5.55%	6.39%	7.94%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the Pacific Dynamix-Conservative Growth Composite Benchmark. The Fund had just over half of its allocation in passively managed fixed income strategies as of the end of the reporting period. The remainder of the Fund was allocated to four passively managed domestic equity strategies and two quantitatively driven international equity strategies.

From the broad asset class level, the fixed income group outperformed the Bloomberg Barclays U.S. Aggregate Bond Index and contributed to performance. The domestic and international equity groups also outperformed the S&P 500 Index and the MSCI World ex USA Index (Net), respectively.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Among the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the total returns of the Bloomberg Barclays U.S. Aggregate Bond, Bloomberg Barclays 1-3 Year Corporate Bond and Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Indices, respectively. Improving oil prices has been a tailwind for the high yield sector, which led the PD High Yield Bond Market Portfolio to boost performance for the fixed income group over its benchmark. On the other hand, the PD 1-3 Year Corporate Bond Portfolio weighed on performance for the fixed income group amid the low interest rate environment.

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively. Over the reporting period, value stocks considerably outpaced their growth counterparts. The Russell 1000 Value Index had a large overweight to the energy and financial sectors compared to the Russell 1000 Growth Index. Energy and financials were two of the top three performing sectors over the reporting period. The bias toward value portfolios helped performance. Having an exposure to small-caps also lifted performance as they significantly outperformed large-cap stocks as smaller businesses export less than larger companies thus being less prone to any trade disturbances created by President Trump’s policies. Growth stocks, however, lagged over the reporting period after a strong run in several prior periods. The PD Large-Cap Growth Index Portfolio was the largest detractor to performance among domestic portfolios.

The international segment of the Fund outpaced the MSCI World ex USA Index (Net). The PD Emerging Markets Portfolio contributed to performance as emerging market equities considerably outperformed developed market equities.

Pacific Dynamix-Moderate Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Pacific Dynamix-Moderate Growth Portfolio’s Class I returned 8.45%, compared to a 11.96% return for the S&P 500 Index, a 2.65% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 6.96% return for the Pacific Dynamix-Moderate Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 1, 2009 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	Since Inception (5/1/09)

Fund’s Class I	8.45%	7.61%	9.03%
S&P 500 Index	11.96%	14.66%	15.51%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.00%
Pacific Dynamix-Moderate Growth Composite Benchmark	6.96%	8.43%	9.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the Pacific Dynamix-Moderate Growth Composite Benchmark. The Fund had just under half of its allocation in passively managed fixed income strategies as of the end of the reporting period. The majority of the Fund was allocated to four passively managed domestic equity strategies and two quantitatively driven international equity strategies.

From the broad asset class level, the fixed income group outperformed the Bloomberg Barclays U.S. Aggregate Bond Index and contributed to performance. The domestic and international equity groups also outperformed the S&P 500 Index and the MSCI World ex USA Index (Net), respectively.

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively. Over the reporting period, value stocks considerably outpaced their growth counterparts. The Russell 1000 Value Index had a large overweight to the energy and financial sectors compared to the Russell 1000 Growth Index. Energy and financials were two of the top three performing sectors over the reporting period. The slight bias toward value portfolios helped performance. Having an exposure to small-caps also lifted performance as they significantly outperformed large-cap stocks as smaller businesses

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

export less than larger companies thus being less prone to any trade disturbances created by President Trump’s policies. Growth stocks, however, lagged over the reporting period after a strong run in several prior periods. The PD Large-Cap Growth Index Portfolio was the largest detractor to performance among domestic portfolios.

The international segment of the Fund outpaced the MSCI World ex USA Index (Net). The PD Emerging Markets Portfolio contributed to performance as emerging market equities considerably outperformed developed market equities as the recovering commodity cycle provided a lift.

Among the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the total returns of the Bloomberg Barclays U.S. Aggregate Bond, Bloomberg Barclays 1-3 Year Corporate Bond and Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Indices, respectively. Improving oil prices were a tailwind for the high yield sector, which led the PD High Yield Bond Market Portfolio to boost performance for the fixed income group over its benchmark. On the other hand, the PD 1-3 Year Corporate Bond Portfolio weighed on performance for the fixed income group amid the low interest rate environment.

Pacific Dynamix-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Pacific Dynamix-Growth Portfolio’s Class I returned 10.17%, compared to a 11.96% return for the S&P 500 Index, a 2.65% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 7.87% return for the Pacific Dynamix-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 1, 2009 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	Since Inception (5/1/09)

Fund’s Class I	10.17%	9.29%	10.60%
S&P 500 Index	11.96%	14.66%	15.51%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.00%
Pacific Dynamix-Growth Composite Benchmark	7.87%	10.08%	11.38%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the Pacific Dynamix-Growth Composite Benchmark. The Fund had a majority of its allocation in equity, including four passively managed domestic equity funds and two quantitatively driven international equity funds as of the end of the reporting period. The rest of the Fund was invested in passively managed fixed income funds.

From the broad asset class level, the domestic and international equity groups outperformed the S&P 500 Index and the MSCI World ex USA Index (Net), respectively. The fixed income group also outperformed the Bloomberg Barclays U.S. Aggregate Bond Index and contributed to performance.

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively. Over the reporting period, value stocks considerably outpaced their growth counterparts. The Russell 1000 Value Index had a large overweight to the energy and financial sectors compared to the Russell 1000 Growth Index. Energy and financials were two of the top three performing sectors over the reporting period. The slight bias toward value portfolios helped performance. Having an exposure to small-caps also lifted performance as they significantly outperformed large-cap stocks as smaller businesses export less than larger companies thus being less prone to any trade disturbances created by President Trump’s policies. Growth stocks, however, lagged over the reporting period after a strong run in several prior periods. The PD Large-Cap Growth Index Portfolio was the largest detractor to performance among domestic portfolios.

The international segment of the Fund outpaced the MSCI World ex USA Index (Net). The PD Emerging Markets Portfolio contributed to performance as emerging market equities considerably outperformed developed market equities as the recovering commodity cycle provided a lift.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Among the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the total returns of the Bloomberg Barclays U.S. Aggregate Bond, Bloomberg Barclays 1-3 Year Corporate Bond and Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Indices, respectively. Improving oil prices were a tailwind for the high yield sector, which led the PD High Yield Bond Market Portfolio to boost performance for the fixed income group over its benchmark. On the other hand, the PD 1-3 Year Corporate Bond Portfolio weighed on performance for the fixed income group amid the low interest rate environment.

Portfolio Optimization Portfolios

The Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios are allocated amongst the Underlying Funds to achieve a specified risk target.

Performance

Since the performance of each Portfolio Optimization Portfolio is a composite of the performance of each of the Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Portfolio Optimization Fund’s performance. Therefore, we at PLFA have provided information regarding four broad-based indices to use as a comparison to each Portfolio Optimization Fund’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Portfolio Optimization Fund each is comprised of the four broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the allocations for the Portfolio Optimization Portfolios that were in effect at that time. However, the actual allocation of any Portfolio Optimization Fund will naturally vary as a result of market performance over time. The one year performance for these broad-based indices for the year ended December 31, 2016 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	11.96%
MSCI EAFE Index (Net) (International Stocks)	1.00%
Bloomberg Barclays U.S. Aggregate Bond Index (Fixed Income)	2.65%
BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index	0.33%

It should be noted that the benchmark indices for the Funds may differ from the Funds’ broad-based indices. The following investments comprise the Underlying Funds for the Portfolio Optimization Portfolios. Not all of the Underlying Funds were represented in each of the Portfolio Optimization Portfolio models during the reporting period, and the allocation of each of the Underlying Funds within the Portfolio Optimization Portfolio models did vary.

Portfolio Optimization Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Portfolio Optimization Conservative Portfolio’s Class I returned 5.83%, compared to a 2.65% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a 11.96% return for the S&P 500 Index and a 3.87% return for the Portfolio Optimization Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	5.83%	4.41%	3.79%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	3.03%
S&P 500 Index	11.96%	14.66%	11.53%
Portfolio Optimization Conservative Composite Benchmark	3.87%	4.20%	4.14%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the Portfolio Optimization Conservative Composite Benchmark. The Portfolio Optimization Conservative Portfolio was primarily comprised of various fixed income strategies, with a small allocation to equity and alternative funds, during the reporting period. Fixed income investments included underlying funds comprised of intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. The equity segment mainly encompassed domestic and foreign large-capitalization underlying funds. The alternatives allocation consisted of a global absolute return underlying fund, a currency strategies underlying fund and a long-short equity underlying fund.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The domestic equity group modestly outpaced the S&P 500 Index, and the international equity group performed in line with the MSCI EAFE Index (Net). Alternatives also contributed positively to performance over the reporting period.

Much of the outperformance of the fixed income group stemmed from an overweight to riskier segments of the bond market. The Emerging Markets Debt Portfolio was the best performing underlying fixed income fund as emerging market bonds broadly experienced tailwinds as investors sought yields in a low interest rate environment in developed markets and economic commodity trends improved. Additionally, the underlying fund considerably outperformed the Fund’s benchmark, which primarily contributed to performance. Credit-related funds such as the High Yield Bond, Floating Rate Loan and Floating Rate Income Portfolios also added to performance as credit spreads tightened over the reporting period. On the other hand, the Inflation Strategy Portfolio lagged its benchmark, which detracted from performance. Furthermore, the Absolute Return Portfolio detracted from performance and was removed during the reporting period.

Among the Fund’s domestic equities group, value styles such as the Comstock Portfolio were solid contributors to performance as energy and financial sectors surged over the reporting period. Additionally, the Mid-Cap Equity Portfolio strongly outpaced its benchmark and helped performance. On the other hand, growth strategies struggled. Growth sectors, particularly information technology, had run ups in prior years, which were supported by company buybacks and heightened mergers and acquisition activity. However, these activities appeared to have weakened over the reporting period. In addition, the Growth and Large-Cap Growth Portfolios further detracted from performance due to weak stock selection over the reporting period.

From the international equity group, the International Value Portfolio contributed positively, although it had struggled in prior periods. Similar to domestic equities, a value bias helped the Fund over the reporting period. However, a growth tilt within the International Large-Cap Portfolio had some offsetting effects.

The underlying alternative funds, which generally have a low correlation to the broad equity and fixed income markets, had a positive impact on performance. The Equity Long/Short Portfolio outpaced its benchmark and was the top performer among the alternatives group. The Global Absolute Return and Currency Strategies Portfolios also had positive returns over the reporting period.

Portfolio Optimization Moderate-Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Portfolio Optimization Moderate-Conservative Portfolio’s Class I returned 6.78%, compared to a 2.65% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a 11.96% return for the S&P 500 Index and a 5.26% return for the Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	6.78%	5.97%	4.63%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	3.03%
S&P 500 Index	11.96%	14.66%	11.53%
Portfolio Optimization Moderate-Conservative Composite Benchmark	5.26%	6.29%	5.46%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the Portfolio Optimization Moderate-Conservative Composite Benchmark. The Portfolio Optimization Moderate-Conservative Portfolio had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included underlying funds that consisted of intermediate-term bonds as well as short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. The equity exposure was diversified across style (growth/value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets strategies). The alternatives allocation consisted of a global absolute return underlying fund, a currency strategies underlying fund and a long-short equity underlying fund.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The domestic equity group outpaced the S&P 500 Index, and the international equity group also outperformed the MSCI EAFE Index (Net). Alternatives also contributed positively to returns over the reporting period.

Much of the outperformance of the fixed income group stemmed from an overweight to riskier segments of the bond market. The Emerging Markets Debt Portfolio was the best performing underlying fixed income fund as emerging market bonds broadly experienced tailwinds as investors sought yields in a low interest rate environment in developed markets and economic commodity trends improved. Additionally, the underlying fund considerably outperformed the benchmark, which primarily contributed to performance. Credit-related funds such as the High Yield Bond, Floating Rate Loan and Floating Rate Income Portfolios also added to performance as credit spreads tightened over the reporting period. On the other hand, the Inflation Strategy Portfolio lagged its benchmark, which detracted from performance. Furthermore, the Absolute Return Portfolio detracted from performance and was removed during the reporting period.

Among the Fund’s domestic equities group, value styles such as the Comstock Portfolio were solid contributors to performance as energy and financial sectors surged over the reporting period. Additionally, the Mid-Cap Equity Portfolio strongly outpaced its benchmark and helped performance. On the other hand, growth strategies struggled. Growth sectors, particularly information technology, had run up in prior years, which were supported by company buybacks and heightened mergers and acquisition activity. However, these activities appeared to have weakened over the reporting period. In addition, the Growth, Large-Cap Growth and Developing Growth Portfolios further detracted from performance due to weak stock selection over the reporting period.

From the international equity group, the International Value Portfolio contributed positively, although it had struggled in prior periods. Similar to domestic equities, a value bias helped this underlying fund over the reporting period. However, a growth tilt within the International Large-Cap Portfolio had some offsetting effects. The exposure to emerging markets benefitted performance as the asset class materially outpaced that of developed foreign equities because while Europe continued to struggle with a weak economy and a populist movement, emerging market nations continued to recover. However, the underlying fund underperformed the benchmark, which countered some of the performance.

The underlying alternative funds, which seek to have a low correlation to the broad equity and fixed income markets, had a positive impact on performance. The Equity Long/Short Portfolio outpaced its benchmark and was the top performer among the alternatives group. The Global Absolute Return and Currency Strategies Portfolios also had positive returns over the reporting period.

Portfolio Optimization Moderate Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Portfolio Optimization Moderate Portfolio’s Class I returned 8.08%, compared to a 11.96% return for the S&P 500 Index, a 2.65% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 6.18% return for the Portfolio Optimization Moderate Composite Benchmark.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	8.08%	7.48%	5.41%
S&P 500 Index	11.96%	14.66%	11.53%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	3.03%
Portfolio Optimization Moderate Composite Benchmark	6.18%	7.88%	6.30%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the Portfolio Optimization Moderate Composite Benchmark. The Portfolio Optimization Moderate Portfolio maintained a mix of equity and fixed income funds during the reporting period. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly traded REITs. Fixed income investments included intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. The alternatives allocation consisted of a global absolute return underlying fund, a currency strategies underlying fund and a long-short equity underlying fund.

From the broad asset class perspective, the Fund’s domestic and international equity groups outperformed the S&P 500 Index and MSCI EAFE Index (Net), respectively, which largely stemmed from exposure to value strategies. The fixed income group also outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Alternatives also contributed positively to returns over the reporting period.

Among the Fund’s domestic equities group, value styles such as the Comstock Portfolio were solid contributors to performance as energy and financial sectors surged over the reporting period. Exposure to small-cap value stocks was particularly beneficial to performance. Additionally, the Mid-Cap Equity Portfolio strongly outpaced its benchmark and helped performance. On the other hand, growth strategies struggled. Growth sectors, particularly information technology, had run up in prior years, which were supported by company buybacks and heightened mergers and acquisition activity. However, these activities appeared to have weakened over the reporting period. In addition, the Growth, Large-Cap Growth and Developing Growth Portfolios further detracted from performance due to weak stock selection over the reporting period. While value stocks and indices performed well, the Mid-Cap Value Portfolio did not keep pace with its benchmark by a wide margin, which also detracted from performance.

From the international equity group, the International Value Portfolio contributed positively, although it had struggled in prior periods. Similar to domestic equities, a value bias helped this underlying fund over the reporting period. However, a growth tilt within the International Large-Cap Portfolio had some offsetting effects. The exposure to emerging markets benefitted performance as the asset class materially outpaced that of developed foreign equities because while Europe continued to struggle with a weak economy and a populist movement, emerging market nations continued to recover. However, the underlying fund underperformed the benchmark, which countered some of the performance.

Much of the outperformance of the fixed income group stemmed from an overweight to riskier segments of the bond market. The Emerging Markets Debt Portfolio was the best performing underlying fixed income fund as emerging market bonds broadly experienced tailwinds as investors sought yields in a low interest rate environment in developed markets and economic commodity trends improved. Additionally, the underlying fund considerably outperformed its benchmark, which primarily contributed to performance. Credit related funds such as the High Yield Bond, Floating Rate Loan and Floating Rate Income Portfolios also added to performance as credit spreads tightened over the reporting period. On the other hand, the Inflation Strategy Portfolio lagged its benchmark, which detracted from performance. Furthermore, the Absolute Return Portfolio detracted from performance and was removed during the reporting period.

The underlying alternative funds, which seek to have a low correlation to the broad equity and fixed income markets, had a positive impact on performance. The Equity Long/Short Portfolio outpaced its benchmark and was the top performer among the alternatives group. The Global Absolute Return and Currency Strategies Portfolios also had positive returns over the reporting period.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Portfolio Optimization Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Portfolio Optimization Growth Portfolio’s Class I returned 8.81%, compared to an 11.96% return for the S&P 500 Index, a 2.65% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 7.51% return for the Portfolio Optimization Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	8.81%	8.83%	6.05%
S&P 500 Index	11.96%	14.66%	11.53%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	3.03%
Portfolio Optimization Growth Composite Benchmark	7.51%	9.97%	7.49%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the Portfolio Optimization Growth Composite Benchmark. The Portfolio Optimization Growth Portfolio had a diversified allocation mix with a majority of its exposure to equities during the reporting period. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly traded real estate investment trusts (REITs). Fixed income investments included intermediate-term bonds as well as specific strategies such as short duration, inflation-protected bonds and emerging markets bonds. The alternatives allocation consisted of a global absolute return underlying fund, a currency strategies underlying fund and a long-short equity underlying fund.

From the broad asset class perspective, the Fund’s domestic and international equity groups outperformed the S&P 500 Index and MSCI EAFE Index (Net), respectively, which largely stemmed from exposure to value strategies. The fixed income group also outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Alternatives also contributed positively to returns over the reporting period.

Among the Fund’s domestic equities group, value styles such as the Comstock Portfolio were solid contributors to performance as energy and financial sectors surged over the reporting period. Exposure to small-cap value stocks was particularly beneficial to performance. Additionally, the Mid-Cap Equity Portfolio strongly outpaced its benchmark and helped performance. On the other hand, growth strategies struggled. Growth sectors, particularly information technology, had run up in prior years, which were supported by company buybacks and heightened mergers and acquisition activity. However, these activities appeared to have weakened over the reporting period. In addition, the Growth, Large-Cap Growth and Developing Growth Portfolios further detracted from performance due to weak stock selection over the reporting period. While value stocks and indices performed well, the Mid-Cap Value Portfolio did not keep pace with its benchmark by a wide margin, which also detracted from performance.

From the international equity group, the International Value Portfolio contributed positively, although it had struggled in prior periods. Similar to domestic equities, a value bias helped this underlying fund over the reporting period. However, a growth tilt within the International Large-Cap Portfolio had some offsetting effects. The exposure to emerging markets benefitted performance as the asset class materially outpaced that of developed foreign equities because while Europe continued to struggle with a weak economy and a populist movement, emerging market nations continued to recover. However, the underlying fund underperformed the benchmark, which countered some of the performance.

Much of the outperformance of the fixed income group stemmed from an overweight to riskier segments of the bond market. The Emerging Markets Debt Portfolio was the best performing underlying fixed income fund as emerging market bonds broadly experienced tailwinds as investors sought yields in a low interest rate environment in developed markets and economic commodity trends improved. Additionally, the underlying fund considerably outperformed the benchmark, which primarily contributed to performance. Credit related funds such as the High Yield Bond, Floating Rate Loan and Floating Rate Income Portfolios also added to performance as credit spreads tightened over the reporting period. On the other hand, the Absolute Return Portfolio detracted from performance and was removed during the reporting period.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The underlying alternative funds, which seek to have a low correlation to the broad equity and fixed income markets, had a positive impact on performance. The Equity Long/Short Portfolio outpaced its benchmark and was the top performer among the alternatives group. The Global Absolute Return and Currency Strategies Portfolios also had positive returns over the reporting period.

Portfolio Optimization Aggressive-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the Portfolio Optimization Aggressive-Growth Portfolio’s Class I returned 9.33%, compared to an 11.96% return for the S&P 500 Index, a 2.65% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 8.30% return for the Portfolio Optimization Aggressive-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	9.33%	9.69%	6.21%
S&P 500 Index	11.96%	14.66%	11.53%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	3.03%
Portfolio Optimization Aggressive-Growth Composite Benchmark	8.30%	11.45%	8.19%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the Portfolio Optimization Aggressive-Growth Composite Benchmark. The Portfolio Optimization Aggressive-Growth Portfolio allocated primarily to domestic and international equity funds which are diversified across style (growth/value), market capitalization and region (which include allocations to foreign small-capitalization and emerging markets stocks) during the reporting period. The Fund also maintained exposure to select sectors such as publicly traded REITs as well as a small allocation to intermediate-term fixed income securities. The alternatives allocation included a global absolute return underlying fund, a currency strategies underlying fund and a long-short equity underlying fund.

From the broad asset class perspective, the Fund’s domestic and international equity groups outperformed the S&P 500 Index and MSCI EAFE Index (Net), respectively, which largely stemmed from exposure to value strategies. The fixed income group also outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Alternatives also contributed positively to returns over the reporting period.

Among the Fund’s domestic equities group, value styles such as the Comstock Portfolio were solid contributors to performance as energy and financial sectors surged over the reporting period. Exposure to small-cap value stocks was particularly beneficial to performance. Additionally, the Mid-Cap Equity Portfolio strongly outpaced its benchmark and helped performance. On the other hand, growth strategies struggled. Growth sectors, particularly information technology, had run up in prior years, which were supported by company buybacks and heightened mergers and acquisition activity. However, these activities appeared to have weakened over the reporting period. In addition, the Growth, Large-Cap Growth and Developing Growth Portfolios further detracted from performance due to weak stock selection over the reporting period. In addition, the Growth, Large-Cap Growth and Developing Growth Portfolios further detracted from performance due to weak stock selection over the reporting period. While value stocks and indices performed well overall, the Mid-Cap Value Portfolio did not keep pace with its benchmark by a wide margin, which also detracted from performance.

From the international equity group, the International Value Portfolio contributed positively, although it had struggled in prior periods. Similar to domestic equities, a value bias helped this underlying fund over the reporting period. However, a growth tilt within the International Large-Cap Portfolio had some offsetting effects. The exposure to emerging markets benefitted performance as the asset class materially outpaced that of developed foreign equities because while Europe continued to struggle with a weak economy and a populist movement, emerging market nations continued to recover. However, the underlying fund underperformed the benchmark, which countered some of the performance. An allocation to the International Small-Cap Portfolio helped performance as small caps outpaced large caps in the foreign markets as well in the domestic markets.

See explanation of benchmark definitions on A-57 – A-60

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Much of the outperformance of the fixed income group stemmed from the allocation to the Diversified Bond Portfolio which benefitted the Fund’s exposure to credit. On the other hand, the Absolute Return Portfolio detracted from performance and was removed during the reporting period.

The underlying alternative funds, which seek to have a low correlation to the broad equity and fixed income markets, had a positive impact on performance. The Equity Long/Short Portfolio outpaced its benchmark and was the top performer among the alternatives group. The Global Absolute Return and Currency Strategies Portfolios also had positive returns over the reporting period.

PSF DFA Balanced Allocation Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the period ended December 31, 2016?

A. The PSF DFA Balanced Allocation Portfolio commenced operations on April 29, 2016. For the period from inception through December 31, 2016, the PSF DFA Balanced Allocation Portfolio’s Class D returned 5.72%, compared to a 10.04% return for the S&P 500 Index, a -0.75% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 4.36% return for the PSF DFA Balanced Allocation Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class D shares of the Fund to its benchmarks for the period from inception on April 29, 2016 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the period from Inception through December 31, 2016
Since Inception (4/29/16)

Fund’s Class D	5.72%
S&P 500 Index	10.04%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.75%
PSF DFA Balanced Allocation Composite Benchmark	4.36%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through December 31, 2016, the Fund’s Class D outperformed the PSF DFA Balanced Allocation Composite Benchmark. During this period, the Fund had just under half of its allocation in underlying funds with quantitatively managed fixed income strategies. The remainder of the Fund was allocated to underlying funds with quantitatively managed domestic equity strategies and underlying funds with quantitatively driven international equity strategies.

From the broad asset class level, the fixed income group underperformed the Bloomberg Barclays U.S. Aggregate Bond Index over the since inception period. Conversely, the domestic and international equity groups outperformed the S&P 500 Index and the MSCI EAFE Index (Net), respectively.

Among the domestic equity group, the DFA VA U.S. Targeted Value Portfolio was the top performer over the since inception period. This underlying fund had a sizeable exposure to the financial sector, which was the top performing sector within the S&P 500 Index over this period. Having an exposure to securities of small-cap issuers also benefited performance as they significantly outperformed securities of large-cap issuers, which engage in more export and trading activities and are therefore prone to potential trade disturbances that might be created by President Trump’s policies. Small-caps also outperformed large-caps in foreign markets as well, leading to outperformance of the DFA VA International Small Portfolio within the international equity group.

From the fixed income group, the DFA Intermediate Government Fixed Income Portfolio was the largest detractor from performance since inception as government bonds underperformed spread sectors as interest rates rose and credit spreads tightened.

Benchmark Definitions

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity. In addition, the

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Citigroup 1-Month U.S. Treasury Bill (T-Bill) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

Emerging Markets Debt Composite Benchmark is 50% J.P. Morgan EMBI Global Diversified; 25% J.P. Morgan ELMI+; 25% J.P. Morgan GBI-EM Global Diversified. Results include the reinvestment of all distributions.

Equity Long/Short Composite Benchmark is 50% BofA Merrill Lynch U.S. 3-Month T-Bill Index and 50% MSCI World Index (Net). Results include the reinvestment of all distributions.

FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indices represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Quotations (NASDAQ). Results include reinvested dividends. Results include the reinvestment of all distributions.

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The benchmark instruments of the index are regularly traded, fixed rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Local Markets Index Plus (ELMI+) is a performance benchmark for emerging markets money market instruments and tracks total returns for local-currency-denominated money market instruments. The benchmark was introduced in June 1996 and consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries with convertible currencies and 2% for countries with non-convertible currencies. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. Results include the reinvestment of all distributions.

MSCI EAFE (Europe, Australasia, and Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2016, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of December 31, 2016, the MSCI Emerging Markets Index (Net) consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid-cap securities in developed markets, excluding the United States. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of December 31, 2016, the MSCI World Index (Net) consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand,

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Pacific Dynamix-Conservative Growth Composite Benchmark is 60% Bloomberg Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI World ex USA (Net) Indices. Results include the reinvestment of all distributions.

Pacific Dynamix-Moderate Growth Composite Benchmark is 45% S&P 500; 40% Bloomberg Barclays U.S. Aggregate Bond; 15% MSCI World ex USA (Net) Indices. Results include the reinvestment of all distributions.

Pacific Dynamix-Growth Composite Benchmark is 55% S&P 500; 25% MSCI World ex USA (Net); 20% Bloomberg Barclays U.S. Aggregate Bond Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Conservative Composite Benchmark is 73% Bloomberg Barclays U.S. Aggregate Bond; 15% S&P 500; 7% BofA Merrill Lynch U.S. 3-Month T-Bill and 5% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Bloomberg Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI EAFE (Net), and 5% BofA Merrill Lynch U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate Composite Benchmark is 43% Bloomberg Barclays U.S. Aggregate Bond; 40% S&P 500; 15% MSCI EAFE (Net), and 2% BofA Merrill Lynch U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Growth Composite Benchmark is 55% S&P 500; 25% Bloomberg Barclays U.S. Aggregate Bond; and 20% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Aggressive-Growth Composite Benchmark is 65% S&P 500; 25% MSCI EAFE (Net); and 10% Bloomberg Barclays U.S. Aggregate Bond Indices. Results include the reinvestment of all distributions.

PSF DFA Balanced Allocation Composite Benchmark is 45% S&P 500 Index; 40% Bloomberg Barclays U.S. Aggregate Bond Index; 15% MSCI EAFE Index (Net). Results include the reinvestment of all distributions.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 3000 Health Care Index measures the performance of companies involved in medical services or health care in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization. Results include the reinvestment of all distributions.

Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Results include the reinvestment of all distributions.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P Developed Ex-U.S. SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the United States. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance. Results include the reinvestment of all distributions.

S&P/LSTA Leveraged Loan Index is a daily total return index that uses Loan Syndications & Trading Association/Loan Pricing Corp. (LSTA/ LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the leveraged loan index (LLI) tracks the current outstanding balance and spread over London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LLI represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers. Results include the reinvestment of all distributions.

S&P North American Technology Index is a modified-capitalization-weighted index that provides investors with a benchmark that represents

U.S. securities classified under the GICS technology sector and internet retail sub-industry. Results include the reinvestment of all distributions.

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments

December 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 63.5%

Basic Materials - 1.1%

CF Industries Inc 4.500% due 12/01/26 ~	$850,000	$835,904
Glencore Funding LLC (Switzerland) 4.125% due 05/30/23 ~	2,250,000	2,267,428
Tronox Finance LLC 6.375% due 08/15/20	1,000,000	940,000

		4,043,332

Communications - 2.5%

Altice US Finance I Corp 5.500% due 05/15/26 ~	1,200,000	1,227,000
Charter Communications Operating LLC 6.384% due 10/23/35	1,500,000	1,715,175
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	2,400,000	2,410,488
Verizon Communications Inc
2.625% due 08/15/26	1,250,000	1,151,337
3.500% due 11/01/24	500,000	498,624
5.150% due 09/15/23	1,750,000	1,935,794

		8,938,418

Consumer, Cyclical - 16.9%

Air Canada Pass-Through Trust ‘A’ (Canada) 4.125% due 11/15/26 ~	2,356,522	2,427,100
Air Canada Pass-Through Trust ‘AA’ (Canada) 3.750% due 06/15/29 ~	1,171,067	1,228,157
American Airlines Pass-Through Trust ‘A’ 3.650% due 12/15/29	800,000	795,500
American Airlines Pass-Through Trust ‘AA’
3.575% due 07/15/29	2,992,649	2,996,390
3.600% due 03/22/29	1,855,059	1,845,783
American Airlines Pass-Through Trust ‘B’
3.700% due 11/01/24	857,485	837,120
4.375% due 04/01/24	821,364	820,337
British Airways Pass-Through Trust ‘A’ (United Kingdom) 4.625% due 12/20/25 ~	1,778,441	1,894,040
British Airways Pass-Through Trust ‘B’ (United Kingdom) 5.625% due 12/20/21 ~	2,453,022	2,549,551
CalAtlantic Group Inc 6.250% due 12/15/21	2,000,000	2,165,000
Cedar Fair LP 5.250% due 03/15/21	1,500,000	1,549,512
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	1,694,400	1,734,642
Delta Air Lines Pass-Through Trust ‘A’
4.750% due 11/07/21	2,733,389	2,859,808
4.950% due 11/23/20	670,156	703,161
Delta Air Lines Pass-Through Trust ‘AA’ 3.625% due 01/30/29	383,311	396,248
Dollar General Corp 4.150% due 11/01/25	2,000,000	2,058,818
Ford Motor Credit Co LLC
2.021% due 05/03/19	1,200,000	1,189,182
4.250% due 09/20/22	3,500,000	3,606,659
General Motors Co 5.200% due 04/01/45	2,000,000	1,931,338
General Motors Financial Co Inc 4.375% due 09/25/21	2,750,000	2,853,048
GLP Capital LP 4.375% due 04/15/21	1,550,000	1,612,000
Hawaiian Airlines Pass-Through Certificates ‘A’ 3.900% due 07/15/27	1,300,914	1,330,185

	Principal Amount	Value
Lennar Corp 4.500% due 06/15/19	$2,000,000	$2,075,000
MGM Resorts International 6.750% due 10/01/20	1,500,000	1,672,500
NCL Corp Ltd 4.625% due 11/15/20 ~	1,250,000	1,278,125
New Red Finance Inc (Canada) 4.625% due 01/15/22 ~	1,100,000	1,124,750
Newell Brands Inc 3.850% due 04/01/23	1,500,000	1,556,446
Norwegian Air Shuttle Pass-Through Trust ‘A’ (Norway) 4.875% due 11/10/29 ~	1,250,000	1,281,885
O’Reilly Automotive Inc 3.550% due 03/15/26	1,000,000	993,983
PulteGroup Inc 4.250% due 03/01/21	600,000	616,500
Signet UK Finance PLC 4.700% due 06/15/24	2,000,000	1,917,468
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	2,000,000	2,045,500
Toll Brothers Finance Corp
4.375% due 04/15/23	500,000	500,625
4.875% due 11/15/25	1,100,000	1,083,500
United Airlines Pass-Through Trust ‘B’ 4.750% due 10/11/23	3,443,431	3,447,735
US Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	1,529,146	1,622,807

		60,600,403

Consumer, Non-Cyclical - 7.2%

Abbott Laboratories 4.900% due 11/30/46	750,000	771,272
Actavis Funding SCS 3.450% due 03/15/22	2,000,000	2,030,354
Aetna Inc 4.250% due 06/15/36	1,800,000	1,807,702
Amgen Inc 4.400% due 05/01/45	550,000	528,873
Anheuser-Busch InBev Finance Inc (Belgium) 3.650% due 02/01/26	4,500,000	4,569,894
Biogen Inc 5.200% due 09/15/45	1,650,000	1,775,189
CHS/Community Health Systems Inc 5.125% due 08/01/21	1,500,000	1,395,000
Imperial Brands Finance PLC (United Kingdom) 3.750% due 07/21/22 ~	2,200,000	2,258,850
Reynolds American Inc 4.450% due 06/12/25	1,250,000	1,320,374
S&P Global Inc 4.400% due 02/15/26	1,000,000	1,058,379
Shire Acquisitions Investments Ireland DAC 2.875% due 09/23/23	1,750,000	1,663,861
Teva Pharmaceutical Finance Netherlands III BV (Israel) 3.150% due 10/01/26	1,000,000	922,438
The ADT Corp 6.250% due 10/15/21	2,000,000	2,180,000
United Rentals North America Inc 4.625% due 07/15/23	1,500,000	1,535,625
Valeant Pharmaceuticals International Inc 6.750% due 08/15/18 ~	1,250,000	1,190,625
Zimmer Biomet Holdings Inc 3.550% due 04/01/25	1,000,000	974,450

		25,982,886

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Energy - 4.2%

Anadarko Petroleum Corp 4.500% due 07/15/44	$1,500,000	$1,412,043
Cimarex Energy Co 5.875% due 05/01/22	1,000,000	1,039,493
Colorado Interstate Gas Co LLC 4.150% due 08/15/26 ~	450,000	437,561
Enbridge Inc (Canada)
4.250% due 12/01/26	1,500,000	1,536,652
5.500% due 12/01/46	600,000	646,105
Energy Transfer Partners LP 4.050% due 03/15/25	1,000,000	990,369
EQT Midstream Partners LP 4.125% due 12/01/26	1,000,000	975,274
Exxon Mobil Corp 4.114% due 03/01/46	1,250,000	1,280,902
Hess Corp 4.300% due 04/01/27	600,000	597,584
Kinder Morgan Energy Partners LP
4.250% due 09/01/24	1,000,000	1,023,756
5.000% due 08/15/42	650,000	622,320
Nabors Industries Inc 5.500% due 01/15/23 ~	300,000	313,125
Petrobras Global Finance BV (Brazil) 8.375% due 05/23/21	1,250,000	1,350,000
Range Resources Corp 5.000% due 03/15/23 ~	1,000,000	992,500
Sabine Pass Liquefaction LLC 5.000% due 03/15/27 ~	900,000	911,250
Western Gas Partners LP 4.650% due 07/01/26	1,000,000	1,035,923

		15,164,857

Financial - 24.3%

AerCap Ireland Capital Ltd (Netherlands)
3.750% due 05/15/19	1,500,000	1,531,875
3.950% due 02/01/22	900,000	910,125
Air Lease Corp
3.875% due 04/01/21	3,500,000	3,613,435
4.250% due 09/15/24	1,000,000	1,016,138
Ally Financial Inc 4.125% due 02/13/22	2,000,000	1,987,500
American Tower Corp REIT
3.300% due 02/15/21	1,000,000	1,011,527
3.500% due 01/31/23	1,500,000	1,505,010
5.000% due 02/15/24	1,000,000	1,077,100
Aon PLC 3.875% due 12/15/25	1,500,000	1,529,683
Ares Capital Corp 4.875% due 11/30/18	1,950,000	2,021,684
AvalonBay Communities Inc REIT 3.900% due 10/15/46	550,000	510,807
Bank of America Corp
3.500% due 04/19/26	900,000	888,476
4.183% due 11/25/27	1,000,000	1,001,278
4.200% due 08/26/24	2,500,000	2,547,877
4.250% due 10/22/26	1,500,000	1,518,973
Capital One Financial Corp 4.200% due 10/29/25	1,500,000	1,505,739
CC Holdings GS V LLC REIT 3.849% due 04/15/23	2,000,000	2,033,110
Citigroup Inc
2.900% due 12/08/21	1,500,000	1,496,198
3.400% due 05/01/26	1,000,000	972,178
4.400% due 06/10/25	1,500,000	1,535,299
Columbia Property Trust Operating Partnership LP REIT 4.150% due 04/01/25	2,000,000	1,992,016

	Principal Amount	Value
Crown Castle International Corp REIT 3.400% due 02/15/21	$1,250,000	$1,268,610
Discover Bank 3.450% due 07/27/26	500,000	483,067
Duke Realty LP REIT 3.625% due 04/15/23	3,250,000	3,302,474
HSBC Holdings PLC (United Kingdom) 2.650% due 01/05/22	1,400,000	1,369,501
International Lease Finance Corp 7.125% due 09/01/18 ~	1,000,000	1,080,000
JPMorgan Chase & Co
2.972% due 01/15/23	2,000,000	1,992,602
3.875% due 09/10/24	3,000,000	3,036,861
Kilroy Realty LP REIT 3.800% due 01/15/23	2,750,000	2,770,377
Kimco Realty Corp REIT 2.800% due 10/01/26	1,800,000	1,676,173
Marsh & McLennan Cos Inc 3.300% due 03/14/23	1,600,000	1,626,634
Mid-America Apartments LP REIT 4.000% due 11/15/25	1,200,000	1,216,859
Morgan Stanley
2.282% due 10/24/23 §	2,000,000	2,023,862
2.500% due 04/21/21	1,750,000	1,731,226
5.000% due 11/24/25	2,000,000	2,137,610
Piedmont Operating Partnership LP REIT 4.450% due 03/15/24	3,000,000	2,989,404
Principal Financial Group Inc 4.300% due 11/15/46	900,000	883,639
Principal Life Global Funding II 3.000% due 04/18/26 ~	1,050,000	1,020,399
SunTrust Bank 3.300% due 05/15/26	800,000	772,570
The Goldman Sachs Group Inc
2.241% due 11/15/21 §	1,500,000	1,508,943
2.350% due 11/15/21	3,250,000	3,158,087
2.875% due 02/25/21	1,000,000	1,004,762
3.500% due 11/16/26	2,500,000	2,453,802
4.250% due 10/21/25	2,000,000	2,032,680
TIAA Asset Management Finance Co LLC 4.125% due 11/01/24 ~	1,000,000	1,010,486
Trinity Acquisition PLC 4.400% due 03/15/26	1,000,000	1,012,755
US Bancorp 3.100% due 04/27/26	1,325,000	1,289,629
Ventas Realty LP REIT 3.500% due 02/01/25	1,500,000	1,477,482
Visa Inc 4.300% due 12/14/45	1,750,000	1,847,946
WEA Finance LLC REIT (Australia) 3.750% due 09/17/24 ~	2,000,000	2,022,430
Wells Fargo & Co
4.400% due 06/14/46	1,500,000	1,436,180
4.750% due 12/07/46	1,450,000	1,467,067
Welltower Inc REIT 4.000% due 06/01/25	2,000,000	2,044,936

		87,355,081

Industrial - 3.7%

Louisiana-Pacific Corp 4.875% due 09/15/24	750,000	729,375
Masco Corp
3.500% due 04/01/21	1,750,000	1,763,125
4.375% due 04/01/26	1,050,000	1,073,173
Owens Corning
4.200% due 12/15/22	2,000,000	2,077,446
4.200% due 12/01/24	1,000,000	1,024,842
Owens-Brockway Glass Container Inc 5.000% due 01/15/22 ~	1,500,000	1,539,375
Penske Truck Leasing Co LP 3.400% due 11/15/26 ~	2,650,000	2,536,858

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
SMBC Aviation Capital Finance DAC (Ireland) 2.650% due 07/15/21 ~	$1,200,000	$1,155,377
Xylem Inc
3.250% due 11/01/26	650,000	631,537
4.375% due 11/01/46	900,000	888,408

		13,419,516

Technology - 0.9%

Activision Blizzard Inc 3.400% due 09/15/26 ~	650,000	617,270
Diamond 1 Finance Corp 6.020% due 06/15/26 ~	950,000	1,029,623
Hewlett Packard Enterprise Co 4.900% due 10/15/25	1,500,000	1,543,943

		3,190,836

Utilities - 2.7%

Calpine Corp 7.875% due 01/15/23 ~	648,000	677,970
Duke Energy Corp 3.750% due 09/01/46	700,000	631,503
Emera US Finance LP (Canada) 4.750% due 06/15/46 ~	1,000,000	1,010,441
Exelon Corp 5.100% due 06/15/45	2,000,000	2,130,080
Jersey Central Power & Light Co 4.700% due 04/01/24 ~	2,250,000	2,395,033
NRG Energy Inc 6.625% due 03/15/23	1,000,000	1,007,500
Talen Energy Supply LLC 6.500% due 06/01/25	1,000,000	777,500
The Southern Co 3.250% due 07/01/26	1,200,000	1,168,512

		9,798,539

Total Corporate Bonds & Notes (Cost $229,225,888)		228,493,868

SENIOR LOAN NOTES - 18.4%

Basic Materials - 0.3%

PQ Corp Term B1 due 11/04/22 ∞	997,500	1,008,455

Communications - 2.2%

Altice US Finance I Corp Term B (Luxembourg) 3.882% due 01/15/25 §	1,974,519	2,000,435
Charter Communications Operating LLC Term H 2.755% due 01/15/22 §	794,000	798,963
Level 3 Financing Inc
4.000% due 08/01/19 §	2,000,000	2,024,250
Term B
4.000% due 01/15/20 §	2,000,000	2,029,688
Zayo Group LLC Term B 3.750% due 05/06/21 §	887,813	897,246

		7,750,582

Consumer, Cyclical - 6.7%

Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/11/20 §	1,453,459	1,470,901
ClubCorp Club Operations Inc 4.000% due 12/15/22 §	2,167,228	2,193,414
Dollar Tree Inc Term B3 3.250% due 07/06/22 §	379,747	383,703
Federal-Mogul Holdings Corp Term C 4.750% due 04/15/21 §	1,473,599	1,461,626

	Principal Amount	Value
HD Supply Inc Term B1 3.748% due 08/13/21 §	$1,486,300	$1,496,147
Hilton Worldwide Finance LLC
Term B1
3.500% due 10/26/20 §	118,614	119,750
Term B2
3.256% due 10/25/23 §	1,612,692	1,633,283
Las Vegas Sands LLC Term B 3.247% due 12/19/20 §	2,946,835	2,968,707
Michaels Stores Inc Term B1 3.750% due 01/27/23 §	1,424,967	1,441,253
New Red Finance Term B2 (Canada) 3.750% due 12/10/21 §	2,262,514	2,284,668
Nexeo Solutions LLC 5.250% due 06/09/23 §	995,000	1,004,950
PetSmart Inc Term B2 4.000% due 03/11/22 §	1,970,000	1,979,738
Rite Aid Corp (2nd Lien) 5.750% due 08/21/20 §	2,375,000	2,389,473
Seminole Tribe of Florida 3.248% due 04/29/20 §	1,715,116	1,722,887
Univar Inc 4.250% due 07/01/22 §	1,654,104	1,667,839

		24,218,339

Consumer, Non-Cyclical - 1.6%

Albertsons LLC Term B4 3.770% due 08/22/21 §	1,707,226	1,728,700
Community Health Systems Inc Term H 4.000% due 01/27/21 §	1,410,415	1,366,844
Jaguar Holding Co II Term B 4.250% due 08/18/22 §	246,250	249,020
US Foods Inc Term B 3.770% due 06/27/23 §	2,487,500	2,514,596

		5,859,160

Energy - 0.4%

EP Energy LLC 9.750% due 06/30/21 §	1,000,000	1,048,750
Fieldwood Energy LLC (1st Lien) due 08/31/20 ∞	250,000	240,000

		1,288,750

Financial - 1.2%

DTZ US Borrower LLC (1st Lien) 4.250% due 11/04/21 §	994,950	1,000,028
Hub International Ltd Term B 4.000% due 10/02/20 §	1,964,646	1,977,232
Lightstone Generation LLC
Term B
due 11/22/23 ∞	684,783	695,054
Term C
due 11/22/23 ∞	65,217	66,196
Realogy Corp Term B 3.770% due 07/20/22 §	581,630	591,445

		4,329,955

Industrial - 2.5%

Ardagh Holdings USA Inc 4.000% due 12/17/21 §	1,864,276	1,887,870
BWAY Holding Co Inc Term B 4.750% due 08/14/23 §	1,564,026	1,572,628
Reynolds Group Holdings Inc 4.250% due 02/05/23 §	2,610,639	2,642,382
TransDigm Inc
Term D
3.983% due 06/04/21 §	1,964,736	1,980,699
Term E
3.983% due 05/14/22 §	983,341	991,408

		9,074,987

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Technology - 2.6%

Avago Technologies Cayman Ltd Term B3 (Cayman) 3.704% due 02/01/23 §	$1,342,683	$1,363,243
First Data Corp 3.756% due 07/10/22 §	1,865,907	1,888,764
ON Semiconductor Corp 4.020% due 03/31/23 §	1,683,281	1,705,490
Sensata Technologies BV Term B (Netherlands) 3.021% due 10/14/21 §	947,151	954,773
Solera LLC Term B 5.750% due 03/03/23 §	3,473,750	3,526,096

		9,438,366

Utilities - 0.9%

Calpine Corp (1st Lien) 2.520% due 11/04/17 §	750,000	751,406
Talen Energy Supply LLC Term B due 10/18/23 ∞	1,000,000	1,011,406
TEX Operations Co LLC
Term B
5.000% due 08/04/23 §	1,221,429	1,232,879
Term C
5.000% due 08/04/23 §	278,571	282,338

		3,278,029

Total Senior Loan Notes (Cost $65,712,051)		66,246,623

ASSET-BACKED SECURITIES - 3.5%

Capital Auto Receivables Asset Trust
1.630% due 01/20/21	350,000	346,573
2.060% due 10/22/18	575,000	576,384
2.110% due 03/22/21	400,000	397,313
Chase Issuance Trust 1.370% due 06/15/21	2,850,000	2,822,985
Ford Credit Auto Owner Trust 1.730% due 03/15/22	400,000	394,839
Navient Student Loan Trust
1.236% due 03/25/66 § ~	1,382,099	1,383,157
1.356% due 06/25/65 § ~	856,013	858,628
Santander Drive Auto Receivables Trust
2.080% due 02/16/21	650,000	650,633
2.660% due 11/15/21	500,000	501,508
SLM Student Loan Trust 2.382% due 04/25/23 §	361,139	361,949
SMB Private Education Loan Trust
2.154% due 02/17/32 § ~	950,000	973,981
2.340% due 09/15/34 ~	1,000,000	983,439
2.700% due 05/15/31 ~	1,500,000	1,489,513
Synchrony Credit Card Master Note Trust 2.210% due 05/15/24	500,000	497,336
Verizon Owner Trust 1.420% due 01/20/21 ~	400,000	397,617

Total Asset-Backed Securities (Cost $12,676,613)		12,635,855

U.S. GOVERNMENT AGENCY ISSUES - 1.9%

Fannie Mae 1.875% due 09/18/18	3,500,000	3,540,474
Freddie Mac 1.250% due 10/02/19	3,250,000	3,230,744

Total U.S. Government Agency Issues (Cost $6,792,016)		6,771,218

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 8.2%

U.S. Treasury Bonds - 1.5%

2.250% due 08/15/46	$3,000,000	$2,516,133
2.500% due 05/15/46	1,500,000	1,329,765
2.875% due 08/15/45	1,500,000	1,440,432

		5,286,330

U.S. Treasury Notes - 6.7%

1.250% due 01/31/19	2,500,000	2,501,190
1.375% due 07/31/18	2,300,000	2,310,281
1.375% due 09/30/18	3,000,000	3,011,223
1.500% due 10/31/19	2,500,000	2,505,270
1.500% due 08/15/26	1,000,000	918,279
1.750% due 09/30/22	1,000,000	980,117
1.875% due 10/31/22	1,500,000	1,478,652
2.000% due 10/31/21	3,000,000	3,006,252
2.000% due 08/15/25	2,000,000	1,934,938
2.125% due 12/31/21	3,000,000	3,023,079
2.125% due 12/31/22	2,500,000	2,496,187

		24,165,468

Total U.S. Treasury Obligations (Cost $30,196,253)		29,451,798

FOREIGN GOVERNMENT BONDS & NOTES - 2.6%

Chile Government (Chile) 2.250% due 10/30/22	3,000,000	2,903,400
Export-Import Bank of Korea (South Korea) 2.250% due 01/21/20	1,500,000	1,494,894
Mexico Government (Mexico)
3.500% due 01/21/21	1,000,000	1,018,500
3.625% due 03/15/22	1,000,000	1,004,500
4.350% due 01/15/47	1,000,000	860,000
Province of Ontario (Canada) 1.875% due 05/21/20	2,000,000	1,993,046

Total Foreign Government Bonds & Notes (Cost $9,576,975)		9,274,340

SHORT-TERM INVESTMENT - 1.7%

Repurchase Agreement - 1.7%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $6,052,582; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $6,176,456)	6,052,562	6,052,562

Total Short-Term Investment (Cost $6,052,562)		6,052,562

TOTAL INVESTMENTS - 99.8% (Cost $360,232,358)		358,926,264

OTHER ASSETS & LIABILITIES, NET - 0.2%		595,997

NET ASSETS - 100.0%		$359,522,261

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	63.5%
Senior Loan Notes	18.4%
U.S. Treasury Obligations	8.2%
Asset-Backed Securities	3.5%
Others (each less than 3.0%)	6.2%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$228,493,868	$-	$228,493,868	$-
	Senior Loan Notes	66,246,623	-	66,246,623	-
	Asset-Backed Securities	12,635,855	-	12,635,855	-
	U.S. Government Agency Issues	6,771,218	-	6,771,218	-
	U.S. Treasury Obligations	29,451,798	-	29,451,798	-
	Foreign Government Bonds & Notes	9,274,340	-	9,274,340	-
	Short-Term Investment	6,052,562	-	6,052,562	-

	Total	$358,926,264	$-	$358,926,264	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
PREFERRED STOCKS - 0.1%

Financial - 0.1%

Citigroup Capital XIII	61,350	$1,584,057
GMAC Capital Trust I	149,256	3,791,102

		5,375,159

Total Preferred Stocks (Cost $5,277,308)		5,375,159

	Principal Amount

CORPORATE BONDS & NOTES - 32.3%

Basic Materials - 1.8%

ArcelorMittal (Luxembourg) 7.250% due 02/25/22	$740,000	838,050
8.000% due 10/15/39	740,000	815,732
Barrick Gold Corp (Canada)
4.100% due 05/01/23	3,217,000	3,301,363
6.950% due 04/01/19	1,068,000	1,168,413
Barrick North America Finance LLC (Canada) 4.400% due 05/30/21	1,077,000	1,131,935
BHP Billiton Finance USA Ltd (Australia)
2.875% due 02/24/22	440,000	443,425
3.250% due 11/21/21	630,000	648,889
5.000% due 09/30/43	2,320,000	2,592,375
6.500% due 04/01/19	8,630,000	9,483,740
6.750% due 10/19/75 § ~	7,250,000	8,156,250
Celulosa Arauco y Constitucion SA (Chile) 4.750% due 01/11/22	2,625,000	2,734,376
Equate Petrochemical BV (Kuwait) 4.250% due 11/03/26 ~	2,440,000	2,336,398
FMG Resources Property Ltd (Australia) 9.750% due 03/01/22 ~	160,000	186,411
Freeport-McMoRan Inc
6.125% due 06/15/19 ~	3,738,000	3,840,795
6.500% due 11/15/20 ~	527,000	544,127
Georgia-Pacific LLC 8.875% due 05/15/31	690,000	1,022,988
Glencore Finance Canada Ltd (Switzerland) 2.700% due 10/25/17 ~	5,480,000	5,523,023
LyondellBasell Industries NV
5.000% due 04/15/19	885,000	934,773
6.000% due 11/15/21	490,000	555,775
OCP SA (Morocco) 4.500% due 10/22/25 ~	2,800,000	2,684,679
Potash Corp of Saskatchewan Inc (Canada) 4.875% due 03/30/20	640,000	680,659
Rio Tinto Finance USA Ltd (United Kingdom) 3.750% due 09/20/21	10,000	10,503
Southern Copper Corp (Peru)
5.250% due 11/08/42	8,130,000	7,476,381
6.750% due 04/16/40	600,000	649,509
Steel Dynamics Inc 6.375% due 08/15/22	540,000	565,650
Vale Overseas Ltd (Brazil) 6.875% due 11/21/36	6,485,000	6,420,150
Westlake Chemical Corp
4.625% due 02/15/21 ~	1,620,000	1,680,750
4.875% due 05/15/23 ~	840,000	873,600

		67,300,719

Communications - 2.8%

21st Century Fox America Inc 6.200% due 12/15/34	1,000,000	1,176,463
Altice Financing SA (Luxembourg) 6.625% due 02/15/23 ~	1,420,000	1,462,600

	Principal Amount	Value
Amazon.com Inc 4.950% due 12/05/44	$2,190,000	$2,502,756
America Movil SAB de CV (Mexico)
5.000% due 03/30/20	3,300,000	3,531,901
5.625% due 11/15/17	1,500,000	1,549,945
AT&T Inc
3.000% due 02/15/22	260,000	257,506
3.000% due 06/30/22	260,000	255,265
3.400% due 05/15/25	8,840,000	8,524,324
3.875% due 08/15/21	110,000	113,586
4.350% due 06/15/45	3,245,000	2,897,029
4.450% due 05/15/21	390,000	412,513
5.500% due 02/01/18	3,625,000	3,766,897
Bharti Airtel Ltd (India) 4.375% due 06/10/25 ~	5,830,000	5,752,204
CenturyLink Inc
5.625% due 04/01/20	370,000	392,662
5.625% due 04/01/25	370,000	352,888
6.150% due 09/15/19	1,000,000	1,075,000
Charter Communications Operating LLC
6.384% due 10/23/35	560,000	640,332
6.484% due 10/23/45	990,000	1,146,526
Comcast Cable Communications Holdings Inc 9.455% due 11/15/22	2,840,000	3,842,778
Comcast Corp
5.150% due 03/01/20	1,658,000	1,810,490
5.650% due 06/15/35	290,000	346,701
5.700% due 05/15/18	5,000,000	5,278,380
6.500% due 11/15/35	1,630,000	2,087,981
Cox Communications Inc 4.700% due 12/15/42 ~	70,000	60,976
Deutsche Telekom International Finance BV (Germany) 6.750% due 08/20/18	1,545,000	1,666,394
DISH DBS Corp
5.875% due 07/15/22	1,110,000	1,171,050
5.875% due 11/15/24	4,016,000	4,147,524
6.750% due 06/01/21	470,000	511,125
NBCUniversal Enterprise Inc 1.974% due 04/15/19 ~	4,080,000	4,094,480
NBCUniversal Media LLC 4.375% due 04/01/21	680,000	734,434
Netflix Inc 5.875% due 02/15/25	670,000	724,437
Rogers Communications Inc (Canada) 6.800% due 08/15/18	760,000	819,645
SFR Group SA (France)
6.000% due 05/15/22 ~	370,000	381,100
7.375% due 05/01/26 ~	2,390,000	2,449,750
Sprint Capital Corp 8.750% due 03/15/32	2,080,000	2,293,200
Sprint Communications Inc 9.000% due 11/15/18 ~	1,870,000	2,066,350
Sprint Corp
7.625% due 02/15/25	2,530,000	2,665,987
7.875% due 09/15/23	130,000	139,100
Telefonica Emisiones SAU (Spain)
5.134% due 04/27/20	2,020,000	2,164,586
5.877% due 07/15/19	350,000	379,408
6.221% due 07/03/17	150,000	153,385
Time Warner Cable LLC
5.500% due 09/01/41	1,550,000	1,578,404
5.875% due 11/15/40	2,620,000	2,798,655
6.750% due 06/15/39	1,050,000	1,222,600
7.300% due 07/01/38	1,620,000	1,995,801
8.250% due 04/01/19	5,445,000	6,119,461
Time Warner Entertainment Co LP 8.375% due 07/15/33	990,000	1,298,728

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Time Warner Inc
4.700% due 01/15/21	$410,000	$438,297
6.250% due 03/29/41	450,000	528,919
Verizon Communications Inc
3.850% due 11/01/42	730,000	633,804
4.862% due 08/21/46	1,030,000	1,045,760
5.150% due 09/15/23	3,320,000	3,672,478
6.400% due 09/15/33	3,072,000	3,711,474
6.550% due 09/15/43	3,084,000	3,858,639
Viacom Inc
3.875% due 04/01/24	610,000	592,267
4.250% due 09/01/23	620,000	620,699
West Corp
4.750% due 07/15/21 ~	320,000	328,000
5.375% due 07/15/22 ~	2,340,000	2,269,800

		108,513,444

Consumer, Cyclical - 1.7%

American Axle & Manufacturing Inc 6.625% due 10/15/22	1,330,000	1,378,146
CVS Health Corp
2.750% due 12/01/22	4,660,000	4,591,577
3.875% due 07/20/25	1,638,000	1,690,565
5.125% due 07/20/45	3,650,000	4,075,685
CVS Pass-Through Trust
5.298% due 01/11/27 ~	619,267	680,089
6.036% due 12/10/28	2,904,304	3,257,101
Delta Air Lines Pass-Through Trust ‘A’ 6.821% due 02/10/24	3,164,412	3,643,029
Dollar Tree Inc 5.750% due 03/01/23	1,170,000	1,244,669
Ford Motor Co 4.750% due 01/15/43	800,000	760,917
Ford Motor Credit Co LLC
2.459% due 03/27/20	200,000	197,454
3.200% due 01/15/21	1,250,000	1,251,992
3.664% due 09/08/24	2,770,000	2,704,052
5.750% due 02/01/21	1,070,000	1,173,496
8.125% due 01/15/20	1,570,000	1,810,672
General Motors Co 6.250% due 10/02/43	570,000	631,201
General Motors Financial Co Inc
3.250% due 05/15/18	280,000	283,721
3.450% due 04/10/22	450,000	445,097
4.250% due 05/15/23	1,250,000	1,266,862
4.375% due 09/25/21	930,000	964,849
GLP Capital LP 5.375% due 04/15/26	3,725,000	3,894,115
Hyundai Capital America 2.125% due 10/02/17 ~	800,000	801,626
L Brands Inc 5.625% due 10/15/23	690,000	746,925
McDonald’s Corp 3.700% due 01/30/26	2,560,000	2,607,642
MGM Resorts International 6.625% due 12/15/21	800,000	896,000
NCL Corp Ltd
4.625% due 11/15/20 ~	630,000	644,175
4.750% due 12/15/21 ~	2,880,000	2,885,414
New Red Finance Inc (Canada) 6.000% due 04/01/22 ~	1,840,000	1,927,400
Newell Brands Inc
3.150% due 04/01/21	1,040,000	1,058,552
3.850% due 04/01/23	2,040,000	2,116,767
4.200% due 04/01/26	1,590,000	1,659,205
QVC Inc 5.950% due 03/15/43	100,000	90,129
Taylor Morrison Communities Inc 5.250% due 04/15/21 ~	2,150,000	2,214,500

	Principal Amount	Value
The Goodyear Tire & Rubber Co
5.000% due 05/31/26	$820,000	$818,311
5.125% due 11/15/23	990,000	1,024,650
Toyota Motor Credit Corp 1.250% due 10/05/17	5,450,000	5,449,684
UAL Pass-Through Trust 9.750% due 07/15/18	182,408	183,218
Wal-Mart Stores Inc
5.250% due 09/01/35	930,000	1,112,665
5.375% due 04/05/17	915,000	925,047
Walgreens Boots Alliance Inc 3.450% due 06/01/26	2,840,000	2,789,241

		65,896,440

Consumer, Non-Cyclical - 5.4%

Abbott Laboratories
3.750% due 11/30/26	2,900,000	2,884,299
4.750% due 11/30/36	1,930,000	1,965,207
4.900% due 11/30/46	2,620,000	2,694,311
AbbVie Inc 3.600% due 05/14/25	1,600,000	1,585,546
Actavis Funding SCS
3.450% due 03/15/22	1,420,000	1,441,551
3.800% due 03/15/25	2,730,000	2,734,504
4.550% due 03/15/35	120,000	118,958
4.750% due 03/15/45	840,000	826,250
Aetna Inc
2.400% due 06/15/21	2,120,000	2,110,719
2.800% due 06/15/23	540,000	532,085
3.200% due 06/15/26	2,700,000	2,672,482
4.375% due 06/15/46	620,000	623,855
Altria Group Inc
2.850% due 08/09/22	4,200,000	4,205,922
4.750% due 05/05/21	4,000,000	4,359,812
5.375% due 01/31/44	380,000	439,782
9.250% due 08/06/19	3,330,000	3,929,973
Amgen Inc
3.625% due 05/22/24	590,000	600,423
4.663% due 06/15/51 ~	289,000	279,680
Anheuser-Busch InBev Finance Inc (Belgium)
2.650% due 02/01/21	2,520,000	2,533,946
3.300% due 02/01/23	3,630,000	3,695,511
3.650% due 02/01/26	12,580,000	12,775,393
4.900% due 02/01/46	9,780,000	10,542,635
Anheuser-Busch InBev Worldwide Inc (Belgium)
2.500% due 07/15/22	6,320,000	6,221,332
5.000% due 04/15/20	1,360,000	1,478,408
5.375% due 01/15/20	2,300,000	2,508,849
Anthem Inc
3.125% due 05/15/22	3,300,000	3,302,254
3.700% due 08/15/21	220,000	227,497
7.000% due 02/15/19	1,290,000	1,414,084
Becton Dickinson & Co
3.734% due 12/15/24	993,000	1,016,273
4.685% due 12/15/44	740,000	769,624
Catholic Health Initiatives 4.350% due 11/01/42	420,000	373,743
Celgene Corp
3.550% due 08/15/22	910,000	933,457
3.875% due 08/15/25	2,740,000	2,780,538
5.000% due 08/15/45	1,330,000	1,385,504
5.250% due 08/15/43	320,000	338,181
Centene Corp
4.750% due 05/15/22	1,100,000	1,116,500
4.750% due 01/15/25	970,000	949,387
5.625% due 02/15/21	140,000	147,546
6.125% due 02/15/24	680,000	718,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Constellation Brands Inc
4.250% due 05/01/23	$820,000	$854,350
6.000% due 05/01/22	3,850,000	4,361,434
Danone SA (France)
2.077% due 11/02/21 ~	4,110,000	3,991,862
2.589% due 11/02/23 ~	5,140,000	4,954,482
2.947% due 11/02/26 ~	5,480,000	5,222,221
DaVita Inc 5.000% due 05/01/25	360,000	355,050
Diageo Capital PLC (United Kingdom) 5.750% due 10/23/17	4,630,000	4,787,536
Diageo Investment Corp (United Kingdom) 2.875% due 05/11/22	3,620,000	3,640,558
Ecolab Inc 4.350% due 12/08/21	940,000	1,015,981
Fresenius Medical Care US Finance II Inc (Germany)
4.125% due 10/15/20 ~	1,080,000	1,123,200
5.875% due 01/31/22 ~	1,160,000	1,276,000
Gilead Sciences Inc
3.650% due 03/01/26	2,430,000	2,463,259
3.700% due 04/01/24	3,090,000	3,171,020
4.750% due 03/01/46	1,900,000	1,966,679
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	4,550,000	4,585,103
HCA Inc
5.250% due 04/15/25	70,000	73,238
5.250% due 06/15/26	230,000	238,338
5.875% due 05/01/23	2,090,000	2,225,850
6.500% due 02/15/20	2,120,000	2,324,580
7.500% due 02/15/22	980,000	1,114,750
Humana Inc
3.150% due 12/01/22	970,000	969,452
4.625% due 12/01/42	1,090,000	1,047,697
Imperial Brands Finance PLC (United Kingdom) 2.050% due 02/11/18 ~	1,540,000	1,541,663
Kraft Heinz Foods Co
3.500% due 06/06/22	4,250,000	4,324,893
3.950% due 07/15/25	700,000	709,459
5.000% due 07/15/35	1,680,000	1,765,142
5.200% due 07/15/45	340,000	356,588
5.375% due 02/10/20	1,219,000	1,320,442
Lamb Weston Holdings Inc 4.875% due 11/01/26 ~	1,410,000	1,398,544
Medtronic Inc
3.125% due 03/15/22	430,000	439,205
3.500% due 03/15/25	5,680,000	5,847,418
Merck & Co Inc 2.750% due 02/10/25	1,510,000	1,482,263
Molson Coors Brewing Co 3.500% due 05/01/22	500,000	514,775
Pernod Ricard SA (France)
4.450% due 01/15/22 ~	3,840,000	4,074,804
5.500% due 01/15/42 ~	240,000	264,699
Philip Morris International Inc
2.500% due 08/22/22	2,560,000	2,504,036
2.900% due 11/15/21	1,460,000	1,479,154
Reynolds American Inc
3.250% due 06/12/20	974,000	998,255
5.850% due 08/15/45	7,570,000	8,980,639
6.150% due 09/15/43	330,000	398,901
8.125% due 06/23/19	1,220,000	1,392,047
Spectrum Brands Inc 5.750% due 07/15/25	800,000	834,000
Tenet Healthcare Corp 8.125% due 04/01/22	430,000	407,855
The Kroger Co 6.400% due 08/15/17	2,610,000	2,687,862

	Principal Amount	Value
Thermo Fisher Scientific Inc 3.600% due 08/15/21	$1,590,000	$1,643,523
Tyson Foods Inc 5.150% due 08/15/44	820,000	851,819
UBM PLC (United Kingdom) 5.750% due 11/03/20 ~	1,930,000	2,029,268
United Rentals North America Inc
5.500% due 07/15/25	1,770,000	1,812,037
5.500% due 05/15/27	2,000,000	1,987,500
UnitedHealth Group Inc
3.750% due 07/15/25	820,000	848,690
3.875% due 10/15/20	2,610,000	2,747,928
5.700% due 10/15/40	10,000	12,196
5.800% due 03/15/36	860,000	1,046,858
Valeant Pharmaceuticals International Inc
5.375% due 03/15/20 ~	1,140,000	969,000
5.875% due 05/15/23 ~	450,000	342,000
6.125% due 04/15/25 ~	780,000	588,900
7.500% due 07/15/21 ~	2,730,000	2,323,912
Wm Wrigley Jr Co
2.400% due 10/21/18 ~	680,000	686,244
2.900% due 10/21/19 ~	2,380,000	2,422,009

		205,031,439

Energy - 5.7%

Anadarko Petroleum Corp
4.850% due 03/15/21	1,160,000	1,243,963
5.550% due 03/15/26	1,580,000	1,769,282
6.600% due 03/15/46	4,870,000	6,017,284
8.700% due 03/15/19	5,485,000	6,234,427
Apache Corp
3.250% due 04/15/22	492,000	499,812
4.250% due 01/15/44	3,240,000	3,200,466
4.750% due 04/15/43	1,000,000	1,031,969
6.000% due 01/15/37	1,010,000	1,163,441
6.900% due 09/15/18	5,000,000	5,414,695
Baker Hughes Inc 3.200% due 08/15/21	58,000	59,251
BP Capital Markets PLC (United Kingdom)
3.119% due 05/04/26	3,490,000	3,407,681
3.216% due 11/28/23	3,640,000	3,675,428
3.506% due 03/17/25	870,000	878,114
3.561% due 11/01/21	220,000	229,586
Chesapeake Energy Corp
5.750% due 03/15/23	910,000	859,950
6.125% due 02/15/21	210,000	205,800
Chevron Corp 2.954% due 05/16/26	4,380,000	4,307,345
CNOOC Finance LLC (China) 3.500% due 05/05/25	9,220,000	8,977,459
Concho Resources Inc
4.375% due 01/15/25	1,050,000	1,053,160
6.500% due 01/15/22	1,526,000	1,579,028
ConocoPhillips 6.500% due 02/01/39	1,040,000	1,318,683
Devon Energy Corp
3.250% due 05/15/22	2,510,000	2,494,513
5.000% due 06/15/45	3,330,000	3,277,346
5.600% due 07/15/41	170,000	175,393
5.850% due 12/15/25	3,650,000	4,148,835
7.950% due 04/15/32	2,810,000	3,562,358
Ecopetrol SA (Colombia) 5.875% due 05/28/45	8,710,000	7,568,990
Ensco PLC 4.700% due 03/15/21	1,030,000	995,928
Enterprise Products Operating LLC
4.593% due 08/01/66 §	3,000,000	2,825,340
6.300% due 09/15/17	2,430,000	2,506,511
EOG Resources Inc 4.150% due 01/15/26	1,370,000	1,434,408

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Exxon Mobil Corp
3.043% due 03/01/26	$3,090,000	$3,085,013
4.114% due 03/01/46	1,250,000	1,280,902
Halliburton Co 3.800% due 11/15/25	3,250,000	3,303,290
Kerr-McGee Corp 7.875% due 09/15/31	2,297,000	2,943,222
Kinder Morgan Energy Partners LP
3.500% due 09/01/23	1,410,000	1,393,280
6.850% due 02/15/20	2,180,000	2,430,443
Kinder Morgan Inc
5.000% due 02/15/21 ~	1,720,000	1,832,342
5.300% due 12/01/34	1,029,000	1,045,767
MPLX LP
4.875% due 12/01/24	1,670,000	1,720,325
4.875% due 06/01/25	1,190,000	1,224,046
5.500% due 02/15/23	1,680,000	1,747,872
Noble Energy Inc
5.250% due 11/15/43	1,270,000	1,295,973
6.000% due 03/01/41	200,000	222,431
8.250% due 03/01/19	3,290,000	3,695,940
Oasis Petroleum Inc
6.500% due 11/01/21	320,000	327,600
6.875% due 03/15/22	300,000	309,000
6.875% due 01/15/23	40,000	41,200
Occidental Petroleum Corp
3.000% due 02/15/27	1,510,000	1,460,626
3.125% due 02/15/22	1,350,000	1,379,441
3.400% due 04/15/26	1,890,000	1,903,778
4.100% due 02/15/47	2,110,000	2,056,132
4.400% due 04/15/46	600,000	610,840
4.625% due 06/15/45	1,280,000	1,332,394
Petrobras Global Finance BV (Brazil)
4.875% due 03/17/20	4,270,000	4,232,424
5.375% due 01/27/21	17,460,000	17,119,530
6.250% due 03/17/24	5,750,000	5,529,775
Petroleos Mexicanos (Mexico)
5.500% due 01/21/21	1,570,000	1,617,100
6.000% due 03/05/20	2,000,000	2,114,500
6.375% due 01/23/45	3,990,000	3,650,850
6.625% due 06/15/35	1,280,000	1,267,200
6.875% due 08/04/26 ~	3,110,000	3,288,825
Pride International Inc
6.875% due 08/15/20	470,000	504,075
8.500% due 06/15/19	1,010,000	1,131,200
QEP Resources Inc 6.875% due 03/01/21	1,830,000	1,953,525
Range Resources Corp
4.875% due 05/15/25	270,000	262,912
5.000% due 03/15/23 ~	4,040,000	4,009,700
Regency Energy Partners LP
4.500% due 11/01/23	520,000	527,858
5.875% due 03/01/22	1,770,000	1,947,404
6.500% due 07/15/21	680,000	702,304
Sabine Pass Liquefaction LLC 5.750% due 05/15/24	1,030,000	1,109,825
Schlumberger Holdings Corp
3.000% due 12/21/20 ~	2,570,000	2,623,752
4.000% due 12/21/25 ~	1,960,000	2,053,566
Schlumberger Norge AS 4.200% due 01/15/21 ~	50,000	53,017
SESI LLC 7.125% due 12/15/21	280,000	286,300
Shelf Drilling Holdings Ltd (United Arab Emirates) 8.625% due 11/01/18 ~	210,000	177,450
Shell International Finance BV (Netherlands)
2.875% due 05/10/26	5,090,000	4,919,668
4.000% due 05/10/46	900,000	861,008

	Principal Amount	Value
4.125% due 05/11/35	$1,200,000	$1,225,680
4.375% due 03/25/20	4,150,000	4,432,412
4.375% due 05/11/45	2,750,000	2,786,858
Sinopec Group Overseas Development Ltd (China)
2.750% due 05/17/17 ~	2,400,000	2,408,431
4.375% due 04/10/24 ~	7,560,000	7,870,020
SM Energy Co 5.000% due 01/15/24	450,000	426,375
The Williams Cos Inc 7.500% due 01/15/31	5,935,000	6,721,387
Transcontinental Gas Pipe Line Co LLC 7.850% due 02/01/26 ~	4,690,000	5,916,585
Western Gas Partners LP 4.650% due 07/01/26	990,000	1,025,564
Williams Partners LP
4.875% due 05/15/23	800,000	815,102
4.875% due 03/15/24	1,010,000	1,020,194
6.125% due 07/15/22	2,495,000	2,573,428
WPX Energy Inc 6.000% due 01/15/22	360,000	370,800

		218,294,907

Financial - 11.1%

ABN AMRO Bank NV (Netherlands) 4.750% due 07/28/25 ~	2,220,000	2,254,541
AerCap Ireland Capital Ltd (Netherlands)
3.750% due 05/15/19	2,590,000	2,645,037
5.000% due 10/01/21	190,000	200,213
Ally Financial Inc 7.500% due 09/15/20	32,000	35,960
American International Group Inc 3.750% due 07/10/25	4,630,000	4,662,095
Bank of America Corp
2.600% due 01/15/19	7,240,000	7,302,916
3.300% due 01/11/23	3,190,000	3,201,822
3.500% due 04/19/26	5,410,000	5,340,725
3.875% due 03/22/17	1,230,000	1,237,029
3.875% due 08/01/25	3,510,000	3,570,821
4.000% due 04/01/24	10,280,000	10,606,637
4.125% due 01/22/24	9,345,000	9,715,791
4.200% due 08/26/24	4,930,000	5,024,414
4.450% due 03/03/26	660,000	680,498
5.000% due 05/13/21	5,590,000	6,088,583
5.000% due 01/21/44	5,110,000	5,606,728
5.625% due 07/01/20	600,000	659,807
5.650% due 05/01/18	2,070,000	2,169,259
5.700% due 05/02/17	1,520,000	1,540,818
5.750% due 12/01/17	560,000	580,168
6.250% § ±	4,360,000	4,365,450
7.625% due 06/01/19	1,400,000	1,573,453
Barclays Bank PLC (United Kingdom) 6.050% due 12/04/17 ~	170,000	175,692
BNP Paribas SA (France) 2.375% due 09/14/17	2,600,000	2,617,628
BPCE SA (France) 5.150% due 07/21/24 ~	1,370,000	1,393,332
Chubb INA Holdings Inc
2.300% due 11/03/20	950,000	949,561
3.350% due 05/03/26	1,270,000	1,286,069
CIT Group Inc
4.250% due 08/15/17	1,840,000	1,865,300
5.000% due 08/15/22	770,000	804,650
5.000% due 08/01/23	620,000	641,700
5.375% due 05/15/20	290,000	308,850
Citigroup Inc
3.500% due 05/15/23	2,380,000	2,373,222
4.400% due 06/10/25	4,900,000	5,015,312
4.450% due 09/29/27	7,030,000	7,162,396
4.650% due 07/30/45	6,761,000	7,140,860

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
4.750% due 05/18/46	$440,000	$441,383
5.300% due 05/06/44	240,000	259,006
5.500% due 09/13/25	4,580,000	5,035,834
5.900% § ±	670,000	679,213
5.950% § ±	8,860,000	8,809,508
6.300% § ±	3,900,000	3,871,725
6.625% due 06/15/32	480,000	583,034
6.675% due 09/13/43	580,000	736,446
8.125% due 07/15/39	200,000	297,652
Commonwealth Bank of Australia (Australia) 5.000% due 10/15/19 ~	1,060,000	1,138,683
Cooperatieve Rabobank UA (Netherlands)
4.375% due 08/04/25	4,980,000	5,112,573
4.625% due 12/01/23	5,690,000	5,988,771
5.250% due 08/04/45	870,000	947,057
11.000% § ± ~	4,830,000	5,694,811
Credit Agricole SA (France) 8.375% § ± ~	5,180,000	5,708,464
Credit Suisse Group Funding Guernsey Ltd (Switzerland)
4.550% due 04/17/26	440,000	457,206
4.875% due 05/15/45	5,980,000	6,150,275
GE Capital International Funding Co
2.342% due 11/15/20	13,485,000	13,461,469
3.373% due 11/15/25	3,577,000	3,635,387
Goldman Sachs Capital II 4.000% § ±	398,000	325,799
HSBC Bank USA NA 7.000% due 01/15/39	3,840,000	5,075,712
HSBC Finance Corp 6.676% due 01/15/21	570,000	640,786
HSBC Holdings PLC (United Kingdom)
3.400% due 03/08/21	8,230,000	8,366,840
4.250% due 03/14/24	3,300,000	3,354,605
4.250% due 08/18/25	4,560,000	4,603,940
4.300% due 03/08/26	2,480,000	2,570,795
6.375% § ±	3,840,000	3,787,200
ING Bank NV (Netherlands) 5.800% due 09/25/23 ~	5,370,000	5,902,725
International Lease Finance Corp
5.875% due 08/15/22	910,000	989,625
8.625% due 01/15/22	1,940,000	2,335,275
Intesa Sanpaolo SPA (Italy) 5.017% due 06/26/24 ~	10,270,000	9,495,262
JPMorgan Chase & Co
3.875% due 09/10/24	4,840,000	4,899,469
4.250% due 10/15/20	3,230,000	3,417,340
4.250% due 10/01/27	870,000	894,380
4.350% due 08/15/21	690,000	737,961
4.500% due 01/24/22	2,310,000	2,490,453
4.950% due 06/01/45	3,380,000	3,605,578
JPMorgan Chase Bank NA 6.000% due 10/01/17	8,000,000	8,256,352
KKR Group Finance Co II LLC 5.500% due 02/01/43 ~	350,000	351,432
Lloyds Banking Group PLC (United Kingdom) 4.500% due 11/04/24	3,000,000	3,046,707
MetLife Inc 4.750% due 02/08/21	2,370,000	2,576,657
Morgan Stanley
4.750% due 03/22/17	600,000	604,550
5.450% due 01/09/17	5,155,000	5,157,552
Navient Corp 8.000% due 03/25/20	3,380,000	3,758,222
Nordea Bank AB (Sweden) 4.875% due 05/13/21 ~	7,870,000	8,456,708
Quicken Loans Inc 5.750% due 05/01/25 ~	1,250,000	1,221,875

	Principal Amount	Value
Royal Bank of Scotland Group PLC (United Kingdom)
5.125% due 05/28/24	$6,260,000	$6,244,287
6.000% due 12/19/23	4,240,000	4,405,784
6.100% due 06/10/23	3,870,000	4,052,215
6.125% due 12/15/22	1,910,000	2,031,331
Santander UK Group Holdings PLC (United Kingdom) 5.625% due 09/15/45 ~	610,000	602,808
Standard Chartered PLC (United Kingdom)
5.700% due 03/26/44 ~	3,460,000	3,461,633
6.409% § ± ~	3,900,000	2,993,250
State Street Corp 4.956% due 03/15/18	8,180,000	8,452,304
Teachers Insurance & Annuity Association of America 6.850% due 12/16/39 ~	2,090,000	2,713,150
The Goldman Sachs Group Inc
3.500% due 11/16/26	2,430,000	2,385,096
3.850% due 07/08/24	1,690,000	1,725,869
4.250% due 10/21/25	4,270,000	4,339,772
4.750% due 10/21/45	3,400,000	3,591,957
5.150% due 05/22/45	3,480,000	3,666,779
5.250% due 07/27/21	2,570,000	2,817,108
5.750% due 01/24/22	400,000	449,758
5.950% due 01/15/27	3,270,000	3,730,302
6.000% due 06/15/20	6,360,000	7,053,666
6.250% due 02/01/41	6,880,000	8,542,827
6.450% due 05/01/36	220,000	262,577
6.750% due 10/01/37	2,145,000	2,652,784
The Royal Bank of Scotland NV (Netherlands) 4.650% due 06/04/18	1,310,000	1,332,011
UBS Group Funding Jersey Ltd (Switzerland) 4.125% due 09/24/25 ~	2,340,000	2,386,257
Visa Inc
3.150% due 12/14/25	6,440,000	6,466,649
4.300% due 12/14/45	4,620,000	4,878,577
Voya Financial Inc 2.900% due 02/15/18	534,000	540,697
Wachovia Capital Trust III 5.570% § ±	6,220,000	6,111,461
WEA Finance LLC REIT (Australia) 3.750% due 09/17/24 ~	4,730,000	4,783,047
Wells Fargo & Co
1.500% due 01/16/18	1,730,000	1,727,998
3.000% due 10/23/26	4,090,000	3,893,557
3.450% due 02/13/23	2,330,000	2,337,969
4.300% due 07/22/27	11,210,000	11,527,131
4.400% due 06/14/46	3,650,000	3,494,703
4.600% due 04/01/21	6,240,000	6,703,476
4.650% due 11/04/44	1,600,000	1,575,398
4.750% due 12/07/46	2,550,000	2,580,013
4.900% due 11/17/45	3,920,000	4,027,933
5.375% due 11/02/43	2,030,000	2,241,262
5.606% due 01/15/44	1,567,000	1,776,147
Wells Fargo Bank NA 6.000% due 11/15/17	2,800,000	2,906,014

		424,195,191

Industrial - 1.7%

ABB Finance USA Inc (Switzerland) 4.375% due 05/08/42	390,000	409,335
Air 2 US 8.027% due 10/01/20 ~	462,655	487,812
Ardagh Packaging Finance PLC (Ireland) 3.963% due 12/15/19 § ~	2,140,000	2,177,450
Boeing Capital Corp 4.700% due 10/27/19	1,360,000	1,467,078

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Caterpillar Financial Services Corp 1.931% due 10/01/21 ~	$2,315,000	$2,234,538
Eaton Corp
1.500% due 11/02/17	300,000	300,294
2.750% due 11/02/22	6,649,000	6,586,666
4.150% due 11/02/42	2,040,000	1,997,974
Florida East Coast Holdings Corp 6.750% due 05/01/19 ~	2,220,000	2,303,250
General Electric Co
3.150% due 09/07/22	1,369,000	1,397,696
4.375% due 09/16/20	396,000	425,548
4.500% due 03/11/44	2,610,000	2,802,931
4.650% due 10/17/21	98,000	107,470
5.250% due 12/06/17	3,535,000	3,662,295
5.300% due 02/11/21	1,378,000	1,527,918
5.875% due 01/14/38	450,000	566,529
6.000% due 08/07/19	2,786,000	3,077,945
6.150% due 08/07/37	317,000	409,294
6.875% due 01/10/39	3,306,000	4,662,839
Harris Corp
4.854% due 04/27/35	530,000	557,682
5.054% due 04/27/45	1,470,000	1,555,028
John Deere Capital Corp 5.350% due 04/03/18	3,480,000	3,645,951
Lockheed Martin Corp
3.100% due 01/15/23	300,000	303,373
3.550% due 01/15/26	3,240,000	3,312,022
4.500% due 05/15/36	580,000	617,643
Raytheon Co 3.125% due 10/15/20	1,680,000	1,734,027
Reynolds Group Issuer Inc (New Zealand)
5.125% due 07/15/23 ~	270,000	274,725
5.750% due 10/15/20	990,000	1,022,175
6.875% due 02/15/21	894,427	920,367
The Boeing Co 4.875% due 02/15/20	5,560,000	6,043,625
United Technologies Corp
4.500% due 04/15/20	2,630,000	2,837,694
4.500% due 06/01/42	540,000	578,249
Waste Management Inc
3.500% due 05/15/24	1,750,000	1,805,081
7.375% due 05/15/29	1,910,000	2,495,150
WestRock RKT Co
3.500% due 03/01/20	990,000	1,015,099
4.000% due 03/01/23	1,150,000	1,187,944

		66,510,697

Technology - 0.9%

Apple Inc 2.450% due 08/04/26	4,090,000	3,837,602
Diamond 1 Finance Corp
3.480% due 06/01/19 ~	5,480,000	5,595,820
4.420% due 06/15/21 ~	5,540,000	5,733,307
First Data Corp 7.000% due 12/01/23 ~	5,060,000	5,401,550
Intel Corp
3.700% due 07/29/25	890,000	938,512
4.900% due 07/29/45	670,000	749,826
Microsoft Corp
2.400% due 08/08/26	7,310,000	6,907,847
3.450% due 08/08/36	150,000	142,606
National Semiconductor Corp 6.600% due 06/15/17	380,000	389,457
Oracle Corp 1.200% due 10/15/17	4,990,000	4,991,492

		34,688,019

	Principal Amount	Value
Utilities - 1.2%

AES Corp
4.875% due 05/15/23	$1,170,000	$1,161,459
5.500% due 03/15/24	30,000	30,675
5.500% due 04/15/25	330,000	331,650
7.375% due 07/01/21	1,130,000	1,264,357
Berkshire Hathaway Energy Co
6.125% due 04/01/36	601,000	751,725
6.500% due 09/15/37	1,200,000	1,564,483
Duke Energy Corp 3.550% due 09/15/21	1,350,000	1,397,644
FirstEnergy Corp
2.750% due 03/15/18	1,070,000	1,079,885
4.250% due 03/15/23	4,980,000	5,150,112
7.375% due 11/15/31	12,550,000	16,186,300
Majapahit Holding BV (Indonesia) 7.750% due 01/20/20 ~	640,000	720,000
Pacific Gas & Electric Co
6.050% due 03/01/34	7,602,000	9,527,313
8.250% due 10/15/18	930,000	1,032,664
PacifiCorp 5.650% due 07/15/18	1,860,000	1,971,247
Virginia Electric & Power Co 6.350% due 11/30/37	2,130,000	2,747,783

		44,917,297

Total Corporate Bonds & Notes (Cost $1,205,049,763)		1,235,348,153

SENIOR LOAN NOTES - 3.9%

Communications - 0.8%

Ancestry.com Operations Inc (1st Lien) 5.250% due 10/19/23 §	1,000,000	1,008,300
CBS Radio Inc Term B 4.500% due 10/17/23 §	452,830	458,488
Charter Communications Operating LLC Term I 3.005% due 01/15/24 § ∞	4,111,604	4,147,581
CSC Holdings LLC 3.876% due 10/11/24 §	824,017	834,189
Intelsat Jackson Holdings SA Term B2 (Luxembourg) 3.750% due 06/30/19 §	2,898,513	2,811,039
Level 3 Financing Inc Term B2 3.500% due 05/31/22 § ∞	4,500,000	4,547,344
T-Mobile USA Inc Term B 3.520% due 11/09/22 §	3,584,012	3,629,454
Univision Communications Inc
Term C3
4.000% due 03/01/20 §	844,065	848,747
Term C4
4.000% due 03/01/20 §	4,296,496	4,321,858
UPC Financing Partnership Term AN 4.080% due 08/31/24 §	3,590,000	3,630,836
Virgin Media Investment Holdings Ltd Term I (United Kingdom) due 01/31/25 ∞	3,609,388	3,630,442
Ziggo Financing Partnership
Term B1
3.500% due 01/15/22 §	972,540	977,750
Term B2A
3.500% due 01/15/22 §	576,362	579,449
Term B3
3.701% due 01/15/22 §	179,092	180,051

		31,605,528

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Consumer, Cyclical - 1.3%

Academy Ltd Term B 5.000% due 07/01/22 §	$2,781,314	$2,578,676
American Airlines Inc 3.256% due 06/27/20 §	3,241,872	3,262,387
American Builders & Contractors Supply Co Term B 3.520% due 10/31/23 §	4,011,299	4,056,069
Aramark Services Inc Term F 3.498% due 02/24/21 §	2,013,075	2,034,464
Aristocrat Technologies Inc Term B 3.631% due 10/20/21 § ∞	1,896,619	1,918,905
Boyd Gaming Corp Term B2 3.756% due 09/15/23 § ∞	3,805,463	3,848,274
CCM Merger Inc Term B 4.020% due 08/08/21 §	1,150,196	1,155,947
CWGS Group LLC 4.500% due 11/08/23 §	1,500,000	1,514,532
Dollar Tree Inc Term B3 3.250% due 07/06/22 §	1,066,779	1,077,892
Hilton Worldwide Finance LLC
Term B1
3.500% due 10/26/20 §	143,319	144,693
Term B2
3.256% due 10/25/23 §	3,542,460	3,587,690
Landry’s Inc Term B 4.000% due 10/04/23 §	500,000	506,125
Lions Gate Entertainment Corp (1st Lien) (Canada) 3.750% due 12/08/23 § ∞	2,945,000	2,966,610
Michaels Stores Inc Term B1 3.750% due 01/27/23 §	3,512,340	3,552,483
New Red Finance Term B2 (Canada) 3.750% due 12/10/21 §	3,900,091	3,938,280
Party City Holdings Inc 4.210% due 08/19/22 §	3,184,510	3,210,135
Petco Animal Supplies Inc Term B1 5.000% due 01/26/23 § ∞	3,864,073	3,898,687
PetSmart Inc Term B2 4.000% due 03/11/22 §	4,274,105	4,295,232
Station Casinos LLC Term B 3.750% due 06/08/23 §	497,500	504,067
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	2,620,590	2,293,016

		50,344,164

Consumer, Non-Cyclical - 0.8%

Air Medical Group Holdings Inc Term B 4.250% due 04/28/22 §	2,741,583	2,737,471
Albertsons LLC Term B6 4.061% due 06/22/23 § ∞	3,590,000	3,646,736
Brickman Group Ltd LLC (1st Lien) 4.000% due 12/18/20 §	1,110,025	1,113,890
DPx Holdings BV (Netherlands) 4.250% due 03/11/21 §	3,084,635	3,109,376
Jaguar Holding Co II Term B 4.250% due 08/18/22 §	4,525,178	4,576,087
Keurig Green Mountain Inc Term B 5.294% due 03/03/23 §	1,482,983	1,508,614
MPH Acquisition Holdings LLC Term B 5.000% due 06/07/23 §	3,807,015	3,880,437
Prime Security Services Borrower LLC (1st Lien) due 05/02/22 ∞	3,860,000	3,923,933
Select Medical Corp Series F Term B 6.001% due 03/03/21 §	3,538,263	3,609,028

	Principal Amount	Value
Trans Union LLC Term B2 3.520% due 04/09/21 §	$778,003	$784,464
Valeant Pharmaceuticals International Inc Series F1 Term B (Canada) 5.500% due 04/01/22 §	2,584,187	2,590,164

		31,480,200

Energy - 0.1%

Murray Energy Corp Term B2 8.250% due 04/16/20 §	3,211,912	3,077,413

Financial - 0.1%

Flying Fortress Inc 3.248% due 04/30/20 §	1,232,000	1,241,240
MGM Growth Properties Operating Partnership LP Term B 3.520% due 04/25/23 §	478,794	483,058
Windsor Financing LLC Term B 6.250% due 12/05/17 §	792,113	790,133

		2,514,431

Industrial - 0.4%

BE Aerospace Inc Term B 3.893% due 12/16/21 §	1,493,021	1,502,576
Berry Plastics Group Inc Term H 3.750% due 10/01/22 §	3,861,948	3,902,016
Gardner Denver Inc 4.568% due 07/30/20 §	1,759,553	1,744,157
Reynolds Group Holdings Inc 4.250% due 02/05/23 § ∞	4,668,416	4,725,179
XPO Logistics Inc Term B2 4.250% due 10/30/21 §	1,441,292	1,461,470

		13,335,398

Technology - 0.1%

First Data Corp
3.756% due 03/24/21 § ∞	3,091,472	3,125,608
3.756% due 07/10/22 §	932,953	944,382

		4,069,990

Utilities - 0.3%

Energy Future Intermediate Holding Co LLC 4.250% due 06/30/17 §	10,700,000	10,782,925
NRG Energy Inc Term B 3.520% due 06/30/23 §	2,043,937	2,067,571

		12,850,496

Total Senior Loan Notes (Cost $149,045,841)		149,277,620

MORTGAGE-BACKED SECURITIES - 33.2%

Collateralized Mortgage Obligations - Commercial - 6.2%

Banc of America Commercial Mortgage Trust 5.648% due 04/10/49 §	3,030,000	2,892,452
Bank of America Merrill Lynch Large Commercial Mortgage Securities Trust 3.218% due 04/14/33 ~	150,000	150,722
Bayview Commercial Asset Trust 1.026% due 12/25/36 § ~	2,971,837	2,540,702
BBCCRE Trust 4.715% due 08/10/33 § ~	9,930,000	8,523,038
CD Commercial Mortgage Trust 5.398% due 12/11/49 §	1,694,923	1,477,549
CD Mortgage Trust
5.463% due 01/15/46 §	1,987,911	1,553,553
5.688% due 10/15/48	840,000	468,300
CGRBS Commercial Mortgage Trust 3.369% due 03/13/35 ~	160,000	163,771

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Citigroup Commercial Mortgage Trust
2.110% due 01/12/30 ~	$1,322,491	$1,325,141
4.017% due 10/10/47	2,610,000	2,710,028
5.482% due 10/15/49	1,140,394	1,070,573
6.136% due 12/10/49 §	680,000	465,800
Commercial Mortgage Pass-Through Certificates 2.822% due 10/15/45	290,000	293,618
Commercial Mortgage Pass-Through Certificates (IO) 2.076% due 10/15/45 §	32,000,118	2,435,164
Commercial Mortgage Trust
2.987% due 04/12/35 § ~	880,000	877,759
4.300% due 10/10/46	510,000	541,219
4.762% due 10/10/46 §	450,000	484,118
4.855% due 08/15/45 § ~	2,390,000	2,265,936
5.083% due 10/10/46 § ~	510,000	361,434
5.083% due 10/10/46 §	220,000	227,942
Core Industrial Trust 3.849% due 02/10/34 § ~	3,770,000	3,428,157
Credit Suisse Commercial Mortgage Trust
5.373% due 12/15/39	6,182,339	5,922,056
5.869% due 09/15/40 §	1,710,000	1,612,782
6.173% due 06/15/38 §	1,974,489	1,213,585
Credit Suisse European Mortgage Capital (Ireland)
3.007% due 12/03/20 § ~	GBP 6,528,765	7,945,473
4.273% due 12/03/20 § ~	2,149,956	2,616,485
Credit Suisse Mortgage Trust
3.881% due 11/15/37 ~	$780,000	818,166
3.953% due 09/15/37 ~	2,230,000	2,278,389
4.373% due 09/15/37 ~	3,800,000	3,204,038
4.527% due 09/15/38 § ~	8,000,000	7,732,597
5.204% due 03/15/17 § ~	3,810,000	3,736,918
6.440% due 08/15/22 § ~	4,000,000	3,860,212
CSAIL Commercial Mortgage Trust 3.500% due 11/15/48 ~	3,400,000	1,942,482
EQTY Mortgage Trust 2.999% due 05/08/31 § ~	2,800,000	2,772,932
Fannie Mae - Aces 2.711% due 06/25/25 §	1,050,000	1,038,045
Fannie Mae - Aces (IO)
0.383% due 10/25/24 §	118,512,548	2,891,943
4.183% due 02/25/17 §	3,108,444	8,885
Freddie Mac Multifamily Structured Pass-Through Certificates 2.356% due 08/25/22	3,510,000	3,482,856
Freddie Mac Multifamily Structured Pass-Through Certificates (IO)
1.125% due 04/25/20 §	16,842,189	440,583
1.321% due 06/25/21 §	10,167,268	457,143
1.540% due 10/25/21 §	1,373,714	83,164
1.614% due 07/25/21 §	6,346,390	387,905
1.621% due 06/25/20 §	640,967	26,119
FREMF Mortgage Trust (IO) 0.200% due 05/25/45 ~	59,721,191	499,353
GE Commercial Mortgage Corp Trust 5.677% due 12/10/49 §	7,220,000	4,632,164
GMAC Commercial Mortgage Securities Inc Trust 5.349% due 11/10/45 §	550,000	481,351
Government National Mortgage Association (IO)
0.521% due 01/16/53 §	92,369,979	3,636,772
0.791% due 06/16/55 §	7,388,270	299,716
0.907% due 11/16/55 §	37,642,266	1,937,188
GS Mortgage Securities Corp II
3.777% due 05/10/50 §	4,590,000	4,673,140
4.014% due 05/10/50 §	4,100,000	4,017,311

	Principal Amount	Value
GS Mortgage Securities Trust
4.570% due 11/10/48 § ~	$3,400,000	$2,039,699
4.765% due 08/10/46 § ~	730,000	515,584
5.161% due 11/10/46 §	1,070,000	1,176,396
5.622% due 11/10/39	2,620,000	2,262,898
5.793% due 08/10/45 §	12,985,000	12,837,154
GS Mortgage Securities Trust (IO) 1.369% due 08/10/44 § ~	3,524,861	175,008
Hyatt Hotel Portfolio Trust 6.929% due 11/15/19 § ~	6,720,000	6,821,023
JP Morgan Chase Commercial Mortgage Securities Trust
4.004% due 08/15/27 § ~	720,000	719,432
5.411% due 05/15/47	7,530,000	5,384,665
5.438% due 01/15/49 ~	10,060,000	3,977,661
5.502% due 06/12/47 §	7,425,000	6,164,142
5.503% due 01/15/49 §	6,940,000	2,743,963
5.713% due 02/12/49 §	1,560,000	1,271,010
6.039% due 02/15/51 §	270,000	248,075
6.929% due 10/15/19 § ~	1,900,000	1,913,873
JPMBB Commercial Mortgage Securities Trust
3.914% due 11/15/47 §	2,960,000	3,071,449
4.425% due 11/15/47 §	4,295,000	4,281,472
4.618% due 08/15/48 §	3,370,000	3,334,652
4.887% due 01/15/47 §	510,000	554,222
5.046% due 11/15/45 §	950,000	1,000,621
LSTAR Commercial Mortgage Trust 2.729% due 04/20/48 § ~	10,531,794	10,533,330
ML-CFC Commercial Mortgage Trust
5.450% due 08/12/48 § ~	500,000	431,081
5.450% due 08/12/48 §	4,340,000	3,739,882
6.177% due 09/12/49 §	3,530,000	2,528,142
Morgan Stanley Bank of America Merrill Lynch Trust
3.214% due 02/15/46	404,000	406,290
3.720% due 12/15/49	3,710,000	3,806,755
Morgan Stanley Capital I Trust 5.438% due 03/15/44	5,172,984	4,635,676
Motel 6 Trust 5.000% due 02/05/30 ~	8,250,000	7,980,785
Waterfall Commercial Mortgage Trust 4.104% due 09/14/22 § ~	14,621,685	14,302,919
Wells Fargo Commercial Mortgage Trust
3.250% due 02/15/48 ~	5,670,000	3,287,540
3.500% due 07/15/46 ~	620,000	401,405
3.848% due 05/15/48 §	3,700,000	3,488,545
4.104% due 05/15/48 §	4,325,000	3,449,885
WFRBS Commercial Mortgage Trust
3.997% due 06/15/46 § ~	1,750,000	1,548,786
4.204% due 11/15/47 §	3,830,000	3,942,012
4.723% due 03/15/47 §	340,000	363,143
WFRBS Commercial Mortgage Trust (IO)
1.235% due 03/15/47 §	10,830,923	623,958
1.500% due 06/15/45 § ~	2,963,850	179,019

		235,048,881

Collateralized Mortgage Obligations - Residential - 9.9%

Adjustable Rate Mortgage Trust
1.256% due 03/25/36 §	632,215	355,218
3.020% due 10/25/35 §	7,388,247	6,677,863
Alternative Loan Trust
6.000% due 03/25/27	173,138	167,283
6.000% due 05/25/36	4,593,677	3,616,839
6.500% due 09/25/34	397,252	394,896
6.500% due 09/25/36	2,255,632	1,899,939
15.277% due 06/25/35 §	6,232,051	7,665,094
25.576% due 07/25/36 §	1,726,057	2,235,966
BCAP LLC Trust 0.992% due 03/28/37 § ~	8,193,768	7,895,210

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.822% due 07/25/36 § ~	$97,135	$88,248
0.936% due 08/25/47 § ~	648,255	421,432
0.956% due 01/25/36 § ~	9,499	8,163
1.046% due 10/25/35 § ~	27,864	24,995
1.056% due 08/25/35 § ~	11,622	10,528
Citigroup Mortgage Loan Trust
2.910% due 02/25/36 § ~	513,279	510,494
3.122% due 04/25/37 §	1,637,184	1,419,966
6.500% due 10/25/36 ~	2,520,647	1,896,212
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/35	1,892,530	1,825,887
5.750% due 02/25/37	8,122,161	7,106,405
Credit Suisse Mortgage Trust
0.784% due 06/27/46 § ~	20,626,542	10,345,820
2.994% due 01/27/36 § ~	12,872,873	8,505,057
Fannie Mae
1.106% due 05/25/34 §	703,199	702,392
4.000% due 04/25/40 - 07/25/40	37,500,000	39,311,649
5.500% due 04/25/42	5,228,814	5,808,036
6.000% due 05/25/42	1,906,523	2,161,940
6.500% due 06/25/39 - 07/25/42	4,330,588	4,920,166
7.000% due 05/25/42	825,743	947,694
Fannie Mae (IO)
1.649% due 10/25/35	713,593	33,263
1.810% due 08/25/55 §	2,550,815	167,096
1.845% due 04/25/36	497,526	34,107
2.133% due 08/25/44 §	13,837,738	958,202
3.000% due 11/25/26 - 09/25/32	19,551,735	1,876,944
3.500% due 07/25/28 - 11/25/41	5,354,387	830,303
4.000% due 11/25/41	4,597,154	945,234
4.500% due 11/25/39	647,112	131,252
5.000% due 01/25/38 - 01/25/39	1,419,694	272,084
5.000% due 01/25/39 §	364,635	70,843
5.394% due 09/25/41 - 08/25/45 §	17,179,729	3,075,885
5.500% due 01/25/39 §	357,370	63,896
5.724% due 04/25/40 §	1,045,459	216,429
5.844% due 07/25/42 §	855,404	167,967
5.894% due 02/25/41 - 03/25/42 §	3,315,022	562,387
6.000% due 01/25/38 - 07/25/38	1,645,660	365,350
13.514% due 07/25/36	628,387	52,538
13.538% due 12/25/36	2,160,292	170,537
16.011% due 12/25/36	1,331,853	68,333
Fannie Mae (PO)
0.514% due 03/25/42	208,650	183,338
0.515% due 03/25/42	125,190	109,972
Fannie Mae Connecticut Avenue Securities
3.756% due 07/25/24 §	23,450,000	23,537,309
5.756% due 11/25/24 §	6,030,000	6,539,852
6.006% due 10/25/23 §	8,270,000	9,124,417
Freddie Mac
1.704% due 02/15/32 §	102,807	105,395
3.500% due 10/15/37	2,700,000	2,763,201
4.000% due 12/15/39	10,346,417	10,865,621
5.000% due 02/15/30 - 03/15/35	17,498,729	19,034,322
5.500% due 07/15/34	9,603,627	10,666,344
6.000% due 05/15/36	3,379,109	3,795,917
Freddie Mac (IO)
0.250% due 01/15/38 §	254,205	2,841
2.110% due 04/15/41 §	3,708,225	222,770
3.000% due 09/15/31 - 12/15/31	4,464,938	459,404
3.500% due 06/15/27 - 04/15/43	8,448,759	1,010,482
4.000% due 04/15/43	1,266,005	204,902
5.246% due 10/15/41 §	2,786,723	467,566
5.296% due 05/15/44 §	9,732,764	1,782,600
5.326% due 09/15/37 §	1,929,162	300,502
5.346% due 08/15/39 - 07/15/42 §	2,371,766	366,353
5.496% due 05/15/39 §	1,605,843	219,775

	Principal Amount	Value
5.526% due 01/15/40 §	$409,464	$73,181
5.546% due 09/15/42 §	1,655,817	287,716
5.586% due 11/15/36 §	741,578	111,619
Freddie Mac Structured Agency Credit Risk Debt Notes
5.256% due 02/25/24 §	3,590,000	3,920,093
5.506% due 10/25/24 §	9,520,000	10,343,029
10.106% due 04/25/28 §	5,879,304	6,372,358
Government National Mortgage Association
0.880% due 08/20/58 §	18,752,055	18,568,058
1.030% due 03/20/61 §	2,619,666	2,608,684
1.606% due 05/20/60 §	649,987	656,948
4.500% due 10/20/39	12,276,334	12,988,543
5.000% due 07/20/39	3,000,000	3,295,140
Government National Mortgage Association (IO)
1.532% due 11/20/42 §	533,125	24,890
3.500% due 04/20/27 - 05/20/43	7,154,514	788,699
4.000% due 04/16/45	2,317,730	480,103
4.861% due 08/20/44 §	3,016,269	455,861
5.000% due 10/20/44	13,480,666	2,930,095
5.393% due 08/16/42 §	1,624,514	261,567
5.443% due 06/16/43 §	3,495,872	468,648
5.493% due 10/16/42 §	2,107,624	397,346
5.741% due 04/20/40 §	277,670	42,982
5.761% due 03/20/39 §	434,640	40,899
5.811% due 06/20/40 §	3,927,014	777,396
5.893% due 04/16/42 §	3,964,083	925,073
5.911% due 01/20/40 §	393,396	58,009
GSMPS Mortgage Loan Trust 1.106% due 03/25/35 § ~	1,208,448	1,077,568
GSMSC Resecuritization Trust 1.194% due 11/26/37 § ~	13,880,000	8,642,329
GSR Mortgage Loan Trust 3.068% due 07/25/35 §	554,996	520,751
GSR Mortgage Loan Trust (IO) 5.794% due 10/25/36 §	1,446,264	239,297
Impac CMB Trust 1.276% due 11/25/35 §	3,507,700	2,877,834
IndyMac IMSC Mortgage Loan Trust 0.936% due 07/25/47 §	8,641,566	5,532,578
IndyMac INDX Mortgage Loan Trust 1.016% due 06/25/35 §	2,428,991	2,064,582
JP Morgan Mortgage Trust 3.248% due 08/25/35 §	1,520,535	1,496,982
Lehman Mortgage Trust
1.506% due 12/25/35 §	7,109,028	5,082,969
6.000% due 05/25/37	572,813	560,852
MASTR Adjustable Rate Mortgages Trust 3.034% due 04/21/34 §	1,810,721	1,861,702
MASTR Reperforming Loan Trust 7.000% due 08/25/34 ~	1,767,866	1,781,207
Merrill Lynch Mortgage Investors Trust 2.830% due 06/25/35 §	2,836,860	2,780,580
Morgan Stanley Mortgage Loan Trust
2.936% due 07/25/35 §	1,834,776	1,505,794
3.139% due 07/25/34 §	708,457	698,161
Morgan Stanley Resecuritization Trust
1.251% due 12/26/46 § ~	27,593,980	16,875,733
1.311% due 04/26/47 § ~	4,379,000	3,848,555
NAAC Reperforming Loan REMIC Trust Certificates 6.500% due 02/25/35 ~	2,404,349	2,360,954
Nomura Resecuritization Trust 1.541% due 08/26/46 § ~	5,855,041	3,811,698
RAAC Trust 6.000% due 09/25/34	33,940	34,028
RBSSP Resecuritization Trust 3.516% due 12/26/35 § ~	419,482	420,538

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Residential Asset Securitization Trust
1.256% due 07/25/36 §	$701,595	$477,481
6.000% due 08/25/36	1,487,955	1,318,205
Structured Adjustable Rate Mortgage Loan Trust
3.092% due 08/25/36 §	8,478,299	6,736,267
3.180% due 05/25/36 §	2,999,628	2,395,158
WaMu Mortgage Pass-Through Certificates Trust
1.156% due 12/25/45 §	7,113,649	4,044,128
2.224% due 10/25/36 §	1,633,733	1,388,693
2.783% due 09/25/33 §	265,083	268,848
4.341% due 07/25/37 §	4,428,138	4,075,067
Washington Mutual Mortgage Pass-Through Certificates Trust
1.267% due 01/25/47 §	8,278,581	6,035,349
6.000% due 07/25/36	870,596	710,545
Wells Fargo Mortgage Loan Trust 3.148% due 08/27/35 ~	1,398,996	1,403,403
Wells Fargo Mortgage-Backed Securities Trust 6.000% due 08/25/37	1,338,865	1,317,644

		379,871,342

Fannie Mae - 10.1%

2.500% due 01/01/28 - 01/01/32	11,068,906	11,088,206
2.810% due 04/01/25	120,000	119,193
3.000% due 01/01/32 - 01/01/47	124,783,380	124,311,932
3.500% due 09/01/42 - 01/01/47	81,495,831	83,588,716
4.000% due 10/01/42 - 01/01/47	69,809,777	73,526,930
4.500% due 04/01/23 - 01/01/45	55,183,723	59,737,392
5.000% due 07/01/33 - 01/01/47	22,688,714	24,867,773
5.500% due 04/01/37 - 11/01/38	2,816,737	3,143,208
6.000% due 04/01/33 - 08/01/37	716,009	823,711
6.500% due 05/01/40	3,474,369	3,933,868
7.000% due 02/01/39	1,776,913	2,046,681

		387,187,610

Freddie Mac - 3.6%

3.000% due 01/01/47	26,500,000	26,298,020
3.500% due 01/01/32 - 01/01/47	52,811,719	54,186,049
4.000% due 10/01/25 - 04/01/43	11,536,282	12,162,701
4.500% due 12/01/43 - 11/01/44	21,506,759	23,528,539
5.000% due 12/01/35 - 11/01/41	8,375,159	9,142,399
5.500% due 08/01/37 - 12/01/38	2,367,200	2,643,419
6.000% due 10/01/36 - 11/01/39	6,001,513	6,824,567
6.500% due 09/01/39	1,104,607	1,253,039
7.000% due 03/01/39	531,660	631,747

		136,670,480

Government National Mortgage Association - 3.4%

1.147% due 08/20/60 §	872,743	873,895
3.000% due 01/01/47	67,000,000	67,795,834
3.500% due 01/01/47	15,100,000	15,688,800
4.500% due 01/20/40 - 07/20/41	17,750,408	19,136,335
5.000% due 01/15/40 - 11/20/40	15,160,674	16,685,499
5.500% due 06/15/36	564,591	638,139
6.000% due 06/20/35 - 03/20/42	8,411,310	9,541,529
6.500% due 10/20/37	914,539	1,052,317

		131,412,348

Total Mortgage-Backed Securities (Cost $1,279,653,036)		1,270,190,661

ASSET-BACKED SECURITIES - 3.3%

ACE Securities Corp Home Equity Loan Trust 1.536% due 04/25/34 §	1,742,722	1,638,648
Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Certificates 1.851% due 09/25/34 §	14,391,866	9,557,824

	Principal Amount	Value
Asset-Backed Pass-Through Certificates 1.446% due 04/25/34 §	$1,001,214	$993,435
Bear Stearns Asset-Backed Securities Trust 1.154% due 09/25/34 §	334,133	331,648
Citigroup Mortgage Loan Trust 0.826% due 05/25/37 §	330,309	243,201
Citigroup Mortgage Loan Trust Inc 0.906% due 08/25/36 §	220,062	215,645
Community Funding Ltd CLO (Cayman) 5.750% due 11/01/27 § ~	9,180,000	8,589,570
Countrywide Home Equity Loan Trust 0.854% due 11/15/36 §	159,241	131,885
Credit-Based Asset Servicing & Securitization LLC 1.536% due 07/25/33 §	1,076,350	1,000,067
Greenpoint Manufactured Housing
3.137% due 03/18/29 §	1,325,000	1,259,514
3.817% due 06/19/29 §	350,000	320,846
4.066% due 02/20/30 §	425,000	383,430
7.270% due 06/15/29	3,008,543	3,001,463
HERO Funding Trust 3.990% due 09/21/40 ~	8,150,479	8,179,577
Hertz Vehicle Financing II LP 2.730% due 03/25/21 ~	3,750,000	3,723,691
JGWPT XXXIII LLC 3.500% due 06/15/77 ~	7,059,467	6,748,481
KeyCorp Student Loan Trust ‘A’ 1.126% due 10/27/42 §	8,815,574	8,163,180
Manufactured Housing Contract Trust Pass-Through Certificates
4.037% due 02/20/32 §	625,000	569,096
4.038% due 03/13/32 §	1,450,000	1,315,120
National Collegiate Student Loan Trust
1.026% due 03/26/29 §	8,799,231	8,428,996
1.442% due 03/25/38 §	20,169,466	11,504,278
Origen Manufactured Housing Contract Trust
2.291% due 04/15/37 §	6,844,455	6,118,905
2.379% due 10/15/37 §	11,530,491	10,447,523
RAMP Trust
1.026% due 10/25/36 §	4,182,000	3,740,751
1.166% due 11/25/35 §	826,534	822,551
Saxon Asset Securities Trust 1.274% due 05/25/35 §	1,957,716	1,895,081
SLM Student Loan EDC Repackaging Trust 3.500% due 10/28/29 ~	3,832,182	3,744,637
SLM Student Loan Trust
1.632% due 10/27/70 §	4,245,000	3,469,519
2.582% due 07/25/23 §	7,928,077	7,979,061

	Shares
SoFi Professional Loan Program LLC 0.000% due 08/25/36 ~	13	7,637,500

	Principal Amount
Structured Asset Investment Loan Trust 1.756% due 10/25/33 §	$2,420,635	2,366,955
United States Small Business Administration
2.820% due 09/01/35	1,345,457	1,345,948
2.980% due 06/01/35	468,481	472,347

Total Asset-Backed Securities (Cost $125,637,338)		126,340,373

U.S. GOVERNMENT AGENCY ISSUES - 1.8%

Fannie Mae
1.920% due 10/09/19	22,680,000	21,515,087
6.625% due 11/15/30	15,850,000	22,041,596

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Financing Corp Strips
1.205% due 11/02/18	$12,210,000	$11,944,030
1.359% due 12/06/18	5,350,000	5,212,307
Tennessee Valley Authority 5.250% due 09/15/39	6,320,000	7,940,758

Total U.S. Government Agency Issues (Cost $67,079,507)		68,653,778

U.S. TREASURY OBLIGATIONS - 18.4%

U.S. Treasury Bonds - 9.3%

2.250% due 08/15/46	49,690,000	41,675,550
2.500% due 02/15/46	14,560,000	12,909,886
2.875% due 05/15/43	34,320,000	33,087,809
2.875% due 11/15/46	16,300,000	15,701,301
3.000% due 11/15/44	14,080,000	13,881,190
3.000% due 05/15/45	37,435,000	36,853,709
3.000% due 11/15/45	72,685,000	71,540,357
3.375% due 05/15/44	121,790,000	128,901,562

		354,551,364

U.S. Treasury Inflation Protected Securities - 3.6%

0.125% due 04/15/21 ^	29,800,894	29,988,699
0.125% due 07/15/26 ^	40,851,094	39,520,125
0.625% due 02/15/43 ^	20,837,955	19,109,780
0.750% due 02/15/42 ^	12,708,511	12,050,642
0.750% due 02/15/45 ^	7,934,768	7,476,979
1.375% due 02/15/44 ^	3,650,803	3,989,163
2.125% due 02/15/40 ^	4,909,557	6,088,336
2.125% due 02/15/41 ^	2,858,816	3,563,426
2.375% due 01/15/25 ^	12,400,325	14,245,952

		136,033,102

U.S. Treasury Notes - 5.5%

0.625% due 11/30/17	2,000,000	1,995,502
1.125% due 06/30/21	450,000	435,189
1.125% due 09/30/21	2,880,000	2,775,352
1.250% due 07/31/23	33,230,000	31,249,791
1.375% due 09/30/20	490,000	484,164
1.375% due 05/31/21	2,250,000	2,203,567
1.375% due 06/30/23	8,260,000	7,838,129
1.375% due 08/31/23	2,570,000	2,432,083
1.375% due 09/30/23	6,330,000	5,987,294
1.500% due 02/28/23	60,000	57,651
1.500% due 08/15/26	2,410,000	2,213,052
1.625% due 06/30/20	4,890,000	4,889,883
1.625% due 05/15/26	34,070,000	31,726,325
2.000% due 11/15/26	3,360,000	3,228,043
2.125% due 11/30/23	87,150,000	86,476,940
2.250% due 12/31/23	27,230,000	27,212,437
2.625% due 11/15/20	100,000	103,297

		211,308,699

Total U.S. Treasury Obligations (Cost $728,893,677)		701,893,165

FOREIGN GOVERNMENT BONDS & NOTES - 6.8%

Argentine Republic Government (Argentina)
6.875% due 04/22/21 ~	2,540,000	2,711,450
7.125% due 07/06/36 ~	1,240,000	1,182,650
7.500% due 04/22/26 ~	1,680,000	1,768,200
7.625% due 04/22/46 ~	1,850,000	1,854,625
Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/17	BRL 3,616,000	1,111,009
10.000% due 01/01/21	72,399,000	21,477,658
10.000% due 01/01/23	44,945,000	13,026,869

	Principal Amount	Value
Brazilian Government (Brazil)
2.625% due 01/05/23	$660,000	$589,050
5.000% due 01/27/45	3,450,000	2,815,890
5.625% due 01/07/41	7,690,000	6,880,243
China Government (China)
3.310% due 11/30/25 ~	CNY 77,500,000	10,785,208
3.380% due 11/21/24 ~	17,000,000	2,389,075
3.390% due 05/21/25 ~	20,500,000	2,870,059
Colombia Government (Colombia) 5.625% due 02/26/44	$5,130,000	5,309,550
Indonesia Government (Indonesia)
3.750% due 04/25/22 ~	1,490,000	1,499,301
4.875% due 05/05/21 ~	6,730,000	7,141,277
5.375% due 10/17/23 ~	400,000	434,353
5.875% due 03/13/20 ~	260,000	284,355
5.875% due 01/15/24 ~	973,000	1,075,947
Japanese Government CPI Linked (Japan) 0.100% due 03/10/26 ^ ~	JPY 1,874,721,030	17,123,120
Mexican Bonos (Mexico)
6.500% due 06/09/22	MXN 734,481,300	34,246,752
7.750% due 11/23/34	171,270,000	8,209,111
7.750% due 11/13/42	799,027,500	38,049,461
10.000% due 12/05/24	109,240,000	6,106,788
Mexico Government (Mexico) 5.550% due 01/21/45	$13,380,000	13,731,225
Peruvian Government (Peru)
5.625% due 11/18/50	3,870,000	4,392,450
6.550% due 03/14/37	580,000	731,090
Portugal Government (Portugal) 5.125% due 10/15/24 ~	5,320,000	5,174,381
Republic of Poland Government (Poland)
2.000% due 04/25/21	PLN 2,890,000	668,796
2.500% due 07/25/26	8,770,000	1,907,661
3.250% due 07/25/25	45,640,000	10,711,191
4.000% due 01/22/24	$11,420,000	11,706,973
Russian Federal (Russia)
7.050% due 01/19/28	RUB 1,179,570,000	17,650,882
8.150% due 02/03/27	245,510,000	4,001,131

Total Foreign Government Bonds & Notes (Cost $310,987,781)		259,617,781

MUNICIPAL BONDS - 0.1%

Northstar Education Finance Inc DE 2.223% due 01/29/46 §	$2,500,000	2,252,662

Total Municipal Bonds (Cost $2,103,779)		2,252,662

PURCHASED OPTIONS - 0.1%
(See Note (d) in Notes to Schedule of Investments) (Cost $700,117)		2,079,220

SHORT-TERM INVESTMENTS - 7.8%

Repurchase Agreements - 7.8%

Bank of America Corp 0.500% due 01/03/17 (Dated 12/30/16, repurchase price of $50,002,778; collateralized by U.S. Treasury Bonds: 3.000% due 05/15/45 and value $51,172,744)	50,000,000	50,000,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $249,724,338; collateralized by U.S. Treasury Notes: 2.375% - 2.500% due 05/15/24 - 08/15/24 and value $254,718,031)	$249,723,506	$249,723,506

		299,723,506

Total Short-Term Investments (Cost $299,723,506)		299,723,506

TOTAL INVESTMENTS - 107.8% (Cost $4,174,151,653)		4,120,752,078

OTHER ASSETS & LIABILITIES, NET - (7.8%)		(297,893,631)

NET ASSETS - 100.0%		$3,822,858,447

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	33.2%
Corporate Bonds & Notes	32.3%
U.S. Treasury Obligations	18.4%
Short-Term Investments	7.8%
Foreign Government Bonds & Notes	6.8%
Senior Loan Notes	3.9%
Asset-Backed Securities	3.3%
Others (each less than 3.0%)	2.1%

	107.8%
Other Assets & Liabilities, Net	(7.8%	)

	100.0%

(b)	Open futures contracts outstanding as of December 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
CAD FX (03/17)	490	($871,343)
EUR FX (03/17)	92	(88,849)
Euro-Bobl (03/17)	251	269,064
Euro-BTP (03/17)	587	1,210,802
Eurodollar (06/17)	317	(57,880)
Eurodollar (03/18)	1,205	(1,024,941)
Eurodollar (12/18)	226	(432,960)
GBP FX (03/17)	23	(49,518)
MXN FX (03/17)	1,565	(574,724)
U.S. Treasury 2-Year Notes (03/17)	1,097	(226,394)
U.S. Treasury 5-Year Notes (03/17)	13,544	(2,616,497)
U.S. Treasury 10-Year Notes (03/17)	1,289	(56,861)
U.S. Treasury Ultra Long Bonds (03/17)	170	(207,456)

		(4,727,557)

Short Futures Outstanding
AUD FX (03/17)	303	422,910
Euro-Bund (01/17)	65	8,087
Euro-Bund (03/17)	865	(2,090,929)
Euro-Buxl (03/17)	30	(88,812)
Eurodollar (03/17)	4,220	55,123
Japanese Government 10-Year Bonds (03/17)	81	13,307
JPY FX (03/17)	584	785,077
U.S. Treasury Ultra 10-Year Notes (03/17)	733	442,102
U.S. Treasury Long Bonds (03/17)	563	(926,267)

		(1,379,402)

Total Futures Contracts		($6,106,959)

(c)	Forward foreign currency contracts outstanding as of December 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
EUR	6,171,342	USD	6,926,838	01/17	CIT	($424,637)
GBP	10,890,000	USD	13,531,261	01/17	BRC	(104,007)
GBP	4,727,000	USD	5,890,754	01/17	CIT	(62,414)
IDR	237,071,530,000	USD	17,973,581	01/17	CIT	(446,732)
INR	348,690,000	USD	5,162,273	01/17	CIT	(37,667)
JPY	7,528,045,000	USD	72,916,571	01/17	CIT	(8,441,846)
MXN	178,548,273	USD	8,877,919	01/17	BRC	(284,468)
MXN	106,400,000	USD	5,194,552	01/17	GSC	(73,566)
MXN	166,189,000	USD	8,675,332	01/17	JPM	(676,728)
PLN	54,320,000	USD	13,910,026	01/17	CIT	(933,233)
USD	13,647,953	BRL	45,338,500	01/17	CIT	(218,287)
USD	25,919,338	CAD	34,100,000	01/17	CIT	516,270
USD	34,351,807	CNY	231,410,949	01/17	BRC	1,284,016
USD	20,227,333	CNY	137,680,000	01/17	CIT	553,356
USD	4,711,238	CNY	32,096,861	02/17	BOA	157,765
USD	20,030,054	EUR	18,100,000	01/17	CIT	959,676
USD	2,235,374	EUR	2,005,081	02/17	BOA	120,560
USD	19,810,654	EUR	17,922,834	02/17	CIT	906,946
USD	10,786,007	GBP	8,733,750	02/17	BOA	11,509
USD	9,617,376	JPY	1,021,308,590	01/17	CIT	870,272
USD	19,054,609	JPY	1,971,866,205	01/17	GSC	2,166,355
USD	51,147,270	MXN	999,330,714	01/17	CIT	3,049,918
USD	19,855,082	MXN	376,253,794	01/17	JPM	1,746,150
USD	14,130,838	PLN	54,320,000	01/17	CIT	1,154,045

Total Forward Foreign Currency Contracts						$1,793,253

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(d)	Purchased options outstanding as of December 31, 2016 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - JPY versus USD	JPY 105.92	02/10/17	BRC	$13,500,000	$271,890	$1,238,139

Options on Futures
Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Call - U.S. Treasury 10-Year Notes (02/17)	$123.00	01/27/17	CME	82	$64,970	$125,562
Call - U.S. Treasury 10-Year Notes (02/17)	134.00	01/27/17	CME	1,000	34,500	7,000
Call - U.S. Treasury 30-Year Bonds (02/17)	149.00	01/27/17	CME	123	207,197	326,719
Call - CAD FX (03/17)	75.00	03/03/17	CME	65	46,371	55,250

					353,038	514,531

Put - U.S. Treasury 5-Year Notes (02/17)	109.75	01/27/17	CME	2,200	24,338	8,800
Put - JPY FX (03/17)	94.00	03/03/17	CME	31	50,851	317,750

					75,189	326,550

					$428,227	$841,081

Total Purchased Options					$700,117	$2,079,220

(e)	Transactions in written options for the year ended December 31, 2016 were as follows:

	Number of Contracts	Notional Amount in $	Premium
Outstanding, December 31, 2015	10,476	24,800,000	$3,191,722
Call Options Written	47,967	12,230,000	26,264,002
Put Options Written	27,555	25,730,000	15,319,350
Call Options Exercised	(9,952)	-	(6,162,417)
Put Options Exercised	(7,863)	-	(3,758,898)
Call Options Expired	(27,822)	(37,030,000)	(14,737,965)
Put Options Expired	(24,182)	-	(10,141,946)
Call Options Closed	(4,932)	-	(3,541,969)
Put Options Closed	(1,988)	-	(1,290,683)

Outstanding, December 31, 2016	9,259	25,730,000	$5,141,196

(f)	Premiums received and value of written options outstanding as of December 31, 2016 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - MXN versus USD	MXN 17.95	01/23/17	GSC	$25,730,000	$234,992	($77)

Options on Futures
Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Call - JPY FX (01/17)	$87.00	01/06/17	CME	131	$56,874	($44,212)
Call - JPY FX (01/17)	89.00	01/06/17	CME	133	149,380	(6,650)
Call - JPY FX (01/17)	90.00	01/06/17	CME	32	25,496	(600)
Call - JPY FX (01/17)	91.00	01/06/17	CME	98	98,907	(613)
Call - U.S. Treasury 5-Year Notes (02/17)	117.50	01/27/17	CME	131	29,254	(65,500)
Call - U.S. Treasury 5-Year Notes (02/17)	117.75	01/27/17	CME	1,410	246,020	(506,719)
Call - U.S. Treasury 5-Year Notes (02/17)	118.50	01/27/17	CME	219	70,851	(23,953)
Call - U.S. Treasury 5-Year Notes (02/17)	120.00	01/27/17	CME	834	187,571	(13,031)
Call - U.S. Treasury 10-Year Notes (02/17)	123.50	01/27/17	CME	100	57,894	(115,625)
Call - U.S. Treasury 10-Year Notes (02/17)	124.00	01/27/17	CME	842	379,060	(697,281)
Call - U.S. Treasury 10-Year Notes (02/17)	124.50	01/27/17	CME	259	87,783	(145,687)
Call - U.S. Treasury 10-Year Notes (02/17)	125.00	01/27/17	CME	468	202,057	(168,187)
Call - U.S. Treasury 10-Year Notes (02/17)	126.00	01/27/17	CME	55	21,743	(7,734)
Call - U.S. Treasury 10-Year Notes (02/17)	126.50	01/27/17	CME	96	32,782	(9,000)
Call - U.S. Treasury 30-Year Bonds (02/17)	150.00	01/27/17	CME	281	385,743	(570,781)
Call - U.S. Treasury 30-Year Bonds (02/17)	151.00	01/27/17	CME	300	268,478	(450,000)
Call - U.S. Treasury 30-Year Bonds (02/17)	152.00	01/27/17	CME	44	27,357	(47,438)
Call - U.S. Treasury 30-Year Bonds (02/17)	153.00	01/27/17	CME	86	59,563	(64,500)
Call - U.S. Treasury 30-Year Bonds (02/17)	154.00	01/27/17	CME	176	177,991	(88,000)
Call - AUD FX (02/17)	72.00	02/03/17	CME	133	107,288	(135,660)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Call - JPY FX (02/17)	$87.00	02/03/17	CME	133	$160,818	($162,925)
Call - JPY FX (02/17)	88.00	02/03/17	CME	79	66,418	(67,150)
Call - JPY FX (02/17)	89.00	02/03/17	CME	126	82,453	(74,025)
Call - U.S. Treasury 5-Year Notes (03/17)	117.75	02/24/17	CME	644	219,298	(357,219)
Call - U.S. Treasury 5-Year Notes (03/17)	120.00	02/24/17	CME	268	93,348	(14,657)
Call - U.S. Treasury 10-Year Notes (03/17)	125.00	02/24/17	CME	204	91,134	(140,250)
Call - U.S. Treasury 10-Year Notes (03/17)	126.00	02/24/17	CME	124	30,597	(46,500)
Call - U.S. Treasury 10-Year Notes (03/17)	127.00	02/24/17	CME	269	154,641	(54,640)
Call - U.S. Treasury 10-Year Notes (03/17)	127.50	02/24/17	CME	252	154,712	(39,375)
Call - U.S. Treasury 30-Year Bonds (03/17)	156.00	02/24/17	CME	108	94,696	(75,938)
Call - JPY FX (03/17)	87.00	03/03/17	CME	93	149,673	(159,263)
Call - JPY FX (03/17)	89.00	03/03/17	CME	138	121,852	(132,826)

					4,091,732	(4,485,939)

Put - JPY FX (01/17)	86.00	01/06/17	CME	197	129,885	(157,600)
Put - U.S. Treasury 10-Year Notes (02/17)	123.00	01/27/17	CME	316	158,911	(79,000)
Put - U.S. Treasury 10-Year Notes (02/17)	124.00	01/27/17	CME	108	77,992	(59,063)
Put - U.S. Treasury 30-Year Bonds (02/17)	148.00	01/27/17	CME	86	101,688	(61,812)
Put - JPY FX (02/17)	84.00	02/03/17	CME	266	321,561	(199,500)
Put - JPY FX (03/17)	84.00	03/03/17	CME	20	24,435	(23,750)

					814,472	(580,725)

					$4,906,204	($5,066,664)

Total Written Options					$5,141,196	($5,066,741)

(g)	Swap agreements outstanding as of December 31, 2016 were as follows:

Credit Default Swaps on Credit Indices – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX HY27 5Y	5.000%	12/20/21	CME	$6,053,382	($384,899)	($261,641)	($123,258)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	CME	1.138%	10/17/19	$81,360,000	($1,080,129)	$-	($1,080,129)
3-Month USD-LIBOR	CME	1.185%	06/13/21	57,590,000	(1,790,186)	-	(1,790,186)

					($2,870,315)	$-	($2,870,315)

Interest Rate Swaps – Receive Floating Rate
Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	CME	1.897%	08/31/22	$138,800,000	$333,331	$-	$333,331
3-Month USD-LIBOR	CME	1.900%	11/30/22	277,388,000	2,463,352	-	2,463,352
3-Month USD-LIBOR	CME	1.267%	05/15/23	136,320,000	6,928,713	53,146	6,875,567
3-Month USD-LIBOR	CME	1.580%	06/13/26	57,440,000	3,701,214	8,108	3,693,106
6-Month JPY-LIBOR	CME	0.641%	05/09/46	JPY 2,649,800,000	1,291,289	-	1,291,289

					$14,717,899	$61,254	$14,656,645

					$11,847,584	$61,254	$11,786,330

Total Swap Agreements					$11,462,685	($200,387)	$11,663,072

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(h)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$5,375,159	$5,375,159	$-	$-
	Corporate Bonds & Notes	1,235,348,153	-	1,235,348,153	-
	Senior Loan Notes	149,277,620	-	149,277,620	-
	Mortgage-Backed Securities
	Collateralized Mortgage Obligations - Commercial	235,048,881	-	224,486,923	10,561,958
	Collateralized Mortgage Obligations - Residential	379,871,342	-	379,871,342	-
	Fannie Mae	387,187,610	-	387,187,610	-
	Freddie Mac	136,670,480	-	136,670,480	-
	Government National Mortgage Association	131,412,348	-	131,412,348	-

	Total Mortgage-Backed Securities	1,270,190,661	-	1,259,628,703	10,561,958

	Asset-Backed Securities	126,340,373	-	110,113,303	16,227,070
	U.S. Government Agency Issues	68,653,778	-	68,653,778	-
	U.S. Treasury Obligations	701,893,165	-	701,893,165	-
	Foreign Government Bonds & Notes	259,617,781	-	259,617,781	-
	Municipal Bonds	2,252,662	-	2,252,662	-
	Short-Term Investments	299,723,506	-	299,723,506	-
	Derivatives:
	Foreign Currency Contracts
	Futures	1,207,987	1,207,987	-	-
	Forward Foreign Currency Contracts	13,496,838	-	13,496,838	-
	Purchased Options	1,611,139	-	1,611,139	-

	Total Foreign Currency Contracts	16,315,964	1,207,987	15,107,977	-

	Interest Rate Contracts
	Futures	1,998,485	1,998,485	-	-
	Purchased Options	468,081	-	468,081	-
	Swaps	14,717,899	-	14,717,899	-

	Total Interest Rate Contracts	17,184,465	1,998,485	15,185,980	-

	Total Asset - Derivatives	33,500,429	3,206,472	30,293,957	-

	Total Assets	4,152,173,287	8,581,631	4,116,802,628	26,789,028

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(384,899)	-	(384,899)	-
	Foreign Currency Contracts
	Futures	(1,584,434)	(1,584,434)	-	-
	Forward Foreign Currency Contracts	(11,703,585)	-	(11,703,585)	-
	Written Options	(1,164,851)	-	(1,164,851)	-

	Total Foreign Currency Contracts	(14,452,870)	(1,584,434)	(12,868,436)	-

	Interest Rate Contracts
	Futures	(7,728,997)	(7,728,997)	-	-
	Written Options	(3,901,890)	-	(3,901,890)	-
	Swaps	(2,870,315)	-	(2,870,315)	-

	Total Interest Rate Contracts	(14,501,202)	(7,728,997)	(6,772,205)	-

	Total Liabilities - Derivatives	(29,338,971)	(9,313,431)	(20,025,540)	-

	Total Liabilities	(29,338,971)	(9,313,431)	(20,025,540)	-

	Total	$4,122,834,316	($731,800)	$4,096,777,088	$26,789,028

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2016:

	Senior Loan Notes	Mortgaged-Backed Securities	Asset-Backed Securities	Total
Value, Beginning of Year	$839,811	$35,375,684	$39,448,730	$75,664,225
Purchases	-	-	-	-
Sales (Includes Paydowns)	(849,759)	(8,647,486)	(22,911,828)	(32,409,073)
Accrued Discounts (Premiums)	-	57,981	(426)	57,555
Net Realized Gains (Losses)	(115,541)	75,812	71,325	31,596
Change in Net Unrealized Appreciation (Depreciation)	125,489	(1,953,522)	(380,731)	(2,208,764)
Transfers In	-	-	-	-
Transfers Out	-	(14,346,511)	-	(14,346,511)

Value, End of Year	$-	$10,561,958	$16,227,070	$26,789,028

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$-	($2,144,455)	($617,831)	($2,762,286)

The significant unobservable inputs were provided by a single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
RIGHTS - 0.1%

Energy - 0.1%

CJ Holding Co * Exp 01/09/17	17,389	$236,143

Total Rights (Cost $236,143)		236,143

	Principal Amount

CORPORATE BONDS & NOTES - 5.5%

Communications - 2.9%

Altice US Finance I Corp 5.375% due 07/15/23 ~	$2,675,000	2,785,344
CSC Holdings LLC 6.625% due 10/15/25 ~	2,450,000	2,682,750
Intelsat Jackson Holdings SA (Luxembourg) 9.500% due 09/30/22 ~	1,750,000	1,955,625
Sprint Corp
7.125% due 06/15/24	1,000,000	1,032,500
7.250% due 09/15/21	1,750,000	1,863,750
7.875% due 09/15/23	350,000	374,500

		10,694,469

Consumer, Cyclical - 1.2%

Caesars Entertainment Resort Properties LLC 11.000% due 10/01/21	968,000	1,062,380
ClubCorp Club Operations Inc 8.250% due 12/15/23 ~	2,127,000	2,265,255
NPC International Inc 10.500% due 01/15/20	1,000,000	1,032,500

		4,360,135

Consumer, Non-Cyclical - 0.5%

Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	1,750,000	1,909,687

Financial - 0.1%

Och-Ziff Finance Co LLC 4.500% due 11/20/19 ~	500,000	459,056

Industrial - 0.8%

Reynolds Group Issuer Inc (New Zealand) 5.750% due 10/15/20	3,000,000	3,097,500

Total Corporate Bonds & Notes (Cost $20,084,970)		20,520,847

SENIOR LOAN NOTES - 93.0%

Basic Materials - 3.1%

Allnex USA Inc Term B3 5.132% due 09/13/23 §	214,301	216,578
Chromaflo Technologies Corp
(2nd Lien)
9.000% due 11/14/24 §	500,000	498,750
Term B1
5.000% due 11/18/23 §	434,722	439,069
Term B2
5.000% due 11/18/23 §	565,278	570,933

	Principal Amount	Value
Emerald Performance Materials LLC
(1st Lien)
4.500% due 08/01/21 §	$961,511	$968,722
(2nd Lien)
8.750% due 08/01/22 §	250,000	250,469
Expera Specialty Solutions LLC Term B 5.750% due 10/27/23 §	997,500	1,002,488
Huntsman International LLC Term B2 3.873% due 04/01/23 §	992,513	1,001,197
MacDermid Inc 5.000% due 06/07/23 §	2,119,688	2,148,244
Platform Specialty Products Corp Term B5 due 06/07/20 ∞	573,732	581,406
PQ Corp 5.250% due 11/04/22 §	3,234,394	3,269,914
Signode Industrial Group US Inc Term B 4.000% due 05/01/21 §	495,833	498,003

		11,445,773

Communications - 5.5%

CSC Holdings LLC 3.876% due 10/11/24 §	3,615,123	3,659,748
GTT Communications Inc Term B due 09/12/23 ∞	500,000	507,500
iHeartCommunications Inc Term D 7.520% due 01/30/19 §	6,600,000	5,384,498
Intelsat Jackson Holdings SA Term B2 (Luxembourg) 3.750% due 06/30/19 § ∞	1,875,000	1,818,414
J.D. Power & Associates (1st Lien) 5.250% due 09/07/23 §	498,750	503,738
Level 3 Financing Inc Term B 4.000% due 01/15/20 §	2,000,000	2,029,688
Telesat Canada Term B3 (Canada) 4.500% due 11/07/23 §	1,496,250	1,522,434
Uber Technologies Term B 5.000% due 07/13/23 §	4,987,500	5,025,530

		20,451,550

Consumer, Cyclical - 25.2%

24 Hour Fitness Worldwide Inc Term B 4.750% due 05/28/21 §	2,437,500	2,425,313
American Tire Distributors Holdings Inc 5.250% due 09/01/21 §	1,590,718	1,586,173
Bass Pro Group LLC Term B 5.970% due 12/16/23 §	6,500,000	6,451,828
BJ’s Wholesale Club Inc
(1st Lien)
4.500% due 09/26/19 §	2,111,165	2,132,937
(2nd Lien)
8.500% due 03/26/20 §	3,040,235	3,083,938
Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/11/20 §	5,539,864	5,606,342
Caesars Growth Properties Holdings LLC Term B 6.250% due 05/08/21 §	4,185,314	4,225,205
CEC Entertainment Inc Term B 4.000% due 02/14/21 §	5,470,313	5,449,799
CityCenter Holdings LLC Term B 4.250% due 10/16/20 §	861,926	871,893
ClubCorp Club Operations Inc 4.000% due 12/15/22 §	3,665,886	3,710,181
Federal-Mogul Holdings Corp Term C 4.750% due 04/15/21 §	5,376,250	5,332,568
Focus Brands Inc (1st Lien) 5.000% due 10/03/23 §	468,333	476,432
Leslie’s Poolmart Inc 5.250% due 08/16/23 §	2,493,750	2,520,765

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Morsco Inc Term B 8.000% due 10/31/23 §	$2,000,000	$1,995,000
Nexeo Solutions LLC 5.250% due 06/09/23 §	4,626,750	4,673,017
NPC International Inc Term B 4.750% due 12/28/18 §	6,584,136	6,612,941
Petco Animal Supplies Inc
Term B1
5.000% due 01/26/23 §	7,829,722	7,899,861
Term B2
5.140% due 01/26/23 §	507,278	511,751
PetSmart Inc Term B2 4.000% due 03/11/22 §	1,380,000	1,386,821
Rite Aid Corp (2nd Lien)
4.875% due 06/21/21 §	1,000,000	1,004,896
5.750% due 08/21/20 §	9,276,000	9,332,528
SRS Distribution Inc
(2nd Lien)
9.750% due 02/24/23 § ∞	3,544,973	3,667,941
Term B
5.250% due 08/25/22 §	3,685,158	3,735,829
Univar Inc 4.250% due 07/01/22 §	7,897,525	7,963,106

		92,657,065

Consumer, Non-Cyclical - 11.7%

Air Medical Group Holdings Inc
Term B
4.250% due 04/28/22 §	994,950	993,457
Term B1
5.000% due 04/28/22 §	1,491,253	1,509,661
Albertsons LLC
Term B4
3.770% due 08/22/21 §	1,399,397	1,416,999
Term B6
4.061% due 06/22/23 §	3,035,246	3,083,215
Brickman Group Ltd LLC (2nd Lien) 7.500% due 12/17/21 §	3,678,083	3,701,071
Camelot UK Holding Co Ltd Term B (United Kingdom) 4.750% due 10/03/23 §	4,987,500	5,054,831
Community Health Systems Inc
Term G
3.750% due 12/31/19 §	1,644,278	1,596,749
Term H
4.000% due 01/27/21 §	1,862,957	1,805,405
Constellation Brands Canada Inc Term B (Canada) 4.750% due 11/14/23 §	500,000	506,250
Fort Dearborn Co
(1st Lien)
5.037% due 10/19/23 §	1,000,000	1,009,375
(2nd Lien)
9.500% due 10/19/24 §	500,000	510,000
Jaguar Holding Co II Term B 4.250% due 08/18/22 §	1,203,801	1,217,343
KAR Auction Services Inc Term B3 4.500% due 03/09/23 §	1,488,750	1,511,305
Prime Security Services Borrower LLC (1st Lien) 4.248% due 05/02/22 §	3,735,013	3,796,876
Reddy Ice Corp (1st Lien) 6.754% due 05/01/19 §	3,650,104	3,574,061
US Foods Inc Term B 3.770% due 06/27/23 §	2,105,433	2,128,368
USAGM HoldCo LLC
4.750% due 07/28/22 §	2,970,000	2,992,275
5.000% due 07/28/22 §	293,635	296,424
5.500% due 07/28/22 §	2,913,228	2,940,904
(2nd Lien)
9.500% due 07/28/23 §	1,710,000	1,744,200
WEX Inc Term B 4.270% due 07/01/23 §	1,492,500	1,514,222

		42,902,991

	Principal Amount	Value
Diversified - 0.1%

Allnex & CY SCA Term B2 (Luxembourg) 5.132% due 09/13/23 §	$284,449	$287,471

Energy - 5.7%

Arch Coal Inc due 06/15/21 ∞	498,750	507,894
CJ Holding Co Term B2 0.000% due 03/24/22 * § Y ∞	1,584,000	1,809,720
EP Energy LLC
9.750% due 06/30/21 §	5,400,079	5,663,333
Term B3
3.500% due 05/24/18 §	115,921	114,182
Fieldwood Energy LLC (1st Lien)
3.875% due 10/01/18 §	3,845,000	3,671,975
8.000% due 08/31/20 §	2,850,000	2,736,000
Peabody Energy Corp Term B 4.250% due 09/24/20 § Y ∞	5,000,000	4,902,500
PowerTeam Services LLC (2nd Lien) 8.250% due 11/06/20 §	1,500,000	1,498,125

		20,903,729

Financial - 10.6%

Acrisure LLC Term B 5.750% due 10/28/23 §	2,958,333	2,976,823
AlixPartners LLP Term B 4.000% due 07/28/22 §	6,895,200	6,954,816
AmWINS Group LLC Term B 4.750% due 09/06/19 §	2,170,156	2,191,469
DTZ US Borrower LLC
(1st lien)
4.250% due 11/04/21 §	5,684,896	5,713,912
(2nd Lien)
9.250% due 11/04/22 §	127,660	128,138
Hub International Ltd Term B 4.000% due 10/02/20 §	9,030,154	9,088,001
Lightstone Generation LLC
Term B
due 11/22/23 ∞	2,739,130	2,780,217
Term C
due 11/22/23 ∞	260,870	264,783
NFP Corp Term B due 12/09/23 ∞	1,000,000	1,011,042
UFC Holdings LLC
(1st Lien)
5.000% due 08/18/23 §	1,000,000	1,012,604
(2nd Lien) due 08/18/24 ∞	500,000	515,312
USI Inc Term B 4.250% due 12/27/19 §	4,776,108	4,800,982
WaveDivision Holdings LLC Term B 4.000% due 10/15/19 §	1,492,283	1,502,542

		38,940,641

Industrial - 20.4%

Allflex Holdings III Inc (1st Lien) 4.250% due 07/20/20 §	5,882,944	5,902,552
Anchor Glass Container Corp (2nd Lien) due 12/07/24 ∞	1,300,000	1,329,250
Ardagh Holdings USA Inc 4.000% due 12/17/21 §	1,706,715	1,728,315
Atkore International Inc due 12/15/23 ∞	250,000	252,500
BWAY Holding Co Inc Term B 4.750% due 08/14/23 §	4,701,524	4,727,383
Crosby US Acquisition Corp
(1st Lien)
4.000% due 11/23/20 § ∞	3,391,127	3,066,145
(2nd Lien)
7.000% due 11/22/21 §	1,000,000	780,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Doosan Infracore International Inc Term B 4.500% due 05/28/21 §	$1,222,707	$1,242,546
EWT Holdings III Corp (1st Lien)
4.750% due 01/15/21 §	2,438,715	2,463,102
5.500% due 01/15/21 §	496,250	503,694
Flex Acquisition Co Inc (1st Lien) due 12/13/23 ∞	2,750,000	2,780,079
Forterra Finance LLC Term B1 due 10/18/23 ∞	997,500	1,010,176
Gardner Denver Inc 4.558% due 07/30/20 §	2,598,146	2,575,412
Gates Global LLC Term B 4.250% due 07/06/21 §	5,272,569	5,284,106
GYP Holdings III Corp (1st Lien) 4.500% due 04/01/21 §	1,099,712	1,103,836
Headwaters Inc Term B 4.000% due 03/24/22 §	2,672,421	2,688,707
HGIM Corp Term B 5.500% due 06/18/20 § ∞	3,357,302	2,649,472
Jeld-Wen Inc Term B2 4.750% due 07/01/22 §	5,945,000	6,021,173
Pregis Corp 4.500% due 05/14/21 §	2,675,416	2,680,432
Prolampac Intermediate Inc
(1st Lien)
5.000% due 11/18/23 §	1,000,000	1,011,719
(2nd Lien)
9.500% due 11/18/24 §	1,000,000	1,008,333
Quikrete Holdings Inc (1st Lien) 4.000% due 11/15/23 §	4,000,000	4,045,000
Reynolds Group Holdings Inc 4.250% due 02/05/23 §	6,513,630	6,592,829
Safway Group Holding LLC Term B 5.750% due 08/19/23 §	4,987,500	5,072,701
Silver II US Holdings LLC 4.000% due 12/13/19 §	3,500,755	3,319,154
Tekni-Plex Inc Term B 4.500% due 06/01/22 § ∞	741,867	743,073
TricorBraun Inc (1st Lien) 4.750% due 11/30/23 §	1,363,636	1,374,545
USIC Holdings Inc (1st Lien) 4.750% due 12/08/23 §	500,000	505,000
Zekelman Industries Inc Term B 6.000% due 06/14/21 §	995,000	1,007,437
Zodiac Pool Solutions (1st Lien) (France) 5.500% due 12/20/23 § ∞	1,500,000	1,514,062

		74,982,733

Technology - 8.1%

Applied Systems Inc (2nd Lien) 7.500% due 01/24/22 §	2,908,725	2,943,266
Cypress Semiconductor Corp Term B 6.500% due 07/05/21 §	493,750	502,597
First Data Corp 3.756% due 07/10/22 §	466,477	472,191
Genesys Telecommunications Laboratories Inc Term B 6.250% due 12/01/23 §	1,750,000	1,776,614
Information Resources Inc
(1st Lien) due 12/16/23 ∞	2,000,000	2,019,166
(2nd Lien) due 12/16/24 ∞	1,500,000	1,494,375
Kronos Inc
(1st Lien)
5.000% due 11/01/23 §	3,750,000	3,789,375
(2nd Lien)
9.250% due 11/01/24 § ∞	3,000,000	3,096,564
Press Ganey Holdings Inc (1st Lien) 4.250% due 10/21/23 §	1,500,000	1,512,657
Rackspace Hosting Inc (1st Lien) 4.500% due 11/03/23 §	2,700,000	2,735,100

	Principal Amount	Value
Solera LLC Term B 5.750% due 03/03/23 §	$5,704,378	$5,790,338
Sophia LP Term B 4.750% due 09/30/22 §	479,530	483,876
Vertafore Inc 4.250% due 06/30/23 §	3,241,875	3,258,084

		29,874,203

Utilities - 2.6%

Energy Future Intermediate Holding Co LLC 4.250% due 06/30/17 §	500,000	503,875
Talen Energy Supply LLC Term B due 10/18/23 ∞	1,500,000	1,517,109
TEX Operations Co LLC
Term B
5.000% due 08/04/23 §	4,350,000	4,390,781
Term C
5.000% due 08/04/23 §	992,105	1,005,519
Vistra Operations Co LLC Term B2 4.000% due 12/14/23 §	2,000,000	2,027,500

		9,444,784

Total Senior Loan Notes (Cost $335,809,274)		341,890,940

SHORT-TERM INVESTMENT - 3.3%

Repurchase Agreement - 3.3%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $12,089,191; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $12,332,711)	12,089,151	12,089,151

Total Short-Term Investment (Cost $12,089,151)		12,089,151

TOTAL INVESTMENTS - 101.9% (Cost $368,219,538)		374,737,081

OTHER ASSETS & LIABILITIES, NET - (1.9%)		(7,051,748)

NET ASSETS - 100.0%		$367,685,333

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	26.4%
Industrial	21.2%
Consumer, Non-Cyclical	12.2%
Financial	10.7%
Communications	8.4%
Technology	8.1%
Energy	5.8%
Short-Term Investment	3.3%
Basic Materials	3.1%
Others (each less than 3.0%)	2.7%

	101.9%
Other Assets & Liabilities, Net	(1.9%	)

	100.0%

(b)	Investments with a total aggregate value of $6,712,220 or 1.8% of the Fund’s net assets were in default as of December 31, 2016.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(c)	Pursuant to the terms of the following senior loan agreements, the Fund had unfunded loan commitments of $953,732 or 0.3% of the net assets as of December 31, 2016, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitments	Value	Unrealized Appreciation (Depreciation)
Acrisure LLC Term B	$536,308	$545,052	$8,744
TricorBraun Inc (1st Lien)	135,010	137,455	2,445
USAGM HoldCo LLC	282,414	287,808	5,394

	$953,732	$970,315	$16,583

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$236,143	$-	$-	$236,143
	Corporate Bonds & Notes	20,520,847	-	20,520,847	-
	Senior Loan Notes	341,890,940	-	341,110,940	780,000
	Short-Term Investment	12,089,151	-	12,089,151	-
	Unfunded Loan Commitments (1)	970,315	-	970,315	-

	Total	$375,707,396	$-	$374,691,253	$1,016,143

(1)	See note (c) in Notes to Schedule of Investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
WARRANTS - 0.0%

Energy - 0.0%

Seventy Seven Energy Inc Exercise @ $23.82 Exp 08/01/21 *	474	$9,835

Total Warrants (Cost $30,229)		9,835

COMMON STOCKS - 0.4%

Basic Materials - 0.0%

LyondellBasell Industries NV ‘A’	132	11,323

Communications - 0.0%

Nelson Education Ltd +	270,923	-

Consumer, Non-Cyclical - 0.3%

IAP Worldwide Services Inc +	121	1,144,226
Millennium Health LLC	46,636	85,498

		1,229,724

Energy - 0.0%

Seventy Seven Energy Inc *	87	3,915

Financial - 0.1%

RCS Capital Corp	33,878	491,231

Utilities - 0.0%

Southcross Holdings Borrower LP	52	-
Southcross Holdings Borrower LP ‘A’	52	19,067

		19,067

Total Common Stocks (Cost $805,333)		1,755,260

	Principal Amount

CORPORATE BONDS & NOTES - 5.6%

Basic Materials - 0.3%

ArcelorMittal (Luxembourg) 7.250% due 02/25/22	$40,000	45,300
CF Industries Inc 4.950% due 06/01/43	40,000	32,900
Eldorado Gold Corp (Canada) 6.125% due 12/15/20 ~	215,000	219,300
Freeport-McMoRan Inc 4.550% due 11/14/24	40,000	37,700
HudBay Minerals Inc (Canada)
7.250% due 01/15/23 ~	40,000	41,500
7.625% due 01/15/25 ~	70,000	72,932
Imperial Metals Corp (Canada) 7.000% due 03/15/19 ~	105,000	100,800
New Gold Inc (Canada) 6.250% due 11/15/22 ~	110,000	113,300
Platform Specialty Products Corp
6.500% due 02/01/22 ~	95,000	96,187
10.375% due 05/01/21 ~	30,000	33,300
PQ Corp 6.750% due 11/15/22 ~	160,000	171,600

	Principal Amount	Value
Teck Resources Ltd (Canada)
5.200% due 03/01/42	$100,000	$88,500
5.400% due 02/01/43	25,000	22,250
6.000% due 08/15/40	15,000	14,325
Tronox Finance LLC
6.375% due 08/15/20	190,000	178,600
7.500% due 03/15/22 ~	40,000	37,500
Valvoline Inc 5.500% due 07/15/24 ~	15,000	15,563
Versum Materials Inc 5.500% due 09/30/24 ~	75,000	76,875
WR Grace & Co 5.125% due 10/01/21 ~	55,000	57,475

		1,455,907

Communications - 1.2%

Altice Financing SA (Luxembourg) 6.625% due 02/15/23 ~	200,000	206,000
Altice US Finance I Corp 5.500% due 05/15/26 ~	200,000	204,500
Anixter Inc 5.500% due 03/01/23	85,000	88,506
Avaya Inc 9.000% due 04/01/19 ~	80,000	71,000
Cablevision Systems Corp
5.875% due 09/15/22	20,000	19,550
8.000% due 04/15/20	20,000	22,000
CBS Radio Inc 7.250% due 11/01/24 ~	50,000	52,375
CCO Holdings LLC
5.250% due 09/30/22	200,000	207,500
5.375% due 05/01/25 ~	155,000	160,037
5.750% due 02/15/26 ~	85,000	88,187
CenturyLink Inc
6.750% due 12/01/23	60,000	61,575
7.500% due 04/01/24	60,000	63,150
Cequel Communications Holdings I LLC 6.375% due 09/15/20 ~	15,000	15,488
Cincinnati Bell Inc 7.000% due 07/15/24 ~	125,000	132,500
Clear Channel Worldwide Holdings Inc 6.500% due 11/15/22	235,000	240,000
CommScope Inc 4.375% due 06/15/20 ~	35,000	35,875
CommScope Technologies Finance LLC 6.000% due 06/15/25 ~	80,000	85,200
CSC Holdings LLC
5.250% due 06/01/24	100,000	98,000
6.750% due 11/15/21	100,000	107,750
8.625% due 02/15/19	35,000	38,763
10.125% due 01/15/23 ~	200,000	231,500
DISH DBS Corp
5.875% due 07/15/22	100,000	105,500
5.875% due 11/15/24	75,000	77,456
Frontier Communications Corp
6.250% due 09/15/21	50,000	47,625
6.875% due 01/15/25	80,000	68,100
10.500% due 09/15/22	50,000	52,753
11.000% due 09/15/25	160,000	165,800
Hughes Satellite Systems Corp
5.250% due 08/01/26 ~	40,000	39,300
6.625% due 08/01/26 ~	175,000	176,312
iHeartCommunications Inc 11.250% due 03/01/21	60,000	46,050
Intelsat Jackson Holdings SA (Luxembourg)
5.500% due 08/01/23	15,000	10,182
7.250% due 10/15/20	25,000	19,500
7.500% due 04/01/21	10,000	7,675
8.000% due 02/15/24 ~	60,000	61,950

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Intelsat Luxembourg SA (Luxembourg) 7.750% due 06/01/21	$28,000	$9,310
Level 3 Financing Inc
5.250% due 03/15/26 ~	60,000	59,550
5.375% due 01/15/24	45,000	45,563
MDC Partners Inc 6.500% due 05/01/24 ~	165,000	149,325
MHGE Parent LLC 8.500% due 08/01/19 ~	30,000	30,300
Netflix Inc 5.875% due 02/15/25	90,000	97,312
SFR Group SA (France)
6.000% due 05/15/22 ~	205,000	211,150
7.375% due 05/01/26 ~	200,000	205,000
Sirius XM Radio Inc 6.000% due 07/15/24 ~	150,000	157,125
Sprint Communications Inc
7.000% due 08/15/20	110,000	116,887
9.125% due 03/01/17	100,000	101,250
Sprint Corp
7.250% due 09/15/21	80,000	85,200
7.625% due 02/15/25	80,000	84,300
7.875% due 09/15/23	500,000	535,000
Starz LLC 5.000% due 09/15/19	85,000	85,956
T-Mobile USA Inc
6.250% due 04/01/21	65,000	67,762
6.500% due 01/15/26	245,000	265,519
6.625% due 04/01/23	55,000	58,438
6.633% due 04/28/21	70,000	73,237
6.731% due 04/28/22	25,000	26,188
Tribune Media Co 5.875% due 07/15/22	120,000	122,250
Virgin Media Secured Finance PLC (United Kingdom) 5.250% due 01/15/26 ~	200,000	198,250
Zayo Group LLC 6.375% due 05/15/25	45,000	47,194
Ziggo Bond Finance BV (Netherlands) 6.000% due 01/15/27 ~	150,000	145,875
Ziggo Secured Finance BV (Netherlands) 5.500% due 01/15/27 ~	150,000	146,595

		6,232,195

Consumer, Cyclical - 0.7%

AdvancePierre Foods Holdings Inc 5.500% due 12/15/24 ~	40,000	40,475
AMC Entertainment Holdings Inc 5.875% due 11/15/26 ~	30,000	30,750
American Tire Distributors Inc 10.250% due 03/01/22 ~	80,000	77,146
AmeriGas Finance LLC 7.000% due 05/20/22	81,000	85,404
Beazer Homes USA Inc 8.750% due 03/15/22 ~	15,000	16,238
Dollar Tree Inc
5.250% due 03/01/20	80,000	82,500
5.750% due 03/01/23	190,000	202,126
GLP Capital LP 5.375% due 04/15/26	75,000	78,405
HD Supply Inc
5.250% due 12/15/21 ~	65,000	68,819
5.750% due 04/15/24 ~	60,000	63,492
Hilton Domestic Operating Co Inc 4.250% due 09/01/24 ~	55,000	53,625
Hot Topic Inc 9.250% due 06/15/21 ~	195,000	206,212
L Brands Inc 6.875% due 11/01/35	95,000	97,375

	Principal Amount	Value
Landry’s Inc 6.750% due 10/15/24 ~	$25,000	$25,438
Mattamy Group Corp (Canada) 6.875% due 12/15/23 ~	50,000	50,875
MGM Resorts International
6.000% due 03/15/23	105,000	113,662
7.750% due 03/15/22	365,000	420,662
Michaels Stores Inc 5.875% due 12/15/20 ~	55,000	56,719
National CineMedia LLC 6.000% due 04/15/22	60,000	62,400
Navistar International Corp 8.250% due 11/01/21	55,000	55,825
NCL Corp Ltd
4.625% due 11/15/20 ~	85,000	86,912
4.750% due 12/15/21 ~	50,000	50,094
New Red Finance Inc (Canada) 4.625% due 01/15/22 ~	105,000	107,362
Party City Holdings Inc 6.125% due 08/15/23 ~	150,000	157,500
PetSmart Inc 7.125% due 03/15/23 ~	65,000	66,463
Reliance Intermediate Holdings LP (Canada) 6.500% due 04/01/23 ~	200,000	211,500
Sabre GLBL Inc
5.250% due 11/15/23 ~	80,000	82,550
5.375% due 04/15/23 ~	35,000	35,875
Sally Holdings LLC 5.625% due 12/01/25	110,000	114,950
Sugarhouse HSP Gaming Prop Mezz LP 6.375% due 06/01/21 ~	5,000	5,013
Tempur Sealy International Inc 5.625% due 10/15/23	70,000	72,625
The Scotts Miracle-Gro Co 6.000% due 10/15/23 ~	280,000	297,500
TRI Pointe Group Inc 5.875% due 06/15/24	100,000	103,500
Viking Cruises Ltd
6.250% due 05/15/25 ~	70,000	65,450
8.500% due 10/15/22 ~	85,000	88,506
Vista Outdoor Inc 5.875% due 10/01/23	70,000	73,632
Yum! Brands Inc 3.750% due 11/01/21	30,000	30,488
ZF North America Capital Inc (Germany) 4.500% due 04/29/22 ~	155,000	160,425

		3,698,493

Consumer, Non-Cyclical - 1.2%

Acadia Healthcare Co Inc 6.500% due 03/01/24	35,000	35,875
Albertsons Cos LLC 5.750% due 03/15/25 ~	55,000	54,588
Alere Inc
6.375% due 07/01/23 ~	225,000	224,719
6.500% due 06/15/20	80,000	79,200
Capsugel SA 7.000% Cash or 7.750% PIK due 05/15/19 ~	27,000	27,253
CEB Inc 5.625% due 06/15/23 ~	140,000	136,500
Centene Corp
4.750% due 05/15/22	35,000	35,525
4.750% due 01/15/25	90,000	88,087
5.625% due 02/15/21	70,000	73,773
6.125% due 02/15/24	70,000	73,937
Central Garden & Pet Co 6.125% due 11/15/23	110,000	116,600

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
CHS/Community Health Systems Inc
6.875% due 02/01/22	$15,000	$10,500
7.125% due 07/15/20	160,000	122,448
Dean Foods Co 6.500% due 03/15/23 ~	225,000	237,375
DJO Finco Inc 8.125% due 06/15/21 ~	15,000	13,088
Envision Healthcare Corp
5.625% due 07/15/22	75,000	77,606
6.250% due 12/01/24 ~	65,000	68,737
FTI Consulting Inc 6.000% due 11/15/22	325,000	339,219
HCA Inc
4.500% due 02/15/27	10,000	9,850
5.875% due 02/15/26	100,000	103,250
6.500% due 02/15/20	25,000	27,413
7.500% due 02/15/22	390,000	443,625
Hologic Inc 5.250% due 07/15/22 ~	120,000	126,750
IHS Markit Ltd 5.000% due 11/01/22 ~	95,000	99,037
inVentiv Group Holdings Inc 7.500% due 10/01/24 ~	90,000	94,716
Jaguar Holding Co II 6.375% due 08/01/23 ~	245,000	262,762
Kinetic Concepts Inc
7.875% due 02/15/21 ~	30,000	32,625
9.625% due 10/01/21 ~	55,000	58,437
Lamb Weston Holdings Inc 4.625% due 11/01/24 ~	25,000	25,125
Laureate Education Inc 9.250% due 09/01/19 ~	455,000	466,944
Mallinckrodt International Finance SA
4.875% due 04/15/20 ~	50,000	50,438
5.500% due 04/15/25 ~	50,000	45,000
5.625% due 10/15/23 ~	95,000	89,062
MEDNAX Inc 5.250% due 12/01/23 ~	55,000	56,788
MPH Acquisition Holdings LLC 7.125% due 06/01/24 ~	65,000	68,581
Opal Acquisition Inc 8.875% due 12/15/21 ~	20,000	17,200
Pinnacle Foods Finance LLC 5.875% due 01/15/24	35,000	37,275
Post Holdings Inc
5.000% due 08/15/26 ~	75,000	72,000
6.750% due 12/01/21 ~	25,000	26,750
7.750% due 03/15/24 ~	70,000	78,050
8.000% due 07/15/25 ~	35,000	39,375
PRA Holdings Inc 9.500% due 10/01/23 ~	45,000	49,500
Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	80,000	87,300
Ritchie Bros Auctioneers Inc (Canada) 5.375% due 01/15/25 ~	25,000	25,563
Spectrum Brands Inc
5.750% due 07/15/25	130,000	135,525
6.625% due 11/15/22	45,000	48,038
Surgical Care Affiliates Inc 6.000% due 04/01/23 ~	75,000	77,812
Team Health Inc 7.250% due 12/15/23 ~	145,000	165,300
Teleflex Inc 5.250% due 06/15/24	35,000	36,094
Tenet Healthcare Corp
6.000% due 10/01/20	70,000	73,150
6.750% due 06/15/23	30,000	26,475
7.500% due 01/01/22 ~	25,000	26,125
8.125% due 04/01/22	130,000	123,305

	Principal Amount	Value
The Hertz Corp 5.500% due 10/15/24 ~	$30,000	$26,363
The Nature’s Bounty Co 7.625% due 05/15/21 ~	135,000	140,062
The Nielsen Co Luxembourg SARL 5.500% due 10/01/21 ~	50,000	52,063
The ServiceMaster Co LLC 7.450% due 08/15/27	80,000	84,600
The WhiteWave Foods Co 5.375% due 10/01/22	35,000	38,456
TMS International Corp 7.625% due 10/15/21 ~	80,000	76,800
TreeHouse Foods Inc 6.000% due 02/15/24 ~	140,000	147,350
United Rentals North America Inc
5.500% due 05/15/27	25,000	24,844
6.125% due 06/15/23	15,000	15,975
7.625% due 04/15/22	56,000	59,220
Valeant Pharmaceuticals International 6.375% due 10/15/20 ~	95,000	82,086
Valeant Pharmaceuticals International Inc
5.625% due 12/01/21 ~	50,000	39,000
6.125% due 04/15/25 ~	45,000	33,975
7.500% due 07/15/21 ~	75,000	63,844
Vizient Inc 10.375% due 03/01/24 ~	55,000	62,425
WellCare Health Plans Inc 5.750% due 11/15/20	170,000	174,781

		6,142,114

Diversified - 0.0%

HRG Group Inc 7.875% due 07/15/19	140,000	146,037

Energy - 1.0%

Antero Midstream Partners LP 5.375% due 09/15/24 ~	25,000	25,563
Antero Resources Corp
5.375% due 11/01/21	145,000	148,806
5.625% due 06/01/23	55,000	56,581
Blue Racer Midstream LLC 6.125% due 11/15/22 ~	35,000	35,175
Callon Petroleum Co 6.125% due 10/01/24 ~	20,000	20,700
Canbriam Energy Inc (Canada) 9.750% due 11/15/19 ~	115,000	121,325
Cheniere Corpus Christi Holdings LLC 5.875% due 03/31/25 ~	75,000	76,804
Chesapeake Energy Corp
8.000% due 12/15/22 ~	20,000	21,685
8.000% due 01/15/25 ~	50,000	51,188
Concho Resources Inc 5.500% due 04/01/23	365,000	380,074
CrownRock LP 7.750% due 02/15/23 ~	160,000	173,600
CVR Refining LLC 6.500% due 11/01/22	240,000	239,400
Denbury Resources Inc 9.000% due 05/15/21 ~	25,000	27,188
Diamondback Energy Inc
4.750% due 11/01/24 ~	20,000	19,700
5.375% due 05/31/25 ~	50,000	50,410
Endeavor Energy Resources LP
7.000% due 08/15/21 ~	160,000	167,200
8.125% due 09/15/23 ~	40,000	42,900
Energy Transfer Equity LP 5.875% due 01/15/24	140,000	145,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
EP Energy LLC
7.750% due 09/01/22	$55,000	$44,825
8.000% due 11/29/24 ~	35,000	37,790
Extraction Oil & Gas Holdings LLC 7.875% due 07/15/21 ~	65,000	69,875
Great Western Petroleum LLC 9.000% due 09/30/21 ~	75,000	78,375
Gulfport Energy Corp
6.000% due 10/15/24 ~	105,000	107,362
6.625% due 05/01/23	105,000	110,250
Holly Energy Partners LP 6.000% due 08/01/24 ~	20,000	20,950
Matador Resources Co 6.875% due 04/15/23	70,000	73,850
Murphy Oil Corp 6.875% due 08/15/24	20,000	21,350
Murphy Oil USA Inc 6.000% due 08/15/23	190,000	199,025
Newfield Exploration Co 5.625% due 07/01/24	205,000	214,737
Noble Energy Inc 5.625% due 05/01/21	42,000	43,824
Noble Holding International Ltd (United Kingdom) 7.750% due 01/15/24	65,000	61,302
Parsley Energy LLC
5.375% due 01/15/25 ~	45,000	45,378
6.250% due 06/01/24 ~	60,000	63,438
PBF Holding Co LLC 7.000% due 11/15/23 ~	15,000	15,000
PBF Logistics LP 6.875% due 05/15/23	75,000	74,062
PDC Energy Inc 6.125% due 09/15/24 ~	15,000	15,413
Precision Drilling Corp (Canada)
6.500% due 12/15/21	10,000	10,200
7.750% due 12/15/23 ~	5,000	5,300
Rice Energy Inc 7.250% due 05/01/23	55,000	58,575
RSP Permian Inc 6.625% due 10/01/22	130,000	138,125
Sabine Pass Liquefaction LLC
5.000% due 03/15/27 ~	65,000	65,812
5.625% due 02/01/21	115,000	123,625
5.625% due 04/15/23	100,000	106,750
5.625% due 03/01/25	110,000	118,112
5.750% due 05/15/24	200,000	215,500
Seven Generations Energy Ltd (Canada)
6.750% due 05/01/23 ~	90,000	96,300
6.875% due 06/30/23 ~	55,000	58,575
8.250% due 05/15/20 ~	210,000	223,650
SM Energy Co
6.125% due 11/15/22	35,000	35,613
6.500% due 01/01/23	95,000	97,019
6.750% due 09/15/26	25,000	25,875
SunCoke Energy Partners LP 7.375% due 02/01/20	75,000	75,000
Sunoco LP 6.375% due 04/01/23	200,000	203,500
Teine Energy Ltd (Canada) 6.875% due 09/30/22 ~	5,000	5,131
Tesoro Corp 5.375% due 10/01/22	115,000	119,744
Tesoro Logistics LP
5.250% due 01/15/25	25,000	25,625
5.500% due 10/15/19	25,000	26,563
6.250% due 10/15/22	65,000	69,225
The Williams Cos Inc
3.700% due 01/15/23	100,000	97,000
4.550% due 06/24/24	10,000	9,975
5.750% due 06/24/44	15,000	14,625

	Principal Amount	Value
Transocean Inc 9.000% due 07/15/23 ~	$25,000	$25,750
Triangle USA Petroleum Corp 6.750% due 07/15/22 Y ~	60,000	18,300
Whiting Petroleum Corp 5.000% due 03/15/19	15,000	15,134
Williams Partners LP 4.875% due 03/15/24	15,000	15,151

		5,200,109

Financial - 0.3%

Aircastle Ltd 5.000% due 04/01/23	35,000	35,788
Alliance Data Systems Corp
5.875% due 11/01/21 ~	65,000	66,138
6.375% due 04/01/20 ~	55,000	56,031
Alliant Holdings Intermediate LLC 8.250% due 08/01/23 ~	75,000	77,625
Ally Financial Inc 8.000% due 12/31/18	250,000	273,437
Communications Sales & Leasing Inc REIT 8.250% due 10/15/23	20,000	21,300
Equinix Inc REIT 5.875% due 01/15/26	125,000	131,875
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	165,000	164,587
FBM Finance Inc 8.250% due 08/15/21 ~	55,000	58,300
Greystar Real Estate Partners LLC 8.250% due 12/01/22 ~	105,000	114,187
Hub Holdings LLC 8.125% Cash or 8.875% PIK due 07/15/19 ~	75,000	75,187
HUB International Ltd 7.875% due 10/01/21 ~	100,000	105,891
Icahn Enterprises LP
3.500% due 03/15/17	65,000	65,163
6.000% due 08/01/20	65,000	66,706
Intelsat Connect Finance SA (Luxembourg) 12.500% due 04/01/22 ~	36,850	22,847
MGM Growth Properties Operating Partnership LP REIT
4.500% due 09/01/26 ~	40,000	38,600
5.625% due 05/01/24 ~	65,000	68,250
Navient Corp
5.000% due 10/26/20	45,000	46,013
5.500% due 01/15/19	140,000	145,600
Quicken Loans Inc 5.750% due 05/01/25 ~	35,000	34,213
RHP Hotel Properties LP REIT 5.000% due 04/15/23	55,000	55,825
USI Inc 7.750% due 01/15/21 ~	15,000	15,309

		1,738,872

Industrial - 0.4%

Advanced Disposal Services Inc 5.625% due 11/15/24 ~	50,000	49,875
Berry Plastics Corp 6.000% due 10/15/22	45,000	47,813
BlueLine Rental Finance Corp 7.000% due 02/01/19 ~	110,000	107,800
Builders FirstSource Inc
5.625% due 09/01/24 ~	35,000	35,306
10.750% due 08/15/23 ~	34,000	39,185
BWAY Holding Co 9.125% due 08/15/21 ~	78,000	82,680
CBC Ammo LLC (Brazil) 7.250% due 11/15/21 ~	105,000	103,687

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Clean Harbors Inc 5.125% due 06/01/21	$45,000	$46,134
Covanta Holding Corp
5.875% due 03/01/24	40,000	38,600
6.375% due 10/01/22	65,000	66,280
Erickson Air-Crane Inc 6.000% due 11/02/20 Y +	67,270	-
GFL Environmental Inc (Canada) 9.875% due 02/01/21 ~	25,000	27,625
Huntington Ingalls Industries Inc 5.000% due 11/15/25 ~	55,000	57,269
Manitowoc Foodservice Inc 9.500% due 02/15/24	70,000	81,025
Novelis Corp
5.875% due 09/30/26 ~	55,000	55,687
6.250% due 08/15/24 ~	40,000	42,500
Orbital ATK Inc 5.250% due 10/01/21	60,000	62,467
Owens-Brockway Glass Container Inc
5.875% due 08/15/23 ~	120,000	125,325
6.375% due 08/15/25 ~	130,000	137,394
Reynolds Group Issuer Inc (New Zealand) 8.250% due 02/15/21	34,679	35,817
Standard Industries Inc
5.375% due 11/15/24 ~	115,000	118,737
5.500% due 02/15/23 ~	90,000	93,609
6.000% due 10/15/25 ~	110,000	116,325
Tervita Escrow Corp (Canada) 7.625% due 12/01/21 ~	40,000	40,900
The Hillman Group Inc 6.375% due 07/15/22 ~	115,000	108,675
TransDigm Inc
6.000% due 07/15/22	125,000	130,625
6.500% due 07/15/24	120,000	126,150
Vander Intermediate Holding II Corp 9.750% Cash or 10.500% PIK due 02/01/19 ~	63,150	45,310
Watco Cos LLC 6.375% due 04/01/23 ~	70,000	72,800
XPO Logistics Inc 6.125% due 09/01/23 ~	25,000	26,219
Zebra Technologies Corp 7.250% due 10/15/22	170,000	185,725
Zekelman Industries Inc 9.875% due 06/15/23 ~	5,000	5,613

		2,313,157

Technology - 0.4%

Camelot Finance SA (Luxembourg) 7.875% due 10/15/24 ~	25,000	25,937
Change Healthcare Holdings Inc 6.000% due 02/15/21 ~	15,000	15,713
Diamond 1 Finance Corp 7.125% due 06/15/24 ~	150,000	166,552
First Data Corp
5.000% due 01/15/24 ~	30,000	30,272
6.750% due 11/01/20 ~	169,000	175,689
Infor Software Parent LLC 7.125% Cash or 7.875% PIK due 05/01/21 ~	95,000	97,850
Infor US Inc
5.750% due 08/15/20 ~	45,000	47,362
6.500% due 05/15/22	75,000	78,375
Informatica LLC 7.125% due 07/15/23 ~	25,000	23,938
Micron Technology Inc
5.250% due 08/01/23 ~	25,000	25,219
5.625% due 01/15/26 ~	55,000	54,794
7.500% due 09/15/23 ~	85,000	94,350

	Principal Amount	Value
Microsemi Corp 9.125% due 04/15/23 ~	$105,000	$122,850
Rackspace Hosting Inc 8.625% due 11/15/24 ~	95,000	100,790
Riverbed Technology Inc 8.875% due 03/01/23 ~	200,000	213,000
Sensata Technologies UK Financing Co PLC 6.250% due 02/15/26 ~	200,000	210,000
Solera LLC 10.500% due 03/01/24 ~	65,000	73,450
SS&C Technologies Holdings Inc 5.875% due 07/15/23	105,000	109,331
Western Digital Corp
7.375% due 04/01/23 ~	175,000	192,937
10.500% due 04/01/24 ~	175,000	207,375

		2,065,784

Utilities - 0.1%

AmeriGas Partners LP 5.500% due 05/20/25	65,000	65,894
Calpine Corp
5.375% due 01/15/23	170,000	167,025
5.750% due 01/15/25	55,000	53,350
Dynegy Inc
6.750% due 11/01/19	90,000	92,025
7.375% due 11/01/22	65,000	62,400
7.625% due 11/01/24	60,000	55,650
NRG Yield Operating LLC
5.000% due 09/15/26 ~	55,000	52,800
5.375% due 08/15/24	50,000	50,500

		599,644

Total Corporate Bonds & Notes (Cost $28,813,157)		29,592,312

SENIOR LOAN NOTES - 88.7%

Basic Materials - 5.1%

Aruba Investments Inc Term B 4.500% due 02/02/22 §	239,267	239,016
Axalta Coating Systems US Holdings Inc Term B1 3.498% due 02/01/23 §	2,827,565	2,862,910
Emerald Performance Materials LLC (1st Lien) 4.500% due 08/01/21 §	408,642	411,707
Expera Specialty Solutions LLC Term B 5.750% due 10/27/23 §	648,375	651,617
Fairmount Santrol Inc Term B2 4.500% due 09/05/19 §	1,548,000	1,508,817
Flint Group GmbH Term C (Germany) 4.500% due 09/07/21 §	131,735	133,053
Flint Group US LLC Term B2 (1st Lien) 4.500% due 09/07/21 §	796,890	799,214
FMG Resources Property Ltd Term B (Australia) 3.750% due 06/30/19 §	1,681,755	1,687,220
GCP Applied Technologies Inc Term B 4.248% due 02/03/22 §	471,438	476,741
Huntsman International LLC
Term B1
3.533% due 10/01/21 §	523,688	525,651
Term B2
3.914% due 04/01/23 §	1,172,063	1,182,318
Ineos US Finance LLC
3.750% due 05/04/18 §	3,393,968	3,407,544
4.250% due 03/31/22 §	540,370	546,262
Kraton Polymers LLC Term B 6.000% due 01/06/22 § ∞	2,100,000	2,122,313

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Kronos Worldwide Inc 4.000% due 02/18/20 §	$1,195,778	$1,210,725
MacDermid Inc 5.000% due 06/07/23 §	1,319,768	1,337,548
Minerals Technologies Inc Term B1 3.750% due 05/09/21 §	808,205	819,486
New Day Aluminum LLC due 10/28/20 ∞	40,246	-
Noranda Aluminum Acquisition Corp Term B 0.000% due 02/28/19 * § Y +	648,257	115,390
Orion Engineered Carbons GmbH (Germany) 3.998% due 07/25/21 §	399,310	401,681
PolyOne Corp Term B 3.500% due 11/11/22 §	918,240	930,101
PQ Corp 5.250% due 11/04/22 §	1,517,385	1,534,048
Signode Industrial Group US Inc Term B 4.000% due 05/01/21 §	807,106	810,638
Solenis International LP (1st Lien) 4.250% due 07/31/21 §	244,375	245,272
Tata Chemicals North American Inc Term B 3.750% due 08/07/20 §	721,701	721,701
Tronox Pigments BV (Netherlands) 4.500% due 03/19/20 §	1,164,053	1,168,815
Unifrax Corp 4.250% due 11/28/18 §	344,220	343,682
Versum Materials Inc 3.498% due 09/29/23 §	374,063	377,382
Zep Inc 5.000% due 06/26/22 §	295,500	298,086

		26,868,938

Communications - 12.3%

ALM Media Holdings Inc (1st Lien) 5.500% due 07/31/20 §	353,906	335,326
Altice US Finance I Corp Term B (Luxembourg) 3.882% due 01/15/25 §	750,000	759,844
Ancestry.com Operations Inc (1st Lien) 5.250% due 10/19/23 §	1,350,000	1,361,205
Answers Corp (1st Lien) 0.000% due 10/03/21 §	1,824,472	939,603
AP NMT Acquisition BV (1st Lien) (Netherlands) 6.750% due 08/13/21 §	366,563	338,918
Atlantic Broadband Finance LLC Term B 3.250% due 11/30/19 §	824,943	828,552
Auction.com LLC Term B 6.000% due 05/12/19 §	884,250	890,882
Block Communications Inc Term B 4.248% due 11/07/21 §	1,986,239	2,013,550
Campaign Monitor Finance Property Ltd (1st Lien) (Australia) 6.250% due 03/18/21 §	570,352	556,093
CBS Radio Inc Term B 4.500% due 10/17/23 §	747,170	756,505
Charter Communications Operating LLC Term I 3.500% due 01/24/23 §	1,786,500	1,797,789
CommScope Inc
Term B4
3.333% due 01/14/18 §	202,440	203,516
Term B5
3.270% due 12/29/22 §	814,688	823,089
Consolidated Communications Inc Term B 4.000% due 10/04/23 §	225,000	226,758
CSC Holdings LLC 3.876% due 10/11/24 §	2,220,395	2,247,803

	Principal Amount	Value
Cumulus Media Holdings Inc 4.250% due 12/23/20 §	$2,337,657	$1,538,957
EIG Investors Corp 6.480% due 11/09/19 §	3,912,850	3,907,959
Entercom Radio LLC 4.518% due 11/01/23 §	625,000	633,047
Entravision Communications Corp 3.500% due 05/31/20 §	448,979	448,979
Extreme Reach Inc (1st Lien) 7.250% due 02/07/20 §	471,422	473,779
Getty Images Inc Term B 4.750% due 10/18/19 §	2,464,405	2,159,435
Global Healthcare Exchange LLC Term B 5.250% due 08/15/22 §	913,484	923,000
Go Daddy Operating Co LLC Term B 4.250% due 05/13/21 §	2,678,601	2,704,047
Gray Television Inc Term B 3.938% due 06/13/21 §	222,575	225,162
Hubbard Radio LLC Term B 4.250% due 05/27/22 §	508,681	504,653
iHeartCommunications Inc
Term D
7.520% due 01/30/19 §	1,102,586	899,526
Term E
8.270% due 07/30/19 §	354,610	291,667
Infoblox Inc 6.000% due 11/01/23 §	550,000	547,078
Intelsat Jackson Holdings SA Term B2 (Luxembourg) 3.750% due 06/30/19 §	4,525,000	4,388,440
ION Trading Finance Ltd Term B1 (Ireland) 4.250% due 08/11/23 §	1,422,424	1,429,536
IPC Corp Term B 5.500% due 08/06/21 §	1,350,938	1,295,211
JD Power & Associates (1st Lien) 5.250% due 09/07/23 §	448,875	453,364
Match Group Inc Term B1 4.201% due 11/16/22 §	426,563	430,295
MCC Iowa LLC Term J 3.750% due 06/30/21 §	755,625	763,299
Mediacom Illinois LLC Term G 3.500% due 06/30/21 §	415,437	418,553
MH Sub I LLC (1st Lien) 4.750% due 07/08/21 §	1,027,540	1,037,173
Mission Broadcasting Inc Term B2 3.750% due 10/01/20 §	1,202,384	1,215,159
Nexstar Broadcasting Inc Term B2 3.750% due 10/01/20 §	1,363,522	1,378,010
Numericable US LLC Term B7 5.137% due 01/15/24 §	746,250	754,645
ProQuest LLC Term B 5.750% due 10/24/21 §	563,481	566,475
Raycom TV Broadcasting LLC Term B 3.770% due 08/04/21 §	1,066,697	1,064,697
RCN Grande (1st Lien) due 12/02/23 ∞	450,000	453,328
SBA Senior Finance II LLC Term B1 3.270% due 03/24/21 §	1,438,125	1,444,193
Sinclair Television Group Inc
Term B1
3.520% due 07/30/21 §	1,477,500	1,484,427
Term B2 due 01/31/24 ∞	200,000	200,625
Springer Science+Business Media Deutschland GmbH Term B9 (Germany) 4.500% due 08/14/20 §	629,539	630,719
SurveyMonkey Inc Term B 6.250% due 02/05/19 §	613,648	619,785
Telenet International Finance SARL Term AF (Luxembourg) 3.704% due 01/31/25 §	1,225,000	1,234,953

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Telesat Canada Term B3 (Canada) 4.500% due 11/07/23 §	$3,042,375	$3,095,617
Uber Technologies Term B 5.000% due 07/13/23 §	2,094,750	2,110,723
UPC Financing Partnership Term AN 4.080% due 08/31/24 §	2,050,000	2,073,319
Vestcom International Inc (1st Lien) due 12/19/23 ∞	325,000	326,625
Virgin Media Investment Holdings Ltd Term I (United Kingdom) 3.486% due 01/31/25 §	4,150,000	4,174,207
Ziggo Financing Partnership
Term B1
3.500% due 01/15/22 §	1,460,660	1,468,484
Term B2A
3.500% due 01/15/22 §	865,638	870,276
Term B3
3.701% due 01/15/22 §	268,978	270,419

		64,989,279

Consumer, Cyclical - 11.9%

Amaya Holdings BV (1st Lien) (Netherlands) 5.000% due 08/01/21 §	2,356,318	2,369,572
AMC Entertainment Inc
3.399% due 12/15/22 §	1,831,500	1,852,104
Term B
3.511% due 12/15/23 §	325,000	328,555
American Builders & Contractors Supply Co Term B 3.520% due 10/31/23 §	1,600,000	1,617,858
Ascena Retail Group Inc Term B 5.250% due 08/21/22 §	1,295,963	1,265,725
Bass Pro Group LLC
4.000% due 06/05/20 §	1,936,055	1,932,022
Term B
5.970% due 12/16/23 §	800,000	794,071
Bombardier Recreational Products Inc Term B (Canada) 3.750% due 06/30/23 §	2,775,000	2,795,813
Boyd Gaming Corp
Term B
4.000% due 08/14/20 §	120,778	121,770
Term B2
3.756% due 09/15/23 §	523,688	529,579
Caesars Entertainment Operating Co Term B6 0.000% due 03/01/17 § Y	1,059,209	1,173,074
CDS US Intermediate Holdings Inc (1st Lien) 5.000% due 07/08/22 §	865,300	874,169
CityCenter Holdings LLC Term B 4.250% due 10/16/20 §	511,309	517,221
ClubCorp Club Operations Inc 4.000% due 12/15/22 §	1,567,222	1,586,159
CS Intermediate Holdco 2 LLC Term B 3.748% due 10/26/23 §	263,000	266,452
David’s Bridal Inc Term B 5.250% due 10/11/19 § ∞	1,209,666	1,070,555
Dollar Tree Inc Term B3 3.250% due 07/06/22 §	533,300	538,855
Evergreen Acquisition Co 1 LP 5.000% due 07/09/19 §	2,024,220	1,877,464
FCA US LLC Term B
3.270% due 12/31/18 §	992,984	996,704
3.500% due 05/24/17 §	2,306,572	2,315,510

	Principal Amount	Value
Federal-Mogul Holdings Corp
Term B
4.000% due 04/15/18 §	$1,000,000	$998,000
Term C
4.750% due 04/15/21 §	2,307,634	2,288,884
Fender Musical Instruments Corp Term B 5.750% due 04/03/19 §	259,875	259,875
Focus Brands Inc (1st Lien) 5.000% due 10/03/23 §	234,167	238,216
Four Seasons Holdings Inc Term B (Canada) 3.750% due 11/30/23 §	575,000	582,068
Golden Nugget Inc
4.500% due 11/21/19 §	100,125	101,377
Term B
4.500% due 11/21/19 §	233,625	236,545
Harbor Freight Tools USA Inc Term B 3.887% due 08/19/23 §	1,620,938	1,643,352
Horizon Global Corp Term B 7.000% due 06/30/21 §	693,294	706,294
J. Crew Group Inc Term B 4.000% due 03/05/21 §	2,390,052	1,351,376
Kasima LLC Term B 3.489% due 05/17/21 §	364,706	367,441
La Quinta Intermediate Holdings LLC Term B 3.750% due 04/14/21 §	780,425	782,010
Landry’s Inc Term B 4.000% due 10/04/23 §	1,400,000	1,417,150
Libbey Glass Inc Term B 3.750% due 04/09/21 §	302,102	304,683
MPG Holdco I Inc Term B 3.750% due 10/20/21 §	1,749,468	1,756,392
Nelson Education (Canada) 6.000% due 10/01/20 §	1,676,062	921,834
NPC International Inc Term B 4.750% due 12/28/18 §	809,625	813,167
Outerwall Inc (1st Lien) 5.250% due 09/27/23 §	274,313	277,970
Party City Holdings Inc 4.210% due 08/19/22 §	2,145,630	2,162,895
PetSmart Inc Term B2 4.000% due 03/11/22 §	2,281,466	2,292,744
Pier 1 Imports Inc Term B 4.500% due 04/30/21 §	414,375	387,441
Pilot Travel Centers LLC Term B 3.520% due 05/25/23 §	1,223,933	1,235,025
Playa Resorts Holding BV Term B (Netherlands) 4.000% due 08/09/19 §	1,464,274	1,471,595
Rite Aid Corp (2nd Lien) 5.750% due 08/21/20 §	525,000	528,199
Sabre Inc Term B 4.000% due 02/19/19 §	1,100,694	1,112,503
Sage Automotive Holdings Inc (1st Lien) 6.000% due 10/27/22 §	450,000	447,750
Scientific Games International Inc Term B1 6.000% due 10/18/20 §	1,844,923	1,872,366
Seminole Hard Rock Entertainment Inc Term B 3.748% due 05/14/20 §	217,125	218,799
Serta Simmons Bedding LLC (1st Lien) 4.500% due 11/08/23 §	3,775,000	3,812,750
SRAM LLC Term B 4.018% due 04/10/20 §	1,762,692	1,758,286
The Men’s Wearhouse Inc Term B 4.500% due 06/18/21 §	676,199	677,036
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	1,064,339	931,297

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
TI Group Automotive Systems LLC 4.500% due 06/30/22 §	$1,036,875	$1,052,428
Tropicana Entertainment Inc 4.000% due 11/27/20 §	290,250	291,338
Visteon Corp Term B 3.929% due 04/09/21 §	495,833	499,965
Vivid Seats Ltd Term B 6.750% due 10/07/22 §	575,000	572,844
Wesco Aircraft Hardware Corp Term A 3.270% due 10/04/21 §	1,012,188	1,004,596
Yum! Brands Inc Term B (1st Lien) 3.486% due 06/16/23 §	621,875	630,889

		62,830,612

Consumer, Non-Cyclical - 22.4%

ADMI Corp Term B 5.250% due 04/30/22 §	985,000	994,439
AdvancePierre Foods Inc 4.000% due 06/02/23 §	1,571,616	1,596,172
Akorn Inc Term B 5.250% due 04/16/21 §	696,598	707,047
Albany Molecular Research Inc Term B 6.006% due 07/16/21 §	1,189,477	1,205,833
Albertsons LLC
Term B4
3.770% due 08/22/21 §	3,538,062	3,582,563
Term B6
4.061% due 06/22/23 §	1,485,193	1,508,665
Alere Inc Term B 4.250% due 06/18/22 §	1,399,868	1,399,617
Alkermes Inc 3.500% due 09/25/21 §	407,957	411,527
Alliance HealthCare Services Inc Term B 4.250% due 06/03/19 §	1,236,433	1,224,068
AMAG Pharmaceuticals Inc (1st lien) 4.750% due 08/13/21 §	867,188	868,271
Amneal Pharmaceuticals LLC 4.506% due 11/01/19 §	3,088,664	3,092,525
Arbor Pharmaceuticals Inc Term B 6.000% due 07/05/23 §	1,018,594	1,026,233
Ardent Legacy Acquisitions Inc Term B 6.500% due 08/04/21 §	444,375	444,653
Auris Luxembourg III SARL Term B4 (Luxembourg) 4.250% due 01/15/22 §	614,086	619,075
BioClinica Inc (1st Lien) 5.250% due 10/20/23 §	425,000	423,937
Bright Horizons Family Solutions Inc Term B 3.500% due 11/07/23 §	350,000	353,354
BSN Medical Inc Term B1B 4.000% due 08/28/19 §	667,812	668,647
Camelot UK Holding Co Ltd Term B (United Kingdom) 4.750% due 10/03/23 §	723,188	732,951
CareCore National LLC Term B 5.500% due 03/05/21 §	1,908,293	1,882,054
CHG Healthcare Services Inc Term B 4.750% due 06/07/23 §	1,340,498	1,353,306
Clearwater Seafoods Ltd Partnership Term B (Canada) 4.750% due 06/26/19 §	401,539	403,233
Coinamatic Canada Inc (1st Lien) (Canada) 4.250% due 05/14/22 §	112,955	113,238
Community Health Systems Inc Term H 4.000% due 01/27/21 §	4,452,760	4,315,201
Concentra Inc (1st Lien) 4.001% due 06/01/22 §	444,991	447,583
Convatec Inc Term B 3.270% due 10/31/23 §	375,000	377,813

	Principal Amount	Value
Crossmark Holdings Inc (1st Lien) 4.500% due 12/20/19 §	$361,809	$271,357
Del Monte Foods Inc (1st Lien) 4.255% due 02/18/21 §	1,047,881	964,923
DJO Finance LLC 4.250% due 06/08/20 §	1,728,125	1,661,160
Donnelley Financial Solutions Inc Term B 5.000% due 09/30/23 §	278,571	282,750
DPx Holdings BV (Netherlands) 4.250% due 03/11/21 §	706,875	712,545
Drive DeVillbiss Healthcare (1st Lien) due 11/30/23 ∞	450,000	412,875
Endo Luxembourg Finance Co I SARL Term B (Luxembourg) 3.813% due 09/26/22 §	1,779,513	1,789,106
Envision Healthcare Corp Term B 4.000% due 12/01/23 §	3,825,000	3,860,859
Flavors Holdings Inc (1st Lien) 6.750% due 04/03/20 §	599,063	488,236
Garda World Security Corp (Canada)
4.005% due 11/06/20 §	287,004	287,842
Term B
4.005% due 11/06/20 §	1,614,312	1,619,021
Genoa a QoL Healthcare Co LLC (1st Lien) 4.750% due 10/28/23 §	374,063	376,556
Global Payments Inc Term B 3.270% due 04/22/23 §	297,697	300,798
Greatbatch Ltd Term B 5.250% due 10/27/22 §	1,314,237	1,321,137
Grifols Worldwide Operations USA Inc Term B 3.715% due 02/27/21 §	2,776,091	2,798,780
Horizon Pharma Inc Term B
5.000% due 05/07/21 §	2,147,813	2,155,867
5.500% due 05/07/21 §	50,000	50,375
IAP Worldwide Services Inc
1.375% due 07/18/18 § +	67,948	66,895
(2nd Lien) 8.000% due 07/18/19 § +	916,690	733,352
Iasis Healthcare LLC Term B2 4.500% due 05/03/18 §	2,004,300	1,991,773
Indivior Finance SARL Term B (Luxembourg) 7.000% due 12/19/19 §	742,500	748,069
inVentiv Health Inc Term B 4.750% due 11/09/23 §	1,275,000	1,279,582
Jaguar Holding Co II Term B 4.250% due 08/18/22 §	4,131,350	4,177,827
JBS USA LLC
3.750% due 05/25/18 §	3,525,078	3,538,297
3.750% due 09/18/20 §	1,233,563	1,247,440
Term B
4.000% due 10/30/22 §	569,250	574,705
KAR Auction Services Inc Term B2 4.188% due 03/11/21 §	2,377,464	2,396,781
Keurig Green Mountain Inc Term B 5.281% due 03/03/23 §	674,083	685,734
KIK Custom Products Inc Term B 6.000% due 08/26/22 §	1,333,125	1,348,123
Kindred Healthcare Inc 4.250% due 04/09/21 §	3,120,020	3,122,619
KUEHG Corp (1st Lien) 5.250% due 08/12/22 §	962,837	972,867
Laureate Education Inc Term B 5.000% due 06/15/18 §	2,164,168	2,158,758
Live Nation Entertainment Inc Term B 3.313% due 10/26/23 §	1,979,163	2,001,429
LSC Communications Inc Term B 7.000% due 09/30/22 §	725,000	732,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Mallinckrodt International Finance SA (Luxembourg)
Term B
3.498% due 03/19/21 §	$1,215,625	$1,220,292
Term B1
3.748% due 03/19/21 §	928,625	932,605
MMM Holdings Inc 9.750% due 12/12/17 §	478,763	471,582
Monitronics International Inc Term B2 6.500% due 09/30/22 §	867,699	877,732
MPH Acquisition Holdings LLC Term B 5.000% due 06/07/23 §	2,627,479	2,678,153
MSO of Puerto Rico Inc 9.750% due 12/12/17 §	348,058	342,837
Nord Anglia Education Finance LLC 5.000% due 03/31/21 §	1,903,712	1,935,837
Oak Tea Inc Term B1 3.250% due 07/02/22 §	963,027	968,745
Onex Carestream Finance LP (1st Lien) 5.000% due 06/07/19 §	1,348,989	1,316,613
Opal Acquisition Inc Term B 5.000% due 11/27/20 §	1,587,907	1,500,573
Ortho-Clinical Diagnostics Inc Term B 4.750% due 06/30/21 §	2,108,686	2,098,472
Prime Security Services Borrower LLC (1st Lien) 4.250% due 05/02/22 §	972,563	988,671
Quality Care Properties Inc (1st Lien) 6.250% due 10/31/22 §	1,500,000	1,533,750
RadNet Inc Term B 4.750% due 07/01/23 §	888,750	894,305
Rent-A-Center Inc Term B 3.906% due 03/19/21 §	362,313	345,103
RGIS Services LLC Term C 5.500% due 10/18/17 §	1,965,629	1,828,035
Select Medical Corp Series E Term B 6.000% due 06/01/18 §	1,438,949	1,465,030
ServiceMaster Co Term B 3.270% due 11/03/23 §	1,900,000	1,905,700
SGS Cayman LP Term B (Cayman) 6.000% due 04/23/21 §	166,118	164,249
Spectrum Brands Inc 3.320% due 06/23/22 §	1,331,533	1,348,534
Supervalu Inc Term B 5.500% due 03/21/19 §	1,229,932	1,240,502
Sutherland Global Services Inc Term B 6.000% due 04/23/21 §	713,632	705,604
Syniverse Holdings Inc 4.000% due 04/23/19 §	2,110,398	1,857,811
The Hertz Corp Term B 3.500% due 06/30/23 §	646,750	649,580
The Nature’s Bounty Co Term B 5.000% due 05/05/23 §	3,258,625	3,290,195
TNS Inc (1st Lien) 5.000% due 02/14/20 §	633,494	639,829
Valeant Pharmaceuticals International Inc (Canada)
Series A3 Tranche A
4.520% due 10/20/18 §	173,334	173,081
Series C2 Term B
5.250% due 12/11/19 §	1,902,197	1,902,592
Series E Term B
5.250% due 08/05/20 §	3,588,617	3,585,412
WASH Multifamily Laundry Systems LLC (1st Lien) 4.250% due 05/14/22 §	654,140	655,775
Weight Watchers International Inc Term B2 4.074% due 04/02/20 §	2,489,619	2,080,388

		118,480,280

	Principal Amount	Value
Diversified - 0.9%

Citco Funding LLC 4.250% due 06/29/18 §	$2,487,685	$2,493,904
MGOC Inc Term B 4.000% due 07/31/20 §	960,166	961,795
Stena International SARL Term B (Luxembourg) 4.000% due 03/03/21 §	1,239,938	1,080,296

		4,535,995

Energy - 3.1%

Arch Coal Inc 10.000% due 06/15/21 §	397,258	404,540
CITGO Holding Inc Term B 9.500% due 05/12/18 §	646,829	656,855
Citgo Petroleum Corp Term B 4.500% due 07/29/21 §	1,994,898	2,003,127
Crestwood Holdings LLC Term B1 9.000% due 06/19/19 §	452,483	444,564
Drillships Ocean Ventures Inc Term B 5.500% due 07/25/21 §	181,411	143,768
Energy Transfer Equity LP 4.137% due 12/02/19 §	302,059	303,876
Fieldwood Energy LLC
8.000% due 08/31/20 §	175,000	168,000
(1st Lien)
3.875% due 10/01/18 §	2,744,795	2,621,279
8.375% due 09/30/20 §	231,288	200,064
(2nd Lien)
8.375% due 09/30/20 §	318,712	227,879
Granite Acquisition Inc
Term B
5.000% due 12/19/21 §	2,065,134	2,075,030
Term C
5.000% due 12/19/21 §	92,720	93,165
MEG Energy Corp (Canada) 3.750% due 03/31/20 §	2,274,359	2,207,550
Murray Energy Corp Term B2 8.250% due 04/16/20 §	1,539,255	1,474,799
Paragon Offshore Finance Co Term B (Cayman) 5.500% due 07/18/21 * § Y	715,938	264,897
Samson Investment Co (2nd Lien) 0.000% due 09/25/18 § Y	950,000	232,750
Seadrill Partners Finco LLC Term B 4.000% due 02/21/21 §	1,941,941	1,343,177
Sheridan Production Partners I LLC
Term B2
4.450% due 10/01/19 §	1,249,983	1,093,735
Term B2 I-A
4.450% due 10/01/19 §	165,633	144,929
Term B2 I-M
4.500% due 10/01/19 §	101,170	88,523
Sonneborn LLC 4.750% due 12/10/20 §	294,640	295,990
Sonneborn Refined Products BV (Netherlands) 4.750% due 12/10/20 §	51,995	52,234

		16,540,731

Financial - 9.8%

AerCap Holdings NV Term B due 10/31/22 ∞	2,513,333	2,527,471
Alliant Holdings I Inc Term B2 5.253% due 08/12/22 §	323,375	327,417
Americold Realty Operating Partnership LP Term B 5.750% due 12/01/22 §	273,625	277,729

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
AmWINS Group LLC Term B 4.750% due 09/06/19 §	$3,227,843	$3,259,544
Aretec Group Inc
8.000% due 11/23/20 §	1,075,625	1,078,314
(2nd Lien)
3.250% due 05/23/21 §	2,809,014	2,471,933
Armor Holding II LLC (1st Lien) 5.750% due 06/26/20 §	519,266	514,073
AssuredPartners Inc Term B 5.250% due 10/21/22 §	941,897	957,498
Asurion LLC
(2nd Lien)
8.500% due 03/03/21 §	1,425,000	1,446,375
Term B4
5.000% due 08/04/22 §	3,003,796	3,039,466
Term B5
4.750% due 11/03/23 §	1,147,125	1,161,464
Bronco Midstream Funding LLC Term B 5.000% due 08/15/20 §	1,093,195	1,095,928
Corporate Capital Trust Inc Term B 4.250% due 05/20/19 §	826,625	827,121
Cunningham Lindsey U.S. Inc (1st Lien) 5.028% due 12/10/19 §	893,853	757,168
Delos Finance SARL Term B (Luxembourg) 3.748% due 03/06/21 §	2,000,000	2,017,750
DTZ US Borrower LLC (1st Lien) 4.250% due 11/04/21 §	2,686,867	2,700,581
ESH Hospitality Inc Term B 3.770% due 08/30/23 §	2,817,938	2,856,098
Guggenheim Partners LLC 3.500% due 07/21/23 §	1,497,757	1,510,862
Harbourvest Partners LLC 3.381% due 02/04/21 §	1,464,121	1,467,782
IG Investment Holdings LLC Term B 6.000% due 10/29/21 §	2,355,817	2,374,959
Lightstone Generation LLC
Term B due 11/22/23 ∞	890,217	903,571
Term C due 11/22/23 ∞	84,783	86,054
MCS AMS Sub-Holdings LLC Term B 7.500% due 10/15/19 §	377,031	352,524
Medley LLC 6.500% due 06/15/19 § +	193,455	180,783
MIP Delaware LLC Term B1 4.000% due 03/09/20 §	365,027	367,308
New Millennium HoldCo Inc 7.500% due 12/21/20 §	383,337	193,585
NFP Corp Term B due 12/09/23 ∞	275,000	278,037
NXT Capital Inc 5.500% due 11/22/22 §	1,375,000	1,393,906
Ocwen Financial Corp Term B 6.000% due 12/05/20 §	250,000	253,229
PGX Holdings Inc (1st Lien) 6.250% due 09/29/20 §	429,960	430,632
RE/MAX International Inc Term B 3.713% due 12/09/23 §	1,770,115	1,774,540
RHP Hotel Properties LP REIT Term B 3.750% due 01/15/21 §	560,625	566,465
Salient Partners LP 9.500% due 05/19/21 §	655,958	628,080
Sheridan Investment Partners II LP
Term A
4.440% due 12/16/20 §	76,475	61,944
Term B
4.440% due 12/16/20 §	549,754	445,301
Term M
4.440% due 12/16/20 §	28,521	23,102

	Principal Amount	Value
Toys ‘R’ Us Property Co I LLC Term B 6.000% due 08/21/19 §	$1,300,000	$1,275,083
UFC Holdings LLC (1st Lien) 5.000% due 08/18/23 §	1,275,000	1,291,070
USI Inc Term B 4.250% due 12/27/19 §	2,144,773	2,155,943
VF Holding Corp 4.250% due 06/30/23 §	1,446,375	1,453,607
Walker & Dunlop Inc Term B 5.250% due 12/11/20 §	2,973,448	2,988,316
Walter Investment Management Corp 4.750% due 12/18/20 §	2,699,234	2,566,805

		52,339,418

Industrial - 12.1%

Advanced Disposal Services Inc Term B3 3.500% due 11/10/23 §	1,307,333	1,320,952
Ameriforge Group Inc (1st Lien) 5.000% due 12/19/19 §	1,458,653	779,468
Apex Tool Group LLC Term B 4.500% due 01/31/20 §	2,733,609	2,703,996
BE Aerospace Inc Term B 3.893% due 12/16/21 §	797,455	802,558
Berry Plastics Group Inc
Term D
3.500% due 02/08/20 §	3,400,086	3,429,449
Term H
3.750% due 10/01/22 §	835,604	844,274
CPG International Inc 4.750% due 09/30/20 §	1,456,112	1,472,493
CPI Buyer LLC (1st Lien) 5.500% due 08/15/21 §	1,159,024	1,145,984
CPM Holdings Inc Term B 6.000% due 04/11/22 §	221,625	225,226
Dayco Products LLC Term B 5.250% due 12/12/19 §	1,288,278	1,289,889
Delachaux SA Term B2 (France) 4.500% due 10/28/21 §	344,551	332,635
Doosan Infracore International Inc Term B 4.500% due 05/28/21 §	1,736,701	1,764,879
Dynacast International LLC Term B 4.500% due 01/28/22 §	540,871	544,928
Electrical Components International Inc Term B 5.750% due 05/28/21 §	366,504	368,337
EnergySolutions LLC 6.750% due 05/29/20 §	596,250	603,703
EWT Holdings III Corp
(1st Lien)
4.750% due 01/15/21 §	639,415	645,809
5.500% due 01/15/21 §	496,250	503,694
Excelitas Technologies Corp (1st Lien) 6.000% due 10/31/20 §	646,136	636,444
Filtration Group Corp (1st Lien) 4.250% due 11/21/20 § ∞	329,145	330,722
Flex Acquisition Co Inc (1st Lien) 4.250% due 12/23/23	1,200,000	1,213,126
Gardner Denver Inc 4.558% due 07/30/20 §	2,401,237	2,380,226
Gates Global Inc Term B 4.250% due 07/06/21 §	3,188,609	3,195,586
Gemini HDPE LLC Term B 4.750% due 08/07/21 §	366,571	371,305
Generac Power Systems Inc Term B 3.596% due 05/31/23 §	1,083,833	1,093,542
GFL Environmental Inc Term B (Canada) 3.750% due 09/29/23 §	1,496,250	1,500,926
Global Brass & Copper Inc Term B 5.250% due 07/18/23 §	523,688	533,834
Henry Co LLC Term B 5.500% due 10/05/23 §	175,000	177,187

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Kenan Advantage Group Inc
4.000% due 07/31/22 §	$322,946	$324,157
Term B
4.000% due 07/31/22 §	99,170	99,542
Manitowoc Foodservice Inc Term B 5.750% due 03/03/23 §	761,538	775,817
Milacron LLC Term B 4.250% due 09/28/20 §	924,384	934,182
Neenah Foundry Co 7.750% due 04/26/19 §	371,642	369,784
Paladin Brands Holding Inc Term B 7.250% due 08/16/19 §	1,155,075	1,069,889
Pelican Products Inc 5.250% due 04/10/20 §	450,543	450,543
Quikrete Holdings Inc (1st Lien) 4.000% due 11/15/23 § ∞	1,650,000	1,668,562
Rexnord LLC Term B 3.750% due 08/21/23 §	3,464,299	3,484,870
Reynolds Group Holdings Inc 4.250% due 02/05/23 §	4,073,584	4,123,115
SIG Combibloc Acquisition Inc 4.000% due 03/13/22 §	1,812,464	1,825,554
Silver II US Holdings LLC 4.000% due 12/13/19 §	2,012,109	1,907,731
Southwire Co 3.250% due 02/10/21 §	313,364	315,453
STS Operating Inc 4.750% due 02/12/21 §	238,285	225,775
Summit Materials Cos I LLC Term B 4.000% due 07/17/22 §	1,317,004	1,328,734
Tecomet Inc (1st Lien) 5.750% due 12/05/21 §	931,000	933,327
TransDigm Inc
Term C
3.956% due 02/28/20 §	1,837,947	1,855,305
Term D
3.983% due 06/04/21 §	1,584,375	1,597,248
Term F
3.770% due 06/09/23 §	2,352,769	2,378,256
Trinseo Materials Operating SCA Term B (Luxembourg) 4.250% due 11/05/21 §	1,723,750	1,744,866
WireCo WorldGroup Inc (1st Lien) 6.500% due 09/30/23 §	374,063	377,179
Zebra Technologies Corp Term B 3.434% due 10/27/21 §	943,753	953,928
Zekelman Industries Inc Term B 6.000% due 06/14/21 §	4,915,211	4,976,651

		63,931,640

Technology - 9.1%

Aptean Inc (1st Lien) due 12/24/22 ∞	500,000	506,250
Ascend Learning LLC Term B 5.500% due 07/31/19 §	995,469	1,004,595
Avago Technologies Cayman Ltd Term B3 (Cayman) 3.704% due 02/01/23 §	223,875	227,303
Avast Software BV 5.000% due 09/30/22 §	1,209,688	1,227,228
CCC Information Services Inc 4.000% due 12/20/19 §	1,475,180	1,479,329
Cypress Semiconductor Corp Term B 6.500% due 07/05/21 §	666,563	678,505
EMC Corp (1st Lien) due 12/22/22 ∞	725,000	715,938
Emdeon Business Services LLC Term B2 3.750% due 11/02/18 §	1,672,458	1,677,858
Entegris Inc Term B 2.750% due 04/30/21 §	203,348	205,551

	Principal Amount	Value
First Data Corp 3.756% due 07/10/22 §	$1,959,202	$1,983,202
Hyland Software Inc 4.750% due 07/01/22 §	2,461,272	2,478,413
Infor US Inc Term B5 3.750% due 06/03/20 §	2,984,796	2,991,014
Informatica Corp 4.500% due 08/05/22 §	1,950,313	1,943,869
Information Resources Inc Term B 5.558% due 09/30/20 §	1,939,525	1,941,185
Kronos Inc (1st Lien) 5.000% due 11/01/23 §	3,675,000	3,713,588
Lattice Semiconductor Corp 5.506% due 03/10/21 §	439,998	439,448
M/A-COM Technology Solutions Holdings Inc 4.628% due 05/07/21 §	663,099	670,559
MA FinanceCo LLC
Term B
4.520% due 11/19/21 §	2,160,865	2,187,876
Term C
4.520% due 11/20/19 §	807,500	817,449
Magic Newco LLC (1st Lien) 5.000% due 12/12/18 §	1,700,599	1,713,202
Mitel US Holdings Inc 5.500% due 04/29/22 §	537,862	544,810
MTS Systems Corp Term B 5.000% due 07/05/23 §	822,938	838,882
NXP BV (Netherlands)
Term D
3.270% due 01/11/20 §	1,499,625	1,508,060
Term F
3.270% due 12/07/20 §	784,505	789,654
Press Ganey Holdings Inc (1st Lien) 4.250% due 10/21/23 §	475,000	479,008
Quintiles IMS Inc Term B 3.500% due 03/17/21 §	3,312,937	3,339,854
Renaissance Learning Inc (1st Lien) 4.500% due 04/09/21 §	2,504,188	2,513,188
Rocket Software Inc (1st Lien) 5.250% due 10/14/23 §	723,188	731,259
SkillSoft Corp (1st Lien) 5.837% due 04/28/21 §	2,790,787	2,558,803
SS&C Technologies Inc
Term B1
4.001% due 07/08/22 §	1,493,475	1,514,411
Term B2
4.002% due 07/08/22 §	152,405	154,541
Syncsort Inc (1st Lien) 6.250% due 12/09/22 §	450,000	448,313
Veritas US Inc Term B1 6.625% due 01/27/23 §	1,341,119	1,241,094
Wall Street Systems Delaware Inc Term B 4.750% due 08/23/23 §	944,372	947,176
Western Digital Corp Term B1 4.520% due 04/29/23 §	1,950,200	1,979,801

		48,191,216

Utilities - 2.0%

Calpine Construction Finance Co LP Term B2 3.270% due 01/31/22 §	460,721	460,721
Calpine Corp
(1st Lien)
2.520% due 11/04/17 §	525,000	525,984
Term B5
3.750% due 05/27/22 §	2,758,000	2,773,514
Dynegy Holdings Inc Term B2 4.000% due 04/23/20 §	795,487	799,547
Energy Future Intermediate Holding Co LLC 4.250% due 06/30/17 §	1,500,000	1,511,625

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Invenergy Thermal Operating I LLC Term B 6.500% due 10/19/22 §	$411,966	$399,607
Lonestar Generation LLC Term B 5.474% due 02/22/21 §	1,702,025	1,625,434
Longview Power LLC Term B 7.000% due 04/13/21 §	1,206,625	1,069,371
Southcross Holdings Borrower LP Term B 4.500% due 04/13/23 §	47,505	37,054
The Dayton Power & Light Co Term B 4.000% due 08/24/22 §	350,000	356,016
TPF II Power LLC Term B 5.000% due 10/02/21 §	1,072,090	1,082,811

		10,641,684

Total Senior Loan Notes (Cost $474,687,570)		469,349,793

SHORT-TERM INVESTMENT - 4.1%

Repurchase Agreement - 4.1%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $21,814,592; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $22,251,402)	21,814,520	21,814,520

Total Short-Term Investment (Cost $21,814,520)		21,814,520

TOTAL INVESTMENTS - 98.8% (Cost $526,150,809)		522,521,720

OTHER ASSETS & LIABILITIES, NET - 1.2%		6,482,800

NET ASSETS - 100.0%		$529,004,520

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.9%
Communications	13.5%
Consumer, Cyclical	12.6%
Industrial	12.5%
Financial	10.2%
Technology	9.5%
Basic Materials	5.4%
Short-Term Investment	4.1%
Energy	4.1%
Others (each less than 3.0%)	3.0%

98.8%
Other Assets & Liabilities, Net	1.2%

100.0%

(b)	Investments with a total aggregate value of $2,842,702 or 0.5% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Investments with a total aggregate value of $1,804,411 or 0.3% of the Fund’s net assets were in default as of December 31, 2016.

(d)	Pursuant to the terms of the following senior loan agreements, the Fund had unfunded loan commitments of $893,552 or 0.2% of the net assets as of December 31, 2016, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitments	Value	Unrealized Appreciation (Depreciation)
Filtration Group Corp	$259,332	$261,880	$2,548
IAP Worldwide Services Inc +	611,535	602,056	(9,479)
Kenan Advantage Group Inc	22,685	22,755	70

	$893,552	$886,691	($6,861)

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$9,835	$9,835	$-	$-
	Common Stocks
	Basic Materials	11,323	11,323	-	-
	Consumer, Non-Cyclical	1,229,724	85,498	-	1,144,226
	Energy	3,915	3,915	-	-
	Financial	491,231	-	-	491,231
	Utilities	19,067	19,067	-	-

	Total Common Stocks	1,755,260	119,803	-	1,635,457

	Corporate Bonds & Notes	29,592,312	-	29,592,312	-
	Senior Loan Notes	469,349,793	-	462,291,887	7,057,906
	Short-Term Investment	21,814,520	-	21,814,520	-
	Unfunded Loan Commitments (1)	886,691	-	284,635	602,056

	Total	$523,408,411	$129,638	$513,983,354	$9,295,419

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2016:

	Convertible Preferred Stocks	Common Stocks	Corporate Bonds & Notes	Senior Loan Notes and Unfunded Loan Commitments	Total
Value, Beginning of Year	$60,798	$658,886	$36,879	$15,432,001	$16,188,564
Purchases	-	217,826	100	2,437,962	2,655,888
Sales (Includes Paydowns)	-	-	(17,548)	(7,055,401)	(7,072,949)
Accrued Discounts (Premiums)	-	-	1,755	198,935	200,690
Net Realized Gains (Losses)	(319,501)	(173,868)	2,863	(3,061,376)	(3,551,882)
Change in Net Unrealized Appreciation (Depreciation)	258,703	1,018,111	(24,049)	3,345,267	4,598,032
Transfers In	-	-	-	2,194,873	2,194,873
Transfers Out	-	(85,498)	-	(5,832,299)	(5,917,797)

Value, End of Year	$-	$1,635,457	$-	$7,659,962	$9,295,419

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$-	$1,163,550	($23,949)	($227,299)	$912,302

(1)	See note (d) in Notes to Schedule of Investments.

Additional information about Level 3 fair value measurements as of December 31, 2016 was as follows:

	Value at 12/31/16	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs	Weighted Average
Common Stocks	$1,144,226	Discounted Cash Flow	Projected revenue growth	0.8%	NA
			Projected EBITDA Multiple	6.5x	NA
			Discount for lack of marketability	40.0%	NA
			Discount rate	7.9%	NA
			Projected EBITDA growth	4.6%	NA
Senior Loan Notes and Unfunded Loan Commitment	1,698,477	Discounted Cash Flow	Discount for lack of marketability	20.0%	NA
			Projected revenue growth	1.0%	NA
			Projected EBITDA growth	4.6%	NA
			Discount rate	7.9%	NA
			EBITDA Multiple	6.5x	NA
		Liquidation-Sales Analysis	Estimated amount of liquidation proceeds	58.1	NA
			Estimated recovery percentage	74.3%	NA
		Demand Yield Model	Spread to LIBOR	(1.6%) - 1.0%	(0.2%)

A significant increase in the discount for lack of marketability, probability of default, or spread to LIBOR, and discount rate could result in a decrease to the fair value measurement. A significant increase in estimated liquidation value, projected revenue growth, projected EBITDA growth/margin, or EBITDA multiples could result in an increase to the fair value measurement. Conversely, significant movements in the opposite direction in each of these unobservable inputs could have the inverse effect on the fair value measurement.

Demand Yield: In fair valuing a senior loan note, the investment adviser utilizes one or more of the valuation techniques to assess the likelihood that the borrower will make a full repayment of the loan underlying such senior loan note relative to yields on other senior loan notes issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the senior loan note.

All other significant unobservable inputs with a total aggregate value of $491,231 in common stocks and $5,961,485 in senior loan notes were provided by a single broker quote.

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$115,390	2	3	Vendor Price (Observable inputs)	Methodology Approved by the Trustee Valuation Committee (unobservable inputs)
2,079,483	2	3	Vendor Price (Observable inputs)	Unobservable Single Broker Quote
85,498	3	1	Methodology Approved by the Trustee Valuation Committee (unobservable inputs)	Unadjusted Exchange-Traded Price
5,303,388	3	2	Unobservable Single Broker Quote	Vendor Price (Observable inputs)
528,911	3	2	Methodology Approved by the Trustee Valuation Committee (unobservable inputs)	Vendor Price (Observable inputs)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 1.9%

Consumer, Cyclical - 1.1%

CalAtlantic Group Inc	28,512	$969,693
Cedar Fair LP	45,330	2,910,186
Las Vegas Sands Corp	23,700	1,265,817
Lennar Corp ‘A’	14,440	619,909
MGM Resorts International *	47,970	1,382,975
Six Flags Entertainment Corp	44,476	2,666,781

		9,815,361

Energy - 0.2%

Sunoco LP	50,630	1,361,441

Financial - 0.4%

Bank of America Corp	164,670	3,639,207

Industrial - 0.2%

Allegion PLC	27,340	1,749,760

Utilities - 0.0%

NRG Energy Inc	20,410	250,227

Total Common Stocks (Cost $14,539,068)		16,815,996

CLOSED-END MUTUAL FUNDS - 1.6%

Eaton Vance Senior Income Trust	509,459	3,403,186
First Trust Senior Floating Rate Income Fund II	117,483	1,624,790
Invesco Senior Income Trust	1,043,103	4,839,998
Voya Prime Rate Trust	714,112	3,956,180

Total Closed-End Mutual Funds (Cost $14,083,440)		13,824,154

	Principal Amount
CORPORATE BONDS & NOTES - 89.0%

Basic Materials - 4.6%

ArcelorMittal (Luxembourg) 8.000% due 10/15/39	$4,900,000	5,401,466
Blue Cube Spinco Inc 9.750% due 10/15/23	3,600,000	4,302,000
Constellium NV (Netherlands)
7.875% due 04/01/21 ~	1,500,000	1,618,125
8.000% due 01/15/23 ~	2,000,000	2,090,000
Freeport-McMoRan Inc
3.550% due 03/01/22	6,400,000	5,984,000
6.875% due 02/15/23 ~	3,175,000	3,349,625
Glencore Finance Canada Ltd (Switzerland) 4.250% due 10/25/22 ~	3,100,000	3,173,808
Glencore Funding LLC (Switzerland) 4.125% due 05/30/23 ~	3,925,000	3,955,403
Hexion Inc
6.625% due 04/15/20	850,000	756,500
8.875% due 02/01/18	3,500,000	3,500,000
Teck Resources Ltd (Canada)
3.750% due 02/01/23	1,475,000	1,399,406
8.000% due 06/01/21 ~	2,175,000	2,397,938
Tronox Finance LLC 6.375% due 08/15/20	3,350,000	3,149,000

		41,077,271

	Principal Amount	Value
Communications - 14.1%

Altice Financing SA (Luxembourg) 7.500% due 05/15/26 ~	$2,475,000	$2,580,188
Altice US Finance I Corp 5.500% due 05/15/26 ~	3,350,000	3,425,375
CCO Holdings LLC
5.375% due 05/01/25 ~	6,000,000	6,195,000
5.500% due 05/01/26 ~	900,000	920,250
5.750% due 09/01/23	3,050,000	3,194,875
5.875% due 04/01/24 ~	4,450,000	4,761,500
Cequel Communications Holdings I LLC
5.125% due 12/15/21 ~	2,600,000	2,658,500
6.375% due 09/15/20 ~	2,813,000	2,904,422
Clear Channel Worldwide Holdings Inc
6.500% due 11/15/22	2,468,000	2,535,870
7.625% due 03/15/20	2,625,000	2,633,190
CommScope Technologies Finance LLC 6.000% due 06/15/25 ~	3,050,000	3,248,250
CSC Holdings LLC
6.625% due 10/15/25 ~	4,100,000	4,489,500
10.875% due 10/15/25 ~	2,600,000	3,100,500
DISH DBS Corp
5.125% due 05/01/20	2,850,000	2,956,875
7.750% due 07/01/26	875,000	988,750
Frontier Communications Corp
8.875% due 09/15/20	1,675,000	1,790,156
10.500% due 09/15/22	2,250,000	2,373,863
iHeartCommunications Inc
10.000% due 01/15/18	1,950,000	1,462,500
11.250% due 03/01/21	3,000,000	2,302,500
Intelsat Jackson Holdings SA (Luxembourg)
7.250% due 10/15/20	3,850,000	3,003,000
8.000% due 02/15/24 ~	1,700,000	1,755,250
Intelsat Luxembourg SA (Luxembourg) 7.750% due 06/01/21	839,000	278,968
Lamar Media Corp 5.750% due 02/01/26	4,025,000	4,251,406
Level 3 Communications Inc 5.750% due 12/01/22	2,500,000	2,575,000
Level 3 Financing Inc 5.250% due 03/15/26 ~	4,425,000	4,391,812
Outfront Media Capital LLC
5.250% due 02/15/22	2,375,000	2,472,969
5.875% due 03/15/25	5,774,000	6,069,917
SFR Group SA (France) 7.375% due 05/01/26 ~	4,075,000	4,176,875
Sprint Corp
7.250% due 09/15/21	12,200,000	12,993,000
7.625% due 02/15/25	7,450,000	7,850,437
T-Mobile USA Inc
6.000% due 04/15/24	900,000	950,625
6.250% due 04/01/21	1,400,000	1,459,500
6.375% due 03/01/25	900,000	964,125
6.500% due 01/15/26	1,000,000	1,083,750
6.625% due 04/01/23	7,000,000	7,437,500
6.633% due 04/28/21	4,000,000	4,185,000
6.836% due 04/28/23	250,000	268,438
Virgin Media Secured Finance PLC (United Kingdom) 5.500% due 08/15/26 ~	5,050,000	5,050,000

		125,739,636

Consumer, Cyclical - 16.9%

99 Cents Only Stores LLC 11.000% due 12/15/19	6,021,000	4,169,543
Air Canada Pass-Through Trust ‘B’ (Canada) 5.375% due 11/15/22 ~	2,039,238	2,092,768

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
American Airlines Pass-Through Trust ‘B’
5.250% due 07/15/25	$4,983,991	$5,114,821
5.625% due 01/15/21 ~	1,494,296	1,548,464
American Builders & Contractors Supply Co Inc 5.750% due 12/15/23 ~	3,150,000	3,252,375
Beazer Homes USA Inc
5.750% due 06/15/19	5,475,000	5,694,000
7.250% due 02/01/23	2,050,000	2,091,000
Caesars Entertainment Operating Co Inc
9.000% due 02/15/20 Y	1,450,747	1,508,777
11.250% due 06/01/17 Y	2,459,834	2,515,180
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/20	5,775,000	6,078,187
11.000% due 10/01/21	2,225,000	2,441,938
Caesars Growth Properties Holdings LLC 9.375% due 05/01/22	2,000,000	2,165,000
CalAtlantic Group Inc
5.375% due 10/01/22	6,770,000	6,939,250
6.250% due 12/15/21	4,000,000	4,330,000
Carrols Restaurant Group Inc 8.000% due 05/01/22	4,075,000	4,411,187
CEC Entertainment Inc 8.000% due 02/15/22	8,450,000	8,661,250
Cedar Fair LP 5.375% due 06/01/24	7,675,000	7,943,625
ClubCorp Club Operations Inc 8.250% due 12/15/23 ~	4,650,000	4,952,250
Dollar Tree Inc 5.750% due 03/01/23	3,750,000	3,989,325
Hilton Grand Vacations Borrower LLC 6.125% due 12/01/24 ~	4,100,000	4,279,375
IHO Verwaltungs GmbH (Germany)
4.125% Cash or 4.875% PIK due 09/15/21 ~	800,000	810,000
4.500% Cash or 5.250% PIK due 09/15/23 ~	800,000	784,000
4.750% Cash or 5.500% PIK due 09/15/26 ~	2,100,000	2,031,750
Jack Ohio Finance LLC
6.750% due 11/15/21 ~	3,875,000	3,933,125
10.250% due 11/15/22 ~	2,325,000	2,371,500
Jaguar Land Rover Automotive PLC (United Kingdom) 5.625% due 02/01/23 ~	4,450,000	4,655,812
Landry’s Inc 6.750% due 10/15/24 ~	1,500,000	1,526,250
Lennar Corp
4.750% due 05/30/25	3,850,000	3,773,000
4.875% due 12/15/23	1,800,000	1,791,000
Lions Gate Entertainment Corp 5.875% due 11/01/24 ~	1,575,000	1,606,500
MGM Resorts International 6.000% due 03/15/23	4,375,000	4,735,937
Modular Space Corp 10.250% due 01/31/19 Y ~	5,350,000	2,982,625
Neiman Marcus Group Ltd LLC 8.750% Cash or 9.500% PIK due 10/15/21 ~	3,525,000	2,511,563
Norwegian Air Shuttle Pass-Through Trust ‘B’ (Norway) 7.500% due 05/10/25 ~	1,400,000	1,408,750
NPC International Inc 10.500% due 01/15/20	5,550,000	5,730,375
Party City Holdings Inc 6.125% due 08/15/23 ~	5,000,000	5,250,000
PetSmart Inc 7.125% due 03/15/23 ~	4,440,000	4,539,900

	Principal Amount	Value
The Men’s Wearhouse Inc 7.000% due 07/01/22	$2,000,000	$1,970,000
The Scotts Miracle-Gro Co 5.250% due 12/15/26 ~	175,000	175,438
United Airlines Pass-Through Trust ‘B’
4.625% due 03/03/24	1,718,031	1,758,835
4.750% due 10/11/23	1,269,765	1,271,352
US Airways Pass-Through Trust ‘B’ 5.375% due 05/15/23	4,110,869	4,362,659
Virgin Australia Pass-Through Trust (Australia) 6.000% due 04/23/22 ~	487,615	494,822
ZF North America Capital Inc (Germany) 4.500% due 04/29/22 ~	5,000,000	5,175,000

		149,828,508

Consumer, Non-Cyclical - 13.2%

Ahern Rentals Inc 7.375% due 05/15/23 ~	4,850,000	4,098,250
Albertsons Cos LLC
5.750% due 03/15/25 ~	750,000	744,375
6.625% due 06/15/24 ~	1,450,000	1,515,250
CHS/Community Health Systems Inc
6.875% due 02/01/22	6,800,000	4,760,000
8.000% due 11/15/19	925,000	772,375
DPx Holdings BV 7.500% due 02/01/22 ~	5,280,000	5,590,200
HCA Inc
5.250% due 04/15/25	15,950,000	16,687,687
5.250% due 06/15/26	2,450,000	2,538,813
Herc Rentals Inc 7.500% due 06/01/22 ~	3,500,000	3,705,625
IHS Markit Ltd 5.000% due 11/01/22 ~	5,350,000	5,577,375
inVentiv Group Holdings Inc 7.500% due 10/01/24 ~	375,000	394,650
Jaguar Holding Co II 6.375% due 08/01/23 ~	4,325,000	4,638,563
JBS Investments GmbH (Brazil)
7.250% due 04/03/24 ~	2,500,000	2,625,000
7.750% due 10/28/20 ~	5,300,000	5,651,390
JBS USA LUX SA (Brazil) 7.250% due 06/01/21 ~	1,050,000	1,094,625
Live Nation Entertainment Inc
4.875% due 11/01/24 ~	750,000	753,750
5.375% due 06/15/22 ~	6,600,000	6,864,000
MEDNAX Inc 5.250% due 12/01/23 ~	4,775,000	4,930,187
Post Holdings Inc 7.750% due 03/15/24 ~	5,000,000	5,575,000
Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	1,950,000	2,127,938
Tenet Healthcare Corp
5.000% due 03/01/19	675,000	661,500
6.750% due 02/01/20	2,750,000	2,633,125
6.750% due 06/15/23	3,500,000	3,088,750
7.500% due 01/01/22 ~	400,000	418,000
8.000% due 08/01/20	2,050,000	2,024,375
The ADT Corp 6.250% due 10/15/21	5,625,000	6,131,250
TMS International Corp 7.625% due 10/15/21 ~	5,775,000	5,544,000
United Rentals North America Inc 5.500% due 05/15/27	3,475,000	3,453,281
Universal Health Services Inc
4.750% due 08/01/22 ~	1,500,000	1,526,250
5.000% due 06/01/26 ~	1,500,000	1,470,000
Valeant Pharmaceuticals International Inc
6.375% due 10/15/20 ~	9,350,000	8,078,961
7.500% due 07/15/21 ~	2,500,000	2,128,125

		117,802,670

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Energy - 12.7%

Callon Petroleum Co 6.125% due 10/01/24 ~	$3,700,000	$3,829,500
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/25 ~	1,475,000	1,510,489
7.000% due 06/30/24 ~	1,100,000	1,196,250
Chesapeake Energy Corp 8.000% due 12/15/22 ~	2,260,000	2,450,405
Continental Resources Inc 3.800% due 06/01/24	2,500,000	2,318,750
Diamondback Energy Inc 5.375% due 05/31/25 ~	750,000	756,150
Energy Transfer Equity LP 5.875% due 01/15/24	3,650,000	3,786,875
Ensco PLC
4.700% due 03/15/21	975,000	942,747
5.750% due 10/01/44	1,450,000	1,058,500
EP Energy LLC
6.375% due 06/15/23	3,500,000	2,782,500
7.750% due 09/01/22	2,025,000	1,650,375
8.000% due 11/29/24 ~	350,000	377,895
Halcon Resources Corp
8.625% due 02/01/20 ~	475,000	496,375
12.000% due 02/15/22 ~	2,920,000	3,197,400
Hilcorp Energy I LP 5.750% due 10/01/25 ~	3,000,000	3,052,500
MEG Energy Corp (Canada) 6.500% due 03/15/21 ~	4,620,000	4,296,600
Newfield Exploration Co 5.375% due 01/01/26	4,800,000	4,918,080
Noble Holding International Ltd (United Kingdom) 7.750% due 01/15/24	1,900,000	1,791,890
Parsley Energy LLC 5.375% due 01/15/25 ~	3,750,000	3,781,500
PDC Energy Inc 6.125% due 09/15/24 ~	1,850,000	1,900,875
Precision Drilling Corp (Canada)
6.625% due 11/15/20	1,076,238	1,097,762
7.750% due 12/15/23 ~	1,800,000	1,908,000
QEP Resources Inc
5.375% due 10/01/22	2,600,000	2,619,500
6.875% due 03/01/21	2,400,000	2,562,000
Range Resources Corp 5.875% due 07/01/22 ~	1,825,000	1,907,125
Rice Energy Inc 7.250% due 05/01/23	2,725,000	2,902,125
Rose Rock Midstream LP 5.625% due 11/15/23	4,650,000	4,557,000
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	12,675,000	13,609,781
Sanchez Energy Corp 7.750% due 06/15/21	2,225,000	2,275,062
SESI LLC 7.125% due 12/15/21	2,750,000	2,811,875
Summit Midstream Holdings LLC 5.500% due 08/15/22	3,100,000	3,038,000
Sunoco LP
5.500% due 08/01/20	3,700,000	3,778,625
6.250% due 04/15/21	1,500,000	1,531,875
Targa Resources Partners LP
5.125% due 02/01/25 ~	1,850,000	1,843,063
5.375% due 02/01/27 ~	750,000	746,250
6.750% due 03/15/24	1,950,000	2,101,125
Tesoro Logistics LP 5.250% due 01/15/25	3,675,000	3,766,875
Transocean Inc
6.500% due 11/15/20	1,450,000	1,442,750
7.500% due 04/15/31	1,935,000	1,644,750

	Principal Amount	Value
Weatherford International Ltd 8.250% due 06/15/23	$2,650,000	$2,703,000
Whiting Petroleum Corp 6.250% due 04/01/23	3,775,000	3,793,875
WPX Energy Inc 6.000% due 01/15/22	3,700,000	3,811,000

		112,547,074

Financial - 8.0%

AAF Holdings LLC 12.000% Cash or 12.750% PIK due 07/01/19 ~	2,420,228	2,510,987
AerCap Ireland Capital Ltd (Netherlands)
4.250% due 07/01/20	1,500,000	1,545,000
5.000% due 10/01/21	2,350,000	2,476,312
Ally Financial Inc
4.250% due 04/15/21	2,650,000	2,681,469
5.750% due 11/20/25	9,725,000	9,737,156
Avation Capital SA (United Kingdom) 7.500% due 05/27/20 ~	4,700,000	4,676,500
Equinix Inc REIT
4.875% due 04/01/20	2,500,000	2,581,250
5.375% due 04/01/23	1,475,000	1,537,688
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	5,100,000	5,087,250
Intelsat Connect Finance SA (Luxembourg) 12.500% due 04/01/22 ~	1,133,550	702,801
International Lease Finance Corp
4.625% due 04/15/21	4,575,000	4,752,281
5.875% due 08/15/22	1,000,000	1,087,500
6.250% due 05/15/19	1,550,000	1,670,125
Iron Mountain Inc REIT 4.375% due 06/01/21 ~	2,600,000	2,665,000
Iron Mountain US Holdings Inc REIT 5.375% due 06/01/26 ~	2,600,000	2,528,500
Jefferies Finance LLC
7.375% due 04/01/20 ~	4,950,000	4,974,750
7.500% due 04/15/21 ~	5,500,000	5,465,625
MGM Growth Properties Operating Partnership LP REIT
4.500% due 09/01/26 ~	900,000	868,500
5.625% due 05/01/24 ~	1,550,000	1,627,500
Ocwen Loan Servicing LLC 8.375% due 11/15/22 ~	3,925,000	4,005,462
Springleaf Finance Corp 8.250% due 12/15/20	1,325,000	1,444,250
Starwood Property Trust Inc REIT 5.000% due 12/15/21 ~	1,450,000	1,473,055
The Howard Hughes Corp 6.875% due 10/01/21 ~	4,650,000	4,923,420

		71,022,381

Industrial - 11.2%

Allegion PLC 5.875% due 09/15/23	500,000	532,500
Allegion US Holding Co Inc 5.750% due 10/01/21	3,200,000	3,352,000
Apex Tool Group LLC 7.000% due 02/01/21 ~	2,325,000	2,092,500
ARD Finance SA (Luxembourg) 7.125% Cash or 7.875% PIK due 09/15/23 ~	2,700,000	2,676,375
Ardagh Packaging Finance PLC (Ireland)
6.000% due 06/30/21 ~	500,000	510,625
7.250% due 05/15/24 ~	1,400,000	1,480,500
Berry Plastics Corp
5.125% due 07/15/23	7,000,000	7,157,500
6.000% due 10/15/22	1,225,000	1,301,563
BWAY Holding Co 9.125% due 08/15/21 ~	5,700,000	6,042,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Cloud Crane LLC 10.125% due 08/01/24 ~	$2,750,000	$2,949,375
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	7,000,000	6,982,500
CPG Merger Sub LLC 8.000% due 10/01/21 ~	5,200,000	5,382,000
Louisiana-Pacific Corp 4.875% due 09/15/24	4,075,000	3,962,937
Manitowoc Foodservice Inc 9.500% due 02/15/24	3,810,000	4,410,075
Masco Corp
4.450% due 04/01/25	1,000,000	1,020,000
7.750% due 08/01/29	4,925,000	6,039,818
Novelis Corp 5.875% due 09/30/26 ~	5,650,000	5,720,625
Owens-Brockway Glass Container Inc 5.875% due 08/15/23 ~	5,000,000	5,221,875
Reynolds Group Issuer Inc (New Zealand)
5.125% due 07/15/23 ~	5,025,000	5,112,937
7.000% due 07/15/24 ~	200,000	212,875
Sealed Air Corp
4.875% due 12/01/22 ~	1,750,000	1,804,687
5.125% due 12/01/24 ~	875,000	903,438
5.500% due 09/15/25 ~	5,600,000	5,796,000
Summit Materials LLC 6.125% due 07/15/23	3,140,000	3,238,094
TransDigm Inc
5.500% due 10/15/20	1,700,000	1,743,563
6.500% due 07/15/24	4,500,000	4,730,625
US Concrete Inc 6.375% due 06/01/24	2,800,000	2,968,000
Wise Metals Group LLC 8.750% due 12/15/18 ~	3,850,000	4,023,250
Zekelman Industries Inc 9.875% due 06/15/23 ~	1,850,000	2,076,625

		99,444,862

Technology - 5.8%

Dell Inc 5.650% due 04/15/18	50,000	52,113
Diamond 1 Finance Corp
5.450% due 06/15/23 ~	2,650,000	2,811,822
5.875% due 06/15/21 ~	925,000	984,181
7.125% due 06/15/24 ~	875,000	971,553
First Data Corp
5.375% due 08/15/23 ~	5,400,000	5,616,000
5.750% due 01/15/24 ~	750,000	776,722
Infor Software Parent LLC 7.125% Cash or 7.875% PIK due 05/01/21 ~	6,500,000	6,695,000
Infor US Inc 6.500% due 05/15/22	2,625,000	2,743,125
Microsemi Corp 9.125% due 04/15/23 ~	3,875,000	4,533,750
Nuance Communications Inc 5.625% due 12/15/26 ~	2,200,000	2,168,650
NXP BV (Netherlands)
3.875% due 09/01/22 ~	2,950,000	2,994,250
4.125% due 06/01/21 ~	2,150,000	2,225,250
4.625% due 06/01/23 ~	2,400,000	2,526,000
5.750% due 02/15/21 ~	5,900,000	6,099,125
Quintiles IMS Inc 4.875% due 05/15/23 ~	5,500,000	5,610,000
Sensata Technologies BV 5.625% due 11/01/24 ~	4,900,000	5,126,625

		51,934,166

Utilities - 2.5%

Calpine Corp
5.375% due 01/15/23	1,750,000	1,719,375
5.875% due 01/15/24 ~	3,000,000	3,142,500
6.000% due 01/15/22 ~	1,150,000	1,206,063
7.875% due 01/15/23 ~	1,471,000	1,539,034

	Principal Amount	Value
Dynegy Inc 7.625% due 11/01/24	$3,775,000	$3,501,312
GenOn Energy Inc
7.875% due 06/15/17	2,000,000	1,435,000
9.875% due 10/15/20	3,975,000	2,722,875
NRG Energy Inc 7.250% due 05/15/26 ~	1,875,000	1,875,000
Talen Energy Supply LLC 6.500% due 06/01/25	6,000,000	4,665,000

		21,806,159

Total Corporate Bonds & Notes (Cost $782,921,355)		791,202,727

CONVERTIBLE CORPORATE BONDS & NOTES - 0.4%

Communications - 0.4%

Clearwire Communications LLC 8.250% due 12/01/40 ~	3,500,000	3,666,250

Total Convertible Corporate Bonds & Notes (Cost $3,462,980)		3,666,250

SENIOR LOAN NOTES - 2.5%

Consumer, Cyclical - 1.4%

Petco Animal Supplies Inc Term B1 5.000% due 01/26/23 §	6,964,912	7,027,304
Yonkers Racing Corp (2nd Lien) 8.750% due 08/20/20 §	5,000,000	5,000,750

		12,028,054

Consumer, Non-Cyclical - 0.9%

Brickman Group Ltd LLC (2nd Lien) 7.500% due 12/17/21 §	5,100,000	5,131,875
Reddy Ice Corp (1st Lien) 6.754% due 05/01/19 §	2,902,010	2,841,553

		7,973,428

Industrial - 0.2%

Silver II US Holdings LLC 4.000% due 12/13/19 §	2,000,000	1,896,250

Total Senior Loan Notes (Cost $21,893,644)		21,897,732

SHORT-TERM INVESTMENT - 3.2%

Repurchase Agreement - 3.2%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $28,860,539; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $29,437,907)	28,860,442	28,860,442

Total Short-Term Investment (Cost $28,860,442)		28,860,442

TOTAL INVESTMENTS - 98.6% (Cost $865,760,929)		876,267,301

OTHER ASSETS & LIABILITIES, NET - 1.4%		12,740,395

NET ASSETS - 100.0%		$889,007,696

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	19.4%
Communications	14.5%
Consumer, Non-Cyclical	14.1%
Energy	12.9%
Industrial	11.6%
Financial	8.4%
Technology	5.8%
Basic Materials	4.6%
Short-Term Investment	3.2%
Others (each less than 3.0%)	4.1%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

(b)	Investments with a total aggregate value of $7,006,582 or 0.8% of the Fund’s net assets were in default as of December 31, 2016.

(c)	Swap agreements outstanding as of December 31, 2016 were as follows:

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iBoxx Liquid High Yield Index	3-Month USD-LIBOR	JPM	03/20/17	$10,000,000	$566,420	$-	$566,420

Total Swap Agreements					$566,420	$-	$566,420

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$16,815,996	$16,815,996	$-	$-
	Closed-End Mutual Funds	13,824,154	13,824,154	-	-
	Corporate Bonds & Notes	791,202,727	-	790,707,905	494,822
	Convertible Corporate Bonds & Notes	3,666,250	-	3,666,250	-
	Senior Loan Notes	21,897,732	-	21,897,732	-
	Short-Term Investment	28,860,442	-	28,860,442	-
	Derivatives:
	Interest Rate Contracts
	Swaps	566,420	-	566,420	-

	Total	$876,833,721	$30,640,150	$845,698,749	$494,822

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments

December 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 10.6%

Consumer, Cyclical - 0.4%

Hyundai Capital America 2.000% due 07/01/19 ~	$1,500,000	$1,488,657
Volkswagen Bank GmbH (Germany) 0.096% due 11/27/17 § ~	EUR 1,600,000	1,681,015

		3,169,672

Consumer, Non-Cyclical - 0.1%

AbbVie Inc 1.800% due 05/14/18	$100,000	100,094
Aetna Inc 1.601% due 12/08/17 §	700,000	702,509

		802,603

Energy - 0.4%

BG Energy Capital PLC (United Kingdom) 6.500% due 11/30/72 § ~	GBP 700,000	901,626
Kinder Morgan Inc 7.250% due 06/01/18	$100,000	106,587
Petrobras Global Finance BV (Brazil)
3.873% due 03/17/20 §	400,000	391,956
4.375% due 05/20/23	200,000	175,240
4.875% due 03/17/20	100,000	99,120
5.375% due 01/27/21	600,000	588,300
5.750% due 01/20/20	800,000	812,000
6.625% due 01/16/34	GBP 100,000	107,906

		3,182,735

Financial - 9.5%

AerCap Ireland Capital Ltd (Netherlands) 2.750% due 05/15/17	$150,000	150,323
Ally Financial Inc
2.750% due 01/30/17	900,000	900,337
3.250% due 02/13/18	100,000	100,750
3.600% due 05/21/18	200,000	202,000
4.750% due 09/10/18	200,000	206,500
5.500% due 02/15/17	100,000	100,438
6.250% due 12/01/17	200,000	207,750
Bank of America NA 1.303% due 05/08/17 §	14,500,000	14,514,137
BRFkredit AS (Denmark)
2.000% due 10/01/17	DKK 4,300,000	619,676
2.500% due 10/01/47	800,000	114,832
4.000% due 01/01/18	2,300,000	339,762
Cooperatieve Rabobank UA (Netherlands) 1.220% due 04/28/17 §	$13,300,000	13,309,257
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 3.800% due 09/15/22	1,600,000	1,614,485
Deutsche Bank AG (Germany) 4.250% due 10/14/21 ~	3,900,000	3,915,643
ING Bank NV (Netherlands) 2.625% due 12/05/22 ~	1,100,000	1,093,481
International Lease Finance Corp
6.250% due 05/15/19	100,000	107,750
7.125% due 09/01/18 ~	1,000,000	1,080,000
JPMorgan Chase & Co 7.900% § ±	1,710,000	1,772,842
Lehman Brothers Holdings Inc 7.000% due 09/27/27 * Y	1,700,000	103,275
Mitsubishi UFJ Financial Group Inc (Japan) 2.811% due 03/01/21 §	1,200,000	1,242,412
Nordea Kredit Realkreditaktieselskab (Denmark)
1.000% due 10/01/17	DKK 3,400,000	487,077
2.000% due 10/01/17	6,700,000	965,361
2.000% due 01/01/18	100,000	14,515
2.500% due 10/01/47	1,400,000	200,212

	Principal Amount	Value
Nykredit Realkredit AS (Denmark)
1.000% due 04/01/17	DKK 8,400,000	$1,196,256
1.000% due 07/01/17	9,500,000	1,354,589
2.000% due 04/01/17	20,700,000	2,947,402
2.000% due 07/01/17	18,100,000	2,594,560
2.000% due 10/01/17	10,200,000	1,469,544
2.500% due 10/01/47 ~	6,900,000	985,784
3.000% due 10/01/47	500,000	73,628
Realkredit Danmark AS (Denmark)
1.000% due 01/01/17	19,650,000	2,782,301
1.000% due 04/01/17	39,700,000	5,641,335
1.000% due 04/01/18	1,300,000	187,104
2.000% due 01/01/17	8,750,000	1,238,938
2.000% due 04/01/17	67,600,000	9,629,351
2.500% due 10/01/47	4,900,000	701,611
Santander Holdings USA Inc 2.380% due 11/24/17 §	$200,000	201,740
Synchrony Financial 2.287% due 11/09/17 §	200,000	201,335
The Goldman Sachs Group Inc 2.163% due 09/15/20 §	2,500,000	2,524,617
Unibail-Rodamco SE REIT (France) 1.650% due 04/16/19 § ~	1,900,000	1,892,590

		78,985,500

Technology - 0.1%

Hewlett Packard Enterprise Co 2.450% due 10/05/17	850,000	854,840

Utilities - 0.1%

SSE PLC (United Kingdom) 5.625% § ± ~	EUR 1,000,000	1,089,140

Total Corporate Bonds & Notes (Cost $91,227,667)		88,084,490

MORTGAGE-BACKED SECURITIES - 7.6%

Collateralized Mortgage Obligations - Commercial - 0.6%

Banc of America Re-REMIC Trust
5.679% due 06/24/50 § ~	$227,289	227,581
5.743% due 02/17/51 § ~	600,185	603,066
BLCP Hotel Trust 1.654% due 08/15/29 § ~	2,016,471	2,015,231
GS Mortgage Securities Trust 5.793% due 08/10/45 §	829,574	835,754
ML-CFC Commercial Mortgage Trust 5.700% due 09/12/49	539,749	550,578
Morgan Stanley Re-REMIC Trust 5.793% due 08/12/45 § ~	456,843	458,004

		4,690,214

Collateralized Mortgage Obligations - Residential - 3.5%

ALBA PLC (United Kingdom) 1.508% due 04/24/49 § ~	GBP 277,865	342,890
Alternative Loan Trust 1.036% due 12/25/35 §	$80,207	70,987
Banc of America Funding Trust 3.211% due 01/20/47 §	1,339,125	1,135,685
Banc of America Mortgage Trust 3.385% due 11/25/34 §	74,395	71,878
Bear Stearns Adjustable Rate Mortgage Trust 3.588% due 01/25/35 §	307,452	301,647
Chase Mortgage Finance Trust 3.017% due 02/25/37 §	90,186	89,323
ChaseFlex Trust 6.000% due 02/25/37	517,387	389,001

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Citigroup Mortgage Loan Trust
0.826% due 01/25/37 § ~	$335,365	$253,461
3.040% due 05/25/35 §	79,690	78,466
3.042% due 08/25/35 §	699,271	487,119
3.395% due 09/25/37 §	83,624	71,649
Countrywide Home Loan Mortgage Pass-Through Trust
1.396% due 03/25/35 §	77,533	61,595
3.172% due 08/25/34 §	36,004	30,862
Deutsche Alt-B Securities Mortgage Loan Trust 0.856% due 10/25/36 §	47,091	31,113
Dukinfield PLC (United Kingdom) 1.398% due 08/15/45 § ~	GBP 80,791	99,544
Eurosail PLC (United Kingdom) 0.536% due 12/10/44 § ~	175,782	211,508
Eurosail-UK PLC (United Kingdom)
0.675% due 06/13/45 § ~	11,835	14,569
1.325% due 06/13/45 § ~	1,278,901	1,507,184
Fannie Mae
0.816% due 07/25/37 §	$1,496,692	1,463,325
0.906% due 08/25/34 §	258,178	253,799
1.106% due 07/25/37 §	21,094	21,187
2.858% due 05/25/35 §	1,181,815	1,246,015
Freddie Mac
0.934% due 02/15/19 §	737,684	736,556
1.154% due 09/15/42 §	3,655,486	3,640,047
Gemgarto PLC (United Kingdom) 1.348% due 02/16/47 § ~	GBP 63,347	78,366
GreenPoint Mortgage Funding Trust 0.862% due 11/25/45 §	$562,607	486,441
GSMPS Mortgage Loan Trust 7.000% due 06/25/43 ~	281,884	298,791
GSR Mortgage Loan Trust 3.455% due 01/25/35 §	403,352	386,552
HarborView Mortgage Loan Trust 1.016% due 02/19/36 §	186,983	136,514
HomeBanc Mortgage Trust 1.086% due 10/25/35 §	268,677	261,060
Impac CMB Trust 1.756% due 07/25/33 §	174,516	169,353
IndyMac INDX Mortgage Loan Trust 0.996% due 07/25/35 §	359,744	316,764
JP Morgan Mortgage Trust
2.572% due 07/27/37 § ~	934,792	878,941
3.162% due 08/25/35 §	425,934	408,283
3.216% due 09/25/35 §	128,058	116,697
3.218% due 07/25/35 §	403,971	401,767
JP Morgan Resecuritization Trust 3.120% due 08/27/37 § ~	23,997	24,034
Marche Mutui SARL (Italy)
0.108% due 02/25/55 § ~	EUR 76,663	80,781
1.938% due 01/27/64 § ~	214,714	228,009
Mellon Residential Funding Corp Mortgage Pass-Through Certificate Trust
1.144% due 12/15/30 §	$291,889	279,813
1.404% due 11/15/31 §	387,637	363,178
Merrill Lynch Mortgage Investors Trust
1.006% due 11/25/35 §	387,632	365,998
2.774% due 12/25/35 §	217,127	200,237
NCUA Guaranteed Notes Trust 1.102% due 10/07/20 §	3,856,427	3,861,726
Residential Accredit Loans Inc Trust 1.056% due 08/25/35 §	388,718	308,317
Ryland Mortgage Securities Corp 5.782% due 10/01/27 §	6,147	6,140
Sequoia Mortgage Trust
1.376% due 04/19/27 §	640,304	599,986
1.436% due 10/19/26 §	214,847	209,977

	Principal Amount	Value
Structured Adjustable Rate Mortgage Loan Trust
1.974% due 01/25/35 §	$397,253	$310,285
3.081% due 08/25/35 §	665,531	614,295
3.093% due 02/25/34 §	97,695	97,486
Structured Asset Mortgage Investments II Trust
0.886% due 03/25/37 §	128,897	96,885
0.986% due 07/19/35 §	806,661	726,062
1.396% due 10/19/34 §	360,377	345,872
Structured Asset Securities Mortgage Pass-Through Certificates 8.042% due 01/25/32 §	7,338	7,213
SWAN Trust (Australia) 2.940% due 04/25/41 §	AUD 325,081	235,818
WaMu Mortgage Pass-Through Certificates Trust
1.337% due 05/25/47 §	$1,346,304	1,188,892
1.567% due 02/25/46 §	538,770	497,174
2.098% due 11/25/46 §	318,464	288,304
3.007% due 08/25/35 §	166,990	156,119
Wells Fargo Mortgage-Backed Securities Trust
3.029% due 12/25/34 §	460,868	453,244
3.039% due 09/25/34 §	173,355	176,740
3.200% due 04/25/36 §	266,155	244,317

		28,515,841

Fannie Mae - 3.5%

1.741% due 11/01/42 - 10/01/44 §	320,167	326,458
1.743% due 02/01/36 §	85,772	85,830
2.173% due 08/01/17 §	16,290	16,261
2.481% due 01/01/25 §	34,832	35,857
2.485% due 01/01/36 §	92,172	97,098
2.697% due 12/01/22 §	9,809	10,132
2.765% due 05/01/35 §	41,624	43,746
2.769% due 03/01/35 §	371,138	388,775
2.771% due 11/01/35 §	44,914	46,960
2.789% due 10/01/35 §	55,070	58,257
2.881% due 12/01/34 §	109,202	113,592
3.000% due 01/01/47	14,280,000	14,155,117
3.037% due 03/01/36 §	53,572	56,381
3.125% due 04/01/35 §	394,707	418,834
3.126% due 03/01/18 §	14,873	14,938
3.187% due 09/01/35 §	113,053	119,337
3.405% due 11/01/35 §	188,777	198,886
3.500% due 01/01/47	12,560,000	12,857,719
5.000% due 08/01/24 §	7,231	7,268

		29,051,446

Freddie Mac - 0.0%

2.707% due 01/01/34 §	252,417	267,720
2.940% due 03/01/36 §	81,748	83,088
2.971% due 08/01/35 §	12,394	13,076
3.196% due 10/01/35 §	26,381	27,165

		391,049

Government National Mortgage Association - 0.0%

2.000% due 10/20/24 - 01/20/27 §	42,835	44,198
2.125% due 09/20/22 - 05/20/26 §	79,747	82,176
2.500% due 02/20/25 §	13,143	13,676

		140,050

Total Mortgage-Backed Securities (Cost $63,004,554)		62,788,600

ASSET-BACKED SECURITIES - 2.6%

Amortizing Residential Collateral Trust 1.336% due 07/25/32 §	125,612	119,579
Aquilae CLO II PLC (Ireland) 0.050% due 01/17/23 § ~	EUR 20,866	21,969

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Asset-Backed Securities Corp Home Equity Loan Trust 0.836% due 05/25/37 §	$28,734	$20,054
Atlas Senior Loan Fund Ltd CLO (Cayman) 2.126% due 08/15/24 § ~	3,663,945	3,664,542
Bear Stearns Asset-Backed Securities I Trust 0.866% due 04/25/31 §	428,850	448,332
Carlyle High Yield Partners X Ltd 1.103% due 04/19/22 § ~	462,260	462,255
Cavalry CLO II (Cayman) 2.230% due 01/17/24 § ~	700,000	700,340
CIFC Funding Ltd CLO (Cayman)
2.082% due 01/29/25 § ~	1,600,000	1,599,954
2.177% due 08/14/24 § ~	4,237,089	4,238,880
Cordatus CLO II PLC (Ireland)
0.042% due 07/25/24 § ~	EUR 446,842	469,453
0.844% due 07/25/24 § ~	GBP 245,593	298,909
Credit-Based Asset Servicing & Securitization Trust 0.826% due 01/25/37 §	$248,829	93,518
Equity One Mortgage Pass-Through Trust 1.356% due 04/25/34 §	462,993	391,621
Finn Square CLO Ltd (Cayman) 2.207% due 12/24/23 § ~	500,000	500,572
Freddie Mac Structured Pass-Through Certificates 1.016% due 08/25/31 §	137,162	134,555
HSI Asset Securitization Corp Trust 0.806% due 10/25/36 §	15,395	8,444
Morgan Stanley IXIS Real Estate Capital Trust 0.806% due 11/25/36 §	1,819	826
Navient Student Loan Trust 1.906% due 03/25/66 § ~	1,482,034	1,498,961
New Century Home Equity Loan Trust 0.936% due 05/25/36 §	653,316	548,903
Palmer Square CLO Ltd (Cayman) 2.280% due 10/17/25 § ~	1,700,000	1,696,979
Penta CLO BV (Netherlands) 1.300% due 08/04/28 § ~	EUR 1,050,000	1,107,829
Penta CLO SA (Luxembourg) 0.067% due 06/04/24 § ~	212,063	222,706
Renaissance Home Equity Loan Trust 1.516% due 12/25/32 §	$213,722	203,601
Structured Asset Securities Corp Mortgage Loan Trust 2.117% due 04/25/35 §	897,940	852,810
United States Small Business Administration 5.290% due 12/01/27	1,765,605	1,907,342
Vericrest Opportunity Loan Trust 4.250% due 03/26/46 § ~	79,622	80,436

Total Asset-Backed Securities (Cost $21,688,706)		21,293,370

U.S. TREASURY OBLIGATIONS - 100.2%

U.S. Treasury Inflation Protected Securities - 98.4%

0.125% due 04/15/18 ^ ‡	23,848,824	24,071,452
0.125% due 04/15/19 ^ ‡	23,035,181	23,328,120
0.125% due 04/15/20 ^ ‡	25,252,316	25,515,190
0.125% due 04/15/21 ^	23,758,605	23,903,333
0.125% due 01/15/22 ^	11,659,830	11,685,341
0.125% due 07/15/22 ^	94,816,881	95,118,433
0.125% due 01/15/23 ^	2,722,746	2,704,550
0.125% due 07/15/24 ^ ‡	4,998,380	4,913,902
0.250% due 01/15/25 ^	18,471,774	18,175,413
0.375% due 07/15/23 ^	47,125,315	47,571,142
0.375% due 07/15/25 ^ ‡	1,049,869	1,044,591

	Principal Amount	Value
0.625% due 07/15/21 ^	$44,515,176	$45,968,476
0.625% due 01/15/24 ^	15,881,114	16,171,341
0.625% due 01/15/26 ^	2,736,510	2,761,656
0.625% due 02/15/43 ^	3,648,219	3,345,658
0.750% due 02/15/42 ^	7,092,376	6,725,232
1.000% due 02/15/46 ^	34,351,579	34,515,564
1.250% due 07/15/20 ^ ‡	43,836,625	46,311,312
1.375% due 07/15/18 ^ ‡	448,376	465,419
1.375% due 01/15/20 ^	13,715,406	14,430,020
1.375% due 02/15/44 ^ ‡	31,999,969	34,961,829
1.625% due 01/15/18 ^ ‡	1,130,734	1,160,553
1.750% due 01/15/28 ^	10,324,452	11,535,716
1.875% due 07/15/19 ^ ‡	7,369,841	7,850,178
2.000% due 01/15/26 ^	10,142,751	11,433,760
2.125% due 01/15/19 ^	14,073,125	14,874,097
2.125% due 02/15/40 ^	19,906,630	24,686,192
2.125% due 02/15/41 ^ ‡	2,847,778	3,549,667
2.375% due 01/15/25 ^	72,131,144	82,857,539
2.375% due 01/15/27 ^	31,367,885	36,773,105
2.500% due 01/15/29 ^ ‡	21,199,756	25,594,613
3.625% due 04/15/28 ^ ‡	44,914,417	59,097,390
3.875% due 04/15/29 ^ ‡	36,152,475	49,467,402

		812,568,186

U.S. Treasury Notes - 1.8%

1.750% due 11/30/21	14,030,000	13,913,299
2.000% due 11/15/26	1,100,000	1,056,800
2.125% due 12/31/21	300,000	302,372

		15,272,471

Total U.S. Treasury Obligations (Cost $843,432,462)		827,840,657

FOREIGN GOVERNMENT BONDS & NOTES - 10.4%

Autonomous Community of Catalonia (Spain) 4.950% due 02/11/20	EUR 2,200,000	2,481,316
Brazil Letras do Tesouro Nacional (Brazil)
11.401% due 01/01/18	BRL 28,200,000	7,775,366
13.253% due 04/01/17	97,900,000	29,160,616
French Government OAT (France)
1.850% due 07/25/27 ^ ~	EUR 1,505,546	2,028,536
2.250% due 07/25/20 ^ ~	3,081,125	3,699,538
Hellenic Republic Government (Greece)
3.800% due 08/08/17	JPY 120,000,000	1,006,203
4.500% due 07/03/17	120,000,000	1,015,187
Italy Buoni Poliennali Del Tesoro (Italy)
1.700% due 09/15/18 ^	EUR 101,700	111,791
2.100% due 09/15/21 ^ ~	108,989	127,323
2.350% due 09/15/24 ^ ~	606,576	730,124
3.100% due 09/15/26 ^ ~	320,052	412,201
Japanese Government CPI Linked (Japan) 0.100% due 03/10/24 ^	JPY 122,760,000	1,106,547
Mexican Bonos (Mexico)
4.750% due 06/14/18	MXN 25,710,000	1,204,749
7.750% due 05/29/31	80,349,000	3,875,480
New Zealand Government (New Zealand) 2.000% due 09/20/25 ^ ~	NZD 12,368,860	8,730,818
United Kingdom Gilt Inflation-Linked (United Kingdom)
0.125% due 03/22/24 ^ ~	GBP 8,913,494	12,931,133
0.125% due 03/22/26 ^ ~	4,101,640	6,107,312
0.125% due 03/22/44 ^ ~	349,542	681,257
0.125% due 03/22/46 ^ ~	1,212,108	2,431,071
0.125% due 03/22/58 ^ ~	93,136	232,842

Total Foreign Government Bonds & Notes (Cost $90,976,070)		85,849,410

PURCHASED OPTIONS - 0.5%
(See Note (h) in Notes to Schedule of Investments) (Cost $3,160,668)		4,168,365

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 15.3%

Certificates of Deposit - 0.6%

Credit Suisse AG (Switzerland) 1.753% due 09/12/17 §	$5,300,000	$5,307,367

Foreign Government Issues - 9.2%

Japan Treasury Bills (Japan)
(0.387%) due 01/10/17	JPY 1,210,000,000	10,353,929
(0.367%) due 01/10/17	5,430,000,000	46,461,752
(0.355%) due 01/10/17	1,380,000,000	11,807,959
(0.265%) due 02/06/17	130,000,000	1,112,590
(0.260%) due 02/06/17	710,000,000	6,076,424

		75,812,654

Repurchase Agreements - 2.2%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $9,726,418; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $9,923,741)	$9,726,385	9,726,385
JP Morgan Securities LLC 0.610% due 01/03/17 (Dated 12/30/16, repurchase price of $8,400,569; collateralized by Government National Mortgage Association: 4.000% due 11/20/46 and value $8,745,868)	8,400,000	8,400,000

		18,126,385

U.S. Government Agency Issues - 1.4%

Federal Home Loan Bank
0.432% due 01/18/17	2,500,000	2,499,615
0.445% due 01/18/17	1,800,000	1,799,723
0.448% due 01/18/17	2,200,000	2,199,661
0.450% due 01/20/17	1,300,000	1,299,773
0.490% due 01/05/17	3,600,000	3,599,924

		11,398,696

U.S. Treasury Bills - 1.9%

0.259% due 01/19/17 ‡	673,000	672,878
0.372% due 02/02/17	261,000	260,909
0.406% due 02/02/17	371,000	370,871
0.432% due 02/02/17 ‡	713,000	712,753
0.433% due 01/12/17 ‡	946,000	945,908
0.434% due 02/02/17	694,000	693,759
0.452% due 02/09/17 ‡	3,133,000	3,131,578
0.457% due 02/23/17 ‡	1,920,000	1,918,733
0.462% due 02/02/17 ‡	3,206,000	3,204,887
0.464% due 02/23/17 ‡	808,000	807,467
0.467% due 02/23/17 ‡	2,323,000	2,321,467
0.494% due 02/02/17	643,000	642,777
0.504% due 03/09/17	98,000	97,917

		15,781,904

Total Short-Term Investments (Cost $137,653,361)		126,427,006

TOTAL INVESTMENTS - 147.2% (Cost $1,251,143,488)		1,216,451,898

TOTAL SECURITIES SOLD SHORT - (0.4%)
(See Note (e) in Notes to Schedule of Investments) (Proceeds $2,944,453)		(2,978,334)

OTHER ASSETS & LIABILITIES, NET - (46.8%)		(387,265,043)

NET ASSETS - 100.0%		$826,208,521

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	100.2%
Short-Term Investments	15.3%
Corporate Bonds & Notes	10.6%
Foreign Government Bonds & Notes	10.4%
Mortgage-Backed Securities	7.6%
Others (each less than 3.0%)	3.1%

	147.2%
Securities Sold Short	(0.4%	)
Other Assets & Liabilities, Net	(46.8%	)

	100.0%

(b)	An investment with a value of $103,275 or less than 0.1% of the Fund’s net assets was in default as of December 31, 2016.

(c)	As of December 31, 2016, investments with a total aggregate value of $17,619,827 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(d)	The average amount of borrowings by the Fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended December 31, 2016 was $373,027,710 at a weighted average interest rate of 0.652%.

(e)	Securities sold short outstanding as of December 31, 2016 were as follows:

Description	Principal Amount	Value
Mortgage-Backed Securities - (0.4%)
Fannie Mae
3.000% due 01/18/47	$3,000,000	($2,978,334)

Total Securities Sold Short (Proceeds $2,944,453)		($2,978,334)

(f)	Open futures contracts outstanding as of December 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Euro-Bund (03/17)	38	$88,312
U.S. Treasury 10-Year Notes (03/17)	388	64,307
United Kingdom 90-Day LIBOR (06/17)	210	(11,093)

		141,526

Short Futures Outstanding
Euro-Bobl (03/17)	63	(81,633)
Euro-BTP (03/17)	25	(54,423)
Euro-OAT (03/17)	57	(92,753)
U.S. Treasury 2-Year Notes (03/17)	205	41,396
U.S. Treasury Long Bonds (03/17)	138	105,744
United Kingdom Gilt (03/17)	40	(103,312)
United Kingdom 90-Day LIBOR (06/17)	210	3,041

		(181,940)

Total Futures Contracts		($40,414)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(g)	Forward foreign currency contracts outstanding as of December 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
BRL	6,351,666	USD	1,884,048	01/17	BNP	$67,488
BRL	15,200,000	USD	4,682,962	01/17	DUB	(12,793)
BRL	5,000,000	USD	1,515,776	01/17	DUB	20,464
BRL	12,000,000	USD	3,681,998	01/17	GSC	4,978
BRL	14,618,643	USD	4,287,729	01/17	JPM	203,819
BRL	9,187,351	USD	2,703,633	01/17	MSC	119,162
BRL	6,700,000	USD	2,045,260	01/17	TDB	13,302
BRL	7,493,812	USD	2,216,416	02/17	DUB	67,201
CNY	23,592,706	USD	3,498,844	01/17	SGN	(107,939)
DKK	650,038	USD	97,000	01/17	BRC	(4,959)
EUR	14,436,628	USD	15,014,093	01/17	BOA	184,897
EUR	926,000	USD	994,854	01/17	JPM	(19,954)
EUR	1,546,000	USD	1,670,172	01/17	UBS	(42,531)
GBP	22,947,000	USD	28,290,487	01/17	SGN	(8,445)
INR	288,777,200	USD	4,269,641	01/17	GSC	(24,263)
INR	161,045,067	USD	2,340,091	04/17	UBS	947
JPY	167,600,000	USD	1,475,600	01/17	BNP	(41,465)
JPY	103,700,000	USD	916,341	01/17	GSC	(28,991)
JPY	359,162,224	USD	3,055,400	01/17	JPM	17,913
JPY	419,100,000	USD	3,681,282	01/17	UBS	(95,088)
MXN	87,157,691	USD	4,542,302	02/17	BOA	(360,870)
MXN	47,709,000	USD	2,266,093	02/17	JPM	22,769
RUB	43,304,523	USD	698,235	02/17	CSF	(515)
RUB	87,016,191	USD	1,360,159	02/17	GSC	41,840
SGD	3,019,901	USD	2,084,847	01/17	GSC	285
USD	2,317,702	AUD	3,141,000	01/17	JPM	51,133
USD	1,520,186	BRL	6,351,666	01/17	BNP	(431,350)
USD	5,619,695	BRL	20,200,000	01/17	DUB	(586,714)
USD	2,807,412	BRL	12,000,000	01/17	GSC	(879,564)
USD	3,762,381	BRL	14,618,643	01/17	JPM	(729,167)
USD	2,803,943	BRL	9,187,351	01/17	MSC	(18,852)
USD	1,531,779	BRL	6,700,000	01/17	TDB	(526,783)
USD	6,974,254	BRL	24,400,000	04/17	BNP	(339,785)
USD	21,184,967	BRL	73,500,000	04/17	JPM	(847,077)
USD	526,243	BRL	1,900,000	01/18	BNP	(9,917)
USD	6,310,733	BRL	22,500,000	01/18	DUB	(38,535)
USD	1,050,449	BRL	3,800,000	01/18	JPM	(21,872)
USD	968,000	CNY	6,681,620	01/17	BOA	7,672
USD	781,000	CNY	5,424,436	01/17	CIT	1,363
USD	1,682,828	CNY	11,486,650	01/17	JPM	31,889
USD	12,943,272	CNY	88,106,145	02/17	BRC	450,471
USD	2,236,000	CNY	15,340,078	02/17	UBS	60,890
USD	395,000	COP	1,173,545,000	01/17	BRC	5,566
USD	1,153,300	DKK	8,185,000	01/17	GSC	(5,638)
USD	200,397	DKK	1,332,000	01/17	HSB	11,795
USD	812,701	DKK	5,815,000	01/17	JPM	(10,662)
USD	171,951	DKK	1,160,000	01/17	JPM	7,703
USD	850,425	DKK	5,555,000	01/17	SGN	63,876
USD	3,484,828	DKK	22,825,000	01/17	UBS	252,969
USD	2,667,998	DKK	17,465,000	04/17	BNP	182,621
USD	14,270,341	DKK	94,140,000	04/17	BOA	873,642
USD	4,109,886	DKK	27,042,000	04/17	UBS	261,644
USD	4,279,983	DKK	28,057,000	07/17	BRC	267,164
USD	3,664,666	DKK	23,953,000	10/17	HSB	220,386
USD	416,117	DKK	2,715,000	10/17	JPM	25,723
USD	17,805,630	EUR	16,787,628	01/17	BNP	131,489
USD	127,141	EUR	121,000	01/17	CIT	(249)
USD	15,035,026	EUR	14,436,628	02/17	BOA	(184,170)
USD	26,730,870	GBP	21,377,000	01/17	BNP	383,844
USD	1,348,557	GBP	1,059,000	01/17	JPM	43,346
USD	626,360	GBP	511,000	01/17	UBS	(3,444)
USD	28,309,725	GBP	22,947,000	02/17	SGN	7,714
USD	1,136,341	INR	76,816,652	01/17	BNP	7,042
USD	753,077	INR	50,915,482	01/17	DUB	4,557
USD	2,365,527	INR	161,045,067	01/17	UBS	(2,033)
USD	31,348,918	JPY	3,269,562,224	01/17	BOA	3,365,016
USD	27,205,341	JPY	2,770,000,000	01/17	CIT	3,494,503
USD	9,883,630	JPY	1,000,000,000	01/17	GSC	1,323,761
USD	20,112,950	JPY	2,030,000,000	01/17	JPM	2,736,415
USD	1,814,553	JPY	190,000,000	02/17	BNP	185,966

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	6,203,485	JPY	650,000,000	02/17	CIT	$632,003
USD	3,059,186	JPY	359,162,224	02/17	JPM	(18,793)
USD	595,453	MXN	12,143,000	02/17	HSB	12,887
USD	7,582,552	MXN	144,842,000	02/17	JPM	633,688
USD	9,100,224	NZD	12,858,000	01/17	SGN	168,100
USD	2,137,680	SGD	3,019,901	01/17	HSB	52,549
USD	2,084,271	SGD	3,019,901	03/17	GSC	(307)
USD	257,234	ZAR	3,516,000	02/17	BRC	2,843

Total Forward Foreign Currency Contracts						$11,324,570

(h)	Purchased options outstanding as of December 31, 2016 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 30-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.150%	06/15/18	DUB	$5,300,000	$531,255	$193,320

Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.250%	01/09/17	GSC	118,900,000	53,505	2,057
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.250%	02/06/17	MSC	90,000,000	45,000	26,172
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.200%	02/13/17	CIT	62,200,000	30,478	42,022
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.250%	02/21/17	MSC	48,600,000	25,839	24,222
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.150%	06/15/18	DUB	5,300,000	531,255	831,491
Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.720%	07/16/18	MSC	16,600,000	189,240	571,463
Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.765%	07/16/18	MSC	21,900,000	254,040	717,046
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.605%	10/17/18	MSC	4,000,000	368,000	422,207
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.860%	10/23/18	DUB	3,000,000	204,600	240,613
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.608%	11/15/18	MSC	1,200,000	120,000	128,699
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.590%	12/10/18	MSC	1,200,000	125,736	132,917
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.600%	03/29/19	MSC	7,200,000	679,149	834,036

							2,626,842	3,972,945

							$3,158,097	$4,166,265

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Put - U.S. Treasury 10-Year Notes (04/17)	$92.00	03/24/17	CME	300	$2,571	$2,100

Total Purchased Options					$3,160,668	$4,168,365

(i)	Transactions in written options for the year ended December 31, 2016 were as follows:

	Number of Contracts	Notional Amount in $	Notional Amount in AUD	Notional Amount in EUR	Notional Amount in GBP	Premium
Outstanding, December 31, 2015	-	308,200,000	-	2,500,000	-	$3,221,508
Call Options Written	248	319,660,000	-	49,436,000	17,610,000	1,585,288
Put Options Written	1,171	280,840,000	1,660,000	60,040,000	3,300,000	3,031,515
Call Options Exercised	(74)	(179,672,000)	-	(17,400,000)	-	(610,333)
Put Options Exercised	(441)	(21,880,000)	-	(4,320,000)	-	(270,191)
Call Options Expired	(45)	(122,488,000)	-	(21,236,000)	(11,060,000)	(634,248)
Put Options Expired	(177)	(73,520,000)	-	(25,020,000)	(3,300,000)	(403,705)
Call Options Closed	(129)	(88,300,000)	-	(11,100,000)	-	(552,375)
Put Options Closed	(512)	(123,340,000)	(1,660,000)	(18,700,000)	-	(1,760,266)

Outstanding, December 31, 2016	41	299,500,000	-	14,200,000	6,550,000	$3,607,193

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(j)	Premiums received and value of written options outstanding as of December 31, 2016 were as follows:

Credit Default Swaptions on Credit Indices – Buy Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - CDX IG27 5Y	0.700%	03/15/17	GSC	$9,200,000	$25,300	($21,239)

Credit Default Swaptions on Credit Indices – Sell Protection

Put - iTraxx Europe 26 5Y	1.000%	02/15/17	BOA	EUR 1,000,000	1,773	(261)
Put - iTraxx Europe 26 5Y	1.000%	02/15/17	CIT	700,000	1,260	(183)
Put - iTraxx Europe 26 5Y	1.050%	02/15/17	BRC	3,700,000	7,175	(659)
Put - iTraxx Europe 26 5Y	1.050%	02/15/17	GSC	1,100,000	1,995	(196)
Put - iTraxx Europe 26 5Y	1.100%	02/15/17	BRC	2,200,000	3,962	(307)
Put - iTraxx Europe 26 5Y	1.000%	03/15/17	BOA	3,300,000	7,282	(2,488)

					23,447	(4,094)

					$48,747	($25,333)

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - GBP versus USD	$1.30	01/27/17	BOA	GBP 6,550,000	$52,755	($4,488)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%) [10] -Inflation Adjustment] or $0	01/22/18	DUB	$2,000,000	$19,400	($1,018)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%) [10] -Inflation Adjustment] or $0	03/01/18	BNP	1,500,000	12,900	(1,394)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%) [10] -Inflation Adjustment] or $0	03/24/20	JPM	12,700,000	143,510	(91,342)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%) [10] -Inflation Adjustment] or $0	04/07/20	CIT	90,900,000	810,160	(1,227)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%) [10] -Inflation Adjustment] or $0	09/29/20	CIT	8,700,000	112,230	(244)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%) [10] -Inflation Adjustment] or $0	10/02/20	JPM	3,800,000	70,137	(33,296)
Cap - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%) [10] -Inflation Adjustment] or $0	04/22/24	JPM	13,800,000	100,395	(6,756)
Cap - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%) [10] -Inflation Adjustment] or $0	05/16/24	JPM	1,300,000	9,035	(673)
Cap - France CPI Excluding Tobacco	0.00	Maximum of [(1+0.00%) [10] -Inflation Adjustment] or $0	06/22/35	GSC	EUR 2,200,000	100,087	(30,646)

						$1,377,854	($166,596)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.950%	02/16/17	GSC	$29,500,000	$210,433	($15,936)
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.800%	11/07/17	RBS	9,000,000	78,300	(19,207)

							288,733	(35,143)

Put - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.400%	02/16/17	GSC	29,500,000	236,000	(308,735)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.600%	11/07/17	RBS	9,000,000	78,300	(184,918)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.250%	10/17/18	MSC	18,600,000	369,039	(498,516)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.500%	10/23/18	DUB	14,800,000	208,384	(314,512)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.250%	11/15/18	MSC	5,600,000	120,316	(154,914)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.250%	12/10/18	MSC	5,600,000	126,180	(158,399)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.300%	03/29/19	MSC	34,000,000	681,700	(1,012,717)

							1,819,919	(2,632,711)

							$2,108,652	($2,667,854)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Put - U.S. Treasury 10-Year Notes (02/17)	$122.50	01/27/17	CME	41	$19,185	($7,047)

Total Written Options					$3,607,193	($2,871,318)

(k)	Swap agreements outstanding as of December 31, 2016 were as follows:

Credit Default Swaps on Sovereign Issues – Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/16 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Mexico Government	1.000%	06/20/21	BNP	1.407%	$4,000,000	($67,670)	($101,148)	$33,478
Mexico Government	1.000%	06/20/21	BOA	1.407%	3,500,000	(59,210)	(84,236)	25,026
Brazilian Government	1.000%	06/20/21	CIT	2.514%	200,000	(12,492)	(17,301)	4,809
Mexico Government	1.000%	06/20/21	CIT	1.407%	200,000	(3,384)	(4,873)	1,489
Mexico Government	1.000%	06/20/21	CSF	1.407%	100,000	(1,691)	(2,460)	769
Brazilian Government	1.000%	06/20/21	DUB	2.514%	400,000	(24,984)	(34,436)	9,452
Mexico Government	1.000%	06/20/21	HSB	1.407%	1,000,000	(16,917)	(24,142)	7,225
Russian Government	1.000%	06/20/21	JPM	1.622%	600,000	(15,590)	(36,804)	21,214

						($201,938)	($305,400)	$103,462

Credit Default Swaps on Credit Indices – Buy Protection (4)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG 26 5Y	1.000%	06/20/21	ICE	$6,100,000	($103,740)	($76,198)	($27,542)
CDX IG 27 5Y	1.000%	12/20/21	ICE	4,400,000	(67,921)	(61,715)	(6,206)
CDX HY 27 5Y	5.000%	12/20/21	ICE	1,300,000	(82,466)	(46,468)	(35,998)

					($254,127)	($184,381)	($69,746)

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX NA AAA 8	0.500%	10/17/57	GSC	$1,000,000	($11,427)	($52,061)	$40,634

					($265,554)	($236,442)	($29,112)

					($467,492)	($541,842)	$74,350

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country and U.S. Treasury Obligation issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers NSA	GSC	2.415%	02/12/17	$6,200,000	($315,058)	$-	($315,058)
U.S. CPI Urban Consumers NSA	CIT	2.250%	07/15/17	10,600,000	(551,970)	2,544	(554,514)
U.S. CPI Urban Consumers NSA	RBS	2.250%	07/15/17	27,800,000	(1,447,618)	20,533	(1,468,151)
U.S. CPI Urban Consumers NSA	BOA	1.010%	10/16/17	3,300,000	40,872	-	40,872
U.S. CPI Urban Consumers NSA	BOA	1.580%	05/23/18	600,000	4,404	-	4,404
U.S. CPI Urban Consumers NSA	BOA	1.565%	06/07/18	1,400,000	10,711	-	10,711
U.S. CPI Urban Consumers NSA	GSC	2.175%	10/01/18	3,600,000	(129,319)	(2,243)	(127,076)
U.S. CPI Urban Consumers NSA	GSC	2.205%	10/11/18	900,000	(33,715)	-	(33,715)
U.S. CPI Urban Consumers NSA	DUB	2.173%	11/01/18	6,600,000	(234,857)	-	(234,857)
Eurostat Eurozone HICP Ex Tobacco	BNP	0.806%	04/15/21	EUR 3,700,000	84,305	-	84,305
U.S. CPI Urban Consumers NSA	JPM	1.550%	07/26/21	$2,400,000	74,675	-	74,675
U.S. CPI Urban Consumers NSA	JPM	1.603%	09/12/21	1,850,000	50,934	-	50,934
GBP Retail Price	GSC	3.120%	06/15/46	GBP 130,000	35,543	-	35,543

					(2,411,093)	20,834	(2,431,927)

	Exchange
U.S. CPI Urban Consumers NSA	LCH	2.250%	07/15/17	$28,100,000	(1,463,240)	(1,454,126)	(9,114)
3-Month USD-LIBOR	CME	1.250%	06/15/18	5,600,000	(3,744)	26,158	(29,902)
Eurostat Eurozone HICP Ex Tobacco	LCH	0.883%	11/15/18	EUR 2,400,000	15,360	80	15,280
France CPI Excluding Tobacco	LCH	0.890%	11/15/18	1,700,000	15,551	1,563	13,988
U.S. CPI Urban Consumers NSA	LCH	2.027%	11/23/20	$3,500,000	22,011	-	22,011
U.S. CPI Urban Consumers NSA	LCH	2.021%	11/25/20	3,300,000	21,260	-	21,260
Eurostat Eurozone HICP Ex Tobacco	LCH	0.806%	04/15/21	EUR 11,500,000	262,030	76,700	185,330
Eurostat Eurozone HICP Ex Tobacco	LCH	0.875%	05/15/21	6,800,000	144,919	44,577	100,342
3-Month USD-LIBOR	CME	2.500%	12/19/23	$23,100,000	35,589	(185,972)	221,561
28-Day MXN-TIIE	CME	8.035%	12/17/26	MXN 22,200,000	8,216	(249)	8,465
28-Day MXN-TIIE	CME	8.300%	12/11/31	5,700,000	3,085	-	3,085
GBP Retail Price	LCH	3.585%	10/15/46	GBP 1,200,000	(48,783)	(67,737)	18,954

					(987,746)	(1,559,006)	571,260

					($3,398,839)	($1,538,172)	($1,860,667)

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers NSA	JPM	1.330%	01/01/17	$9,200,000	($27,345)	$-	($27,345)
U.S. CPI Urban Consumers NSA	JPM	1.413%	01/15/17	4,700,000	(11,247)	-	(11,247)
U.S. CPI Urban Consumers NSA	BOA	1.500%	01/15/17	4,280,000	(6,509)	-	(6,509)
U.S. CPI Urban Consumers NSA	BOA	1.540%	01/15/17	17,500,000	(19,596)	-	(19,596)
U.S. CPI Urban Consumers NSA	JPM	1.632%	02/01/17	16,700,000	(10,041)	-	(10,041)
U.S. CPI Urban Consumers NSA	BOA	2.000%	04/15/17	2,360,000	(6,870)	-	(6,870)
U.S. CPI Urban Consumers NSA	GSC	2.060%	05/12/25	2,500,000	(17,944)	-	(17,944)
U.S. CPI Urban Consumers NSA	UBS	2.063%	05/12/25	8,200,000	(56,759)	-	(56,759)
France CPI Excluding Tobacco	CIT	1.675%	06/15/25	EUR 2,000,000	89,567	-	89,567
Eurostat Eurozone HICP Ex Tobacco	CIT	1.178%	05/15/26	1,600,000	(50,633)	(266)	(50,367)
U.S. CPI Urban Consumers NSA	MSC	1.788%	07/18/26	$2,800,000	(138,164)	-	(138,164)
U.S. CPI Urban Consumers NSA	MSC	1.810%	07/19/26	4,100,000	(192,989)	-	(192,989)
U.S. CPI Urban Consumers NSA	MSC	1.800%	07/20/26	2,600,000	(124,681)	-	(124,681)
U.S. CPI Urban Consumers NSA	JPM	1.730%	07/26/26	2,400,000	(130,815)	-	(130,815)
France CPI Excluding Tobacco	BNP	1.140%	08/15/26	EUR 1,300,000	(55,373)	-	(55,373)
France CPI Excluding Tobacco	GSC	1.140%	08/15/26	200,000	(8,519)	-	(8,519)
France CPI Excluding Tobacco	RBS	1.140%	08/15/26	100,000	(4,259)	34	(4,293)
U.S. CPI Urban Consumers NSA	JPM	1.801%	09/12/26	$1,850,000	(87,328)	-	(87,328)
U.S. CPI Urban Consumers NSA	JPM	1.805%	09/12/26	1,600,000	(74,915)	-	(74,915)
U.S. CPI Urban Consumers NSA	JPM	1.780%	09/15/26	1,600,000	(79,276)	(1,666)	(77,610)
U.S. CPI Urban Consumers NSA	MSC	1.805%	09/20/26	800,000	(38,111)	-	(38,111)
Eurostat Eurozone HICP Ex Tobacco	RBS	1.385%	12/15/26	EUR 4,300,000	(41,832)	(6,465)	(35,367)
GBP Retail Price	GSC	3.400%	06/15/30	GBP 1,500,000	(9,648)	4,671	(14,319)
GBP Retail Price	JPM	3.400%	06/15/30	500,000	(3,216)	(254)	(2,962)
GBP Retail Price	GSC	3.325%	08/15/30	5,130,000	(159,978)	(11,992)	(147,986)
GBP Retail Price	BOA	3.350%	08/15/30	3,200,000	(79,815)	(36,472)	(43,343)
GBP Retail Price	RBS	3.140%	07/15/31	400,000	(46,558)	-	(46,558)
GBP Retail Price	GSC	3.358%	04/15/35	1,100,000	(44,556)	-	(44,556)

					(1,437,410)	(52,410)	(1,385,000)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Eurostat Eurozone HICP Ex Tobacco	LCH	0.830%	05/15/18	EUR 8,900,000	($95,081)	($38,531)	($56,550)
3-Month USD-LIBOR	CME	2.000%	12/16/20	$4,400,000	(28,651)	(80,468)	51,817
3-Month USD-LIBOR	LCH	1.500%	12/21/21	1,100,000	24,285	16,009	8,276
3-Month USD-LIBOR	CME	2.400%	03/16/26	8,750,000	121,743	-	121,743
3-Month USD-LIBOR	CME	2.300%	04/21/26	8,800,000	163,751	(36,575)	200,326
3-Month USD-LIBOR	CME	2.300%	04/27/26	45,600,000	850,659	(458,890)	1,309,549
3-Month USD-LIBOR	CME	1.850%	07/27/26	4,300,000	167,652	(6,772)	174,424
3-Month USD-LIBOR	CME	2.000%	07/27/26	8,000,000	259,552	(24,000)	283,552
U.S. CPI Urban Consumers NSA	LCH	1.800%	09/12/26	4,300,000	(203,416)	(43,387)	(160,029)
Eurostat Eurozone HICP Ex Tobacco	LCH	1.385%	12/15/26	EUR 1,600,000	(15,565)	(3,960)	(11,605)
3-Month USD-LIBOR	LCH	1.750%	12/21/26	$14,410,000	762,708	(393,645)	1,156,353
6-Month GBP-LIBOR	CME	0.750%	03/15/27	GBP 19,100,000	1,151,099	593,700	557,399
GBP Retail Price	LCH	3.190%	04/15/30	4,400,000	(206,969)	(248,581)	41,612
GBP Retail Price	LCH	3.400%	06/15/30	1,800,000	(11,578)	(11,332)	(246)
GBP Retail Price	LCH	3.325%	08/15/30	4,100,000	(127,858)	(54,627)	(73,231)
GBP Retail Price	LCH	3.275%	09/15/30	3,500,000	(154,456)	(165,396)	10,940
GBP Retail Price	LCH	3.300%	12/15/30	2,200,000	(112,340)	(104,447)	(7,893)
GBP Retail Price	LCH	3.140%	04/15/31	200,000	(20,481)	(21,184)	703
GBP Retail Price	LCH	3.358%	04/15/35	100,000	(4,051)	(5,153)	1,102
6-Month JPY-LIBOR	CME	1.500%	12/21/45	JPY 37,200,000	(57,904)	(113,079)	55,175
3-Month USD-LIBOR	CME	2.250%	12/21/46	$9,170,000	733,826	221,064	512,762
6-Month GBP-LIBOR	CME	1.500%	03/15/47	GBP 1,670,000	(36,353)	106,212	(142,565)
6-Month GBP-LIBOR	CME	1.750%	03/15/47	2,190,000	(217,090)	(63,677)	(153,413)
3-Month USD-LIBOR	CME	2.750%	12/19/48	$5,200,000	(27,923)	130,223	(158,146)

					2,915,559	(806,496)	3,722,055

					$1,478,149	($858,906)	$2,337,055

					($1,920,690)	($2,397,078)	$476,388

Total Swap Agreements					($2,388,182)	($2,938,920)	$550,738

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(l)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$88,084,490	$-	$88,084,490	$-
	Mortgage-Backed Securities
	Collateralized Mortgage Obligations - Commercial	4,690,214	-	4,690,214	-
	Collateralized Mortgage Obligations - Residential	28,515,841	-	28,509,701	6,140
	Fannie Mae	29,051,446	-	29,051,446	-
	Freddie Mac	391,049	-	391,049	-
	Government National Mortgage Association	140,050	-	140,050	-

	Total Mortgage-Backed Securities	62,788,600	-	62,782,460	6,140

	Asset-Backed Securities	21,293,370	-	21,293,370	-
	U.S. Treasury Obligations	827,840,657	-	827,840,657	-
	Foreign Government Bonds & Notes	85,849,410	-	85,849,410	-
	Short-Term Investments	126,427,006	-	126,427,006	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	16,727,295	-	16,727,295	-
	Interest Rate Contracts
	Futures	302,800	302,800	-	-
	Purchased Options	4,168,365	-	4,168,365	-
	Swaps	5,154,307	-	5,154,307	-

	Total Interest Rate Contracts	9,625,472	302,800	9,322,672	-

	Total Asset - Derivatives	26,352,767	302,800	26,049,967	-

	Total Assets	1,238,636,300	302,800	1,238,327,360	6,140

Liabilities	Securities Sold Short
	Mortgage-Backed Securities	(2,978,334)	-	(2,978,334)	-
	Derivatives:
	Credit Contracts
	Written Options	(25,333)	-	(25,333)	-
	Swaps	(467,492)	-	(467,492)	-

	Total Credit Contracts	(492,825)	-	(492,825)	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(5,402,725)	-	(5,402,725)	-
	Written Options	(4,488)	-	(4,488)	-

	Total Foreign Currency Contracts	(5,407,213)	-	(5,407,213)	-

	Interest Rate Contracts
	Futures	(343,214)	(343,214)	-	-
	Written Options	(2,841,497)	-	(2,841,497)	-
	Swaps	(7,074,997)	-	(7,074,997)	-

	Total Interest Rate Contracts	(10,259,708)	(343,214)	(9,916,494)	-

	Total Liabilities - Derivatives	(16,159,746)	(343,214)	(15,816,532)	-

	Total Liabilities	(19,138,080)	(343,214)	(18,794,866)	-

	Total	$1,219,498,220	($40,414)	$1,219,532,494	$6,140

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2016, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Sale-buyback Financing Transactions	($608,424,359)	$-	($608,424,359)	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 1.8%

Basic Materials - 0.8%

ArcelorMittal (Luxembourg) 8.000% due 10/15/39	$310,000	$341,726
Barrick Gold Corp (Canada) 4.100% due 05/01/23	1,200,000	1,231,469
Teck Resources Ltd (Canada) 3.750% due 02/01/23	230,000	218,213

		1,791,408

Energy - 1.0%

Devon Energy Corp 5.850% due 12/15/25	1,120,000	1,273,067
Occidental Petroleum Corp 3.000% due 02/15/27	270,000	261,171
Targa Resources Partners LP 5.375% due 02/01/27 ~	440,000	437,800
WPX Energy Inc 7.500% due 08/01/20	310,000	334,800

		2,306,838

Total Corporate Bonds & Notes (Cost $4,067,896)		4,098,246

U.S. TREASURY OBLIGATIONS - 91.7%

U.S. Treasury Inflation Protected Securities - 91.7%

0.125% due 04/15/18 ^	6,272,760	6,330,845
0.125% due 04/15/19 ^	10,313,600	10,443,985
0.125% due 04/15/20 ^	9,721,157	9,823,723
0.125% due 04/15/21 ^	7,669,498	7,717,831
0.125% due 01/15/22 ^	19,646,600	19,692,353
0.125% due 07/15/22 ^	2,101,800	2,108,439
0.125% due 01/15/23 ^	8,710,957	8,652,112
0.125% due 07/15/24 ^	6,819,126	6,703,379
0.250% due 01/15/25 ^	7,254,546	7,137,779
0.375% due 07/15/23 ^	9,024,217	9,111,011
0.375% due 07/15/25 ^	5,013,874	4,988,472
0.625% due 01/15/24 ^	11,248,028	11,453,454
0.625% due 01/15/26 ^	13,069,350	13,189,347
0.625% due 02/15/43 ^	2,901,754	2,661,099
0.750% due 02/15/42 ^	4,129,196	3,915,444
0.750% due 02/15/45 ^	3,951,987	3,723,981
1.000% due 02/15/46 ^	3,570,525	3,588,067
1.125% due 01/15/21 ^	1,955,420	2,052,697
1.375% due 02/15/44 ^	9,334,440	10,199,565
1.750% due 01/15/28 ^	7,682,776	8,585,796
2.000% due 01/15/26 ^	2,922,264	3,294,892
2.125% due 01/15/19 ^	1,992,330	2,105,871
2.125% due 02/15/40 ^	2,035,397	2,524,094
2.125% due 02/15/41 ^	3,223,067	4,017,453
2.375% due 01/15/25 ^	5,871,926	6,747,111
2.375% due 01/15/27 ^	4,577,773	5,367,548
2.500% due 01/15/29 ^	4,852,414	5,858,353
3.625% due 04/15/28 ^	15,449,821	20,336,456
3.875% due 04/15/29 ^	4,558,147	6,237,879

		208,569,036

Total U.S. Treasury Obligations (Cost $213,089,577)		208,569,036

SHORT-TERM INVESTMENTS - 75.2%

Certificates of Deposit - 4.4%

The Bank of Montreal (Canada) 0.700% due 01/06/17	10,000,000	10,000,007

	Principal Amount	Value
Commercial Paper - 33.6%

BMW U.S. Capital LLC (Germany)
0.669% due 01/06/17	$8,000,000	$7,999,230
0.680% due 01/06/17	2,000,000	1,999,808
Canadian Imperial Bank of Commerce (Canada) 0.558% due 01/06/17	10,000,000	9,999,316
Exxon Mobil Corp 0.619% due 01/06/17	5,000,000	4,999,520
Nestle Capital Corp (Switzerland) 0.629% due 01/09/17	10,000,000	9,998,489
Novartis Finance Corp 0.710% due 01/06/17	10,000,000	9,999,096
Province of British Columbia (Canada) 0.588% due 01/06/17	10,000,000	9,999,174
Province of Quebec (Canada) 0.639% due 01/06/17	1,400,000	1,399,873
The Bank of Tokyo-Mitsubishi UFJ Ltd (Japan) 0.710% due 01/06/17	10,000,000	9,998,680
Unilever Capital Corp (United Kingdom) 0.680% due 01/09/17	10,000,000	9,998,717

		76,391,903

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $701,105; collateralized by U.S. Treasury Notes: 2.500% due 05/15/24 and value $715,530)	701,103	701,103

U.S. Government Agency Issues - 36.9%

Federal Home Loan Bank 0.456% due 01/06/17	50,000,000	49,998,449
Freddie Mac 0.436% due 01/06/17	34,000,000	33,998,945

		83,997,394

Total Short-Term Investments (Cost $171,086,490)		171,090,407

TOTAL INVESTMENTS - 168.7% (Cost $388,243,963)		383,757,689

OTHER ASSETS & LIABILITIES, NET - (68.7%)		(156,337,229)

NET ASSETS - 100.0%		$227,420,460

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	91.7%
Short-Term Investments	75.2%
Others (each less than 3.0%)	1.8%

	168.7%
Other Assets & Liabilities, Net	(68.7%	)

	100.0%

(b)	The average amount of borrowings by the Fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended December 31, 2016 was $4,719,960 at a weighted average interest rate of 1.089%.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(c)	Forward foreign currency contracts outstanding as of December 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
CAD	6,400,000	USD	4,804,390	01/17	CIT	($36,658)
USD	4,849,425	CAD	6,380,000	01/17	CIT	96,592

Total Forward Foreign Currency Contracts						$59,934

(d)	Transactions in written options for the year ended December 31, 2016 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2015	120	$43,173
Call Options Written	3,527	667,811
Put Options Written	8,504	1,382,825
Call Options Exercised	(701)	(160,895)
Put Options Exercised	(271)	(80,994)
Call Options Expired	(227)	(42,590)
Put Options Expired	(1,351)	(85,508)
Call Options Closed	(2,599)	(464,327)
Put Options Closed	(7,002)	(1,259,495)

Outstanding, December 31, 2016	-	$-

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$4,098,246	$-	$4,098,246	$-
	U.S. Treasury Obligations	208,569,036	-	208,569,036	-
	Short-Term Investments	171,090,407	-	171,090,407	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	96,592	-	96,592	-

	Total Assets	383,854,281	-	383,854,281	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(36,658)	-	(36,658)	-

	Total Liabilities	(36,658)	-	(36,658)	-

	Total	$383,817,623	$-	$383,817,623	$-

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2016, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Sale-buyback Financing Transactions	($157,047,362)	$-	($157,047,362)	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments

December 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 29.6%

Basic Materials - 0.0%

Rohm & Haas Co 6.000% due 09/15/17	$368,000	$379,529

Communications - 1.9%

Altice Luxembourg SA (Luxembourg) 7.250% due 05/15/22 ~	EUR 5,012,000	5,658,385
AT&T Inc 4.450% due 05/15/21	$5,000,000	5,288,630
CBS Radio Inc 7.250% due 11/01/24 ~	5,300,000	5,551,750
Qwest Corp 6.875% due 09/15/33	1,178,000	1,126,363
SFR Group SA (France) 7.375% due 05/01/26 ~	6,300,000	6,457,500
Sprint Capital Corp 6.900% due 05/01/19	3,500,000	3,714,375
Verizon Communications Inc
1.351% due 06/09/17 §	17,900,000	17,921,910
3.000% due 11/01/21	2,800,000	2,821,675
3.500% due 11/01/24	11,200,000	11,169,178

		59,709,766

Consumer, Cyclical - 1.6%

Air Canada Pass-Through Trust ‘AA’ (Canada) 3.750% due 06/15/29 ~	2,146,957	2,251,621
American Airlines Pass-Through Trust ‘A’ 3.250% due 04/15/30	3,000,000	2,891,250
American Airlines Pass-Through Trust ‘AA’ 3.000% due 04/15/30	3,400,000	3,274,625
Continental Airlines Pass-Through Trust ‘A’ 7.250% due 05/10/21	3,358,105	3,756,880
CVS Health Corp
2.800% due 07/20/20	3,300,000	3,350,470
3.875% due 07/20/25	1,534,000	1,583,228
Daimler Finance North America LLC (Germany) 2.000% due 08/03/18 ~	8,000,000	8,011,568
Ford Motor Credit Co LLC
1.471% due 09/08/17 §	2,300,000	2,300,876
1.500% due 01/17/17	6,345,000	6,345,577
2.240% due 06/15/18	1,900,000	1,902,951
General Motors Financial Co Inc
3.150% due 01/15/20	5,200,000	5,233,134
3.200% due 07/13/20	4,600,000	4,614,375
Newell Brands Inc 3.850% due 04/01/23	1,700,000	1,763,973
WestJet Airlines Ltd (Canada) 3.500% due 06/16/21 ~	2,900,000	2,899,214

		50,179,742

Consumer, Non-Cyclical - 1.1%

AbbVie Inc 2.300% due 05/14/21	4,500,000	4,409,689
Actavis Funding SCS 3.000% due 03/12/20	3,000,000	3,042,342
Aetna Inc 1.700% due 06/07/18	7,000,000	6,994,883
Anheuser-Busch InBev Finance Inc (Belgium) 3.300% due 02/01/23	1,000,000	1,018,047
Baxalta Inc 1.776% due 06/22/18 §	8,300,000	8,303,843
Reynolds American Inc 4.450% due 06/12/25	4,200,000	4,436,456

	Principal Amount	Value
Whole Foods Market Inc 5.200% due 12/03/25	$200,000	$211,865
Zimmer Biomet Holdings Inc 2.700% due 04/01/20	6,000,000	6,001,626

		34,418,751

Energy - 1.3%

CNPC General Capital Ltd (China) 1.802% due 05/14/17 § ~	6,700,000	6,703,852
Energy Transfer Partners LP
4.050% due 03/15/25	3,600,000	3,565,328
4.900% due 03/15/35	1,800,000	1,684,633
Genesis Energy LP 6.750% due 08/01/22	3,000,000	3,132,000
Kinder Morgan Energy Partners LP
3.450% due 02/15/23	2,790,000	2,768,581
9.000% due 02/01/19	2,259,000	2,544,102
Kinder Morgan Inc
1.500% due 03/16/22	EUR 3,000,000	3,206,836
2.250% due 03/16/27	1,800,000	1,881,242
Odebrecht Drilling Norbe VIII/IX Ltd (Brazil) 6.350% due 06/30/22 ~	$3,146,000	1,439,295
Petrobras Global Finance BV (Brazil)
3.873% due 03/17/20 §	500,000	489,945
4.875% due 03/17/20	200,000	198,240
5.375% due 01/27/21	1,300,000	1,274,650
7.875% due 03/15/19	602,000	646,753
8.375% due 05/23/21	500,000	540,000
Plains All American Pipeline LP 2.600% due 12/15/19	2,250,000	2,252,797
Regency Energy Partners LP 5.000% due 10/01/22	4,100,000	4,345,520
Sabine Pass Liquefaction LLC 5.625% due 04/15/23	1,750,000	1,868,125
Williams Partners LP
4.875% due 05/15/23	500,000	509,439
4.875% due 03/15/24	3,000,000	3,030,279

		42,081,617

Financial - 22.8%

AerCap Ireland Capital Ltd (Netherlands)
4.500% due 05/15/21	6,900,000	7,168,065
5.000% due 10/01/21	1,200,000	1,264,500
Ally Financial Inc
2.750% due 01/30/17	2,900,000	2,901,088
3.250% due 02/13/18	1,300,000	1,309,750
5.500% due 02/15/17	9,200,000	9,240,250
alstria office REIT-AG (Germany) 2.125% due 04/12/23 ~	EUR 2,300,000	2,542,645
Banco Espirito Santo SA (Portugal)
2.625% due 05/08/17 * Y ~	1,000,000	300,005
4.750% due 01/15/18 * Y ~	5,600,000	1,680,030
Banco Santander Mexico SA (Mexico) 4.125% due 11/09/22 ~	$8,900,000	8,900,000
Banco Santander SA (Spain) 6.250% § ± ~	EUR 1,100,000	1,088,684
Bank of America Corp
2.151% due 11/09/20	$5,200,000	5,133,752
2.625% due 04/19/21	4,000,000	3,973,124
2.650% due 04/01/19	4,000,000	4,042,884
3.300% due 01/11/23	1,480,000	1,485,485
4.000% due 04/01/24	5,800,000	5,984,289
5.650% due 05/01/18	5,000,000	5,239,755
6.000% due 09/01/17	2,900,000	2,984,425
6.875% due 04/25/18	10,100,000	10,737,290
Bank of America NA
1.263% due 06/15/17 §	9,600,000	9,595,392
1.303% due 05/08/17 §	4,400,000	4,404,290
1.392% due 06/05/17 §	7,500,000	7,508,640

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Barclays Bank PLC (United Kingdom)
7.750% due 04/10/23 §	$1,300,000	$1,371,695
10.179% due 06/12/21 ~	19,400,000	24,092,375
Barclays PLC (United Kingdom) 6.500% § ±	EUR 5,900,000	6,044,565
BBVA Bancomer SA (Mexico) 6.500% due 03/10/21 ~	$1,200,000	1,298,400
BRFkredit AS (Denmark) 4.000% due 01/01/18	DKK 79,100,000	11,684,848
Cantor Fitzgerald LP 6.500% due 06/17/22 ~	$8,200,000	8,757,534
CIT Group Inc
4.250% due 08/15/17	5,580,000	5,656,725
5.250% due 03/15/18	2,500,000	2,596,875
Citigroup Inc
1.700% due 04/27/18	3,900,000	3,892,106
1.878% due 06/07/19 §	3,900,000	3,931,676
2.050% due 06/07/19	2,000,000	1,992,786
2.350% due 08/02/21	4,000,000	3,913,400
2.361% due 09/01/23 §	7,600,000	7,757,244
2.650% due 10/26/20	4,000,000	4,003,336
Cooperatieve Rabobank UA (Netherlands) 11.000% § ± ~	8,500,000	10,021,925
Credit Suisse Group Funding Guernsey Ltd (Switzerland)
3.172% due 04/16/21 §	5,500,000	5,705,667
3.800% due 09/15/22	11,000,000	11,099,583
3.800% due 06/09/23	6,200,000	6,195,195
Deutsche Bank AG (Germany)
2.792% due 05/10/19 §	13,700,000	13,905,747
4.250% due 10/14/21 ~	3,500,000	3,514,038
6.000% due 09/01/17	2,400,000	2,457,072
Discover Bank 2.600% due 11/13/18	3,200,000	3,228,528
Essex Portfolio LP REIT 3.375% due 04/15/26	5,200,000	5,031,177
HCP Inc REIT 4.000% due 12/01/22	3,900,000	4,015,448
Hospitality Properties Trust REIT 4.250% due 02/15/21	2,500,000	2,586,720
HSBC Holdings PLC (United Kingdom)
2.498% due 01/05/22 §	9,300,000	9,479,964
3.191% due 03/08/21 §	5,600,000	5,861,134
3.400% due 03/08/21	7,000,000	7,116,389
Huntington Bancshares Inc 3.150% due 03/14/21	9,000,000	9,128,151
International Lease Finance Corp 6.250% due 05/15/19	5,400,000	5,818,500
Intesa Sanpaolo SPA (Italy) 2.375% due 01/13/17	7,890,000	7,891,136
JPMorgan Chase & Co
0.816% due 05/30/17 §	GBP 2,500,000	3,080,051
2.400% due 06/07/21	$6,000,000	5,943,300
2.550% due 03/01/21	7,200,000	7,174,663
3.900% due 07/15/25	11,400,000	11,719,690
LeasePlan Corp NV (Netherlands) 2.875% due 01/22/19 ~	8,000,000	7,998,600
Lloyds Bank PLC (United Kingdom) 12.000% § ± ~	5,300,000	7,088,750
Manulife Financial Corp (Canada) 4.150% due 03/04/26	2,000,000	2,087,506
Mizuho Bank Ltd (Japan) 1.447% due 09/25/17 § ~	10,700,000	10,696,362
Morgan Stanley
2.125% due 04/25/18	300,000	301,250
2.162% due 04/25/18 §	2,000,000	2,021,318
3.875% due 01/27/26	4,000,000	4,042,488
National Australia Bank Ltd (Australia)
1.278% due 06/30/17 § ~	25,900,000	25,913,960
2.250% due 03/16/21 ~	7,700,000	7,625,541

	Principal Amount	Value
Navient Corp 5.500% due 01/15/19	$600,000	$624,000
Nykredit Realkredit AS (Denmark)
1.000% due 04/01/17	DKK 12,700,000	1,808,626
2.000% due 04/01/17	38,800,000	5,524,598
2.000% due 10/01/17	30,300,000	4,365,409
OneMain Financial Holdings LLC
6.750% due 12/15/19 ~	$1,400,000	1,464,750
7.250% due 12/15/21 ~	1,300,000	1,361,750
Piper Jaffray Cos 5.060% due 10/09/18 ~	2,000,000	2,037,500
Principal Life Global Funding II 1.200% due 05/19/17 ~	17,500,000	17,499,107
Realkredit Danmark AS (Denmark)
1.000% due 01/01/17	DKK 108,400,000	15,348,673
1.000% due 04/01/17	136,400,000	19,382,319
1.000% due 01/01/18	20,000,000	2,874,280
2.000% due 04/01/17	313,300,000	44,628,337
Regions Financial Corp 3.200% due 02/08/21	$5,800,000	5,882,865
Royal Bank of Canada (Canada) 2.300% due 03/22/21	7,700,000	7,651,775
Royal Bank of Scotland Group PLC (United Kingdom)
2.500% due 03/22/23 ~	EUR 4,900,000	5,262,766
6.990% § ± ~	$8,500,000	9,201,250
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 08/05/21	4,500,000	4,404,397
Simon Property Group LP REIT 2.500% due 09/01/20	6,400,000	6,446,669
Societe Generale SA (France) 8.000% § ± ~	8,200,000	8,224,600
Springleaf Finance Corp 8.250% due 12/15/20	4,000,000	4,360,000
Sumitomo Mitsui Banking Corp (Japan) 1.548% due 10/19/18 §	10,000,000	10,035,860
Synchrony Financial 2.287% due 11/09/17 §	6,000,000	6,040,050
The Bank of Nova Scotia (Canada) 1.250% due 04/11/17	26,700,000	26,709,265
The Bank of Tokyo-Mitsubishi UFJ Ltd (Japan) 1.979% due 09/14/18 § ~	7,500,000	7,536,217
The Bear Stearns Cos LLC
6.400% due 10/02/17	17,200,000	17,819,320
7.250% due 02/01/18	10,900,000	11,535,274
The Blackstone Group LP 9.296% due 03/19/19 ~	3,407,771	3,437,589
The Goldman Sachs Group Inc
1.586% due 05/22/17 §	16,600,000	16,629,050
2.163% due 09/15/20 §	8,400,000	8,482,715
The Royal Bank of Scotland PLC (United Kingdom) 9.500% due 03/16/22 § ~	1,100,000	1,118,266
The Toronto-Dominion Bank (Canada) 2.250% due 03/15/21 ~	7,700,000	7,652,137
UBS AG (Switzerland)
1.491% due 06/01/17 §	4,500,000	4,505,854
1.781% due 06/01/20 §	1,700,000	1,702,117
UBS Group Funding Jersey Ltd (Switzerland)
3.000% due 04/15/21 ~	8,000,000	8,005,368
4.125% due 04/15/26 ~	7,100,000	7,265,096
Wells Fargo & Co 7.980% § ±	18,600,000	19,460,250
Wells Fargo Bank NA 1.601% due 12/06/19 §	5,000,000	5,014,270

		724,530,130

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Industrial - 0.1%

Hellenic Railways Organization SA (Greece) 5.014% due 12/27/17 ~	EUR 3,400,000	$3,502,957
Norfolk Southern Corp 2.903% due 02/15/23	$1,000,000	994,212

		4,497,169

Technology - 0.3%

Apple Inc 2.850% due 05/06/21	2,000,000	2,046,338
Diamond 1 Finance Corp 5.450% due 06/15/23 ~	6,500,000	6,896,922

		8,943,260

Utilities - 0.5%

Dynegy Inc
6.750% due 11/01/19	12,500,000	12,781,250
7.375% due 11/01/22	3,300,000	3,168,000
7.625% due 11/01/24	1,600,000	1,484,000

		17,433,250

Total Corporate Bonds & Notes (Cost $944,001,227)		942,173,214

SENIOR LOAN NOTES - 0.2%

Communications - 0.1%

CBS Radio Inc Term B 4.500% due 10/17/23 §	1,720,755	1,742,254

Consumer, Cyclical - 0.1%

FCA US LLC Term B 3.500% due 05/24/17 §	3,895,824	3,910,920

Total Senior Loan Notes (Cost $5,608,008)		5,653,174

MORTGAGE-BACKED SECURITIES - 58.0%

Collateralized Mortgage Obligations - Commercial - 2.7%

BAMLL Commercial Mortgage Securities Trust 2.439% due 12/15/33 § ~	7,700,000	7,734,775
Banc of America Commercial Mortgage Trust 5.451% due 01/15/49	4,613	4,610
Bcrr Trust 5.858% due 07/17/40 § ~	4,139,946	4,139,769
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/44	199,826	199,941
5.700% due 06/11/50	4,902,123	5,007,941
5.711% due 06/11/40 §	10,657,379	10,760,837
Capmark Mortgage Securities Inc (IO) 1.089% due 05/15/35 §	324,330	3,909
CFCRE Commercial Mortgage Trust 3.060% due 11/10/49	5,613,000	5,594,455
Citigroup Commercial Mortgage Trust 2.984% due 11/15/49	8,000,000	7,938,628
Freddie Mac Multifamily Structured Pass-Through Certificates (IO) 1.290% due 08/25/22 §	21,896,957	1,278,290
GS Mortgage Securities Trust 3.602% due 10/10/49 § ~	7,000,000	6,678,945
JP Morgan Chase Commercial Mortgage Securities Trust
2.154% due 10/15/33 § ~	6,000,000	6,025,307
5.713% due 02/12/49 §	3,233,212	3,252,863

	Principal Amount	Value
JPMCC Re-REMIC Trust 2.154% due 01/15/33 § ~	$7,700,000	$7,716,286
LB-UBS Commercial Mortgage Trust 5.866% due 09/15/45 §	1,133,860	1,162,017
ML-CFC Commercial Mortgage Trust 5.700% due 09/12/49	4,317,995	4,404,632
Morgan Stanley Bank of America Merrill Lynch Trust 3.150% due 03/15/48	7,000,000	7,115,557
Morgan Stanley Re-REMIC Trust 5.793% due 08/12/45 § ~	532,983	534,338
Wachovia Bank Commercial Mortgage Trust 5.342% due 12/15/43	4,254,750	4,250,043

		83,803,143

Collateralized Mortgage Obligations - Residential - 6.1%

Alternative Loan Trust
0.919% due 02/20/47 §	6,994,626	4,906,250
0.946% due 10/25/46 §	727,412	703,899
1.036% due 02/25/37 §	193,438	159,290
1.066% due 10/25/35 §	168,691	130,236
Alternative Loan Trust (IO) 4.244% due 05/25/35 §	3,020,274	288,345
Banc of America Funding Trust
0.796% due 08/25/47 § ~	10,643,087	7,842,080
3.061% due 02/20/36 §	1,753,862	1,740,262
BCAP LLC Trust
5.086% due 03/26/37 § ~	612,742	591,491
5.250% due 02/26/36 ~	2,555,321	2,177,175
5.250% due 08/26/37 ~	4,262,598	4,404,744
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 08/25/35 §	19,491	19,636
3.044% due 08/25/33 §	2,208,942	2,204,304
Bear Stearns ALT-A Trust
1.596% due 11/25/34 §	345,648	338,486
2.988% due 01/25/36 §	3,580,467	3,091,027
Bear Stearns Structured Products Inc Trust
3.006% due 01/26/36 §	1,535,775	1,224,327
3.107% due 12/26/46 §	1,145,840	922,149
ChaseFlex Trust 4.816% due 09/25/36 §	6,260,888	5,866,884
Citigroup Mortgage Loan Trust 3.042% due 08/25/35 §	608,625	423,974
Countrywide Home Loan Mortgage Pass-Through Trust
1.396% due 03/25/35 §	1,145,164	972,343
3.051% due 05/20/34 §	1,280,314	1,223,949
3.172% due 08/25/34 §	173,268	148,524
6.500% due 10/25/37	1,906,602	1,723,405
Credit Suisse First Boston Mortgage Securities Corp 1.173% due 03/25/32 § ~	213,227	198,864
Downey Savings & Loan Association Mortgage Loan Trust 2.776% due 07/19/44 §	931,017	924,130
Fannie Mae
0.816% due 07/25/37 §	311,811	304,859
1.136% due 04/18/28 §	89,147	89,987
1.186% due 10/18/30 §	589	592
1.256% due 03/25/17 §	133	134
5.000% due 03/25/21	23,158	23,711
6.225% due 10/25/42 §	841,017	940,944
Fannie Mae (IO)
1.356% due 05/25/40 §	2,551,454	2,560,797
5.944% due 10/25/35 §	5,767	951
FHLMC-GNMA 7.500% due 09/20/26	164,811	189,989

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
First Horizon Alternative Mortgage Securities Trust
2.832% due 03/25/35 §	$1,219,286	$956,914
2.996% due 06/25/34 §	4,390,996	4,299,723
6.000% due 01/25/35	54,755	50,371
Freddie Mac
1.054% due 12/15/29 §	15,406	15,403
1.104% due 06/15/41 §	9,028,107	9,017,549
3.500% due 07/15/32	743	743
7.000% due 09/15/21	16,055	17,032
7.500% due 01/15/23	422,991	465,435
Freddie Mac Structured Pass-Through Certificates
1.741% due 10/25/44 §	1,645,871	1,688,451
1.941% due 07/25/44 §	8,520,088	8,535,018
Government National Mortgage Association
0.900% due 10/20/66 §	4,839,252	4,833,881
1.080% due 05/20/65 §	2,141,690	2,106,837
1.130% due 07/20/65 - 08/20/65 §	14,112,101	13,916,747
1.180% due 07/20/63 §	13,440,215	13,453,631
1.280% due 01/20/66 §	8,869,012	8,809,182
Great Hall Mortgages No 1 PLC (United Kingdom) 1.123% due 06/18/39 § ~	6,917,693	6,605,497
GreenPoint Mortgage Funding Trust 0.862% due 11/25/45 §	63,691	55,069
HarborView Mortgage Loan Trust 0.916% due 05/25/38 §	2,229,608	1,725,163
Impac CMB Trust 1.296% due 05/25/35 §	116,129	105,279
Impac Secured Assets Trust 0.926% due 01/25/37 §	1,271,317	1,162,997
IndyMac ARM Trust 2.203% due 01/25/32 §	35,227	34,123
JP Morgan Alternative Loan Trust 6.000% due 12/27/36 ~	2,027,857	1,656,900
JP Morgan Mortgage Trust 1.056% due 10/25/35 §	3,912,241	2,972,922
Lehman Mortgage Trust 5.750% due 02/25/37	11,279,338	9,875,383
Marche Mutui SARL (Italy) 1.938% due 01/27/64 § ~	EUR 2,552,715	2,710,771
MASTR Adjustable Rate Mortgages Trust 3.034% due 04/21/34 §	$45,921	46,586
MASTR Alternative Loan Trust 1.156% due 03/25/36 §	790,627	152,775
Merrill Lynch Mortgage Investors Trust
1.006% due 11/25/35 §	74,394	70,242
2.830% due 06/25/35 §	83,992	81,770
PHH Alternative Mortgage Trust 0.916% due 02/25/37 §	21,052,171	17,764,820
Provident Funding Mortgage Loan Trust 2.951% due 04/25/34 §	5,324	5,307
RALI Trust 6.250% due 01/25/37	1,720,934	1,394,998
RBSSP Resecuritization Trust 6.250% due 12/26/36 § ~	784,235	499,400
Reperforming Loan REMIC Trust 1.096% due 06/25/35 § ~	3,106,805	2,772,484
Residential Asset Securitization Trust (IO) 4.194% due 11/25/35 §	3,667,533	582,629
Residential Funding Mortgage Securities I Trust 3.412% due 09/25/35 §	837,598	661,064
Residential Mortgage Securities PLC (United Kingdom) 1.523% due 06/15/46 § ~	GBP 2,333,191	2,887,829
ResLoC UK PLC (United Kingdom) 0.264% due 12/15/43 § ~	EUR 3,556,531	3,486,672
Sequoia Mortgage Trust 1.089% due 07/20/33 §	$896,348	843,373

	Principal Amount	Value
Structured Adjustable Rate Mortgage Loan Trust 2.986% due 01/25/35 §	$488,678	$464,138
Structured Asset Mortgage Investments Trust 1.396% due 09/19/32 §	91,949	89,701
Structured Asset Mortgage Investments II Trust
0.966% due 05/25/36 §	1,320,228	1,027,258
0.986% due 02/25/36 §	1,840,398	1,564,839
0.986% due 05/25/45 §	315,623	278,440
0.986% due 07/19/35 §	317,482	297,872
1.036% due 02/25/36 §	1,320,431	1,117,863
Suntrust Alternative Loan Trust (IO) 4.344% due 12/25/35 §	9,251,703	1,044,829
WaMu Mortgage Pass-Through Certificates Trust
1.026% due 12/25/45 §	74,997	71,588
1.046% due 10/25/45 §	80,448	77,495
1.933% due 08/25/42 §	47,502	45,514
Washington Mutual Mortgage Pass-Through Certificates Trust
1.397% due 11/25/46 §	2,166,641	1,585,332
5.750% due 01/25/36	2,915,643	2,575,522
6.000% due 07/25/36	3,261,951	2,834,339
Washington Mutual Mortgage Pass-Through Certificates Trust (IO)
4.094% due 11/25/35 §	18,913,590	2,302,348
4.194% due 11/25/35 §	4,967,918	694,050
Washington Mutual MSC Mortgage Pass-Through Certificates Trust 2.861% due 02/25/33 §	48,290	48,462
Wells Fargo Mortgage-Backed Securities Trust
3.027% due 07/25/36 §	3,605,079	3,471,259
3.029% due 12/25/34 §	478,941	471,018
3.073% due 10/25/33 §	98,569	99,735
3.083% due 04/25/36 §	1,200,185	1,183,858
3.109% due 03/25/36 §	161,668	154,266
3.200% due 04/25/36 §	108,121	9,205

		194,167,639

Fannie Mae - 45.0%

1.741% due 08/01/42 - 10/01/44 §	1,380,258	1,406,909
1.943% due 03/01/33 §	376,547	392,410
2.170% due 02/01/33 §	356,761	375,291
2.271% due 09/01/35 §	268,604	279,299
2.310% due 08/01/22	1,200,000	1,191,508
2.412% due 07/01/33 §	20,336	21,201
2.414% due 01/01/34 §	13,356	14,044
2.425% due 02/01/33 §	6,359	6,694
2.481% due 01/01/25 §	46,766	48,142
2.485% due 01/01/36 §	80,150	84,433
2.529% due 04/01/35 §	649,794	684,382
2.552% due 01/01/23 - 09/01/33 §	98,619	102,343
2.555% due 04/01/34 §	58,288	58,947
2.595% due 04/01/27 §	9,324	9,416
2.614% due 07/01/35 §	1,741,029	1,840,137
2.616% due 08/01/36 §	613,781	648,333
2.620% due 03/01/34 §	13,924	14,748
2.697% due 12/01/22 §	14,900	15,390
2.700% due 11/01/23 §	60	60
2.705% due 08/01/35 §	535,582	562,744
2.741% due 07/01/33 §	43,896	46,413
2.819% due 08/01/34 §	766	808
2.827% due 03/01/33 §	16,698	17,451
2.838% due 12/01/34 §	1,753,654	1,821,356
2.870% due 09/01/27	4,800,000	4,707,200
2.872% due 11/01/34 §	3,868,361	4,103,481
2.971% due 11/01/34 §	17,993	18,930

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
2.980% due 12/01/34 §	$5,630	$5,944
3.000% due 04/01/27 - 02/01/47	298,702,341	296,577,055
3.208% due 05/01/36 §	37,783	39,703
3.215% due 09/01/35 §	166,937	176,260
3.330% due 11/01/21	363,414	379,451
3.500% due 01/01/32 - 02/01/47	558,000,000	571,684,568
3.500% due 06/01/34 §	6,576	6,964
3.584% due 05/01/36 §	31,116	33,107
3.653% due 05/01/36 §	1,199,380	1,279,436
4.000% due 02/01/17 - 02/01/47	348,451,386	365,721,463
4.500% due 03/01/18 - 02/01/47	97,935,465	105,205,994
4.714% due 09/01/34 §	297,418	312,657
5.000% due 01/01/23 - 02/01/47	32,702,523	35,637,214
5.500% due 08/01/18 - 09/01/41	23,561,719	25,417,798
6.000% due 07/01/17 - 01/01/47	9,755,627	11,097,348
6.500% due 01/01/17 - 09/01/37	1,150,516	1,308,233
7.500% due 01/01/33	28,743	34,548
8.000% due 05/01/30 - 08/01/30	5,656	5,840
8.500% due 07/01/32	3,041	3,302

		1,433,398,955

Federal Housing Authority - 0.0%

6.896% due 07/01/20	48,607	47,377
7.430% due 10/01/20	10,909	10,633

		58,010

Freddie Mac - 2.8%

2.594% due 09/01/35 §	357,887	376,124
2.643% due 01/01/28 §	7,241	7,469
2.750% due 07/01/32 §	9,473	9,880
2.829% due 05/01/23 §	3,304	3,412
2.875% due 05/01/32 §	3,233	3,327
2.881% due 03/01/32 §	61,676	64,875
2.910% due 03/01/32 §	85,619	90,351
2.984% due 06/01/17 §	144	144
3.500% due 02/01/47	37,000,000	37,808,624
4.000% due 02/01/47	19,000,000	19,919,481
4.500% due 01/01/47	20,000,000	21,463,125
5.500% due 03/01/23 - 05/01/40	8,354,522	9,369,102
6.000% due 11/01/18 - 10/01/22	378,313	427,610
6.500% due 02/01/17 - 05/01/17	3,953	3,962
7.000% due 10/01/37	60,123	68,827

		89,616,313

Government National Mortgage Association - 1.4%

2.000% due 12/20/22 - 03/20/33 §	1,542,411	1,589,795
2.125% due 05/20/22 - 09/20/32 §	1,576,454	1,623,269
2.500% due 11/20/24 - 03/20/29 §	145,434	149,623
2.625% due 09/20/22 - 07/20/24 §	50,430	50,736
3.000% due 08/20/20 §	24,630	24,742
3.500% due 01/01/47 - 02/01/47	6,000,000	6,228,737
4.000% due 03/15/44 - 02/01/47	25,834,179	27,413,826
5.000% due 05/15/33 - 11/15/41	6,819,171	7,511,396
6.000% due 06/15/38 - 09/15/38	22,128	25,118
7.500% due 07/15/31 - 12/15/31	38,965	46,648
8.000% due 12/15/29 - 08/15/32	291,335	323,454
8.500% due 08/15/22 - 12/15/30	333,429	347,881
9.000% due 02/15/20 - 04/15/20	4,120	4,382
10.000% due 07/15/22 - 02/15/25	2,063	2,206

		45,341,813

Total Mortgage-Backed Securities (Cost $1,835,688,566)		1,846,385,873

ASSET-BACKED SECURITIES - 8.1%

ABFC Trust 1.306% due 07/25/35 §	5,600,000	4,626,824
ACAS CLO Ltd (Cayman) 2.061% due 04/20/25 § ~	2,750,000	2,750,145
ACE Securities Corp Home Equity Loan Trust 1.416% due 11/25/35 §	2,413,323	2,394,580

	Principal Amount	Value
Argent Securities Inc Asset-Backed Pass-Through Certificates 1.136% due 02/25/36 §	$2,836,504	$2,012,687
Bear Stearns Asset-Backed Securities I Trust 0.866% due 04/25/31 §	739,396	772,987
Bear Stearns Asset-Backed Securities Trust 2.856% due 03/25/35 §	3,838,842	3,739,299
Catamaran CLO Ltd (Cayman) 2.108% due 10/18/26 § ~	6,000,000	6,004,430
CIFC Funding Ltd CLO (Cayman) 2.177% due 08/14/24 § ~	6,933,418	6,936,350
2.258% due 01/17/27 § ~	9,200,000	9,187,873
Citigroup Mortgage Loan Trust
0.896% due 12/25/36 §	7,038,421	6,428,180
0.906% due 12/25/36 §	13,017,840	6,967,381
0.916% due 12/25/36 § ~	3,187,677	1,981,989
Countrywide Asset-Backed Certificates
0.886% due 12/25/36 §	7,352,950	7,271,328
0.896% due 06/25/47 §	9,794,541	7,104,454
0.906% due 05/25/37 §	3,048,946	2,893,870
1.206% due 03/25/47 § ~	2,745,591	1,561,244
CWABS Asset-Backed Certificates Trust
0.896% due 03/25/37 §	5,399,697	4,946,903
0.906% due 02/25/37 §	6,342,855	6,248,603
Delta Funding Home Equity Loan Trust 7.030% due 08/15/30	42,068	48,374
Dryden XXVIII Senior Loan Fund (Cayman) 2.006% due 08/15/25 § ~	6,000,000	5,987,009
EFS Volunteer No 2 LLC 1.636% due 07/26/27 § ~	2,294,911	2,299,345
FBR Securitization Trust 1.349% due 09/25/35 §	28,530,000	22,593,021
Hillmark Funding Ltd (Cayman) 1.161% due 05/21/21 § ~	4,153,834	4,139,898
Home Equity Mortgage Loan Asset-Backed Trust 1.076% due 04/25/37 §	7,375,606	5,718,987
HSI Asset Securitization Corp Trust 1.086% due 02/25/36 §	1,100,000	883,046
Imc Home Equity Loan Trust 6.720% due 08/20/29 §	3,078	3,061
IXIS Real Estate Capital Trust 0.856% due 01/25/37 §	11,988,754	5,677,090
Jubilee CDO BV (Netherlands) 0.023% due 07/30/24 § ~	EUR 1,818,826	1,917,875
Lehman ABS Mortgage Loan Trust 0.846% due 06/25/37 § ~	$1,491,495	925,214
Lehman XS Trust 0.926% due 02/25/37 §	7,448,451	4,372,286
Lockwood Grove CLO Ltd (Cayman) 2.330% due 04/25/25 § ~	7,700,000	7,709,078
Long Beach Mortgage Loan Trust 0.906% due 09/25/36 §	4,110,298	2,731,803
Malin CLO BV (Netherlands) 0.000% due 05/07/23 § ~	EUR 952,479	1,002,954
Mastr Asset-Backed Securities Trust 1.006% due 04/25/36 §	$10,143,695	4,524,623
Mid-State Trust VI 7.340% due 07/01/35	730,653	775,521
Mid-State Trust VIII 7.791% due 03/15/38	395,385	428,053
Morgan Stanley ABS Capital I Inc Trust
0.936% due 03/25/37 §	3,430,018	1,822,384
0.976% due 11/25/36 §	8,542,005	5,428,313
1.006% due 03/25/37 §	5,743,287	3,077,778
Navient Private Education Loan Trust 2.204% due 01/16/35 § ~	5,036,596	5,076,707
Neptuno CLO I BV (Netherlands) 0.010% due 05/24/23 § ~	EUR 1,204,777	1,268,016

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Nissan Auto Receivables Owner Trust 0.630% due 05/15/17	$154,141	$154,141
Option One Mortgage Loan Trust 0.976% due 02/25/37 §	18,382,077	11,372,687
OZLM Funding IV Ltd (Cayman) 2.032% due 07/22/25 § ~	4,200,000	4,198,476
Park Place Securities Inc Asset-Backed Pass-Through Certificates 1.306% due 07/25/35 §	6,700,000	5,488,038
Penta CLO SA (Luxembourg) 0.067% due 06/04/24 § ~	EUR 76,343	80,174
People’s Choice Home Loan Securities Trust 1.276% due 12/25/35 §	$1,638,743	1,524,107
RAAC Trust 1.406% due 06/25/47 §	2,828,640	2,459,202
RASC Trust
0.916% due 11/25/36 §	1,213,684	1,123,864
1.166% due 01/25/36 §	3,500,000	3,230,559
Renaissance Home Equity Loan Trust 1.464% due 08/25/33 §	228,123	213,155
Saratoga Investment Corp CLO Ltd (Cayman) 2.267% due 10/20/25 § ~	7,000,000	7,003,290
Securitized Asset-Backed Receivables LLC Trust 1.416% due 08/25/35 §	12,237,294	8,035,248
Soundview Home Loan Trust 0.866% due 02/25/37 §	1,736,550	671,890
SpringCastLe America Funding LLC 3.050% due 04/25/29 ~	7,247,855	7,293,154
Structured Asset Investment Loan Trust 1.066% due 01/25/36 §	10,000,000	7,797,025
Structured Asset Securities Corp Mortgage Loan Trust
0.926% due 12/25/36 §	900,593	798,877
1.026% due 03/25/36 §	2,500,000	1,909,998
Terwin Mortgage Trust 0.966% due 04/25/37 § ~	1,001,311	949,754
United States Small Business Administration 6.120% due 09/01/21	190,277	200,623
VOLT XL LLC 4.375% due 11/27/45 § ~	4,114,588	4,156,247
VOLT XXIX LLC 3.375% due 10/25/54 § ~	4,388,367	4,401,144
VOLT XXXIX LLC 4.125% due 10/25/45 § ~	3,820,410	3,852,953
WhiteHorse VI Ltd (Cayman) 2.078% due 02/03/25 § ~	7,700,000	7,699,603

Total Asset-Backed Securities (Cost $253,249,865)		256,853,772

U.S. GOVERNMENT AGENCY ISSUES - 0.5%

Fannie Mae 5.375% due 06/12/17 ‡	5,300,000	5,408,873
Freddie Mac 1.250% due 10/02/19 ‡	10,950,000	10,885,121

Total U.S. Government Agency Issues (Cost $16,296,094)		16,293,994

U.S. TREASURY OBLIGATIONS - 29.4%

U.S. Treasury Bonds - 13.5%

2.250% due 08/15/46	15,400,000	12,916,149
2.500% due 02/15/45 ‡	1,300,000	1,155,565
2.500% due 02/15/46	4,800,000	4,256,006

	Principal Amount	Value
2.750% due 08/15/42	$26,200,000	$24,707,255
2.750% due 11/15/42	37,700,000	35,541,864
2.875% due 05/15/43	8,700,000	8,395,654
2.875% due 08/15/45	76,600,000	73,566,317
3.000% due 05/15/42	20,300,000	20,099,859
3.000% due 11/15/44 ‡	51,100,000	50,378,468
3.000% due 05/15/45	2,900,000	2,854,969
3.125% due 02/15/42	8,000,000	8,108,743
3.125% due 02/15/43 ‡	1,900,000	1,921,609
3.125% due 08/15/44 ‡	49,500,000	50,000,098
3.375% due 05/15/44 ‡	22,600,000	23,919,659
3.625% due 08/15/43	5,400,000	5,977,255
3.625% due 02/15/44 ‡	2,400,000	2,655,149
3.750% due 11/15/43 ‡	28,300,000	32,026,148
4.250% due 05/15/39	4,900,000	5,940,241
4.375% due 11/15/39	30,300,000	37,347,931
4.375% due 05/15/40	9,300,000	11,472,629
4.500% due 08/15/39	7,700,000	9,654,999
4.625% due 02/15/40	5,500,000	7,018,094

		429,914,661

U.S. Treasury Inflation Protected Securities - 14.8%

0.125% due 04/15/18 ^ ‡	23,109,528	23,325,255
0.125% due 01/15/22 ^	93,660,968	93,885,848
0.125% due 07/15/22 ^ ‡	10,742,446	10,777,177
0.125% due 07/15/24 ^	32,779,600	32,225,592
0.125% due 07/15/26 ^ ‡	2,420,208	2,341,355
0.250% due 01/15/25 ^ ‡	612,324	602,500
0.375% due 07/15/25 ^ ‡	5,402,237	5,375,080
0.625% due 01/15/26 ^ ‡	8,138,320	8,213,103
0.750% due 02/15/42 ^	4,065,012	3,854,583
0.750% due 02/15/45 ^	19,811,257	18,668,266
1.000% due 02/15/46 ^	13,425,174	13,491,132
1.750% due 01/15/28 ^	93,807,061	104,820,760
2.000% due 01/15/26 ^ ‡	14,249,079	16,063,728
2.375% due 01/15/25 ^	17,696,430	20,330,313
2.375% due 01/15/27 ^	22,174,470	25,995,508
2.500% due 01/15/29 ^	66,312,565	80,059,624
3.625% due 04/15/28 ^	896,694	1,180,113
3.875% due 04/15/29 ^	7,351,850	10,061,095

		471,271,032

U.S. Treasury Notes - 1.1%

1.625% due 10/31/23	7,000,000	6,727,392
2.500% due 05/15/24	26,900,000	27,276,117

		34,003,509

Total U.S. Treasury Obligations (Cost $954,500,980)		935,189,202

FOREIGN GOVERNMENT BONDS & NOTES - 7.4%

Brazil Letras do Tesouro Nacional (Brazil)
11.401% due 01/01/18	BRL 47,900,000	13,207,093
11.879% due 10/01/17	241,600,000	68,232,496
13.253% due 04/01/17	258,100,000	76,877,988
Export-Import Bank of Korea (South Korea)
2.625% due 12/30/20	$16,500,000	16,510,444
4.000% due 01/29/21	1,800,000	1,885,714
Hydro-Quebec (Canada) 8.625% due 06/15/29	1,000,000	1,438,996
Province of Ontario (Canada)
1.650% due 09/27/19	17,200,000	17,102,012
3.150% due 06/02/22	CAD 11,300,000	8,984,285
4.000% due 06/02/21	16,300,000	13,371,912
4.400% due 04/14/20	$2,400,000	2,585,863
Province of Quebec (Canada)
2.750% due 08/25/21	3,600,000	3,667,943
3.500% due 07/29/20	2,400,000	2,529,055

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
3.500% due 12/01/22	CAD 1,900,000	$1,540,052
4.250% due 12/01/21	7,500,000	6,253,659
The Korea Development Bank (South Korea) 3.500% due 08/22/17	$3,100,000	3,133,176

Total Foreign Government Bonds & Notes (Cost $241,858,135)		237,320,688

MUNICIPAL BONDS - 3.0%

American Municipal Power Inc OH ‘B’ 8.084% due 02/15/50	4,600,000	6,989,976
California Infrastructure & Economic Development Bank 6.486% due 05/15/49	1,700,000	2,126,836
California State Public Works Board ‘B2’ 7.804% due 03/01/35	4,700,000	6,417,286
Chicago Transit Authority IL ‘A’ 6.899% due 12/01/40	7,200,000	9,058,320
Chicago Transit Authority IL ‘B’ 6.200% due 12/01/40	1,900,000	2,226,724
City of Chicago IL ‘B’
5.630% due 01/01/22	3,500,000	3,508,540
7.750% due 01/01/42	5,600,000	5,686,520
Illinois Municipal Electric Agency 6.832% due 02/01/35	300,000	351,522
Metropolitan Transportation Authority NY ‘E’ 7.134% due 11/15/30	16,000,000	18,706,880
New York State Dormitory Authority 5.051% due 09/15/27	2,100,000	2,400,279
Pennsylvania Economic Development Financing Authority 6.532% due 06/15/39	1,600,000	1,887,424
Public Power Generation Agency NE 7.242% due 01/01/41	2,100,000	2,532,138
Southern California Public Power Authority 5.943% due 07/01/40	13,440,000	16,359,974
State of California 7.600% due 11/01/40	400,000	602,912
State of Iowa 6.750% due 06/01/34	1,000,000	1,107,180
Tobacco Settlement Finance Authority WV ‘A’ 7.467% due 06/01/47	8,250,000	7,465,838
Washington State Convention Center Public Facilities District 6.790% due 07/01/40	7,400,000	9,301,504

Total Municipal Bonds (Cost $81,316,083)		96,729,853

PURCHASED OPTIONS - 0.1%
(See Note (h) in Notes to Schedule of Investments) (Cost $3,334,076)		2,278,942

SHORT-TERM INVESTMENTS - 15.8%

Certificates of Deposit - 2.1%

Barclays Bank PLC (United Kingdom)
1.696% due 12/06/17 §	4,900,000	4,903,979
1.745% due 11/06/17 §	19,600,000	19,618,267
Mitsubishi UFJ Trust & Banking Corp (Japan) 1.713% due 09/19/17 §	5,000,000	5,009,295
Mizuho Bank Ltd (Japan) 1.653% due 12/12/17 §	19,100,000	19,108,805
Natixis SA (France)
1.688% due 09/25/17 §	900,000	903,093
1.688% due 10/02/17 §	2,300,000	2,304,538
Norinchukin Bank (Japan) 1.589% due 10/10/17 §	15,100,000	15,135,832

		66,983,809

	Principal Amount	Value
Commercial Paper - 4.7%

AutoNation Inc 1.350% due 01/04/17	$7,200,000	$7,198,964
Comcast Corp
1.050% due 01/24/17	12,700,000	12,692,054
1.060% due 01/27/17	9,900,000	9,892,862
Credit Suisse AG (Switzerland) 1.470% due 07/03/17	23,600,000	23,421,358
Engie SA (France) 1.590% due 10/04/17	6,600,000	6,527,525
Eni Finance USA Inc (Italy) 1.040% due 01/19/17	12,000,000	11,995,033
Enterprise Products Operating LLC 1.090% due 01/23/17	8,700,000	8,694,826
Ford Motor Credit Co LLC 1.700% due 09/12/17	9,100,000	8,982,614
Harris Corp 1.300% due 01/06/17	4,800,000	4,799,118
Hitachi Capital America Corp (Japan) 1.110% due 01/11/17	8,500,000	8,497,742
Mondelez International Inc 1.060% due 01/25/17	9,600,000	9,593,691
NiSource Finance Corp 1.240% due 01/23/17	9,700,000	9,694,232
Plains All American Pipeline LP 1.550% due 01/03/17	12,400,000	12,398,950
The Coca-Cola Co 0.870% due 01/06/17	4,600,000	4,599,620
VIACOM Inc 1.520% due 02/02/17	10,000,000	9,990,952

		148,979,541

Foreign Government Issues - 6.4%

Japan Treasury Bills (Japan)
(0.430)% due 03/13/17	JPY 80,000,000	685,065
(0.430)% due 03/21/17	1,770,000,000	15,158,495
(0.425)% due 03/13/17	830,000,000	7,107,478
(0.420)% due 03/27/17	510,000,000	4,367,906
(0.400)% due 02/10/17	550,000,000	4,707,944
(0.367)% due 01/10/17	930,000,000	7,957,538
(0.355)% due 01/10/17	240,000,000	2,053,558
(0.341)% due 03/13/17	1,800,000,000	15,411,290
(0.307)% due 03/06/17	1,740,000,000	14,895,731
(0.304)% due 03/06/17	1,370,000,000	11,728,174
(0.301)% due 02/27/17	70,000,000	599,213
(0.291)% due 02/27/17	1,910,000,000	16,349,689
(0.290)% due 03/06/17	360,000,000	3,081,783
(0.289)% due 02/27/17	1,120,000,000	9,587,218
(0.288)% due 03/06/17	3,330,000,000	28,506,399
(0.287)% due 03/06/17	3,390,000,000	29,019,971
(0.257)% due 02/06/17	1,270,000,000	10,869,064
(0.256)% due 02/06/17	2,440,000,000	20,882,274

		202,968,790

Repurchase Agreements - 0.3%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $8,849,736; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $9,029,847)	$8,849,707	8,849,707
JP Morgan Securities LLC 0.610% due 01/03/17 (Dated 12/30/16, repurchase price of $2,200,149; collateralized by Government National Mortgage Association: 4.000% due 11/20/46 and value $2,290,584)	2,200,000	2,200,000

		11,049,707

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
U.S. Government Agency Issues - 0.1%

Federal Home Loan Bank
0.490% due 01/05/17	$1,300,000	$1,299,973
0.500% due 01/18/17	1,000,000	999,846

		2,299,819

U.S. Treasury Bills - 2.2%

0.406% due 02/02/17 ‡	5,444,000	5,442,111
0.411% due 02/02/17 ‡	159,000	158,945
0.416% due 02/02/17 ‡	965,000	964,665
0.426% due 01/12/17 ‡	30,000	29,997
0.427% due 03/09/17 ‡	402,000	401,658
0.432% due 02/02/17 ‡	6,000	5,998
0.433% due 01/12/17 ‡	603,000	602,942
0.434% due 02/02/17 ‡	4,272,000	4,270,518
0.436% due 02/02/17 ‡	775,000	774,731
0.437% due 03/09/17 ‡	1,916,000	1,914,370
0.442% due 02/23/17 ‡	6,673,000	6,668,596
0.443% due 03/09/17 ‡	164,000	163,860
0.447% due 02/23/17 ‡	1,166,000	1,165,230
0.452% due 02/09/17 ‡	18,553,000	18,544,577
0.457% due 02/23/17 ‡	3,026,000	3,024,003
0.462% due 02/02/17 ‡	10,193,000	10,189,463
0.464% due 02/23/17 ‡	657,000	656,566
0.467% due 02/23/17 ‡	5,930,000	5,926,086
0.472% due 02/23/17 ‡	5,160,000	5,156,594
0.483% due 03/09/17 ‡	127,000	126,892
0.493% due 02/02/17 ‡	3,889,000	3,887,651
0.506% due 03/09/17 ‡	577,000	576,509
0.514% due 03/09/17 ‡	1,210,000	1,208,970

		71,860,932

Total Short-Term Investments (Cost $514,945,921)		504,142,598

TOTAL INVESTMENTS - 152.1% (Cost $4,850,798,955)		4,843,021,310

OTHER ASSETS & LIABILITIES, NET - (52.1%)		(1,658,903,147)

NET ASSETS - 100.0%		$3,184,118,163

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	58.0%
Corporate Bonds & Notes	29.6%
U.S. Treasury Obligations	29.4%
Short-Term Investments	15.8%
Asset-Backed Securities	8.1%
Foreign Government Bonds & Notes	7.4%
Municipal Bonds	3.0%
Others (each less than 3.0%)	0.8%

	152.1%
Other Assets & Liabilities, Net	(52.1%	)

	100.0%

(b)	Investments with a total aggregate value of $1,980,035 or less than 0.1% of the Fund’s net assets were in default as of December 31, 2016.

(c)	As of December 31, 2016, investments with a total aggregate value of $187,787,466 were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreements, open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(d)	The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the year ended December 31, 2016 was $23,467,853 at a weighted average interest rate of 0.677%. The average amount of borrowings by the Fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended December 31, 2016 was $102,091,453 at a weighted average interest rate of 0.812%.

(e)	Open futures contracts outstanding as of December 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Euro-Bund (02/17)	982	($878)
Euro-Bund (03/17)	1,315	3,031,981
U.S. Treasury 5-Year Notes (03/17)	10,796	(4,558,433)
U.S. Treasury 10-Year Notes (03/17)	3,474	(1,659,163)

		(3,186,493)

Short Futures Outstanding
Canada 10-Year Bonds (03/17)	396	451,978
Euribor (12/17)	1,163	(52,304)
Euribor (03/18)	680	(8,663)
Euro-BTP (03/17)	57	(155,755)
Euro-OAT (03/17)	1,484	(2,544,821)
Eurodollar (03/17)	2,287	(2,275,458)
Eurodollar (12/17)	1,265	1,311,004
U.S. Treasury Long Bonds (03/17)	83	(147,832)
United Kingdom Gilt (03/17)	347	(870,568)

		(4,292,419)

Total Futures Contracts		($7,478,912)

(f)	Reverse repurchase agreements outstanding as of December 31, 2016 were as follows:

Counter- party	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BNS	U.S. Treasury Bonds 3.000% due 11/15/44	0.930%	12/13/16	01/25/17	($19,496,130)	$19,475,000	($19,475,000)
BOM	U.S. Treasury Bonds 3.000% due 11/15/44	0.930%	12/13/16	01/31/17	(18,231,704)	18,209,125	(18,209,125)
JPM	U.S. Treasury Bonds 3.125% due 08/15/44	0.790%	12/15/16	03/15/17	(25,205,382)	25,156,250	(25,156,250)

Total Reverse Repurchase Agreements							($62,840,375)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(g)	Forward foreign currency contracts outstanding as of December 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	17,889,000	USD	13,317,377	01/17	HSB	($408,544)
AUD	5,647,000	USD	4,166,846	01/17	JPM	(91,929)
AUD	17,694,000	USD	12,770,379	02/17	MSC	(10,744)
BRL	183,261,961	USD	53,604,645	01/17	BNP	2,702,222
BRL	137,391,710	USD	40,363,028	01/17	CIT	1,850,298
BRL	140,199,099	USD	42,957,348	01/17	DUB	118,542
BRL	45,491,653	USD	13,186,605	01/17	GSC	790,614
BRL	80,027,266	USD	24,509,399	01/17	JPM	78,817
BRL	41,724,848	USD	12,802,568	01/17	MSC	17,308
BRL	146,884,114	USD	44,889,235	01/17	SCB	240,612
BRL	100,000,000	USD	30,015,363	01/17	TDB	709,435
BRL	4,838,530	USD	1,440,553	02/17	BNP	33,910
BRL	132,593,691	USD	38,670,018	02/17	DUB	1,735,746
BRL	146,884,114	USD	43,195,493	02/17	SCB	1,565,045
BRL	1,390,702	USD	403,980	01/18	JPM	(11,539)
CAD	1,358,000	USD	1,016,488	01/17	CIT	(5,013)
CAD	40,037,787	USD	29,706,030	01/17	TDB	115,181
CHF	3,212,000	USD	3,193,802	02/17	BNP	(30,895)
CHF	10,406,000	USD	10,380,689	02/17	GSC	(133,736)
DKK	31,230,000	USD	4,696,770	01/17	HSB	(274,823)
EUR	3,970,000	USD	4,222,964	01/17	BNP	(43,319)
EUR	41,011,000	USD	42,651,440	01/17	BOA	525,248
EUR	3,013,000	USD	3,205,798	01/17	JPM	(33,689)
GBP	8,730,000	USD	10,874,271	01/17	BNP	(114,598)
GBP	10,252,000	USD	12,775,832	01/17	GSC	(140,303)
GBP	19,012,000	USD	23,829,032	01/17	JPM	(396,855)
GBP	2,932,000	USD	3,621,873	01/17	UBS	(8,201)
IDR	50,033,410,000	USD	3,521,000	05/17	HSB	105,341
INR	16,298,370	USD	240,975	01/17	GSC	(1,369)
INR	16,298,370	USD	236,826	04/17	UBS	96
JPY	1,480,400,000	USD	13,975,174	02/17	BNP	(1,281,842)
JPY	360,500,000	USD	3,152,041	02/17	BRC	(61,021)
JPY	2,671,800,000	USD	23,524,711	02/17	JPM	(616,007)
KRW	8,368,632,600	USD	7,118,000	01/17	BOA	(186,086)
KRW	5,176,828,400	USD	4,402,664	01/17	BRC	(114,589)
KRW	8,666,840,100	USD	7,511,308	01/17	CIT	(332,383)
KRW	1,004,222,550	USD	851,000	01/17	DUB	(19,181)
KRW	7,726,106,025	USD	6,801,000	01/17	GSC	(401,305)
KRW	50,865,620,176	USD	43,499,520	01/17	JPM	(1,367,224)
KRW	14,809,453,590	USD	12,859,000	01/17	SCB	(592,020)
KRW	1,228,395,780	USD	1,045,000	01/17	SGN	(27,494)
KRW	82,414,696,704	USD	69,220,708	01/17	UBS	(954,889)
MXN	310,222,500	USD	16,147,393	02/17	BNP	(1,264,321)
MXN	97,026,000	USD	5,048,573	02/17	BOA	(393,705)
MXN	294,720,000	USD	14,153,580	02/17	BRC	(14,248)
MXN	25,069,000	USD	1,313,787	02/17	CIT	(111,089)
MXN	102,375,000	USD	4,908,189	02/17	CIT	3,301
MXN	233,826,500	USD	12,406,563	02/17	CSF	(1,188,626)
MXN	48,088,000	USD	2,506,607	02/17	DUB	(199,562)
MXN	104,587,000	USD	5,078,395	02/17	GSC	(60,784)
MXN	54,000,000	USD	2,624,090	02/17	JPM	(33,415)
MXN	786,065,000	USD	37,453,967	02/17	JPM	257,874
MXN	151,690,000	USD	7,389,135	02/17	SGN	(111,735)
MYR	8,979,777	USD	2,061,000	01/17	CSF	(59,850)
MYR	328,013	USD	74,211	01/17	MSC	(1,113)
MYR	4,399,388	USD	1,005,000	01/17	SCB	(24,593)
MYR	11,653,290	USD	2,607,000	01/17	UBS	(10,055)
NZD	3,083,000	USD	2,180,825	02/17	BNP	(41,822)
NZD	12,001,000	USD	8,406,371	02/17	GSC	(80,009)
PHP	6,793,080	USD	135,428	01/17	SCB	1,208
RUB	71,656,040	USD	1,097,000	02/17	BOA	57,518
RUB	124,326,882	USD	1,887,000	02/17	GSC	116,147
RUB	511,971,863	USD	7,725,836	02/17	JPM	523,022
SGD	14,793,117	USD	10,502,000	01/17	BOA	(287,891)
SGD	6,990,000	USD	4,935,186	01/17	DUB	(108,846)
SGD	55,863,127	USD	38,566,191	01/17	GSC	5,264
SGD	4,934,000	USD	3,461,642	01/17	JPM	(54,895)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
SGD	3,403,648	USD	2,391,000	01/17	SCB	($40,905)
THB	6,359,387	USD	176,405	01/17	JPM	1,159
TWD	178,351,224	USD	5,608,000	01/17	BOA	(74,126)
TWD	178,382,068	USD	5,514,129	01/17	HSB	20,702
TWD	224,738,820	USD	7,044,000	03/17	CIT	(106,581)
USD	4,296,492	AUD	5,842,000	01/17	JPM	80,863
USD	12,778,607	AUD	17,694,000	01/17	MSC	10,487
USD	20,196,388	AUD	26,206,000	02/17	CIT	1,303,956
USD	56,199,676	BRL	183,261,961	01/17	BNP	(107,191)
USD	42,154,490	BRL	137,391,710	01/17	CIT	(58,835)
USD	41,286,618	BRL	140,199,099	01/17	DUB	(1,789,272)
USD	13,489,000	BRL	45,491,653	01/17	GSC	(488,218)
USD	23,797,000	BRL	80,027,266	01/17	JPM	(791,216)
USD	12,552,979	BRL	41,724,848	01/17	MSC	(266,896)
USD	43,559,939	BRL	146,884,114	01/17	SCB	(1,569,908)
USD	29,129,890	BRL	100,000,000	01/17	TDB	(1,594,908)
USD	40,307,116	BRL	133,124,326	02/17	SCB	(260,351)
USD	26,617,123	BRL	90,400,000	04/17	DUB	(480,793)
USD	14,640,561	BRL	50,100,000	04/17	GSC	(377,199)
USD	44,862,008	BRL	152,800,000	04/17	JPM	(940,663)
USD	31,519,887	BRL	107,300,000	04/17	TDB	(643,899)
USD	44,002,164	BRL	160,200,000	10/17	BNP	(1,963,619)
USD	8,484,643	BRL	30,000,000	10/17	JPM	(123,182)
USD	13,968,150	BRL	51,400,000	10/17	SCB	(779,923)
USD	406,757	BRL	1,390,702	01/18	BNP	14,315
USD	26,472	BRL	100,000	01/18	DUB	(1,747)
USD	13,110,258	BRL	47,800,000	01/18	JPM	(378,409)
USD	724,668	CAD	972,000	01/17	JPM	697
USD	29,965,743	CAD	40,423,787	01/17	SCB	(142,971)
USD	29,716,657	CAD	40,037,787	02/17	TDB	(114,508)
USD	5,418,311	CHF	5,533,000	02/17	BNP	(30,122)
USD	7,413,137	CHF	7,519,000	02/17	JPM	9,059
USD	16,761,612	DKK	109,484,000	01/17	BOA	1,259,453
USD	12,709,536	DKK	85,740,000	01/17	JPM	569,359
USD	57,506,527	DKK	378,853,000	04/17	BOA	3,593,422
USD	19,892,391	DKK	130,880,000	04/17	UBS	1,267,365
USD	4,732,925	DKK	30,906,000	10/17	HSB	288,903
USD	1,274,563	EUR	1,213,000	01/17	CIT	(2,493)
USD	49,904,764	EUR	46,781,000	01/17	GSC	653,376
USD	42,710,906	EUR	41,011,000	02/17	BOA	(523,184)
USD	26,015,612	GBP	20,805,000	01/17	BNP	373,573
USD	3,179,536	GBP	2,520,000	01/17	CIT	73,651
USD	17,227,190	GBP	13,649,000	01/17	GSC	404,879
USD	15,155,203	GBP	12,145,850	02/17	BNP	171,010
USD	2,762,231	GBP	2,230,000	02/17	JPM	11,829
USD	239,400	INR	16,298,370	01/17	UBS	(206)
USD	4,460,613	JPY	450,000,000	01/17	BOA	608,672
USD	3,072,486	JPY	310,000,000	01/17	CIT	418,927
USD	4,062,221	JPY	410,000,000	01/17	JPM	552,675
USD	3,042,807	JPY	330,000,000	02/17	BNP	211,827
USD	737,871	JPY	80,000,000	02/17	BRC	51,573
USD	56,043,503	JPY	5,940,000,000	02/17	CIT	5,115,852
USD	14,977,065	JPY	1,538,200,000	02/17	GSC	1,788,141
USD	9,319,321	JPY	1,010,000,000	02/17	UBS	654,806
USD	13,901,265	JPY	1,560,000,000	03/17	BOA	514,695
USD	1,962,374	JPY	230,000,000	03/17	BRC	(13,663)
USD	2,389,079	JPY	280,000,000	03/17	CIT	(16,532)
USD	90,004,962	JPY	10,140,000,000	03/17	CIT	2,973,005
USD	26,399,353	JPY	2,970,000,000	03/17	JPM	910,251
USD	9,266,915	KRW	10,530,144,900	01/17	CIT	544,576
USD	1,178,000	KRW	1,367,069,000	01/17	CSF	45,628
USD	15,290,000	KRW	17,840,363,000	01/17	GSC	512,454
USD	15,803,000	KRW	18,512,767,800	01/17	HSB	469,248
USD	26,502,526	KRW	31,166,019,220	01/17	JPM	687,060
USD	3,586,000	KRW	4,128,513,720	01/17	SCB	166,266
USD	10,985,000	KRW	12,685,876,660	01/17	SGN	477,023
USD	74,129,982	KRW	84,030,041,625	01/17	UBS	4,526,140
USD	63,462,890	KRW	75,649,034,104	03/17	UBS	815,465
USD	6,747,000	MXN	138,471,650	02/17	BRC	103,757
USD	6,950,942	MXN	143,627,000	02/17	CIT	60,369

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	1,492,179	MXN	30,668,000	02/17	CSF	$20,867
USD	12,469,666	MXN	258,571,000	02/17	DUB	64,600
USD	13,324,326	MXN	278,092,000	02/17	GSC	(17,270)
USD	32,378,502	MXN	620,323,521	02/17	HSB	2,618,186
USD	1,801,058	MXN	37,080,000	02/17	JPM	22,128
USD	6,043,675	MYR	25,360,467	01/17	SCB	392,075
USD	74,077	MYR	328,013	03/17	MSC	1,226
USD	11,817,901	NZD	16,273,169	02/17	GSC	527,485
USD	139,747	PHP	6,793,080	01/17	GSC	3,111
USD	134,304	PHP	6,793,080	03/17	SCB	(1,212)
USD	7,841,000	RUB	508,214,430	02/17	CSF	(347,319)
USD	4,023,000	RUB	260,663,110	02/17	GSC	(176,788)
USD	17,972,816	SGD	25,591,937	01/17	BOA	302,515
USD	20,843,777	SGD	29,134,389	01/17	CIT	727,542
USD	6,114,179	SGD	8,857,000	01/17	CSF	(1,257)
USD	4,957,270	SGD	7,158,000	01/17	DUB	14,931
USD	1,605,750	SGD	2,326,081	01/17	HSB	(325)
USD	1,877,234	SGD	2,617,756	01/17	HSB	69,769
USD	2,694,000	SGD	3,848,729	01/17	JPM	36,593
USD	4,451,862	SGD	6,450,000	01/17	SCB	(1,628)
USD	38,555,544	SGD	55,863,127	03/17	GSC	(5,672)
USD	10,997,913	SGD	15,897,000	03/17	JPM	24,527
USD	3,911,525	SGD	5,666,000	03/17	TDB	397
USD	180,319	THB	6,359,387	01/17	UBS	2,755
USD	176,234	THB	6,359,387	03/17	JPM	(1,292)
USD	183,651	TRY	583,000	01/17	CIT	19,138
USD	5,513,175	TWD	178,351,224	01/17	BOA	(20,699)
USD	5,608,000	TWD	178,382,068	01/17	HSB	73,169
USD	3,296,000	TWD	106,526,720	02/17	BOA	11,910
USD	3,509,000	TWD	113,463,515	02/17	UBS	11,057
USD	5,608,000	TWD	178,239,064	03/17	BOA	105,973
USD	119,000	TWD	3,758,020	03/17	CSF	2,994
USD	6,694,000	TWD	211,463,460	03/17	DUB	166,375
USD	4,230,000	TWD	134,703,504	03/17	GSC	73,515
USD	2,598,000	TWD	82,512,480	03/17	HSB	50,938
USD	33,017,000	TWD	1,054,762,846	03/17	JPM	461,677
USD	9,315,000	TWD	298,173,150	03/17	MSC	114,407
USD	1,554,000	TWD	49,483,245	03/17	SCB	27,118
USD	3,658,000	TWD	115,369,662	03/17	SGN	96,676
USD	42,962,584	TWD	1,358,488,906	03/17	UBS	1,030,671

Total Forward Foreign Currency Contracts						$24,982,403

(h)	Purchased options outstanding as of December 31, 2016 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 2-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.100%	01/30/18	JPM	$35,700,000	$506,940	$268,860

Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.905%	08/20/18	MSC	16,100,000	1,587,800	1,156,077
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.930%	08/20/18	GSC	5,800,000	615,612	404,163
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.940%	08/20/18	GSC	5,100,000	498,780	351,127

							2,702,192	1,911,367

							$3,209,132	$2,180,227

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Put - U.S. Treasury 30-Year Bonds (03/17)	$100.00	02/24/17	CME	650	$5,570	$4,550
Put - U.S. Treasury 5-Year Notes (03/17)	110.50	02/24/17	CME	676	5,787	15,844
Put - U.S. Treasury 5-Year Notes (04/17)	92.00	03/24/17	CME	374	3,205	1,496
Put - U.S. Treasury 10-Year Notes (04/17)	92.00	03/24/17	CME	129	1,106	903
Put - U.S. Treasury 5-Year Notes (04/17)	93.00	03/24/17	CME	451	3,865	1,804
Put - U.S. Treasury 5-Year Notes (04/17)	93.50	03/24/17	CME	337	2,888	1,348
Put - U.S. Treasury 5-Year Notes (04/17)	94.00	03/24/17	CME	4,434	37,999	17,736
Put - U.S. Treasury 10-Year Notes (04/17)	94.00	03/24/17	CME	1,300	11,141	9,100
Put - U.S. Treasury 5-Year Notes (04/17)	96.00	03/24/17	CME	3,156	27,047	12,624
Put - U.S. Treasury 10-Year Notes (04/17)	100.00	03/24/17	CME	310	2,657	2,170
Put - U.S. Treasury 10-Year Notes (04/17)	102.00	03/24/17	CME	516	4,422	3,612
Put - U.S. Treasury 10-Year Notes (04/17)	103.00	03/24/17	CME	722	6,188	5,054
Put - U.S. Treasury 10-Year Notes (04/17)	103.50	03/24/17	CME	157	1,345	1,099
Put - U.S. Treasury 5-Year Notes (04/17)	106.00	03/24/17	CME	1,368	11,724	21,375

					$124,944	$98,715

Total Purchased Options					$3,334,076	$2,278,942

(i)	Transactions in written options for the year ended December 31, 2016 were as follows:

	Number of Contracts	Notional Amount in $	Notional Amount in AUD	Notional Amount in EUR	Notional Amount in GBP	Premium
Outstanding, December 31, 2015	-	1,637,900,000	-	35,700,000	-	$9,515,945
Call Options Written	4,479	1,268,200,000	208,800,000	171,200,000	39,900,000	12,932,630
Put Options Written	7,801	813,800,000	140,900,000	153,500,000	28,400,000	7,850,002
Call Options Exercised	(1,268)	(264,100,000)	(77,000,000)	(47,200,000)	-	(2,925,170)
Put Options Exercised	(3,928)	(142,700,000)	-	-	(15,500,000)	(2,346,073)
Call Options Expired	(3,211)	(1,092,300,000)	(125,600,000)	(62,900,000)	(27,200,000)	(9,194,584)
Put Options Expired	(3,869)	(1,193,600,000)	(140,900,000)	(144,500,000)	(5,000,000)	(6,615,706)
Call Options Closed	-	(366,200,000)	(6,200,000)	(61,100,000)	(12,700,000)	(1,486,297)
Put Options Closed	(4)	(88,100,000)	-	(44,700,000)	(7,900,000)	(933,356)

Outstanding, December 31, 2016	-	572,900,000	-	-	-	$6,797,391

(j)	Premiums received and value of written options outstanding as of December 31, 2016 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - BRL versus USD	BRL 3.40	01/05/17	BNP	$7,900,000	$90,218	($1,801)
Call - RUB versus USD	RUB 67.45	01/16/17	GSC	23,300,000	255,135	(6,198)
Call - BRL versus USD	BRL 3.70	01/18/17	JPM	5,900,000	63,337	(655)
Call - BRL versus USD	3.45	01/19/17	GSC	6,000,000	74,340	(13,242)
Call - BRL versus USD	3.35	01/20/17	CSF	11,600,000	215,760	(82,894)
Call - BRL versus USD	3.60	02/16/17	DUB	5,800,000	75,400	(19,210)
Call - BRL versus USD	3.70	02/23/17	CSF	6,700,000	92,125	(15,665)
Call - BRL versus USD	4.25	11/17/17	DUB	6,000,000	175,200	(102,408)
Call - BRL versus USD	6.30	01/11/18	CSF	8,900,000	473,925	(26,736)

					$1,515,440	($268,809)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/10/20	DUB	$4,200,000	$31,500	($42)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/12/20	CIT	11,600,000	98,160	(116)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/07/20	CIT	27,900,000	248,820	(377)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	09/29/20	CIT	12,300,000	158,670	(346)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	10/13/20	DUB	12,500,000	122,500	(424)

						$659,650	($1,305)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.975%	02/08/17	CIT	$97,000,000	$601,400	($39,043)
Call - 2-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.100%	01/30/18	JPM	35,700,000	185,640	(22,555)
Call - 2-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.600%	01/30/18	JPM	35,700,000	323,085	(101,113)

							1,110,125	(162,711)

Put - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.375%	02/08/17	CIT	97,000,000	679,000	(982,192)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.800%	08/20/18	GSC	48,100,000	1,120,191	(680,090)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.800%	08/20/18	MSC	70,700,000	1,577,595	(999,633)

							3,376,786	(2,661,915)

							$4,486,911	($2,824,626)

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - Fannie Mae 3.500% due 01/18/47	$102.94	01/11/17	GSC	$11,000,000	$41,250	($16,652)
Call - Fannie Mae 3.500% due 01/18/47	103.46	01/11/17	GSC	6,000,000	11,719	(2,596)

					52,969	(19,248)

Put - Fannie Mae 3.500% due 01/18/47	101.77	01/11/17	GSC	21,100,000	82,421	(25,560)

					$135,390	($44,808)

Total Written Options					$6,797,391	($3,139,548)

(k)	Swap agreements outstanding as of December 31, 2016 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/16 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Brazilian Government	1.000%	03/20/17	BOA	0.621%	$900,000	$1,030	($9,607)	$10,637
Mexico Government	1.000%	06/20/17	GSC	0.409%	300,000	933	(2,793)	3,726
Petrobras Global Finance BV	1.000%	06/20/18	BNP	2.166%	800,000	(13,274)	(115,722)	102,448
Petrobras Global Finance BV	1.000%	12/20/19	BNP	3.483%	1,900,000	(131,378)	(189,451)	58,073
Santander Issuances SA	1.000%	12/20/19	BNP	1.933%	EUR 3,200,000	(91,009)	(98,014)	7,005
Petrobras Global Finance BV	1.000%	12/20/19	GSC	3.483%	$700,000	(48,402)	(73,272)	24,870
Petrobras Global Finance BV	1.000%	12/20/19	MSC	3.483%	2,200,000	(152,121)	(203,609)	51,488
Petrobras Global Finance BV	1.000%	03/20/20	HSB	3.710%	1,500,000	(121,607)	(273,727)	152,120
The Goldman Sachs Group Inc	1.000%	09/20/20	CIT	0.699%	7,000,000	77,942	27,399	50,543
Springleaf Finance Corp	5.000%	12/20/21	GSC	4.353%	1,000,000	28,775	(17,467)	46,242

						(449,111)	(956,263)	507,152

			Exchange
Volkswagen International Finance NV	1.000%	03/20/17	ICE	0.269%	EUR 3,600,000	7,420	5,764	1,656
Volkswagen International Finance NV	1.000%	06/20/17	ICE	0.247%	6,200,000	25,239	9,564	15,675
Volkswagen International Finance NV	1.000%	12/20/17	ICE	0.289%	7,200,000	53,502	48,571	4,931
Tesco PLC	1.000%	12/20/20	ICE	1.568%	5,000,000	(115,259)	(152,362)	37,103
Tesco PLC	1.000%	06/20/21	ICE	1.792%	6,700,000	(234,207)	(295,351)	61,144
Ford Motor Credit Co LLC	5.000%	06/20/21	ICE	1.297%	$1,000,000	158,097	152,190	5,907
Volkswagen International Finance NV	1.000%	12/20/21	ICE	1.056%	EUR 3,600,000	(9,348)	(28,530)	19,182

						(114,556)	(260,154)	145,598

						($563,667)	($1,216,417)	$652,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG9 10Y	0.548%	12/20/17	GSC	$3,761,546	$19,925	$-	$19,925
CMBX NA AAA 7	0.500%	01/17/47	MSC	18,700,000	(104,782)	(829,630)	724,848
CMBX NA AAA 3	0.080%	12/13/49	MSC	697,467	(1,438)	(4,795)	3,357
CMBX NA AAA 8	0.500%	10/17/57	GSC	15,500,000	(177,109)	(808,129)	631,020
CMBX NA AAA 8	0.500%	10/17/57	MER	7,000,000	(79,985)	(488,624)	408,639
CMBX NA AAA 9	0.500%	09/17/58	MER	9,000,000	(196,969)	(364,019)	167,050
CMBX NA AAA 9	0.500%	09/17/58	MSC	7,500,000	(164,141)	(304,797)	140,656
CMBX NA BBB 6	3.000%	05/11/63	MER	8,800,000	(495,999)	(722,703)	226,704

					(1,200,498)	(3,522,697)	2,322,199

			Exchange
CDX HY26 5Y	5.000%	06/20/21	ICE	1,000,000	71,517	35,046	36,471
CDX IG27 5Y	1.000%	12/20/21	CME	181,500,000	2,803,268	1,851,068	952,200
CDX HY27 5Y	5.000%	12/20/21	ICE	600,000	38,061	33,592	4,469

					2,912,846	1,919,706	993,140

					$1,712,348	($1,602,991)	$3,315,339

					$1,148,681	($2,819,408)	$3,968,089

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	CME	2.250%	12/16/22	$10,000,000	$103,551	($81,916)	$185,467

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	CME	2.000%	12/16/19	$72,700,000	($724,185)	($350,742)	($373,443)
3-Month USD-LIBOR	LCH	2.000%	12/16/20	65,300,000	(455,175)	283,499	(738,674)
3-Month USD-LIBOR	LCH	2.000%	06/15/21	74,500,000	(370,684)	(2,520,280)	2,149,596
3-Month USD-LIBOR	CME	1.450%	06/28/21	102,000,000	1,751,336	(183,600)	1,934,936
3-Month USD-LIBOR	LCH	1.500%	12/21/21	49,700,000	1,097,227	(311,772)	1,408,999
6-Month GBP-LIBOR	CME	0.500%	03/15/22	GBP 38,600,000	936,012	660,842	275,170
3-Month USD-LIBOR	LCH	2.250%	12/16/22	$173,100,000	(1,928,789)	32,270	(1,961,059)
3-Month CAD-CDOR	CME	2.700%	12/19/24	CAD 9,700,000	(528,203)	(667,273)	139,070
3-Month USD-LIBOR	CME	2.350%	08/05/25	$3,700,000	(51,710)	(20,720)	(30,990)
3-Month USD-LIBOR	LCH	2.500%	12/16/25	22,800,000	(430,201)	(149,193)	(281,008)
6-Month JPY-LIBOR	CME	0.300%	03/18/26	JPY 7,530,000,000	(669,789)	(543,248)	(126,541)
3-Month USD-LIBOR	LCH	2.250%	06/15/26	$57,400,000	249,098	13,037	236,061
3-Month USD-LIBOR	LCH	1.750%	12/21/26	43,810,000	2,318,823	(1,117,501)	3,436,324
6-Month GBP-LIBOR	CME	0.750%	03/15/27	GBP 14,500,000	873,871	500,002	373,869
6-Month GBP-LIBOR	CME	1.000%	03/15/27	11,100,000	339,598	(3,985)	343,583
3-Month USD-LIBOR	LCH	1.500%	06/21/27	$1,000,000	83,602	87,575	(3,973)
3-Month USD-LIBOR	CME	2.750%	12/16/45	227,900,000	(6,766,502)	12,578,725	(19,345,227)
3-Month USD-LIBOR	CME	2.500%	06/15/46	11,300,000	275,067	(486,643)	761,710
3-Month USD-LIBOR	LCH	2.500%	06/15/46	27,000,000	492,127	(1,581,139)	2,073,266
3-Month CAD-CDOR	CME	1.750%	12/16/46	CAD 2,300,000	231,426	(30,403)	261,829
6-Month GBP-LIBOR	CME	1.500%	03/15/47	GBP 15,000,000	(326,528)	768,579	(1,095,107)

					($3,603,579)	$6,958,030	($10,561,609)

					($3,500,028)	$6,876,114	($10,376,142)

Total Swap Agreements					($2,351,347)	$4,056,706	($6,408,053)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(l)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$942,173,214	$-	$942,173,214	$-
	Senior Loan Notes	5,653,174	-	5,653,174	-
	Mortgage-Backed Securities
	Collateralized Mortgage Obligations - Commercial	83,803,143	-	83,803,143	-
	Collateralized Mortgage Obligations - Residential	194,167,639	-	194,167,639	-
	Fannie Mae	1,433,398,955	-	1,433,398,955	-
	Federal Housing Authority	58,010	-	-	58,010
	Freddie Mac	89,616,313	-	89,616,313	-
	Government National Mortgage Association	45,341,813	-	45,341,813	-

	Total Mortgage-Backed Securities	1,846,385,873	-	1,846,327,863	58,010

	Asset-Backed Securities	256,853,772	-	256,853,772	-
	U.S. Government Agency Issues	16,293,994	-	16,293,994	-
	U.S. Treasury Obligations	935,189,202	-	935,189,202	-
	Foreign Government Bonds & Notes	237,320,688	-	237,320,688	-
	Municipal Bonds	96,729,853	-	96,729,853	-
	Short-Term Investments	504,142,598	-	504,142,598	-
	Derivatives:
	Credit Contracts
	Swaps	3,285,709	-	3,285,709	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	50,943,542	-	50,943,542	-
	Interest Rate Contracts
	Futures	4,794,963	4,794,963	-	-
	Purchased Options	2,278,942	-	2,278,942	-
	Swaps	8,751,738	-	8,751,738	-

	Total Interest Rate Contracts	15,825,643	4,794,963	11,030,680	-

	Total Asset - Derivatives	70,054,894	4,794,963	65,259,931	-

	Total Assets	4,910,797,262	4,794,963	4,905,944,289	58,010

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(2,137,028)	-	(2,137,028)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(25,961,139)	-	(25,961,139)	-
	Written Options	(268,809)	-	(268,809)	-

	Total Foreign Currency Contracts	(26,229,948)	-	(26,229,948)	-

	Interest Rate Contracts
	Futures	(12,273,875)	(12,273,875)	-	-
	Written Options	(2,870,739)	-	(2,870,739)	-
	Swaps	(12,251,766)	-	(12,251,766)	-

	Total Interest Rate Contracts	(27,396,380)	(12,273,875)	(15,122,505)	-

	Total Liabilities - Derivatives	(55,763,356)	(12,273,875)	(43,489,481)	-

	Total Liabilities	(55,763,356)	(12,273,875)	(43,489,481)	-

	Total	$4,855,033,906	($7,478,912)	$4,862,454,808	$58,010

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2016, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Reverse Repurchase Agreements	($62,840,375)	$-	($62,840,375)	$-
	Sale-buyback Financing Transactions	(130,009,313)	-	(130,009,313)	-

	Totals	($192,849,688)	$-	($192,849,688)	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments

December 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 49.7%

Basic Materials - 0.7%

INVISTA Finance LLC 4.250% due 10/15/19 ~	$4,185,000	$4,162,163
LyondellBasell Industries NV 5.000% due 04/15/19	5,000,000	5,281,205
Solvay Finance America LLC (Belgium) 3.400% due 12/03/20 ~	2,930,000	2,981,638

		12,425,006

Communications - 3.7%

Alibaba Group Holding Ltd (China) 2.500% due 11/28/19	6,910,000	6,946,181
AT&T Inc 2.300% due 03/11/19	6,330,000	6,355,231
Baidu Inc (China)
2.750% due 06/09/19	3,655,000	3,710,541
3.250% due 08/06/18	1,250,000	1,272,111
British Telecommunications PLC (United Kingdom) 2.350% due 02/14/19	1,000,000	1,005,980
Charter Communications Operating LLC 3.579% due 07/23/20	2,940,000	2,999,841
JD.com Inc (China) 3.125% due 04/29/21	5,495,000	5,433,269
Omnicom Group Inc 4.450% due 08/15/20	1,933,000	2,056,401
Tencent Holdings Ltd (China)
2.000% due 05/02/17 ~	3,070,000	3,071,526
2.875% due 02/11/20 ~	1,565,000	1,571,385
The Interpublic Group of Cos Inc 2.250% due 11/15/17	4,095,000	4,121,065
Thomson Reuters Corp
1.300% due 02/23/17	3,645,000	3,645,273
1.650% due 09/29/17	3,370,000	3,374,246
Time Warner Cable LLC
5.850% due 05/01/17	3,475,000	3,524,519
6.750% due 07/01/18	3,465,000	3,700,045
8.250% due 04/01/19	3,205,000	3,601,997
Verizon Communications Inc 2.625% due 02/21/20	4,270,000	4,311,428

		60,701,039

Consumer, Cyclical - 7.2%

AutoZone Inc 1.625% due 04/21/19	265,000	262,663
Brinker International Inc 2.600% due 05/15/18	8,065,000	8,103,309
CVS Health Corp 1.900% due 07/20/18	5,000,000	5,020,280
Daimler Finance North America LLC (Germany)
1.650% due 05/18/18 ~	4,220,000	4,212,417
2.375% due 08/01/18 ~	4,715,000	4,750,777
Delphi Automotive PLC 3.150% due 11/19/20	3,615,000	3,673,350
Dollar General Corp 4.125% due 07/15/17	5,695,000	5,778,175
Dollar Tree Inc 5.250% due 03/01/20	1,775,000	1,830,469
Ford Motor Credit Co LLC
1.684% due 09/08/17	5,170,000	5,162,328
2.021% due 05/03/19	1,145,000	1,134,678
2.375% due 01/16/18	774,000	777,567
3.000% due 06/12/17	5,765,000	5,799,083
General Motors Co 3.500% due 10/02/18	1,905,000	1,943,370

	Principal Amount	Value
General Motors Financial Co Inc
2.350% due 10/04/19	$3,685,000	$3,642,383
2.625% due 07/10/17	3,000,000	3,016,548
3.000% due 09/25/17	3,175,000	3,205,848
3.150% due 01/15/20	3,190,000	3,210,327
4.750% due 08/15/17	2,000,000	2,038,182
GLP Capital LP 4.375% due 11/01/18	5,025,000	5,224,442
Hilton Domestic Operating Co Inc 4.250% due 09/01/24 ~	3,275,000	3,193,125
Hyundai Capital America
1.450% due 02/06/17 ~	5,585,000	5,586,067
2.000% due 07/01/19 ~	1,285,000	1,275,283
2.400% due 10/30/18 ~	3,000,000	3,012,732
2.500% due 03/18/19 ~	5,935,000	5,951,784
Hyundai Capital Services Inc (South Korea) 3.500% due 09/13/17 ~	2,410,000	2,434,637
Newell Brands Inc
2.050% due 12/01/17	6,615,000	6,637,974
2.150% due 10/15/18	1,455,000	1,462,586
2.600% due 03/29/19	3,285,000	3,322,051
Nissan Motor Acceptance Corp (Japan) 1.550% due 09/13/19 ~	2,380,000	2,343,941
Southwest Airlines Co 2.750% due 11/06/19	4,080,000	4,155,553
Volkswagen Group of America Finance LLC (Germany) 1.250% due 05/23/17 ~	4,730,000	4,722,787
Walgreens Boots Alliance Inc 1.750% due 05/30/18	2,700,000	2,703,221
Whirlpool Corp 1.350% due 03/01/17	1,185,000	1,185,275
Wyndham Worldwide Corp 2.950% due 03/01/17	2,095,000	2,097,135

		118,870,347

Consumer, Non-Cyclical - 7.5%

Abbott Laboratories
2.350% due 11/22/19	7,095,000	7,104,777
2.900% due 11/30/21	3,065,000	3,061,196
AbbVie Inc
1.800% due 05/14/18	6,860,000	6,866,435
2.300% due 05/14/21	1,705,000	1,670,782
Actavis Funding SCS 2.350% due 03/12/18	4,505,000	4,531,782
Actavis Inc 1.875% due 10/01/17	4,950,000	4,960,113
Aetna Inc 1.900% due 06/07/19	8,455,000	8,438,394
Anstock II Ltd (Taiwan) 2.125% due 07/24/17 ~	4,310,000	4,303,100
Anthem Inc 2.300% due 07/15/18	3,225,000	3,246,762
Baxalta Inc
1.776% due 06/22/18 §	975,000	975,451
2.000% due 06/22/18	400,000	400,102
Biogen Inc 2.900% due 09/15/20	1,135,000	1,149,620
Bunge Ltd Finance Corp
3.200% due 06/15/17	5,655,000	5,698,035
3.500% due 11/24/20	2,690,000	2,738,307
8.500% due 06/15/19	270,000	309,550
Cardinal Health Inc 1.950% due 06/15/18	1,595,000	1,598,785
Catholic Health Initiatives
1.600% due 11/01/17	675,000	678,052
2.600% due 08/01/18	3,015,000	3,045,144
Celgene Corp
2.125% due 08/15/18	2,760,000	2,771,697
2.300% due 08/15/18	395,000	397,502

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Danone SA (France) 1.691% due 10/30/19 ~	$7,670,000	$7,576,441
ERAC USA Finance LLC
2.800% due 11/01/18 ~	470,000	476,010
6.375% due 10/15/17 ~	3,913,000	4,054,995
Experian Finance PLC (United Kingdom) 2.375% due 06/15/17 ~	1,025,000	1,028,928
Express Scripts Holding Co
2.250% due 06/15/19	430,000	430,094
3.300% due 02/25/21	20,000	20,378
Heineken NV (Netherlands) 1.400% due 10/01/17 ~	3,000,000	3,001,605
HPHT Finance Ltd (Hong Kong) 2.250% due 03/17/18 ~	1,912,000	1,911,858
Humana Inc 7.200% due 06/15/18	689,000	740,773
Imperial Brands Finance PLC (United Kingdom)
2.050% due 02/11/18 ~	6,955,000	6,962,511
2.050% due 07/20/18 ~	1,380,000	1,379,981
McKesson Corp 1.400% due 03/15/18	5,000,000	4,980,445
Mead Johnson Nutrition Co 3.000% due 11/15/20	605,000	612,659
Medco Health Solutions Inc 4.125% due 09/15/20	1,895,000	1,988,676
Perrigo Co PLC 2.300% due 11/08/18	3,065,000	3,061,699
Perrigo Finance Unlimited Co 3.500% due 03/15/21	860,000	869,088
Reynolds American Inc
2.300% due 06/12/18	1,770,000	1,781,570
8.125% due 06/23/19	3,775,000	4,307,358
S&P Global Inc 2.500% due 08/15/18	510,000	514,372
Shire Acquisitions Investments Ireland DAC 1.900% due 09/23/19	7,710,000	7,613,687
Teva Pharmaceutical Finance Netherlands III BV (Israel)
1.400% due 07/20/18	3,850,000	3,819,416
1.700% due 07/19/19	2,625,000	2,579,593

		123,657,723

Diversified - 0.4%

Hutchison Whampoa International Ltd (Hong Kong) 1.625% due 10/31/17 ~	6,060,000	6,049,546

Energy - 4.3%

Cameron International Corp 1.400% due 06/15/17	2,875,000	2,874,031
Canadian Natural Resources Ltd (Canada) 5.700% due 05/15/17	4,394,000	4,459,703
China Shenhua Overseas Capital Co Ltd (China)
2.500% due 01/20/18 ~	3,235,000	3,240,684
3.125% due 01/20/20 ~	3,765,000	3,782,824
CNOOC Nexen Finance ULC (China) 1.625% due 04/30/17	2,365,000	2,363,605
Columbia Pipeline Group Inc 2.450% due 06/01/18	1,055,000	1,060,360
ConocoPhillips Co
1.050% due 12/15/17	2,010,000	2,000,057
5.200% due 05/15/18	300,000	313,620
DCP Midstream Operating LP 2.500% due 12/01/17	6,075,000	6,059,813
Encana Corp (Canada) 6.500% due 05/15/19	478,000	515,635

	Principal Amount	Value
Energy Transfer Partners LP
6.125% due 02/15/17	$755,000	$758,928
6.700% due 07/01/18	2,460,000	2,613,939
Enterprise Products Operating LLC
1.650% due 05/07/18	2,235,000	2,229,133
2.550% due 10/15/19	1,115,000	1,126,588
6.300% due 09/15/17	2,200,000	2,269,269
EOG Resources Inc 5.875% due 09/15/17	7,250,000	7,465,180
Kinder Morgan Energy Partners LP
5.950% due 02/15/18	1,215,000	1,267,584
6.000% due 02/01/17	690,000	692,100
Kinder Morgan Finance Co LLC 6.000% due 01/15/18 ~	1,745,000	1,817,147
Marathon Oil Corp 6.000% due 10/01/17	4,360,000	4,490,848
Murphy Oil Corp 3.500% due 12/01/17	9,755,000	9,828,163
ONEOK Partners LP 3.200% due 09/15/18	385,000	393,490
Panhandle Eastern Pipe Line Co LP 6.200% due 11/01/17	220,000	226,446
Petroleos Mexicanos (Mexico)
3.125% due 01/23/19	760,000	755,440
3.500% due 07/23/20	3,300,000	3,238,125
Spectra Energy Partners LP 2.950% due 09/25/18	1,850,000	1,879,620
Williams Partners LP 7.250% due 02/01/17	2,815,000	2,826,035

		70,548,367

Financial - 16.8%

AerCap Ireland Capital Ltd (Netherlands) 3.950% due 02/01/22	2,875,000	2,907,344
Air Lease Corp
2.125% due 01/15/18	700,000	701,373
2.125% due 01/15/20	4,055,000	3,995,319
Ally Financial Inc 3.250% due 11/05/18	2,890,000	2,900,838
American Campus Communities Operating Partnership LP 3.350% due 10/01/20	5,510,000	5,601,797
American International Group Inc 2.300% due 07/16/19	4,000,000	4,019,564
Aon PLC 2.800% due 03/15/21	2,680,000	2,679,276
Australia & New Zealand Banking Group Ltd (Australia) 1.500% due 01/16/18	2,190,000	2,188,570
Banco de Credito del Peru (Peru) 2.250% due 10/25/19 ~	885,000	875,044
Bank of America Corp
1.700% due 08/25/17	3,230,000	3,234,726
2.000% due 01/11/18	5,125,000	5,137,715
2.503% due 10/21/22	2,000,000	1,934,626
2.625% due 04/19/21	2,255,000	2,239,849
5.650% due 05/01/18	1,740,000	1,823,435
6.400% due 08/28/17	9,510,000	9,802,879
6.875% due 04/25/18	1,295,000	1,376,712
Banque Federative du Credit Mutuel SA (France) 2.500% due 10/29/18 ~	5,315,000	5,358,721
Barclays Bank PLC (United Kingdom) 6.050% due 12/04/17 ~	2,775,000	2,868,101
BB&T Corp 2.050% due 06/19/18	4,750,000	4,774,805
Berkshire Hathaway Finance Corp 1.700% due 03/15/19	3,855,000	3,851,916
BPCE SA (France)
1.625% due 01/26/18	2,915,000	2,910,969
2.500% due 12/10/18	5,700,000	5,750,445

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Capital One NA
1.850% due 09/13/19	$4,685,000	$4,632,612
2.350% due 08/17/18	2,365,000	2,379,084
Citigroup Inc
1.550% due 08/14/17	2,010,000	2,011,646
1.700% due 04/27/18	5,550,000	5,538,767
1.800% due 02/05/18	5,815,000	5,814,820
1.850% due 11/24/17	2,275,000	2,279,659
2.050% due 06/07/19	715,000	712,421
2.900% due 12/08/21	4,145,000	4,134,492
Citizens Bank NA
2.300% due 12/03/18	650,000	653,494
2.450% due 12/04/19	615,000	617,188
2.500% due 03/14/19	3,940,000	3,970,937
2.550% due 05/13/21	1,035,000	1,028,798
Citizens Financial Group Inc 2.375% due 07/28/21	325,000	318,758
CNA Financial Corp
6.950% due 01/15/18	915,000	961,348
7.350% due 11/15/19	910,000	1,032,922
CNO Financial Group Inc 4.500% due 05/30/20	700,000	721,000
Commonwealth Bank of Australia (Australia) 1.776% due 09/06/21 § ~	2,810,000	2,816,044
Credit Suisse AG (Switzerland) 1.375% due 05/26/17	2,200,000	2,200,640
Crown Castle International Corp REIT
2.250% due 09/01/21	5,895,000	5,704,002
3.400% due 02/15/21	1,175,000	1,192,493
Discover Bank
2.000% due 02/21/18	250,000	249,994
2.600% due 11/13/18	1,960,000	1,977,473
7.000% due 04/15/20	5,550,000	6,163,253
Discover Financial Services 6.450% due 06/12/17	985,000	1,005,391
Fidelity National Financial Inc 6.600% due 05/15/17	4,650,000	4,729,808
JPMorgan Chase & Co 2.112% due 10/24/23 §	6,485,000	6,620,621
KeyBank NA 1.600% due 08/22/19	1,470,000	1,449,764
Kimco Realty Corp REIT 6.875% due 10/01/19	400,000	448,167
Mitsubishi UFJ Trust & Banking Corp (Japan) 1.600% due 10/16/17 ~	3,785,000	3,782,055
Mizuho Bank Ltd (Japan) 2.150% due 10/20/18 ~	2,185,000	2,187,218
Morgan Stanley
1.732% due 01/24/19 §	8,065,000	8,117,777
2.125% due 04/25/18	630,000	632,624
2.162% due 04/25/18 §	4,020,000	4,062,849
2.500% due 01/24/19	1,330,000	1,344,172
6.625% due 04/01/18	1,405,000	1,486,077
7.300% due 05/13/19	2,505,000	2,791,705
National Bank of Canada (Canada) 1.450% due 11/07/17	5,365,000	5,364,061
Nordea Bank AB (Sweden) 1.875% due 09/17/18 ~	1,335,000	1,334,430
PNC Bank NA
1.450% due 07/29/19	1,850,000	1,824,701
1.800% due 11/05/18	7,100,000	7,113,376
Principal Life Global Funding II 1.500% due 04/18/19 ~	1,095,000	1,081,334
Regions Bank 7.500% due 05/15/18	1,228,000	1,315,834
Reinsurance Group of America Inc
5.625% due 03/15/17	2,165,000	2,182,688
6.450% due 11/15/19	505,000	560,367

	Principal Amount	Value
Santander Bank NA 2.000% due 01/12/18	$1,815,000	$1,814,497
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 10/16/20	1,690,000	1,678,155
Simon Property Group LP REIT 2.350% due 01/30/22	1,860,000	1,834,458
Skandinaviska Enskilda Banken AB (Sweden) 1.500% due 09/13/19	4,880,000	4,797,767
Standard Chartered PLC (United Kingdom)
1.500% due 09/08/17 ~	3,230,000	3,220,191
2.100% due 08/19/19 ~	1,280,000	1,265,604
Sumitomo Mitsui Banking Corp (Japan) 1.762% due 10/19/18	1,375,000	1,369,357
SunTrust Banks Inc
2.350% due 11/01/18	2,605,000	2,628,708
2.500% due 05/01/19	2,340,000	2,360,321
Swedbank AB (Sweden) 1.750% due 03/12/18 ~	7,500,000	7,505,018
The Bank of New York Mellon Corp 2.500% due 04/15/21	1,990,000	1,991,719
The Bank of Tokyo-Mitsubishi UFJ Ltd (Japan) 1.450% due 09/08/17 ~	1,000,000	998,738
The Goldman Sachs Group Inc
2.000% due 04/25/19	2,155,000	2,146,785
2.750% due 09/15/20	780,000	783,466
5.950% due 01/18/18	7,025,000	7,319,572
6.150% due 04/01/18	6,085,000	6,401,986
The Huntington National Bank 2.200% due 11/06/18	2,420,000	2,427,432
The Toronto-Dominion Bank (Canada) 1.400% due 04/30/18	5,750,000	5,736,413
Trinity Acquisition PLC 3.500% due 09/15/21	675,000	681,691
UBS Group Funding Jersey Ltd (Switzerland) 2.950% due 09/24/20 ~	3,815,000	3,817,163
Unum Group 3.000% due 05/15/21	3,730,000	3,719,649
Ventas Realty LP REIT
2.000% due 02/15/18	1,945,000	1,949,279
4.000% due 04/30/19	230,000	238,470
Voya Financial Inc 2.900% due 02/15/18	6,020,000	6,095,497
WEA Finance LLC REIT (Australia)
2.700% due 09/17/19 ~	6,681,000	6,758,700
3.250% due 10/05/20 ~	515,000	523,983
XLIT Ltd (Ireland) 2.300% due 12/15/18	4,223,000	4,251,936

		277,797,443

Industrial - 4.7%

AerCap Aviation Solutions BV 6.375% due 05/30/17	1,390,000	1,416,410
Agilent Technologies Inc 6.500% due 11/01/17	984,000	1,020,992
Eagle Materials Inc 4.500% due 08/01/26	2,175,000	2,180,437
Fortive Corp 1.800% due 06/15/19 ~	385,000	382,733
GATX Corp
1.250% due 03/04/17	2,630,000	2,629,379
2.375% due 07/30/18	1,240,000	1,245,759
2.600% due 03/30/20	1,855,000	1,832,330
Harris Corp 1.999% due 04/27/18	4,745,000	4,748,749
JB Hunt Transport Services Inc 2.400% due 03/15/19	1,005,000	1,008,113

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Kansas City Southern 2.350% due 05/15/20	$3,075,000	$3,038,592
Keysight Technologies Inc 3.300% due 10/30/19	7,625,000	7,744,301
Martin Marietta Materials Inc 2.098% due 06/30/17 §	3,025,000	3,030,424
Penske Truck Leasing Co LP
2.500% due 06/15/19 ~	2,645,000	2,652,253
2.875% due 07/17/18 ~	2,025,000	2,051,566
3.200% due 07/15/20 ~	1,670,000	1,688,717
3.375% due 03/15/18 ~	3,202,000	3,258,605
3.750% due 05/11/17 ~	600,000	604,704
Republic Services Inc 3.800% due 05/15/18	1,598,000	1,642,739
Roper Technologies Inc
1.850% due 11/15/17	1,100,000	1,103,572
2.050% due 10/01/18	5,985,000	6,006,779
2.800% due 12/15/21	1,255,000	1,254,565
3.000% due 12/15/20	390,000	395,124
SBA Tower Trust
2.240% due 04/15/43 ~	3,520,000	3,527,677
2.933% due 12/09/42 ~	10,900,000	10,914,192
3.598% due 04/15/43 ~	2,775,000	2,786,357
Stanley Black & Decker Inc
1.622% due 11/17/18	1,555,000	1,545,827
2.451% due 11/17/18	5,400,000	5,447,666
United Technologies Corp 1.778% due 05/04/18 §	3,050,000	3,051,226

		78,209,788

Technology - 1.2%

Fidelity National Information Services Inc
1.450% due 06/05/17	3,435,000	3,436,663
2.250% due 08/15/21	3,590,000	3,500,896
Hewlett Packard Enterprise Co
2.450% due 10/05/17	9,255,000	9,307,698
2.850% due 10/05/18	365,000	368,618
Seagate HDD Cayman 3.750% due 11/15/18	1,725,000	1,768,556
Xerox Corp 2.950% due 03/15/17	800,000	802,438

		19,184,869

Utilities - 3.2%

Dominion Resources Inc
1.500% due 09/30/18 ~	2,605,000	2,580,667
1.600% due 08/15/19	1,160,000	1,142,523
2.125% due 02/15/18 ~	2,960,000	2,965,334
2.962% due 07/01/19 §	890,000	901,196
Exelon Corp 1.550% due 06/09/17	1,695,000	1,692,066
Exelon Generation Co LLC 2.950% due 01/15/20	1,900,000	1,922,982
FirstEnergy Corp 2.750% due 03/15/18	1,755,000	1,771,213
Monongahela Power Co 5.700% due 03/15/17 ~	580,000	584,724
NextEra Energy Capital Holdings Inc
1.649% due 09/01/18	1,615,000	1,610,297
2.056% due 09/01/17	800,000	803,629
2.300% due 04/01/19	760,000	765,905
NiSource Finance Corp
6.400% due 03/15/18	1,974,000	2,079,268
6.800% due 01/15/19	2,434,000	2,657,195
Origin Energy Finance Ltd (Australia) 3.500% due 10/09/18 ~	2,745,000	2,777,970
PPL Capital Funding Inc 1.900% due 06/01/18	3,775,000	3,774,834
San Diego Gas & Electric Co 1.914% due 02/01/22	1,551,789	1,532,615

	Principal Amount	Value
Sempra Energy 2.300% due 04/01/17	$1,600,000	$1,603,205
Southern Power Co
1.500% due 06/01/18	4,655,000	4,634,755
1.850% due 12/01/17	580,000	581,627
The Cleveland Electric Illuminating Co 7.880% due 11/01/17	2,815,000	2,961,211
The Southern Co
1.550% due 07/01/18	2,600,000	2,590,864
1.850% due 07/01/19	3,490,000	3,479,799
2.350% due 07/01/21	1,950,000	1,916,733
Zhejiang Energy Group Hong Kong Ltd (Hong Kong) 2.300% due 09/30/17 ~	6,335,000	6,332,770

		53,663,382

Total Corporate Bonds & Notes (Cost $821,586,152)		821,107,510

MORTGAGE-BACKED SECURITIES - 15.4%

Collateralized Mortgage Obligations - Commercial - 6.1%

BAMLL Commercial Mortgage Securities Trust 2.717% due 06/15/28 § ~	1,675,000	1,686,535
Banc of America Commercial Mortgage Trust 5.814% due 02/10/51 §	210,000	213,895
CD Mortgage Trust 1.443% due 08/10/49	2,014,332	1,986,057
Citigroup Commercial Mortgage Trust
1.353% due 02/10/48	2,067,835	2,060,348
1.392% due 07/10/47	1,145,316	1,142,552
1.485% due 10/10/47	406,991	407,059
1.499% due 08/10/49	2,338,550	2,308,703
1.637% due 06/10/48	1,335,276	1,333,252
1.643% due 09/10/58	702,723	699,981
Commercial Mortgage Trust
1.324% due 11/10/47	1,330,439	1,325,721
1.415% due 08/10/47	2,234,169	2,228,660
1.442% due 07/15/47	1,657,729	1,656,505
1.445% due 12/10/47	1,970,031	1,966,852
1.494% due 12/10/47	594,443	593,795
1.530% due 02/13/32 § ~	1,720,000	1,720,053
1.569% due 03/10/48	599,417	598,012
1.604% due 10/10/48	1,032,389	1,028,951
1.667% due 07/10/50	829,982	831,153
3.221% due 10/10/53	2,855,000	2,940,563
CSAIL Commercial Mortgage Trust
1.454% due 06/15/57	3,402,472	3,387,514
1.684% due 04/15/50	639,511	638,816
1.717% due 08/15/48	1,320,540	1,315,788
2.010% due 11/15/48	5,694,369	5,712,408
Freddie Mac Multifamily Structured Pass-Through Certificates
1.369% due 05/25/19	1,053,117	1,053,283
1.426% due 08/25/17	2,411,896	2,413,788
GS Mortgage Securities Trust
1.429% due 10/10/49	1,228,639	1,215,221
1.528% due 02/10/48	3,128,071	3,119,034
1.593% due 07/10/48	709,801	709,002
JP Morgan Chase Commercial Mortgage Securities Trust 1.462% due 08/15/49	2,868,967	2,828,477
JPMBB Commercial Mortgage Securities Trust
1.414% due 02/15/48	2,650,912	2,636,709
1.445% due 10/15/48	3,447,612	3,430,305
1.451% due 09/15/47	1,277,386	1,274,765
1.539% due 11/15/47	475,628	474,436

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
1.596% due 01/15/48	$5,433,760	$5,423,886
1.626% due 05/15/48	615,083	613,036
1.650% due 09/15/47	950,046	950,402
1.738% due 07/15/48	3,202,995	3,198,578
Morgan Stanley Bank of America Merrill Lynch Trust
1.389% due 09/15/49	1,977,203	1,951,074
1.551% due 08/15/47	2,581,704	2,580,485
1.573% due 12/15/47	3,528,824	3,522,605
1.686% due 10/15/47	1,461,859	1,464,637
1.706% due 05/15/48	1,240,799	1,238,606
Morgan Stanley Capital I Trust 1.638% due 05/15/48	911,341	910,253
Wells Fargo Commercial Mortgage Trust
1.437% due 12/15/47	4,152,653	4,138,297
1.441% due 10/15/49	1,090,509	1,080,232
1.454% due 02/15/48	1,762,444	1,755,422
1.471% due 04/15/50	2,403,255	2,394,229
1.531% due 05/15/48	1,044,830	1,041,125
1.568% due 12/15/47	656,860	655,728
1.730% due 02/15/48	4,871,399	4,870,287
3.020% due 07/15/58	2,675,000	2,740,226
WFRBS Commercial Mortgage Trust
1.390% due 11/15/47	440,608	438,819
1.479% due 09/15/57	1,643,824	1,640,550
1.663% due 10/15/57	974,143	975,308

		100,521,978

Collateralized Mortgage Obligations - Residential - 3.6%

Bear Stearns Adjustable Rate Mortgage Trust
2.938% due 04/25/34 §	136,890	136,070
3.577% due 11/25/34 §	574,235	567,903
Bear Stearns ALT-A Trust 1.396% due 04/25/34 §	368,335	354,611
Chase Mortgage Finance Trust
3.017% due 02/25/37 §	180,372	178,646
3.042% due 02/25/37 §	431,286	431,819
3.097% due 02/25/37 §	1,089,307	1,082,032
3.167% due 02/25/37 §	1,340,052	1,327,245
3.177% due 02/25/37 §	498,093	482,301
Countrywide Home Loan Mortgage Pass-Through Trust 3.094% due 11/20/34 §	311,052	300,045
Fannie Mae
1.256% due 11/25/46 §	10,081,630	10,093,056
5.000% due 08/25/19	795,649	812,974
Fannie Mae Connecticut Avenue Securities
2.106% due 01/25/29 §	1,705,696	1,709,988
2.856% due 11/25/24 - 08/25/28 §	2,740,881	2,765,854
2.906% due 09/25/28 §	1,463,293	1,478,832
Freddie Mac 7.000% due 09/15/30	464,074	513,847
Freddie Mac Structured Agency Credit Risk Debt Notes
1.856% due 05/25/25 §	327,227	327,792
1.906% due 05/25/28 §	94,962	94,980
2.106% due 04/25/28 §	174,869	174,956
2.206% due 09/25/24 - 07/25/28 §	2,798,649	2,809,172
2.506% due 09/25/28 §	586,439	588,635
GS Mortgage-Backed Securities Trust 2.480% due 07/25/44 § ~	427,002	424,922
HarborView Mortgage Loan Trust 1.079% due 06/20/35 §	593,660	560,051
JPMorgan Mortgage Trust
3.178% due 07/25/35 §	809,401	821,649
3.182% due 07/25/35 §	178,401	178,663
MASTR Adjustable Rate Mortgages Trust 2.345% due 09/25/34 §	726,167	671,886
Merrill Lynch Mortgage Investors Trust 3.087% due 12/25/35 §	4,918,645	4,724,258

	Principal Amount	Value
Mill City Mortgage Loan Trust 2.500% due 04/25/57 § ~	$948,445	$945,864
Sequoia Mortgage Trust 1.921% due 11/20/34 §	422,788	405,875
Structured Adjustable Rate Mortgage Loan Trust
3.147% due 06/25/34 §	1,670,508	1,737,707
3.181% due 05/25/34 §	381,408	386,448
3.270% due 11/25/34 §	902,124	924,678
Structured Asset Securities Corp Mortgage Pass-Through Certificates 2.912% due 07/25/33 §	252,877	248,581
Towd Point Mortgage Trust
2.250% due 08/25/55 § ~	2,339,072	2,325,229
2.250% due 07/25/56 § ~	1,747,029	1,732,667
2.750% due 02/25/55 § ~	933,265	937,373
2.750% due 04/25/55 § ~	1,802,781	1,811,774
2.750% due 05/25/55 § ~	1,626,163	1,633,446
2.750% due 08/25/55 § ~	1,159,257	1,159,246
3.000% due 02/25/55 § ~	1,121,127	1,125,092
WaMu Mortgage Pass-Through Certificates Trust
1.046% due 07/25/45 §	2,064,217	1,976,148
1.076% due 08/25/45 §	1,342,679	1,297,664
2.748% due 09/25/35 §	6,885,767	6,703,901
2.800% due 06/25/34 §	366,145	368,176
Washington Mutual MSC Mortgage Pass-Through Certificates Trust 7.000% due 03/25/34	277,070	303,438
Wells Fargo Mortgage-Backed Securities Trust 3.138% due 08/25/33 §	724,934	744,021

		60,379,515

Fannie Mae - 4.8%

2.590% due 02/01/33 §	87,352	92,337
2.605% due 01/01/35 §	15,847	16,509
2.695% due 04/01/33 §	133,674	137,964
2.733% due 04/01/35 §	335,042	348,843
2.774% due 06/01/33 §	868,050	916,660
2.859% due 06/01/35 §	481,854	507,299
2.875% due 05/01/33 §	45,202	45,650
2.910% due 02/01/33 §	148,519	157,255
3.000% due 10/01/28	9,800,142	10,065,529
3.500% due 01/01/27 - 01/01/46	11,493,148	11,926,149
4.000% due 07/01/25 - 03/01/41	1,600,503	1,690,552
4.500% due 05/01/25 - 02/01/45	22,640,145	24,139,747
5.000% due 07/01/24 - 07/01/41	12,305,158	13,418,272
5.500% due 01/01/18 - 06/01/39	7,991,650	8,883,816
6.000% due 01/01/18 - 10/01/40	4,879,371	5,539,332
6.500% due 05/01/33	858,193	987,492
7.000% due 05/01/33 - 06/01/33	323,757	352,896

		79,226,302

Freddie Mac - 0.5%

2.428% due 02/01/35 §	315,162	332,802
2.720% due 09/01/35 §	1,131,549	1,197,347
2.806% due 08/01/35 §	1,152,342	1,217,779
2.850% due 03/01/35 §	508,807	535,202
4.000% due 08/01/26	3,583,690	3,766,506
5.500% due 03/01/18 - 06/01/41	1,177,242	1,298,219

		8,347,855

Government National Mortgage Association - 0.4%

2.000% due 01/20/35 §	1,685,203	1,750,409
2.125% due 09/20/34 §	948,840	990,858
5.000% due 12/20/34 - 02/20/40	780,219	865,197
5.500% due 07/15/20	246,888	256,879
6.000% due 01/15/22 - 07/15/36	1,928,392	2,127,530

		5,990,873

Total Mortgage-Backed Securities (Cost $254,858,007)		254,466,523

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
ASSET-BACKED SECURITIES - 22.5%

Ally Auto Receivables Trust 1.720% due 04/15/21	$5,200,000	$5,182,515
AmeriCredit Automobile Receivables
1.700% due 07/08/20	1,055,000	1,058,345
1.810% due 10/08/20	360,000	360,867
AmeriCredit Automobile Receivables Trust
1.260% due 11/08/19	4,603,925	4,604,241
1.270% due 01/08/20	3,635,711	3,635,522
1.530% due 07/08/21	2,780,000	2,761,799
1.600% due 07/08/19	2,930,000	2,933,067
1.600% due 11/09/20	1,255,000	1,252,983
2.290% due 11/08/19	2,335,000	2,345,326
2.580% due 09/08/20	6,640,000	6,721,124
ARI Fleet Lease Trust 1.820% due 07/15/24 ~	2,775,000	2,775,517
Ascentium Equipment Receivables LLC 1.930% due 03/11/19 ~	3,390,000	3,401,094
Ascentium Equipment Receivables Trust
1.460% due 04/10/19 ~	1,075,000	1,072,922
1.750% due 11/13/18 ~	341,532	342,422
Avis Budget Rental Car Funding AESOP LLC 2.460% due 07/20/20 ~	3,015,000	3,008,614
Barclays Dryrock Issuance Trust 2.410% due 07/15/22	2,470,000	2,498,731
BMW Vehicle Lease Trust 1.430% due 09/20/19	1,570,000	1,570,659
BMW Vehicle Owner Trust 1.500% due 02/25/21	2,875,000	2,880,822
Capital Auto Receivables Asset Trust
1.260% due 05/21/18	677,211	677,281
1.320% due 06/20/18	203,993	204,007
1.480% due 11/20/18	2,227,634	2,229,220
1.540% due 08/20/20	1,050,000	1,046,670
1.620% due 03/20/19	2,940,000	2,945,720
1.630% due 01/20/21	1,030,000	1,019,914
1.730% due 09/20/19	1,265,000	1,268,499
1.730% due 04/20/20	1,120,000	1,121,001
1.940% due 01/21/20	2,000,000	2,010,493
Capital One Multi-Asset Execution Trust 1.330% due 06/15/22	9,485,000	9,359,086
CarMax Auto Owner Trust
1.610% due 03/15/19	2,500,000	2,502,221
1.610% due 11/16/20	2,340,000	2,340,912
1.690% due 08/15/19	435,000	436,072
1.810% due 07/15/20	1,450,000	1,454,215
1.930% due 11/15/19	620,000	623,309
CCG Receivables Trust
1.060% due 11/15/21 ~	555,258	554,474
1.460% due 11/14/18 ~	955,301	955,451
1.690% due 09/14/22 ~	2,650,000	2,648,327
Chase Issuance Trust 1.370% due 06/15/21	4,285,000	4,244,382
CNH Equipment Trust
1.370% due 07/15/20	3,050,000	3,049,816
1.370% due 10/15/20	630,000	630,237
1.440% due 12/15/21	1,960,000	1,940,943
1.480% due 04/15/21	1,650,000	1,642,113
DB Master Finance LLC 3.262% due 02/20/45 ~	9,456,563	9,490,103
Diamond Resorts Owner Trust
2.270% due 05/20/26 ~	719,262	715,592
2.540% due 05/20/27 ~	1,358,410	1,347,699
2.730% due 07/20/27 ~	621,250	617,735
2.990% due 05/22/28 ~	663,918	659,514
Discover Card Execution Note Trust
1.390% due 04/15/20	6,065,000	6,074,480
1.390% due 03/15/22	6,945,000	6,866,590
1.640% due 07/15/21	5,735,000	5,734,818

	Principal Amount	Value
Domino’s Pizza Master Issuer LLC 5.216% due 01/25/42 ~	$3,806,280	$3,894,361
Elara HGV Timeshare Issuer LLC 2.530% due 02/25/27 ~	911,237	908,330
Enterprise Fleet Financing LLC
1.300% due 09/20/20 ~	3,001,990	3,000,099
1.590% due 02/22/21 ~	2,035,840	2,034,987
1.740% due 02/22/22 ~	4,315,000	4,303,798
1.830% due 09/20/21 ~	5,114,169	5,117,509
2.090% due 02/22/21 ~	1,435,000	1,437,572
Ford Credit Auto Owner Trust
1.390% due 07/15/20	810,000	809,770
1.600% due 06/15/21	2,640,000	2,632,933
2.030% due 12/15/27 ~	7,270,000	7,150,874
Ford Credit Floorplan Master Owner Trust
1.400% due 08/15/19	6,760,000	6,765,347
1.420% due 01/15/20	3,795,000	3,792,094
1.550% due 07/15/21	2,895,000	2,865,637
2.090% due 03/15/22 ~	7,600,000	7,599,454
GM Financial Automobile Leasing Trust
1.620% due 09/20/19	1,875,000	1,873,610
1.690% due 03/20/19	2,765,000	2,771,996
1.760% due 03/20/20	1,755,000	1,743,508
GMF Floorplan Owner Revolving Trust
1.650% due 05/15/20 ~	1,610,000	1,609,066
1.960% due 05/17/21 ~	5,755,000	5,737,997
2.410% due 05/17/21 ~	610,000	607,976
2.850% due 05/17/21 ~	235,000	233,588
GreatAmerica Leasing Receivables 0.890% due 07/15/17 ~	123,025	122,995
GreatAmerica Leasing Receivables Funding LLC 1.730% due 06/20/19 ~	1,635,000	1,633,397
Hilton Grand Vacations Trust 1.770% due 11/25/26 ~	1,412,643	1,386,750
Honda Auto Receivables Owner Trust 1.330% due 11/18/22	5,380,000	5,311,376
Hyundai Auto Lease Securitization Trust
1.520% due 10/15/19 ~	3,035,000	3,036,098
1.600% due 07/15/19 ~	810,000	811,783
1.650% due 07/15/20 ~	2,140,000	2,124,791
1.680% due 04/15/20 ~	190,000	189,903
Hyundai Auto Receivables Trust
1.450% due 11/15/22	5,275,000	5,187,872
1.560% due 09/15/20	470,000	469,972
John Deere Owner Trust
1.250% due 06/15/20	1,705,000	1,697,147
1.320% due 06/17/19	1,480,000	1,480,533
1.360% due 04/15/20	1,615,000	1,611,089
1.490% due 05/15/23	1,110,000	1,097,712
Kubota Credit Owner Trust
1.500% due 07/15/20 ~	1,500,000	1,485,736
1.540% due 03/15/19 ~	9,745,000	9,759,260
1.670% due 07/15/20 ~	2,790,000	2,796,792
Mercedes-Benz Auto Lease Trust
1.350% due 08/15/19	1,160,000	1,157,074
1.520% due 03/15/19	1,875,000	1,878,457
Mercedes-Benz Auto Receivables Trust 1.260% due 02/16/21	3,550,000	3,522,189
MMAF Equipment Finance LLC
0.870% due 01/08/19 ~	5,094,007	5,087,941
1.390% due 10/16/19 ~	2,377,026	2,373,337
1.480% due 06/15/20 ~	1,530,000	1,521,769
MVW Owner Trust
2.150% due 04/22/30 ~	410,408	406,640
2.250% due 09/22/31 ~	1,370,291	1,353,838
2.520% due 12/20/32 ~	475,601	473,128
Nationstar HECM Loan Trust
2.013% due 08/25/26 ~	518,748	520,512
2.239% due 06/25/26 ~	831,158	831,924
2.981% due 02/25/26 ~	256,809	256,742

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Nissan Auto Lease Trust
1.610% due 01/18/22	$2,645,000	$2,628,156
1.650% due 10/15/21	9,980,000	9,979,998
Nissan Auto Receivables Owner Trust
1.180% due 01/15/21	3,075,000	3,046,811
1.320% due 01/15/21	345,000	342,994
1.340% due 10/15/20	1,405,000	1,401,027
Nissan Master Owner Trust Receivables
1.440% due 01/15/20	7,380,000	7,381,833
1.540% due 06/15/21	2,670,000	2,653,546
Sierra Timeshare Receivables Funding LLC
2.050% due 06/20/31 ~	743,910	742,705
2.300% due 10/20/31 ~	997,126	995,720
2.330% due 07/20/33 ~	1,071,614	1,052,735
2.400% due 03/22/32 ~	1,858,507	1,850,229
2.430% due 06/20/32 ~	1,022,948	1,022,134
2.430% due 10/20/33 ~	4,283,253	4,212,180
2.580% due 09/20/32 ~	1,199,753	1,194,817
SLM Student Loan Trust
2.382% due 04/25/23 §	882,986	884,965
2.532% due 07/25/22 §	108,935	109,655
2.582% due 07/25/23 §	1,170,003	1,177,527
SMART ABS Trust (Australia)
0.950% due 02/14/18	436,204	435,908
1.180% due 02/14/19	421,108	420,287
1.450% due 08/14/19	5,380,000	5,348,787
1.660% due 08/14/19	2,645,000	2,638,952
Springleaf Funding Trust 2.900% due 11/15/29 ~	1,115,000	1,112,818
Synchrony Credit Card Master Note Trust
1.600% due 04/15/21	3,315,000	3,318,417
1.690% due 03/15/21	4,340,000	4,341,629
1.910% due 11/15/20	2,250,000	2,252,927
2.370% due 03/15/23	3,894,000	3,929,401
2.640% due 03/15/23	3,545,000	3,552,021
Toyota Auto Receivables 1.140% due 08/17/20	2,695,000	2,677,704
Toyota Auto Receivables Owner Trust 1.440% due 04/15/20	1,830,000	1,832,197
USAA Auto Owner Trust 1.960% due 11/15/22	575,000	574,768
Volkswagen Auto Loan Enhanced Trust 1.390% due 05/20/21	5,895,000	5,852,445
Volkswagen Credit Auto Master Trust 1.400% due 07/22/19 ~	4,130,000	4,127,623
Volvo Financial Equipment LLC 1.670% due 02/18/20 ~	815,000	816,167
Wells Fargo Dealer Floorplan Master Note Trust
1.119% due 07/20/19 §	6,760,000	6,761,544
1.189% due 10/20/19 §	6,980,000	6,982,793
Wendys Funding LLC 3.371% due 06/15/45 ~	7,144,563	7,152,572
Wheels SPV LLC
0.840% due 03/20/23 ~	282,339	282,173
1.270% due 04/22/24 ~	698,339	696,969
1.590% due 05/20/25 ~	1,115,000	1,110,353
World Omni Auto Receivables Trust 1.300% due 02/15/22	4,885,000	4,819,784
World Omni Automobile Lease Securitization Trust
1.450% due 08/15/19	2,855,000	2,847,572
1.940% due 12/15/20	6,855,000	6,863,862

Total Asset-Backed Securities (Cost $374,287,997)		372,721,432

U.S. TREASURY OBLIGATIONS - 6.7%

U.S. Treasury Notes - 6.7%

0.750% due 07/31/18 ‡	16,805,000	16,714,707
0.750% due 07/15/19	5,000,000	4,926,270

	Principal Amount	Value
1.000% due 11/15/19	$63,645,000	$62,856,184
1.125% due 12/31/18	11,835,000	11,845,497
1.625% due 11/30/20	3,920,000	3,901,654
1.750% due 09/30/19	10,055,000	10,151,287

		110,395,599

Total U.S. Treasury Obligations (Cost $110,781,462)		110,395,599

MUNICIPAL BONDS - 0.2%

State Board of Administration Finance Corp FL ‘A’ 2.163% due 07/01/19	2,230,000	2,253,482
University of California 1.117% due 07/01/41 §	1,915,000	1,915,038

Total Municipal Bonds (Cost $4,145,001)		4,168,520

SHORT-TERM INVESTMENTS - 5.9%

Certificates of Deposit - 0.3%

Credit Suisse AG (Switzerland) 1.753% due 09/12/17 §	4,605,000	4,611,401

Commercial Paper - 4.2%

Anheuser-Busch InBev SA (Belgium) 1.544% due 10/10/17	1,740,000	1,722,444
Anheuser-Busch InBev Worldwide Inc (Belgium) 1.491% due 09/05/17	2,785,000	2,760,921
AXA Financial Inc 1.596% due 07/24/17	10,000,000	9,916,112
Enbridge Energy Partners LP 1.996% due 05/09/17	8,510,000	8,460,739
Energy Transfer Partners LP 1.626% due 01/24/17	4,330,000	4,326,623
Ford Motor Credit Co LLC 1.806% due 09/01/17	9,240,000	9,127,502
Manhattan Asset Funding Co LLC 1.565% due 09/06/17	9,155,000	9,056,457
Plains All American Pipeline LP 1.579% due 02/15/17	9,065,000	9,053,141
Vodafone Group PLC (United Kingdom) 1.648% due 09/01/17	9,945,000	9,836,913
VW Credit Inc (Germany) 1.806% due 09/18/17	4,840,000	4,783,253

		69,044,105

Repurchase Agreement - 1.4%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $23,192,638; collateralized by U.S. Treasury Notes: 2.250% due 11/15/24 and value $23,656,881)	23,192,561	23,192,561

Total Short-Term Investments (Cost $96,816,994)		96,848,067

TOTAL INVESTMENTS - 100.4% (Cost $1,662,475,613)		1,659,707,651

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(6,017,487)

NET ASSETS - 100.0%		$1,653,690,164

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	49.7%
Asset-Backed Securities	22.5%
Mortgage-Backed Securities	15.4%
U.S. Treasury Obligations	6.7%
Short-Term Investments	5.9%
Others (each less than 3.0%)	0.2%

	100.4%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

(b)	As of December 31, 2016, an investment with a value of $456,534 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(c)	Open futures contracts outstanding as of December 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes (03/17)	676	($85,766)

Short Futures Outstanding
U.S. Treasury 10-Year Notes (03/17)	403	101,336

Total Futures Contracts		$15,570

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$821,107,510	$-	$821,107,510	$-
	Mortgage-Backed Securities	254,466,523	-	254,466,523	-
	Asset-Backed Securities	372,721,432	-	372,721,432	-
	U.S. Treasury Obligations	110,395,599	-	110,395,599	-
	Municipal Bonds	4,168,520	-	4,168,520	-
	Short-Term Investments	96,848,067	-	96,848,067	-
	Derivatives:
	Interest Rate Contracts
	Futures	101,336	101,336	-	-

	Total Assets	1,659,808,987	101,336	1,659,707,651	-

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(85,766)	(85,766)	-	-

	Total Liabilities	(85,766)	(85,766)	-	-

	Total	$1,659,723,221	$15,570	$1,659,707,651	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments

December 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 23.6%

Azerbaijan - 0.7%

Southern Gas Corridor CJSC 6.875% due 03/24/26 ~	$1,100,000	$1,186,900
State Oil Co of the Azerbaijan Republic
4.750% due 03/13/23 ~	1,647,000	1,605,619
6.950% due 03/18/30 ~	1,250,000	1,309,438

		4,101,957

Barbados - 0.1%

Columbus Cable Barbados Ltd 7.375% due 03/30/21 ~	625,000	667,431

Brazil - 1.7%

Braskem America Finance Co 7.125% due 07/22/41 ~	425,000	430,312
GTL Trade Finance Inc 5.893% due 04/29/24 ~	215,000	215,000
Marfrig Holdings Europe BV
6.875% due 06/24/19 ~	950,000	976,125
8.000% due 06/08/23 ~	625,000	648,500
Marfrig Overseas Ltd 9.500% due 05/04/20 ~	335,000	346,725
Minerva Luxembourg SA
6.500% due 09/20/26 ~	445,000	430,537
12.250% due 02/10/22 ~	1,550,000	1,674,000
Petrobras Global Finance BV
5.375% due 01/27/21	1,400,000	1,372,700
5.750% due 01/20/20	1,015,000	1,030,225
6.250% due 03/17/24	468,000	450,076
6.850% due 06/05/15	518,000	422,170
6.875% due 01/20/40	850,000	733,720
8.750% due 05/23/26	235,000	254,094
Vale Overseas Ltd
6.875% due 11/21/36	658,000	651,420
6.875% due 11/10/39	670,000	654,925

		10,290,529

Chile - 1.0%

Banco del Estado de Chile
3.875% due 02/08/22 ~	400,000	409,697
4.125% due 10/07/20 ~	475,000	495,222
Corp Nacional del Cobre de Chile
3.750% due 11/04/20 ~	820,000	845,064
3.875% due 11/03/21 ~	870,000	888,496
4.875% due 11/04/44 ~	1,905,000	1,880,037
5.625% due 10/18/43 ~	465,000	507,990
Empresa Nacional del Petroleo 3.750% due 08/05/26 ~	600,000	561,791
VTR Finance BV 6.875% due 01/15/24 ~	750,000	776,250

		6,364,547

China - 1.1%

Amber Circle Funding Ltd 3.250% due 12/04/22 ~	1,440,000	1,444,075
Central China Real Estate Ltd 8.750% due 01/23/21 ~	250,000	267,524
China Railway Resources Huitung Ltd 3.850% due 02/05/23 ~	900,000	911,608
China SCE Property Holdings Ltd 10.000% due 07/02/20 ~	330,000	364,818
Franshion Development Ltd 6.750% due 04/15/21 ~	960,000	1,083,333

	Principal Amount	Value
Sinochem Overseas Capital Co Ltd
4.500% due 11/12/20 ~	$1,310,000	$1,371,522
6.300% due 11/12/40 ~	485,000	587,350
Sinopec Group Overseas Development Ltd 4.875% due 05/17/42 ~	680,000	719,718

		6,749,948

Colombia - 0.2%

Banco de Bogota SA 6.250% due 05/12/26 ~	327,000	334,358
Ecopetrol SA 7.625% due 07/23/19	575,000	646,127

		980,485

Costa Rica - 0.4%

Banco de Costa Rica 5.250% due 08/12/18 ~	690,000	699,453
Banco Nacional de Costa Rica 6.250% due 11/01/23 ~	950,000	958,360
Instituto Costarricense de Electridad
6.375% due 05/15/43 ~	430,000	337,550
6.950% due 11/10/21 ~	200,000	209,246

		2,204,609

Dominican Republic - 0.5%

Aeropuertos Dominicanos Siglo XXI SA 9.750% due 11/13/19 ~	3,055,000	3,192,475

Ecuador - 1.5%

EP PetroEcuador 6.627% due 09/24/19 § ~	8,649,474	8,725,157

Georgia - 0.2%

Georgian Railway JSC 7.750% due 07/11/22 ~	870,000	930,838

Hong Kong - 0.1%

Industrial & Commercial Bank of China Asia Ltd 5.125% due 11/30/20 ~	850,000	904,431

Indonesia - 0.5%

Majapahit Holding BV
7.750% due 01/20/20 ~	650,000	731,250
8.000% due 08/07/19 ~	620,000	695,950
P.T. Pertamina Persero 6.000% due 05/03/42 ~	682,000	658,826
P.T. Perusahaan Listrik Negara 5.500% due 11/22/21 ~	679,000	729,925

		2,815,951

Jamaica - 0.8%

Digicel Group Ltd
7.125% due 04/01/22 ~	598,000	466,811
8.250% due 09/30/20 ~	4,595,000	3,965,347
Digicel Ltd 6.000% due 04/15/21 ~	581,000	528,251

		4,960,409

Kazakhstan - 2.0%

Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	1,837,000	1,776,452
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/20 ~	568,000	611,461
6.950% due 07/10/42 ~	1,721,000	1,668,630

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Kazkommertsbank JSC
5.500% due 12/21/22 ~	$854,606	$643,819
6.875% due 02/13/17	EUR 1,555,000	1,552,204
8.500% due 05/11/18 ~	$1,850,000	1,799,125
KazMunayGas National Co JSC
5.750% due 04/30/43 ~	1,002,000	961,008
6.375% due 04/09/21 ~	720,000	783,310
7.000% due 05/05/20 ~	813,000	895,341
9.125% due 07/02/18 ~	920,000	1,001,719

		11,693,069

Luxembourg - 0.3%

Altice Financing SA
6.625% due 02/15/23 ~	510,000	525,300
7.500% due 05/15/26 ~	545,000	568,162
Millicom International Cellular SA 6.000% due 03/15/25 ~	639,000	630,214

		1,723,676

Malaysia - 0.5%

Axiata SPV1 Labuan Ltd 5.375% due 04/28/20 ~	530,000	570,307
Petronas Capital Ltd
5.250% due 08/12/19 ~	825,000	884,873
7.875% due 05/22/22 ~	290,000	355,694
Wakala Global Sukuk Bhd 4.646% due 07/06/21 ~	875,000	938,096

		2,748,970

Mexico - 1.6%

Cemex SAB de CV 7.750% due 04/16/26 ~	665,000	738,150
Comision Federal de Electricidad
4.875% due 01/15/24 ~	1,100,000	1,098,625
5.750% due 02/14/42 ~	1,105,000	1,030,412
Credito Real SAB de CV 7.250% due 07/20/23 ~	425,000	434,562
Petroleos Mexicanos
5.500% due 06/27/44	329,000	275,439
5.625% due 01/23/46	1,287,000	1,073,036
6.000% due 03/05/20	390,000	412,328
6.500% due 06/02/41	931,000	876,583
6.750% due 09/21/47 ~	1,953,000	1,850,077
6.875% due 08/04/26 ~	1,540,000	1,628,550
7.190% due 09/12/24 ~	MXN 11,530,000	474,200

		9,891,962

Netherlands - 0.9%

GTH Finance BV
6.250% due 04/26/20 ~	$1,240,000	1,303,138
7.250% due 04/26/23 ~	383,000	412,004
New World Resources NV 8.000% PIK due 04/07/20 * Y ~ +	EUR 1,128,033	-
VimpelCom Holdings BV 7.504% due 03/01/22 ~	$411,000	457,772
Zhaikmunai LLP
6.375% due 02/14/19 ~	1,466,000	1,433,015
7.125% due 11/13/19 ~	1,831,000	1,794,380

		5,400,309

Philippines - 0.5%

Development Bank of the Philippines 5.500% due 03/25/21 ~	950,000	1,050,431
Power Sector Assets & Liabilities Management Corp 7.390% due 12/02/24 ~	1,405,000	1,786,802

		2,837,233

	Principal Amount	Value
Russia - 2.1%

Credit Bank of Moscow 8.700% due 11/13/18 ~	$1,497,000	$1,539,919
Gazprom Neft OAO 4.375% due 09/19/22 ~	1,933,000	1,916,898
Gazprom OAO
8.625% due 04/28/34 ~	495,000	640,682
9.250% due 04/23/19 ~	361,000	409,634
Sberbank of Russia
5.250% due 05/23/23 ~	1,050,000	1,046,273
5.500% due 02/26/24 § ~	680,000	692,750
SCF Capital Ltd 5.375% due 06/16/23 ~	1,314,000	1,336,476
Vimpel Communications 7.748% due 02/02/21 ~	280,000	312,788
Vnesheconombank
5.450% due 11/22/17 ~	470,000	480,281
5.942% due 11/21/23 ~	1,660,000	1,714,513
6.025% due 07/05/22 ~	846,000	887,860
6.800% due 11/22/25 ~	914,000	977,323
6.902% due 07/09/20 ~	486,000	526,468

		12,481,865

Singapore - 0.1%

Puma International Financing SA 6.750% due 02/01/21 ~	530,000	547,138

South Africa - 0.8%

Eskom Holdings SOC Ltd
5.750% due 01/26/21 ~	1,810,000	1,818,896
6.750% due 08/06/23 ~	1,573,000	1,587,912
7.125% due 02/11/25 ~	1,180,000	1,192,980

		4,599,788

Ukraine - 0.5%

MHP SA 8.250% due 04/02/20 ~	1,400,000	1,351,000
Oschadbank 9.625% due 03/20/25 § ~	480,000	456,000
Ukraine Railways 9.875% due 09/15/21 ~	245,000	232,137
Ukreximbank 9.750% due 01/22/25 ~	901,000	853,697

		2,892,834

United Arab Emirates - 0.1%

Emirates Airline 4.500% due 02/06/25 ~	396,665	404,935
Emirates NBD Ltd 6.375% § ± ~	200,000	206,057

		610,992

Venezuela - 5.4%

Petroleos de Venezuela SA
5.250% due 04/12/17 ~	4,824,800	4,354,382
5.375% due 04/12/27 ~	792,000	297,000
8.500% due 11/02/17 ~	583,166	463,617
8.500% due 10/27/20 ~	33,116,000	24,754,210
9.000% due 11/17/21 ~	1,760,581	939,710
9.750% due 05/17/35 ~	1,903,498	911,300
12.750% due 02/17/22 ~	852,000	530,370

		32,250,589

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Vietnam - 0.0%

Vietnam Joint Stock Commercial Bank for Industry & Trade 8.000% due 05/17/17 ~	$250,000	$253,750

Total Corporate Bonds & Notes (Cost $136,657,194)		140,820,942

CONVERTIBLE CORPORATE BONDS & NOTES - 0.0%

Netherlands - 0.0%

New World Resources NV 4.000% Cash or 8.000% PIK due 10/07/20 * Y ~ +	EUR 1,169,991	-

Total Convertible Corporate Bonds & Notes (Cost $877,706)		-

SENIOR LOAN NOTES - 1.1%

United Arab Emirates - 1.1%

Dubai Drydocks LLC
1.335% due 10/18/27 §	$2,380,503	471,637
4.997% due 10/18/17 §	1,333,749	1,078,670
Term B
4.000% due 10/18/17 §	EUR 191,007	154,477
Tranche B
0.100% due 10/18/27 §	$906,759	179,652
Dubai World Term B1 2.000% Cash or 1.750% PIK due 09/30/18 §	5,496,664	4,521,006

		6,405,442

Total Senior Loan Notes (Cost $6,998,782)		6,405,442

FOREIGN GOVERNMENT BONDS & NOTES - 67.4%

Angola - 0.2%

Angolan Government 9.500% due 11/12/25 ~	1,140,000	1,106,912

Argentina - 1.7%

Argentine Bonos del Tesoro 22.750% due 03/05/18	ARS 43,347,220	2,781,441
Argentine Republic Government
2.500% due 12/31/38 §	$3,486,197	2,152,727
6.875% due 04/22/21 ~	1,580,000	1,686,650
7.500% due 04/22/26 ~	2,225,000	2,341,812
8.280% due 12/31/33	1,384,713	1,473,342

		10,435,972

Azerbaijan - 0.1%

Republic of Azerbaijan 4.750% due 03/18/24 ~	604,000	602,357

Bahrain - 0.1%

Bahrain Government 7.000% due 10/12/28 ~	510,000	522,340

Belarus - 0.6%

Republic of Belarus International 8.950% due 01/26/18 ~	3,656,000	3,797,487

	Principal Amount	Value
Brazil - 9.9%

Banco Nacional de Desenvolvimento Economico e Social 6.500% due 06/10/19 ~	$808,000	$862,298
Brazil Letras do Tesouro Nacional
10.946% due 01/01/19	BRL 85,665,000	21,376,980
11.139% due 01/01/20	31,847,000	7,125,863
Brazil Notas do Tesouro Nacional ‘F’
10.000% due 01/01/21	36,086,000	10,705,159
10.000% due 01/01/23	24,965,000	7,235,861
10.000% due 01/01/25	9,885,000	2,823,875
Brazilian Government
2.625% due 01/05/23	$930,000	830,025
4.250% due 01/07/25	1,554,000	1,454,932
4.875% due 01/22/21	705,000	727,912
5.000% due 01/27/45	2,463,000	2,010,301
5.625% due 01/07/41	481,000	430,351
5.625% due 02/21/47	904,000	795,520
6.000% due 04/07/26	937,000	972,137
7.125% due 01/20/37	834,000	873,615
8.250% due 01/20/34	469,000	544,134
8.875% due 04/15/24	450,000	541,575

		59,310,538

Cameroon - 0.0%

Republic of Cameroon 9.500% due 11/19/25 ~	200,000	216,191

Chile - 0.2%

Chile Government
3.125% due 01/21/26	346,000	341,675
6.000% due 01/01/20 ~	CLP 485,000,000	794,087

		1,135,762

Colombia - 4.5%

Colombia Government
4.000% due 02/26/24	$970,000	982,125
5.000% due 06/15/45	1,260,000	1,201,725
5.625% due 02/26/44	1,169,000	1,209,915
6.125% due 01/18/41	2,075,000	2,251,375
7.375% due 09/18/37	800,000	976,000
8.125% due 05/21/24	1,345,000	1,686,294
11.750% due 02/25/20	1,200,000	1,532,400
Colombian TES
5.000% due 11/21/18	COP 27,597,000,000	9,049,159
7.000% due 05/04/22	18,284,200,000	6,208,625
11.000% due 07/24/20	3,516,000,000	1,337,516
Empresa de Telecomunicaciones de Bogota 7.000% due 01/17/23 ~	2,668,000,000	671,581

		27,106,715

Costa Rica - 0.2%

Costa Rica Government
4.250% due 01/26/23 ~	$761,000	698,217
4.375% due 04/30/25 ~	400,000	356,968
5.625% due 04/30/43 ~	400,000	319,000

		1,374,185

Croatia - 1.2%

Croatia Government
6.000% due 01/26/24 ~	2,150,000	2,338,931
6.375% due 03/24/21 ~	1,594,000	1,737,231
6.625% due 07/14/20 ~	1,745,000	1,901,099
6.750% due 11/05/19 ~	950,000	1,033,125

		7,010,386

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Dominican Republic - 1.8%

Dominican Republic
5.500% due 01/27/25 ~	$1,690,000	$1,638,049
5.875% due 04/18/24 ~	1,729,000	1,737,749
6.600% due 01/28/24 ~	895,000	937,513
6.850% due 01/27/45 ~	1,740,000	1,652,513
6.875% due 01/29/26 ~	2,190,000	2,284,389
7.450% due 04/30/44 ~	1,030,000	1,045,450
7.500% due 05/06/21 ~	1,605,000	1,746,304

		11,041,967

Ecuador - 3.3%

Ecuador Government
7.950% due 06/20/24 ~	4,264,000	4,093,440
9.650% due 12/13/26 ~	1,131,000	1,159,275
10.500% due 03/24/20 ~	10,463,000	11,300,040
10.750% due 03/28/22 ~	2,973,000	3,233,137

		19,785,892

Egypt - 0.0%

Egypt Government 6.875% due 04/30/40 ~	170,000	148,927

El Salvador - 0.4%

El Salvador Government
5.875% due 01/30/25 ~	370,000	340,426
6.375% due 01/18/27 ~	295,000	272,875
7.375% due 12/01/19 ~	470,000	487,625
7.625% due 02/01/41 ~	278,000	253,675
7.650% due 06/15/35 ~	420,000	391,650
8.250% due 04/10/32 ~	395,000	400,925

		2,147,176

Ethiopia - 0.4%

Ethiopia International 6.625% due 12/11/24 ~	2,370,000	2,192,155

Gabon - 0.4%

Gabon Government
6.375% due 12/12/24 ~	2,347,300	2,196,955
6.950% due 06/16/25 ~	200,000	187,997

		2,384,952

Georgia - 0.2%

Georgia Government 6.875% due 04/12/21 ~	930,000	1,018,257

Ghana - 0.1%

Ghana Government 9.250% due 09/15/22 ~	580,000	622,059

Guatemala - 0.3%

Guatemala Government 4.875% due 02/13/28 ~	1,590,000	1,542,379

Hungary - 2.0%

Hungary Government
5.375% due 02/21/23	2,574,000	2,794,527
5.375% due 03/25/24	1,328,000	1,451,697
5.500% due 06/24/25	HUF 432,990,000	1,766,951
5.750% due 11/22/23	$2,316,000	2,572,439
6.250% due 01/29/20	1,595,000	1,748,294
7.625% due 03/29/41	1,214,000	1,702,938

		12,036,846

	Principal Amount	Value
India - 0.3%

Export-Import Bank of India
3.375% due 08/05/26 ~	$410,000	$383,727
4.000% due 08/07/17 ~	370,000	374,190
4.000% due 01/14/23 ~	910,000	928,079

		1,685,996

Indonesia - 3.4%

Indonesia Government
3.750% due 06/14/28 ~	EUR 686,000	735,103
4.125% due 01/15/25 ~	$750,000	745,004
4.875% due 05/05/21 ~	776,000	823,422
5.125% due 01/15/45 ~	950,000	950,577
5.875% due 03/13/20 ~	751,000	821,348
5.950% due 01/08/46 ~	456,000	505,173
6.875% due 01/17/18 ~	1,430,000	1,505,914
7.750% due 01/17/38 ~	330,000	424,999
11.625% due 03/04/19 ~	1,009,000	1,209,433
Indonesia Treasury
5.625% due 05/15/23	IDR 3,184,000,000	210,878
7.000% due 05/15/22	6,368,000,000	459,518
8.250% due 07/15/21	37,220,000,000	2,837,235
8.250% due 05/15/36	15,772,000,000	1,182,211
8.375% due 09/15/26	41,804,000,000	3,197,552
8.750% due 05/15/31	27,623,000,000	2,139,001
Perusahaan Penerbit SBSN Indonesia III
4.325% due 05/28/25 ~	$620,000	619,194
4.550% due 03/29/26 ~	1,150,000	1,158,625
6.125% due 03/15/19 ~	754,000	815,300

		20,340,487

Ivory Coast - 1.4%

Ivory Coast Government
5.375% due 07/23/24 ~	1,825,000	1,764,253
5.750% due 12/31/32 § ~	7,231,420	6,720,426

		8,484,679

Jamaica - 0.2%

Jamaica Government 7.875% due 07/28/45	850,000	925,115

Jordan - 0.1%

Jordan Government 5.750% due 01/31/27 ~	700,000	664,853

Kazakhstan - 0.9%

KazAgro National Management Holding JSC 4.625% due 05/24/23 ~	1,480,000	1,390,770
Kazakhstan Government
4.875% due 10/14/44 ~	790,000	756,264
5.125% due 07/21/25 ~	1,730,000	1,854,401
6.500% due 07/21/45 ~	1,400,000	1,608,250

		5,609,685

Kenya - 0.1%

Kenya Government 6.875% due 06/24/24 ~	810,000	768,643

Lebanon - 1.5%

Lebanon Government
5.150% due 11/12/18 ~	272,000	270,504
5.450% due 11/28/19 ~	803,000	786,137
6.000% due 01/27/23 ~	464,000	447,830
6.100% due 10/04/22 ~	1,616,000	1,571,528
6.200% due 02/26/25 ~	710,000	675,409
6.375% due 03/09/20	1,120,000	1,125,768

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
6.600% due 11/27/26 ~	$1,597,000	$1,542,766
6.750% due 11/29/27 ~	710,000	688,387
8.250% due 04/12/21 ~	1,519,000	1,615,912

		8,724,241

Malaysia - 0.7%

Malaysia Government
3.418% due 08/15/22	MYR 886,000	191,033
3.480% due 03/15/23	263,000	56,277
3.580% due 09/28/18	6,220,000	1,385,192
3.844% due 04/15/33	203,000	40,224
3.900% due 11/30/26	180,000	39,061
3.955% due 09/15/25	80,000	17,306
4.181% due 07/15/24	2,539,000	561,070
4.240% due 02/07/18	2,710,000	609,515
4.254% due 05/31/35	493,000	104,029
4.392% due 04/15/26	198,000	44,020
4.498% due 04/15/30	2,397,000	521,548
Malaysia Government Investment Issue
4.070% due 09/30/26	1,223,000	266,165
4.390% due 07/07/23	2,121,000	480,592

		4,316,032

Mexico - 6.4%

Mexican Bonos
5.000% due 12/11/19	MXN 98,900,000	4,529,787
6.500% due 06/10/21	229,440,000	10,802,988
8.500% due 12/13/18	118,500,000	5,884,353
10.000% due 12/05/24	17,830,000	996,741
Mexican Udibonos 4.000% due 06/13/19 ^	229,747,068	11,533,542
Mexico Government
4.000% due 03/15/15	EUR 456,000	405,250
4.350% due 01/15/47	$655,000	563,300
4.600% due 01/23/46	1,145,000	1,031,931
4.750% due 03/08/44	604,000	550,546
5.550% due 01/21/45	708,000	726,585
5.750% due 10/12/10	786,000	729,015
6.050% due 01/11/40	470,000	510,068

		38,264,106

Morocco - 0.6%

Morocco Government
4.250% due 12/11/22 ~	2,481,000	2,540,445
5.500% due 12/11/42 ~	1,107,000	1,131,725

		3,672,170

Namibia - 0.1%

Namibia Government 5.250% due 10/29/25 ~	640,000	629,018

Oman - 0.2%

Oman Government 4.750% due 06/15/26 ~	1,127,000	1,092,447

Pakistan - 1.6%

Pakistan Government
6.875% due 06/01/17 ~	1,414,000	1,435,564
7.250% due 04/15/19 ~	1,826,000	1,939,855
8.250% due 04/15/24 ~	1,614,000	1,753,556
8.250% due 09/30/25 ~	1,358,000	1,490,072
The Second Pakistan International Sukuk Co Ltd 6.750% due 12/03/19 ~	1,440,000	1,527,049
The Third Pakistan International Sukuk Co Ltd 5.500% due 10/13/21 ~	1,157,000	1,177,146

		9,323,242

	Principal Amount	Value
Panama - 0.8%

Panama Government
4.000% due 09/22/24	$770,000	$787,325
4.300% due 04/29/53	1,240,000	1,116,000
6.700% due 01/26/36	984,000	1,199,004
7.125% due 01/29/26	185,000	228,937
8.875% due 09/30/27	560,000	771,400
9.375% due 04/01/29	443,000	626,845

		4,729,511

Paraguay - 0.1%

Paraguay Government 4.625% due 01/25/23 ~	890,000	903,403

Peru - 1.8%

Peruvian Government
5.625% due 11/18/50	1,900,000	2,156,500
5.700% due 08/12/24 ~	PEN 2,805,000	825,875
6.350% due 08/12/28 ~	2,003,000	588,853
6.950% due 08/12/31 ~	3,485,000	1,061,003
7.350% due 07/21/25	$2,027,000	2,607,736
8.200% due 08/12/26 ~	PEN 1,376,000	463,250
8.750% due 11/21/33	$1,952,000	2,854,800

		10,558,017

Philippines - 1.5%

Philippine Government
3.900% due 11/26/22	PHP 38,000,000	707,066
4.000% due 01/15/21	$939,000	998,804
4.950% due 01/15/21	PHP 14,000,000	283,027
6.250% due 01/14/36	18,000,000	392,330
6.375% due 10/23/34	$949,000	1,239,126
7.750% due 01/14/31	1,260,000	1,777,522
9.500% due 02/02/30	1,545,000	2,440,252
10.625% due 03/16/25	670,000	1,029,897

		8,868,024

Poland - 1.0%

Republic of Poland Government 2.500% due 07/25/26	PLN 2,578,000	560,770
3.000% due 03/17/23	$354,000	347,610
3.250% due 07/25/25	PLN 10,189,000	2,391,243
4.000% due 10/25/23	6,393,000	1,590,745
5.000% due 03/23/22	$785,000	856,867

		5,747,235

Romania - 1.2%

Romanian Government
4.375% due 08/22/23 ~	3,176,000	3,276,361
6.125% due 01/22/44 ~	240,000	281,070
6.750% due 02/07/22 ~	3,052,000	3,482,552

		7,039,983

Saudi Arabia - 0.1%

Saudi Government 4.500% due 10/26/46 ~	840,000	806,821

Senegal - 0.1%

Senegal Government 8.750% due 05/13/21 ~	728,000	815,768

Serbia - 0.5%

Serbia Government
4.875% due 02/25/20 ~	940,000	958,104
5.875% due 12/03/18 ~	1,390,000	1,456,550
7.250% due 09/28/21 ~	450,000	503,000

		2,917,654

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
South Africa - 5.3%

Republic of South Africa Government
4.300% due 10/12/28	$2,380,000	$2,214,947
4.875% due 04/14/26	650,000	649,187
5.500% due 03/09/20	839,000	890,934
5.875% due 05/30/22	1,444,000	1,577,592
6.250% due 03/31/36	ZAR 12,560,000	653,367
6.875% due 05/27/19	$922,000	999,586
7.000% due 02/28/31	ZAR 68,674,890	4,099,196
7.750% due 02/28/23	39,490,000	2,758,528
8.000% due 01/31/30	30,270,000	1,985,467
8.250% due 03/31/32	27,890,000	1,830,989
8.500% due 01/31/37	33,910,000	2,222,531
8.750% due 01/31/44	31,960,000	2,131,055
8.750% due 02/28/48	47,760,000	3,180,094
10.500% due 12/21/26	80,670,180	6,482,279

		31,675,752

Sri Lanka - 0.1%

Sri Lanka Government 6.825% due 07/18/26 ~	$446,000	439,796

Suriname - 0.1%

Republic of Suriname 9.250% due 10/26/26 ~	721,000	705,499

Thailand - 0.4%

Thailand Government
1.250% due 03/12/28 ^ ~	THB 25,264,547	654,671
3.400% due 06/17/36	43,141,000	1,217,776
4.675% due 06/29/44	9,850,000	336,012

		2,208,459

Turkey - 3.4%

Turkey Government
3.000% due 02/23/22 ^	TRY 5,719,178	1,648,831
3.250% due 03/23/23	$640,000	568,666
4.875% due 04/16/43	555,000	449,175
5.625% due 03/30/21	312,000	320,658
5.750% due 03/22/24	900,000	905,970
6.000% due 01/14/41	665,000	618,463
6.250% due 09/26/22	520,000	541,723
6.625% due 02/17/45	610,000	609,024
6.750% due 04/03/18	1,406,000	1,470,360
6.750% due 05/30/40	625,000	633,875
6.875% due 03/17/36	266,000	274,462
7.000% due 03/11/19	418,000	445,170
7.000% due 06/05/20	411,000	442,333
7.375% due 02/05/25	955,000	1,049,903
7.500% due 07/14/17	852,000	877,547
7.500% due 11/07/19	455,000	495,927
9.400% due 07/08/20	TRY 7,360,000	2,011,693
10.600% due 02/11/26	5,850,000	1,615,571
10.700% due 02/17/21	19,280,000	5,450,157

		20,429,508

Ukraine - 0.6%

Ukraine Government
5.188% due 05/31/40 § ~	$716,000	218,910
7.750% due 09/01/20 ~	110,000	109,096
7.750% due 09/01/22 ~	343,000	332,972
7.750% due 09/01/23 ~	773,000	744,013
7.750% due 09/01/24 ~	507,000	482,918
7.750% due 09/01/25 ~	737,000	694,401
7.750% due 09/01/27 ~	937,000	875,355

		3,457,665

	Principal Amount	Value
United Arab Emirates - 0.3%

Abu Dhabi Government 3.125% due 05/03/26 ~	$440,000	$432,615
Emirate of Dubai Government 5.250% due 01/30/43 ~	1,467,000	1,335,161

		1,767,776

Uruguay - 0.9%

Uruguay Government
4.125% due 11/20/45	773,086	640,502
4.500% due 08/14/24	1,386,120	1,448,495
5.100% due 06/18/50	705,000	636,263
7.625% due 03/21/36	923,000	1,154,996
7.875% due 01/15/33	1,237,000	1,563,382

		5,443,638

Venezuela - 3.1%

Venezuela Government
6.000% due 12/09/20 ~	765,000	372,938
7.650% due 04/21/25 ~	626,000	287,960
7.750% due 10/13/19 ~	1,448,000	810,880
8.250% due 10/13/24 ~	3,018,000	1,418,460
9.000% due 05/07/23 ~	1,263,000	603,082
9.250% due 09/15/27	1,348,000	690,850
9.250% due 05/07/28 ~	1,970,000	913,587
11.750% due 10/21/26 ~	10,926,900	6,228,333
11.950% due 08/05/31 ~	11,644,300	6,549,919
12.750% due 08/23/22 ~	1,354,000	846,250

		18,722,259

Vietnam - 0.5%

Vietnam Government
4.800% due 11/19/24 ~	1,386,000	1,370,208
6.750% due 01/29/20 ~	1,545,000	1,678,412

		3,048,620

Zambia - 0.5%

Zambia Government
8.500% due 04/14/24 ~	670,000	658,325
8.970% due 07/30/27 ~	2,090,000	2,069,100

		2,727,425

Total Foreign Government Bonds & Notes (Cost $405,033,723)		403,052,982

SHORT-TERM INVESTMENT - 4.2%

Repurchase Agreement - 4.2%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $25,402,625; collateralized by U.S. Treasury Notes: 2.250% due 11/15/24 and value $25,911,336)	25,402,541	25,402,541

Total Short-Term Investment (Cost $25,402,541)		25,402,541

TOTAL INVESTMENTS - 96.3% (Cost $574,969,946)		575,681,907

OTHER ASSETS & LIABILITIES, NET - 3.7%		22,289,159

NET ASSETS - 100.0%		$597,971,066

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	67.4%
Corporate Bonds & Notes	23.6%
Short-Term Investment	4.2%
Others (each less than 3.0%)	1.1%

96.3%
Other Assets & Liabilities, Net	3.7%

100.0%

(b)	As of December 31, 2016, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Brazil	11.6%
Venezuela	8.5%
Mexico	8.0%
South Africa	6.1%
Ecuador	4.8%
Colombia	4.7%
United States (Includes Short-Term Investment)	4.2%
Indonesia	3.9%
Turkey	3.4%
Others (each less than 3.0%)	41.1%

96.3%
Other Assets & Liabilities, Net	3.7%

100.0%

(c)	Forward foreign currency contracts outstanding as of December 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
BRL	50,633,310	USD	15,470,000	01/17	ABN	$86,982
BRL	29,973,336	USD	9,017,858	01/17	DUB	191,389
BRL	64,800,414	USD	19,740,703	01/17	GSC	169,094
BRL	8,449,669	USD	2,576,831	01/17	JPM	19,313
BRL	30,255,596	USD	9,271,064	01/17	MER	24,907
BRL	44,045,636	USD	13,514,662	01/17	MSC	18,270
BRL	5,571,107	USD	1,652,000	02/17	DUB	45,704
BRL	20,241,176	USD	5,797,023	03/17	GSC	324,133
BRL	15,555,757	USD	4,457,365	03/17	MER	246,869
CLP	1,210,198,520	USD	1,798,749	01/17	BNP	4,669
CNY	105,730,526	USD	15,588,725	01/17	ANZ	(509,055)
CNY	34,917,400	USD	5,251,619	01/17	HSB	(233,051)
CNY	59,590,020	USD	8,898,375	05/17	HSB	(565,006)
COP	3,142,315,000	USD	1,045,000	01/17	CIT	(3,644)
COP	7,171,575,000	USD	2,317,710	01/17	HSB	58,934
CZK	12,851,090	EUR	479,751	09/17	JPM	(1,438)
CZK	176,820,600	EUR	6,600,000	09/17	MER	(18,729)
CZK	126,906,042	USD	5,147,900	01/17	JPM	(197,635)
EGP	7,620,480	USD	432,000	02/17	GSC	(18,004)
EGP	2,745,000	USD	150,000	03/17	CIT	(1,219)
EGP	2,700,000	USD	150,000	03/17	DUB	(3,375)
EUR	782,754	CZK	21,021,649	09/17	JPM	202
EUR	7,170,316	USD	7,745,217	01/17	CIT	(186,876)
EUR	88,848	USD	94,184	01/17	DUB	(573)
EUR	261,338	USD	278,824	01/17	HSB	(3,475)
EUR	87,984	USD	93,384	01/17	MER	(683)
HUF	2,819,255,367	USD	9,975,604	01/17	DUB	(371,217)
IDR	4,644,807,702	USD	337,681	01/17	ANZ	5,272
IDR	5,611,840,000	USD	405,254	01/17	BRC	9,101
ILS	9,763,061	USD	2,534,612	01/17	JPM	1,447
INR	542,979,000	USD	8,021,554	01/17	CIT	(50,455)
INR	305,095,000	USD	4,510,571	01/17	JPM	(31,682)
INR	560,475,570	USD	8,267,211	01/17	MER	(39,257)
INR	201,923,000	USD	2,926,208	02/17	BRC	29,123
INR	44,804,100	USD	648,818	02/17	DUB	6,932
INR	213,217,500	USD	3,090,109	02/17	GSC	30,528

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
KRW	2,450,397,000	USD	2,089,000	01/17	BRC	($59,448)
KRW	14,517,568,731	USD	12,951,707	01/17	JPM	(927,122)
KRW	1,227,222,000	USD	1,044,000	01/17	MER	(27,548)
MXN	111,537,088	USD	5,635,000	01/17	CIT	(274,872)
MXN	31,368,986	USD	1,617,500	01/17	DUB	(110,003)
MXN	61,882,423	USD	3,195,000	01/17	JPM	(221,122)
MXN	12,324,854	USD	595,000	01/17	MER	(2,706)
MXN	20,673,182	USD	1,006,960	01/17	SCB	(13,470)
MXN	191,865,507	USD	10,755,396	03/17	ABN	(1,605,731)
MXN	191,889,761	USD	10,739,898	03/17	MER	(1,589,077)
MYR	28,796,108	USD	6,869,300	01/17	CIT	(459,757)
MYR	561,063	USD	131,581	01/17	DUB	(6,698)
PEN	9,956,847	USD	2,916,048	01/17	CIT	41,111
PEN	14,126,863	USD	4,155,468	01/17	CSF	40,176
PHP	53,706,541	USD	1,105,755	01/17	MER	(27,527)
PLN	10,193,628	USD	2,558,071	01/17	HSB	(123,327)
PLN	8,245,553	USD	2,081,316	01/17	MER	(111,869)
PLN	19,377,271	USD	4,638,985	02/17	MER	(12,896)
PLN	33,340,450	USD	7,959,048	03/17	BNP	(3,680)
RON	13,918,237	USD	3,261,259	02/17	JPM	(28,930)
RON	12,206,059	USD	2,921,018	03/17	MER	(83,840)
RUB	672,188,038	USD	10,554,059	01/17	CIT	335,144
RUB	94,301,212	USD	1,431,344	01/17	HSB	96,302
RUB	26,297,699	USD	411,030	01/17	JPM	14,983
RUB	191,460,036	USD	2,890,290	02/17	CIT	190,710
RUB	857,858,932	USD	13,173,509	03/17	BRC	541,495
SGD	15,998,960	USD	11,369,724	01/17	ANZ	(324,134)
THB	12,848,027	USD	361,506	01/17	DUB	(2,800)
THB	226,822,679	USD	6,367,846	01/17	JPM	(35,153)
THB	3,459,391	USD	97,343	01/17	SCB	(760)
THB	282,713,300	USD	7,930,247	01/17	UBS	(37,136)
TRY	1,527,494	USD	433,000	01/17	BNP	(2,422)
TRY	450,142	USD	127,151	01/17	GSC	(263)
TRY	1,639,000	USD	461,586	01/17	HSB	424
TRY	15,946,670	USD	4,557,493	02/17	JPM	(90,008)
TWD	269,925,690	USD	8,408,900	02/17	JPM	(81,991)
USD	2,749,741	ARS	43,720,875	01/17	BNP	55,578
USD	15,535,979	BRL	50,633,310	01/17	ABN	(21,003)
USD	9,196,814	BRL	29,973,336	01/17	DUB	(12,433)
USD	18,181,018	BRL	64,800,414	01/17	GSC	(1,728,778)
USD	1,535,549	BRL	5,004,509	01/17	JPM	(2,076)
USD	1,075,000	BRL	3,445,160	01/17	JPM	16,482
USD	7,501,457	BRL	26,942,602	01/17	MER	(776,603)
USD	1,040,350	BRL	3,312,995	01/17	MER	22,439
USD	13,000,003	BRL	44,045,636	01/17	MSC	(532,929)
USD	1,460,000	BRL	4,782,960	02/17	HSB	2,471
USD	6,097,720	BRL	24,018,919	03/17	BNP	(1,165,867)
USD	8,005,000	BRL	28,497,284	10/17	DUB	(171,654)
USD	8,005,000	BRL	28,441,765	10/17	GSC	(155,724)
USD	15,470,000	BRL	55,235,635	01/18	ABN	(116,926)
USD	5,090,000	CNY	34,917,400	01/17	HSB	71,433
USD	1,335,000	CNY	9,184,800	01/17	JPM	25,031
USD	8,904,000	CNY	59,590,020	05/17	HSB	570,631
USD	7,919,827	COP	23,632,763,504	01/17	BNP	87,980
USD	465,000	COP	1,464,982,500	01/17	CSF	(20,492)
USD	3,397,376	EUR	3,214,168	01/17	JPM	9,271
USD	9,609,191	EUR	8,838,235	01/17	MER	292,670
USD	3,283,149	EUR	3,085,159	01/17	MSC	32,588
USD	1,155,000	HUF	328,173,731	01/17	BNP	37,007
USD	446,080	HUF	130,210,752	01/17	ING	2,490
USD	1,735,000	IDR	23,648,050,000	01/17	BNP	(11,076)
USD	440,000	ILS	1,686,036	01/17	MER	2,034
USD	1,075,500	INR	74,155,725	01/17	BRC	(13,129)
USD	2,519,300	INR	173,844,300	01/17	HSB	(32,788)
USD	969,200	INR	66,923,260	01/17	JPM	(13,254)
USD	2,281,000	INR	157,183,710	01/17	MER	(26,505)
USD	1,485,000	KRW	1,736,856,000	01/17	ANZ	46,400
USD	1,400,800	KRW	1,609,869,400	01/17	BNP	67,380
USD	3,048,000	KRW	3,615,690,000	01/17	CIT	53,289
USD	1,699,200	KRW	1,954,759,680	01/17	JPM	80,115

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	362,000	MXN	7,453,718	01/17	BNP	$3,797
USD	8,231,326	MXN	168,869,759	01/17	BRC	115,966
USD	4,221,981	MXN	81,526,444	01/17	DUB	304,071
USD	1,912,604	MXN	39,803,194	01/17	HSB	(215)
USD	12,938,168	MXN	266,870,407	01/17	HSB	113,200
USD	980,000	MXN	20,380,570	01/17	JPM	573
USD	7,900,000	MXN	153,964,088	03/17	JPM	557,775
USD	2,613,360	MXN	49,647,303	03/17	MER	245,784
USD	1,226,472	MYR	5,451,666	01/17	CIT	13,020
USD	771,438	MYR	3,437,528	01/17	GSC	6,300
USD	382,841	MYR	1,701,728	01/17	MER	4,064
USD	510,000	PEN	1,753,253	01/17	DUB	(10,712)
USD	2,230,000	PLN	8,994,148	01/17	BNP	81,751
USD	716,004	RON	2,958,456	01/17	MER	29,288
USD	1,471,640	RUB	90,888,486	01/17	GSC	(721)
USD	1,760,000	RUB	117,796,800	01/17	HSB	(148,266)
USD	960,000	SGD	1,354,080	01/17	BNP	25,151
USD	7,857,000	SGD	10,948,276	01/17	CIT	298,373
USD	8,450,000	TRY	28,630,557	01/17	HSB	379,465
USD	3,053,000	TRY	9,535,130	01/17	JPM	365,186
USD	5,530,339	ZAR	78,512,212	01/17	BRC	(157,772)
USD	3,321,000	ZAR	45,982,181	01/17	CIT	(10,351)
ZAR	1,542,963	USD	107,009	01/17	BNP	4,777
ZAR	4,235,184	USD	298,589	01/17	HSB	8,245

Total Forward Foreign Currency Contracts						($7,063,649)

(d)	Swap agreements outstanding as of December 31, 2016 were as follows:

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month MYR-KLIBOR	HSB	3.555%	03/18/18	MYR 58,778,000	($18,797)	$-	($18,797)
Brazil CETIP Interbank	HSB	11.265%	01/02/19	BRL 112,847,275	155,836	-	155,836
Brazil CETIP Interbank	BNP	11.998%	01/02/19	46,932,038	183,096	-	183,096
Brazil CETIP Interbank	BNP	12.016%	01/02/19	28,840,799	119,531	-	119,531
Brazil CETIP Interbank	BNP	12.055%	01/02/19	11,633,741	50,634	-	50,634
Brazil CETIP Interbank	BNP	12.135%	01/02/19	12,188,537	51,075	-	51,075
Brazil CETIP Interbank	HSB	12.340%	01/04/21	2,183,886	25,982	-	25,982
Brazil CETIP Interbank	HSB	15.715%	01/04/21	13,969,284	982,450	-	982,450
6-Month PLN-WIBOR	BRC	2.110%	07/07/26	PLN 5,100,000	(72,205)	-	(72,205)

					$1,477,602	$-	$1,477,602

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	LCH	2.130%	11/16/26	$3,400,000	$55,226	$-	$55,226
3-Month USD-LIBOR	LCH	2.217%	11/28/26	3,270,000	28,962	-	28,962

					$84,188	$-	$84,188

					$1,561,790	$-	$1,561,790

Total Return Swaps

Receive Total Return	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Indonesia Treasury 12.800% due 06/15/21	SCB	06/15/21	IDR 8,500,000,000	$758,465	$1,075,510	($317,045)
Indonesia Treasury 8.375% due 03/15/24	SCB	03/15/24	6,621,000,000	516,257	576,461	(60,204)
Indonesia Treasury 11.000% due 09/15/25	SCB	09/15/25	8,000,000,000	723,808	966,375	(242,567)
Indonesia Treasury 8.375% due 09/15/26	SCB	09/15/26	16,000,000,000	1,253,500	1,506,667	(253,167)
Indonesia Treasury 7.000% due 05/15/27	SCB	05/15/27	18,000,000,000	1,281,070	1,618,076	(337,006)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Receive Total Return	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Indonesia Treasury 9.000% due 03/15/29	SCB	03/15/29	IDR 7,000,000,000	$563,404	$617,751	($54,347)
Indonesia Treasury 10.500% due 08/15/30	SCB	08/15/30	11,500,000,000	1,041,277	1,372,401	(331,124)
Indonesia Treasury 6.625% due 05/15/33	SCB	05/15/33	13,600,000,000	870,508	1,147,409	(276,901)
Indonesia Treasury 8.375% due 03/15/34	HSB	03/15/34	4,361,000,000	334,374	372,001	(37,627)
Indonesia Treasury 8.375% due 03/15/34	SCB	03/15/34	14,894,000,000	1,141,978	1,228,768	(86,790)
Indonesia Treasury 8.250% due 05/15/36	SCB	05/15/36	10,824,000,000	821,219	805,182	16,037

				$9,305,860	$11,286,601	($1,980,741)

Total Swap Agreements				$10,867,650	$11,286,601	($418,951)

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$140,820,942	$-	$140,820,942	$-
	Senior Loan Notes	6,405,442	-	6,405,442	-
	Foreign Government Bonds & Notes	403,052,982	-	403,052,982	-
	Short-Term Investment	25,402,541	-	25,402,541	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	6,565,289	-	6,565,289	-
	Interest Rate Contracts
	Swaps	10,958,652	-	10,958,652	-

	Total Asset - Derivatives	17,523,941	-	17,523,941	-

	Total Assets	593,205,848	-	593,205,848	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(13,628,938)	-	(13,628,938)	-
	Interest Rate Contracts
	Swaps	(91,002)	-	(91,002)	-

	Total Liabilities - Derivatives	(13,719,940)	-	(13,719,940)	-

	Total Liabilities	(13,719,940)	-	(13,719,940)	-

	Total	$579,485,908	$-	$579,485,908	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

COMSTOCK PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 97.7%

Basic Materials - 1.7%

Alcoa Corp	109,796	$3,083,072
CF Industries Holdings Inc	213,026	6,706,059
International Paper Co	177,639	9,425,525

		19,214,656

Communications - 8.7%

CBS Corp ‘B’	104,026	6,618,134
Charter Communications Inc ‘A’ *	27,731	7,984,310
Cisco Systems Inc	828,990	25,052,078
Comcast Corp ‘A’	170,575	11,778,204
eBay Inc *	493,315	14,646,522
Frontier Communications Corp	2,081,798	7,036,477
Symantec Corp	144,672	3,456,214
Twenty-First Century Fox Inc ‘B’	419,924	11,442,929
Vodafone Group PLC (United Kingdom)	1,543,262	3,797,778
Yahoo! Inc *	81,100	3,136,137

		94,948,783

Consumer, Cyclical - 8.8%

Advance Auto Parts Inc	32,517	5,499,275
Carnival Corp	559,858	29,146,208
CVS Health Corp	115,312	9,099,270
General Motors Co	607,892	21,178,957
Michael Kors Holdings Ltd *	209,376	8,998,980
Target Corp	154,834	11,183,660
Wal-Mart Stores Inc	154,782	10,698,532

		95,804,882

Consumer, Non-Cyclical - 11.7%

AbbVie Inc	115,355	7,223,530
Anthem Inc	79,731	11,462,926
Biogen Inc *	36,638	10,389,804
Gilead Sciences Inc	113,811	8,150,006
Medtronic PLC	102,369	7,291,744
Merck & Co Inc	254,488	14,981,708
Mondelez International Inc ‘A’	68,932	3,055,756
Novartis AG (Switzerland)	161,855	11,770,652
PayPal Holdings Inc *	188,042	7,422,018
Pfizer Inc	622,076	20,205,028
Sanofi ADR (France)	380,631	15,392,718
The Coca-Cola Co	108,281	4,489,330
Unilever NV ‘NY’ (United Kingdom)	133,701	5,489,763

		127,324,983

Energy - 16.9%

BP PLC ADR (United Kingdom)	523,923	19,584,242
Canadian Natural Resources Ltd (TSE) (Canada)	295,424	9,415,107
Chevron Corp	171,081	20,136,234
Devon Energy Corp	404,512	18,474,063
Halliburton Co	246,490	13,332,644
Hess Corp	235,475	14,667,738
Marathon Oil Corp	598,544	10,360,797
Occidental Petroleum Corp	133,255	9,491,754
QEP Resources Inc *	507,843	9,349,389
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	398,708	21,681,741
Suncor Energy Inc (NYSE) (Canada)	833,544	27,248,553
Weatherford International PLC *	2,066,552	10,312,094

		184,054,356

Financial - 35.6%

Aflac Inc	136,595	9,507,012
Ally Financial Inc	741,527	14,103,843
American International Group Inc	241,961	15,802,473
Bank of America Corp	2,065,949	45,657,473

	Shares	Value
Citigroup Inc	1,038,141	$61,696,720
Citizens Financial Group Inc	354,375	12,626,381
Fifth Third Bancorp	753,279	20,315,935
JPMorgan Chase & Co	570,449	49,224,044
KeyCorp	245,212	4,480,023
MetLife Inc	396,933	21,390,719
Morgan Stanley	510,432	21,565,752
State Street Corp	261,554	20,327,977
The Allstate Corp	210,402	15,594,996
The Bank of New York Mellon Corp	281,872	13,355,095
The Goldman Sachs Group Inc	61,904	14,822,913
The PNC Financial Services Group Inc	182,486	21,343,563
US Bancorp	100,886	5,182,514
Wells Fargo & Co	384,209	21,173,758

		388,171,191

Industrial - 9.2%

Arconic Inc	329,387	6,106,835
Caterpillar Inc	223,604	20,737,035
Eaton Corp PLC	153,448	10,294,826
Emerson Electric Co	212,621	11,853,621
General Electric Co	427,236	13,500,658
Ingersoll-Rand PLC	102,840	7,717,114
Johnson Controls International PLC	361,890	14,906,249
Textron Inc	321,251	15,599,948

		100,716,286

Technology - 4.5%

HP Inc	289,739	4,299,727
Intel Corp	356,679	12,936,747
Microsoft Corp	246,534	15,319,623
NetApp Inc	469,268	16,551,082

		49,107,179

Utilities - 0.6%

FirstEnergy Corp	218,236	6,758,769

Total Common Stocks (Cost $866,542,273)		1,066,101,085

	Principal Amount

SHORT-TERM INVESTMENT - 2.2%

Repurchase Agreement - 2.2%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $23,847,117; collateralized by U.S. Treasury Notes: 2.250% due 11/15/24 and value $24,327,258)	$23,847,037	23,847,037

Total Short-Term Investment (Cost $23,847,037)		23,847,037

TOTAL INVESTMENTS - 99.9% (Cost $890,389,310)		1,089,948,122

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,422,423

NET ASSETS - 100.0%		$1,091,370,545

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

COMSTOCK PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	35.6%
Energy	16.9%
Consumer, Non-Cyclical	11.7%
Industrial	9.2%
Consumer, Cyclical	8.8%
Communications	8.7%
Technology	4.5%
Others (each less than 3.0%)	4.5%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Forward foreign currency contracts outstanding as of December 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
CAD	131,861	USD	100,526	01/17	BRC	($2,294)
CAD	271,390	USD	201,224	01/17	GSC	951
CHF	116,209	USD	115,110	01/17	BRC	(867)
CHF	249,087	USD	243,593	01/17	BRC	1,281
GBP	30,705	USD	38,951	01/17	BRC	(1,092)
GBP	64,380	USD	79,259	01/17	GSC	121
USD	8,181,375	CAD	10,729,454	01/17	BRC	188,382
USD	8,178,628	CAD	10,729,460	01/17	CIB	185,630
USD	8,180,775	CAD	10,729,454	01/17	GSC	187,782
USD	8,179,758	CAD	10,729,454	01/17	RBC	186,765
USD	2,480,025	CHF	2,504,639	01/17	BRC	17,750
USD	2,479,939	CHF	2,504,639	01/17	CIB	17,664
USD	2,479,841	CHF	2,504,639	01/17	GSC	17,566
USD	2,470,069	CHF	2,494,893	01/17	RBC	17,375
USD	9,277,494	EUR	8,715,698	01/17	BRC	94,530
USD	9,277,381	EUR	8,715,698	01/17	CIB	94,417
USD	9,286,715	EUR	8,724,745	01/17	GSC	94,218
USD	9,276,239	EUR	8,715,698	01/17	RBC	93,275
USD	5,082,767	GBP	4,008,323	01/17	BRC	140,547
USD	5,062,846	GBP	3,992,576	01/17	CIB	140,043
USD	5,063,425	GBP	3,992,576	01/17	GSC	140,621
USD	5,063,645	GBP	3,992,576	01/17	RBC	140,841

Total Forward Foreign Currency Contracts						$1,755,506

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$19,214,656	$19,214,656	$-	$-
	Communications	94,948,783	91,151,005	3,797,778	-
	Consumer, Cyclical	95,804,882	95,804,882	-	-
	Consumer, Non-Cyclical	127,324,983	115,554,331	11,770,652	-
	Energy	184,054,356	184,054,356	-	-
	Financial	388,171,191	388,171,191	-	-
	Industrial	100,716,286	100,716,286	-	-
	Technology	49,107,179	49,107,179	-	-
	Utilities	6,758,769	6,758,769	-	-

	Total Common Stocks	1,066,101,085	1,050,532,655	15,568,430	-

	Short-Term Investment	23,847,037	-	23,847,037	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,759,759	-	1,759,759	-

	Total Assets	1,091,707,881	1,050,532,655	41,175,226	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(4,253)	-	(4,253)	-

	Total Liabilities	(4,253)	-	(4,253)	-

	Total	$1,091,703,628	$1,050,532,655	$41,170,973	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DEVELOPING GROWTH PORTFOLIO (Formerly named Small-Cap Growth Portfolio)

Schedule of Investments

December 31, 2016

	Shares	Value
WARRANTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Neuralstem Inc Exercise @ $3.64 Exp 01/08/19 *	148,650	$274

Total Warrants (Cost $0)		274

COMMON STOCKS - 99.3%

Basic Materials - 8.1%

AK Steel Holding Corp *	405,383	4,138,960
Cliffs Natural Resources Inc *	274,030	2,304,592
Huntsman Corp	151,913	2,898,500
Minerals Technologies Inc	40,417	3,122,213
United States Steel Corp	121,264	4,002,925
US Silica Holdings Inc	46,526	2,637,094

		19,104,284

Communications - 8.8%

8x8 Inc *	106,907	1,528,770
Acacia Communications Inc *	8,382	517,588
DigitalGlobe Inc *	142,007	4,068,501
Etsy Inc *	193,133	2,275,107
Gigamon Inc *	24,097	1,097,618
GoDaddy Inc ‘A’ *	26,080	911,496
GrubHub Inc *	33,601	1,264,070
Match Group Inc *	96,520	1,650,492
Proofpoint Inc *	24,674	1,743,218
Shopify Inc ‘A’ * (Canada)	28,591	1,225,696
Stamps.com Inc *	23,252	2,665,842
Wix.com Ltd * (Israel)	40,708	1,813,541

		20,761,939

Consumer, Cyclical - 15.3%

Allison Transmission Holdings Inc	56,248	1,894,995
Beacon Roofing Supply Inc *	99,273	4,573,507
Burlington Stores Inc *	31,440	2,664,540
Dave & Buster’s Entertainment Inc *	81,125	4,567,338
Extended Stay America Inc	145,727	2,353,491
Five Below Inc *	57,058	2,280,038
iRobot Corp *	74,200	4,336,990
MSC Industrial Direct Co Inc ‘A’	19,842	1,833,202
Ollie’s Bargain Outlet Holdings Inc *	38,141	1,085,111
Planet Fitness Inc ‘A’	151,799	3,051,160
Pool Corp	20,153	2,102,764
Spirit Airlines Inc *	55,501	3,211,288
Tenneco Inc *	18,918	1,181,808
Universal Electronics Inc *	14,924	963,344

		36,099,576

Consumer, Non-Cyclical - 17.7%

ABIOMED Inc *	11,791	1,328,610
ACADIA Pharmaceuticals Inc *	22,490	648,612
Agios Pharmaceuticals Inc *	12,858	536,564
ARIAD Pharmaceuticals Inc *	144,849	1,801,921
Bio-Techne Corp	11,392	1,171,439
Blueprint Medicines Corp *	46,904	1,315,657
Cardtronics PLC ‘A’ *	58,055	3,168,061
Exact Sciences Corp *	41,919	560,038
Exelixis Inc *	236,297	3,523,188
Glaukos Corp *	53,639	1,839,818
HealthEquity Inc *	58,675	2,377,511
Insulet Corp *	47,949	1,806,718
Live Nation Entertainment Inc *	103,398	2,750,387
Masimo Corp *	18,742	1,263,211
Nevro Corp *	15,118	1,098,474
Pacific Biosciences of California Inc *	118,560	450,528
Penumbra Inc *	27,782	1,772,492

	Shares	Value
Quanta Services Inc *	92,060	$3,208,291
Sage Therapeutics Inc *	37,183	1,898,564
Spark Therapeutics Inc *	35,500	1,771,450
TESARO Inc *	26,162	3,518,266
Zeltiq Aesthetics Inc *	95,007	4,134,705

		41,944,505

Energy - 4.5%

Arch Coal Inc ‘A’ *	14,408	1,124,545
Callon Petroleum Co *	99,301	1,526,256
MRC Global Inc *	83,922	1,700,260
Nabors Industries Ltd	111,512	1,828,797
Oasis Petroleum Inc *	119,930	1,815,740
Patterson-UTI Energy Inc	67,317	1,812,174
WildHorse Resource Development Corp *	58,589	855,399

		10,663,171

Financial - 16.9%

Air Lease Corp	101,992	3,501,385
Chemical Financial Corp	34,169	1,850,935
Columbia Banking System Inc	28,175	1,258,859
Evercore Partners Inc ‘A’	47,603	3,270,326
FCB Financial Holdings Inc ‘A’ *	7,750	369,675
Glacier Bancorp Inc	7,621	276,109
Hancock Holding Co	29,538	1,273,088
Home BancShares Inc	47,745	1,325,879
IBERIABANK Corp	23,083	1,933,201
LegacyTexas Financial Group Inc	30,800	1,326,248
MB Financial Inc	40,679	1,921,269
Pinnacle Financial Partners Inc	29,967	2,076,713
Texas Capital Bancshares Inc *	30,198	2,367,523
WageWorks Inc *	49,436	3,584,110
Webster Financial Corp	64,651	3,509,256
Western Alliance Bancorp *	99,068	4,825,602
Wintrust Financial Corp	42,453	3,080,814
WisdomTree Investments Inc	200,375	2,232,178

		39,983,170

Industrial - 16.1%

Apogee Enterprises Inc	40,088	2,147,113
Astec Industries Inc	18,887	1,274,117
Belden Inc	31,272	2,338,208
Builders FirstSource Inc *	219,268	2,405,370
Cognex Corp	50,148	3,190,416
Coherent Inc *	16,701	2,294,467
Eagle Materials Inc	25,622	2,524,536
GasLog Ltd (Monaco)	229,341	3,692,390
Granite Construction Inc	20,961	1,152,855
IMAX Corp *	76,892	2,414,409
Knight Transportation Inc	35,845	1,184,677
MasTec Inc *	76,485	2,925,551
Nordson Corp	34,467	3,862,027
Swift Transportation Co *	49,768	1,212,349
TASER International Inc *	87,818	2,128,708
Tetra Tech Inc	28,213	1,217,391
XPO Logistics Inc *	50,715	2,188,859

		38,153,443

Technology - 11.9%

2U Inc *	56,261	1,696,269
Atlassian Corp PLC ‘A’ * (Australia)	36,698	883,688
Blackline Inc *	19,366	535,083
BroadSoft Inc *	14,548	600,105
Cavium Inc *	28,575	1,784,223
Cirrus Logic Inc *	44,648	2,524,398
Cotiviti Holdings Inc *	60,141	2,068,851
CSRA Inc	38,448	1,224,184
Electronics For Imaging Inc *	28,740	1,260,536
Five9 Inc *	102,656	1,456,689
HubSpot Inc *	23,714	1,114,558

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DEVELOPING GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Inphi Corp *	52,869	$2,359,015
MACOM Technology Solutions Holdings Inc *	49,212	2,277,531
Materialise NV ADR * (Belgium)	69,798	535,351
Monolithic Power Systems Inc	39,642	3,247,869
Nutanix Inc ‘A’ *	21,168	562,222
Silicon Motion Technology Corp ADR (Taiwan)	13,107	556,785
Twilio Inc ‘A’ *	40,738	1,175,291
Veeva Systems Inc ‘A’ *	56,334	2,292,794

		28,155,442

Total Common Stocks (Cost $221,155,055)		234,865,530

	Principal Amount

SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $1,612,884; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $1,646,382)	$1,612,878	1,612,878

Total Short-Term Investment (Cost $1,612,878)		1,612,878

TOTAL INVESTMENTS - 100.0% (Cost $222,767,933)		236,478,682

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(58,924)

NET ASSETS - 100.0%		$236,419,758

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	17.7%
Financial	16.9%
Industrial	16.1%
Consumer, Cyclical	15.3%
Technology	11.9%
Communications	8.8%
Basic Materials	8.1%
Energy	4.5%
Others (each less than 3.0%)	0.7%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$274	$-	$274	$-
	Common Stocks	234,865,530	234,865,530	-	-
	Short-Term Investment	1,612,878	-	1,612,878	-

	Total	$236,478,682	$234,865,530	$1,613,152	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 94.6%

Basic Materials - 2.5%

Air Products & Chemicals Inc	43,600	$6,270,552
Ashland Global Holdings Inc	10,500	1,147,545
Praxair Inc	37,000	4,336,030
RPM International Inc	156,400	8,419,012
The Sherwin-Williams Co	2,300	618,102

		20,791,241

Communications - 5.0%

Cisco Systems Inc	139,500	4,215,690
Comcast Corp ‘A’	255,800	17,662,990
Omnicom Group Inc	100,200	8,528,022
The Walt Disney Co	64,200	6,690,924
Time Warner Inc	43,100	4,160,443

		41,258,069

Consumer, Cyclical - 10.0%

Adient PLC *	28,265	1,656,329
Carnival Corp	49,400	2,571,764
Costco Wholesale Corp	21,600	3,458,376
Dollar General Corp	110,100	8,155,107
Hilton Worldwide Holdings Inc	197,700	5,377,440
L Brands Inc	56,600	3,726,544
Marriott International Inc ‘A’	73,500	6,076,980
Mattel Inc	188,600	5,195,930
McDonald’s Corp	14,500	1,764,940
MGM Resorts International *	168,200	4,849,206
NIKE Inc ‘B’	35,900	1,824,797
PACCAR Inc	29,000	1,853,100
Ross Stores Inc	127,200	8,344,320
The Home Depot Inc	74,500	9,988,960
Tractor Supply Co	48,400	3,669,204
Walgreens Boots Alliance Inc	140,700	11,644,332
Yum! Brands Inc	34,700	2,197,551

		82,354,880

Consumer, Non-Cyclical - 26.9%

Automatic Data Processing Inc	83,600	8,592,408
Becton Dickinson & Co	88,728	14,688,920
Cigna Corp	28,900	3,854,971
Colgate-Palmolive Co	33,600	2,198,784
Danaher Corp	188,700	14,688,408
DENTSPLY SIRONA Inc	139,100	8,030,243
Diageo PLC (United Kingdom)	174,875	4,537,977
Dr Pepper Snapple Group Inc	47,800	4,334,026
Ecolab Inc	17,600	2,063,072
Equifax Inc	51,163	6,049,002
General Mills Inc	58,500	3,613,545
Johnson & Johnson	66,000	7,603,860
McCormick & Co Inc	26,400	2,463,912
McKesson Corp	21,200	2,977,540
Medtronic PLC	129,393	9,216,663
Merck & Co Inc	134,300	7,906,241
Mondelez International Inc ‘A’	220,200	9,761,466
Nestle SA (Switzerland)	75,974	5,442,593
PepsiCo Inc	151,200	15,820,056
Pfizer Inc	563,400	18,299,232
Philip Morris International Inc	125,600	11,491,144
S&P Global Inc	23,800	2,559,452
Stryker Corp	74,400	8,913,864
The Coca-Cola Co	53,400	2,213,964
The Procter & Gamble Co	40,341	3,391,871
Thermo Fisher Scientific Inc	94,900	13,390,390
UnitedHealth Group Inc	116,600	18,660,664
Zoetis Inc	161,300	8,634,389

		221,398,657

	Shares	Value
Energy - 4.5%

Canadian Natural Resources Ltd (NYSE) (Canada)	160,700	$5,123,116
EQT Corp	56,690	3,707,526
Exxon Mobil Corp	93,500	8,439,310
Occidental Petroleum Corp	129,800	9,245,654
PrairieSky Royalty Ltd (Canada)	3,750	89,208
Schlumberger Ltd	24,100	2,023,195
Spectra Energy Corp	133,300	5,477,297
TransCanada Corp (NYSE) (Canada)	57,700	2,605,155

		36,710,461

Financial - 20.9%

American Express Co	59,100	4,378,128
American Tower Corp REIT	72,300	7,640,664
Aon PLC	77,400	8,632,422
Chubb Ltd	63,075	8,333,469
Crown Castle International Corp REIT	117,900	10,230,183
General Growth Properties Inc REIT	233,500	5,832,830
Iron Mountain Inc REIT	55,526	1,803,485
JPMorgan Chase & Co	259,900	22,426,771
Marsh & McLennan Cos Inc	182,500	12,335,175
Morgan Stanley	177,200	7,486,700
Northern Trust Corp	40,200	3,579,810
State Street Corp	124,900	9,707,228
TD Ameritrade Holding Corp	158,302	6,901,967
The Bank of New York Mellon Corp	289,200	13,702,296
The Progressive Corp	80,200	2,847,100
US Bancorp	220,500	11,327,085
Visa Inc ‘A’	202,600	15,806,852
Wells Fargo & Co	252,200	13,898,742
XL Group Ltd (Ireland)	146,799	5,469,731

		172,340,638

Industrial - 13.7%

Agilent Technologies Inc	158,000	7,198,480
Ball Corp	132,000	9,909,240
CH Robinson Worldwide Inc	21,100	1,545,786
Flowserve Corp	73,400	3,526,870
Fortive Corp	104,300	5,593,609
General Electric Co	426,600	13,480,560
Honeywell International Inc	50,300	5,827,255
Illinois Tool Works Inc	72,300	8,853,858
Johnson Controls International PLC	329,358	13,566,256
Rockwell Collins Inc	61,400	5,695,464
Roper Technologies Inc	56,700	10,380,636
TE Connectivity Ltd	77,900	5,396,912
Union Pacific Corp	64,900	6,728,832
United Parcel Service Inc ‘B’	48,400	5,548,576
United Technologies Corp	51,200	5,612,544
Waste Connections Inc (Canada)	52,880	4,155,839

		113,020,717

Technology - 7.4%

Accenture PLC ‘A’	84,900	9,944,337
Apple Inc	58,000	6,717,560
Fidelity National Information Services Inc	78,900	5,967,996
Microchip Technology Inc	56,700	3,637,305
Microsoft Corp	346,300	21,519,082
Texas Instruments Inc	135,600	9,894,732
Xilinx Inc	57,000	3,441,090

		61,122,102

Utilities - 3.7%

Atmos Energy Corp	95,400	7,073,910
DTE Energy Co	55,300	5,447,603
Edison International	162,900	11,727,171
NextEra Energy Inc	33,300	3,978,018
WEC Energy Group Inc	42,300	2,480,895

		30,707,597

Total Common Stocks (Cost $625,204,567)		779,704,362

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
SHORT-TERM INVESTMENT - 4.3%

Repurchase Agreement - 4.3%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $35,317,234; collateralized by U.S. Treasury Notes: 2.250% due 11/15/24 and value $36,026,589)	$35,317,116	$35,317,116

Total Short-Term Investment (Cost $35,317,116)		35,317,116

TOTAL INVESTMENTS - 98.9% (Cost $660,521,683)		815,021,478

OTHER ASSETS & LIABILITIES, NET - 1.1%		9,362,875

NET ASSETS - 100.0%		$824,384,353

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	26.9%
Financial	20.9%
Industrial	13.7%
Consumer, Cyclical	10.0%
Technology	7.4%
Communications	5.0%
Energy	4.5%
Short-Term Investment	4.3%
Utilities	3.7%
Others (each less than 3.0%)	2.5%

98.9%
Other Assets & Liabilities, Net	1.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$20,791,241	$20,791,241	$-	$-
	Communications	41,258,069	41,258,069	-	-
	Consumer, Cyclical	82,354,880	82,354,880	-	-
	Consumer, Non-Cyclical	221,398,657	211,418,087	9,980,570	-
	Energy	36,710,461	36,710,461	-	-
	Financial	172,340,638	172,340,638	-	-
	Industrial	113,020,717	113,020,717	-	-
	Technology	61,122,102	61,122,102	-	-
	Utilities	30,707,597	30,707,597	-	-

	Total Common Stocks	779,704,362	769,723,792	9,980,570	-

	Short-Term Investment	35,317,116	-	35,317,116	-

	Total	$815,021,478	$769,723,792	$45,297,686	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Summary Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 96.6%

Basic Materials - 2.2%

Other securities		$52,062,446

Communications - 12.8%

Alphabet Inc ‘A’ *	34,684	27,485,336
Alphabet Inc ‘C’ *	34,765	26,832,322
Amazon.com Inc *	46,199	34,643,244
AT&T Inc	719,225	30,588,639
Cisco Systems Inc	588,024	17,770,085
Comcast Corp ‘A’	279,243	19,281,729
Facebook Inc ‘A’ *	274,204	31,547,170
The Walt Disney Co	171,772	17,902,078
Verizon Communications Inc	476,475	25,434,236
Other securities		67,244,146

		298,728,985

Consumer, Cyclical - 8.9%

CVS Health Corp	124,567	9,829,582
McDonald’s Corp	97,427	11,858,814
The Home Depot Inc	142,914	19,161,909
Wal-Mart Stores Inc	177,194	12,247,649
Other securities		156,037,192

		209,135,146

Consumer, Non-Cyclical - 21.7%

AbbVie Inc	190,339	11,919,028
Altria Group Inc	228,447	15,447,586
Amgen Inc	87,458	12,787,234
Bristol-Myers Squibb Co	195,305	11,413,624
Celgene Corp *	90,592	10,486,024
Gilead Sciences Inc	154,166	11,039,827
Johnson & Johnson	319,170	36,771,576
Medtronic PLC	161,556	11,507,634
Merck & Co Inc	323,340	19,035,026
PepsiCo Inc	168,162	17,594,790
Pfizer Inc	708,578	23,014,613
Philip Morris International Inc	181,421	16,598,207
The Coca-Cola Co	454,314	18,835,858
The Procter & Gamble Co	313,466	26,356,221
UnitedHealth Group Inc	111,332	17,817,573
Other securities		245,856,153

		506,480,974

Diversified - 0.0%

Other security		869,550

Energy - 7.3%

Chevron Corp	220,523	25,955,557
Exxon Mobil Corp	484,700	43,749,022
Schlumberger Ltd	162,596	13,649,934
Other securities		87,229,560

		170,584,073

Financial - 18.2%

Bank of America Corp	1,185,515	26,199,881
Berkshire Hathaway Inc ‘B’ *	221,843	36,155,972
Citigroup Inc	334,328	19,869,113
JPMorgan Chase & Co	419,799	36,224,456
Mastercard Inc ‘A’	112,104	11,574,738
The Goldman Sachs Group Inc	43,386	10,388,778
Visa Inc ‘A’	219,103	17,094,416
Wells Fargo & Co	529,581	29,185,209
Other securities		237,648,140

		424,340,703

	Shares	Value
Industrial - 9.7%

3M Co	70,612	$12,609,185
General Electric Co	1,037,851	32,796,092
Honeywell International Inc	89,112	10,323,625
The Boeing Co	67,813	10,557,128
Union Pacific Corp	97,378	10,096,151
United Technologies Corp	89,839	9,848,151
Other securities		139,969,179

		226,199,511

Technology - 12.8%

Apple Inc	625,582	72,454,907
Intel Corp	552,837	20,051,398
International Business Machines Corp	101,697	16,880,685
Microsoft Corp	910,964	56,607,303
Oracle Corp	351,637	13,520,443
QUALCOMM Inc	172,179	11,226,071
Other securities		108,119,128

		298,859,935

Utilities - 3.0%

Other securities		71,235,557

Total Common Stocks (Cost $1,616,013,871)		2,258,496,880

	Principal Amount

SHORT-TERM INVESTMENT - 3.3%

Repurchase Agreement - 3.3%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/31/16, repurchase price of $76,422,886; collateralized by U.S. Treasury Notes: 2.250% - 2.375% due 08/15/24 - 11/15/24 and value $77,953,064)	$76,422,631	76,422,631

Total Short-Term Investment (Cost $76,422,631)		76,422,631

TOTAL INVESTMENTS - 99.9% (Cost $1,692,436,502)		2,334,919,511

OTHER ASSETS & LIABILITIES, NET - 0.1%		3,183,074

NET ASSETS - 100.0%		$2,338,102,585

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	21.7%
Financial	18.2%
Technology	12.8%
Communications	12.8%
Industrial	9.7%
Consumer, Cyclical	8.9%
Energy	7.3%
Short-Term Investment	3.3%
Utilities	3.0%
Others (each less than 3.0%)	2.2%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2016

(b)	Other securities represent the Fund’s securities not identified as top-fifty holdings and issuers in terms of value, and not exceeding one percent of the Fund’s net assets as of December 31, 2016.

(c)	A Summary Schedule of Investments is presented for this Fund. For information on availability of a complete Schedule of Investments, refer to the Where To Go For More Information section of this report.

(d)	Open futures contracts outstanding as of December 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index (03/17)	730	$115,217

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$2,258,496,880	$2,258,496,880	$-	$-
	Short-Term Investment	76,422,631	-	76,422,631	-
	Derivatives:
	Equity Contracts
	Futures	115,217	115,217	-	-

	Total	$2,335,034,728	$2,258,612,097	$76,422,631	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

FOCUSED GROWTH PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 97.5%

Communications - 15.6%

Alphabet Inc ‘C’ *	9,566	$7,383,230
Amazon.com Inc *	7,175	5,380,317
Ctrip.com International Ltd ADR * (China)	39,383	1,575,320
Facebook Inc ‘A’ *	31,040	3,571,152
The Priceline Group Inc *	1,532	2,246,004
The Trade Desk Inc ‘A’ *	37,147	1,027,858

		21,183,881

Consumer, Cyclical - 11.0%

Costco Wholesale Corp	19,472	3,117,662
Lowe’s Cos Inc	43,381	3,085,257
NIKE Inc ‘B’	73,597	3,740,935
Starbucks Corp	33,788	1,875,910
Tesla Motors Inc *	5,334	1,139,822
Tractor Supply Co	26,733	2,026,629

		14,986,215

Consumer, Non-Cyclical - 25.4%

Allergan PLC *	19,547	4,105,066
Boston Scientific Corp *	200,407	4,334,803
Celgene Corp *	37,067	4,290,505
CoStar Group Inc *	14,220	2,680,328
DBV Technologies SA ADR * (France)	25,811	906,740
DexCom Inc *	17,712	1,057,406
Quintiles IMS Holdings Inc *	39,970	3,039,719
Regeneron Pharmaceuticals Inc *	5,613	2,060,476
Teleflex Inc	12,471	2,009,702
WEX Inc *	28,494	3,179,930
Zoetis Inc	126,785	6,786,801

		34,451,476

Financial - 15.0%

Crown Castle International Corp REIT	25,947	2,251,421
Intercontinental Exchange Inc	83,382	4,704,412
Mastercard Inc ‘A’	56,135	5,795,939
SVB Financial Group *	12,428	2,133,391
TD Ameritrade Holding Corp	125,478	5,470,841

		20,356,004

Industrial - 10.8%

CSX Corp	92,151	3,310,985
General Electric Co	163,714	5,173,362
Sealed Air Corp	62,367	2,827,720
Vulcan Materials Co	26,779	3,351,392

		14,663,459

	Shares	Value
Technology - 19.7%

Activision Blizzard Inc	90,280	$3,260,011
Adobe Systems Inc *	39,978	4,115,735
athenahealth Inc *	16,070	1,690,082
Atlassian Corp PLC ‘A’ * (Australia)	24,523	590,514
Microsoft Corp	134,671	8,368,456
salesforce.com Inc *	66,193	4,531,573
SPS Commerce Inc *	38,581	2,696,426
Workday Inc ‘A’ *	23,901	1,579,617

		26,832,414

Total Common Stocks (Cost $116,669,865)		132,473,449

	Principal Amount

SHORT-TERM INVESTMENT - 2.5%

Repurchase Agreement - 2.5%

State Street Bank & Trust Co 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $3,413,601; collateralized by U.S. Treasury Notes: 3.750% due 11/15/18 and value $3,483,040)	$3,413,590	3,413,590

Total Short-Term Investment (Cost $3,413,590)		3,413,590

TOTAL INVESTMENTS - 100.0% (Cost $120,083,455)		135,887,039

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(66,272)

NET ASSETS - 100.0%		$135,820,767

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	25.4%
Technology	19.7%
Communications	15.6%
Financial	15.0%
Consumer, Cyclical	11.0%
Industrial	10.8%
Others (each less than 3.0%)	2.5%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$132,473,449	$132,473,449	$-	$-
	Short-Term Investment	3,413,590	-	3,413,590	-

	Total	$135,887,039	$132,473,449	$3,413,590	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 97.6%

Basic Materials - 2.2%

Monsanto Co	66,531	$6,999,726
The Sherwin-Williams Co	49,250	13,235,445
Univar Inc *	40,780	1,156,929

		21,392,100

Communications - 19.4%

Alphabet Inc ‘A’ *	47,869	37,933,789
Alphabet Inc ‘C’ *	33,671	25,987,951
Amazon.com Inc *	54,616	40,954,900
Comcast Corp ‘A’	207,806	14,349,004
Facebook Inc ‘A’ *	370,616	42,639,371
Netflix Inc *	100,592	12,453,290
The Priceline Group Inc *	10,713	15,705,901

		190,024,206

Consumer, Cyclical - 10.7%

AutoZone Inc *	10,448	8,251,726
Costco Wholesale Corp	71,476	11,444,022
CVS Health Corp	16,836	1,328,529
Dollar Tree Inc *	170,173	13,133,952
LKQ Corp *	155,697	4,772,113
Lululemon Athletica Inc *	36,653	2,382,078
Marriott International Inc ‘A’	89,145	7,370,509
NIKE Inc ‘B’	198,046	10,066,678
Ross Stores Inc	257,248	16,875,469
Starbucks Corp	197,255	10,951,598
The TJX Cos Inc	150,268	11,289,635
Tractor Supply Co	83,156	6,304,056
VF Corp	17,689	943,708

		105,114,073

Consumer, Non-Cyclical - 23.9%

Abbott Laboratories	115,282	4,427,982
Alexion Pharmaceuticals Inc *	20,334	2,487,865
Allergan PLC *	28,136	5,908,841
Aramark	345,508	12,341,546
BioMarin Pharmaceutical Inc *	34,516	2,859,305
Bristol-Myers Squibb Co	148,545	8,680,970
Celgene Corp *	132,639	15,352,964
Colgate-Palmolive Co	135,300	8,854,032
Constellation Brands Inc ‘A’	92,148	14,127,210
CR Bard Inc	27,645	6,210,726
Danaher Corp	239,314	18,628,202
Danone SA (France)	68,658	4,344,579
Ecolab Inc	32,788	3,843,409
Edwards Lifesciences Corp *	42,564	3,988,247
Eli Lilly & Co	101,056	7,432,669
Equifax Inc	68,180	8,060,921
FleetCor Technologies Inc *	81,331	11,509,963
McKesson Corp	13,436	1,887,086
Mead Johnson Nutrition Co	48,768	3,450,824
Medtronic PLC	184,364	13,132,248
Mondelez International Inc ‘A’	110,332	4,891,017
Monster Beverage Corp *	136,697	6,061,145
PayPal Holdings Inc *	61,502	2,427,484
Pernod Ricard SA (France)	21,416	2,317,641
Regeneron Pharmaceuticals Inc *	13,407	4,921,576
Sabre Corp	146,629	3,658,393
Stryker Corp	53,369	6,394,140
The Cooper Cos Inc	5,930	1,037,335
The Estee Lauder Cos Inc ‘A’	69,044	5,281,175
Thermo Fisher Scientific Inc	149,301	21,066,371
Verisk Analytics Inc *	94,893	7,702,465
VWR Corp *	93,768	2,347,013
Zoetis Inc	154,350	8,262,355

		233,897,699

	Shares	Value
Energy - 1.3%

Concho Resources Inc *	41,593	$5,515,232
Pioneer Natural Resources Co	40,061	7,213,784

		12,729,016

Financial - 13.3%

American Tower Corp REIT	222,551	23,519,190
Aon PLC	65,375	7,291,274
Intercontinental Exchange Inc	307,932	17,373,523
Mastercard Inc ‘A’	253,142	26,136,911
Morgan Stanley	23,106	976,229
The Blackstone Group LP	32,453	877,205
The Charles Schwab Corp	340,347	13,433,496
The Goldman Sachs Group Inc	20,461	4,899,386
Visa Inc ‘A’	463,170	36,136,523

		130,643,737

Industrial - 7.9%

AMETEK Inc	123,598	6,006,863
Amphenol Corp ‘A’	109,344	7,347,917
Canadian Pacific Railway Ltd (NYSE) (Canada)	61,243	8,743,663
Flowserve Corp	105,232	5,056,398
Fortive Corp	98,739	5,295,373
Honeywell International Inc	51,431	5,958,281
Roper Technologies Inc	57,189	10,470,162
Union Pacific Corp	101,931	10,568,206
Vulcan Materials Co	114,582	14,339,937
Xylem Inc	73,681	3,648,683

		77,435,483

Technology - 18.9%

Activision Blizzard Inc	251,774	9,091,559
Adobe Systems Inc *	241,645	24,877,353
Akamai Technologies Inc *	17,616	1,174,635
Apple Inc	142,620	16,518,248
Broadcom Ltd (Singapore)	91,406	16,157,839
Cognizant Technology Solutions Corp ‘A’ *	167,171	9,366,591
Electronic Arts Inc *	166,817	13,138,507
Fidelity National Information Services Inc	79,446	6,009,295
Fiserv Inc *	145,891	15,505,296
Intuit Inc	99,213	11,370,802
Microsoft Corp	566,817	35,222,008
NVIDIA Corp	113,561	12,121,501
salesforce.com Inc *	211,051	14,448,552

		185,002,186

Total Common Stocks (Cost $785,651,331)		956,238,500

	Principal Amount

SHORT-TERM INVESTMENT - 2.5%

Commercial Paper - 2.5%

GE Capital Treasury Services US LLC 0.608% due 01/03/17	$24,020,000	24,018,399

Total Short-Term Investment (Cost $24,019,199)		24,018,399

TOTAL INVESTMENTS - 100.1% (Cost $809,670,530)		980,256,899

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(606,824)

NET ASSETS - 100.0%		$979,650,075

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.9%
Communications	19.4%
Technology	18.9%
Financial	13.3%
Consumer, Cyclical	10.7%
Industrial	7.9%
Others (each less than 3.0%)	6.0%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$21,392,100	$21,392,100	$-	$-
	Communications	190,024,206	190,024,206	-	-
	Consumer, Cyclical	105,114,073	105,114,073	-	-
	Consumer, Non-Cyclical	233,897,699	227,235,479	6,662,220	-
	Energy	12,729,016	12,729,016	-	-
	Financial	130,643,737	130,643,737	-	-
	Industrial	77,435,483	77,435,483	-	-
	Technology	185,002,186	185,002,186	-	-

	Total Common Stocks	956,238,500	949,576,280	6,662,220	-

	Short-Term Investment	24,018,399	-	24,018,399	-

	Total	$980,256,899	$949,576,280	$30,680,619	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 99.3%

Basic Materials - 1.3%

The Sherwin-Williams Co	46,173	$12,408,532

Communications - 25.3%

Alphabet Inc ‘A’ *	84,730	67,144,289
Amazon.com Inc *	89,505	67,117,114
Facebook Inc ‘A’ *	204,009	23,471,235
Netflix Inc *	242,444	30,014,567
Tencent Holdings Ltd (China)	970,300	23,526,968
The Priceline Group Inc *	18,702	27,418,254

		238,692,427

Consumer, Cyclical - 10.8%

Chipotle Mexican Grill Inc *	10,961	4,135,805
Costco Wholesale Corp	39,738	6,362,451
Delta Air Lines Inc	405,361	19,939,708
Dollar Tree Inc *	83,719	6,461,432
Domino’s Pizza Inc	64,026	10,195,500
NIKE Inc ‘B’	465,832	23,678,241
The Home Depot Inc	172,513	23,130,543
Ulta Salon Cosmetics & Fragrance Inc *	32,148	8,195,811

		102,099,491

Consumer, Non-Cyclical - 24.8%

Alexion Pharmaceuticals Inc *	280,885	34,366,280
Anheuser-Busch InBev SA/NV ADR (Belgium)	51,816	5,463,479
Becton Dickinson and Co	83,349	13,798,427
Biogen Inc *	45,740	12,970,949
Boston Scientific Corp *	474,703	10,267,826
Constellation Brands Inc ‘A’	160,065	24,539,565
Ecolab Inc	27,059	3,171,856
Equifax Inc	92,420	10,926,817
FleetCor Technologies Inc *	130,052	18,404,959
Global Payments Inc	231,034	16,036,070
Humana Inc	50,937	10,392,676
Regeneron Pharmaceuticals Inc *	27,631	10,143,064
UnitedHealth Group Inc	269,376	43,110,935
Vantiv Inc ‘A’ *	190,517	11,358,623
Zoetis Inc	166,805	8,929,072

		233,880,598

Energy - 2.7%

Concho Resources Inc *	43,410	5,756,166
EOG Resources Inc	66,669	6,740,236
Pioneer Natural Resources Co	68,873	12,401,961

		24,898,363

Financial - 14.2%

Bank of America Corp	942,631	20,832,145
Berkshire Hathaway Inc ‘B’ *	141,105	22,997,293
Citigroup Inc	346,463	20,590,296
Discover Financial Services	73,790	5,319,521
Equinix Inc REIT	31,560	11,279,860
First Republic Bank	43,313	3,990,860
Morgan Stanley	145,814	6,160,641
SunTrust Banks Inc	69,792	3,828,091
Visa Inc ‘A’	378,486	29,529,478
Wells Fargo & Co	171,897	9,473,244

		134,001,429

Industrial - 6.2%

Acuity Brands Inc	67,193	15,512,176
Norfolk Southern Corp	65,680	7,098,038
Roper Technologies Inc	73,105	13,384,063
SBA Communications Corp ‘A’ *	116,951	12,076,360
TransDigm Group Inc	39,280	9,779,149

		57,849,786

	Shares	Value
Technology - 14.0%

Activision Blizzard Inc	513,307	$18,535,516
Apple Inc	79,289	9,183,252
ASML Holding NV ‘NY’ (Netherlands)	194,818	21,858,580
Autodesk Inc *	76,242	5,642,670
Broadcom Ltd (Singapore)	90,963	16,079,529
Fiserv Inc *	74,549	7,923,068
Microsoft Corp	805,652	50,063,215
NVIDIA Corp	25,830	2,757,094

		132,042,924

Total Common Stocks (Cost $815,339,920)		935,873,550

	Principal Amount

SHORT-TERM INVESTMENT - 1.5%

Repurchase Agreement - 1.5%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $14,288,855; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $14,575,022)	$14,288,808	14,288,808

Total Short-Term Investment (Cost $14,288,808)		14,288,808

TOTAL INVESTMENTS - 100.8% (Cost $829,628,728)		950,162,358

OTHER ASSETS & LIABILITIES, NET - (0.8%)		(7,838,450)

NET ASSETS - 100.0%		$942,323,908

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Communications	25.3%
Consumer, Non-Cyclical	24.8%
Financial	14.2%
Technology	14.0%
Consumer, Cyclical	10.8%
Industrial	6.2%
Others (each less than 3.0%)	5.5%

	100.8%
Other Assets & Liabilities, Net	(0.8%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$12,408,532	$12,408,532	$-	$-
	Communications	238,692,427	215,165,459	23,526,968	-
	Consumer, Cyclical	102,099,491	102,099,491	-	-
	Consumer, Non-Cyclical	233,880,598	233,880,598	-	-
	Energy	24,898,363	24,898,363	-	-
	Financial	134,001,429	134,001,429	-	-
	Industrial	57,849,786	57,849,786	-	-
	Technology	132,042,924	132,042,924	-	-

	Total Common Stocks	935,873,550	912,346,582	23,526,968	-

	Short-Term Investment	14,288,808	-	14,288,808	-

	Total	$950,162,358	$912,346,582	$37,815,776	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 99.2%

Basic Materials - 2.2%

Air Products & Chemicals Inc	124,467	$17,900,844
Freeport-McMoRan Inc *	2,004,075	26,433,749

		44,334,593

Communications - 13.2%

Charter Communications Inc ‘A’ *	139,979	40,302,754
DISH Network Corp ‘A’ *	1,068,369	61,890,616
Motorola Solutions Inc	433,986	35,973,099
SES SA ‘A’ FDR (Luxembourg)	1,011,614	22,258,329
Time Warner Inc	716,137	69,128,705
Twenty-First Century Fox Inc ‘B’	1,480,542	40,344,769

		269,898,272

Consumer, Cyclical - 5.1%

CVS Health Corp	693,705	54,740,261
Target Corp	275,621	19,908,105
The Home Depot Inc	220,374	29,547,746

		104,196,112

Consumer, Non-Cyclical - 17.3%

AmerisourceBergen Corp	302,354	23,641,059
Amgen Inc	233,889	34,196,911
Anheuser-Busch InBev SA/NV ADR (Belgium)	156,081	16,457,181
Anthem Inc	282,110	40,558,955
Johnson & Johnson	317,941	36,629,983
Kimberly-Clark Corp	174,436	19,906,636
Merck & Co Inc	831,743	48,964,710
Novartis AG ADR (Switzerland)	223,806	16,302,029
Philip Morris International Inc	429,337	39,280,042
Reynolds American Inc	583,115	32,677,765
Teva Pharmaceutical Industries Ltd ADR (Israel)	592,224	21,468,120
UnitedHealth Group Inc	151,389	24,228,295

		354,311,686

Energy - 13.0%

Chevron Corp	373,358	43,944,236
Exxon Mobil Corp	486,637	43,923,856
Halliburton Co	1,039,697	56,237,211
National Oilwell Varco Inc	657,481	24,616,089
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	468,585	25,481,652
Schlumberger Ltd	428,781	35,996,165
Suncor Energy Inc (NYSE) (Canada)	1,117,522	36,531,794

		266,731,003

Financial - 27.9%

American Express Co	559,963	41,482,059
American Tower Corp REIT	255,380	26,988,558
Bank of America Corp	1,203,520	26,597,792
Capital One Financial Corp	286,274	24,974,544
Citigroup Inc	612,241	36,385,483
JPMorgan Chase & Co	978,916	84,470,662
Marsh & McLennan Cos Inc	508,458	34,366,676
MetLife Inc	441,956	23,817,009
State Street Corp	453,977	35,283,092
Synchrony Financial	702,637	25,484,644
The Bank of New York Mellon Corp	549,319	26,026,734
The Progressive Corp	602,418	21,385,839
The Travelers Cos Inc	287,082	35,144,578
US Bancorp	1,127,516	57,920,497
Wells Fargo & Co	1,259,168	69,392,749

		569,720,916

	Shares	Value
Industrial - 14.3%

Crown Holdings Inc *	647,152	$34,020,781
General Electric Co	1,555,042	49,139,327
Honeywell International Inc	466,644	54,060,707
Illinois Tool Works Inc	391,551	47,949,336
Martin Marietta Materials Inc	162,519	36,002,834
TE Connectivity Ltd	527,290	36,530,651
United Technologies Corp	306,617	33,611,356

		291,314,992

Technology - 4.8%

International Business Machines Corp	94,561	15,696,180
Microsoft Corp	611,355	37,989,600
Nuance Communications Inc *	1,489,511	22,193,714
Xerox Corp	2,521,817	22,015,463

		97,894,957

Utilities - 1.4%

Sempra Energy	292,344	29,421,500

Total Common Stocks (Cost $1,478,733,830)		2,027,824,031

	Principal Amount

SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $14,511,362; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $14,802,283)	$14,511,314	14,511,314

Total Short-Term Investment (Cost $14,511,314)		14,511,314

TOTAL INVESTMENTS - 99.9% (Cost $1,493,245,144)		2,042,335,345

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,206,009

NET ASSETS - 100.0%		$2,043,541,354

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	27.9%
Consumer, Non-Cyclical	17.3%
Industrial	14.3%
Communications	13.2%
Energy	13.0%
Consumer, Cyclical	5.1%
Technology	4.8%
Others (each less than 3.0%)	4.3%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$44,334,593	$44,334,593	$-	$-
	Communications	269,898,272	247,639,943	22,258,329	-
	Consumer, Cyclical	104,196,112	104,196,112	-	-
	Consumer, Non-Cyclical	354,311,686	354,311,686	-	-
	Energy	266,731,003	266,731,003	-	-
	Financial	569,720,916	569,720,916	-	-
	Industrial	291,314,992	291,314,992	-	-
	Technology	97,894,957	97,894,957	-	-
	Utilities	29,421,500	29,421,500	-	-

	Total Common Stocks	2,027,824,031	2,005,565,702	22,258,329	-

	Short-Term Investment	14,511,314	-	14,511,314	-

	Total	$2,042,335,345	$2,005,565,702	$36,769,643	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 125.8%

Basic Materials - 2.7%

Alcoa Corp	35,140	$986,731
Celanese Corp ‘A’	14,414	1,134,958
Eastman Chemical Co	95,282	7,166,159
EI du Pont de Nemours & Co	82,680	6,068,712
Nucor Corp	14,004	833,518
Olin Corp †	25,501	653,081
PPG Industries Inc †	5,478	519,095
The Dow Chemical Co	18,231	1,043,178
The Mosaic Co †	47,120	1,382,029
United States Steel Corp	32,262	1,064,969
Westlake Chemical Corp †	11,620	650,604

		21,503,034

Communications - 15.8%

Alphabet Inc ‘A’ *	20,382	16,151,716
Alphabet Inc ‘C’ *	29,919	23,092,083
Amazon.com Inc * †	16,642	12,479,337
AT&T Inc †	131,606	5,597,203
Charter Communications Inc ‘A’ * †	35,399	10,192,080
Comcast Corp ‘A’ †	190,351	13,143,737
DISH Network Corp ‘A’ * †	113,258	6,561,036
Facebook Inc ‘A’ * †	122,059	14,042,888
T-Mobile US Inc *	1,933	111,167
The Walt Disney Co †	124,375	12,962,362
Time Inc †	33,919	605,454
Time Warner Inc †	55,338	5,341,777
TripAdvisor Inc * †	25,939	1,202,791
Twenty-First Century Fox Inc ‘A’ †	83,262	2,334,666
Twenty-First Century Fox Inc ‘B’	84,790	2,310,528

		126,128,825

Consumer, Cyclical - 13.0%

Best Buy Co Inc †	6,875	293,356
Carnival Corp †	22,340	1,163,020
Costco Wholesale Corp †	32,643	5,226,471
Delphi Automotive PLC †	78,779	5,305,766
Delta Air Lines Inc †	163,729	8,053,830
Dollar General Corp	18,197	1,347,852
DR Horton Inc	42,345	1,157,289
General Motors Co †	340,198	11,852,498
Lowe’s Cos Inc †	148,359	10,551,292
Mobileye NV *	3,260	124,271
O’Reilly Automotive Inc * †	16,016	4,459,015
PACCAR Inc †	47,848	3,057,487
PulteGroup Inc	18,000	330,840
Royal Caribbean Cruises Ltd †	47,880	3,928,075
Spirit Airlines Inc * †	13,819	799,567
Starbucks Corp †	102,644	5,698,795
The Home Depot Inc	84,673	11,352,956
The TJX Cos Inc	140,085	10,524,586
Toll Brothers Inc * †	55,610	1,723,910
United Continental Holdings Inc * †	120,287	8,766,517
Walgreens Boots Alliance Inc †	79,170	6,552,109
Yum! Brands Inc †	24,843	1,573,307

		103,842,809

Consumer, Non-Cyclical - 23.2%

Abbott Laboratories †	86,861	3,336,331
AerCap Holdings NV * (Ireland)	5,650	235,096
Aetna Inc	29,172	3,617,620
Alexion Pharmaceuticals Inc * †	12,849	1,572,075
Allergan PLC * †	68,417	14,368,254
Becton Dickinson and Co †	7,930	1,312,811
Biogen Inc * †	28,000	7,940,240
BioMarin Pharmaceutical Inc * †	23,698	1,963,142
Boston Scientific Corp * †	399,602	8,643,391
Bristol-Myers Squibb Co †	167,525	9,790,161

	Shares	Value
Celgene Corp * †	49,255	$5,701,266
Constellation Brands Inc ‘A’ †	2,834	434,481
Eli Lilly & Co †	128,450	9,447,497
Gilead Sciences Inc	32,296	2,312,717
Humana Inc	11,829	2,413,471
Illumina Inc * †	15,191	1,945,056
Incyte Corp * †	7,594	761,450
Kimberly-Clark Corp †	15,601	1,780,386
McKesson Corp	7,278	1,022,195
Merck & Co Inc †	102,878	6,056,428
Molson Coors Brewing Co ‘B’ †	89,809	8,739,314
Mondelez International Inc ‘A’ †	225,533	9,997,878
PayPal Holdings Inc * †	18,970	748,746
PepsiCo Inc †	138,736	14,515,948
Pfizer Inc †	634,387	20,604,890
The Kraft Heinz Co †	37,757	3,296,941
The Kroger Co †	133,709	4,614,298
The Procter & Gamble Co †	17,660	1,484,853
UnitedHealth Group Inc †	171,095	27,382,044
Vertex Pharmaceuticals Inc * †	59,839	4,408,339
WEX Inc * †	26,559	2,963,984
Zimmer Biomet Holdings Inc †	17,380	1,793,616

		185,204,919

Energy - 12.0%

Anadarko Petroleum Corp †	86,470	6,029,553
Apache Corp	5,920	375,742
Cabot Oil & Gas Corp †	79,754	1,863,054
Cheniere Energy Inc * †	85,352	3,536,133
Concho Resources Inc * †	34,330	4,552,158
Diamondback Energy Inc * †	37,571	3,796,925
Energen Corp	3,740	215,686
EOG Resources Inc †	180,233	18,221,556
EQT Corp †	109,348	7,151,359
Kinder Morgan Inc †	12,600	260,946
Occidental Petroleum Corp †	186,113	13,256,829
Pioneer Natural Resources Co †	79,808	14,371,027
Range Resources Corp †	20,981	720,907
Schlumberger Ltd †	87,844	7,374,504
Southwestern Energy Co *	83,050	898,601
TransCanada Corp (NYSE) (Canada)	289,271	13,060,586

		95,685,566

Financial - 27.1%

American International Group Inc †	63,852	4,170,174
Ameriprise Financial Inc †	17,600	1,952,544
Arthur J Gallagher & Co †	114,350	5,941,626
AvalonBay Communities Inc REIT †	26,093	4,622,375
Bank of America Corp	476,185	10,523,689
BlackRock Inc †	5,765	2,193,813
Boston Properties Inc REIT †	6,960	875,429
Capital One Financial Corp	62,466	5,449,534
Chubb Ltd	143,716	18,987,758
Citigroup Inc	298,610	17,746,392
Discover Financial Services †	72,922	5,256,947
Everest Re Group Ltd †	5,039	1,090,440
First Republic Bank †	18,623	1,715,923
HCP Inc REIT †	48,736	1,448,434
Intercontinental Exchange Inc †	231,175	13,042,893
KeyCorp †	500,657	9,147,003
Kimco Realty Corp REIT †	130,642	3,286,953
Marsh & McLennan Cos Inc †	36,480	2,465,683
Mastercard Inc ‘A’	42,390	4,376,768
MetLife Inc †	202,363	10,905,342
Morgan Stanley	330,304	13,955,344
Omega Healthcare Investors Inc REIT †	34,890	1,090,661
Prudential Financial Inc †	12,461	1,296,692
Public Storage REIT †	4,800	1,072,800
Quality Care Properties Inc REIT *	9,749	151,110
Regions Financial Corp	45,260	649,934

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
SL Green Realty Corp REIT †	7,648	$822,542
Spirit Realty Capital Inc REIT †	26,370	286,378
STORE Capital Corp REIT	20,580	508,532
SunTrust Banks Inc †	84,048	4,610,033
SVB Financial Group * †	20,781	3,567,266
Synchrony Financial †	11,501	417,141
T Rowe Price Group Inc †	3,440	258,894
The Bank of New York Mellon Corp	55,249	2,617,698
The Charles Schwab Corp †	232,783	9,187,945
The Goldman Sachs Group Inc †	56,730	13,583,998
The Hartford Financial Services Group Inc	167,092	7,961,934
Visa Inc ‘A’	130,390	10,173,028
Wells Fargo & Co †	293,453	16,172,195
Weyerhaeuser Co REIT †	8,100	243,729
XL Group Ltd † (Ireland)	13,760	512,698
Zions Bancorp †	47,236	2,033,037

		216,373,309

Industrial - 13.2%

Agilent Technologies Inc	86,694	3,949,779
Allegion PLC †	60,200	3,852,800
Canadian Pacific Railway Ltd (NYSE) (Canada)	16,316	2,329,435
Crown Holdings Inc * †	38,639	2,031,252
General Electric Co †	443,138	14,003,161
Honeywell International Inc †	184,056	21,322,888
Ingersoll-Rand PLC †	11,403	855,681
Johnson Controls International PLC †	51,382	2,116,424
Kansas City Southern †	14,607	1,239,404
L3 Technologies Inc	16,788	2,553,623
Lennox International Inc	13,170	2,017,249
Martin Marietta Materials Inc †	3,620	801,939
Masco Corp †	172,660	5,459,509
Norfolk Southern Corp	29,844	3,225,241
Northrop Grumman Corp †	42,814	9,957,680
Parker-Hannifin Corp	9,310	1,303,400
SBA Communications Corp ‘A’ *	10,689	1,103,746
Sealed Air Corp †	22,803	1,033,888
Snap-on Inc †	10,463	1,791,998
Stanley Black & Decker Inc †	105,481	12,097,616
TE Connectivity Ltd †	19,304	1,337,381
Union Pacific Corp †	33,300	3,452,544
Vulcan Materials Co †	4,840	605,726
Waste Connections Inc (Canada)	30,069	2,363,123
WestRock Co †	95,495	4,848,281

		105,653,768

Technology - 16.2%

Accenture PLC ‘A’	51,454	6,026,807
Adobe Systems Inc * †	61,214	6,301,981
Analog Devices Inc †	135,460	9,837,105
Apple Inc †	188,113	21,787,248
Applied Materials Inc †	15,809	510,156
Broadcom Ltd † (Singapore)	134,804	23,829,303
Fidelity National Information Services Inc	111,810	8,457,308
HP Inc	243,596	3,614,965
Lam Research Corp	2,405	254,281
Micron Technology Inc *	39,536	866,629
Microsoft Corp †	410,506	25,508,843
NVIDIA Corp †	20,641	2,203,220
ON Semiconductor Corp *	274,541	3,503,143
QUALCOMM Inc †	36,554	2,383,321
Texas Instruments Inc	155,015	11,311,445
Workday Inc ‘A’ * †	39,994	2,643,204

		129,038,959

Utilities - 2.6%

Ameren Corp	28,129	1,475,647
American Water Works Co Inc †	1,740	125,907
CMS Energy Corp †	38,211	1,590,342

	Shares	Value
Edison International †	47,778	$3,439,538
NextEra Energy Inc †	35,216	4,206,903
PG&E Corp	96,074	5,838,417
Pinnacle West Capital Corp	37,537	2,929,012
WEC Energy Group Inc	8,016	470,139
Xcel Energy Inc	27,370	1,113,959

		21,189,864

Total Common Stocks (Cost $914,040,845)		1,004,621,053

	Principal Amount

SHORT-TERM INVESTMENT - 1.1%

Repurchase Agreement - 1.1%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $8,562,304; collateralized by U.S. Treasury Notes: 2.250% due 11/15/24 and value $8,739,738)	$8,562,275	8,562,275

Total Short-Term Investment (Cost $8,562,275)		8,562,275

TOTAL INVESTMENTS - 126.9% (Cost $922,603,120)		1,013,183,328

TOTAL SECURITIES SOLD SHORT - (27.0%)
(See Securities Sold Short)
(Proceeds $201,375,952)		(215,499,703)

OTHER ASSETS & LIABILITIES, NET - 0.1%		981,226

NET ASSETS - 100.0%		$798,664,851

SECURITIES SOLD SHORT

	Shares	Value
COMMON STOCKS - (27.0%)

Basic Materials - (0.8%)

Air Products & Chemicals Inc	5,185	($745,707)
Domtar Corp	9,400	(366,882)
International Paper Co	13,339	(707,767)
LyondellBasell Industries NV ‘A’	38,626	(3,313,338)
Praxair Inc	2,140	(250,787)
Versum Materials Inc	43,730	(1,227,501)

		(6,611,982)

Communications - (2.2%)

CBS Corp ‘B’	24,870	(1,582,229)
Cisco Systems Inc	71,304	(2,154,807)
Discovery Communications Inc ‘A’	63,392	(1,737,575)
Juniper Networks Inc	64,866	(1,833,113)
Omnicom Group Inc	40,842	(3,476,063)
Scripps Networks Interactive Inc ‘A’	41,401	(2,954,789)
The Interpublic Group of Cos Inc	75,680	(1,771,669)
Twitter Inc	44,089	(718,651)
Verizon Communications Inc	26,064	(1,391,296)

		(17,620,192)

Consumer, Cyclical - (3.3%)

American Airlines Group Inc	49,710	(2,320,960)
Autoliv Inc (Sweden)	8,308	(940,050)
AutoZone Inc	1,280	(1,010,931)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Bed Bath & Beyond Inc	59,240	($2,407,514)
Chipotle Mexican Grill Inc	1,574	(593,902)
Darden Restaurants Inc	24,120	(1,754,006)
Fastenal Co	26,276	(1,234,446)
Foot Locker Inc	7,626	(540,607)
Ford Motor Co	29,744	(360,795)
Hanesbrands Inc	22,520	(485,756)
Hasbro Inc	28,264	(2,198,657)
Kohl’s Corp	19,805	(977,971)
Lennar Corp ‘A’	3,730	(160,129)
Lululemon Athletica Inc	15,250	(991,098)
Marriott International Inc ‘A’	10,804	(893,275)
McDonald’s Corp	17,027	(2,072,526)
Nordstrom Inc	9,050	(433,766)
PVH Corp	1,290	(116,410)
Target Corp	16,875	(1,218,881)
Under Armour Inc ‘A’	38,616	(1,121,795)
VF Corp	4,600	(245,410)
Wal-Mart Stores Inc	19,476	(1,346,181)
WW Grainger Inc	11,136	(2,586,336)

		(26,011,402)

Consumer, Non-Cyclical - (5.0%)

AbbVie Inc	41,734	(2,613,383)
AmerisourceBergen Corp	6,390	(499,634)
Amgen Inc	8,550	(1,250,095)
Baxter International Inc	81,999	(3,635,836)
Cardinal Health Inc	14,038	(1,010,315)
Church & Dwight Co Inc	48,820	(2,157,356)
Colgate-Palmolive Co	6,750	(441,720)
CR Bard Inc	16,940	(3,805,740)
Equifax Inc	7,630	(902,095)
Express Scripts Holding Co	4,320	(297,173)
Johnson & Johnson	32,080	(3,695,937)
Medtronic PLC	31,417	(2,237,833)
Moody’s Corp	13,478	(1,270,571)
Stryker Corp	18,130	(2,172,155)
Sysco Corp	63,997	(3,543,514)
The Clorox Co	44,123	(5,295,642)
The Hershey Co	5,300	(548,179)
Thermo Fisher Scientific Inc	1,610	(227,171)
Varian Medical Systems Inc	21,359	(1,917,611)
Whole Foods Market Inc	88,859	(2,733,303)

		(40,255,263)

Energy - (4.2%)

Chevron Corp	23,680	(2,787,136)
Cimarex Energy Co	11,192	(1,520,993)
Enbridge Inc (NYSE) (Canada)	162,160	(6,830,179)
Exxon Mobil Corp	87,555	(7,902,714)
Helmerich & Payne Inc	35,789	(2,770,068)
Hess Corp	29,366	(1,829,208)
Marathon Oil Corp	164,429	(2,846,266)
Murphy Oil Corp	59,939	(1,865,901)
National Oilwell Varco Inc	14,047	(525,920)
Noble Energy Inc	28,365	(1,079,572)
ONEOK Inc	29,273	(1,680,563)
Spectra Energy Corp	38,686	(1,589,608)

		(33,228,128)

Financial - (5.4%)

Air Lease Corp	7,180	(246,489)
American Tower Corp REIT	1,800	(190,224)
Aon PLC	5,321	(593,451)
Associated Banc-Corp	26,220	(647,634)
Axis Capital Holdings Ltd	11,390	(743,425)
CME Group Inc ‘A’	8,190	(944,717)
Crown Castle International Corp REIT	15,565	(1,350,575)
Digital Realty Trust Inc REIT	9,524	(935,828)
Equity Residential REIT	14,160	(911,338)
Essex Property Trust Inc REIT	1,070	(248,775)

	Shares	Value
Federal Realty Investment Trust REIT	11,548	($1,641,086)
Federated Investors Inc ‘B’	9,800	(277,144)
Fifth Third Bancorp	113,583	(3,063,334)
First Horizon National Corp	123,434	(2,469,914)
Franklin Resources Inc	26,928	(1,065,810)
Healthcare Realty Trust Inc REIT	23,882	(724,102)
Healthcare Trust of America Inc ‘A’ REIT	24,663	(717,940)
Host Hotels & Resorts Inc REIT	119,128	(2,244,372)
Lincoln National Corp	17,210	(1,140,507)
Mid-America Apartment Communities Inc REIT	2,590	(253,613)
Nasdaq Inc	15,458	(1,037,541)
People’s United Financial Inc	127,679	(2,471,866)
Principal Financial Group Inc	4,600	(266,156)
Realty Income Corp REIT	5,986	(344,075)
RenaissanceRe Holdings Ltd (Bermuda)	2,117	(288,378)
State Street Corp	10,147	(788,625)
The Travelers Cos Inc	24,346	(2,980,437)
Torchmark Corp	9,081	(669,815)
UDR Inc REIT	12,746	(464,974)
US Bancorp	57,922	(2,975,453)
Ventas Inc REIT	64,798	(4,051,171)
Webster Financial Corp	16,417	(891,115)
Welltower Inc REIT	44,023	(2,946,459)
Willis Towers Watson PLC	5,469	(668,749)
WR Berkley Corp	22,490	(1,495,810)

		(42,750,902)

Industrial - (3.3%)

3M Co	11,830	(2,112,483)
AGCO Corp	12,812	(741,302)
Amphenol Corp ‘A’	14,760	(991,872)
CH Robinson Worldwide Inc	35,626	(2,609,961)
Donaldson Co Inc	24,740	(1,041,059)
Emerson Electric Co	39,368	(2,194,766)
Greif Inc ‘A’	9,770	(501,299)
JB Hunt Transport Services Inc	9,384	(910,905)
Lockheed Martin Corp	28,049	(7,010,567)
Packaging Corp of America	9,079	(770,081)
Republic Services Inc	935	(53,342)
Sonoco Products Co	10,460	(551,242)
The Boeing Co	22,556	(3,511,518)
United Technologies Corp	22,947	(2,515,450)
Waters Corp	7,231	(971,774)

		(26,487,621)

Technology - (1.7%)

Cerner Corp	30,517	(1,445,590)
Citrix Systems Inc	4,940	(441,191)
Intel Corp	43,527	(1,578,724)
Maxim Integrated Products Inc	13,206	(509,356)
NetApp Inc	14,345	(505,948)
salesforce.com Inc	34,583	(2,367,552)
Seagate Technology PLC	110,087	(4,202,021)
Taiwan Semiconductor Manufacturing Co Ltd ADR (Taiwan)	43,108	(1,239,355)
Western Digital Corp	4,180	(284,031)
Xilinx Inc	21,077	(1,272,419)

		(13,846,187)

Utilities - (1.1%)

Consolidated Edison Inc	39,046	(2,876,909)
Dominion Resources Inc	25,251	(1,933,974)
Duke Energy Corp	24,335	(1,888,883)
The Southern Co	40,420	(1,988,260)

		(8,688,026)

Total Common Stocks (Proceeds $201,375,952)		(215,499,703)

TOTAL SECURITIES SOLD SHORT - (27.0%) (Proceeds $201,375,952)		($215,499,703)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

	Long		Short		Net Exposure
Financial	27.1%		(5.4%	)	21.7%
Consumer, Non-Cyclical	23.2%		(5.0%	)	18.2%
Technology	16.2%		(1.7%	)	14.5%
Communications	15.8%		(2.2%	)	13.6%
Industrial	13.2%		(3.3%	)	9.9%
Consumer, Cyclical	13.0%		(3.3%	)	9.7%
Energy	12.0%		(4.2%	)	7.8%
Others (each less than 3.0%)	6.4%		(1.9%	)	4.5%

	126.9%		(27.0%	)	99.9%

Securities sold short	(27.0%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

(b)	The Fund engages in securities lending to help achieve its stated investment objective. The Trust, on behalf of the Fund, entered into an agreement with State Street Bank & Trust Co to provide securities lending services to the Fund, the proceeds of which are used to finance the costs of (i) purchasing long positions in excess of the value of the Fund’s assets and (ii) borrowing securities sold short. As of December 31, 2016, the total value of securities out on loan was $245,660,216, and the cash collateral was $252,517,076 (See Note 8 in Notes to Financial Statements).

(c)	Open futures contracts outstanding as of December 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index (03/17)	38	($31,089)

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks - Long	$1,004,621,053	$1,004,621,053	$-	$-
	Short-Term Investment	8,562,275	-	8,562,275	-

	Total Assets	1,013,183,328	1,004,621,053	8,562,275	-

Liabilities	Common Stocks - Short	(215,499,703)	(215,499,703)	-	-
	Derivatives:
	Equity Contracts
	Futures	(31,089)	(31,089)	-	-

	Total Liabilities	(215,530,792)	(215,530,792)	-	-

	Total	$797,652,536	$789,090,261	$8,562,275	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MAIN STREET® CORE PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 99.2%

Basic Materials - 1.4%

EI du Pont de Nemours & Co	123,100	$9,035,540
PPG Industries Inc	104,000	9,855,040

		18,890,580

Communications - 13.9%

Alphabet Inc ‘C’ *	78,073	60,258,303
Amazon.com Inc *	11,320	8,488,528
Cisco Systems Inc	511,000	15,442,420
Comcast Corp ‘A’	645,900	44,599,395
Facebook Inc ‘A’ *	215,697	24,815,940
Verizon Communications Inc	505,732	26,995,974

		180,600,560

Consumer, Cyclical - 6.6%

Adient PLC *	32,514	1,905,320
AutoZone Inc *	18,571	14,667,190
Delphi Automotive PLC	93,310	6,284,429
McDonald’s Corp	203,510	24,771,237
The Home Depot Inc	181,540	24,340,883
Whirlpool Corp	73,970	13,445,527

		85,414,586

Consumer, Non-Cyclical - 24.7%

Boston Scientific Corp *	643,100	13,910,253
Celgene Corp *	116,330	13,465,197
Express Scripts Holding Co *	330,526	22,736,884
Humana Inc	48,510	9,897,495
Johnson & Johnson	197,600	22,765,496
Merck & Co Inc	423,530	24,933,211
Mondelez International Inc ‘A’	831,560	36,863,055
Mylan NV *	245,540	9,367,351
Nielsen Holdings PLC	304,990	12,794,330
PayPal Holdings Inc *	330,540	13,046,414
PepsiCo Inc	322,120	33,703,416
Philip Morris International Inc	288,983	26,439,055
S&P Global Inc	83,631	8,993,678
Stryker Corp	134,990	16,173,152
The Kraft Heinz Co	326,110	28,475,925
UnitedHealth Group Inc	157,130	25,147,085
Valeant Pharmaceuticals International Inc (NYSE) *	231,510	3,361,525

		322,073,522

Energy - 7.1%

Chevron Corp	314,250	36,987,225
HollyFrontier Corp	243,316	7,971,032
Magellan Midstream Partners LP	207,525	15,695,116
Noble Energy Inc	321,705	12,244,092
Suncor Energy Inc (NYSE) (Canada)	613,650	20,060,219

		92,957,684

Financial - 20.5%

American Express Co	248,700	18,423,696
Berkshire Hathaway Inc ‘B’ *	224,450	36,580,861
Citigroup Inc	716,891	42,604,832
CME Group Inc ‘A’	264,490	30,508,921
Discover Financial Services	289,546	20,873,371
Marsh & McLennan Cos Inc	131,335	8,876,933
MetLife Inc	336,550	18,136,680
Mid-America Apartment Communities Inc REIT	101,550	9,943,776
Simon Property Group Inc REIT	44,180	7,849,461
SunTrust Banks Inc	325,450	17,850,933
The Bank of New York Mellon Corp	439,480	20,822,562
The Progressive Corp	468,800	16,642,400
US Bancorp	336,960	17,309,635

		266,424,061

	Shares	Value
Industrial - 12.2%

Agilent Technologies Inc	191,870	$8,741,597
Canadian National Railway Co (NYSE) (Canada)	169,745	11,440,813
Canadian Pacific Railway Ltd (NYSE) (Canada)	105,730	15,095,072
Deere & Co	168,570	17,369,453
General Electric Co	1,458,230	46,080,068
Johnson Controls International PLC	325,123	13,391,816
Lockheed Martin Corp	51,490	12,869,411
Republic Services Inc	80,110	4,570,275
United Technologies Corp	109,390	11,991,332
Vulcan Materials Co	75,845	9,492,002
Waste Connections Inc (Canada)	102,583	8,061,998

		159,103,837

Technology - 10.2%

Amdocs Ltd	366,285	21,336,101
Apple Inc	633,254	73,343,478
Applied Materials Inc	371,880	12,000,568
Cerner Corp *	154,650	7,325,770
Western Digital Corp	189,608	12,883,864
Xerox Corp	649,090	5,666,556

		132,556,337

Utilities - 2.6%

National Grid PLC (United Kingdom)	574,430	6,711,489
PG&E Corp	442,170	26,870,671

		33,582,160

Total Common Stocks (Cost $1,102,527,762)		1,291,603,327

	Principal Amount

SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $11,128,949; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $11,352,962)	$11,128,912	11,128,912

Total Short-Term Investment (Cost $11,128,912)		11,128,912

TOTAL INVESTMENTS - 100.1% (Cost $1,113,656,674)		1,302,732,239

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(906,695)

NET ASSETS - 100.0%		$1,301,825,544

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MAIN STREET CORE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	24.7%
Financial	20.5%
Communications	13.9%
Industrial	12.2%
Technology	10.2%
Energy	7.1%
Consumer, Cyclical	6.6%
Others (each less than 3.0%)	4.9%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$18,890,580	$18,890,580	$-	$-
	Communications	180,600,560	180,600,560	-	-
	Consumer, Cyclical	85,414,586	85,414,586	-	-
	Consumer, Non-Cyclical	322,073,522	322,073,522	-	-
	Energy	92,957,684	92,957,684	-	-
	Financial	266,424,061	266,424,061	-	-
	Industrial	159,103,837	159,103,837	-	-
	Technology	132,556,337	132,556,337	-	-
	Utilities	33,582,160	26,870,671	6,711,489	-

	Total Common Stocks	1,291,603,327	1,284,891,838	6,711,489	-

	Short-Term Investment	11,128,912	-	11,128,912	-

	Total	$1,302,732,239	$1,284,891,838	$17,840,401	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 99.4%

Basic Materials - 5.0%

Albemarle Corp	105,910	$9,116,733
Celanese Corp ‘A’	113,336	8,924,077
Newmont Mining Corp	281,390	9,586,957
Silver Wheaton Corp (NYSE) (Canada)	52,800	1,020,096
Steel Dynamics Inc	144,988	5,158,673
US Silica Holdings Inc	204,946	11,616,339
Westlake Chemical Corp	142,609	7,984,678

		53,407,553

Communications - 4.3%

Arista Networks Inc *	119,547	11,568,563
DISH Network Corp ‘A’ *	221,216	12,815,043
Expedia Inc	55,698	6,309,469
IAC/InterActiveCorp *	68,340	4,427,749
Match Group Inc *	324,688	5,552,165
Palo Alto Networks Inc *	46,219	5,779,686

		46,452,675

Consumer, Cyclical - 15.9%

Alaska Air Group Inc	136,162	12,081,654
American Eagle Outfitters Inc	485,404	7,363,579
Big Lots Inc	153,504	7,707,436
Brunswick Corp	110,841	6,045,268
Casey’s General Stores Inc	34,441	4,094,346
Darden Restaurants Inc	137,974	10,033,469
DR Horton Inc	169,325	4,627,652
Foot Locker Inc	31,217	2,212,973
Lear Corp	50,028	6,622,206
Mohawk Industries Inc *	10,144	2,025,554
NVR Inc *	1,050	1,752,450
Panera Bread Co ‘A’ *	31,114	6,381,170
Polaris Industries Inc	54,798	4,514,807
PulteGroup Inc	170,852	3,140,260
PVH Corp	27,585	2,489,270
Royal Caribbean Cruises Ltd	124,440	10,209,058
Skechers U.S.A. Inc ‘A’ *	238,511	5,862,600
Southwest Airlines Co	313,078	15,603,808
Spirit Airlines Inc *	139,743	8,085,530
Tenneco Inc *	92,810	5,797,841
Texas Roadhouse Inc	126,685	6,111,285
The Cheesecake Factory Inc	142,486	8,532,062
Thor Industries Inc	215,625	21,573,281
Ulta Salon Cosmetics & Fragrance Inc *	8,146	2,076,741
Vail Resorts Inc	45,142	7,281,856

		172,226,156

Consumer, Non-Cyclical - 16.8%

ABIOMED Inc *	199,254	22,451,941
Alkermes PLC *	99,662	5,539,214
AMERCO	17,969	6,641,163
BioMarin Pharmaceutical Inc *	45,834	3,796,889
Conagra Brands Inc	194,649	7,698,368
DaVita Inc *	63,271	4,061,998
Edwards Lifesciences Corp *	73,152	6,854,342
Hologic Inc *	159,810	6,411,577
Hormel Foods Corp	248,679	8,656,516
Humana Inc	53,666	10,949,474
Incyte Corp *	55,665	5,581,530
Ionis Pharmaceuticals Inc *	168,293	8,049,454
ManpowerGroup Inc	83,820	7,449,083
MarketAxess Holdings Inc	38,847	5,707,401
Molina Healthcare Inc *	72,734	3,946,547
Monster Beverage Corp *	142,784	6,331,043
NuVasive Inc *	107,944	7,271,108
Robert Half International Inc	159,814	7,795,727
S&P Global Inc	48,209	5,184,396

	Shares	Value
The Clorox Co	49,024	$5,883,860
The Cooper Cos Inc	35,978	6,293,631
The JM Smucker Co	33,778	4,325,611
The Kroger Co	231,764	7,998,176
Tyson Foods Inc ‘A’	85,439	5,269,877
United Rentals Inc *	94,382	9,964,852
Universal Health Services Inc ‘B’	15,793	1,680,059

		181,793,837

Energy - 5.3%

FMC Technologies Inc *	374,929	13,321,227
Gulfport Energy Corp *	70,669	1,529,277
Oceaneering International Inc	247,739	6,988,717
Parsley Energy Inc ‘A’ *	225,644	7,951,695
Patterson-UTI Energy Inc	420,004	11,306,508
Pioneer Natural Resources Co	10,608	1,910,183
Range Resources Corp	144,975	4,981,341
RPC Inc	444,435	8,804,257

		56,793,205

Financial - 21.9%

Affiliated Managers Group Inc *	27,407	3,982,237
Arch Capital Group Ltd *	115,815	9,993,676
Axis Capital Holdings Ltd	148,435	9,688,352
CBOE Holdings Inc	102,055	7,540,844
Citizens Financial Group Inc	1,346,179	47,964,358
Comerica Inc	203,086	13,832,188
Ellie Mae Inc *	22,435	1,877,361
EPR Properties REIT	243,009	17,440,756
Host Hotels & Resorts Inc REIT	570,733	10,752,610
KeyCorp	752,806	13,753,766
Lamar Advertising Co ‘A’ REIT	233,290	15,686,420
Lincoln National Corp	153,701	10,185,765
National Retail Properties Inc REIT	162,946	7,202,213
Omega Healthcare Investors Inc REIT	161,916	5,061,494
Outfront Media Inc REIT	639,582	15,906,404
Senior Housing Properties Trust REIT	658,825	12,471,557
T Rowe Price Group Inc	87,372	6,575,617
Unum Group	177,578	7,801,002
White Mountains Insurance Group Ltd	12,048	10,072,730
XL Group Ltd (Ireland)	227,577	8,479,519

		236,268,869

Industrial - 9.8%

Acuity Brands Inc	27,824	6,423,448
BWX Technologies Inc	208,294	8,269,272
FLIR Systems Inc	71,421	2,584,726
Harris Corp	102,040	10,456,039
Hexcel Corp	128,615	6,615,955
Huntington Ingalls Industries Inc	52,148	9,605,140
Martin Marietta Materials Inc	43,456	9,626,808
Masco Corp	167,194	5,286,674
Norfolk Southern Corp	71,499	7,726,897
Old Dominion Freight Line Inc *	36,542	3,134,938
Orbital ATK Inc	53,424	4,686,887
Parker-Hannifin Corp	23,649	3,310,860
PerkinElmer Inc	19,673	1,025,947
Textron Inc	205,180	9,963,541
Vulcan Materials Co	52,931	6,624,315
Xylem Inc	207,159	10,258,514

		105,599,961

Technology - 14.8%

Activision Blizzard Inc	98,767	3,566,476
Ambarella Inc *	60,587	3,279,574
Applied Materials Inc	103,020	3,324,455
Computer Sciences Corp	597,108	35,480,157
CSRA Inc	527,785	16,804,675
DST Systems Inc	14,996	1,606,821
Electronic Arts Inc *	68,259	5,376,079

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Fiserv Inc *	66,765	$7,095,784
Jack Henry & Associates Inc	29,265	2,598,147
Lam Research Corp	63,094	6,670,929
Micron Technology Inc *	277,279	6,077,956
NVIDIA Corp	255,229	27,243,144
NXP Semiconductors NV * (Netherlands)	82,907	8,125,715
Science Applications International Corp	90,219	7,650,571
Skyworks Solutions Inc	69,220	5,167,965
Take-Two Interactive Software Inc *	99,187	4,888,927
Western Digital Corp	115,954	7,879,074
Xilinx Inc	113,542	6,854,531

		159,690,980

Utilities - 5.6%

American States Water Co	150,634	6,862,885
American Water Works Co Inc	147,865	10,699,512
Atmos Energy Corp	489,487	36,295,461
ONE Gas Inc	108,569	6,944,073

		60,801,931

Total Common Stocks (Cost $920,159,659)		1,073,035,167

	Principal Amount

SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $7,942,038; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $8,105,651)	$7,942,011	7,942,011

Total Short-Term Investment (Cost $7,942,011)		7,942,011

TOTAL INVESTMENTS - 100.1% (Cost $928,101,670)		1,080,977,178

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(560,127)

NET ASSETS - 100.0%		$1,080,417,051

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	21.9%
Consumer, Non-Cyclical	16.8%
Consumer, Cyclical	15.9%
Technology	14.8%
Industrial	9.8%
Utilities	5.6%
Energy	5.3%
Basic Materials	5.0%
Communications	4.3%
Others (each less than 3.0%)	0.7%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,073,035,167	$1,073,035,167	$-	$-
	Short-Term Investment	7,942,011	-	7,942,011	-

	Total	$1,080,977,178	$1,073,035,167	$7,942,011	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 98.7%

Communications - 5.5%

GrubHub Inc *	237,296	$8,927,075
MercadoLibre Inc (Argentina)	40,561	6,333,195
Pandora Media Inc *	629,515	8,208,876

		23,469,146

Consumer, Cyclical - 25.5%

Bed Bath & Beyond Inc	148,265	6,025,490
BorgWarner Inc	198,220	7,817,797
Burberry Group PLC (United Kingdom)	278,325	5,129,228
DSW Inc ‘A’	221,057	5,006,941
Duluth Holdings Inc ‘B’ *	75,452	1,916,481
Dunkin’ Brands Group Inc	178,105	9,339,826
Fastenal Co	317,082	14,896,512
Kate Spade & Co *	263,827	4,925,650
Lululemon Athletica Inc *	106,993	6,953,475
Mattel Inc	206,810	5,697,615
Mobileye NV *	154,204	5,878,256
Polaris Industries Inc	103,735	8,546,727
The Scotts Miracle-Gro Co ‘A’	49,272	4,707,940
Tiffany & Co	115,974	8,979,867
Tractor Supply Co	121,000	9,173,010
Williams-Sonoma Inc	103,137	4,990,799

		109,985,614

Consumer, Non-Cyclical - 27.6%

Acadia Healthcare Co Inc *	70,435	2,331,398
ACADIA Pharmaceuticals Inc *	198,025	5,711,041
Align Technology Inc *	66,796	6,421,099
Alkermes PLC *	151,419	8,415,868
BioMarin Pharmaceutical Inc *	75,590	6,261,876
Blue Buffalo Pet Products Inc *	204,779	4,922,887
CoStar Group Inc *	56,260	10,604,447
Diplomat Pharmacy Inc *	117,972	1,486,447
Edwards Lifesciences Corp *	91,946	8,615,340
Intuitive Surgical Inc *	18,605	11,798,733
Laboratory Corp of America Holdings *	52,721	6,768,322
MarketAxess Holdings Inc	15,262	2,242,293
Pacira Pharmaceuticals Inc *	49,000	1,582,700
Snyder’s-Lance Inc	126,491	4,849,665
The Hain Celestial Group Inc *	177,090	6,911,823
Verisk Analytics Inc *	81,668	6,628,992
Whole Foods Market Inc	294,500	9,058,820
Zoetis Inc	264,671	14,167,839

		118,779,590

Energy - 4.6%

Cabot Oil & Gas Corp	189,761	4,432,817
Cimarex Energy Co	30,915	4,201,348
Continental Resources Inc *	111,263	5,734,495
Noble Energy Inc	140,411	5,344,043

		19,712,703

Financial - 10.3%

CME Group Inc ‘A’	98,127	11,318,949
Ellie Mae Inc *	42,669	3,570,542
First Republic Bank	94,340	8,692,488
Northern Trust Corp	111,292	9,910,553
Oaktree Capital Group LLC	87,581	3,284,287
Signature Bank *	50,237	7,545,597

		44,322,416

Industrial - 12.3%

AO Smith Corp	99,108	4,692,764
Expeditors International of Washington Inc	168,269	8,911,526
Fortune Brands Home & Security Inc	115,739	6,187,407
Generac Holdings Inc *	107,846	4,393,646

	Shares	Value
Harris Corp	62,200	$6,373,634
IDEX Corp	71,941	6,479,007
Trimble Inc *	325,965	9,827,845
Wabtec Corp	59,514	4,940,852
Woodward Inc	17,404	1,201,746

		53,008,427

Technology - 12.9%

ANSYS Inc *	67,147	6,210,426
Electronic Arts Inc *	134,008	10,554,470
Guidewire Software Inc *	79,876	3,940,283
Maxim Integrated Products Inc	139,669	5,387,033
Microchip Technology Inc	182,986	11,738,552
Red Hat Inc *	98,740	6,882,178
ServiceNow Inc *	118,766	8,829,065
Tyler Technologies Inc *	15,116	2,158,111

		55,700,118

Total Common Stocks (Cost $412,123,650)		424,978,014

	Principal Amount

SHORT-TERM INVESTMENT - 1.2%

Repurchase Agreement - 1.2%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $5,280,228; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $5,388,617)	$5,280,211	5,280,211

Total Short-Term Investment (Cost $5,280,211)		5,280,211

TOTAL INVESTMENTS - 99.9% (Cost $417,403,861)		430,258,225

OTHER ASSETS & LIABILITIES, NET - 0.1%		450,754

NET ASSETS - 100.0%		$430,708,979

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	27.6%
Consumer, Cyclical	25.5%
Technology	12.9%
Industrial	12.3%
Financial	10.3%
Communications	5.5%
Energy	4.6%
Others (each less than 3.0%)	1.2%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(b)	Transactions in written options for the year ended December 31, 2016 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2015	490	$2,048,690
Call Options Written	1,954	363,703
Put Options Written	13,455	7,990,828
Call Options Exercised	(135)	(16,470)
Put Options Exercised	(762)	(2,074,474)
Call Options Expired	(924)	(208,676)
Put Options Expired	(1,409)	(342,098)
Call Options Closed	(895)	(138,557)
Put Options Closed	(11,774)	(7,622,946)

Outstanding, December 31, 2016	-	$-

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Communications	$23,469,146	$23,469,146	$-	$-
	Consumer, Cyclical	109,985,614	104,856,386	5,129,228	-
	Consumer, Non-Cyclical	118,779,590	118,779,590	-	-
	Energy	19,712,703	19,712,703	-	-
	Financial	44,322,416	44,322,416	-	-
	Industrial	53,008,427	53,008,427	-	-
	Technology	55,700,118	55,700,118	-	-

	Total Common Stocks	424,978,014	419,848,786	5,129,228	-

	Short-Term Investment	5,280,211	-	5,280,211	-

	Total	$430,258,225	$419,848,786	$10,409,439	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 99.3%

Basic Materials - 1.4%

PPG Industries Inc	75,841	$7,186,693
Steel Dynamics Inc	420,423	14,958,651

		22,145,344

Communications - 3.7%

CommScope Holding Co Inc *	205,507	7,644,860
eBay Inc *	445,696	13,232,714
Expedia Inc	72,348	8,195,582
IAC/InterActiveCorp *	137,409	8,902,729
Omnicom Group Inc	111,844	9,519,043
The Interpublic Group of Cos Inc	453,144	10,608,101

		58,103,029

Consumer, Cyclical - 7.1%

Advance Auto Parts Inc	48,306	8,169,511
Best Buy Co Inc	122,154	5,212,311
BorgWarner Inc	186,245	7,345,503
Brunswick Corp	357,340	19,489,324
Hasbro Inc	100,780	7,839,676
HD Supply Holdings Inc *	201,661	8,572,609
Newell Brands Inc	338,140	15,097,951
PulteGroup Inc	203,847	3,746,708
Tenneco Inc *	170,488	10,650,385
WABCO Holdings Inc *	85,250	9,049,287
WESCO International Inc *	217,487	14,473,760

		109,647,025

Consumer, Non-Cyclical - 9.3%

Avery Dennison Corp	50,099	3,517,952
Becton Dickinson and Co	67,940	11,247,467
Boston Scientific Corp *	779,279	16,855,805
Bruker Corp	181,145	3,836,651
Cardinal Health Inc	136,720	9,839,738
Coca-Cola European Partners PLC (United Kingdom)	205,359	6,448,273
Constellation Brands Inc ‘A’	19,382	2,971,454
DaVita Inc *	147,163	9,447,864
ICON PLC *	46,751	3,515,675
Laboratory Corp of America Holdings *	98,817	12,686,126
ManpowerGroup Inc	188,432	16,745,952
Moody’s Corp	43,321	4,083,871
Perrigo Co PLC	44,016	3,663,452
Robert Half International Inc	383,814	18,722,447
Total System Services Inc	138,475	6,789,429
Universal Health Services Inc ‘B’	63,710	6,777,470
Zimmer Biomet Holdings Inc	72,344	7,465,901

		144,615,527

Energy - 10.6%

Anadarko Petroleum Corp	108,832	7,588,855
Cimarex Energy Co	29,880	4,060,692
Diamondback Energy Inc *	195,796	19,787,144
Energen Corp *	370,407	21,361,371
EQT Corp	201,565	13,182,351
Gulfport Energy Corp *	226,020	4,891,073
Marathon Oil Corp	908,664	15,728,974
Marathon Petroleum Corp	261,966	13,189,988
Newfield Exploration Co *	335,721	13,596,700
Parsley Energy Inc ‘A’ *	617,728	21,768,735
QEP Resources Inc *	310,712	5,720,208
Rice Energy Inc *	161,905	3,456,672
RSP Permian Inc *	337,089	15,040,911
Tesoro Corp	55,755	4,875,775

		164,249,449

	Shares	Value
Financial - 34.6%

Alleghany Corp *	38,990	$23,710,599
Alliance Data Systems Corp	37,822	8,642,327
American Assets Trust Inc REIT	146,187	6,297,736
American Homes 4 Rent ‘A’ REIT	222,121	4,660,099
Aon PLC	209,278	23,340,775
BB&T Corp	261,787	12,309,225
Boston Properties Inc REIT	168,036	21,135,568
Discover Financial Services	410,581	29,598,784
Douglas Emmett Inc REIT	263,821	9,645,296
East West Bancorp Inc	329,206	16,733,541
Equity Residential REIT	203,228	13,079,754
Essex Property Trust Inc REIT	36,189	8,413,942
Fifth Third Bancorp	983,069	26,513,371
General Growth Properties Inc REIT	362,765	9,061,870
Huntington Bancshares Inc	1,672,062	22,104,660
Kilroy Realty Corp REIT	93,404	6,839,041
Kimco Realty Corp REIT	516,486	12,994,788
Loews Corp	280,749	13,147,476
Marsh & McLennan Cos Inc	205,944	13,919,755
Navient Corp	679,455	11,163,446
Raymond James Financial Inc	284,870	19,732,945
Regency Centers Corp REIT	275,030	18,963,318
Reinsurance Group of America Inc	157,552	19,824,768
SEI Investments Co	205,457	10,141,357
SL Green Realty Corp REIT	205,942	22,149,062
SLM Corp *	818,172	9,016,255
State Street Corp	129,441	10,060,155
SunTrust Banks Inc	406,379	22,289,888
Synchrony Financial	144,012	5,223,315
TD Ameritrade Holding Corp	566,839	24,714,180
The Allstate Corp	202,023	14,973,945
The Charles Schwab Corp	109,530	4,323,149
The Macerich Co REIT	102,226	7,241,690
Torchmark Corp	142,842	10,536,026
Unum Group	561,137	24,650,748
WR Berkley Corp	206,979	13,766,173
XL Group Ltd (Ireland)	167,056	6,224,507

		537,143,534

Industrial - 17.3%

Arrow Electronics Inc *	256,357	18,278,254
Berry Plastics Group Inc *	300,006	14,619,292
Crown Holdings Inc *	222,984	11,722,269
Curtiss-Wright Corp	97,962	9,635,542
Eaton Corp PLC	116,450	7,812,631
Flex Ltd *	950,518	13,658,944
Fluor Corp	111,408	5,851,148
Graphic Packaging Holding Co	1,501,450	18,738,096
Harris Corp	257,215	26,356,821
Hubbell Inc	73,935	8,628,215
Huntington Ingalls Industries Inc	72,369	13,329,646
Ingersoll-Rand PLC	225,537	16,924,297
Jabil Circuit Inc	342,038	8,096,040
Masco Corp	458,416	14,495,114
Packaging Corp of America	13,843	1,174,163
Sealed Air Corp	314,268	14,248,911
Stanley Black & Decker Inc	182,899	20,976,686
TE Connectivity Ltd	166,414	11,529,162
Textron Inc	251,990	12,236,634
The Timken Co	194,260	7,712,122
WestRock Co	245,522	12,465,152

		268,489,139

Technology - 8.9%

Activision Blizzard Inc	561,726	20,283,926
Amdocs Ltd	392,590	22,868,368
Broadcom Ltd (Singapore)	43,943	7,767,804
Cognizant Technology Solutions Corp ‘A’ *	140,645	7,880,339

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Computer Sciences Corp	122,810	$7,297,370
Fidelity National Information Services Inc	296,618	22,436,186
Leidos Holdings Inc	134,572	6,882,012
Microsemi Corp *	254,423	13,731,209
NetEase Inc ADR (China)	49,127	10,579,008
ON Semiconductor Corp *	606,926	7,744,376
Qorvo Inc *	127,784	6,738,050
Western Digital Corp	68,263	4,638,471

		138,847,119

Utilities - 6.4%

Alliant Energy Corp	250,144	9,477,956
Ameren Corp	166,070	8,712,032
American Electric Power Co Inc	329,297	20,732,539
Edison International	321,949	23,177,108
FirstEnergy Corp	112,044	3,470,003
Great Plains Energy Inc	397,196	10,863,311
PG&E Corp	260,723	15,844,137
Portland General Electric Co	184,748	8,005,131

		100,282,217

Total Common Stocks (Cost $1,376,742,824)		1,543,522,383

	Principal Amount

SHORT-TERM INVESTMENT - 0.5%

Repurchase Agreement - 0.5%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $7,616,349; collateralized by U.S. Treasury Notes: 2.250% due 11/15/24 and value $7,771,414)	$7,616,324	7,616,324

Total Short-Term Investment (Cost $7,616,324)		7,616,324

TOTAL INVESTMENTS - 99.8% (Cost $1,384,359,148)		1,551,138,707

OTHER ASSETS & LIABILITIES, NET - 0.2%		3,049,405

NET ASSETS - 100.0%		$1,554,188,112

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	34.6%
Industrial	17.3%
Energy	10.6%
Consumer, Non-Cyclical	9.3%
Technology	8.9%
Consumer, Cyclical	7.1%
Utilities	6.4%
Communications	3.7%
Others (each less than 3.0%)	1.9%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,543,522,383	$1,543,522,383	$-	$-
	Short-Term Investment	7,616,324	-	7,616,324	-

	Total	$1,551,138,707	$1,543,522,383	$7,616,324	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Summary Schedule of Investments

December 31, 2016

	Shares	Value
RIGHTS - 0.0%

Communications - 0.0%

Other security		$75,314

Total Rights (Cost $0)		75,314

COMMON STOCKS - 98.1%

Basic Materials - 6.1%

Sensient Technologies Corp	98,110	7,709,484
Versum Materials Inc *	114,700	3,219,629
Other securities		25,376,407

		36,305,520

Communications - 2.6%

Other securities		15,570,976

Consumer, Cyclical - 9.2%

BRP Inc * (Canada)	163,467	3,451,599
Caleres Inc	87,356	2,867,024
LCI Industries	36,400	3,922,100
M/I Homes Inc *	106,569	2,683,407
Spirit Airlines Inc *	72,400	4,189,064
Thor Industries Inc	33,189	3,320,559
Other securities		34,265,891

		54,699,644

Consumer, Non-Cyclical - 9.7%

Hill-Rom Holdings Inc	87,700	4,923,478
Maple Leaf Foods Inc (Canada)	365,900	7,663,284
McGrath RentCorp	103,010	4,036,962
STERIS PLC	75,800	5,108,162
Other securities		35,678,449

		57,410,335

Diversified - 0.0%

Other security		68,040

Energy - 6.5%

Energen Corp *	66,700	3,846,589
Hunting PLC (United Kingdom)	454,262	3,507,569
Oil States International Inc *	146,083	5,697,237
Unit Corp *	232,887	6,257,674
Other securities		19,279,777

		38,588,846

Financial - 32.7%

Arthur J Gallagher & Co	50,900	2,644,764
Aspen Insurance Holdings Ltd (Bermuda)	95,580	5,256,900
BNC Bancorp	151,491	4,832,563
Brandywine Realty Trust REIT	249,000	4,110,990
Chemical Financial Corp	121,051	6,557,333
Columbia Banking System Inc	136,398	6,094,263
First Horizon National Corp	229,900	4,600,299
Lakeland Financial Corp	101,353	4,800,078
LTC Properties Inc REIT	146,726	6,893,187
Old Republic International Corp	154,600	2,937,400
Sunstone Hotel Investors Inc REIT	171,792	2,619,828
The Hanover Insurance Group Inc	41,600	3,786,016
Validus Holdings Ltd	84,090	4,625,791
Other securities		134,393,171

		194,152,583

Industrial - 20.3%

AAR Corp	240,846	7,959,960
Astec Industries Inc	66,982	4,518,606

	Shares	Value
Carlisle Cos Inc	47,500	$5,238,775
Cubic Corp	62,790	3,010,780
EMCOR Group Inc	76,463	5,410,522
EnerSys	58,629	4,578,925
Esterline Technologies Corp *	38,526	3,436,519
Gerresheimer AG (Germany)	87,500	6,489,551
Gibraltar Industries Inc *	76,562	3,188,807
Granite Construction Inc	67,459	3,710,245
Kennametal Inc	94,747	2,961,791
MSA Safety Inc	37,809	2,621,298
Mueller Industries Inc	101,413	4,052,463
Mueller Water Products Inc ‘A’	340,600	4,533,386
Saia Inc *	108,476	4,789,215
Simpson Manufacturing Co Inc	90,502	3,959,462
Universal Forest Products Inc	29,858	3,050,890
Other securities		47,276,369

		120,787,564

Technology - 5.5%

MKS Instruments Inc	103,372	6,140,297
NetScout Systems Inc *	120,865	3,807,247
Other securities		22,712,037

		32,659,581

Utilities - 5.5%

IDACORP Inc	105,959	8,534,997
Spire Inc	112,696	7,274,527
Other securities		16,625,775

		32,435,299

Total Common Stocks (Cost $462,226,098)		582,678,388

	Principal Amount

CORPORATE BONDS & NOTES - 0.4%

Energy - 0.4%

Unit Corp 6.625% due 05/15/21	$2,268,000	2,211,300

Total Corporate Bonds & Notes (Cost $2,126,979)		2,211,300

SHORT-TERM INVESTMENTS - 1.6%

Repurchase Agreement - 0.5%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $2,895,567; collateralized by U.S. Treasury Notes: 2.250% due 11/15/24 and value $2,954,627)	2,895,557	2,895,557

U.S. Government Agency Issue - 1.1%

Federal Home Loan Bank 0.304% due 01/03/17	6,755,000	6,755,000

Total Short-Term Investments (Cost $9,650,444)		9,650,557

TOTAL INVESTMENTS - 100.1% (Cost $474,003,521)		594,615,559

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(620,666)

NET ASSETS - 100.0%		$593,994,893

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2016

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	32.7%
Industrial	20.3%
Consumer, Non-Cyclical	9.7%
Consumer, Cyclical	9.2%
Energy	6.9%
Basic Materials	6.1%
Technology	5.5%
Utilities	5.5%
Others (each less than 3.0%)	4.2%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Investments, including those listed under Other Securities, with a total aggregate value of $75,314 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Other securities represent the Fund’s securities not identified as top-fifty holdings and issuers in terms of value, and not exceeding one percent of the Fund’s net assets as of December 31, 2016.

(d)	A Summary Schedule of Investments is presented for this Fund. For information on availability of a complete Schedule of Investments, refer to the Where To Go For More Information section of this report.

(e)	Open futures contracts outstanding as of December 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index (03/17)	33	($27,492)

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$75,314	$-	$-	$75,314
	Common Stocks
	Basic Materials	36,305,520	36,305,520	-	-
	Communications	15,570,976	15,570,976	-	-
	Consumer, Cyclical	54,699,644	54,699,644	-	-
	Consumer, Non-Cyclical	57,410,335	56,530,936	879,399	-
	Diversified	68,040	68,040	-	-
	Energy	38,588,846	35,081,277	3,507,569	-
	Financial	194,152,583	194,152,583	-	-
	Industrial	120,787,564	114,298,013	6,489,551	-
	Technology	32,659,581	32,659,581	-	-
	Utilities	32,435,299	32,435,299	-	-

	Total Common Stocks	582,678,388	571,801,869	10,876,519	-

	Corporate Bonds & Notes	2,211,300	-	2,211,300	-
	Short-Term Investments	9,650,557	-	9,650,557	-

	Total Assets	594,615,559	571,801,869	22,738,376	75,314

Liabilities	Derivatives:
	Equity Contracts
	Futures	(27,492)	(27,492)	-	-

	Total Liabilities	(27,492)	(27,492)	-	-

	Total	$594,588,067	$571,774,377	$22,738,376	$75,314

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 98.5%

Basic Materials - 3.7%

Kaiser Aluminum Corp	19,586	$1,521,636
PolyOne Corp	61,775	1,979,271
The Chemours Co	74,835	1,653,105
US Silica Holdings Inc	29,332	1,662,538

		6,816,550

Communications - 11.2%

ChannelAdvisor Corp *	66,844	959,211
Ciena Corp *	102,416	2,499,975
LogMeIn Inc	41,388	3,996,011
NETGEAR Inc *	35,179	1,911,979
NeuStar Inc ‘A’ *	62,605	2,091,007
RetailMeNot Inc *	100,953	938,863
Shutterfly Inc *	48,042	2,410,748
Sinclair Broadcast Group Inc ‘A’	67,823	2,261,897
TiVo Corp *	93,059	1,944,933
Web.com Group Inc *	75,661	1,600,230

		20,614,854

Consumer, Cyclical - 16.6%

AMC Entertainment Holdings Inc ‘A’	56,551	1,902,941
American Eagle Outfitters Inc	121,318	1,840,394
American Woodmark Corp *	23,875	1,796,594
Beacon Roofing Supply Inc *	43,363	1,997,733
Bloomin’ Brands Inc	120,440	2,171,533
Express Inc *	89,748	965,688
G-III Apparel Group Ltd *	46,383	1,371,081
Lithia Motors Inc ‘A’	26,018	2,519,323
Sonic Corp	91,309	2,420,602
Steven Madden Ltd *	43,851	1,567,673
Texas Roadhouse Inc	50,476	2,434,962
The Cheesecake Factory Inc	35,859	2,147,237
The Children’s Place Inc	17,921	1,809,125
Universal Electronics Inc *	28,650	1,849,358
Wabash National Corp *	143,728	2,273,777
Wolverine World Wide Inc	66,749	1,465,141

		30,533,162

Consumer, Non-Cyclical - 29.2%

Aclaris Therapeutics Inc *	32,322	877,219
Acorda Therapeutics Inc *	45,508	855,551
AMAG Pharmaceuticals Inc *	37,602	1,308,550
Amedisys Inc *	41,803	1,782,062
Cardtronics PLC ‘A’ *	43,128	2,353,495
Cynosure Inc ‘A’ *	42,133	1,921,265
Deluxe Corp	53,107	3,802,992
Depomed Inc *	87,507	1,576,876
Endologix Inc *	138,310	791,133
FibroGen Inc *	44,242	946,779
HealthSouth Corp	42,780	1,764,247
Horizon Pharma PLC *	141,099	2,282,982
ICU Medical Inc *	12,041	1,774,241
Insperity Inc	33,034	2,343,762
Ironwood Pharmaceuticals Inc *	104,442	1,596,918
J&J Snack Foods Corp	17,279	2,305,537
LHC Group Inc *	32,184	1,470,809
Masimo Corp *	34,303	2,312,022
Merit Medical Systems Inc *	46,580	1,234,370
Molina Healthcare Inc *	45,409	2,463,892
Nektar Therapeutics *	151,190	1,855,101
Neurocrine Biosciences Inc *	34,789	1,346,334
NuVasive Inc *	37,730	2,541,493
Otonomy Inc *	74,835	1,189,877
PAREXEL International Corp *	33,425	2,196,691
Puma Biotechnology Inc *	20,074	616,272
Revance Therapeutics Inc *	50,622	1,047,876

	Shares	Value
Supernus Pharmaceuticals Inc *	95,401	$2,408,875
TrueBlue Inc *	62,982	1,552,506
Ultragenyx Pharmaceutical Inc *	25,726	1,808,795
USANA Health Sciences Inc *	24,058	1,472,350

		53,800,872

Energy - 0.5%

Sanchez Energy Corp *	106,584	962,454

Financial - 6.3%

BofI Holding Inc *	57,294	1,635,744
Capital Bank Financial Corp ‘A’	32,568	1,278,294
DuPont Fabros Technology Inc REIT	45,995	2,020,560
Eagle Bancorp Inc *	25,727	1,568,061
PS Business Parks Inc REIT	16,564	1,930,037
Texas Capital Bancshares Inc *	10,547	826,885
Western Alliance Bancorp *	27,258	1,327,737
WisdomTree Investments Inc	93,659	1,043,361

		11,630,679

Industrial - 10.5%

Aerojet Rocketdyne Holdings Inc *	96,051	1,724,115
Forward Air Corp	31,476	1,491,333
Generac Holdings Inc *	58,661	2,389,849
Littelfuse Inc	15,786	2,395,841
Lydall Inc *	30,599	1,892,548
Masonite International Corp *	31,711	2,086,584
MasTec Inc *	35,876	1,372,257
Saia Inc *	48,237	2,129,664
Tennant Co	22,803	1,623,574
US Concrete Inc *	34,788	2,278,614

		19,384,379

Technology - 20.5%

Acxiom Corp *	70,425	1,887,390
Aspen Technology Inc *	51,870	2,836,252
CommVault Systems Inc *	42,562	2,187,687
Diebold Nixdorf Inc	69,867	1,757,155
Integrated Device Technology Inc *	92,477	2,178,758
j2 Global Inc	43,363	3,547,093
Microsemi Corp *	64,982	3,507,078
MicroStrategy Inc ‘A’ *	11,049	2,181,073
Power Integrations Inc	29,332	1,990,176
RealPage Inc *	91,946	2,758,380
Silicon Laboratories Inc *	32,751	2,128,815
Synchronoss Technologies Inc *	71,996	2,757,447
Take-Two Interactive Software Inc *	93,113	4,589,540
Tessera Holding Corp	53,889	2,381,894
VeriFone Systems Inc *	53,302	945,044

		37,633,782

Total Common Stocks (Cost $163,690,195)		181,376,732

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.4%

Repurchase Agreement - 1.4%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $2,573,558; collateralized by U.S. Treasury Notes: 1.500% due 05/31/20 and value $2,627,148)	$2,573,550	$2,573,550

Total Short-Term Investment (Cost $2,573,550)		2,573,550

TOTAL INVESTMENTS - 99.9% (Cost $166,263,745)		183,950,282

OTHER ASSETS & LIABILITIES, NET - 0.1%		198,008

NET ASSETS - 100.0%		$184,148,290

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	29.2%
Technology	20.5%
Consumer, Cyclical	16.6%
Communications	11.2%
Industrial	10.5%
Financial	6.3%
Basic Materials	3.7%
Others (each less than 3.0%)	1.9%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$181,376,732	$181,376,732	$-	$-
	Short-Term Investment	2,573,550	-	2,573,550	-

	Total	$183,950,282	$181,376,732	$2,573,550	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Summary Schedule of Investments

December 31, 2016

	Shares	Value
RIGHTS - 0.0%

Communications - 0.0%

Other security		$75,949

Consumer, Non-Cyclical - 0.0%

Other security		73,479

Total Rights (Cost $73,479)		149,428

COMMON STOCKS - 99.5%

Basic Materials - 4.1%

Olin Corp	103,317	2,645,948
Sensient Technologies Corp	27,874	2,190,339
The Chemours Co	114,601	2,531,536
US Silica Holdings Inc	45,813	2,596,681
Other securities		39,086,091

		49,050,595

Communications - 6.4%

Other securities		75,223,096

Consumer, Cyclical - 11.5%

Jack in the Box Inc	20,427	2,280,470
Other securities		134,340,337

		136,620,807

Consumer, Non-Cyclical - 18.5%

Deluxe Corp	30,525	2,185,895
HealthSouth Corp	56,223	2,318,637
TESARO Inc *	17,668	2,375,993
Other securities		212,244,099

		219,124,624

Diversified - 0.1%

Other security		1,167,264

Energy - 3.5%

Oasis Petroleum Inc *	146,276	2,214,619
PDC Energy Inc *	34,791	2,525,131
RSP Permian Inc *	61,577	2,747,566
Other securities		34,218,302

		41,705,618

Financial - 27.9%

Bank of the Ozarks Inc	55,551	2,921,427
Chemical Financial Corp	41,714	2,259,647
Gramercy Property Trust REIT	267,364	2,454,402
Hudson Pacific Properties Inc REIT	64,047	2,227,555
IBERIABANK Corp	26,567	2,224,986
Investors Bancorp Inc	182,374	2,544,117
MB Financial Inc	46,184	2,181,270
Medical Properties Trust Inc REIT	184,602	2,270,605
New Residential Investment Corp REIT	150,871	2,371,692
PrivateBancorp Inc	49,720	2,694,327
Prosperity Bancshares Inc	41,462	2,976,142
Radian Group Inc	134,847	2,424,549
Texas Capital Bancshares Inc *	29,969	2,349,570
UMB Financial Corp	28,304	2,182,804
Umpqua Holdings Corp	139,658	2,622,777
Webster Financial Corp	57,495	3,120,829
Wintrust Financial Corp	31,650	2,296,840
Other securities		287,634,801

		329,758,340

	Shares	Value
Industrial - 13.7%

CLARCOR Inc	29,135	$2,402,763
Curtiss-Wright Corp	27,371	2,692,212
EMCOR Group Inc	37,631	2,662,770
Teledyne Technologies Inc *	21,303	2,620,269
Woodward Inc	33,143	2,288,524
XPO Logistics Inc *	61,344	2,647,607
Other securities		147,072,265

		162,386,410

Technology - 10.3%

Advanced Micro Devices Inc *	470,866	5,339,620
Aspen Technology Inc *	48,798	2,668,275
Cavium Inc *	40,258	2,513,710
Cirrus Logic Inc *	39,347	2,224,679
Fair Isaac Corp	19,386	2,311,199
j2 Global Inc	29,330	2,399,194
MAXIMUS Inc	39,850	2,223,232
Mentor Graphics Corp	66,970	2,470,523
Microsemi Corp *	71,128	3,838,778
Science Applications International Corp	26,612	2,256,698
SYNNEX Corp	18,124	2,193,367
Take-Two Interactive Software Inc *	52,076	2,566,826
Other securities		88,522,886

		121,528,987

Utilities - 3.5%

IDACORP Inc	31,600	2,545,380
Portland General Electric Co	56,050	2,428,646
Southwest Gas Corp	29,427	2,254,697
WGL Holdings Inc	31,447	2,398,777
Other securities		31,403,530

		41,031,030

Total Common Stocks (Cost $959,200,002)		1,177,596,771

	Principal Amount

SHORT-TERM INVESTMENT - 0.5%

Repurchase Agreement - 0.5%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $6,454,090; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $6,585,526)	$6,454,069	6,454,069

Total Short-Term Investment (Cost $6,454,069)		6,454,069

TOTAL INVESTMENTS - 100.0% (Cost $965,727,550)		1,184,200,268

OTHER ASSETS & LIABILITIES, NET - 0.0%		70,179

NET ASSETS - 100.0%		$1,184,270,447

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2016

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	27.9%
Consumer, Non-Cyclical	18.5%
Industrial	13.7%
Consumer, Cyclical	11.5%
Technology	10.3%
Communications	6.4%
Basic Materials	4.1%
Energy	3.5%
Utilities	3.5%
Others (each less than 3.0%)	0.6%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Investments, including those listed under Other Securities, with a total aggregate value of $149,428 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Other securities represent the Fund’s securities not identified as top-fifty holdings and issuers in terms of value, and not exceeding one percent of the Fund’s net assets as of December 31, 2016.

(d)	A Summary Schedule of Investments is presented for this Fund. For information on availability of a complete Schedule of Investments, refer to the Where To Go For More Information section of this report.

(e)	Open futures contracts outstanding as of December 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index (03/17)	132	($35,582)

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$149,428	$-	$-	$149,428
	Common Stocks	1,177,596,771	1,177,596,771	-	-
	Short-Term Investment	6,454,069	-	6,454,069	-

	Total Assets	1,184,200,268	1,177,596,771	6,454,069	149,428

Liabilities	Derivatives:
	Equity Contracts
	Futures	(35,582)	(35,582)	-	-

	Total Liabilities	(35,582)	(35,582)	-	-

	Total	$1,184,164,686	$1,177,561,189	$6,454,069	$149,428

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 99.8%

Basic Materials - 0.7%

Ingevity Corp *	87,420	$4,795,861

Communications - 5.8%

Extreme Networks Inc *	1,157,300	5,821,219
Finisar Corp *	253,050	7,659,823
FTD Cos Inc *	341,713	8,146,438
Infinera Corp *	399,730	3,393,708
NETGEAR Inc *	76,200	4,141,470
Scholastic Corp	194,490	9,236,330

		38,398,988

Consumer, Cyclical - 15.0%

Anixter International Inc *	99,930	8,099,327
Big Lots Inc	113,970	5,722,434
Bloomin’ Brands Inc	421,040	7,591,351
Caleres Inc	231,970	7,613,255
Citi Trends Inc	362,097	6,821,908
Crocs Inc *	574,020	3,937,777
Dana Inc	521,030	9,889,149
Ethan Allen Interiors Inc	139,350	5,135,048
Red Robin Gourmet Burgers Inc *	147,120	8,297,568
Regal Entertainment Group ‘A’	327,400	6,744,440
SkyWest Inc	259,340	9,452,943
Tenneco Inc *	106,760	6,669,297
The Children’s Place Inc	54,254	5,476,941
Wesco Aircraft Holdings Inc *	449,120	6,714,344

		98,165,782

Consumer, Non-Cyclical - 10.6%

ABM Industries Inc	122,640	5,008,618
Booz Allen Hamilton Holding Corp	213,170	7,689,042
Cott Corp (Canada)	340,833	3,861,638
Horizon Pharma PLC *	270,120	4,370,542
ICON PLC *	112,200	8,437,440
LifePoint Health Inc *	123,670	7,024,456
Molina Healthcare Inc *	143,510	7,786,853
Sotheby’s *	183,890	7,329,855
TrueBlue Inc *	211,070	5,202,875
Viad Corp	169,184	7,461,014
WellCare Health Plans Inc *	36,690	5,029,465

		69,201,798

Energy - 10.5%

Gulfport Energy Corp *	252,280	5,459,339
Oasis Petroleum Inc *	480,400	7,273,256
Oil States International Inc *	230,300	8,981,700
Patterson-UTI Energy Inc	330,130	8,887,100
QEP Resources Inc *	427,490	7,870,091
RPC Inc	381,030	7,548,204
SM Energy Co	228,520	7,879,370
Synergy Resources Corp *	1,289,540	11,489,801
Western Refining Inc	86,240	3,264,184

		68,653,045

Financial - 26.9%

1st Source Corp	119,375	5,331,287
Associated Banc-Corp	408,020	10,078,094
Customers Bancorp Inc *	268,697	9,624,727
Education Realty Trust Inc REIT	170,740	7,222,302
Essent Group Ltd *	204,627	6,623,776
First American Financial Corp	109,630	4,015,747
First Commonwealth Financial Corp	498,410	7,067,454
Fulton Financial Corp	407,700	7,664,760
Gramercy Property Trust REIT	951,718	8,736,771

	Shares	Value
HomeStreet Inc *	180,850	$5,714,860
Hope Bancorp Inc	423,303	9,266,103
Huntington Bancshares Inc	390,674	5,164,710
Independent Bank Group Inc	137,032	8,550,797
Kite Realty Group Trust REIT	2,407	56,516
National Storage Affiliates Trust REIT	388,740	8,579,492
Ramco-Gershenson Properties Trust REIT	393,732	6,528,077
Selective Insurance Group Inc	122,400	5,269,320
State Auto Financial Corp	98,725	2,646,817
Sterling Bancorp	407,720	9,540,648
Synovus Financial Corp	164,740	6,767,519
Texas Capital Bancshares Inc *	152,650	11,967,760
Validus Holdings Ltd	69,880	3,844,099
Webster Financial Corp	211,320	11,470,450
WSFS Financial Corp	122,090	5,658,871
Zions Bancorp	203,020	8,737,981

		176,128,938

Industrial - 15.2%

AECOM *	204,311	7,428,748
Air Transport Services Group Inc *	231,295	3,691,468
Atlas Air Worldwide Holdings Inc *	97,430	5,080,975
Covenant Transportation Group Inc ‘A’ *	363,080	7,021,967
EMCOR Group Inc	69,810	4,939,756
EnerSys	112,060	8,751,886
Esterline Technologies Corp *	88,380	7,883,496
Graphic Packaging Holding Co	664,840	8,297,203
Oshkosh Corp	123,230	7,961,890
Regal Beloit Corp	92,460	6,402,855
Saia Inc *	141,010	6,225,592
SPX FLOW Inc *	193,790	6,212,907
Terex Corp	86,970	2,742,164
Tutor Perini Corp *	323,880	9,068,640
Vishay Intertechnology Inc	473,662	7,673,325

		99,382,872

Technology - 12.3%

Advanced Micro Devices Inc *	557,030	6,316,720
Cabot Microelectronics Corp	78,310	4,946,843
CSG Systems International Inc	162,680	7,873,712
Cypress Semiconductor Corp	647,881	7,411,759
FormFactor Inc *	737,756	8,262,867
Integrated Device Technology Inc *	156,120	3,678,187
Mitel Networks Corp *	935,479	6,361,257
NCR Corp *	196,400	7,965,984
Photronics Inc *	438,030	4,949,739
Unisys Corp *	492,920	7,369,154
VeriFone Systems Inc *	222,120	3,938,188
Verint Systems Inc *	214,120	7,547,730
Virtusa Corp *	154,820	3,889,078

		80,511,218

Utilities - 2.8%

PNM Resources Inc	240,690	8,255,667
Portland General Electric Co	138,230	5,989,506
Southwest Gas Corp	52,049	3,987,994

		18,233,167

Total Common Stocks (Cost $535,162,125)		653,471,669

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.5%

Repurchase Agreement - 0.5%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $3,568,527; collateralized by U.S. Treasury Notes: 2.250% due 11/15/24 and value $3,639,902)	$3,568,515	$3,568,515

Total Short-Term Investment (Cost $3,568,515)		3,568,515

TOTAL INVESTMENTS - 100.3% (Cost $538,730,640)		657,040,184

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(2,192,709)

NET ASSETS - 100.0%		$654,847,475

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	26.9%
Industrial	15.2%
Consumer, Cyclical	15.0%
Technology	12.3%
Consumer, Non-Cyclical	10.6%
Energy	10.5%
Communications	5.8%
Others (each less than 3.0%)	4.0%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$653,471,669	$653,471,669	$-	$-
	Short-Term Investment	3,568,515	-	3,568,515	-

	Total	$657,040,184	$653,471,669	$3,568,515	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 97.7%

Basic Materials - 0.3%

AdvanSix Inc *	130,260	$2,883,956

Communications - 8.4%

CBS Corp ‘B’	149,797	9,530,085
Charter Communications Inc ‘A’ *	36,679	10,560,618
Cisco Systems Inc	440,213	13,303,237
Clear Channel Outdoor Holdings Inc ‘A’	444,114	2,242,776
DISH Network Corp ‘A’ *	285,690	16,550,022
Entercom Communications Corp ‘A’	306,666	4,691,990
Expedia Inc	78,891	8,936,772
Media General Inc *	345,344	6,502,827
Nexstar Broadcasting Group Inc ‘A’	69,308	4,387,196
Sinclair Broadcast Group Inc ‘A’	130,577	4,354,743
T-Mobile US Inc *	106,269	6,111,530
Time Warner Inc	70,024	6,759,417
Verizon Communications Inc	205,921	10,992,063

		104,923,276

Consumer, Cyclical - 11.6%

AutoZone Inc *	11,176	8,826,693
Bed Bath & Beyond Inc	154,485	6,278,270
Best Buy Co Inc	188,964	8,063,094
Brinker International Inc	101,899	5,047,057
Columbia Sportswear Co	108,820	6,344,206
CVS Health Corp	149,536	11,799,886
Delta Air Lines Inc	406,507	19,996,079
Genuine Parts Co	132,455	12,654,751
Hanesbrands Inc	261,670	5,644,222
Hilton Worldwide Holdings Inc	403,806	10,983,523
Kohl’s Corp	201,084	9,929,528
La Quinta Holdings Inc *	339,699	4,827,123
Newell Brands Inc	121,107	5,407,428
Red Rock Resorts Inc ‘A’	103,059	2,389,938
The Gap Inc	236,083	5,297,703
The Home Depot Inc	70,866	9,501,713
Tiffany & Co	143,551	11,115,154

		144,106,368

Consumer, Non-Cyclical - 14.1%

Aetna Inc	106,380	13,192,184
Allergan PLC *	28,981	6,086,300
Amplify Snack Brands Inc *	73,891	650,980
Cigna Corp	31,788	4,240,201
Coty Inc ‘A’	303,041	5,548,681
Dr Pepper Snapple Group Inc	92,379	8,376,004
HCA Holdings Inc *	122,664	9,079,589
Johnson & Johnson	170,053	19,591,806
Merck & Co Inc	298,582	17,577,522
Molson Coors Brewing Co ‘B’	45,826	4,459,328
PayPal Holdings Inc *	171,133	6,754,620
Pfizer Inc	902,780	29,322,295
Post Holdings Inc *	111,034	8,926,023
The Kroger Co	237,161	8,184,426
The Procter & Gamble Co	148,876	12,517,494
TreeHouse Foods Inc *	122,543	8,846,379
UnitedHealth Group Inc	78,232	12,520,249

		175,874,081

Energy - 7.1%

ConocoPhillips	209,967	10,527,745
EQT Corp	142,161	9,297,329
Exxon Mobil Corp	321,013	28,974,633
Kinder Morgan Inc	510,088	10,563,923
Marathon Petroleum Corp	226,093	11,383,783

	Shares	Value
PBF Energy Inc ‘A’	245,327	$6,839,717
Phillips 66	129,066	11,152,593

		88,739,723

Financial - 36.6%

Alleghany Corp *	5,077	3,087,425
Allied World Assurance Co Holdings AG	170,350	9,149,499
Ally Financial Inc	461,274	8,773,432
American Homes 4 Rent ‘A’ REIT	399,257	8,376,412
American International Group Inc	320,816	20,952,493
Bank of America Corp	1,473,735	32,569,544
Brixmor Property Group Inc REIT	309,966	7,569,370
Capital One Financial Corp	329,106	28,711,207
CBRE Group Inc ‘A’ *	154,843	4,876,006
Chubb Ltd	86,658	11,449,255
Citigroup Inc	253,460	15,063,128
Citizens Financial Group Inc	393,090	14,005,797
CNO Financial Group Inc	258,180	4,944,147
EastGroup Properties Inc REIT	78,523	5,798,138
Fifth Third Bancorp	311,514	8,401,533
First Republic Bank	89,556	8,251,690
Invesco Ltd	194,470	5,900,220
Kimco Realty Corp REIT	271,086	6,820,524
Loews Corp	561,426	26,291,580
M&T Bank Corp	116,175	18,173,255
Marsh & McLennan Cos Inc	51,824	3,502,784
Morgan Stanley	229,660	9,703,135
Northern Trust Corp	99,068	8,822,005
Outfront Media Inc REIT	269,344	6,698,585
Prudential Financial Inc	60,941	6,341,520
Rayonier Inc REIT	373,695	9,940,287
SunTrust Banks Inc	280,953	15,410,272
T Rowe Price Group Inc	179,724	13,526,028
The Charles Schwab Corp	222,387	8,777,615
The Hartford Financial Services Group Inc	304,982	14,532,392
The PNC Financial Services Group Inc	157,528	18,424,475
The Travelers Cos Inc	106,692	13,061,235
Unum Group	215,141	9,451,144
US Bancorp	263,698	13,546,166
Wells Fargo & Co	906,702	49,968,347
Weyerhaeuser Co REIT	163,748	4,927,177

		455,797,822

Industrial - 9.2%

Arrow Electronics Inc *	118,767	8,468,087
Ball Corp	162,146	12,172,300
Carlisle Cos Inc	111,656	12,314,540
Dover Corp	119,338	8,941,996
Energizer Holdings Inc	96,069	4,285,638
Graphic Packaging Holding Co	401,008	5,004,580
Honeywell International Inc	108,516	12,571,579
Illinois Tool Works Inc	77,696	9,514,652
KapStone Paper & Packaging Corp	270,409	5,962,518
Martin Marietta Materials Inc	42,764	9,473,509
United Technologies Corp	127,493	13,975,783
WestRock Co	234,201	11,890,385

		114,575,567

Technology - 4.6%

Hewlett Packard Enterprise Co	362,964	8,398,987
KLA-Tencor Corp	96,400	7,584,752
Microsoft Corp	252,489	15,689,666
QUALCOMM Inc	144,449	9,418,075
Texas Instruments Inc	224,866	16,408,472

		57,499,952

Utilities - 5.8%

American Electric Power Co Inc	195,007	12,277,641
Duke Energy Corp	132,738	10,303,123
Edison International	125,499	9,034,673

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Eversource Energy	146,101	$8,069,158
NextEra Energy Inc	108,491	12,960,335
Sempra Energy	70,740	7,119,274
Xcel Energy Inc	307,874	12,530,472

		72,294,676

Total Common Stocks (Cost $1,024,201,342)		1,216,695,421

	Principal Amount

SHORT-TERM INVESTMENT - 2.4%

Repurchase Agreement - 2.4%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $29,699,613; collateralized by U.S. Treasury Notes: 2.250% due 11/15/24 and value $30,296,102)	$29,699,514	29,699,514

Total Short-Term Investment (Cost $29,699,514)		29,699,514

TOTAL INVESTMENTS - 100.1% (Cost $1,053,900,856)		1,246,394,935

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,701,841)

NET ASSETS - 100.0%		$1,244,693,094

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	36.6%
Consumer, Non-Cyclical	14.1%
Consumer, Cyclical	11.6%
Industrial	9.2%
Communications	8.4%
Energy	7.1%
Utilities	5.8%
Technology	4.6%
Others (each less than 3.0%)	2.7%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,216,695,421	$1,216,695,421	$-	$-
	Short-Term Investment	29,699,514	-	29,699,514	-

	Total	$1,246,394,935	$1,216,695,421	$29,699,514	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
WARRANTS - 0.0%

Malaysia - 0.0%

Genting Bhd Exercise @ MYR 7.96 Exp 12/18/18 *	1,707,375	$529,035

Total Warrants (Cost $804,480)		529,035

PREFERRED STOCKS - 2.4%

Brazil - 2.3%

Lojas Americanas SA	7,879,570	41,050,632

India - 0.1%

Zee Entertainment Enterprises Ltd	13,018,073	1,877,810

Total Preferred Stocks (Cost $36,023,233)		42,928,442

COMMON STOCKS - 93.0%

Argentina - 0.1%

MercadoLibre Inc	14,000	2,185,960

Brazil - 5.4%

Ambev SA ADR	3,380,220	16,596,880
BM&FBovespa SA	6,229,143	31,515,990
Cielo SA	204,500	1,748,677
Embraer SA ADR	770,893	14,839,690
Estacio Participacoes SA	2,905,700	14,074,571
Kroton Educacional SA	2,745,290	11,211,901
Sul America SA	1,810,641	10,004,031

		99,991,740

China - 19.6%

3SBio Inc * ~	1,853,500	1,800,350
Alibaba Group Holding Ltd ADR *	1,029,726	90,420,240
Baidu Inc ADR *	390,560	64,211,970
China Lodging Group Ltd ADR	315,086	16,334,058
China Pacific Insurance Group Co Ltd ‘H’	1,317,400	4,560,566
Ctrip.com International Ltd ADR *	812,000	32,480,000
New Oriental Education & Technology Group Inc ADR *	483,950	20,374,295
Sinopharm Group Co Ltd ‘H’	5,311,600	21,768,759
SOHO China Ltd	11,952,000	5,866,918
Tencent Holdings Ltd	3,275,318	79,416,985
Tingyi Cayman Islands Holding Corp	7,412,000	8,985,771
Want Want China Holdings Ltd	20,645,000	13,184,928

		359,404,840

Colombia - 1.7%

Grupo Aval Acciones y Valores SA ADR	2,156,950	17,126,183
Grupo de Inversiones Suramericana SA	1,158,787	14,745,391

		31,871,574

Egypt - 0.5%

Commercial International Bank Egypt SAE	2,444,753	9,850,870

France - 3.4%

Kering	126,604	28,397,728
LVMH Moet Hennessy Louis Vuitton SE	174,341	33,241,880

		61,639,608

	Shares	Value
Hong Kong - 6.1%

AIA Group Ltd	7,259,200	$40,664,871
Hang Lung Group Ltd	2,105,000	7,304,131
Hong Kong Exchanges & Clearing Ltd	529,869	12,461,656
Jardine Strategic Holdings Ltd (XSES)	841,270	27,835,704
Melco Crown Entertainment Ltd ADR	1,459,880	23,212,092

		111,478,454

India - 14.9%

Apollo Hospitals Enterprise Ltd	786,467	13,647,422
Asian Paints Ltd	183,015	2,400,697
Biocon Ltd	271,099	3,785,027
Cholamandalam Investment & Finance Co Ltd	314,885	4,391,780
Dr Reddy’s Laboratories Ltd	474,726	21,430,640
Glenmark Pharmaceuticals Ltd	731,378	9,553,275
Housing Development Finance Corp Ltd	4,636,862	85,994,758
Infosys Ltd	3,345,059	49,649,165
Kotak Mahindra Bank Ltd	1,715,854	18,156,198
Tata Consultancy Services Ltd	617,870	21,493,178
UltraTech Cement Ltd	260,276	12,433,482
Zee Entertainment Enterprises Ltd	4,489,269	29,881,669

		272,817,291

Indonesia - 2.2%

P.T. Astra International Tbk	24,844,000	15,191,387
P.T. Bank Mandiri Persero Tbk	15,250,900	13,052,991
P.T. Indocement Tunggal Prakarsa Tbk	7,750,600	8,829,102
P.T. Semen Indonesia Persero Tbk	4,549,500	3,087,024

		40,160,504

Italy - 1.6%

PRADA SPA	8,607,500	29,095,833

Japan - 2.3%

Fast Retailing Co Ltd	53,900	19,243,749
Murata Manufacturing Co Ltd	176,900	23,622,644

		42,866,393

Jordan - 0.2%

Hikma Pharmaceuticals PLC	168,980	3,938,531

Malaysia - 1.8%

Genting Bhd	13,658,200	24,321,509
Genting Malaysia Bhd	8,784,400	8,955,177

		33,276,686

Mexico - 4.5%

Fomento Economico Mexicano SAB de CV	2,486,541	18,912,665
Fomento Economico Mexicano SAB de CV ADR	144,960	11,047,401
Grupo Aeroportuario del Sureste SAB de CV ‘B’	717,695	10,340,453
Grupo Financiero Banorte SAB de CV ‘O’	4,082,325	20,146,112
Grupo Financiero Inbursa SAB de CV ‘O’	11,976,071	18,123,285
Kimberly-Clark de Mexico SAB de CV ‘A’	2,565,876	4,621,873

		83,191,789

Nigeria - 0.5%

Nigerian Breweries PLC	12,156,285	5,711,501
Zenith Bank PLC	56,466,824	2,644,249

		8,355,750

Peru - 0.1%

Credicorp Ltd	13,870	2,189,518

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Philippines - 3.4%

Ayala Land Inc	12,192,300	$7,833,523
BDO Unibank Inc	923,200	2,080,375
Jollibee Foods Corp	2,797,648	10,898,490
SM Investments Corp	1,734,719	22,840,403
SM Prime Holdings Inc	32,226,275	18,347,905

		62,000,696

Poland - 1.1%

Bank Pekao SA	647,250	19,434,735

Russia - 9.9%

Alrosa PJSC *	9,515,742	15,135,987
Magnit PJSC (RTS) *	382,521	68,576,906
Moscow Exchange MICEX-RTS PJSC *	5,297,511	10,849,032
Novatek PJSC GDR (LI) ~	477,773	61,906,913
Sberbank of Russia PJSC ADR	2,268,833	26,123,368

		182,592,206

South Africa - 0.3%

Mediclinic International PLC	606,310	5,759,274

South Korea - 2.2%

LG Household & Health Care Ltd	23,166	16,436,078
NAVER Corp	30,069	19,255,504
Samsung Biologics Co Ltd *	33,072	4,134,685

		39,826,267

Switzerland - 0.9%

Glencore PLC *	4,953,554	16,737,479

Taiwan - 4.1%

Taiwan Semiconductor Manufacturing Co Ltd	13,484,376	75,529,410

Thailand - 0.7%

Airports of Thailand PCL	328,500	3,647,898
CP ALL PCL	5,220,200	9,097,984

		12,745,882

Turkey - 0.9%

Anadolu Efes Biracilik Ve Malt Sanayii AS	1,504,581	7,520,985
BIM Birlesik Magazalar AS	636,629	8,834,567

		16,355,552

United Arab Emirates - 1.8%

DP World Ltd (NASDAQ)	1,520,211	26,625,282
Emaar Properties PJSC	3,554,133	6,890,833

		33,516,115

United Kingdom - 1.1%

Old Mutual PLC (XJSE)	8,364,942	20,942,727

United States - 1.7%

Cognizant Technology Solutions Corp ‘A’ *	326,020	18,266,901
Tiffany & Co	159,670	12,363,248

		30,630,149

Total Common Stocks (Cost $1,648,005,106)		1,708,385,833

	Principal Amount	Value
SHORT-TERM INVESTMENT - 4.8%

Repurchase Agreement - 4.8%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $87,519,389; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $89,273,269)	$87,519,097	$87,519,097

Total Short-Term Investment (Cost $87,519,097)		87,519,097

TOTAL INVESTMENTS - 100.2% (Cost $1,772,351,916)		1,839,362,407

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(3,013,293)

NET ASSETS - 100.0%		$1,836,349,114

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	23.5%
Consumer, Non-Cyclical	18.5%
Communications	17.4%
Consumer, Cyclical	16.0%
Technology	9.0%
Short-Term Investment	4.8%
Industrial	4.2%
Energy	3.4%
Others (each less than 3.0%)	3.4%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	As of December 31, 2016, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	19.6%
India	15.0%
Russia	9.9%
Brazil	7.7%
United States (Includes Short-Term Investment)	6.5%
Hong Kong	6.1%
Mexico	4.5%
Taiwan	4.1%
Philippines	3.4%
France	3.4%
Others (each less than 3.0%)	20.0%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$529,035	$529,035	$-	$-
	Preferred Stocks
	Brazil	41,050,632	-	41,050,632	-
	India	1,877,810	1,877,810	-	-

	Total Preferred Stocks	42,928,442	1,877,810	41,050,632	-

	Common Stocks
	Argentina	2,185,960	2,185,960	-	-
	Brazil	99,991,740	31,436,570	68,555,170	-
	China	359,404,840	223,820,563	135,584,277	-
	Colombia	31,871,574	31,871,574	-	-
	Egypt	9,850,870	-	9,850,870	-
	France	61,639,608	-	61,639,608	-
	Hong Kong	111,478,454	23,212,092	88,266,362	-
	India	272,817,291	4,391,780	268,425,511	-
	Indonesia	40,160,504	-	40,160,504	-
	Italy	29,095,833	-	29,095,833	-
	Japan	42,866,393	-	42,866,393	-
	Jordan	3,938,531	-	3,938,531	-
	Malaysia	33,276,686	-	33,276,686	-
	Mexico	83,191,789	83,191,789	-	-
	Nigeria	8,355,750	8,355,750	-	-
	Peru	2,189,518	2,189,518	-	-
	Philippines	62,000,696	-	62,000,696	-
	Poland	19,434,735	-	19,434,735	-
	Russia	182,592,206	15,048,493	167,543,713	-
	South Africa	5,759,274	-	5,759,274	-
	South Korea	39,826,267	4,134,685	35,691,582	-
	Switzerland	16,737,479	-	16,737,479	-
	Taiwan	75,529,410	-	75,529,410	-
	Thailand	12,745,882	-	12,745,882	-
	Turkey	16,355,552	7,520,985	8,834,567	-
	United Arab Emirates	33,516,115	-	33,516,115	-
	United Kingdom	20,942,727	-	20,942,727	-
	United States	30,630,149	30,630,149	-	-

	Total Common Stocks	1,708,385,833	467,989,908	1,240,395,925	-

	Short-Term Investment	87,519,097	-	87,519,097	-

	Total	$1,839,362,407	$470,396,753	$1,368,965,654	$-

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$9,850,870	1	2	Unadjusted Exchange-Traded Price	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor
30,622,127	2	1	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Unadjusted Exchange-Traded Price

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 98.8%

Australia - 0.5%

Orica Ltd	742,445	$9,435,830

Belgium - 1.0%

KBC Group NV	317,873	19,640,666

Brazil - 0.8%

Ambev SA ADR	2,953,837	14,503,340

Canada - 5.0%

Canadian National Railway Co (NYSE)	579,638	39,067,601
Element Fleet Management Corp	1,289,566	11,967,372
Loblaw Cos Ltd	251,827	13,286,728
Suncor Energy Inc (TSE)	976,697	31,934,606

		96,256,307

China - 0.9%

Alibaba Group Holding Ltd ADR *	202,821	17,809,712

Denmark - 1.8%

Carlsberg AS ‘B’	139,268	11,995,034
Novo Nordisk AS ‘B’	625,949	22,454,157

		34,449,191

France - 14.7%

Air Liquide SA	416,005	46,259,226
Danone SA	572,068	36,199,637
Dassault Systemes SE	180,161	13,713,138
Engie SA	1,537,963	19,576,646
Hermes International	11,048	4,532,083
L’Oreal SA	106,763	19,459,188
Legrand SA	299,974	17,019,077
LVMH Moet Hennessy Louis Vuitton SE	196,995	37,561,355
Pernod Ricard SA	392,008	42,423,125
Schneider Electric SE (XPAR)	633,251	43,990,964

		280,734,439

Germany - 11.0%

Bayer AG	616,717	64,251,689
Beiersdorf AG	413,658	35,040,090
Linde AG	104,615	17,160,791
Merck KGaA	220,043	22,911,063
MTU Aero Engines AG	95,364	11,000,223
ProSiebenSat.1 Media SE	335,361	12,908,709
SAP SE	530,699	45,908,142

		209,180,707

Hong Kong - 3.1%

AIA Group Ltd	7,737,751	43,345,637
Global Brands Group Holding Ltd *	52,584,699	6,955,814
Li & Fung Ltd	19,593,980	8,587,232

		58,888,683

Ireland - 0.8%

Experian PLC	793,603	15,365,440

Israel - 1.1%

Check Point Software Technologies Ltd *	255,562	21,584,766

Italy - 1.8%

Eni SPA	1,301,924	21,105,586
Luxottica Group SPA	243,426	13,083,280

		34,188,866

	Shares	Value
Japan - 12.8%

Daikin Industries Ltd	197,700	$18,111,076
Denso Corp	768,800	33,255,561
FANUC Corp	128,200	21,447,139
Hoya Corp	1,330,500	55,787,086
Japan Tobacco Inc	776,100	25,474,421
Kubota Corp	1,130,700	16,113,391
Kyocera Corp	455,700	22,593,834
Shin-Etsu Chemical Co Ltd	184,400	14,270,519
Terumo Corp	1,015,800	37,447,764

		244,500,791

Netherlands - 6.0%

Akzo Nobel NV	497,827	31,107,604
Heineken NV	78,891	5,911,926
ING Groep NV	2,925,051	41,181,058
Randstad Holding NV	667,984	36,183,070

		114,383,658

Singapore - 2.1%

DBS Group Holdings Ltd	2,695,914	32,164,517
Singapore Telecommunications Ltd	3,444,749	8,640,926

		40,805,443

Spain - 1.6%

Amadeus IT Group SA	666,344	30,221,447

Sweden - 1.3%

Hennes & Mauritz AB ‘B’	861,802	23,890,106

Switzerland - 13.4%

Julius Baer Group Ltd	420,046	18,608,763
Kuehne + Nagel International AG	64,989	8,578,462
Nestle SA	1,032,986	74,000,602
Novartis AG	499,436	36,320,705
Roche Holding AG (XVTX)	239,503	54,595,324
UBS Group AG (XVTX)	2,807,993	43,904,229
Zurich Insurance Group AG	68,377	18,791,354

		254,799,439

Taiwan - 2.6%

Hon Hai Precision Industry Co Ltd	2,170,486	5,645,624
Taiwan Semiconductor Manufacturing Co Ltd ADR	1,503,765	43,233,244

		48,878,868

United Kingdom - 14.1%

Barclays PLC	6,196,000	17,003,968
Compass Group PLC	2,763,120	51,066,718
Diageo PLC	1,127,869	29,268,013
Prudential PLC	670,436	13,380,201
Reckitt Benckiser Group PLC	496,613	42,067,054
RELX NV	755,073	12,700,236
Rio Tinto PLC	501,527	19,147,288
Rolls-Royce Holdings PLC *	1,489,935	12,237,575
Smiths Group PLC	789,220	13,738,032
WPP PLC	2,568,656	57,161,370

		267,770,455

United States - 2.4%

Delphi Automotive PLC	133,534	8,993,515
Yum China Holdings Inc *	874,661	22,846,145
Yum! Brands Inc	216,672	13,721,838

		45,561,498

Total Common Stocks (Cost $1,849,438,299)		1,882,849,652

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.6%

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $6,188,769; collateralized by U.S. Treasury Notes: 2.250% due 11/15/24 and value $6,316,447)	$6,188,749	$6,188,749

U.S. Government Agency Issue - 0.3%

Federal Home Loan Bank 0.304% due 01/03/17	4,750,000	4,750,000

Total Short-Term Investments (Cost $10,938,670)		10,938,749

TOTAL INVESTMENTS - 99.4% (Cost $1,860,376,969)		1,893,788,401

OTHER ASSETS & LIABILITIES, NET - 0.6%		11,712,399

NET ASSETS - 100.0%		$1,905,500,800

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	34.8%
Industrial	15.5%
Financial	13.0%
Consumer, Cyclical	11.8%
Technology	8.1%
Basic Materials	6.7%
Communications	5.1%
Others (each less than 3.0%)	4.4%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	As of December 31, 2016, the Fund’s composition by country of risk as a percentage of net assets was as follows:

France	14.7%
United Kingdom	14.1%
Switzerland	13.4%
Japan	12.8%
Germany	11.0%
Netherlands	6.0%
Canada	5.0%
Hong Kong	3.1%
United States (Includes Short-Term Investments)	3.0%
Others (each less than 3.0%)	16.3%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$9,435,830	$-	$9,435,830	$-
	Belgium	19,640,666	-	19,640,666	-
	Brazil	14,503,340	14,503,340	-	-
	Canada	96,256,307	96,256,307	-	-
	China	17,809,712	17,809,712	-	-
	Denmark	34,449,191	-	34,449,191	-
	France	280,734,439	-	280,734,439	-
	Germany	209,180,707	-	209,180,707	-
	Hong Kong	58,888,683	-	58,888,683	-
	Ireland	15,365,440	-	15,365,440	-
	Israel	21,584,766	21,584,766	-	-
	Italy	34,188,866	-	34,188,866	-
	Japan	244,500,791	-	244,500,791	-
	Netherlands	114,383,658	-	114,383,658	-
	Singapore	40,805,443	-	40,805,443	-
	Spain	30,221,447	-	30,221,447	-
	Sweden	23,890,106	-	23,890,106	-
	Switzerland	254,799,439	-	254,799,439	-
	Taiwan	48,878,868	43,233,244	5,645,624	-
	United Kingdom	267,770,455	-	267,770,455	-
	United States	45,561,498	45,561,498	-	-

	Total Common Stocks	1,882,849,652	238,948,867	1,643,900,785	-

	Short-Term Investments	10,938,749	-	10,938,749	-

	Total	$1,893,788,401	$238,948,867	$1,654,839,534	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
PREFERRED STOCKS - 0.1%

Germany - 0.1%

Draegerwerk AG & Co KGaA	20,641	$1,724,806

Total Preferred Stocks (Cost $1,707,065)		1,724,806

COMMON STOCKS - 98.0%

Australia - 5.3%

Abacus Property Group REIT	1,063,770	2,313,918
Ansell Ltd	239,068	4,253,710
APN Outdoor Group Ltd	562,508	2,392,033
Aristocrat Leisure Ltd	581,794	6,490,840
Asaleo Care Ltd	1,587,654	1,692,538
Beach Energy Ltd	1,606,586	977,675
CSR Ltd	1,621,306	5,390,294
Genworth Mortgage Insurance Australia Ltd	724,120	1,706,723
Investa Office Fund REIT	957,666	3,261,622
JB Hi-Fi Ltd	259,789	5,250,982
Link Administration Holdings Ltd	552,850	3,014,110
Metcash Ltd *	2,439,007	4,011,116
Myer Holdings Ltd	3,182,996	3,164,262
Orora Ltd	3,113,254	6,695,062
Resolute Mining Ltd	2,745,266	2,497,226
Sirtex Medical Ltd	139,889	1,425,898
Southern Cross Media Group Ltd	1,975,604	2,198,041
Vita Group Ltd	1,778,940	4,139,348

		60,875,398

Austria - 0.8%

CA Immobilien Anlagen AG *	116,153	2,132,353
Oesterreichische Post AG *	53,183	1,782,714
Vienna Insurance Group AG Wiener Versicherung Gruppe	113,091	2,530,287
Wienerberger AG	134,601	2,337,140

		8,782,494

Belgium - 0.2%

Bekaert SA	66,831	2,701,275

Canada - 8.9%

AGF Management Ltd ‘B’	435,100	2,031,860
Artis REIT	282,600	2,673,087
Athabasca Oil Corp *	2,854,200	4,357,882
Badger Daylighting Ltd	136,800	3,270,607
Bird Construction Inc	293,993	1,983,821
Bonavista Energy Corp	327,460	1,173,115
Capital Power Corp	216,400	3,744,067
Capstone Mining Corp *	1,498,300	1,406,069
Celestica Inc (TSE) *	281,300	3,333,321
Cominar REIT	212,700	2,331,914
Constellation Software Inc	15,079	6,852,120
Crombie REIT	209,300	2,116,928
Detour Gold Corp *	132,400	1,803,594
Dorel Industries Inc ‘B’	65,300	1,887,044
Dream Global REIT	332,600	2,340,945
Enerplus Corp (TSE)	557,565	5,290,566
Genworth MI Canada Inc	112,300	2,815,341
Gran Tierra Energy Inc *	908,700	2,747,791
Granite REIT	73,800	2,464,122
Intertape Polymer Group Inc	231,514	4,341,804
Linamar Corp	93,300	4,008,846
Maple Leaf Foods Inc	182,551	3,823,285
Martinrea International Inc	333,800	2,135,584
New Gold Inc *	802,000	2,813,406

	Shares	Value
Paramount Resources Ltd ‘A’ *	263,100	$3,540,921
Parex Resources Inc *	269,900	3,397,244
Penn West Petroleum Ltd *	2,078,800	3,669,427
Pure Industrial Real Estate Trust REIT	750,934	3,126,445
Quebecor Inc ‘B’	143,500	3,988,694
Sandvine Corp	1,198,800	2,508,940
Trican Well Service Ltd *	1,602,600	5,490,604
Trilogy Energy Corp *	652,772	3,670,673
Wi-LAN Inc	115,227	187,947
Yamana Gold Inc	483,800	1,358,452

		102,686,466

Cyprus - 0.1%

Ocean Rig UDW Inc *	432,163	751,964

Denmark - 2.5%

Dfds AS	91,206	4,158,381
GN Store Nord AS	210,075	4,344,420
NKT Holding AS	46,507	3,279,548
Rockwool International AS ‘B’	16,240	2,861,964
Royal Unibrew AS	164,112	6,327,794
Spar Nord Bank AS	153,723	1,760,888
Vestas Wind Systems AS	98,681	6,391,028

		29,124,023

Finland - 0.7%

Valmet OYJ	228,012	3,347,786
YIT OYJ	604,032	4,807,057

		8,154,843

France - 6.3%

Alten SA	38,829	2,726,059
Altran Technologies SA *	202,510	2,955,478
Arkema SA	64,052	6,261,125
Atos SE	70,795	7,461,620
Eiffage SA	61,924	4,313,098
Euler Hermes Group	20,603	1,809,459
Fonciere Des Regions REIT	50,538	4,406,435
Ipsen SA	70,960	5,127,217
IPSOS	75,005	2,356,384
Lagardere SCA	142,113	3,944,406
Mercialys SA REIT	101,409	2,053,722
Nexans SA *	82,430	4,263,170
Rubis SCA	39,215	3,229,803
SCOR SE	159,546	5,506,053
Technip SA	75,841	5,402,288
Teleperformance	52,563	5,269,745
Valeo SA	95,585	5,487,325

		72,573,387

Germany - 6.0%

AURELIUS Equity Opportunities SE & Co KGaA	39,349	2,300,617
Aurubis AG	84,174	4,844,420
Bechtle AG	21,547	2,240,384
Carl Zeiss Meditec AG	47,140	1,734,540
Covestro AG ~	104,005	7,118,896
Deutz AG	368,553	2,067,822
Evotec AG *	419,437	3,277,019
Grammer AG	48,332	2,411,499
Grand City Properties SA	108,065	1,960,702
HOCHTIEF AG	39,915	5,572,652
KION Group AG	71,980	3,996,435
Kloeckner & Co SE *	174,969	2,184,852
OSRAM Licht AG	96,964	5,077,557
Pfeiffer Vacuum Technology AG	19,214	1,792,089
RHOEN-KLINIKUM AG	149,380	4,032,234
SMA Solar Technology AG	69,703	1,837,969
Software AG	109,429	3,966,083

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
STADA Arzneimittel AG	84,916	$4,386,917
Talanx AG *	123,312	4,118,489
Uniper SE *	324,522	4,466,872

		69,388,048

Hong Kong - 2.3%

Champion REIT	3,276,000	1,770,897
Chow Tai Fook Jewellery Group Ltd	2,250,600	1,717,241
Dah Sing Financial Holdings Ltd	315,200	2,127,927
HK Electric Investments & HK Electric Investments Ltd ~ >>	3,756,500	3,096,888
Hopewell Holdings Ltd	530,000	1,825,474
Hutchison Telecommunications Hong Kong Holdings Ltd	1,756,000	565,085
Kerry Properties Ltd	758,371	2,050,807
Lifestyle International Holdings Ltd	1,394,500	1,793,644
Luk Fook Holdings International Ltd	776,000	2,022,235
Man Wah Holdings Ltd	4,336,000	2,927,759
Shun Tak Holdings Ltd *	4,622,000	1,592,334
SmarTone Telecommunications Holdings Ltd	2,406,500	3,230,528
Yue Yuen Industrial Holdings Ltd	650,500	2,357,871

		27,078,690

India - 0.5%

Vedanta Resources PLC	510,788	5,481,310

Israel - 0.4%

Orbotech Ltd *	122,700	4,099,407

Italy - 3.0%

A2A SPA	3,082,096	3,980,465
Autogrill SPA	237,774	2,145,554
Banca IFIS SPA	65,695	1,798,001
BPER Banca	847,736	4,499,265
De’ Longhi SPA	205,046	4,867,181
DiaSorin SPA	43,118	2,553,085
Enav SPA * ~	835,418	2,882,897
Maire Tecnimont SPA	681,954	1,846,696
Moncler SPA	233,663	4,060,251
Saras SPA	1,428,180	2,578,092
Societa Iniziative Autostradali e Servizi SPA	182,205	1,553,565
Unipol Gruppo Finanziario SPA	547,560	1,968,959

		34,734,011

Japan - 24.4%

Accordia Golf Co Ltd	189,500	1,945,600
Adastria Co Ltd	112,000	2,897,808
ArtSpark Holdings Inc	88,700	1,324,895
Asahi Diamond Industrial Co Ltd	363,300	2,646,862
Bando Chemical Industries Ltd	175,500	1,551,916
Calsonic Kansei Corp	232,000	3,555,950
Central Glass Co Ltd	341,000	1,586,650
Clarion Co Ltd	768,000	2,747,791
CROOZ Inc	78,100	1,830,785
Daikyo Inc	1,882,000	3,766,247
EDION Corp	240,000	2,247,470
Enplas Corp	45,400	1,336,395
EPS Holdings Inc	129,400	1,506,242
F@N Communications Inc	282,000	1,784,892
Ferrotec Corp	213,375	2,763,992
Fudo Tetra Corp	1,145,800	2,006,301
Fujikura Ltd	866,000	4,689,694
Fujitsu General Ltd	269,000	5,681,591
Furukawa Electric Co Ltd	93,300	2,722,670
GCA Corp	195,900	1,374,488
Geo Holdings Corp	160,000	1,859,908
Glory Ltd	94,300	2,971,610

	Shares	Value
Goldcrest Co Ltd	108,100	$1,940,662
Hanwa Co Ltd	642,000	4,188,302
Haseko Corp	386,600	3,919,745
Hitachi Transport System Ltd	148,900	3,016,616
Hosiden Corp	262,300	2,118,854
Idemitsu Kosan Co Ltd	142,000	3,766,596
Investors Cloud Co Ltd	50,300	1,755,217
Ishihara Sangyo Kaisha Ltd *	238,600	1,867,070
JAC Recruitment Co Ltd	203,400	2,280,258
Japan Cash Machine Co Ltd	130,800	1,671,363
Jeol Ltd	75,000	326,635
Kinden Corp	308,200	3,836,426
Kissei Pharmaceutical Co Ltd	108,200	2,690,778
Kobe Bussan Co Ltd	124,400	4,355,514
Kohnan Shoji Co Ltd	125,200	2,351,972
Leopalace21 Corp	517,600	2,858,928
Lion Corp	228,000	3,737,232
Matsumotokiyoshi Holdings Co Ltd	98,000	4,821,203
Megmilk Snow Brand Co Ltd	117,500	3,229,858
Meidensha Corp	503,000	1,726,373
Meitec Corp	69,500	2,654,973
Melco Holdings Inc	68,731	1,865,456
Miraca Holdings Inc	50,300	2,249,716
Mochida Pharmaceutical Co Ltd	29,300	2,030,586
Morinaga & Co Ltd	117,400	4,883,696
Musashi Seimitsu Industry Co Ltd	146,200	3,791,964
Nagase & Co Ltd	169,600	2,211,706
Nippon Ceramic Co Ltd	99,700	1,703,476
Nippon Suisan Kaisha Ltd	1,109,900	5,328,595
Nishimatsu Construction Co Ltd	599,000	2,894,940
Nishimatsuya Chain Co Ltd	206,200	2,464,905
Nissei Build Kogyo Co Ltd	544,000	2,464,984
Nisshinbo Holdings Inc	355,000	3,418,241
Nitto Kogyo Corp	114,600	1,560,290
Open House Co Ltd	140,000	3,322,035
Penta-Ocean Construction Co Ltd	737,000	3,555,609
Press Kogyo Co Ltd	399,200	1,759,369
Qol Co Ltd	8,500	101,530
Rengo Co Ltd	284,200	1,543,342
Roland DG Corp	103,100	2,687,666
Round One Corp	442,000	3,059,205
Ryobi Ltd	450,000	1,761,476
SAMTY Co Ltd	201,500	1,957,228
Sanken Electric Co Ltd *	762,000	3,323,726
Sanwa Holdings Corp	305,800	2,908,455
Sanyo Special Steel Co Ltd	361,000	1,702,657
Sapporo Holdings Ltd	128,100	3,291,164
Seikitokyu Kogyo Co Ltd	383,400	1,618,094
Seino Holdings Co Ltd	367,400	4,070,961
Shinko Electric Industries Co Ltd	411,300	2,770,761
Shinoken Group Co Ltd	145,900	2,586,210
Ship Healthcare Holdings Inc	95,000	2,435,301
Sojitz Corp	1,392,400	3,371,223
Sumitomo Forestry Co Ltd	270,700	3,575,214
Sumitomo Osaka Cement Co Ltd	850,000	3,202,667
Sumitomo Real Estate Sales Co Ltd	117,100	2,724,638
Sundrug Co Ltd	46,300	3,201,239
Takara Leben Co Ltd	464,200	2,696,533
Takuma Co Ltd	273,000	2,329,262
Tekken Corp	643,000	1,880,053
The Gunma Bank Ltd	696,400	3,805,624
The Musashino Bank Ltd	61,400	1,766,223
The Okinawa Electric Power Co Inc	102,900	2,311,557
Toho Holdings Co Ltd	176,700	3,521,655
Tokai Carbon Co Ltd	1,050,000	3,383,697
Tokuyama Corp *	671,300	2,541,026
Tokyu Construction Co Ltd	392,700	3,153,330
TonenGeneral Sekiyu KK	345,000	3,632,927
Tosei Corp	283,200	2,118,925
Toyota Boshoku Corp	116,300	2,666,067

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Tsugami Corp	335,000	$1,918,374
Tsukui Corp	498,300	3,368,827
Ube Industries Ltd	1,634,000	3,414,415
Ulvac Inc	231,964	7,081,355
Unipres Corp	145,700	2,892,962
Unitika Ltd *	5,047,000	3,616,383
Usen Corp	1,151,820	4,169,342
Valor Holdings Co Ltd	80,300	2,089,618
Wellnet Corp	213,000	2,353,928
Yamato Kogyo Co Ltd	150,000	4,183,403

		282,208,143

Luxembourg - 0.7%

APERAM SA	135,147	6,167,556
Orion Engineered Carbons SA	83,456	1,573,146

		7,740,702

Malta - 0.3%

Kindred Group PLC SDR	370,908	3,474,307

Netherlands - 1.4%

Boskalis Westminster	71,184	2,469,520
Corbion NV	123,414	3,300,512
Delta Lloyd NV	753,015	4,208,752
NN Group NV	102,562	3,471,983
Wereldhave NV REIT	73,616	3,311,235

		16,762,002

New Zealand - 0.2%

Fisher & Paykel Healthcare Corp Ltd	355,412	2,102,112

Singapore - 1.3%

CapitaLand Commercial Trust REIT	1,968,700	2,005,653
Mapletree Commercial Trust REIT	1,818,400	1,751,661
Mapletree Greater China Commercial Trust REIT	2,600,100	1,700,533
Mapletree Industrial Trust REIT	2,268,100	2,576,408
Mapletree Logistics Trust REIT	2,296,800	1,615,433
SATS Ltd	817,400	2,737,555
Venture Corp Ltd	356,400	2,427,482

		14,814,725

South Korea - 5.5%

Able C&C Co Ltd	90,114	1,541,699
Amotech Co Ltd *	158,030	2,863,495
Bluecom Co Ltd	238,296	2,134,717
CJ O Shopping Co Ltd	11,144	1,498,579
Dae Hyun Co Ltd	515,740	1,776,184
Dongbu Insurance Co Ltd	40,656	2,104,839
DuzonBizon Co Ltd	87,670	1,554,463
Eugene Technology Co Ltd	170,005	2,494,138
Halla Holdings Corp	29,284	1,469,061
Handsome Co Ltd	55,847	1,611,883
Hyundai Development Co-Engineering & Construction	60,948	2,264,297
Hyundai Mipo Dockyard Co Ltd *	42,980	2,388,995
Interflex Co Ltd *	178,608	3,799,046
Jusung Engineering Co Ltd *	215,201	1,837,999
KB Insurance Co Ltd	119,500	2,584,976
Korea Petrochemical Ind Co Ltd	21,598	4,915,503
LOTTE Fine Chemical Co Ltd	52,587	1,335,141
LOTTE Himart Co Ltd	41,757	1,458,185
LS Corp	46,680	2,289,957
Partron Co Ltd	380,082	3,249,868
Poongsan Corp	92,524	3,096,013
SFA Engineering Corp	45,095	2,406,332
SK Materials Co Ltd	39,936	5,916,049
Spigen Korea Co Ltd	42,918	2,019,328

	Shares	Value
Tongyang Life Insurance Co Ltd	239,709	$2,514,654
Vieworks Co Ltd	42,520	2,102,703

		63,228,104

Spain - 2.8%

Acciona SA	40,168	2,950,451
Cellnex Telecom SA ~	152,440	2,188,144
Cia de Distribucion Integral Logista Holdings SA	101,674	2,352,648
CIE Automotive SA	92,968	1,809,116
Enagas SA	232,668	5,896,559
Gamesa Corp Tecnologica SA	404,715	8,182,396
Indra Sistemas SA *	273,549	2,991,921
Mediaset Espana Comunicacion SA	256,874	3,008,959
Tecnicas Reunidas SA	77,834	3,183,190

		32,563,384

Sweden - 2.9%

Axfood AB	238,520	3,745,481
Boliden AB	182,542	4,741,526
Bonava AB ‘B’ *	133,588	2,069,487
Dometic Group AB * ~	271,840	1,995,829
Holmen AB ‘B’	84,431	3,022,342
Intrum Justitia AB	186,656	6,292,944
Mycronic AB	215,349	2,312,053
NCC AB ‘B’	133,588	3,299,780
Nibe Industrier AB ‘B’	209,009	1,643,542
Peab AB	252,509	1,998,534
Wihlborgs Fastigheter AB	109,113	2,025,163

		33,146,681

Switzerland - 9.9%

Actelion Ltd	47,174	10,194,698
Adecco Group AG	52,067	3,398,764
Ascom Holding AG	114,488	1,796,355
Autoneum Holding AG	6,687	1,752,854
Cembra Money Bank AG	73,871	5,373,584
Coca-Cola HBC AG	213,511	4,649,257
Emmi AG	5,077	3,069,729
Flughafen Zuerich AG	40,510	7,506,784
Forbo Holding AG	4,929	6,348,958
Geberit AG	7,194	2,880,166
Georg Fischer AG	7,552	6,176,211
Givaudan SA	1,282	2,346,280
Julius Baer Group Ltd	129,276	5,727,150
Logitech International SA	232,919	5,796,983
Lonza Group AG	52,806	9,126,411
Oriflame Holding AG	212,988	6,422,283
Partners Group Holding AG	7,891	3,694,074
Rieter Holding AG	9,917	1,724,738
Sika AG	1,587	7,614,195
Straumann Holding AG	18,233	7,104,694
Swiss Life Holding AG	24,398	6,891,916
Tecan Group AG	9,945	1,550,927
Vontobel Holding AG	68,762	3,609,279

		114,756,290

United Kingdom - 10.7%

3i Group PLC	833,470	7,209,838
Acacia Mining PLC	676,749	3,101,016
Auto Trader Group PLC ~	637,249	3,203,782
AVEVA Group PLC	99,691	2,311,432
Barratt Developments PLC	338,378	1,923,716
Beazley PLC	811,302	3,877,822
Bellway PLC	223,295	6,806,634
Booker Group PLC	2,047,117	4,425,030
BTG PLC *	375,652	2,727,970
De La Rue PLC	233,362	1,768,467
Equiniti Group PLC ~	321,929	773,653
Fenner PLC	532,344	1,546,663

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Fevertree Drinks PLC	243,441	$3,420,490
Go-Ahead Group PLC	148,353	4,084,622
Inchcape PLC	443,911	3,836,259
Indivior PLC	973,337	3,546,490
John Wood Group PLC	522,022	5,637,026
JRP Group PLC	1,360,790	2,507,171
Kennedy Wilson Europe Real Estate PLC	132,141	1,560,322
Ladbrokes Coral Group PLC	2,320,967	3,316,198
LondonMetric Property PLC REIT	1,266,780	2,429,259
Melrose Industries PLC	1,047,192	2,545,396
National Express Group PLC	480,354	2,093,240
Northgate PLC	376,665	2,289,005
Novae Group PLC	45,607	386,417
OneSavings Bank PLC	565,266	2,354,622
Persimmon PLC	244,325	5,330,590
Phoenix Group Holdings	499,910	4,525,279
QinetiQ Group PLC	1,372,317	4,442,524
Rentokil Initial PLC	894,432	2,446,969
Rightmove PLC	51,228	2,460,808
Savills PLC	277,846	2,403,198
Serco Group PLC *	1,205,484	2,126,742
St Modwen Properties PLC	377,388	1,419,743
Taylor Wimpey PLC	2,017,546	3,805,257
The Paragon Group of Cos PLC	580,436	2,957,785
UBM PLC	489,186	4,403,297
WH Smith PLC	109,373	2,095,673
Workspace Group PLC REIT	199,491	1,947,153
WS Atkins PLC	162,966	2,924,465

		122,972,023

United States - 0.9%

ICON PLC *	105,600	7,941,120
Tahoe Resources Inc (TSE)	303,366	2,858,213

		10,799,333

Total Common Stocks (Cost $1,020,064,674)		1,130,999,122

	Principal Amount

SHORT-TERM INVESTMENT - 1.7%

Repurchase Agreement - 1.7%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $19,142,918; collateralized by U.S. Treasury Notes: 2.250% due 11/15/24 and value $19,530,334)	$19,142,854	19,142,854

Total Short-Term Investment (Cost $19,142,854)		19,142,854

TOTAL INVESTMENTS - 99.8% (Cost $1,040,914,593)		1,151,866,782

OTHER ASSETS & LIABILITIES, NET - 0.2%		2,262,671

NET ASSETS - 100.0%		$1,154,129,453

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Industrial	22.7%
Financial	17.2%
Consumer, Non-Cyclical	16.5%
Consumer, Cyclical	14.9%
Basic Materials	7.9%
Technology	6.4%
Energy	5.6%
Communications	4.5%
Others (each less than 3.0%)	4.1%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	As of December 31, 2016, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	24.4%
United Kingdom	10.7%
Switzerland	9.9%
Canada	8.9%
France	6.3%
Germany	6.1%
South Korea	5.5%
Australia	5.3%
Italy	3.0%
Others (each less than 3.0%)	19.7%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$1,724,806	$-	$1,724,806	$-
	Common Stocks
	Australia	60,875,398	-	60,875,398	-
	Austria	8,782,494	2,337,140	6,445,354	-
	Belgium	2,701,275	-	2,701,275	-
	Canada	102,686,466	102,686,466	-	-
	Cyprus	751,964	751,964	-	-
	Denmark	29,124,023	-	29,124,023	-
	Finland	8,154,843	-	8,154,843	-
	France	72,573,387	2,356,384	70,217,003	-
	Germany	69,388,048	-	69,388,048	-
	Hong Kong	27,078,690	-	27,078,690	-
	India	5,481,310	-	5,481,310	-
	Israel	4,099,407	4,099,407	-	-
	Italy	34,734,011	5,904,651	28,829,360	-
	Japan	282,208,143	-	282,208,143	-
	Luxembourg	7,740,702	1,573,146	6,167,556	-
	Malta	3,474,307	-	3,474,307	-
	Netherlands	16,762,002	-	16,762,002	-
	New Zealand	2,102,112	-	2,102,112	-
	Singapore	14,814,725	7,065,624	7,749,101	-
	South Korea	63,228,104	-	63,228,104	-
	Spain	32,563,384	-	32,563,384	-
	Sweden	33,146,681	-	33,146,681	-
	Switzerland	114,756,290	5,334,017	109,422,273	-
	United Kingdom	122,972,023	9,515,679	113,456,344	-
	United States	10,799,333	10,799,333	-	-

	Total Common Stocks	1,130,999,122	152,423,811	978,575,311	-

	Short-Term Investment	19,142,854	-	19,142,854	-

	Total	$1,151,866,782	$152,423,811	$999,442,971	$-

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$18,064,619	2	1	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Unadjusted Exchange-Traded Price

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 99.6%

Australia - 3.9%

Australia & New Zealand Banking Group Ltd	1,331,796	$29,154,578
Goodman Group REIT	2,376,506	12,204,843

		41,359,421

Belgium - 1.9%

Anheuser-Busch InBev SA/NV	90,281	9,555,702
KBC Group NV	177,330	10,956,827

		20,512,529

Canada - 1.1%

TransCanada Corp (TSE)	264,202	11,912,851

Chile - 0.5%

Banco Santander Chile ADR	250,239	5,472,727

China - 1.0%

CNOOC Ltd	8,159,599	10,140,216

Finland - 2.1%

Outokumpu OYJ *	1,182,487	10,529,275
UPM-Kymmene OYJ	478,678	11,706,333

		22,235,608

France - 17.9%

Air Liquide SA	119,575	13,296,588
Airbus Group SE	176,050	11,627,868
AXA SA	975,076	24,580,483
BNP Paribas SA	470,501	29,941,702
Capgemini SA	59,310	4,996,815
Natixis SA	1,965,156	11,066,504
Renault SA	180,640	16,043,866
Sanofi	203,251	16,435,932
Schneider Electric SE (XPAR)	186,273	12,940,096
Technip SA	115,858	8,252,768
TOTAL SA	789,459	40,493,012

		189,675,634

Germany - 8.3%

Bayer AG	84,248	8,777,245
Brenntag AG	182,744	10,129,284
Daimler AG (XETR)	264,497	19,629,795
Deutsche Boerse AG *	131,067	10,665,657
HeidelbergCement AG	43,538	4,052,515
Infineon Technologies AG	320,909	5,550,914
Siemens AG	235,890	28,882,358

		87,687,768

Hong Kong - 1.4%

CK Hutchison Holdings Ltd	1,280,036	14,449,634

Ireland - 0.7%

Ryanair Holdings PLC ADR *	86,755	7,223,221

Israel - 1.2%

Teva Pharmaceutical Industries Ltd ADR	341,812	12,390,685

Italy - 4.1%

Enel SPA	4,201,518	18,468,603
Intesa Sanpaolo SPA	6,428,387	16,284,011
Telecom Italia SPA *	10,020,843	8,847,782

		43,600,396

	Shares	Value
Japan - 23.3%

Bridgestone Corp	291,400	$10,484,794
Daikin Industries Ltd	140,411	12,862,895
Daiwa House Industry Co Ltd	513,105	13,992,560
Dentsu Inc	172,123	8,093,790
DMG Mori Co Ltd	433,032	5,243,962
Honda Motor Co Ltd	565,866	16,520,623
Japan Airlines Co Ltd	326,078	9,515,207
Mabuchi Motor Co Ltd	89,600	4,655,980
Mitsubishi Corp	709,000	15,058,196
Mitsubishi UFJ Financial Group Inc	5,133,113	31,657,558
Mitsui Fudosan Co Ltd	452,947	10,485,947
NGK Spark Plug Co Ltd	332,500	7,369,778
NH Foods Ltd	220,411	5,945,926
Nippon Telegraph & Telephone Corp	496,452	20,898,214
Sompo Holdings Inc	215,704	7,284,602
Sony Corp	229,509	6,412,923
Sumitomo Electric Industries Ltd	1,007,400	14,505,867
Sumitomo Mitsui Financial Group Inc	249,038	9,484,105
Sumitomo Mitsui Trust Holdings Inc	325,800	11,656,703
Suzuken Co Ltd	158,322	5,171,197
Suzuki Motor Corp	354,799	12,456,591
Yamato Holdings Co Ltd	375,778	7,617,396

		247,374,814

Luxembourg - 1.0%

ArcelorMittal *	1,450,375	10,656,652

Netherlands - 7.6%

ASR Nederland NV *	334,883	7,959,407
ING Groep NV	1,717,068	24,174,169
NN Group NV	278,982	9,444,246
Royal Dutch Shell PLC ‘A’	1,396,741	38,554,956

		80,132,778

Norway - 1.2%

Norsk Hydro ASA	2,762,531	13,184,809

Singapore - 0.9%

DBS Group Holdings Ltd	821,500	9,801,185

South Korea - 0.9%

Samsung Electronics Co Ltd	6,564	9,769,280

Spain - 1.3%

Bankia SA	13,856,347	14,120,235

Sweden - 1.8%

Nordea Bank AB	1,678,548	18,599,357

Switzerland - 4.8%

LafargeHolcim Ltd (XVTX)	142,358	7,472,666
Roche Holding AG (XVTX)	41,457	9,450,230
Wolseley PLC	183,304	11,189,999
Zurich Insurance Group AG	82,130	22,570,951

		50,683,846

United Kingdom - 11.5%

Barratt Developments PLC	989,933	5,627,879
British American Tobacco PLC	156,845	8,889,248
Centrica PLC	4,005,524	11,536,077
InterContinental Hotels Group PLC	128,120	5,728,770
ITV PLC	3,490,229	8,861,708

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Lloyds Banking Group PLC	5,418,950	$4,161,083
National Grid PLC	620,888	7,254,292
Prudential PLC	873,164	17,426,137
Rio Tinto PLC	517,928	19,773,445
Standard Chartered PLC *	1,956,421	15,954,442
Vodafone Group PLC	6,562,646	16,149,864

		121,362,945

United States - 1.2%

Shire PLC	225,004	12,847,554

Total Common Stocks (Cost $1,020,520,062)		1,055,194,145

	Principal Amount

SHORT-TERM INVESTMENT - 0.0%

Repurchase Agreement - 0.0%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $420,380; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $429,271)	$420,378	420,378

Total Short-Term Investment (Cost $420,378)		420,378

TOTAL INVESTMENTS - 99.6% (Cost $1,020,940,440)		1,055,614,523

OTHER ASSETS & LIABILITIES, NET - 0.4%		4,719,618

NET ASSETS - 100.0%		$1,060,334,141

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	34.5%
Consumer, Cyclical	16.2%
Energy	10.3%
Industrial	9.0%
Consumer, Non-Cyclical	8.5%
Basic Materials	8.4%
Communications	5.9%
Utilities	3.5%
Others (each less than 3.0%)	3.3%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	As of December 31, 2016, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	23.3%
France	17.9%
United Kingdom	11.5%
Germany	8.3%
Netherlands	7.6%
Switzerland	4.8%
Italy	4.1%
Australia	3.9%
Others (each less than 3.0%)	18.2%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(c)	Forward foreign currency contracts outstanding as of December 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	49,700,059	USD	37,592,550	02/17	ANZ	($1,753,296)
CAD	1,564,039	EUR	1,067,993	02/17	SCB	39,406
CHF	55,260,552	USD	56,195,201	02/17	SSB	(1,814,076)
DKK	29,663,301	USD	4,441,402	02/17	GSC	(234,267)
DKK	77,841,683	USD	11,513,696	02/17	TDB	(473,439)
EUR	2,079,728	USD	2,313,618	02/17	CIT	(121,058)
EUR	6,499,222	USD	6,908,505	02/17	RBC	(56,680)
GBP	2,531,657	EUR	2,921,914	02/17	MSC	42,092
GBP	12,248,887	USD	15,372,677	02/17	ANZ	(264,983)
GBP	2,365,036	USD	2,934,028	02/17	GSC	(17,009)
GBP	10,093,201	USD	12,564,160	02/17	SSB	(115,274)
HKD	60,956,114	EUR	7,434,007	02/17	TDB	24,690
JPY	606,198,638	EUR	5,001,988	02/17	CIT	(78,062)
JPY	341,467,492	EUR	2,921,914	02/17	DUB	(153,961)
JPY	363,334,293	USD	3,474,280	02/17	ANZ	(360,399)
JPY	251,408,116	USD	2,137,639	02/17	ANZ	17,002
JPY	262,938,994	USD	2,441,524	02/17	HSB	(188,061)
JPY	250,113,724	USD	2,220,194	02/17	TDB	(76,646)
SEK	96,247,851	USD	10,729,849	02/17	SSB	(145,317)
SGD	16,234,333	USD	11,664,278	02/17	SSB	(456,429)
USD	10,183,612	CAD	13,624,349	02/17	GSC	32,323
USD	5,456,080	EUR	5,024,610	02/17	CIT	158,870
USD	9,476,767	EUR	9,052,728	02/17	GSC	(67,098)
USD	5,753,772	EUR	5,343,441	02/17	GSC	120,433
USD	4,711,824	EUR	4,229,573	02/17	RBC	252,785

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	84,284,126	EUR	76,620,637	02/17	SCB	$3,506,592
USD	2,651,264	EUR	2,485,685	02/17	SGN	30,723
USD	2,211,121	GBP	1,798,477	02/17	ANZ	(7,108)
USD	4,871,767	GBP	3,908,504	02/17	CIT	51,045
USD	20,931,056	GBP	17,166,112	02/17	SCB	(241,510)
USD	2,390,557	GBP	1,917,792	02/17	SSB	25,165
USD	7,743,427	JPY	846,022,407	02/17	ANZ	492,769
USD	4,379,172	JPY	482,647,767	02/17	CIT	242,740
USD	2,907,955	JPY	317,334,951	02/17	SCB	188,302
USD	3,564,066	NOK	29,415,277	02/17	CIT	156,742
USD	3,044,850	SGD	4,310,192	02/17	ANZ	69,182
USD	7,200,168	SGD	10,296,837	02/17	SGN	91,444

Total Forward Foreign Currency Contracts						($1,082,368)

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$41,359,421	$-	$41,359,421	$-
	Belgium	20,512,529	9,555,702	10,956,827	-
	Canada	11,912,851	11,912,851	-	-
	Chile	5,472,727	5,472,727	-	-
	China	10,140,216	-	10,140,216	-
	Finland	22,235,608	-	22,235,608	-
	France	189,675,634	-	189,675,634	-
	Germany	87,687,768	-	87,687,768	-
	Hong Kong	14,449,634	-	14,449,634	-
	Ireland	7,223,221	7,223,221	-	-
	Israel	12,390,685	12,390,685	-	-
	Italy	43,600,396	-	43,600,396	-
	Japan	247,374,814	-	247,374,814	-
	Luxembourg	10,656,652	-	10,656,652	-
	Netherlands	80,132,778	-	80,132,778	-
	Norway	13,184,809	-	13,184,809	-
	Singapore	9,801,185	-	9,801,185	-
	South Korea	9,769,280	-	9,769,280	-
	Spain	14,120,235	-	14,120,235	-
	Sweden	18,599,357	-	18,599,357	-
	Switzerland	50,683,846	-	50,683,846	-
	United Kingdom	121,362,945	-	121,362,945	-
	United States	12,847,554	-	12,847,554	-

	Total Common Stocks	1,055,194,145	46,555,186	1,008,638,959	-

	Short-Term Investment	420,378	-	420,378	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	5,542,305	-	5,542,305	-

	Total Assets	1,061,156,828	46,555,186	1,014,601,642	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(6,624,673)	-	(6,624,673)	-

	Total Liabilities	(6,624,673)	-	(6,624,673)	-

	Total	$1,054,532,155	$46,555,186	$1,007,976,969	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Dyax Corp - Contingent Value Rights * +	84,900	$94,239

Total Rights (Cost $94,239)		94,239

COMMON STOCKS - 97.4%

Consumer, Non-Cyclical - 96.8%

Abbott Laboratories	135,100	5,189,191
AbbVie Inc	49,202	3,081,029
Acceleron Pharma Inc *	47,300	1,207,096
Aetna Inc	56,600	7,018,966
Agios Pharmaceuticals Inc *	11,000	459,030
Alder Biopharmaceuticals Inc *	7,387	153,650
Alkermes PLC *	24,100	1,339,478
Allergan PLC *	41,272	8,667,533
Amedisys Inc *	65,100	2,775,213
AmerisourceBergen Corp	20,700	1,618,533
Amgen Inc	82,428	12,051,798
Anthem Inc	42,400	6,095,848
Aquinox Pharmaceuticals Inc * (Canada)	25,358	418,661
AstraZeneca PLC (United Kingdom)	68,462	3,738,555
Audentes Therapeutics Inc *	11,135	203,436
Avexis Inc *	26,035	1,242,651
Baxter International Inc	171,500	7,604,310
Becton Dickinson & Co	27,381	4,532,924
Biogen Inc *	27,988	7,936,837
BioMarin Pharmaceutical Inc *	12,600	1,043,784
Boston Scientific Corp *	397,800	8,604,414
Bristol-Myers Squibb Co	163,948	9,581,121
Cardinal Health Inc	42,100	3,029,937
Celgene Corp *	112,800	13,056,600
Centene Corp *	44,900	2,537,299
Chugai Pharmaceutical Co Ltd (Japan)	16,000	458,945
Cigna Corp	51,200	6,829,568
CR Bard Inc	29,768	6,687,679
DaVita Inc *	74,900	4,808,580
Dermira Inc *	25,600	776,448
Edwards Lifesciences Corp *	13,800	1,293,060
Eli Lilly & Co	81,900	6,023,745
Express Scripts Holding Co *	21,200	1,458,348
Genomic Health Inc *	18,700	549,593
Gilead Sciences Inc	73,800	5,284,818
GlaxoSmithKline PLC (United Kingdom)	75,100	1,442,557
Global Blood Therapeutics Inc *	19,750	285,387
Halozyme Therapeutics Inc *	49,300	487,084
HCA Holdings Inc *	74,691	5,528,628
HealthEquity Inc *	14,300	579,436
Hologic Inc *	90,900	3,646,908
Humana Inc	43,500	8,875,305
Incyte Corp *	20,200	2,025,454
Inotek Pharmaceuticals Corp *	16,090	98,149
Intra-Cellular Therapies Inc *	15,300	230,877
Intuitive Surgical Inc *	6,500	4,122,105
iRhythm Technologies Inc *	5,439	163,170
Jazz Pharmaceuticals PLC *	16,800	1,831,704
Johnson & Johnson	81,700	9,412,657
Masimo Corp *	27,000	1,819,800
McKesson Corp	34,000	4,775,300
Medtronic PLC	193,858	13,808,505
Merck & Co Inc	124,800	7,346,976
Merck KGaA (Germany)	25,800	2,686,318
Mylan NV *	72,500	2,765,875
Myovant Sciences Ltd * (Bermuda)	33,183	412,796
Neurocrine Biosciences Inc *	34,000	1,315,800

	Shares	Value
Otonomy Inc *	11,200	$178,080
Pacira Pharmaceuticals Inc *	5,800	187,340
Pfizer Inc	428,021	13,902,122
Phibro Animal Health Corp ‘A’	17,500	512,750
Prothena Corp PLC * (Ireland)	2,492	122,581
PTC Therapeutics Inc *	21,300	232,383
Quest Diagnostics Inc	68,800	6,322,720
Ra Pharmaceuticals Inc *	5,773	87,692
Regeneron Pharmaceuticals Inc *	10,275	3,771,850
Sage Therapeutics Inc *	17,769	907,285
Sarepta Therapeutics Inc *	42,196	1,157,436
Seattle Genetics Inc *	24,700	1,303,419
Service Corp International	50,400	1,431,360
Spark Therapeutics Inc *	5,300	264,470
Stryker Corp	76,700	9,189,427
Syndax Pharmaceuticals Inc *	18,086	129,677
Teladoc Inc *	25,500	420,750
TESARO Inc *	25,857	3,477,249
Thermo Fisher Scientific Inc	28,800	4,063,680
UnitedHealth Group Inc	158,101	25,302,484
Universal Health Services Inc ‘B’	30,300	3,223,314
Vertex Pharmaceuticals Inc *	95,600	7,042,852
WellCare Health Plans Inc *	7,200	986,976
Zoetis Inc	55,200	2,954,856

		308,192,222

Industrial - 0.6%

Agilent Technologies Inc	42,300	1,927,188

Total Common Stocks (Cost $309,705,430)		310,119,410

	Principal Amount

SHORT-TERM INVESTMENT - 2.2%

Repurchase Agreement - 2.2%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $7,012,603; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $7,156,204)	$7,012,580	7,012,580

Total Short-Term Investment (Cost $7,012,580)		7,012,580

TOTAL INVESTMENTS - 99.6% (Cost $316,812,249)		317,226,229

OTHER ASSETS & LIABILITIES, NET - 0.4%		1,185,680

NET ASSETS - 100.0%		$318,411,909

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by health care sector as a percentage of net assets was as follows:

Medical-Drugs	25.9%
Medical-Biomedical/Gene	18.3%
Medical-HMO	18.1%
Medical Instruments	8.8%
Medical Products	6.7%
Others (each less than 3.0%)	19.6%

97.4%
Short-Term Investment	2.2%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	An investment with a value of $94,239 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Forward foreign currency contracts outstanding as of December 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
EUR	2,119,578	USD	2,269,674	01/17	RBC	($37,237)
USD	2,376,425	EUR	2,119,578	01/17	CIT	143,988

Total Forward Foreign Currency Contracts						$106,751

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$94,239	$-	$-	$94,239
	Common Stocks
	Consumer, Non-Cyclical	308,192,222	299,865,847	8,326,375	-
	Industrial	1,927,188	1,927,188	-	-

	Total Common Stocks	310,119,410	301,793,035	8,326,375	-

	Short-Term Investment	7,012,580	-	7,012,580	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	143,988	-	143,988	-

	Total Assets	317,370,217	301,793,035	15,482,943	94,239

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(37,237)	-	(37,237)	-

	Total Liabilities	(37,237)	-	(37,237)	-

	Total	$317,332,980	$301,793,035	$15,445,706	$94,239

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

REAL ESTATE PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 97.8%

Consumer, Cyclical - 2.1%

Hilton Worldwide Holdings Inc	527,843	$14,357,330

Financial - 95.7%

Acadia Realty Trust REIT	21,800	712,424
American Homes 4 Rent ‘A’ REIT	59,310	1,244,324
Apartment Investment & Management Co ‘A’ REIT	137,492	6,249,011
AvalonBay Communities Inc REIT	176,045	31,186,372
Boston Properties Inc REIT	302,231	38,014,615
Brixmor Property Group Inc REIT	148,841	3,634,697
Camden Property Trust REIT	199,908	16,806,266
CBL & Associates Properties Inc REIT	28,464	327,336
Chesapeake Lodging Trust REIT	244,640	6,326,390
Columbia Property Trust Inc REIT	82,288	1,777,421
Corporate Office Properties Trust REIT	65,967	2,059,490
Cousins Properties Inc REIT	441,662	3,758,544
CubeSmart REIT	125,265	3,353,344
DCT Industrial Trust Inc REIT	28,770	1,377,508
DDR Corp REIT	8,764	133,826
Digital Realty Trust Inc REIT	53,740	5,280,492
Douglas Emmett Inc REIT	242,336	8,859,804
Duke Realty Corp REIT	309,294	8,214,849
Equity LifeStyle Properties Inc REIT	45,047	3,247,889
Equity One Inc REIT	201,980	6,198,766
Equity Residential REIT	787,404	50,677,321
Essex Property Trust Inc REIT	73,342	17,052,015
Federal Realty Investment Trust REIT	15,298	2,173,999
Gaming & Leisure Properties Inc REIT	174,639	5,347,446
General Growth Properties Inc REIT	1,036,351	25,888,048
Healthcare Realty Trust Inc REIT	154,134	4,673,343
Host Hotels & Resorts Inc REIT	1,451,463	27,345,563
Hudson Pacific Properties Inc REIT	447,661	15,569,650
Kimco Realty Corp REIT	315,666	7,942,157
LaSalle Hotel Properties REIT	381,453	11,622,873
Liberty Property Trust REIT	66,966	2,645,157
Life Storage Inc REIT	108,384	9,240,820
Mack-Cali Realty Corp REIT	71,145	2,064,628
MedEquities Realty Trust Inc REIT	61,718	685,070
Mid-America Apartment Communities Inc REIT	1,880	184,090
Monogram Residential Trust Inc REIT	15,999	173,109
National Retail Properties Inc REIT	218,585	9,661,457
Paramount Group Inc REIT	432,362	6,913,468
Parkway Inc REIT *	64,567	1,436,616
Prologis Inc REIT	251,188	13,260,214
Public Storage REIT	129,139	28,862,566
QTS Realty Trust Inc ‘A’ REIT	101,313	5,030,190
Regency Centers Corp REIT	353,707	24,388,098
Rexford Industrial Realty Inc REIT	186,221	4,318,465
Senior Housing Properties Trust REIT	214,742	4,065,066
Simon Property Group Inc REIT	504,060	89,556,340

	Shares	Value
SL Green Realty Corp REIT	29,020	$3,121,101
Spirit Realty Capital Inc REIT	128,450	1,394,967
STORE Capital Corp REIT	213,582	5,277,611
Tanger Factory Outlet Centers Inc REIT	443,606	15,872,223
Taubman Centers Inc REIT	49,074	3,628,041
Ventas Inc REIT	407,262	25,462,020
Vornado Realty Trust REIT	494,292	51,589,256
Welltower Inc REIT	369,707	24,744,489
Xenia Hotels & Resorts Inc REIT	161,539	3,137,087

		653,767,932

Total Common Stocks (Cost $586,742,641)		668,125,262

	Principal Amount

SHORT-TERM INVESTMENT - 2.0%

Repurchase Agreement - 2.0%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $13,944,391; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $14,226,554)	$13,944,345	13,944,345

Total Short-Term Investment (Cost $13,944,345)		13,944,345

TOTAL INVESTMENTS - 99.8% (Cost $600,686,986)		682,069,607

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,682,150

NET ASSETS - 100.0%		$683,751,757

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by property sector as a percentage of net assets was as follows:

REITS-Regional Malls	19.8%
REITS-Apartments	18.1%
REITS-Office Property	11.7%
REITS-Diversified	11.2%
REITS-Health Care	8.7%
REITS-Hotels	7.1%
REITS-Shopping Centers	6.6%
REITS-Storage	6.1%
REITS-Warehouse/Industrial	3.5%
Others (each less than 3.0%)	5.0%

97.8%
Short-Term Investment	2.0%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$668,125,262	$668,125,262	$-	$-
	Short-Term Investment	13,944,345	-	13,944,345	-

	Total	$682,069,607	$668,125,262	$13,944,345	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 96.7%

Communications - 35.1%

Alibaba Group Holding Ltd ADR * (China)	15,700	$1,378,617
Alphabet Inc ‘A’ *	12,956	10,266,982
Amazon.com Inc *	7,800	5,848,986
Charter Communications Inc ‘A’ *	1,606	462,399
Cisco Systems Inc	81,482	2,462,386
Facebook Inc ‘A’ *	49,991	5,751,465
LogMeIn Inc	6,475	625,161
Netflix Inc *	5,614	695,013
Nice Ltd ADR (Israel)	6,876	472,794
The Priceline Group Inc *	1,082	1,586,277
Time Warner Inc	10,583	1,021,577

		30,571,657

Consumer, Non-Cyclical - 4.1%

Equifax Inc	6,066	717,183
FleetCor Technologies Inc *	7,312	1,034,794
Global Payments Inc	14,911	1,034,973
Vantiv Inc ‘A’ *	6,683	398,440
Verisk Analytics Inc *	5,204	422,409

		3,607,799

Financial - 9.1%

American Tower Corp REIT	5,537	585,150
Intercontinental Exchange Inc	14,880	839,530
Mastercard Inc ‘A’	23,940	2,471,805
Nasdaq Inc	17,193	1,153,994
Visa Inc ‘A’	37,333	2,912,721

		7,963,200

Industrial - 3.3%

Amphenol Corp ‘A’	17,161	1,153,219
Coherent Inc *	3,888	534,153
Harris Corp	2,073	212,421
Northrop Grumman Corp	988	229,789
SBA Communications Corp ‘A’ *	7,305	754,314

		2,883,896

Technology - 45.1%

Activision Blizzard Inc	29,775	1,075,175
Adobe Systems Inc *	28,075	2,890,321
Akamai Technologies Inc *	14,414	961,125
Apple Inc	21,722	2,515,842
Applied Materials Inc	34,029	1,098,116
Broadcom Ltd (Singapore)	12,417	2,194,953
Cadence Design Systems Inc *	27,274	687,850
Cognizant Technology Solutions Corp ‘A’ *	22,359	1,252,775
Constellation Software Inc (Canada)	2,510	1,140,581
Electronic Arts Inc *	16,776	1,321,278
Fidelity National Information Services Inc	22,640	1,712,490
Fiserv Inc *	11,513	1,223,602
Hewlett Packard Enterprise Co	128,250	2,967,705
Kinaxis Inc * (Canada)	2,852	132,760
Leidos Holdings Inc	12,213	624,573
Mellanox Technologies Ltd * (Israel)	7,958	325,482
Microchip Technology Inc	46,899	3,008,571
Microsoft Corp	87,821	5,457,197
NXP Semiconductors NV * (Netherlands)	27,000	2,646,270
QUALCOMM Inc	6,394	416,889
Red Hat Inc *	4,665	325,150
salesforce.com Inc *	42,304	2,896,132
ServiceNow Inc *	6,728	500,160
Silicon Laboratories Inc *	13,552	880,880
SS&C Technologies Holdings Inc	24,187	691,748

	Shares	Value
Twilio Inc ‘A’ *	3,485	$100,542
Verint Systems Inc *	7,317	257,924

		39,306,091

Total Common Stocks (Cost $82,149,154)		84,332,643

PURCHASED OPTIONS - 0.1%
(See Note (b) in Notes to Schedule of Investments) (Cost $40,467)		38,783

	Principal Amount
SHORT-TERM INVESTMENTS - 3.4%

Repurchase Agreement - 2.0%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $1,735,798; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $1,772,638)	$1,735,792	1,735,792

U.S. Government Agency Issue - 1.4%

Federal Home Loan Bank 0.304% due 01/03/17	1,250,000	1,249,979

Total Short-Term Investments (Cost $2,985,771)		2,985,771

TOTAL INVESTMENTS - 100.2% (Cost $85,175,392)		87,357,197

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(163,652)

NET ASSETS - 100.0%		$87,193,545

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by technology sector as a percentage of net assets was as follows:

Web Portals/ISP	11.8%
Applications Software	11.1%
E-Commerce/Products	8.3%
Internet Content-Entertainment	7.4%
Electronic Components-Semiconductor	7.3%
Finance-Credit Card	6.2%
Computer Services	5.5%
Commercial Services-Finance	3.7%
Networking Products	3.5%
Semiconductor Components-Integrated Circuits	3.5%
Data Processing/Management	3.4%
Electronic Forms	3.3%
Computer Software	3.2%
Others (each less than 3.0%)	18.5%

	96.7%
Purchased Options	0.1%
Short-Term Investments	3.4%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(b)	Purchased options outstanding as of December 31, 2016 were as follows:

Options on Securities

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Put - Sanmina Corp (02/17)	$38.00	02/17/17	OCC	40	$13,320	$12,800
Put - Twitter Inc (03/17)	19.00	03/17/17	OCC	39	13,572	13,358
Put - TripAdvisor Inc (03/17)	49.00	03/17/17	OCC	25	13,575	12,625

Total Purchased Options					$40,467	$38,783

(c)	Transactions in written options for the year ended December 31, 2016 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2015	646	$59,218
Call Options Written	966	33,573
Put Options Written	1,444	359,324
Put Options Exercised	(590)	(18,563)
Call Options Expired	(374)	(12,947)
Put Options Expired	(301)	(15,144)
Call Options Closed	(2)	(2,063)
Put Options Closed	(1,789)	(403,398)

Outstanding, December 31, 2016	-	$-

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$84,332,643	$84,332,643	$-	$-
	Short-Term Investments	2,985,771	-	2,985,771	-
	Derivatives:
	Equity Contracts
	Purchased Options	38,783	-	38,783	-

	Total	$87,357,197	$84,332,643	$3,024,554	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 7.0%

Germany - 7.0%

Kreditanstalt fuer Wiederaufbau 0.750% due 03/17/17	$36,500,000	$36,486,641
1.250% due 02/15/17	40,000,000	40,005,160

		76,491,801

Total Corporate Bonds & Notes (Cost $76,528,275)		76,491,801

U.S. TREASURY OBLIGATIONS - 4.1%

U.S. Treasury Notes - 4.1%

1.000% due 09/15/17 ‡	45,000,000	45,074,295

Total U.S. Treasury Obligations (Cost $45,071,457)		45,074,295

FOREIGN GOVERNMENT BONDS & NOTES - 36.5%

Canada - 4.1%

Canadian Government 1.500% due 02/01/17	CAD 60,700,000	45,243,008

France - 3.2%

French Republic Government OAT 3.750% due 04/25/17 ~	EUR 32,690,000	34,903,221

Germany - 3.8%

Bundesrepublik Deutschland 3.750% due 01/04/17 ~	39,900,000	42,005,582

Multi-National - 21.6%

Asian Development Bank 0.750% due 01/11/17	$40,000,000	40,000,120
0.750% due 07/28/17	25,000,000	24,946,775
European Investment Bank 1.000% due 08/17/17	35,000,000	34,972,000
1.750% due 03/15/17	35,000,000	35,048,055
Inter-American Development Bank 1.000% due 07/14/17	30,000,000	29,985,690
1.125% due 03/15/17	32,075,000	32,084,238
International Bank for Reconstruction & Development 1.000% due 11/15/17	40,000,000	39,897,760

		236,934,638

United Kingdom - 3.8%

United Kingdom Gilt 1.000% due 09/07/17 ~	GBP 34,000,000	42,185,518

Total Foreign Government Bonds & Notes (Cost $408,271,788)		401,271,967

PURCHASED OPTIONS - 0.1%
(See Note (d) in Notes to Schedule of Investments) (Cost $14,727,427)		1,268,520

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 52.2%

Repurchase Agreement - 40.8%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $447,319,986; collateralized by U.S. Treasury Notes: 2.375% - 2.500% due 05/15/24 - 08/15/24 and value $456,267,854)	$447,318,495	$447,318,495

U.S. Treasury Bills - 11.4%

0.386% due 03/02/17	45,000,000	44,965,575
0.427% due 02/02/17 ‡	40,000,000	39,986,120
0.539% due 06/22/17	40,000,000	39,898,711

		124,850,406

Total Short-Term Investments (Cost $572,173,772)		572,168,901

TOTAL INVESTMENTS - 99.9% (Cost $1,116,772,719)		1,096,275,484

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,273,341

NET ASSETS - 100.0%		$1,097,548,825

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	52.2%
Foreign Government Bonds & Notes	36.5%
Corporate Bonds & Notes	7.0%
U.S. Treasury Obligations	4.1%
Others (each less than 3.0%)	0.1%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	As of December 31, 2016, investments with a total aggregate value of $12,580,431 were fully or partially segregated with the broker(s)/custodian as collateral for open forward foreign currency contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(c)	Forward foreign currency contracts outstanding as of December 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	74,410,000	USD	55,023,219	01/17	JPM	($1,352,767)
AUD	11,291	USD	8,365	02/17	ANZ	(224)
AUD	77,319,600	USD	55,375,138	02/17	GSC	371,529
CAD	121,385,855	USD	91,166,454	02/17	ANZ	(716,683)
CAD	185,826,000	USD	139,650,337	02/17	RBC	(1,183,468)
CHF	114,003,521	USD	112,926,205	02/17	BRC	(688,819)
CHF	57,089,552	USD	55,900,000	02/17	GSC	305,124
CHF	57,172,680	USD	55,800,000	02/17	SSB	486,964
COP	166,920,725,064	USD	55,299,230	01/17	JPM	92,442
DKK	2,765,020,705	USD	392,378,228	06/17	SGN	2,823,215
EUR	138,390,000	USD	145,566,310	01/17	CSF	268,391
EUR	51,566,200	USD	54,304,881	02/17	BRC	75,960
EUR	46,500,000	USD	49,571,232	02/17	GSC	(533,120)
EUR	144,107,492	USD	154,143,132	02/17	SCB	(2,169,813)
GBP	34,390,020	USD	43,174,951	02/17	SCB	(751,971)
GBP	54,995,580	USD	69,105,796	02/17	SSB	(1,264,127)
INR	3,722,280,000	USD	54,731,363	01/17	MSC	(48,243)
JPY	15,979,112,177	USD	140,290,220	02/17	ANZ	(3,303,141)
JPY	34,582,718,382	USD	303,401,139	02/17	GSC	(6,927,499)
JPY	11,843,260,146	USD	103,954,084	02/17	SEB	(2,423,186)
MXN	5,660,900,000	USD	273,527,795	01/17	BRC	(1,220,841)
MXN	138,820,000	USD	6,674,675	01/17	GSC	3,000
NOK	467,784,234	USD	55,466,864	02/17	SSB	(1,279,109)
NZD	106,629,000	USD	75,279,541	02/17	GSC	(1,292,155)
NZD	134,068,285	USD	94,710,529	02/17	RBC	(1,683,661)
NZD	105,420,000	USD	74,451,821	02/17	SSB	(1,303,332)
SEK	501,018,291	USD	55,562,174	02/17	BRC	(443,715)
SEK	516,756,470	USD	56,420,005	02/17	BRC	429,856
USD	110,247,900	AUD	149,027,845	02/17	ANZ	2,800,297
USD	72,794,348	AUD	97,730,091	02/17	RBC	2,331,918
USD	157,710,039	CAD	209,525,000	01/17	MSC	1,615,149
USD	55,900,000	CAD	75,212,891	02/17	GSC	(144,329)
USD	223,250,880	CHF	228,225,000	01/17	JPM	(1,179,010)
USD	499,193,955	CHF	503,875,052	02/17	BRC	3,124,903
USD	55,683,778	CHF	56,243,400	02/17	SSB	311,697
USD	56,156,436	CLP	37,362,000,000	01/17	CIB	453,364
USD	55,658,783	EUR	52,325,000	02/17	GSC	477,724
USD	183,817,571	EUR	171,128,400	02/17	SCB	3,348,459
USD	83,582,008	EUR	77,811,000	02/17	SEB	1,523,846
USD	396,029,656	EUR	375,661,300	06/17	SGN	(2,829,420)
USD	3,739,378	GBP	3,060,000	01/17	JPM	(33,922)
USD	96,605,580	GBP	77,010,000	01/17	JPM	1,644,188
USD	113,612,477	GBP	89,242,564	02/17	RBC	3,524,276
USD	55,800,000	GBP	45,162,439	02/17	SSB	88,337
USD	27,323,000	JPY	3,225,507,473	02/17	ANZ	(328,902)
USD	108,321,045	KRW	127,821,000,000	01/17	BRC	2,448,486
USD	3,699,858	KRW	4,418,000,000	01/17	JPM	40,483
USD	54,144,510	NOK	463,557,139	02/17	BRC	446,418
USD	79,936,053	NOK	671,649,018	02/17	SEB	2,132,763
USD	9,330,777	NZD	13,480,000	01/17	CIB	(27,682)
USD	220,391,228	NZD	311,500,000	01/17	CIB	4,133,069
USD	55,700,937	NZD	79,509,500	02/17	ANZ	531,142
USD	56,859,330	NZD	80,487,702	02/17	RBC	1,010,783
USD	134,865,130	SEK	1,235,514,543	02/17	BRC	(1,057,369)
USD	55,592,350	SEK	502,745,528	02/17	GSC	283,873

Total Forward Foreign Currency Contracts						$2,941,148

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(d)	Purchased options outstanding as of December 31, 2016 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - AUD versus USD	$0.80	01/03/17	ANZ	AUD 78,400,000	$450,182	$56
Call - CAD versus USD	CAD 1.54	01/03/17	RBC	$243,000,000	2,023,461	243
Call - JPY versus USD	JPY 124.75	01/03/17	GSC	39,200,000	345,940	118
Call - CHF versus JPY	130.00	01/03/17	GSC	CHF 203,900,000	2,099,554	200

					4,919,137	617

Put - CHF versus NZD	CHF 0.57	01/03/17	GSC	NZD 392,000,000	6,882,105	273
Put - EUR versus USD	$0.98	01/03/17	BRC	EUR 35,900,000	470,208	38
Put - SEK versus USD	SEK 7.50	01/03/17	GSC	$86,300,000	653,032	86
Put - NOK versus USD	NOK 7.65	01/03/17	SEB	86,300,000	706,797	86
Put - JPY versus USD	JPY 112.50	03/16/17	ANZ	114,182,000	1,096,148	1,267,420

					9,808,290	1,267,903

Total Purchased Options					$14,727,427	$1,268,520

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$76,491,801	$-	$76,491,801	$-
	U.S. Treasury Obligations	45,074,295	-	45,074,295	-
	Foreign Government Bonds & Notes	401,271,967	-	401,271,967	-
	Short-Term Investments	572,168,901	-	572,168,901	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	37,127,656	-	37,127,656	-
	Purchased Options	1,268,520	-	1,268,520	-

	Total Foreign Currency Contracts	38,396,176	-	38,396,176	-

	Total Asset - Derivatives	38,396,176	-	38,396,176	-

	Total Assets	1,133,403,140	-	1,133,403,140	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(34,186,508)	-	(34,186,508)	-

	Total Liabilities	(34,186,508)	-	(34,186,508)	-

	Total	$1,099,216,632	$-	$1,099,216,632	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

DIVERSIFIED ALTERNATIVES PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.8%

Floating Rate Income Portfolio ‘P’ *	21,043	$237,958
Inflation Managed Portfolio ‘P’ *	12,983	149,313
Emerging Markets Debt Portfolio ‘P’ *	27,108	297,780
Emerging Markets Portfolio ‘P’ *	14,710	209,870
International Small-Cap Portfolio ‘P’ *	12,490	149,621
Real Estate Portfolio ‘P’ *	6,142	149,724
Currency Strategies Portfolio ‘P’ *	62,326	709,880
Equity Long/Short Portfolio ‘P’ *	25,617	330,808
Global Absolute Return Portfolio ‘P’ *	65,412	741,474

Total Affiliated Mutual Funds (Cost $2,829,377)		2,976,428

TOTAL INVESTMENTS - 100.8% (Cost $2,829,377)		2,976,428

OTHER ASSETS & LIABILITIES, NET - (0.8%)		(23,208)

NET ASSETS - 100.0%		$2,953,220

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	52.5%
Affiliated Fixed Income Funds	48.3%

	100.8%
Other Assets & Liabilities, Net	(0.8%	)

	100.0%

(b)	The Fund’s investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$2,976,428	$2,976,428	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
SHORT-TERM INVESTMENTS - 83.1%

Money Market Funds - 22.0%

BlackRock Liquidity Funds T-Fund Portfolio	132,478,002	$132,478,002
Dreyfus Treasury Cash Management	132,478,002	132,478,002

		264,956,004

	Principal Amount

Repurchase Agreement - 14.7%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $176,637,925; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $180,172,719)	$176,637,336	176,637,336

U.S. Treasury Bills - 46.4%

0.478% due 04/20/17 ‡	304,190,000	303,707,555
0.483% due 04/27/17 ‡	253,838,000	253,405,968

		557,113,523

Total Short-Term Investments (Cost $998,799,948)		998,706,863

TOTAL INVESTMENTS - 83.1% (Cost $998,799,948)		998,706,863

OTHER ASSETS & LIABILITIES, NET - 16.9%		203,134,452

NET ASSETS - 100.0%		$1,201,841,315

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	83.1%
Other Assets & Liabilities, Net	16.9%

100.0%

(b)	As of December 31, 2016, investments with a total aggregate value of $166,602,282 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts and swap agreements.

(c)	Open futures contracts outstanding as of December 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
AEX Index (01/17)	157	$343,126
CAC 40 Index (01/17)	400	386,893
DAX Index (03/17)	63	370,220
FTSE 100 Index (03/17)	444	983,640
FTSE MIB Index (03/17)	54	179,202
Hang Seng Index (01/17)	42	101,105
IBEX 35 Index (01/17)	78	96,609
OMX Index (01/17)	316	(81,936)
S&P 500 E-Mini Index (03/17)	3,172	(2,195,302)
S&P/TSE 60 Index (03/17)	138	4,362
SGX MSCI Index (01/17)	175	13,136
SPI 200 Index (03/17)	170	407,609
TOPIX Index (03/17)	391	1,799,503

Total Futures Contracts		$2,408,167

(d)	Forward foreign currency contracts outstanding as of December 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	21,651,000	USD	16,060,662	03/17	CIT	($462,891)
CAD	29,385,000	USD	22,080,470	03/17	CIT	(176,028)
CHF	19,111,000	USD	18,974,709	03/17	CIT	(124,800)
DKK	25,191,000	USD	3,654,003	03/17	CIT	(73,566)
EUR	61,631,000	USD	66,039,272	03/17	CIT	(937,402)
GBP	32,192,000	USD	40,427,168	03/17	CIT	(685,102)
HKD	60,795,000	USD	7,845,135	03/17	CIT	(2,985)
ILS	5,844,000	USD	1,538,399	03/17	CIT	(18,342)
JPY	6,018,228,000	USD	52,968,770	03/17	CIT	(1,298,919)
NOK	11,852,000	USD	1,411,037	03/17	CIT	(37,906)
NZD	601,000	USD	426,512	03/17	CIT	(9,862)
SEK	12,775,233	USD	1,411,838	03/17	CIT	(3,823)
SEK	43,122,767	USD	4,731,250	03/17	CIT	21,498
SGD	4,134,000	USD	2,903,253	03/17	CIT	(49,614)
USD	425,855	CHF	427,000	03/17	CIT	4,688
USD	132,125	DKK	911,000	03/17	CIT	2,643
USD	959,963	EUR	890,000	03/17	CIT	19,841
USD	1,272,281	GBP	999,000	03/17	CIT	38,983
USD	262,679	HKD	2,036,000	03/17	CIT	48
USD	19,774	ILS	75,000	03/17	CIT	266

Total Forward Foreign Currency Contracts						($3,793,273)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(e)	Swap agreements outstanding as of December 31, 2016 were as follows:

Total Return Basket Swaps

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month USD-LIBOR, plus a specified spread as negotiated by the parties, which is denominated in USD based on the local currencies of the positions within the swap.	GSC	12/22/20	$85,501,904

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Bermuda

Aspen Insurance Holdings Ltd	21,761	$1,002,163	$194,692
Marvell Technology Group Ltd	250,165	2,118,898	1,350,891

			1,545,583

United States

3M Co	13,476	2,005,903	400,507
Aaron’s Inc	11,907	273,232	107,673
Accenture PLC ‘A’	24,097	2,488,256	334,225
Activision Blizzard Inc	42,824	1,826,646	(280,271)
Adobe Systems Inc	3,597	355,286	15,025
Advanced Micro Devices Inc	91,903	592,243	449,937
AdvanSix Inc	13,124	264,167	26,399
Aetna Inc	33,818	3,684,152	509,618
Aflac Inc	110,803	6,956,275	755,614
AGCO Corp	22,516	1,003,763	299,013
Agilent Technologies Inc	119,889	4,889,073	573,069
Akamai Technologies Inc	49,469	2,677,356	621,237
Albemarle Corp	5,494	457,345	15,579
Align Technology Inc	2,763	236,589	29,018
Alleghany Corp	3,641	1,743,566	470,599
Allied World Assurance Co Holdings AG	39,679	1,502,149	629,010
Allscripts Healthcare Solutions Inc	19,320	256,866	(59,608)
Alphabet Inc ‘A’	3,450	2,655,770	78,182
Altria Group Inc	22,968	1,342,020	211,076
AMC Networks Inc ‘A’	10,158	508,709	22,961
Amdocs Ltd	122,243	6,706,251	414,404
Ameren Corp	142,830	6,539,010	953,851
American Eagle Outfitters Inc	69,578	1,059,673	(4,175)
American Electric Power Co Inc	78,511	4,530,297	412,756
American Financial Group Inc	10,868	745,961	211,727
American International Group Inc	64,539	3,670,975	544,067
American Water Works Co Inc	39,785	2,668,905	209,938
Ameriprise Financial Inc	46,870	4,926,037	273,721
Amgen Inc	14,388	2,294,090	(190,420)
Anadarko Petroleum Corp	14,666	942,065	80,595
Antero Resources Corp	48,950	1,277,655	(119,988)
Anthem Inc	44,653	6,214,113	205,649
AO Smith Corp	131,939	4,837,022	1,410,290
Applied Materials Inc	304,439	8,679,856	1,144,391
Archer-Daniels-Midland Co	124,482	4,268,488	1,414,116
Arrow Electronics Inc	109,512	5,992,497	1,815,709
Assurant Inc	22,955	1,856,830	274,771
Assured Guaranty Ltd	231,998	5,906,110	2,856,454
Avery Dennison Corp	113,125	7,809,076	134,561

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Avnet Inc	126,699	$5,550,683	$481,456
Avon Products Inc	80,299	323,605	81,102
Axis Capital Holdings Ltd	69,142	3,781,652	731,246
BancorpSouth Inc	9,233	217,627	69,058
Bank of America Corp	186,642	3,610,797	513,991
Baxter International Inc	181,515	7,720,391	327,984
Belden Inc	16,196	901,521	309,454
Bemis Co Inc	97,915	4,359,178	323,117
Berry Plastics Group Inc	13,380	582,010	69,997
Best Buy Co Inc	138,597	4,130,191	1,783,743
Big Lots Inc	60,687	2,409,115	637,979
Biogen Inc	18,001	5,221,173	(116,449)
Booz Allen Hamilton Holding Corp	19,645	597,028	111,567
Boston Scientific Corp	87,935	2,064,203	(162,169)
Brinker International Inc	27,812	1,256,546	120,982
Broadridge Financial Solutions Inc	67,789	3,651,793	842,617
Brocade Communications Systems Inc	686,099	6,214,554	2,354,823
Bruker Corp	320,817	8,143,559	(1,348,655)
Brunswick Corp	100,477	4,357,756	1,122,260
Bunge Ltd	24,494	1,544,215	225,232
Burlington Stores Inc	37,368	2,775,182	391,756
BWX Technologies Inc	178,339	5,565,876	1,514,183
CA Inc	148,630	4,235,955	486,020
Cabot Corp	88,977	4,416,308	80,590
Cadence Design Systems Inc	88,658	1,882,072	353,882
Campbell Soup Co	6,958	377,238	43,512
Capital One Financial Corp	56,733	4,219,801	729,586
Cardinal Health Inc	17,895	1,574,044	(286,141)
Carlisle Cos Inc	95,893	9,041,314	1,534,725
Carnival Corp	34,010	1,714,649	55,911
Carpenter Technology Corp	13,977	484,238	21,310
Carter’s Inc	54,275	4,847,300	(158,483)
CDW Corp	39,557	1,696,204	364,320
Celanese Corp ‘A’	43,779	2,923,422	523,736
Celgene Corp	9,746	1,054,144	73,955
CenterPoint Energy Inc	94,389	2,175,286	150,459
CenturyLink Inc	98,387	2,718,359	(378,716)
Charles River Laboratories International Inc	44,557	3,476,825	(82,027)
Chico’s FAS Inc	121,610	1,314,978	434,990
Church & Dwight Co Inc	19,221	868,859	(19,483)
Cinemark Holdings Inc	9,604	338,555	29,854
Cintas Corp	46,620	4,220,042	1,167,365
Cirrus Logic Inc	37,590	2,158,767	(33,428)
Cisco Systems Inc	214,155	5,729,449	742,315
Citigroup Inc	54,309	2,373,502	854,082
Citizens Financial Group Inc	53,669	1,394,865	517,361
Citrix Systems Inc	46,080	3,560,305	555,100
Cognizant Technology Solutions Corp ‘A’	13,830	815,438	(40,543)
Colgate-Palmolive Co	14,070	963,667	(42,926)
Comcast Corp ‘A’	26,076	1,521,002	279,546
Comerica Inc	29,515	1,424,112	586,155
Commerce Bancshares Inc	20,102	796,679	365,418

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Commercial Metals Co	162,553	$2,364,024	$1,176,380
CommVault Systems Inc	6,095	321,913	(8,630)
Computer Sciences Corp	4,670	147,811	129,680
comScore Inc	9,530	244,849	56,108
Conagra Brands Inc	32,395	1,471,279	(190,057)
ConocoPhillips	95,812	3,868,084	935,930
CONSOL Energy Inc	58,498	1,276,560	(210,142)
Consolidated Edison Inc	103,236	6,629,816	976,613
Convergys Corp	94,909	2,588,269	(257,303)
CoreLogic Inc	21,816	786,803	16,681
Corning Inc	101,784	1,890,794	579,504
CR Bard Inc	13,571	2,586,904	461,957
Crane Co	57,124	2,822,197	1,297,586
Crown Holdings Inc	83,115	4,327,554	41,802
CSX Corp	161,757	4,196,162	1,615,768
Cummins Inc	49,759	4,858,841	1,941,721
Curtiss-Wright Corp	26,053	2,393,526	169,047
Dana Inc	153,019	1,994,530	909,771
Danaher Corp	30,572	2,809,261	(429,537)
Darden Restaurants Inc	51,435	3,003,290	737,064
Dean Foods Co	156,688	2,724,479	688,186
Deckers Outdoor Corp	8,496	491,932	(21,339)
Delta Air Lines Inc	84,886	3,445,799	729,743
Deluxe Corp	21,215	1,201,573	317,633
DeVry Education Group Inc	84,717	1,537,879	1,105,291
Diamond Offshore Drilling Inc	86,504	1,707,767	(176,646)
Dick’s Sporting Goods Inc	43,329	1,607,219	693,551
Dillard’s Inc ‘A’	37,608	2,499,427	(141,781)
Discover Financial Services	76,136	4,102,208	1,386,437
Dolby Laboratories Inc ‘A’	51,408	2,484,196	(161,069)
Domino’s Pizza Inc	12,761	1,395,671	636,391
Domtar Corp	64,526	2,391,979	126,471
Dover Corp	8,469	575,831	58,751
DR Horton Inc	131,878	3,498,987	105,239
Dr Pepper Snapple Group Inc	51,433	4,784,812	(121,382)
Dril-Quip Inc	36,888	1,970,471	244,654
DST Systems Inc	30,838	3,500,596	(196,304)
DTE Energy Co	52,178	4,219,662	920,393
E*TRADE Financial Corp	14,552	518,134	(13,908)
Eastman Chemical Co	52,043	3,792,548	121,606
Eaton Corp PLC	28,317	1,550,389	349,399
eBay Inc	293,718	8,238,790	481,698
Edison International	41,275	2,513,648	457,740
Edwards Lifesciences Corp	20,713	1,677,546	263,262
Electronic Arts Inc	13,968	993,404	106,716
EMCOR Group Inc	7,484	544,335	(14,767)
Emerson Electric Co	42,712	1,922,040	459,154
Energen Corp	25,067	1,204,834	240,780
Energizer Holdings Inc	16,248	811,612	(86,789)
EnerSys	2,569	211,807	(11,168)
Entergy Corp	57,441	3,973,011	247,179
EOG Resources Inc	2,006	209,158	(6,351)
Equifax Inc	7,465	941,280	(58,693)
Esterline Technologies Corp	62,336	3,857,074	1,703,297
Euronet Worldwide Inc	3,491	243,770	9,083
Everest Re Group Ltd	3,992	756,776	107,093
Exelon Corp	64,460	1,999,888	287,797
Express Scripts Holding Co	5,345	364,388	3,294
F5 Networks Inc	28,589	2,813,124	1,324,276
Facebook Inc ‘A’	14,795	1,650,367	51,798
Fair Isaac Corp	5,685	682,491	(4,725)
FedEx Corp	5,319	826,987	163,411
Fifth Third Bancorp	105,744	2,145,017	706,899
First American Financial Corp	5,712	211,327	(2,096)
FirstEnergy Corp	87,832	2,937,444	(217,287)
Fiserv Inc	13,483	1,252,706	180,268

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Flex Ltd	307,186	$3,458,123	$956,139
FLIR Systems Inc	11,255	410,493	(3,175)
Foot Locker Inc	29,817	1,898,923	214,804
Fortinet Inc	23,831	674,646	43,144
Franklin Resources Inc	72,810	2,581,115	300,705
FTI Consulting Inc	80,628	3,154,463	480,247
General Dynamics Corp	10,392	1,435,759	358,524
General Mills Inc	11,036	616,012	65,682
General Motors Co	211,033	7,198,336	154,054
Genpact Ltd	106,801	2,723,955	(124,419)
Genuine Parts Co	4,370	393,829	23,681
Gilead Sciences Inc	92,879	7,242,758	(591,693)
Graham Holdings Co ‘B’	4,561	2,262,210	72,794
Graphic Packaging Holding Co	416,087	5,318,338	(125,572)
Greif Inc ‘A’	5,315	247,743	24,969
Groupon Inc ‘A’	360,904	930,334	267,867
Hasbro Inc	8,193	648,478	(11,145)
Hawaiian Electric Industries Inc	17,597	512,541	69,392
HD Supply Holdings Inc	106,298	2,479,451	2,039,277
Herman Miller Inc	179,143	5,237,132	889,558
Hewlett Packard Enterprise Co	382,912	8,573,171	287,412
Honeywell International Inc	20,930	2,326,116	98,625
Hormel Foods Corp	18,496	735,124	(91,278)
HP Inc	553,867	6,619,237	1,600,149
HSN Inc	30,558	1,405,649	(357,509)
Hubbell Inc	37,488	3,620,040	754,809
Huntington Ingalls Industries Inc	77,864	10,255,852	4,085,918
Huntsman Corp	434,520	5,367,221	2,923,420
IAC/InterActiveCorp	62,677	3,855,889	204,954
IDACORP Inc	4,291	329,773	15,867
Illinois Tool Works Inc	24,907	2,305,143	744,968
Ingersoll-Rand PLC	143,154	9,482,337	1,259,940
Ingredion Inc	48,165	4,932,129	1,086,569
Integrated Device Technology Inc	155,009	3,431,752	220,260
Intel Corp	81,537	2,854,524	102,823
InterDigital Inc	41,501	3,111,671	679,445
International Business Machines Corp	27,093	3,704,968	792,199
International Game Technology PLC	176,968	4,615,733	(99,510)
International Paper Co	144,810	6,248,093	1,435,525
Intuit Inc	17,432	1,716,473	281,408
Intuitive Surgical Inc	825	532,642	(9,452)
Invesco Ltd	101,101	3,153,340	(85,936)
ITT Inc	49,388	1,706,250	198,645
j2 Global Inc	18,804	1,141,513	396,654
Jabil Circuit Inc	153,879	3,318,344	323,972
Jack Henry & Associates Inc	16,372	1,345,748	107,758
Jack in the Box Inc	18,635	1,327,349	753,063
Jacobs Engineering Group Inc	62,841	2,708,463	873,474
Jazz Pharmaceuticals PLC	13,498	1,701,932	(230,245)
JetBlue Airways Corp	60,490	1,275,615	80,571
John Wiley & Sons Inc ‘A’	49,675	2,189,879	517,409
Johnson & Johnson	55,139	5,714,606	637,958
JPMorgan Chase & Co	57,679	3,902,516	1,074,605
Juniper Networks Inc	49,402	1,229,714	166,386
Kate Spade & Co	52,795	1,007,488	(21,806)
KB Home	160,708	2,153,467	387,327
KBR Inc	67,886	1,047,001	86,016
Kennametal Inc	91,065	1,959,579	887,113
KeyCorp	152,186	2,125,944	654,494
Kimberly-Clark Corp	43,811	5,513,176	(513,465)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Kinder Morgan Inc	21,021	$445,109	($9,764)
KLA-Tencor Corp	30,490	2,277,438	121,515
Kohl’s Corp	13,325	613,618	44,371
L-3 Communications Holdings Inc	58,783	7,269,610	1,671,873
Laboratory Corp of America Holdings	2,496	322,826	(2,389)
Lam Research Corp	38,841	2,928,420	1,178,239
Lamb Weston Holdings Inc	10,798	-	408,704
Lancaster Colony Corp	20,373	2,175,211	705,327
Landstar System Inc	6,768	404,899	172,411
Las Vegas Sands Corp	15,154	884,965	(75,590)
Lear Corp	68,277	8,244,608	793,219
Legg Mason Inc	11,420	446,179	(104,607)
Leggett & Platt Inc	4,786	207,138	26,802
Leidos Holdings Inc	72,895	3,028,227	699,623
Lennox International Inc	26,187	3,364,574	646,489
Liberty Interactive Corp QVC Group ‘A’	23,706	604,009	(130,363)
Lincoln Electric Holdings Inc	31,585	1,591,884	829,738
Lincoln National Corp	87,282	4,376,449	1,407,729
Lowe’s Cos Inc	35,680	2,672,432	(134,870)
LSC Communications Inc	11,030	271,544	55,827
LyondellBasell Industries NV ‘A’	47,028	3,961,422	72,639
Macy’s Inc	13,898	479,481	18,206
Mallinckrodt PLC	46,779	3,092,944	(762,414)
ManpowerGroup Inc	68,893	5,797,346	325,175
Marathon Petroleum Corp	56,538	2,415,574	431,114
MarketAxess Holdings Inc	2,798	459,145	(48,063)
Masco Corp	139,366	3,990,233	416,520
Maxim Integrated Products Inc	77,000	2,908,421	61,469
McKesson Corp	23,984	4,361,005	(992,452)
Medtronic PLC	3,910	304,589	(26,080)
Mentor Graphics Corp	82,242	1,570,901	1,463,006
Merck & Co Inc	66,697	3,512,264	414,188
Meredith Corp	12,657	640,827	107,834
MetLife Inc	60,787	2,885,559	390,253
Mettler-Toledo International Inc	2,508	1,008,235	41,513
Michael Kors Holdings Ltd	72,055	2,841,129	255,795
Micron Technology Inc	66,510	780,013	677,886
Microsoft Corp	60,776	3,414,747	361,873
Molina Healthcare Inc	24,857	1,495,054	(146,313)
Morgan Stanley	87,699	2,907,877	797,406
Morningstar Inc	4,913	391,438	(30,038)
Motorola Solutions Inc	2,522	164,134	44,914
MSC Industrial Direct Co Inc ‘A’	18,585	1,368,785	348,283
MSCI Inc	64,175	4,531,572	524,135
Murphy USA Inc	49,204	3,073,282	(48,712)
Nabors Industries Ltd	49,899	829,544	(11,201)
Nasdaq Inc	82,979	4,712,042	857,509
NCR Corp	38,130	1,112,453	434,100
NetApp Inc	50,393	1,426,122	351,239
NeuStar Inc ‘A’	31,667	810,017	247,660
Newmont Mining Corp	149,772	5,581,643	(478,911)
News Corp ‘A’	26,926	317,015	(8,443)
NiSource Inc	96,197	1,963,932	165,869
Norfolk Southern Corp	50,462	4,397,520	1,055,909
Northrop Grumman Corp	24,580	4,877,760	839,056
Nu Skin Enterprises Inc ‘A’	115,260	4,019,271	1,487,852
Nuance Communications Inc	87,107	1,504,930	(207,035)
Nucor Corp	29,278	1,412,567	330,059
NVIDIA Corp	4,752	298,063	209,166
NVR Inc	1,013	1,581,504	109,193
Oceaneering International Inc	95,518	3,185,746	(491,184)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Office Depot Inc	240,274	$900,962	$185,077
Old Republic International Corp	40,974	738,323	40,183
Omnicom Group Inc	23,987	1,780,010	261,523
ON Semiconductor Corp	118,489	851,628	660,291
ONE Gas Inc	17,494	1,090,047	28,870
Oracle Corp	33,351	1,231,652	50,694
Orbital ATK Inc	15,134	1,238,889	88,816
Oshkosh Corp	44,639	2,593,427	290,699
Owens & Minor Inc	12,118	461,229	(33,585)
Owens Corning	139,858	6,556,543	654,535
Packaging Corp of America	7,612	416,175	229,474
Parker-Hannifin Corp	46,059	4,621,280	1,826,980
PepsiCo Inc	28,193	2,824,939	124,895
PerkinElmer Inc	14,138	772,451	(35,154)
Pfizer Inc	91,864	3,159,107	(175,364)
PG&E Corp	66,614	3,587,164	460,969
Pilgrim’s Pride Corp	76,424	1,664,849	(213,558)
Pinnacle Foods Inc	4,142	171,810	49,580
Pinnacle West Capital Corp	75,333	4,790,425	1,087,809
Pitney Bowes Inc	19,546	387,402	(90,498)
Plantronics Inc	69,129	2,729,449	1,056,055
PolyOne Corp	19,247	563,654	53,020
Popular Inc	64,963	2,491,602	355,077
PPG Industries Inc	23,282	2,191,861	14,341
Prudential Financial Inc	25,285	1,940,596	690,561
Public Service Enterprise Group Inc	276,350	10,531,698	1,594,540
PVH Corp	34,975	2,561,723	594,421
QEP Resources Inc	78,470	1,123,386	321,247
Qorvo Inc	4,955	277,010	(15,733)
QUALCOMM Inc	53,688	2,492,655	1,007,802
Quanta Services Inc	150,555	2,952,626	2,294,216
Quest Diagnostics Inc	22,181	1,517,196	521,238
Quintiles IMS Holdings Inc	26,481	1,817,397	196,484
Ralph Lauren Corp ‘A’	10,996	1,239,799	(246,640)
Raymond James Financial Inc	3,726	210,395	47,705
Raytheon Co	38,791	5,007,582	500,740
Regal Beloit Corp	36,902	2,095,791	459,672
Regions Financial Corp	309,456	3,070,154	1,373,634
Reinsurance Group of America Inc	49,872	4,399,497	1,875,897
Reliance Steel & Aluminum Co	58,785	3,620,041	1,055,718
Republic Services Inc	59,680	2,732,199	672,545
Rice Energy Inc	60,477	1,483,506	(192,322)
Robert Half International Inc	39,605	1,506,672	425,260
Rockwell Automation Inc	25,944	2,594,919	891,955
Ross Stores Inc	22,681	1,221,599	266,275
Rowan Cos PLC ‘A’	62,681	956,035	228,009
RPM International Inc	12,730	608,467	76,789
RR Donnelley & Sons Co	41,769	1,679,348	(997,678)
SCANA Corp	74,615	5,156,943	310,844
Science Applications International Corp	17,054	1,137,475	308,704
Scripps Networks Interactive Inc ‘A’	7,643	481,809	63,672
Seagate Technology PLC	35,129	1,209,888	130,986
Sealed Air Corp	20,106	1,001,257	(89,650)
Silicon Laboratories Inc	12,012	636,065	144,715
Skechers U.S.A. Inc ‘A’	78,378	2,310,129	(383,598)
Snap-on Inc	14,740	2,512,433	12,087
Sonoco Products Co	112,221	5,042,954	871,093
Southwestern Energy Co	189,469	2,213,968	(163,913)
Spirit AeroSystems Holdings Inc ‘A’	192,929	9,345,481	1,911,926
SPX Corp	21,952	194,003	326,698
Stanley Black & Decker Inc	47,104	5,158,623	243,735

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Staples Inc	117,333	$1,054,514	$7,350
State Street Corp	22,360	1,711,491	26,328
Steel Dynamics Inc	181,963	4,050,107	2,424,137
SunTrust Banks Inc	87,751	3,840,991	972,151
SUPERVALU Inc	345,960	1,710,802	(95,169)
Symantec Corp	8,466	158,154	44,099
Synaptics Inc	78,148	4,506,795	(319,626)
Synchrony Financial	134,595	3,867,238	1,014,523
SYNNEX Corp	46,330	4,297,748	1,309,108
Synopsys Inc	73,678	3,385,476	951,212
Sysco Corp	26,170	1,157,941	291,092
T Rowe Price Group Inc	22,152	1,573,014	94,146
TCF Financial Corp	74,880	967,498	499,401
TE Connectivity Ltd	36,724	2,227,201	317,038
Tech Data Corp	74,095	5,004,825	1,269,539
TEGNA Inc	13,432	274,655	12,655
Teleflex Inc	1,988	320,346	20
Telephone & Data Systems Inc	55,834	1,489,756	122,172
Teradata Corp	91,066	2,513,334	(39,071)
Teradyne Inc	224,116	4,620,249	1,072,297
Tesoro Corp	57,064	5,689,224	(698,977)
Texas Instruments Inc	49,110	3,235,453	348,103
Textron Inc	76,139	2,778,087	919,222
The Allstate Corp	77,065	4,806,544	905,514
The Boeing Co	7,216	960,455	162,932
The Boston Beer Co Inc ‘A’	1,192	177,070	25,391
The Cheesecake Factory Inc	31,909	1,524,915	385,796
The Dow Chemical Co	24,304	1,221,276	169,399
The Dun & Bradstreet Corp	23,019	2,395,678	396,987
The Estee Lauder Cos Inc ‘A’	28,204	2,516,079	(358,755)
The Goodyear Tire & Rubber Co	40,869	1,154,420	107,206
The Hartford Financial Services Group Inc	37,946	1,643,441	164,686
The Home Depot Inc	8,463	1,067,357	67,362
The Interpublic Group of Cos Inc	186,179	4,187,166	171,285
The JM Smucker Co	3,879	589,650	(92,905)
The Michaels Cos Inc	15,674	452,356	(131,823)
The New York Times Co ‘A’	133,165	1,609,075	162,020
The PNC Financial Services Group Inc	75,899	7,093,302	1,783,845
The Procter & Gamble Co	101,428	8,143,654	384,412
The Progressive Corp	74,444	2,343,497	299,265
The Sherwin-Williams Co	5,742	1,538,970	4,135
The Timken Co	83,467	2,524,363	789,277
The TJX Cos Inc	27,601	1,975,884	97,780
The Toro Co	22,311	1,060,180	188,121
The Travelers Cos Inc	40,995	4,643,504	375,104
Thor Industries Inc	57,997	3,307,995	2,494,605
Toll Brothers Inc	8,056	220,865	28,871
Torchmark Corp	9,813	583,455	140,352
Total System Services Inc	13,520	588,836	74,050
Trimble Inc	24,311	621,837	111,140
Trinity Industries Inc	14,628	256,463	149,610
Tupperware Brands Corp	8,087	461,768	(36,230)
Tyson Foods Inc ‘A’	154,279	9,373,487	142,442
UGI Corp	72,490	3,279,423	60,916
Union Pacific Corp	17,179	1,328,452	452,667
United Continental Holdings Inc	64,378	2,861,447	1,830,422
United Natural Foods Inc	5,571	190,601	75,247
United Technologies Corp	23,551	2,440,245	141,416
United Therapeutics Corp	43,673	6,236,214	27,805
UnitedHealth Group Inc	13,934	1,661,211	568,786
Universal Health Services Inc ‘B’	3,614	419,658	(35,200)
Unum Group	110,923	3,804,313	1,068,535
Urban Outfitters Inc	124,432	3,283,439	260,384

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
US Bancorp	35,512	$1,556,491	$267,760
Vail Resorts Inc	6,841	1,081,750	21,772
Valero Energy Corp	89,593	6,268,312	(147,319)
Validus Holdings Ltd	54,284	2,502,421	483,741
Vantiv Inc ‘A’	6,127	336,622	28,670
Varian Medical Systems Inc	10,677	837,611	120,970
VCA Inc	12,457	669,315	185,858
Vectren Corp	43,356	1,920,192	340,823
Verizon Communications Inc	13,731	687,962	44,999
Versum Materials Inc	47,056	1,275,531	45,331
Vishay Intertechnology Inc	156,903	1,865,441	676,388
Visteon Corp	30,587	2,174,802	282,557
VMware Inc ‘A’	8,302	472,865	180,752
Voya Financial Inc	21,181	777,555	53,164
VWR Corp	72,896	2,127,461	(302,874)
Waddell & Reed Financial Inc ‘A’	105,131	2,113,798	(62,693)
Wal-Mart Stores Inc	89,272	5,524,960	645,521
Waste Management Inc	77,008	4,102,986	1,357,651
Waters Corp	17,823	2,339,512	55,721
Watsco Inc	19,115	2,548,106	283,208
WellCare Health Plans Inc	79,466	7,975,256	2,917,944
Wells Fargo & Co	44,471	2,150,335	300,462
Werner Enterprises Inc	10,893	275,522	18,044
WESCO International Inc	27,476	1,534,654	293,874
West Pharmaceutical Services Inc	25,445	1,988,136	170,363
Westlake Chemical Corp	47,699	2,411,295	259,372
Whirlpool Corp	21,760	3,319,023	636,292
Woodward Inc	10,494	626,024	98,587
World Fuel Services Corp	91,004	3,482,088	695,906
Worthington Industries Inc	58,965	2,441,332	355,967
WR Grace & Co	4,577	324,462	(14,874)
Wyndham Worldwide Corp	5,042	351,604	33,453
Xcel Energy Inc	51,708	1,882,171	222,344
Xerox Corp	463,966	4,727,814	(677,390)
Xilinx Inc	30,929	1,557,920	309,263
Xylem Inc	30,065	1,207,798	281,020
Yelp Inc	25,706	781,832	198,338
Yum! Brands Inc	21,397	1,526,922	(171,850)
Zynga Inc ‘A’	687,638	1,786,193	(18,964)

			163,771,870

Total Long Positions			165,317,453

Short Positions:

Bermuda

RenaissanceRe Holdings Ltd	3,931	473,228	(62,252)

Canada

Waste Connections Inc	31,376	1,765,100	(700,740)

Ireland

XL Group Ltd	91,873	3,086,877	(336,311)

Singapore

Broadcom Ltd	17,605	2,562,100	(549,936)

Sweden

Autoliv Inc	6,157	659,818	(36,846)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
United Kingdom

Liberty Global PLC ‘A’	218,362	$7,359,318	$679,624
Pentair PLC	37,941	1,699,316	(428,036)

			251,588

United States

Abbott Laboratories	36,526	1,515,399	112,436
AbbVie Inc	3,596	217,359	(7,822)
Acadia Healthcare Co Inc	283,536	15,371,076	5,986,035
ACI Worldwide Inc	62,764	1,202,384	63,217
Acuity Brands Inc	24,632	6,042,608	356,065
Acxiom Corp	43,961	961,427	(216,728)
Advance Auto Parts Inc	36,141	5,366,830	(745,336)
AECOM	85,803	2,496,009	(623,788)
Agios Pharmaceuticals Inc	12,295	490,752	(22,319)
Air Lease Corp	146,475	4,116,576	(911,911)
Air Products & Chemicals Inc	5,571	726,236	(74,986)
Akorn Inc	98,762	3,164,694	1,008,720
Alaska Air Group Inc	3,334	220,302	(75,524)
Alcoa Corp	20,675	-	(580,554)
Alexion Pharmaceuticals Inc	8,138	1,511,959	516,275
Alkermes PLC	76,543	3,851,896	(402,364)
Allegheny Technologies Inc	117,154	1,266,331	(599,933)
Allegion PLC	36,382	2,238,896	(89,551)
Allergan PLC	35,651	8,005,791	518,724
Alliance Data Systems Corp	20,417	4,715,487	50,203
Ally Financial Inc	104,805	1,672,569	(320,822)
Alnylam Pharmaceuticals Inc	86,067	3,972,901	750,552
AMERCO	3,327	1,158,597	(71,029)
American Airlines Group Inc	56,816	1,726,516	(926,223)
AmerisourceBergen Corp	11,951	918,911	(15,538)
AMETEK Inc	44,794	2,398,719	221,730
Amphenol Corp ‘A’	83,364	4,395,784	(1,206,277)
AmTrust Financial Services Inc	65,955	1,682,440	(123,408)
Aon PLC	28,111	2,621,913	(513,307)
Apache Corp	31,981	1,373,584	(656,250)
AptarGroup Inc	18,098	1,386,773	57,475
Aqua America Inc	81,496	2,494,743	46,603
Arch Capital Group Ltd	18,987	1,327,761	(310,627)
Arconic Inc	62,026	1,324,445	174,483
Arista Networks Inc	29,684	2,018,025	(854,495)
Armstrong World Industries Inc	33,475	1,396,190	(3,065)
ARRIS International PLC	198,174	5,358,046	(612,937)
Arthur J Gallagher & Co	35,586	1,468,278	(380,770)
Artisan Partners Asset Management Inc ‘A’	57,710	1,698,252	(18,620)
Ascena Retail Group Inc	393,712	2,740,747	303,670
Ashland Global Holdings Inc	7,284	713,119	(82,950)
AT&T Inc	13,201	449,230	(112,208)
athenahealth Inc	24,970	2,870,830	244,736
Autodesk Inc	50,369	2,817,373	(910,437)
AutoNation Inc	59,977	2,971,606	53,725
AutoZone Inc	3,338	2,456,825	(179,494)
Avangrid Inc	13,097	545,445	49,331
Avis Budget Group Inc	207,008	6,479,396	(1,113,658)
Axalta Coating Systems Ltd	54,372	1,422,669	(56,249)
Ball Corp	166,145	11,683,582	(788,923)
Bank of Hawaii Corp	16,838	1,084,440	(408,923)
Bank of the Ozarks Inc	103,215	4,119,344	(1,308,733)
BankUnited Inc	59,671	2,171,941	(77,059)
Bio-Rad Laboratories Inc ‘A’	4,653	763,552	(84,597)
Bio-Techne Corp	55,041	4,870,960	(788,906)
BioMarin Pharmaceutical Inc	62,438	5,200,570	28,207

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Black Hills Corp	52,211	$2,841,112	($361,510)
Black Knight Financial Services Inc ‘A’	32,007	907,045	(302,819)
Blue Buffalo Pet Products Inc	22,979	568,754	16,338
BorgWarner Inc	115,621	4,542,803	(17,290)
Bristol-Myers Squibb Co	58,274	3,640,472	234,939
Brookdale Senior Living Inc	443,261	8,076,215	2,570,914
Brown & Brown Inc	35,601	1,105,997	(491,064)
Brown-Forman Corp ‘B’	148,676	7,503,298	824,773
Buffalo Wild Wings Inc	2,915	445,516	(4,560)
Cabela’s Inc	22,211	982,462	(317,992)
Cable One Inc	998	414,153	(206,334)
CalAtlantic Group Inc	67,803	2,047,854	(258,126)
CarMax Inc	117,855	6,735,413	(853,270)
Casey’s General Stores Inc	3,419	395,745	(10,706)
Catalent Inc	141,832	3,593,094	(230,696)
Caterpillar Inc	26,702	1,682,133	(794,210)
CBOE Holdings Inc	41,457	2,680,065	(383,193)
CBS Corp ‘B’	5,686	306,769	(54,974)
CEB Inc	38,142	2,145,147	(166,258)
CF Industries Holdings Inc	317,467	8,036,995	(1,956,867)
CH Robinson Worldwide Inc	22,928	1,545,251	(134,454)
Charter Communications Inc ‘A’	3,473	974,480	(25,466)
Cheniere Energy Inc	158,047	6,025,500	(522,387)
Chesapeake Energy Corp	218,574	966,694	(567,695)
Chipotle Mexican Grill Inc	25,034	11,384,288	1,938,459
Chubb Ltd	2,334	299,840	(8,528)
Ciena Corp	150,403	2,894,518	(776,819)
Cincinnati Financial Corp	19,296	1,212,991	(248,681)
Clean Harbors Inc	37,671	1,918,864	(177,527)
CME Group Inc ‘A’	7,436	706,197	(151,546)
CMS Energy Corp	87,035	3,181,885	(440,512)
Cognex Corp	81,376	2,937,085	(2,240,056)
Colfax Corp	12,229	245,685	(193,703)
CommScope Holding Co Inc	27,702	745,446	(285,069)
Compass Minerals International Inc	58,571	4,127,523	(461,515)
Concho Resources Inc	35,239	3,364,267	(1,308,424)
Copart Inc	47,900	1,911,277	(742,862)
Core Laboratories NV	21,062	2,174,387	(353,895)
CoStar Group Inc	18,028	3,691,634	293,536
Costco Wholesale Corp	26,081	4,037,840	(137,988)
Coty Inc ‘A’	213,465	4,882,974	974,430
Covanta Holding Corp	442,460	6,708,114	(194,262)
Cree Inc	10,773	289,045	4,746
Cullen/Frost Bankers Inc	17,382	1,013,307	(520,306)
Cypress Semiconductor Corp	226,506	1,938,966	(652,262)
DaVita Inc	35,126	2,212,530	(42,559)
Deere & Co	8,676	646,671	(247,304)
Delphi Automotive PLC	47,158	3,446,203	270,112
DENTSPLY SIRONA Inc	33,262	1,943,547	23,332
Devon Energy Corp	4,317	172,123	(25,034)
DexCom Inc	135,297	10,143,533	2,066,302
Diebold Nixdorf Inc	206,292	5,634,484	446,240
Discovery Communications Inc ‘A’	155,493	4,017,812	(244,251)
DISH Network Corp ‘A’	37,770	2,143,144	(44,872)
Dollar Tree Inc	53,562	4,101,778	(32,137)
Dominion Resources Inc	187,869	12,744,232	(1,644,654)
Donaldson Co Inc	47,895	1,351,548	(663,873)
Dunkin’ Brands Group Inc	109,823	4,973,355	(785,763)
Dycom Industries Inc	6,612	519,343	(11,535)
East West Bancorp Inc	4,227	178,760	(36,099)
Ecolab Inc	29,875	3,444,588	(57,360)
Eli Lilly & Co	22,346	1,591,276	(52,273)
Endo International PLC	49,527	967,817	152,107

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Ensco PLC ‘A’	32,781	$268,625	($50,007)
Envision Healthcare Corp	58,887	3,813,092	86,134
EQT Corp	10,482	500,516	(185,007)
Eversource Energy	49,893	2,570,952	(184,639)
Expedia Inc	3,447	393,956	3,480
Fastenal Co	149,581	6,493,046	(534,269)
Federated Investors Inc ‘B’	24,380	642,127	(47,340)
Fidelity National Information Services Inc	37,332	2,330,822	(492,970)
FireEye Inc	281,708	3,917,015	564,690
First Data Corp ‘A’	628,332	7,548,292	(1,367,739)
First Horizon National Corp	136,126	1,959,671	(764,210)
First Republic Bank	7,495	441,950	(248,639)
FleetCor Technologies Inc	15,181	2,167,695	19,280
Flowers Foods Inc	114,726	1,768,600	(522,479)
Flowserve Corp	23,082	947,969	(161,121)
FMC Corp	49,367	1,816,992	(975,205)
FNB Corp	117,798	1,491,243	(397,059)
FNF Group	117,217	3,845,168	(135,521)
Fortune Brands Home & Security Inc	8,563	423,440	(34,338)
Fossil Group Inc	47,023	1,248,843	32,828
Freeport-McMoRan Inc	93,268	1,009,913	(220,292)
Frontier Communications Corp	1,667,904	7,617,540	1,980,025
Garmin Ltd	28,616	1,171,474	(216,115)
Gartner Inc	3,140	267,276	(50,084)
GATX Corp	71,417	3,117,988	(1,279,871)
General Electric Co	149,637	4,571,410	(157,119)
Genesee & Wyoming Inc ‘A’	77,448	4,117,727	(1,257,939)
Gentex Corp	154,356	2,361,594	(677,676)
Global Payments Inc	47,669	3,451,605	142,899
GoDaddy Inc ‘A’	31,854	999,383	(113,914)
Graco Inc	6,056	390,226	(112,967)
Granite Construction Inc	54,863	2,467,437	(550,028)
Guess? Inc	48,577	698,056	110,274
Guidewire Software Inc	48,076	2,750,131	378,542
H&R Block Inc	63,872	1,462,224	(6,193)
Halyard Health Inc	58,556	1,910,758	(254,643)
Hancock Holding Co	37,630	906,130	(715,723)
Hanesbrands Inc	146,564	4,153,220	991,834
Harley-Davidson Inc	31,398	1,385,983	(445,776)
Harris Corp	43,483	3,561,985	(893,718)
HEICO Corp	24,333	1,667,771	(209,520)
Helmerich & Payne Inc	4,462	231,132	(114,227)
Henry Schein Inc	26,450	4,105,040	92,311
Hess Corp	30,907	1,616,573	(308,624)
Hexcel Corp	116,241	5,345,924	(633,513)
Hilton Worldwide Holdings Inc	66,904	1,448,559	(371,230)
Huntington Bancshares Inc	233,139	2,592,506	(489,592)
IDEX Corp	11,657	850,741	(199,088)
IDEXX Laboratories Inc	12,629	881,883	(599,120)
IHS Markit Ltd	130,389	4,688,720	71,646
Illumina Inc	65,353	11,801,500	3,433,702
Incyte Corp	31,016	2,183,872	(926,102)
Intercontinental Exchange Inc	12,916	661,435	(67,286)
International Flavors & Fragrances Inc	17,406	2,044,678	(6,271)
Ionis Pharmaceuticals Inc	12,611	577,328	(25,856)
IPG Photonics Corp	28,189	2,519,837	(262,700)
JB Hunt Transport Services Inc	46,868	3,413,078	(1,136,399)
JC Penney Co Inc	440,817	3,739,691	76,501
Juno Therapeutics Inc	15,777	478,036	180,639
KAR Auction Services Inc	17,084	665,789	(62,331)
Kirby Corp	37,992	2,232,633	(293,835)
KLX Inc	144,411	4,936,146	(1,578,234)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Knowles Corp	276,249	$3,647,106	($969,015)
Kosmos Energy Ltd	504,575	2,692,189	(844,881)
L Brands Inc	42,503	3,103,098	304,701
Laredo Petroleum Inc	176,038	2,128,934	(360,243)
Lennar Corp ‘A’	85,384	4,150,100	484,565
Leucadia National Corp	174,865	3,108,050	(957,562)
Liberty Broadband Corp ‘C’	29,117	1,613,760	(542,936)
LifePoint Health Inc	42,112	2,461,154	69,192
Lions Gate Entertainment Corp ‘A’	55,921	1,137,116	(367,159)
Lions Gate Entertainment Corp ‘B’	55,921	1,137,116	(235,186)
LivaNova PLC	27,446	1,637,308	403,061
Live Nation Entertainment Inc	94,712	2,332,032	(187,307)
Loews Corp	136,208	5,014,817	(1,363,804)
Louisiana-Pacific Corp	74,202	1,256,982	(147,662)
LPL Financial Holdings Inc	22,132	693,619	(85,649)
M&T Bank Corp	16,890	2,106,859	(535,244)
Macquarie Infrastructure Corp	87,322	5,421,343	(1,712,865)
Manitowoc Foodservice Inc	139,461	1,708,273	(987,508)
Marathon Oil Corp	60,568	844,767	(203,665)
Markel Corp	3,250	2,886,827	(52,798)
Marsh & McLennan Cos Inc	67,628	3,772,290	(798,687)
Martin Marietta Materials Inc	8,723	1,245,121	(687,285)
Mastercard Inc ‘A’	33,898	3,367,088	(132,880)
Mattel Inc	84,978	2,281,659	(59,485)
MAXIMUS Inc	68,551	3,586,150	(238,310)
McCormick & Co Inc	3,359	320,959	7,464
MDU Resources Group Inc	285,116	4,809,431	(3,393,357)
Mead Johnson Nutrition Co	51,057	4,114,081	501,287
MEDNAX Inc	114,951	7,807,062	144,428
Mercury General Corp	28,769	1,491,793	(240,388)
MGM Resorts International	12,963	278,056	(95,667)
Microchip Technology Inc	70,142	3,211,915	(1,287,695)
Microsemi Corp	75,594	2,523,831	(1,555,977)
Mohawk Industries Inc	6,632	1,282,034	(42,244)
Monster Beverage Corp	110,016	5,440,368	562,259
Moody’s Corp	18,224	1,723,890	5,913
National Fuel Gas Co	32,982	1,380,400	(487,700)
National Instruments Corp	89,691	2,553,691	(210,586)
National Oilwell Varco Inc	37,206	1,211,689	(181,304)
Navient Corp	11,972	145,209	(51,491)
Netflix Inc	23,200	2,316,750	(555,410)
NetScout Systems Inc	264,008	5,782,122	(2,534,130)
Neurocrine Biosciences Inc	72,304	3,452,786	654,621
New Jersey Resources Corp	21,717	722,035	(48,918)
Newell Brands Inc	124,266	5,414,028	(134,449)
Newfield Exploration Co	26,774	683,896	(400,451)
NewMarket Corp	1,782	625,904	(129,379)
NextEra Energy Inc	28,771	2,975,209	(461,775)
Nielsen Holdings PLC	98,050	4,534,812	421,615
Noble Corp PLC	408,191	2,187,324	(229,166)
Noble Energy Inc	29,659	925,955	(202,866)
Nordson Corp	13,670	819,672	(712,052)
NorthStar Asset Management Group Inc	48,506	465,557	(258,152)
Norwegian Cruise Line Holdings Ltd	109,213	4,943,235	298,407
NOW Inc	9,563	218,356	22,601
NuVasive Inc	28,297	1,918,581	12,495
O’Reilly Automotive Inc	1,842	506,137	(6,695)
Occidental Petroleum Corp	38,753	2,352,823	(407,553)
OGE Energy Corp	114,777	2,988,740	(850,551)
Oil States International Inc	10,686	329,426	(87,328)
Old Dominion Freight Line Inc	26,854	1,788,597	(515,208)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Olin Corp	182,450	$2,802,061	($1,870,483)
OneMain Holdings Inc	21,599	638,554	160,353
ONEOK Inc	65,923	1,679,166	(2,105,474)
Owens-Illinois Inc	174,728	2,919,146	(122,869)
PACCAR Inc	8,887	403,825	(164,054)
PacWest Bancorp	73,493	3,205,387	(795,572)
Palo Alto Networks Inc	60,205	9,747,674	2,219,039
Pandora Media Inc	584,185	6,329,122	(1,288,651)
Panera Bread Co ‘A’	19,642	3,836,228	(192,150)
PAREXEL International Corp	13,472	804,722	(80,658)
Parsley Energy Inc ‘A’	5,749	191,939	(10,656)
Patheon NV	17,117	460,958	(30,471)
Patterson Cos Inc	73,082	3,308,696	310,142
Patterson-UTI Energy Inc	61,361	850,492	(801,346)
Paychex Inc	17,948	1,005,237	(87,437)
PBF Energy Inc ‘A’	134,160	2,973,401	(766,980)
Penske Automotive Group Inc	46,877	1,813,309	(616,795)
People’s United Financial Inc	186,109	3,026,132	(576,938)
Perrigo Co PLC	51,949	6,572,939	2,249,224
Philip Morris International Inc	7,242	698,243	35,672
Platform Specialty Products Corp	611,383	5,500,373	(497,295)
Post Holdings Inc	17,304	1,241,159	(149,909)
PPL Corp	28,901	980,322	(3,757)
Praxair Inc	33,381	3,435,573	(476,347)
Premier Inc ‘A’	127,514	4,212,654	341,329
Prestige Brands Holdings Inc	53,552	2,724,044	(66,015)
Primerica Inc	26,603	1,189,915	(649,683)
Principal Financial Group Inc	11,105	502,279	(140,256)
Prosperity Bancshares Inc	28,503	1,354,514	(691,432)
PTC Inc	5,258	224,585	(18,703)
QIAGEN NV	93,301	2,510,270	(104,024)
Regeneron Pharmaceuticals Inc	1,070	395,251	2,464
ResMed Inc	3,466	211,397	(3,669)
Restoration Hardware Holdings Inc	146,414	4,261,204	(233,705)
Rockwell Collins Inc	68,686	6,017,981	(353,332)
Rollins Inc	70,929	2,020,280	(375,702)
Roper Technologies Inc	39,003	7,154,828	14,158
Royal Caribbean Cruises Ltd	17,612	1,244,911	(199,977)
Royal Gold Inc	8,439	659,791	125,181
RPC Inc	20,449	301,961	(103,134)
Ryder System Inc	17,621	1,067,313	(244,394)
Sabre Corp	81,449	2,163,009	130,856
salesforce.com Inc	40,133	3,099,656	352,151
Sally Beauty Holdings Inc	8,679	221,687	(7,612)
Santander Consumer USA Holdings Inc	159,660	1,719,318	(436,092)
SBA Communications Corp ‘A’	70,106	7,081,407	(157,738)
Seattle Genetics Inc	67,916	2,502,000	(1,081,928)
Sempra Energy	93,483	9,415,202	7,073
Sensata Technologies Holding NV	235,644	9,178,039	(295)
ServiceMaster Global Holdings Inc	18,812	739,358	30,710
ServiceNow Inc	49,272	4,256,842	593,961
Signature Bank	9,864	1,525,961	44,388
Signet Jewelers Ltd	62,460	5,599,078	(288,401)
Silgan Holdings Inc	24,814	1,252,421	(17,559)
Sirius XM Holdings Inc	262,565	1,055,511	(112,903)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Six Flags Entertainment Corp	15,484	$826,687	($101,733)
SLM Corp	293,365	1,896,346	(1,336,537)
SM Energy Co	8,596	297,622	1,232
Snyder’s-Lance Inc	176,572	6,046,908	(722,863)
Sotheby’s	75,251	2,166,525	(832,980)
Spectrum Brands Holdings Inc	5,972	591,351	(139,204)
Spirit Airlines Inc	138,117	6,176,379	(1,815,070)
Splunk Inc	88,419	4,659,244	136,612
Sprouts Farmers Market Inc	183,478	4,479,215	1,007,811
SS&C Technologies Holdings Inc	193,748	5,768,436	227,243
Starbucks Corp	45,195	2,423,694	(85,533)
Stericycle Inc	103,214	11,332,344	3,380,737
STERIS PLC	62,492	4,418,027	206,691
Stifel Financial Corp	43,249	1,519,714	(640,573)
Stryker Corp	8,370	975,820	(26,990)
Superior Energy Services Inc	92,445	1,517,431	(43,041)
SVB Financial Group	26,495	3,216,596	(1,331,536)
T-Mobile US Inc	30,941	1,460,930	(318,487)
Tableau Software Inc ‘A’	12,802	606,977	67,372
Targa Resources Corp	34,761	1,025,863	(923,186)
Target Corp	3,246	222,719	(11,739)
Tempur Sealy International Inc	52,115	3,592,609	34,196
Tenet Healthcare Corp	158,059	3,709,956	1,364,360
Tesla Motors Inc	14,301	2,890,788	(165,192)
The Charles Schwab Corp	110,589	3,672,661	(692,287)
The Cooper Cos Inc	26,571	3,642,950	(1,005,115)
The Hain Celestial Group Inc	62,696	2,752,675	305,650
The Howard Hughes Corp	35,803	3,949,687	(135,435)
The Kroger Co	20,015	739,628	48,911
The Madison Square Garden Co ‘A’	9,935	1,726,435	22,483
The Middleby Corp	45,575	4,669,624	(1,200,892)
The Mosaic Co	131,164	3,464,298	(382,742)
The Southern Co	61,795	2,874,085	(165,611)
The Ultimate Software Group Inc	26,985	5,344,613	423,898
The Walt Disney Co	30,245	3,387,742	235,609
The Wendy’s Co	151,852	1,649,128	(403,911)
The Western Union Co	74,285	1,487,399	(126,072)
The Williams Cos Inc	50,388	1,366,247	(202,836)
Thomson Reuters Corp	9,135	357,094	(42,836)
Tiffany & Co	75,147	5,442,760	(375,872)
Tractor Supply Co	28,181	2,148,141	11,740
TransDigm Group Inc	46,923	10,638,465	(1,043,485)
Transocean Ltd	124,198	1,281,699	(548,979)
TreeHouse Foods Inc	71,662	6,105,579	932,299
TRI Pointe Group Inc	121,665	1,366,670	(30,044)
TripAdvisor Inc	19,126	916,924	30,051
Triumph Group Inc	59,393	1,595,955	22,041
Twitter Inc	111,790	2,183,816	361,639
Tyler Technologies Inc	37,938	5,225,596	(190,812)
Ulta Salon Cosmetics & Fragrance Inc	2,283	438,350	(143,678)
United Parcel Service Inc ‘B’	6,636	731,105	(29,646)
USG Corp	40,176	1,020,708	(139,575)
Valley National Bancorp	84,294	795,250	(185,932)
VeriFone Systems Inc	91,807	1,476,235	(151,503)
Verisk Analytics Inc	124,952	9,521,271	(621,082)
Vertex Pharmaceuticals Inc	22,587	2,203,633	539,649
VF Corp	39,003	2,259,175	178,365
Viacom Inc ‘B’	18,257	763,172	122,351
ViaSat Inc	47,456	3,424,117	281,581
Visa Inc ‘A’	87,457	6,906,686	83,291

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Vista Outdoor Inc	38,079	$1,705,242	$300,127
Vulcan Materials Co	6,116	521,896	(243,522)
WABCO Holdings Inc	12,848	1,253,836	(109,979)
Wabtec Corp	20,517	1,320,084	(383,238)
Walgreens Boots Alliance Inc	26,046	2,170,674	15,107
Weatherford International PLC	1,515,075	9,451,903	1,891,679
Webster Financial Corp	48,254	1,743,964	(875,263)
WEC Energy Group Inc	66,817	3,531,663	(387,154)
WestRock Co	66,979	2,655,057	(745,467)
WEX Inc	18,506	1,633,256	(432,014)
WGL Holdings Inc	30,337	2,061,839	(252,267)
Whiting Petroleum Corp	423,220	3,651,747	(1,435,357)
Whole Foods Market Inc	116,015	3,530,902	(37,719)
Williams-Sonoma Inc	11,543	645,832	87,267
Willis Towers Watson PLC	13,504	1,650,865	(404)
WisdomTree Investments Inc	623,462	7,954,333	1,008,966

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Workday Inc ‘A’	83,753	$6,408,746	$873,510
WPX Energy Inc	88,396	999,837	(288,093)
WR Berkley Corp	10,278	582,442	(101,148)
WW Grainger Inc	1,311	285,540	(18,940)
Wynn Resorts Ltd	20,809	1,626,982	(173,205)
Yahoo! Inc	32,043	958,768	(280,335)
Zayo Group Holdings Inc	150,616	3,749,643	(1,199,598)
Zebra Technologies Corp ‘A’	56,112	3,753,508	(1,058,657)
Zillow Group Inc ‘C’	87,123	2,972,189	(205,187)
Zimmer Biomet Holdings Inc	10,132	1,235,941	190,318
Zoetis Inc	64,643	2,825,988	(634,352)

			(71,279,021)

Total Short Positions			(72,713,518)

Total Long and Short Positions			92,603,935

Other Receivables (Payables) (3)			(7,102,031)

			$85,501,904

Description	Counter- party	Expiration Dates (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month AUD-BBSW, plus a specified spread as negotiated by the parties, which is denominated in AUD based on the local currencies of the positions within the swap.	JPM	07/17/17- 01/12/18	$4,400,998

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Australia

AGL Energy Ltd	364,570	$5,078,658	$827,996
Amcor Ltd	267,259	2,837,647	93,382
Ansell Ltd	122,027	1,679,923	523,595
Aristocrat Leisure Ltd	27,883	326,241	1,769
Aurizon Holdings Ltd	1,094,272	3,655,450	393,418
Boral Ltd	816,137	3,885,323	(633,321)
Caltex Australia Ltd	181,405	4,383,411	(321,693)
CIMIC Group Ltd	154,336	4,044,004	(72,629)
Coca-Cola Amatil Ltd	638,106	4,032,611	704,399
Cochlear Ltd	21,493	1,929,375	4,712
Flight Centre Travel Group Ltd	30,096	696,892	(5,229)
Fortescue Metals Group Ltd	627,745	1,445,731	1,205,418
Harvey Norman Holdings Ltd	365,268	1,214,814	161,955
Newcrest Mining Ltd	126,627	2,211,199	(316,056)
Orica Ltd	56,732	525,967	205,162
Origin Energy Ltd	121,645	536,852	53,785
Qantas Airways Ltd	602,428	1,267,742	199,773
South32 Ltd	684,582	1,415,831	(10,027)
Tabcorp Holdings Ltd	547,076	1,730,916	197,716
Tatts Group Ltd	267,039	746,652	128,205
Telstra Corp Ltd	230,518	907,441	(42,911)
The Star Entertainment Group Ltd	638,666	2,622,212	(194,890)
Treasury Wine Estates Ltd	732,235	5,360,846	375,056
Woodside Petroleum Ltd	46,964	905,370	163,953

			3,643,538

Total Long Positions			3,643,538

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Australia

ALS Ltd	413,560	$1,576,710	($256,611)
Alumina Ltd	1,758,951	1,819,687	(518,727)
AMP Ltd	553,985	2,173,520	113,921
APA Group	924,303	5,958,150	131,211
Bank of Queensland Ltd	115,220	900,352	(101,636)
Brambles Ltd	240,196	2,196,831	11,057
Challenger Ltd	179,186	1,223,804	(280,454)
Commonwealth Bank of Australia	43,679	2,362,860	(273,795)
Computershare Ltd	260,190	1,890,077	(485,456)
Crown Resorts Ltd	149,720	1,256,971	(15,018)
CSL Ltd	44,628	3,655,774	357,984
Domino’s Pizza Enterprises Ltd	5,706	325,981	42,235
Healthscope Ltd	1,879,961	3,868,224	679,673
Insurance Australia Group Ltd	732,371	3,060,360	(158,428)
Magellan Financial Group Ltd	18,082	326,261	261
Medibank Pvt Ltd	378,913	869,869	83,318
Platinum Asset Management Ltd	370,412	1,614,235	163,220
Ramsay Health Care Ltd	48,732	2,567,268	116,046
REA Group Ltd	49,283	2,048,595	36,992
SEEK Ltd	744,626	8,481,427	343,269
Sonic Healthcare Ltd	130,301	2,080,214	18,848
Sydney Airport	127,421	654,419	91,829
TPG Telecom Ltd	111,807	613,054	44,244
Transurban Group	325,599	2,836,577	358,823
Vocus Communications Ltd	269,213	1,740,541	937,860
Wesfarmers Ltd	19,611	579,067	(27,300)
Westpac Banking Corp	60,900	1,309,803	(144,946)

			1,268,420

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Ireland

James Hardie Industries PLC	23,193	$344,721	($28,019)

Total Short Positions			1,240,401

Total Long and Short Positions			4,883,939

Other Receivables (Payables) (3)			(482,941)

			$4,400,998

Description	Counter- party	Expiration Dates (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month GBP-LIBOR, plus a specified spread as negotiated by the parties, which is denominated in GBP based on the local currencies of the positions within the swap.	JPM	07/17/17- 01/30/18	($417,171)

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Germany

TUI AG	32,342	$438,196	$80,207

India

Vedanta Resources PLC	227,449	1,219,496	1,361,380

South Africa

Investec PLC	206,103	1,278,330	136,584
Mondi PLC	62,610	1,132,233	289,438

			426,022

Switzerland

Coca-Cola HBC AG	140,356	2,811,635	507,550
Glencore PLC	177,714	321,251	319,807
IWG PLC	368,324	1,356,994	(234,944)
Wolseley PLC	17,494	869,619	308,181

			900,594

United Kingdom

Amec Foster Wheeler PLC	395,349	2,292,063	280,455
Anglo American PLC	101,582	925,926	598,811
ASOS PLC	50,337	2,407,083	972,488
Barclays PLC	133,556	305,747	80,727
Barratt Developments PLC	1,046,816	6,695,433	(286,519)
Bellway PLC	110,948	3,442,569	204,831
Berendsen PLC	29,979	313,901	13,956
Berkeley Group Holdings PLC	11,103	402,576	(10,503)
BP PLC	201,732	1,023,550	235,143
Britvic PLC	160,298	1,407,217	(128,585)
BT Group PLC	447,581	2,337,690	(149,915)
Burberry Group PLC	27,543	424,732	126,027
Centrica PLC	1,078,928	3,047,284	405,321
Close Brothers Group PLC	31,970	553,230	27,057
Compass Group PLC	66,465	1,167,257	208,578
Daily Mail & General Trust PLC ‘A’	77,768	665,328	163,453
DCC PLC	59,409	5,149,655	(83,174)
Direct Line Insurance Group PLC	176,268	850,883	51,055
Dixons Carphone PLC	338,936	1,461,277	75,128
DS Smith PLC	63,124	318,828	23,396
G4S PLC	73,055	205,920	8,198
GKN PLC	397,177	1,515,100	250,455

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
GlaxoSmithKline PLC	51,058	$1,079,408	($42,139)
Greene King PLC	37,992	337,144	(14,365)
Howden Joinery Group PLC	458,492	2,508,351	(130,264)
HSBC Holdings PLC	138,700	1,045,084	76,517
Imperial Brands PLC	51,065	2,566,871	(17,160)
Inchcape PLC	213,387	1,881,474	141,055
Indivior PLC	453,112	1,625,604	122,698
Intermediate Capital Group PLC	130,815	1,100,135	76,954
International Consolidated Airlines Group SA	136,333	724,263	6,543
John Wood Group PLC	347,424	3,076,564	1,055,270
Johnson Matthey PLC	26,333	1,097,166	(32,252)
Jupiter Fund Management PLC	68,441	377,766	5,449
Kingfisher PLC	799,287	3,932,631	7,811
Lloyds Banking Group PLC	3,783,158	2,674,399	231,794
Man Group PLC	1,072,572	1,733,864	45,761
Marks & Spencer Group PLC	367,915	1,809,687	3,792
Micro Focus International PLC	43,970	1,171,504	42,121
National Grid PLC	129,874	1,757,990	(18,490)
Paysafe Group PLC	114,330	621,272	(92,449)
Persimmon PLC	296,793	7,263,363	(171,207)
Petrofac Ltd	181,792	1,807,640	321,066
Playtech PLC	42,590	460,193	31,246
Reckitt Benckiser Group PLC	20,268	1,890,515	(60,562)
Rentokil Initial PLC	512,698	1,301,782	265,301
Royal Mail PLC	1,286,467	8,835,200	(699,805)
Severn Trent PLC	147,879	4,636,823	(168,332)
Sky PLC	55,462	612,707	93,480
Smiths Group PLC	282,594	4,277,270	1,182,218
Sports Direct International PLC	53,318	199,473	(7,719)
SSE PLC	111,380	2,274,100	67,426
Stagecoach Group PLC	385,242	1,215,689	(58,565)
Tate & Lyle PLC	311,841	2,775,931	59,135
Taylor Wimpey PLC	2,470,539	5,491,108	(319,191)
The Sage Group PLC	134,950	1,239,107	(75,274)
Thomas Cook Group PLC	732,889	631,143	235,842
WH Smith PLC	20,956	385,770	16,704
William Hill PLC	858,072	3,189,525	80,448
Wm Morrison Supermarkets PLC	1,122,434	2,783,192	623,058
WPP PLC	167,029	3,508,657	590,091

			6,540,389

Total Long Positions			9,308,592

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Australia

BHP Billiton PLC	143,280	$1,938,028	($403,785)

Chile

Antofagasta PLC	638,343	4,066,110	(1,458,326)

Jordan

Hikma Pharmaceuticals PLC	80,827	1,914,057	(17,614)

Netherlands

Royal Dutch Shell PLC ‘A’	219,983	5,316,703	(762,617)

South Africa

Mediclinic International PLC	114,343	1,107,905	15,164

United Kingdom

Admiral Group PLC	170,593	4,396,466	4,586
Aggreko PLC	231,727	2,934,688	158,216
Ashtead Group PLC	136,452	1,896,883	(995,427)
Associated British Foods PLC	106,936	4,236,283	103,882
AstraZeneca PLC	33,337	1,962,245	(5,165)
Auto Trader Group PLC ~	65,531	329,946	(32,578)
Aviva PLC	512,288	2,917,346	(494,954)
Babcock International Group PLC	86,147	1,186,025	25,742
BAE Systems PLC	57,261	392,843	(41,363)
Balfour Beatty PLC	519,366	1,591,785	(280,078)
Booker Group PLC	468,334	1,086,767	(28,649)
British American Tobacco PLC	98,697	5,669,121	(640,745)
BTG PLC	335,855	2,972,149	240,579
Bunzl PLC	74,680	2,104,204	(80,947)
Capita PLC	530,548	6,319,770	2,231,228
Cobham PLC	1,042,226	2,025,648	(207,359)
Croda International PLC	8,332	337,550	(32,787)
Diageo PLC	16,897	416,634	(74,473)
easyJet PLC	215,825	3,952,271	844,188
Essentra PLC	115,594	807,830	60,266
Halma PLC	172,946	2,292,657	167,197
Hargreaves Lansdown PLC	423,458	7,150,040	(54,431)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Hays PLC	315,961	$482,105	($118,559)
Henderson Group PLC	213,945	649,547	19,149
Hiscox Ltd	24,389	312,727	(844)
IMI PLC	35,065	470,705	6,621
Inmarsat PLC	316,817	2,922,531	(149,539)
Intertek Group PLC	9,796	428,468	(21,801)
Just Eat PLC	161,513	1,169,383	(17,106)
Legal & General Group PLC	903,615	2,693,271	(387,996)
Merlin Entertainments PLC ~	295,761	1,704,414	(12,526)
NEX Group PLC	46,073	396,973	133,229
Next PLC	18,617	1,297,238	69,857
Old Mutual PLC	1,442,044	3,494,666	(623,980)
Pearson PLC	33,426	309,747	(22,258)
Pennon Group PLC	197,306	2,098,337	31,547
Provident Financial PLC	66,984	2,426,806	(168,603)
Prudential PLC	218,252	3,665,050	(1,138,830)
Rio Tinto PLC	25,278	866,347	(89,265)
Rolls-Royce Holdings PLC	467,995	3,960,924	(383,333)
Rotork PLC	529,300	1,419,163	(206,600)
Royal Bank of Scotland Group PLC	1,243,700	3,207,567	(453,962)
RSA Insurance Group PLC	272,115	1,726,153	(454,217)
Schroders PLC	43,151	1,455,665	(295,110)
Serco Group PLC	185,029	277,184	(84,265)
Smith & Nephew PLC	22,562	351,289	1,265
Spectris PLC	7,510	184,369	(43,879)
St James’s Place PLC	424,106	4,766,137	(1,086,014)
Standard Chartered PLC	223,210	1,550,056	(466,020)
Standard Life PLC	284,118	1,206,339	(247,088)
Tesco PLC	1,549,693	3,242,560	(1,089,332)
The Weir Group PLC	51,100	1,085,802	(127,030)
TP ICAP PLC	37,650	-	(201,051)
Travis Perkins PLC	23,283	463,465	27,333
United Utilities Group PLC	85,506	969,511	27,031
Vodafone Group PLC	768,250	2,166,395	215,810
Whitbread PLC	38,778	1,871,907	(2,107)
Worldpay Group PLC ~	419,141	1,572,108	(18,081)

			(6,510,626)

United States

Shire PLC	57,418	3,381,411	(248,540)

Total Short Positions			(9,386,344)

Total Long and Short Positions			(77,752)

Other Receivables (Payables) (3)			(339,419)

			($417,171)

Description	Counter- party	Expiration Dates (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month HKD-HIBOR, plus a specified spread as negotiated by the parties, which is denominated in HKD based on the local currencies of the positions within the swap.	JPM	07/17/17- 10/23/17	($1,558,076)

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Hong Kong

BOC Hong Kong Holdings Ltd	253,000	$749,789	$150,670
Cheung Kong Property Holdings Ltd	66,500	483,727	(77,762)
CLP Holdings Ltd	436,000	4,219,074	(224,023)
Henderson Land Development Co Ltd	138,560	739,144	(5,384)
HKT Trust & HKT Ltd	988,000	1,441,318	(231,849)
Kerry Properties Ltd	981,000	2,401,670	249,210

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Li & Fung Ltd	2,544,000	$1,205,477	($91,368)
New World Development Co Ltd	2,631,000	2,481,548	288,459
Power Assets Holdings Ltd	99,000	908,496	(38,049)
Sino Land Co Ltd	1,276,000	1,966,403	(65,437)
SJM Holdings Ltd	807,000	498,081	131,240
Sun Hung Kai Properties Ltd	80,000	1,147,604	(140,382)
The Wharf Holdings Ltd	82,000	496,304	46,508
VTech Holdings Ltd	61,000	665,196	148,778
WH Group Ltd ~	4,437,500	3,356,350	217,956
Wheelock & Co Ltd	377,000	1,755,724	358,944

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Xinyi Glass Holdings Ltd	1,984,000	$1,730,016	($114,043)
Yue Yuen Industrial Holdings Ltd	913,000	3,501,198	(194,373)

			409,095

Total Long Positions			409,095

Short Positions:

Hong Kong

AIA Group Ltd	310,400	1,792,386	54,977
ASM Pacific Technology Ltd	80,700	604,257	(248,975)
Cathay Pacific Airways Ltd	2,027,361	3,025,907	367,036
Galaxy Entertainment Group Ltd	41,885	120,902	(60,445)
Haitong International Securities Group Ltd	1,340,259	765,286	1,834
Hang Lung Properties Ltd	1,531,129	2,955,048	(271,450)
Hong Kong & China Gas Co Ltd	4,285,805	7,388,890	(174,613)
Hysan Development Co Ltd	104,000	454,687	26,079
MTR Corp Ltd	618,625	2,911,800	(85,155)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Sands China Ltd	84,800	$302,387	($63,345)
Value Partners Group Ltd	1,689,724	1,563,105	229,303

			(224,754)

Macau

MGM China Holdings Ltd	2,169,003	2,873,055	(1,604,964)
Wynn Macau Ltd	1,444,030	2,175,661	(106,125)

			(1,711,089)

United States

Samsonite International SA	239,608	700,838	19,350

Total Short Positions			(1,916,493)

Total Long and Short Positions			(1,507,398)

Other Receivables (Payables) (3)			(50,678)

			($1,558,076)

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month SGD-SIBOR, plus a specified spread as negotiated by the parties, which is denominated in SGD based on the local currencies of the positions within the swap.	JPM	07/17/17	($226,841)

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

China

Yangzijiang Shipbuilding Holdings Ltd	4,981,994	$3,223,109	($218,541)

Singapore

City Developments Ltd	99,700	636,226	(26,556)
ComfortDelGro Corp Ltd	713,000	1,393,913	(93,153)
Genting Singapore PLC	4,629,100	2,513,158	532,024
SATS Ltd	646,400	2,018,519	279,274
Singapore Airlines Ltd	342,500	2,665,714	(213,468)
StarHub Ltd	442,900	1,223,841	(283,208)
Wilmar International Ltd	456,200	1,110,631	87,448

			282,361

Total Long Positions			63,820

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Singapore

CapitaLand Ltd	966,200	$2,171,122	$16,730
Golden Agri-Resources Ltd	1,216,800	327,652	(53,576)
Keppel Corp Ltd	1,574,414	6,185,685	(476,724)
Oversea-Chinese Banking Corp Ltd	61,800	384,753	(19,802)
Singapore Post Ltd	2,432,500	2,755,657	117,438
Singapore Telecommunications Ltd	908,000	2,501,878	224,479

			(191,455)

Total Short Positions			(191,455)

Total Long and Short Positions			(127,635)

Other Receivables (Payables) (3)			(99,206)

			($226,841)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month USD-LIBOR, plus a specified spread as negotiated by the parties, which is denominated in USD based on the local currencies of the positions within the swap.	JPM	07/17/17	$88,537

The following table represents the individual short positions and related values within the total return basket swap as of December 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Hong Kong

Hutchison Port Holdings Trust	1,124,800	$507,283	$19,211

Total Short Position			19,211

Other Receivables (Payables) (3)			69,326

			$88,537

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day CAD-USD Discount Rate plus a specified spread as negotiated by the parties, which is denominated in CAD based on the local currencies of the positions within the swap.	MSC	05/03/17	($1,738,168)

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Canada

Agnico Eagle Mines Ltd	10,997	$637,597	($151,589)
Air Canada	479,030	3,562,087	1,548,423
Alimentation Couche-Tard Inc ‘B’	77,470	3,395,911	339,272
Atco Ltd ‘I’	11,100	382,018	(10,058)
Bank of Montreal	25,537	1,652,160	255,805
Barrick Gold Corp	138,568	2,809,460	(441,312)
BCE Inc	11,327	531,187	(6,833)
CAE Inc	79,395	1,031,307	118,080
Canadian Imperial Bank of Commerce	22,094	1,784,495	135,264
Canadian Tire Corp Ltd ‘A’	29,137	3,173,790	56,423
Canfor Corp	70,227	767,924	81,072
CCL Industries Inc ‘B’	8,710	1,594,901	220,888
CGI Group Inc ‘A’	29,631	1,353,669	157,132
Constellation Software Inc	3,231	1,262,683	288,243
Dollarama Inc	45,835	3,304,562	270,371
Empire Co Ltd ‘A’	120,174	1,996,994	(459,161)
Enerplus Corp	100,129	582,322	402,233
Finning International Inc	37,663	669,391	111,924
First Quantum Minerals Ltd	86,461	797,963	91,971
George Weston Ltd	27,581	2,390,624	92,769
IGM Financial Inc	9,898	311,605	(9,584)
Industrial Alliance Insurance & Financial Services Inc	38,622	1,272,316	341,369
Intact Financial Corp	9,117	674,674	22,068
Kinross Gold Corp	544,250	3,030,681	(1,153,743)
Linamar Corp	60,718	2,629,162	151,948
Lundin Mining Corp	223,412	817,702	291,291
Magna International Inc	38,650	1,623,380	161,204
Metro Inc	101,960	3,412,210	(138,969)
Open Text Corp	34,291	1,919,590	321,006
Quebecor Inc ‘B’	9,728	260,199	27,243
Ritchie Bros Auctioneers Inc	21,578	619,119	153,480
Saputo Inc	85,565	2,729,745	398,075
SNC-Lavalin Group Inc	5,328	200,474	41,984
Teck Resources Ltd ‘B’	101,394	2,021,242	59,431

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
The Bank of Nova Scotia	6,169	$323,520	$41,168
The Toronto-Dominion Bank	7,231	316,144	57,731
Tourmaline Oil Corp	13,782	373,702	9,074
TransAlta Corp	5,428	24,386	6,576
West Fraser Timber Co Ltd	7,724	265,726	11,337
Yamana Gold Inc	416,645	2,177,965	(900,661)

			2,992,945

Total Long Positions			2,992,945

Short Positions:

Canada

AltaGas Ltd	74,487	1,810,675	(188,624)
BlackBerry Ltd	78,066	617,377	62,978
Bombardier Inc ‘B’	872,789	1,325,250	(130,570)
Brookfield Asset Management Inc ‘A’	9,395	307,366	(7,459)
Cameco Corp	143,093	1,327,967	(191,721)
Canadian National Railway Co	56,726	3,552,526	(445,610)
Canadian Natural Resources Ltd	6,267	188,205	(23,852)
Canadian Pacific Railway Ltd	3,426	494,308	(26,869)
Canadian Utilities Ltd ‘A’	94,616	2,720,505	(4,337)
Cenovus Energy Inc	92,763	1,470,516	(28,327)
DH Corp	83,197	1,760,571	308,997
Eldorado Gold Corp	149,830	447,506	(42,423)
Element Fleet Management Corp	92,164	891,919	28,409
Enbridge Inc	96,321	4,001,156	(314,219)
Fairfax Financial Holdings Ltd	595	326,431	30,417
Franco-Nevada Corp	14,850	1,030,681	127,914
Gildan Activewear Inc	216,251	6,711,352	784,376
Goldcorp Inc	29,402	447,807	42,546
Hudson’s Bay Co	39,072	501,259	87,316
Husky Energy Inc	30,450	335,033	(35,506)
Imperial Oil Ltd	40,428	1,340,726	(153,564)
Keyera Corp	25,858	832,806	(963)
Manulife Financial Corp	157,198	2,188,166	(720,042)
Methanex Corp	109,771	3,782,212	(1,272,437)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Onex Corp	6,769	$413,973	($60,083)
Pembina Pipeline Corp	31,570	948,333	(100,401)
Potash Corp of Saskatchewan Inc	252,650	4,285,322	(493,027)
Power Financial Corp	70,094	1,641,205	(175,341)
PrairieSky Royalty Ltd	81,163	1,623,523	(297,512)
Precision Drilling Corp	38,684	200,712	(23,337)
Restaurant Brands International Inc	39,594	1,709,418	(288,407)
Rogers Communications Inc ‘B’	89,912	3,497,016	(200,228)
Silver Wheaton Corp	11,408	239,034	2,974
Stantec Inc	8,454	227,184	9,622
Sun Life Financial Inc	26,458	851,014	(197,083)
Veresen Inc	34,235	273,055	(70,907)
Waste Connections Inc	5,650	428,549	(20,280)
Whitecap Resources Inc	92,724	729,359	(142,821)
WSP Global Inc	45,233	1,458,052	(104,454)

			(4,274,855)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
United States

Valeant Pharmaceuticals International Inc	83,479	$1,757,414	$495,976

Total Short Positions			(3,778,879)

Total Long and Short Positions			(785,934)

Other Receivables (Payables) (3)			(952,234)

			($1,738,168)

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day CHF-TOIS, plus a specified spread as negotiated by the parties, which is denominated in CHF based on the local currencies of the positions within the swap.	MSC	05/03/17	$359,631

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Switzerland

ABB Ltd	349,088	$7,351,646	$287,728
Actelion Ltd	13,433	2,182,171	827,243
Adecco Group AG	50,621	3,300,829	188,541
Baloise Holding AG	10,978	1,388,128	73,714
Clariant AG	46,917	819,201	36,892
dormakaba Holding AG	382	266,854	24,768
Flughafen Zuerich AG	22,757	4,123,587	281,542
GAM Holding AG	26,510	346,601	(22,037)
Geberit AG	5,510	2,265,779	22,978
Georg Fischer AG	2,549	2,103,152	82,160
Lonza Group AG	20,772	3,516,494	277,256
Partners Group Holding AG	433	203,145	(63)
Sika AG	376	1,699,238	159,735
Straumann Holding AG	3,969	1,520,208	84,214
Swiss Life Holding AG	15,037	3,964,200	513,117
Swiss Re AG	42,319	4,091,616	149,371
Temenos Group AG	18,044	1,150,733	133,694
Zurich Insurance Group AG	10,594	2,866,261	57,859

			3,178,712

Total Long Positions			3,178,712

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Austria

ams AG	82,090	$2,620,073	$174,412

Switzerland

Aryzta AG	64,638	2,525,956	(447,670)
Barry Callebaut AG	783	923,961	(86,179)
Chocoladefabriken Lindt & Spruengli AG	606	3,378,302	123,318
Cie Financiere Richemont SA ‘A’	115,523	7,694,870	(354,681)
Credit Suisse Group AG	374,065	4,836,558	(689,533)
Dufry AG	41,703	5,586,543	74,993
Galenica AG	193	204,464	(13,399)
Julius Baer Group Ltd	64,510	2,730,766	(281,049)
LafargeHolcim Ltd	11,632	613,674	(25,191)
Novartis AG	27,171	2,115,786	17,230
OC Oerlikon Corp AG	107,169	1,048,879	(44,294)
Swisscom AG	6,020	2,831,814	49,662
The Swatch Group AG	17,944	4,877,396	(875,379)

			(2,552,172)

Total Short Positions			(2,377,760)

Total Long and Short Positions			800,952

Other Receivables (Payables) (3)			(441,321)

			$359,631

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day EUR-EONIA, plus a specified spread as negotiated by the parties, which is denominated in EUR based on the local currencies of the positions within the swap.	MSC	05/03/17	$26,498,759

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Belgium

Ageas	90,860	$3,725,198	$63,432
bpost SA	76,858	1,913,160	7,460
Galapagos NV	7,827	493,441	28,414
Proximus SADP	56,887	2,084,513	(309,679)
Solvay SA	5,357	725,052	(56,403)
Umicore SA	25,001	1,501,333	(28,202)

			(294,978)

Finland

Amer Sports OYJ	7,817	217,636	(696)
Cargotec OYJ ‘B’	50,364	1,802,770	550,825
Elisa OYJ	21,857	747,975	(552)
Fortum OYJ	32,983	488,490	43,196
Huhtamaki OYJ	25,858	1,094,357	(81,675)
Kesko OYJ ‘B’	59,788	2,388,814	728,425
Neste OYJ	158,812	5,502,825	816,452
Nokian Renkaat OYJ	9,738	330,728	45,100
Orion OYJ ‘B’	49,048	1,668,605	610,385
Stora Enso OYJ ‘R’	24,351	212,209	60,220
UPM-Kymmene OYJ	101,835	2,271,335	306,279

			3,077,959

France

Arkema SA	32,988	3,015,317	318,923
Atos SE	72,627	6,640,191	1,293,338
BNP Paribas SA	65,833	3,606,140	721,078
Capgemini SA	24,830	2,216,387	(26,043)
Cie de Saint-Gobain	87,010	3,726,683	545,165
Cie Generale des Etablissements Michelin	63,974	6,822,954	660,347
CNP Assurances	142,263	2,203,381	545,873
Eiffage SA	37,430	2,381,006	353,117
Elior Group ~	24,326	535,224	46,360
Faurecia	78,781	2,890,695	292,941
Ipsen SA	21,260	1,305,044	308,098
Lagardere SCA	56,752	1,466,123	192,474
Peugeot SA	458,185	7,482,964	360,563
Publicis Groupe SA	27,836	2,306,562	(236,597)
Renault SA	36,009	2,830,126	515,399
Rexel SA	65,520	911,916	207,865
Safran SA	9,491	688,311	25,754
Schneider Electric SE	43,298	2,872,164	263,555
SCOR SE	47,379	1,664,675	56,202
SEB SA	14,709	1,760,261	301,013
Societe BIC SA	5,662	872,619	(58,773)
Societe Generale SA	19,029	816,363	141,955
Sodexo SA	24,365	2,530,436	419,462
Technip SA	5,347	304,760	94,084
Teleperformance	58,224	4,971,659	1,111,004
Thales SA	74,544	5,429,768	2,080,377
Ubisoft Entertainment SA	18,977	638,039	51,255
Valeo SA	77,764	3,882,856	565,477
Veolia Environnement SA	111,997	2,546,201	(485,789)

			10,664,477

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Germany

adidas AG	10,014	$1,637,833	$9,845
Allianz SE	12,534	2,006,166	112,589
Aurubis AG	58,292	3,113,676	428,134
Brenntag AG	7,657	443,105	3,428
Covestro AG ~	102,919	5,330,296	1,939,983
Deutsche Post AG	28,834	807,491	182,274
Evonik Industries AG	78,710	2,586,600	(92,107)
Freenet AG	134,765	4,470,939	(435,939)
Hannover Rueck SE	15,619	1,599,020	175,243
HeidelbergCement AG	39,054	3,535,115	282,775
Henkel AG & Co KGaA (Preferred)	9,367	1,245,877	(60,689)
HOCHTIEF AG	55,756	4,998,554	3,059,932
Infineon Technologies AG	127,106	2,181,755	115,860
KION Group AG	46,896	2,186,507	527,150
LANXESS AG	3,176	208,853	853
Linde AG	7,890	1,291,645	61,892
METRO AG	14,481	420,508	84,473
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	20,636	3,930,361	128,077
OSRAM Licht AG	97,378	4,686,616	687,789
Rheinmetall AG	67,932	4,668,260	154,809
Salzgitter AG	21,430	674,294	122,274
Siemens AG	32,738	3,817,495	405,869
Software AG	93,177	3,240,822	287,182
STADA Arzneimittel AG	78,005	3,898,507	321,423
Suedzucker AG	100,348	2,325,734	185,805
Talanx AG	42,531	1,303,670	189,183
thyssenkrupp AG	9,806	208,932	35,226

			8,913,333

Italy

A2A SPA	3,929,610	4,924,375	396,297
Assicurazioni Generali SPA	24,341	267,485	106,277
Autogrill SPA	258,468	2,472,220	4,484
BPER Banca	325,062	1,327,084	464,274
Brembo SPA	3,529	207,675	7,535
Buzzi Unicem SPA	31,400	617,682	155,222
Davide Campari-Milano SPA	131,994	1,273,933	51,505
DiaSorin SPA	5,831	362,608	1,071
Enel SPA	1,984,729	8,429,129	616,001
Hera SPA	249,107	713,665	(92,737)
Intesa Sanpaolo SPA	342,926	864,259	11,586
Italgas SPA	126,083	585,964	(89,852)
Leonardo-Finmeccanica SPA	138,794	1,605,791	432,596
Mediobanca SPA	56,237	433,892	43,472
Moncler SPA	104,325	1,884,552	31,130
Poste Italiane SPA ~	469,492	3,317,181	5,597
Prysmian SPA	214,744	4,808,792	933,657
Recordati SPA	76,531	1,911,785	360,349
Snam SPA	630,417	2,944,423	(139,920)
Unipol Gruppo Finanziario SPA	342,437	1,233,291	49,301

			3,347,845

Luxembourg

APERAM SA	10,248	382,040	106,011

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Netherlands

ABN AMRO Group NV CVA ~	21,722	$382,411	$120,830
Akzo Nobel NV	3,890	291,214	(31,400)
ASM International NV	28,914	1,180,614	187,379
Boskalis Westminster	48,436	2,516,250	(672,107)
Delta Lloyd NV	432,448	1,475,071	1,021,045
Fugro NV CVA	27,052	334,136	101,666
Koninklijke Ahold Delhaize NV	184,334	3,713,788	153,603
Koninklijke DSM NV	39,898	2,568,247	(58,292)
Koninklijke Philips NV	50,957	1,509,701	117,895
Koninklijke Vopak NV	15,585	706,271	52,990
NN Group NV	203,304	6,501,627	710,483
Randstad Holding NV	25,208	1,516,943	(71,756)
Wolters Kluwer NV	115,324	4,102,059	307,318

			1,939,654

Spain

ACS Actividades de Construccion y Servicios SA	85,412	2,434,443	377,806
Aena SA ~	10,673	1,539,064	5,775
Almirall SA	73,367	1,322,764	(123,341)
Ebro Foods SA	51,210	1,165,621	(28,606)
Enagas SA	42,262	1,278,716	(125,240)
Endesa SA	256,150	5,006,958	700,864
Gamesa Corp Tecnologica SA	185,640	3,249,611	681,303
Gas Natural SDG SA	111,986	2,145,213	71,610
Iberdrola SA	528,519	3,517,495	193,515
Mapfre SA	133,938	429,499	(17,950)
Mediaset Espana Comunicacion SA	87,109	1,084,976	(3,683)
Prosegur Cia de Seguridad SA	209,947	1,311,088	66,903
Repsol SA	451,664	5,068,328	1,465,270
Tecnicas Reunidas SA	51,259	1,701,709	471,635

			3,735,861

Switzerland

STMicroelectronics NV	548,012	3,086,462	3,330,202

United Kingdom

Dialog Semiconductor PLC	98,540	4,192,464	170,805
Fiat Chrysler Automobiles NV	380,872	2,420,589	1,180,416

			1,351,221

Total Long Positions			36,171,585

Short Positions:

Belgium

Anheuser-Busch InBev SA/NV	71,427	8,165,043	299,929
Telenet Group Holding NV	32,439	1,622,720	(251,116)
UCB SA	5,647	454,298	66,576

			115,389

Finland

Nokia OYJ	1,041,626	5,789,098	557,420
Sampo OYJ ‘A’	49,094	2,302,038	(35,802)
Wartsila OYJ Abp	24,962	1,066,993	(107,699)

			413,919

France

Accor SA	130,970	5,163,418	55,336
Aeroports de Paris	7,120	710,438	(76,144)
Air Liquide SA	31,383	3,315,211	(349,431)
Airbus Group SE	31,828	2,200,860	21,845
Bollore SA	1,133,307	4,871,676	639,511
Bouygues SA	32,830	1,085,599	(165,478)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Bureau Veritas SA	36,808	$759,677	$14,914
Carrefour SA	166,921	5,412,615	1,056,072
Casino Guichard Perrachon SA	46,153	2,278,715	(38,527)
Cie Plastic Omnium SA	27,417	871,404	(46,479)
Edenred	345,012	6,944,487	(240,822)
Electricite de France SA	290,002	4,004,075	881,185
Engie SA	84,893	1,234,132	102,077
Essilor International SA	40,080	4,649,091	(50,829)
Eutelsat Communications SA	46,567	923,604	991
Groupe Eurotunnel SE	120,787	1,145,620	(39,198)
Iliad SA	6,347	1,439,676	148,707
Ingenico Group SA	46,571	4,800,811	830,591
JCDecaux SA	33,980	1,087,892	40,307
Kering	6,489	1,088,385	(398,671)
L’Oreal SA	7,148	1,279,683	(108,948)
LVMH Moet Hennessy Louis Vuitton SE	10,642	1,831,442	(320,478)
Natixis SA	440,481	2,001,778	(603,613)
Orpea	28,952	2,348,937	(98,307)
Pernod Ricard SA	30,598	3,457,155	(37,827)
Remy Cointreau SA	16,212	1,252,384	(204,068)
Sanofi	19,355	1,537,573	(40,320)
SFR Group SA	33,912	904,103	(83,853)
TOTAL SA	8,633	417,358	(42,848)
Vallourec SA	68,611	305,250	(184,176)
Vivendi SA	46,930	948,297	18,641
Zodiac Aerospace	264,316	7,466,342	1,021,334

			1,701,494

Germany

Axel Springer SE	15,655	790,227	3,105
Bayerische Motoren Werke AG	48,167	4,488,696	(243,412)
Bilfinger SE	32,681	1,128,149	(172,743)
Commerzbank AG	395,813	3,455,362	323,128
Daimler AG	65,628	4,479,972	(656,832)
Deutsche Bank AG	253,366	3,880,611	(909,054)
Deutsche Lufthansa AG	30,790	386,650	(28,511)
Deutsche Telekom AG	67,725	1,161,284	(37,021)
Duerr AG	10,389	670,486	(186,589)
E.ON SE	825,582	5,881,272	(127,960)
Fresenius Medical Care AG & Co KGaA	15,162	1,314,434	(45,837)
MAN SE	2,687	269,526	589
Merck KGaA	19,611	1,871,745	(296,195)
MTU Aero Engines AG	8,814	819,300	(249,884)
Nordex SE	33,266	893,636	140,556
ProSiebenSat.1 Media SE	30,210	1,189,554	255
RWE AG	145,813	2,486,430	535,565
SAP SE	5,665	427,721	(93,276)
Sartorius AG	5,584	424,380	(169)
Schaeffler AG	77,129	1,092,825	(106,192)
Symrise AG	4,869	341,980	28,100
Telefonica Deutschland Holding AG	493,667	2,369,517	157,101
United Internet AG	47,812	1,954,374	18,939
Volkswagen AG (Preferred)	45,754	6,007,048	(719,088)
Zalando SE ~	73,946	2,337,457	(605,260)

			(3,270,685)

Italy

Azimut Holding SPA	255,423	4,412,404	(47,783)
Banca Generali SPA	30,297	689,393	(54,737)
Banco Popolare SC	785,140	1,775,112	(209,563)
Eni SPA	62,581	906,863	(158,699)
Luxottica Group SPA	133,288	6,780,932	(723,249)
Saipem SPA	4,821,186	1,965,394	(833,223)
Salvatore Ferragamo SPA	161,270	3,605,235	(420,813)
Telecom Italia SPA	4,626,778	4,354,269	63,230
UniCredit SPA	253,361	569,537	(190,112)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Unione di Banche Italiane SPA	483,111	$1,177,480	($211,603)
UnipolSai SPA	433,209	796,594	(166,080)
Yoox Net-A-Porter Group SPA	42,061	1,214,876	(11,050)

			(2,963,682)

Luxembourg

ArcelorMittal	99,902	550,421	(214,599)
Eurofins Scientific SE	6,854	2,665,558	(376,238)
SES SA ‘A’ ADR	71,308	1,675,739	25,040
Tenaris SA	466,694	6,456,641	(2,193,577)

			(2,759,374)

Netherlands

Aegon NV	327,722	1,299,971	(573,837)
Altice NV ‘A’	454,454	7,601,525	(1,748,799)
Gemalto NV	5,549	323,116	(13,615)
Koninklijke KPN NV	1,243,623	4,612,737	706,350
OCI NV	81,706	1,199,725	(291,646)
SBM Offshore NV	346,076	4,446,247	(1,216,625)

			(3,138,172)

Spain

Abertis Infraestructuras SA	21,145	320,946	9,065
Acerinox SA	54,250	734,467	11,553
Amadeus IT Group SA	42,254	1,813,102	(211,288)
Atresmedia Corp de Medios de Comunicacion SA	113,505	1,155,809	(127,290)
Banco Bilbao Vizcaya Argentaria SA	31,239	183,281	(37,555)
Banco de Sabadell SA	345,403	492,051	14,107

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Banco Popular Espanol SA	5,229,897	$6,234,747	$947,763
Bankia SA	649,519	529,908	(161,815)
Bankinter SA	182,100	1,238,492	(224,703)
CaixaBank SA	784,114	2,223,373	(469,955)
Cellnex Telecom SAU ~	335,430	5,610,847	539,584
Distribuidora Internacional de Alimentacion SA	508,129	2,868,344	193,025
Ferrovial SA	175,046	3,474,858	185,464
Grifols SA	139,240	2,980,705	86,923
Industria de Diseno Textil SA	36,447	1,166,345	(155,880)
Telefonica SA	296,417	3,007,925	101,951
Zardoya Otis SA	103,497	1,054,035	118,035

			818,984

United Kingdom

CNH Industrial NV	192,187	1,224,814	(491,867)
RELX NV	77,648	1,353,117	(39,321)
Unilever NV CVA	136,276	5,548,692	(192,175)

			(723,363)

United States

QIAGEN NV	69,257	1,642,147	(362,945)

Total Short Positions			(10,168,435)

Total Long and Short Positions			26,003,150

Other Receivables (Payables) (3)			495,609

			$26,498,759

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day JPY-MUTSC, plus a specified spread as negotiated by the parties, which is denominated in JPY based on the local currencies of the positions within the swap.	MSC	05/07/18	$21,449,496

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Japan

Advantest Corp	45,800	$624,773	$159,172
Ajinomoto Co Inc	59,800	1,318,844	(147,630)
Alfresa Holdings Corp	80,500	1,595,710	(137,436)
Amada Holdings Co Ltd	451,700	4,346,300	915,623
Aozora Bank Ltd	167,000	630,277	(64,495)
Asahi Kasei Corp	199,000	1,852,967	(108,153)
Astellas Pharma Inc	288,200	4,423,950	(518,223)
Bandai Namco Holdings Inc	249,900	5,139,235	1,692,646
Bridgestone Corp	79,900	2,878,284	107,564
Chiyoda Corp	267,000	1,847,963	231,985
Chubu Electric Power Co Inc	463,400	6,249,374	343,405
Citizen Watch Co Ltd	484,300	2,579,232	576,770
Coca-Cola West Co Ltd	17,600	427,910	143,373
Dai-ichi Life Holdings Inc	17,000	188,748	99,684
Daicel Corp	231,600	2,813,550	(344,289)
Daiichi Sankyo Co Ltd	47,600	1,129,571	(68,714)
Daikin Industries Ltd	7,400	707,824	43,786
DeNA Co Ltd	37,300	1,060,415	(201,556)
Disco Corp	14,500	1,246,563	444,629
Ezaki Glico Co Ltd	30,400	1,391,587	38,659
Fuji Heavy Industries Ltd	68,500	2,542,616	544,243
FUJIFILM Holdings Corp	35,400	1,423,495	(80,544)
Fujitsu Ltd	581,803	3,264,160	125,434

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Hakuhodo DY Holdings Inc	233,300	$2,572,043	$436,434
Haseko Corp	243,400	2,357,129	157,805
Hisamitsu Pharmaceutical Co Inc	12,800	647,558	35,847
Hitachi Capital Corp	13,300	300,236	47,278
Hitachi Chemical Co Ltd	203,800	3,750,543	1,555,280
Hitachi Construction Machinery Co Ltd	40,000	853,593	54,022
Hitachi High-Technologies Corp	120,200	3,435,467	1,352,477
Hitachi Metals Ltd	98,600	1,390,201	(84,758)
Hoya Corp	77,700	3,043,966	82,130
Ibiden Co Ltd	83,800	1,193,333	(12,224)
Idemitsu Kosan Co Ltd	139,100	2,430,707	1,416,926
Iida Group Holdings Co Ltd	13,200	274,698	12,297
Inpex Corp	23,200	184,496	60,272
ITOCHU Corp	96,800	1,193,894	56,630
Itochu Techno-Solutions Corp	168,600	3,404,588	1,042,247
Japan Airlines Co Ltd	93,000	3,114,450	(537,288)
Japan Petroleum Exploration Co Ltd	73,600	1,712,567	(8,580)
JSR Corp	139,500	2,366,396	(230,431)
JTEKT Corp	128,100	1,740,132	354,981
JX Holdings Inc	453,500	1,685,586	401,605
Kajima Corp	123,000	764,019	94,273
Kaken Pharmaceutical Co Ltd	29,500	2,370,833	(867,875)
Kamigumi Co Ltd	100,000	894,654	71,796
Kaneka Corp	430,000	3,514,483	152,518
KDDI Corp	31,900	760,283	19,341
Kewpie Corp	30,700	694,480	32,817

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Kobayashi Pharmaceutical Co Ltd	14,400	$633,386	$61,683
Konami Holdings Corp	104,693	2,498,809	1,682,826
Konica Minolta Inc	218,300	1,950,310	234,615
Kuraray Co Ltd	119,200	1,475,202	413,192
Kurita Water Industries Ltd	34,600	822,864	(15,536)
Kyocera Corp	6,700	331,083	44,348
Kyushu Financial Group Inc	129,100	857,633	83,202
Lion Corp	117,000	1,737,388	348,077
LIXIL Group Corp	13,200	216,504	112,576
Maruichi Steel Tube Ltd	13,600	465,274	38,936
Matsumotokiyoshi Holdings Co Ltd	38,500	1,934,510	146,921
Mazda Motor Corp	110,114	1,420,098	551,018
Medipal Holdings Corp	176,400	2,960,375	(265,933)
MEIJI Holdings Co Ltd	13,100	1,071,305	26,943
Miraca Holdings Inc	31,600	1,354,830	175,171
Mitsubishi Chemical Holdings Corp	398,400	2,464,336	50,279
Mitsubishi Corp	59,100	1,350,493	(62,069)
Mitsubishi Electric Corp	300,600	3,495,830	862,089
Mitsubishi Gas Chemical Co Inc	178,500	2,307,909	969,446
Mitsubishi Motors Corp	247,300	1,169,670	392,657
Mitsubishi Tanabe Pharma Corp	295,200	5,058,592	497,934
Mitsui & Co Ltd	70,600	985,833	(42,480)
Mitsui Chemicals Inc	874,000	3,136,761	857,911
Mixi Inc	141,600	5,055,586	282,346
MS&AD Insurance Group Holdings Inc	153,700	4,421,799	481,244
Nabtesco Corp	12,500	323,090	(3,628)
Nexon Co Ltd	139,500	2,167,370	(141,668)
NHK Spring Co Ltd	209,200	1,936,845	100,034
Nikon Corp	201,300	2,880,149	579,050
Nippon Electric Glass Co Ltd	118,000	618,167	68,683
Nippon Express Co Ltd	937,000	4,716,523	261,807
Nippon Shokubai Co Ltd	56,500	3,364,735	190,869
Nippon Telegraph & Telephone Corp	124,300	4,876,350	508,541
Nissan Motor Co Ltd	80,300	799,156	113,286
Nisshin Seifun Group Inc	35,200	584,038	(12,647)
Nitori Holdings Co Ltd	13,100	1,097,725	347,840
NOK Corp	16,600	388,433	(64,656)
Nomura Research Institute Ltd	13,849	485,079	(65,513)
NSK Ltd	54,900	508,474	140,841
NTN Corp	275,000	900,256	261,657
NTT Data Corp	39,000	1,893,545	207,397
Obayashi Corp	172,100	1,703,862	105,614
Oji Holdings Corp	62,000	246,593	38,535
Oracle Corp Japan	25,800	1,191,651	84,403
ORIX Corp	166,200	2,658,257	(6,089)
Osaka Gas Co Ltd	634,000	2,475,955	(1,870)
Otsuka Corp	65,500	3,212,985	(280,047)
Otsuka Holdings Co Ltd	6,400	213,743	58,601
Pola Orbis Holdings Inc	27,800	1,815,090	418,774
Resona Holdings Inc	824,900	4,327,472	(30,877)
Rohm Co Ltd	48,700	2,346,481	481,412
Sankyo Co Ltd	73,185	2,749,496	(325,387)
Santen Pharmaceutical Co Ltd	18,100	270,256	(65,121)
Seiko Epson Corp	139,000	2,207,719	1,023,754
Sekisui Chemical Co Ltd	280,800	3,495,218	837,544
Shimadzu Corp	48,000	727,588	9,656
Shimamura Co Ltd	30,000	2,939,941	734,734
Shin-Etsu Chemical Co Ltd	26,400	1,645,743	356,911
Shionogi & Co Ltd	40,700	1,880,029	140,090
Sojitz Corp	3,090,400	6,050,460	1,550,097
Sompo Holdings Inc	71,900	2,612,886	(120,456)
Square Enix Holdings Co Ltd	79,300	2,326,957	(140,927)
Sugi Holdings Co Ltd	6,700	351,090	(20,392)
Sumitomo Chemical Co Ltd	300,000	1,335,852	133,581
Sumitomo Corp	197,200	1,973,654	491,722
Sumitomo Dainippon Pharma Co Ltd	68,700	1,087,592	140,816
Sumitomo Electric Industries Ltd	151,500	2,070,936	349,936
Sumitomo Heavy Industries Ltd	410,000	2,443,078	167,041

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Sumitomo Mitsui Financial Group Inc	18,500	$751,340	($28,323)
Sumitomo Mitsui Trust Holdings Inc	89,800	3,018,469	537,613
Sumitomo Rubber Industries Ltd	203,400	3,251,294	31,463
Sundrug Co Ltd	5,900	420,636	1,612
Suzuken Co Ltd	108,600	3,767,572	(185,170)
Suzuki Motor Corp	117,700	3,049,301	1,174,677
T&D Holdings Inc	66,700	895,321	6,969
Taiheiyo Cement Corp	560,000	1,420,045	417,988
Taisei Corp	242,000	1,794,272	(10,464)
Teijin Ltd	125,600	2,510,259	375,200
The Chugoku Bank Ltd	17,300	262,732	(26,276)
The Gunma Bank Ltd	252,100	1,439,714	(26,149)
The Hachijuni Bank Ltd	51,700	374,313	(91,572)
Toho Gas Co Ltd	167,000	1,286,800	191,240
Tohoku Electric Power Co Inc	59,900	816,276	(85,058)
Tokyo Broadcasting System Holdings Inc	59,100	814,752	212,001
Tokyo Century Corp	8,100	267,740	15,225
Tokyo Electric Power Co Holdings Inc	359,000	2,369,425	(1,076,911)
Tokyo Electron Ltd	32,200	2,832,515	541,755
Tokyo Gas Co Ltd	633,000	3,010,534	(90,265)
Toppan Printing Co Ltd	491,000	4,240,941	700,941
Tosoh Corp	684,000	3,082,681	1,891,960
Toyo Suisan Kaisha Ltd	64,900	2,421,706	81,252
Toyoda Gosei Co Ltd	75,100	1,501,913	332,345
Toyota Boshoku Corp	177,400	3,004,083	1,157,545
Toyota Tsusho Corp	135,700	3,030,885	761,304
Tsuruha Holdings Inc	12,500	1,380,416	(51,609)
Yamaguchi Financial Group Inc	26,000	330,657	(62,486)
Yamaha Corp	33,800	1,009,730	69,444
Yamazaki Baking Co Ltd	44,000	935,050	(33,581)
Yokogawa Electric Corp	15,000	210,518	11,220

			32,786,987

Total Long Positions			32,786,987

Short Positions:

Japan

ABC-Mart Inc	5,100	322,843	(3,590)
Aeon Co Ltd	530,800	6,905,751	(735,626)
AEON Financial Service Co Ltd	130,100	2,776,261	391,686
Air Water Inc	35,900	656,680	(67,964)
Aisin Seiki Co Ltd	4,900	189,699	(30,743)
Alps Electric Co Ltd	258,700	5,876,588	(766,049)
ANA Holdings Inc	619,000	1,726,588	12,022
Asics Corp	294,000	6,356,765	253,041
Brother Industries Ltd	44,400	741,985	(148,393)
Calbee Inc	186,400	7,125,532	582,694
Canon Inc	86,300	2,470,081	(130,894)
Casio Computer Co Ltd	51,000	838,183	51,449
Chugai Pharmaceutical Co Ltd	89,800	2,903,641	390,912
Concordia Financial Group Ltd	47,400	238,416	4,457
Credit Saison Co Ltd	87,100	1,603,548	(42,945)
Daiwa Securities Group Inc	157,000	894,614	(172,122)
Denso Corp	39,300	1,560,812	(239,358)
Don Quijote Holdings Co Ltd	118,000	4,341,702	(454,031)
East Japan Railway Co	17,900	1,599,077	(110,747)
Eisai Co Ltd	43,400	2,792,245	225,585
Electric Power Development Co Ltd	174,000	4,569,548	284,942
FANUC Corp	22,200	3,451,092	(554,632)
Fast Retailing Co Ltd	11,900	3,429,479	(989,364)
Hamamatsu Photonics KK	173,096	4,632,852	15,369
Hirose Electric Co Ltd	2,200	294,719	30,343
Hokuriku Electric Power Co	83,800	990,288	(29,652)
Honda Motor Co Ltd	54,000	1,615,480	(804)
Hoshizaki Corp	3,800	322,576	(3,952)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
IHI Corp	1,064,000	$2,241,624	($484,570)
Isetan Mitsukoshi Holdings Ltd	344,800	4,400,085	537,889
Izumi Co Ltd	18,200	780,558	(102,990)
J Front Retailing Co Ltd	115,900	1,924,870	411,709
Japan Post Bank Co Ltd	63,500	791,510	(38,387)
Japan Post Holdings Co Ltd	66,000	890,550	(26,695)
JFE Holdings Inc	142,900	2,048,741	(106,883)
JGC Corp	44,600	634,777	(260,870)
Kakaku.com Inc	81,700	1,483,921	50,097
Kansai Paint Co Ltd	61,900	960,067	(227,134)
Kawasaki Heavy Industries Ltd	400,000	1,369,325	83,575
Keihan Holdings Co Ltd	182,000	1,224,142	(21,250)
Keikyu Corp	316,000	2,844,619	(959,148)
Keio Corp	218,000	1,825,063	6,619
Keisei Electric Railway Co Ltd	53,200	1,542,376	51,890
Keyence Corp	2,100	1,157,072	(330,117)
Kikkoman Corp	68,000	2,026,134	(158,996)
Kintetsu Group Holdings Co Ltd	883,000	3,170,247	(191,165)
Kirin Holdings Co Ltd	189,900	2,591,082	(406,416)
Kobe Steel Ltd	487,100	4,751,786	(530,814)
Koito Manufacturing Co Ltd	9,600	432,910	(112,752)
Kubota Corp	61,700	1,005,201	177,446
Kyowa Hakko Kirin Co Ltd	48,200	782,461	84,791
Kyushu Electric Power Co Inc	616,700	7,653,246	755,466
M3 Inc	11,500	278,712	(20,950)
Mabuchi Motor Co Ltd	27,200	1,386,935	(204,879)
Makita Corp	3,143	183,740	(27,103)
Marui Group Co Ltd	463,947	5,542,754	(980,455)
Minebea Co Ltd	210,800	2,871,069	1,026,538
MISUMI Group Inc	129,400	2,108,414	(232,601)
Mitsubishi Heavy Industries Ltd	653,000	2,817,012	(134,263)
Mitsubishi Logistics Corp	316,000	4,259,780	(289,483)
Mitsui OSK Lines Ltd	1,255,000	2,504,106	(1,033,293)
MonotaRO Co Ltd	73,300	1,529,544	(56,707)
Murata Manufacturing Co Ltd	19,600	2,376,555	(423,666)
Nagoya Railroad Co Ltd	367,000	1,825,408	(54,968)
Nankai Electric Railway Co Ltd	171,000	820,016	(112,408)
NGK Insulators Ltd	72,000	1,586,157	160,696
NGK Spark Plug Co Ltd	327,500	8,364,052	1,268,810
Nidec Corp	43,200	3,010,486	(783,752)
Nifco Inc	6,100	322,450	(36,784)
Nintendo Co Ltd	2,200	479,421	(42,060)
Nippon Paint Holdings Co Ltd	73,700	1,662,287	(293,795)
Nippon Steel & Sumitomo Metal Corp	13,000	230,616	(53,482)
Nippon Yusen KK	1,007,000	1,770,911	(315,542)
Nissin Foods Holdings Co Ltd	5,500	324,647	(1,956)
Nomura Holdings Inc	72,500	284,891	(169,750)
Obic Co Ltd	5,300	276,378	16,435
Odakyu Electric Railway Co Ltd	248,400	5,940,563	225,190
Olympus Corp	11,100	398,372	6,125
Omron Corp	34,400	1,118,577	(285,535)
Ono Pharmaceutical Co Ltd	57,200	1,613,885	293,960
Orient Corp	163,500	304,170	(24,023)
Oriental Land Co Ltd	87,800	5,060,462	245,706
Park24 Co Ltd	21,100	661,663	24,692
Pigeon Corp	244,100	5,723,676	(689,530)
Rakuten Inc	595,600	7,025,005	759,646
Ricoh Co Ltd	598,300	5,837,991	1,066,952
Rinnai Corp	9,800	815,090	42,128
Ryohin Keikaku Co Ltd	11,800	2,494,413	(41,945)
Sawai Pharmaceutical Co Ltd	7,900	534,117	47,228
Sega Sammy Holdings Inc	25,100	337,714	(80,465)
Seibu Holdings Inc	79,200	2,112,490	759,229
Sekisui House Ltd	12,800	214,058	(28,166)
Seven & i Holdings Co Ltd	48,200	2,078,954	32,502
Seven Bank Ltd	1,176,900	3,918,007	264,532
Sharp Corp	239,000	513,958	(51,674)
Shikoku Electric Power Co Inc	292,800	3,439,098	197,045

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Shimano Inc	42,900	$6,654,752	($182,777)
Shimizu Corp	131,000	1,242,033	(122,894)
Shinsei Bank Ltd	620,000	869,641	(253,666)
Shiseido Co Ltd	95,400	2,126,747	(183,925)
SoftBank Group Corp	11,000	671,790	(147,176)
Sohgo Security Services Co Ltd	47,400	2,454,564	558,281
Sony Corp	48,300	1,350,892	(129,395)
Sony Financial Holdings Inc	388,000	5,457,729	(1,191,743)
Sosei Group Corp	19,900	2,457,931	50,441
Stanley Electric Co Ltd	54,200	1,201,383	(306,986)
Sumco Corp	244,400	1,506,527	(1,812,279)
Sumitomo Metal Mining Co Ltd	109,000	1,321,248	(15,207)
Suruga Bank Ltd	23,000	509,485	(50,560)
Sysmex Corp	4,700	256,472	(7,609)
Taiyo Nippon Sanso Corp	91,300	912,001	(193,191)
Takashimaya Co Ltd	143,000	1,292,650	161,781
Takeda Pharmaceutical Co Ltd	50,300	2,205,277	(107,378)
The Bank of Kyoto Ltd	502,000	3,581,359	(446,495)
The Chiba Bank Ltd	95,000	536,467	(112,543)
The Chugoku Electric Power Co Inc	465,000	6,035,484	353,390
The Iyo Bank Ltd	161,500	1,084,595	(79,712)
The Kansai Electric Power Co Inc	257,100	2,271,093	(810,764)
The Shizuoka Bank Ltd	48,000	383,478	(67,005)
THK Co Ltd	30,000	622,641	(83,284)
Tobu Railway Co Ltd	287,000	1,378,938	(102,519)
Toho Co Ltd	18,300	492,634	(81,713)
Tokio Marine Holdings Inc	16,300	615,835	(133,946)
Tokyu Corp	171,000	1,443,781	141,601
Toray Industries Inc	67,000	576,905	50,446
Toshiba Corp	147,000	532,283	121,772
Toyo Seikan Group Holdings Ltd	40,500	744,787	(33,868)
Toyota Industries Corp	110,500	5,773,185	487,567
Toyota Motor Corp	32,600	1,737,954	(279,575)
Trend Micro Inc	39,100	1,397,328	(121,548)
Unicharm Corp	238,900	4,805,104	(250,337)
USS Co Ltd	18,600	315,527	(12,804)
West Japan Railway Co	15,000	947,601	(69,910)
Yahoo Japan Corp	573,800	2,329,227	193,281
Yakult Honsha Co Ltd	154,400	7,765,198	333,938
Yamaha Motor Co Ltd	190,400	3,100,336	(1,237,798)
Yamato Holdings Co Ltd	152,200	3,139,664	21,457
Yaskawa Electric Corp	312,400	3,782,641	(905,931)

			(11,129,475)

Total Short Positions			(11,129,475)

Total Long and Short Positions			21,657,512

Other Receivables (Payables) (3)			(208,016)

			$21,449,496

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week DKK-CIBOR, plus a specified spread as negotiated by the parties, which is denominated in DKK based on the local currencies of the positions within the swap.	MSC	05/02/17	$701,286

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Denmark

GN Store Nord AS	33,457	$690,489	$40,694
H Lundbeck AS	24,759	893,674	155,460
ISS AS	74,609	2,906,504	(171,426)
TDC AS	845,251	4,341,930	326,068
Vestas Wind Systems AS	94,265	6,545,118	(130,225)

			220,571

Total Long Positions			220,571

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Denmark

AP Moller - Maersk AS ‘B’	210	$319,305	($31,349)
Chr Hansen Holding AS	11,123	601,109	(18,636)
Coloplast AS ‘B’	5,864	428,300	6,184
DSV AS	4,941	214,024	(7,039)
Novo Nordisk AS ‘B’	5,930	204,009	(10,268)
Novozymes AS ‘B’	87,060	3,828,896	580,373
Tryg AS	102,003	1,958,344	(37,223)

			482,042

Total Short Positions			482,042

Total Long and Short Positions			702,613

Other Receivables (Payables) (3)			(1,327)

			$701,286

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week NOK-NIBOR, plus a specified spread as negotiated by the parties, which is denominated in NOK based on the local currencies of the positions within the swap.	MSC	05/03/17	$1,255,085

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Norway

Leroy Seafood Group ASA	17,693	$898,353	$117,438
Marine Harvest ASA	13,970	219,470	41,142
Norsk Hydro ASA	170,630	728,689	129,117
Orkla ASA	47,927	444,929	5,023
Salmar ASA	22,491	683,050	12,756
Yara International ASA	45,041	1,723,837	151,237

			456,713

United Kingdom

Subsea 7 SA	119,791	1,075,640	509,916

Total Long Positions			966,629

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Norway

DNB ASA	26,894	$361,756	($52,578)
Gjensidige Forsikring ASA	40,747	686,720	(5,670)
Schibsted ASA ‘A’	139,675	3,975,636	556,786
Statoil ASA	136,789	2,347,465	(209,272)

			289,266

Total Short Positions			289,266

Total Long and Short Positions			1,255,895

Other Receivables (Payables) (3)			(810)

			$1,255,085

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week SEK-STIBOR, plus a specified spread as negotiated by the parties, which is denominated in SEK based on the local currencies of the positions within the swap.	MSC	05/03/17	$3,733,959

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Malta

Kindred Group PLC SDR	26,056	$228,544	$29,026

Sweden

Axfood AB	28,046	503,434	(17,551)
BillerudKorsnas AB	144,869	2,256,388	392,085
Boliden AB	231,880	4,440,943	1,935,099
Bonava AB ‘B’	25,976	292,596	109,813
Electrolux AB ‘B’	192,509	5,201,161	159,468
Holmen AB ‘B’	10,998	382,611	26,681
Husqvarna AB ‘B’	211,247	1,701,446	133,094
NCC AB ‘B’	177,057	4,218,136	700,620
Saab AB ‘B’	56,456	1,909,917	320,546
Securitas AB ‘B’	83,861	1,358,990	30,848
Skanska AB ‘B’	91,843	2,023,128	351,019
SSAB AB ‘A’	342,999	1,036,614	321,945
Svenska Cellulosa AB SCA ‘B’	12,693	363,368	(2,072)
Swedish Match AB	158,337	5,569,302	(82,836)
Swedish Orphan Biovitrum AB	19,258	297,127	(37,039)

			4,341,720

Total Long Positions			4,370,746

Short Positions:

Luxembourg

Millicom International Cellular SA SDR	6,852	293,425	2,283

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Sweden

Alfa Laval AB	56,699	$912,089	($91,203)
Assa Abloy AB ‘B’	211,805	4,311,834	(57,816)
Atlas Copco AB ‘A’	21,657	594,658	(132,843)
Elekta AB ‘B’	39,017	321,055	(22,478)
Getinge AB ‘B’	58,906	1,232,497	157,146
Hennes & Mauritz AB ‘B’	253,565	8,438,888	786,221
Hexagon AB ‘B’	67,825	2,703,178	(10,815)
Hexpol AB	54,297	500,260	(23,929)
Modern Times Group MTG AB ‘B’	10,857	323,336	(32,389)
Nordea Bank AB	28,637	279,714	(54,127)
Sandvik AB	20,877	225,917	(58,408)
Skandinaviska Enskilda Banken AB ‘A’	137,569	1,374,107	(209,340)
Svenska Handelsbanken AB ‘A’	310,680	4,143,401	(624,182)
Swedbank AB ‘A’	34,059	716,344	(189,219)
Tele2 AB ‘B’	144,230	1,121,022	(49,234)
Telefonaktiebolaget LM Ericsson ‘B’	37,786	206,690	(14,173)
Volvo AB ‘B’	45,827	561,820	(38,307)

			(665,096)

Total Short Positions			(662,813)

Total Long and Short Positions			3,707,933

Other Receivables (Payables) (3)			26,026

			$3,733,959

Total Basket Swaps			$140,049,399

(1)	The expiration date(s) of the underlying investment in each basket swap are equal to or fall within the range disclosed.
(2)	Notional amount is representative of the cost basis of the long and short positions.
(3)	Other receivables (payables) includes the gains (losses) realized within the swap when the swap resets.

Total Return Swaps

Receive Total Return	Pay Total Return	Counter- party	Expiration Date	Number of Contracts	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Positive return on MSCI Singapore Index	Negative return on MSCI Singapore Index	GSC	01/31/17	5	$21	$-	$21
Positive return on Swiss Market Index	Negative return on Swiss Market Index	GSC	03/17/17	268	516,876	-	516,876

					$516,897	$-	$516,897

Total Swap Agreements					$140,566,296	$-	$140,566,296

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Short-Term Investments	$998,706,863	$264,956,004	$733,750,859	$-
	Derivatives:
	Equity Contracts
	Futures	4,685,405	4,685,405	-	-
	Swaps	144,506,552	-	144,506,552	-

	Total Equity Contracts	149,191,957	4,685,405	144,506,552	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	87,967	-	87,967	-

	Total Asset - Derivatives	149,279,924	4,685,405	144,594,519	-

	Total Assets	1,147,986,787	269,641,409	878,345,378	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(2,277,238)	(2,277,238)	-	-
	Swaps	(3,940,256)	-	(3,940,256)	-

	Total Equity Contracts	(6,217,494)	(2,277,238)	(3,940,256)	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(3,881,240)	-	(3,881,240)	-

	Total Liabilities - Derivatives	(10,098,734)	(2,277,238)	(7,821,496)	-

	Total Liabilities	(10,098,734)	(2,277,238)	(7,821,496)	-

	Total	$1,137,888,053	$267,364,171	$870,523,882	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 0.7%

Singapore - 0.7%

Yoma Strategic Holdings Ltd	14,753,033	$5,941,301

Total Common Stocks (Cost $5,926,490)		5,941,301

	Principal Amount

CORPORATE BONDS & NOTES - 1.7%

Azerbaijan - 0.5%

International Bank of Azerbaijan OJSC 6.170% due 05/10/17 § ~	$4,400,000	4,378,000

Croatia - 0.5%

Agrokor DD 9.125% due 02/01/20 ~	EUR 3,776,000	4,146,221

Georgia - 0.7%

Bank of Georgia JSC 11.000% due 06/01/18	GEL 6,870,000	2,641,202
Georgian Oil & Gas Corp JSC 6.750% due 04/26/21 ~	$2,695,000	2,819,644

		5,460,846

Total Corporate Bonds & Notes (Cost $14,653,622)		13,985,067

SENIOR LOAN NOTES - 0.8%

Ethiopia - 0.8%

Ethiopian Railways Corp 4.865% due 08/02/21 § +	6,700,000	6,520,996

Total Senior Loan Notes (Cost $6,306,328)		6,520,996

MORTGAGE-BACKED SECURITIES - 0.4%

United States - 0.4%

Fannie Mae (IO) 5.494% due 03/25/33 - 04/25/43 §	10,524,604	1,695,247
Freddie Mac (IO)
5.546% due 02/15/33 §	3,871,965	639,270
5.916% due 05/15/36 § ‡	4,233,333	752,120

		3,086,637

Total Mortgage-Backed Securities (Cost $3,049,539)		3,086,637

FOREIGN GOVERNMENT BONDS & NOTES - 75.9%

Albania - 2.8%

Albania Government 5.750% due 11/12/20 ~	EUR 20,282,000	23,484,841

	Principal Amount	Value
Argentina - 1.4%

Argentine Bonad
0.750% due 02/22/17	$3,153,000	$3,140,491
0.750% due 06/09/17	3,350,000	3,330,771
0.750% due 09/21/17	3,144,471	3,071,186
2.400% due 03/18/18	2,214,152	2,185,186

		11,727,634

Armenia - 1.4%

Republic of Armenia 7.150% due 03/26/25 ~	11,394,000	12,018,049

Australia - 1.7%

Australia Government
3.000% due 03/21/47 ~	AUD 11,915,000	7,408,572
3.250% due 06/21/39 ~	9,756,000	6,666,397

		14,074,969

Barbados - 1.5%

Barbados Government
6.625% due 12/05/35 ~	$15,119,000	11,641,630
7.000% due 08/04/22 ~	979,000	902,834

		12,544,464

Belarus - 2.1%

Republic of Belarus 8.950% due 01/26/18 ~	17,028,000	17,686,984

Croatia - 0.3%

Croatia Government 3.000% due 03/11/25 ~	EUR 2,548,000	2,707,264

Cyprus - 6.4%

Cyprus Government
3.750% due 07/26/23 ~	16,721,000	18,031,545
3.875% due 05/06/22 ~	13,379,000	14,677,730
4.250% due 11/04/25 ~	18,992,000	21,174,460

		53,883,735

Dominican Republic - 4.1%

Dominican Republic
10.375% due 03/04/22 ~	DOP 77,700,000	1,682,760
10.400% due 05/10/19 ~	548,700,000	11,971,830
13.500% due 08/04/17 ~	55,500,000	1,220,437
14.000% due 06/08/18 ~	398,500,000	9,054,794
15.000% due 04/05/19 ~	108,100,000	2,579,752
15.950% due 06/04/21 ~	62,500,000	1,622,343
16.000% due 02/10/17 ~	144,100,000	3,125,333
16.000% due 07/10/20 ~	83,500,000	2,116,282
16.950% due 02/04/22 ~	35,800,000	975,603

		34,349,134

Ecuador - 3.6%

Ecuador Government
7.950% due 06/20/24 ~	$24,163,000	23,196,480
10.500% due 03/24/20 ~	6,513,000	7,034,040

		30,230,520

El Salvador - 2.0%

El Salvador Government
5.875% due 01/30/25 ~	1,570,000	1,444,510
6.375% due 01/18/27 ~	6,727,000	6,222,475
7.375% due 12/01/19 ~	200,000	207,500
7.650% due 06/15/35 ~	2,819,000	2,628,717
7.750% due 01/24/23 ~	4,392,000	4,587,708
8.250% due 04/10/32 ~	1,885,000	1,913,275

		17,004,185

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Georgia - 0.3%

Georgia Treasury
6.750% due 10/06/18	GEL 140,000	$51,971
8.000% due 06/09/18	2,010,000	761,209
10.500% due 02/05/25	414,000	162,179
10.750% due 07/09/17	415,000	158,754
11.750% due 04/28/21	105,000	44,332
13.375% due 03/10/18	3,820,000	1,531,699

		2,710,144

Greece - 1.0%

Hellenic Republic Government 4.750% due 04/17/19 ~	EUR 8,447,000	8,414,874

Honduras - 0.8%

Honduras Government
7.500% due 03/15/24 ~	$1,614,000	1,732,468
8.750% due 12/16/20 ~	4,046,000	4,525,046

		6,257,514

Iceland - 4.3%

Iceland Rikisbref
6.250% due 02/05/20	ISK 957,240,000	5,165,083
6.500% due 01/24/31	232,544,000	1,390,587
7.250% due 10/26/22	1,497,242,288	8,651,549
8.000% due 06/12/25	1,083,305,000	6,791,367
8.750% due 02/26/19	2,559,963,000	14,318,750

		36,317,336

Indonesia - 0.7%

Indonesia Treasury
8.250% due 05/15/36	IDR 43,091,000,000	3,229,943
8.750% due 05/15/31	38,119,000,000	2,951,764

		6,181,707

Iraq - 1.0%

Iraq Government 5.800% due 01/15/28 ~	$10,308,000	8,590,739

Kenya - 1.1%

Kenya Government 5.875% due 06/24/19 ~	6,883,000	7,067,602
Kenya Infrastructure 11.000% due 10/12/26	KES 226,200,000	2,028,606

		9,096,208

Lebanon - 0.0%

Lebanon Treasury 6.180% due 01/26/17	LBP 498,980,000	331,236

Macedonia - 5.4%

Macedonia Government
3.975% due 07/24/21 ~	EUR 28,060,000	29,709,278
4.875% due 12/01/20 ~	14,367,000	15,916,804

		45,626,082

Mexico - 0.1%

Mexico Government
3.375% due 02/23/31	657,000	706,819
3.625% due 04/09/29	392,000	445,815

		1,152,634

New Zealand - 1.1%

New Zealand Government
2.500% due 09/20/35 ^ ~	NZD 4,743,092	3,416,267
3.000% due 09/20/30 ^ ~	7,325,433	5,662,151

		9,078,418

	Principal Amount	Value
Nigeria - 1.1%

Nigeria Government 5.125% due 07/12/18 ~	$9,172,000	$9,336,656

Russia - 4.7%

Russian Federal
7.750% due 09/16/26	RUB 147,910,000	2,335,818
8.500% due 09/17/31	2,280,077,000	37,487,001

		39,822,819

Rwanda - 0.9%

Rwanda Government 6.625% due 05/02/23 ~	$7,515,000	7,467,836

Serbia - 8.5%

Serbia Treasury
5.750% due 07/21/23	RSD 2,340,630,000	20,058,855
6.000% due 02/22/19	458,030,000	4,020,880
10.000% due 03/02/18	902,750,000	8,204,047
10.000% due 03/20/21	716,450,000	7,192,565
10.000% due 06/05/21	790,410,000	7,933,134
10.000% due 02/05/22	2,349,960,000	24,000,223

		71,409,704

Sri Lanka - 8.9%

Sri Lanka Government
6.125% due 06/03/25 ~	$3,480,000	3,291,374
6.850% due 11/03/25 ~	4,549,000	4,490,008
8.000% due 11/15/18	LKR 1,769,960,000	11,161,323
8.000% due 11/01/19	45,000,000	272,641
8.500% due 05/01/19	130,000,000	812,524
8.750% due 10/15/18	817,000,000	5,222,375
9.250% due 05/01/20	691,100,000	4,273,905
9.450% due 10/15/21	535,000,000	3,231,421
10.000% due 10/01/22	821,250,000	4,969,029
10.250% due 03/15/25	1,499,520,000	8,843,444
10.600% due 07/01/19	62,040,000	404,632
10.600% due 09/15/19	654,000,000	4,246,180
10.750% due 03/01/21	597,000,000	3,822,912
11.000% due 08/01/21	281,980,000	1,810,114
11.000% due 08/01/24	86,000,000	532,528
11.000% due 08/01/25	38,000,000	233,596
11.000% due 06/01/26	1,271,510,000	7,741,102
11.000% due 05/15/30	219,000,000	1,287,129
11.200% due 07/01/22	127,200,000	813,924
11.400% due 01/01/24	88,000,000	561,252
11.500% due 08/01/26	336,000,000	2,099,435
11.500% due 09/01/28	773,480,000	4,781,888

		74,902,736

Suriname - 1.4%

Republic of Suriname 9.250% due 10/26/26 ~	$11,960,000	11,702,860

Tanzania - 3.7%

Tanzania Government 7.250% due 03/09/20 § ~	29,207,931	30,715,060

Thailand - 1.3%

Thailand Government 1.250% due 03/12/28 ^ ~	THB 436,061,780	11,299,507

Turkey - 1.2%

Turkey Government 4.875% due 10/09/26	$11,025,000	10,229,061

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Zambia - 1.1%

Zambia Government
5.375% due 09/20/22 ~	$8,724,000	$7,940,803
8.500% due 04/14/24 ~	873,000	857,788

		8,798,591

Total Foreign Government Bonds & Notes (Cost $661,174,832)		639,153,501

PURCHASED OPTIONS - 2.4%
(See Note (g) in Notes to Schedule of Investments) (Cost $8,385,597)		20,220,827

SHORT-TERM INVESTMENTS - 15.7%

Foreign Government Issues - 0.9%

Georgia Treasury Bills (Georgia)
6.612% due 07/13/17	GEL 2,400,000	869,271
7.115% due 06/01/17	1,684,000	614,869
Iceland Rikisvixill (Iceland)
0.548% due 04/18/17	ISK 197,930,000	1,026,307
0.548% due 05/15/17	338,139,900	1,753,437
0.608% due 04/18/17	140,050,000	726,187
0.609% due 05/15/17	503,264,000	2,609,695
0.913% due 02/15/17	8,000,000	41,544
1.014% due 01/16/17	7,000,000	36,379
1.014% due 02/15/17	7,000,000	36,351

		7,714,040

Repurchase Agreement - 12.3%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $103,901,310; collateralized by U.S. Treasury Notes: 2.500% - 2.750% due 02/15/24 - 05/15/24 and value $105,979,539)	$103,900,964	103,900,964

U.S. Treasury Bills - 2.5%

0.487% due 03/02/17 ‡	10,000,000	9,992,350
0.493% due 02/16/17 ‡	11,000,000	10,994,148

		20,986,498

Total Short-Term Investments (Cost $133,027,634)		132,601,502

TOTAL INVESTMENTS - 97.6% (Cost $832,524,042)		821,509,831

OTHER ASSETS & LIABILITIES, NET - 2.4%		20,168,895

NET ASSETS - 100.0%		$841,678,726

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	75.9%
Short-Term Investments	15.7%
Others (each less than 3.0%)	6.0%

97.6%
Other Assets & Liabilities, Net	2.4%

100.0%

(b)	As of December 31, 2016, the Fund’s composition by country of risk as a percentage of net assets was as follows:

United States (Includes Short-Term Investments)	15.2%
Sri Lanka	8.9%
Serbia	8.5%
Cyprus	6.4%
Macedonia	5.4%
Iceland	5.0%
Russia	4.7%
Dominican Republic	4.1%
Tanzania	3.7%
Ecuador	3.6%
Others (each less than 3.0%)	29.7%

95.2%
Purchased Options	2.4%
Other Assets & Liabilities, Net	2.4%

100.0%

(c)	An investment with a value of $6,520,996 or 0.8% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(d)	As of December 31, 2016, investments with a total aggregate value of $9,302,102 were fully or partially segregated with broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(e)	Open futures contracts outstanding as of December 31, 2016 were as follows:

Short Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Copper (03/17)	230	($707,036)
TOPIX Index (03/17)	24	(83,679)
U.S. 5-Year Interest Rate Swap (03/17)	188	104,484
U.S. 10-Year Interest Rate Swap (03/17)	783	634,635
WTI Crude (02/17)	259	(2,412,653)
WTI Crude (03/17)	974	(2,199,013)
WTI Crude (04/17)	277	(290,822)

Total Futures Contracts		($4,954,084)

(f)	Forward foreign currency contracts outstanding as of December 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AED	50,728,000	USD	13,739,978	02/18	BNP	$33,642
AUD	5,443,000	USD	4,049,538	03/17	GSC	(127,658)
CNH	28,297,000	USD	4,183,781	01/17	SCB	(140,297)
CNH	44,723,000	USD	6,582,720	02/17	CIT	(255,379)
CNH	88,145,000	USD	13,069,424	02/17	SCB	(598,806)
CNH	54,252,000	USD	7,956,376	03/17	CIT	(330,157)
CNH	92,448,000	USD	13,701,115	03/17	GSC	(698,278)
CNH	136,043,000	USD	20,124,356	03/17	SCB	(990,055)
CNH	103,420,000	USD	15,442,736	05/17	SCB	(1,013,628)
CNH	52,371,880	USD	7,726,745	06/17	CIT	(443,538)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
CNH	50,845,000	USD	7,344,228	06/17	GSC	($264,750)
CNH	33,279,382	USD	4,755,556	08/17	BNP	(161,119)
CNH	73,546,738	USD	10,657,027	09/17	DUB	(533,120)
CNH	60,345,000	USD	8,769,673	09/17	SCB	(463,022)
COP	35,011,840,000	USD	11,673,532	01/17	BNP	(30,414)
COP	14,275,430,000	USD	4,489,129	01/17	BNP	241,718
COP	28,835,000,000	USD	9,390,979	02/17	BNP	149,053
COP	23,371,100,000	USD	7,602,187	03/17	SCB	94,689
EUR	10,911,745	RON	49,517,500	02/17	BNP	17,018
EUR	2,290,683	SEK	22,654,282	01/17	GSC	(75,816)
EUR	17,261,503	SEK	170,670,000	01/17	SCB	(563,144)
EUR	22,470,000	USD	24,526,442	02/17	DUB	(839,436)
EUR	4,895,363	USD	5,361,157	02/17	SCB	(199,061)
GBP	3,355,000	USD	4,230,487	03/17	GSC	(88,872)
IDR	27,886,630,000	USD	2,043,725	03/17	BNP	(2,028)
IDR	45,484,395,000	USD	3,312,775	03/17	BNP	25,623
IDR	135,365,558,000	USD	9,953,350	03/17	CIT	(9,192)
IDR	25,185,570,000	USD	1,840,378	03/17	JPM	3,564
IDR	23,926,805,000	USD	1,746,482	03/17	SCB	9,663
INR	2,371,856,000	USD	35,030,613	01/17	SCB	(168,519)
JPY	1,078,838,000	USD	9,405,286	03/17	SCB	(142,859)
KES	627,133,000	USD	5,927,533	02/17	CIT	155,128
KES	106,130,000	USD	1,005,972	03/17	CIT	15,707
KES	65,067,000	USD	617,334	03/17	SCB	9,610
KES	123,143,000	USD	1,157,524	06/17	CIT	8,087
MXN	327,040,000	USD	15,857,407	02/17	BNP	(186,721)
MYR	64,231,000	USD	15,478,757	01/17	BNP	(1,158,376)
MYR	8,685,000	USD	2,074,278	01/17	CIT	(137,946)
NZD	56,254,036	USD	39,732,755	01/17	GSC	(664,472)
NZD	16,327,000	USD	11,527,597	01/17	JPM	(191,132)
PHP	417,827,000	USD	8,252,558	03/17	SCB	83,814
RON	76,289,216	EUR	16,904,045	02/17	BNP	(120,814)
RON	49,859,000	EUR	11,053,985	03/17	BNP	(90,561)
RON	36,297,965	EUR	8,055,320	03/17	BOA	(73,743)
RON	93,386,000	EUR	20,699,303	03/17	DUB	(162,716)
RON	10,336,000	EUR	2,278,693	05/17	BNP	(10,605)
RUB	1,947,036,841	USD	29,927,308	02/17	BNP	1,557,911
RUB	1,764,209,000	USD	26,749,376	02/17	BOA	1,646,322
RUB	640,095,322	USD	10,051,354	02/17	CIT	299,525
RUB	751,000,000	USD	12,004,476	02/17	DUB	98,071
RUB	515,740,000	USD	8,052,587	02/17	GSC	287,362
RUB	351,959,000	USD	5,428,115	03/17	BOA	233,335
RUB	267,540,000	USD	4,111,855	03/17	CIT	187,268
RUB	2,293,116,000	USD	35,136,279	03/17	CSF	1,720,674
RUB	926,665,000	USD	14,265,822	03/17	DUB	624,835
SEK	101,154,282	EUR	10,394,361	01/17	GSC	163,474
SEK	170,670,000	EUR	17,570,137	01/17	SCB	238,236
SEK	76,639,000	EUR	7,981,691	03/17	GSC	15,829
SGD	12,160,000	USD	8,543,225	01/17	BOA	(147,550)
SGD	27,390,000	USD	19,237,928	01/17	GSC	(326,944)
SGD	11,998,000	USD	8,426,035	03/17	BOA	(143,727)
THB	28,760,000	USD	816,581	08/17	SCB	(14,006)
THB	149,152,000	USD	4,182,614	11/17	DUB	(20,484)
TWD	840,185,000	USD	26,043,293	01/17	BNP	(110,944)
TWD	201,812,000	USD	6,246,116	01/17	BOA	(20,510)
TWD	189,359,000	USD	5,877,064	01/17	CIT	(31,401)
TWD	318,243,000	USD	9,854,103	01/17	DUB	(27,909)
TWD	368,786,000	USD	11,623,200	01/17	GSC	(233,128)
TWD	106,783,000	USD	3,308,536	01/17	JPM	(10,739)
TWD	344,882,000	USD	10,696,170	02/17	BNP	(60,265)
TWD	71,555,000	USD	2,162,566	02/17	BNP	43,295
TWD	184,187,000	USD	5,732,555	02/17	CIT	(50,590)
TWD	472,838,000	USD	14,664,121	02/17	GSC	(86,610)
TWD	71,415,000	USD	2,160,163	02/17	GSC	41,382
TWD	259,898,000	USD	8,056,355	02/17	SCB	(43,372)
UGX	7,394,805,000	USD	1,979,627	03/17	CIT	26,899
UGX	3,677,640,000	USD	964,500	06/17	CIT	1,294
USD	66,662,955	AED	250,929,000	02/18	BNP	(1,469,936)
USD	7,067,408	AUD	9,581,172	02/17	BNP	161,322
USD	8,426,018	AUD	11,325,446	03/17	GSC	265,623

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	16,636,281	CAD	21,809,000	01/17	SCB	$390,081
USD	17,561,585	CAD	23,657,000	02/17	DUB	(64,448)
USD	8,580,026	CLP	5,646,000,000	02/17	SCB	171,121
USD	4,087,124	CNH	28,297,000	01/17	SCB	43,640
USD	6,516,063	CNH	44,723,000	02/17	CIT	188,723
USD	12,842,854	CNH	88,145,000	02/17	SCB	372,236
USD	8,218,132	CNH	54,252,000	03/17	CIT	591,913
USD	14,017,222	CNH	92,448,000	03/17	GSC	1,014,385
USD	20,629,328	CNH	136,043,000	03/17	SCB	1,495,027
USD	7,802,482	CNH	52,371,880	06/17	CIT	519,275
USD	7,575,577	CNH	50,845,000	06/17	GSC	504,709
USD	6,139,062	CNH	41,365,000	08/17	BNP	428,352
USD	5,871,628	CNH	39,565,964	08/17	JPM	409,286
USD	18,886,948	CNH	129,315,156	09/17	DUB	1,086,368
USD	8,812,705	CNH	60,345,000	09/17	SCB	506,053
USD	17,215,327	EUR	15,266,552	01/17	GSC	1,136,588
USD	70,699,401	EUR	63,149,057	01/17	JPM	4,179,848
USD	29,759,191	EUR	26,395,695	01/17	SCB	1,959,234
USD	33,889,890	EUR	31,921,321	02/17	DUB	211,780
USD	1,267,330	EUR	1,160,750	02/17	GSC	42,495
USD	29,301,933	EUR	26,802,054	02/17	SCB	1,039,523
USD	18,584,407	EUR	17,783,155	03/17	GSC	(215,115)
USD	47,786,223	EUR	44,638,931	03/17	GSC	659,099
USD	81,445,610	EUR	76,626,548	03/17	SCB	523,628
USD	4,250,116	EUR	4,045,071	04/17	GSC	(28,168)
USD	10,671,808	INR	732,086,000	01/17	BNP	(88,564)
USD	23,903,353	INR	1,639,770,000	01/17	CIT	(198,370)
USD	1,353,978	MYR	5,990,000	01/17	BNP	18,500
USD	6,499,865	MYR	28,940,000	01/17	CIT	47,657
USD	2,000,511	MYR	8,894,333	01/17	GSC	17,508
USD	3,708,671	MYR	16,522,667	01/17	JPM	24,922
USD	2,815,201	MYR	12,569,000	01/17	SCB	12,927
USD	33,901,534	NZD	48,034,138	01/17	GSC	541,949
USD	11,741,774	NZD	16,327,000	01/17	JPM	405,310
USD	7,936,754	NZD	11,261,481	02/17	CIT	124,877
USD	9,802,925	NZD	13,907,028	03/17	JPM	159,095
USD	19,577,320	OMR	7,596,000	03/17	BNP	(93,406)
USD	15,643,312	OMR	6,140,000	05/17	BNP	(209,573)
USD	23,465,041	OMR	9,199,000	06/17	BNP	(272,916)
USD	62,390,943	OMR	24,481,000	08/17	BNP	(578,496)
USD	35,353,120	RUB	2,295,494,144	02/17	BNP	(1,766,947)
USD	6,953,179	RUB	434,990,899	02/17	DUB	(56,804)
USD	8,588,662	SGD	12,160,000	01/17	BOA	192,986
USD	21,594,337	SGD	30,130,000	01/17	GSC	791,564
USD	19,152,104	SGD	27,370,271	03/17	BOA	258,203
USD	19,567,193	SGD	26,409,000	03/17	GSC	1,337,560
USD	10,391,090	SGD	14,135,000	03/17	SCB	634,431
USD	6,289,511	SGD	8,755,000	04/17	GSC	246,934
USD	24,514,351	SGD	33,962,928	04/17	SCB	1,073,137
USD	137,578	THB	4,840,000	07/17	DUB	2,513
USD	1,400,391	THB	50,134,000	08/17	JPM	1,354
USD	6,429,537	THB	228,890,121	11/17	DUB	42,292
USD	1,066,760	THB	37,998,000	11/17	JPM	6,415
USD	4,013,159	THB	141,504,000	11/17	SCB	64,449
USD	11,715,438	TWD	395,030,000	01/17	BNP	(478,429)
USD	6,008,992	TWD	201,812,000	01/17	BOA	(216,614)
USD	5,615,629	TWD	189,359,000	01/17	CIT	(230,034)
USD	9,454,860	TWD	318,243,000	01/17	DUB	(371,334)
USD	1,961,905	TWD	62,624,000	01/17	DUB	26,454
USD	5,584,605	TWD	189,508,000	01/17	GSC	(264,719)
USD	15,457,276	TWD	518,797,000	01/17	JPM	(554,751)
USD	12,448,621	TWD	416,437,000	02/17	BNP	(393,146)
USD	5,489,925	TWD	184,187,000	02/17	CIT	(192,040)
USD	16,241,428	TWD	544,253,000	02/17	GSC	(537,629)
USD	7,732,528	TWD	259,898,000	02/17	SCB	(280,454)
USD	18,625,365	ZAR	271,027,000	02/17	JPM	(931,964)
USD	9,398,235	ZAR	129,362,000	02/17	JPM	31,478
ZAR	400,389,000	USD	28,917,087	02/17	JPM	6,999

Total Forward Foreign Currency Contracts						$10,244,581

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(g)	Purchased options outstanding as of December 31, 2016 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - CNH versus USD	CNH 6.80	01/18/17	JPM	$41,000,000	$389,090	$1,287,400
Call - CNH versus USD	6.74	03/07/17	JPM	40,410,000	656,663	2,077,074
Call - CNH versus USD	6.82	04/19/17	SCB	27,000,000	426,600	1,274,400
Call - CNH versus USD	6.85	05/04/17	BNP	48,372,000	838,287	2,249,298
Call - CNH versus USD	6.85	05/04/17	MSC	57,180,000	990,929	2,670,306
Call - CNH versus USD	6.47	06/15/17	SCB	35,984,000	806,710	3,684,637
Call - CNH versus USD	6.90	11/02/17	BNP	34,000,000	965,600	2,057,000

					5,073,879	15,300,115

Put - SEK versus EUR	SEK 9.45	04/27/17	GSC	EUR 11,773,000	79,003	126,407
Put - SEK versus EUR	9.53	04/27/17	CIT	24,123,000	227,737	350,425
Put - SEK versus EUR	9.44	05/01/17	GSC	23,931,000	165,451	249,391
Put - SEK versus EUR	9.55	05/02/17	BNP	11,965,000	113,936	188,924
Put - SEK versus EUR	9.49	05/16/17	BNP	11,965,000	115,029	164,994
Put - SEK versus EUR	9.50	05/17/17	GSC	11,965,000	110,726	170,032
Put - SEK versus EUR	9.45	05/23/17	CIT	18,092,000	162,312	222,821

					974,194	1,472,994

					$6,048,073	$16,773,109

Options on Indices

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Cost	Value
Call - Nikkei 225 (03/21)	21,000.00	03/12/21	GSC	216	$2,337,524	$3,447,718

Total Purchased Options					$8,385,597	$20,220,827

(h)	Transactions in written options for the year ended December 31, 2016 were as follows:

	Number of Contracts	Notional Amount in $	Premium
Outstanding, December 31, 2015	225	409,533,889	$30,903,270
Call Options Written	-	38,565,690	(8,655,832)
Call Options Exercised	-	(196,112,000)	(11,516,957)
Call Options Expired	-	(113,427,000)	(3,274,538)
Call Options Closed	(225)	-	(4,401,552)
Put Options Closed	-	(37,627,889)	(485,413)

Outstanding, December 31, 2016	-	100,932,690	$2,568,978

(i)	Premiums received and value of written options outstanding as of December 31, 2016 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - CNH versus USD	CNH 6.80	01/18/17	JPM	$41,000,000	$737,373	($1,287,400)
Call - CNH versus USD	6.74	03/07/17	MSC	40,410,000	1,291,100	(2,077,074)
Call - CNH versus USD	6.82	04/19/17	SCB	19,522,690	540,505	(921,471)

Total Written Options					$2,568,978	($4,285,945)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(j)	Swap agreements outstanding as of December 31, 2016 were as follows:

Credit Default Swaps on Sovereign Issues – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/16 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Croatia Government	1.000%	12/20/17	BNP	0.471%	$2,000,000	($10,972)	$139,006	($149,978)
China Government	1.000%	12/20/17	BOA	0.304%	16,086,000	(114,476)	(128,626)	14,150
Thailand Government	1.000%	12/20/17	BOA	0.189%	6,946,000	(57,261)	37,890	(95,151)
Croatia Government	1.000%	12/20/17	DUB	0.471%	4,040,000	(22,164)	285,508	(307,672)
Croatia Government	1.000%	12/20/17	GSC	0.471%	2,000,000	(10,972)	135,003	(145,975)
Lebanon Government	5.000%	12/20/17	JPM	3.263%	2,500,000	(45,777)	(82,869)	37,092
Croatia Government	1.000%	03/20/18	CIT	0.621%	23,998,000	(118,735)	2,087,266	(2,206,001)
Lebanon Government	5.000%	03/20/18	JPM	3.552%	2,326,000	(44,033)	(98,960)	54,927
Bulgaria Government	1.000%	06/20/18	BNP	0.534%	2,490,000	(17,853)	14,533	(32,386)
Croatia Government	1.000%	06/20/18	BNP	0.722%	5,040,000	(22,184)	410,400	(432,584)
Croatia Government	1.000%	06/20/18	CIT	0.722%	15,660,000	(68,930)	1,471,849	(1,540,779)
Lebanon Government	1.000%	06/20/18	GSC	3.747%	14,621,000	568,152	2,024,302	(1,456,150)
Bulgaria Government	1.000%	12/20/18	BNP	0.649%	3,000,000	(21,573)	32,623	(54,196)
Lebanon Government	5.000%	12/20/18	GSC	3.985%	7,382,000	(153,164)	(413,485)	260,321
Poland Government	1.000%	09/20/19	BOA	0.459%	5,360,000	(79,603)	(91,861)	12,258
Croatia Government	1.000%	03/20/20	BNP	1.555%	4,255,000	72,014	327,874	(255,860)
Croatia Government	1.000%	06/20/20	CIT	1.678%	3,782,000	84,176	291,497	(207,321)
Croatia Government	1.000%	06/20/20	GSC	1.678%	5,500,000	122,413	426,094	(303,681)
Qatar Government	1.000%	12/20/20	GSC	0.654%	22,380,000	(306,507)	338,571	(645,078)
Qatar Government	1.000%	06/20/21	CIT	0.743%	7,993,760	(91,083)	48,981	(140,064)
Qatar Government	1.000%	06/20/21	DUB	0.743%	8,450,000	(96,281)	54,842	(151,123)
Qatar Government	1.000%	06/20/21	GSC	0.743%	8,006,000	(91,221)	44,716	(135,937)
Malaysia Government	1.000%	12/20/21	BNP	1.368%	20,980,000	351,101	215,148	135,953
Italy Government	1.000%	12/20/21	BOA	1.655%	3,980,000	117,521	97,121	20,400
Italy Government	1.000%	12/20/21	CIT	1.655%	3,199,000	94,459	96,172	(1,713)
Malaysia Government	1.000%	12/20/21	GSC	1.368%	9,633,000	161,209	92,703	68,506
Malaysia Government	1.000%	12/20/21	JPM	1.368%	4,768,000	79,793	42,728	37,065
Mexico Government	1.000%	12/20/22	BNP	1.749%	3,000,000	121,400	127,434	(6,034)
Spain Government	1.000%	12/20/22	BOA	0.848%	20,000,000	(175,132)	4,238,614	(4,413,746)
Qatar Government	1.000%	12/20/22	GSC	0.964%	4,650,000	(10,897)	(41,238)	30,341
South Africa Government	1.000%	12/20/22	JPM	2.402%	6,750,000	496,678	631,672	(134,994)
South Africa Government	1.000%	03/20/23	BNP	2.453%	50,000,000	3,935,254	4,657,747	(722,493)
Qatar Government	1.000%	12/20/23	GSC	1.070%	18,011,000	74,002	36,676	37,326
Qatar Government	1.000%	09/20/24	GSC	1.130%	2,390,000	20,876	(2,072)	22,948
South Africa Government	1.000%	12/20/25	BNP	2.706%	23,341,000	2,814,271	4,299,915	(1,485,644)

						7,554,501	21,847,774	(14,293,273)

				Exchange
Colombia Government	1.000%	06/20/21	ICE	1.462%	17,492,663	331,725	1,069,397	(737,672)
Mexico Government	1.000%	06/20/21	ICE	1.398%	13,100,000	213,814	476,556	(262,742)
South Africa Government	1.000%	06/20/21	ICE	1.948%	17,160,000	663,605	1,701,513	(1,037,908)
Chile Government	1.000%	12/20/21	ICE	0.831%	26,015,068	(214,763)	(78,970)	(135,793)
Colombia Government	1.000%	12/20/21	ICE	1.642%	18,634,000	540,493	756,590	(216,097)
Italy Government	1.000%	12/20/21	ICE	1.627%	48,904,000	1,367,046	965,536	401,510
Colombia Government	1.000%	12/20/26	ICE	2.422%	1,146,000	126,983	132,785	(5,802)

						3,028,903	5,023,407	(1,994,504)

						$10,583,404	$26,871,181	($16,287,777)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Credit Default Swaps on Sovereign Issues – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/16 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Croatia Government	1.000%	03/20/17	CIT	0.356%	$2,270,000	$3,956	($33,829)	$37,785
Turkey Government	1.000%	12/20/17	GSC	0.966%	2,560,000	1,686	(45,649)	47,335
Turkey Government	1.000%	09/20/18	MSC	1.352%	66,081,775	(373,939)	(1,365,521)	991,582
Slovenia Government	1.000%	12/20/19	GSC	0.582%	4,727,000	59,286	(59,256)	118,542
Slovenia Government	1.000%	03/20/20	BOA	0.582%	7,711,000	96,711	(132,305)	229,016
Turkey Government	1.000%	06/20/20	BNP	2.098%	4,153,000	(148,939)	(209,755)	60,816
Turkey Government	1.000%	06/20/20	GSC	2.098%	5,310,000	(190,432)	(224,746)	34,314
Saudi Arabia Government	1.000%	12/20/20	CIT	0.926%	21,838,340	69,570	(521,624)	591,194
Saudi Arabia Government	1.000%	12/20/20	DUB	0.926%	1,900,000	6,053	(45,196)	51,249
Poland Government	1.000%	06/20/21	BNP	0.761%	3,490,000	37,041	(7,256)	44,297
Saudi Arabia Government	1.000%	06/20/21	CIT	1.033%	6,350,000	(6,817)	(163,007)	156,190
Saudi Arabia Government	1.000%	06/20/21	GSC	1.033%	3,860,000	(4,144)	(100,369)	96,225
Saudi Arabia Government	1.000%	06/20/21	JPM	1.033%	1,390,000	(1,492)	(35,960)	34,468
Mexico Government	1.000%	12/20/21	BNP	1.548%	53,435,000	(1,344,237)	(1,662,506)	318,269
Philippines Government	1.000%	12/20/21	BNP	1.095%	2,800,000	(11,577)	(25,730)	14,153
Brazil Government	1.000%	12/20/21	BOA	2.743%	25,732,000	(2,025,640)	(2,360,436)	334,796
Mexico Government	1.000%	12/20/21	BOA	1.548%	9,264,000	(233,050)	(267,044)	33,994
Mexico Government	1.000%	12/20/21	CIT	1.548%	9,023,519	(227,000)	(275,564)	48,564
Brazil Government	1.000%	12/20/21	DUB	2.743%	3,261,000	(256,708)	(298,354)	41,646
Mexico Government	1.000%	12/20/21	GSC	1.548%	10,846,000	(272,847)	(344,668)	71,821
Philippines Government	1.000%	12/20/21	GSC	1.095%	9,546,000	(39,470)	(64,470)	25,000
Turkey Government	1.000%	09/20/22	BNP	2.880%	10,543,000	(1,000,846)	(708,722)	(292,124)
Turkey Government	1.000%	12/20/26	BNP	3.321%	25,035,678	(4,413,338)	(4,254,172)	(159,166)
Turkey Government	1.000%	12/20/26	GSC	3.321%	5,109,322	(900,681)	(873,389)	(27,292)

						(11,176,854)	(14,079,528)	2,902,674

			Exchange
Brazil Government	1.000%	12/20/21	ICE	2.808%	3,180,000	(251,944)	(295,088)	43,144
Mexico Government	1.000%	12/20/21	ICE	1.559%	3,388,000	(85,661)	(108,536)	22,875

						(337,605)	(403,624)	66,019

						($11,514,459)	($14,483,152)	$2,968,693

Credit Default Swaps on Credit Indices – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX EM25 5Y	1.000%	06/20/21	ICE	$1,000,000	($57,669)	($90,529)	$32,860

					($988,724)	$12,297,500	($13,286,224)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values, (buy protection) or decreasing values (sell protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month RUB-MOSPRIME	CSF	11.560%	10/16/18	RUB 1,163,413,000	$499,075	$-	$499,075
3-Month RUB-MOSPRIME	CSF	11.400%	10/19/18	387,804,000	149,399	-	149,399
3-Month RUB-MOSPRIME	CSF	11.300%	10/20/18	581,706,000	207,339	-	207,339
3-Month RUB-MOSPRIME	CSF	11.250%	10/21/18	380,200,000	133,007	-	133,007
3-Month RUB-MOSPRIME	GSC	10.160%	03/18/20	922,883,000	1,398,416	-	1,398,416

					2,387,236	-	2,387,236

	Exchange
1-Day BRL-CETIP	CME	11.775%	01/02/19	BRL 78,250,110	225,239	-	225,239
1-Day BRL-CETIP	CME	11.920%	01/02/19	15,562,494	57,586	-	57,586
1-Day BRL-CETIP	CME	12.000%	01/02/19	91,968,640	387,703	-	387,703
3-Month USD-LIBOR	LCH	1.744%	07/31/20	$17,530,000	79,176	-	79,176
3-Month USD-LIBOR	LCH	1.750%	07/31/20	4,127,000	18,627	-	18,627
3-Month USD-LIBOR	LCH	1.739%	08/12/20	10,407,000	40,066	-	40,066
3-Month USD-LIBOR	LCH	1.621%	08/14/20	11,070,000	(8,581)	-	(8,581)
3-Month USD-LIBOR	LCH	1.680%	08/17/20	10,999,000	14,672	-	14,672
3-Month USD-LIBOR	LCH	1.689%	08/17/20	11,737,000	19,786	-	19,786
3-Month USD-LIBOR	LCH	1.698%	08/19/20	16,954,000	33,818	-	33,818
3-Month USD-LIBOR	LCH	1.550%	08/22/20	12,000,000	(46,195)	-	(46,195)
3-Month USD-LIBOR	LCH	1.560%	08/22/20	5,826,000	(20,829)	-	(20,829)
3-Month USD-LIBOR	LCH	1.566%	09/17/20	19,927,000	(86,343)	-	(86,343)
3-Month USD-LIBOR	LCH	1.649%	09/18/20	14,457,000	(17,607)	-	(17,607)
3-Month USD-LIBOR	LCH	1.545%	09/23/20	780,000	(4,238)	-	(4,238)
3-Month USD-LIBOR	LCH	1.424%	10/28/20	5,660,000	(76,819)	-	(76,819)
3-Month USD-LIBOR	LCH	1.426%	10/28/20	5,660,000	(76,267)	-	(76,267)
3-Month USD-LIBOR	LCH	1.531%	11/05/20	11,670,000	(111,917)	-	(111,917)
3-Month USD-LIBOR	LCH	1.540%	11/05/20	5,835,000	(53,969)	-	(53,969)
3-Month USD-LIBOR	LCH	1.555%	11/09/20	5,647,000	(50,042)	-	(50,042)
3-Month USD-LIBOR	LCH	1.668%	11/12/20	7,717,000	(35,295)	-	(35,295)
3-Month USD-LIBOR	LCH	1.114%	02/23/21	3,447,000	(92,427)	-	(92,427)
3-Month USD-LIBOR	LCH	1.168%	02/25/21	6,686,000	(164,176)	-	(164,176)
3-Month USD-LIBOR	LCH	1.170%	02/25/21	3,343,000	(81,795)	-	(81,795)
3-Month USD-LIBOR	LCH	1.272%	03/07/21	8,384,000	(171,059)	-	(171,059)
3-Month USD-LIBOR	LCH	1.158%	06/23/21	4,429,000	(142,395)	-	(142,395)
3-Month USD-LIBOR	LCH	1.170%	06/24/21	2,954,000	(93,512)	-	(93,512)
3-Month USD-LIBOR	LCH	1.179%	06/24/21	4,054,000	(126,748)	-	(126,748)
3-Month USD-LIBOR	LCH	1.189%	06/27/21	4,054,000	(125,508)	-	(125,508)
3-Month USD-LIBOR	LCH	1.207%	06/27/21	4,055,000	(122,448)	-	(122,448)
3-Month USD-LIBOR	LCH	1.209%	06/27/21	4,054,000	(121,976)	-	(121,976)
3-Month USD-LIBOR	LCH	0.966%	06/28/21	4,490,000	(182,541)	-	(182,541)
3-Month USD-LIBOR	LCH	0.959%	06/29/21	4,054,000	(166,225)	-	(166,225)
3-Month USD-LIBOR	LCH	0.968%	06/29/21	4,054,000	(164,548)	-	(164,548)
3-Month USD-LIBOR	LCH	1.199%	09/01/21	14,410,000	(425,297)	-	(425,297)
3-Month USD-LIBOR	LCH	1.212%	09/02/21	12,309,000	(356,209)	-	(356,209)
6-Month PLN-WIBOR	LCH	2.410%	12/13/21	PLN 11,352,000	10,107	-	10,107
3-Month USD-LIBOR	LCH	2.100%	07/27/22	$7,045,000	80,207	(3,589)	83,796
3-Month USD-LIBOR	LCH	2.058%	07/30/22	7,351,000	64,696	-	64,696
3-Month NZD Bank Bills	LCH	4.052%	06/16/25	NZD 12,865,000	431,694	-	431,694
3-Month NZD Bank Bills	LCH	4.053%	06/16/25	7,820,000	262,647	-	262,647
3-Month NZD Bank Bills	LCH	3.923%	06/25/25	21,034,000	557,975	-	557,975
3-Month NZD Bank Bills	LCH	3.805%	07/20/25	8,124,000	235,891	-	235,891
28-Day MXN-TIIE	CME	6.290%	10/01/25	MXN 143,537,000	(721,148)	-	(721,148)
28-Day MXN-TIIE	CME	6.235%	10/02/25	72,233,000	(375,878)	-	(375,878)
6-Month EUR-LIBOR	LCH	1.000%	06/15/26	EUR 8,946,000	349,192	557,783	(208,591)
28-Day MXN-TIIE	CME	6.088%	06/30/26	MXN 242,700,000	(1,496,884)	-	(1,496,884)
28-Day MXN-TIIE	CME	6.126%	06/30/26	434,600,000	(2,624,340)	-	(2,624,340)
6-Month PLN-WIBOR	LCH	2.226%	07/28/26	PLN 17,620,000	(207,528)	-	(207,528)
6-Month PLN-WIBOR	LCH	2.220%	08/01/26	12,713,000	(151,985)	-	(151,985)
6-Month PLN-WIBOR	LCH	2.280%	09/21/26	4,602,000	(51,695)	-	(51,695)
6-Month PLN-WIBOR	LCH	2.300%	09/21/26	17,028,000	(184,120)	-	(184,120)
6-Month PLN-WIBOR	LCH	2.490%	10/13/26	4,867,000	(34,319)	-	(34,319)
6-Month PLN-WIBOR	LCH	2.460%	10/19/26	7,421,000	(57,547)	-	(57,547)
6-Month PLN-WIBOR	LCH	2.470%	10/19/26	4,947,000	(37,325)	-	(37,325)
6-Month PLN-WIBOR	LCH	2.430%	10/20/26	5,430,000	(45,587)	-	(45,587)
6-Month PLN-WIBOR	LCH	2.443%	10/20/26	7,421,000	(60,279)	-	(60,279)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6-Month PLN-WIBOR	LCH	2.460%	10/28/26	PLN 12,621,000	($99,091)	$-	($99,091)
6-Month PLN-WIBOR	LCH	2.470%	10/28/26	5,048,000	(38,575)	-	(38,575)
6-Month PLN-WIBOR	LCH	2.500%	10/31/26	7,573,000	(53,307)	-	(53,307)
6-Month PLN-WIBOR	LCH	2.560%	11/02/26	5,048,000	(29,360)	-	(29,360)
6-Month PLN-WIBOR	LCH	2.514%	11/04/26	27,767,000	(169,944)	-	(169,944)
6-Month PLN-WIBOR	LCH	2.540%	11/07/26	5,048,000	(31,809)	-	(31,809)
6-Month PLN-WIBOR	LCH	2.500%	11/08/26	5,049,000	(36,066)	-	(36,066)
6-Month PLN-WIBOR	LCH	2.516%	11/10/26	13,952,000	(95,113)	-	(95,113)

					(6,857,784)	554,194	(7,411,978)

					($4,470,548)	$554,194	($5,024,742)

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month SAR-SAIBOR	DUB	3.025%	08/02/20	SAR 64,450,000	($158,979)	$-	($158,979)
3-Month SAR-SAIBOR	GSC	2.160%	08/03/20	39,120,000	251,589	-	251,589
3-Month SAR-SAIBOR	GSC	2.350%	08/12/20	38,879,000	174,699	-	174,699
3-Month SAR-SAIBOR	GSC	2.395%	08/17/20	43,204,000	176,989	-	176,989
3-Month SAR-SAIBOR	GSC	2.400%	08/17/20	40,793,000	165,026	-	165,026
3-Month SAR-SAIBOR	GSC	2.458%	08/19/20	37,907,000	130,379	-	130,379
3-Month SAR-SAIBOR	GSC	3.410%	08/22/20	98,174,000	(613,020)	-	(613,020)
3-Month SAR-SAIBOR	GSC	2.260%	09/17/20	75,022,000	435,041	-	435,041
3-Month SAR-SAIBOR	GSC	2.338%	09/21/20	75,021,000	380,436	-	380,436
3-Month SAR-SAIBOR	GSC	2.560%	11/05/20	45,180,000	226,622	-	226,622
3-Month SAR-SAIBOR	DUB	3.090%	11/12/20	111,080,000	(40,139)	-	(40,139)
3-Month SAR-SAIBOR	GSC	2.645%	02/23/21	16,712,000	(2,451)	-	(2,451)
3-Month SAR-SAIBOR	DUB	2.637%	02/25/21	40,110,000	18,586	-	18,586
3-Month SAR-SAIBOR	DUB	2.760%	03/07/21	33,426,000	(50,053)	-	(50,053)
3-Month AED-EIBOR	GSC	2.500%	06/13/21	AED 6,700,000	21,649	-	21,649
3-Month AED-EIBOR	GSC	2.505%	06/15/21	6,700,000	21,555	-	21,555
3-Month AED-EIBOR	GSC	2.590%	06/16/21	6,699,000	14,290	-	14,290
3-Month AED-EIBOR	GSC	2.520%	06/21/21	6,699,000	18,177	-	18,177
3-Month AED-EIBOR	GSC	2.755%	06/23/21	17,395,000	(5,793)	-	(5,793)
3-Month AED-EIBOR	DUB	2.740%	06/27/21	14,494,000	(844)	-	(844)
3-Month AED-EIBOR	DUB	2.760%	06/27/21	14,494,000	(4,599)	-	(4,599)
3-Month AED-EIBOR	GSC	2.785%	06/27/21	11,595,000	(7,434)	-	(7,434)
3-Month AED-EIBOR	DUB	2.795%	06/27/21	14,494,000	(11,170)	-	(11,170)
3-Month AED-EIBOR	GSC	2.795%	06/27/21	11,595,000	(8,936)	-	(8,936)
3-Month AED-EIBOR	DUB	2.395%	06/28/21	14,500,000	64,240	-	64,240
3-Month AED-EIBOR	DUB	2.370%	06/29/21	15,941,000	77,513	-	77,513
3-Month AED-EIBOR	DUB	2.390%	06/29/21	14,492,000	65,675	-	65,675
3-Month ILS-TELBOR	GSC	0.728%	09/01/21	ILS 53,687,000	65,983	-	65,983
3-Month ILS-TELBOR	GSC	0.761%	09/02/21	47,100,000	38,714	-	38,714
3-Month KRW-KWCDC	BOA	1.310%	10/07/21	KRW 5,804,746,000	78,219	-	78,219
3-Month KRW-KWCDC	BNP	1.311%	10/07/21	16,405,905,000	220,239	-	220,239
3-Month KRW-KWCDC	CIT	1.403%	10/27/21	15,459,991,563	159,617	-	159,617
3-Month KRW-KWCDC	BOA	1.420%	10/27/21	7,152,008,437	68,757	-	68,757
3-Month SAR-SAIBOR	GSC	2.640%	07/27/22	SAR 28,211,000	277,386	-	277,386
3-Month SAR-SAIBOR	GSC	2.613%	07/30/22	28,073,000	287,929	-	287,929

					2,535,892	-	2,535,892

	Exchange
3-Month USD-LIBOR	LCH	1.250%	03/15/19	$8,753,000	53,192	69,559	(16,367)
6-Month EUR-LIBOR	LCH	0.000%	03/15/20	EUR 6,220,000	(15,319)	(12,020)	(3,299)
6-Month HUF-BUBOR	LCH	1.265%	12/13/21	HUF 777,626,000	(20,237)	-	(20,237)
6-Month EUR-LIBOR	LCH	0.000%	03/15/22	EUR 142,121,000	852,101	1,298,485	(446,384)
1-Day BRL-CETIP	CME	11.842%	01/02/23	BRL 24,831,472	(179,638)	-	(179,638)
1-Day BRL-CETIP	CME	11.940%	01/02/23	4,898,998	(44,586)	-	(44,586)
1-Day BRL-CETIP	CME	12.020%	01/02/23	29,080,926	(312,035)	-	(312,035)
6-Month EUR-LIBOR	LCH	1.000%	06/15/26	EUR 8,945,838	(349,185)	(420,058)	70,873
3-Month USD-LIBOR	LCH	1.295%	07/13/26	$5,576,000	464,617	-	464,617
3-Month USD-LIBOR	LCH	1.300%	07/13/26	7,534,000	635,643	-	635,643
3-Month USD-LIBOR	LCH	1.368%	07/13/26	8,404,000	655,590	-	655,590

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6-Month HUF-BUBOR	LCH	1.923%	07/28/26	HUF 1,248,200,000	$109,323	$-	$109,323
6-Month HUF-BUBOR	LCH	1.940%	08/01/26	878,300,000	73,654	-	73,654
3-Month USD-LIBOR	LCH	1.418%	08/18/26	$10,022,000	753,475	-	753,475
6-Month HUF-BUBOR	LCH	1.888%	09/21/26	HUF 851,505,000	98,750	-	98,750
6-Month HUF-BUBOR	LCH	1.930%	09/21/26	345,205,000	35,484	-	35,484
6-Month HUF-BUBOR	LCH	1.935%	09/21/26	336,574,000	34,069	-	34,069
6-Month HUF-BUBOR	LCH	2.140%	10/13/26	342,903,000	15,111	-	15,111
6-Month HUF-BUBOR	LCH	2.090%	10/19/26	872,217,000	54,026	-	54,026
6-Month HUF-BUBOR	LCH	2.040%	10/20/26	903,515,000	70,202	-	70,202
6-Month HUF-BUBOR	LCH	2.060%	10/28/26	872,673,000	63,974	-	63,974
6-Month HUF-BUBOR	LCH	2.075%	10/28/26	352,514,000	24,187	-	24,187
6-Month HUF-BUBOR	LCH	2.085%	11/02/26	528,197,000	35,605	-	35,605
6-Month HUF-BUBOR	LCH	2.180%	11/03/26	353,662,000	13,433	-	13,433
6-Month HUF-BUBOR	LCH	2.134%	11/04/26	1,907,248,000	100,478	-	100,478
6-Month HUF-BUBOR	LCH	2.150%	11/07/26	346,773,000	17,022	-	17,022
6-Month HUF-BUBOR	LCH	2.120%	11/08/26	344,476,000	20,204	-	20,204
6-Month HUF-BUBOR	LCH	2.145%	11/10/26	948,457,000	48,301	-	48,301
6-Month EUR-LIBOR	LCH	0.750%	03/15/27	EUR 23,244,000	(113,371)	117,398	(230,769)
6-Month JPY-LIBOR	LCH	0.609%	12/19/46	JPY 513,630,000	285,023	-	285,023
6-Month JPY-LIBOR	LCH	0.618%	12/19/46	425,370,000	227,174	-	227,174
6-Month JPY-LIBOR	LCH	0.783%	12/19/46	471,350,000	61,741	-	61,741
6-Month JPY-LIBOR	LCH	0.813%	12/19/46	446,184,000	25,734	-	25,734
3-Month USD-LIBOR	LCH	2.250%	03/15/47	$11,954,000	919,166	1,353,926	(434,760)

					4,712,908	2,407,290	2,305,618

					$7,248,800	$2,407,290	$4,841,510

					$2,778,252	$2,961,484	($183,232)

Total Swap Agreements					$1,789,528	$15,258,984	($13,469,456)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(k)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$5,941,301	$-	$5,941,301	$-
	Corporate Bonds & Notes	13,985,067	-	11,343,865	2,641,202
	Senior Loan Notes	6,520,996	-	-	6,520,996
	Mortgage-Backed Securities	3,086,637	-	3,086,637	-
	Foreign Government Bonds & Notes	639,153,501	-	639,153,501	-
	Short-Term Investments	132,601,502	-	132,601,502	-
	Derivatives:
	Credit Contracts
	Swaps	12,631,288	-	12,631,288	-
	Equity Contracts
	Purchased Options	3,447,718	-	3,447,718	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	32,002,851	-	32,002,851	-
	Purchased Options	16,773,109	-	16,773,109	-

	Total Foreign Currency Contracts	48,775,960	-	48,775,960	-

	Interest Rate Contracts
	Futures	739,119	739,119	-	-
	Swaps	14,442,907	-	14,442,907	-

	Total Interest Rate Contracts	15,182,026	739,119	14,442,907	-

	Total Asset - Derivatives	80,036,992	739,119	79,297,873	-

	Total Assets	881,325,996	739,119	871,424,679	9,162,198

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(13,620,012)	-	(13,620,012)	-
	Equity Contracts
	Futures	(5,693,203)	(5,693,203)	-	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(21,758,270)	-	(21,758,270)	-
	Written Options	(4,285,945)	-	(4,285,945)	-

	Total Foreign Currency Contracts	(26,044,215)	-	(26,044,215)	-

	Interest Rate Contracts
	Swaps	(11,664,655)	-	(11,664,655)	-

	Total Liabilities - Derivatives	(57,022,085)	(5,693,203)	(51,328,882)	-

	Total Liabilities	(57,022,085)	(5,693,203)	(51,328,882)	-

	Total	$824,303,911	($4,954,084)	$820,095,797	$9,162,198

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2016:

	Corporate Bonds & Notes	Senior Loan Notes	Foreign Government Bonds & Notes	Total
Value, Beginning of Year	$-	$-	$18,827,554	$18,827,554
Purchases	3,213,283	-	7,888,753	11,102,036
Sales (Includes Paydowns)	-	-	(3,731,100)	(3,731,100)
Accrued Discounts (Premiums)	-	-	(361,104)	(361,104)
Net Realized Gains (Losses)	-	-	(102,697)	(102,697)
Change in Net Unrealized Appreciation (Depreciation)	(572,081)	-	(274,345)	(846,426)
Transfers In	-	6,520,996	-	6,520,996
Transfers Out	-	-	(22,247,061)	(22,247,061)

Value, End of Year	$2,641,202	$6,520,996	$-	$9,162,198

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($572,081)	$-	$-	($572,081)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Additional information about Level 3 fair value measurements as of December 31, 2016 was as follows:

	Value at 12/31/2016	Valuation Technique	Unobservable Input	Range	Weighted Average
Senior Loan Notes	$6,520,996	Demand Yield Model	Comparable spread to U.S. Treasury Bonds	560.7 - 619.7 bps	590.2 bps

A significant increase in the discount in the spread to U.S. Treasuries could result in a decrease to the fair value measurement. Conversely, significant movements in the opposite direction of this unobservable input could have the inverse effect on the fair value measurement.

Demand Yield: In fair valuing a senior loan note, the investment adviser utilizes one or more of the valuation techniques to assess the likelihood that the borrower will make a full repayment of the loan based on the performance of comparable credit quality senior loans of other companies. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the senior loan note.

All other significant unobservable inputs with a value of $2,641,202 were provided by a single broker quote.

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$6,520,996	2	3	Methodology Approved by the Trustee Valuation Committee (observable inputs)	Methodology Approved by the Trustee Valuation Committee (unobservable inputs)
22,247,061	3	2	Unobservable Single Broker Quote	Vendor Price (Observable inputs)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

PACIFIC DYNAMIX - CONSERVATIVE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2016

PACIFIC SELECT FUND

PACIFIC DYNAMIX - MODERATE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’ *	4,518,458	$46,331,973
PD Aggregate Bond Index Portfolio ‘P’ *	18,787,762	222,646,651
PD High Yield Bond Market Portfolio ‘P’ *	2,582,798	36,801,138
PD Large-Cap Growth Index Portfolio ‘P’ *	1,958,966	52,691,316
PD Large-Cap Value Index Portfolio ‘P’ *	2,786,828	71,419,018
PD Small-Cap Growth Index Portfolio ‘P’ *	463,641	11,179,399
PD Small-Cap Value Index Portfolio ‘P’ *	988,968	23,497,562
PD Emerging Markets Portfolio ‘P’ *	761,673	10,397,494
PD International Large-Cap Portfolio ‘P’ *	3,068,600	47,292,353

Total Affiliated Mutual Funds (Cost $453,364,902)		522,256,904

TOTAL INVESTMENTS - 100.0% (Cost $453,364,902)		522,256,904

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(110,818)

NET ASSETS - 100.0%		$522,146,086

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	58.6%
Affiliated Equity Funds	41.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’ *	11,403,549	$116,931,233
PD Aggregate Bond Index Portfolio ‘P’ *	47,037,709	557,426,066
PD High Yield Bond Market Portfolio ‘P’ *	7,116,989	101,406,790
PD Large-Cap Growth Index Portfolio ‘P’ *	11,180,374	300,724,230
PD Large-Cap Value Index Portfolio ‘P’ *	14,001,204	358,813,769
PD Small-Cap Growth Index Portfolio ‘P’ *	3,626,115	87,433,549
PD Small-Cap Value Index Portfolio ‘P’ *	5,949,063	141,347,760
PD Emerging Markets Portfolio ‘P’ *	5,905,094	80,609,678
PD International Large-Cap Portfolio ‘P’ *	18,035,325	277,955,128

Total Affiliated Mutual Funds (Cost $1,699,758,640)		2,022,648,203

TOTAL INVESTMENTS - 100.0% (Cost $1,699,758,640)		2,022,648,203

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(443,368)

NET ASSETS - 100.0%		$2,022,204,835

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	61.6%
Affiliated Fixed Income Funds	38.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Dynamix - Conservative Growth Portfolio
Assets	Affiliated Mutual Funds	$522,256,904	$522,256,904	$-	$-

Pacific Dynamix - Moderate Growth Portfolio
Assets	Affiliated Mutual Funds	$2,022,648,203	$2,022,648,203	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

PACIFIC DYNAMIX - GROWTH PORTFOLIO

Schedule of Investments

December 31, 2016

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’ *	1,167,176	$11,968,145
PD Aggregate Bond Index Portfolio ‘P’ *	7,495,100	88,821,585
PD High Yield Bond Market Portfolio ‘P’ *	1,305,095	18,595,707
PD Large-Cap Growth Index Portfolio ‘P’ *	4,342,057	116,790,509
PD Large-Cap Value Index Portfolio ‘P’ *	5,250,131	134,546,939
PD Small-Cap Growth Index Portfolio ‘P’ *	1,623,477	39,145,579
PD Small-Cap Value Index Portfolio ‘P’ *	2,642,207	62,777,967
PD Emerging Markets Portfolio ‘P’ *	2,676,964	36,542,896
PD International Large-Cap Portfolio ‘P’ *	7,522,909	115,940,858

Total Affiliated Mutual Funds (Cost $505,247,928)		625,130,185

TOTAL INVESTMENTS - 100.0% (Cost $505,247,928)		625,130,185

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(154,303)

NET ASSETS - 100.0%		$624,975,882

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	80.9%
Affiliated Fixed Income Funds	19.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	5,011,715	$51,100,482
Diversified Bond Portfolio ‘P’ *	33,582,309	417,806,839
Floating Rate Income Portfolio ‘P’ *	4,673,742	52,851,013
Floating Rate Loan Portfolio ‘P’ *	6,037,385	53,344,633
High Yield Bond Portfolio ‘P’ *	9,608,929	78,186,104
Inflation Managed Portfolio ‘P’ *	7,362,899	84,678,202
Inflation Strategy Portfolio ‘P’ *	3,289,706	33,158,765
Managed Bond Portfolio ‘P’ *	19,973,171	267,630,749
Short Duration Bond Portfolio ‘P’ *	35,036,889	352,361,295
Emerging Markets Debt Portfolio ‘P’ *	8,392,965	92,196,894
Comstock Portfolio ‘P’ *	1,747,924	26,739,461
Dividend Growth Portfolio ‘P’ *	774,206	14,242,005
Equity Index Portfolio ‘P’ *	497,725	26,506,435
Growth Portfolio ‘P’ *	349,928	8,073,424
Large-Cap Growth Portfolio ‘P’ *	1,891,804	18,219,608
Large-Cap Value Portfolio ‘P’ *	4,145,040	87,948,740
Main Street Core Portfolio ‘P’ *	557,222	20,415,130
Mid-Cap Equity Portfolio ‘P’ *	295,817	6,164,520
Mid-Cap Value Portfolio ‘P’ *	1,563,387	36,830,317
Value Advantage Portfolio ‘P’ *	2,477,783	36,945,580
International Large-Cap Portfolio ‘P’ *	5,842,067	47,093,706
International Value Portfolio ‘P’ *	2,087,352	24,665,240
Currency Strategies Portfolio ‘P’ *	3,504,151	39,911,338
Equity Long/Short Portfolio ‘P’ *	4,755,061	61,405,744
Global Absolute Return Portfolio ‘P’ *	7,218,734	81,827,579

Total Affiliated Mutual Funds (Cost $1,863,053,367)		2,020,303,803

TOTAL INVESTMENTS - 100.0% (Cost $1,863,053,367)		2,020,303,803

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(419,294)

NET ASSETS - 100.0%		$2,019,884,509

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	77.5%
Affiliated Equity Funds	22.5%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Dynamix - Growth Portfolio
Assets	Affiliated Mutual Funds	$625,130,185	$625,130,185	$-	$-

Portfolio Optimization Conservative Portfolio
Assets	Affiliated Mutual Funds	$2,020,303,803	$2,020,303,803	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2016

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	5,033,178	$51,319,326
Diversified Bond Portfolio ‘P’ *	46,996,494	584,696,447
Floating Rate Income Portfolio ‘P’ *	6,270,686	70,909,377
Floating Rate Loan Portfolio ‘P’ *	9,640,228	85,178,342
High Yield Bond Portfolio ‘P’ *	14,535,640	118,273,858
Inflation Managed Portfolio ‘P’ *	7,073,823	81,353,645
Inflation Strategy Portfolio ‘P’ *	3,325,729	33,521,861
Managed Bond Portfolio ‘P’ *	28,572,852	382,862,273
Short Duration Bond Portfolio ‘P’ *	35,024,635	352,238,066
Emerging Markets Debt Portfolio ‘P’ *	9,195,632	101,014,205
Comstock Portfolio ‘P’ *	6,162,273	94,269,476
Developing Growth Portfolio ‘P’ *	671,277	9,189,123
Dividend Growth Portfolio ‘P’ *	2,507,151	46,120,641
Equity Index Portfolio ‘P’ *	946,622	50,412,502
Growth Portfolio ‘P’ *	2,255,455	52,037,124
Large-Cap Growth Portfolio ‘P’ *	8,357,833	80,492,699
Large-Cap Value Portfolio ‘P’ *	8,441,898	179,118,726
Long/Short Large-Cap Portfolio ‘P’ *	4,177,166	65,367,369
Main Street Core Portfolio ‘P’ *	2,359,172	86,433,799
Mid-Cap Equity Portfolio ‘P’ *	1,430,501	29,810,200
Mid-Cap Value Portfolio ‘P’ *	4,821,224	113,578,579
Small-Cap Equity Portfolio ‘P’ *	620,009	15,544,616
Small-Cap Growth Portfolio ‘P’ *	1,175,085	13,017,627
Small-Cap Index Portfolio ‘P’ *	555,566	11,526,791
Small-Cap Value Portfolio ‘P’ *	820,303	19,601,306
Value Advantage Portfolio ‘P’ *	7,709,137	114,948,929
Emerging Markets Portfolio ‘P’ *	6,402,879	91,350,779
International Large-Cap Portfolio ‘P’ *	9,911,953	79,901,619
International Small-Cap Portfolio ‘P’ *	7,811,687	93,576,551
International Value Portfolio ‘P’ *	3,652,031	43,154,302
Currency Strategies Portfolio ‘P’ *	9,021,298	102,750,169
Equity Long/Short Portfolio ‘P’ *	8,429,982	108,862,805
Global Absolute Return Portfolio ‘P’ *	12,367,125	140,186,890

Total Affiliated Mutual Funds (Cost $3,026,421,720)		3,502,620,022

TOTAL INVESTMENTS - 100.0% (Cost $3,026,421,720)		3,502,620,022

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(701,931)

NET ASSETS - 100.0%		$3,501,918,091

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	57.1%
Affiliated Equity Funds	42.9%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	15,051,186	$153,465,010
Diversified Bond Portfolio ‘P’ *	117,926,901	1,467,161,361
Floating Rate Income Portfolio ‘P’ *	15,226,655	172,184,127
Floating Rate Loan Portfolio ‘P’ *	25,058,863	221,413,073
High Yield Bond Portfolio ‘P’ *	36,814,636	299,553,996
Inflation Managed Portfolio ‘P’ *	21,358,124	245,632,544
Inflation Strategy Portfolio ‘P’ *	11,442,897	115,339,289
Managed Bond Portfolio ‘P’ *	72,439,828	970,658,350
Short Duration Bond Portfolio ‘P’ *	52,690,479	529,901,085
Emerging Markets Debt Portfolio ‘P’ *	28,513,446	313,220,803
Comstock Portfolio ‘P’ *	22,288,046	340,959,006
Developing Growth Portfolio ‘P’ *	3,706,578	50,739,440
Dividend Growth Portfolio ‘P’ *	10,079,643	185,421,465
Equity Index Portfolio ‘P’ *	5,648,331	300,802,876
Growth Portfolio ‘P’ *	8,291,692	191,303,246
Large-Cap Growth Portfolio ‘P’ *	30,052,843	289,433,217
Large-Cap Value Portfolio ‘P’ *	31,198,572	661,965,881
Long/Short Large-Cap Portfolio ‘P’ *	18,623,277	291,430,751
Main Street Core Portfolio ‘P’ *	8,201,325	300,474,788
Mid-Cap Equity Portfolio ‘P’ *	13,082,375	272,623,460
Mid-Cap Growth Portfolio ‘P’ *	7,530,629	85,080,179
Mid-Cap Value Portfolio ‘P’ *	20,522,531	483,470,521
Small-Cap Equity Portfolio ‘P’ *	8,632,029	216,418,728
Small-Cap Growth Portfolio ‘P’ *	7,030,278	77,881,611
Small-Cap Index Portfolio ‘P’ *	11,619,614	241,081,668
Small-Cap Value Portfolio ‘P’ *	5,143,673	122,909,140
Value Advantage Portfolio ‘P’ *	32,180,200	479,830,535
Emerging Markets Portfolio ‘P’ *	38,323,667	546,769,204
International Large-Cap Portfolio ‘P’ *	55,315,125	445,902,858
International Small-Cap Portfolio ‘P’ *	35,036,388	419,702,463
International Value Portfolio ‘P’ *	25,481,570	301,103,538
Real Estate Portfolio ‘P’ *	4,797,580	116,951,086
Currency Strategies Portfolio ‘P’ *	41,573,584	473,511,983
Equity Long/Short Portfolio ‘P’ *	39,046,331	504,235,145
Global Absolute Return Portfolio ‘P’ *	32,005,628	362,798,096

Total Affiliated Mutual Funds (Cost $10,327,604,376)		12,251,330,523

TOTAL INVESTMENTS - 100.0% (Cost $10,327,604,376)		12,251,330,523

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(2,401,698)

NET ASSETS - 100.0%		$12,248,928,825

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	60.4%
Affiliated Fixed Income Funds	39.6%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Portfolio Optimization Moderate-Conservative Portfolio
Assets	Affiliated Mutual Funds	$3,502,620,022	$3,502,620,022	$-	$-

Portfolio Optimization Moderate Portfolio
Assets	Affiliated Mutual Funds	$12,251,330,523	$12,251,330,523	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION GROWTH PORTFOLIO

Schedule of Investments

December 31, 2016

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	9,527,815	$97,147,570
Diversified Bond Portfolio ‘P’ *	78,606,819	977,969,284
Floating Rate Income Portfolio ‘P’ *	1,787,275	20,210,638
Floating Rate Loan Portfolio ‘P’ *	2,287,764	20,214,036
High Yield Bond Portfolio ‘P’ *	8,911,094	72,507,952
Inflation Managed Portfolio ‘P’ *	5,858,462	67,376,187
Inflation Strategy Portfolio ‘P’ *	2,825,065	28,475,390
Managed Bond Portfolio ‘P’ *	48,141,145	645,067,847
Emerging Markets Debt Portfolio ‘P’ *	6,346,620	69,717,755
Comstock Portfolio ‘P’ *	19,303,367	295,299,864
Developing Growth Portfolio ‘P’ *	3,804,166	52,075,332
Dividend Growth Portfolio ‘P’ *	9,466,075	174,134,491
Equity Index Portfolio ‘P’ *	4,682,800	249,383,339
Growth Portfolio ‘P’ *	9,806,099	226,243,159
Large-Cap Growth Portfolio ‘P’ *	32,083,790	308,992,882
Large-Cap Value Portfolio ‘P’ *	28,431,003	603,244,081
Long/Short Large-Cap Portfolio ‘P’ *	20,203,864	316,164,930
Main Street Core Portfolio ‘P’ *	7,388,942	270,711,223
Mid-Cap Equity Portfolio ‘P’ *	17,091,308	356,165,571
Mid-Cap Growth Portfolio ‘P’ *	7,959,780	89,928,677
Mid-Cap Value Portfolio ‘P’ *	27,838,884	655,829,427
Small-Cap Equity Portfolio ‘P’ *	8,077,982	202,527,869
Small-Cap Growth Portfolio ‘P’ *	6,832,668	75,692,478
Small-Cap Index Portfolio ‘P’ *	17,688,361	366,994,938
Small-Cap Value Portfolio ‘P’ *	8,553,141	204,379,112
Value Advantage Portfolio ‘P’ *	31,835,811	474,695,438
Emerging Markets Portfolio ‘P’ *	46,813,183	667,890,325
International Large-Cap Portfolio ‘P’ *	81,543,867	657,336,369
International Small-Cap Portfolio ‘P’ *	37,263,970	446,386,776
International Value Portfolio ‘P’ *	28,154,362	332,686,640
Real Estate Portfolio ‘P’ *	7,865,489	191,737,805
Currency Strategies Portfolio ‘P’ *	34,340,532	391,129,458
Equity Long/Short Portfolio ‘P’ *	32,273,138	416,767,714
Global Absolute Return Portfolio ‘P’ *	17,582,081	199,300,749

Total Affiliated Mutual Funds (Cost $8,434,695,590)		10,224,385,306

TOTAL INVESTMENTS - 100.0% (Cost $8,434,695,590)		10,224,385,306

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(2,005,241)

NET ASSETS - 100.0%		$10,222,380,065

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	78.5%
Affiliated Fixed Income Funds	21.5%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’ *	8,725,145	$108,551,961
Managed Bond Portfolio ‘P’ *	4,461,725	59,784,943
Comstock Portfolio ‘P’ *	4,341,197	66,410,947
Developing Growth Portfolio ‘P’ *	899,614	12,314,839
Dividend Growth Portfolio ‘P’ *	2,286,484	42,061,328
Equity Index Portfolio ‘P’ *	1,056,746	56,277,170
Growth Portfolio ‘P’ *	2,213,459	51,068,219
Large-Cap Growth Portfolio ‘P’ *	7,376,401	71,040,716
Large-Cap Value Portfolio ‘P’ *	6,568,199	139,362,897
Long/Short Large-Cap Portfolio ‘P’ *	4,513,517	70,630,841
Main Street Core Portfolio ‘P’ *	1,598,617	58,569,088
Mid-Cap Equity Portfolio ‘P’ *	4,246,628	88,495,422
Mid-Cap Growth Portfolio ‘P’ *	2,105,129	23,783,506
Mid-Cap Value Portfolio ‘P’ *	6,915,436	162,914,098
Small-Cap Equity Portfolio ‘P’ *	2,720,005	68,194,851
Small-Cap Growth Portfolio ‘P’ *	1,584,810	17,556,566
Small-Cap Index Portfolio ‘P’ *	4,049,375	84,015,717
Small-Cap Value Portfolio ‘P’ *	3,087,505	73,776,587
Value Advantage Portfolio ‘P’ *	7,357,118	109,700,064
Emerging Markets Portfolio ‘P’ *	13,493,114	192,508,172
International Large-Cap Portfolio ‘P’ *	21,817,326	175,872,477
International Small-Cap Portfolio ‘P’ *	9,961,281	119,326,632
International Value Portfolio ‘P’ *	7,784,166	91,981,773
Real Estate Portfolio ‘P’ *	2,531,270	61,705,021
Currency Strategies Portfolio ‘P’ *	7,377,462	84,027,315
Equity Long/Short Portfolio ‘P’ *	6,959,867	89,878,088
Global Absolute Return Portfolio ‘P’ *	3,779,234	42,839,310

Total Affiliated Mutual Funds (Cost $1,822,361,988)		2,222,648,548

TOTAL INVESTMENTS - 100.0% (Cost $1,822,361,988)		2,222,648,548

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(449,158)

NET ASSETS - 100.0%		$2,222,199,390

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	90.5%
Affiliated Fixed Income Funds	9.5%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Portfolio Optimization Growth Portfolio
Assets	Affiliated Mutual Funds	$10,224,385,306	$10,224,385,306	$-	$-

Portfolio Optimization Aggressive-growth Portfolio
Assets	Affiliated Mutual Funds	$2,222,648,548	$2,222,648,548	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

PSF DFA BALANCED ALLOCATION PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
MUTUAL FUNDS - 99.6%
DFA Intermediate Government Fixed Income Portfolio ‘I’	388,869	$4,794,752
DFA Intermediate Term Extended Quality Portfolio ‘I’	454,609	4,796,124
DFA Large Cap International Portfolio ‘I’	168,701	3,308,218
DFA Short-Term Extended Quality Portfolio ‘I’	245,450	2,641,046
DFA US Core Equity 1 Portfolio ‘I’	340,850	6,568,181
DFA US Large Co Portfolio ‘I’	264,388	4,600,360
DFA VA International Small Portfolio ‘I’	116,490	1,326,819
DFA VA Short-Term Fixed Portfolio ‘I’	97,286	990,367
DFA VA US Large Value Portfolio ‘I’	54,902	1,314,901
DFA VA US Targeted Value Portfolio ‘I’	135,845	2,625,886

Total Mutual Funds (Cost $32,582,852)		32,966,654

TOTAL INVESTMENTS - 99.6% (Cost $32,582,852)		32,966,654

OTHER ASSETS & LIABILITIES, NET - 0.4%		148,715

NET ASSETS - 100.0%		$33,115,369

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Equity Funds	59.6%
Fixed Income Funds	40.0%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Mutual Funds	$32,966,654	$32,966,654	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2016

Explanation of Symbols:
*	Non-income producing investments.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2016. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.
Y	Issuer filed bankruptcy and/or is in default as of December 31, 2016.
±	The security is a perpetual bond and has no definitive maturity date.
∞	All or a portion of this senior loan position has not settled. Contract rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
†	Investments (or a portion of investments) in the Long/Short Large-Cap Portfolio were on loan as of December 31, 2016.
#	Securities purchased on a when-issued basis.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreements, delayed delivery securities, futures contracts, forward foreign currency contracts, option contracts and/or swap agreements as of December 31, 2016.
+	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the ‘Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).
>>	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

Counterparty and Exchange Abbreviations:
ABN	Abbey National
ANZ	Australia and New Zealand Banking Group
BNP	BNP Paribas
BOA	Bank of America
BOM	Bank of Montreal
BNS	Bank of Nova Scotia
BRC	Barclays
CIB	Canadian Imperial Bank of Commerce
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
ING	ING Group NV
JPM	JPMorgan Chase
LCH	London Clearing House
MER	Merrill Lynch
MSC	Morgan Stanley
OCC	Options Clearing Corp
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SEB	Skandinaviska Enskilda Banken
SGN	Societe Generale
SSB	State Street Bank
TDB	Toronto Dominion Bank
UBS	UBS

Currency Abbreviations:
AED	United Arab Emirates Dirham
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Offshore Yuan
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
GEL	Georgia Lari
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
ISK	Icelandic Krona
JPY	Japanese Yen
KES	Kenyan Shilling
KRW	Korean Won
LBP	Lebanese Pound
LKR	Sri Lanka Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
OMR	Omani Rial
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
UGX	Uganda Shilling
ZAR	South African Rand

See Notes to Financial Statements

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms (Continued)

December 31, 2016

Index Abbreviations:
1-Day CAD-USD Discount Rate	Canadian Dollar - United States Dollar Discount Rate
1-Day CHF-TOIS	Switzerland Tomnext Offered Indexed Swaps
1-Day EUR-EONIA	Euro Effective Overnight Index Average
1-Day JPY-MUTSC	Bank of Japan Estimate Unsecured Overnight Call Rate
1-Month AUD-BBSW	Australian Bank Bill Short-Term Rate
1-Month GBP-LIBOR	British Pound London Interbank offered Rate
1-Month HKD-HIBOR	Hong Kong Interbank Offered Rate
1-Month SGD-SIBOR	Singapore Interbank Offered Rate
1-Month USD-LIBOR	United States Dollar London Interbank Offered Rate
1-Week DKK-CIBOR	Copenhagen Interbank Offered Rate
1-Week NOK-NIBOR	Norway Interbank Offered Rate
1-Week SEK-STIBOR	Stockholm Interbank Offered Rate
CDX EM	Credit Derivatives Index - Emerging Market
CDX HY	Credit Derivatives Index - High Yield
CDX IG	Credit Derivatives Index - Investment Grade
CMBX	Commercial Mortgage-Backed Swaps
iBoxx	Corporate Bond Index - High Yield
iTraxx Europe	International Index - Europe

Other Abbreviations:
ADR	American Depositary Receipt
EBITDA	Earnings Before Interest, Taxes, Depreciation and Amortization
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
‘NY’	New York Shares
PIK	Payment In Kind
PO	Principal Only
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk (See Note 4 in Notes to Financial Statements under Investments and Risks - Foreign and Emerging Markets Investments).

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

The descriptions of the companies and credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

(In thousands, except per share amounts)

	Core Income Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	Floating Rate Loan Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio
ASSETS
Investments, at value	$352,873	$3,821,028	$362,648	$500,707	$847,407	$1,198,326
Repurchase agreements, at value	6,053	299,724	12,089	21,815	28,860	18,126
Cash	-	32,905	497	8,928	-	604
Cash (segregated for derivative investments)	-	7,077	-	-	-	3,306
Foreign currency held, at value	-	16,791	-	-	-	1,975
Receivables:
Dividends and interest	2,790	26,687	2,719	2,888	12,981	4,892
Fund shares sold	13	55	-	110	18	361
Securities sold	1,043	82,266	21,775	5,635	8	357,520
Swap agreements, at value	-	-	-	-	566	391
Unfunded loan commitment appreciation	-	-	17	-	-	-
Forward foreign currency contracts appreciation	-	13,497	-	-	-	16,727
Prepaid expenses and other assets	1	5	1	1	1	1
Total Assets	362,773	4,300,035	399,746	540,084	889,841	1,602,229
LIABILITIES
Payables:
Fund shares redeemed	35	386	54	96	352	4
Securities purchased	2,989	453,957	31,693	10,462	-	137,460
Securities sold short, at value	-	-	-	-	-	2,978
Due to custodian	-	-	-	-	19	-
Sale-buyback financing transactions	-	-	-	-	-	608,424
Due to broker (1)	-	-	-	-	-	13,299
Variation margin	-	4,192	-	-	-	641
Accrued advisory fees	152	1,287	201	291	299	278
Accrued service fees (Class I only) (2)	-	12	2	6	14	15
Accrued support service expenses	4	45	4	6	10	10
Accrued custodian, and portfolio accounting and tax fees	47	319	72	174	78	120
Accrued shareholder report expenses	8	73	8	12	19	16
Accrued trustees’ fees and expenses and deferred compensation	3	48	4	9	18	21
Accrued interest	-	-	-	-	-	6
Accrued other	13	87	13	16	24	22
Outstanding options written, at value	-	5,067	-	-	-	2,871
Swap agreements, at value	-	-	-	-	-	4,453
Forward foreign currency contracts depreciation	-	11,704	-	-	-	5,402
Unfunded loan commitment depreciation	-	-	-	7	-	-
Other liabilities	-	-	10	-	-	-
Total Liabilities	3,251	477,177	32,061	11,079	833	776,020
NET ASSETS	$359,522	$3,822,858	$367,685	$529,005	$889,008	$826,209
NET ASSETS CONSIST OF:
Paid-in capital	$352,591	$3,357,128	$331,191	$699,892	$755,020	$905,853
Undistributed/accumulated earnings (deficit)	6,931	465,730	36,494	(170,887)	133,988	(79,644)
NET ASSETS	$359,522	$3,822,858	$367,685	$529,005	$889,008	$826,209
Class I Shares:
Net Assets	$6,489	$266,568	$51,273	$148,841	$320,486	$347,022
Shares outstanding, $.001 par value (unlimited shares authorized)	638	28,784	4,567	22,227	42,917	34,101
Net Asset Value Per Share	$10.16	$9.26	$11.23	$6.70	$7.47	$10.18
Class P Shares:
Net Assets	$353,033	$3,556,290	$316,412	$380,164	$568,522	$479,187
Shares outstanding, $.001 par value (unlimited shares authorized)	34,624	285,838	27,979	43,024	69,870	41,666
Net Asset Value Per Share	$10.20	$12.44	$11.31	$8.84	$8.14	$11.50

Investments, at cost	$354,179	$3,874,428	$356,131	$504,336	$836,901	$1,233,017
Repurchase agreements, at cost	6,053	299,724	12,089	21,815	28,860	18,126
Foreign currency held, at cost	-	17,179	-	-	-	1,962
Proceeds from securities sold short	-	-	-	-	-	2,944
Premiums received from outstanding options written	-	5,141	-	-	-	3,607

(1)	The Inflation Managed Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Fund and the counterparty. The Fund invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(2)	The accrued service fees for the Core Income Portfolio are under $500, in full dollars, and are not shown on the above Statements of Assets and Liabilities due to rounding.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2016

(In thousands, except per share amounts)

	Inflation Strategy Portfolio	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Comstock Portfolio	Developing Growth Portfolio
ASSETS
Investments, at value	$383,057	$4,831,971	$1,636,515	$550,279	$1,066,101	$234,866
Repurchase agreements, at value	701	11,050	23,193	25,403	23,847	1,613
Cash	-	3,298	386	26,242	34	-
Cash (segregated for derivative investments)	-	2,219	-	6,360	-	-
Foreign currency held, at value	-	3,538	-	747	2	-
Receivables:
Dividends and interest	772	17,997	6,935	10,878	2,188	54
Fund shares sold	6	867	52	4	14	8
Securities sold	-	985,579	-	391	-	526
Variation margin	-	2,528	-	-	-	-
Swap agreements, at value	-	128	-	10,874	-	-
Forward foreign currency contracts appreciation	97	50,943	-	6,565	1,760	-
Prepaid expenses and other assets	-	5	2	1	2	-
Total Assets	384,633	5,910,123	1,667,083	637,744	1,093,948	237,067
LIABILITIES
Payables:
Fund shares redeemed	-	14	296	101	1,771	214
Securities purchased	-	2,461,979	12,210	25,357	-	252
Reverse repurchase agreements	-	62,840	-	-	-	-
Sale-buyback financing transactions	157,047	130,009	-	-	-	-
Due to broker (1)	-	33,830	-	-	-	-
Variation margin	-	4,611	96	22	-	-
Accrued advisory fees	75	1,072	562	395	658	123
Accrued service fees (Class I only)	1	37	18	1	12	5
Accrued support service expenses	3	39	20	7	13	3
Accrued custodian, and portfolio accounting and tax fees	31	275	97	115	48	23
Accrued shareholder report expenses	5	63	30	14	22	8
Accrued trustees’ fees and expenses and deferred compensation	5	68	26	9	20	7
Accrued foreign capital gains tax	-	-	-	13	-	-
Accrued interest	-	115	-	-	-	-
Accrued other	9	74	38	19	29	12
Outstanding options written, at value	-	3,140	-	-	-	-
Swap agreements, at value	-	1,778	-	91	-	-
Forward foreign currency contracts depreciation	37	25,961	-	13,629	4	-
Other liabilities	-	100	-	-	-	-
Total Liabilities	157,213	2,726,005	13,393	39,773	2,577	647
NET ASSETS	$227,420	$3,184,118	$1,653,690	$597,971	$1,091,371	$236,420
NET ASSETS CONSIST OF:
Paid-in capital	$232,470	$2,803,286	$1,670,372	$597,359	$522,730	$313,717
Undistributed/accumulated earnings (deficit)	(5,050)	380,832	(16,682)	612	568,641	(77,297)
NET ASSETS	$227,420	$3,184,118	$1,653,690	$597,971	$1,091,371	$236,420
Class I Shares:
Net Assets	$16,925	$858,051	$419,185	$21,531	$267,692	$112,101
Shares outstanding, $.001 par value (unlimited shares authorized)	1,713	70,317	43,156	1,977	19,933	9,616
Net Asset Value Per Share	$9.88	$12.20	$9.71	$10.89	$13.43	$11.66
Class P Shares:
Net Assets	$210,495	$2,326,067	$1,234,505	$576,440	$823,679	$124,319
Shares outstanding, $.001 par value (unlimited shares authorized)	20,883	173,589	122,752	52,476	53,843	9,082
Net Asset Value Per Share	$10.08	$13.40	$10.06	$10.98	$15.30	$13.69

Investments, at cost	$387,543	$4,839,749	$1,639,283	$549,567	$866,542	$221,155
Repurchase agreements, at cost	701	11,050	23,193	25,403	23,847	1,613
Foreign currency held, at cost	-	3,526	-	727	2	-
Premiums received from outstanding options written	-	6,797	-	-	-	-

(1)	The Managed Bond Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Fund and the counterparty. The Fund invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2016

(In thousands, except per share amounts)

	Dividend Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio	Growth Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio
ASSETS
Investments, at value	$779,704	$2,258,497	$132,473	$980,257	$935,873	$2,027,824
Repurchase agreements, at value	35,317	76,423	3,414	-	14,289	14,511
Cash	-	11	-	1	-	-
Cash (segregated for derivative investments)	-	3,468	-	-	-	-
Receivables:
Dividends and interest	2,303	3,191	79	979	182	4,278
Fund shares sold	62	117	2	65	7	1
Securities sold	7,770	-	-	1,269	1,814	-
Prepaid expenses and other assets	-	3	-	1	2	2
Total Assets	825,156	2,341,710	135,968	982,572	952,167	2,046,616
LIABILITIES
Payables:
Fund shares redeemed	128	2,849	36	253	69	1,776
Securities purchased	66	-	-	2,055	9,107	-
Variation margin	-	325	-	-	-	-
Accrued advisory fees	466	99	86	460	538	1,047
Accrued service fees (Class I only)	16	73	6	20	8	16
Accrued support service expenses	10	27	2	12	11	25
Accrued custodian, and portfolio accounting and tax fees	36	96	10	51	44	82
Accrued shareholder report expenses	15	43	3	21	21	39
Accrued trustees’ fees and expenses and deferred compensation	13	39	2	24	20	38
Accrued other	22	56	2	26	25	52
Total Liabilities	772	3,607	147	2,922	9,843	3,075
NET ASSETS	$824,384	$2,338,103	$135,821	$979,650	$942,324	$2,043,541
NET ASSETS CONSIST OF:
Paid-in capital	$716,255	$977,703	$280,509	$979,788	$376,162	$769,642
Undistributed/accumulated earnings (deficit)	108,129	1,360,400	(144,688)	(138)	566,162	1,273,899
NET ASSETS	$824,384	$2,338,103	$135,821	$979,650	$942,324	$2,043,541
Class I Shares:
Net Assets	$362,404	$1,654,721	$135,803	$450,925	$174,148	$371,901
Shares outstanding, $.001 par value (unlimited shares authorized)	21,531	31,963	6,572	21,007	21,202	19,156
Net Asset Value Per Share	$16.83	$51.77	$20.66	$21.47	$8.21	$19.41
Class P Shares:
Net Assets	$461,980	$683,382	$18	$528,725	$768,176	$1,671,640
Shares outstanding, $.001 par value (unlimited shares authorized)	25,114	12,832	1	22,917	79,763	78,785
Net Asset Value Per Share	$18.40	$53.26	$20.92	$23.07	$9.63	$21.22

Investments, at cost	$625,205	$1,616,014	$116,669	$809,671	$815,340	$1,478,734
Repurchase agreements, at cost	35,317	76,423	3,414	-	14,289	14,511

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2016

(In thousands, except per share amounts)

	Long/Short Large-Cap Portfolio	Main Street Core Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio
ASSETS
Investments, at value	$1,004,621	$1,291,603	$1,073,035	$424,978	$1,543,523	$591,720
Repurchase agreements, at value	8,562	11,129	7,942	5,280	7,616	2,896
Cash	-	110	-	-	82	-
Cash (segregated for derivative investments)	445	-	-	-	-	129
Cash collateral received for securities on loan (1)	252,517	-	-	-	-	-
Foreign currency held, at value	-	-	-	-	-	18
Receivables:
Dividends and interest	1,625	3,618	987	1,105	2,706	838
Fund shares sold	3	-	235	21	17	4
Securities sold	5,718	-	-	16	3,762	452
Prepaid expenses and other assets	1	6	1	2	1	-
Total Assets	1,273,492	1,306,466	1,082,200	431,402	1,557,707	596,057
LIABILITIES
Payable upon return of securities loaned (1)	252,517	-	-	-	-	-
Payables:
Fund shares redeemed	564	455	1,042	104	1,979	1,207
Securities purchased	4,797	3,499	-	267	461	403
Securities sold short, at value (2)	215,500	-	-	-	-	-
Due to custodian	142	-	-	-	-	-
Variation margin	27	-	-	-	-	11
Accrued advisory fees	687	499	604	250	913	333
Accrued service fees (Class I only)	2	25	14	10	5	4
Accrued support service expenses	10	15	13	5	19	7
Accrued custodian, and portfolio accounting and tax fees	71	55	44	23	62	55
Accrued shareholder report expenses	18	26	19	10	27	11
Accrued trustees’ fees and expenses and deferred compensation	16	31	19	10	16	9
Accrued dividends and interest	452	-	-	-	-	-
Accrued other	24	35	28	14	37	22
Total Liabilities	474,827	4,640	1,783	693	3,519	2,062
NET ASSETS	$798,665	$1,301,826	$1,080,417	$430,709	$1,554,188	$593,995
NET ASSETS CONSIST OF:
Paid-in capital	$127,820	$1,080,612	$2,453,363	$70,753	$709,974	$207,685
Undistributed/accumulated earnings (deficit)	670,845	221,214	(1,372,946)	359,956	844,214	386,310
NET ASSETS	$798,665	$1,301,826	$1,080,417	$430,709	$1,554,188	$593,995
Class I Shares:
Net Assets	$55,077	$565,181	$327,162	$231,917	$101,566	$91,309
Shares outstanding, $.001 par value (unlimited shares authorized)	4,707	17,100	19,264	22,409	6,349	4,730
Net Asset Value Per Share	$11.70	$33.05	$16.98	$10.35	$16.00	$19.31
Class P Shares:
Net Assets	$743,588	$736,645	$753,255	$198,792	$1,452,622	$502,686
Shares outstanding, $.001 par value (unlimited shares authorized)	47,518	20,105	36,147	17,596	61,661	20,050
Net Asset Value Per Share	$15.65	$36.64	$20.84	$11.30	$23.56	$25.07

Investments, at cost	$914,041	$1,102,528	$920,160	$412,124	$1,376,743	$471,108
Repurchase agreements, at cost	8,562	11,129	7,942	5,280	7,616	2,896
Foreign currency held, at cost	-	-	-	-	-	18
Securities on loan, at value (1)	245,660	-	-	-	-	-
Proceeds from securities sold short	201,376	-	-	-	-	-

(1)	The Long/Short Large-Cap Portfolio received cash collateral for securities on loan which is used as collateral to cover securities sold short (see Note (2) below) and therefore is uninvested (see Note 8 in Notes to Financial Statements).
(2)	The Long/Short Large-Cap Portfolio is required to pledge a portion of its assets to the lender as collateral for the borrowed securities. In the event of a default by this Fund where the replacement value of the borrowed securities exceeds the pledged collateral, the lender is granted a security interest in the Fund’s right, title, and interest in the property and assets then held by the lender in any capacity, as security for the Fund’s obligation to pay the lender.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2016

(In thousands, except per share amounts)

	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio	Value Advantage Portfolio	Emerging Markets Portfolio	International Large-Cap Portfolio
ASSETS
Investments, at value	$181,376	$1,177,746	$653,471	$1,216,695	$1,751,843	$1,887,599
Repurchase agreements, at value	2,574	6,454	3,569	29,700	87,519	6,189
Cash	-	-	-	-	-	46
Cash (segregated for derivative investments)	-	473	-	-	-	-
Foreign currency held, at value (1)	-	-	-	-	2,549	790
Receivables:
Dividends and interest	58	1,496	618	1,159	2,270	7,356
Fund shares sold	-	336	144	11	232	329
Securities sold	491	-	396	-	257	4,876
Prepaid expenses and other assets	32	1	1	2	2	3
Total Assets	184,531	1,186,506	658,199	1,247,567	1,844,672	1,907,188
LIABILITIES
Payables:
Fund shares redeemed	243	1,712	1,994	1,539	79	93
Securities purchased	-	-	846	493	6,489	-
Variation margin	-	40	-	-	-	-
Accrued advisory fees	129	305	426	707	1,233	1,237
Accrued service fees (Class I only)	-	21	10	1	14	22
Accrued support service expenses	1	14	8	15	22	22
Accrued custodian, and portfolio accounting and tax fees	6	60	30	53	378	163
Accrued shareholder report expenses	1	20	11	22	34	41
Accrued trustees’ fees and expenses and deferred compensation	1	18	9	12	25	31
Accrued other	2	46	18	32	45	49
Other liabilities	-	-	-	-	4	29
Total Liabilities	383	2,236	3,352	2,874	8,323	1,687
NET ASSETS	$184,148	$1,184,270	$654,847	$1,244,693	$1,836,349	$1,905,501
NET ASSETS CONSIST OF:
Paid-in capital	$165,617	$952,346	$387,434	$878,225	$1,751,858	$1,601,630
Undistributed/accumulated earnings (deficit)	18,531	231,924	267,413	366,468	84,491	303,871
NET ASSETS	$184,148	$1,184,270	$654,847	$1,244,693	$1,836,349	$1,905,501
Class I Shares:
Net Assets		$480,651	$234,182	$28,573	$337,690	$499,395
Shares outstanding, $.001 par value (unlimited shares authorized)		23,380	11,883	1,930	24,410	66,329
Net Asset Value Per Share		$20.56	$19.71	$14.80	$13.83	$7.53
Class P Shares:
Net Assets	$184,148	$703,619	$420,665	$1,216,120	$1,498,659	$1,406,106
Shares outstanding, $.001 par value (unlimited shares authorized)	16,623	33,913	17,605	81,560	105,048	174,430
Net Asset Value Per Share	$11.08	$20.75	$23.90	$14.91	$14.27	$8.06

Investments, at cost	$163,690	$959,274	$535,162	$1,024,201	$1,684,833	$1,854,188
Repurchase agreements, at cost	2,574	6,454	3,569	29,700	87,519	6,189
Foreign currency held, at cost	-	-	-	-	4,282	792

(1)	Includes restricted Agrentine Peso in the Emerging Markets Portfolio of $297 (see Note 4 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2016

(In thousands, except per share amounts)

	International Small-Cap Portfolio	International Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	Currency Strategies Portfolio
ASSETS
Investments, at value	$1,132,724	$1,055,195	$310,213	$668,126	$85,621	$648,957
Repurchase agreements, at value	19,143	420	7,013	13,944	1,736	447,318
Foreign currency held, at value	647	208	40	-	-	1
Receivables:
Dividends and interest	3,433	4,074	553	2,840	19	4,100
Fund shares sold	63	-	235	120	131	7
Securities sold	165	2,864	1,060	-	-	490
Forward foreign currency contracts appreciation	-	5,542	144	-	-	37,128
Prepaid expenses and other assets	3	-	-	1	1	1
Total Assets	1,156,178	1,068,303	319,258	685,031	87,508	1,138,002
LIABILITIES
Payables:
Fund shares redeemed	-	572	39	99	8	-
Securities purchased	994	-	466	604	219	1,096
Due to custodian	24	-	-	-	-	860
Due to broker (1)	-	-	-	-	-	3,489
Accrued advisory fees	818	588	246	474	67	604
Accrued service fees (Class I only) (2)	3	12	14	14	4	-
Accrued support service expenses	13	13	4	8	1	13
Accrued custodian, and portfolio accounting and tax fees	120	88	18	32	10	134
Accrued shareholder report expenses	26	21	7	15	2	24
Accrued trustees’ fees and expenses and deferred compensation	17	23	5	14	2	14
Accrued other	34	28	8	19	1	32
Forward foreign currency contracts depreciation	-	6,624	37	-	-	34,187
Other liabilities	-	-	2	-	-	-
Total Liabilities	2,049	7,969	846	1,279	314	40,453
NET ASSETS	$1,154,129	$1,060,334	$318,412	$683,752	$87,194	$1,097,549
NET ASSETS CONSIST OF:
Paid-in capital	$892,163	$2,266,619	$125,965	$692,117	$112,457	$936,318
Undistributed/accumulated earnings (deficit)	261,966	(1,206,285)	192,447	(8,365)	(25,263)	161,231
NET ASSETS	$1,154,129	$1,060,334	$318,412	$683,752	$87,194	$1,097,549
Class I Shares:
Net Assets	$74,989	$266,742	$318,388	$313,208	$87,182	$5,226
Shares outstanding, $.001 par value (unlimited shares authorized)	8,595	25,189	11,046	13,351	17,026	463
Net Asset Value Per Share	$8.73	$10.59	$28.82	$23.46	$5.12	$11.30
Class P Shares:
Net Assets	$1,079,140	$793,592	$24	$370,544	$12	$1,092,323
Shares outstanding, $.001 par value (unlimited shares authorized)	90,086	67,159	1	15,200	2	95,879
Net Asset Value Per Share	$11.98	$11.82	$31.44	$24.38	$6.45	$11.39

Investments, at cost	$1,021,772	$1,020,520	$309,799	$586,743	$83,439	$669,455
Repurchase agreements, at cost	19,143	420	7,013	13,944	1,736	447,318
Foreign currency held, at cost	646	215	40	-	-	1

(1)	The Currency Strategies Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Fund and the counterparty. The Fund invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(2)	The accrued service fees for the Currency Strategies Portfolio are under $500, in full dollars, and are not shown on the above Statements of Assets and Liabilities due to rounding.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2016

(In thousands, except per share amounts)

	Diversified Alternatives Portfolio	Equity Long/Short Portfolio	Global Absolute Return Portfolio	Pacific Dynamix – Conservative Growth Portfolio	Pacific Dynamix – Moderate Growth Portfolio	Pacific Dynamix – Growth Portfolio
ASSETS
Investments, at value	$-	$822,070	$717,609	$-	$-	$-
Investments in affiliates, at value	2,976	-	-	522,257	2,022,648	625,130
Repurchase agreements, at value	-	176,637	103,901	-	-	-
Cash	-	15,497	21,175	-	-	-
Cash (segregated for derivative investments)	-	64,149	-	-	-	-
Foreign currency held, at value (1)	-	13,287	1,579	-	-	-
Receivables:
Dividends and interest	-	8	15,497	-	-	-
Fund shares sold	-	7	9	40	1	26
Securities sold	-	-	-	-	201	315
Due from adviser	-	-	-	46	121	30
Variation margin	-	-	3	-	-	-
Swap agreements, at value	-	144,506	15,214	-	-	-
Forward foreign currency contracts appreciation	-	88	32,003	-	-	-
Prepaid expenses and other assets	-	2	1	-	2	-
Total Assets	2,976	1,236,251	906,991	522,343	2,022,973	625,501
LIABILITIES
Payables:
Fund shares redeemed	-	657	62	4	201	321
Securities purchased	-	-	-	36	1	20
Due to broker (2)	-	-	15,897	-	-	-
Variation margin	-	24,693	8,429	-	-	-
Accrued advisory fees (3)	-	1,019	568	88	341	105
Accrued service fees (Class I only) (3)	-	1	1	23	88	27
Accrued support service expenses (3)	-	14	10	6	24	7
Accrued custodian, and portfolio accounting and tax fees	14	138	326	14	14	14
Accrued shareholder report expenses (3)	-	25	19	10	38	12
Accrued trustees’ fees and expenses and deferred compensation (3)	-	10	13	5	20	6
Accrued interest	-	-	4	-	-	-
Accrued other	9	32	26	11	41	13
Outstanding options written, at value	-	-	4,286	-	-	-
Swap agreements, at value	-	3,940	13,913	-	-	-
Forward foreign currency contracts depreciation	-	3,881	21,758	-	-	-
Total Liabilities	23	34,410	65,312	197	768	525
NET ASSETS	$2,953	$1,201,841	$841,679	$522,146	$2,022,205	$624,976
NET ASSETS CONSIST OF:
Paid-in capital	$2,821	$871,017	$674,726	$442,588	$1,674,147	$476,406
Undistributed/accumulated earnings (deficit)	132	330,824	166,953	79,558	348,058	148,570
NET ASSETS	$2,953	$1,201,841	$841,679	$522,146	$2,022,205	$624,976
Class I Shares:
Net Assets	$2,953	$20,446	$13,989	$522,146	$2,022,205	$624,976
Shares outstanding, $.001 par value (unlimited shares authorized)	280	1,589	1,245	36,697	117,530	33,606
Net Asset Value Per Share	$10.54	$12.87	$11.24	$14.23	$17.21	$18.60
Class P Shares:
Net Assets		$1,181,395	$827,690
Shares outstanding, $.001 par value (unlimited shares authorized)		91,490	73,018
Net Asset Value Per Share		$12.91	$11.34

Investments, at cost		$822,163	$728,623
Investments in affiliates, at cost	$2,829			$453,365	$1,699,759	$505,248
Repurchase agreements, at cost	-	176,637	103,901	-	-	-
Foreign currency held, at cost	-	13,288	1,731	-	-	-
Premiums received from outstanding options written	-	-	2,569	-	-	-

(1)	Includes restricted Agrentine Peso in the Global Absolute Return Portfolio of $12 (see Note 4 in Notes to Financial Statements).
(2)	The Global Absolute Return Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Fund and the counterparty. The Fund invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(3)	The accrued fees and/or expenses for the Diversified Alternatives Portfolio are under $500, in full dollars, and are not shown on the above Statements of Assets and Liabilities due to rounding.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2016

(In thousands, except per share amounts)

	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio	PSF DFA Balanced Allocation Portfolio
ASSETS
Investments, at value	$-	$-	$-	$-	$-	$32,967
Investments in affiliates, at value	2,020,304	3,502,620	12,251,331	10,224,385	2,222,649	-
Receivables:
Fund shares sold	8	10	34	12	-	135
Securities sold	961	1,080	4,529	5,405	1,660	-
Due from adviser	-	-	-	-	-	8
Prepaid expenses and other assets	2	3	10	7	1	27
Total Assets	2,021,275	3,503,713	12,255,904	10,229,809	2,224,310	33,137
LIABILITIES
Payables:
Fund shares redeemed	961	1,080	4,529	5,416	1,660	-
Securities purchased	8	10	34	-	-	-
Accrued advisory fees	173	297	1,041	868	189	5
Accrued distribution and/or service fees (Class I and D only) (1)	88	153	537	448	97	2
Accrued support service expenses (2)	25	42	146	121	26	-
Accrued custodian, and portfolio accounting and tax fees	19	21	22	22	19	13
Accrued shareholder report expenses (2)	44	72	250	207	45	-
Accrued trustees’ fees and expenses and deferred compensation (2)	26	43	151	126	27	-
Accrued other	46	77	265	221	48	2
Total Liabilities	1,390	1,795	6,975	7,429	2,111	22
NET ASSETS	$2,019,885	$3,501,918	$12,248,929	$10,222,380	$2,222,199	$33,115
NET ASSETS CONSIST OF:
Paid-in capital	$1,459,732	$2,437,748	$7,682,563	$5,748,366	$1,207,989	$32,110
Undistributed/accumulated earnings (deficit)	560,153	1,064,170	4,566,366	4,474,014	1,014,210	1,005
NET ASSETS	$2,019,885	$3,501,918	$12,248,929	$10,222,380	$2,222,199	$33,115
Class D Shares:
Net Assets						$33,115
Shares outstanding, $.001 par value (unlimited shares authorized)						3,132
Net Asset Value Per Share						$10.57
Class I Shares:
Net Assets	$2,019,885	$3,501,918	$12,248,929	$10,222,380	$2,222,199
Shares outstanding, $.001 par value (unlimited shares authorized)	169,256	279,243	933,222	749,399	160,908
Net Asset Value Per Share	$11.93	$12.54	$13.13	$13.64	$13.81

Investments, at cost						$32,583
Investments in affiliates, at cost	$1,863,053	$3,026,422	$10,327,604	$8,434,696	$1,822,362

(1)	Class I shares are subject to a non-12b-1 service fee and Class D shares are subject to 12b-1 service and distribution fees (see Note 6 in Notes to Financial Statements).
(2)	The accrued fees and/or expenses for the PSF DFA Balanced Allocation Portfolio are under $500, in full dollars, and are not shown on the above Statements of Assets and Liabilities due to rounding.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

(In thousands)

	Core Income Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	Floating Rate Loan Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$469	$-	$-	$1,443	$-
Interest, net of foreign taxes withheld	13,169	143,823	19,838	28,830	56,888	26,742
Other	33	106	262	140	15	-
Total Investment Income	13,202	144,398	20,100	28,970	58,346	26,742

EXPENSES
Advisory fees	1,895	14,560	2,579	4,455	3,804	3,213
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	10	529	92	266	615	734
Support services expenses	22	209	23	35	55	45
Custodian fees and expenses	16	286	20	13	19	164
Portfolio accounting and tax fees	99	488	161	431	173	115
Shareholder report expenses	14	141	16	25	39	31
Legal and audit fees	15	142	15	23	37	31
Trustees’ fees and expenses	7	72	8	11	18	17
Interest expense	-	104	1	-	-	2,519
Offering expenses	4	-	-	-	-	-
Other	17	103	17	24	33	28
Total Expenses	2,099	16,634	2,932	5,283	4,793	6,897
Advisory Fee Waiver (1)	-	-	-	(594)	-	-
Net Expenses	2,099	16,634	2,932	4,689	4,793	6,897
NET INVESTMENT INCOME (LOSS)	11,103	127,764	17,168	24,281	53,553	19,845

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(4,562)	(11,489)	(4,455)	(9,786)	(43,430)	(10,526)
Futures contract transactions	-	25,926	-	-	-	1,892
Swap transactions	-	(16,092)	-	-	(47)	(15,484)
Written option transactions	-	24,861	-	-	-	2,012
Foreign currency transactions	-	11,387	-	-	-	2,955
Net Realized Gain (Loss)	(4,562)	34,593	(4,455)	(9,786)	(43,477)	(19,151)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	14,178	20,377	19,619	42,120	126,690	22,463
Unfunded loan commitments	-	-	17	62	-	-
Short positions	-	(83)	-	-	-	(34)
Futures contracts	-	(9,461)	-	-	-	29
Swaps	-	11,191	-	-	1,093	7,809
Written options	-	(603)	-	-	-	(1,174)
Foreign currencies	-	(6,556)	-	-	-	6,310
Change in Net Unrealized Appreciation (Depreciation)	14,178	14,865	19,636	42,182	127,783	35,403
NET GAIN (LOSS)	9,616	49,458	15,181	32,396	84,306	16,252
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,719	$177,222	$32,349	$56,677	$137,859	$36,097

Foreign taxes withheld on dividends and interest	$-	$91	$-	$-	$-	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Floating Rate Loan Portfolio (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2016

(In thousands)

	Inflation Strategy Portfolio	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Comstock Portfolio	Developing Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$-	$-	$-	$33,111	$1,961
Interest, net of foreign taxes withheld	2,673	103,950	26,798	61,668	10	3
Other	-	21	-	-	-	-
Total Investment Income	2,673	103,971	26,798	61,668	33,121	1,964

EXPENSES
Advisory fees	967	12,496	6,032	5,568	7,775	2,466
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	37	1,811	856	40	495	232
Support services expenses	14	180	84	41	63	23
Custodian fees and expenses	27	282	36	172	22	16
Portfolio accounting and tax fees	48	384	184	135	102	44
Shareholder report expenses	10	122	56	30	44	17
Legal and audit fees	10	126	59	27	43	15
Trustees’ fees and expenses	6	62	31	14	22	8
Interest expense	54	1,095	-	2	1	1
Other	9	90	40	29	42	21
Total Expenses	1,182	16,648	7,378	6,058	8,609	2,843
Advisory Fee Waiver (1)	-	-	-	-	(164)	-
Net Expenses	1,182	16,648	7,378	6,058	8,445	2,843
NET INVESTMENT INCOME (LOSS)	1,491	87,323	19,420	55,610	24,676	(879)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions (2)	151	(42,203)	(883)	(29,634)	61,204	(32,732)
Futures contract transactions	(3,759)	(30,057)	(1,076)	-	-	(362)
Swap transactions	8,291	(24,574)	-	3,486	-	-
Written option transactions	107	16,567	-	-	-	-
Foreign currency transactions	(852)	53,713	-	7,196	3,979	-
Net Realized Gain (Loss)	3,938	(26,554)	(1,959)	(18,952)	65,183	(33,094)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (3)	(392)	37,114	5,536	90,459	80,225	9,760
Futures contracts	162	617	(32)	-	-	-
Swaps	906	25,330	-	2,494	-	-
Written options	13	(1,066)	-	-	-	-
Foreign currencies	(357)	(33,355)	-	(4,680)	237	-
Change in Net Unrealized Appreciation (Depreciation)	332	28,640	5,504	88,273	80,462	9,760
NET GAIN (LOSS)	4,270	2,086	3,545	69,321	145,645	(23,334)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,761	$89,409	$22,965	$124,931	$170,321	($24,213)

Foreign taxes withheld on dividends and interest	$-	$11	$-	$232	$704	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Comstock Portfolio (see Note 6 in Notes to Financial Statements).
(2)	Net realized gain (loss) on investment security transactions for the Emerging Markets Debt Portfolio is net of foreign capital gains tax withheld of $209.
(3)	Change in net unrealized appreciation (depreciation) on investment securities for the Emerging Markets Debt Portfolio is net of increase in deferred foreign capital gains tax of $13.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2016

(In thousands)

	Dividend Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio	Growth Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$17,653	$47,241	$1,155	$9,009	$7,862	$45,017
Interest, net of foreign taxes withheld	12	16	13	28	3	6
Total Investment Income	17,665	47,257	1,168	9,037	7,865	45,023

EXPENSES
Advisory fees	5,076	1,070	1,044	5,672	7,247	11,635
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	671	3,051	283	920	366	732
Support services expenses	43	122	8	58	57	111
Custodian fees and expenses	14	36	7	26	17	25
Portfolio accounting and tax fees	69	189	24	97	89	167
Shareholder report expenses	29	82	5	41	41	76
Legal and audit fees	30	84	5	39	39	76
Trustees’ fees and expenses	16	42	3	19	20	39
Interest expense	-	9	-	-	2	1
Other	29	68	5	40	41	65
Total Expenses	5,977	4,753	1,384	6,912	7,919	12,927
Advisory Fee Waiver (1)	-	-	-	-	(457)	-
Net Expenses	5,977	4,753	1,384	6,912	7,462	12,927
NET INVESTMENT INCOME (LOSS)	11,688	42,504	(216)	2,125	403	32,096

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	55,462	79,109	10,281	77,641	40,224	110,651
Futures contract transactions	-	7,034	-	-	-	-
Foreign currency transactions	(7)	-	(1)	(5)	1	(13)
Net Realized Gain (Loss)	55,455	86,143	10,280	77,636	40,225	110,638

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	17,755	116,450	(7,159)	(59,120)	(44,607)	103,440
Futures contracts	-	74	-	-	-	-
Foreign currencies	(6)	-	-	(10)	-	(9)
Change in Net Unrealized Appreciation (Depreciation)	17,749	116,524	(7,159)	(59,130)	(44,607)	103,431
NET GAIN (LOSS)	73,204	202,667	3,121	18,506	(4,382)	214,069
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$84,892	$245,171	$2,905	$20,631	($3,979)	$246,165

Foreign taxes withheld on dividends and interest	$48	$-	$3	$46	$228	$340

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Large-Cap Growth Portfolio (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2016

(In thousands)

	Long/Short Large-Cap Portfolio	Main Street Core Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$22,070	$28,358	$17,163	$5,491	$26,398	$10,541
Interest, net of foreign taxes withheld	4	6	3	3	9	186
Total Investment Income	22,074	28,364	17,166	5,494	26,407	10,727

EXPENSES
Advisory fees	9,084	5,852	6,211	3,368	9,133	4,200
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	109	1,088	599	475	184	129
Support services expenses	53	74	54	28	75	32
Custodian fees and expenses	63	19	16	10	22	29
Portfolio accounting and tax fees	119	114	82	46	112	99
Shareholder report expenses	39	52	36	20	49	22
Legal and audit fees	35	50	38	19	52	22
Trustees’ fees and expenses	17	27	19	10	26	11
Interest expense	1,647	2	3	1	1	1
Dividend expenses	7,124	-	-	-	-	-
Other	26	48	34	22	42	22
Total Expenses	18,316	7,326	7,092	3,999	9,696	4,567
Advisory Fee Waiver (1)	(184)	-	-	(165)	-	(560)
Net Expenses	18,132	7,326	7,092	3,834	9,696	4,007
NET INVESTMENT INCOME (LOSS)	3,942	21,038	10,074	1,660	16,711	6,720

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	5,852	42,152	30,701	4,399	(6,789)	34,897
Closed short positions	(19,464)	-	-	-	-	-
Futures contract transactions	854	-	1,056	(1,525)	2,643	540
Written option transactions	-	-	-	1,198	-	-
Foreign currency transactions	(1)	1	-	(3)	-	(36)
Net Realized Gain (Loss)	(12,759)	42,153	31,757	4,069	(4,146)	35,401

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	80,318	81,739	133,988	21,978	201,271	107,558
Short positions	(12,695)	-	-	-	-	-
Futures contracts	(88)	-	-	-	-	-
Written options	-	-	-	(1,636)	-	-
Foreign currencies	2	(2)	-	(13)	-	(1)
Change in Net Unrealized Appreciation (Depreciation)	67,537	81,737	133,988	20,329	201,271	107,557
NET GAIN (LOSS)	54,778	123,890	165,745	24,398	197,125	142,958
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$58,720	$144,928	$175,819	$26,058	$213,836	$149,678

Foreign taxes withheld on dividends and interest	$42	$142	$11	$-	$9	$36

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Long/Short Large-Cap, Mid-Cap Growth, and Small-Cap Equity Portfolios (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

(In thousands)

	Small-Cap Growth Portfolio (1)	Small-Cap Index Portfolio	Small-Cap Value Portfolio	Value Advantage Portfolio	Emerging Markets Portfolio	International Large-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$280	$16,091	$6,439	$26,067	$28,326	$50,711
Interest, net of foreign taxes withheld	2	7	2	6	27	32
Total Investment Income	282	16,098	6,441	26,073	28,353	50,743

EXPENSES
Advisory fees	255	2,922	4,070	7,360	13,705	15,369
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	-	811	396	38	658	996
Support services expenses	1	55	31	63	96	115
Custodian fees and expenses	1	24	19	24	474	134
Portfolio accounting and tax fees	5	104	42	96	427	252
Shareholder report expenses	1	35	20	42	64	81
Legal and audit fees	1	38	21	44	66	78
Trustees’ fees and expenses	1	19	11	22	34	39
Interest expense	-	6	1	-	1	5
Offering expenses	3	-	-	-	-	-
Other	1	49	16	38	52	72
Total Expenses	269	4,063	4,627	7,727	15,577	17,141
Net Expenses	269	4,063	4,627	7,727	15,577	17,141
NET INVESTMENT INCOME (LOSS)	13	12,035	1,814	18,346	12,776	33,602

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	831	24,010	34,184	18,451	(3,708)	11,648
Futures contract transactions	-	5,629	884	747	2,604	(1,210)
Foreign currency transactions	-	-	-	-	(1,322)	(1,731)
Net Realized Gain (Loss)	831	29,639	35,068	19,198	(2,426)	8,707

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (2)	17,687	175,998	120,603	149,073	120,123	(46,109)
Futures contracts	-	134	-	-	-	-
Foreign currencies	-	-	1	-	(570)	(230)
Change in Net Unrealized Appreciation (Depreciation)	17,687	176,132	120,604	149,073	119,553	(46,339)
NET GAIN (LOSS)	18,518	205,771	155,672	168,271	117,127	(37,632)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,531	$217,806	$157,486	$186,617	$129,903	($4,030)

Foreign taxes withheld on dividends and interest	$-	$4	$15	$6	$2,529	$5,586

(1)	Operations commenced on October 28, 2016.
(2)	Change in net unrealized appreciation (depreciation) on investment securities for the Emerging Markets Portfolio is net of decrease in deferred foreign capital gains tax of $3,781.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2016

(In thousands)

	International Small-Cap Portfolio	International Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	Currency Strategies Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$30,239	$34,016	$4,173	$26,390	$556	$-
Interest, net of foreign taxes withheld	6	3	4	6	2	2,782
Total Investment Income	30,245	34,019	4,177	26,396	558	2,782

EXPENSES
Advisory fees	10,826	6,681	3,104	6,096	806	7,694
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	149	544	690	644	179	10
Support services expenses	74	58	20	42	14	68
Custodian fees and expenses	143	88	10	12	9	100
Portfolio accounting and tax fees	200	202	34	67	15	213
Shareholder report expenses	52	40	14	29	4	48
Legal and audit fees	49	40	13	28	3	46
Trustees’ fees and expenses	24	21	6	14	2	25
Interest expense	18	3	-	1	-	58
Other	51	38	11	30	4	30
Total Expenses	11,586	7,715	3,902	6,963	1,036	8,292
Advisory Fee Waiver (1)	(97)	-	-	-	-	-
Net Expenses	11,489	7,715	3,902	6,963	1,036	8,292
NET INVESTMENT INCOME (LOSS)	18,756	26,304	275	19,433	(478)	(5,510)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	31,330	(59,700)	22,318	41,495	(5,173)	(9,083)
Futures contract transactions	(1,140)	(686)	-	-	-	-
Written option transactions	-	-	-	-	(23)	-
Foreign currency transactions	(1,661)	14,723	560	-	4	104,392
Net Realized Gain (Loss)	28,529	(45,663)	22,878	41,495	(5,192)	95,309

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(6,446)	57,672	(47,088)	(11,743)	(746)	(11,518)
Written options	-	-	-	-	(28)	-
Foreign currencies	(66)	(3,339)	(474)	-	-	(16,330)
Change in Net Unrealized Appreciation (Depreciation)	(6,512)	54,333	(47,562)	(11,743)	(774)	(27,848)
NET GAIN (LOSS)	22,017	8,670	(24,684)	29,752	(5,966)	67,461
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,773	$34,974	($24,409)	$49,185	($6,444)	$61,951

Foreign taxes withheld on dividends and interest	$3,619	$3,833	$42	$-	$9	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the International Small-Cap Portfolio (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2016

(In thousands)

	Diversified Alternatives Portfolio	Equity Long/Short Portfolio	Global Absolute Return Portfolio	Pacific Dynamix – Conservative Growth Portfolio	Pacific Dynamix – Moderate Growth Portfolio	Pacific Dynamix – Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld (1)	$-	$243	$29	$-	$-	$-
Interest, net of foreign taxes withheld	-	2,180	58,274	-	-	-
Total Investment Income	-	2,423	58,303	-	-	-

EXPENSES
Advisory fees	5	14,103	7,558	981	3,754	1,175
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	5	35	28	981	3,754	1,175
Support services expenses (2)	-	70	54	28	107	33
Custodian fees and expenses	-	83	590	-	-	-
Portfolio accounting and tax fees	33	232	189	32	32	32
Shareholder report expenses (2)	-	46	39	19	72	23
Legal and audit fees (2)	-	48	36	19	73	23
Trustees’ fees and expenses (2)	-	21	19	9	36	11
Interest expense	-	40	248	-	-	-
Offering expenses	77	18	-	-	-	-
Other (2)	-	40	44	4	20	6
Total Expenses	120	14,736	8,805	2,073	7,848	2,478
Advisory Fee Waiver (3)	-	(1,840)	-	-	-	-
Adviser Reimbursement (4)	(108)	-	-	(246)	(927)	(330)
Net Expenses	12	12,896	8,805	1,827	6,921	2,148
NET INVESTMENT INCOME (LOSS)	(12)	(10,473)	49,498	(1,827)	(6,921)	(2,148)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	-	30	(14,375)	-	-	-
Investment securities from affiliated mutual fund investments (5)	-	-	-	8,301	20,976	15,986
Futures contract transactions	-	62,101	(15,946)	-	-	-
Swap transactions	-	30,764	(14,075)	-	-	-
Written option transactions	-	-	3,633	-	-	-
Foreign currency transactions	-	(2,730)	(24,642)	-	-	-
Net Realized Gain (Loss)	-	90,165	(65,405)	8,301	20,976	15,986

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	-	103	49,833	-	-	-
Investment securities from affiliated mutual fund investments	146	-	-	25,641	139,561	43,598
Futures contracts	-	1,585	(5,308)	-	-	-
Swaps	-	55,180	7,234	-	-	-
Written options	-	-	1,211	-	-	-
Foreign currencies	-	(5,553)	3,974	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	146	51,315	56,944	25,641	139,561	43,598
NET GAIN (LOSS)	146	141,480	(8,461)	33,942	160,537	59,584
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$134	$131,007	$41,037	$32,115	$153,616	$57,436

Foreign taxes withheld on dividends and interest	$-	$-	$144	$-	$-	$-

(1)	No dividends and capital gain distributions were received by the Diversified Alternatives, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, and Pacific Dynamix – Growth Portfolios from their underlying funds during the year ended December 31, 2016 under the current dividend and distribution policy (see Note 2B in Notes to Financial Statements).
(2)	The fees and/or expenses for the Diversified Alternatives Portfolio are under $500, in full dollars, and are not shown on the Statements of Operations due to rounding.
(3)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Equity Long/Short Portfolio (see Note 6 in Notes to Financial Statements).
(4)	Pacific Life Fund Advisors LLC reimbursed expenses for the Diversified Alternatives, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, and Pacific Dynamix – Growth Portfolios (see Note 7B in Notes to Financial Statements).
(5)	Net realized gain (loss) on investment securities from affiliated mutual fund investments for the Diversified Alternatives Portfolio is under $500, in full dollars, and is not shown on the above Statements of Operations due to rounding.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2016

(In thousands)

	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio	PSF DFA Balanced Allocation Portfolio (1)
INVESTMENT INCOME
Dividends (2)	$-	$-	$-	$-	$-	$508
Total Investment Income	-	-	-	-	-	508

EXPENSES
Advisory fees	2,169	3,561	12,394	10,285	2,211	25
Distribution and/or service fees (3)	4,338	7,123	24,788	20,570	4,422	32
Support services expenses	123	204	708	586	126	1
Portfolio accounting and tax fees	45	49	51	51	44	22
Shareholder report expenses (4)	85	140	489	405	87	-
Legal and audit fees	83	138	480	398	86	1
Trustees’ fees and expenses (4)	41	69	239	199	43	-
Offering expenses	-	-	-	-	-	26
Other (4)	24	40	137	116	25	-
Total Expenses	6,908	11,324	39,286	32,610	7,044	107
Adviser Reimbursement (5)	-	-	-	-	-	(38)
Net Expenses	6,908	11,324	39,286	32,610	7,044	69
NET INVESTMENT INCOME (LOSS)	(6,908)	(11,324)	(39,286)	(32,610)	(7,044)	439

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	-	-	-	-	-	182
Investment securities from affiliated mutual fund investments	89,054	93,563	469,576	456,096	117,658	-
Net Realized Gain (Loss)	89,054	93,563	469,576	456,096	117,658	182

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	-	-	-	-	-	384
Investment securities from affiliated mutual fund investments	40,930	149,735	526,408	435,907	84,734	-
Change in Net Unrealized Appreciation (Depreciation)	40,930	149,735	526,408	435,907	84,734	384
NET GAIN (LOSS)	129,984	243,298	995,984	892,003	202,392	566
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$123,076	$231,974	$956,698	$859,393	$195,348	$1,005

(1)	Operations commenced on April 29, 2016.
(2)	No dividend and capital gain distributions were received by the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios from their underlying funds for the period ended December 31, 2016 under the current dividend and distribution policy (see Note 2B in Notes to Financial Statements).
(3)	Class I shares are subject to a non-12b-1 service fee and Class D shares are subject to 12b-1 service and distribution fees (see Note 6 in Notes to Financial Statements).
(4)	The fees and/or expenses for the PSF DFA Balanced Allocation Portfolio are under $500, in full dollars, and are not shown on the Statements of Operations due to rounding.
(5)	Pacific Life Fund Advisors LLC reimbursed expenses for the PSF DFA Balanced Allocation Portfolio (See Note 7B in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

(In thousands)

	Year Ended December 31, 2016	Year/Period Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
	Core Income Portfolio (1)		Diversified Bond Portfolio		Floating Rate Income Portfolio
OPERATIONS
Net investment income (loss)	$11,103	$8,168	$127,764	$119,099	$17,168	$17,976
Net realized gain (loss)	(4,562)	(6,472)	34,593	76,543	(4,455)	(13,401)
Change in net unrealized appreciation (depreciation)	14,178	(15,484)	14,865	(147,831)	19,636	(1,404)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,719	(13,788)	177,222	47,811	32,349	3,171
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	7,603	2,915	69,729	69,963	19,218	23,516
Class P	4,717	428,598	538,229	181,084	6,434	91,274
Cost of shares repurchased
Class I	(3,651)	(566)	(59,862)	(39,703)	(18,571)	(9,956)
Class P	(62,377)	(24,648)	(518,601)	(500,295)	(130,114)	(38,262)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(53,708)	406,299	29,495	(288,951)	(123,033)	66,572
NET INCREASE (DECREASE) IN NET ASSETS	(32,989)	392,511	206,717	(241,140)	(90,684)	69,743
NET ASSETS
Beginning of Year or Period	392,511	-	3,616,141	3,857,281	458,369	388,626
End of Year or Period	$359,522	$392,511	$3,822,858	$3,616,141	$367,685	$458,369

	Floating Rate Loan Portfolio		High Yield Bond Portfolio		Inflation Managed Portfolio
OPERATIONS
Net investment income (loss)	$24,281	$29,536	$53,553	$65,403	$19,845	$4,005
Net realized gain (loss)	(9,786)	(7,816)	(43,477)	(33,084)	(19,151)	(37,311)
Change in net unrealized appreciation (depreciation)	42,182	(29,278)	127,783	(84,056)	35,403	22,090
Net Increase (Decrease) in Net Assets Resulting from Operations	56,677	(7,558)	137,859	(51,737)	36,097	(11,216)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	27,469	25,512	93,098	74,094	20,586	14,075
Class P	11,344	88,446	12,967	124,820	199,182	572
Cost of shares repurchased
Class I	(21,579)	(37,196)	(100,806)	(126,165)	(68,783)	(69,117)
Class P	(270,046)	(80,656)	(295,618)	(77,686)	(61,394)	(430,492)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(252,812)	(3,894)	(290,359)	(4,937)	89,591	(484,962)
NET INCREASE (DECREASE) IN NET ASSETS	(196,135)	(11,452)	(152,500)	(56,674)	125,688	(496,178)
NET ASSETS
Beginning of Year	725,140	736,592	1,041,508	1,098,182	700,521	1,196,699
End of Year	$529,005	$725,140	$889,008	$1,041,508	$826,209	$700,521

(1)	Operations commenced on April 27, 2015.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
	Inflation Strategy Portfolio		Managed Bond Portfolio		Short Duration Bond Portfolio
OPERATIONS
Net investment income (loss)	$1,491	($3,573)	$87,323	$89,224	$19,420	$18,128
Net realized gain (loss)	3,938	6,066	(26,554)	22,659	(1,959)	4,799
Change in net unrealized appreciation (depreciation)	332	310	28,640	(86,600)	5,504	(9,049)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,761	2,803	89,409	25,283	22,965	13,878
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	4,959	5,977	44,723	46,114	57,030	70,576
Class P	5,300	642	381,524	107,299	992,526	18,764
Cost of shares repurchased
Class I	(7,677)	(6,634)	(131,466)	(193,022)	(68,727)	(53,039)
Class P	(44,579)	(479,060)	(343,182)	(300,277)	(484,731)	(1,118,094)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(41,997)	(479,075)	(48,401)	(339,886)	496,098	(1,081,793)
NET INCREASE (DECREASE) IN NET ASSETS	(36,236)	(476,272)	41,008	(314,603)	519,063	(1,067,915)
NET ASSETS
Beginning of Year	263,656	739,928	3,143,110	3,457,713	1,134,627	2,202,542
End of Year	$227,420	$263,656	$3,184,118	$3,143,110	$1,653,690	$1,134,627

	Emerging Markets Debt Portfolio		Comstock Portfolio		Developing Growth Portfolio
OPERATIONS
Net investment income (loss)	$55,610	$65,563	$24,676	$21,415	($879)	($1,856)
Net realized gain (loss)	(18,952)	(100,389)	65,183	182,592	(33,094)	12,180
Change in net unrealized appreciation (depreciation)	88,273	11,839	80,462	(273,708)	9,760	(52,861)
Net Increase (Decrease) in Net Assets Resulting from Operations	124,931	(22,987)	170,321	(69,701)	(24,213)	(42,537)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	13,412	6,210	10,379	22,726	8,245	32,331
Class P	13,562	7,104	12,667	5,900	1,547	29,572
Cost of shares repurchased
Class I	(10,006)	(7,447)	(36,259)	(25,308)	(21,344)	(30,897)
Class P	(386,276)	(358,830)	(289,225)	(351,649)	(255,746)	(118,494)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(369,308)	(352,963)	(302,438)	(348,331)	(267,298)	(87,488)
NET INCREASE (DECREASE) IN NET ASSETS	(244,377)	(375,950)	(132,117)	(418,032)	(291,511)	(130,025)
NET ASSETS
Beginning of Year	842,348	1,218,298	1,223,488	1,641,520	527,931	657,956
End of Year	$597,971	$842,348	$1,091,371	$1,223,488	$236,420	$527,931

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
	Dividend Growth Portfolio		Equity Index Portfolio		Focused Growth Portfolio
OPERATIONS
Net investment income (loss)	$11,688	$10,198	$42,504	$39,304	($216)	($193)
Net realized gain (loss)	55,455	183,856	86,143	117,146	10,280	11,928
Change in net unrealized appreciation (depreciation)	17,749	(170,252)	116,524	(129,345)	(7,159)	535
Net Increase (Decrease) in Net Assets Resulting from Operations	84,892	23,802	245,171	27,105	2,905	12,270
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	40,796	24,606	223,774	305,893	19,977	44,401
Class P	97,946	5,914	181,863	1,012	-	-
Cost of shares repurchased
Class I	(29,991)	(29,165)	(231,717)	(172,461)	(43,191)	(22,602)
Class P	(56,578)	(378,920)	(90,187)	(242,517)	-	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	52,173	(377,565)	83,733	(108,073)	(23,214)	21,799
NET INCREASE (DECREASE) IN NET ASSETS	137,065	(353,763)	328,904	(80,968)	(20,309)	34,069
NET ASSETS
Beginning of Year	687,319	1,041,082	2,009,199	2,090,167	156,130	122,061
End of Year	$824,384	$687,319	$2,338,103	$2,009,199	$135,821	$156,130

	Growth Portfolio		Large-Cap Growth Portfolio		Large-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	$2,125	$2,270	$403	($421)	$32,096	$32,441
Net realized gain (loss)	77,636	57,331	40,225	82,940	110,638	226,581
Change in net unrealized appreciation (depreciation)	(59,130)	23,539	(44,607)	(2,569)	103,431	(310,623)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,631	83,140	(3,979)	79,950	246,165	(51,601)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	21,637	34,522	13,459	46,883	15,277	27,532
Class P	2,519	136,991	4,148	55,840	152,754	15,289
Cost of shares repurchased
Class I	(67,815)	(66,147)	(49,330)	(25,711)	(58,401)	(48,318)
Class P	(143,107)	(151,447)	(227,328)	(267,189)	(199,513)	(440,696)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(186,766)	(46,081)	(259,051)	(190,177)	(89,883)	(446,193)
NET INCREASE (DECREASE) IN NET ASSETS	(166,135)	37,059	(263,030)	(110,227)	156,282	(497,794)
NET ASSETS
Beginning of Year	1,145,785	1,108,726	1,205,354	1,315,581	1,887,259	2,385,053
End of Year	$979,650	$1,145,785	$942,324	$1,205,354	$2,043,541	$1,887,259

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
	Long/Short Large-Cap Portfolio		Main Street Core Portfolio		Mid-Cap Equity Portfolio
OPERATIONS
Net investment income (loss)	$3,942	$6,232	$21,038	$19,633	$10,074	$10,464
Net realized gain (loss)	(12,759)	139,903	42,153	165,150	31,757	62,469
Change in net unrealized appreciation (depreciation)	67,537	(179,101)	81,737	(132,080)	133,988	(48,416)
Net Increase (Decrease) in Net Assets Resulting from Operations	58,720	(32,966)	144,928	52,703	175,819	24,517
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	3,671	10,597	28,868	14,392	24,328	27,348
Class P	64,932	1,986	7,866	14,669	202,481	2,317
Cost of shares repurchased
Class I	(11,950)	(20,848)	(75,278)	(70,404)	(51,327)	(40,136)
Class P	(521,371)	(274,201)	(184,835)	(221,978)	(117,747)	(226,891)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(464,718)	(282,466)	(223,379)	(263,321)	57,735	(237,362)
NET INCREASE (DECREASE) IN NET ASSETS	(405,998)	(315,432)	(78,451)	(210,618)	233,554	(212,845)
NET ASSETS
Beginning of Year	1,204,663	1,520,095	1,380,277	1,590,895	846,863	1,059,708
End of Year	$798,665	$1,204,663	$1,301,826	$1,380,277	$1,080,417	$846,863

	Mid-Cap Growth Portfolio		Mid-Cap Value Portfolio		Small-Cap Equity Portfolio
OPERATIONS
Net investment income (loss)	$1,660	$2,209	$16,711	$13,341	$6,720	$7,510
Net realized gain (loss)	4,069	58,038	(4,146)	152,815	35,401	52,559
Change in net unrealized appreciation (depreciation)	20,329	(83,529)	201,271	(163,279)	107,557	(112,089)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,058	(23,282)	213,836	2,877	149,678	(52,020)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	18,611	31,032	16,995	16,857	31,805	8,562
Class P	792	1,674	499,300	14,781	779	121,162
Cost of shares repurchased
Class I	(46,982)	(33,953)	(16,968)	(22,095)	(13,152)	(12,283)
Class P	(147,538)	(268,560)	(195,665)	(312,788)	(162,494)	(72,999)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(175,117)	(269,807)	303,662	(303,245)	(143,062)	44,442
NET INCREASE (DECREASE) IN NET ASSETS	(149,059)	(293,089)	517,498	(300,368)	6,616	(7,578)
NET ASSETS
Beginning of Year	579,768	872,857	1,036,690	1,337,058	587,379	594,957
End of Year	$430,709	$579,768	$1,554,188	$1,036,690	$593,995	$587,379

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year/Period Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
	Small-Cap Growth Portfolio (1)		Small-Cap Index Portfolio		Small-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	$13		$12,035	$8,148	$1,814	$5,967
Net realized gain (loss)	831		29,639	55,573	35,068	59,287
Change in net unrealized appreciation (depreciation)	17,687		176,132	(115,447)	120,604	(80,332)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,531		217,806	(51,726)	157,486	(15,078)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	-		48,721	45,253	33,744	21,437
Class P	172,660		308,607	296,364	131,979	1,282
Cost of shares repurchased
Class I	-		(48,009)	(71,547)	(38,138)	(35,376)
Class P	(7,043)		(136,981)	(52,394)	(76,248)	(260,854)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	165,617		172,338	217,676	51,337	(273,511)
NET INCREASE (DECREASE) IN NET ASSETS	184,148		390,144	165,950	208,823	(288,589)
NET ASSETS
Beginning of Year or Period	-		794,126	628,176	446,024	734,613
End of Year or Period	$184,148		$1,184,270	$794,126	$654,847	$446,024

	Value Advantage Portfolio		Emerging Markets Portfolio		International Large-Cap Portfolio
OPERATIONS
Net investment income (loss)	$18,346	$14,532	$12,776	$12,875	$33,602	$35,248
Net realized gain (loss)	19,198	41,284	(2,426)	(118,413)	8,707	136,850
Change in net unrealized appreciation (depreciation)	149,073	(107,885)	119,553	(123,347)	(46,339)	(166,269)
Net Increase (Decrease) in Net Assets Resulting from Operations	186,617	(52,069)	129,903	(228,885)	(4,030)	5,829
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	12,818	7,945	51,237	43,943	101,727	59,187
Class P	218,242	297,218	488,340	72,478	58,937	71,965
Cost of shares repurchased
Class I	(4,846)	(13,309)	(56,312)	(65,282)	(80,016)	(62,790)
Class P	(163,430)	(129,414)	(192,632)	(123,704)	(393,249)	(292,586)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	62,784	162,440	290,633	(72,565)	(312,601)	(224,224)
NET INCREASE (DECREASE) IN NET ASSETS	249,401	110,371	420,536	(301,450)	(316,631)	(218,395)
NET ASSETS
Beginning of Year	995,292	884,921	1,415,813	1,717,263	2,222,132	2,440,527
End of Year	$1,244,693	$995,292	$1,836,349	$1,415,813	$1,905,501	$2,222,132

(1)	Operations commenced on October 28, 2016.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
	International Small-Cap Portfolio		International Value Portfolio		Health Sciences Portfolio
OPERATIONS
Net investment income (loss)	$18,756	$23,372	$26,304	$22,285	$275	($558)
Net realized gain (loss)	28,529	98,417	(45,663)	(20,452)	22,878	62,441
Change in net unrealized appreciation (depreciation)	(6,512)	(60,977)	54,333	1,524	(47,562)	(30,762)
Net Increase (Decrease) in Net Assets Resulting from Operations	40,773	60,812	34,974	3,357	(24,409)	31,121
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	18,287	33,959	17,670	24,299	21,171	77,877
Class P	1,957	491,130	101,627	4,745	-	-
Cost of shares repurchased
Class I	(22,526)	(18,579)	(48,565)	(30,087)	(79,820)	(49,985)
Class P	(459,165)	(207,217)	(97,071)	(323,583)	-	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(461,447)	299,293	(26,339)	(324,626)	(58,649)	27,892
NET INCREASE (DECREASE) IN NET ASSETS	(420,674)	360,105	8,635	(321,269)	(83,058)	59,013
NET ASSETS
Beginning of Year	1,574,803	1,214,698	1,051,699	1,372,968	401,470	342,457
End of Year	$1,154,129	$1,574,803	$1,060,334	$1,051,699	$318,412	$401,470

	Real Estate Portfolio		Technology Portfolio		Currency Strategies Portfolio
OPERATIONS
Net investment income (loss)	$19,433	$15,038	($478)	($614)	($5,510)	($7,396)
Net realized gain (loss)	41,495	80,529	(5,192)	603	95,309	7,591
Change in net unrealized appreciation (depreciation)	(11,743)	(80,937)	(774)	(3,477)	(27,848)	12,648
Net Increase (Decrease) in Net Assets Resulting from Operations	49,185	14,630	(6,444)	(3,488)	61,951	12,843
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	31,245	45,217	15,352	23,758	4,421	1,695
Class P	8,655	101,393	-	-	7,696	3,924
Cost of shares repurchased
Class I	(56,859)	(106,361)	(21,469)	(14,321)	(3,384)	(2,240)
Class P	(142,930)	(133,216)	-	-	(263,416)	(460,152)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(159,889)	(92,967)	(6,117)	9,437	(254,683)	(456,773)
NET INCREASE (DECREASE) IN NET ASSETS	(110,704)	(78,337)	(12,561)	5,949	(192,732)	(443,930)
NET ASSETS
Beginning of Year	794,456	872,793	99,755	93,806	1,290,281	1,734,211
End of Year	$683,752	$794,456	$87,194	$99,755	$1,097,549	$1,290,281

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2016	Year/Period Ended December 31, 2015	Year Ended December 31, 2016	Year/Period Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
	Diversified Alternatives Portfolio (1)		Equity Long/Short Portfolio (2)		Global Absolute Return Portfolio
OPERATIONS
Net investment income (loss)	($12)	($2)	($10,473)	($9,234)	$49,498	$69,058
Net realized gain (loss)	-	(1)	90,165	121,301	(65,405)	32,777
Change in net unrealized appreciation (depreciation)	146	1	51,315	87,750	56,944	(53,872)
Net Increase (Decrease) in Net Assets Resulting from Operations	134	(2)	131,007	199,817	41,037	47,963
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	846	2,026	14,155	15,251	2,859	6,078
Class P	-	-	7,181	1,381,783	8,952	25,598
Cost of shares repurchased
Class I	(51)	-	(10,714)	(567)	(3,557)	(2,974)
Class P	-	-	(276,558)	(259,514)	(338,923)	(490,542)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	795	2,026	(265,936)	1,136,953	(330,669)	(461,840)
NET INCREASE (DECREASE) IN NET ASSETS	929	2,024	(134,929)	1,336,770	(289,632)	(413,877)
NET ASSETS
Beginning of Year or Period	2,024	-	1,336,770	-	1,131,311	1,545,188
End of Year or Period	$2,953	$2,024	$1,201,841	$1,336,770	$841,679	$1,131,311

	Pacific Dynamix – Conservative Growth Portfolio		Pacific Dynamix – Moderate Growth Portfolio		Pacific Dynamix – Growth Portfolio
OPERATIONS
Net investment income (loss)	($1,827)	($1,711)	($6,921)	($6,414)	($2,148)	($2,064)
Net realized gain (loss)	8,301	6,061	20,976	12,776	15,986	7,690
Change in net unrealized appreciation (depreciation)	25,641	(9,585)	139,561	(42,304)	43,598	(21,118)
Net Increase (Decrease) in Net Assets Resulting from Operations	32,115	(5,235)	153,616	(35,942)	57,436	(15,492)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	70,144	65,107	140,065	267,756	54,739	94,041
Cost of shares repurchased - Class I	(39,043)	(42,592)	(64,918)	(18,651)	(61,731)	(28,786)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	31,101	22,515	75,147	249,105	(6,992)	65,255
NET INCREASE (DECREASE) IN NET ASSETS	63,216	17,280	228,763	213,163	50,444	49,763
NET ASSETS
Beginning of Year	458,930	441,650	1,793,442	1,580,279	574,532	524,769
End of Year	$522,146	$458,930	$2,022,205	$1,793,442	$624,976	$574,532

(1)	Operations commenced on October 30, 2015.
(2)	Operations commenced on April 27, 2015.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year/Period Ended December 31, 2016	Year Ended December 31, 2015
	Portfolio Optimization Conservative Portfolio		Portfolio Optimization Moderate-Conservative Portfolio		Portfolio Optimization Moderate Portfolio
OPERATIONS
Net investment income (loss)	($6,908)	($7,164)	($11,324)	($12,483)	($39,286)	($43,740)
Net realized gain (loss)	89,054	61,385	93,563	119,715	469,576	492,114
Change in net unrealized appreciation (depreciation)	40,930	(49,499)	149,735	(115,719)	526,408	(471,977)
Net Increase (Decrease) in Net Assets Resulting from Operations	123,076	4,722	231,974	(8,487)	956,698	(23,603)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	320,856	95,791	32,447	58,979	37,977	34,193
Cost of shares repurchased - Class I	(543,829)	(403,572)	(466,659)	(543,022)	(1,594,839)	(1,986,829)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(222,973)	(307,781)	(434,212)	(484,043)	(1,556,862)	(1,952,636)
NET INCREASE (DECREASE) IN NET ASSETS	(99,897)	(303,059)	(202,238)	(492,530)	(600,164)	(1,976,239)
NET ASSETS
Beginning of Year	2,119,782	2,422,841	3,704,156	4,196,686	12,849,093	14,825,332
End of Year	$2,019,885	$2,119,782	$3,501,918	$3,704,156	$12,248,929	$12,849,093

	Portfolio Optimization Growth Portfolio		Portfolio Optimization Aggressive-Growth Portfolio		PSF DFA Balanced Allocation Portfolio (1)
OPERATIONS
Net investment income (loss)	($32,610)	($36,524)	($7,044)	($7,912)	$439
Net realized gain (loss)	456,096	514,920	117,658	99,513	182
Change in net unrealized appreciation (depreciation)	435,907	(492,167)	84,734	(108,369)	384
Net Increase (Decrease) in Net Assets Resulting from Operations	859,393	(13,771)	195,348	(16,768)	1,005
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class D	-	-	-	-	37,748
Class I	20,112	28,395	15,192	20,690	-
Cost of shares repurchased
Class D	-	-	-	-	(5,638)
Class I	(1,415,869)	(1,556,514)	(300,830)	(330,856)	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,395,757)	(1,528,119)	(285,638)	(310,166)	32,110
NET INCREASE (DECREASE) IN NET ASSETS	(536,364)	(1,541,890)	(90,290)	(326,934)	33,115
NET ASSETS
Beginning of Year or Period	10,758,744	12,300,634	2,312,489	2,639,423	-
End of Year or Period	$10,222,380	$10,758,744	$2,222,199	$2,312,489	$33,115

(1)	Operations commenced on April 29, 2016.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CASH FLOWS (1)

FOR THE YEAR ENDED DECEMBER 31, 2016

(In thousands)

	Inflation Managed Portfolio	Inflation Strategy Portfolio	Long/Short Large-Cap Portfolio
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	$36,097	$5,761	$58,720
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of long-term securities	(1,683,391)	(393,294)	(1,220,859)
Proceeds from disposition of long-term securities	1,650,515	265,292	1,845,015
Purchases to cover securities sold short	-	-	(565,969)
Proceeds from securities sold short	2,944	-	385,478
Proceeds (purchases) of short-term securities, net	(149,400)	4,219	18,854
Proceeds (purchases) from foreign currency transactions	2,409	(828)	-
(Increase) decrease in swaps premiums	196	-	-
(Increase) decrease in cash collateral received for securities on loan (2)	-	-	96,007
(Increase) decrease in dividends and interest receivable	(131)	(412)	921
(Increase) decrease in receivable for securities sold	73,651	-	(3,063)
(Increase) decrease in variation margin	588	35	(187)
(Increase) decrease in prepaid expenses and other assets	1	-	-
Increase (decrease) in payable upon return of securities loaned	-	-	(96,007)
Increase (decrease) in payable for securities purchased	136,132	-	(290)
Increase (decrease) in payable due to custodian	-	-	142
Increase (decrease) in payable due to brokers	8,369	-	-
Increase (decrease) in accrued advisory fees	39	(12)	(300)
Increase (decrease) in accrued service fees	1	-	-
Increase (decrease) in accrued support service expenses	(2)	(1)	(11)
Increase (decrease) in accrued custodian, and portfolio accounting and tax fees	49	(2)	14
Increase (decrease) in accrued shareholder report expenses	2	(2)	(3)
Increase (decrease) in accrued trustees’ fees and expenses and deferred compensation	4	1	2
Increase (decrease) in accrued dividends and interest payable (3)	(10)	-	(195)
Increase (decrease) in accrued other payable	6	1	(4)
Change in net unrealized (appreciation) depreciation on investments securities	(22,463)	392	(80,318)
Change in net unrealized (appreciation) depreciation on short position	34	-	12,695
Change in net unrealized (appreciation) depreciation on written options	1,174	(13)	-
Change in net unrealized (appreciation) depreciation on foreign currencies	(6,310)	357	(2)
Change in net unrealized (appreciation) depreciation on swaps (4)	(1,633)	(906)	-
Net realized (gain) loss on investment securities	10,526	(151)	(5,852)
Net realized (gain) loss on closed short positions	-	-	19,464
Net realized (gain) loss on written options	(2,012)	(107)	-
Net realized (gain) loss on foreign currency	(2,955)	852	1
Net amortization on investments	1,262	840	-
Net cash provided by operating activities	55,692	(117,978)	464,253

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	219,409	10,253	68,604
Payments on shares redeemed	(130,469)	(52,260)	(533,651)
Payments on reverse repurchase agreements	(36,473)	-	-
Proceeds from sale-buyback financing transactions	6,555,656	-	-
Payments on sale-buyback financing transactions	(6,664,206)	157,047	-
Net cash provided by (used in) financing activities	(56,083)	115,040	(465,047)

NET (INCREASE) DECREASE IN CASH AND FOREIGN CURRENCY	(391)	(2,938)	(794)

CASH AND FOREIGN CURRENCY (5):
Beginning of Year	6,276	2,938	1,239
End of Year	$5,885	$-	$445

(1)	Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, on hand at the custodian bank and do not include any short-term investments. The Inflation Managed, Inflation Strategy, and Long/Short Large-Cap Portfolios have not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other portfolios have met the exemption criteria.
(2)	Cash collateral is received by the Long/Short Large-Cap Portfolio for securities on loan which is used as collateral to cover securities sold short and is therefore uninvested (see Note 8 in Notes to Financial Statements).
(3)	Interest paid by the Inflation Managed, the Inflation Strategy, and the Long/Short Large-Cap Portfolios were $2,519, $54, and $1,647, respectively.
(4)	Excludes centrally cleared swaps included in variation margin.
(5)	Includes cash (segregated for derivative investments) for the Inflation Managed, Inflation Strategy, and Long/Short Large-Cap Portfolios of $3,306, $0, and $445, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Core Income
Class I
2016	$9.66	$0.28	$0.22	$0.50	$-	$-	$-	$10.16	0.75%	0.75%	2.73%	5.24%	$6,489	69%
2015 (6)	10.00	0.19	(0.53)	(0.34)	-	-	-	9.66	0.73%	0.73%	2.87%	(3.43%)	2,318	42%
Class P
2016	9.67	0.30	0.23	0.53	-	-	-	10.20	0.55%	0.55%	2.93%	5.45%	353,033	69%
2015 (6)	10.00	0.20	(0.53)	(0.33)	-	-	-	9.67	0.55%	0.55%	2.96%	(3.30%)	390,193	42%
Diversified Bond
Class I
2016	$8.82	$0.31	$0.13	$0.44	$-	$-	$-	$9.26	0.64%	0.64%	3.33%	5.04%	$266,568	182%
2015	8.72	0.27	(0.17)	0.10	-	-	-	8.82	0.64%	0.64%	3.00%	1.05%	244,154	224%
2014	8.10	0.27	0.35	0.62	-	-	-	8.72	0.63%	0.63%	3.17%	7.69%	211,788	259%
2013	8.20	0.24	(0.34)	(0.10)	-	-	-	8.10	0.63%	0.63%	2.91%	(1.15%)	96,448	253%
2012	7.86	0.24	0.41	0.65	(0.24)	(0.07)	(0.31)	8.20	0.64%	0.64%	2.89%	8.37%	113,422	366%
Class P
2016	11.82	0.44	0.18	0.62	-	-	-	12.44	0.44%	0.44%	3.53%	5.25%	3,556,290	182%
2015	11.67	0.38	(0.23)	0.15	-	-	-	11.82	0.44%	0.44%	3.19%	1.25%	3,371,987	224%
2014	10.82	0.39	0.46	0.85	-	-	-	11.67	0.43%	0.43%	3.39%	7.91%	3,645,493	259%
2013	10.92	0.34	(0.44)	(0.10)	-	-	-	10.82	0.43%	0.43%	3.11%	(0.95%)	2,834,421	253%
2012	10.44	0.33	0.56	0.89	(0.34)	(0.07)	(0.41)	10.92	0.45%	0.45%	3.08%	8.58%	3,140,370	366%
Floating Rate Income
Class I
2016	$10.36	$0.45	$0.42	$0.87	$-	$-	$-	$11.23	0.91%	0.91%	4.20%	8.38%	$51,273	102%
2015	10.27	0.40	(0.31)	0.09	-	-	-	10.36	0.91%	0.91%	3.87%	0.86%	46,950	59%
2014	10.23	0.41	(0.37)	0.04	-	-	-	10.27	0.93%	0.93%	4.00%	0.41%	33,205	82%
2013 (7)	10.00	0.25	(0.02)	0.23	-	-	-	10.23	0.94%	0.94%	3.63%	2.28%	18,220	117%
Class P
2016	10.41	0.47	0.43	0.90	-	-	-	11.31	0.71%	0.71%	4.34%	8.60%	316,412	102%
2015	10.30	0.43	(0.32)	0.11	-	-	-	10.41	0.71%	0.71%	4.06%	1.06%	411,419	59%
2014	10.24	0.44	(0.38)	0.06	-	-	-	10.30	0.73%	0.73%	4.19%	0.61%	355,421	82%
2013 (7)	10.00	0.24	- (8)	0.24	-	-	-	10.24	0.74%	0.74%	3.62%	2.41%	267,871	117%
Floating Rate Loan
Class I
2016	$6.10	$0.25	$0.35	$0.60	$-	$-	$-	$6.70	1.04%	0.94%	3.95%	9.65%	$148,841	32%
2015	6.17	0.23	(0.30)	(0.07)	-	-	-	6.10	1.03%	0.93%	3.76%	(1.01%)	130,722	31%
2014	6.12	0.22	(0.17)	0.05	-	-	-	6.17	1.04%	0.94%	3.59%	0.84%	143,819	29%
2013	5.85	0.26	0.01	0.27	-	-	-	6.12	1.03%	0.93%	4.24%	4.53%	155,736	120%
2012	5.70	0.28	0.17	0.45	(0.30)	-	(0.30)	5.85	1.01%	0.91%	4.82%	8.10%	85,212	152%
Class P
2016	8.04	0.34	0.46	0.80	-	-	-	8.84	0.84%	0.74%	4.11%	9.86%	380,164	32%
2015	8.11	0.33	(0.40)	(0.07)	-	-	-	8.04	0.83%	0.73%	3.96%	(0.82%)	594,418	31%
2014	8.03	0.31	(0.23)	0.08	-	-	-	8.11	0.84%	0.74%	3.79%	1.04%	592,773	29%
2013	7.66	0.36	0.01	0.37	-	-	-	8.03	0.82%	0.72%	4.59%	4.74%	590,265	120%
2012	7.45	0.38	0.22	0.60	(0.39)	-	(0.39)	7.66	0.81%	0.71%	5.02%	8.31%	883,978	152%
High Yield Bond
Class I
2016	$6.47	$0.38	$0.62	$1.00	$-	$-	$-	$7.47	0.64%	0.64%	5.47%	15.37%	$320,486	54%
2015	6.79	0.39	(0.71)	(0.32)	-	-	-	6.47	0.63%	0.63%	5.66%	(4.64%)	283,940	42%
2014	6.76	0.39	(0.36)	0.03	-	-	-	6.79	0.63%	0.63%	5.65%	0.37%	349,435	55%
2013	6.31	0.39	0.06	0.45	-	-	-	6.76	0.63%	0.63%	5.94%	7.25%	387,277	107%
2012	5.87	0.40	0.48	0.88	(0.44)	-	(0.44)	6.31	0.64%	0.64%	6.52%	15.30%	399,742	98%
Class P
2016	7.04	0.43	0.67	1.10	-	-	-	8.14	0.44%	0.44%	5.70%	15.59%	568,522	54%
2015	7.37	0.44	(0.77)	(0.33)	-	-	-	7.04	0.43%	0.43%	5.86%	(4.45%)	757,568	42%
2014	7.32	0.44	(0.39)	0.05	-	-	-	7.37	0.43%	0.43%	5.85%	0.57%	748,747	55%
2013	6.82	0.43	0.07	0.50	-	-	-	7.32	0.43%	0.43%	6.14%	7.46%	847,905	107%
2012	6.34	0.45	0.51	0.96	(0.48)	-	(0.48)	6.82	0.44%	0.44%	6.75%	15.53%	899,379	98%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Inflation Managed
Class I
2016	$9.68	$0.23	$0.27	$0.50	$-	$-	$-	$10.18	0.97%	0.97%	2.29%	5.12%	$347,022	152%
2015	9.99	0.07	(0.38)	(0.31)	-	-	-	9.68	0.80%	0.80%	0.66%	(3.06%)	376,279	63%
2014	9.68	0.24	0.07	0.31	-	-	-	9.99	0.70%	0.70%	2.35%	3.11%	443,251	57%
2013	10.63	0.11	(1.06)	(0.95)	-	-	-	9.68	0.70%	0.70%	1.04%	(8.92%)	504,243	38%
2012	11.85	0.29	0.80	1.09	(0.29)	(2.02)	(2.31)	10.63	0.74%	0.74%	2.62%	9.87%	715,700	50%
Class P
2016	10.92	0.30	0.28	0.58	-	-	-	11.50	0.77%	0.77%	2.63%	5.33%	479,187	152%
2015	11.24	0.03	(0.35)	(0.32)	-	-	-	10.92	0.60%	0.60%	0.27%	(2.87%)	324,242	63%
2014	10.88	0.29	0.07	0.36	-	-	-	11.24	0.50%	0.50%	2.59%	3.32%	753,448	57%
2013	11.92	0.14	(1.18)	(1.04)	-	-	-	10.88	0.50%	0.50%	1.26%	(8.74%)	829,624	38%
2012	13.09	0.29	0.94	1.23	(0.38)	(2.02)	(2.40)	11.92	0.50%	0.50%	2.31%	10.09%	889,728	50%
Inflation Strategy
Class I
2016	$9.70	$0.04	$0.14	$0.18	$-	$-	$-	$9.88	0.66%	0.66%	0.44%	1.86%	$16,925	198%
2015	10.02	(0.07)	(0.25)	(0.32)	-	-	-	9.70	0.63%	0.63%	(0.65%)	(3.21%)	19,249	528%
2014	9.79	0.02	0.21	0.23	-	-	-	10.02	0.59%	0.59%	0.18%	2.33%	20,570	157%
2013	10.82	- (8)	(1.03)	(1.03)	-	-	-	9.79	0.59%	0.59%	0.03%	(9.47%)	19,196	142%
2012	10.33	0.06	0.51	0.57	(0.04)	(0.04)	(0.08)	10.82	0.58%	0.58%	0.55%	5.51%	24,847	152%
Class P
2016	9.88	0.06	0.14	0.20	-	-	-	10.08	0.46%	0.46%	0.61%	2.06%	210,495	198%
2015	10.18	(0.09)	(0.21)	(0.30)	-	-	-	9.88	0.42%	0.42%	(0.85%)	(3.02%)	244,407	528%
2014	9.93	0.05	0.20	0.25	-	-	-	10.18	0.39%	0.39%	0.45%	2.53%	719,358	157%
2013	10.95	0.02	(1.04)	(1.02)	-	-	-	9.93	0.39%	0.39%	0.19%	(9.28%)	947,092	142%
2012	10.44	0.07	0.53	0.60	(0.05)	(0.04)	(0.09)	10.95	0.38%	0.38%	0.66%	5.72%	1,094,266	152%
Managed Bond
Class I
2016	$11.86	$0.32	$0.02	$0.34	$-	$-	$-	$12.20	0.67%	0.67%	2.66%	2.87%	$858,051	485%
2015	11.80	0.31	(0.25)	0.06	-	-	-	11.86	0.64%	0.64%	2.56%	0.56%	918,041	459%
2014	11.29	0.22	0.29	0.51	-	-	-	11.80	0.63%	0.63%	1.86%	4.43%	1,058,000	307%
2013	11.55	0.28	(0.54)	(0.26)	-	-	-	11.29	0.63%	0.63%	2.45%	(2.21%)	1,312,512	526%
2012	10.99	0.35	0.81	1.16	(0.59)	(0.01)	(0.60)	11.55	0.64%	0.64%	3.06%	10.72%	1,514,555	662%
Class P
2016	13.00	0.38	0.02	0.40	-	-	-	13.40	0.48%	0.48%	2.85%	3.08%	2,326,067	485%
2015	12.90	0.36	(0.26)	0.10	-	-	-	13.00	0.44%	0.44%	2.77%	0.76%	2,225,069	459%
2014	12.33	0.26	0.31	0.57	-	-	-	12.90	0.43%	0.43%	2.06%	4.64%	2,399,713	307%
2013	12.58	0.33	(0.58)	(0.25)	-	-	-	12.33	0.43%	0.43%	2.65%	(2.01%)	3,261,224	526%
2012	11.97	0.41	0.88	1.29	(0.67)	(0.01)	(0.68)	12.58	0.44%	0.44%	3.27%	10.94%	3,628,143	662%
Short Duration Bond
Class I
2016	$9.55	$0.11	$0.05	$0.16	$-	$-	$-	$9.71	0.63%	0.63%	1.15%	1.69%	$419,185	112%
2015	9.52	0.10	(0.07)	0.03	-	-	-	9.55	0.63%	0.63%	1.09%	0.31%	423,794	93%
2014	9.46	0.10	(0.04)	0.06	-	-	-	9.52	0.63%	0.63%	1.02%	0.67%	405,023	52%
2013	9.42	0.09	(0.05)	0.04	-	-	-	9.46	0.63%	0.63%	0.97%	0.40%	335,971	66%
2012	9.20	0.11	0.18	0.29	(0.07)	-	(0.07)	9.42	0.64%	0.64%	1.16%	3.19%	277,735	101%
Class P
2016	9.87	0.13	0.06	0.19	-	-	-	10.06	0.43%	0.43%	1.34%	1.89%	1,234,505	112%
2015	9.82	0.12	(0.07)	0.05	-	-	-	9.87	0.43%	0.43%	1.26%	0.51%	710,833	93%
2014	9.73	0.12	(0.03)	0.09	-	-	-	9.82	0.43%	0.43%	1.22%	0.87%	1,797,519	52%
2013	9.68	0.11	(0.06)	0.05	-	-	-	9.73	0.43%	0.43%	1.17%	0.60%	1,913,056	66%
2012	9.45	0.13	0.20	0.33	(0.10)	-	(0.10)	9.68	0.44%	0.44%	1.33%	3.40%	2,177,671	101%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Emerging Markets Debt
Class I
2016	$9.30	$0.79	$0.80	$1.59	$-	$-	$-	$10.89	1.05%	1.05%	7.56%	17.02%	$21,531	73%
2015	9.74	0.63	(1.07)	(0.44)	-	-	-	9.30	1.04%	1.04%	6.42%	(4.42%)	15,366	86%
2014	10.12	0.53	(0.91)	(0.38)	-	-	-	9.74	1.03%	1.03%	5.08%	(3.83%)	17,415	85%
2013	10.82	0.49	(1.19)	(0.70)	-	-	-	10.12	1.04%	1.04%	4.76%	(6.44%)	16,148	112%
2012 (9)	10.00	0.35	0.71	1.06	(0.24)	-	(0.24)	10.82	1.03%	1.03%	4.90%	10.60%	7,809	27%
Class P
2016	9.37	0.81	0.80	1.61	-	-	-	10.98	0.85%	0.85%	7.83%	17.25%	576,440	73%
2015	9.78	0.64	(1.05)	(0.41)	-	-	-	9.37	0.84%	0.84%	6.54%	(4.23%)	826,982	86%
2014	10.15	0.55	(0.92)	(0.37)	-	-	-	9.78	0.83%	0.83%	5.28%	(3.63%)	1,200,883	85%
2013	10.83	0.52	(1.20)	(0.68)	-	-	-	10.15	0.84%	0.84%	4.97%	(6.25%)	955,108	112%
2012 (9)	10.00	0.34	0.74	1.08	(0.25)	-	(0.25)	10.83	0.84%	0.84%	4.91%	10.74%	982,590	27%
Comstock
Class I
2016	$11.43	$0.24	$1.76	$2.00	$-	$-	$-	$13.43	0.94%	0.93%	2.07%	17.50%	$267,692	16%
2015	12.17	0.16	(0.90)	(0.74)	-	-	-	11.43	0.93%	0.91%	1.37%	(6.05%)	252,449	15%
2014	11.14	0.18	0.85	1.03	-	-	-	12.17	0.93%	0.91%	1.52%	9.16%	270,783	30%
2013	8.22	0.12	2.80	2.92	-	-	-	11.14	0.92%	0.91%	1.22%	35.58%	233,172	10%
2012	7.46	0.12	1.21	1.33	(0.16)	(0.41)	(0.57)	8.22	0.92%	0.91%	1.55%	18.54%	138,115	30%
Class P
2016	12.99	0.30	2.01	2.31	-	-	-	15.30	0.74%	0.73%	2.31%	17.73%	823,679	16%
2015	13.80	0.21	(1.02)	(0.81)	-	-	-	12.99	0.73%	0.71%	1.56%	(5.86%)	971,039	15%
2014	12.62	0.23	0.95	1.18	-	-	-	13.80	0.73%	0.71%	1.79%	9.38%	1,370,737	30%
2013	9.29	0.16	3.17	3.33	-	-	-	12.62	0.72%	0.71%	1.43%	35.85%	1,582,229	10%
2012	8.39	0.16	1.35	1.51	(0.20)	(0.41)	(0.61)	9.29	0.72%	0.71%	1.74%	18.78%	1,880,180	30%
Developing Growth
Class I
2016	$11.95	($0.03)	($0.26)	($0.29)	$-	$-	$-	$11.66	0.83%	0.83%	(0.28%)	(2.46%)	$112,101	190%
2015	13.04	(0.06)	(1.03)	(1.09)	-	-	-	11.95	0.83%	0.83%	(0.47%)	(8.35%)	128,164	191%
2014	12.99	(0.06)	0.11	0.05	-	-	-	13.04	0.83%	0.83%	(0.48%)	0.37%	140,039	243%
2013	9.71	(0.04)	3.32	3.28	-	-	-	12.99	0.82%	0.82%	(0.34%)	33.87%	159,298	80%
2012	10.10	0.01	1.16	1.17	(0.01)	(1.55)	(1.56)	9.71	0.88%	0.88%	0.11%	12.87%	106,933	78%
Class P
2016	14.01	(0.02)	(0.30)	(0.32)	-	-	-	13.69	0.63%	0.63%	(0.19%)	(2.27%)	124,319	190%
2015	15.25	(0.04)	(1.20)	(1.24)	-	-	-	14.01	0.63%	0.63%	(0.25%)	(8.17%)	399,767	191%
2014	15.17	(0.04)	0.12	0.08	-	-	-	15.25	0.63%	0.63%	(0.31%)	0.57%	517,917	243%
2013	11.31	(0.02)	3.88	3.86	-	-	-	15.17	0.63%	0.63%	(0.15%)	34.13%	416,847	80%
2012	11.51	0.03	1.35	1.38	(0.03)	(1.55)	(1.58)	11.31	0.67%	0.67%	0.30%	13.09%	390,549	78%
Dividend Growth
Class I
2016	$15.10	$0.22	$1.51	$1.73	$-	$-	$-	$16.83	0.89%	0.89%	1.42%	11.46%	$362,404	25%
2015	14.79	0.17	0.14	0.31	-	-	-	15.10	0.89%	0.89%	1.15%	2.09%	315,128	23%
2014	13.19	0.15	1.45	1.60	-	-	-	14.79	0.89%	0.89%	1.11%	12.10%	313,266	24%
2013	10.14	0.14	2.91	3.05	-	-	-	13.19	0.89%	0.89%	1.16%	30.11%	261,574	18%
2012	9.21	0.15	1.17	1.32	(0.17)	(0.22)	(0.39)	10.14	0.91%	0.91%	1.55%	14.55%	181,496	20%
Class P
2016	16.47	0.28	1.65	1.93	-	-	-	18.40	0.70%	0.70%	1.62%	11.68%	461,980	25%
2015	16.10	0.22	0.15	0.37	-	-	-	16.47	0.69%	0.69%	1.32%	2.29%	372,191	23%
2014	14.33	0.20	1.57	1.77	-	-	-	16.10	0.69%	0.69%	1.31%	12.33%	727,816	24%
2013	11.00	0.17	3.16	3.33	-	-	-	14.33	0.69%	0.69%	1.35%	30.37%	631,460	18%
2012	10.00	0.18	1.28	1.46	(0.24)	(0.22)	(0.46)	11.00	0.71%	0.71%	1.68%	14.78%	635,366	20%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets				Supplemental Data
		Investment Operations				Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)		Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Equity Index
Class I
2016	$46.39	$0.93		$4.45	$5.38	$-	$-	$-	$51.77	0.28%	0.28%	1.93%		11.61%	$1,654,721	8%
2015	45.86	0.85		(0.32)	0.53	-	-	-	46.39	0.28%	0.28%	1.82%		1.14%	1,492,171	9%
2014	40.45	0.75		4.66	5.41	-	-	-	45.86	0.28%	0.28%	1.76%		13.38%	1,343,767	2%
2013	30.67	0.66		9.12	9.78	-	-	-	40.45	0.28%	0.28%	1.84%		31.92%	1,127,684	4%
2012	27.11	0.61		3.67	4.28	(0.72)	-	(0.72)	30.67	0.28%	0.28%	2.04%		15.77%	852,780	4%
Class P
2016	47.62	1.05		4.59	5.64	-	-	-	53.26	0.08%	0.08%	2.12%		11.83%	683,382	8%
2015	46.99	0.95		(0.32)	0.63	-	-	-	47.62	0.08%	0.08%	2.00%		1.34%	517,028	9%
2014	41.37	0.89		4.73	5.62	-	-	-	46.99	0.07%	0.07%	1.97%		13.60%	746,400	2%
2013	31.30	0.72		9.35	10.07	-	-	-	41.37	0.07%	0.07%	2.02%		32.18%	50,115	4%
2012	27.76	0.67		3.77	4.44	(0.90)	-	(0.90)	31.30	0.08%	0.08%	2.20%		16.00%	1,135,225	4%
Focused Growth
Class I
2016	$20.19	($0.03)		$0.50	$0.47	$-	$-	$-	$20.66	0.98%	0.98%	(0.15%)		2.35%	$135,803	58%
2015	18.34	(0.03)		1.88	1.85	-	-	-	20.19	0.97%	0.97%	(0.14%)		10.09%	156,113	59%
2014	16.66	(0.04)		1.72	1.68	-	-	-	18.34	0.97%	0.97%	(0.26%)		10.08%	122,045	52%
2013	12.48	(0.04)		4.22	4.18	-	-	-	16.66	0.98%	0.98%	(0.28%)		33.51%	125,799	60%
2012	11.28	(0.01)		2.52	2.51	-	(1.31)	(1.31)	12.48	1.07%	1.07%	(0.05%)		23.21%	113,913	21%
Class P
2016	20.39	0.01		0.52	0.53	-	-	-	20.92	0.76%	0.76%	0.07%		2.57%	18	58%
2015	18.48	0.01		1.90	1.91	-	-	-	20.39	0.76%	0.76%	0.07%		10.32%	17	59%
2014	16.76	(0.01)		1.73	1.72	-	-	-	18.48	0.75%	0.75%	(0.03%)		10.31%	16	52%
2013	12.52	(0.01)		4.25	4.24	-	-	-	16.76	0.75%	0.75%	(0.06%)		33.81%	14	60%
2012	11.30	0.02		2.51	2.53	-	(1.31)	(1.31)	12.52	0.88%	0.88%	0.14%		23.45%	11	21%
Growth
Class I
2016	$21.00	$0.02		$0.45	$0.47	$-	$-	$-	$21.47	0.78%	0.78%	0.10%		2.21%	$450,925	23%
2015	19.54	0.02		1.44	1.46	-	-	-	21.00	0.77%	0.77%	0.08%		7.46%	487,704	40%
2014	17.95	0.03		1.56	1.59	-	-	-	19.54	0.77%	0.77%	0.14%		8.88%	484,052	43%
2013	13.37	0.03		4.55	4.58	-	-	-	17.95	0.78%	0.78%	0.23%		34.21%	499,654	99%
2012	17.78	0.11		2.46	2.57	(0.13)	(6.85)	(6.98)	13.37	0.80%	0.80%	0.75%		18.24%	422,736	44%
Class P
2016	22.53	0.07		0.47	0.54	-	-	-	23.07	0.58%	0.58%	0.29%		2.42%	528,725	23%
2015	20.92	0.06		1.55	1.61	-	-	-	22.53	0.58%	0.58%	0.28%		7.68%	658,081	40%
2014	19.18	0.07		1.67	1.74	-	-	-	20.92	0.58%	0.58%	0.35%		9.09%	624,674	43%
2013	14.26	0.07		4.85	4.92	-	-	-	19.18	0.58%	0.58%	0.39%		34.48%	528,480	99%
2012	18.61	0.11		2.64	2.75	(0.25)	(6.85)	(7.10)	14.26	0.59%	0.59%	0.58%		18.45%	90,112	44%
Large-Cap Growth
Class I
2016	$8.17	($0.01)		$0.05	$0.04	$-	$-	$-	$8.21	0.94%	0.90%	(0.12%)		0.51%	$174,148	85%
2015	7.70	(0.02)		0.49	0.47	-	-	-	8.17	0.93%	0.89%	(0.20%)		6.09%	210,294	70%
2014	7.10	(0.01)		0.61	0.60	-	-	-	7.70	0.93%	0.89%	(0.17%)		8.43%	178,564	111%
2013	5.17	0.01		1.92	1.93	-	-	-	7.10	0.93%	0.81%	0.21%		37.48%	173,017	222%
2012	5.29	(-	) (8)	0.89	0.89	- (8)	(1.01)	(1.01)	5.17	0.94%	0.91%	(0.07%)		18.23%	142,837	78%
Class P
2016	9.56	0.01		0.06	0.07	-	-	-	9.63	0.74%	0.70%	0.08%		0.71%	768,176	85%
2015	9.00	(-	) (8)	0.56	0.56	-	-	-	9.56	0.73%	0.69%	(-	%) (8)	6.30%	995,060	70%
2014	8.28	-	(8)	0.72	0.72	-	-	-	9.00	0.73%	0.69%	0.02%		8.65%	1,137,017	111%
2013	6.01	0.03		2.24	2.27	-	-	-	8.28	0.73%	0.61%	0.40%		37.75%	1,105,979	222%
2012	6.00	0.01		1.01	1.02	- (8)	(1.01)	(1.01)	6.01	0.74%	0.71%	0.13%		18.47%	1,139,880	78%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets					Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)		Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Large-Cap Value
Class I
2016	$17.20	$0.26	$1.95	$2.21	$-	$-	$-	$19.41	0.83%		0.83%		1.48%	12.87%	$371,901	12%
2015	17.73	0.24	(0.77)	(0.53)	-	-	-	17.20	0.82%		0.82%		1.38%	(2.99%)	370,309	9%
2014	15.90	0.35	1.48	1.83	-	-	-	17.73	0.82%		0.82%		2.10%	11.50%	402,160	23%
2013	12.02	0.22	3.66	3.88	-	-	-	15.90	0.82%		0.82%		1.58%	32.26%	390,559	8%
2012	10.82	0.22	1.52	1.74	(0.24)	(0.30)	(0.54)	12.02	0.82%		0.82%		1.87%	16.40%	308,064	25%
Class P
2016	18.76	0.33	2.13	2.46	-	-	-	21.22	0.63%		0.63%		1.69%	13.09%	1,671,640	12%
2015	19.30	0.30	(0.84)	(0.54)	-	-	-	18.76	0.62%		0.62%		1.57%	(2.79%)	1,516,950	9%
2014	17.28	0.42	1.60	2.02	-	-	-	19.30	0.62%		0.62%		2.35%	11.72%	1,982,893	23%
2013	13.04	0.27	3.97	4.24	-	-	-	17.28	0.61%		0.61%		1.77%	32.52%	2,109,161	8%
2012	11.74	0.26	1.66	1.92	(0.32)	(0.30)	(0.62)	13.04	0.62%		0.62%		2.07%	16.64%	2,530,007	25%
Long/Short Large-Cap
Class I
2016	$10.72	$0.03	$0.95	$0.98	$-	$-	$-	$11.70	2.20	% (10)	2.18	% (10)	0.27%	9.18%	$55,077	195	% (10)
2015	11.03	0.03	(0.34)	(0.31)	-	-	-	10.72	2.15	% (10)	2.10	% (10)	0.26%	(2.82%)	58,661	230	% (10)
2014	9.55	0.05	1.43	1.48	-	-	-	11.03	2.24	% (10)	2.19	% (10)	0.54%	15.52%	70,759	212	% (10)
2013	7.06	0.03	2.46	2.49	-	-	-	9.55	2.15	% (10)	2.10	% (10)	0.38%	35.13%	44,943	139	% (10)
2012	7.05	0.04	1.10	1.14	(0.06)	(1.07)	(1.13)	7.06	2.25	% (10)	2.23	% (10)	0.62%	18.09%	31,373	138	% (10)
Class P
2016	14.30	0.06	1.29	1.35	-	-	-	15.65	2.00	% (10)	1.98	% (10)	0.44%	9.40%	743,588	195	% (10)
2015	14.69	0.07	(0.46)	(0.39)	-	-	-	14.30	1.95	% (10)	1.90	% (10)	0.46%	(2.63%)	1,146,002	230	% (10)
2014	12.69	0.09	1.91	2.00	-	-	-	14.69	2.05	% (10)	2.00	% (10)	0.66%	15.75%	1,449,336	212	% (10)
2013	9.37	0.06	3.26	3.32	-	-	-	12.69	1.95	% (10)	1.90	% (10)	0.58%	35.40%	1,425,897	139	% (10)
2012	9.01	0.08	1.44	1.52	(0.09)	(1.07)	(1.16)	9.37	2.03	% (10)	2.02	% (10)	0.81%	18.32%	1,382,406	138	% (10)
Main Street Core
Class I
2016	$29.56	$0.46	$3.03	$3.49	$-	$-	$-	$33.05	0.68%		0.68%		1.51%	11.83%	$565,181	29%
2015	28.60	0.35	0.61	0.96	-	-	-	29.56	0.67%		0.67%		1.21%	3.35%	551,063	44%
2014	25.81	0.26	2.53	2.79	-	-	-	28.60	0.67%		0.67%		0.95%	10.82%	588,564	52%
2013	19.58	0.22	6.01	6.23	-	-	-	25.81	0.67%		0.67%		0.96%	31.77%	627,303	53%
2012	17.71	0.23	2.70	2.93	(0.20)	(0.86)	(1.06)	19.58	0.69%		0.69%		1.19%	17.02%	537,634	48%
Class P
2016	32.70	0.57	3.37	3.94	-	-	-	36.64	0.48%		0.48%		1.69%	12.05%	736,645	29%
2015	31.57	0.45	0.68	1.13	-	-	-	32.70	0.47%		0.47%		1.40%	3.56%	829,214	44%
2014	28.44	0.34	2.79	3.13	-	-	-	31.57	0.48%		0.48%		1.15%	11.04%	1,002,331	52%
2013	21.54	0.28	6.62	6.90	-	-	-	28.44	0.47%		0.47%		1.16%	32.03%	927,847	53%
2012	19.43	0.29	2.97	3.26	(0.29)	(0.86)	(1.15)	21.54	0.49%		0.49%		1.39%	17.25%	905,292	48%
Mid-Cap Equity
Class I
2016	$14.34	$0.14	$2.50	$2.64	$-	$-	$-	$16.98	0.88%		0.88%		0.95%	18.42%	$327,162	133%
2015	14.12	0.15	0.07	0.22	-	-	-	14.34	0.87%		0.87%		1.01%	1.57%	302,950	165%
2014	13.55	0.03	0.54	0.57	-	-	-	14.12	0.87%		0.87%		0.23%	4.23%	310,609	155%
2013	9.95	0.07	3.53	3.60	-	-	-	13.55	0.87%		0.87%		0.59%	36.21%	343,953	202%
2012	11.87	0.06	0.69	0.75	(0.07)	(2.60)	(2.67)	9.95	0.92%		0.92%		0.55%	7.35%	295,015	103%
Class P
2016	17.56	0.20	3.08	3.28	-	-	-	20.84	0.68%		0.68%		1.10%	18.66%	753,255	133%
2015	17.26	0.20	0.10	0.30	-	-	-	17.56	0.68%		0.68%		1.13%	1.77%	543,913	165%
2014	16.52	0.07	0.67	0.74	-	-	-	17.26	0.68%		0.68%		0.43%	4.43%	749,099	155%
2013	12.11	0.11	4.30	4.41	-	-	-	16.52	0.67%		0.67%		0.79%	36.48%	859,859	202%
2012	13.91	0.09	0.83	0.92	(0.12)	(2.60)	(2.72)	12.11	0.72%		0.72%		0.68%	7.55%	776,168	103%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Mid-Cap Growth
Class I
2016	$9.74	$0.03		$0.58	$0.61	$-	$-	$-	$10.35	0.93%	0.90%	0.26%	6.27%	$231,917	26%
2015	10.33	0.02		(0.61)	(0.59)	-	-	-	9.74	0.93%	0.88%	0.23%	(5.73%)	245,837	42%
2014	9.52	-	(8)	0.81	0.81	-	-	-	10.33	0.92%	0.87%	0.02%	8.49%	264,349	47%
2013	7.15	(0.02)		2.39	2.37	-	-	-	9.52	0.92%	0.91%	(0.19%)	33.09%	245,303	136%
2012	8.71	0.03		0.56	0.59	(0.03)	(2.12)	(2.15)	7.15	0.96%	0.96%	0.43%	7.49%	189,423	28%
Class P
2016	10.61	0.05		0.64	0.69	-	-	-	11.30	0.73%	0.70%	0.42%	6.48%	198,792	26%
2015	11.23	0.04		(0.66)	(0.62)	-	-	-	10.61	0.73%	0.68%	0.36%	(5.54%)	333,931	42%
2014	10.33	0.02		0.88	0.90	-	-	-	11.23	0.73%	0.68%	0.22%	8.71%	608,508	47%
2013	7.75	-	(8)	2.58	2.58	-	-	-	10.33	0.73%	0.72%	0.01%	33.35%	602,439	136%
2012	9.26	0.05		0.60	0.65	(0.04)	(2.12)	(2.16)	7.75	0.76%	0.76%	0.56%	7.71%	526,318	28%
Mid-Cap Value
Class I
2016	$13.88	$0.15		$1.97	$2.12	$-	$-	$-	$16.00	0.92%	0.92%	1.07%	15.29%	$101,566	50%
2015	13.93	0.13		(0.18)	(0.05)	-	-	-	13.88	0.92%	0.92%	0.95%	(0.37%)	88,003	133%
2014	13.08	0.11		0.74	0.85	-	-	-	13.93	0.91%	0.91%	0.77%	6.49%	93,649	68%
2013	9.77	0.08		3.23	3.31	-	-	-	13.08	0.91%	0.91%	0.72%	33.89%	102,297	62%
2012	9.52	0.09		1.18	1.27	(0.10)	(0.92)	(1.02)	9.77	0.91%	0.91%	0.91%	14.49%	46,795	154%
Class P
2016	20.39	0.27		2.90	3.17	-	-	-	23.56	0.72%	0.72%	1.27%	15.52%	1,452,622	50%
2015	20.43	0.23		(0.27)	(0.04)	-	-	-	20.39	0.72%	0.72%	1.13%	(0.17%)	948,687	133%
2014	19.15	0.20		1.08	1.28	-	-	-	20.43	0.71%	0.71%	0.99%	6.71%	1,243,409	68%
2013	14.27	0.15		4.73	4.88	-	-	-	19.15	0.71%	0.71%	0.87%	34.16%	1,278,675	62%
2012	13.47	0.15		1.72	1.87	(0.15)	(0.92)	(1.07)	14.27	0.71%	0.71%	1.11%	14.72%	1,324,858	154%
Small-Cap Equity
Class I
2016	$14.80	$0.17		$4.34	$4.51	$-	$-	$-	$19.31	0.99%	0.89%	1.04%	30.42%	$91,309	28%
2015	16.07	0.16		(1.43)	(1.27)	-	-	-	14.80	0.99%	0.89%	1.02%	(7.88%)	54,396	39%
2014	15.80	0.13		0.14	0.27	-	-	-	16.07	0.99%	0.89%	0.85%	1.71%	62,927	20%
2013	11.66	0.13		4.01	4.14	-	-	-	15.80	0.98%	0.88%	0.95%	35.45%	64,302	17%
2012	10.82	0.18		1.45	1.63	(0.20)	(0.59)	(0.79)	11.66	0.99%	0.96%	1.61%	15.93%	41,681	61%
Class P
2016	19.19	0.25		5.63	5.88	-	-	-	25.07	0.79%	0.69%	1.22%	30.68%	502,686	28%
2015	20.79	0.25		(1.85)	(1.60)	-	-	-	19.19	0.79%	0.69%	1.23%	(7.70%)	532,983	39%
2014	20.39	0.20		0.20	0.40	-	-	-	20.79	0.79%	0.69%	1.00%	1.91%	532,030	20%
2013	15.03	0.20		5.16	5.36	-	-	-	20.39	0.78%	0.68%	1.13%	35.72%	973,694	17%
2012	13.75	0.26		1.87	2.13	(0.26)	(0.59)	(0.85)	15.03	0.80%	0.76%	1.82%	16.16%	960,414	61%
Small-Cap Growth
Class P
2016 (11)	$10.00	$-		$1.08	$1.08	$-	$-	$-	$11.08	0.87%	0.87%	0.04%	10.78%	$184,148	8%
Small-Cap Index
Class I
2016	$17.04	$0.20		$3.32	$3.52	$-	$-	$-	$20.56	0.53%	0.53%	1.11%	20.66%	$480,651	18%
2015	17.92	0.17		(1.05)	(0.88)	-	-	-	17.04	0.53%	0.53%	0.93%	(4.93%)	399,538	25%
2014	17.17	0.15		0.60	0.75	-	-	-	17.92	0.53%	0.53%	0.87%	4.39%	447,156	14%
2013	12.42	0.14		4.61	4.75	-	-	-	17.17	0.53%	0.53%	0.94%	38.28%	503,573	13%
2012	10.99	0.19		1.56	1.75	(0.13)	(0.19)	(0.32)	12.42	0.57%	0.57%	1.58%	16.13%	377,576	23%
Class P
2016	17.16	0.24		3.35	3.59	-	-	-	20.75	0.33%	0.33%	1.33%	20.90%	703,619	18%
2015	18.01	0.21		(1.06)	(0.85)	-	-	-	17.16	0.33%	0.33%	1.16%	(4.74%)	394,588	25%
2014	17.22	0.18		0.61	0.79	-	-	-	18.01	0.34%	0.34%	1.05%	4.59%	181,020	14%
2013	12.43	0.16		4.63	4.79	-	-	-	17.22	0.33%	0.33%	1.11%	38.55%	300,438	13%
2012	11.03	0.26		1.51	1.77	(0.18)	(0.19)	(0.37)	12.43	0.38%	0.38%	2.20%	16.37%	368,509	23%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Small-Cap Value
Class I
2016	$15.21	$0.03	$4.47	$4.50	$-	$-	$-	$19.71	0.98%	0.98%	0.21%	29.60%	$234,182	64%
2015	15.90	0.15	(0.84)	(0.69)	-	-	-	15.21	0.98%	0.98%	0.92%	(4.34%)	184,728	86%
2014	15.05	0.22	0.63	0.85	-	-	-	15.90	0.98%	0.98%	1.44%	5.64%	207,213	74%
2013	11.36	0.19	3.50	3.69	-	-	-	15.05	0.98%	0.98%	1.43%	32.49%	213,121	27%
2012	11.80	0.22	0.93	1.15	(0.23)	(1.36)	(1.59)	11.36	1.02%	1.02%	1.94%	11.09%	159,284	29%
Class P
2016	18.40	0.08	5.42	5.50	-	-	-	23.90	0.78%	0.78%	0.41%	29.85%	420,665	64%
2015	19.20	0.21	(1.01)	(0.80)	-	-	-	18.40	0.78%	0.78%	1.10%	(4.15%)	261,296	86%
2014	18.14	0.30	0.76	1.06	-	-	-	19.20	0.78%	0.78%	1.60%	5.85%	527,400	74%
2013	13.66	0.26	4.22	4.48	-	-	-	18.14	0.78%	0.78%	1.64%	32.75%	326,430	27%
2012	13.93	0.30	1.10	1.40	(0.31)	(1.36)	(1.67)	13.66	0.82%	0.82%	2.16%	11.31%	332,371	29%
Value Advantage
Class I
2016	$12.71	$0.19	$1.90	$2.09	$-	$-	$-	$14.80	0.89%	0.89%	1.44%	16.49%	$28,573	28%
2015	13.33	0.16	(0.78)	(0.62)	-	-	-	12.71	0.88%	0.88%	1.21%	(4.69%)	17,516	30%
2014	11.68	0.19	1.46	1.65	-	-	-	13.33	0.89%	0.89%	1.48%	14.14%	23,660	28%
2013 (7)	10.00	0.10	1.58	1.68	-	-	-	11.68	0.88%	0.88%	1.33%	16.80%	3,717	29%
Class P
2016	12.78	0.22	1.91	2.13	-	-	-	14.91	0.69%	0.69%	1.65%	16.72%	1,216,120	28%
2015	13.38	0.19	(0.79)	(0.60)	-	-	-	12.78	0.68%	0.68%	1.44%	(4.50%)	977,776	30%
2014	11.70	0.24	1.44	1.68	-	-	-	13.38	0.68%	0.68%	1.96%	14.37%	861,261	28%
2013 (7)	10.00	0.11	1.59	1.70	-	-	-	11.70	0.69%	0.69%	1.55%	16.96%	838,944	29%
Emerging Markets
Class I
2016	$12.99	$0.08	$0.76	$0.84	$-	$-	$-	$13.83	1.07%	1.07%	0.57%	6.46%	$337,690	33%
2015	15.08	0.09	(2.18)	(2.09)	-	-	-	12.99	1.06%	1.06%	0.64%	(13.84%)	321,829	37%
2014	15.91	0.11	(0.94)	(0.83)	-	-	-	15.08	1.06%	1.06%	0.72%	(5.22%)	396,452	40%
2013	14.63	0.09	1.19	1.28	-	-	-	15.91	1.06%	1.06%	0.63%	8.75%	455,310	45%
2012	13.68	0.11	2.57	2.68	(0.11)	(1.62)	(1.73)	14.63	1.06%	1.06%	0.74%	21.52%	448,318	31%
Class P
2016	13.37	0.11	0.79	0.90	-	-	-	14.27	0.87%	0.87%	0.79%	6.68%	1,498,659	33%
2015	15.49	0.12	(2.24)	(2.12)	-	-	-	13.37	0.86%	0.86%	0.85%	(13.67%)	1,093,984	37%
2014	16.31	0.15	(0.97)	(0.82)	-	-	-	15.49	0.86%	0.86%	0.93%	(5.03%)	1,320,811	40%
2013	14.97	0.13	1.21	1.34	-	-	-	16.31	0.86%	0.86%	0.82%	8.96%	1,344,341	45%
2012	13.95	0.14	2.63	2.77	(0.13)	(1.62)	(1.75)	14.97	0.86%	0.86%	0.95%	21.77%	1,107,566	31%
International Large-Cap
Class I
2016	$7.53	$0.10	($0.10)	$-	$-	$-	$-	$7.53	1.00%	1.00%	1.42%	(0.08%)	$499,395	17%
2015	7.57	0.10	(0.14)	(0.04)	-	-	-	7.53	1.00%	1.00%	1.29%	(0.44%)	474,052	16%
2014	7.97	0.13	(0.53)	(0.40)	-	-	-	7.57	1.00%	1.00%	1.61%	(5.02%)	481,317	16%
2013	6.73	0.09	1.15	1.24	-	-	-	7.97	1.00%	1.00%	1.26%	18.42%	518,064	18%
2012	5.57	0.10	1.16	1.26	(0.10)	-	(0.10)	6.73	1.00%	1.00%	1.62%	22.53%	430,048	23%
Class P
2016	8.05	0.14	(0.13)	0.01	-	-	-	8.06	0.80%	0.80%	1.75%	0.12%	1,406,106	17%
2015	8.07	0.13	(0.15)	(0.02)	-	-	-	8.05	0.80%	0.80%	1.49%	(0.24%)	1,748,080	16%
2014	8.48	0.14	(0.55)	(0.41)	-	-	-	8.07	0.80%	0.80%	1.68%	(4.83%)	1,959,210	16%
2013	7.15	0.12	1.21	1.33	-	-	-	8.48	0.80%	0.80%	1.54%	18.66%	1,166,770	18%
2012	5.94	0.13	1.22	1.35	(0.14)	-	(0.14)	7.15	0.80%	0.80%	1.96%	22.78%	1,572,347	23%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
International Small-Cap
Class I
2016	$8.44	$0.10	$0.19	$0.29	$-	$-	$-	$8.73	1.09%	1.08%	1.16%	3.42%	$74,989	51%
2015	7.93	0.11	0.40	0.51	-	-	-	8.44	1.08%	1.06%	1.33%	6.43%	76,538	52%
2014	8.12	0.13	(0.32)	(0.19)	-	-	-	7.93	1.08%	1.06%	1.60%	(2.42%)	57,344	50%
2013	6.34	0.11	1.67	1.78	-	-	-	8.12	1.08%	1.06%	1.56%	28.09%	57,641	54%
2012	5.45	0.13	0.93	1.06	(0.17)	-	(0.17)	6.34	1.09%	1.07%	2.19%	19.44%	44,592	57%
Class P
2016	11.56	0.17	0.25	0.42	-	-	-	11.98	0.89%	0.88%	1.48%	3.63%	1,079,140	51%
2015	10.84	0.18	0.54	0.72	-	-	-	11.56	0.88%	0.86%	1.54%	6.64%	1,498,265	52%
2014	11.09	0.20	(0.45)	(0.25)	-	-	-	10.84	0.88%	0.86%	1.80%	(2.22%)	1,157,354	50%
2013	8.64	0.17	2.28	2.45	-	-	-	11.09	0.88%	0.86%	1.77%	28.34%	1,371,136	54%
2012	7.38	0.19	1.26	1.45	(0.19)	-	(0.19)	8.64	0.89%	0.87%	2.39%	19.68%	1,171,915	57%
International Value
Class I
2016	$10.28	$0.24	$0.07	$0.31	$-	$-	$-	$10.59	0.90%	0.90%	2.45%	2.98%	$266,742	59%
2015	10.56	0.18	(0.46)	(0.28)	-	-	-	10.28	0.89%	0.89%	1.65%	(2.63%)	289,713	74%
2014	11.81	0.44	(1.69)	(1.25)	-	-	-	10.56	0.89%	0.89%	3.82%	(10.54%)	302,892	82%
2013	9.70	0.22	1.89	2.11	-	-	-	11.81	0.88%	0.88%	2.06%	21.68%	354,712	51%
2012	8.52	0.27	1.23	1.50	(0.32)	-	(0.32)	9.70	0.89%	0.89%	3.01%	17.82%	316,519	68%
Class P
2016	11.45	0.29	0.08	0.37	-	-	-	11.82	0.70%	0.70%	2.60%	3.18%	793,592	59%
2015	11.74	0.23	(0.52)	(0.29)	-	-	-	11.45	0.69%	0.69%	1.87%	(2.44%)	761,986	74%
2014	13.10	0.48	(1.84)	(1.36)	-	-	-	11.74	0.69%	0.69%	3.83%	(10.37%)	1,070,076	82%
2013	10.74	0.27	2.09	2.36	-	-	-	13.10	0.68%	0.68%	2.30%	21.92%	918,931	51%
2012	9.46	0.32	1.36	1.68	(0.40)	-	(0.40)	10.74	0.69%	0.69%	3.18%	18.05%	1,222,391	68%
Health Sciences
Class I
2016	$30.65	$0.02	($1.85)	($1.83)	$-	$-	$-	$28.82	1.13%	1.13%	0.08%	(5.97%)	$318,388	48%
2015	27.97	(0.04)	2.72	2.68	-	-	-	30.65	1.13%	1.13%	(0.14%)	9.59%	401,444	54%
2014	22.46	(0.06)	5.57	5.51	-	-	-	27.97	1.13%	1.13%	(0.25%)	24.53%	342,433	93%
2013	14.35	(0.10)	8.21	8.11	-	-	-	22.46	1.13%	1.13%	(0.51%)	56.49%	267,985	57%
2012	12.06	(0.06)	3.10	3.04	-	(0.75)	(0.75)	14.35	1.15%	1.15%	(0.45%)	25.68%	156,854	61%
Class P
2016	33.37	0.09	(2.02)	(1.93)	-	-	-	31.44	0.92%	0.92%	0.29%	(5.77%)	24	48%
2015	30.39	0.02	2.96	2.98	-	-	-	33.37	0.92%	0.92%	0.07%	9.82%	26	54%
2014	24.35	(0.01)	6.05	6.04	-	-	-	30.39	0.91%	0.91%	(0.04%)	24.80%	24	93%
2013	15.53	(0.06)	8.88	8.82	-	-	-	24.35	0.91%	0.91%	(0.30%)	56.82%	19	57%
2012	12.97	(0.04)	3.35	3.31	-	(0.75)	(0.75)	15.53	0.95%	0.95%	(0.24%)	25.93%	12	61%
Real Estate
Class I
2016	$22.01	$0.59	$0.86	$1.45	$-	$-	$-	$23.46	1.06%	1.06%	2.59%	6.59%	$313,208	21%
2015	21.68	0.34	(0.01)	0.33	-	-	-	22.01	1.05%	1.05%	1.58%	1.52%	318,919	35%
2014	16.60	0.32	4.76	5.08	-	-	-	21.68	1.05%	1.05%	1.68%	30.59%	374,485	29%
2013	16.32	0.29	(0.01)	0.28	-	-	-	16.60	1.05%	1.05%	1.72%	1.71%	281,028	18%
2012	14.90	0.20	2.17	2.37	(0.19)	(0.76)	(0.95)	16.32	1.08%	1.08%	1.27%	16.21%	282,777	31%
Class P
2016	22.82	0.64	0.92	1.56	-	-	-	24.38	0.86%	0.86%	2.69%	6.80%	370,544	21%
2015	22.44	0.45	(0.07)	0.38	-	-	-	22.82	0.85%	0.85%	2.00%	1.72%	475,537	35%
2014	17.15	0.29	5.00	5.29	-	-	-	22.44	0.85%	0.85%	1.50%	30.85%	498,308	29%
2013	16.83	0.34	(0.02)	0.32	-	-	-	17.15	0.85%	0.85%	1.90%	1.92%	797,151	18%
2012	15.33	0.32	2.16	2.48	(0.22)	(0.76)	(0.98)	16.83	0.88%	0.88%	1.90%	16.44%	832,686	31%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Technology
Class I
2016	$5.48	($0.03)	($0.33)	($0.36)	$-	$-	$-	$5.12	1.16%	1.16%	(0.53%)	(6.61%)	$87,182	104%
2015	5.65	(0.04)	(0.13)	(0.17)	-	-	-	5.48	1.14%	1.14%	(0.61%)	(3.04%)	99,742	26%
2014	5.15	(0.03)	0.53	0.50	-	-	-	5.65	1.14%	1.14%	(0.52%)	9.85%	93,793	135%
2013	4.20	(0.02)	0.97	0.95	-	-	-	5.15	1.14%	1.14%	(0.39%)	22.50%	82,990	68%
2012	4.30	(0.02)	0.32	0.30	-	(0.40)	(0.40)	4.20	1.16%	1.16%	(0.49%)	7.14%	68,148	78%
Class P
2016	6.89	(0.02)	(0.42)	(0.44)	-	-	-	6.45	0.94%	0.94%	(0.32%)	(6.41%)	12	104%
2015	7.10	(0.03)	(0.18)	(0.21)	-	-	-	6.89	0.93%	0.93%	(0.40%)	(2.84%)	13	26%
2014	6.45	(0.02)	0.67	0.65	-	-	-	7.10	0.93%	0.93%	(0.31%)	10.09%	13	135%
2013	5.25	(0.01)	1.21	1.20	-	-	-	6.45	0.92%	0.92%	(0.17%)	22.77%	12	68%
2012	5.27	(0.02)	0.40	0.38	-	(0.40)	(0.40)	5.25	0.95%	0.95%	(0.27%)	7.36%	10	78%
Currency Strategies
Class I
2016	$10.77	($0.07)	$0.60	$0.53	$-	$-	$-	$11.30	0.90%	0.90%	(0.66%)	4.88%	$5,226	42%
2015	10.61	(0.07)	0.23	0.16	-	-	-	10.77	0.89%	0.89%	(0.72%)	1.43%	3,997	45%
2014	10.26	(0.08)	0.43	0.35	-	-	-	10.61	0.89%	0.89%	(0.75%)	3.53%	4,526	57%
2013	9.89	(0.07)	0.44	0.37	-	-	-	10.26	0.88%	0.88%	(0.70%)	3.72%	2,614	73%
2012 (12)	10.00	(0.02)	(0.09)	(0.11)	-	-	-	9.89	0.88%	0.88%	(0.70%)	(1.14%)	224	0%
Class P
2016	10.84	(0.05)	0.60	0.55	-	-	-	11.39	0.70%	0.70%	(0.46%)	5.09%	1,092,323	42%
2015	10.66	(0.05)	0.23	0.18	-	-	-	10.84	0.69%	0.69%	(0.52%)	1.63%	1,286,284	45%
2014	10.28	(0.06)	0.44	0.38	-	-	-	10.66	0.69%	0.69%	(0.56%)	3.74%	1,729,685	57%
2013	9.89	(0.05)	0.44	0.39	-	-	-	10.28	0.68%	0.68%	(0.50%)	3.93%	1,428,683	73%
2012 (12)	10.00	(0.01)	(0.10)	(0.11)	-	-	-	9.89	0.68%	0.68%	(0.50%)	(1.09%)	1,458,137	0%
Diversified Alternatives
Class I
2016	$9.99	($0.05)	$0.60	$0.55	$-	$-	$-	$10.54	4.85%	0.50%	(0.50%)	5.50%	$2,953	19%
2015 (13)	10.00	(0.01)	- (8)	(0.01)	-	-	-	9.99	2.47%	0.50%	(0.50%)	(0.08%)	2,024	0	% (14)
Equity Long/Short
Class I
2016	$11.57	($0.12)	$1.42	$1.30	$-	$-	$-	$12.87	1.40%	1.25%	(1.04%)	11.28%	$20,446	0%
2015 (6)	10.00	(0.09)	1.66	1.57	-	-	-	11.57	1.41%	1.26%	(1.20%)	15.67%	15,026	0%
Class P
2016	11.58	(0.10)	1.43	1.33	-	-	-	12.91	1.20%	1.05%	(0.85%)	11.50%	1,181,395	0%
2015 (6)	10.00	(0.07)	1.65	1.58	-	-	-	11.58	1.19%	1.04%	(1.00%)	15.82%	1,321,744	0%
Global Absolute Return
Class I
2016	$10.75	$0.55	($0.06)	$0.49	$-	$-	$-	$11.24	1.13%	1.13%	5.05%	4.65%	$13,989	79%
2015	10.46	0.55	(0.26)	0.29	-	-	-	10.75	1.12%	1.12%	5.14%	2.69%	14,083	93%
2014	9.87	0.48	0.11	0.59	-	-	-	10.46	1.15%	1.15%	4.70%	6.03%	10,686	127%
2013	9.98	0.35	(0.46)	(0.11)	-	-	-	9.87	1.09%	1.09%	3.53%	(1.15%)	7,240	93%
2012 (12)	10.00	0.06	(0.08)	(0.02)	-	-	-	9.98	1.07%	1.07%	2.44%	(0.20%)	923	45%
Class P
2016	10.82	0.58	(0.06)	0.52	-	-	-	11.34	0.93%	0.93%	5.23%	4.85%	827,690	79%
2015	10.51	0.58	(0.27)	0.31	-	-	-	10.82	0.92%	0.92%	5.36%	2.89%	1,117,228	93%
2014	9.89	0.49	0.13	0.62	-	-	-	10.51	0.95%	0.95%	4.82%	6.24%	1,534,502	127%
2013	9.99	0.36	(0.46)	(0.10)	-	-	-	9.89	0.88%	0.88%	3.59%	(0.95%)	1,936,490	93%
2012 (12)	10.00	0.05	(0.06)	(0.01)	-	-	-	9.99	0.86%	0.86%	2.10%	(0.15%)	2,029,821	45%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Dynamix-Conservative Growth
Class I
2016	$13.32	($0.05)	$0.96	$0.91	$-	$-	$-	$14.23	0.42%	0.37%	(0.37%)	6.84%	$522,146	8%
2015	13.47	(0.05)	(0.10)	(0.15)	-	-	-	13.32	0.42%	0.38%	(0.38%)	(1.10%)	458,930	9%
2014	12.76	(0.05)	0.76	0.71	-	-	-	13.47	0.42%	0.38%	(0.38%)	5.50%	441,650	11%
2013	11.67	(0.05)	1.14	1.09	-	-	-	12.76	0.42%	0.38%	(0.38%)	9.39%	342,779	9%
2012	11.26	0.22	0.81	1.03	(0.16)	(0.46)	(0.62)	11.67	0.43%	0.39%	1.88%	9.42%	248,916	6%
Pacific Dynamix-Moderate Growth
Class I
2016	$15.87	($0.06)	$1.40	$1.34	$-	$-	$-	$17.21	0.42%	0.37%	(0.37%)	8.45%	$2,022,205	5%
2015	16.16	(0.06)	(0.23)	(0.29)	-	-	-	15.87	0.41%	0.37%	(0.37%)	(1.85%)	1,793,442	2%
2014	15.32	(0.06)	0.90	0.84	-	-	-	16.16	0.42%	0.37%	(0.37%)	5.53%	1,580,279	6%
2013	13.32	(0.05)	2.05	2.00	-	-	-	15.32	0.42%	0.37%	(0.37%)	14.95%	1,151,519	3%
2012	12.32	0.27	1.15	1.42	(0.19)	(0.23)	(0.42)	13.32	0.42%	0.37%	2.08%	11.74%	644,608	2%
Pacific Dynamix-Growth
Class I
2016	$16.88	($0.06)	$1.78	$1.72	$-	$-	$-	$18.60	0.42%	0.37%	(0.37%)	10.17%	$624,976	10%
2015	17.30	(0.06)	(0.36)	(0.42)	-	-	-	16.88	0.42%	0.37%	(0.37%)	(2.45%)	574,532	6%
2014	16.41	(0.06)	0.95	0.89	-	-	-	17.30	0.42%	0.37%	(0.37%)	5.43%	524,769	8%
2013	13.57	(0.05)	2.89	2.84	-	-	-	16.41	0.42%	0.36%	(0.36%)	20.98%	418,668	6%
2012	12.52	0.20	1.49	1.69	(0.18)	(0.46)	(0.64)	13.57	0.42%	0.36%	1.48%	13.76%	264,131	10%
Portfolio Optimization Conservative
Class I
2016	$11.28	($0.04)	$0.69	$0.65	$-	$-	$-	$11.93	0.32%	0.32%	(0.32%)	5.83%	$2,019,885	29%
2015	11.28	(0.04)	0.04	-	-	-	-	11.28	0.31%	0.31%	(0.31%)	(0.03%)	2,119,782	19%
2014	10.91	(0.04)	0.41	0.37	-	-	-	11.28	0.31%	0.31%	(0.31%)	3.39%	2,422,841	13%
2013	10.59	(0.03)	0.35	0.32	-	-	-	10.91	0.31%	0.28%	(0.28%)	3.04%	2,838,674	8%
2012	9.86	0.28	0.72	1.00	(0.26)	(0.01)	(0.27)	10.59	0.31%	0.21%	2.69%	10.11%	3,773,295	42%
Portfolio Optimization Moderate-Conservative
Class I
2016	$11.74	($0.04)	$0.84	$0.80	$-	$-	$-	$12.54	0.32%	0.32%	(0.32%)	6.78%	$3,501,918	16%
2015	11.79	(0.04)	(0.01)	(0.05)	-	-	-	11.74	0.31%	0.31%	(0.31%)	(0.41%)	3,704,156	17%
2014	11.34	(0.04)	0.49	0.45	-	-	-	11.79	0.31%	0.31%	(0.31%)	4.03%	4,196,686	17%
2013	10.48	(0.03)	0.89	0.86	-	-	-	11.34	0.31%	0.28%	(0.28%)	8.16%	4,505,967	12%
2012	9.60	0.25	0.87	1.12	(0.24)	- (8)	(0.24)	10.48	0.31%	0.21%	2.47%	11.65%	4,701,506	38%
Portfolio Optimization Moderate
Class I
2016	$12.14	($0.04)	$1.03	$0.99	$-	$-	$-	$13.13	0.32%	0.32%	(0.32%)	8.08%	$12,248,929	14%
2015	12.19	(0.04)	(0.01)	(0.05)	-	-	-	12.14	0.31%	0.31%	(0.31%)	(0.36%)	12,849,093	16%
2014	11.65	(0.04)	0.58	0.54	-	-	-	12.19	0.31%	0.31%	(0.31%)	4.62%	14,825,332	16%
2013	10.33	(0.03)	1.35	1.32	-	-	-	11.65	0.31%	0.28%	(0.28%)	12.74%	15,883,448	12%
2012	9.34	0.21	0.99	1.20	(0.21)	-	(0.21)	10.33	0.31%	0.21%	2.10%	12.94%	15,072,411	36%
Portfolio Optimization Growth
Class I
2016	$12.54	($0.04)	$1.14	$1.10	$-	$-	$-	$13.64	0.32%	0.32%	(0.32%)	8.81%	$10,222,380	17%
2015	12.58	(0.04)	-	(0.04)	-	-	-	12.54	0.31%	0.31%	(0.31%)	(0.33%)	10,758,744	16%
2014	11.97	(0.04)	0.65	0.61	-	-	-	12.58	0.31%	0.31%	(0.31%)	5.08%	12,300,634	17%
2013	10.19	(0.03)	1.81	1.78	-	-	-	11.97	0.31%	0.28%	(0.28%)	17.46%	13,367,354	14%
2012	9.09	0.17	1.11	1.28	(0.18)	-	(0.18)	10.19	0.31%	0.21%	1.76%	14.02%	12,605,307	34%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Portfolio Optimization Aggressive-Growth
Class I
2016	$12.63	($0.04)	$1.22	$1.18	$-	$-	$-	$13.81	0.32%	0.32%	(0.32%)	9.33%	$2,222,199	11%
2015	12.75	(0.04)	(0.08)	(0.12)	-	-	-	12.63	0.31%	0.31%	(0.31%)	(0.91%)	2,312,489	16%
2014	12.11	(0.04)	0.68	0.64	-	-	-	12.75	0.31%	0.31%	(0.31%)	5.29%	2,639,423	19%
2013	10.02	(0.03)	2.12	2.09	-	-	-	12.11	0.31%	0.28%	(0.28%)	20.86%	2,876,530	16%
2012	8.82	0.14	1.20	1.34	(0.14)	-	(0.14)	10.02	0.31%	0.21%	1.43%	15.17%	2,634,612	33%
PSF DFA Balanced Allocation
Class D
2016 (15)	$10.00	$0.24	$0.33	$0.57	$-	$-	$-	$10.57	0.85%	0.55%	3.50%	5.72%	$33,115	30%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Since January 1, 2013, no dividends and capital gains distributions have been made by the Funds under the current dividend and distribution policy (see Note 2B in Notes to Financial Statements).
(3)	The ratios for periods of less than one full year are annualized.
(4)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers, and adviser expense reimbursements, if any, as discussed in Notes 6 and 7B in Notes to the Financial Statements. The expense ratios for the Diversified Alternatives, Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios do not include expenses of their respective underlying funds (see Note 1 in Notes to Financial Statements) in which they invest.
(5)	Total returns for periods of less than one full year are not annualized.
(6)	The Core Income and Equity Long/Short Portfolios commenced operations on April 27, 2015.
(7)	The Floating Rate Income and Value Advantage Portfolios commenced operations on April 30, 2013.
(8)	Reflects an amount rounding to less than $0.01 per share or 0.01%.
(9)	The Emerging Markets Debt Portfolio commenced operations on April 30, 2012.
(10)	The annualized ratios of expenses, excluding dividend expenses on securities sold short, after and before expense reductions to average net assets for each year or period ended are as follows:

	Class I		Class P
	Before	After	Before	After
December 31, 2016	1.42%	1.40%	1.22%	1.20%
December 31, 2015	1.42%	1.37%	1.22%	1.17%
December 31, 2014	1.48%	1.43%	1.29%	1.24%
December 31, 2013	1.45%	1.40%	1.25%	1.20%
December 31, 2012	1.37%	1.35%	1.16%	1.15%

The portfolio turnover rates, excluding securities sold short, for the same periods as above were 103%, 123%, 118%, 77%, and 78%, respectively.
(11)	The Small-Cap Growth Portfolio commenced operations on October 28, 2016.
(12)	The Currency Strategies and Global Absolute Return Portfolios commenced operations on September 28, 2012.
(13)	The Diversified Alternatives Portfolio commenced operations on October 30, 2015.
(14)	The portfolio turnover rate for Diversified Alternatives Portfolio reflects an amount rounding to less than 1% for the period ended December 31, 2015.
(15)	The PSF DFA Balanced Allocation Portfolio commenced operations on April 29, 2016.

See Notes to Financial Statements

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company. The Trust was organized on May 4, 1987 as a Massachusetts business trust (the “Massachusetts Trust”), and was reorganized as a Delaware statutory trust on, June 30, 2016. In connection with other actions taken to accomplish the reorganization, the Massachusetts Trust, as sole initial shareholder of each Fund of the Trust, approved all material agreements of the Trust, including the investment advisory and sub-advisory agreements. These agreements were also approved by the initial Trustees of the Trust, who served as the Trustees of the Massachusetts Trust prior to the reorganization.

Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of December 31, 2016, the Trust was comprised of fifty-seven separate funds, forty-eight of which are presented in these financial statements (each individually a “Fund”, and collectively the “Funds”):

Core Income Portfolio (1)	Large-Cap Growth Portfolio (1)	Health Sciences Portfolio
Diversified Bond Portfolio (1)	Large-Cap Value Portfolio (1)	Real Estate Portfolio (1)
Floating Rate Income Portfolio (1)	Long/Short Large-Cap Portfolio (1)	Technology Portfolio
Floating Rate Loan Portfolio (1)	Main Street® Core Portfolio (1)	Currency Strategies Portfolio (1)
High Yield Bond Portfolio (1)	Mid-Cap Equity Portfolio (1)	Diversified Alternatives Portfolio
Inflation Managed Portfolio (1)	Mid-Cap Growth Portfolio (1)	Equity Long/Short Portfolio (1)
Inflation Strategy Portfolio (1)	Mid-Cap Value Portfolio (1)	Global Absolute Return Portfolio (1)
Managed Bond Portfolio (1)	Small-Cap Equity Portfolio (1)	Pacific Dynamix – Conservative Growth Portfolio (2)
Short Duration Bond Portfolio (1)	Small-Cap Growth Portfolio (1)	Pacific Dynamix – Moderate Growth Portfolio (2)
Emerging Markets Debt Portfolio (1)	Small-Cap Index Portfolio (1)	Pacific Dynamix – Growth Portfolio (2)
Comstock Portfolio (1)	Small-Cap Value Portfolio (1)	Portfolio Optimization Conservative Portfolio (3)
Developing Growth Portfolio (1) (formerly named Small-Cap Growth Portfolio)	Value Advantage Portfolio (1)	Portfolio Optimization Moderate-Conservative Portfolio (3)
Dividend Growth Portfolio (1)	Emerging Markets Portfolio (1)	Portfolio Optimization Moderate Portfolio (3)
Equity Index Portfolio (1)	International Large-Cap Portfolio (1)	Portfolio Optimization Growth Portfolio (3)
Focused Growth Portfolio	International Small-Cap Portfolio (1)	Portfolio Optimization Aggressive-Growth Portfolio (3)
Growth Portfolio (1)	International Value Portfolio (1)	PSF DFA Balanced Allocation Portfolio

(1)	These Funds are collectively known as the “Underlying Funds”.
(2)	These Funds are collectively known as the “Pacific Dynamix Portfolios”.
(3)	These Funds are collectively known as the “Portfolio Optimization Portfolios”.

The Trust offers three separate share classes: Class D, Class I, and Class P. Each Fund presented in these financial statements, except for the Small-Cap Growth Portfolio, Diversified Alternatives Portfolio, Pacific Dynamix Portfolios, Portfolio Optimization Portfolios, and PSF DFA Balanced Allocation Portfolio offers both Class I and Class P shares. The Diversified Alternatives Portfolio, Pacific Dynamix Portfolios, and Portfolio Optimization Portfolios offer Class I shares only. The PSF DFA Balanced Allocation Portfolio offers Class D shares only. The Small-Cap Growth Portfolio offers Class P shares only.

The Portfolio Optimization Portfolios, Pacific Dynamix Portfolios, Diversified Alternatives Portfolio and the PSF DFA Balanced Allocation Portfolio are known individually as “Fund of Funds” and collectively as the “Funds of Funds.”

The Diversified Alternatives Portfolio and Portfolio Optimization Portfolios invest their assets in Class P shares of certain Underlying Funds (see Note 7C). Presently, only the Diversified Alternatives Portfolio, Portfolio Optimization Portfolios, the Investment Adviser, and certain of its affiliates can invest in Class P shares of the Underlying Funds.

The Pacific Dynamix Portfolios invest their assets in Class P shares of the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios (collectively, the “Pacific Dynamix Underlying Funds”) (see Note 7C). Presently, only the Pacific Dynamix Portfolios, the Investment Adviser, and certain of its affiliates can invest in the Pacific Dynamix Underlying Funds.

The PSF DFA Balanced Allocation Portfolio invests its assets in a variety of eligible third party mutual funds and/or variable insurance trusts (the “DFA Underlying Funds”) which, in turn, invest in domestic and foreign equity and debt instruments. The DFA Underlying Funds are offered by Dimensional Investment Group Inc. and DFA Investment Dimensions Group Inc., as managed by Dimensional Fund Advisors LP, and are not funds of the Trust. Dimensional Investment Group Inc. and DFA Investment Dimensions Group, Inc. are not affiliated with the Trust, the Fund or the Investment Adviser.

There is a separate annual report containing the financial statements for the Pacific Dynamix Underlying Funds, which is available without charge. For information on how to obtain the annual report for the Pacific Dynamix Underlying Funds, see the Where to Go for More Information section of this report on page F-38.

Shares of the Funds within the Trust are offered only to certain separate accounts of Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life. Pacific Life and PL&A determine which Funds of the Trust to make available.

Main Street is a registered trademark of OppenheimerFunds, Inc.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

On October 31, 2016, the Absolute Return Portfolio of the Trust was liquidated pursuant to a plan of liquidation approved by the Trust’s Board of Trustees and the shareholders of record. Because the Absolute Return Portfolio was liquidated prior to December 31, 2016, no financial information is presented in this report except for the Transactions with Affiliates disclosure under Investments in Affiliated Funds (see Note 7C).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Fund of the Trust is treated as a partnership for Federal income tax purposes. As partnerships, none of these Funds are required to distribute taxable income and capital gains (see Note 13). No dividend and capital gain distributions have been paid by any Fund during the year ended December 31, 2016 and there will be no dividends and capital gains distributions paid by any Fund in future years under the current dividend and distribution policy.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses, are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund, including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW PRONOUNCEMENTS

On October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and amended existing rules intended to modernize reporting and enhance the disclosure of information for most registered investment companies (the “Reporting Rules”). The Reporting Rules include amendments relating to Regulation S-X, which will impact the form and content of financial statements such as those of the Trust. For the Trust, the effective date of the Reporting Rules will be June 1, 2018. At this time, management is evaluating the implications of the Reporting Rules and their impact on the Trust’s financial statements and accompanying notes.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

On November 17, 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. This update intends to reduce diversity in the presentation of restricted cash and restricted cash equivalents in the statement. Any restricted cash and restricted cash equivalents will be included as components of cash and cash equivalents as presented on the statement of cash flows. For the Trust, the effective date of this update is for periods beginning after December 15, 2017. At this time, management is evaluating the implications of this ASU and its impact on the financial statements.

On December 14, 2016, the FASB issued ASU 2016-19, Technical Corrections and Improvements that made technical changes to various sections of the accounting standards codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. A reporting entity should disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of this ASU and its impact on the financial statements.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. NET ASSET VALUE

Each Fund presented in these financial statements is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called the net asset value (“NAV”). The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Funds generally use the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and do not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Funds generally use the official closing price or the last reported sale price from the principal foreign exchanges, which may be earlier than the scheduled close of the NYSE. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the scheduled close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Exchange Traded Futures Contracts, Options, and Swaps

Exchange traded futures contracts, options, and swaps are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, options, and swaps for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are generally valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy.

Diversified Alternatives Portfolio

The investments of the Diversified Alternatives Portfolio consist of Class P shares of the applicable Underlying Funds, which are valued at their respective NAVs.

Pacific Dynamix Portfolios

The investments of each Pacific Dynamix Portfolio consist of Class P shares of the applicable Pacific Dynamix Underlying Funds, which are valued at their respective NAVs.

Portfolio Optimization Portfolios

The investments of each Portfolio Optimization Portfolio consist of Class P shares of the applicable Underlying Funds, which are valued at their respective NAVs.

PSF DFA Balanced Allocation Portfolio

The investments of the PSF DFA Balanced Allocation Portfolio consist of shares of the DFA Underlying Funds, which are valued at their respective NAVs.

Investments in Other Investment Companies

Fund investments in other investment companies are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of Pacific Life, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

● Level 1 –	Quoted prices (unadjusted) in active markets for identical investments
● Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
● Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board (as described in Note 3C) and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. Transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the end of the reporting period. A summary of each Fund’s investments as of December 31, 2016, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Option Contracts

Exchange listed option contracts that are traded on securities exchanges are categorized as Level 2 if they are fair valued based on quoted prices from the applicable exchange, or when valuation adjustments are applied to exchange listed option contracts, or such valuation adjustments are observable and timely, otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker-dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Interest Rate Swaps – Interest rate swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Interest rate swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Credit default swaps traded over-the-counter are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Basket Swaps – The value of total return basket swaps are derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. To the extent that these inputs are observable and timely, the fair values of total return basket swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Volatility Swaps – Volatility swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant discount interest rate curves, volatility inputs, and present value, which are observable from the market and built using the most actively traded securities for a given maturity. In addition, market data pertaining to volatility swaps are monitored regularly to ensure that volatility rates are properly depicting the current volatility rate. To the extent that these inputs are observable and timely, the fair values of volatility swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield

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approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each Fund as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Fund of Funds Investments

The Diversified Alternatives Portfolio and Portfolio Optimization Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of their assets among those Underlying Funds. Allocations among the Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given the various levels of risk tolerance. The allocations of the Diversified Alternatives Portfolio and Portfolio Optimization Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Diversified Alternatives Portfolio and Portfolio Optimization Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Underlying Fund (see Note 7C).

The Pacific Dynamix Portfolios are exposed to the same risks as the Pacific Dynamix Underlying Funds in direct proportion to the allocation of their assets among those Pacific Dynamix Underlying Funds. The annual report for the Pacific Dynamix Underlying Funds contains information about the risks associated with investing in the Pacific Dynamix Underlying Funds. Allocations among the Pacific Dynamix Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Pacific Dynamix Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Pacific Dynamix Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Pacific Dynamix Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Pacific Dynamix Underlying Fund (see Note 7C).

The PSF DFA Balanced Allocation Portfolio is exposed to the same risks as the DFA Underlying Funds in direct proportion to the allocation of its assets among the DFA Underlying Funds. Allocations among the DFA Underlying Funds are determined using an asset allocation process and may be adjusted based on PLFA’s views of market conditions, its outlook for various asset classes or other factors. The allocations of the PSF DFA Balanced Allocation Portfolio may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or DFA Underlying Funds may cause it to underperform other mutual funds with a similar investment objective. The PSF DFA Balanced Allocation Portfolio may invest in any or all of the DFA Underlying Funds, but will not necessarily be invested in every DFA Underlying Fund at any particular time.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and

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short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit is expected to occur within two years, but the exact time frame is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk and geographic focus risk, among other risks.

As of December 31, 2016, the Emerging Markets and Global Absolute Return Portfolios held 4,705,263 and 190,329 Argentine Peso ($296,525 and $11,995 USD equivalent) respectively, restricted foreign cash, which represents cash deposits in financial institutions located in Argentina. The Trust has been advised that such cash cannot be withdrawn without the written approval of the Banco Central de la Republica Argentina (“Central Bank of Argentina”) and that, as of December 31, 2016, the Central Bank of Argentina is not providing written approval to withdraw cash for entities not domiciled in Argentina.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund

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may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of December 31, 2016, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When

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delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a Fund is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a Fund normally will have used the collateral received to settle the short sale, a Fund will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied.

Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.
Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

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For the Long/Short Large-Cap Portfolio, in the event of a default by the Fund where the replacement value of the borrowed securities exceeds the pledged collateral, the lender is granted a security interest in the Fund’s right, title, and interest in the property and assets then held by the lender in any capacity, as security for the Fund’s obligation to pay the lender.

The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a Fund’s volatility.

Segregation and Collateral

If a Fund engages in certain transactions, such as derivative investments, repurchase agreements, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/ or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable

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exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the reasons described: The Diversified Bond and Inflation Strategy Portfolios used futures to manage Fund risk and duration. The Inflation Managed and Managed Bond Portfolios entered into futures contracts to manage interest rate exposure, to provide liquidity, and as a substitute for cash bond exposure. The Short Duration Bond Portfolio used interest rate futures contracts to manage duration and interest rate risk. The Developing Growth, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Index, Small-Cap Value, Value Advantage, Emerging Markets, International Large-Cap, International Small-Cap, and International Value Portfolios utilized futures to gain market exposure with the cash generated during PLFA’s reallocation of assets related to the Portfolio Optimization Portfolios. The Equity Index, Small-Cap Equity, and Small-Cap Index Portfolios utilized futures to provide market exposure proportionate to the size of each Fund’s cash flows and residual cash balances. The Long/Short Large-Cap Portfolio used futures contracts to manage interest rate risk, to provide liquidity, as a substitute for cash bond exposure and maintain full exposure to the equity markets. The Equity Long/Short Portfolio used futures to gain exposure to the equity market. The Global Absolute Return Portfolio used futures to manage duration and interest rate risk, to maintain full exposure to the equities market, to manage exposure to various markets and interest rates, to provide daily liquidity for the Fund’s inflows and outflows, and to enhance returns.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

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NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, the following Funds entered into option contracts for the reasons described: The Diversified Bond and Inflation Strategy Portfolios used options to manage Fund risk and duration. The Inflation Managed and Managed Bond Portfolios sold and wrote options and swaptions on futures, currencies, volatility, mortgage pass-through securities and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. Both Funds also sold and wrote inflation caps to hedge duration. The Mid-Cap Growth Portfolio purchased and wrote option contracts on indices and individual equity securities to gain exposure to certain companies, generate income and to hedge market risk on equity securities. The Technology Portfolio purchased and wrote option contracts on individual equity securities to gain exposure to certain companies, to generate income, and to hedge market risk on equity securities. The Currency Strategies Portfolio purchased options to hedge risk on currency investments. The Global Absolute Return Portfolio purchased or wrote options to protect gains and to enhance returns.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the reasons described: The Diversified Bond and Inflation Strategy Portfolios used Forward Contracts for hedging purposes to help protect the Funds’ returns against adverse currency movements and to manage currency exposures. The Inflation Managed and Managed Bond Portfolios used Forward Contracts in connection with settling planned purchases or sales of investments, to hedge against currency exposure associated with some or all of these investments, and as a part these Funds’ investment strategy. The Emerging Markets Debt, International Value, and Equity Long/Short Portfolios used Forward Contracts to gain market exposure, for hedging purposes to help protect the Fund’s returns against adverse currency movements, and as a part of the Fund’s investment strategy. The Comstock Portfolio used Forward Contracts for hedging purpose to help protect the Fund’s returns against adverse currency movement and to isolate stock selection as the primary driver of performance. The Health Sciences Portfolio used Forward Contracts to manage exposure to foreign currencies and as an economic hedge against specific transactions and Fund investments. The Currency Strategies Portfolio utilized non-deliverable Forwards Contracts to gain or increase exposure to various currencies (both long and short positions) for hedging purposes to protect the Fund’s returns against adverse currency movements and as a part of the Fund’s investment strategy. The Global Absolute Return Portfolio used Forward Contracts for hedging purposes to protect the Fund’s returns against adverse currency movements, to shift exposure from one currency to another, to enhance returns, and as a substitute for securities.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements may be privately negotiated in the OTC market or executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into interest rate swap agreements for the reasons described: The Diversified Bond Portfolio entered into interest rate swaps in order to manage duration and yield curve exposure. The Inflation Managed and Managed Bond

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NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolios entered into interest rate swaps to manage nominal or real interest rate risk in various global markets and as a substitute for cash bond exposure. The Emerging Markets Debt Portfolio entered into interest rate swaps to gain market exposure, for hedging purposes, and as a part of the Fund’s investment strategy. The Global Absolute Return Portfolio entered into interest rate swaps for hedging purposes, to enhance returns, and to manage exposure to the markets.

Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

During the reporting period, the Emerging Markets Debt and Global Absolute Return Portfolios entered into cross currency swaps for hedging purposes to manage currency risk, to enhance returns, and to manage exposure to the markets.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

As a seller of protection, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to its Fund because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on

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NOTES TO FINANCIAL STATEMENTS (Continued)

asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap agreements is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2016 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the following Funds entered into credit default swap agreements for the reasons described: The Diversified Bond Portfolio utilized credit default swaps on indices, individual credit issuers and commercial mortgage-backed security sectors to adjust credit exposure on the margin. The Inflation Managed and Managed Bond Portfolios sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and to the broader investment grade, high yield, or emerging markets through the use of credit default swaps on credit indices. The Inflation Managed and Managed Bond Portfolios also purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, and to take advantage of the basis between the credit default swap and cash bond market. The Global Absolute Return Portfolio entered into credit default swaps to increase or decrease credit exposure to individual issuers of debt securities, to increase or decrease exposure to a specific security or basket of securities, and to enhance returns.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the following Funds entered into total return swap agreements for the reasons described: The High Yield Bond Portfolio entered into total return swaps on credit indices to obtain long exposure to the broader high yield market to enhance Fund liquidity. The Inflation Strategy Portfolio entered into total return swaps as a substitute for physical securities and as part of the Fund’s investment strategy. The Emerging Markets Debt Portfolio entered into total return swaps to gain market exposure, for hedging purposes, and as a part of the Fund’s investment strategy. The Equity Long/Short Portfolio entered into total return swaps to gain exposure to various markets.

A total return basket swap is designed to function as a Fund of direct investments in long and short equity or fixed income positions. The Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation or depreciation, corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly. At maturity, any unrealized gain or loss on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the Master Agreement between the Fund and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation or depreciation on swaps in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gain or loss on swap transactions in the Statements of Operations. Total return basket swap agreements outstanding at period end, if any, are disclosed in Notes to Schedule of Investments.

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NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, the Equity Long/Short Portfolio entered into total return basket swap agreements to gain exposure to equity indices and to gain security level stock exposure.

Volatility Swaps – Volatility swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero.

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

During the reporting period, the Managed Bond Portfolio held volatility swaps to strategically enhance returns based on the volatility of currencies.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Investments, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin	Payable: Variation margin
Interest rate contracts	Swap agreements, at value	Swap agreements, at value
Foreign currency contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
	Swap agreements, at value	Swap agreements, at value
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of December 31, 2016:

		Asset Derivative Investments, Value
Portfolio	Total Value at December 31, 2016	Credit Contracts		Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$33,500,429	$-		$-		$16,315,964 *	$17,184,465	*
High Yield Bond	566,420	-		-		-	566,420
Inflation Managed	26,352,767	-		-		16,727,295	9,625,472	*
Inflation Strategy	96,592	-		-		96,592	-
Managed Bond	70,054,894	3,285,709	*	-		50,943,542	15,825,643	*
Short Duration Bond	101,336	-		-		-	101,336	*
Emerging Markets Debt	17,523,941	-		-		6,565,289	10,958,652	*
Comstock	1,759,759	-		-		1,759,759	-
Equity Index	115,217	-		115,217	*	-	-
International Value	5,542,305	-		-		5,542,305	-
Health Sciences	143,988	-		-		143,988	-
Technology	38,783	-		38,783	*	-	-
Currency Strategies	38,396,176	-		-		38,396,176	-
Equity Long/Short	149,279,924	-		149,191,957	*	87,967	-
Global Absolute Return	80,036,992	12,631,288	*	3,447,718		48,775,960	15,182,026	*

		Liability Derivative Investments, Value
Portfolio	Total Value at December 31, 2016	Credit Contracts		Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($29,338,971)	($384,899	)*	$-		($14,452,870 )*	($14,501,202	)*
Inflation Managed	(16,159,746)	(492,825	)*	-		(5,407,213)	(10,259,708	)*
Inflation Strategy	(36,658)	-		-		(36,658)	-
Managed Bond	(55,763,356)	(2,137,028	)*	-		(26,229,948)	(27,396,380	)*
Short Duration Bond	(85,766)	-		-		-	(85,766	)*
Emerging Markets Debt	(13,719,940)	-		-		(13,628,938)	(91,002)
Comstock	(4,253)	-		-		(4,253)	-
Long/Short Large-Cap	(31,089)	-		(31,089	)*	-	-
Small-Cap Equity	(27,492)	-		(27,492	)*	-	-
Small-Cap Index	(35,582)	-		(35,582	)*	-	-
International Value	(6,624,673)	-		-		(6,624,673)	-
Health Sciences	(37,237)	-		-		(37,237)	-
Currency Strategies	(34,186,508)	-		-		(34,186,508)	-
Equity Long/Short	(10,098,734)	-		(6,217,494	)*	(3,881,240)	-
Global Absolute Return	(57,022,085)	(13,620,012	)*	(5,693,203	)*	(26,044,215)	(11,664,655	)*

*	Includes cumulative appreciation and depreciation of futures contracts and centrally cleared options and swaps as reported in the Notes to Schedules of Investments.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on investment security transactions
Equity contracts	Net realized gain (loss) on futures contract transactions
Interest rate contracts	Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Foreign currency contracts	Net realized gain (loss) on investment security transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Net realized gain (loss) on foreign currency transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on foreign currencies

The following is a summary of each Fund’s net realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the year ended December 31, 2016:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$35,354,095	($694,852)	$-	$15,295,260	$20,753,687
High Yield Bond	(47,025)	-	-	-	(47,025)
Inflation Managed	(11,521,965)	(12,016,159)	-	2,715,702	(2,221,508)
Inflation Strategy	3,484,660	-	-	(932,985)	4,417,645
Managed Bond	19,751,491	4,372,611	-	70,520,765	(55,141,885)
Short Duration Bond	(1,076,182)	-	-	-	(1,076,182)
Emerging Markets Debt	10,818,709	-	-	7,240,636	3,578,073
Comstock	3,994,492	-	-	3,994,492	-
Developing Growth	(361,694)	-	(361,694)	-	-
Equity Index	7,034,438	-	7,034,438	-	-
Long/Short Large-Cap	853,791	-	853,791	-	-
Mid-Cap Equity	1,055,680	-	1,055,680	-	-
Mid-Cap Growth	(2,271,404)	-	(2,271,404)	-	-
Mid-Cap Value	2,643,363	-	2,643,363	-	-
Small-Cap Equity	539,522	-	539,522	-	-
Small-Cap Index	5,629,399	-	5,629,399	-	-
Small-Cap Value	883,765	-	883,765	-	-
Value Advantage	747,256	-	747,256	-	-
Emerging Markets	2,604,067	-	2,604,067	-	-
International Large-Cap	(1,210,278)	-	(1,210,278)	-	-
International Small-Cap	(1,140,405)	-	(1,140,405)	-	-
International Value	15,535,891	-	(686,360)	16,222,251	-
Health Sciences	562,682	-	-	562,682	-
Technology	(87,620)	-	(87,620)	-	-
Currency Strategies	102,610,283	-	-	102,610,283	-
Equity Long/Short	89,393,291	-	92,864,839	(3,471,548)	-
Global Absolute Return	(58,704,178)	(11,846,027)	(4,274,289)	(34,089,700)	(8,494,162)

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NOTES TO FINANCIAL STATEMENTS (Continued)

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($4,701,300)	$371,852	$-	($4,793,266)	($279,886)
High Yield Bond	1,093,367	-	-	-	1,093,367
Inflation Managed	15,310,532	178,674	-	6,937,265	8,194,593
Inflation Strategy	699,767	-	-	(381,213)	1,080,980
Managed Bond	(5,514,668)	6,986,074	-	(31,524,997)	19,024,255
Short Duration Bond	(31,897)	-	-	-	(31,897)
Emerging Markets Debt	(2,315,321)	-	-	(4,852,087)	2,536,766
Comstock	249,179	-	-	249,179	-
Equity Index	74,153	-	74,153	-	-
Long/Short Large-Cap	(87,901)	-	(87,901)	-	-
Mid-Cap Growth	(1,636,061)	-	(1,636,061)	-	-
Small-Cap Equity	350	-	350	-	-
Small-Cap Index	133,893	-	133,893	-	-
International Value	(3,272,015)	-	-	(3,272,015)	-
Health Sciences	(471,421)	-	-	(471,421)	-
Technology	(22,422)	-	(22,422)	-	-
Currency Strategies	(29,744,904)	-	-	(29,744,904)	-
Equity Long/Short	51,309,491	-	56,765,475	(5,455,984)	-
Global Absolute Return	3,194,224	(1,911,627)	(6,899,489)	7,299,049	4,706,291

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of the average number of positions and values of derivative investments by derivative type for the year ended December 31, 2016:

	Average Positions and Value of Derivative Investments by Derivative Type
	Futures Contracts		Forward Contracts		Option Contracts		Swap Agreements
Portfolio	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value
Diversified Bond	21	$3,092,643	22	$1,909,405	53	($1,189,578)	10	($10,490,070)
High Yield Bond	-	-	-	-	-	-	1	96,516
Inflation Managed	12	206,462	73	(316,938)	42	330,872	61	(9,327,174)
Inflation Strategy	3	175,422	3	(118,767)	2	(17,533)	1	801,632
Managed Bond	16	(7,186,939)	140	19,215,642	47	(1,544,325)	67	(56,556,967)
Short Duration Bond	3	(12,936)	-	-	-	-	-	-
Emerging Markets Debt	-	-	119	(353,613)	-	-	19	10,994,763
Comstock	-	-	18	563,449	-	-	-	-
Equity Index	1	300,237	-	-	-	-	-	-
Long/Short Large-Cap	1	88,864	-	-	-	-	-	-
Mid-Cap Growth	-	-	-	-	4	(1,289,378)	-	-
Small-Cap Equity	1	31,238	-	-	-	-	-	-
Small-Cap Index	1	71,543	-	-	-	-	-	-
International Value	-	-	40	2,768,634	-	-	-	-
Health Sciences	-	-	8	129,246	-	-	-	-
Technology	-	-	-	-	3	(7,208)	-	-
Currency Strategies	-	-	76	1,484,338	7	3,092,618	-	-
Equity Long/Short	13	3,959,271	28	1,238,217	-	-	15	82,326,915
Global Absolute Return	9	(1,874,778)	154	(6,982,755)	21	7,611,764	184	18,533,559

The table shown above and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for each applicable Fund for the year ended December 31, 2016. The realized gains and losses on futures contract transactions as disclosed in the Statements of Operations serve as indicators of volume of futures contracts activity for the Developing Growth, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Value, Value Advantage, Emerging Markets, International Large-Cap, International Small-Cap, and International Value Portfolios.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements) as of December 31, 2016:

	Gross Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities			Gross Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities
Description		Financial Instrument	Collateral Received	Net Amount		Financial Instrument	Collateral Pledged	Net Amount
	Assets				Liabilities

Diversified Bond
Option contracts	$1,238,139	$-	$-	$1,238,139	($77)	$-	$-	($77)
Forward foreign currency contracts	13,496,838	(9,149,252)	-	4,347,586	(11,703,585)	9,149,252	-	(2,554,333)

High Yield Bond
Swap agreements	566,420	-	-	566,420	-	-	-	-

Inflation Managed
Swap agreements	391,011	(391,011)	-	-	(4,452,879)	391,011	1,903,283	(2,158,585)
Option contracts	4,166,265	(2,143,787)	(761,499)	1,260,979	(2,864,271)	2,143,787	399,945	(320,539)
Forward foreign currency contracts	16,727,295	(4,342,909)	(10,487,066)	1,897,320	(5,402,725)	4,342,909	383,970	(675,846)
Sale-buyback financing transactions					(608,424,359)	598,049,548	9,742,317	(632,494)

Inflation Strategy
Forward foreign currency contracts	96,592	(36,658)	-	59,934	(36,658)	36,658	-	-
Sale-buyback financing transactions					(157,047,362)	157,047,362	-	-

Managed Bond
Swap agreements	128,605	(49,633)	(72,617)	6,355	(1,778,214)	49,633	1,115,995	(612,586)
Option contracts	2,180,227	(1,868,294)	(10,311)	301,622	(3,139,548)	1,868,294	239,635	(1,031,619)
Forward foreign currency contracts	50,943,542	(19,217,767)	(30,137,785)	1,587,990	(25,961,139)	19,217,767	6,221,550	(521,822)
Reverse repurchase agreements					(62,840,375)	-	62,840,375	-
Sale-buyback financing transactions					(130,009,313)	118,839,417	10,636,487	(533,409)

Emerging Markets Debt
Swap agreements	10,874,464	(18,797)	-	10,855,667	(91,002)	18,797	-	(72,205)
Forward foreign currency contracts	6,565,289	(5,882,802)	-	682,487	(13,628,938)	5,882,802	4,956,081	(2,790,055)

Comstock
Forward foreign currency contracts	1,759,759	(4,253)	-	1,755,506	(4,253)	4,253	-	-

International Value
Forward foreign currency contracts	5,542,305	(1,278,874)	-	4,263,431	(6,624,673)	1,278,874	-	(5,345,799)

Health Sciences
Forward foreign currency contracts	143,988	-	-	143,988	(37,237)	-	-	(37,237)

Currency Strategies
Option contracts	1,268,520	-	(367)	1,268,153	-	-	-	-
Forward foreign currency contracts	37,127,656	(21,958,783)	(7,958,233)	7,210,640	(34,186,508)	21,958,783	-	(12,227,725)

Equity Long/Short
Swap agreements	144,506,552	(3,940,256)	-	140,566,296	(3,940,256)	3,940,256	-	-
Forward foreign currency contracts	87,967	(87,967)	-	-	(3,881,240)	87,967	3,793,273	-

Global Absolute Return
Swap agreements	15,214,168	(10,705,843)	(4,014,283)	494,042	(13,913,393)	10,705,843	270,941	(2,936,609)
Option contracts	20,220,827	(4,285,945)	(11,201,745)	4,733,137	(4,285,945)	4,285,945	-	-
Forward foreign currency contracts	32,002,851	(17,151,444)	(13,072,963)	1,778,444	(21,758,270)	17,151,444	-	(4,606,826)

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2016, certain Funds had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each applicable Fund presented in these financial statements exceeded the value of the repurchase agreements as of December 31, 2016.

As of December 31, 2016, the total value of securities out on loan for the Long/Short Large-Cap Portfolio was $245,660,216, and the cash collateral received was $252,517,076 (see Note (b) in Notes to Schedules of Investments and the Statements of Assets and Liabilities).

6. INVESTMENT ADVISORY, ADMINISTRATION AND SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life, serves as Investment Adviser to each Fund of the Trust and manages the Diversified Alternatives, Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios directly. PLFA also manages the Core Income, Floating Rate Income, and High Yield Bond Portfolios under the name Pacific Asset Management. With exception of the Core Income, Floating Rate Income, High Yield Bond, Diversified Alternatives, Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios, PLFA has retained other investment management firms to sub-advise each Fund, as discussed later in this section. PLFA receives investment advisory fees from each Fund which are based on the following annual percentages of the average daily net assets of each Fund:

Portfolio	Rate	Portfolio	Rate
Core Income	0.50% on first $4 billion 0.48% on excess	Mid-Cap Equity International Value	0.65% on first $4 billion 0.63% on excess
Diversified Bond High Yield Bond Inflation Managed Managed Bond Short Duration Bond	0.40% on first $4 billion 0.38% on excess	Mid-Cap Growth (1)	0.70% on first $4 billion 0.68% on excess
Floating Rate Income	0.65% on first $1 billion 0.62% on next $1 billion 0.59% on next $2 billion 0.57% on excess	Mid-Cap Value	0.70% on first $1 billion 0.65% on next $1 billion 0.60% on excess
Floating Rate Loan (1) Small-Cap Equity (1) Small-Cap Value	0.75% on first $1 billion 0.72% on next $1 billion 0.69% on next $2 billion 0.67% on excess	Small-Cap Growth	0.85% on first $100 million 0.775% on the next $100 million 0.70% on the excess
Inflation Strategy	0.40% on first $200 million 0.35% on next $800 million 0.34% on next $1 billion 0.33% on excess	Small-Cap Index	0.30% on first $4 billion 0.28% on excess
Emerging Markets Debt	0.785% on first $1 billion 0.755% on next $1 billion 0.725% on next $2 billion 0.705% on excess	Value Advantage	0.66% on first $4 billion 0.64% on excess
Comstock (1) Focused Growth Large-Cap Growth (1)	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess	Emerging Markets	0.80% on first $4 billion 0.78% on excess
Developing Growth (formerly named Small-Cap Growth)	0.60% on first $4 billion 0.58% on excess	International Large-Cap	0.85% on first $100 million 0.77% on next $900 million 0.75% on next $3 billion 0.73% on excess
Dividend Growth	0.70% on first $100 million 0.66% on next $900 million 0.63% on next $3 billion 0.61% on excess	International Small-Cap	0.85% on first $1 billion 0.82% on next $1 billion 0.79% on next $2 billion 0.77% on excess
Equity Index	0.05% on first $4 billion 0.03% on excess	Health Sciences Technology	0.90% on first $1 billion 0.87% on next $1 billion 0.84% on next $2 billion 0.82% on excess
Growth	0.55% on first $4 billion 0.53% on excess	Real Estate	0.90% on first $100 million 0.82% on next $900 million 0.80% on next $3 billion 0.78% on excess
Large-Cap Value	0.65% on first $100 million 0.61% on next $900 million 0.58% on next $3 billion 0.56% on excess	Currency Strategies	0.65% on first $3 billion 0.63% on excess
Long/Short Large-Cap	1.00% on first $4 billion 0.98% on excess	Equity Long/Short (1)	1.15% on first $2.5 billion 1.13% on excess
Main Street Core	0.45% on first $4 billion 0.43% on excess	Global Absolute Return	0.80% on first $3 billion 0.78% on excess

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio	Rate	Portfolio	Rate
Diversified Alternatives (2) Pacific Dynamix – Conservative Growth Pacific Dynamix – Moderate Growth Pacific Dynamix – Growth PSF DFA Balanced Allocation	0.20%	Portfolio Optimization Conservative Portfolio Optimization Moderate-Conservative Portfolio Optimization Moderate Portfolio Optimization Growth Portfolio Optimization Aggressive-Growth	0.10%

(1)	PLFA agreed to waive its advisory fees through April 30, 2017 for the following Funds: 0.10% for the Floating Rate Loan and Small-Cap Equity Portfolios; 0.015% for the Comstock Portfolio; 0.045% for the Large-Cap Growth Portfolio; 0.025% (0.05% through April 30, 2016) for the Mid-Cap Growth Portfolio; and 0.15% for the Equity Long/Short Portfolio. There is no guarantee that PLFA will continue such waivers after the current term. The 0.05% and 0.02% advisory fee waiver for the Long/Short Large-Cap and International Small-Cap Portfolios, respectively, expired on April 30, 2016.
(2)	For the Diversified Alternatives Portfolio, PLFA has agreed to waive the following advisory fees through April 30, 2017: 1) 0.025% on net assets above $2 billion through $3 billion; 2) 0.050% on net assets above $3 billion through $5 billion; 3) 0.075% on net assets above $5 billion through $7.5 billion; and 4) 0.100% on net assets above $7.5 billion. There is no guarantee that PLFA will continue such waivers after the current term.

Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise for certain Funds presented in these financial statements. PLFA, as Investment Adviser to each Fund of the Trust, pays related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of December 31, 2016, the following firms serve as sub-advisers for their respective Funds:

Portfolio	Sub-Adviser	Portfolio	Sub-Adviser
Diversified Bond Inflation Strategy	Western Asset Management Company	Main Street Core Emerging Markets	OppenheimerFunds, Inc.
Floating Rate Loan Global Absolute Return	Eaton Vance Investment Managers	Mid-Cap Equity	Scout Investments, Inc.
Inflation Managed Managed Bond	Pacific Investment Management Company LLC	Mid-Cap Growth	Ivy Investment Management Company
Short Duration Bond Dividend Growth	T. Rowe Price Associates, Inc.	Mid-Cap Value	Boston Partners
Emerging Markets Debt	Ashmore Investment Management Limited	Small-Cap Equity	BlackRock Investment Management, LLC and Franklin Advisory Services, LLC (co-sub-advisers)
Comstock	Invesco Advisers, Inc.	Small-Cap Growth	Rothschild Asset Management Inc.
Developing Growth (formerly named Small-Cap Growth)	Lord, Abbett & Co. LLC	Small-Cap Value	AllianceBernstein L.P.
Equity Index Large-Cap Growth Small-Cap Index Health Sciences	BlackRock Investment Management, LLC	International Small-Cap	QS Investors, LLC
Focused Growth	Janus Capital Management LLC	Real Estate	Morgan Stanley Investment Management Inc.
Growth International Large-Cap Technology	MFS Investment Management	Currency Strategies	Macro Currency Group and UBS Asset Management (Americas) Inc. (co-sub-advisers)
Large-Cap Value	ClearBridge Investments, LLC	Equity Long/Short	AQR Capital Management, LLC
Long/Short Large-Cap Value Advantage International Value	J.P. Morgan Investment Management Inc.

Pursuant to an Agreement for Administration and Support Services (the “Administration Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Administration Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Trust’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for Class I and Class D shares of the Trust, without remuneration from the Trust. Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for all Class P shares of the Trust and is compensated by the Trust for these services.

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust. The Trust adopted a service plan (the “Service Plan”) for Class I shares of each applicable Fund, under which each applicable Fund pays the Distributor an amount at an annual rate of 0.20% of the average daily net assets of each Fund for shareholder servicing activities. Class P shares do not incur a service fee. Under the Service Plan, the service fee may be used by the Distributor for services rendered to or procured for shareholders of the Trust, or the variable annuity and variable life insurance contract owners who use the

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Trust as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Trust; answering shareholder questions regarding the Trust, the Funds, its managers and/or other service providers; payment of compensation to broker-dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these services; and other services as described in the Service Plan. The Service Plan was not adopted in accordance with Rule 12b-1 under the 1940 Act.

The Trust has also adopted a distribution and service plan (the “12b-1 Plan”) for Class D shares of each applicable Fund in accordance with Rule 12b-1 under the 1940 Act, pursuant to which Class D shares of each applicable Fund pay a service fee at an annual rate of 0.20% and a distribution fee at an annual rate of 0.05% of the average daily net assets attributed to that share class. The service fees may be used by the Distributor for the types of services provided under the Service Plan discussed above. The distribution fees may be used by the Distributor for any activities or expenses primarily intended to result in the sale of Class D shares or variable contracts offering Class D shares, which may include, but are not limited to: compensation to, and expenses (including overhead expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Class D shares; printing of prospectuses and reports other than for existing contract owners; advertising; and the preparation, printing and distribution of sales literature.

The Service Plan and 12b-1 Plan will each remain in effect as long as their continuance is specifically approved at least annually.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, DISTRIBUTION AND/OR SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, distribution and/or service fees earned by the Distributor, and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the year ended December 31, 2016 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2016 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has entered into expense limitation agreements with the Trust and has contractually agreed to reimburse each Fund (other than the Equity Long/Short, Pacific Dynamix, and Portfolio Optimization Portfolios) presented in these financial statements for certain operating expenses that exceed an annual rate of 0.10% of a Fund’s average net assets through April 30, 2017 (April 30, 2019 for the PSF DFA Balanced Allocation Portfolio). These operating expenses include, but are not limited to: organizational expenses; domestic custody expenses; expenses for accounting, audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing, and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Fund’s business; and expenses of counsel or other persons or services retained by the independent trustees). In the case of the Pacific Dynamix Portfolios, PLFA has contractually agreed to reimburse each Fund for its operating expenses (excluding extraordinary expenses) of each Pacific Dynamix Portfolio and its proportionate share of fees and expenses of the Pacific Dynamix Underlying Funds that exceed an annual rate of 0.59% of a Fund’s average net assets through April 30, 2017. There are no expense caps for the Equity Long/Short and Portfolio Optimization Portfolios.

There is no guarantee that PLFA will continue to reimburse expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund for a period as permitted under regulatory and accounting guidance (currently three years from the end of the fiscal year in which the reimbursement took place) to the extent such recoupments would not cause the Fund to exceed the expense cap that was in effect at the time of the reimbursement. Any amounts repaid to PLFA will have the effect of increasing such expenses of a Fund, but not above the expense cap. The amounts of adviser reimbursement to each of the applicable Funds presented in these financial statements for the year ended December 31, 2016 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of December 31, 2016 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of December 31, 2016 that are subject to recoupment by PLFA from the Funds presented in these financial statements are as follows:

	Expiration
Portfolio	2017	2018	2019
Diversified Alternatives	$-	$6,876	$108,199
Pacific Dynamix – Conservative Growth	164,289	194,502	245,950
Pacific Dynamix – Moderate Growth	580,433	743,601	926,580
Pacific Dynamix – Growth	242,015	278,681	330,040
PSF DFA Balanced Allocation	-	-	37,814

There was no recoupment of expense reimbursement by PLFA from any funds presented in these financial statements for the year ended December 31, 2016.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

C. INVESTMENTS IN AFFILIATED FUNDS

A summary of holdings and transactions with affiliated mutual fund investments as of and for the year ended December 31, 2016 is as follows:

	Beginning Value as of January 1, 2016	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2016
Portfolio/Underlying Funds						Ending Value	Share Balance
Diversified Alternatives
Floating Rate Income ‘P’	$160,141	$71,191	$10,084	$45	$16,665	$237,958	21,043
Inflation Managed ‘P’	59,774	91,774	4,818	90	2,493	149,313	12,983
Emerging Markets Debt ‘P’	156,467	130,277	17,942	592	28,386	297,780	27,108
Emerging Markets ‘P’	116,366	93,630	10,416	(542)	10,832	209,870	14,710
International Small-Cap ‘P’	120,482	57,283	34,707	861	5,702	149,621	12,490
Real Estate ‘P’	60,725	92,710	5,437	4	1,722	149,724	6,142
Absolute Return ‘P’ (1)	221,329	80,015	298,152	(4,082)	890	-	-
Currency Strategies ‘P’	431,390	294,593	38,074	1,681	20,290	709,880	62,326
Equity Long/Short ‘P’	225,857	96,046	23,993	1,250	31,648	330,808	25,617
Global Absolute Return ‘P’	468,233	272,373	26,983	(12)	27,863	741,474	65,412
Total	$2,020,764	$1,279,892	$470,606	($113)	$146,491	$2,976,428

Pacific Dynamix – Conservative Growth
PD 1-3 Year Corporate Bond ‘P’	$41,405,864	$6,793,683	$2,603,287	$48,763	$686,950	$46,331,973	4,518,458
PD Aggregate Bond Index ‘P’	206,695,202	28,434,819	16,886,037	1,309,084	3,093,583	222,646,651	18,787,762
PD High Yield Bond Market ‘P’	27,031,962	7,009,204	2,312,973	233,939	4,839,006	36,801,138	2,582,798
PD Large-Cap Growth Index ‘P’	51,814,775	4,713,178	7,163,186	3,024,457	302,092	52,691,316	1,958,966
PD Large-Cap Value Index ‘P’	60,271,920	6,387,690	5,702,432	2,246,547	8,215,293	71,419,018	2,786,828
PD Small-Cap Growth Index ‘P’	8,910,414	1,934,583	955,995	381,710	908,687	11,179,399	463,641
PD Small-Cap Value Index ‘P’	13,543,761	6,393,297	2,323,818	899,526	4,984,796	23,497,562	988,968
PD Emerging Markets ‘P’	8,983,128	1,219,199	955,416	(104,107)	1,254,690	10,397,494	761,673
PD International Large-Cap ‘P’	40,378,459	7,634,478	2,336,176	259,295	1,356,297	47,292,353	3,068,600
Total	$459,035,485	$70,520,131	$41,239,320	$8,299,214	$25,641,394	$522,256,904

Pacific Dynamix – Moderate Growth
PD 1-3 Year Corporate Bond ‘P’	$107,939,205	$9,890,048	$2,826,576	$52,981	$1,875,575	$116,931,233	11,403,549
PD Aggregate Bond Index ‘P’	523,333,783	46,942,190	24,747,864	2,034,933	9,863,024	557,426,066	47,037,709
PD High Yield Bond Market ‘P’	89,568,545	3,778,190	6,634,717	600,212	14,094,560	101,406,790	7,116,989
PD Large-Cap Growth Index ‘P’	272,533,714	16,402,560	7,396,544	3,667,136	15,517,364	300,724,230	11,180,374
PD Large-Cap Value Index ‘P’	320,828,796	16,080,149	30,637,616	12,042,144	40,500,296	358,813,769	14,001,204
PD Small-Cap Growth Index ‘P’	70,379,092	10,297,507	2,725,578	952,762	8,529,766	87,433,549	3,626,115
PD Small-Cap Value Index ‘P’	87,739,093	24,344,335	4,460,644	1,416,410	32,308,566	141,347,760	5,949,063
PD Emerging Markets ‘P’	71,721,633	3,222,527	2,837,575	(203,798)	8,706,891	80,609,678	5,905,094
PD International Large-Cap ‘P’	249,799,940	25,668,650	6,083,793	405,507	8,164,824	277,955,128	18,035,325
Total	$1,793,843,801	$156,626,156	$88,350,907	$20,968,287	$139,560,866	$2,022,648,203

Pacific Dynamix – Growth
PD 1-3 Year Corporate Bond ‘P’	$17,367,534	$1,223,861	$6,912,363	$146,912	$142,201	$11,968,145	1,167,176
PD Aggregate Bond Index ‘P’	86,877,387	9,678,113	9,803,093	846,819	1,222,359	88,821,585	7,495,100
PD High Yield Bond Market ‘P’	15,509,799	1,916,550	1,486,264	108,738	2,546,884	18,595,707	1,305,095
PD Large-Cap Growth Index ‘P’	109,922,987	8,316,565	8,910,906	4,529,694	2,932,169	116,790,509	4,342,057
PD Large-Cap Value Index ‘P’	125,321,430	6,672,402	17,385,376	7,336,502	12,601,981	134,546,939	5,250,131
PD Small-Cap Growth Index ‘P’	33,730,502	5,295,835	4,111,742	1,307,296	2,923,688	39,145,579	1,623,477
PD Small-Cap Value Index ‘P’	44,688,630	9,177,996	6,412,265	1,687,037	13,636,569	62,777,967	2,642,207
PD Emerging Markets ‘P’	33,653,876	3,076,877	4,269,120	(370,298)	4,451,561	36,542,896	2,676,964
PD International Large-Cap ‘P’	107,596,822	13,559,068	8,746,458	390,559	3,140,867	115,940,858	7,522,909
Total	$574,668,967	$58,917,267	$68,037,587	$15,983,259	$43,598,279	$625,130,185

Portfolio Optimization Conservative
Core Income ‘P’	$53,979,167	$4,127,297	$9,832,440	$99,566	$2,726,892	$51,100,482	5,011,715
Diversified Bond ‘P’	395,389,457	78,238,738	75,774,587	12,451,816	7,501,415	417,806,839	33,582,309
Floating Rate Income ‘P’	58,442,308	5,902,593	16,160,913	1,339,540	3,327,485	52,851,013	4,673,742
Floating Rate Loan ‘P’	79,068,785	10,640,137	42,757,104	5,249,118	1,143,697	53,344,633	6,037,385
High Yield Bond ‘P’	104,612,539	11,814,135	51,894,464	8,246,885	5,407,009	78,186,104	9,608,929
Inflation Managed ‘P’	53,760,197	50,476,818	22,373,245	(31,779)	2,846,211	84,678,202	7,362,899
Inflation Strategy ‘P’	43,162,695	4,842,392	15,781,318	(669,334)	1,604,330	33,158,765	3,289,706
Managed Bond ‘P’	261,202,188	73,379,076	74,128,862	7,067,435	110,912	267,630,749	19,973,171
Short Duration Bond ‘P’	194,830,563	240,440,840	87,112,812	3,581,585	621,119	352,361,295	35,036,889
Emerging Markets Debt ‘P’	104,585,791	12,708,010	42,296,310	1,876,158	15,323,245	92,196,894	8,392,965
Comstock ‘P’	61,320,859	11,555,860	51,166,761	10,872,927	(5,843,424)	26,739,461	1,747,924
Dividend Growth ‘P’	14,594,833	2,135,323	4,283,479	1,186,255	609,073	14,242,005	774,206
Equity Index ‘P’	10,394,894	19,964,741	7,014,500	2,297,916	863,384	26,506,435	497,725
Growth ‘P’	16,747,998	1,665,096	10,486,987	2,320,919	(2,173,602)	8,073,424	349,928
Large-Cap Growth ‘P’	25,065,095	3,149,865	9,981,271	2,972,198	(2,986,279)	18,219,608	1,891,804
Large-Cap Value ‘P’	83,219,986	18,442,951	26,168,094	10,042,299	2,411,598	87,948,740	4,145,040

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2016	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2016
Portfolio/Underlying Funds						Ending Value	Share Balance
Main Street Core ‘P’	$18,775,814	$4,824,644	$5,795,214	$1,051,155	$1,558,731	$20,415,130	557,222
Mid-Cap Equity ‘P’	6,283,973	858,155	2,191,693	538,889	675,196	6,164,520	295,817
Mid-Cap Growth ‘P’	6,264,955	474,424	6,726,409	206,266	(219,236)	-	-
Mid-Cap Value ‘P’	30,830,576	11,620,694	11,901,203	4,337,514	1,942,736	36,830,317	1,563,387
Value Advantage ‘P’	18,726,433	23,480,454	11,716,471	3,412,498	3,042,666	36,945,580	2,477,783
International Large-Cap ‘P’	73,269,395	8,119,319	33,711,401	6,357,438	(6,941,045)	47,093,706	5,842,067
International Value ‘P’	31,542,746	3,311,583	10,850,853	1,839,833	(1,178,069)	24,665,240	2,087,352
Absolute Return ‘P’ (1)	137,381,758	15,889,008	150,086,983	(7,898,096)	4,714,313	-	-
Currency Strategies ‘P’	64,272,966	5,641,504	32,843,513	3,735,795	(895,414)	39,911,338	3,504,151
Equity Long/Short ‘P’	64,821,486	5,966,972	16,602,154	3,168,233	4,051,207	61,405,744	4,755,061
Global Absolute Return ‘P’	107,632,519	7,644,697	37,528,765	3,393,148	685,980	81,827,579	7,218,734
Total	$2,120,179,976	$637,315,326	$867,167,806	$89,046,177	$40,930,130	$2,020,303,803

Portfolio Optimization Moderate-Conservative
Core Income ‘P’	$56,382,357	$195,773	$8,188,648	$16,315	$2,913,529	$51,319,326	5,033,178
Diversified Bond ‘P’	537,078,143	95,958,387	75,414,259	12,533,622	14,540,554	584,696,447	46,996,494
Floating Rate Income ‘P’	75,181,275	312,852	10,458,369	659,773	5,213,846	70,909,377	6,270,686
Floating Rate Loan ‘P’	111,734,706	505,227	35,989,838	3,621,777	5,306,470	85,178,342	9,640,228
High Yield Bond ‘P’	163,518,011	894,012	65,772,883	8,905,368	10,729,350	118,273,858	14,535,640
Inflation Managed ‘P’	56,151,347	30,644,483	8,394,403	(149,692)	3,101,910	81,353,645	7,073,823
Inflation Strategy ‘P’	37,422,542	272,070	4,978,283	(252,736)	1,058,268	33,521,861	3,325,729
Managed Bond ‘P’	358,295,823	61,048,363	46,816,259	4,622,733	5,711,613	382,862,273	28,572,852
Short Duration Bond ‘P’	188,677,179	189,220,066	29,357,455	1,098,546	2,599,730	352,238,066	35,024,635
Emerging Markets Debt ‘P’	109,562,035	376,204	26,498,224	1,141,910	16,432,280	101,014,205	9,195,632
Comstock ‘P’	108,070,053	480,086	29,207,991	9,411,879	5,515,449	94,269,476	6,162,273
Developing Growth ‘P’	34,035,564	665,900	23,273,495	(5,478,625)	3,239,779	9,189,123	671,277
Dividend Growth ‘P’	36,515,209	10,050,043	5,291,307	2,280,530	2,566,166	46,120,641	2,507,151
Equity Index ‘P’	54,902,293	346,528	10,530,841	989,860	4,704,662	50,412,502	946,622
Growth ‘P’	59,149,749	355,347	8,691,346	2,655,285	(1,431,911)	52,037,124	2,255,455
Large-Cap Growth ‘P’	92,898,902	318,656	12,939,072	3,444,662	(3,230,449)	80,492,699	8,357,833
Large-Cap Value ‘P’	164,602,728	12,958,562	20,076,350	8,135,863	13,497,923	179,118,726	8,441,898
Long/Short Large-Cap ‘P’	-	64,445,584	6,742,236	435,651	7,228,370	65,367,369	4,177,166
Main Street Core ‘P’	84,512,656	2,643,967	10,520,558	4,027,202	5,770,532	86,433,799	2,359,172
Mid-Cap Equity ‘P’	36,328,055	215,104	11,826,792	3,070,955	2,022,878	29,810,200	1,430,501
Mid-Cap Growth ‘P’	36,808,688	111,319	36,620,674	1,055,522	(1,354,855)	-	-
Mid-Cap Value ‘P’	88,921,799	23,679,563	15,018,173	5,197,775	10,797,615	113,578,579	4,821,224
Small-Cap Equity ‘P’	49,530,747	196,400	39,396,599	9,084,049	(3,869,981)	15,544,616	620,009
Small-Cap Growth ‘P’	-	12,366,753	675,716	63,907	1,262,683	13,017,627	1,175,085
Small-Cap Index ‘P’	43,218,460	145,828	33,200,317	1,548,099	(185,279)	11,526,791	555,566
Small-Cap Value ‘P’	17,273,733	1,040,716	3,713,821	509,299	4,491,379	19,601,306	820,303
Value Advantage ‘P’	91,428,655	21,337,422	15,300,343	4,056,153	13,427,042	114,948,929	7,709,137
Emerging Markets ‘P’	72,983,605	22,455,557	10,594,868	(1,569,799)	8,076,284	91,350,779	6,402,879
International Large-Cap ‘P’	128,879,359	844,619	48,393,208	8,103,574	(9,532,725)	79,901,619	9,911,953
International Small-Cap ‘P’	112,946,621	673,784	23,286,170	5,887,230	(2,644,914)	93,576,551	7,811,687
International Value ‘P’	54,761,367	389,022	12,756,700	1,277,110	(516,497)	43,154,302	3,652,031
Absolute Return ‘P’ (1)	217,058,530	237,738	212,610,323	(12,660,188)	7,974,243	-	-
Currency Strategies ‘P’	113,050,607	641,704	16,429,410	1,772,717	3,714,551	102,750,169	9,021,298
Equity Long/Short ‘P’	108,233,239	601,314	11,724,082	2,063,710	9,688,624	108,862,805	8,429,982
Global Absolute Return ‘P’	204,727,801	469,189	71,914,349	5,988,210	916,039	140,186,890	12,367,125
Total	$3,704,841,838	$557,098,142	$1,002,603,362	$93,548,246	$149,735,158	$3,502,620,022

Portfolio Optimization Moderate
Core Income ‘P’	$163,077,812	$263,427	$18,499,511	$98,833	$8,524,449	$153,465,010	15,051,186
Diversified Bond ‘P’	1,443,139,300	213,821,219	258,076,623	43,375,507	24,901,958	1,467,161,361	117,926,901
Floating Rate Income ‘P’	182,367,421	134,484	24,633,499	1,604,619	12,711,102	172,184,127	15,226,655
Floating Rate Loan ‘P’	263,927,339	186,624	65,074,407	6,697,040	15,676,477	221,413,073	25,058,863
High Yield Bond ‘P’	390,067,837	253,857	139,185,062	19,007,830	29,409,534	299,553,996	36,814,636
Inflation Managed ‘P’	168,519,218	91,959,346	23,816,860	(91,742)	9,062,582	245,632,544	21,358,124
Inflation Strategy ‘P’	129,537,221	134,605	17,174,680	(815,369)	3,657,512	115,339,289	11,442,897
Managed Bond ‘P’	942,466,346	147,431,296	145,388,991	14,807,401	11,342,298	970,658,350	72,439,828
Short Duration Bond ‘P’	327,313,069	384,991,915	190,000,070	8,400,295	(804,124)	529,901,085	52,690,479
Emerging Markets Debt ‘P’	446,862,720	283,623	199,762,382	7,644,570	58,192,272	313,220,803	28,513,446
Comstock ‘P’	377,562,166	401,741	90,690,176	30,783,509	22,901,766	340,959,006	22,288,046
Developing Growth ‘P’	171,135,485	171,820	111,123,325	2,681,455	(12,125,995)	50,739,440	3,706,578
Dividend Growth ‘P’	140,882,384	45,764,280	20,424,326	8,745,947	10,453,180	185,421,465	10,079,643
Equity Index ‘P’	192,181,092	109,851,703	33,820,830	3,717,973	28,872,938	300,802,876	5,648,331
Growth ‘P’	233,358,930	249,520	46,445,484	13,945,781	(9,805,501)	191,303,246	8,291,692
Large-Cap Growth ‘P’	363,144,320	459,374	73,434,318	24,860,128	(25,596,287)	289,433,217	30,052,843
Large-Cap Value ‘P’	586,996,082	65,969,966	70,186,315	28,184,354	51,001,794	661,965,881	31,198,572
Long/Short Large-Cap ‘P’	438,434,359	407,652	169,338,166	56,532,776	(34,605,870)	291,430,751	18,623,277
Main Street Core ‘P’	321,270,298	310,778	55,400,491	24,133,985	10,160,218	300,474,788	8,201,325

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2016	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2016
Portfolio/Underlying Funds						Ending Value	Share Balance
Mid-Cap Equity ‘P’	$191,176,704	$73,835,841	$37,808,487	$8,407,549	$37,011,853	$272,623,460	13,082,375
Mid-Cap Growth ‘P’	127,129,360	154,398	47,355,694	532,835	4,619,280	85,080,179	7,530,629
Mid-Cap Value ‘P’	313,659,027	164,897,954	61,996,116	20,673,298	46,236,358	483,470,521	20,522,531
Small-Cap Equity ‘P’	199,969,648	195,961	39,834,222	14,244,793	41,842,548	216,418,728	8,632,029
Small-Cap Growth ‘P’	-	73,326,398	3,317,738	297,440	7,575,511	77,881,611	7,030,278
Small-Cap Index ‘P’	146,811,552	83,469,277	36,368,988	12,583,309	34,586,518	241,081,668	11,619,614
Small-Cap Value ‘P’	61,338,196	52,039,479	21,006,551	4,634,816	25,903,200	122,909,140	5,143,673
Value Advantage ‘P’	382,108,012	85,157,725	59,902,279	15,658,309	56,808,768	479,830,535	32,180,200
Emerging Markets ‘P’	415,012,346	155,643,316	63,428,030	(8,842,074)	48,383,646	546,769,204	38,323,667
International Large-Cap ‘P’	666,173,815	671,950	214,762,245	31,255,871	(37,436,533)	445,902,858	55,315,125
International Small-Cap ‘P’	588,087,283	603,425	183,902,002	46,890,624	(31,976,867)	419,702,463	35,036,388
International Value ‘P’	291,447,840	28,071,757	28,519,694	2,730,563	7,373,072	301,103,538	25,481,570
Real Estate ‘P’	198,735,150	155,494	93,201,078	25,371,629	(14,110,109)	116,951,086	4,797,580
Absolute Return ‘P’ (1)	484,374,381	222,428	473,895,460	(28,569,532)	17,868,183	-	-
Currency Strategies ‘P’	527,287,990	536,546	79,921,193	8,666,024	16,942,616	473,511,983	41,573,584
Equity Long/Short ‘P’	518,629,643	383,280	68,870,179	11,212,577	42,879,824	504,235,145	39,046,331
Global Absolute Return ‘P’	457,274,558	316,360	112,225,143	9,462,029	7,970,292	362,798,096	32,005,628
Total	$12,851,458,904	$1,782,728,819	$3,378,790,615	$469,524,952	$526,408,463	$12,251,330,523

Portfolio Optimization Growth
Core Income ‘P’	$116,754,042	$130,328	$25,856,732	$262,184	$5,857,748	$97,147,570	9,527,815
Diversified Bond ‘P’	891,763,173	139,687,833	97,208,773	16,971,796	26,755,255	977,969,284	78,606,819
Floating Rate Income ‘P’	95,267,752	12,613	78,850,689	2,533,323	1,247,639	20,210,638	1,787,275
Floating Rate Loan ‘P’	140,047,626	11,538	126,224,421	3,390,432	2,988,861	20,214,036	2,287,764
High Yield Bond ‘P’	99,369,813	5,126	38,765,939	(1,313,470)	13,212,422	72,507,952	8,911,094
Inflation Managed ‘P’	45,717,348	26,009,308	6,804,844	124,378	2,329,997	67,376,187	5,858,462
Inflation Strategy ‘P’	34,284,523	50,963	6,645,281	44,711	740,474	28,475,390	2,825,065
Managed Bond ‘P’	593,464,250	99,547,102	64,766,729	6,854,350	9,968,874	645,067,847	48,141,145
Short Duration Bond ‘P’	-	177,873,165	178,260,962	387,797	-	-	-
Emerging Markets Debt ‘P’	165,797,845	63,324	117,701,083	180,818	21,376,851	69,717,755	6,346,620
Comstock ‘P’	344,158,302	-	94,293,843	29,428,149	16,007,256	295,299,864	19,303,367
Developing Growth ‘P’	152,667,036	-	93,500,492	5,822,333	(12,913,545)	52,075,332	3,804,166
Dividend Growth ‘P’	145,219,881	32,418,968	21,700,097	9,099,652	9,096,087	174,134,491	9,466,075
Equity Index ‘P’	213,084,685	41,507,868	32,336,877	3,011,250	24,116,413	249,383,339	4,682,800
Growth ‘P’	280,578,020	165,525	59,243,481	17,710,025	(12,966,930)	226,243,159	9,806,099
Large-Cap Growth ‘P’	420,030,857	136,885	108,488,477	36,254,936	(38,941,319)	308,992,882	32,083,790
Large-Cap Value ‘P’	554,566,628	45,243,528	68,249,664	25,531,178	46,152,411	603,244,081	28,431,003
Long/Short Large-Cap ‘P’	562,988,216	-	267,170,377	78,188,938	(57,841,847)	316,164,930	20,203,864
Main Street Core ‘P’	334,764,858	-	95,047,991	40,500,386	(9,506,030)	270,711,223	7,388,942
Mid-Cap Equity ‘P’	244,870,154	106,926,061	54,013,193	10,932,122	47,450,427	356,165,571	17,091,308
Mid-Cap Growth ‘P’	128,799,999	15,699	44,241,624	7,932,476	(2,577,873)	89,928,677	7,959,780
Mid-Cap Value ‘P’	400,382,241	255,458,323	88,807,822	27,532,272	61,264,413	655,829,427	27,838,884
Small-Cap Equity ‘P’	202,277,296	-	51,871,816	16,832,952	35,289,437	202,527,869	8,077,982
Small-Cap Growth ‘P’	-	70,644,185	2,532,811	215,303	7,365,801	75,692,478	6,832,668
Small-Cap Index ‘P’	152,411,480	197,346,566	55,504,995	12,121,120	60,620,767	366,994,938	17,688,361
Small-Cap Value ‘P’	126,707,443	67,567,596	39,792,449	3,675,104	46,221,418	204,379,112	8,553,141
Value Advantage ‘P’	393,030,350	74,560,306	63,678,405	15,666,754	55,116,433	474,695,438	31,835,811
Emerging Markets ‘P’	452,418,265	260,391,682	93,812,898	(14,334,443)	63,227,719	667,890,325	46,813,183
International Large-Cap ‘P’	682,018,454	49,111,420	74,628,220	10,392,946	(9,558,231)	657,336,369	81,543,867
International Small-Cap ‘P’	619,036,014	426,709	188,980,334	48,228,028	(32,323,641)	446,386,776	37,263,970
International Value ‘P’	292,081,912	64,489,924	36,572,347	4,129,179	8,557,972	332,686,640	28,154,362
Real Estate ‘P’	217,472,044	323,375	40,118,222	10,662,529	3,398,079	191,737,805	7,865,489
Absolute Return ‘P’ (1)	337,729,397	-	329,720,510	(20,466,681)	12,457,794	-	-
Currency Strategies ‘P’	486,107,180	431,117	118,326,918	12,836,680	10,081,399	391,129,458	34,340,532
Equity Long/Short ‘P’	535,320,586	-	164,938,649	25,451,714	20,934,063	416,767,714	32,273,138
Global Absolute Return ‘P’	299,538,985	182,982	110,384,682	9,262,595	700,869	199,300,749	17,582,081
Total	$10,760,726,655	$1,710,740,019	$3,139,042,647	$456,053,816	$435,907,463	$10,224,385,306

Portfolio Optimization Aggressive-Growth
Diversified Bond ‘P’	$104,646,815	$10,522,995	$12,127,023	$1,524,640	$3,984,534	$108,551,961	8,725,145
Managed Bond ‘P’	69,595,045	118,189	12,081,088	779,364	1,373,433	59,784,943	4,461,725
Comstock ‘P’	79,927,070	228,984	23,866,059	7,353,127	2,767,825	66,410,947	4,341,197
Dividend Growth ‘P’	34,980,800	7,577,664	4,879,024	2,044,620	2,337,268	42,061,328	2,286,484
Developing Growth ‘P’	41,942,802	709,146	27,849,008	593,963	(3,082,064)	12,314,839	899,614
Equity Index ‘P’	46,465,081	10,192,428	6,484,010	623,530	5,480,141	56,277,170	1,056,746
Growth ‘P’	68,246,552	84,185	18,239,682	5,421,660	(4,444,496)	51,068,219	2,213,459
Large-Cap Growth ‘P’	93,943,277	82,541	22,485,126	8,264,487	(8,764,463)	71,040,716	7,376,401
Large-Cap Value ‘P’	127,554,331	10,138,818	14,832,101	5,759,438	10,742,411	139,362,897	6,568,199
Long/Short Large-Cap ‘P’	144,582,085	78,801	78,120,062	24,474,740	(20,384,723)	70,630,841	4,513,517
Main Street Core ‘P’	69,891,803	87,027	18,071,019	7,706,203	(1,044,926)	58,569,088	1,598,617
Mid-Cap Equity ‘P’	65,254,547	20,645,193	11,906,473	2,454,615	12,047,540	88,495,422	4,246,628

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2016	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2016
Portfolio/Underlying Funds						Ending Value	Share Balance
Mid-Cap Growth ‘P’	$34,928,140	$36,433	$12,594,017	$2,192,380	($779,430)	$23,783,506	2,105,129
Mid-Cap Value ‘P’	114,880,864	43,643,106	17,941,271	5,713,082	16,618,317	162,914,098	6,915,436
Small-Cap Equity ‘P’	81,202,851	386,277	31,391,340	9,591,432	8,405,631	68,194,851	2,720,005
Small-Cap Growth ‘P’	-	16,323,386	517,002	42,091	1,708,091	17,556,566	1,584,810
Small-Cap Index ‘P’	52,146,243	27,645,292	11,906,533	4,325,671	11,805,044	84,015,717	4,049,375
Small-Cap Value ‘P’	55,978,049	11,330,841	11,735,487	4,259,894	13,943,290	73,776,587	3,087,505
Value Advantage ‘P’	92,481,987	13,706,072	12,833,392	3,215,280	13,130,117	109,700,064	7,357,118
Emerging Markets ‘P’	153,448,975	49,755,977	24,786,164	(3,527,673)	17,617,057	192,508,172	13,493,114
International Large-Cap ‘P’	197,750,144	189,229	21,753,817	3,015,281	(3,328,360)	175,872,477	21,817,326
International Small-Cap ‘P’	178,074,535	195,855	62,962,048	15,882,426	(11,864,136)	119,326,632	9,961,281
International Value ‘P’	92,137,366	5,364,241	8,371,919	61,294	2,790,791	91,981,773	7,784,166
Absolute Return ‘P’ (1)	16,264,844	1,812	15,698,758	(1,167,755)	599,857	-	-
Real Estate ‘P’	59,272,490	8,083,267	9,605,432	2,517,271	1,437,425	61,705,021	2,531,270
Currency Strategies ‘P’	95,133,762	150,545	15,857,236	1,722,739	2,877,505	84,027,315	7,377,462
Equity Long/Short ‘P’	94,577,080	133,351	14,398,924	2,227,436	7,339,145	89,878,088	6,959,867
Global Absolute Return ‘P’	47,615,623	66,676	6,842,903	578,480	1,421,434	42,839,310	3,779,234
Total	$2,312,923,161	$237,478,331	$530,136,918	$117,649,716	$84,734,258	$2,222,648,548

(1)	All shares in the Absolute Return Portfolio were fully redeemed on October 31, 2016.

As of December 31, 2016, Pacific Life owned 72.11% of the total shares outstanding of the Diversified Alternatives Portfolio.

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds in the Pacific Funds Series Trust. Pacific Funds Series Trust is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. PLFA is the Investment Adviser to Pacific Funds Series Trust. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV without a sales load, of Class A and/or Class P shares of the corresponding series of the Pacific Funds Series Trust. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the year ended December 31, 2016, such expenses increased by $45,333 for all applicable Funds presented in these financial statements as a result of the market value appreciation on such accounts. As of December 31, 2016, the total amount in the DCP Liability accounts was $712,682 for all applicable Funds presented in these financial statements.

E. OFFICERS OF THE TRUST

All officers of the Trust are also officers of Pacific Life and/or PLFA and received no compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

G. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board will be asked to determine that the transactions were conducted in compliance with applicable Trust policies and procedures.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended December 31, 2016, the purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act are summarized in the following table:

Portfolio	Purchases	Sales	Net Realized Gain (Loss)
Comstock	$-	$82,770,016	$14,150,842
Developing Growth	-	20,990,544	795,165
Dividend Growth	53,719,385	-	-
Equity Index	109,524,526	-	-
Growth	-	28,835,622	5,650,641
Large-Cap Growth	-	36,395,966	4,832,979
Large-Cap Value	62,594,680	-	-
Long/Short Large-Cap	20,302,429	193,664,633	2,428,022
Main Street Core	-	46,558,495	6,836,006
Mid-Cap Equity	34,033,801	-	-
Mid-Cap Growth	-	23,107,475	194,230

Portfolio	Purchases	Sales	Net Realized Gain (Loss)
Mid-Cap Value	$89,614,073	$-	$-
Small-Cap Equity	1,052,849	43,492,935	2,549,728
Small-Cap Index	60,696,134	437,622	132,304
Small-Cap Value	7,349,733	-	-
Value Advantage	71,907,346	-	-
Emerging Markets	5,903,799	-	-
International Large-Cap	-	12,911,565	(679)
International Small-Cap	-	2,749,483	1,197,805
International Value	8,310,243	-	-
Real Estate	-	32,683,988	5,942,772

8. SECURITIES LENDING

The Trust, on behalf of the Long/Short Large-Cap Portfolio, entered into an agreement with State Street Bank and Trust Company (the “Lending Agreement”) to provide securities lending services to the Long/Short Large-Cap Portfolio.

Under this securities lending services program, the cash collateral received from borrowers for securities on loan are used to finance the costs of borrowing securities sold short, in order to help achieve the Long/Short Large-Cap Portfolio’s stated investment objective. The proceeds from sales of securities sold short are then used to purchase long positions in excess of the value of the Long/Short Large-Cap Portfolio’s net assets (see Note 4 — Borrowings and Other Financing Transactions).

Income generated from securities lending is recorded as investment income (securities lending). Cash collateral received is recorded as an asset (cash collateral received for securities on loan) and the same amount is recorded as a liability (payable upon return of securities loaned).

Under the Lending Agreement, the borrowers pay the Long/Short Large-Cap Portfolio’s negotiated lenders’ fees and the Long/Short Large-Cap Portfolio receives cash collateral in an amount equal to 102% of the market value of loaned securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or foreign securities denominated in U.S. dollars, and 105% of the market value of loaned foreign securities, at the inception of each loan. The borrower of securities is at all times required to post cash collateral to the Long/Short Large-Cap Portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the Long/Short Large-Cap Portfolio could experience delays and costs in recovering the securities loaned or possible loss of rights to the collateral.

The Long/Short Large-Cap Portfolio retained beneficial ownership and all economic benefits in the securities it has loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. The manager of the Long/Short Large-Cap Portfolio has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Trust’s policy that the Fund’s manager votes on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the Fund’s manager, the Trust or its securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

9. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing under the line of credit agreement is the higher of the Federal funds effective rate or the One-Month LIBOR rate, plus 1.25%. The Trust pays the Bank a commitment fee equal to 0.25% (0.20% prior to August 26, 2016) per annum on the daily unused portion of the committed line of credit, up to an annual maximum of $187,500 ($150,000 prior to August 26, 2016). As of December 31, 2016, the actual interest rate on borrowing by the Trust was 2.02%. The committed line of credit will expire on August 25, 2017, unless renewed, and is available to all Funds presented in these financial statements except the Small-Cap Growth, Diversified Alternatives, Equity Long/Short, Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios. The commitment fees and interest incurred by each applicable Fund presented in these financial statements are recorded as an expense. The commitment fees are allocated to each applicable Fund in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable Fund. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that each applicable Fund had a loan outstanding were as follows:

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Diversified Bond	1.69%	$5,995,271
Inflation Managed	1.68%	769,924
Managed Bond	1.77%	6,117,778
Short Duration Bond	1.79%	264,840
Emerging Markets Debt	1.70%	759,020
Comstock	1.99%	290,771
Developing Growth	1.79%	887,839
Equity Index	1.67%	2,129,724
Focused Growth	1.68%	159,736

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Growth	1.73%	$662,350
Large-Cap Growth	1.74%	1,084,839
Large-Cap Value	1.88%	1,440,291
Mid-Cap Equity	1.77%	$832,921
Small-Cap Equity	1.90%	424,540
International Large-Cap	2.02%	9,403,250
International Value	1.78%	253,142
Real Estate	1.68%	1,561,474
Technology	1.78%	694,282

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

None of the Funds presented in these financial statements had a loan outstanding in connection with this revolving line of credit agreement as of December 31, 2016.

10. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments on senior loan participations and assignments (see Note 4), if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of December 31, 2016, the Floating Rate Income and Floating Rate Loan Portfolios had unfunded loan commitments of $953,732 and $893,552, respectively (see details in the Notes to Schedules of Investments).

11. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 2016, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
Core Income	$23,383,450	$32,515,088
Diversified Bond	6,312,833,660	5,897,554,837
Inflation Managed	1,557,107,254	1,455,105,233
Inflation Strategy	369,277,088	238,819,851
Managed Bond	19,117,755,128	18,914,025,639
Short Duration Bond	1,206,421,575	1,165,277,872
Global Absolute Return	-	2,936,968

	Other Securities
Portfolio	Purchases	Sales
Core Income	$231,114,800	$249,006,294
Diversified Bond	616,549,962	786,559,508
Floating Rate Income	392,752,585	491,314,579
Floating Rate Loan	177,345,100	393,838,734
High Yield Bond	479,773,546	668,625,442
Inflation Managed	144,455,764	203,356,884
Inflation Strategy	18,796,916	23,641,095
Managed Bond	533,759,667	597,519,185
Short Duration Bond	828,524,461	446,882,086
Emerging Markets Debt	466,040,797	745,807,341
Comstock	167,218,048	409,257,369
Developing Growth	758,411,940	1,017,110,885
Dividend Growth	231,620,283	182,258,664
Equity Index	235,014,174	160,222,558
Focused Growth	80,695,371	103,505,621
Growth	238,458,147	440,832,075
Large-Cap Growth	864,583,839	1,130,666,880
Large-Cap Value	240,136,925	240,067,193
Long/Short Large-Cap	1,771,835,288	2,215,230,537
Main Street Core	369,233,416	551,764,628
Mid-Cap Equity	1,329,127,742	1,261,814,278
Mid-Cap Growth	124,779,425	295,511,720
Mid-Cap Value	985,578,771	652,095,233
Small-Cap Equity	153,764,552	264,843,192

	Other Securities
Portfolio	Purchases	Sales
Small-Cap Growth	$177,520,235	$14,661,346
Small-Cap Index	391,921,916	174,107,751
Small-Cap Value	405,870,838	346,342,848
Value Advantage	379,660,669	311,432,889
Emerging Markets	842,735,275	533,265,499
International Large-Cap	342,026,770	620,814,338
International Small-Cap	650,446,035	1,092,298,281
International Value	623,971,435	602,510,182
Health Sciences	160,548,591	208,657,552
Real Estate	148,703,974	291,233,231
Technology	89,786,669	91,518,575
Currency Strategies	40,084,000	146,431,000
Diversified Alternatives	1,279,892	470,606
Global Absolute Return	594,744,534	722,217,359
Pacific Dynamix – Conservative Growth	70,520,131	41,239,320
Pacific Dynamix – Moderate Growth	156,626,156	88,350,907
Pacific Dynamix – Growth	58,917,267	68,037,587
Portfolio Optimization Conservative	637,315,326	867,167,806
Portfolio Optimization Moderate-Conservative	557,098,142	1,002,603,362
Portfolio Optimization Moderate	1,782,728,819	3,378,790,615
Portfolio Optimization Growth	1,710,740,019	3,139,042,647
Portfolio Optimization Aggressive-Growth	237,478,331	530,136,918
PSF DFA Balanced Allocation	38,017,615	5,637,303

12. SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of December 31, 2016, are summarized in the following table:

		Remaining Contractual Maturity of the Agreements
Portfolio/Secured Borrowing	Collateral Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total

Inflation Managed
Sale-buyback financing transactions	U.S. Treasury Obligations	$-	$608,424,359	$-	$-	$608,424,359
Total borrowings		$-	$608,424,359	$-	$-	$608,424,359

Inflation Strategy
Sale-buyback financing transactions	U.S. Treasury Obligations	$-	$157,047,362	$-	$-	$157,047,362
Total borrowings		$-	$157,047,362	$-	$-	$157,047,362

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

		Remaining Contractual Maturity of the Agreements
Portfolio/Secured Borrowing	Collateral Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total

Managed Bond
Reverse repurchase agreements	U.S. Treasury Obligations	$62,840,375	$-	$-	$-	$62,840,375
Sale-buyback financing transactions	U.S. Treasury Obligations	-	130,009,313	-	-	130,009,313
Total borrowings		$62,840,375	$130,009,313	$-	$-	$192,849,688

Long/Short Large-Cap
Securities lending transactions	Cash and Cash Equivalents	$252,517,076	$-	$-	$-	$252,517,076
Total borrowings		$252,517,076	$-	$-	$-	$252,517,076

13. FEDERAL INCOME TAX INFORMATION

Each Fund presented in these financial statements is treated as a partnership for Federal income tax purposes. A Fund that is treated as a partnership for Federal income tax purposes is not subject to income tax; and any income, gains, losses, deductions, and credits of the Fund are instead “passed through” pro rata to the insurance companies whose separate accounts invest in the Fund and retain the same character for Federal income tax purposes. An insurance company may benefit from this tax treatment. No dividends and capital gains distributions have been made by the Funds under the current dividend and distribution policy since partnerships are not required to distribute taxable income and capital gains for Federal income tax purposes (see Note 2B).

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments for Federal income tax purposes as of December 31, 2016, were as follows:

		Gross	Gross	Net Unrealized
Portfolio	Total Cost of Investments on Tax Basis (1)	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Appreciation (Depreciation) on Investments
Core Income	$360,285,506	$3,018,791	($4,378,033)	($1,359,242)
Diversified Bond	4,217,439,118	42,456,001	(139,143,041)	(96,687,040)
Floating Rate Income	367,870,785	8,011,540	(1,145,244)	6,866,296
Floating Rate Loan	524,219,310	8,436,509	(10,134,099)	(1,697,590)
High Yield Bond	863,666,186	34,543,016	(21,941,901)	12,601,115
Inflation Managed	1,280,329,229	5,385,558	(69,262,889)	(63,877,331)
Inflation Strategy	388,533,904	1,690,434	(6,466,649)	(4,776,215)
Managed Bond	4,940,288,443	37,879,643	(135,146,776)	(97,267,133)
Short Duration Bond	1,663,152,819	2,609,615	(6,054,783)	(3,445,168)
Emerging Markets Debt	579,515,012	16,360,227	(20,193,332)	(3,833,105)
Comstock	896,712,088	236,357,795	(43,121,761)	193,236,034
Developing Growth	227,037,005	15,889,648	(6,447,971)	9,441,677
Dividend Growth	662,557,086	159,079,861	(6,615,469)	152,464,392
Equity Index	1,704,564,973	665,799,740	(35,445,202)	630,354,538
Focused Growth	120,280,122	17,162,392	(1,555,475)	15,606,917
Growth	810,559,262	185,601,870	(15,904,233)	169,697,637
Large-Cap Growth	830,001,613	126,848,927	(6,688,182)	120,160,745
Large-Cap Value	1,500,482,920	591,354,943	(49,502,518)	541,852,425
Long/Short Large-Cap	953,379,227	71,447,379	(11,643,278)	59,804,101
Main Street Core	1,114,468,985	210,096,844	(21,833,590)	188,263,254
Mid-Cap Equity	943,523,371	151,883,609	(14,429,802)	137,453,807
Mid-Cap Growth	422,179,384	51,011,437	(42,932,596)	8,078,841
Mid-Cap Value	1,397,373,683	180,137,502	(26,372,478)	153,765,024
Small-Cap Equity	476,464,147	141,567,265	(23,415,853)	118,151,412
Small-Cap Growth	166,281,308	20,105,318	(2,436,344)	17,668,974
Small-Cap Index	970,402,332	288,575,079	(74,777,143)	213,797,936
Small-Cap Value	540,798,842	129,912,936	(13,671,594)	116,241,342
Value Advantage	1,056,421,255	204,648,074	(14,674,394)	189,973,680
Emerging Markets	1,857,289,763	150,420,799	(168,348,155)	(17,927,356)
International Large-Cap	1,927,437,567	115,058,865	(148,708,031)	(33,649,166)
International Small-Cap	1,064,087,202	150,360,798	(62,581,218)	87,779,580
International Value	1,021,815,003	75,246,535	(41,447,015)	33,799,520
Health Sciences	318,226,279	22,267,943	(23,267,993)	(1,000,050)
Real Estate	602,212,042	86,184,445	(6,326,880)	79,857,565
Technology	85,231,255	4,221,990	(2,096,048)	2,125,942
Currency Strategies	1,116,772,719	1,832,209	(22,329,444)	(20,497,235)
Diversified Alternatives	2,831,444	144,984	-	144,984
Equity Long/Short	998,799,948	-	(93,085)	(93,085)
Global Absolute Return	823,796,078	30,225,204	(32,511,451)	(2,286,247)
Pacific Dynamix—Conservative Growth	453,587,620	68,981,464	(312,180)	68,669,284
Pacific Dynamix—Moderate Growth	1,700,107,851	325,767,506	(3,227,154)	322,540,352
Pacific Dynamix—Growth	506,031,715	120,427,399	(1,328,929)	119,098,470
Portfolio Optimization Conservative	1,864,519,982	158,403,543	(2,619,722)	155,783,821
Portfolio Optimization Moderate-Conservative	3,031,500,689	481,187,543	(10,068,209)	471,119,334
Portfolio Optimization Moderate	10,339,528,546	1,949,574,632	(37,772,655)	1,911,801,977

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

		Gross	Gross	Net Unrealized
Portfolio	Total Cost of Investments on Tax Basis (1)	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Appreciation (Depreciation) on Investments
Portfolio Optimization Growth	$8,449,211,129	$1,787,942,677	($12,768,500)	$1,775,174,177
Portfolio Optimization Aggressive-Growth	1,825,551,591	407,725,164	(10,628,207)	397,096,957
PSF DFA Balanced Allocation	32,633,043	709,733	(376,122)	333,611

(1)	The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after December 31, 2012.

14. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the year or period ended December 31, 2016 and 2015, were as follows:

	Year Ended December 31, 2016	Year/Period Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
	Core Income Portfolio (1)		Diversified Bond Portfolio		Floating Rate Income Portfolio
Class I
Shares sold	764,904	298,132	7,564,666	7,906,808	1,774,944	2,252,815
Share repurchased	(366,440)	(58,103)	(6,474,676)	(4,495,597)	(1,740,623)	(953,657)
Net increase (decrease)	398,464	240,029	1,089,990	3,411,211	34,321	1,299,158
Shares outstanding, beginning of year or period	240,029	-	27,694,224	24,283,013	4,532,720	3,233,562
Shares outstanding, end of year or period	638,493	240,029	28,784,214	27,694,224	4,567,041	4,532,720

Class P
Shares sold	461,058	42,863,245	42,721,156	15,088,414	590,419	8,646,659
Shares repurchased	(6,190,043)	(2,510,366)	(42,152,375)	(42,188,729)	(12,121,166)	(3,633,568)
Net increase (decrease)	(5,728,985)	40,352,879	568,781	(27,100,315)	(11,530,747)	5,013,091
Shares outstanding, beginning of year or period	40,352,879	-	285,268,887	312,369,202	39,510,148	34,497,057
Shares outstanding, end of year or period	34,623,894	40,352,879	285,837,668	285,268,887	27,979,401	39,510,148

	Floating Rate Loan Portfolio		High Yield Bond Portfolio		Inflation Managed Portfolio
Class I
Shares sold	4,225,994	4,075,772	13,416,479	10,733,690	2,035,212	1,415,545
Share repurchased	(3,417,097)	(5,968,546)	(14,364,761)	(18,348,220)	(6,798,648)	(6,938,794)
Net increase (decrease)	808,897	(1,892,774)	(948,282)	(7,614,530)	(4,763,436)	(5,523,249)
Shares outstanding, beginning of year	21,418,422	23,311,196	43,865,196	51,479,726	38,864,521	44,387,770
Shares outstanding, end of year	22,227,319	21,418,422	42,916,914	43,865,196	34,101,085	38,864,521

Class P
Shares sold	1,382,009	10,641,218	1,788,590	16,246,597	17,329,544	51,067
Shares repurchased	(32,313,463)	(9,789,862)	(39,541,520)	(10,262,287)	(5,355,486)	(37,387,418)
Net increase (decrease)	(30,931,454)	851,356	(37,752,930)	5,984,310	11,974,058	(37,336,351)
Shares outstanding, beginning of year	73,955,693	73,104,337	107,623,230	101,638,920	29,692,233	67,028,584
Shares outstanding, end of year	43,024,239	73,955,693	69,870,300	107,623,230	41,666,291	29,692,233

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
	Inflation Strategy Portfolio		Managed Bond Portfolio		Short Duration Bond Portfolio
Class I
Shares sold	496,225	595,715	3,686,855	3,858,740	5,895,544	7,368,908
Share repurchased	(767,644)	(663,844)	(10,763,743)	(16,159,339)	(7,106,546)	(5,537,801)
Net increase (decrease)	(271,419)	(68,129)	(7,076,888)	(12,300,599)	(1,211,002)	1,831,107
Shares outstanding, beginning of year	1,984,032	2,052,161	77,394,123	89,694,722	44,366,812	42,535,705
Shares outstanding, end of year	1,712,613	1,984,032	70,317,235	77,394,123	43,155,810	44,366,812

Class P
Shares sold	518,136	63,406	28,080,232	8,115,705	98,958,164	1,896,208
Shares repurchased	(4,382,224)	(45,958,340)	(25,656,208)	(22,956,509)	(48,223,794)	(112,933,349)
Net increase (decrease)	(3,864,088)	(45,894,934)	2,424,024	(14,840,804)	50,734,370	(111,037,141)
Shares outstanding, beginning of year	24,747,485	70,642,419	171,164,698	186,005,502	72,017,633	183,054,774
Shares outstanding, end of year	20,883,397	24,747,485	173,588,722	171,164,698	122,752,003	72,017,633

	Emerging Markets Debt Portfolio		Comstock Portfolio		Developing Growth Portfolio
Class I
Shares sold	1,291,888	631,329	884,718	1,920,738	754,063	2,334,309
Share repurchased	(965,910)	(768,753)	(3,039,001)	(2,091,804)	(1,861,893)	(2,348,947)
Net increase (decrease)	325,978	(137,424)	(2,154,283)	(171,066)	(1,107,830)	(14,638)
Shares outstanding, beginning of year	1,651,437	1,788,861	22,087,434	22,258,500	10,723,649	10,738,287
Shares outstanding, end of year	1,977,415	1,651,437	19,933,151	22,087,434	9,615,819	10,723,649

Class P
Shares sold	1,351,454	741,991	1,047,503	469,173	122,723	1,820,069
Shares repurchased	(37,145,000)	(35,230,122)	(21,935,970)	(25,047,279)	(19,583,827)	(7,233,910)
Net increase (decrease)	(35,793,546)	(34,488,131)	(20,888,467)	(24,578,106)	(19,461,104)	(5,413,841)
Shares outstanding, beginning of year	88,269,316	122,757,447	74,731,274	99,309,380	28,542,738	33,956,579
Shares outstanding, end of year	52,475,770	88,269,316	53,842,807	74,731,274	9,081,634	28,542,738

	Dividend Growth Portfolio		Equity Index Portfolio		Focused Growth Portfolio
Class I
Shares sold	2,570,186	1,639,545	4,632,258	6,622,096	1,035,221	2,234,000
Share repurchased	(1,907,360)	(1,949,674)	(4,838,541)	(3,752,763)	(2,195,350)	(1,156,854)
Net increase (decrease)	662,826	(310,129)	(206,283)	2,869,333	(1,160,129)	1,077,146
Shares outstanding, beginning of year	20,867,913	21,178,042	32,169,052	29,299,719	7,732,309	6,655,163
Shares outstanding, end of year	21,530,739	20,867,913	31,962,769	32,169,052	6,572,180	7,732,309

Class P
Shares sold	5,766,024	361,663	3,783,524	22,293	-	-
Shares repurchased	(3,248,867)	(22,965,092)	(1,808,456)	(5,049,008)	-	-
Net increase (decrease)	2,517,157	(22,603,429)	1,975,068	(5,026,715)	-	-
Shares outstanding, beginning of year	22,596,400	45,199,829	10,857,156	15,883,871	843	843
Shares outstanding, end of year	25,113,557	22,596,400	12,832,224	10,857,156	843	843

	Growth Portfolio		Large-Cap Growth Portfolio		Large-Cap Value Portfolio
Class I
Shares sold	1,029,727	1,701,186	1,696,100	5,755,382	869,140	1,591,512
Share repurchased	(3,245,879)	(3,247,458)	(6,226,777)	(3,202,561)	(3,241,227)	(2,745,357)
Net increase (decrease)	(2,216,152)	(1,546,272)	(4,530,677)	2,552,821	(2,372,087)	(1,153,845)
Shares outstanding, beginning of year	23,223,476	24,769,748	25,732,755	23,179,934	21,527,972	22,681,817
Shares outstanding, end of year	21,007,324	23,223,476	21,202,078	25,732,755	19,155,885	21,527,972

Class P
Shares sold	114,643	6,242,204	455,302	5,815,952	8,052,438	807,424
Shares repurchased	(6,410,520)	(6,887,963)	(24,745,740)	(28,148,494)	(10,121,722)	(22,692,791)
Net increase (decrease)	(6,295,877)	(645,759)	(24,290,438)	(22,332,542)	(2,069,284)	(21,885,367)
Shares outstanding, beginning of year	29,212,510	29,858,269	104,053,108	126,385,650	80,853,997	102,739,364
Shares outstanding, end of year	22,916,633	29,212,510	79,762,670	104,053,108	78,784,713	80,853,997

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year/Period Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
	Long/Short Large-Cap Portfolio		Main Street Core Portfolio		Mid-Cap Equity Portfolio
Class I
Shares sold	346,622	959,830	933,018	489,210	1,545,008	1,866,530
Share repurchased	(1,113,248)	(1,901,204)	(2,478,531)	(2,426,142)	(3,405,789)	(2,740,629)
Net increase (decrease)	(766,626)	(941,374)	(1,545,513)	(1,936,932)	(1,860,780)	(874,099)
Shares outstanding, beginning of year	5,473,540	6,414,914	18,645,155	20,582,087	21,124,736	21,998,835
Shares outstanding, end of year	4,706,914	5,473,540	17,099,642	18,645,155	19,263,956	21,124,736

Class P
Shares sold	4,664,356	133,413	238,377	452,286	11,455,575	130,214
Shares repurchased	(37,264,408)	(18,659,225)	(5,493,063)	(6,838,414)	(6,280,181)	(12,569,678)
Net increase (decrease)	(32,600,052)	(18,525,812)	(5,254,686)	(6,386,128)	5,175,393	(12,439,464)
Shares outstanding, beginning of year	80,117,876	98,643,688	25,359,963	31,746,091	30,971,236	43,410,700
Shares outstanding, end of year	47,517,824	80,117,876	20,105,277	25,359,963	36,146,629	30,971,236

	Mid-Cap Growth Portfolio		Mid-Cap Value Portfolio		Small-Cap Equity Portfolio
Class I
Shares sold	1,892,036	2,970,938	1,185,524	1,196,286	1,860,890	540,667
Share repurchased	(4,727,035)	(3,317,285)	(1,178,562)	(1,578,092)	(806,057)	(781,888)
Net increase (decrease)	(2,834,999)	(346,347)	6,962	(381,806)	1,054,833	(241,221)
Shares outstanding, beginning of year	25,244,314	25,590,661	6,342,176	6,723,982	3,674,757	3,915,978
Shares outstanding, end of year	22,409,315	25,244,314	6,349,138	6,342,176	4,729,590	3,674,757

Class P
Shares sold	79,788	156,810	24,205,762	712,340	41,393	5,742,956
Shares repurchased	(13,957,294)	(22,858,651)	(9,062,631)	(15,058,630)	(7,772,099)	(3,558,596)
Net increase (decrease)	(13,877,506)	(22,701,841)	15,143,131	(14,346,290)	(7,730,706)	2,184,360
Shares outstanding, beginning of year	31,473,044	54,174,885	46,518,331	60,864,621	27,780,731	25,596,371
Shares outstanding, end of year	17,595,538	31,473,044	61,661,462	46,518,331	20,050,025	27,780,731

	Small-Cap Growth Portfolio (2)		Small-Cap Index Portfolio		Small-Cap Value Portfolio
Class I
Shares sold			2,630,952	2,526,440	1,997,988	1,345,050
Share repurchased			(2,701,377)	(4,028,392)	(2,262,823)	(2,232,934)
Net increase (decrease)			(70,425)	(1,501,952)	(264,835)	(887,884)
Shares outstanding, beginning of year			23,450,023	24,951,975	12,147,497	13,035,381
Shares outstanding, end of year			23,379,598	23,450,023	11,882,662	12,147,497

Class P
Shares sold	17,265,296		18,447,696	15,796,502	7,097,524	69,966
Shares repurchased	(642,455)		(7,528,780)	(2,851,436)	(3,692,680)	(13,342,797)
Net increase (decrease)	16,622,841		10,918,916	12,945,066	3,404,844	(13,272,831)
Shares outstanding, beginning of year or period	-		22,994,000	10,048,934	14,199,777	27,472,608
Shares outstanding, end of year or period	16,622,841		33,912,916	22,994,000	17,604,621	14,199,777

	Value Advantage Portfolio		Emerging Markets Portfolio		International Large-Cap Portfolio
Class I
Shares sold	928,820	601,474	3,800,733	3,068,297	14,147,511	7,424,562
Share repurchased	(376,912)	(997,671)	(4,156,544)	(4,588,891)	(10,733,800)	(8,109,407)
Net increase (decrease)	551,908	(396,197)	(355,811)	(1,520,594)	3,413,711	(684,845)
Shares outstanding, beginning of year	1,378,442	1,774,639	24,765,972	26,286,566	62,915,192	63,600,037
Shares outstanding, end of year	1,930,350	1,378,442	24,410,161	24,765,972	66,328,903	62,915,192

Class P
Shares sold	17,039,447	21,836,250	36,817,217	4,612,331	7,596,518	8,087,631
Shares repurchased	(12,017,453)	(9,681,834)	(13,566,681)	(8,075,474)	(50,287,996)	(33,731,681)
Net increase (decrease)	5,021,994	12,154,416	23,250,536	(3,463,143)	(42,691,478)	(25,644,050)
Shares outstanding, beginning of year	76,538,057	64,383,641	81,797,017	85,260,160	217,121,816	242,765,866
Shares outstanding, end of year	81,560,051	76,538,057	105,047,553	81,797,017	174,430,338	217,121,816

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2016	Year/Period Ended December 31, 2015	Year Ended December 31, 2016	Year/Period Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
	International Small-Cap Portfolio		International Value Portfolio		Health Sciences Portfolio
Class I
Shares sold	2,194,490	4,003,901	1,815,319	2,240,708	729,345	2,521,751
Share repurchased	(2,672,200)	(2,165,675)	(4,798,124)	(2,746,658)	(2,779,120)	(1,668,001)
Net increase (decrease)	(477,710)	1,838,226	(2,982,805)	(505,950)	(2,049,775)	853,750
Shares outstanding, beginning of year	9,072,344	7,234,118	28,171,823	28,677,773	13,095,721	12,241,971
Shares outstanding, end of year	8,594,634	9,072,344	25,189,018	28,171,823	11,045,946	13,095,721

Class P
Shares sold	167,646	40,368,809	9,392,674	413,520	-	-
Shares repurchased	(39,695,219)	(17,524,201)	(8,768,085)	(25,036,574)	-	-
Net increase (decrease)	(39,527,573)	22,844,608	624,589	(24,623,054)	-	-
Shares outstanding, beginning of year	129,613,389	106,768,781	66,534,893	91,157,947	773	773
Shares outstanding, end of year	90,085,816	129,613,389	67,159,482	66,534,893	773	773

	Real Estate Portfolio		Technology Portfolio		Currency Strategies Portfolio
Class I
Shares sold	1,347,883	2,048,132	2,994,915	4,111,716	397,323	161,328
Share repurchased	(2,487,306)	(4,831,477)	(4,160,038)	(2,506,347)	(305,850)	(216,575)
Net increase (decrease)	(1,139,423)	(2,783,345)	(1,165,123)	1,605,369	91,473	(55,247)
Shares outstanding, beginning of year	14,490,179	17,273,524	18,191,558	16,586,189	371,167	426,414
Shares outstanding, end of year	13,350,756	14,490,179	17,026,435	18,191,558	462,640	371,167

Class P
Shares sold	361,341	4,419,938	-	-	674,329	375,083
Shares repurchased	(5,995,434)	(5,793,613)	-	-	(23,476,773)	(43,929,555)
Net increase (decrease)	(5,634,093)	(1,373,675)	-	-	(22,802,444)	(43,554,472)
Shares outstanding, beginning of year	20,834,574	22,208,249	1,837	1,837	118,681,798	162,236,270
Shares outstanding, end of year	15,200,481	20,834,574	1,837	1,837	95,879,354	118,681,798

	Diversified Alternatives Portfolio (3)		Equity Long/Short Portfolio (1)		Global Absolute Return Portfolio
Class I
Shares sold	82,575	202,559	1,195,605	1,351,149	259,901	565,137
Share repurchased	(4,995)	(11)	(906,138)	(52,011)	(325,163)	(277,027)
Net increase (decrease)	77,580	202,548	289,467	1,299,138	(65,262)	288,110
Shares outstanding, beginning of year or period	202,548	-	1,299,138	-	1,309,819	1,021,709
Shares outstanding, end of year or period	280,128	202,548	1,588,605	1,299,138	1,244,557	1,309,819

Class P
Shares sold			602,570	138,161,592	805,032	2,353,767
Shares repurchased			(23,243,027)	(24,031,139)	(31,023,652)	(45,167,942)
Net increase (decrease)			(22,640,457)	114,130,453	(30,218,620)	(42,814,175)
Shares outstanding, beginning of year or period			114,130,453	-	103,236,834	146,051,009
Shares outstanding, end of year or period			91,489,996	114,130,453	73,018,214	103,236,834

	Pacific Dynamix - Conservative Growth Portfolio		Pacific Dynamix - Moderate Growth Portfolio		Pacific Dynamix - Growth Portfolio
Class I
Shares sold	5,094,124	4,797,020	8,487,202	16,422,796	3,122,078	5,364,103
Share repurchased	(2,856,311)	(3,135,789)	(3,998,941)	(1,143,281)	(3,552,068)	(1,655,665)
Net increase (decrease)	2,237,813	1,661,231	4,488,261	15,279,515	(429,990)	3,708,438
Shares outstanding, beginning of year	34,458,739	32,797,508	113,041,418	97,761,903	34,035,701	30,327,263
Shares outstanding, end of year	36,696,552	34,458,739	117,529,679	113,041,418	33,605,711	34,035,701

	Portfolio Optimization Conservative Portfolio		Portfolio Optimization Moderate-Conservative Portfolio		Portfolio Optimization Moderate Portfolio
Class I
Shares sold	27,773,234	8,511,536	2,683,747	5,025,122	3,012,585	2,772,013
Share repurchased	(46,488,129)	(35,326,652)	(38,830,588)	(45,542,580)	(127,833,080)	(161,243,454)
Net increase (decrease)	(18,714,895)	(26,815,116)	(36,146,841)	(40,517,458)	(124,820,495)	(158,471,441)
Shares outstanding, beginning of year	187,970,779	214,785,895	315,389,441	355,906,899	1,058,042,222	1,216,513,663
Shares outstanding, end of year	169,255,884	187,970,779	279,242,600	315,389,441	933,221,727	1,058,042,222

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year/Period Ended December 31, 2016
	Portfolio Optimization Growth Portfolio		Portfolio Optimization Aggressive-Growth Portfolio		PSF DFA Balanced Allocation Portfolio (4)
Class D
Shares sold					3,674,929
Shares repurchased					(542,620)
Net increase (decrease)					3,132,309
Shares outstanding, beginning of year or period					-
Shares outstanding, end of year or period					3,132,309

Class I
Shares sold	1,522,829	2,227,305	1,201,702	1,614,283
Share repurchased	(110,306,653)	(122,110,388)	(23,354,980)	(25,621,639)
Net increase (decrease)	(108,783,824)	(119,883,083)	(22,153,278)	(24,007,356)
Shares outstanding, beginning of year	858,182,383	978,065,466	183,060,787	207,068,143
Shares outstanding, end of year	749,398,559	858,182,383	160,907,509	183,060,787

(1)	Operations commenced on April 27, 2015.
(2)	Operations commenced on October 28, 2016.
(3)	Operations commenced on October 30, 2015.
(4)	Operations commenced on April 29, 2016.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as to the Equity Index, Small-Cap Equity, and Small-Cap Index Portfolios, the summary schedules of investments), of the Core Income, Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Strategy, Managed Bond, Short Duration Bond, Emerging Markets Debt, Comstock, Developing Growth (formerly named Small-Cap Growth), Dividend Growth, Equity Index, Focused Growth, Growth, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Value Advantage, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, Currency Strategies, Diversified Alternatives, Equity Long/Short, Global Absolute Return, Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth, Pacific Dynamix-Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, PSF DFA Balanced Allocation Portfolios (collectively the “Trust”) (forty-eight of fifty-seven funds comprising Pacific Select Fund) as of December 31, 2016, the related statements of operations for the year then ended (as to the Small-Cap Growth and PSF DFA Balanced Allocation Portfolios for the period from commencement of operations through December 31, 2016), the statements of changes in net assets for each of the two years in the period then ended (as to the Small-Cap Growth and PSF DFA Balanced Allocation Portfolios for the period from commencement of operations through December 31, 2016; and as to the Core Income, Diversified Alternatives, and Equity Long/Short Portfolios for the year ended December 31, 2016 and the period from commencement of operations through December 31, 2015), the statements of cash flows for the year then ended for the Inflation Managed, Inflation Strategy, and Long/Short Large-Cap Portfolios, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets, the cash flows for the Inflation Managed, Inflation Strategy, and Long/Short Large-Cap Portfolios, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 23, 2017

E-1

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2016 to December 31, 2016.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses based on each Fund’s actual performance and each Fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 12/31/16” column shown is derived from the Fund’s actual performance; the “Annualized Expense Ratio” column shows the Fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/16-12/31/16” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2016 to December 31, 2016.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each Fund in your account, simply divide that Fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply this result by the number given for your fund(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/16-12/31/16.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual Fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6 and 7B in Notes to Financial Statements). It assumes that the Fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/16	Ending Account Value at 12/31/16	Annualized Expense Ratio	Expenses Paid During the Period 07/01/16- 12/31/16 (1)
Core Income
Actual
Class I	$1,000.00	$995.60	0.75%	$3.76
Class P	1,000.00	996.60	0.55%	2.76
Hypothetical
Class I	$1,000.00	$1,021.37	0.75%	$3.81
Class P	1,000.00	1,022.37	0.55%	2.80

Diversified Bond
Actual
Class I	$1,000.00	$991.10	0.64%	$3.20
Class P	1,000.00	992.10	0.44%	2.20
Hypothetical
Class I	$1,000.00	$1,021.92	0.64%	$3.25
Class P	1,000.00	1,022.92	0.44%	2.24

Floating Rate Income
Actual
Class I	$1,000.00	$1,050.20	0.91%	$4.69
Class P	1,000.00	1,051.20	0.71%	3.66
Hypothetical
Class I	$1,000.00	$1,020.56	0.91%	$4.62
Class P	1,000.00	1,021.57	0.71%	3.61

Portfolio	Beginning Account Value at 07/01/16	Ending Account Value at 12/31/16	Annualized Expense Ratio	Expenses Paid During the Period 07/01/16- 12/31/16 (1)
Floating Rate Loan
Actual
Class I	$1,000.00	$1,050.20	0.94%	$4.84
Class P	1,000.00	1,051.30	0.74%	3.82
Hypothetical
Class I	$1,000.00	$1,020.41	0.94%	$4.77
Class P	1,000.00	1,021.42	0.74%	3.76

High Yield Bond
Actual
Class I	$1,000.00	$1,077.60	0.64%	$3.34
Class P	1,000.00	1,078.70	0.44%	2.30
Hypothetical
Class I	$1,000.00	$1,021.92	0.64%	$3.25
Class P	1,000.00	1,022.92	0.44%	2.24

Inflation Managed
Actual
Class I	$1,000.00	$989.20	1.02%	$5.10
Class P	1,000.00	990.20	0.81%	4.05
Hypothetical
Class I	$1,000.00	$1,020.01	1.02%	$5.18
Class P	1,000.00	1,021.06	0.81%	4.12

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/16	Ending Account Value at 12/31/16	Annualized Expense Ratio	Expenses Paid During the Period 07/01/16- 12/31/16 (1)
Inflation Strategy
Actual
Class I	$1,000.00	$975.80	0.67%	$3.33
Class P	1,000.00	976.70	0.47%	2.34
Hypothetical
Class I	$1,000.00	$1,021.77	0.67%	$3.40
Class P	1,000.00	1,022.77	0.47%	2.39

Managed Bond
Actual
Class I	$1,000.00	$986.80	0.70%	$3.50
Class P	1,000.00	987.80	0.50%	2.50
Hypothetical
Class I	$1,000.00	$1,021.62	0.70%	$3.56
Class P	1,000.00	1,022.62	0.50%	2.54

Short Duration Bond
Actual
Class I	$1,000.00	$1,000.00	0.63%	$3.17
Class P	1,000.00	1,001.00	0.43%	2.16
Hypothetical
Class I	$1,000.00	$1,021.97	0.63%	$3.20
Class P	1,000.00	1,022.97	0.43%	2.19

Emerging Markets Debt
Actual
Class I	$1,000.00	$1,022.70	1.05%	$5.34
Class P	1,000.00	1,023.70	0.85%	4.32
Hypothetical
Class I	$1,000.00	$1,019.86	1.05%	$5.33
Class P	1,000.00	1,020.86	0.85%	4.32

Comstock
Actual
Class I	$1,000.00	$1,177.00	0.93%	$5.09
Class P	1,000.00	1,178.20	0.73%	4.00
Hypothetical
Class I	$1,000.00	$1,020.46	0.93%	$4.72
Class P	1,000.00	1,021.47	0.73%	3.71

Developing Growth
Actual
Class I	$1,000.00	$1,063.20	0.83%	$4.30
Class P	1,000.00	1,064.30	0.63%	3.27
Hypothetical
Class I	$1,000.00	$1,020.96	0.83%	$4.22
Class P	1,000.00	1,021.97	0.63%	3.20

Dividend Growth
Actual
Class I	$1,000.00	$1,043.90	0.89%	$4.57
Class P	1,000.00	1,044.90	0.69%	3.55
Hypothetical
Class I	$1,000.00	$1,020.66	0.89%	$4.52
Class P	1,000.00	1,021.67	0.69%	3.51

Equity Index
Actual
Class I	$1,000.00	$1,076.50	0.28%	$1.46
Class P	1,000.00	1,077.60	0.08%	0.42
Hypothetical
Class I	$1,000.00	$1,023.73	0.28%	$1.42
Class P	1,000.00	1,024.73	0.08%	0.41

Portfolio	Beginning Account Value at 07/01/16	Ending Account Value at 12/31/16	Annualized Expense Ratio	Expenses Paid During the Period 07/01/16- 12/31/16 (1)
Focused Growth
Actual
Class I	$1,000.00	$1,043.30	0.99%	$5.08
Class P	1,000.00	1,044.50	0.77%	3.96
Hypothetical
Class I	$1,000.00	$1,020.16	0.99%	$5.03
Class P	1,000.00	1,021.27	0.77%	3.91

Growth
Actual
Class I	$1,000.00	$1,022.90	0.78%	$3.97
Class P	1,000.00	1,023.90	0.58%	2.95
Hypothetical
Class I	$1,000.00	$1,021.22	0.78%	$3.96
Class P	1,000.00	1,022.22	0.58%	2.95

Large-Cap Growth
Actual
Class I	$1,000.00	$1,049.20	0.90%	$4.64
Class P	1,000.00	1,050.30	0.70%	3.61
Hypothetical
Class I	$1,000.00	$1,020.61	0.90%	$4.57
Class P	1,000.00	1,021.62	0.70%	3.56

Large-Cap Value
Actual
Class I	$1,000.00	$1,095.90	0.82%	$4.32
Class P	1,000.00	1,097.00	0.62%	3.27
Hypothetical
Class I	$1,000.00	$1,021.01	0.82%	$4.17
Class P	1,000.00	1,022.02	0.62%	3.15

Long/Short Large-Cap
Actual
Class I	$1,000.00	$1,112.60	2.18%	$11.58
Class P	1,000.00	1,113.70	1.98%	10.52
Hypothetical
Class I	$1,000.00	$1,014.18	2.18%	$11.04
Class P	1,000.00	1,015.18	1.98%	10.03

Main Street Core
Actual
Class I	$1,000.00	$1,068.00	0.68%	$3.53
Class P	1,000.00	1,069.10	0.48%	2.50
Hypothetical
Class I	$1,000.00	$1,021.72	0.68%	$3.46
Class P	1,000.00	1,022.72	0.48%	2.44

Mid-Cap Equity
Actual
Class I	$1,000.00	$1,126.10	0.88%	$4.70
Class P	1,000.00	1,127.20	0.68%	3.64
Hypothetical
Class I	$1,000.00	$1,020.71	0.88%	$4.47
Class P	1,000.00	1,021.72	0.68%	3.46

Mid-Cap Growth
Actual
Class I	$1,000.00	$1,041.20	0.90%	$4.62
Class P	1,000.00	1,042.30	0.71%	3.64
Hypothetical
Class I	$1,000.00	$1,020.61	0.90%	$4.57
Class P	1,000.00	1,021.57	0.71%	3.61

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/16	Ending Account Value at 12/31/16	Annualized Expense Ratio	Expenses Paid During the Period 07/01/16- 12/31/16 (1)
Mid-Cap Value
Actual
Class I	$1,000.00	$1,116.20	0.91%	$4.84
Class P	1,000.00	1,117.30	0.71%	3.78
Hypothetical
Class I	$1,000.00	$1,020.56	0.91%	$4.62
Class P	1,000.00	1,021.57	0.71%	3.61

Small-Cap Equity
Actual
Class I	$1,000.00	$1,199.40	0.89%	$4.92
Class P	1,000.00	1,200.60	0.69%	3.82
Hypothetical
Class I	$1,000.00	$1,020.66	0.89%	$4.52
Class P	1,000.00	1,021.67	0.69%	3.51

Small-Cap Growth (2)
Actual
Class P	$1,000.00	$1,107.80	0.82%	$1.53
Hypothetical
Class P	$1,000.00	$1,021.01	0.82%	$4.17

Small-Cap Index
Actual
Class I	$1,000.00	$1,183.30	0.53%	$2.91
Class P	1,000.00	1,184.50	0.33%	1.81
Hypothetical
Class I	$1,000.00	$1,022.47	0.53%	$2.69
Class P	1,000.00	1,023.48	0.33%	1.68

Small-Cap Value
Actual
Class I	$1,000.00	$1,240.50	0.97%	$5.46
Class P	1,000.00	1,241.70	0.77%	4.34
Hypothetical
Class I	$1,000.00	$1,020.26	0.97%	$4.93
Class P	1,000.00	1,021.27	0.77%	3.91

Value Advantage
Actual
Class I	$1,000.00	$1,132.10	0.89%	$4.77
Class P	1,000.00	1,133.20	0.69%	3.70
Hypothetical
Class I	$1,000.00	$1,020.66	0.89%	$4.52
Class P	1,000.00	1,021.67	0.69%	3.51

Emerging Markets
Actual
Class I	$1,000.00	$1,031.60	1.07%	$5.46
Class P	1,000.00	1,032.60	0.87%	4.45
Hypothetical
Class I	$1,000.00	$1,019.76	1.07%	$5.43
Class P	1,000.00	1,020.76	0.87%	4.42

International Large-Cap
Actual
Class I	$1,000.00	$1,039.20	1.00%	$5.13
Class P	1,000.00	1,040.30	0.80%	4.10
Hypothetical
Class I	$1,000.00	$1,020.11	1.00%	$5.08
Class P	1,000.00	1,021.11	0.80%	4.06

Portfolio	Beginning Account Value at 07/01/16	Ending Account Value at 12/31/16	Annualized Expense Ratio	Expenses Paid During the Period 07/01/16- 12/31/16 (1)
International Small-Cap
Actual
Class I	$1,000.00	$1,047.00	1.09%	$5.61
Class P	1,000.00	1,048.00	0.90%	4.63
Hypothetical
Class I	$1,000.00	$1,019.66	1.09%	$5.53
Class P	1,000.00	1,020.61	0.90%	4.57

International Value
Actual
Class I	$1,000.00	$1,106.90	0.89%	$4.71
Class P	1,000.00	1,108.00	0.69%	3.66
Hypothetical
Class I	$1,000.00	$1,020.66	0.89%	$4.52
Class P	1,000.00	1,021.67	0.69%	3.51

Health Sciences
Actual
Class I	$1,000.00	$971.40	1.13%	$5.60
Class P	1,000.00	972.40	0.91%	4.51
Hypothetical
Class I	$1,000.00	$1,019.46	1.13%	$5.74
Class P	1,000.00	1,020.56	0.91%	4.62

Real Estate
Actual
Class I	$1,000.00	$966.50	1.06%	$5.24
Class P	1,000.00	967.40	0.86%	4.25
Hypothetical
Class I	$1,000.00	$1,019.81	1.06%	$5.38
Class P	1,000.00	1,020.81	0.86%	4.37

Technology
Actual
Class I	$1,000.00	$1,031.50	1.17%	$5.97
Class P	1,000.00	1,032.60	0.95%	4.85
Hypothetical
Class I	$1,000.00	$1,019.25	1.17%	$5.94
Class P	1,000.00	1,020.36	0.95%	4.82

Currency Strategies
Actual
Class I	$1,000.00	$991.80	0.90%	$4.51
Class P	1,000.00	992.80	0.70%	3.51
Hypothetical
Class I	$1,000.00	$1,020.61	0.90%	$4.57
Class P	1,000.00	1,021.62	0.70%	3.56

Diversified Alternatives (3)
Actual
Class I	$1,000.00	$1,021.90	0.50%	$2.54
Hypothetical
Class I	$1,000.00	$1,022.62	0.50%	$2.54

Equity Long/Short
Actual
Class I	$1,000.00	$1,101.10	1.25%	$6.60
Class P	1,000.00	1,102.20	1.05%	5.55
Hypothetical
Class I	$1,000.00	$1,018.85	1.25%	$6.34
Class P	1,000.00	1,019.86	1.05%	5.33

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/16	Ending Account Value at 12/31/16	Annualized Expense Ratio	Expenses Paid During the Period 07/01/16- 12/31/16 (1)
Global Absolute Return
Actual
Class I	$1,000.00	$1,025.50	1.11%	$5.65
Class P	1,000.00	1,026.50	0.91%	4.64
Hypothetical
Class I	$1,000.00	$1,019.56	1.11%	$5.63
Class P	1,000.00	1,020.56	0.91%	4.62

Pacific Dynamix-Conservative Growth (3)
Actual
Class I	$1,000.00	$1,026.60	0.37%	$1.88
Hypothetical
Class I	$1,000.00	$1,023.28	0.37%	$1.88

Pacific Dynamix-Moderate Growth (3)
Actual
Class I	$1,000.00	$1,047.30	0.37%	$1.90
Hypothetical
Class I	$1,000.00	$1,023.28	0.37%	$1.88

Pacific Dynamix-Growth (3)
Actual
Class I	$1,000.00	$1,068.90	0.37%	$1.92
Hypothetical
Class I	$1,000.00	$1,023.28	0.37%	$1.88

Portfolio Optimization Conservative (3)
Actual
Class I	$1,000.00	$1,021.30	0.32%	$1.63
Hypothetical
Class I	$1,000.00	$1,023.53	0.32%	$1.63

Portfolio	Beginning Account Value at 07/01/16	Ending Account Value at 12/31/16	Annualized Expense Ratio	Expenses Paid During the Period 07/01/16- 12/31/16 (1)
Portfolio Optimization Moderate-Conservative (3)
Actual
Class I	$1,000.00	$1,037.20	0.32%	$1.64
Hypothetical
Class I	$1,000.00	$1,023.53	0.32%	$1.63

Portfolio Optimization Moderate (3)
Actual
Class I	$1,000.00	$1,051.80	0.32%	$1.65
Hypothetical
Class I	$1,000.00	$1,023.53	0.32%	$1.63

Portfolio Optimization Growth (3)
Actual
Class I	$1,000.00	$1,064.90	0.32%	$1.66
Hypothetical
Class I	$1,000.00	$1,023.53	0.32%	$1.63

Portfolio Optimization Aggressive-Growth (3)
Actual
Class I	$1,000.00	$1,076.20	0.32%	$1.67
Hypothetical
Class I	$1,000.00	$1,023.53	0.32%	$1.63

PSF DFA Balanced Allocation (3)
Actual
Class I	$1,000.00	$1,048.70	0.41%	$2.83
Hypothetical
Class I	$1,000.00	$1,023.08	0.41%	$2.08

(1)	Expenses paid during the six-month period are equal to the Fund’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366 days.
(2)	The Small-Cap Growth Portfolio commenced operations on October 28, 2016. The actual fund return and expenses paid by the Fund was for the period from October 28, 2016 to December 31, 2016 instead of the six-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.
(3)	The annualized expense ratios for the Diversified Alternatives, Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios do not include expenses of their respective Underlying Funds (see Note 1 in Notes to Financial Statements) in which these Funds invest.

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective January 1, 2017. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Former Director (2005 to 2016) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Member of Board of Trustees (2010 to 2016) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	98

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds Series Trust; Independent Trustee (2/15 to present) of Matthews Asia Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer (1994 to 1999) of Scudder Canada Investor Services, Ltd. and Managing Director (1986 to 1999) of Scudder Kemper Investments; Former Member of the Advisory Council to the Trust (2006 to 2009) for Public Land in Maine; Former Member of the Board of Directors (2005 to 2012) of Make-A-Wish of Maine; and Former Member of the Board of Directors of the Illinois Life Insurance Council.	98

Paul A. Keller Year of birth 1954	Trustee since 6/20/16

Trustee (6/16 to present) of Pacific Funds Series Trust; Consultant to the Trust and Pacific Funds Series Trust (11/15 to 6/16); Independent Trustee (8/10 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (7/10 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present); Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation; Former Partner (1986 to 1999) of McGladrey & Pullen LLP; and Former Partner (1999 to 2010) of PricewaterhouseCoopers LLP.

			98

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (8/16 to present) of Pacifica Christian High School Orange County; Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	98

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	98

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07 (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Funds Series Trust.	98

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10 (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Funds Series Trust.	98

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President 6/06 to 12/14)	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Funds Series Trust.	98

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) and Assistant Secretary (9/15 to present) of Pacific Funds Series Trust.	98

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 12/31/16 (Vice President and Treasurer 4/96 to 9/15)	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, LLC; and Vice President and Treasurer (6/01 to 9/15; 12/16 to present) of Pacific Funds Series Trust.	98

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (1/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Funds Series Trust.	98

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (5/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Funds Series Trust.	98

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05 (Assistant Vice President 4/04/05 to 12/12/11)	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	98

Carleton J. Muench Year of birth 1973	Vice President since 12/10/14 (Assistant Vice President 11/06 to 12/14)	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	98

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Vice President (12/13 to present) of Pacific Funds Series Trust.	98

Trevor T. Smith Year of birth 1975	Assistant Vice President and Assistant Treasurer since 3/23/16	Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; and Vice President and Assistant Treasurer (3/16 to present) of Pacific Funds Series Trust.	98

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	98

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2016, the “Fund Complex” consisted of Pacific Select Fund (57 funds) and Pacific Funds Series Trust (41 funds).

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages the Core Income, High Yield Bond and Floating Rate Income Portfolios (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (the “Portfolio Optimization Funds”); the Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth and Pacific Dynamix – Growth Portfolios (the “Pacific Dynamix Funds”); the Diversified Alternatives Portfolio; and the PSF DFA Balanced Allocation Portfolio (together with the Portfolio Optimization Funds, Pacific Dynamix Funds and Diversified Alternatives Portfolio, the “Asset Allocation Funds” and together with the Asset Allocation Funds and PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other firms to serve as Sub-Advisers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 14, 2016.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to the Funds under the Agreements. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board also received information regarding the overall profitability to Pacific Life on the variable annuity insurance products, which are supported by the Trust. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”), with substantial industry experience in providing fund boards of directors with analysis to assist them in their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

1 At the December 14th meeting, the Board did not consider the continuance of the Advisory Agreement relating to the PSF DFA Balanced Allocation Portfolio and the Small-Cap Growth Portfolio and the Sub-Advisory Agreements relating to the Small-Cap Growth Portfolio and the Technology Portfolio, as those agreements were not up for renewal at that time.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees noted that PLFA’s officers and employees regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at “approximate cost” for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the Funds, including additional tools to further enhance the asset allocation and Sub-Adviser research processes. In this regard, the Trustees also considered the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring by PLFA.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA, including PAM. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models, including the role and costs of consultants engaged by PLFA for assistance in the construction of asset allocation models. The Trustees considered that PLFA had recently engaged an independent consultant to review PLFA’s asset allocation process. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates any potential conflicts of interest. The Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors the Sub-Advised Funds for adherence to the investment objectives and policies of each Fund. The Trustees noted that PLFA provides the Board with periodic and special reports related to such performance and investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds of the Trust and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and a Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in,

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for tracking Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts periodic due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for both the PAM Managed Funds and Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for both the PAM Managed Funds and Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of soft dollars and presents information about the Sub-Advisers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that the Sub-Advisers provide PLFA with information that assists PLFA in performing its oversight role.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Sub-Advisers.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of each Fund’s primary benchmark index and the total returns of appropriate peer funds. The peer funds for each Fund were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2016, as available, compared to the applicable primary benchmark and Selected Performance Peer Group. With respect to the actively-managed Funds, the Trustees placed greater emphasis on a Fund’s performance against peers as opposed to the unmanaged benchmark index. With respect to those Funds that pursued an index strategy, the Trustees placed greater emphasis on the tracking error of a Fund against its target index as opposed to performance against peers.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective primary benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective primary benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds of the Trust, the Board also considered the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

Comstock Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods, and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the three-year underperformance is primarily attributable to the Sub-Adviser’s investment style, that over longer periods of time the style has provided attractive returns, and that recent performance has improved. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

Dividend Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods, the second quintile for the five-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2010.

Equity Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Equity Long/Short Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Focused Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one- and ten-year periods and outperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods.

Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Large-Cap Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and underperformed for the three- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and ten-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the one-year underperformance is primarily attributable to the Sub-Adviser’s investment style and security selection. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

Long/Short Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser co-managed the Fund with another firm from its inception in 2008 until 2011 and has been the sole Sub-Adviser since 2011.

Main Street Core Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and ten-year periods and the first quintile for the three- and five-year periods.

Value Advantage Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three-year period.

Mid-Cap Equity Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the fourth quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods and underperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and ten-year periods and the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013 and is therefore not responsible for the Fund’s relative underperformance prior to that time. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the three-year underperformance is primarily attributable to the Sub-Adviser’s investment style (particularly its focus on high quality companies with attractive valuations) and security selection in 2015, that performance in 2014 and 2016 has been competitive, and that PLFA will continue to monitor the Fund’s performance. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

Mid-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2015.

Small-Cap Equity Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one- and ten-year periods and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and ten-year periods, the fourth quintile for the three-year period and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Advisers have co-managed the Fund since 2010 and that one Sub-Adviser manages a sleeve of the Fund using an active management style, while the other Sub-Adviser manages a sleeve of the Fund using an index management (or passive) style. The Board considered the performance of each sleeve separately in evaluating the Sub-Advisers. The Board considered that PLFA had advised that the three-year underperformance is primarily attributable to the underperformance of the passively-managed sleeve. In considering the performance of this sleeve, the Board considered PLFA’s explanation that while the Sub-Adviser has performed in-line with the sleeve’s benchmark index,

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

passively-managed funds in general have underperformed actively-managed small-cap value funds during this time period. The Board also considered that PLFA had advised that the actively-managed sleeve had underperformed in 2014 and 2015 due to security selection, but that this sleeve had significantly outperformed over the five-year and year-to-date periods.

Small-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and underperformed for the five-year period; (2) underperformed its primary benchmark for the one- and five-year periods and outperformed for the three- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and ten-year periods and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund.

Developing Growth Portfolio (formerly named Small-Cap Growth Portfolio)

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2014 and is therefore not responsible for the Fund’s relative underperformance prior to that time. The Board also considered that PLFA had advised that the one- and three-year performance is primarily attributable to the Sub-Adviser’s investment style and security selection, that the Sub-Adviser has a strong long-term track record in managing this investment strategy, and that PLFA will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

Small-Cap Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Emerging Markets Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the first quintile for the five- and ten-year periods.

Emerging Markets Debt Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-year period.

International Large-Cap Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the one- and three-year underperformance is primarily attributable to security selection in 2016 and that long-term performance remains strong, that recent performance has improved significantly, and that PLFA will continue to closely monitor the Fund’s performance.

International Small-Cap Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one- and ten-year periods and outperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and five-year periods and the fourth quintile for the ten-year period.

International Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three- and five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011. The Board also considered that PLFA had advised that the one- and three-year underperformance is primarily attributable to the Sub-Adviser’s investment style and security selection. The Board considered that more recent performance has improved, but that in light of longer-term performance issues and the pending retirement of the Fund’s portfolio manager, PLFA will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Currency Strategies Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2013, and that the other co-Sub-Adviser has managed the Fund since 2013.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Diversified Alternatives Portfolio

The Board considered that the Fund had not yet been in operation for a full year and did not have a performance track record.

Global Absolute Return Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the peer group.

Health Sciences Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the second quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had resigned and the current Sub-Adviser has managed the Fund since 2014.

Real Estate Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the three-year underperformance is primarily attributable to the Sub-Adviser’s investment style, which tends to be more conservative and focused on relative value than peers, that recent performance has improved and that PLFA would continue to closely monitor the Fund’s performance. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

Technology Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had been replaced and the current Sub-Adviser has managed the Fund since November 2016, and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Core Income Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Diversified Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2009.

Floating Rate Income Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three-year period.

Floating Rate Loan Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period, performed in line for the three-year period and underperformed for the five-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2010.

High Yield Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to security selection in 2014 and 2015, that recent performance has materially improved and that PLFA will continue to closely monitor the Fund’s performance.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Inflation Managed Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and five-year periods and the second quintile for the three- and ten-year periods.

Inflation Strategy Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to the Fund’s duration and inflation break-even positioning as well as the manner in which the Sub-Adviser has sought to comply with certain tax diversification rules. The Board further noted that changes were made to the portfolio management team in 2016 to address these issues and that PLFA will continue to closely monitor the Fund’s performance.

Managed Bond Portfolio

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one-year period, underperformed for the three-year period and outperformed for the five- and ten-year periods; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three-year period, the second quintile for the five-year period and the first quintile for the ten-year period. In evaluating performance of the Fund, the Board considered that PLFA had advised that the three-year underperformance is primarily attributable to the Sub-Adviser’s interest rate and sector positioning, that recent performance is roughly in-line with peers and that PLFA does not have material concerns with the investment strategy but will continue to closely monitor the Fund’s performance.

Short Duration Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one- and five-year periods and underperformed for the three- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011. In evaluating performance of the Fund, the Board considered that PLFA had advised that the one-, three- and five-year underperformance is primarily attributable to the Sub-Adviser’s investment style and that the strategy should outperform in a more “risk-off” environment. The Board further considered that PLFA does not have material concerns with the Fund but will continue to monitor the Fund’s performance. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

PD 1-3 Year Corporate Bond Portfolio

The Fund underperformed its primary benchmark for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PD Aggregate Bond Index Portfolio

The Fund had a tracking error that was in line with the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and performed in line for the five-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

PD High Yield Bond Market Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the Fund seeks to track the performance of the high yield bond market before taking into account portfolio costs.

PD International Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five-year period; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

PD Large-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Large-Cap Value Index Portfolio

The Fund had a higher tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Dynamix – Conservative Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

Pacific Dynamix – Moderate Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period, performed in line for the three-year period and underperformed for the five-year period; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five-year period.

Pacific Dynamix –Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

Portfolio Optimization Conservative Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and performed in line for the three-year period; (2) outperformed its custom benchmark for the one- and five-year periods and underperformed for the three-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

Portfolio Optimization Moderate-Conservative Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and underperformed for the three-year period; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an allocation to alternative asset classes and emerging markets, that recent performance has improved and that PLFA will continue to monitor the Fund’s performance.

Portfolio Optimization Moderate Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five-year period.

Portfolio Optimization Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five-year period; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period and the fourth quintile for the five-year period.

Portfolio Optimization Aggressive-Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the fifth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that three- and five-year underperformance is primarily attributable to an underweight to domestic equities and an allocation to alternative asset classes and emerging markets, and that recent performance has significantly improved. The Board also considered that PLFA had made certain adjustments to the Fund’s asset allocations, which had contributed positively to performance, and noted that PLFA will continue to monitor the Fund’s performance.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and the prospects for improvement within a reasonable timeframe were not promising, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds of the Trust. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that its continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the fees and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds (except in the case of the Trust’s index Funds). With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category that PLFA determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”). A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

Comstock Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.015% of its advisory fee. The Trustees also noted that, when taking into account PLFA’s reimbursement of certain expenses, the Fund’s Operating Expenses are only 0.04% above the median Operating Expenses of the funds in its Selected Expense Peer Group.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Equity Long/Short Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.15% of its advisory fee. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Focused Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Long/Short Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds and that the Fund’s Operating Expenses exclude investment-related expenses.

Main Street Core Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Value Advantage Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.025% of its advisory fee.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Developing Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

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Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Currency Strategies Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Diversified Alternatives Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Global Absolute Return Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Core Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

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Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Floating Rate Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Floating Rate Loan Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee. The Trustees also considered that the Selected Expense Peer Group included non-insurance dedicated funds.

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Inflation Strategy Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD 1-3 Year Corporate Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix – Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix – Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Aggressive-Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

During their review, the Trustees noted that all of the Funds, except for the Equity Long/Short Portfolio, Portfolio Optimization Funds and Underlying Funds of the Pacific Dynamix Funds, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Fund, as applicable. The Independent Trustees noted that the breakpoints offer potential savings to shareholders of many of the Funds.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees considered that the advisory fee schedules contained one or more breakpoints reducing the rate of the advisory fee as Fund assets grow for all Funds except the Asset Allocation Funds. The Independent Trustees agreed that the breakpoints appear to be providing for shared economies of scale and/or potential future economies of scale as the asset levels of a Fund increase. The Independent Trustees noted that the Portfolio Optimization Funds, Pacific Dynamix Funds and Diversified Alternatives Portfolio are funds-of-funds that invest in other Funds of the Trust that have advisory fee schedules containing one or more breakpoints that reduce the total advisory fees paid by shareholders of these Asset Allocation Funds as assets grow. With respect to the Portfolio Optimization Funds, the Trustees noted that the advisory fee was initially priced to scale, whereby the fee was set at an amount that takes into account the current size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception by considering the size of the initial investment in a Fund rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, the use of breakpoints in certain of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

III. Other Investment Advisory and Sub-Advisory Agreement Approvals

In addition to considering the renewal of the Advisory Agreement and existing Sub-Advisory Agreements during the period, the Board considered and approved the Advisory Agreement and Sub-Advisory Agreement with respect to the Small-Cap Growth Portfolio, a new Fund, and a change in sub-adviser and a new sub-advisory agreement with respect to the Technology Portfolio, as discussed below.

Small-Cap Growth Portfolio

At an in-person meeting on June 22, 2016, the Board, including all the Independent Trustees, approved the establishment and designation of a newly-organized Fund of the Trust, the Small-Cap Growth Portfolio, effective on or about October 31, 2016. In connection with this approval, the Board also approved, effective on or about October 31, 2016, the Advisory Agreement with PLFA with respect to the new Fund (the “Small-Cap Growth Advisory Agreement”) and the Sub-Advisory Agreement with Rothschild Asset Management Inc. (“Rothschild”) (the “Rothschild Sub-Advisory Agreement”).

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

In evaluating the Small-Cap Growth Advisory Agreement and the Rothschild Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services to be Provided

Fund Oversight and Supervision – PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of Sub-Advisers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs them about matters relevant to the Trust, its shareholders and investing.

The Trustees also considered that PLFA’s investment, legal, compliance and accounting professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the investment adviser to the Fund in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered PLFA’s ability to provide an appropriate level of support and resources to the Fund, and that PLFA has sufficiently qualified personnel to provide the appropriate investment management, compliance and monitoring services required for the Fund. The Trustees based this review on information and materials provided to them throughout the year by PLFA. The Trustees considered PLFA’s continued development and use of analytical tools for assessing fund performance and the performance of Sub-Advisers, conducting a risk analysis, return analysis and an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to monitor and identify underperformance as well as identify funds that are performing well relative to applicable benchmarks or peer groups, and to analyze the funds’ performance records against various measures. The Trustees considered that PLFA also conducts various analyses to try to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed processes to oversee and monitor a Sub-Adviser’s execution of investment strategies. The Trustees noted that PLFA provides the Board with analyses of this data over rolling periods to assist the Board in identifying trends in fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance.

The Trustees also noted that PLFA conducts periodic due diligence on Sub-Advisers involving on-site visits, in-person meetings and telephonic meetings to gather information that PLFA uses to attempt to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a fund or a fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support. The Trustees also considered the background and experience of PLFA’s senior management, and the experience of and amount of attention expected to be given to the Fund by PLFA’s management and staff.

The Trustees also considered PLFA’s compliance operations with respect to the Trust, including the measures taken by PLFA to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Trustees further considered the monitoring and additional services that would be provided by PLFA to the Fund, including assistance with performance evaluation, risk management oversight, preparation of periodic performance and financial reports, review of trade execution and coordination of the services of other service providers to the Trust.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services to be provided by PLFA to the Fund under the Small-Cap Growth Advisory Agreement.

Rothschild. The Trustees considered the benefits to shareholders of retaining Rothschild as sub-adviser to the Fund, particularly in light of the nature, extent, and quality of the services expected to be provided by Rothschild. In this regard, the Trustees considered various materials relating to Rothschild, including copies of the proposed Rothschild Sub-Advisory Agreement; copies of Rothschild’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the Rothschild Sub-Advisory Agreement, Rothschild would be responsible for providing the investment management services for the Fund’s assets, including investment research and analysis and conducting a continuous program of investment by determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the Fund over both the short- and long-term, the organizational depth and resources of Rothschild, including the background and experience of Rothschild’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that the Trust’s CCO had reviewed the written compliance policies and procedures and Code of Ethics of Rothschild. The Trustees also considered the CCO’s assessment of Rothschild’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics, prior to the effectiveness of the Rothschild Sub-Advisory Agreement. In making these assessments, the Trustees took note of the due diligence PLFA conducted with respect to Rothschild and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by Rothschild.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Fund by Rothschild under the Rothschild Sub-Advisory Agreement.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

B. Performance

The Trustees considered PLFA’s efforts to identify advisory firms that are qualified to manage a small-cap growth strategy and PLFA’s identification of Rothschild to serve as sub-adviser with regard to the Fund’s day-to-day investment activities. Because this consideration related to a newly-organized fund, no actual performance record for the Fund was available. However, the Trustees considered the investment process and techniques to be used by Rothschild for the Fund and Rothschild’s experience managing small-cap growth strategies, as well as other factors concerning performance in connection with their consideration of this matter and in connection with approval of the Rothschild Sub-Advisory Agreement, including the factors described below.

The Trustees considered information about the historical performance of accounts managed by the same Rothschild portfolio management team that would manage the Fund using similar investment strategies (the “Rothschild Comparable Performance”). The Trustees considered that this information included a comparison of the Rothschild Comparable Performance against a pertinent benchmark and against the applicable peer group for the year-to-date, one-, three-, five- and eight-year periods as of March 31, 2016. The Trustees also considered that this information included a comparison of the Rothschild Comparable Performance against a pertinent benchmark and an applicable peer group for the previous eight calendar years. Additionally, the Trustees considered the standard deviation, risk-adjusted returns and other performance metrics of the Rothschild Comparable Performance during certain periods.

The Trustees considered that Rothschild would be managing the Fund in the same style it uses to manage Pacific Funds Small-Cap Growth of Pacific Funds Series Trust, and that the same Rothschild portfolio management team that currently manages Pacific Funds Small-Cap Growth would manage the Fund. The Trustees considered the performance of Pacific Funds Small-Cap Growth against a pertinent benchmark for the year-to-date, one-year and since inception periods as of March 31, 2016. Additionally, the Trustees considered performance information presented by PLFA for another potential sub-adviser of the Fund. In addition, the Trustees considered the need for Rothschild to adhere to the Fund’s general investment mandate in order to function appropriately in the Portfolio Optimization Funds.

The Board determined that Rothschild’s performance record with respect to similarly managed accounts was acceptable.

C. Advisory and Sub-Advisory Fees

PLFA. The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee and net expense ratio for the Fund. The Trustees reviewed the proposed advisory fee compared with the average fees of other funds in an applicable peer group. The Trustees considered that the proposed advisory fee was in line with industry averages for similar investment products based on the data presented to the Board. The Trustees also considered that PLFA agreed to an asset-based breakpoint schedule for the Fund, so that the Fund’s advisory fee as a percentage of the Fund’s net assets would decrease as the Fund becomes larger. The Trustees noted that the proposed breakpoints appear to offer potential savings to shareholders of the Fund as asset levels increase.

The Board concluded that the compensation payable to PLFA under the Small-Cap Growth Advisory Agreement is fair and reasonable.

Rothschild. The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of Rothschild with regard to other accounts with substantially similar investment strategies as the Fund. The Trustees also considered that the proposed sub-advisory fee schedule under the Sub-Advisory Agreement contains breakpoints, and that the sub-advisory fees will be based on the combined net assets of Pacific Funds Small-Cap Growth of Pacific Funds Series Trust and the Fund. In comparing the proposed sub-advisory fees to be paid by the Fund to fees charged by Rothschild for the other similarly-managed accounts, the Trustees noted that there were differences in the nature of the Fund and those accounts, the services provided to each and the competitive and regulatory landscapes surrounding each that could reasonably be expected to account for differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and Rothschild, and that the Fund’s sub-advisory fees are paid by PLFA and are not paid directly by the Fund.

The Board concluded that the compensation payable under the Rothschild Sub-Advisory Agreement is fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

Costs and Profitability. The Trustees reviewed information regarding PLFA’s projected costs of sponsoring and operating the Fund and information regarding the anticipated projected profitability of the proposed Fund to PLFA. The Trustees considered the projected cost of services to be provided and projected profits to be realized by PLFA from the relationship with the Fund based on the projected assets, income and expenses of PLFA in its relationship with the Fund. The Trustees noted that this projected information contains estimates because there is no actual operating history for the Fund. The Trustees also considered the overall financial soundness of PLFA.

The Trustees considered information regarding the anticipated costs to Rothschild of sub-advising the Fund and the projected profitability of the Rothschild Sub-Advisory Agreement to Rothschild, to the extent practicable based on the information provided by Rothschild. The Trustees noted that any assessment of projected profitability would involve assumptions regarding expense allocations and other factors. Given the arms’-length nature of the relationship between PLFA and Rothschild with respect to the negotiation of Fund sub-advisory fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the Rothschild Sub-Advisory Agreement to Rothschild is an estimate because it had not yet begun to manage the Fund, the Trustees considered that projected profitability information for Rothschild at this time was of limited utility.

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the Fund as assets grow. Because the Fund has no operating history and no assets, no economies of scale exist at this time with respect to the Fund. However, the Trustees considered the estimated initial allocations to the Fund by the Portfolio Optimization Funds, that the advisory fee schedule for the Fund contains breakpoints and that the net expense ratio for the Fund is competitive with peers.

The Trustees also considered the organizational strengths of Rothschild and its ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that will provide services to the Fund. The Board concluded that the Fund’s fee structure reflected in the Small-Cap Growth Advisory Agreement and Rothschild Sub-Advisory Agreement is fair and reasonable.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

E. Ancillary Benefits

The Trustees received information from PLFA and Rothschild concerning other benefits that may be received by PLFA and Rothschild and their affiliates as a result of their relationship with the Fund, including commissions that may be paid to broker-dealers affiliated with Rothschild and the anticipated use of soft-dollars by Rothschild. In this regard, the Trustees noted that Rothschild represented that it does not anticipate utilizing an affiliated broker-dealer and that it anticipates using soft dollar credits generated by Fund commissions to pay for research services. With respect to PLFA, the Trustees considered potential benefits to be derived by PLFA from its relationship with the Fund and that such benefits are consistent with those generally derived by investment advisers to mutual funds. The Trustees also took into account that the Fund would serve as an underlying fund of the Portfolio Optimization Funds, that PLFA would be allocating assets to the Fund from another underlying fund, and that PLFA retained lower advisory fees from that underlying fund than were expected to be received from the Fund. The Trustees considered that this arrangement would result in benefits to PLFA from increased retained advisory fees from the Portfolio Optimization Funds. The Trustees also considered benefits that may be derived by affiliates of PLFA, including Pacific Life. The Trustees also considered potential benefits to be derived by Rothschild and that such benefits are consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the Small-Cap Growth Advisory Agreement and Rothschild Sub-Advisory Agreement are in the best interests of the Fund and its shareholders; and (ii) the compensation payable under the Small-Cap Growth Advisory Agreement and Rothschild Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Technology Portfolio

The Board approved a change in sub-adviser and a new sub-advisory agreement with respect to the Technology Portfolio, effective on or about November 1, 2016. Under the 1940 Act, a change in sub-adviser generally requires shareholder approval of a new sub-advisory agreement; however, pursuant to an exemptive order issued to Pacific Life Insurance Company (“Pacific Life”) by the Securities and Exchange Commission (“SEC”) on October 13, 1999 and relied upon by the Trust and PLFA, PLFA and the Trust can hire, terminate, and replace, as applicable, sub-advisers and enter into new sub-advisory agreements (except, as a general matter, sub-advisers affiliated with PLFA) without shareholder approval in accordance with the requirements of the exemptive order.

At an in-person meeting on June 22, 2016, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved, effective on or about November 1, 2016, a new sub-advisory agreement with Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), with respect to the Fund (the “MFS Sub-Advisory Agreement”) and appointed MFS as the new sub-adviser for the Fund. Also at the June 22, 2016 meeting, the Board terminated the sub-advisory agreement for the Fund with the prior sub-adviser upon the effectiveness of the MFS Sub-Advisory Agreement. MFS’ appointment as the sub-adviser and the Board’s approval of the MFS Sub-Advisory Agreement were made in accordance with the requirements of the exemptive order and do not require shareholder approval. In order to facilitate the sub-adviser change, a portion of the Fund’s holdings were sold and new investments were purchased in accordance with recommendations by MFS. PLFA and/or the Trust retained a transitioning agent in order to reduce transaction costs associated with the purchase and sale of portfolio holdings in connection with the transition.

In considering the appointment of MFS as a sub-adviser, the Board reviewed with PLFA its rationale for recommending a change in sub-adviser for the Fund. The Board, including the Independent Trustees, also considered, among other things, the factors described below in evaluating PLFA’s recommendation that MFS be appointed as the new sub-adviser for the Fund and in evaluating the proposed MFS Sub-Advisory Agreement. Additionally, the Board considered the various screening processes that PLFA utilizes in reaching a recommendation for a new sub-adviser, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as due diligence conducted by PLFA on the investment resources and personnel of a potential sub-adviser and an assessment of the investment strategies used by a potential sub-adviser. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of MFS and PLFA’s analysis in reaching its conclusion to recommend MFS as sub-adviser for the Fund. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the sub-advisers, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Board believed appropriate. Prior to making a decision, the Trustees also considered the report of PLFA’s Conflicts Review Committee.

In evaluating the MFS Sub-Advisory Agreement for the Fund, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining MFS as the new sub-adviser to the Fund, particularly in light of the nature, extent, and quality of the services expected to be provided by MFS. In this regard, the Trustees considered various materials relating to MFS, including copies of the proposed MFS Sub-Advisory Agreement; copies of MFS’ Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the MFS Sub-Advisory Agreement, MFS would be responsible for providing the investment management services for the Fund’s assets, including investment research and analysis and conducting a continuous program of investment by determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the Fund over both the short- and long-term, the organizational depth and resources of MFS, including the background and experience of MFS’ management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

In addition, the Trustees considered that they had previously reviewed and approved MFS’ written compliance policies and procedures and code of ethics, and that the Trust’s CCO previously provided an assessment of MFS’ compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics. In making these assessments, the Trustees took note of the due diligence PLFA conducted with respect to MFS, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by MFS.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Fund by MFS under the MFS Sub-Advisory Agreement.

B. Performance

The Trustees considered PLFA’s efforts to identify advisory firms that are qualified to manage a technology strategy and PLFA’s identification of MFS to serve as sub-adviser with regard to the Fund’s day-to-day investment activities. The Trustees considered factors concerning performance in connection with their consideration of this matter and in connection with approval of the related MFS Sub-Advisory Agreement, including the factors described below.

The Trustees considered information about the historical performance of a separate account managed by the same MFS portfolio manager that would manage the Fund using similar investment strategies (the “MFS Comparable Performance”). The Trustees considered that this information included a comparison of the MFS Comparable Performance against a pertinent benchmark and against the applicable peer group for the one-, three- and five-year periods as of March 31, 2016. The Trustees also considered that this information included a comparison of the MFS Comparable Performance against a pertinent benchmark and an applicable peer group for each of the previous five calendar years. Additionally, the Trustees considered the standard deviation, risk-adjusted returns and other performance metrics of the MFS Comparable Performance during certain periods.

The Trustees considered additional information about the historical performance of a composite and other funds managed by MFS using similar investment strategies as those proposed for the Fund against a pertinent benchmark for the one-, three-, five- and ten-year periods, as applicable, as of March 31, 2016. Additionally, the Trustees considered performance information presented by PLFA for another potential sub-adviser of the Fund.

The Board determined that MFS’ performance record with respect to similarly managed accounts was acceptable.

C. Advisory and Sub-Advisory Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of MFS with regard to other funds and an account with substantially similar investment strategies as the Fund. The Trustees also considered that the proposed sub-advisory fee schedule under the Sub-Advisory Agreement contains breakpoints and is the same as the sub-advisory fee schedule for the current sub-adviser. The Trustees also considered that the advisory fee schedule would remain unchanged. In comparing the proposed sub-advisory fees to be paid by the Fund to fees charged by MFS for the other similarly-managed funds and account, the Trustees noted that there were differences in the nature of the Fund and those other funds and account, the services provided to each and the competitive and regulatory landscapes surrounding each that could reasonably be expected to account for differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and MFS, and that the Fund’s sub-advisory fees are paid by PLFA and are not paid directly by the Fund. Additionally, the Trustees considered that there are certain costs associated with a sub-adviser change, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase as a result of this sub-adviser change. The Trustees also considered that in connection with the sub-adviser change, PLFA recommends changing the Fund’s classification from diversified to non-diversified, which would require shareholder approval. The Trustees considered that the Fund would incur costs in soliciting shareholder approval of the change in diversification status, but that PLFA believes the benefit of retaining MFS as sub-adviser outweighs these costs.

The Board concluded that the compensation payable under the MFS Sub-Advisory Agreement is fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees considered information regarding the anticipated costs to MFS of sub-advising the Fund and the projected profitability of the MFS Sub-Advisory Agreement to MFS, to the extent practicable based on the information provided by MFS. The Trustees noted that any assessment of projected profitability would involve assumptions regarding expense allocations and other factors. Given the arms’-length nature of the relationship between PLFA and MFS with respect to the negotiation of Fund sub-advisory fees, the fact that such fees are paid by PLFA, and the fact that the projected profitability of the MFS Sub-Advisory Agreement to MFS is an estimate because it had not yet begun to manage the Fund, the Trustees considered that projected profitability information for MFS at this time was of limited utility.

The Trustees also considered the organizational strengths of MFS and its ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that will provide services to the Fund. The Board concluded that the Fund’s fee structure reflected in the MFS Sub-Advisory Agreement is fair and reasonable.

E. Ancillary Benefits

The Trustees received information from PLFA and MFS concerning other benefits that may be received by MFS and its affiliates as a result of their relationship with the Fund, including commissions that may be paid to broker-dealers affiliated with MFS and the anticipated use of soft-dollars by MFS. In this regard, the Trustees noted that MFS represented that it does not anticipate utilizing an affiliated broker-dealer and that it anticipates using soft dollar credits generated by Fund commissions to pay for research services. The Trustees considered potential benefits to be derived by MFS from its relationship with the Fund and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

F. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the MFS Sub-Advisory Agreement is in the best interests of the Fund and its shareholders; and (ii) the compensation payable under the MFS Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC SELECT FUND

SPECIAL MEETINGS OF SHAREHOLDERS

(Unaudited)

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, Pacific Select Fund (the “Trust”) is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on April 12, 2016 representing 3,413,888,713.30 shares of the Trust and its Funds were notified that a Special Meeting of Shareholders (the “Meeting”) would be held at the offices of the Trust on June 20, 2016. 100% of the outstanding shares of the Trust were voted at the Meeting. A brief description of each matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal #1 for all Funds of Pacific Select Fund:

To elect three nominees to the Trust’s Board of Trustees

	Votes For		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number
Gale K. Caruso	3,294,590,051	96.51%	119,298,662	3.49%	3,413,888,713
Paul A. Keller	3,289,979,673	96.37%	123,909,041	3.63%	3,413,888,713
James T. Morris	3,293,381,754	96.47%	120,506,960	3.53%	3,413,888,713

Proposal #2 for all Funds of Pacific Select Fund:

To approve the reorganization of the Trust from a Massachusetts business trust into a Delaware statutory trust.

	Votes For		Votes Against		Abstentions		Outstanding Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number
Absolute Return Portfolio	102,716	99.49%	-	0.00%	524	0.51%	103,240
Comstock Portfolio	20,967,657	95.63%	610,782	2.79%	348,102	1.59%	21,926,541
Core Income Portfolio	454,500	99.89%	492	0.11%	-	0.00%	454,992
Currency Strategies Portfolio	462,785	95.50%	5,929	1.22%	15,885	3.28%	484,599
Diversified Bond Portfolio	27,226,546	96.90%	424,830	1.51%	447,272	1.59%	28,098,648
Dividend Growth Portfolio	20,135,507	96.30%	352,812	1.69%	420,200	2.01%	20,908,520
Emerging Markets Debt Portfolio	1,805,227	98.43%	11,478	0.63%	17,303	0.94%	1,834,008
Emerging Markets Portfolio	23,193,790	95.02%	823,179	3.37%	391,656	1.60%	24,408,625
Equity Index Portfolio	31,321,669	95.67%	951,108	2.91%	465,331	1.42%	32,738,108
Equity Long/Short Portfolio	1,280,673	97.47%	22,437	1.71%	10,867	0.83%	1,313,977
Floating Rate Income Portfolio	3,741,116	95.08%	61,462	1.56%	131,925	3.35%	3,934,504
Floating Rate Loan Portfolio	19,752,501	97.24%	187,030	0.92%	374,657	1.84%	20,314,188
Focused Growth Portfolio	6,894,299	93.37%	327,509	4.44%	162,229	2.20%	7,384,037
Global Absolute Return Portfolio	1,256,126	99.12%	7,055	0.56%	4,127	0.33%	1,267,308
Growth Portfolio	21,552,279	95.21%	423,083	1.87%	660,641	2.92%	22,636,002
Health Sciences Portfolio	11,444,235	94.29%	402,186	3.31%	291,263	2.40%	12,137,683
High Yield Bond Portfolio	44,256,061	96.35%	1,058,433	2.30%	620,187	1.35%	45,934,681
Inflation Managed Portfolio	35,985,214	96.41%	516,856	1.38%	823,375	2.21%	37,325,445
Inflation Strategy Portfolio	1,908,158	95.30%	72,809	3.64%	21,254	1.06%	2,002,221
International Large-Cap Portfolio	62,503,823	95.34%	2,071,434	3.16%	980,338	1.50%	65,555,595
International Small-Cap Portfolio	8,236,871	96.55%	134,005	1.57%	160,108	1.88%	8,530,984
International Value Portfolio	27,076,224	96.49%	457,408	1.63%	528,828	1.88%	28,062,461
Large-Cap Growth Portfolio	22,823,311	96.07%	503,099	2.12%	429,678	1.81%	23,756,088
Large-Cap Value Portfolio	20,577,496	97.20%	377,579	1.78%	215,321	1.02%	21,170,396
Long/Short Large-Cap Portfolio	4,932,346	94.48%	166,274	3.19%	121,900	2.34%	5,220,520
Main Street® Core Portfolio	17,279,461	96.24%	254,356	1.42%	421,356	2.35%	17,955,173
Managed Bond Portfolio	71,826,628	94.58%	1,989,090	2.62%	2,123,927	2.80%	75,939,645
Mid-Cap Equity Portfolio	19,368,391	95.98%	449,169	2.23%	362,642	1.80%	20,180,202
Mid-Cap Growth Portfolio	23,652,548	95.29%	623,044	2.51%	547,045	2.20%	24,822,637
Mid-Cap Value Portfolio	6,111,136	95.12%	142,436	2.22%	170,765	2.66%	6,424,337
Pacific Dynamix - Conservative Growth Portfolio	32,057,853	92.61%	1,019,315	2.94%	1,538,284	4.44%	34,615,452
Pacific Dynamix - Growth Portfolio	32,493,380	95.24%	815,472	2.39%	807,599	2.37%	34,116,451
Pacific Dynamix - Moderate Growth Portfolio	105,058,648	92.46%	3,691,358	3.25%	4,878,633	4.29%	113,628,639
Portfolio Optimization Aggressive-Growth Portfolio	164,524,789	92.67%	6,686,181	3.77%	6,335,588	3.57%	177,546,559
Portfolio Optimization Conservative Portfolio	171,907,954	91.08%	7,008,047	3.71%	9,831,391	5.21%	188,747,391
Portfolio Optimization Growth Portfolio	767,390,159	92.75%	25,213,036	3.05%	34,753,683	4.20%	827,356,877
Portfolio Optimization Moderate Portfolio	957,174,860	93.50%	28,946,613	2.83%	37,644,769	3.68%	1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio	287,805,113	94.79%	6,729,352	2.22%	9,079,729	2.99%	303,614,194
Real Estate Portfolio	13,768,402	96.42%	358,734	2.51%	152,486	1.07%	14,279,622
Short Duration Bond Portfolio	41,865,410	95.25%	779,615	1.77%	1,307,654	2.98%	43,952,680
Small-Cap Equity Portfolio	3,491,638	96.18%	107,112	2.95%	31,482	0.87%	3,630,232
Small-Cap Growth Portfolio	10,366,002	96.15%	243,424	2.26%	171,440	1.59%	10,780,866
Small-Cap Index Portfolio	22,309,353	96.39%	629,634	2.72%	207,001	0.89%	23,145,988
Small-Cap Value Portfolio	11,599,079	95.28%	372,030	3.06%	202,408	1.66%	12,173,517
Technology Portfolio	17,642,192	96.15%	359,514	1.96%	347,664	1.89%	18,349,370
Value Advantage Portfolio	1,223,784	90.03%	5,439	0.40%	130,048	9.57%	1,359,271

PACIFIC SELECT FUND

SPECIAL MEETINGS OF SHAREHOLDERS (Continued)

(Unaudited)

Proposal 3 for all Funds of Pacific Select Fund

To approve updated fundamental investment policies for the Trust regarding:

3a. Borrowing money

	Votes For		Votes Against		Abstentions		Outstanding Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number
Absolute Return Portfolio	102,238	99.03%	478	0.46%	524	0.51%	103,240
Comstock Portfolio	20,896,851	95.30%	615,892	2.81%	413,798	1.89%	21,926,541
Core Income Portfolio	443,058	97.38%	492	0.11%	11,442	2.51%	454,992
Currency Strategies Portfolio	461,575	95.25%	4,810	0.99%	18,214	3.76%	484,599
Diversified Bond Portfolio	26,718,717	95.09%	605,018	2.15%	774,913	2.76%	28,098,648
Dividend Growth Portfolio	19,643,485	93.95%	660,633	3.16%	604,401	2.89%	20,908,520
Emerging Markets Debt Portfolio	1,779,754	97.04%	23,061	1.26%	31,193	1.70%	1,834,008
Emerging Markets Portfolio	22,931,387	93.95%	1,063,927	4.36%	413,310	1.69%	24,408,625
Equity Index Portfolio	30,316,256	92.60%	1,819,305	5.56%	602,547	1.84%	32,738,108
Equity Long/Short Portfolio	1,253,140	95.37%	39,457	3.00%	21,380	1.63%	1,313,977
Floating Rate Income Portfolio	3,623,573	92.10%	138,891	3.53%	172,039	4.37%	3,934,504
Floating Rate Loan Portfolio	19,578,903	96.38%	333,840	1.64%	401,446	1.98%	20,314,188
Focused Growth Portfolio	6,655,089	90.13%	411,585	5.57%	317,363	4.30%	7,384,037
Global Absolute Return Portfolio	1,221,191	96.36%	35,833	2.83%	10,284	0.81%	1,267,308
Growth Portfolio	21,339,502	94.27%	675,401	2.98%	621,100	2.74%	22,636,002
Health Sciences Portfolio	11,312,732	93.20%	477,661	3.94%	347,291	2.86%	12,137,683
High Yield Bond Portfolio	42,984,850	93.58%	2,023,077	4.40%	926,754	2.02%	45,934,681
Inflation Managed Portfolio	35,593,491	95.36%	918,617	2.46%	813,336	2.18%	37,325,445
Inflation Strategy Portfolio	1,788,523	89.33%	123,035	6.14%	90,662	4.53%	2,002,221
International Large-Cap Portfolio	61,347,645	93.58%	3,047,032	4.65%	1,160,918	1.77%	65,555,595
International Small-Cap Portfolio	8,113,692	95.11%	236,464	2.77%	180,828	2.12%	8,530,984
International Value Portfolio	26,645,108	94.95%	794,160	2.83%	623,193	2.22%	28,062,461
Large-Cap Growth Portfolio	22,642,468	95.31%	711,187	2.99%	402,433	1.69%	23,756,088
Large-Cap Value Portfolio	20,180,810	95.33%	599,738	2.83%	389,848	1.84%	21,170,396
Long/Short Large-Cap Portfolio	4,821,327	92.35%	273,242	5.23%	125,951	2.41%	5,220,520
Main Street® Core Portfolio	16,903,111	94.14%	546,434	3.04%	505,628	2.82%	17,955,173
Managed Bond Portfolio	71,116,675	93.65%	2,664,263	3.51%	2,158,707	2.84%	75,939,645
Mid-Cap Equity Portfolio	19,003,842	94.17%	761,257	3.77%	415,103	2.06%	20,180,202
Mid-Cap Growth Portfolio	23,270,346	93.75%	887,397	3.57%	664,894	2.68%	24,822,637
Mid-Cap Value Portfolio	6,101,852	94.98%	153,416	2.39%	169,069	2.63%	6,424,337
Pacific Dynamix - Conservative Growth Portfolio	31,714,835	91.62%	1,489,471	4.30%	1,411,146	4.08%	34,615,452
Pacific Dynamix - Growth Portfolio	31,906,988	93.52%	1,129,892	3.31%	1,079,572	3.16%	34,116,451
Pacific Dynamix - Moderate Growth Portfolio	102,698,194	90.38%	4,959,537	4.36%	5,970,907	5.25%	113,628,639
Portfolio Optimization Aggressive-Growth Portfolio	161,966,659	91.22%	9,632,690	5.43%	5,947,210	3.35%	177,546,559
Portfolio Optimization Conservative Portfolio	168,538,349	89.29%	10,419,877	5.52%	9,789,166	5.19%	188,747,391
Portfolio Optimization Growth Portfolio	748,067,142	90.42%	43,672,377	5.28%	35,617,358	4.30%	827,356,877
Portfolio Optimization Moderate Portfolio	942,101,237	92.02%	44,604,076	4.36%	37,060,929	3.62%	1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio	284,066,695	93.56%	10,280,077	3.39%	9,267,422	3.05%	303,614,194
Real Estate Portfolio	13,641,149	95.53%	417,200	2.92%	221,272	1.55%	14,279,622
Short Duration Bond Portfolio	41,083,796	93.47%	1,269,651	2.89%	1,599,233	3.64%	43,952,680
Small-Cap Equity Portfolio	3,427,284	94.41%	148,062	4.08%	54,886	1.51%	3,630,232
Small-Cap Growth Portfolio	10,164,657	94.28%	353,630	3.28%	262,579	2.44%	10,780,866
Small-Cap Index Portfolio	21,840,411	94.36%	1,073,527	4.64%	232,050	1.00%	23,145,988
Small-Cap Value Portfolio	11,488,097	94.37%	457,447	3.76%	227,974	1.87%	12,173,517
Technology Portfolio	17,066,938	93.01%	720,927	3.93%	561,504	3.06%	18,349,370
Value Advantage Portfolio	1,183,955	87.10%	28,497	2.10%	146,819	10.80%	1,359,271

3b. Issuing Senior Securities

	Votes For		Votes Against		Abstentions		Outstanding Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number
Absolute Return Portfolio	102,238	99.03%	478	0.46%	524	0.51%	103,240
Comstock Portfolio	20,806,959	94.89%	728,967	3.32%	390,615	1.78%	21,926,541
Core Income Portfolio	443,058	97.38%	492	0.11%	11,442	2.51%	454,992
Currency Strategies Portfolio	461,575	95.25%	4,810	0.99%	18,214	3.76%	484,599
Diversified Bond Portfolio	26,898,105	95.73%	351,919	1.25%	848,624	3.02%	28,098,648
Dividend Growth Portfolio	19,721,589	94.32%	626,940	3.00%	559,990	2.68%	20,908,520
Emerging Markets Debt Portfolio	1,793,107	97.77%	9,707	0.53%	31,193	1.70%	1,834,008
Emerging Markets Portfolio	22,930,823	93.95%	1,066,092	4.37%	411,711	1.69%	24,408,625
Equity Index Portfolio	30,285,308	92.51%	1,853,643	5.66%	599,157	1.83%	32,738,108
Equity Long/Short Portfolio	1,275,564	97.08%	17,033	1.30%	21,380	1.63%	1,313,977
Floating Rate Income Portfolio	3,703,268	94.12%	57,637	1.46%	173,599	4.41%	3,934,504

PACIFIC SELECT FUND

SPECIAL MEETINGS OF SHAREHOLDERS (Continued)

(Unaudited)

	Votes For		Votes Against		Abstentions		Outstanding Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number
Floating Rate Loan Portfolio	19,633,105	96.65%	279,638	1.38%	401,446	1.98%	20,314,188
Focused Growth Portfolio	6,659,895	90.19%	408,830	5.54%	315,312	4.27%	7,384,037
Global Absolute Return Portfolio	1,225,568	96.71%	31,456	2.48%	10,284	0.81%	1,267,308
Growth Portfolio	21,380,370	94.45%	639,105	2.82%	616,527	2.72%	22,636,002
Health Sciences Portfolio	11,331,963	93.36%	443,112	3.65%	362,608	2.99%	12,137,683
High Yield Bond Portfolio	43,710,390	95.16%	1,135,036	2.47%	1,089,255	2.37%	45,934,681
Inflation Managed Portfolio	35,708,369	95.67%	803,739	2.15%	813,336	2.18%	37,325,445
Inflation Strategy Portfolio	1,829,225	91.36%	82,333	4.11%	90,662	4.53%	2,002,221
International Large-Cap Portfolio	61,201,960	93.36%	3,171,733	4.84%	1,181,902	1.80%	65,555,595
International Small-Cap Portfolio	8,195,679	96.07%	154,477	1.81%	180,828	2.12%	8,530,984
International Value Portfolio	26,760,765	95.36%	667,134	2.38%	634,561	2.26%	28,062,461
Large-Cap Growth Portfolio	22,754,452	95.78%	579,525	2.44%	422,111	1.78%	23,756,088
Large-Cap Value Portfolio	20,297,290	95.88%	480,705	2.27%	392,400	1.85%	21,170,396
Long/Short Large-Cap Portfolio	4,874,323	93.37%	220,246	4.22%	125,951	2.41%	5,220,520
Main Street® Core Portfolio	17,003,362	94.70%	448,418	2.50%	503,393	2.80%	17,955,173
Managed Bond Portfolio	71,036,829	93.54%	2,610,053	3.44%	2,292,763	3.02%	75,939,645
Mid-Cap Equity Portfolio	19,121,927	94.76%	630,563	3.12%	427,713	2.12%	20,180,202
Mid-Cap Growth Portfolio	23,425,056	94.37%	758,464	3.06%	639,117	2.57%	24,822,637
Mid-Cap Value Portfolio	6,102,490	94.99%	152,778	2.38%	169,069	2.63%	6,424,337
Pacific Dynamix - Conservative Growth Portfolio	31,814,478	91.91%	1,357,411	3.92%	1,443,563	4.17%	34,615,452
Pacific Dynamix - Growth Portfolio	32,197,570	94.38%	1,017,387	2.98%	901,495	2.64%	34,116,451
Pacific Dynamix - Moderate Growth Portfolio	103,610,860	91.18%	3,744,718	3.30%	6,273,061	5.52%	113,628,639
Portfolio Optimization Aggressive-Growth Portfolio	164,141,113	92.45%	7,177,938	4.04%	6,227,508	3.51%	177,546,559
Portfolio Optimization Conservative Portfolio	171,654,056	90.94%	7,043,754	3.73%	10,049,582	5.32%	188,747,391
Portfolio Optimization Growth Portfolio	758,484,745	91.68%	31,488,540	3.81%	37,383,592	4.52%	827,356,877
Portfolio Optimization Moderate Portfolio	954,044,984	93.19%	32,809,845	3.20%	36,911,413	3.61%	1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio	288,456,364	95.01%	5,696,402	1.88%	9,461,428	3.12%	303,614,194
Real Estate Portfolio	13,604,359	95.27%	451,677	3.16%	223,585	1.57%	14,279,622
Short Duration Bond Portfolio	41,291,723	93.95%	1,073,964	2.44%	1,586,993	3.61%	43,952,680
Small-Cap Equity Portfolio	3,436,896	94.67%	138,450	3.81%	54,886	1.51%	3,630,232
Small-Cap Growth Portfolio	10,220,475	94.80%	305,037	2.83%	255,354	2.37%	10,780,866
Small-Cap Index Portfolio	21,915,586	94.68%	998,745	4.31%	231,657	1.00%	23,145,988
Small-Cap Value Portfolio	11,472,047	94.24%	473,496	3.89%	227,974	1.87%	12,173,517
Technology Portfolio	17,344,047	94.52%	433,901	2.36%	571,422	3.11%	18,349,370
Value Advantage Portfolio	1,192,182	87.71%	20,270	1.49%	146,819	10.80%	1,359,271

3c. Underwriting Securities of Other Issuers

	Votes For		Votes Against		Abstentions		Outstanding Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number
Absolute Return Portfolio	102,238	99.03%	478	0.46%	524	0.51%	103,240
Comstock Portfolio	20,779,326	94.77%	746,906	3.41%	400,309	1.83%	21,926,541
Core Income Portfolio	443,058	97.38%	492	0.11%	11,442	2.51%	454,992
Currency Strategies Portfolio	461,575	95.25%	4,810	0.99%	18,214	3.76%	484,599
Diversified Bond Portfolio	26,849,095	95.55%	491,835	1.75%	757,718	2.70%	28,098,648
Dividend Growth Portfolio	19,643,740	93.95%	739,976	3.54%	524,804	2.51%	20,908,520
Emerging Markets Debt Portfolio	1,779,754	97.04%	23,061	1.26%	31,193	1.70%	1,834,008
Emerging Markets Portfolio	22,887,215	93.77%	1,109,628	4.55%	411,783	1.69%	24,408,625
Equity Index Portfolio	30,310,873	92.59%	1,836,101	5.61%	591,134	1.81%	32,738,108
Equity Long/Short Portfolio	1,253,140	95.37%	39,457	3.00%	21,380	1.63%	1,313,977
Floating Rate Income Portfolio	3,620,320	92.01%	142,144	3.61%	172,039	4.37%	3,934,504
Floating Rate Loan Portfolio	19,516,238	96.07%	399,281	1.97%	398,669	1.96%	20,314,188
Focused Growth Portfolio	6,662,919	90.23%	405,806	5.50%	315,312	4.27%	7,384,037
Global Absolute Return Portfolio	1,221,191	96.36%	35,833	2.83%	10,284	0.81%	1,267,308
Growth Portfolio	21,347,284	94.31%	694,642	3.07%	594,076	2.62%	22,636,002
Health Sciences Portfolio	11,355,322	93.55%	428,143	3.53%	354,219	2.92%	12,137,683
High Yield Bond Portfolio	43,617,600	94.96%	1,390,327	3.03%	926,754	2.02%	45,934,681
Inflation Managed Portfolio	35,775,334	95.85%	730,928	1.96%	819,183	2.19%	37,325,445
Inflation Strategy Portfolio	1,829,225	91.36%	82,333	4.11%	90,662	4.53%	2,002,221
International Large-Cap Portfolio	61,098,858	93.20%	3,261,063	4.97%	1,195,674	1.82%	65,555,595
International Small-Cap Portfolio	8,141,095	95.43%	195,440	2.29%	194,449	2.28%	8,530,984
International Value Portfolio	26,695,050	95.13%	731,465	2.61%	635,946	2.27%	28,062,461
Large-Cap Growth Portfolio	22,649,023	95.34%	656,068	2.76%	450,997	1.90%	23,756,088
Large-Cap Value Portfolio	20,249,222	95.65%	531,941	2.51%	389,232	1.84%	21,170,396
Long/Short Large-Cap Portfolio	4,875,590	93.39%	218,979	4.19%	125,951	2.41%	5,220,520
Main Street® Core Portfolio	16,941,125	94.35%	495,437	2.76%	518,611	2.89%	17,955,173
Managed Bond Portfolio	70,656,663	93.04%	3,121,815	4.11%	2,161,167	2.85%	75,939,645

PACIFIC SELECT FUND

SPECIAL MEETINGS OF SHAREHOLDERS (Continued)

(Unaudited)

	Votes For		Votes Against		Abstentions		Outstanding Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number
Mid-Cap Equity Portfolio	19,091,430	94.60%	672,645	3.33%	416,127	2.06%	20,180,202
Mid-Cap Growth Portfolio	23,328,235	93.98%	835,063	3.36%	659,338	2.66%	24,822,637
Mid-Cap Value Portfolio	6,090,797	94.81%	165,116	2.57%	168,424	2.62%	6,424,337
Pacific Dynamix - Conservative Growth Portfolio	31,680,864	91.52%	1,575,032	4.55%	1,359,556	3.93%	34,615,452
Pacific Dynamix - Growth Portfolio	31,784,393	93.16%	1,358,346	3.98%	973,713	2.85%	34,116,451
Pacific Dynamix - Moderate Growth Portfolio	103,175,104	90.80%	5,490,726	4.83%	4,962,809	4.37%	113,628,639
Portfolio Optimization Aggressive-Growth Portfolio	161,980,474	91.23%	9,615,765	5.42%	5,950,320	3.35%	177,546,559
Portfolio Optimization Conservative Portfolio	170,074,478	90.11%	8,567,137	4.54%	10,105,777	5.35%	188,747,391
Portfolio Optimization Growth Portfolio	747,953,938	90.40%	42,500,242	5.14%	36,902,698	4.46%	827,356,877
Portfolio Optimization Moderate Portfolio	941,558,380	91.97%	44,710,695	4.37%	37,497,167	3.66%	1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio	285,078,428	93.89%	9,397,356	3.10%	9,138,410	3.01%	303,614,194
Real Estate Portfolio	13,577,084	95.08%	481,267	3.37%	221,271	1.55%	14,279,622
Short Duration Bond Portfolio	41,269,430	93.90%	1,136,414	2.59%	1,546,835	3.52%	43,952,680
Small-Cap Equity Portfolio	3,447,585	94.97%	128,784	3.55%	53,863	1.48%	3,630,232
Small-Cap Growth Portfolio	10,197,811	94.59%	323,869	3.00%	259,186	2.40%	10,780,866
Small-Cap Index Portfolio	21,809,606	94.23%	1,125,022	4.86%	211,360	0.91%	23,145,988
Small-Cap Value Portfolio	11,453,997	94.09%	487,576	4.01%	231,945	1.91%	12,173,517
Technology Portfolio	17,191,080	93.69%	595,636	3.25%	562,653	3.07%	18,349,370
Value Advantage Portfolio	1,199,180	88.22%	13,272	0.98%	146,819	10.80%	1,359,271

3d. Purchasing or Selling Real Estate

	Votes For		Votes Against		Abstentions		Outstanding Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number
Absolute Return Portfolio	102,716	99.49%	-	0.00%	524	0.51%	103,240
Comstock Portfolio	20,843,232	95.06%	705,922	3.22%	377,387	1.72%	21,926,541
Core Income Portfolio	443,058	97.38%	492	0.11%	11,442	2.51%	454,992
Currency Strategies Portfolio	461,575	95.25%	4,810	0.99%	18,214	3.76%	484,599
Diversified Bond Portfolio	26,965,298	95.97%	416,702	1.48%	716,648	2.55%	28,098,648
Dividend Growth Portfolio	19,745,583	94.44%	590,299	2.82%	572,638	2.74%	20,908,520
Emerging Markets Debt Portfolio	1,794,491	97.85%	8,324	0.45%	31,193	1.70%	1,834,008
Emerging Markets Portfolio	23,244,111	95.23%	743,696	3.05%	420,818	1.72%	24,408,625
Equity Index Portfolio	30,830,713	94.17%	1,313,246	4.01%	594,149	1.81%	32,738,108
Equity Long/Short Portfolio	1,287,138	97.96%	5,459	0.42%	21,380	1.63%	1,313,977
Floating Rate Income Portfolio	3,653,602	92.86%	108,862	2.77%	172,039	4.37%	3,934,504
Floating Rate Loan Portfolio	19,601,180	96.49%	314,339	1.55%	398,669	1.96%	20,314,188
Focused Growth Portfolio	6,663,938	90.25%	392,624	5.32%	327,474	4.43%	7,384,037
Global Absolute Return Portfolio	1,227,326	96.85%	29,699	2.34%	10,284	0.81%	1,267,308
Growth Portfolio	21,474,450	94.87%	594,277	2.63%	567,275	2.51%	22,636,002
Health Sciences Portfolio	11,397,032	93.90%	397,495	3.27%	343,156	2.83%	12,137,683
High Yield Bond Portfolio	43,567,547	94.85%	1,459,295	3.18%	907,839	1.98%	45,934,681
Inflation Managed Portfolio	35,907,468	96.20%	604,640	1.62%	813,336	2.18%	37,325,445
Inflation Strategy Portfolio	1,837,220	91.76%	74,339	3.71%	90,662	4.53%	2,002,221
International Large-Cap Portfolio	62,186,132	94.86%	2,170,375	3.31%	1,199,088	1.83%	65,555,595
International Small-Cap Portfolio	8,172,618	95.80%	175,353	2.06%	183,013	2.15%	8,530,984
International Value Portfolio	26,853,193	95.69%	574,258	2.05%	635,010	2.26%	28,062,461
Large-Cap Growth Portfolio	22,682,003	95.48%	610,186	2.57%	463,899	1.95%	23,756,088
Large-Cap Value Portfolio	20,310,879	95.94%	483,329	2.28%	376,188	1.78%	21,170,396
Long/Short Large-Cap Portfolio	4,830,803	92.53%	263,766	5.05%	125,951	2.41%	5,220,520
Main Street® Core Portfolio	17,045,717	94.93%	415,770	2.32%	493,686	2.75%	17,955,173
Managed Bond Portfolio	71,311,712	93.91%	2,398,231	3.16%	2,229,702	2.94%	75,939,645
Mid-Cap Equity Portfolio	19,234,921	95.32%	529,185	2.62%	416,096	2.06%	20,180,202
Mid-Cap Growth Portfolio	23,440,730	94.43%	728,479	2.93%	653,427	2.63%	24,822,637
Mid-Cap Value Portfolio	6,115,127	95.19%	141,290	2.20%	167,919	2.61%	6,424,337
Pacific Dynamix - Conservative Growth Portfolio	31,388,097	90.68%	1,867,799	5.40%	1,359,556	3.93%	34,615,452
Pacific Dynamix - Growth Portfolio	32,270,366	94.59%	986,613	2.89%	859,472	2.52%	34,116,451
Pacific Dynamix - Moderate Growth Portfolio	104,613,160	92.07%	4,148,311	3.65%	4,867,168	4.28%	113,628,639
Portfolio Optimization Aggressive-Growth Portfolio	165,500,256	93.22%	6,472,273	3.65%	5,574,030	3.14%	177,546,559
Portfolio Optimization Conservative Portfolio	170,538,323	90.35%	8,466,984	4.49%	9,742,085	5.16%	188,747,391
Portfolio Optimization Growth Portfolio	761,283,238	92.01%	30,555,803	3.69%	35,517,836	4.29%	827,356,877
Portfolio Optimization Moderate Portfolio	952,150,003	93.00%	35,800,670	3.50%	35,815,568	3.50%	1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio	287,211,157	94.60%	7,544,631	2.48%	8,858,407	2.92%	303,614,194
Real Estate Portfolio	13,629,217	95.45%	430,533	3.02%	219,871	1.54%	14,279,622
Short Duration Bond Portfolio	41,358,280	94.10%	1,108,152	2.52%	1,486,248	3.38%	43,952,680
Small-Cap Equity Portfolio	3,460,243	95.32%	116,126	3.20%	53,863	1.48%	3,630,232
Small-Cap Growth Portfolio	10,302,306	95.56%	226,452	2.10%	252,109	2.34%	10,780,866

PACIFIC SELECT FUND

SPECIAL MEETINGS OF SHAREHOLDERS (Continued)

(Unaudited)

	Votes For		Votes Against		Abstentions		Outstanding Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number
Small-Cap Index Portfolio	22,196,519	95.90%	719,103	3.11%	230,366	1.00%	23,145,988
Small-Cap Value Portfolio	11,511,423	94.56%	342,544	2.81%	319,551	2.62%	12,173,517
Technology Portfolio	17,339,221	94.49%	451,580	2.46%	558,568	3.04%	18,349,370
Value Advantage Portfolio	1,202,427	88.46%	10,026	0.74%	146,819	10.80%	1,359,271

3e. Purchasing or Selling Commodities

	Votes For		Votes Against		Abstentions		Outstanding Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number
Absolute Return Portfolio	102,716	99.49%	-	0.00%	524	0.51%	103,240
Comstock Portfolio	20,812,658	94.92%	724,762	3.31%	389,121	1.77%	21,926,541
Core Income Portfolio	443,058	97.38%	492	0.11%	11,442	2.51%	454,992
Currency Strategies Portfolio	461,575	95.25%	4,810	0.99%	18,214	3.76%	484,599
Diversified Bond Portfolio	26,958,686	95.94%	451,546	1.61%	688,417	2.45%	28,098,648
Dividend Growth Portfolio	19,665,605	94.06%	728,518	3.48%	514,396	2.46%	20,908,520
Emerging Markets Debt Portfolio	1,786,722	97.42%	16,093	0.88%	31,193	1.70%	1,834,008
Emerging Markets Portfolio	23,083,102	94.57%	905,312	3.71%	420,212	1.72%	24,408,625
Equity Index Portfolio	30,584,530	93.42%	1,549,258	4.73%	604,321	1.85%	32,738,108
Equity Long/Short Portfolio	1,264,714	96.25%	27,883	2.12%	21,380	1.63%	1,313,977
Floating Rate Income Portfolio	3,683,759	93.63%	78,706	2.00%	172,039	4.37%	3,934,504
Floating Rate Loan Portfolio	19,642,214	96.69%	273,304	1.35%	398,669	1.96%	20,314,188
Focused Growth Portfolio	6,656,454	90.15%	410,220	5.56%	317,363	4.30%	7,384,037
Global Absolute Return Portfolio	1,227,326	96.85%	29,699	2.34%	10,284	0.81%	1,267,308
Growth Portfolio	21,386,768	94.48%	634,810	2.80%	614,424	2.71%	22,636,002
Health Sciences Portfolio	11,369,062	93.67%	420,939	3.47%	347,682	2.86%	12,137,683
High Yield Bond Portfolio	43,239,232	94.13%	1,829,659	3.98%	865,790	1.88%	45,934,681
Inflation Managed Portfolio	35,813,493	95.95%	698,615	1.87%	813,336	2.18%	37,325,445
Inflation Strategy Portfolio	1,829,225	91.36%	82,333	4.11%	90,662	4.53%	2,002,221
International Large-Cap Portfolio	62,095,718	94.72%	2,283,075	3.48%	1,176,802	1.80%	65,555,595
International Small-Cap Portfolio	8,146,023	95.49%	198,579	2.33%	186,382	2.18%	8,530,984
International Value Portfolio	26,797,469	95.49%	645,666	2.30%	619,326	2.21%	28,062,461
Large-Cap Growth Portfolio	22,748,697	95.76%	552,007	2.32%	455,384	1.92%	23,756,088
Large-Cap Value Portfolio	20,317,865	95.97%	486,996	2.30%	365,535	1.73%	21,170,396
Long/Short Large-Cap Portfolio	4,824,857	92.42%	269,712	5.17%	125,951	2.41%	5,220,520
Main Street® Core Portfolio	17,008,873	94.73%	467,973	2.61%	478,326	2.66%	17,955,173
Managed Bond Portfolio	71,389,338	94.01%	2,411,208	3.18%	2,139,099	2.82%	75,939,645
Mid-Cap Equity Portfolio	19,181,298	95.05%	589,405	2.92%	409,499	2.03%	20,180,202
Mid-Cap Growth Portfolio	23,379,106	94.18%	795,565	3.20%	647,966	2.61%	24,822,637
Mid-Cap Value Portfolio	6,095,901	94.89%	155,672	2.42%	172,764	2.69%	6,424,337
Pacific Dynamix - Conservative Growth Portfolio	31,474,388	90.93%	1,781,508	5.15%	1,359,556	3.93%	34,615,452
Pacific Dynamix - Growth Portfolio	32,228,923	94.47%	990,334	2.90%	897,195	2.63%	34,116,451
Pacific Dynamix - Moderate Growth Portfolio	103,988,651	91.52%	4,510,652	3.97%	5,129,335	4.51%	113,628,639
Portfolio Optimization Aggressive-Growth Portfolio	162,247,674	91.38%	9,489,760	5.34%	5,809,125	3.27%	177,546,559
Portfolio Optimization Conservative Portfolio	170,603,680	90.39%	8,413,853	4.46%	9,729,859	5.15%	188,747,391
Portfolio Optimization Growth Portfolio	756,510,355	91.44%	34,160,469	4.13%	36,686,053	4.43%	827,356,877
Portfolio Optimization Moderate Portfolio	947,856,083	92.59%	40,013,017	3.91%	35,897,142	3.51%	1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio	286,875,479	94.49%	7,698,535	2.54%	9,040,180	2.98%	303,614,194
Real Estate Portfolio	13,592,456	95.19%	457,427	3.20%	229,739	1.61%	14,279,622
Short Duration Bond Portfolio	41,193,177	93.72%	1,150,612	2.62%	1,608,891	3.66%	43,952,680
Small-Cap Equity Portfolio	3,456,702	95.22%	119,666	3.30%	53,863	1.48%	3,630,232
Small-Cap Growth Portfolio	10,219,412	94.79%	310,567	2.88%	250,887	2.33%	10,780,866
Small-Cap Index Portfolio	22,106,648	95.51%	800,661	3.46%	238,679	1.03%	23,145,988
Small-Cap Value Portfolio	11,477,513	94.28%	468,030	3.84%	227,974	1.87%	12,173,517
Technology Portfolio	17,243,283	93.97%	547,518	2.98%	558,568	3.04%	18,349,370
Value Advantage Portfolio	1,201,879	88.42%	10,573	0.78%	146,819	10.80%	1,359,271

3f. Making Loans

	Votes For		Votes Against		Abstentions		Outstanding Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number
Absolute Return Portfolio	102,716	99.49%	-	0.00%	524	0.51%	103,240
Comstock Portfolio	20,922,223	95.42%	610,950	2.79%	393,368	1.79%	21,926,541
Core Income Portfolio	443,058	97.38%	492	0.11%	11,442	2.51%	454,992
Currency Strategies Portfolio	461,575	95.25%	4,810	0.99%	18,214	3.76%	484,599

PACIFIC SELECT FUND

SPECIAL MEETINGS OF SHAREHOLDERS (Continued)

(Unaudited)

	Votes For		Votes Against		Abstentions		Outstanding Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number
Diversified Bond Portfolio	26,848,166	95.55%	454,593	1.62%	795,889	2.83%	28,098,648
Dividend Growth Portfolio	19,696,800	94.20%	622,374	2.98%	589,346	2.82%	20,908,520
Emerging Markets Debt Portfolio	1,779,754	97.04%	23,061	1.26%	31,193	1.70%	1,834,008
Emerging Markets Portfolio	22,976,944	94.13%	1,019,499	4.18%	412,182	1.69%	24,408,625
Equity Index Portfolio	30,496,227	93.15%	1,637,311	5.00%	604,570	1.85%	32,738,108
Equity Long/Short Portfolio	1,264,714	96.25%	27,883	2.12%	21,380	1.63%	1,313,977
Floating Rate Income Portfolio	3,674,460	93.39%	77,534	1.97%	182,510	4.64%	3,934,504
Floating Rate Loan Portfolio	19,592,284	96.45%	323,235	1.59%	398,669	1.96%	20,314,188
Focused Growth Portfolio	6,668,137	90.30%	397,198	5.38%	318,702	4.32%	7,384,037
Global Absolute Return Portfolio	1,222,949	96.50%	34,076	2.69%	10,284	0.81%	1,267,308
Growth Portfolio	21,370,964	94.41%	667,943	2.95%	597,095	2.64%	22,636,002
Health Sciences Portfolio	11,366,854	93.65%	421,707	3.47%	349,123	2.88%	12,137,683
High Yield Bond Portfolio	42,934,104	93.47%	1,940,102	4.22%	1,060,475	2.31%	45,934,681
Inflation Managed Portfolio	35,677,223	95.58%	830,739	2.23%	817,483	2.19%	37,325,445
Inflation Strategy Portfolio	1,829,225	91.36%	82,333	4.11%	90,662	4.53%	2,002,221
International Large-Cap Portfolio	61,300,160	93.51%	3,062,973	4.67%	1,192,462	1.82%	65,555,595
International Small-Cap Portfolio	8,140,018	95.42%	194,332	2.28%	196,634	2.30%	8,530,984
International Value Portfolio	26,695,731	95.13%	708,450	2.52%	658,280	2.35%	28,062,461
Large-Cap Growth Portfolio	22,704,335	95.57%	607,533	2.56%	444,221	1.87%	23,756,088
Large-Cap Value Portfolio	20,252,752	95.67%	551,656	2.61%	365,988	1.73%	21,170,396
Long/Short Large-Cap Portfolio	4,829,536	92.51%	265,033	5.08%	125,951	2.41%	5,220,520
Main Street® Core Portfolio	16,953,582	94.42%	486,523	2.71%	515,069	2.87%	17,955,173
Managed Bond Portfolio	70,585,315	92.95%	3,197,775	4.21%	2,156,554	2.84%	75,939,645
Mid-Cap Equity Portfolio	19,049,454	94.40%	719,561	3.57%	411,187	2.04%	20,180,202
Mid-Cap Growth Portfolio	23,354,623	94.09%	805,653	3.25%	662,360	2.67%	24,822,637
Mid-Cap Value Portfolio	6,089,182	94.78%	164,153	2.56%	171,001	2.66%	6,424,337
Pacific Dynamix - Conservative Growth Portfolio	31,791,397	91.84%	1,425,106	4.12%	1,398,949	4.04%	34,615,452
Pacific Dynamix - Growth Portfolio	31,889,980	93.47%	1,280,383	3.75%	946,088	2.77%	34,116,451
Pacific Dynamix - Moderate Growth Portfolio	102,531,620	90.23%	5,014,529	4.41%	6,082,490	5.35%	113,628,639
Portfolio Optimization Aggressive-Growth Portfolio	162,633,617	91.60%	8,875,088	5.00%	6,037,853	3.40%	177,546,559
Portfolio Optimization Conservative Portfolio	169,593,495	89.85%	9,845,242	5.22%	9,308,655	4.93%	188,747,391
Portfolio Optimization Growth Portfolio	751,867,964	90.88%	39,097,631	4.73%	36,391,282	4.40%	827,356,877
Portfolio Optimization Moderate Portfolio	946,278,727	92.43%	41,339,532	4.04%	36,147,982	3.53%	1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio	285,895,696	94.16%	8,600,650	2.83%	9,117,849	3.00%	303,614,194
Real Estate Portfolio	13,613,363	95.33%	433,316	3.03%	232,942	1.63%	14,279,622
Short Duration Bond Portfolio	41,242,300	93.83%	1,133,960	2.58%	1,576,419	3.59%	43,952,680
Small-Cap Equity Portfolio	3,444,333	94.88%	132,036	3.64%	53,863	1.48%	3,630,232
Small-Cap Growth Portfolio	10,187,998	94.50%	328,203	3.04%	264,665	2.45%	10,780,866
Small-Cap Index Portfolio	21,849,338	94.40%	1,048,754	4.53%	247,896	1.07%	23,145,988
Small-Cap Value Portfolio	11,523,051	94.66%	327,492	2.69%	322,975	2.65%	12,173,517
Technology Portfolio	17,270,118	94.12%	510,766	2.78%	568,486	3.10%	18,349,370
Value Advantage Portfolio	1,199,180	88.22%	13,272	0.98%	146,819	10.80%	1,359,271

3g. Diversification

	Votes For		Votes Against		Abstentions		Outstanding Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number
Absolute Return Portfolio	102,716	99.49%	-	0.00%	524	0.51%	103,240
Comstock Portfolio	21,041,339	95.96%	511,597	2.33%	373,605	1.70%	21,926,541
Core Income Portfolio	443,058	97.38%	492	0.11%	11,442	2.51%	454,992
Currency Strategies Portfolio	461,575	95.25%	4,810	0.99%	18,214	3.76%	484,599
Diversified Bond Portfolio	27,004,463	96.11%	400,750	1.43%	693,435	2.47%	28,098,648
Dividend Growth Portfolio	19,875,059	95.06%	491,895	2.35%	541,565	2.59%	20,908,520
Emerging Markets Debt Portfolio	1,795,326	97.89%	7,489	0.41%	31,193	1.70%	1,834,008
Emerging Markets Portfolio	23,346,789	95.65%	647,178	2.65%	414,658	1.70%	24,408,625
Equity Index Portfolio	31,165,035	95.19%	998,634	3.05%	574,439	1.75%	32,738,108
Equity Long/Short Portfolio	1,287,138	97.96%	5,459	0.42%	21,380	1.63%	1,313,977
Floating Rate Income Portfolio	3,713,738	94.39%	12,698	0.32%	208,067	5.29%	3,934,504
Floating Rate Loan Portfolio	19,683,138	96.89%	232,381	1.14%	398,669	1.96%	20,314,188
Focused Growth Portfolio	6,677,993	90.44%	390,732	5.29%	315,312	4.27%	7,384,037
Global Absolute Return Portfolio	1,227,326	96.85%	29,699	2.34%	10,284	0.81%	1,267,308
Growth Portfolio	21,550,376	95.20%	476,544	2.11%	609,082	2.69%	22,636,002
Health Sciences Portfolio	11,425,003	94.13%	366,556	3.02%	346,125	2.85%	12,137,683
High Yield Bond Portfolio	44,038,955	95.87%	1,032,310	2.25%	863,415	1.88%	45,934,681
Inflation Managed Portfolio	35,941,211	96.29%	566,750	1.52%	817,483	2.19%	37,325,445
Inflation Strategy Portfolio	1,829,225	91.36%	82,333	4.11%	90,662	4.53%	2,002,221
International Large-Cap Portfolio	62,599,659	95.49%	1,785,852	2.72%	1,170,084	1.78%	65,555,595

PACIFIC SELECT FUND

SPECIAL MEETINGS OF SHAREHOLDERS (Continued)

(Unaudited)

	Votes For		Votes Against		Abstentions		Outstanding Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number
International Small-Cap Portfolio	8,168,788	95.75%	181,367	2.13%	180,828	2.12%	8,530,984
International Value Portfolio	26,926,592	95.95%	501,127	1.79%	634,742	2.26%	28,062,461
Large-Cap Growth Portfolio	22,766,361	95.83%	545,506	2.30%	444,221	1.87%	23,756,088
Large-Cap Value Portfolio	20,349,428	96.12%	458,199	2.16%	362,769	1.71%	21,170,396
Long/Short Large-Cap Portfolio	4,883,799	93.55%	210,770	4.04%	125,951	2.41%	5,220,520
Main Street® Core Portfolio	17,055,270	94.99%	368,956	2.05%	530,948	2.96%	17,955,173
Managed Bond Portfolio	71,894,878	94.67%	1,860,279	2.45%	2,184,488	2.88%	75,939,645
Mid-Cap Equity Portfolio	19,304,757	95.66%	467,344	2.32%	408,100	2.02%	20,180,202
Mid-Cap Growth Portfolio	23,457,546	94.50%	714,477	2.88%	650,614	2.62%	24,822,637
Mid-Cap Value Portfolio	6,116,706	95.21%	136,629	2.13%	171,001	2.66%	6,424,337
Pacific Dynamix - Conservative Growth Portfolio	32,162,891	92.91%	932,329	2.69%	1,520,231	4.39%	34,615,452
Pacific Dynamix - Growth Portfolio	32,461,776	95.15%	760,750	2.23%	893,925	2.62%	34,116,451
Pacific Dynamix - Moderate Growth Portfolio	104,945,769	92.36%	2,875,732	2.53%	5,807,138	5.11%	113,628,639
Portfolio Optimization Aggressive-Growth Portfolio	166,826,028	93.96%	5,065,165	2.85%	5,655,365	3.19%	177,546,559
Portfolio Optimization Conservative Portfolio	172,339,426	91.31%	6,715,756	3.56%	9,692,209	5.14%	188,747,391
Portfolio Optimization Growth Portfolio	769,533,436	93.01%	23,227,354	2.81%	34,596,087	4.18%	827,356,877
Portfolio Optimization Moderate Portfolio	963,609,981	94.12%	25,368,365	2.48%	34,787,897	3.40%	1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio	289,494,400	95.35%	4,996,521	1.65%	9,123,273	3.00%	303,614,194
Real Estate Portfolio	13,701,620	95.95%	335,047	2.35%	242,955	1.70%	14,279,622
Short Duration Bond Portfolio	41,540,531	94.51%	925,900	2.11%	1,486,248	3.38%	43,952,680
Small-Cap Equity Portfolio	3,467,864	95.53%	108,505	2.99%	53,863	1.48%	3,630,232
Small-Cap Growth Portfolio	10,344,470	95.95%	185,927	1.72%	250,469	2.32%	10,780,866
Small-Cap Index Portfolio	22,391,380	96.74%	546,956	2.36%	207,653	0.90%	23,145,988
Small-Cap Value Portfolio	11,646,632	95.67%	295,487	2.43%	231,398	1.90%	12,173,517
Technology Portfolio	17,330,403	94.45%	430,755	2.35%	588,212	3.21%	18,349,370
Value Advantage Portfolio	1,192,182	87.71%	10,573	0.78%	156,516	11.51%	1,359,271

3h. Concentrating investment in a particular industry or group of industries.

	Votes For		Votes Against		Abstentions		Outstanding Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number
Absolute Return Portfolio	102,238	99.03%	478	0.46%	524	0.51%	103,240
Comstock Portfolio	20,751,933	94.64%	764,844	3.49%	409,764	1.87%	21,926,541
Core Income Portfolio	443,058	97.38%	492	0.11%	11,442	2.51%	454,992
Currency Strategies Portfolio	461,575	95.25%	4,810	0.99%	18,214	3.76%	484,599
Diversified Bond Portfolio	26,887,466	95.69%	415,294	1.48%	795,889	2.83%	28,098,648
Dividend Growth Portfolio	19,767,120	94.54%	586,949	2.81%	554,451	2.65%	20,908,520
Emerging Markets Debt Portfolio	1,787,557	97.47%	15,257	0.83%	31,193	1.70%	1,834,008
Emerging Markets Portfolio	23,106,424	94.66%	886,580	3.63%	415,621	1.70%	24,408,625
Equity Index Portfolio	30,622,692	93.54%	1,524,826	4.66%	590,590	1.80%	32,738,108
Equity Long/Short Portfolio	1,253,140	95.37%	39,457	3.00%	21,380	1.63%	1,313,977
Floating Rate Income Portfolio	3,620,320	92.01%	142,144	3.61%	172,039	4.37%	3,934,504
Floating Rate Loan Portfolio	19,485,436	95.92%	288,937	1.42%	539,815	2.66%	20,314,188
Focused Growth Portfolio	6,653,733	90.11%	414,992	5.62%	315,312	4.27%	7,384,037
Global Absolute Return Portfolio	1,222,949	96.50%	34,076	2.69%	10,284	0.81%	1,267,308
Growth Portfolio	21,374,058	94.43%	643,509	2.84%	618,435	2.73%	22,636,002
Health Sciences Portfolio	11,319,064	93.26%	472,284	3.89%	346,335	2.85%	12,137,683
High Yield Bond Portfolio	43,517,959	94.74%	1,359,534	2.96%	1,057,188	2.30%	45,934,681
Inflation Managed Portfolio	35,645,804	95.50%	849,935	2.28%	829,706	2.22%	37,325,445
Inflation Strategy Portfolio	1,837,220	91.76%	74,339	3.71%	90,662	4.53%	2,002,221
International Large-Cap Portfolio	62,216,741	94.91%	2,172,272	3.31%	1,166,582	1.78%	65,555,595
International Small-Cap Portfolio	8,084,998	94.77%	265,158	3.11%	180,828	2.12%	8,530,984
International Value Portfolio	26,677,632	95.07%	765,154	2.73%	619,674	2.21%	28,062,461
Large-Cap Growth Portfolio	22,629,877	95.26%	714,044	3.01%	412,167	1.73%	23,756,088
Large-Cap Value Portfolio	20,263,412	95.72%	544,406	2.57%	362,578	1.71%	21,170,396
Long/Short Large-Cap Portfolio	4,880,269	93.48%	214,300	4.10%	125,951	2.41%	5,220,520
Main Street® Core Portfolio	16,931,338	94.30%	520,696	2.90%	503,139	2.80%	17,955,173
Managed Bond Portfolio	71,294,715	93.88%	2,469,434	3.25%	2,175,496	2.86%	75,939,645
Mid-Cap Equity Portfolio	19,149,522	94.89%	617,547	3.06%	413,132	2.05%	20,180,202
Mid-Cap Growth Portfolio	23,340,026	94.03%	837,766	3.38%	644,845	2.60%	24,822,637
Mid-Cap Value Portfolio	6,093,302	94.85%	149,550	2.33%	181,484	2.82%	6,424,337
Pacific Dynamix - Conservative Growth Portfolio	31,611,758	91.32%	1,639,424	4.74%	1,364,269	3.94%	34,615,452
Pacific Dynamix - Growth Portfolio	31,739,946	93.03%	1,135,656	3.33%	1,240,849	3.64%	34,116,451
Pacific Dynamix - Moderate Growth Portfolio	102,280,585	90.01%	4,921,068	4.33%	6,426,985	5.66%	113,628,639
Portfolio Optimization Aggressive-Growth Portfolio	162,205,075	91.36%	9,199,874	5.18%	6,141,609	3.46%	177,546,559
Portfolio Optimization Conservative Portfolio	170,066,835	90.10%	9,263,648	4.91%	9,416,909	4.99%	188,747,391
Portfolio Optimization Growth Portfolio	746,995,256	90.29%	44,428,456	5.37%	35,933,166	4.34%	827,356,877

PACIFIC SELECT FUND

SPECIAL MEETINGS OF SHAREHOLDERS (Continued)

(Unaudited)

	Votes For		Votes Against		Abstentions		Outstanding Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number
Portfolio Optimization Moderate Portfolio	940,614,305	91.88%	44,934,207	4.39%	38,217,730	3.73%	1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio	284,495,930	93.70%	10,127,095	3.34%	8,991,169	2.96%	303,614,194
Real Estate Portfolio	13,638,704	95.51%	393,283	2.75%	247,634	1.73%	14,279,622
Short Duration Bond Portfolio	41,261,188	93.88%	1,205,244	2.74%	1,486,248	3.38%	43,952,680
Small-Cap Equity Portfolio	3,427,583	94.42%	148,786	4.10%	53,863	1.48%	3,630,232
Small-Cap Growth Portfolio	10,143,562	94.09%	381,012	3.53%	256,292	2.38%	10,780,866
Small-Cap Index Portfolio	22,049,590	95.26%	883,245	3.82%	213,153	0.92%	23,145,988
Small-Cap Value Portfolio	11,485,363	94.35%	365,179	3.00%	322,975	2.65%	12,173,517
Technology Portfolio	17,167,840	93.56%	575,686	3.14%	605,843	3.30%	18,349,370
Value Advantage Portfolio	1,183,955	87.10%	13,272	0.98%	162,044	11.92%	1,359,271

Proposal 4 for all Funds of Pacific Select Fund

To approve the Trust’s participation in a manager of managers structure that: (i) permits the Trusts’ investment adviser to enter into and/or materially amend sub-advisory agreements with affiliated and unaffiliated sub-advisers without obtaining shareholder approval; and (ii) permits the Trust to provide notice of sub-adviser changes to Contract Owners via posting relevant information on the Trust’s website, with appropriate notice of its availability on the website.

	Votes For		Votes Against		Abstentions		Outstanding Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number
Absolute Return Portfolio	102,700	99.48%	16	0.02%	524	0.51%	103,240
Comstock Portfolio	20,860,971	95.14%	723,368	3.30%	342,202	1.56%	21,926,541
Core Income Portfolio	454,500	99.89%	492	0.11%	-	0.00%	454,992
Currency Strategies Portfolio	459,554	94.83%	9,159	1.89%	15,885	3.28%	484,599
Diversified Bond Portfolio	24,228,093	86.23%	3,315,190	11.80%	555,365	1.98%	28,098,648
Dividend Growth Portfolio	19,959,133	95.46%	665,278	3.18%	284,109	1.36%	20,908,520
Emerging Markets Debt Portfolio	1,746,069	95.21%	56,746	3.09%	31,193	1.70%	1,834,008
Emerging Markets Portfolio	21,886,285	89.67%	2,163,140	8.86%	359,200	1.47%	24,408,625
Equity Index Portfolio	29,252,634	89.35%	3,012,875	9.20%	472,600	1.44%	32,738,108
Equity Long/Short Portfolio	1,265,464	96.31%	27,883	2.12%	20,630	1.57%	1,313,977
Floating Rate Income Portfolio	3,613,350	91.84%	134,748	3.42%	186,406	4.74%	3,934,504
Floating Rate Loan Portfolio	19,435,479	95.67%	440,281	2.17%	438,428	2.16%	20,314,188
Focused Growth Portfolio	6,840,620	92.64%	442,233	5.99%	101,183	1.37%	7,384,037
Global Absolute Return Portfolio	1,221,278	96.37%	35,747	2.82%	10,284	0.81%	1,267,308
Growth Portfolio	21,182,758	93.58%	876,441	3.87%	576,804	2.55%	22,636,002
Health Sciences Portfolio	10,859,853	89.47%	1,005,504	8.28%	272,327	2.24%	12,137,683
High Yield Bond Portfolio	42,172,027	91.81%	2,882,570	6.28%	880,083	1.92%	45,934,681
Inflation Managed Portfolio	34,717,301	93.01%	1,822,300	4.88%	785,843	2.11%	37,325,445
Inflation Strategy Portfolio	1,776,161	88.71%	121,110	6.05%	104,950	5.24%	2,002,221
International Large-Cap Portfolio	58,680,158	89.51%	5,944,939	9.07%	930,499	1.42%	65,555,595
International Small-Cap Portfolio	8,078,336	94.69%	228,863	2.68%	223,785	2.62%	8,530,984
International Value Portfolio	26,488,194	94.39%	1,066,559	3.80%	507,708	1.81%	28,062,461
Large-Cap Growth Portfolio	22,712,937	95.61%	700,187	2.95%	342,963	1.44%	23,756,088
Large-Cap Value Portfolio	19,282,526	91.08%	1,582,063	7.47%	305,806	1.44%	21,170,396
Long/Short Large-Cap Portfolio	4,810,790	92.15%	297,097	5.69%	112,633	2.16%	5,220,520
Main Street® Core Portfolio	16,980,198	94.57%	537,512	2.99%	437,463	2.44%	17,955,173
Managed Bond Portfolio	70,094,162	92.30%	3,910,698	5.15%	1,934,785	2.55%	75,939,645
Mid-Cap Equity Portfolio	19,026,171	94.28%	843,966	4.18%	310,064	1.54%	20,180,202
Mid-Cap Growth Portfolio	23,077,412	92.97%	1,178,611	4.75%	566,614	2.28%	24,822,637
Mid-Cap Value Portfolio	6,036,546	93.96%	210,991	3.28%	176,799	2.75%	6,424,337
Pacific Dynamix - Conservative Growth Portfolio	31,618,640	91.34%	1,822,326	5.26%	1,174,485	3.39%	34,615,452
Pacific Dynamix - Growth Portfolio	31,791,234	93.18%	1,267,945	3.72%	1,057,273	3.10%	34,116,451
Pacific Dynamix - Moderate Growth Portfolio	101,357,486	89.20%	7,562,000	6.66%	4,709,153	4.14%	113,628,639
Portfolio Optimization Aggressive-Growth Portfolio	157,281,795	88.59%	12,629,848	7.11%	7,634,915	4.30%	177,546,559
Portfolio Optimization Conservative Portfolio	165,628,665	87.75%	12,769,444	6.77%	10,349,282	5.48%	188,747,391
Portfolio Optimization Growth Portfolio	731,157,677	88.37%	59,706,351	7.22%	36,492,849	4.41%	827,356,877
Portfolio Optimization Moderate Portfolio	918,632,383	89.73%	66,525,922	6.50%	38,607,936	3.77%	1,023,766,242
Portfolio Optimization Moderate-Conservative Portfolio	279,909,941	92.19%	15,226,405	5.02%	8,477,849	2.79%	303,614,194
Real Estate Portfolio	13,015,884	91.15%	1,131,020	7.92%	132,717	0.93%	14,279,622
Short Duration Bond Portfolio	40,903,116	93.06%	1,666,739	3.79%	1,382,824	3.15%	43,952,680
Small-Cap Equity Portfolio	3,468,878	95.56%	106,750	2.94%	54,604	1.50%	3,630,232
Small-Cap Growth Portfolio	10,201,537	94.63%	430,294	3.99%	149,035	1.38%	10,780,866
Small-Cap Index Portfolio	21,414,947	92.52%	1,456,198	6.29%	274,843	1.19%	23,145,988
Small-Cap Value Portfolio	11,260,859	92.50%	727,371	5.98%	185,287	1.52%	12,173,517
Technology Portfolio	17,047,949	92.91%	904,506	4.93%	396,914	2.16%	18,349,370
Value Advantage Portfolio	1,203,966	88.57%	48,856	3.59%	106,449	7.83%	1,359,271

PACIFIC SELECT FUND

SPECIAL MEETINGS OF SHAREHOLDERS (Continued)

(Unaudited)

Proposal 5 for certain Funds of Pacific Select Fund as listed below

To approve making investment goals “non-fundamental”.

	Votes For		Votes Against		Abstentions		Outstanding Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number
Comstock Portfolio	20,643,997	94.15%	979,779	4.47%	302,765	1.38%	21,926,541
Dividend Growth Portfolio	19,825,632	94.82%	743,606	3.56%	339,282	1.62%	20,908,520
Emerging Markets Portfolio	22,687,978	92.95%	1,145,013	4.69%	575,635	2.36%	24,408,625
Equity Index Portfolio	29,808,870	91.05%	2,073,971	6.34%	855,267	2.61%	32,738,108
Focused Growth Portfolio	6,779,959	91.82%	405,020	5.49%	199,057	2.70%	7,384,037
Growth Portfolio	21,105,799	93.24%	829,671	3.67%	700,532	3.09%	22,636,002
Health Sciences Portfolio	11,012,997	90.73%	838,863	6.91%	285,823	2.35%	12,137,683
High Yield Bond Portfolio	43,429,752	94.55%	1,374,094	2.99%	1,130,835	2.46%	45,934,681
Inflation Managed Portfolio	35,276,222	94.51%	1,111,336	2.98%	937,887	2.51%	37,325,445
International Large-Cap Portfolio	61,145,657	93.27%	2,434,465	3.71%	1,975,473	3.01%	65,555,595
International Value Portfolio	26,482,914	94.37%	990,885	3.53%	588,662	2.10%	28,062,461
Large-Cap Growth Portfolio	22,682,487	95.48%	708,507	2.98%	365,094	1.54%	23,756,088
Large-Cap Value Portfolio	20,046,108	94.69%	697,141	3.29%	427,147	2.02%	21,170,396
Main Street® Core Portfolio	16,919,415	94.23%	566,169	3.15%	469,589	2.62%	17,955,173
Managed Bond Portfolio	70,475,725	92.80%	3,138,999	4.13%	2,324,920	3.06%	75,939,645
Mid-Cap Equity Portfolio	19,079,623	94.55%	675,384	3.35%	425,195	2.11%	20,180,202
Mid-Cap Growth Portfolio	23,129,048	93.18%	1,120,905	4.52%	572,685	2.31%	24,822,637
Real Estate Portfolio	13,575,971	95.07%	482,130	3.38%	221,520	1.55%	14,279,622
Short Duration Bond Portfolio	41,391,984	94.17%	1,275,575	2.90%	1,285,121	2.92%	43,952,680
Small-Cap Equity Portfolio	3,447,617	94.97%	125,644	3.46%	56,971	1.57%	3,630,232
Small-Cap Growth Portfolio	10,145,534	94.11%	460,702	4.27%	174,630	1.62%	10,780,866
Small-Cap Index Portfolio	21,708,926	93.79%	901,594	3.90%	535,468	2.31%	23,145,988
Small-Cap Value Portfolio	11,335,066	93.11%	534,307	4.39%	304,145	2.50%	12,173,517
Technology Portfolio	17,214,028	93.81%	514,568	2.80%	620,774	3.38%	18,349,370

Shareholders of record on August 12, 2016 representing 17,543,938 outstanding Class I shares of the Technology Portfolio, a fund of Pacific Select Fund, were notified that a Special Meeting of Shareholders would be held for the Technology Portfolio at the offices of Pacific Life Insurance Company on October 28, 2016. 100.00% of the outstanding shares of the portfolio were voted at the meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned meeting is outlined as follows:

Proposal 1 for the Technology Portfolio:

To change the classification of the Technology Portfolio from a “diversified” company to a “non-diversified” company.

	Votes For		Votes Against		Abstentions		Total Outstanding Shares

Portfolio	Number	Percent*	Number	Percent*	Number	Percent*	Number
Technology Portfolio	15,046,483	85.76%	1,953,196	11.13%	544,259	3.10%	17,543,938

Shareholders of record on September 1, 2016 representing 134,868 outstanding Class I shares of the Absolute Return Portfolio, a fund of Pacific Select Fund, were notified that a Special Meeting of Shareholders would be held for the Absolute Return Portfolio at the offices of Pacific Life Insurance Company on October 28, 2016. 100.00% of the outstanding shares of the portfolio were voted at the meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned meeting is outlined as follows:

Proposal 2 for the Absolute Return Portfolio:

To approve a Plan of Liquidation providing for the liquidation and dissolution of the Absolute Return Portfolio.

	Votes For		Votes Against		Abstentions		Total Outstanding Shares

Portfolio	Number	Percent*	Number	Percent*	Number	Percent*	Number
Absolute Return Portfolio	116,803	86.61%	-	0.00%	18,065	13.39%	134,868

*	Based on total shares outstanding

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of Fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s website at http://www. sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington D.C. (information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to Fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectuses and Statement of Additional Information (“SAI”). The prospectuses and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to Fund securities is described in the Trust’s SAI.

Availability of a Complete Schedule of Investments

The Trust’s annual and semi-annual reports may contain a summary schedule of investments (“SOI”) for certain Funds. A complete schedule for each summary SOI presented is available as noted below.

How to obtain Information

The Trust’s prospectuses, SAI (including Proxy Voting Policies), the Pacific Dynamix Underlying Funds annual and semi-annual reports, and complete Schedules of Investments are available:

•	On the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm

•	On the SEC’ website at http://www. sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Annuity Financial Advisors: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-347-7787

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

6 a.m. through 5 p.m. Pacific Time (Monday through Friday)

Pacific Life Insurance Company/

Pacific Life & Annuity Company

Mailing Address:

P.O. Box 2378

Omaha, Nebraska 68103-2378

Annual Report as of December 31, 2016 for:

• Pacific Select Fund

Form Nos.	15-20951-19
1331-17A

Pacific Dynamix Underlying Funds

Annual Report

As of December 31, 2016

TABLE OF CONTENTS

PACIFIC SELECT FUND

Performance Discussion	A-1
Schedules of Investments	B-1
Financial Statements:
Statements of Assets and Liabilities	C-1
Statements of Operations	C-3
Statements of Changes in Net Assets	C-5
Financial Highlights	C-6
Notes to Financial Statements	D-1
Report of Independent Registered Public Accounting Firm	E-1
Disclosure of Fund Expenses	F-1
Trustees and Officers Information	F-2
Approval of Investment Advisory and Sub-Advisory Agreements	F-5
Where to Go for More Information	F-21

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust as it relates specifically to the underlying funds (Pacific Dynamix Underlying Funds) of the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (the Pacific Dynamix Portfolios). This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains information about the Trust and each of its funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The value of a fund changes as its asset values go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Pacific Dynamix Underlying Fund includes reinvestment of all dividends and capital gain distributions, if any. Past performance is not predictive of future performance. This report shows you the performance of the Trust’s Pacific Dynamix Underlying Funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Pacific Dynamix Underlying Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses, and cannot be purchased directly by investors. Index returns include reinvested dividends.

Pacific Life Fund Advisors LLC (PLFA) is the adviser to the Trust and supervises the management of the Pacific Dynamix Underlying Funds of the Trust (subject to the review of the Trust’s Board) and directly manages the three Pacific Dynamix Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the year ended December 31, 2016. PLFA also supervises the management of other funds; however, this report pertains to the Pacific Dynamix Underlying Funds of the Pacific Dynamix Portfolios.

PLFA has retained other firms to serve as sub-advisers for the Pacific Dynamix Underlying Funds under its supervision. Each of these sub-advisers has written a separate commentary specific to each Pacific Dynamix Underlying Fund(s) and as such, is based on their opinions of how their Pacific Dynamix Underlying Fund(s) performed during the year. The views expressed in the commentaries reflect those of the sub-adviser for the year ended December 31, 2016.

All views are subject to change at any time based upon market or other conditions, and the Trust, its adviser and the sub-advisers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the sub-adviser or adviser, as applicable. The adviser and sub-advisers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented and the Statement of Additional Information, as supplemented. The sub-advisers and their Pacific Dynamix Underlying Funds as of December 31, 2016, are listed below:

Sub-adviser	Pacific Dynamix Underlying Fund	Page Number
SSGA Funds Management, Inc. (SSGA FM)	PD 1-3 Year Corporate Bond Portfolio PD Aggregate Bond Index Portfolio PD High Yield Bond Market Portfolio	A-3 A-3 A-4
BlackRock Investment Management, LLC (BlackRock)	PD Large-Cap Growth Index Portfolio PD Large-Cap Value Index Portfolio PD Small-Cap Growth Index Portfolio PD Small-Cap Value Index Portfolio	A-5 A-6 A-7 A-8
Dimensional Fund Advisors LP (DFA)	PD Emerging Markets Portfolio PD International Large-Cap Portfolio	A-9 A-10

Market Conditions (for the year ended December 31, 2016)

Executive Summary

Global equities endured wild swings in 2016, caused by a wave of market moving events. All declines throughout the year ended up being temporary, however, as global stocks finished the year with gains – although the magnitude of the recovery varied by region.

At the beginning of the reporting period, the S&P 500 Index experienced its first correction, which exceeded 10%. This temporary drawdown stemmed from three main themes: China, oil and central banks. On top of experiencing a manufacturing slowdown, China stumbled upon one difficulty after another. This led global investors to question China’s ability to prevent a widespread contagion from occurring due to its trade linkage with the rest of the world. The oversupply of oil was another concern that stressed the markets as the Organization of Petroleum Exporting Countries (“OPEC”) was reluctant to cut production earlier in the year. The Federal Reserve (“Fed”), however, provided market support by maintaining a generally dovish tone and paring back interest rate hike plans. This move by the Fed helped markets recover the losses over the first quarter of the reporting period. Additionally, a general de-escalation of fear over a collapsing China and an eventual recovery of oil improved overall sentiment in the following quarters.

See explanation of benchmark definitions on A-11 and A-12

A-1

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The next event that created uncertainty came from the United Kingdom’s vote to leave the European Union (E.U.). While markets sharply fell immediately after the referendum, they quickly recovered as investors perceived this outcome would keep the Fed from implementing additional rate hikes. This contributed to the U.S. 10-year Treasury yield falling below 1.4% for the first time on record. Additionally, crude oil prices continued to recover over the second quarter of the reporting period, which also assuaged market concerns.

The persistence of easy monetary policy across the globe helped keep market volatility relatively low during the third quarter. However, volatility began to spike during the earlier part of the fourth quarter as we headed into the U.S. presidential election. The S&P 500 Index posted nine consecutive days of losses for the first time in decades. On the night of election day, stock market futures began to plunge as results indicated Donald Trump would become the 45th president of the U.S. However, the mood of the market quickly reversed sentiment following the election as investors focused on the policies put forth by Trump. The potential for corporate tax cuts, infrastructure spending and deregulation lifted U.S. equity markets to all-time highs by the end of the reporting period.

Fixed Income

Although the U.S. 10-year Treasury yield hit an all-time low during the reporting period, it jumped after Donald Trump won the election. His potential policies increased the likelihood of higher inflation, which sent long-term interest rates higher. The spike in interest rates hurt the broad bond market (as defined by the Bloomberg Barclays U.S. Aggregate Bond Index). Nonetheless, the Index returned 2.65% for the reporting period.

Although long-term Treasury bonds had a solid run as yields fell over the first half of 2016, they were a drag when interest rates jumped later in the year. As a result, long-term Treasury bonds ended the reporting period only marginally higher than short-term Treasury bills.

Riskier bond asset classes delivered solid returns over the reporting period. High yield bonds, especially those of lower credit quality, considerably outperformed higher credit investment-grade bonds. Credit spreads, which move in the opposite direction to prices, contracted significantly throughout the reporting period. This contraction coincided with steadily improving energy prices since energy producers represent a sizeable portion of the high yield market. Improving commodities also provided a tailwind for emerging market debt, given that much of it is issued by commodity exporters.

Domestic Equity

Domestic equities edged out solid gains despite experiencing some volatility throughout the reporting period. The S&P 500 Index gained 11.96% over the reporting period. Reversing the trend from the prior reporting period, value stocks finished this reporting period significantly higher than their growth counterparts. Compared to growth, value styles tend to have a sizeable overweight to the energy sector. The energy sector of the S&P 500 Index was the strongest performing one over the reporting period. The financial sector is another large position in value indices. This sector surged in the fourth quarter as it was one of the largest beneficiaries of the surge in interest rates.

International Equity

International equities ended the year with a small gain as the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index (Net) returned 1.00% over the reporting period. The United Kingdom (U.K.) represents a large portion of the MSCI EAFE Index (Net), which held back performance. In general, European markets were volatile throughout the reporting period as their economies continue to struggle and as the growing populist movement throughout the E.U. heightened uncertainty.

On the other hand, emerging market equities have performed well as the MSCI Emerging Markets Index (Net) returned 11.19% over the reporting period. Improving commodity prices particularly helped oil exporters like Brazil and Russia, which considerably contributed to performance of the emerging markets index.

Concluding Remarks

The outlook for 2017 will likely hinge on several factors, the largest of which is the follow-through on political promises of both fiscal stimulus and corporate tax cuts. The pace of interest rate hikes and the Fed’s reaction to volatility should also continue to impact both equity and fixed-income markets. And as the economy draws closer to running at full steam, market participants are likely to once again focus on the fundamentals of underlying corporations. Those fundamentals increasingly point to an equity market approaching late cycle with above average valuations and slowing profitability growth.

For equity markets, the rally after the election indicated strong collective belief in the promise of fiscal stimulus and corporate tax breaks. At this point, the actual plan for both policies from the new President may lead to lower share prices if they simply fail to meet expectations. Therefore, although policy presents a potential tailwind for U.S. equities in 2017, higher valuations and the possibility of missing expectations on two big promises are two key risks.

Uncertainty also dominates the conversation over both international developed and emerging market equities. International developed equities are likely to continue the recovery that gained momentum in the third and fourth quarters of 2016, but face stiff potential headwinds as Britain begins to formally negotiate its exit from the E.U. and European nations hold elections amidst rising populist movements. Emerging market equities could continue to benefit from stabilizing commodity prices and strengthening manufacturing momentum, but they also face potential trade headwinds if protectionist governments turn to tariffs. The strengthening dollar may also pose a hurdle for emerging market equities if it creates strong capital flows that destabilize their currencies, particularly for China.

With the economy continuing to improve, the normalization of interest rates by the Fed poses challenges for fixed income positions with higher duration. Credit is less likely to be impacted and may provide higher returns so long as defaults do not rise above expectations. Floating rate notes may also benefit both from credit exposure and a potentially rising rate environment. Lastly, global correlations have been falling and may present more opportunity for alternative managers that take long and short positions among different equity, fixed-income, and currency markets around the world.

See explanation of benchmark definitions on A-11 and A-12

A-2

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

PD 1-3 Year Corporate Bond Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the PD 1-3 Year Corporate Bond Portfolio’s Class P returned 1.80%, compared to a 2.36% return for its benchmark, the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on April 30, 2014 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	Since Inception (4/30/14)

Fund's Class P	1.80%	0.94%
Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index	2.36%	1.42%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks to track as closely as possible, before fees and expenses, the return of the benchmark. The SSGA Passive Fund Management Team uses a stratified sampling approach to match the Fund’s major risk characteristics and does not over- or under-weight sectors or securities in an effort to add value above the Fund’s benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

The top three performing industries within the benchmark as measured by excess return over similarly duration matched U.S. Treasuries were metals and mining, midstream energy and independent energy. This is a reversal from last year’s reporting period when these same three industries were the bottom performers. For this reporting period, the bottom three performing sectors within the benchmark were consumer cyclical home construction, property and casualty insurance and other industrial.

Although the benchmark provided both positive total and excess returns, the performance for the benchmark lagged the broader credit market. The benchmark’s option adjusted spread (OAS) tightened over the reporting period and yields followed lower. This was the situation across the broader credit index as well as the other maturities. The benchmark posted positive total and excess returns in all quality segments, with Baa-rated corporates posting the highest returns on a total and excess return basis. U.S. corporations loaded up on investment grade-rated debt as 2016 surpassed the prior years’ issuances, with the 1-5 Year segment of the corporate market accounting for almost half of new issuance over the course of the year. The beginning of the reporting period proved difficult for markets, reflecting the impact of low energy prices and negative news stemming from China. Additionally, ratings agencies downgraded energy and metals and mining companies in February. However, by mid-February, the market experienced a rebound, primarily as investors were comforted by the familiar backstop of central bank intervention. For U.S. rates news, in December, the Federal Open Market Committee (FOMC) members announced a 0.25% hike in the policy rate to a range of 0.50%-0.75%. Bond yields backed up with the U.S. 2-year and 3-year seeing their highest closes for the year the day after the meeting, concluding at 1.275% and 1.615%, respectively. By the end of the year, the FOMC members retraced that movement to finish the year at 1.190% and 1.452%, respectively.

PD Aggregate Bond Index Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the PD Aggregate Bond Index Portfolio’s Class P returned 2.34%, compared to a 2.65% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

See explanation of benchmark definitions on A-11 and A-12

A-3

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	2.34%	1.99%	3.60%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.00%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks to track as closely as possible, before fees and expenses, the return of the benchmark. The SSGA passive portfolio management team uses a stratified sampling approach to match the index’s major risk characteristics and does not over- or under-weight sectors or securities in an effort to add value above the Fund’s benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Of the four major benchmark components, the largest contributor to performance was the corporate sector. Conversely, the treasury sector contributed the least, on a total return basis.

2016 was a good year performance-wise for the overall U.S. fixed income market, as evidenced by the benchmark’s positive annual total return finishing higher than prior year’s annual total return. The positive performance of the benchmark can primarily be attributed to an exposure to corporate and government-related securities. The year began stronger than it ended for the benchmark, posting total returns of 3.03% and 2.21% for the first and second quarters of the reporting period, respectively. The momentum slowed as the third quarter of the reporting period saw returns of 0.46% and ended the year with -2.98% for the fourth quarter. The beginning of the reporting period proved difficult for fixed income markets, reflecting the impact of low energy prices and negative news stemming from China. Additionally, ratings agencies downgraded energy and metals and mining companies in February. Mid-February, the market experienced a rebound, primarily as investors were comforted by the familiar backstop of central bank intervention. Additionally, West Texas Institute (WTI) crude oil prices began to move higher. Over the course of the reporting period, initial concern surrounding the potential U.K. Referendum Vote to exit the European Union (Brexit) pushed investors towards safe haven assets. U.S. debt was particularly attractive given its comparatively higher yield in the global setting.

Following the U.K.’s Yes vote to exit the Eurozone, markets were particularly surprised by the resilience of the U.K. economy, pushing investors back towards risk assets. Looking forward, markets will watch anxiously to see how the impact of Brexit will materialize over the coming years. Towards the end of the reporting period, the surprise Trump victory in the U.S. election pushed the equity market to record highs, based on the assumption that a Trump presidency would provide fiscal stimulus and support business investment. In December, the FOMC members announced a 0.25% hike in the policy rate to a range of 0.50%-0.75%. Bond yields backed up dramatically with the U.S. 10-year Treasury Note ending the year close to its highest point at 2.443%.

It was a strong year for credit markets as evidenced in the credit portion of the Fund’s positive annual total return. The OAS of the benchmark tightened by 0.37% coming in at 1.18% suggesting an improvement in credit conditions. The gross investment grade issuance for the reporting period continued the trend of being healthy, providing a supply that was even higher than 2015 at $1,435.5 billion. The securitized portion of the Fund posted positive annual total return as well, coming in at 1.78%.

PD High Yield Bond Market Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the PD High Yield Bond Market Portfolio’s Class P returned 16.79%, compared to a 17.13% return for its benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

See explanation of benchmark definitions on A-11 and A-12

A-4

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	16.79%	6.88%	9.35%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	17.13%	7.36%	11.43%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks to track as closely as possible, before fees and expenses, the return of the benchmark. The SSGA passive fund management team uses a stratified sampling approach to match the index’s major risk characteristics and does not over- or under-weight sectors or securities in an effort to add value above the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

The top three performing industries within the benchmark as measured by excess return over similarly duration matched U.S. Treasuries were integrated energy, metals and mining and independent energy. The bottom three performing sectors within the benchmark were non-cyclical pharmaceuticals, environmental and banking.

The reporting period proved to be a supportive year for high yield markets as evidenced by the benchmark’s strong performance on a total return basis and relative to U.S. Treasuries. Additional confirmation can be seen in the tightening of the benchmark’s OAS which fell 2.51% over the year. The beginning of the reporting period proved difficult for high yield markets, reflecting the impact of low energy prices and negative news stemming from China. Additionally, ratings agencies downgraded energy and metals and mining companies in February. However, by mid-February, the market experienced a rebound, primarily as investors were comforted by the familiar backstop of central bank intervention. Moving into the middle of the reporting period, the market continued to perform well supported by higher WTI crude oil prices.

Following the U.K.’s Yes vote to exit the Eurozone, markets were particularly surprised by the resilience of the U.K. economy, pushing investors towards risk assets and supporting high yield products. Towards the end of the reporting period, the surprise Trump victory in the U.S. election pushed the equity market to record highs, based on the expectation that a Trump presidency will provide fiscal stimulus and support business investment. This risk-on mentality supported high yield markets. In December, the FOMC members announced a 0.25% hike in the policy rate to a range of 0.50%-0.75%. Bond yields backed up dramatically with the U.S. 10-year ending the year close to its highest point at 2.443%. WTI crude oil ended the year above $50 per barrel coming in at $53.72. High yield corporate new issuances came in at $216,067 million for the year.

PD Large-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the PD Large-Cap Growth Index Portfolio’s Class P returned 6.91%, compared to a 7.08% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-11 and A-12

A-5

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	6.91%	14.27%	15.36%
Russell 1000 Growth Index	7.08%	14.50%	15.79%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 1000 Growth Index. In accordance with BlackRock’s passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reporting period started with U.S. stock prices falling due to fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta, and Pakistan. Domestic equity markets rebounded in the second quarter of the reporting period, despite increased volatility in June from the Brexit.

U.S. equities capitalized on the upward momentum from their second quarter rally, which continued through the second half of the reporting period, driven by a dovish Fed that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. The U.S. economy continued to strengthen into the fourth quarter of the reporting period as seen by strong macro data and tightening of the U.S. labor market. As such, the Fed’s decision to raise rates by 0.25% at the end of the reporting period did not come as a big surprise.

The U.S. election and the Fed were front and center during most of the reporting period. The reporting period started with an increase in volatility as investors prepared for a possible Fed rate increase, and weighed probable outcomes of the U.S. election. While many people were surprised by the Trump win, markets did not experience the same type of volatility seen after the Brexit vote, with major U.S. indices posting solid gains in November.

From a sector perspective, information technology generated the strongest return in the index. Gains were also seen from the industrials and consumer discretionary sectors. The health care and utilities sectors were the only negative performers during the reporting period.

PD Large-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the PD Large-Cap Value Index Portfolio’s Class P returned 17.00%, compared to a 17.34% return for its benchmark, the Russell 1000 Value Index.

See explanation of benchmark definitions on A-11 and A-12

A-6

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	17.00%	14.58%	15.00%
Russell 1000 Value Index	17.34%	14.80%	15.42%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 1000 Value Index. In accordance with BlackRock’s passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reporting period started with U.S. stock prices falling due to fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta, and Pakistan. Domestic equity markets rebounded in the second quarter of the reporting period, despite increased volatility in June from the Brexit.

U.S. equities capitalized on the upward momentum from their second quarter rally, which continued through the second half of the reporting period, driven by a dovish Fed that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. The U.S. economy continued to strengthen into the fourth quarter of the reporting period as seen by strong macro data and tightening of the U.S. labor market. As such, the Fed’s decision to raise rates by 0.25% at the end of the reporting period did not come as a big surprise.

The U.S. election and the Fed were front and center during most of the reporting period. The reporting period started with an increase in volatility as investors prepared for a possible Fed rate increase, and weighed probable outcomes of the U.S. election. While many people were surprised by the Trump win, markets did not experience the same type of volatility seen after the Brexit vote, with major U.S. indices posting solid gains in November.

From a sector perspective, financials generated the strongest return in the index, while energy and industrials also drove positive returns for the index during the reporting period. All sectors generated positive returns and contributed to the strong performance of the index.

PD Small-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the PD Small-Cap Growth Index Portfolio’s Class P returned 11.27%, compared to an 11.32% return for its benchmark, the Russell 2000 Growth Index.

See explanation of benchmark definitions on A-11 and A-12

A-7

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	11.27%	13.51%	15.43%
Russell 2000 Growth Index	11.32%	13.74%	15.85%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Growth Index. In accordance with BlackRock’s passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reporting period started with U.S. stock prices falling due to fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta, and Pakistan. Domestic equity markets rebounded in the second quarter of the reporting period, despite increased volatility in June from the Brexit.

U.S. equities capitalized on the upward momentum from their second quarter rally, which continued through the second half of the reporting period, driven by a dovish Fed that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. The U.S. economy continued to strengthen into the fourth quarter of the reporting period as seen by strong macro data and tightening of the U.S. labor market. As such, the Fed’s decision to raise rates by 0.25% at the end of the reporting period did not come as a big surprise.

The U.S. election and the Fed were front and center during most of the reporting period. The reporting period started with an increase in volatility as investors prepared for a possible Fed rate increase, and weighed probable outcomes of the U.S. election. While many people were surprised by the Trump win, markets did not experience the same type of volatility seen after the Brexit vote, with major U.S. indices posting solid gains in November.

From a sector perspective, the industrials and information technology sectors posted the strongest returns in the index. Gains were also seen from the consumer discretionary and materials sectors. The health care sector was the only negative performer during the reporting period.

PD Small-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the PD Small-Cap Value Index Portfolio’s Class P returned 31.35%, compared to a 31.74% return for its benchmark, the Russell 2000 Value Index.

See explanation of benchmark definitions on A-11 and A-12

A-8

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	31.35%	14.83%	15.40%
Russell 2000 Value Index	31.74%	15.07%	15.77%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Value Index. In accordance with BlackRock’s passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The reporting period started with U.S. stock prices falling due to fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta, and Pakistan. Domestic equity markets rebounded in the second quarter during the reporting period, despite increased volatility in June from the Brexit.

U.S. equities capitalized on the upward momentum from their second quarter rally, which continued through the second half of the reporting period, driven by a dovish Fed that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. The U.S. economy continued to strengthen into the fourth quarter of the reporting period as seen by strong macro data and tightening of the U.S. labor market. As such, the Fed’s decision to raise rates by 0.25% at the end of the reporting period did not come as a big surprise.

The U.S. election and the Fed were front and center during most of the reporting period. The reporting period started with an increase in volatility as investors prepared for a possible Fed rate increase, and weighed probable outcomes of the U.S. election. While many people were surprised by the Trump win, markets did not experience the same type of volatility seen after the Brexit vote, with major U.S. indices posting solid gains in November.

From a sector perspective, financials generated the strongest return in the index, while industrials and information technology also drove positive returns for the index during the reporting period. All sectors generated positive returns and contributed to the strong performance of the index.

PD Emerging Markets Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the PD Emerging Markets Portfolio’s Class P returned 11.93%, compared to an 11.19% return for its benchmark, the MSCI Emerging Markets Index (Net).

See explanation of benchmark definitions on A-11 and A-12

A-9

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	11.93%	1.00%	5.25%
MSCI Emerging Markets Index (Net)	11.19%	1.28%	6.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund seeks long-term growth of capital by capturing the returns of large market capitalization equity securities in select emerging markets countries. We at DFA employ a disciplined approach that emphasizes broad diversification and consistent exposure to large market capitalization emerging markets equities within each country, but does not attempt to track a specific index. At the end of the reporting period, the Fund held approximately 1,000 securities invested in 21 emerging markets countries. With the Fund’s diversified approach, performance was generally determined by broad structural trends in emerging country equity markets rather than the behavior of a limited number of securities.

The Fund’s emphasis on lower relative price (value) stocks contributed positively to relative performance, as value outperformed growth for the year. The Fund’s emphasis on lower market capitalization stocks within the eligible large market capitalization universe (mid-cap stocks) detracted from performance, as these securities underperformed the broader market.

From a sector standpoint, the Fund’s holdings within the information technology, financials, and industrial sectors outperformed those of the Index and contributed to relative performance. The Fund’s greater allocation to materials also had a positive impact on relative performance, as the materials sector was among the strongest-performing sectors. Conversely, the Fund’s holdings in telecommunications underperformed those of the Index and detracted from relative performance.

At the country level, the Fund’s lesser allocation to China and greater allocation to Brazil contributed positively to relative performance, as China and Brazil were among the weaker and stronger performers, respectively, for the year. To a lesser extent, the Fund’s lesser allocation to Russia detracted from relative performance, as Russia was among the stronger performers. Across regions, the Latin America region contributed most to relative performance while the European region detracted the most from relative performance.

PD International Large-Cap Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the Fund perform for the year ended December 31, 2016?

A. For the year ended December 31, 2016, the PD International Large-Cap Portfolio’s Class P returned 3.14%, compared to a 2.75% return for its benchmark, the MSCI World ex USA Index (Net).

See explanation of benchmark definitions on A-11 and A-12

A-10

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2016
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	3.14%	5.92%	6.82%
MSCI World ex USA Index (Net)	2.75%	6.07%	7.58%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund seeks long-term growth of capital by capturing the returns of large market capitalization equity securities in select developed ex U.S. countries. We at DFA employ a disciplined approach that emphasizes broad diversification and consistent exposure to large market capitalization equities within developed ex U.S. markets, but does not attempt to track a specific index. At the end of the reporting period, the Fund held over 1,200 securities invested in 22 developed countries. With the Fund’s diversified approach, performance was generally determined by broad structural trends in developed ex U.S. equity markets rather than by behavior of a limited number of securities.

The Fund’s emphasis on lower market capitalization stocks within the eligible large market capitalization universe (mid-cap stocks) contributed positively to relative performance, as these securities outperformed the broader market.

From a sector standpoint, the Fund’s greater allocation to materials contributed positively to relative performance, as the materials sector was among the stronger-performing sectors for the year. In addition, the Fund’s lesser weight in the healthcare sector contributed positively to relative performance, as the healthcare sector was among the weaker-performing sectors. The Fund’s holdings in the consumer staples sector outperformed those of the Index and also contributed to relative performance.

To a lesser extent, the Fund’s holdings in the energy and telecommunications services sectors underperformed those of the benchmark and detracted from the Fund’s relative performance. The Fund’s greater allocation to the consumer discretionary sector detracted from relative performance given the sector was among the weaker performing sectors for the year.

At the country level, the Fund’s holdings in Australia, Finland, Japan and Switzerland outperformed those of the Index and contributed positively to relative performance. In contrast, the Fund’s holdings in Germany and U.K. underperformed those of the benchmark and detracted from relative performance. Across regions, the Scandinavian region contributed most to relative performance while the U.K.-Ireland region detracted most from relative performance.

Benchmark Definitions

Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index measures the performance of the short-term U.S. corporate bond market. The Index includes publicly issued U.S. dollar-denominated corporate issues that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade, and have $250 million or more of outstanding face value. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

MSCI EAFE (Europe, Australasia, and Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2016, the MSCI EAFE Index (Net) consists

A-11

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

of the following 21 developed market countries indices: Australia, Austria, Belgium, Denmark, Finland, France, German, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of December 31, 2016, the MSCI Emerging Markets Index (Net) consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid-cap securities in developed markets, excluding the United States. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

A-12

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments

December 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 98.9%

Basic Materials - 1.9%

BHP Billiton Finance USA Ltd (Australia)
2.050% due 09/30/18	$150,000	$150,851
6.500% due 04/01/19	350,000	384,625
Celulosa Arauco y Constitucion SA (Chile) 7.250% due 07/29/19	150,000	166,133
EI du Pont de Nemours & Co
5.750% due 03/15/19	200,000	216,767
6.000% due 07/15/18	200,000	212,544
LyondellBasell Industries NV 5.000% due 04/15/19	400,000	422,496
Monsanto Co
2.125% due 07/15/19	200,000	199,717
5.125% due 04/15/18	101,000	105,088
Nucor Corp 5.850% due 06/01/18	150,000	158,063
Potash Corp of Saskatchewan Inc (Canada) 6.500% due 05/15/19	200,000	218,606
Rio Tinto Finance USA Ltd (United Kingdom) 9.000% due 05/01/19	200,000	230,646
The Dow Chemical Co
5.700% due 05/15/18	200,000	210,182
8.550% due 05/15/19	350,000	401,191
Vale Overseas Ltd (Brazil) 5.625% due 09/15/19	250,000	264,750

		3,341,659

Communications - 7.5%

21st Century Fox America Inc 7.250% due 05/18/18	200,000	214,433
Alibaba Group Holding Ltd (China) 2.500% due 11/28/19	400,000	402,094
Amazon.com Inc 2.600% due 12/05/19	200,000	203,980
America Movil SAB de CV (Mexico) 5.000% due 10/16/19	300,000	321,775
AT&T Inc
1.750% due 01/15/18	250,000	250,198
2.300% due 03/11/19	55,000	55,219
2.375% due 11/27/18	300,000	302,699
5.500% due 02/01/18	550,000	571,529
5.600% due 05/15/18	346,000	363,478
5.800% due 02/15/19	250,000	268,845
5.875% due 10/01/19	350,000	382,592
Baidu Inc (China)
2.750% due 06/09/19	200,000	203,039
3.250% due 08/06/18	200,000	203,538
British Telecommunications PLC (United Kingdom) 5.950% due 01/15/18	300,000	312,705
CBS Corp 2.300% due 08/15/19	225,000	225,788
Cisco Systems Inc
1.400% due 02/28/18	100,000	100,176
1.400% due 09/20/19	300,000	296,706
1.600% due 02/28/19	950,000	948,413
1.650% due 06/15/18	300,000	300,922
Comcast Corp
5.700% due 05/15/18	300,000	316,703
5.700% due 07/01/19	172,000	188,153
5.875% due 02/15/18	200,000	209,710
Deutsche Telekom International Finance BV (Germany) 6.750% due 08/20/18	200,000	215,714
eBay Inc 2.200% due 08/01/19	350,000	349,903

	Principal Amount	Value
Historic TW Inc 6.875% due 06/15/18	$250,000	$267,433
Juniper Networks Inc 3.125% due 02/26/19	50,000	50,813
Omnicom Group Inc 6.250% due 07/15/19	150,000	165,570
Orange SA (France)
1.625% due 11/03/19	200,000	197,052
2.750% due 02/06/19	200,000	202,676
5.375% due 07/08/19	250,000	269,454
Rogers Communications Inc (Canada) 6.800% due 08/15/18	300,000	323,544
Telefonica Emisiones SAU (Spain)
3.192% due 04/27/18	250,000	253,641
5.877% due 07/15/19	200,000	216,804
The Walt Disney Co
1.650% due 01/08/19	200,000	200,208
1.850% due 05/30/19	300,000	301,466
Thomson Reuters Corp 6.500% due 07/15/18	300,000	320,485
Time Warner Cable LLC
6.750% due 07/01/18	400,000	427,134
8.250% due 04/01/19	350,000	393,354
8.750% due 02/14/19	200,000	225,421
Verizon Communications Inc
1.375% due 08/15/19	350,000	344,616
2.550% due 06/17/19	200,000	202,853
3.650% due 09/14/18	550,000	568,290
Viacom Inc
2.200% due 04/01/19	250,000	247,972
5.625% due 09/15/19	200,000	215,203
Vodafone Group PLC (United Kingdom)
1.500% due 02/19/18	535,000	533,096
5.450% due 06/10/19	20,000	21,556

		13,156,953

Consumer, Cyclical - 7.2%

American Honda Finance Corp
1.500% due 03/13/18	48,000	47,995
1.500% due 11/19/18	250,000	249,486
1.700% due 02/22/19	100,000	99,599
2.125% due 10/10/18	300,000	302,367
2.250% due 08/15/19	250,000	252,416
AutoZone Inc 1.625% due 04/21/19	200,000	198,236
Best Buy Co Inc 5.000% due 08/01/18	150,000	157,071
Costco Wholesale Corp 1.700% due 12/15/19	250,000	249,627
CVS Health Corp
1.900% due 07/20/18	250,000	251,014
2.250% due 12/05/18	350,000	353,156
2.250% due 08/12/19	200,000	201,133
Dollar General Corp 1.875% due 04/15/18	250,000	250,364
DR Horton Inc 3.750% due 03/01/19	150,000	153,375
Ford Motor Credit Co LLC
2.021% due 05/03/19	250,000	247,746
2.145% due 01/09/18	350,000	350,556
2.240% due 06/15/18	250,000	250,388
2.375% due 01/16/18	250,000	251,152
2.375% due 03/12/19	200,000	199,912
2.551% due 10/05/18	400,000	402,346
2.597% due 11/04/19	300,000	299,613
5.000% due 05/15/18	200,000	207,868
General Motors Co 3.500% due 10/02/18	300,000	306,043

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-1

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
General Motors Financial Co Inc
2.350% due 10/04/19	$200,000	$197,687
2.400% due 04/10/18	550,000	550,684
2.400% due 05/09/19	200,000	199,503
3.100% due 01/15/19	200,000	202,151
Lowe’s Cos Inc 1.150% due 04/15/19	200,000	197,542
Marriott International Inc 3.000% due 03/01/19	200,000	203,526
Mattel Inc 2.350% due 05/06/19	200,000	200,582
McDonald’s Corp
1.875% due 05/29/19	200,000	199,628
5.350% due 03/01/18	300,000	312,705
Newell Brands Inc
2.150% due 10/15/18	200,000	201,043
2.600% due 03/29/19	95,000	96,072
PACCAR Financial Corp
1.400% due 05/18/18	350,000	349,635
1.450% due 03/09/18	100,000	99,967
Target Corp 6.000% due 01/15/18	400,000	418,227
The Home Depot Inc 2.250% due 09/10/18	300,000	304,075
Toyota Motor Credit Corp
1.400% due 05/20/19	200,000	197,718
1.450% due 01/12/18	400,000	400,132
1.550% due 07/13/18	200,000	199,962
1.550% due 10/18/19	200,000	197,564
1.700% due 02/19/19	200,000	199,356
2.000% due 10/24/18	200,000	201,199
2.100% due 01/17/19	350,000	351,902
2.125% due 07/18/19	250,000	251,067
Wal-Mart Stores Inc
1.125% due 04/11/18	200,000	199,545
1.950% due 12/15/18	250,000	252,398
5.800% due 02/15/18	200,000	209,762
Walgreens Boots Alliance Inc 2.700% due 11/18/19	500,000	506,729
Whirlpool Corp 2.400% due 03/01/19	200,000	200,830
Wyndham Worldwide Corp 2.500% due 03/01/18	250,000	252,142

		12,634,796

Consumer, Non-Cyclical - 14.9%

Abbott Laboratories
2.350% due 11/22/19	500,000	500,689
5.125% due 04/01/19	200,000	213,988
AbbVie Inc
1.800% due 05/14/18	475,000	475,446
2.000% due 11/06/18	200,000	200,509
Actavis Funding SCS 2.350% due 03/12/18	700,000	704,161
Aetna Inc
1.700% due 06/07/18	140,000	139,898
1.900% due 06/07/19	415,000	414,185
Altria Group Inc
9.250% due 08/06/19	200,000	236,034
9.700% due 11/10/18	200,000	228,767
Amgen Inc
2.200% due 05/22/19	200,000	201,607
6.150% due 06/01/18	300,000	318,225
Anheuser-Busch InBev Finance Inc (Belgium)
1.250% due 01/17/18	500,000	499,623
1.900% due 02/01/19	1,260,000	1,262,166
Anheuser-Busch InBev Worldwide Inc (Belgium)
2.200% due 08/01/18	200,000	201,395
6.875% due 11/15/19	250,000	282,898
Anthem Inc 7.000% due 02/15/19	450,000	493,285

	Principal Amount	Value
Archer-Daniels-Midland Co 5.450% due 03/15/18	$160,000	$167,604
AstraZeneca PLC (United Kingdom)
1.750% due 11/16/18	200,000	200,372
1.950% due 09/18/19	200,000	200,016
Baxalta Inc 2.000% due 06/22/18	100,000	100,025
Becton Dickinson and Co 2.675% due 12/15/19	450,000	456,667
Boston Scientific Corp 2.650% due 10/01/18	200,000	202,241
Campbell Soup Co 4.500% due 02/15/19	200,000	210,239
Cardinal Health Inc 1.950% due 06/15/18	200,000	200,475
Celgene Corp 2.125% due 08/15/18	400,000	401,695
Coca-Cola Femsa SAB de CV (Mexico) 2.375% due 11/26/18	200,000	201,534
Colgate-Palmolive Co 1.500% due 11/01/18	200,000	200,451
Constellation Brands Inc 3.875% due 11/15/19	70,000	72,629
Danaher Corp 1.650% due 09/15/18	145,000	145,203
Diageo Capital PLC (United Kingdom) 1.125% due 04/29/18	200,000	198,755
Dr Pepper Snapple Group Inc 6.820% due 05/01/18	101,000	107,733
Ecolab Inc
1.550% due 01/12/18	100,000	100,131
2.000% due 01/14/19	100,000	100,105
Edwards Lifesciences Corp 2.875% due 10/15/18	200,000	203,053
Eli Lilly & Co
1.250% due 03/01/18	85,000	85,024
1.950% due 03/15/19	200,000	201,230
Express Scripts Holding Co 2.250% due 06/15/19	350,000	350,076
General Mills Inc 2.200% due 10/21/19	350,000	351,772
Gilead Sciences Inc 1.850% due 09/04/18	245,000	245,941
GlaxoSmithKline Capital Inc (United Kingdom) 5.650% due 05/15/18	550,000	579,736
Humana Inc 7.200% due 06/15/18	200,000	215,028
Johnson & Johnson
1.125% due 03/01/19	95,000	94,232
1.650% due 12/05/18	200,000	201,116
5.150% due 07/15/18	200,000	211,457
Kellogg Co 3.250% due 05/21/18	150,000	153,200
Kimberly-Clark Corp 7.500% due 11/01/18	200,000	221,370
Kraft Heinz Foods Co
2.000% due 07/02/18	300,000	300,129
6.125% due 08/23/18	200,000	213,242
Laboratory Corp of America Holdings 2.500% due 11/01/18	250,000	252,266
McKesson Corp 2.284% due 03/15/19	400,000	401,618
Mead Johnson Nutrition Co 4.900% due 11/01/19	200,000	214,412
Medco Health Solutions Inc 7.125% due 03/15/18	200,000	211,819
Medtronic Inc 1.500% due 03/15/18	350,000	350,022

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-2

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Merck & Co Inc
1.100% due 01/31/18	$150,000	$149,699
1.300% due 05/18/18	100,000	99,902
Merck Sharp & Dohme Corp 5.000% due 06/30/19	250,000	270,737
Molson Coors Brewing Co 1.450% due 07/15/19	80,000	78,834
Moody’s Corp 2.750% due 07/15/19	200,000	202,316
Mylan Inc 2.600% due 06/24/18	200,000	201,198
Mylan NV 2.500% due 06/07/19 ~	305,000	303,448
Novartis Securities Investment Ltd (Switzerland) 5.125% due 02/10/19	600,000	642,436
PepsiCo Inc
1.350% due 10/04/19	110,000	109,156
2.250% due 01/07/19	300,000	303,586
5.000% due 06/01/18	350,000	367,582
Perrigo Co PLC 2.300% due 11/08/18	200,000	199,785
Pfizer Inc
1.200% due 06/01/18	150,000	149,615
1.450% due 06/03/19	150,000	149,100
1.500% due 06/15/18	350,000	350,529
1.700% due 12/15/19	250,000	249,744
2.100% due 05/15/19	450,000	454,215
Philip Morris International Inc
1.875% due 01/15/19	200,000	200,040
5.650% due 05/16/18	450,000	474,281
Princeton University 4.950% due 03/01/19	150,000	160,125
Reynolds American Inc
2.300% due 06/12/18	220,000	221,438
8.125% due 06/23/19	200,000	228,204
Sanofi (France) 1.250% due 04/10/18	250,000	249,532
Shire Acquisitions Investments Ireland DAC 1.900% due 09/23/19	500,000	493,754
St Jude Medical Inc 2.000% due 09/15/18	100,000	100,164
Stryker Corp 2.000% due 03/08/19	185,000	185,146
Sysco Corp 1.900% due 04/01/19	145,000	144,570
Teva Pharmaceutical Finance Netherlands III BV (Israel)
1.400% due 07/20/18	250,000	248,014
1.700% due 07/19/19	415,000	407,821
The Coca-Cola Co
1.150% due 04/01/18	200,000	199,557
1.375% due 05/30/19	200,000	198,690
1.650% due 03/14/18	200,000	200,690
1.650% due 11/01/18	150,000	150,610
The JM Smucker Co 1.750% due 03/15/18	200,000	200,294
The Kroger Co 2.000% due 01/15/19	300,000	300,768
The Procter & Gamble Co
1.600% due 11/15/18	200,000	201,343
1.900% due 11/01/19	200,000	201,801
The Western Union Co 3.650% due 08/22/18	250,000	256,177
Thermo Fisher Scientific Inc 2.400% due 02/01/19	350,000	352,712
Tyson Foods Inc 2.650% due 08/15/19	200,000	201,942
Unilever Capital Corp (United Kingdom) 4.800% due 02/15/19	250,000	266,015

	Principal Amount	Value
UnitedHealth Group Inc
1.700% due 02/15/19	$300,000	$299,123
1.900% due 07/16/18	250,000	251,126
6.000% due 02/15/18	250,000	262,139
Zimmer Biomet Holdings Inc 2.000% due 04/01/18	300,000	300,418
Zoetis Inc 1.875% due 02/01/18	150,000	150,029

		26,083,899

Energy - 8.3%

Anadarko Petroleum Corp 8.700% due 03/15/19	200,000	227,326
Baker Hughes Inc 7.500% due 11/15/18	200,000	220,401
BP Capital Markets PLC (United Kingdom)
1.375% due 05/10/18	200,000	199,393
1.674% due 02/13/18	400,000	400,422
1.676% due 05/03/19	260,000	258,184
2.237% due 05/10/19	200,000	201,199
Buckeye Partners LP 2.650% due 11/15/18	200,000	201,364
Canadian Natural Resources Ltd (Canada) 1.750% due 01/15/18	150,000	149,659
Chevron Corp
1.365% due 03/02/18	300,000	299,719
1.561% due 05/16/19	450,000	448,392
1.718% due 06/24/18	400,000	401,247
1.790% due 11/16/18	400,000	401,551
2.193% due 11/15/19	150,000	151,484
ConocoPhillips Co 1.500% due 05/15/18	700,000	697,768
Enable Midstream Partners LP 2.400% due 05/15/19	250,000	245,528
Encana Corp (Canada) 6.500% due 05/15/19	200,000	215,747
Energy Transfer Partners LP 2.500% due 06/15/18	500,000	501,931
EnLink Midstream Partners LP 2.700% due 04/01/19	150,000	150,143
Enterprise Products Operating LLC
1.650% due 05/07/18	350,000	349,081
6.500% due 01/31/19	350,000	381,583
EOG Resources Inc
5.625% due 06/01/19	200,000	216,159
6.875% due 10/01/18	200,000	216,767
EQT Corp 8.125% due 06/01/19	250,000	281,327
Exxon Mobil Corp
1.305% due 03/06/18	400,000	399,924
1.439% due 03/01/18	115,000	115,144
1.708% due 03/01/19	700,000	701,571
Halliburton Co
2.000% due 08/01/18	200,000	200,593
6.150% due 09/15/19	200,000	220,478
Kinder Morgan Energy Partners LP
2.650% due 02/01/19	150,000	150,811
5.950% due 02/15/18	450,000	469,476
Magellan Midstream Partners LP 6.550% due 07/15/19	150,000	166,028
Marathon Oil Corp 5.900% due 03/15/18	200,000	208,867
Marathon Petroleum Corp 2.700% due 12/14/18	150,000	152,037
Nabors Industries Inc 6.150% due 02/15/18	200,000	208,000
Noble Energy Inc 8.250% due 03/01/19	200,000	224,677
Occidental Petroleum Corp 1.500% due 02/15/18	250,000	250,237

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-3

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
ONEOK Partners LP 3.200% due 09/15/18	$300,000	$306,616
Pioneer Natural Resources Co 6.875% due 05/01/18	100,000	106,182
Plains All American Pipeline LP 6.500% due 05/01/18	250,000	264,240
Shell International Finance BV (Netherlands)
1.375% due 05/10/19	200,000	198,005
1.375% due 09/12/19	550,000	542,244
1.625% due 11/10/18	600,000	601,148
1.900% due 08/10/18	350,000	352,160
Suncor Energy Inc (Canada) 6.100% due 06/01/18	350,000	370,628
Total Capital Canada Ltd (France) 1.450% due 01/15/18	250,000	249,985
Total Capital International SA (France)
2.100% due 06/19/19	250,000	251,191
2.125% due 01/10/19	200,000	201,579
TransCanada PipeLines Ltd (Canada)
3.125% due 01/15/19	50,000	51,040
6.500% due 08/15/18	57,000	61,003
7.125% due 01/15/19	350,000	384,127
Valero Energy Corp 9.375% due 03/15/19	200,000	230,353

		14,454,719

Financial - 42.0%

AerCap Ireland Capital Ltd (Netherlands) 3.750% due 05/15/19	475,000	485,094
Air Lease Corp 3.375% due 01/15/19	200,000	203,445
American Express Co 7.000% due 03/19/18	650,000	690,863
American Express Credit Corp
1.700% due 10/30/19	225,000	222,786
1.800% due 07/31/18	350,000	350,471
1.875% due 11/05/18	350,000	350,532
2.125% due 07/27/18	150,000	150,976
American International Group Inc
2.300% due 07/16/19	200,000	200,978
5.850% due 01/16/18	200,000	208,583
American Tower Corp REIT
3.400% due 02/15/19	150,000	153,315
4.500% due 01/15/18	300,000	307,961
Ares Capital Corp 4.875% due 11/30/18	150,000	155,514
Australia & New Zealand Banking Group Ltd (Australia)
1.600% due 07/15/19	250,000	246,772
2.000% due 11/16/18	500,000	501,232
2.050% due 09/23/19	250,000	248,970
Bank of America Corp
1.950% due 05/12/18	400,000	400,636
2.000% due 01/11/18	350,000	350,868
2.600% due 01/15/19	500,000	504,345
2.650% due 04/01/19	750,000	758,041
5.650% due 05/01/18	750,000	785,963
6.875% due 04/25/18	650,000	691,014
7.625% due 06/01/19	200,000	224,779
Bank of America NA
1.650% due 03/26/18	250,000	250,246
1.750% due 06/05/18	900,000	900,013
2.050% due 12/07/18	750,000	754,074
Bank of Montreal (Canada)
1.350% due 08/28/18	100,000	99,532
1.400% due 04/10/18	250,000	249,367
1.450% due 04/09/18	100,000	99,769
1.500% due 07/18/19	250,000	246,708
1.800% due 07/31/18	200,000	200,138
2.100% due 12/12/19	300,000	299,942
2.375% due 01/25/19	200,000	201,721

	Principal Amount	Value
Barclays PLC (United Kingdom)
2.000% due 03/16/18	$400,000	$399,888
2.750% due 11/08/19	300,000	299,851
Berkshire Hathaway Finance Corp
1.300% due 08/15/19	390,000	385,236
1.450% due 03/07/18	115,000	115,118
1.700% due 03/15/19	150,000	149,880
2.000% due 08/15/18	400,000	402,874
5.400% due 05/15/18	250,000	263,124
Berkshire Hathaway Inc 1.150% due 08/15/18	105,000	104,480
BNP Paribas SA (France)
2.400% due 12/12/18	150,000	151,189
2.450% due 03/17/19	150,000	151,181
2.700% due 08/20/18	300,000	303,923
Boston Properties LP REIT 3.700% due 11/15/18	350,000	360,592
BPCE SA (France)
2.500% due 12/10/18	500,000	504,425
2.500% due 07/15/19	250,000	251,616
Branch Banking & Trust Co
1.450% due 05/10/19	850,000	840,482
2.300% due 10/15/18	250,000	252,506
Canadian Imperial Bank of Commerce (Canada)
1.550% due 01/23/18	200,000	200,036
1.600% due 09/06/19	200,000	197,991
Capital One Bank USA NA 2.250% due 02/13/19	650,000	652,994
Capital One NA
1.650% due 02/05/18	300,000	299,462
1.850% due 09/13/19	600,000	593,291
2.350% due 08/17/18	250,000	251,489
Chubb INA Holdings Inc 5.800% due 03/15/18	250,000	262,578
Citigroup Inc
1.750% due 05/01/18	550,000	548,928
1.800% due 02/05/18	450,000	449,986
2.050% due 12/07/18	300,000	300,045
2.050% due 06/07/19	300,000	298,918
2.150% due 07/30/18	700,000	702,467
2.500% due 09/26/18	550,000	555,392
2.500% due 07/29/19	200,000	201,407
2.550% due 04/08/19	300,000	302,490
Citizens Bank NA 2.500% due 03/14/19	250,000	251,963
CNA Financial Corp 7.350% due 11/15/19	100,000	113,508
Commonwealth Bank of Australia (Australia)
1.750% due 11/02/18	250,000	249,399
2.050% due 03/15/19	250,000	249,697
2.300% due 09/06/19	250,000	250,730
2.500% due 09/20/18	350,000	353,991
Compass Bank 2.750% due 09/29/19	15,000	14,921
Cooperatieve Rabobank UA (Netherlands)
1.375% due 08/09/19	250,000	246,034
1.700% due 03/19/18	250,000	250,003
2.250% due 01/14/19	350,000	351,854
Credit Suisse AG (Switzerland)
1.700% due 04/27/18	300,000	299,354
1.750% due 01/29/18	600,000	598,834
2.300% due 05/28/19	850,000	852,160
5.300% due 08/13/19	200,000	215,792
Deutsche Bank AG (Germany)
1.875% due 02/13/18	350,000	348,045
2.500% due 02/13/19	300,000	297,639
2.850% due 05/10/19	300,000	298,774
Discover Bank
2.000% due 02/21/18	250,000	249,994
2.600% due 11/13/18	250,000	252,229

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-4

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Fifth Street Finance Corp 4.875% due 03/01/19	$150,000	$151,421
Fifth Third Bank
1.625% due 09/27/19	400,000	395,187
2.150% due 08/20/18	400,000	402,552
2.375% due 04/25/19	200,000	201,491
FS Investment Corp 4.250% due 01/15/20	90,000	90,555
Government Properties Income Trust REIT 3.750% due 08/15/19	116,000	117,295
HCP Inc REIT 3.750% due 02/01/19	200,000	205,646
HSBC USA Inc
1.625% due 01/16/18	350,000	349,402
1.700% due 03/05/18	300,000	299,845
2.625% due 09/24/18	300,000	303,093
International Lease Finance Corp
6.250% due 05/15/19	150,000	161,625
7.125% due 09/01/18 ~	300,000	324,000
Intesa Sanpaolo SPA (Italy)
3.875% due 01/16/18	300,000	304,030
3.875% due 01/15/19	200,000	203,612
Itau CorpBanca (Chile) 3.125% due 01/15/18	200,000	202,276
Jefferies Group LLC 5.125% due 04/13/18	300,000	310,148
JPMorgan Chase & Co
1.625% due 05/15/18	500,000	499,385
1.700% due 03/01/18	1,660,000	1,659,925
1.800% due 01/25/18	200,000	200,230
1.850% due 03/22/19	650,000	647,909
2.200% due 10/22/19	200,000	200,788
6.000% due 01/15/18	800,000	834,534
JPMorgan Chase Bank NA 1.650% due 09/23/19	250,000	247,495
KeyBank NA
1.600% due 08/22/19	250,000	246,559
1.650% due 02/01/18	250,000	250,156
1.700% due 06/01/18	250,000	249,873
2.500% due 12/15/19	250,000	252,583
Lloyds Bank PLC (United Kingdom) 2.400% due 03/17/20	500,000	498,592
Manufacturers & Traders Trust Co 2.300% due 01/30/19	250,000	251,830
MetLife Inc
6.817% due 08/15/18	250,000	269,541
7.717% due 02/15/19	200,000	223,871
Morgan Stanley
1.875% due 01/05/18	500,000	500,833
2.125% due 04/25/18	1,050,000	1,054,373
2.375% due 07/23/19	650,000	651,967
2.450% due 02/01/19	1,030,000	1,037,222
6.625% due 04/01/18	750,000	793,279
MUFG Americas Holdings Corp 1.625% due 02/09/18	150,000	149,480
MUFG Union Bank NA 2.625% due 09/26/18	300,000	303,298
National Australia Bank Ltd (Australia)
1.375% due 07/12/19	250,000	245,778
2.000% due 01/14/19	250,000	250,003
2.300% due 07/25/18	250,000	251,963
National Bank of Canada (Canada) 2.100% due 12/14/18	250,000	251,070
National Rural Utilities Cooperative Finance Corp
1.650% due 02/08/19	100,000	99,900
10.375% due 11/01/18	400,000	461,322
Nomura Holdings Inc (Japan) 2.750% due 03/19/19	250,000	252,405

	Principal Amount	Value
PNC Bank NA
1.450% due 07/29/19	$300,000	$295,897
1.500% due 02/23/18	250,000	249,698
1.600% due 06/01/18	250,000	249,718
1.800% due 11/05/18	600,000	601,130
1.950% due 03/04/19	500,000	500,498
2.400% due 10/18/19	200,000	201,827
Prudential Financial Inc 2.300% due 08/15/18	450,000	453,865
Realty Income Corp REIT 6.750% due 08/15/19	200,000	223,554
Regions Bank 2.250% due 09/14/18	250,000	250,876
Royal Bank of Canada (Canada)
1.500% due 07/29/19	450,000	444,278
1.625% due 04/15/19	650,000	645,875
1.800% due 07/30/18	250,000	250,816
2.000% due 12/10/18	300,000	300,847
2.200% due 07/27/18	300,000	302,021
Royal Bank of Scotland Group PLC (United Kingdom) 6.400% due 10/21/19	250,000	272,252
Santander Bank NA 2.000% due 01/12/18	300,000	299,917
Santander Holdings USA Inc 2.700% due 05/24/19	150,000	149,910
Santander UK PLC (United Kingdom)
2.000% due 08/24/18	200,000	199,911
2.350% due 09/10/19	200,000	200,112
2.500% due 03/14/19	400,000	402,312
Senior Housing Properties Trust REIT 3.250% due 05/01/19	150,000	150,476
Simon Property Group LP REIT 2.200% due 02/01/19	300,000	302,424
Skandinaviska Enskilda Banken AB (Sweden) 1.500% due 09/13/19	250,000	245,787
Societe Generale SA (France) 2.625% due 10/01/18	250,000	253,163
Sumitomo Mitsui Banking Corp (Japan)
1.500% due 01/18/18	400,000	398,012
1.762% due 10/19/18	250,000	248,974
1.950% due 07/23/18	250,000	249,838
2.050% due 01/18/19	250,000	249,263
SunTrust Banks Inc
2.350% due 11/01/18	200,000	201,820
2.500% due 05/01/19	200,000	201,737
Svenska Handelsbanken AB (Sweden)
1.500% due 09/06/19	250,000	246,136
2.250% due 06/17/19	200,000	200,611
2.500% due 01/25/19	500,000	505,258
Synchrony Financial
2.600% due 01/15/19	250,000	251,298
3.000% due 08/15/19	200,000	202,627
TD Ameritrade Holding Corp 5.600% due 12/01/19	200,000	219,699
The Bank of New York Mellon Corp
1.600% due 05/22/18	300,000	300,142
2.100% due 08/01/18	166,000	167,333
2.200% due 05/15/19	350,000	352,090
2.300% due 09/11/19	300,000	302,450
The Bank of Nova Scotia (Canada)
1.650% due 06/14/19	550,000	544,923
1.700% due 06/11/18	300,000	300,119
1.950% due 01/15/19	250,000	250,228
2.050% due 10/30/18	250,000	251,022
The Charles Schwab Corp 1.500% due 03/10/18	200,000	200,056

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-5

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
The Goldman Sachs Group Inc
2.000% due 04/25/19	$600,000	$597,713
2.300% due 12/13/19	620,000	619,859
2.375% due 01/22/18	300,000	301,827
2.550% due 10/23/19	350,000	352,638
2.625% due 01/31/19	900,000	909,807
2.900% due 07/19/18	650,000	659,116
5.950% due 01/18/18	350,000	364,676
6.150% due 04/01/18	600,000	631,256
The Hartford Financial Services Group Inc 6.000% due 01/15/19	200,000	215,246
The Huntington National Bank
1.700% due 02/26/18	250,000	249,926
2.200% due 11/06/18	250,000	250,768
The Toronto-Dominion Bank (Canada)
1.400% due 04/30/18	250,000	249,409
1.450% due 09/06/18	300,000	298,627
1.450% due 08/13/19	250,000	246,390
1.625% due 03/13/18	150,000	150,163
1.750% due 07/23/18	100,000	100,163
1.950% due 01/22/19	300,000	300,445
2.125% due 07/02/19	200,000	200,487
2.250% due 11/05/19	200,000	201,175
2.625% due 09/10/18	250,000	253,848
UBS AG (Switzerland)
1.800% due 03/26/18	750,000	750,555
2.375% due 08/14/19	550,000	552,626
US Bank NA
1.350% due 01/26/18	350,000	349,404
1.400% due 04/26/19	750,000	741,798
2.125% due 10/28/19	200,000	200,708
Ventas Realty LP REIT 4.000% due 04/30/19	250,000	259,206
VEREIT Operating Partnership LP REIT 3.000% due 02/06/19	130,000	130,000
Voya Financial Inc 2.900% due 02/15/18	153,000	154,919
Wachovia Corp 5.750% due 02/01/18	350,000	364,924
Wells Fargo & Co
1.500% due 01/16/18	650,000	649,248
2.125% due 04/22/19	47,000	47,150
Wells Fargo Bank NA
1.650% due 01/22/18	750,000	750,041
1.750% due 05/24/19	350,000	348,294
1.800% due 11/28/18	250,000	249,911
2.150% due 12/06/19	500,000	499,849
Welltower Inc REIT 2.250% due 03/15/18	250,000	251,110
Westpac Banking Corp (Australia)
1.550% due 05/25/18	200,000	199,556
1.600% due 01/12/18	450,000	449,667
1.600% due 08/19/19	200,000	197,604
1.650% due 05/13/19	200,000	198,098
1.950% due 11/23/18	250,000	250,429
2.250% due 07/30/18	250,000	251,631
4.875% due 11/19/19	400,000	429,199

		73,572,016

Industrial - 6.6%

3M Co 1.625% due 06/15/19	250,000	249,831
Amphenol Corp 2.550% due 01/30/19	200,000	202,429
Boeing Capital Corp
2.900% due 08/15/18	250,000	255,535
4.700% due 10/27/19	200,000	215,747
Burlington Northern Santa Fe LLC
4.700% due 10/01/19	200,000	214,968
5.750% due 03/15/18	100,000	105,121

	Principal Amount	Value
Canadian National Railway Co (Canada) 5.550% due 05/15/18	$200,000	$210,186
Caterpillar Financial Services Corp
1.350% due 05/18/19	600,000	592,003
1.500% due 02/23/18	90,000	89,970
1.700% due 06/16/18	200,000	200,188
1.800% due 11/13/18	350,000	350,099
2.100% due 06/09/19	250,000	250,893
Corning Inc 1.500% due 05/08/18	100,000	99,724
CRH America Inc (Ireland) 8.125% due 07/15/18	250,000	273,522
Deere & Co 4.375% due 10/16/19	200,000	213,170
Emerson Electric Co 5.250% due 10/15/18	200,000	212,839
FedEx Corp 8.000% due 01/15/19	200,000	223,891
Fortive Corp 1.800% due 06/15/19 ~	50,000	49,706
General Electric Co
5.625% due 05/01/18	250,000	263,862
6.000% due 08/07/19	800,000	883,832
Harris Corp 1.999% due 04/27/18	110,000	110,087
Honeywell International Inc 1.400% due 10/30/19	250,000	247,669
Illinois Tool Works Inc 1.950% due 03/01/19	300,000	301,864
Ingersoll-Rand Global Holding Co Ltd 6.875% due 08/15/18	200,000	216,103
John Deere Capital Corp
1.300% due 03/12/18	250,000	249,339
1.350% due 01/16/18	429,000	428,493
1.750% due 08/10/18	200,000	200,388
1.950% due 12/13/18	350,000	351,875
Keysight Technologies Inc 3.300% due 10/30/19	150,000	152,347
Koninklijke Philips NV (Netherlands) 5.750% due 03/11/18	250,000	262,049
L-3 Communications Corp 5.200% due 10/15/19	250,000	268,942
Lockheed Martin Corp
1.850% due 11/23/18	90,000	90,382
4.250% due 11/15/19	250,000	266,310
Norfolk Southern Corp 5.900% due 06/15/19	250,000	272,804
Northrop Grumman Corp 1.750% due 06/01/18	200,000	200,431
Precision Castparts Corp 1.250% due 01/15/18	200,000	199,620
Republic Services Inc 3.800% due 05/15/18	200,000	205,599
Roper Technologies Inc 2.050% due 10/01/18	400,000	401,455
Ryder System Inc
2.450% due 09/03/19	150,000	150,858
2.550% due 06/01/19	125,000	125,980
Stanley Black & Decker Inc
1.622% due 11/17/18	50,000	49,705
2.451% due 11/17/18	250,000	252,207
Union Pacific Corp 5.700% due 08/15/18	200,000	212,933
United Parcel Service Inc 5.125% due 04/01/19	400,000	429,532
United Technologies Corp
1.500% due 11/01/19	250,000	248,240
1.778% due 05/04/18	200,000	200,080

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-6

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Vulcan Materials Co 7.000% due 06/15/18	$100,000	$107,250
Waste Management Inc 6.100% due 03/15/18	200,000	210,680

		11,570,738

Technology - 4.9%

Apple Inc
1.000% due 05/03/18	700,000	697,411
1.100% due 08/02/19	150,000	147,749
1.300% due 02/23/18	75,000	75,059
1.700% due 02/22/19	235,000	235,465
2.100% due 05/06/19	400,000	403,832
Diamond 1 Finance Corp 3.480% due 06/01/19 ~	615,000	627,998
Fidelity National Information Services Inc 2.850% due 10/15/18	200,000	203,528
Hewlett Packard Enterprise Co 2.850% due 10/05/18	550,000	555,452
International Business Machines Corp
1.125% due 02/06/18	400,000	399,108
1.250% due 02/08/18	350,000	349,602
1.875% due 05/15/19	250,000	250,559
7.625% due 10/15/18	300,000	331,619
Maxim Integrated Products Inc 2.500% due 11/15/18	150,000	151,385
Microsoft Corp
1.100% due 08/08/19	610,000	601,754
1.300% due 11/03/18	335,000	334,757
1.625% due 12/06/18	200,000	201,134
4.200% due 06/01/19	200,000	212,511
Oracle Corp
2.250% due 10/08/19	500,000	506,025
2.375% due 01/15/19	265,000	268,568
5.000% due 07/08/19	250,000	269,586
5.750% due 04/15/18	400,000	422,604
Pitney Bowes Inc 6.250% due 03/15/19	250,000	268,899
QUALCOMM Inc 1.400% due 05/18/18	346,000	345,972
Seagate HDD Cayman 3.750% due 11/15/18	200,000	205,050
Texas Instruments Inc 1.000% due 05/01/18	250,000	248,850
Xerox Corp
2.750% due 03/15/19	100,000	100,026
6.350% due 05/15/18	200,000	210,894

		8,625,397

Utilities - 5.6%

Berkshire Hathaway Energy Co 5.750% due 04/01/18	200,000	210,123
Black Hills Corp 2.500% due 01/11/19	170,000	170,702
CMS Energy Corp 8.750% due 06/15/19	250,000	288,724
Commonwealth Edison Co 5.800% due 03/15/18	427,000	448,416
Consolidated Edison Co of New York Inc 7.125% due 12/01/18	300,000	330,325
Consumers Energy Co 5.650% due 09/15/18	60,000	63,914
Dominion Gas Holdings LLC 2.500% due 12/15/19	300,000	303,334
Dominion Resources Inc
1.600% due 08/15/19	300,000	295,480
1.900% due 06/15/18	350,000	350,252
DTE Energy Co 1.500% due 10/01/19	250,000	245,891

	Principal Amount	Value
Duke Energy Corp 2.100% due 06/15/18	$400,000	$401,776
Duke Energy Ohio Inc 5.450% due 04/01/19	350,000	376,573
Emera US Finance LP (Canada) 2.150% due 06/15/19 ~	65,000	64,904
Entergy Louisiana LLC 6.500% due 09/01/18	200,000	215,010
Entergy Texas Inc 7.125% due 02/01/19	100,000	110,065
FirstEnergy Corp 2.750% due 03/15/18	115,000	116,062
MidAmerican Energy Co 2.400% due 03/15/19	350,000	354,243
NextEra Energy Capital Holdings Inc
2.300% due 04/01/19	50,000	50,389
6.000% due 03/01/19	350,000	378,544
NiSource Finance Corp 6.400% due 03/15/18	175,000	184,332
NSTAR Electric Co 5.625% due 11/15/17	200,000	206,893
Oglethorpe Power Corp 6.100% due 03/15/19	200,000	217,320
Ohio Power Co 6.050% due 05/01/18	250,000	263,455
Oklahoma Gas & Electric Co 8.250% due 01/15/19	200,000	224,361
Oncor Electric Delivery Co LLC 6.800% due 09/01/18	200,000	216,160
Pacific Gas & Electric Co 5.625% due 11/30/17	200,000	207,453
PacifiCorp 5.650% due 07/15/18	250,000	264,952
PG&E Corp 2.400% due 03/01/19	30,000	30,122
PPL Capital Funding Inc 1.900% due 06/01/18	200,000	199,991
Progress Energy Inc 4.875% due 12/01/19	200,000	214,818
Public Service Co of Colorado 5.125% due 06/01/19	343,000	369,669
Public Service Electric & Gas Co 2.300% due 09/15/18	200,000	202,188
Public Service Enterprise Group Inc 1.600% due 11/15/19	150,000	147,929
Sempra Energy
1.625% due 10/07/19	100,000	98,730
9.800% due 02/15/19	300,000	347,533
Southern Power Co 1.950% due 12/15/19	200,000	198,130
The Cleveland Electric Illuminating Co 8.875% due 11/15/18	250,000	281,012
The Southern Co
1.550% due 07/01/18	125,000	124,561
1.850% due 07/01/19	140,000	139,591
2.150% due 09/01/19	250,000	250,076
2.450% due 09/01/18	300,000	303,150
Union Electric Co 6.700% due 02/01/19	200,000	219,044
Wisconsin Public Service Corp 1.650% due 12/04/18	100,000	99,904

		9,786,101

Total Corporate Bonds & Notes (Cost $173,716,448)		173,226,278

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-7

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
SHORT-TERM INVESTMENT - 0.4%

Money Market Fund - 0.4%

BlackRock Liquidity Funds T-Fund Portfolio	730,627	$730,627

Total Short-Term Investment (Cost $730,627)		730,627

TOTAL INVESTMENTS - 99.3% (Cost $174,447,075)		173,956,905

OTHER ASSETS & LIABILITIES, NET - 0.7%		1,274,448

NET ASSETS - 100.0%		$175,231,353

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	42.0%
Consumer, Non-Cyclical	14.9%
Energy	8.3%
Communications	7.5%
Consumer, Cyclical	7.2%
Industrial	6.6%
Utilities	5.6%
Technology	4.9%
Others (each less than 3.0%)	2.3%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$173,226,278	$-	$173,226,278	$-
	Short-Term Investment	730,627	730,627	-	-

	Total	$173,956,905	$730,627	$173,226,278	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-8

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments

December 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 26.6%

Basic Materials - 0.8%

Agrium Inc (Canada) 5.250% due 01/15/45	$145,000	$151,280
Air Products & Chemicals Inc
3.350% due 07/31/24	100,000	102,515
4.375% due 08/21/19	25,000	26,598
Airgas Inc (France) 3.050% due 08/01/20	100,000	102,219
Albemarle Corp 5.450% due 12/01/44	50,000	53,806
Barrick Gold Corp (Canada)
4.100% due 05/01/23	63,000	64,652
5.250% due 04/01/42	100,000	97,735
BHP Billiton Finance USA Ltd (Australia)
2.050% due 09/30/18	200,000	201,135
5.000% due 09/30/43	150,000	167,610
6.500% due 04/01/19	300,000	329,678
Celanese US Holdings LLC
4.625% due 11/15/22	30,000	31,612
5.875% due 06/15/21	30,000	33,320
Celulosa Arauco y Constitucion SA (Chile) 4.750% due 01/11/22	100,000	104,167
Eastman Chemical Co
3.800% due 03/15/25	100,000	100,895
4.650% due 10/15/44	50,000	49,684
4.800% due 09/01/42	100,000	99,559
EI du Pont de Nemours & Co
4.150% due 02/15/43	100,000	94,230
4.625% due 01/15/20	150,000	160,193
5.750% due 03/15/19	200,000	216,767
FMC Corp 4.100% due 02/01/24	50,000	50,216
Georgia-Pacific LLC 8.875% due 05/15/31	100,000	148,259
Goldcorp Inc (Canada) 3.700% due 03/15/23	250,000	246,044
International Paper Co
4.750% due 02/15/22	125,000	135,236
6.000% due 11/15/41	200,000	224,981
7.500% due 08/15/21	40,000	48,013
7.950% due 06/15/18	59,000	64,055
LyondellBasell Industries NV
4.625% due 02/26/55	75,000	69,748
6.000% due 11/15/21	200,000	226,847
Monsanto Co
1.850% due 11/15/18	100,000	99,715
3.375% due 07/15/24	100,000	99,610
3.600% due 07/15/42	50,000	42,046
4.400% due 07/15/44	100,000	96,840
Newmont Mining Corp
3.500% due 03/15/22	100,000	101,654
5.875% due 04/01/35	100,000	107,150
Nucor Corp
4.000% due 08/01/23	25,000	26,290
4.125% due 09/15/22	50,000	53,181
5.200% due 08/01/43	25,000	28,264
Potash Corp of Saskatchewan Inc (Canada) 4.875% due 03/30/20	250,000	265,882
PPG Industries Inc
2.300% due 11/15/19	100,000	100,480
3.600% due 11/15/20	50,000	51,794
Praxair Inc
1.250% due 11/07/18	150,000	149,327
2.200% due 08/15/22	100,000	97,666
Rio Tinto Finance USA Ltd (United Kingdom)
7.125% due 07/15/28	50,000	64,656
9.000% due 05/01/19	150,000	172,985

	Principal Amount	Value
Rio Tinto Finance USA PLC (United Kingdom) 4.750% due 03/22/42	$400,000	$429,840
RPM International Inc 5.250% due 06/01/45	50,000	49,161
Southern Copper Corp (Peru)
5.250% due 11/08/42	150,000	137,941
7.500% due 07/27/35	50,000	57,975
The Dow Chemical Co
4.125% due 11/15/21	200,000	211,358
4.250% due 11/15/20	100,000	105,922
4.250% due 10/01/34	200,000	197,418
The Mosaic Co 5.450% due 11/15/33	163,000	161,887
The Sherwin-Williams Co 4.000% due 12/15/42	50,000	45,483
The Valspar Corp
3.950% due 01/15/26	50,000	50,010
7.250% due 06/15/19	25,000	27,610
Vale Overseas Ltd (Brazil)
4.375% due 01/11/22	300,000	295,500
6.875% due 11/21/36	150,000	148,500
8.250% due 01/17/34	100,000	110,750

		6,987,949

Communications - 2.6%

21st Century Fox America Inc
4.500% due 02/15/21	100,000	106,928
5.400% due 10/01/43	100,000	107,877
6.400% due 12/15/35	50,000	59,820
6.650% due 11/15/37	150,000	184,867
6.900% due 03/01/19	150,000	164,797
6.900% due 08/15/39	150,000	188,662
Alibaba Group Holding Ltd (China)
3.125% due 11/28/21	200,000	200,219
3.600% due 11/28/24	200,000	198,361
Alphabet Inc 1.998% due 08/15/26	200,000	183,519
Amazon.com Inc
3.300% due 12/05/21	100,000	103,641
4.800% due 12/05/34	300,000	330,699
America Movil SAB de CV (Mexico)
5.000% due 10/16/19	250,000	268,146
6.125% due 03/30/40	250,000	286,342
6.375% due 03/01/35	125,000	145,596
AT&T Inc
2.450% due 06/30/20	200,000	198,630
2.625% due 12/01/22	125,000	119,876
3.000% due 02/15/22	100,000	99,041
3.000% due 06/30/22	95,000	93,270
3.400% due 05/15/25	300,000	289,287
3.800% due 03/15/22	100,000	102,531
3.950% due 01/15/25	45,000	45,099
4.125% due 02/17/26	300,000	303,921
4.300% due 12/15/42	393,000	352,464
4.350% due 06/15/45	177,000	158,020
4.450% due 05/15/21	250,000	264,431
4.500% due 05/15/35	90,000	87,090
4.550% due 03/09/49	100,000	90,971
4.750% due 05/15/46	265,000	251,552
5.000% due 03/01/21	100,000	107,566
5.150% due 03/15/42	200,000	199,586
5.200% due 03/15/20	35,000	37,635
5.350% due 09/01/40	161,000	165,627
5.800% due 02/15/19	200,000	215,076
6.000% due 08/15/40	50,000	55,045
6.375% due 03/01/41	50,000	57,676
6.550% due 02/15/39	100,000	115,952

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-9

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
British Telecommunications PLC (United Kingdom)
2.350% due 02/14/19	$250,000	$251,495
9.125% due 12/15/30	50,000	76,331
CBS Corp
2.300% due 08/15/19	150,000	150,525
2.900% due 01/15/27	50,000	46,407
5.900% due 10/15/40	50,000	56,246
7.875% due 07/30/30	100,000	135,342
Charter Communications Operating LLC
3.579% due 07/23/20	255,000	260,190
4.464% due 07/23/22	100,000	104,521
4.908% due 07/23/25	150,000	158,162
6.384% due 10/23/35	70,000	80,041
6.484% due 10/23/45	165,000	191,088
6.834% due 10/23/55	50,000	58,727
Cisco Systems Inc
1.600% due 02/28/19	25,000	24,958
1.850% due 09/20/21	100,000	97,597
2.125% due 03/01/19	200,000	202,653
2.200% due 02/28/21	50,000	49,869
2.450% due 06/15/20	100,000	101,187
2.500% due 09/20/26	300,000	285,253
2.600% due 02/28/23	50,000	49,614
2.950% due 02/28/26	50,000	49,501
3.000% due 06/15/22	60,000	61,140
4.950% due 02/15/19	200,000	213,786
5.500% due 01/15/40	250,000	304,659
Comcast Corp
2.350% due 01/15/27	40,000	36,959
3.375% due 08/15/25	365,000	367,117
3.400% due 07/15/46	55,000	48,054
3.600% due 03/01/24	200,000	206,400
4.250% due 01/15/33	250,000	260,245
4.400% due 08/15/35	77,000	80,579
4.600% due 08/15/45	77,000	80,750
5.700% due 07/01/19	100,000	109,391
5.875% due 02/15/18	200,000	209,710
6.450% due 03/15/37	100,000	129,156
6.950% due 08/15/37	200,000	272,870
Deutsche Telekom International Finance BV (Germany) 8.750% due 06/15/30	185,000	272,135
Discovery Communications LLC
3.450% due 03/15/25	100,000	95,500
4.950% due 05/15/42	100,000	92,394
5.050% due 06/01/20	50,000	53,674
eBay Inc 3.250% due 10/15/20	200,000	204,727
Expedia Inc 4.500% due 08/15/24	200,000	203,331
Grupo Televisa SAB (Mexico) 5.000% due 05/13/45	200,000	170,253
Motorola Solutions Inc 3.500% due 03/01/23	150,000	147,894
NBCUniversal Media LLC
2.875% due 01/15/23	75,000	74,807
4.375% due 04/01/21	100,000	108,005
6.400% due 04/30/40	125,000	161,696
Omnicom Group Inc
3.600% due 04/15/26	50,000	49,510
3.625% due 05/01/22	100,000	102,719
4.450% due 08/15/20	50,000	53,192
Orange SA (France)
1.625% due 11/03/19	100,000	98,526
2.750% due 02/06/19	100,000	101,338
5.375% due 01/13/42	150,000	168,137
9.000% due 03/01/31	50,000	75,223
Qwest Corp 6.750% due 12/01/21	100,000	108,750

	Principal Amount	Value
RELX Capital Inc (United Kingdom) 8.625% due 01/15/19	$50,000	$56,197
Rogers Communications Inc (Canada)
4.500% due 03/15/43	25,000	24,379
5.000% due 03/15/44	100,000	107,173
6.800% due 08/15/18	100,000	107,848
Scripps Networks Interactive Inc 3.500% due 06/15/22	150,000	151,611
Telefonaktiebolaget LM Ericsson (Sweden) 4.125% due 05/15/22	100,000	100,612
Telefonica Emisiones SAU (Spain)
5.462% due 02/16/21	40,000	43,609
7.045% due 06/20/36	150,000	174,351
Telefonica Europe BV (Spain) 8.250% due 09/15/30	250,000	328,454
The Priceline Group Inc 3.600% due 06/01/26	50,000	49,477
The Walt Disney Co
0.875% due 07/12/19	20,000	19,597
1.850% due 07/30/26	230,000	207,210
2.350% due 12/01/22	100,000	98,402
2.750% due 08/16/21	50,000	50,885
3.000% due 07/30/46	225,000	191,445
Thomson Reuters Corp
4.300% due 11/23/23	100,000	104,657
4.700% due 10/15/19	25,000	26,549
5.650% due 11/23/43	150,000	165,529
5.850% due 04/15/40	25,000	27,500
Time Warner Cable LLC
5.000% due 02/01/20	300,000	318,431
5.875% due 11/15/40	150,000	160,228
6.550% due 05/01/37	100,000	113,373
6.750% due 06/15/39	50,000	58,219
7.300% due 07/01/38	150,000	184,796
8.250% due 04/01/19	100,000	112,387
Time Warner Inc
2.950% due 07/15/26	40,000	37,281
4.700% due 01/15/21	50,000	53,451
4.750% due 03/29/21	100,000	107,145
6.100% due 07/15/40	50,000	57,171
6.200% due 03/15/40	50,000	57,811
6.250% due 03/29/41	350,000	411,381
6.500% due 11/15/36	100,000	121,130
7.625% due 04/15/31	100,000	135,707
7.700% due 05/01/32	150,000	203,542
Verizon Communications Inc
2.550% due 06/17/19	200,000	202,853
3.000% due 11/01/21	85,000	85,658
3.450% due 03/15/21	200,000	206,510
3.500% due 11/01/21	200,000	206,468
4.125% due 08/15/46	300,000	272,065
4.272% due 01/15/36	57,000	54,644
4.500% due 09/15/20	229,000	245,086
4.522% due 09/15/48	309,000	296,917
4.672% due 03/15/55	294,000	277,572
4.862% due 08/21/46	400,000	406,120
5.150% due 09/15/23	1,050,000	1,161,476
5.850% due 09/15/35	88,000	100,651
6.550% due 09/15/43	281,000	351,582
Viacom Inc
2.200% due 04/01/19	100,000	99,189
2.500% due 09/01/18	80,000	80,258
3.125% due 06/15/22	100,000	96,981
3.875% due 04/01/24	100,000	97,093
4.375% due 03/15/43	70,000	55,858
5.625% due 09/15/19	25,000	26,900
6.875% due 04/30/36	100,000	109,196

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-10

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Vodafone Group PLC (United Kingdom)
5.450% due 06/10/19	$150,000	$161,670
6.150% due 02/27/37	150,000	168,459
7.875% due 02/15/30	50,000	65,247
WPP Finance (United Kingdom) 3.625% due 09/07/22	100,000	102,272

		22,190,417

Consumer, Cyclical - 1.8%

American Airlines Pass-Through Trust ‘A’ 4.950% due 07/15/24	159,823	170,611
American Airlines Pass-Through Trust ‘AA’ 3.200% due 12/15/29	150,000	146,062
American Honda Finance Corp
1.700% due 09/09/21	100,000	96,479
2.125% due 10/10/18	100,000	100,789
2.450% due 09/24/20	150,000	150,741
AutoNation Inc 4.500% due 10/01/25	100,000	101,216
AutoZone Inc
1.625% due 04/21/19	200,000	198,236
2.500% due 04/15/21	20,000	19,778
4.000% due 11/15/20	50,000	52,481
Bed Bath & Beyond Inc 4.915% due 08/01/34	10,000	10,020
BorgWarner Inc 3.375% due 03/15/25	200,000	196,679
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	25,416	26,020
Costco Wholesale Corp 1.700% due 12/15/19	300,000	299,552
CVS Health Corp
2.125% due 06/01/21	100,000	98,353
2.250% due 08/12/19	150,000	150,850
2.800% due 07/20/20	200,000	203,059
2.875% due 06/01/26	100,000	95,369
3.875% due 07/20/25	200,000	206,418
5.125% due 07/20/45	105,000	117,246
5.300% due 12/05/43	200,000	227,043
Daimler Finance North America LLC (Germany) 8.500% due 01/18/31	50,000	75,285
Delphi Automotive PLC
4.250% due 01/15/26	50,000	51,792
4.400% due 10/01/46	100,000	92,063
Delphi Corp (United Kingdom) 4.150% due 03/15/24	40,000	41,246
Dollar General Corp
3.250% due 04/15/23	50,000	49,357
4.150% due 11/01/25	25,000	25,735
DR Horton Inc
3.750% due 03/01/19	40,000	40,900
4.000% due 02/15/20	50,000	51,563
Ford Motor Co
4.750% due 01/15/43	300,000	285,344
5.291% due 12/08/46	100,000	101,490
7.450% due 07/16/31	150,000	188,377
Ford Motor Credit Co LLC
2.145% due 01/09/18	200,000	200,318
2.875% due 10/01/18	200,000	202,437
2.943% due 01/08/19	200,000	202,311
3.096% due 05/04/23	200,000	193,207
4.375% due 08/06/23	200,000	206,479
5.875% due 08/02/21	250,000	276,132
General Motors Co
6.250% due 10/02/43	100,000	110,737
6.600% due 04/01/36	250,000	286,156
6.750% due 04/01/46	25,000	29,368

	Principal Amount	Value
General Motors Financial Co Inc
2.350% due 10/04/19	$50,000	$49,422
2.400% due 05/09/19	200,000	199,503
3.150% due 01/15/20	200,000	201,274
3.700% due 11/24/20	100,000	101,738
3.700% due 05/09/23	200,000	196,861
4.000% due 01/15/25	300,000	292,826
4.000% due 10/06/26	50,000	48,132
Hasbro Inc 3.150% due 05/15/21	50,000	50,519
Hyatt Hotels Corp 4.850% due 03/15/26	25,000	26,340
Kohl’s Corp
3.250% due 02/01/23	100,000	98,893
4.250% due 07/17/25	50,000	50,309
5.550% due 07/17/45	50,000	47,833
Lear Corp 5.250% due 01/15/25	65,000	68,656
Leggett & Platt Inc 3.800% due 11/15/24	50,000	50,571
Lowe’s Cos Inc
3.120% due 04/15/22	100,000	102,422
3.875% due 09/15/23	100,000	106,149
5.000% due 09/15/43	300,000	333,878
6.875% due 02/15/28	50,000	65,333
Macy’s Retail Holdings Inc
3.625% due 06/01/24	50,000	49,058
3.875% due 01/15/22	100,000	102,438
6.375% due 03/15/37	100,000	105,806
Magna International Inc (Canada) 4.150% due 10/01/25	25,000	25,913
Marriott International Inc
2.875% due 03/01/21	50,000	50,232
3.125% due 02/15/23	118,000	115,092
3.125% due 06/15/26	200,000	189,409
3.375% due 10/15/20	83,000	85,157
Mattel Inc 1.700% due 03/15/18	100,000	99,792
McDonald’s Corp
2.750% due 12/09/20	45,000	45,707
3.375% due 05/26/25	100,000	100,341
3.500% due 07/15/20	50,000	51,997
3.700% due 01/30/26	160,000	162,978
3.700% due 02/15/42	200,000	178,568
4.875% due 07/15/40	10,000	10,586
4.875% due 12/09/45	50,000	53,660
5.350% due 03/01/18	100,000	104,235
Newell Brands Inc
2.600% due 03/29/19	25,000	25,282
3.150% due 04/01/21	125,000	127,230
3.850% due 04/01/23	20,000	20,753
4.000% due 06/15/22	61,000	63,228
4.200% due 04/01/26	225,000	234,793
5.375% due 04/01/36	15,000	16,912
5.500% due 04/01/46	20,000	22,970
NIKE Inc
2.250% due 05/01/23	27,000	26,327
3.375% due 11/01/46	200,000	180,689
3.625% due 05/01/43	25,000	23,551
Nordstrom Inc 4.000% due 10/15/21	250,000	261,809
O’Reilly Automotive Inc 3.800% due 09/01/22	100,000	103,488
PACCAR Financial Corp 1.650% due 02/25/19	150,000	149,495
QVC Inc
3.125% due 04/01/19	100,000	101,056
5.450% due 08/15/34	100,000	91,151
Southwest Airlines Co 2.750% due 11/06/19	50,000	50,926

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-11

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Starbucks Corp
2.100% due 02/04/21	$60,000	$59,793
2.450% due 06/15/26	50,000	47,704
4.300% due 06/15/45	35,000	36,771
Target Corp
2.500% due 04/15/26	225,000	214,602
2.900% due 01/15/22	100,000	101,873
3.625% due 04/15/46	25,000	23,241
6.000% due 01/15/18	100,000	104,557
7.000% due 01/15/38	100,000	139,666
The Home Depot Inc
2.000% due 06/15/19	150,000	151,320
2.000% due 04/01/21	50,000	49,590
2.700% due 04/01/23	100,000	99,770
3.000% due 04/01/26	25,000	24,946
3.350% due 09/15/25	45,000	46,154
3.500% due 09/15/56	55,000	48,169
4.200% due 04/01/43	300,000	309,231
4.400% due 04/01/21	100,000	108,403
5.875% due 12/16/36	75,000	94,783
Toyota Motor Credit Corp
1.200% due 04/06/18	50,000	49,780
1.375% due 01/10/18	250,000	249,694
1.900% due 04/08/21	100,000	97,955
2.625% due 01/10/23	100,000	99,018
4.250% due 01/11/21	100,000	107,372
Under Armour Inc 3.250% due 06/15/26	100,000	94,494
United Airlines Pass-Through Trust ‘A’
3.450% due 01/07/30	30,000	29,213
4.000% due 10/11/27	97,928	100,009
United Airlines Pass-Through Trust ‘AA’
2.875% due 04/07/30	150,000	141,562
3.100% due 01/07/30	50,000	48,313
3.450% due 06/01/29	24,396	24,152
US Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	76,457	81,140
Wal-Mart Stores Inc
1.125% due 04/11/18	200,000	199,545
3.250% due 10/25/20	100,000	104,197
4.300% due 04/22/44	100,000	105,571
5.000% due 10/25/40	200,000	230,260
5.250% due 09/01/35	125,000	149,552
5.800% due 02/15/18	100,000	104,881
6.500% due 08/15/37	350,000	474,478
Walgreen Co
3.100% due 09/15/22	75,000	75,003
5.250% due 01/15/19	6,000	6,351
Walgreens Boots Alliance Inc
1.750% due 05/30/18	35,000	35,042
2.600% due 06/01/21	65,000	64,601
3.100% due 06/01/23	30,000	29,812
3.450% due 06/01/26	30,000	29,464
3.800% due 11/18/24	200,000	203,645
4.650% due 06/01/46	20,000	20,336
4.800% due 11/18/44	165,000	169,916
Whirlpool Corp 3.700% due 03/01/23	150,000	153,254
WW Grainger Inc
3.750% due 05/15/46	50,000	46,848
4.600% due 06/15/45	20,000	21,422

		15,506,040

Consumer, Non-Cyclical - 4.5%

Abbott Laboratories
2.350% due 11/22/19	105,000	105,145
2.900% due 11/30/21	150,000	149,814
2.950% due 03/15/25	100,000	96,319
3.400% due 11/30/23	100,000	99,659
3.750% due 11/30/26	200,000	198,917

	Principal Amount	Value
4.750% due 11/30/36	$100,000	$101,824
4.900% due 11/30/46	100,000	102,836
5.125% due 04/01/19	80,000	85,595
6.150% due 11/30/37	25,000	29,813
AbbVie Inc
1.800% due 05/14/18	95,000	95,089
2.000% due 11/06/18	150,000	150,382
2.300% due 05/14/21	100,000	97,993
2.500% due 05/14/20	150,000	150,073
2.850% due 05/14/23	50,000	48,520
3.200% due 11/06/22	70,000	70,059
3.200% due 05/14/26	100,000	95,194
3.600% due 05/14/25	175,000	173,419
4.300% due 05/14/36	50,000	47,723
4.400% due 11/06/42	125,000	117,815
4.450% due 05/14/46	100,000	95,946
4.500% due 05/14/35	160,000	157,449
4.700% due 05/14/45	50,000	49,152
Actavis Funding SCS
2.350% due 03/12/18	380,000	382,259
2.450% due 06/15/19	65,000	65,297
3.000% due 03/12/20	70,000	70,988
3.800% due 03/15/25	70,000	70,116
4.550% due 03/15/35	320,000	317,222
4.750% due 03/15/45	30,000	29,509
Actavis Inc
3.250% due 10/01/22	100,000	99,610
4.625% due 10/01/42	100,000	97,016
Aetna Inc
1.700% due 06/07/18	30,000	29,978
1.900% due 06/07/19	35,000	34,931
2.400% due 06/15/21	55,000	54,759
2.750% due 11/15/22	125,000	122,823
2.800% due 06/15/23	25,000	24,634
3.200% due 06/15/26	80,000	79,185
3.500% due 11/15/24	100,000	101,501
3.950% due 09/01/20	50,000	52,601
4.125% due 11/15/42	100,000	95,589
4.250% due 06/15/36	40,000	40,171
4.375% due 06/15/46	55,000	55,342
Allergan Inc 2.800% due 03/15/23	25,000	23,947
Altria Group Inc
4.500% due 05/02/43	100,000	101,835
4.750% due 05/05/21	200,000	217,991
9.250% due 08/06/19	250,000	295,043
AmerisourceBergen Corp 3.400% due 05/15/24	100,000	100,650
Amgen Inc
3.625% due 05/22/24	100,000	101,767
4.400% due 05/01/45	100,000	96,159
5.150% due 11/15/41	174,000	184,271
5.700% due 02/01/19	100,000	107,496
5.750% due 03/15/40	400,000	450,650
6.400% due 02/01/39	225,000	273,422
Anheuser-Busch InBev Finance Inc (Belgium)
1.900% due 02/01/19	295,000	295,507
2.650% due 02/01/21	160,000	160,885
3.300% due 02/01/23	300,000	305,414
3.650% due 02/01/26	700,000	710,872
3.700% due 02/01/24	200,000	207,288
4.625% due 02/01/44	300,000	312,627
4.700% due 02/01/36	275,000	290,074
4.900% due 02/01/46	330,000	355,733
Anheuser-Busch InBev Worldwide Inc (Belgium)
2.500% due 07/15/22	100,000	98,439
3.750% due 07/15/42	100,000	90,118
4.375% due 02/15/21	200,000	214,043

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-12

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
4.950% due 01/15/42	$300,000	$327,449
5.375% due 01/15/20	200,000	218,161
7.750% due 01/15/19	100,000	111,402
Anthem Inc
1.875% due 01/15/18	75,000	75,047
2.250% due 08/15/19	200,000	199,632
3.300% due 01/15/23	75,000	74,897
4.625% due 05/15/42	100,000	100,665
4.650% due 01/15/43	50,000	50,290
Archer-Daniels-Midland Co
4.016% due 04/16/43	50,000	48,988
4.479% due 03/01/21	100,000	108,312
AstraZeneca PLC (United Kingdom)
1.750% due 11/16/18	50,000	50,093
2.375% due 11/16/20	100,000	99,637
3.375% due 11/16/25	100,000	99,285
4.000% due 09/18/42	25,000	23,700
4.375% due 11/16/45	25,000	25,104
6.450% due 09/15/37	100,000	129,411
Automatic Data Processing Inc
2.250% due 09/15/20	50,000	50,247
3.375% due 09/15/25	25,000	25,629
Baxalta Inc
2.875% due 06/23/20	150,000	149,998
4.000% due 06/23/25	50,000	50,170
5.250% due 06/23/45	30,000	32,035
Becton Dickinson & Co
3.125% due 11/08/21	100,000	102,539
3.734% due 12/15/24	129,000	132,023
6.000% due 05/15/39	300,000	350,675
Bestfoods 7.250% due 12/15/26	200,000	267,840
Biogen Inc 5.200% due 09/15/45	300,000	322,762
Block Financial LLC 4.125% due 10/01/20	100,000	102,106
Boston Scientific Corp
2.650% due 10/01/18	100,000	101,121
3.375% due 05/15/22	300,000	304,982
Bristol-Myers Squibb Co
1.750% due 03/01/19	100,000	99,876
3.250% due 08/01/42	100,000	89,489
Brown-Forman Corp 4.500% due 07/15/45	40,000	41,832
Bunge Ltd Finance Corp
3.250% due 08/15/26	20,000	19,216
8.500% due 06/15/19	10,000	11,465
Campbell Soup Co 2.500% due 08/02/22	100,000	98,847
Cardinal Health Inc
1.950% due 06/15/18	50,000	50,119
3.200% due 06/15/22	100,000	101,027
3.750% due 09/15/25	50,000	51,667
4.900% due 09/15/45	50,000	52,862
Catholic Health Initiatives 4.350% due 11/01/42	150,000	133,480
Celgene Corp
2.125% due 08/15/18	150,000	150,636
2.250% due 05/15/19	200,000	200,178
3.250% due 08/15/22	100,000	100,909
3.875% due 08/15/25	100,000	101,479
4.000% due 08/15/23	100,000	104,306
Church & Dwight Co Inc 2.450% due 12/15/19	50,000	50,258
Cigna Corp
4.375% due 12/15/20	200,000	212,639
4.500% due 03/15/21	100,000	106,303
Coca-Cola Femsa SAB de CV (Mexico) 3.875% due 11/26/23	150,000	153,395

	Principal Amount	Value
Colgate-Palmolive Co
1.500% due 11/01/18	$100,000	$100,225
1.750% due 03/15/19	100,000	100,386
Conagra Brands Inc 3.200% due 01/25/23	79,000	78,862
Constellation Brands Inc
3.750% due 05/01/21	20,000	20,700
3.875% due 11/15/19	20,000	20,751
4.250% due 05/01/23	85,000	88,561
6.000% due 05/01/22	25,000	28,321
CR Bard Inc 3.000% due 05/15/26	50,000	47,751
Danaher Corp
1.650% due 09/15/18	35,000	35,049
3.350% due 09/15/25	30,000	30,742
4.375% due 09/15/45	30,000	31,268
Diageo Capital PLC (United Kingdom)
1.125% due 04/29/18	100,000	99,377
3.875% due 04/29/43	100,000	95,301
Diageo Investment Corp (United Kingdom) 2.875% due 05/11/22	150,000	150,852
Dignity Health 5.267% due 11/01/64	100,000	97,596
Dr Pepper Snapple Group Inc
2.550% due 09/15/26	50,000	46,329
3.130% due 12/15/23	50,000	50,029
3.200% due 11/15/21	50,000	51,227
3.430% due 06/15/27	35,000	34,911
4.420% due 12/15/46	250,000	254,796
Ecolab Inc 4.350% due 12/08/21	100,000	108,083
Eli Lilly & Co 5.500% due 03/15/27	100,000	119,638
Equifax Inc
2.300% due 06/01/21	50,000	48,969
3.250% due 06/01/26	100,000	97,170
Express Scripts Holding Co
3.000% due 07/15/23	50,000	48,417
3.300% due 02/25/21	300,000	305,672
3.400% due 03/01/27	20,000	18,749
4.800% due 07/15/46	15,000	14,389
General Mills Inc
5.400% due 06/15/40	45,000	51,133
5.650% due 02/15/19	100,000	107,530
Gilead Sciences Inc
1.850% due 09/04/18	40,000	40,154
1.950% due 03/01/22	230,000	222,466
2.550% due 09/01/20	100,000	101,130
2.950% due 03/01/27	100,000	95,679
3.250% due 09/01/22	170,000	173,468
3.650% due 03/01/26	100,000	101,369
4.150% due 03/01/47	75,000	71,266
4.400% due 12/01/21	100,000	107,555
4.500% due 02/01/45	210,000	209,909
4.600% due 09/01/35	45,000	46,688
4.750% due 03/01/46	50,000	51,755
GlaxoSmithKline Capital Inc (United Kingdom)
5.650% due 05/15/18	200,000	210,813
6.375% due 05/15/38	100,000	131,569
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	200,000	201,543
Howard Hughes Medical Institute 3.500% due 09/01/23	75,000	78,184
Humana Inc
3.850% due 10/01/24	100,000	102,415
4.625% due 12/01/42	100,000	96,119
Ingredion Inc 3.200% due 10/01/26	100,000	97,925

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-13

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Johnson & Johnson
1.125% due 03/01/19	$30,000	$29,757
1.650% due 12/05/18	150,000	150,837
1.650% due 03/01/21	50,000	49,208
2.050% due 03/01/23	50,000	48,638
2.450% due 12/05/21	150,000	152,287
2.450% due 03/01/26	50,000	47,809
3.550% due 03/01/36	25,000	25,024
3.700% due 03/01/46	25,000	24,645
4.850% due 05/15/41	50,000	58,663
5.950% due 08/15/37	100,000	131,233
Kellogg Co
3.250% due 05/21/18	65,000	66,387
4.500% due 04/01/46	150,000	146,880
Kimberly-Clark Corp
2.150% due 08/15/20	50,000	49,990
3.050% due 08/15/25	50,000	49,972
6.625% due 08/01/37	100,000	137,060
7.500% due 11/01/18	50,000	55,343
Kraft Heinz Foods Co
2.800% due 07/02/20	400,000	403,848
3.000% due 06/01/26	80,000	75,148
3.500% due 06/06/22	200,000	203,524
4.375% due 06/01/46	115,000	108,431
6.500% due 02/09/40	175,000	213,575
Laboratory Corp of America Holdings
4.625% due 11/15/20	100,000	107,220
4.700% due 02/01/45	50,000	49,483
Life Technologies Corp 6.000% due 03/01/20	100,000	108,950
Massachusetts Institute of Technology 5.600% due 07/01/11	100,000	121,279
McCormick & Co Inc 3.250% due 11/15/25	35,000	34,584
McKesson Corp 3.796% due 03/15/24	300,000	309,328
Mead Johnson Nutrition Co 4.600% due 06/01/44	200,000	193,641
Medco Health Solutions Inc
4.125% due 09/15/20	50,000	52,472
7.125% due 03/15/18	200,000	211,819
Medtronic Inc
1.375% due 04/01/18	250,000	249,584
1.500% due 03/15/18	55,000	55,003
2.500% due 03/15/20	55,000	55,611
2.750% due 04/01/23	50,000	49,634
3.150% due 03/15/22	125,000	127,974
3.500% due 03/15/25	380,000	391,200
4.375% due 03/15/35	65,000	68,788
4.450% due 03/15/20	25,000	26,731
4.500% due 03/15/42	100,000	104,384
4.625% due 03/15/45	80,000	86,550
Merck & Co Inc
1.100% due 01/31/18	100,000	99,800
2.400% due 09/15/22	100,000	97,996
2.750% due 02/10/25	200,000	196,326
3.600% due 09/15/42	300,000	282,236
4.150% due 05/18/43	100,000	102,760
6.500% due 12/01/33	50,000	65,053
6.550% due 09/15/37	50,000	67,168
Molson Coors Brewing Co
2.100% due 07/15/21	35,000	34,092
3.000% due 07/15/26	245,000	231,729
4.200% due 07/15/46	40,000	37,370
5.000% due 05/01/42	100,000	104,727
Moody’s Corp 4.875% due 02/15/24	50,000	54,076
Mylan Inc 2.600% due 06/24/18	100,000	100,599

	Principal Amount	Value
Mylan NV
2.500% due 06/07/19 ~	$60,000	$59,695
3.150% due 06/15/21 ~	100,000	98,153
3.950% due 06/15/26 ~	100,000	93,634
5.250% due 06/15/46 ~	65,000	60,057
Novartis Capital Corp (Switzerland)
2.400% due 09/21/22	75,000	74,057
3.000% due 11/20/25	100,000	99,273
3.400% due 05/06/24	150,000	154,543
4.000% due 11/20/45	100,000	100,963
4.400% due 04/24/20	50,000	53,622
Novartis Securities Investment Ltd (Switzerland) 5.125% due 02/10/19	125,000	133,841
PepsiCo Inc
1.850% due 04/30/20	100,000	99,118
2.375% due 10/06/26	55,000	52,041
2.750% due 03/01/23	100,000	99,868
2.750% due 04/30/25	100,000	97,956
3.100% due 07/17/22	50,000	51,350
3.450% due 10/06/46	60,000	54,685
3.500% due 07/17/25	50,000	51,666
3.600% due 03/01/24	71,000	74,037
4.450% due 04/14/46	150,000	159,830
4.600% due 07/17/45	35,000	38,161
5.000% due 06/01/18	100,000	105,023
Perrigo Co PLC 2.300% due 11/08/18	250,000	249,731
Pfizer Inc
1.500% due 06/15/18	150,000	150,227
2.200% due 12/15/21	50,000	49,877
3.000% due 12/15/26	100,000	98,743
3.400% due 05/15/24	550,000	568,377
4.125% due 12/15/46	265,000	269,694
Philip Morris International Inc
1.875% due 01/15/19	50,000	50,010
2.125% due 05/10/23	25,000	23,831
3.250% due 11/10/24	125,000	125,819
3.375% due 08/11/25	50,000	50,823
4.250% due 11/10/44	30,000	29,635
4.500% due 03/20/42	200,000	204,165
5.650% due 05/16/18	200,000	210,791
6.375% due 05/16/38	100,000	128,267
President & Fellows of Harvard College 4.875% due 10/15/40	100,000	117,996
Princeton University 5.700% due 03/01/39	50,000	65,672
Quest Diagnostics Inc
2.500% due 03/30/20	300,000	299,856
4.750% due 01/30/20	15,000	16,013
Reynolds American Inc
4.450% due 06/12/25	200,000	211,260
6.150% due 09/15/43	300,000	362,637
S&P Global Inc
4.000% due 06/15/25	50,000	51,393
4.400% due 02/15/26	100,000	105,838
Sanofi (France) 4.000% due 03/29/21	200,000	212,875
Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/21	250,000	241,535
3.200% due 09/23/26	250,000	233,774
St Jude Medical Inc 3.250% due 04/15/23	100,000	99,415
Stryker Corp
4.100% due 04/01/43	100,000	93,539
4.375% due 05/15/44	300,000	291,558
Sysco Corp
2.500% due 07/15/21	35,000	34,632
2.600% due 10/01/20	50,000	50,438
2.600% due 06/12/22	100,000	98,469

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-14

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
3.750% due 10/01/25	$25,000	$25,314
4.500% due 04/01/46	25,000	25,256
4.850% due 10/01/45	15,000	15,942
Teva Pharmaceutical Finance IV LLC (Israel) 2.250% due 03/18/20	200,000	196,626
Teva Pharmaceutical Finance Netherlands III BV (Israel)
1.700% due 07/19/19	140,000	137,578
2.200% due 07/21/21	175,000	167,446
2.800% due 07/21/23	165,000	156,241
3.150% due 10/01/26	55,000	50,734
4.100% due 10/01/46	125,000	107,324
The Board of Trustees of The Leland Stanford Junior University 3.460% due 05/01/47	50,000	47,214
The Clorox Co 3.800% due 11/15/21	100,000	105,501
The Coca-Cola Co
1.375% due 05/30/19	150,000	149,017
1.875% due 10/27/20	50,000	49,564
2.500% due 04/01/23	200,000	197,849
2.550% due 06/01/26	100,000	94,758
2.875% due 10/27/25	50,000	49,329
3.150% due 11/15/20	200,000	207,722
3.300% due 09/01/21	100,000	104,321
The Estee Lauder Cos Inc 1.700% due 05/10/21	30,000	29,256
The George Washington University 4.300% due 09/15/44	50,000	49,102
The Hershey Co 2.300% due 08/15/26	50,000	46,489
The JM Smucker Co 4.375% due 03/15/45	350,000	347,972
The Kroger Co
2.600% due 02/01/21	50,000	49,904
3.300% due 01/15/21	100,000	102,766
3.500% due 02/01/26	50,000	50,256
3.850% due 08/01/23	150,000	155,817
3.875% due 10/15/46	200,000	182,463
5.150% due 08/01/43	25,000	27,002
The Pepsi Bottling Group Inc 7.000% due 03/01/29	200,000	273,360
The Procter & Gamble Co
2.300% due 02/06/22	100,000	100,169
2.450% due 11/03/26	300,000	287,399
5.550% due 03/05/37	200,000	258,794
Thermo Fisher Scientific Inc
2.950% due 09/19/26	30,000	28,310
3.000% due 04/15/23	70,000	68,823
3.150% due 01/15/23	100,000	100,136
3.650% due 12/15/25	100,000	100,374
4.150% due 02/01/24	100,000	104,175
Tyson Foods Inc 4.500% due 06/15/22	300,000	319,291
Unilever Capital Corp (United Kingdom) 5.900% due 11/15/32	50,000	64,860
UnitedHealth Group Inc
1.625% due 03/15/19	250,000	249,025
1.900% due 07/16/18	60,000	60,270
2.700% due 07/15/20	30,000	30,445
3.450% due 01/15/27	150,000	152,408
3.750% due 07/15/25	75,000	77,624
4.200% due 01/15/47	125,000	126,102
4.625% due 11/15/41	300,000	316,965
4.750% due 07/15/45	50,000	55,104
6.875% due 02/15/38	250,000	340,310
University of Southern California 3.028% due 10/01/39	50,000	44,426

	Principal Amount	Value
Verisk Analytics Inc 4.125% due 09/12/22	$100,000	$104,208
Whole Foods Market Inc 5.200% due 12/03/25	50,000	52,966
Wyeth LLC
5.950% due 04/01/37	50,000	62,943
6.500% due 02/01/34	100,000	129,262
Yale University 2.086% due 04/15/19	100,000	100,877
Zimmer Biomet Holdings Inc
3.375% due 11/30/21	100,000	100,981
3.550% due 04/01/25	370,000	360,546
4.250% due 08/15/35	5,000	4,670
Zoetis Inc 3.250% due 02/01/23	300,000	299,439

		39,341,386

Diversified - 0.0%

Leucadia National Corp 6.625% due 10/23/43	100,000	97,751

Energy - 2.8%

Anadarko Petroleum Corp
3.450% due 07/15/24	100,000	98,208
6.200% due 03/15/40	100,000	114,716
6.450% due 09/15/36	150,000	178,791
6.600% due 03/15/46	200,000	247,116
Apache Corp
3.250% due 04/15/22	200,000	203,176
4.750% due 04/15/43	50,000	51,598
5.100% due 09/01/40	100,000	104,801
5.250% due 02/01/42	25,000	26,706
6.000% due 01/15/37	25,000	28,798
Baker Hughes Inc
5.125% due 09/15/40	50,000	55,065
7.500% due 11/15/18	165,000	181,830
Boardwalk Pipelines LP 4.950% due 12/15/24	100,000	102,721
BP Capital Markets PLC (United Kingdom)
1.674% due 02/13/18	50,000	50,053
1.676% due 05/03/19	20,000	19,860
2.112% due 09/16/21	200,000	196,174
2.237% due 05/10/19	200,000	201,199
2.315% due 02/13/20	100,000	99,995
2.750% due 05/10/23	250,000	245,391
3.119% due 05/04/26	25,000	24,410
3.561% due 11/01/21	100,000	104,357
Buckeye Partners LP
2.650% due 11/15/18	100,000	100,682
3.950% due 12/01/26	20,000	19,522
Burlington Resources Finance Co 7.400% due 12/01/31	100,000	130,508
Canadian Natural Resources Ltd (Canada)
3.800% due 04/15/24	43,000	42,871
6.750% due 02/01/39	90,000	105,180
Chevron Corp
1.561% due 05/16/19	100,000	99,643
1.790% due 11/16/18	50,000	50,194
2.100% due 05/16/21	100,000	99,116
2.355% due 12/05/22	250,000	245,254
2.419% due 11/17/20	50,000	50,344
2.566% due 05/16/23	100,000	98,565
2.954% due 05/16/26	100,000	98,341
3.191% due 06/24/23	200,000	204,817
3.326% due 11/17/25	50,000	50,946
4.950% due 03/03/19	50,000	53,425
CNOOC Finance Ltd (China) 3.000% due 05/09/23	200,000	193,316
Columbia Pipeline Group Inc 2.450% due 06/01/18	200,000	201,016

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-15

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
ConocoPhillips
5.750% due 02/01/19	$150,000	$161,178
6.500% due 02/01/39	250,000	316,991
ConocoPhillips Co
3.350% due 11/15/24	350,000	348,145
4.200% due 03/15/21	50,000	53,118
4.950% due 03/15/26	50,000	55,227
ConocoPhillips Holding Co 6.950% due 04/15/29	100,000	125,830
Devon Energy Corp
5.000% due 06/15/45	105,000	103,340
5.850% due 12/15/25	50,000	56,833
Devon Financing Co LLC 7.875% due 09/30/31	150,000	190,447
Ecopetrol SA (Colombia)
5.375% due 06/26/26	85,000	84,788
5.875% due 09/18/23	50,000	53,050
5.875% due 05/28/45	200,000	173,800
7.625% due 07/23/19	100,000	112,370
Enable Midstream Partners LP 2.400% due 05/15/19	100,000	98,211
Enbridge Energy Partners LP
5.200% due 03/15/20	15,000	15,976
7.500% due 04/15/38	50,000	59,881
Enbridge Inc (Canada) 4.500% due 06/10/44	150,000	139,717
Encana Corp (Canada) 3.900% due 11/15/21	200,000	201,936
Energy Transfer Partners LP
3.600% due 02/01/23	400,000	393,546
4.050% due 03/15/25	100,000	99,037
4.900% due 02/01/24	100,000	103,475
5.950% due 10/01/43	100,000	103,237
6.125% due 12/15/45	200,000	213,159
6.500% due 02/01/42	100,000	108,209
9.000% due 04/15/19	50,000	56,901
EnLink Midstream Partners LP 4.850% due 07/15/26	30,000	30,277
Enterprise Products Operating LLC
4.450% due 02/15/43	300,000	284,884
4.850% due 03/15/44	300,000	303,451
6.125% due 10/15/39	115,000	130,935
6.500% due 01/31/19	100,000	109,024
6.875% due 03/01/33	150,000	183,553
EOG Resources Inc
3.150% due 04/01/25	350,000	343,588
5.625% due 06/01/19	100,000	108,079
EQT Corp 8.125% due 06/01/19	25,000	28,133
EQT Midstream Partners LP 4.125% due 12/01/26	35,000	34,135
Exxon Mobil Corp
1.708% due 03/01/19	100,000	100,225
2.222% due 03/01/21	40,000	40,014
2.709% due 03/06/25	300,000	291,971
3.043% due 03/01/26	100,000	99,839
3.176% due 03/15/24	200,000	202,409
4.114% due 03/01/46	65,000	66,607
Halliburton Co
3.250% due 11/15/21	100,000	102,090
3.800% due 11/15/25	45,000	45,738
4.850% due 11/15/35	50,000	52,813
5.000% due 11/15/45	42,000	45,639
6.150% due 09/15/19	100,000	110,239
7.450% due 09/15/39	25,000	33,634
Hess Corp
4.300% due 04/01/27	50,000	49,799
5.600% due 02/15/41	50,000	50,967
5.800% due 04/01/47	50,000	51,985
7.125% due 03/15/33	50,000	57,121

	Principal Amount	Value
Husky Energy Inc (Canada) 3.950% due 04/15/22	$100,000	$103,899
Kinder Morgan Energy Partners LP
3.950% due 09/01/22	100,000	102,688
4.150% due 02/01/24	100,000	101,801
5.300% due 09/15/20	50,000	53,713
5.400% due 09/01/44	250,000	249,633
6.950% due 01/15/38	200,000	232,336
Kinder Morgan Inc
3.050% due 12/01/19	100,000	101,455
5.300% due 12/01/34	70,000	71,141
6.500% due 09/15/20	300,000	336,374
Magellan Midstream Partners LP
4.250% due 09/15/46	70,000	65,905
5.000% due 03/01/26	50,000	54,855
6.400% due 07/15/18	100,000	106,734
Marathon Oil Corp
2.800% due 11/01/22	100,000	95,644
3.850% due 06/01/25	50,000	48,510
5.200% due 06/01/45	50,000	47,213
Marathon Petroleum Corp
2.700% due 12/14/18	50,000	50,679
3.400% due 12/15/20	50,000	51,143
5.850% due 12/15/45	50,000	49,786
6.500% due 03/01/41	100,000	107,128
MPLX LP 4.875% due 12/01/24	250,000	257,534
Nabors Industries Inc 4.625% due 09/15/21	150,000	153,228
National Oilwell Varco Inc
2.600% due 12/01/22	100,000	92,692
3.950% due 12/01/42	100,000	77,193
Nexen Energy ULC (China)
6.200% due 07/30/19	50,000	54,450
7.500% due 07/30/39	300,000	408,792
Noble Energy Inc
4.150% due 12/15/21	100,000	104,262
5.050% due 11/15/44	150,000	150,722
Northwest Pipeline LLC 6.050% due 06/15/18	100,000	104,943
Occidental Petroleum Corp
1.500% due 02/15/18	150,000	150,142
2.700% due 02/15/23	200,000	198,025
4.100% due 02/01/21	100,000	106,202
4.100% due 02/15/47	50,000	48,724
ONEOK Partners LP
3.375% due 10/01/22	100,000	100,435
8.625% due 03/01/19	150,000	169,227
Petro-Canada (Canada)
6.050% due 05/15/18	100,000	105,700
6.800% due 05/15/38	200,000	259,762
Petroleos Mexicanos (Mexico)
3.500% due 07/18/18	100,000	101,150
4.250% due 01/15/25	200,000	184,380
4.500% due 01/23/26	250,000	228,375
4.875% due 01/24/22	100,000	100,550
5.500% due 02/04/19 ~	60,000	62,303
5.500% due 01/21/21	100,000	103,000
5.625% due 01/23/46	150,000	125,062
6.375% due 02/04/21 ~	100,000	106,750
6.500% due 03/13/27 ~	400,000	413,100
6.500% due 06/02/41	400,000	376,620
6.625% due 06/15/35	200,000	198,000
6.875% due 08/04/26 ~	100,000	105,750
8.000% due 05/03/19	200,000	220,000
Phillips 66
4.300% due 04/01/22	100,000	107,390
4.650% due 11/15/34	200,000	208,498

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-16

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Phillips 66 Partners LP
3.550% due 10/01/26	$50,000	$48,415
4.900% due 10/01/46	25,000	24,053
Pioneer Natural Resources Co
3.950% due 07/15/22	100,000	103,771
4.450% due 01/15/26	50,000	53,101
Plains All American Pipeline LP
4.500% due 12/15/26	150,000	152,247
4.650% due 10/15/25	100,000	103,362
4.700% due 06/15/44	50,000	44,633
5.000% due 02/01/21	50,000	53,780
6.700% due 05/15/36	100,000	109,643
Schlumberger Investment SA 3.650% due 12/01/23	42,000	43,986
Shell International Finance BV (Netherlands)
1.375% due 05/10/19	100,000	99,003
1.375% due 09/12/19	50,000	49,295
1.750% due 09/12/21	50,000	48,575
1.875% due 05/10/21	100,000	97,746
1.900% due 08/10/18	150,000	150,926
2.125% due 05/11/20	100,000	99,929
2.375% due 08/21/22	100,000	98,178
2.500% due 09/12/26	50,000	46,900
2.875% due 05/10/26	100,000	96,654
3.250% due 05/11/25	100,000	99,894
3.625% due 08/21/42	100,000	90,444
3.750% due 09/12/46	50,000	46,028
4.000% due 05/10/46	100,000	95,668
4.125% due 05/11/35	263,000	268,628
4.300% due 09/22/19	100,000	106,076
4.550% due 08/12/43	250,000	260,813
Southern Natural Gas Co LLC 4.400% due 06/15/21	100,000	106,063
Spectra Energy Capital LLC 3.300% due 03/15/23	100,000	96,708
Spectra Energy Partners LP
2.950% due 09/25/18	189,000	192,026
3.375% due 10/15/26	20,000	19,140
Statoil ASA (Norway)
2.450% due 01/17/23	100,000	97,595
2.900% due 11/08/20	90,000	91,914
3.150% due 01/23/22	100,000	102,010
3.700% due 03/01/24	200,000	209,295
3.950% due 05/15/43	300,000	286,269
5.250% due 04/15/19	100,000	107,364
Sunoco Logistics Partners Operations LP
3.450% due 01/15/23	100,000	97,723
3.900% due 07/15/26	100,000	96,845
Total Capital Canada Ltd (France) 1.450% due 01/15/18	150,000	149,991
Total Capital International SA (France) 3.700% due 01/15/24	200,000	208,785
Total Capital SA (France)
2.125% due 08/10/18	100,000	100,772
4.125% due 01/28/21	100,000	106,637
4.450% due 06/24/20	200,000	215,155
TransCanada PipeLines Ltd (Canada)
2.500% due 08/01/22	100,000	97,620
3.750% due 10/16/23	100,000	103,593
7.125% due 01/15/19	100,000	109,751
7.250% due 08/15/38	300,000	405,123
7.625% due 01/15/39	50,000	71,606
Transcontinental Gas Pipe Line Co LLC 4.450% due 08/01/42	150,000	137,239
Valero Energy Corp
6.125% due 02/01/20	50,000	55,192
6.625% due 06/15/37	150,000	175,817
Valero Energy Partners LP 4.375% due 12/15/26	65,000	65,895

	Principal Amount	Value
Western Gas Partners LP 5.375% due 06/01/21	$200,000	$215,140
Williams Partners LP
3.600% due 03/15/22	100,000	100,546
4.000% due 11/15/21	100,000	102,649
4.000% due 09/15/25	100,000	98,926
5.100% due 09/15/45	100,000	95,220
6.300% due 04/15/40	20,000	21,381
XTO Energy Inc 6.500% due 12/15/18	100,000	109,149

		24,518,741

Financial - 8.7%

AerCap Ireland Capital Ltd (Netherlands)
3.750% due 05/15/19	150,000	153,188
3.950% due 02/01/22	175,000	176,969
4.500% due 05/15/21	150,000	155,828
4.625% due 10/30/20	150,000	156,375
Affiliated Managers Group Inc 3.500% due 08/01/25	50,000	47,201
Aflac Inc
3.625% due 06/15/23	200,000	206,986
4.000% due 02/15/22	100,000	105,725
Air Lease Corp
2.625% due 09/04/18	150,000	151,080
3.375% due 01/15/19	100,000	101,722
Alexandria Real Estate Equities Inc REIT
3.950% due 01/15/27	25,000	24,903
4.500% due 07/30/29	20,000	20,024
Alleghany Corp 4.950% due 06/27/22	100,000	108,424
American Campus Communities Operating Partnership LP 4.125% due 07/01/24	100,000	102,572
American Express Co
2.650% due 12/02/22	150,000	147,721
4.050% due 12/03/42	125,000	120,867
7.000% due 03/19/18	100,000	106,287
American Express Credit Corp
1.800% due 07/31/18	100,000	100,135
1.875% due 11/05/18	80,000	80,122
2.125% due 07/27/18	250,000	251,626
2.125% due 03/18/19	100,000	100,392
2.375% due 05/26/20	100,000	99,923
American International Group Inc
3.750% due 07/10/25	35,000	35,243
3.875% due 01/15/35	100,000	94,084
3.900% due 04/01/26	300,000	305,430
4.375% due 01/15/55	100,000	91,821
4.700% due 07/10/35	50,000	51,901
4.800% due 07/10/45	50,000	51,998
5.850% due 01/16/18	200,000	208,583
American Tower Corp REIT
3.375% due 10/15/26	100,000	94,721
3.450% due 09/15/21	200,000	202,619
4.700% due 03/15/22	200,000	213,609
Ameriprise Financial Inc
4.000% due 10/15/23	100,000	104,855
7.300% due 06/28/19	20,000	22,447
Aon Corp 5.000% due 09/30/20	50,000	53,869
Aon PLC 4.250% due 12/12/42	200,000	187,733
Arch Capital Group US Inc 5.144% due 11/01/43	200,000	211,247
Ares Capital Corp
3.625% due 01/19/22	50,000	48,480
3.875% due 01/15/20	30,000	30,422

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-17

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Australia & New Zealand Banking Group Ltd (Australia) 1.450% due 05/15/18	$250,000	$248,880
AvalonBay Communities Inc REIT
2.950% due 09/15/22	35,000	34,879
3.625% due 10/01/20	100,000	103,817
AXA SA (France) 8.600% due 12/15/30	75,000	103,313
AXIS Specialty Finance LLC 5.875% due 06/01/20	50,000	54,855
Bank of America Corp
2.250% due 04/21/20	150,000	149,142
2.503% due 10/21/22	150,000	145,097
2.600% due 01/15/19	200,000	201,738
2.625% due 04/19/21	150,000	148,992
2.650% due 04/01/19	67,000	67,718
3.248% due 10/21/27	150,000	143,292
3.300% due 01/11/23	350,000	351,297
3.500% due 04/19/26	150,000	148,079
3.875% due 08/01/25	100,000	101,733
3.950% due 04/21/25	200,000	199,192
4.100% due 07/24/23	300,000	313,501
4.183% due 11/25/27	100,000	100,128
4.200% due 08/26/24	285,000	290,458
4.450% due 03/03/26	85,000	87,640
4.750% due 04/21/45	85,000	86,360
4.875% due 04/01/44	200,000	217,438
5.000% due 01/21/44	200,000	219,441
5.625% due 07/01/20	200,000	219,936
5.650% due 05/01/18	150,000	157,193
5.700% due 01/24/22	150,000	168,513
6.110% due 01/29/37	250,000	293,524
6.875% due 04/25/18	200,000	212,620
7.625% due 06/01/19	150,000	168,584
7.750% due 05/14/38	200,000	275,777
Bank of Montreal (Canada)
1.350% due 08/28/18	50,000	49,766
1.450% due 04/09/18	200,000	199,538
1.500% due 07/18/19	75,000	74,012
1.900% due 08/27/21	100,000	96,996
Barclays Bank PLC (United Kingdom) 5.140% due 10/14/20	250,000	264,059
Barclays PLC (United Kingdom)
2.750% due 11/08/19	200,000	199,901
2.875% due 06/08/20	250,000	248,263
4.375% due 01/12/26	200,000	202,954
BB&T Corp
2.050% due 06/19/18	100,000	100,522
2.450% due 01/15/20	100,000	100,765
2.625% due 06/29/20	50,000	50,387
3.950% due 03/22/22	200,000	209,554
Berkshire Hathaway Finance Corp
1.700% due 03/15/19	60,000	59,952
4.300% due 05/15/43	200,000	206,711
5.400% due 05/15/18	400,000	420,998
5.750% due 01/15/40	25,000	30,769
Berkshire Hathaway Inc
2.200% due 03/15/21	35,000	34,918
3.000% due 02/11/23	50,000	50,580
3.125% due 03/15/26	35,000	34,764
3.400% due 01/31/22	100,000	104,340
BlackRock Inc 5.000% due 12/10/19	100,000	108,596
BNP Paribas SA (France)
2.400% due 12/12/18	150,000	151,189
2.450% due 03/17/19	100,000	100,787
5.000% due 01/15/21	200,000	218,143
Boston Properties LP REIT
3.700% due 11/15/18	200,000	206,053
4.125% due 05/15/21	100,000	105,670

	Principal Amount	Value
BPCE SA (France) 2.500% due 07/15/19	$250,000	$251,616
Branch Banking & Trust Co 1.450% due 05/10/19	300,000	296,641
Brixmor Operating Partnership LP REIT
3.250% due 09/15/23	100,000	96,982
4.125% due 06/15/26	50,000	49,875
Camden Property Trust REIT 3.500% due 09/15/24	100,000	98,621
Canadian Imperial Bank of Commerce (Canada) 1.600% due 09/06/19	100,000	98,996
Capital One Bank USA NA 8.800% due 07/15/19	50,000	57,271
Capital One Financial Corp
3.200% due 02/05/25	200,000	193,939
3.750% due 07/28/26	250,000	242,478
Capital One NA
1.850% due 09/13/19	250,000	247,205
2.350% due 08/17/18	250,000	251,489
CBRE Services Inc REIT 4.875% due 03/01/26	100,000	99,687
CC Holdings GS V LLC REIT 3.849% due 04/15/23	100,000	101,656
Chubb INA Holdings Inc
2.300% due 11/03/20	400,000	399,815
2.700% due 03/13/23	25,000	24,733
3.150% due 03/15/25	100,000	99,618
4.150% due 03/13/43	25,000	25,249
5.900% due 06/15/19	15,000	16,415
Citigroup Inc
1.700% due 04/27/18	300,000	299,393
2.350% due 08/02/21	150,000	146,753
2.500% due 07/29/19	100,000	100,703
2.650% due 10/26/20	250,000	250,208
2.700% due 03/30/21	50,000	49,893
3.400% due 05/01/26	100,000	97,218
3.750% due 06/16/24	100,000	101,890
3.875% due 03/26/25	100,000	99,387
4.000% due 08/05/24	50,000	50,409
4.050% due 07/30/22	500,000	517,584
4.300% due 11/20/26	100,000	100,990
4.400% due 06/10/25	400,000	409,413
4.500% due 01/14/22	60,000	63,981
4.750% due 05/18/46	50,000	50,157
5.300% due 05/06/44	400,000	431,676
6.125% due 08/25/36	100,000	116,210
8.125% due 07/15/39	200,000	297,652
Citizens Financial Group Inc
2.375% due 07/28/21	300,000	294,238
4.350% due 08/01/25	100,000	100,514
CME Group Inc ‘A’
3.000% due 09/15/22	50,000	51,126
3.000% due 03/15/25	50,000	49,963
CNA Financial Corp
4.500% due 03/01/26	50,000	52,313
7.350% due 11/15/19	15,000	17,026
Comerica Bank 4.000% due 07/27/25	250,000	250,407
Commonwealth Bank of Australia (Australia)
2.250% due 03/13/19	250,000	250,947
2.300% due 03/12/20	250,000	248,686
Cooperatieve Rabobank UA (Netherlands)
1.375% due 08/09/19	250,000	246,034
3.375% due 05/21/25	250,000	253,598
3.875% due 02/08/22	200,000	211,100
3.950% due 11/09/22	250,000	257,228
5.250% due 05/24/41	200,000	232,864

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-18

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Corporate Office Properties LP REIT 3.700% due 06/15/21	$50,000	$51,040
Credit Suisse AG NY (Switzerland)
2.300% due 05/28/19	300,000	300,762
4.375% due 08/05/20	350,000	369,124
Credit Suisse Group Funding Guernsey Ltd (Switzerland)
3.750% due 03/26/25	250,000	246,317
3.800% due 09/15/22	250,000	252,263
3.800% due 06/09/23	250,000	249,806
Crown Castle International Corp REIT
2.250% due 09/01/21	55,000	53,218
3.400% due 02/15/21	30,000	30,447
3.700% due 06/15/26	35,000	34,372
4.450% due 02/15/26	35,000	36,229
CubeSmart LP REIT 3.125% due 09/01/26	50,000	47,148
DDR Corp REIT 3.375% due 05/15/23	100,000	97,245
Deutsche Bank AG (Germany) 3.700% due 05/30/24	285,000	277,262
Digital Realty Trust LP REIT 3.950% due 07/01/22	100,000	102,776
Discover Bank
2.000% due 02/21/18	250,000	249,993
3.450% due 07/27/26	250,000	241,534
Duke Realty LP REIT 3.875% due 10/15/22	200,000	208,062
EPR Properties REIT 4.750% due 12/15/26	100,000	99,075
ERP Operating LP REIT
2.850% due 11/01/26	70,000	66,035
4.500% due 06/01/45	75,000	75,476
4.625% due 12/15/21	60,000	65,182
Essex Portfolio LP REIT
3.375% due 04/15/26	50,000	48,377
3.875% due 05/01/24	50,000	50,923
Federal Realty Investment Trust REIT 4.500% due 12/01/44	50,000	50,632
Fifth Third Bancorp 8.250% due 03/01/38	25,000	34,954
Fifth Third Bank
1.450% due 02/28/18	200,000	199,553
2.875% due 10/01/21	300,000	303,485
Franklin Resources Inc 2.800% due 09/15/22	25,000	25,040
GE Capital International Funding Co Unlimited Co
2.342% due 11/15/20	1,000,000	998,255
4.418% due 11/15/35	413,000	432,930
HCP Inc REIT
3.400% due 02/01/25	100,000	95,727
4.250% due 11/15/23	93,000	95,538
5.375% due 02/01/21	150,000	163,881
Host Hotels & Resorts LP REIT 3.750% due 10/15/23	100,000	98,211
HSBC Bank USA NA 4.875% due 08/24/20	100,000	105,990
HSBC Finance Corp 6.676% due 01/15/21	211,000	237,203
HSBC Holdings PLC (United Kingdom)
2.950% due 05/25/21	250,000	249,840
3.900% due 05/25/26	200,000	201,314
4.000% due 03/30/22	100,000	103,404
4.250% due 08/18/25	200,000	201,927
4.375% due 11/23/26	200,000	201,593
4.875% due 01/14/22	100,000	107,923
6.500% due 09/15/37	300,000	372,485
6.800% due 06/01/38	150,000	190,252

	Principal Amount	Value
HSBC USA Inc
2.000% due 08/07/18	$100,000	$99,981
3.500% due 06/23/24	500,000	502,008
Industrial & Commercial Bank of China Ltd (China) 2.452% due 10/20/21	250,000	243,940
Intercontinental Exchange Inc 4.000% due 10/15/23	100,000	104,776
Intesa Sanpaolo SPA (Italy) 3.875% due 01/16/18	200,000	202,687
Invesco Finance PLC 5.375% due 11/30/43	200,000	219,032
Jefferies Group LLC
5.125% due 01/20/23	150,000	157,036
8.500% due 07/15/19	125,000	141,793
JPMorgan Chase & Co
1.625% due 05/15/18	350,000	349,570
1.800% due 01/25/18	200,000	200,230
1.850% due 03/22/19	300,000	299,035
2.200% due 10/22/19	400,000	401,576
2.350% due 01/28/19	200,000	201,644
2.400% due 06/07/21	50,000	49,528
2.950% due 10/01/26	200,000	190,845
3.200% due 06/15/26	100,000	97,850
3.250% due 09/23/22	400,000	404,382
3.625% due 05/13/24	200,000	203,395
4.250% due 10/15/20	250,000	264,500
4.350% due 08/15/21	200,000	213,902
4.400% due 07/22/20	200,000	212,398
4.950% due 06/01/45	200,000	213,348
5.500% due 10/15/40	100,000	118,165
5.600% due 07/15/41	100,000	119,624
6.300% due 04/23/19	250,000	273,167
6.400% due 05/15/38	300,000	388,864
JPMorgan Chase Bank NA 1.650% due 09/23/19	250,000	247,495
KeyBank NA 1.600% due 08/22/19	250,000	246,559
KeyCorp
2.300% due 12/13/18	100,000	100,621
2.900% due 09/15/20	120,000	121,438
5.100% due 03/24/21	100,000	109,369
Kilroy Realty LP REIT 3.800% due 01/15/23	100,000	100,741
Kimco Realty Corp REIT
3.125% due 06/01/23	100,000	99,043
4.125% due 12/01/46	50,000	46,776
6.875% due 10/01/19	25,000	28,010
Kreditanstalt fuer Wiederaufbau (Germany)
1.000% due 01/26/18	1,000,000	997,580
1.000% due 06/11/18	700,000	696,856
1.000% due 07/15/19	250,000	246,204
1.875% due 04/01/19	200,000	201,383
1.875% due 06/30/20	500,000	498,839
2.000% due 11/30/21	450,000	446,053
2.000% due 10/04/22	250,000	245,235
2.000% due 05/02/25	400,000	382,557
2.125% due 01/17/23	650,000	640,329
2.375% due 08/25/21	250,000	252,132
4.000% due 01/27/20	100,000	106,580
4.375% due 03/15/18	200,000	207,362
4.500% due 07/16/18	100,000	104,776
Landwirtschaftliche Rentenbank (Germany)
1.375% due 10/23/19	100,000	99,087
1.750% due 04/15/19	225,000	225,789
1.750% due 07/27/26	100,000	92,349
2.000% due 01/13/25	200,000	191,213
Lazard Group LLC 3.625% due 03/01/27	50,000	47,535

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-19

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Legg Mason Inc 4.750% due 03/15/26	$50,000	$51,779
Liberty Property LP REIT 4.400% due 02/15/24	94,000	99,021
Lincoln National Corp
3.625% due 12/12/26	150,000	149,734
8.750% due 07/01/19	115,000	132,339
Lloyds Bank PLC (United Kingdom) 2.700% due 08/17/20	200,000	201,420
Lloyds Banking Group PLC (United Kingdom)
4.500% due 11/04/24	300,000	304,671
4.582% due 12/10/25	200,000	201,065
Loews Corp 2.625% due 05/15/23	150,000	145,739
Manulife Financial Corp (Canada)
4.150% due 03/04/26	50,000	52,188
5.375% due 03/04/46	50,000	57,065
Markel Corp 5.350% due 06/01/21	150,000	163,753
Marsh & McLennan Cos Inc
2.550% due 10/15/18	50,000	50,482
3.500% due 03/10/25	75,000	75,546
3.750% due 03/14/26	100,000	101,927
Mastercard Inc
2.000% due 11/21/21	50,000	49,561
2.950% due 11/21/26	50,000	49,427
3.800% due 11/21/46	50,000	49,032
MetLife Inc
3.600% due 04/10/24	300,000	307,893
5.700% due 06/15/35	100,000	117,700
5.875% due 02/06/41	200,000	243,037
6.375% due 06/15/34	100,000	125,878
Mitsubishi UFJ Financial Group Inc (Japan)
2.190% due 09/13/21	200,000	194,437
3.850% due 03/01/26	200,000	205,397
Morgan Stanley
2.125% due 04/25/18	600,000	602,499
2.500% due 01/24/19	300,000	303,197
2.625% due 11/17/21	120,000	118,575
3.125% due 07/27/26	70,000	66,913
4.100% due 05/22/23	600,000	616,145
4.300% due 01/27/45	400,000	399,441
4.350% due 09/08/26	90,000	91,884
4.875% due 11/01/22	100,000	107,194
5.500% due 07/28/21	250,000	277,075
5.625% due 09/23/19	200,000	216,831
5.750% due 01/25/21	200,000	221,944
6.625% due 04/01/18	250,000	264,426
7.250% due 04/01/32	100,000	135,664
MUFG Union Bank NA 2.625% due 09/26/18	250,000	252,749
Nasdaq Inc 5.550% due 01/15/20	100,000	108,079
National Australia Bank Ltd (Australia)
1.375% due 07/12/19	250,000	245,778
3.000% due 01/20/23	200,000	199,633
National City Corp 6.875% due 05/15/19	200,000	220,172
National Retail Properties Inc REIT 3.300% due 04/15/23	100,000	99,452
National Rural Utilities Cooperative Finance Corp
4.023% due 11/01/32	100,000	101,822
4.750% due 04/30/43 §	200,000	201,595
8.000% due 03/01/32	50,000	70,914
Nomura Holdings Inc (Japan) 6.700% due 03/04/20	5,000	5,589
Northern Trust Corp 3.375% due 08/23/21	50,000	51,977

	Principal Amount	Value
Oesterreichische Kontrollbank AG (Austria)
1.125% due 05/29/18	$150,000	$149,444
1.375% due 02/10/20	200,000	197,017
Omega Healthcare Investors Inc REIT 4.950% due 04/01/24	100,000	101,368
PNC Bank NA
1.850% due 07/20/18	250,000	250,448
2.250% due 07/02/19	250,000	251,508
2.950% due 02/23/25	300,000	294,511
Principal Financial Group Inc 4.625% due 09/15/42	100,000	103,768
Private Export Funding Corp
2.300% due 09/15/20	150,000	152,932
2.450% due 07/15/24	100,000	97,391
4.300% due 12/15/21	25,000	27,506
Prologis LP REIT
2.750% due 02/15/19	43,000	43,629
3.350% due 02/01/21	100,000	102,918
Prospect Capital Corp 5.000% due 07/15/19	100,000	101,270
Protective Life Corp 8.450% due 10/15/39	25,000	33,167
Prudential Financial Inc
5.200% due 03/15/44 §	100,000	98,942
5.625% due 05/12/41	50,000	57,757
5.875% due 09/15/42 §	100,000	105,000
6.200% due 11/15/40	50,000	61,205
6.625% due 06/21/40	50,000	63,827
7.375% due 06/15/19	320,000	360,285
Realty Income Corp REIT
3.000% due 01/15/27	50,000	47,102
4.650% due 08/01/23	50,000	53,626
5.875% due 03/15/35	50,000	57,063
Regency Centers LP REIT 4.800% due 04/15/21	100,000	107,604
Regions Financial Corp 3.200% due 02/08/21	50,000	50,714
Reinsurance Group of America Inc 3.950% due 09/15/26	60,000	59,392
Royal Bank of Canada (Canada)
1.500% due 01/16/18	200,000	199,727
1.625% due 04/15/19	100,000	99,365
2.000% due 12/10/18	100,000	100,282
2.150% due 03/06/20	100,000	99,446
2.200% due 09/23/19	200,000	201,087
2.300% due 03/22/21	500,000	496,868
4.650% due 01/27/26	400,000	426,343
Royal Bank of Scotland Group PLC (United Kingdom) 3.875% due 09/12/23	500,000	480,289
Santander Bank NA 2.000% due 01/12/18	150,000	149,958
Santander Holdings USA Inc 2.700% due 05/24/19	50,000	49,970
Santander UK Group Holdings PLC (United Kingdom)
2.875% due 08/05/21	200,000	195,751
3.125% due 01/08/21	150,000	150,075
Santander UK PLC (United Kingdom)
2.000% due 08/24/18	67,000	66,970
4.000% due 03/13/24	100,000	103,967
Senior Housing Properties Trust REIT 3.250% due 05/01/19	50,000	50,159
Simon Property Group LP REIT
2.200% due 02/01/19	150,000	151,212
2.350% due 01/30/22	50,000	49,313
3.250% due 11/30/26	50,000	49,054
4.250% due 10/01/44	200,000	197,427
4.250% due 11/30/46	50,000	49,168

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-20

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Skandinaviska Enskilda Banken AB (Sweden) 2.625% due 03/15/21	$250,000	$250,188
Stifel Financial Corp 4.250% due 07/18/24	50,000	49,678
Sumitomo Mitsui Banking Corp (Japan)
2.500% due 07/19/18	300,000	302,435
3.400% due 07/11/24	300,000	302,022
Sumitomo Mitsui Financial Group Inc (Japan)
2.934% due 03/09/21	100,000	100,498
3.010% due 10/19/26	200,000	191,339
3.784% due 03/09/26	100,000	102,206
SunTrust Banks Inc
2.500% due 05/01/19	50,000	50,434
2.700% due 01/27/22	100,000	100,059
2.900% due 03/03/21	100,000	101,426
Svenska Handelsbanken AB (Sweden) 1.625% due 03/21/18	250,000	249,714
Synchrony Financial
2.600% due 01/15/19	50,000	50,260
3.700% due 08/04/26	50,000	48,089
3.750% due 08/15/21	200,000	205,594
Tanger Properties LP REIT 3.750% due 12/01/24	50,000	49,923
TD Ameritrade Holding Corp 2.950% due 04/01/22	100,000	101,215
The Allstate Corp 5.750% due 08/15/53 §	200,000	207,155
The Bank of New York Mellon Corp
1.350% due 03/06/18	25,000	24,941
2.050% due 05/03/21	50,000	49,062
2.100% due 01/15/19	100,000	100,417
2.600% due 08/17/20	500,000	504,057
2.800% due 05/04/26	50,000	48,138
3.000% due 10/30/28	55,000	52,279
3.400% due 05/15/24	100,000	101,372
The Bank of Nova Scotia (Canada)
1.450% due 04/25/18	100,000	99,721
1.650% due 06/14/19	400,000	396,308
1.700% due 06/11/18	150,000	150,060
2.050% due 06/05/19	100,000	100,075
2.450% due 03/22/21	250,000	248,911
The Bear Stearns Cos LLC 7.250% due 02/01/18	250,000	264,570
The Charles Schwab Corp
2.200% due 07/25/18	50,000	50,379
3.225% due 09/01/22	25,000	25,570
The Chubb Corp 5.750% due 05/15/18	50,000	52,766
The Goldman Sachs Group Inc
2.300% due 12/13/19	270,000	269,939
2.375% due 01/22/18	300,000	301,827
2.600% due 04/23/20	150,000	150,177
2.625% due 01/31/19	400,000	404,359
2.875% due 02/25/21	100,000	100,476
2.900% due 07/19/18	300,000	304,207
3.500% due 01/23/25	150,000	148,074
3.500% due 11/16/26	100,000	98,152
3.625% due 01/22/23	400,000	408,714
3.750% due 05/22/25	150,000	150,461
3.750% due 02/25/26	60,000	60,207
4.750% due 10/21/45	100,000	105,646
5.150% due 05/22/45	280,000	295,028
5.250% due 07/27/21	150,000	164,423
5.375% due 03/15/20	300,000	325,530
6.125% due 02/15/33	150,000	181,540
6.150% due 04/01/18	100,000	105,209
6.750% due 10/01/37	200,000	247,346
7.500% due 02/15/19	250,000	277,184

	Principal Amount	Value
The Hartford Financial Services Group Inc 5.125% due 04/15/22	$150,000	$166,406
The Huntington National Bank 2.400% due 04/01/20	300,000	298,546
The PNC Financial Services Group Inc 5.125% due 02/08/20	100,000	108,176
The Progressive Corp 3.750% due 08/23/21	100,000	105,828
The Toronto-Dominion Bank (Canada)
1.400% due 04/30/18	100,000	99,764
1.450% due 09/06/18	50,000	49,771
1.450% due 08/13/19	100,000	98,556
1.750% due 07/23/18	75,000	75,122
1.800% due 07/13/21	100,000	96,810
1.950% due 01/22/19	100,000	100,148
2.250% due 11/05/19	100,000	100,587
2.500% due 12/14/20	50,000	50,295
The Travelers Cos Inc 6.250% due 06/15/37	125,000	160,680
Torchmark Corp 9.250% due 06/15/19	50,000	57,792
Travelers Property Casualty Corp 6.375% due 03/15/33	100,000	126,449
UBS AG (Switzerland) 2.375% due 08/14/19	400,000	401,910
UDR Inc REIT 3.700% due 10/01/20	100,000	103,152
Unum Group 3.875% due 11/05/25	50,000	48,892
US Bancorp
2.950% due 07/15/22	250,000	251,401
3.600% due 09/11/24	400,000	407,540
US Bank NA 1.400% due 04/26/19	250,000	247,266
Ventas Realty LP REIT
3.125% due 06/15/23	90,000	88,379
3.250% due 10/15/26	100,000	94,931
4.000% due 04/30/19	100,000	103,683
4.125% due 01/15/26	31,000	31,707
VEREIT Operating Partnership LP REIT
3.000% due 02/06/19	35,000	35,000
4.125% due 06/01/21	20,000	20,400
4.600% due 02/06/24	25,000	25,250
4.875% due 06/01/26	25,000	25,415
Visa Inc
2.200% due 12/14/20	350,000	350,386
2.800% due 12/14/22	50,000	50,212
3.150% due 12/14/25	200,000	200,828
4.150% due 12/14/35	30,000	31,420
4.300% due 12/14/45	100,000	105,597
Vornado Realty LP REIT 5.000% due 01/15/22	100,000	108,167
Voya Financial Inc
3.650% due 06/15/26	50,000	48,915
4.800% due 06/15/46	30,000	29,218
Wachovia Corp
5.500% due 08/01/35	200,000	221,519
5.750% due 02/01/18	100,000	104,264
Weingarten Realty Investors REIT 3.375% due 10/15/22	200,000	199,463
Wells Fargo & Co
1.500% due 01/16/18	100,000	99,884
2.125% due 04/22/19	100,000	100,320
2.500% due 03/04/21	150,000	148,851
2.550% due 12/07/20	170,000	170,154
3.000% due 04/22/26	150,000	143,105
3.000% due 10/23/26	150,000	142,796
3.450% due 02/13/23	300,000	301,026
3.500% due 03/08/22	550,000	565,697
3.900% due 05/01/45	300,000	284,675

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-21

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
4.100% due 06/03/26	$300,000	$303,880
4.125% due 08/15/23	300,000	310,357
4.600% due 04/01/21	200,000	214,855
4.750% due 12/07/46	100,000	101,177
5.375% due 02/07/35	100,000	113,651
5.606% due 01/15/44	100,000	113,347
Wells Fargo Bank NA
1.800% due 11/28/18	250,000	249,911
6.600% due 01/15/38	100,000	127,246
Welltower Inc REIT
4.250% due 04/01/26	150,000	155,566
4.500% due 01/15/24	150,000	158,549
Westpac Banking Corp (Australia)
1.600% due 08/19/19	150,000	148,203
1.950% due 11/23/18	200,000	200,343
2.000% due 08/19/21	150,000	145,573
2.300% due 05/26/20	100,000	99,520
2.700% due 08/19/26	150,000	142,109
4.875% due 11/19/19	25,000	26,825
Weyerhaeuser Co REIT 7.375% due 03/15/32	100,000	126,794
Willis Towers Watson PLC 5.750% due 03/15/21	100,000	109,288
WP Carey Inc REIT 4.600% due 04/01/24	100,000	101,389
WR Berkley Corp 6.250% due 02/15/37	50,000	58,323
XLIT Ltd (Ireland)
2.300% due 12/15/18	250,000	251,713
5.250% due 12/15/43	50,000	51,953

		75,531,042

Industrial - 1.8%

3M Co 2.000% due 06/26/22	400,000	391,967
ABB Finance USA Inc (Switzerland) 2.875% due 05/08/22	100,000	100,981
Agilent Technologies Inc 3.200% due 10/01/22	100,000	100,216
Amphenol Corp 2.550% due 01/30/19	200,000	202,429
Arrow Electronics Inc 6.000% due 04/01/20	25,000	27,093
Avnet Inc 4.625% due 04/15/26	25,000	24,370
Bemis Co Inc 3.100% due 09/15/26	100,000	96,066
Boeing Capital Corp 4.700% due 10/27/19	200,000	215,747
Burlington Northern Santa Fe LLC
3.000% due 03/15/23	150,000	151,794
3.650% due 09/01/25	50,000	52,328
4.450% due 03/15/43	300,000	314,527
4.700% due 10/01/19	100,000	107,484
4.700% due 09/01/45	50,000	54,749
5.750% due 05/01/40	100,000	122,084
Canadian National Railway Co (Canada)
2.850% due 12/15/21	100,000	101,470
2.950% due 11/21/24	100,000	100,436
6.200% due 06/01/36	50,000	64,721
Canadian Pacific Railway Co (Canada)
2.900% due 02/01/25	150,000	147,090
4.500% due 01/15/22	50,000	53,726
4.800% due 09/15/35	20,000	21,622
6.125% due 09/15/15	30,000	36,006
Caterpillar Financial Services Corp
1.931% due 10/01/21 ~	400,000	386,097
2.750% due 08/20/21	135,000	135,683

	Principal Amount	Value
Caterpillar Inc
3.803% due 08/15/42	$100,000	$96,122
3.900% due 05/27/21	200,000	210,854
6.050% due 08/15/36	125,000	156,461
Corning Inc 1.500% due 05/08/18	100,000	99,724
CSX Corp
3.400% due 08/01/24	200,000	203,813
3.700% due 11/01/23	100,000	103,822
5.500% due 04/15/41	75,000	86,249
Deere & Co
3.900% due 06/09/42	100,000	100,177
4.375% due 10/16/19	50,000	53,292
Dover Corp 5.375% due 03/01/41	50,000	58,602
Eaton Corp
2.750% due 11/02/22	200,000	198,125
4.000% due 11/02/32	100,000	98,728
Emerson Electric Co
2.625% due 12/01/21	100,000	101,018
3.150% due 06/01/25	100,000	101,386
4.250% due 11/15/20	25,000	26,887
FedEx Corp
3.875% due 08/01/42	100,000	91,449
4.000% due 01/15/24	200,000	210,901
4.750% due 11/15/45	50,000	51,886
Flex Ltd 4.750% due 06/15/25	50,000	52,925
FLIR Systems Inc 3.125% due 06/15/21	100,000	100,279
Flowserve Corp 4.000% due 11/15/23	143,000	144,850
Fortive Corp
2.350% due 06/15/21 ~	100,000	98,678
3.150% due 06/15/26 ~	150,000	147,900
4.300% due 06/15/46 ~	125,000	124,026
GATX Corp
2.375% due 07/30/18	46,000	46,214
3.250% due 03/30/25	100,000	96,139
General Dynamics Corp 3.600% due 11/15/42	200,000	189,657
General Electric Co
2.700% due 10/09/22	100,000	99,947
3.375% due 03/11/24	250,000	256,904
4.125% due 10/09/42	100,000	101,428
4.500% due 03/11/44	300,000	322,176
5.875% due 01/14/38	115,000	144,780
6.750% due 03/15/32	101,000	134,480
6.875% due 01/10/39	58,000	81,804
Harris Corp 2.700% due 04/27/20	200,000	199,825
Honeywell International Inc
1.400% due 10/30/19	50,000	49,534
1.850% due 11/01/21	50,000	48,847
2.500% due 11/01/26	550,000	521,547
Hubbell Inc 3.350% due 03/01/26	50,000	49,658
Illinois Tool Works Inc
1.950% due 03/01/19	150,000	150,932
4.875% due 09/15/41	100,000	112,647
Ingersoll-Rand Global Holding Co Ltd 4.250% due 06/15/23	100,000	105,804
JB Hunt Transport Services Inc 3.300% due 08/15/22	50,000	50,208
John Deere Capital Corp
1.350% due 01/16/18	100,000	99,882
1.750% due 08/10/18	50,000	50,097
1.950% due 12/13/18	200,000	201,072
2.450% due 09/11/20	50,000	50,196
2.650% due 06/10/26	100,000	96,103

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-22

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
2.750% due 03/15/22	$100,000	$100,291
2.800% due 03/06/23	50,000	49,989
3.400% due 09/11/25	50,000	51,463
Johnson Controls International PLC
3.625% due 07/02/24 §	43,000	43,626
3.900% due 02/14/26	50,000	51,527
5.000% due 03/30/20	50,000	53,802
Kansas City Southern 4.950% due 08/15/45	100,000	101,664
Keysight Technologies Inc 4.550% due 10/30/24	100,000	99,041
Koninklijke Philips NV (Netherlands) 5.750% due 03/11/18	50,000	52,410
L-3 Communications Corp
3.850% due 12/15/26	25,000	24,864
5.200% due 10/15/19	100,000	107,577
Lockheed Martin Corp
1.850% due 11/23/18	35,000	35,148
2.500% due 11/23/20	200,000	201,716
2.900% due 03/01/25	50,000	48,975
3.550% due 01/15/26	100,000	102,223
3.600% due 03/01/35	25,000	23,789
3.800% due 03/01/45	20,000	18,981
4.250% due 11/15/19	100,000	106,524
4.500% due 05/15/36	20,000	21,298
4.700% due 05/15/46	44,000	47,958
6.150% due 09/01/36	100,000	125,297
Masco Corp 4.375% due 04/01/26	20,000	20,441
Norfolk Southern Corp
2.903% due 02/15/23	100,000	99,421
3.000% due 04/01/22	100,000	101,133
4.650% due 01/15/46	50,000	53,271
4.800% due 08/15/43	100,000	109,061
4.837% due 10/01/41	50,000	54,396
5.900% due 06/15/19	50,000	54,561
Northrop Grumman Corp
3.250% due 08/01/23	100,000	101,986
3.500% due 03/15/21	100,000	103,769
3.850% due 04/15/45	100,000	95,063
Owens Corning 4.200% due 12/15/22	138,000	143,344
Packaging Corp of America 3.650% due 09/15/24	100,000	100,454
Parker-Hannifin Corp 6.250% due 05/15/38	100,000	127,562
Pentair Finance SA (United Kingdom) 2.900% due 09/15/18	250,000	252,948
Precision Castparts Corp
2.500% due 01/15/23	100,000	98,467
3.250% due 06/15/25	50,000	50,381
4.200% due 06/15/35	50,000	52,390
4.375% due 06/15/45	50,000	52,610
Raytheon Co
2.500% due 12/15/22	125,000	124,331
4.400% due 02/15/20	25,000	26,681
Republic Services Inc
3.200% due 03/15/25	100,000	99,234
3.800% due 05/15/18	200,000	205,599
5.500% due 09/15/19	27,000	29,388
Rockwell Automation Inc 2.050% due 03/01/20	100,000	99,644
Rockwell Collins Inc 5.250% due 07/15/19	100,000	107,356
Roper Technologies Inc
2.800% due 12/15/21	25,000	24,991
3.800% due 12/15/26	30,000	30,248
Ryder System Inc 2.350% due 02/26/19	125,000	125,753

	Principal Amount	Value
Sonoco Products Co 5.750% due 11/01/40	$200,000	$224,274
Spirit AeroSystems Inc 3.850% due 06/15/26	25,000	24,677
Stanley Black & Decker Inc
2.451% due 11/17/18	100,000	100,883
2.900% due 11/01/22	50,000	50,249
Textron Inc 4.000% due 03/15/26	25,000	25,043
The Boeing Co
5.875% due 02/15/40	50,000	63,443
6.000% due 03/15/19	100,000	109,196
Tyco Electronics Group SA (Switzerland)
2.375% due 12/17/18	50,000	50,495
4.875% due 01/15/21	30,000	32,407
Union Pacific Corp
2.250% due 06/19/20	50,000	50,107
2.750% due 03/01/26	25,000	24,372
3.250% due 08/15/25	50,000	50,744
3.350% due 08/15/46	50,000	44,811
3.646% due 02/15/24	92,000	96,027
3.799% due 10/01/51	200,000	186,784
4.050% due 03/01/46	30,000	30,099
United Parcel Service Inc
2.450% due 10/01/22	100,000	99,553
3.125% due 01/15/21	100,000	103,329
5.500% due 01/15/18	50,000	52,112
6.200% due 01/15/38	50,000	65,799
United Technologies Corp
1.500% due 11/01/19	350,000	347,536
1.950% due 11/01/21	50,000	48,999
2.650% due 11/01/26	30,000	28,799
3.100% due 06/01/22	200,000	205,503
3.750% due 11/01/46	50,000	47,606
4.500% due 06/01/42	300,000	321,250
Vulcan Materials Co 7.500% due 06/15/21	100,000	118,250
Waste Management Inc 6.100% due 03/15/18	250,000	263,350
WestRock MWV LLC 7.375% due 09/01/19	100,000	112,857
Xylem Inc
3.250% due 11/01/26	30,000	29,148
4.375% due 11/01/46	25,000	24,678

		16,031,747

Technology - 1.7%

Activision Blizzard Inc
2.300% due 09/15/21 ~	30,000	29,280
3.400% due 09/15/26 ~	50,000	47,482
Adobe Systems Inc 4.750% due 02/01/20	100,000	107,456
Altera Corp 2.500% due 11/15/18	100,000	101,734
Analog Devices Inc 3.500% due 12/05/26	100,000	98,910
Apple Inc
1.100% due 08/02/19	100,000	98,499
1.550% due 02/07/20	100,000	98,769
1.700% due 02/22/19	20,000	20,040
2.000% due 05/06/20	400,000	400,663
2.100% due 05/06/19	300,000	302,874
2.250% due 02/23/21	150,000	149,988
2.400% due 05/03/23	450,000	438,066
2.500% due 02/09/25	400,000	384,273
3.250% due 02/23/26	70,000	70,019
3.450% due 05/06/24	300,000	308,946
3.450% due 02/09/45	250,000	220,760
3.850% due 08/04/46	35,000	33,550
4.500% due 02/23/36	50,000	53,414
4.650% due 02/23/46	145,000	156,644

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-23

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Applied Materials Inc
2.625% due 10/01/20	$50,000	$50,403
3.900% due 10/01/25	35,000	36,895
5.100% due 10/01/35	35,000	38,933
Autodesk Inc 3.125% due 06/15/20	100,000	101,124
Broadridge Financial Solutions Inc 3.400% due 06/27/26	50,000	48,277
CA Inc 2.875% due 08/15/18	100,000	101,433
Diamond 1 Finance Corp
3.480% due 06/01/19 ~	265,000	270,601
4.420% due 06/15/21 ~	300,000	310,468
5.450% due 06/15/23 ~	115,000	122,022
6.020% due 06/15/26 ~	85,000	92,124
8.100% due 07/15/36 ~	50,000	59,557
8.350% due 07/15/46 ~	50,000	61,661
Electronic Arts Inc
3.700% due 03/01/21	50,000	51,701
4.800% due 03/01/26	50,000	52,969
Fidelity National Information Services Inc
3.000% due 08/15/26	150,000	141,138
3.500% due 04/15/23	108,000	109,425
5.000% due 10/15/25	200,000	218,145
Fiserv Inc
2.700% due 06/01/20	50,000	50,253
3.850% due 06/01/25	100,000	101,751
Hewlett Packard Enterprise Co
2.850% due 10/05/18	150,000	151,487
3.600% due 10/15/20	50,000	50,872
4.900% due 10/15/25	250,000	257,324
6.200% due 10/15/35	50,000	50,985
6.350% due 10/15/45	50,000	50,589
HP Inc
3.750% due 12/01/20	9,000	9,320
4.050% due 09/15/22	200,000	207,024
4.650% due 12/09/21	150,000	160,357
6.000% due 09/15/41	55,000	55,564
Intel Corp
1.700% due 05/19/21	100,000	97,634
2.450% due 07/29/20	160,000	162,220
2.600% due 05/19/26	100,000	96,693
3.300% due 10/01/21	250,000	259,718
3.700% due 07/29/25	145,000	152,904
4.800% due 10/01/41	185,000	203,732
4.900% due 07/29/45	40,000	44,766
International Business Machines Corp
1.125% due 02/06/18	100,000	99,777
1.250% due 02/08/18	100,000	99,886
1.625% due 05/15/20	150,000	148,144
1.875% due 05/15/19	100,000	100,224
3.375% due 08/01/23	300,000	308,080
4.700% due 02/19/46	200,000	218,162
5.600% due 11/30/39	26,000	31,705
8.375% due 11/01/19	100,000	117,692
KLA-Tencor Corp 5.650% due 11/01/34	38,000	39,753
Lam Research Corp 2.800% due 06/15/21	50,000	49,738
Microsoft Corp
1.100% due 08/08/19	240,000	236,756
1.300% due 11/03/18	360,000	359,739
1.550% due 08/08/21	100,000	96,964
2.000% due 11/03/20	100,000	100,082
2.000% due 08/08/23	50,000	47,826
2.375% due 02/12/22	200,000	199,143
2.375% due 05/01/23	100,000	98,141
2.400% due 08/08/26	50,000	47,249
3.125% due 11/03/25	100,000	101,092
3.450% due 08/08/36	150,000	142,606

	Principal Amount	Value
3.500% due 11/15/42	$100,000	$91,337
3.700% due 08/08/46	100,000	94,189
3.750% due 02/12/45	200,000	187,632
3.950% due 08/08/56	150,000	141,743
4.450% due 11/03/45	100,000	106,587
4.750% due 11/03/55	50,000	54,410
5.200% due 06/01/39	135,000	158,340
5.300% due 02/08/41	200,000	237,889
NetApp Inc 3.375% due 06/15/21	50,000	50,789
Oracle Corp
1.900% due 09/15/21	135,000	131,883
2.250% due 10/08/19	300,000	303,615
2.400% due 09/15/23	50,000	48,428
2.650% due 07/15/26	440,000	417,539
2.950% due 05/15/25	150,000	147,007
3.850% due 07/15/36	50,000	48,813
3.900% due 05/15/35	105,000	103,597
4.000% due 07/15/46	250,000	239,229
4.300% due 07/08/34	100,000	103,431
4.375% due 05/15/55	200,000	199,019
5.000% due 07/08/19	100,000	107,834
5.750% due 04/15/18	100,000	105,651
6.125% due 07/08/39	100,000	125,883
6.500% due 04/15/38	100,000	130,702
Pitney Bowes Inc
4.625% due 03/15/24	100,000	98,541
5.600% due 03/15/18	50,000	51,971
QUALCOMM Inc
2.250% due 05/20/20	100,000	99,998
3.450% due 05/20/25	150,000	152,593
4.800% due 05/20/45	150,000	160,360
Seagate HDD Cayman
3.750% due 11/15/18	100,000	102,525
5.750% due 12/01/34	50,000	42,656
Texas Instruments Inc 1.000% due 05/01/18	200,000	199,080
Xerox Corp
3.500% due 08/20/20	50,000	50,425
3.800% due 05/15/24	150,000	144,558
5.625% due 12/15/19	100,000	107,558

		14,340,007

Utilities - 1.9%

Alabama Power Co
4.100% due 01/15/42	300,000	298,612
4.150% due 08/15/44	90,000	90,485
Ameren Illinois Co
3.250% due 03/01/25	50,000	50,500
4.150% due 03/15/46	50,000	51,273
American Water Capital Corp 4.300% due 12/01/42	100,000	104,759
Appalachian Power Co
3.400% due 06/01/25	100,000	101,321
4.600% due 03/30/21	50,000	53,555
7.000% due 04/01/38	150,000	198,120
Arizona Public Service Co
4.500% due 04/01/42	100,000	105,061
4.700% due 01/15/44	100,000	107,121
Atmos Energy Corp 4.150% due 01/15/43	64,000	62,363
Avista Corp 5.125% due 04/01/22	15,000	16,296
Baltimore Gas & Electric Co 3.500% due 11/15/21	25,000	25,950
Berkshire Hathaway Energy Co
5.150% due 11/15/43	200,000	224,982
6.125% due 04/01/36	100,000	125,079
6.500% due 09/15/37	100,000	130,374

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-24

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Black Hills Corp 3.150% due 01/15/27	$50,000	$47,874
CenterPoint Energy Houston Electric LLC
2.250% due 08/01/22	100,000	97,755
2.400% due 09/01/26	50,000	46,914
CenterPoint Energy Resources Corp 4.500% due 01/15/21	100,000	104,935
CMS Energy Corp 6.250% due 02/01/20	100,000	110,626
Commonwealth Edison Co
3.800% due 10/01/42	100,000	95,980
4.000% due 08/01/20	100,000	105,376
Consolidated Edison Co of New York Inc
3.950% due 03/01/43	100,000	96,826
4.300% due 12/01/56	50,000	49,956
4.500% due 12/01/45	100,000	106,080
5.850% due 04/01/18	100,000	105,246
6.650% due 04/01/19	150,000	165,466
Consumers Energy Co
3.250% due 08/15/46	50,000	44,162
6.700% due 09/15/19	125,000	140,527
Dominion Gas Holdings LLC 3.550% due 11/01/23	100,000	101,227
Dominion Resources Inc
1.900% due 06/15/18	100,000	100,072
2.850% due 08/15/26	30,000	28,103
4.700% due 12/01/44	100,000	103,006
5.200% due 08/15/19	120,000	129,023
DTE Electric Co
3.375% due 03/01/25	50,000	51,152
3.650% due 03/15/24	51,000	53,139
DTE Energy Co
3.300% due 06/15/22	50,000	50,871
3.850% due 12/01/23	100,000	103,497
Duke Energy Carolinas LLC
3.750% due 06/01/45	200,000	190,469
6.050% due 04/15/38	110,000	138,795
6.100% due 06/01/37	25,000	30,773
7.000% due 11/15/18	100,000	109,419
Duke Energy Corp
2.100% due 06/15/18	100,000	100,444
3.550% due 09/15/21	100,000	103,529
3.750% due 04/15/24	300,000	309,496
Duke Energy Indiana Inc
3.750% due 05/15/46	50,000	47,050
4.200% due 03/15/42	125,000	123,845
4.900% due 07/15/43	100,000	110,851
Duke Energy Progress LLC 3.700% due 10/15/46	300,000	284,205
Edison International 2.950% due 03/15/23	100,000	98,963
El Paso Electric Co 5.000% due 12/01/44	50,000	52,235
Emera US Finance LP (Canada)
2.150% due 06/15/19 ~	20,000	19,970
3.550% due 06/15/26 ~	35,000	34,424
Enel Americas SA (Chile) 4.000% due 10/25/26	200,000	191,252
Enel Generacion Chile SA (Chile) 4.250% due 04/15/24	50,000	50,093
Entergy Arkansas Inc 4.950% due 12/15/44	50,000	51,082
Entergy Corp 2.950% due 09/01/26	30,000	28,079
Entergy Gulf States Louisiana LLC 5.590% due 10/01/24	50,000	57,986
Entergy Louisiana LLC
3.250% due 04/01/28	50,000	49,309
4.950% due 01/15/45	40,000	41,050

	Principal Amount	Value
Entergy Mississippi Inc 2.850% due 06/01/28	$150,000	$142,389
Eversource Energy 2.800% due 05/01/23	100,000	97,853
Exelon Corp
2.850% due 06/15/20	50,000	50,545
3.950% due 06/15/25	100,000	102,852
4.450% due 04/15/46	100,000	98,092
4.950% due 06/15/35	35,000	37,188
5.100% due 06/15/45	35,000	37,276
Exelon Generation Co LLC
2.950% due 01/15/20	100,000	101,210
5.200% due 10/01/19	300,000	321,587
FirstEnergy Corp
2.750% due 03/15/18	30,000	30,277
4.250% due 03/15/23	40,000	41,366
7.375% due 11/15/31	65,000	83,833
Florida Power & Light Co
4.950% due 06/01/35	100,000	114,124
5.690% due 03/01/40	35,000	43,511
5.950% due 02/01/38	125,000	160,266
Georgia Power Co
2.850% due 05/15/22	100,000	99,819
4.300% due 03/15/42	100,000	102,120
Great Plains Energy Inc 4.850% due 06/01/21	100,000	106,549
Indiana Michigan Power Co 3.200% due 03/15/23	50,000	50,498
Interstate Power & Light Co 3.400% due 08/15/25	150,000	151,551
ITC Holdings Corp 3.650% due 06/15/24	25,000	25,068
Kansas City Power & Light Co 3.650% due 08/15/25	50,000	50,083
Kentucky Utilities Co 4.650% due 11/15/43	200,000	220,388
MidAmerican Energy Co
2.400% due 03/15/19	150,000	151,818
6.750% due 12/30/31	100,000	135,299
National Fuel Gas Co 3.750% due 03/01/23	100,000	97,544
Nevada Power Co 5.450% due 05/15/41	300,000	351,514
NextEra Energy Capital Holdings Inc
2.700% due 09/15/19	100,000	101,284
4.500% due 06/01/21	50,000	53,515
NiSource Finance Corp
4.800% due 02/15/44	100,000	105,482
5.250% due 02/15/43	100,000	110,846
6.125% due 03/01/22	50,000	57,673
Northern States Power Co
2.150% due 08/15/22	100,000	97,724
2.600% due 05/15/23	100,000	98,915
NSTAR Electric Co
2.375% due 10/15/22	100,000	98,174
3.250% due 11/15/25	50,000	50,160
Oglethorpe Power Corp 4.550% due 06/01/44	50,000	49,536
Ohio Edison Co 6.875% due 07/15/36	150,000	190,714
Ohio Power Co 5.375% due 10/01/21	30,000	33,519
Oklahoma Gas & Electric Co 4.550% due 03/15/44	100,000	107,310
Oncor Electric Delivery Co LLC
2.150% due 06/01/19	50,000	50,110
5.300% due 06/01/42	100,000	117,510
7.000% due 05/01/32	50,000	67,806
ONE Gas Inc 4.658% due 02/01/44	200,000	207,390

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-25

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Pacific Gas & Electric Co
2.450% due 08/15/22	$100,000	$98,798
3.500% due 06/15/25	100,000	102,804
3.850% due 11/15/23	50,000	52,770
4.300% due 03/15/45	105,000	107,609
4.750% due 02/15/44	100,000	109,953
6.050% due 03/01/34	250,000	313,316
PECO Energy Co
1.700% due 09/15/21	50,000	48,526
3.150% due 10/15/25	50,000	49,943
Piedmont Natural Gas Co Inc 4.650% due 08/01/43	35,000	36,173
Potomac Electric Power Co 3.600% due 03/15/24	100,000	103,373
PPL Capital Funding Inc 1.900% due 06/01/18	60,000	59,997
PPL Electric Utilities Corp
2.500% due 09/01/22	100,000	98,359
4.150% due 10/01/45	25,000	25,418
4.750% due 07/15/43	50,000	55,773
5.200% due 07/15/41	25,000	28,968
Progress Energy Inc 7.750% due 03/01/31	100,000	137,684
PSEG Power LLC
2.450% due 11/15/18	200,000	201,455
3.000% due 06/15/21	50,000	50,161
4.150% due 09/15/21	100,000	104,303
Public Service Co of Colorado
2.900% due 05/15/25	100,000	98,993
4.300% due 03/15/44	200,000	209,114
Public Service Co of New Mexico 3.850% due 08/01/25	50,000	51,858
Public Service Electric & Gas Co
3.050% due 11/15/24	50,000	50,381
4.050% due 05/01/45	50,000	50,089
Public Service Enterprise Group Inc 2.000% due 11/15/21	100,000	96,844
Puget Energy Inc
3.650% due 05/15/25	100,000	98,599
6.000% due 09/01/21	100,000	112,010
Puget Sound Energy Inc 5.795% due 03/15/40	25,000	30,513
San Diego Gas & Electric Co
3.000% due 08/15/21	100,000	102,855
3.600% due 09/01/23	100,000	104,658
Sempra Energy 9.800% due 02/15/19	50,000	57,922
South Carolina Electric & Gas Co
4.600% due 06/15/43	100,000	105,147
5.300% due 05/15/33	50,000	57,015
5.450% due 02/01/41	50,000	57,935
Southern California Edison Co
3.500% due 10/01/23	100,000	103,903
3.875% due 06/01/21	100,000	105,810
3.900% due 03/15/43	50,000	49,193
4.500% due 09/01/40	50,000	53,312
5.500% due 08/15/18	100,000	106,262
Southern California Gas Co
2.600% due 06/15/26	50,000	47,989
3.150% due 09/15/24	100,000	101,556
4.450% due 03/15/44	100,000	106,151
Southern Co Gas Capital Corp 3.500% due 09/15/21	150,000	154,189
Southwest Gas Corp 3.800% due 09/29/46	50,000	44,970
Southwestern Electric Power Co
3.900% due 04/01/45	50,000	46,670
6.200% due 03/15/40	50,000	60,125
Southwestern Public Service Co 3.300% due 06/15/24	50,000	50,613

	Principal Amount	Value
Tampa Electric Co
4.200% due 05/15/45	$100,000	$98,209
6.100% due 05/15/18	35,000	37,080
The Connecticut Light & Power Co 4.150% due 06/01/45	25,000	25,165
The Southern Co
1.550% due 07/01/18	30,000	29,895
1.850% due 07/01/19	35,000	34,898
2.350% due 07/01/21	100,000	98,294
2.750% due 06/15/20	100,000	100,869
2.950% due 07/01/23	25,000	24,679
3.250% due 07/01/26	100,000	97,376
4.250% due 07/01/36	30,000	29,884
4.400% due 07/01/46	100,000	99,115
Tucson Electric Power Co 3.050% due 03/15/25	50,000	47,594
Union Electric Co 8.450% due 03/15/39	100,000	157,614
Virginia Electric & Power Co
1.200% due 01/15/18	100,000	99,593
2.950% due 01/15/22	100,000	101,388
2.950% due 11/15/26	50,000	48,632
3.150% due 01/15/26	35,000	34,767
3.450% due 02/15/24	100,000	102,807
4.000% due 11/15/46	20,000	19,983
4.650% due 08/15/43	100,000	108,770
5.000% due 06/30/19	35,000	37,562
8.875% due 11/15/38	25,000	39,856
WEC Energy Group Inc 3.550% due 06/15/25	100,000	101,962
Westar Energy Inc 4.100% due 04/01/43	100,000	100,186
Wisconsin Electric Power Co
1.700% due 06/15/18	100,000	100,247
4.250% due 12/15/19	25,000	26,584
Xcel Energy Inc 2.600% due 03/15/22	50,000	49,805

		16,562,144

Total Corporate Bonds & Notes (Cost $229,158,113)		231,107,224

MORTGAGE-BACKED SECURITIES - 29.6%

Collateralized Mortgage Obligations - Commercial - 1.6%

Citigroup Commercial Mortgage Trust 3.372% due 10/10/47	700,000	713,998
Commercial Mortgage Trust
3.660% due 10/10/46	400,000	421,112
3.819% due 06/10/47	900,000	940,015
Fannie Mae - Aces
2.323% due 11/25/18 §	634,381	641,163
2.717% due 02/25/22	500,000	504,094
Freddie Mac Multifamily Structured Pass-Through Certificates
1.875% due 04/25/22	393,109	391,350
2.745% due 01/25/26	400,000	395,307
3.171% due 10/25/24	1,500,000	1,544,482
3.250% due 04/25/23 §	1,700,000	1,773,781
3.398% due 07/25/19	231,328	236,770
JPMBB Commercial Mortgage Securities Trust
4.133% due 08/15/46 §	600,000	645,485
4.274% due 12/15/48	600,000	621,853
JPMorgan Chase Commercial Mortgage Securities Trust
2.665% due 01/15/46	1,000,000	1,014,271
3.143% due 12/15/47	500,000	512,380
5.142% due 05/15/45 §	300,000	313,395

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-26

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust 3.753% due 12/15/47	$1,000,000	$1,038,392
UBS Commercial Mortgage Trust 4.171% due 05/10/45	500,000	527,765
UBS-Barclays Commercial Mortgage Trust 3.525% due 05/10/63	250,000	261,619
Wells Fargo Commercial Mortgage Trust 3.664% due 09/15/58	1,000,000	1,035,601
WFRBS Commercial Mortgage Trust 2.870% due 11/15/45	700,000	710,989

		14,243,822

Fannie Mae - 12.5%

2.143% due 04/01/44 §	618,005	641,787
2.500% due 10/01/27 - 01/01/43	9,352,459	9,357,509
2.906% due 06/01/38 §	9,154	9,689
2.940% due 08/01/39 §	15,431	16,376
3.000% due 05/01/22 - 01/01/47	31,079,992	31,243,700
3.500% due 10/01/25 - 01/01/47	32,432,578	33,386,179
4.000% due 09/01/18 - 01/01/47	17,780,981	18,716,182
4.500% due 05/01/18 - 09/01/43	6,913,268	7,444,600
5.000% due 12/01/17 - 01/01/42	3,672,830	4,008,201
5.500% due 11/01/33 - 07/01/41	2,411,360	2,694,479
6.000% due 09/01/34 - 06/01/40	1,054,579	1,196,091
6.500% due 09/01/36 - 07/01/38	206,584	238,474

		108,953,267

Freddie Mac - 7.6%

2.500% due 08/01/28 - 01/01/32	5,781,251	5,795,214
3.000% due 09/01/26 - 01/01/47	20,564,570	20,652,121
3.500% due 06/01/21 - 01/01/47	18,428,230	18,913,618
4.000% due 02/01/25 - 01/01/47	10,329,375	10,872,046
4.500% due 08/01/24 - 10/01/41	4,639,101	4,989,263
5.000% due 03/01/19 - 03/01/41	2,066,454	2,256,277
5.500% due 11/01/17 - 08/01/40	995,003	1,109,109
6.000% due 04/01/36 - 05/01/40	1,126,468	1,279,320
6.500% due 08/01/37 - 04/01/39	109,072	126,135

		65,993,103

Government National Mortgage Association - 7.9%

2.500% due 01/20/43	300,501	292,606
3.000% due 08/20/42 - 01/01/47	17,807,521	18,057,439
3.500% due 10/15/41 - 01/01/47	26,831,684	27,933,576
4.000% due 06/15/39 - 01/01/47	11,764,801	12,517,458
4.500% due 02/15/39 - 06/20/45	5,070,191	5,459,913
5.000% due 05/15/36 - 10/20/43	2,348,192	2,592,111
5.500% due 04/15/37 - 04/15/40	892,726	999,079
6.000% due 01/15/38 - 06/15/41	334,285	381,597
6.500% due 10/15/38 - 02/15/39	47,242	54,357

		68,288,136

Total Mortgage-Backed Securities (Cost $258,133,310)		257,478,328

ASSET-BACKED SECURITIES - 0.4%

CarMax Auto Owner Trust 1.630% due 05/15/20	1,000,000	1,002,752
Chase Issuance Trust 1.580% due 08/16/21	200,000	198,721
Citibank Credit Card Issuance Trust
2.680% due 06/07/23	500,000	508,448
5.350% due 02/07/20	350,000	365,225
6.150% due 06/15/39	250,000	329,216
Discover Card Execution Note Trust 1.640% due 07/15/21	300,000	299,990

	Principal Amount	Value
Hyundai Auto Receivables Trust 1.550% due 03/15/19	$216,324	$216,622
World Financial Network Credit Card Master Trust 2.550% due 06/17/24	500,000	505,715

Total Asset-Backed Securities (Cost $3,454,808)		3,426,689

U.S. GOVERNMENT AGENCY ISSUES - 2.4%

Fannie Mae
0.875% due 02/08/18	750,000	749,477
0.875% due 05/21/18	500,000	498,590
1.000% due 08/28/19	2,000,000	1,977,636
1.125% due 07/20/18	1,000,000	999,024
1.375% due 10/07/21	1,000,000	972,718
1.750% due 01/30/19	100,000	100,700
1.875% due 12/28/20	500,000	501,196
2.125% due 04/24/26	815,000	770,528
2.625% due 09/06/24	960,000	970,990
5.625% due 07/15/37	100,000	133,407
7.125% due 01/15/30	525,000	748,929
Federal Farm Credit Bank 1.100% due 06/01/18	500,000	499,609
Federal Home Loan Bank
0.625% due 08/07/18	1,800,000	1,785,652
1.250% due 01/16/19	2,000,000	1,998,736
5.375% due 08/15/18	200,000	213,224
5.500% due 07/15/36	100,000	131,217
Freddie Mac
0.750% due 01/12/18	300,000	299,203
1.000% due 05/11/18	1,000,000	997,803
1.250% due 10/02/19	1,200,000	1,192,890
1.300% due 08/28/19	1,000,000	995,460
1.375% due 05/01/20	2,000,000	1,984,310
1.750% due 05/30/19	200,000	201,901
2.375% due 01/13/22	1,000,000	1,016,099
4.875% due 06/13/18	400,000	421,308
6.250% due 07/15/32	225,000	309,763
Tennessee Valley Authority
3.500% due 12/15/42	100,000	97,763
3.875% due 02/15/21	65,000	69,924
5.250% due 09/15/39	25,000	31,411
5.375% due 04/01/56	50,000	62,556
6.750% due 11/01/25	150,000	196,327
7.125% due 05/01/30	50,000	71,205

Total U.S. Government Agency Issues (Cost $20,897,721)		20,999,556

U.S. TREASURY OBLIGATIONS - 36.0%

U.S. Treasury Bonds - 5.4%

2.250% due 08/15/46	3,550,000	2,977,424
2.500% due 02/15/45	2,800,000	2,488,909
2.500% due 02/15/46	1,600,000	1,418,669
2.500% due 05/15/46	2,000,000	1,773,020
2.750% due 08/15/42	2,450,000	2,310,411
2.750% due 11/15/42	1,850,000	1,744,097
2.875% due 05/15/43	6,200,000	5,977,401
2.875% due 08/15/45	1,000,000	960,288
3.000% due 05/15/42	1,075,000	1,064,133
3.000% due 11/15/45	1,900,000	1,870,079
3.125% due 11/15/41	975,000	987,807
3.125% due 02/15/43	2,625,000	2,654,854
3.125% due 08/15/44	5,600,000	5,656,577
3.625% due 08/15/43	1,525,000	1,688,021
3.750% due 08/15/41	1,300,000	1,461,733

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-27

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
3.750% due 11/15/43	$1,000,000	$1,131,666
4.250% due 11/15/40	750,000	909,116
4.375% due 05/15/40	1,025,000	1,264,456
4.375% due 05/15/41	775,000	957,355
4.500% due 02/15/36	1,750,000	2,211,044
4.500% due 08/15/39	700,000	877,727
4.625% due 02/15/40	625,000	797,511
5.375% due 02/15/31	1,100,000	1,462,916
6.250% due 05/15/30	1,550,000	2,189,634

		46,834,848

U.S. Treasury Notes - 30.6%

0.625% due 04/30/18	2,000,000	1,990,434
0.625% due 06/30/18	4,900,000	4,868,772
0.750% due 02/28/18	8,200,000	8,180,787
0.750% due 07/31/18	6,700,000	6,664,001
0.750% due 10/31/18	4,000,000	3,971,048
0.875% due 01/31/18	1,000,000	999,356
0.875% due 05/15/19	600,000	594,146
0.875% due 06/15/19	1,200,000	1,187,185
1.000% due 05/31/18	5,600,000	5,598,370
1.000% due 11/30/18	8,400,000	8,372,347
1.000% due 03/15/19	1,500,000	1,491,821
1.000% due 10/15/19	1,200,000	1,186,778
1.125% due 04/30/20	5,500,000	5,421,746
1.125% due 02/28/21	5,400,000	5,250,447
1.125% due 06/30/21	1,500,000	1,450,632
1.125% due 07/31/21	4,100,000	3,960,030
1.125% due 08/31/21	2,300,000	2,220,459
1.250% due 01/31/19	3,225,000	3,226,535
1.250% due 10/31/19	750,000	746,573
1.250% due 01/31/20	750,000	744,198
1.250% due 02/29/20	9,000,000	8,924,382
1.250% due 03/31/21	2,000,000	1,952,386
1.375% due 06/30/18	1,000,000	1,004,680
1.375% due 09/30/18	3,600,000	3,613,468
1.375% due 11/30/18	1,500,000	1,505,315
1.375% due 12/31/18	650,000	652,062
1.375% due 01/31/20	7,700,000	7,668,099
1.375% due 03/31/20	5,500,000	5,468,804
1.375% due 06/30/23	4,300,000	4,080,382
1.500% due 08/31/18	1,250,000	1,257,826
1.500% due 12/31/18	11,700,000	11,767,275
1.500% due 03/31/19	3,000,000	3,014,892
1.500% due 05/31/20	2,000,000	1,992,934
1.500% due 03/31/23	1,500,000	1,439,850
1.500% due 08/15/26	3,200,000	2,938,493
1.625% due 06/30/19	2,000,000	2,014,508
1.625% due 08/31/19	4,400,000	4,429,110
1.625% due 11/30/20	4,500,000	4,478,940
1.625% due 08/15/22	2,025,000	1,973,026
1.625% due 11/15/22	6,975,000	6,781,618
1.625% due 05/31/23	1,000,000	965,076
1.625% due 10/31/23	3,000,000	2,883,168
1.625% due 02/15/26	4,900,000	4,572,273
1.625% due 05/15/26	1,300,000	1,210,573
1.750% due 10/31/20	5,100,000	5,107,130
1.750% due 11/30/21	500,000	495,841
1.750% due 05/15/22	1,250,000	1,230,545
1.750% due 05/15/23	5,250,000	5,108,271
1.875% due 06/30/20	4,200,000	4,238,438
2.000% due 07/31/20	3,000,000	3,037,281
2.000% due 09/30/20	2,500,000	2,526,890
2.000% due 08/31/21	3,000,000	3,009,393
2.000% due 11/15/21	2,000,000	2,003,878
2.000% due 02/15/22	1,100,000	1,100,736
2.000% due 11/30/22	2,400,000	2,381,513
2.000% due 02/15/23	6,950,000	6,886,269
2.000% due 02/15/25	2,000,000	1,944,278
2.000% due 11/15/26	500,000	480,364

	Principal Amount	Value
2.125% due 08/15/21	$2,200,000	$2,219,188
2.125% due 11/30/23	6,000,000	5,953,662
2.250% due 07/31/18	1,400,000	1,425,287
2.250% due 04/30/21	5,700,000	5,795,766
2.250% due 12/31/23	4,000,000	3,997,420
2.250% due 11/15/24	2,000,000	1,985,440
2.250% due 11/15/25	2,200,000	2,169,061
2.375% due 06/30/18	1,500,000	1,529,051
2.375% due 08/15/24	10,300,000	10,336,246
2.500% due 08/15/23	4,450,000	4,524,319
2.625% due 01/31/18	1,000,000	1,017,873
2.625% due 08/15/20	1,800,000	1,860,194
2.625% due 11/15/20	2,000,000	2,065,944
2.750% due 02/28/18	1,100,000	1,122,154
2.750% due 02/15/19	1,350,000	1,392,360
2.750% due 11/15/23	6,600,000	6,810,553
2.750% due 02/15/24	8,000,000	8,253,912
2.875% due 03/31/18	1,000,000	1,023,579
3.125% due 05/15/21	1,750,000	1,842,827
3.375% due 11/15/19	1,750,000	1,845,820
3.750% due 11/15/18	2,475,000	2,593,025
3.875% due 05/15/18	1,200,000	1,246,951
4.000% due 08/15/18	1,050,000	1,099,594

		266,375,858

Total U.S. Treasury Obligations (Cost $314,129,025)		313,210,706

FOREIGN GOVERNMENT BONDS & NOTES - 3.2%

African Development Bank (Multi-National)
0.875% due 03/15/18	100,000	99,482
1.125% due 09/20/19	300,000	295,528
1.375% due 02/12/20	200,000	197,531
Asian Development Bank (Multi-National)
1.000% due 08/16/19	300,000	295,283
1.375% due 01/15/19	250,000	249,414
1.375% due 03/23/20	200,000	197,591
1.750% due 08/14/26	250,000	231,811
1.875% due 10/23/18	100,000	100,861
2.000% due 01/22/25	300,000	287,144
Canada Government (Canada) 1.625% due 02/27/19	550,000	552,406
Chile Government (Chile) 3.125% due 01/21/26	75,000	74,063
Colombia Government (Colombia)
4.375% due 07/12/21	300,000	315,000
4.500% due 01/28/26	500,000	516,875
5.000% due 06/15/45	300,000	286,125
7.375% due 03/18/19	100,000	111,500
Corp Andina de Fomento (Multi-National)
2.000% due 05/10/19	300,000	298,345
8.125% due 06/04/19	25,000	28,349
Council Of Europe Development Bank (Multi-National)
1.125% due 05/31/18	100,000	99,540
1.625% due 03/16/21	200,000	195,500
European Bank for Reconstruction & Development (Multi-National)
1.625% due 04/10/18	100,000	100,067
1.750% due 11/26/19	200,000	200,329
1.875% due 02/23/22	400,000	392,154
European Investment Bank (Multi-National)
1.000% due 03/15/18	550,000	547,913
1.000% due 06/15/18	200,000	199,004
1.250% due 05/15/19	200,000	198,212
1.250% due 12/16/19	700,000	688,736
1.375% due 09/15/21	150,000	144,384
1.625% due 03/16/20	300,000	297,501
1.750% due 06/17/19	600,000	601,509
2.875% due 09/15/20	250,000	258,279

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-28

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
3.250% due 01/29/24	$600,000	$626,840
4.875% due 02/15/36	425,000	529,114
Export Development Canada (Canada) 1.250% due 02/04/19	400,000	397,514
Export-Import Bank of Korea (South Korea)
1.750% due 05/26/19	200,000	199,568
2.375% due 08/12/19	300,000	303,450
5.000% due 04/11/22	200,000	220,863
FMS Wertmanagement AoeR (Germany) 1.750% due 03/17/20	300,000	299,590
Hungary Government (Hungary)
5.375% due 03/25/24	200,000	218,629
6.375% due 03/29/21	350,000	392,649
7.625% due 03/29/41	200,000	280,550
Hydro-Quebec (Canada) 8.400% due 01/15/22	100,000	124,967
Inter-American Development Bank (Multi-National)
0.875% due 03/15/18	300,000	298,630
1.125% due 08/28/18	300,000	298,925
1.125% due 09/12/19	175,000	172,631
1.500% due 09/25/18	300,000	300,669
1.750% due 04/14/22	300,000	292,628
2.000% due 06/02/26	150,000	141,821
2.125% due 11/09/20	200,000	201,791
3.200% due 08/07/42	100,000	95,506
4.250% due 09/10/18	125,000	131,036
International Bank for Reconstruction & Development (Multi-National)
0.875% due 07/19/18	800,000	795,054
0.875% due 08/15/19	150,000	146,805
1.125% due 11/27/19	200,000	196,984
1.250% due 07/26/19	250,000	247,309
1.375% due 05/24/21	400,000	388,617
1.375% due 09/20/21	300,000	290,438
1.625% due 03/09/21	200,000	196,650
1.625% due 02/10/22	300,000	291,977
1.875% due 03/15/19	300,000	302,094
1.875% due 10/07/19	400,000	401,989
2.125% due 11/01/20	200,000	202,094
2.125% due 02/13/23	100,000	98,586
7.625% due 01/19/23	100,000	129,460
International Finance Corp (Multi-National)
0.875% due 06/15/18	100,000	99,364
1.125% due 07/20/21	150,000	143,821
1.750% due 09/04/18	200,000	201,279
1.750% due 09/16/19	200,000	200,714
Israel Government (Israel) 5.125% due 03/26/19	300,000	322,820
Israel Government AID 5.500% due 04/26/24	25,000	29,961
Japan Bank for International Cooperation (Japan)
1.750% due 07/31/18	200,000	200,095
1.875% due 07/21/26	200,000	183,400
2.125% due 02/07/19	200,000	200,658
3.375% due 07/31/23	200,000	207,943
Korea International (South Korea) 7.125% due 04/16/19	100,000	112,190
Mexico Government (Mexico)
3.500% due 01/21/21	90,000	91,665
3.625% due 03/15/22	296,000	297,332
4.000% due 10/02/23	550,000	552,640
4.600% due 01/23/46	500,000	450,625
4.750% due 03/08/44	264,000	240,636
6.750% due 09/27/34	225,000	267,750
Nordic Investment Bank (Multi-National) 1.125% due 03/19/18	300,000	299,361

	Principal Amount	Value
Panama Government (Panama)
4.000% due 09/22/24	$200,000	$204,500
6.700% due 01/26/36	100,000	121,850
8.875% due 09/30/27	100,000	137,750
Peruvian Government (Peru)
7.125% due 03/30/19	200,000	222,500
8.750% due 11/21/33	200,000	292,500
Philippine Government (Philippines)
3.950% due 01/20/40	300,000	296,853
4.000% due 01/15/21	325,000	345,699
6.375% due 10/23/34	250,000	326,429
7.750% due 01/14/31	200,000	282,146
Province of British Columbia (Canada)
2.000% due 10/23/22	100,000	97,828
2.650% due 09/22/21	100,000	101,965
Province of Manitoba (Canada) 1.750% due 05/30/19	100,000	100,052
Province of Ontario (Canada)
1.200% due 02/14/18	125,000	124,723
1.625% due 01/18/19	100,000	99,971
2.000% due 09/27/18	125,000	125,988
4.000% due 10/07/19	150,000	158,473
4.400% due 04/14/20	250,000	269,361
Province of Quebec (Canada)
2.750% due 08/25/21	100,000	101,887
3.500% due 07/29/20	100,000	105,377
7.500% due 07/15/23	100,000	126,003
7.500% due 09/15/29	75,000	105,059
Republic of Italy Government (Italy) 6.875% due 09/27/23	150,000	175,616
Republic of Poland Government (Poland)
3.000% due 03/17/23	150,000	147,293
4.000% due 01/22/24	150,000	153,769
6.375% due 07/15/19	200,000	222,500
Republic of South Africa Government (South Africa)
4.665% due 01/17/24	100,000	100,371
6.250% due 03/08/41	200,000	220,130
6.875% due 05/27/19	100,000	108,415
Svensk Exportkredit AB (Sweden) 1.875% due 06/23/20	200,000	198,924
The Korea Development Bank (South Korea)
2.000% due 09/12/26	400,000	358,509
2.875% due 08/22/18	200,000	203,879
Ukraine Government AID Bonds 1.847% due 05/29/20	301,000	300,380
Uruguay Government (Uruguay)
4.125% due 11/20/45	143,467	118,862
4.375% due 10/27/27	50,000	50,378
5.100% due 06/18/50	200,000	180,500

Total Foreign Government Bonds & Notes (Cost $27,873,083)		27,664,558

MUNICIPAL BONDS - 0.9%

American Municipal Power Inc OH ‘B’
6.449% due 02/15/44	25,000	30,905
8.084% due 02/15/50	300,000	455,868
Bay Area Toll Authority CA
6.263% due 04/01/49	25,000	34,055
7.043% due 04/01/50	50,000	70,914
Central Puget Sound Regional Transit Authority WA 5.491% due 11/01/39	25,000	31,096
Chicago Transit Authority IL ‘B’ 6.899% due 12/01/40	100,000	125,272

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-29

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
City of Chicago IL ‘B’
7.375% due 01/01/33	$35,000	$36,362
7.750% due 01/01/42	50,000	50,773
City of Houston TX Combined Utility System Revenue ‘B’ 3.828% due 05/15/28	200,000	209,504
City of New York NY 5.517% due 10/01/37	40,000	48,430
City of New York NY ‘D’ 5.985% due 12/01/36	100,000	124,799
City of San Francisco CA Public Utilities Commission Water Revenue 6.000% due 11/01/40	25,000	30,621
Commonwealth of Massachusetts
4.910% due 05/01/29	100,000	115,549
5.456% due 12/01/39	25,000	30,951
Commonwealth of Pennsylvania ‘B’ 5.450% due 02/15/30	500,000	581,355
County of Clark Department of Aviation NV ‘C’ 6.820% due 07/01/45	125,000	176,302
Dallas Independent School District TX ‘C’ 6.450% due 02/15/35	50,000	57,213
Denver City & County School District No. 1 CO ‘C’ 5.664% due 12/01/33	100,000	122,524
Illinois State Toll Highway Authority ‘B’ 5.851% due 12/01/34	25,000	30,551
Los Angeles Unified School District CA
5.750% due 07/01/34	300,000	370,806
6.758% due 07/01/34	100,000	134,300
Metropolitan Transportation Authority NY
5.871% due 11/15/39	25,000	30,536
6.668% due 11/15/39	55,000	72,993
Metropolitan Transportation Authority NY ‘A2’ 6.089% due 11/15/40	200,000	252,450
Municipal Electric Authority of Georgia
6.637% due 04/01/57	25,000	31,030
6.655% due 04/01/57	100,000	122,311
New Jersey Economic Development Authority ‘A’ 7.425% due 02/15/29	125,000	149,036
New Jersey Transportation Trust Fund Authority ‘C’ 6.104% due 12/15/28	150,000	159,309
New Jersey Turnpike Authority ‘A’ 7.102% due 01/01/41	100,000	140,015
New York City Transitional Finance Authority Future Tax Secured Revenue NY 5.572% due 11/01/38	30,000	36,388
New York City Water & Sewer System
5.952% due 06/15/42	50,000	64,510
6.011% due 06/15/42	10,000	13,133
New York State Dormitory Authority 5.500% due 03/15/30	240,000	282,931
New York State Urban Development Corp 5.770% due 03/15/39	25,000	30,178
Orange County Local Transportation Authority CA ‘A’ 6.908% due 02/15/41	100,000	134,407
Pennsylvania Turnpike Commission 6.105% due 12/01/39	25,000	31,528
Pennsylvania Turnpike Commission ‘B’ 5.511% due 12/01/45	75,000	90,445
Philadelphia Authority for Industrial Development PA 3.964% due 04/15/26	55,000	54,077

	Principal Amount	Value
Port Authority of New York & New Jersey
4.458% due 10/01/62	$100,000	$101,240
5.647% due 11/01/40	150,000	180,828
San Diego County Regional Transportation Commission CA 5.911% due 04/01/48	50,000	63,537
South Carolina Public Service Authority 2.388% due 12/01/23	50,000	48,622
State Board of Administration Finance Corp FL ‘A’ 2.995% due 07/01/20	100,000	102,944
State of California
6.200% due 10/01/19	25,000	27,844
7.300% due 10/01/39	100,000	141,628
7.500% due 04/01/34	50,000	70,725
7.550% due 04/01/39	150,000	222,097
7.600% due 11/01/40	270,000	406,966
7.625% due 03/01/40	40,000	59,221
State of California Department of Water Resources Power Supply Revenue 2.000% due 05/01/22	25,000	24,320
State of Connecticut ‘D’ 5.090% due 10/01/30	50,000	56,507
State of Connecticut Special Tax Revenue ‘B’ 5.459% due 11/01/30	50,000	58,324
State of Illinois
5.665% due 03/01/18	200,000	207,180
6.725% due 04/01/35	100,000	102,032
State of Texas 5.517% due 04/01/39	100,000	125,815
State of Utah ‘D’ 4.554% due 07/01/24	15,000	16,573
State of Washington ‘D’ 5.481% due 08/01/39	25,000	30,890
Texas Transportation Commission State Highway Fund 5.178% due 04/01/30	25,000	29,345
The Ohio State University ‘C’ 4.910% due 06/01/40	300,000	342,453
The University of Texas System 3.852% due 08/15/46	50,000	50,885
University of California
4.131% due 05/15/45	400,000	397,240
4.767% due 05/15/15	75,000	71,779
4.858% due 05/15/12	100,000	96,751

Total Municipal Bonds (Cost $7,018,253)		7,599,173

	Shares

SHORT-TERM INVESTMENT - 3.6%

Money Market Fund - 3.6%

BlackRock Liquidity Funds T-Fund Portfolio	30,877,507	30,877,507

Total Short-Term Investment (Cost $30,877,507)		30,877,507

TOTAL INVESTMENTS - 102.7% (Cost $891,541,820)		892,363,741

OTHER ASSETS & LIABILITIES, NET - (2.7%)		(23,467,553)

NET ASSETS - 100.0%		$868,896,188

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-30

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	36.0%
Mortgage-Backed Securities	29.6%
Corporate Bonds & Notes	26.6%
Short-Term Investment	3.6%
Foreign Government Bonds & Notes	3.2%
Others (each less than 3.0%)	3.7%

	102.7%
Other Assets & Liabilities, Net	(2.7%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$231,107,224	$-	$231,107,224	$-
	Mortgage-Backed Securities	257,478,328	-	257,478,328	-
	Asset-Backed Securities	3,426,689	-	3,426,689	-
	U.S. Government Agency Issues	20,999,556	-	20,999,556	-
	U.S. Treasury Obligations	313,210,706	-	313,210,706	-
	Foreign Government Bonds & Notes	27,664,558	-	27,664,558	-
	Municipal Bonds	7,599,173	-	7,599,173	-
	Short-Term Investment	30,877,507	30,877,507	-	-

	Total	$892,363,741	$30,877,507	$861,486,234	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-31

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
WARRANTS - 0.0%

Energy - 0.0%

Comstock Resources Inc Exercise @ $0.01 Exp 09/06/18 *	275	$2,706

Total Warrants (Cost $0)		2,706

	Principal Amount

CORPORATE BONDS & NOTES - 98.0%

Basic Materials - 7.5%

AK Steel Corp
7.625% due 05/15/20	$100,000	102,500
7.625% due 10/01/21	100,000	108,125
Alcoa Nederland Holding BV 6.750% due 09/30/24 ~	200,000	217,500
Aleris International Inc 9.500% due 04/01/21 ~	100,000	107,750
Allegheny Technologies Inc 7.875% due 08/15/23	200,000	197,000
Anglo American Capital PLC (United Kingdom) 3.625% due 05/14/20 ~	500,000	508,100
ArcelorMittal (Luxembourg)
6.125% due 06/01/25	200,000	220,000
6.250% due 08/05/20	100,000	109,250
7.250% due 02/25/22	200,000	226,500
8.000% due 10/15/39	350,000	385,819
10.850% due 06/01/19	50,000	58,750
Ashland LLC
3.875% due 04/15/18	37,000	38,110
4.750% due 08/15/22	250,000	260,312
Axalta Coating Systems LLC 4.875% due 08/15/24 ~	150,000	150,375
Barminco Finance Pty Ltd (Australia) 9.000% due 06/01/18 ~	50,000	51,625
Blue Cube Spinco Inc
9.750% due 10/15/23	65,000	77,675
10.000% due 10/15/25	85,000	103,062
BlueScope Steel Finance Ltd (Australia) 6.500% due 05/15/21 ~	82,000	87,092
Cascades Inc (Canada) 5.500% due 07/15/22 ~	90,000	91,800
CF Industries Inc
3.450% due 06/01/23	255,000	230,520
4.950% due 06/01/43	39,000	32,078
5.375% due 03/15/44	225,000	186,820
7.125% due 05/01/20	50,000	54,750
Clearwater Paper Corp 5.375% due 02/01/25 ~	50,000	49,625
Cliffs Natural Resources Inc
8.000% due 09/30/20 ~	122,000	127,490
8.250% due 03/31/20 ~	50,000	55,000
Commercial Metals Co
4.875% due 05/15/23	100,000	101,000
7.350% due 08/15/18	100,000	106,500
Consolidated Energy Finance SA (Trinidad and Tobago) 6.750% due 10/15/19 ~	200,000	201,000
Constellium NV (Netherlands) 5.750% due 05/15/24 ~	50,000	47,000
CVR Partners LP 9.250% due 06/15/23 ~	100,000	103,375

	Principal Amount	Value
Eldorado Gold Corp (Canada) 6.125% due 12/15/20 ~	$60,000	$61,200
First Quantum Minerals Ltd (Canada)
6.750% due 02/15/20 ~	132,000	132,330
7.250% due 05/15/22 ~	200,000	198,000
Freeport-McMoRan Inc
2.375% due 03/15/18	500,000	498,750
3.100% due 03/15/20	100,000	98,000
3.550% due 03/01/22	500,000	467,500
3.875% due 03/15/23	100,000	92,250
5.450% due 03/15/43	350,000	291,382
GCP Applied Technologies Inc 9.500% due 02/01/23 ~	27,000	31,050
Hecla Mining Co 6.875% due 05/01/21	100,000	102,750
Hexion Inc
6.625% due 04/15/20	148,000	131,720
8.875% due 02/01/18	85,000	85,000
9.000% due 11/15/20	100,000	78,500
10.000% due 04/15/20	100,000	99,875
HudBay Minerals Inc (Canada)
7.250% due 01/15/23 ~	200,000	207,500
7.625% due 01/15/25 ~	25,000	26,047
Huntsman International LLC 4.875% due 11/15/20	100,000	104,125
IAMGOLD Corp (Canada) 6.750% due 10/01/20 ~	100,000	98,000
INEOS Group Holdings SA (Luxembourg) 5.875% due 02/15/19 ~	275,000	281,325
Joseph T Ryerson & Son Inc 11.000% due 05/15/22 ~	75,000	82,688
Kinross Gold Corp (Canada) 5.125% due 09/01/21	150,000	153,093
Kissner Holdings LP (Canada) 8.375% due 12/01/22 ~	100,000	101,250
Lundin Mining Corp (Canada)
7.500% due 11/01/20 ~	90,000	96,187
7.875% due 11/01/22 ~	100,000	109,250
Mercer International Inc (Canada)
7.000% due 12/01/19	100,000	103,375
7.750% due 12/01/22	100,000	105,500
Momentive Performance Materials Inc 3.880% due 10/24/21	95,000	89,775
New Gold Inc (Canada) 6.250% due 11/15/22 ~	100,000	103,000
Olin Corp 5.500% due 08/15/22	100,000	103,500
Platform Specialty Products Corp 6.500% due 02/01/22 ~	136,000	137,700
PolyOne Corp 5.250% due 03/15/23	91,000	92,820
PQ Corp 6.750% due 11/15/22 ~	14,000	15,015
Rain CII Carbon LLC 8.250% due 01/15/21 ~	200,000	199,000
Rayonier AM Products Inc 5.500% due 06/01/24 ~	81,000	76,140
Real Alloy Holding Inc 10.000% due 01/15/19 ~	50,000	50,625
Resolute Forest Products Inc 5.875% due 05/15/23	100,000	90,500
Signode Industrial Group Lux SA 6.375% due 05/01/22 ~	125,000	126,250
Steel Dynamics Inc 5.125% due 10/01/21	310,000	324,861
Stora Enso OYJ (Finland) 7.250% due 04/15/36 ~	100,000	111,500
Teck Resources Ltd (Canada)
4.750% due 01/15/22	100,000	100,750
6.250% due 07/15/41	400,000	387,472

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-32

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
8.000% due 06/01/21 ~	$19,000	$20,948
8.500% due 06/01/24 ~	238,000	274,890
Tembec Industries Inc (Canada) 9.000% due 12/15/19 ~	50,000	47,000
The Chemours Co
6.625% due 05/15/23	180,000	179,100
7.000% due 05/15/25	130,000	128,700
TPC Group Inc 8.750% due 12/15/20 ~	100,000	85,000
Tronox Finance LLC
6.375% due 08/15/20	100,000	94,000
7.500% due 03/15/22 ~	45,000	42,188
United States Steel Corp
7.375% due 04/01/20	48,000	51,720
7.500% due 03/15/22	100,000	103,750
8.375% due 07/01/21 ~	234,000	259,279
Valvoline Inc 5.500% due 07/15/24 ~	100,000	103,750
WR Grace & Co 5.625% due 10/01/24 ~	100,000	105,375

		11,737,758

Communications - 20.4%

Acosta Inc 7.750% due 10/01/22 ~	80,000	67,600
Affinion Group Inc 7.875% due 12/15/18	100,000	87,500
Alcatel-Lucent USA Inc (France) 6.450% due 03/15/29	100,000	104,750
Altice Financing SA (Luxembourg)
6.625% due 02/15/23 ~	200,000	206,000
7.500% due 05/15/26 ~	300,000	312,750
Altice Finco SA (Luxembourg)
8.125% due 01/15/24 ~	200,000	208,000
9.875% due 12/15/20 ~	100,000	105,750
Altice Luxembourg SA (Luxembourg)
7.625% due 02/15/25 ~	200,000	210,750
7.750% due 05/15/22 ~	400,000	428,000
Altice US Finance I Corp
5.375% due 07/15/23 ~	200,000	208,250
5.500% due 05/15/26 ~	200,000	204,500
AMC Networks Inc
4.750% due 12/15/22	68,000	68,595
5.000% due 04/01/24	100,000	100,625
Anixter Inc
5.125% due 10/01/21	50,000	52,250
5.500% due 03/01/23	100,000	104,125
Avaya Inc
7.000% due 04/01/19 ~	250,000	220,000
10.500% due 03/01/21 ~	200,000	87,000
Cablevision Systems Corp
5.875% due 09/15/22	100,000	97,750
7.750% due 04/15/18	100,000	105,750
8.000% due 04/15/20	100,000	110,000
CBS Radio Inc 7.250% due 11/01/24 ~	100,000	104,750
CCO Holdings LLC
5.125% due 02/15/23	125,000	128,750
5.125% due 05/01/23 ~	200,000	206,500
5.250% due 03/15/21	100,000	103,051
5.250% due 09/30/22	100,000	103,750
5.375% due 05/01/25 ~	100,000	103,250
5.500% due 05/01/26 ~	150,000	153,375
5.750% due 09/01/23	50,000	52,375
5.750% due 01/15/24	100,000	104,750
5.750% due 02/15/26 ~	365,000	378,687
5.875% due 04/01/24 ~	192,000	205,440
5.875% due 05/01/27 ~	100,000	104,000
Cengage Learning Inc 9.500% due 06/15/24 ~	111,000	99,068

	Principal Amount	Value
CenturyLink Inc
5.625% due 04/01/20	$122,000	$129,473
5.625% due 04/01/25	200,000	190,750
5.800% due 03/15/22	400,000	410,352
7.650% due 03/15/42	100,000	88,000
Cequel Communications Holdings I LLC
5.125% due 12/15/21 ~	244,000	249,490
6.375% due 09/15/20 ~	117,000	120,803
Cincinnati Bell Inc 7.000% due 07/15/24 ~	200,000	212,000
Clear Channel International BV 8.750% due 12/15/20 ~	100,000	105,750
Clear Channel Worldwide Holdings Inc
6.500% due 11/15/22	307,000	313,507
7.625% due 03/15/20	200,000	200,624
Cogent Communications Finance Inc 5.625% due 04/15/21 ~	100,000	101,250
CommScope Inc
4.375% due 06/15/20 ~	20,000	20,500
5.500% due 06/15/24 ~	110,000	114,263
CommScope Technologies Finance LLC 6.000% due 06/15/25 ~	257,000	273,705
Consolidated Communications Inc 6.500% due 10/01/22	100,000	99,750
CSC Holdings LLC
5.250% due 06/01/24	200,000	196,000
5.500% due 04/15/27 ~	200,000	203,000
6.750% due 11/15/21	100,000	107,750
7.625% due 07/15/18	50,000	53,500
10.125% due 01/15/23 ~	300,000	347,250
10.875% due 10/15/25 ~	200,000	238,500
Cumulus Media Holdings Inc 7.750% due 05/01/19	100,000	41,438
DISH DBS Corp
4.250% due 04/01/18	167,000	171,654
5.000% due 03/15/23	100,000	99,750
5.125% due 05/01/20	100,000	103,750
5.875% due 07/15/22	200,000	211,000
5.875% due 11/15/24	365,000	376,954
6.750% due 06/01/21	300,000	326,250
7.750% due 07/01/26	318,000	359,340
Embarq Corp 7.995% due 06/01/36	200,000	188,000
Frontier Communications Corp
6.250% due 09/15/21	40,000	38,100
6.875% due 01/15/25	130,000	110,663
7.125% due 01/15/23	200,000	182,000
7.625% due 04/15/24	150,000	135,000
8.500% due 04/15/20	200,000	210,750
8.875% due 09/15/20	200,000	213,750
9.000% due 08/15/31	100,000	85,750
9.250% due 07/01/21	100,000	105,375
10.500% due 09/15/22	235,000	247,937
11.000% due 09/15/25	380,000	393,775
GCI Inc 6.750% due 06/01/21	100,000	103,000
Gogo Intermediate Holdings LLC 12.500% due 07/01/22 ~	85,000	92,438
Gray Television Inc
5.125% due 10/15/24 ~	45,000	43,650
5.875% due 07/15/26 ~	175,000	174,125
Hughes Satellite Systems Corp
5.250% due 08/01/26 ~	75,000	73,688
6.500% due 06/15/19	94,000	102,578
6.625% due 08/01/26 ~	165,000	166,237
7.625% due 06/15/21	95,000	104,619
IAC/InterActiveCorp 4.875% due 11/30/18	42,000	42,704
iHeartCommunications Inc
9.000% due 12/15/19	200,000	164,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-33

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
9.000% due 03/01/21	$150,000	$111,563
9.000% due 09/15/22	115,000	84,956
10.000% due 01/15/18	140,000	105,000
10.625% due 03/15/23	250,000	190,000
11.250% due 03/01/21	100,000	76,750
Inmarsat Finance PLC (United Kingdom) 4.875% due 05/15/22 ~	190,000	185,725
Intelsat Jackson Holdings SA (Luxembourg)
5.500% due 08/01/23	180,000	122,184
7.250% due 04/01/19	150,000	126,750
7.250% due 10/15/20	250,000	195,000
7.500% due 04/01/21	250,000	191,875
8.000% due 02/15/24 ~	200,000	206,500
Intelsat Luxembourg SA (Luxembourg)
7.750% due 06/01/21	116,000	38,570
8.125% due 06/01/23	100,000	31,750
Lamar Media Corp
5.000% due 05/01/23	200,000	207,000
5.375% due 01/15/24	45,000	46,800
Level 3 Financing Inc
5.125% due 05/01/23	150,000	150,937
5.250% due 03/15/26 ~	100,000	99,250
5.375% due 08/15/22	85,000	87,975
5.375% due 01/15/24	200,000	202,500
5.375% due 05/01/25	80,000	81,800
6.125% due 01/15/21	50,000	51,938
Liberty Interactive LLC 8.250% due 02/01/30	100,000	107,000
LIN Television Corp 5.875% due 11/15/22	100,000	102,250
Match Group Inc 6.750% due 12/15/22	100,000	105,875
MDC Partners Inc 6.500% due 05/01/24 ~	100,000	90,500
Mediacom Broadband LLC 6.375% due 04/01/23	100,000	105,500
MHGE Parent LLC 8.500% due 08/01/19 ~	90,000	90,900
Millicom International Cellular SA (Luxembourg) 6.625% due 10/15/21 ~	125,000	132,181
Netflix Inc
4.375% due 11/15/26 ~	105,000	101,981
5.500% due 02/15/22	150,000	162,375
5.875% due 02/15/25	75,000	81,094
NeuStar Inc 4.500% due 01/15/23	50,000	51,375
Nexstar Broadcasting Inc 6.875% due 11/15/20	100,000	103,750
Nexstar Escrow Corp 5.625% due 08/01/24 ~	159,702	158,903
Nielsen Finance LLC
4.500% due 10/01/20	50,000	50,938
5.000% due 04/15/22 ~	270,000	275,737
Nokia OYJ (Finland)
5.375% due 05/15/19	100,000	105,925
6.625% due 05/15/39	50,000	53,000
Outfront Media Capital LLC
5.250% due 02/15/22	50,000	52,063
5.875% due 03/15/25	100,000	105,125
Plantronics Inc 5.500% due 05/31/23 ~	126,000	127,575
Qualitytech LP 5.875% due 08/01/22	100,000	102,125
Quebecor Media Inc (Canada) 5.750% due 01/15/23	100,000	104,125
Qwest Capital Funding Inc 7.750% due 02/15/31	150,000	137,250
Radio One Inc 7.375% due 04/15/22 ~	100,000	99,500

	Principal Amount	Value
Sable International Finance Ltd 6.875% due 08/01/22 ~	$100,000	$104,500
SFR Group SA (France)
6.000% due 05/15/22 ~	500,000	515,000
6.250% due 05/15/24 ~	150,000	151,312
7.375% due 05/01/26 ~	567,000	581,175
Sinclair Television Group Inc
5.375% due 04/01/21	100,000	103,250
5.625% due 08/01/24 ~	195,000	199,875
Sirius XM Radio Inc
4.250% due 05/15/20 ~	80,000	81,300
4.625% due 05/15/23 ~	80,000	79,500
5.375% due 07/15/26 ~	171,000	167,580
5.750% due 08/01/21 ~	200,000	208,690
6.000% due 07/15/24 ~	195,000	204,262
SoftBank Group Corp (Japan) 4.500% due 04/15/20 ~	350,000	359,625
Sprint Capital Corp
6.875% due 11/15/28	300,000	297,000
6.900% due 05/01/19	150,000	159,187
8.750% due 03/15/32	200,000	220,500
Sprint Communications Inc
6.000% due 11/15/22	200,000	202,000
7.000% due 03/01/20 ~	100,000	108,750
7.000% due 08/15/20	200,000	212,522
9.000% due 11/15/18 ~	400,000	442,000
11.500% due 11/15/21	100,000	123,250
Sprint Corp
7.125% due 06/15/24	200,000	206,500
7.250% due 09/15/21	250,000	266,250
7.625% due 02/15/25	250,000	263,437
7.875% due 09/15/23	600,000	642,000
Starz LLC 5.000% due 09/15/19	100,000	101,125
T-Mobile USA Inc
5.250% due 09/01/18	127,000	129,064
6.000% due 03/01/23	315,000	333,506
6.250% due 04/01/21	139,000	144,907
6.375% due 03/01/25	325,000	348,156
6.464% due 04/28/19	100,000	101,875
6.500% due 01/15/26	280,000	303,450
6.625% due 04/01/23	193,000	205,062
6.633% due 04/28/21	150,000	156,937
6.731% due 04/28/22	250,000	261,875
6.836% due 04/28/23	200,000	214,750
TEGNA Inc
4.875% due 09/15/21 ~	200,000	204,000
5.125% due 07/15/20	88,000	91,410
Telecom Italia Capital SA (Italy) 7.200% due 07/18/36	250,000	247,685
Telecom Italia SPA (Italy) 5.303% due 05/30/24 ~	550,000	538,312
Telesat Canada (Canada) 8.875% due 11/15/24 ~	85,000	88,825
The McClatchy Co 9.000% due 12/15/22	146,000	156,220
TIBCO Software Inc 11.375% due 12/01/21 ~	145,000	145,362
Time Inc 5.750% due 04/15/22 ~	67,000	69,680
Tribune Media Co 5.875% due 07/15/22	175,000	178,281
United States Cellular Corp 6.700% due 12/15/33	100,000	99,500
Unitymedia GmbH (Germany) 6.125% due 01/15/25 ~	300,000	309,750
Univision Communications Inc
5.125% due 05/15/23 ~	100,000	98,875
5.125% due 02/15/25 ~	199,000	191,040
6.750% due 09/15/22 ~	90,000	94,838

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-34

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
UPCB Finance IV Ltd (Netherlands) 5.375% due 01/15/25 ~	$200,000	$202,500
VeriSign Inc
4.625% due 05/01/23	75,000	76,500
5.250% due 04/01/25	100,000	102,750
ViaSat Inc 6.875% due 06/15/20	50,000	51,531
Videotron Ltd (Canada) 5.375% due 06/15/24 ~	100,000	103,000
Virgin Media Finance PLC (United Kingdom) 5.750% due 01/15/25 ~	250,000	251,562
Virgin Media Secured Finance PLC (United Kingdom) 5.500% due 08/15/26 ~	100,000	100,000
West Corp 5.375% due 07/15/22 ~	100,000	97,000
WideOpenWest Finance LLC 10.250% due 07/15/19	182,000	192,465
Wind Acquisition Finance SA (Italy)
4.750% due 07/15/20 ~	95,000	96,188
6.500% due 04/30/20 ~	200,000	208,500
7.375% due 04/23/21 ~	250,000	260,625
Windstream Services LLC
7.500% due 04/01/23	100,000	96,750
7.750% due 10/01/21	300,000	309,900
Zayo Group LLC
6.000% due 04/01/23	90,000	94,050
6.375% due 05/15/25	100,000	104,875
Ziggo Bond Finance BV (Netherlands) 6.000% due 01/15/27 ~	200,000	194,500
Ziggo Secured Finance BV (Netherlands) 5.500% due 01/15/27 ~	200,000	195,460

		32,036,409

Consumer, Cyclical - 13.5%

24 Hour Holdings III LLC 8.000% due 06/01/22 ~	70,000	59,850
Adient Global Holdings Ltd 4.875% due 08/15/26 ~	200,000	196,500
Air Canada (Canada) 7.750% due 04/15/21 ~	50,000	56,125
Algeco Scotsman Global Finance PLC (United Kingdom)
8.500% due 10/15/18 ~	100,000	93,250
10.750% due 10/15/19 ~	100,000	71,500
Allison Transmission Inc 5.000% due 10/01/24 ~	170,000	172,125
AMC Entertainment Holdings Inc
5.875% due 02/15/22	100,000	105,125
5.875% due 11/15/26 ~	115,000	117,875
American Airlines Group Inc 6.125% due 06/01/18	186,000	194,602
American Axle & Manufacturing Inc 6.625% due 10/15/22	200,000	207,240
American Builders & Contractors Supply Co Inc 5.625% due 04/15/21 ~	79,000	81,765
American Tire Distributors Inc 10.250% due 03/01/22 ~	147,000	141,757
AmeriGas Finance LLC 7.000% due 05/20/22	38,000	40,066
Aramark Services Inc
5.125% due 01/15/24	100,000	103,375
5.125% due 01/15/24 ~	155,000	160,231
5.750% due 03/15/20	26,000	26,569
Asbury Automotive Group Inc 6.000% due 12/15/24	100,000	102,750
BCD Acquisition Inc 9.625% due 09/15/23 ~	80,000	86,000

	Principal Amount	Value
Beazer Homes USA Inc
5.750% due 06/15/19	$100,000	$104,000
8.750% due 03/15/22 ~	105,000	113,663
Boyd Gaming Corp
6.375% due 04/01/26 ~	100,000	108,200
6.875% due 05/15/23	87,000	93,851
Brinker International Inc 3.875% due 05/15/23	100,000	94,875
Brookfield Residential Properties Inc (Canada)
6.125% due 07/01/22 ~	100,000	101,000
6.500% due 12/15/20 ~	40,000	41,100
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/20	100,000	105,250
11.000% due 10/01/21	200,000	219,500
Caesars Growth Properties Holdings LLC 9.375% due 05/01/22	50,000	54,125
CalAtlantic Group Inc
6.625% due 05/01/20	50,000	55,063
8.375% due 05/15/18	75,000	81,750
8.375% due 01/15/21	100,000	117,000
Carmike Cinemas Inc 6.000% due 06/15/23 ~	100,000	106,000
Carrols Restaurant Group Inc 8.000% due 05/01/22	100,000	108,250
Cedar Fair LP
5.250% due 03/15/21	50,000	51,650
5.375% due 06/01/24	100,000	103,500
Chinos Intermediate Holdings A Inc 7.750% Cash or 8.500% PIK due 05/01/19 ~	54,340	22,551
Choice Hotels International Inc 5.750% due 07/01/22	50,000	53,625
Churchill Downs Inc 5.375% due 12/15/21	100,000	104,250
Cinemark USA Inc 4.875% due 06/01/23	125,000	127,187
Claire’s Stores Inc 9.000% due 03/15/19 ~	200,000	102,000
CST Brands Inc 5.000% due 05/01/23	50,000	51,875
Dana Inc
5.375% due 09/15/21	50,000	52,000
5.500% due 12/15/24	100,000	102,500
Diamond Resorts International Inc
7.750% due 09/01/23 ~	55,000	55,825
10.750% due 09/01/24 ~	50,000	49,250
Dollar Tree Inc
5.250% due 03/01/20	110,000	113,438
5.750% due 03/01/23	295,000	313,827
DriveTime Automotive Group Inc 8.000% due 06/01/21 ~	100,000	97,375
Ferrellgas LP
6.500% due 05/01/21	100,000	99,500
6.750% due 06/15/23	100,000	98,750
Fiat Chrysler Automobiles NV (United Kingdom)
4.500% due 04/15/20	200,000	204,500
5.250% due 04/15/23	250,000	255,512
GameStop Corp
5.500% due 10/01/19 ~	50,000	51,375
6.750% due 03/15/21 ~	100,000	101,000
Gibson Brands Inc 8.875% due 08/01/18 ~	50,000	46,500
Global Partners LP 7.000% due 06/15/23	100,000	97,000
GLP Capital LP
4.375% due 11/01/18	111,000	115,406
4.375% due 04/15/21	50,000	52,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-35

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
4.875% due 11/01/20	$72,000	$75,960
5.375% due 11/01/23	26,000	27,950
5.375% due 04/15/26	100,000	104,540
Group 1 Automotive Inc 5.000% due 06/01/22	65,000	64,513
Guitar Center Inc 6.500% due 04/15/19 ~	55,000	50,188
H&E Equipment Services Inc 7.000% due 09/01/22	150,000	158,625
Hanesbrands Inc
4.625% due 05/15/24 ~	161,000	156,975
4.875% due 05/15/26 ~	80,000	78,600
HD Supply Inc
5.250% due 12/15/21 ~	110,000	116,462
5.750% due 04/15/24 ~	100,000	105,820
Hilton Domestic Operating Co Inc 4.250% due 09/01/24 ~	105,000	102,375
Hilton Worldwide Finance LLC 5.625% due 10/15/21	163,000	168,390
IHO Verwaltungs GmbH (Germany) 4.750% Cash or 5.500% PIK due 09/15/26 ~	200,000	193,500
International Game Technology PLC
5.625% due 02/15/20 ~	200,000	212,000
6.250% due 02/15/22 ~	200,000	215,500
6.500% due 02/15/25 ~	100,000	107,750
Isle of Capri Casinos Inc 5.875% due 03/15/21	150,000	155,344
Jack Ohio Finance LLC 6.750% due 11/15/21 ~	90,000	91,350
Jaguar Land Rover Automotive PLC (United Kingdom) 4.125% due 12/15/18 ~	200,000	206,250
JC Penney Corp Inc
5.650% due 06/01/20	150,000	148,687
5.750% due 02/15/18	100,000	102,750
5.875% due 07/01/23 ~	30,000	31,013
6.375% due 10/15/36	51,000	43,159
7.400% due 04/01/37	63,000	57,015
Jo-Ann Stores LLC 8.125% due 03/15/19 ~	20,000	19,950
KB Home
4.750% due 05/15/19	200,000	205,000
7.000% due 12/15/21	100,000	106,000
KFC Holding Co
5.000% due 06/01/24 ~	163,000	166,871
5.250% due 06/01/26 ~	142,000	144,485
L Brands Inc
5.625% due 02/15/22	150,000	160,312
5.625% due 10/15/23	100,000	108,250
6.625% due 04/01/21	50,000	56,375
6.750% due 07/01/36	90,000	91,575
6.875% due 11/01/35	50,000	51,250
7.600% due 07/15/37	100,000	102,750
8.500% due 06/15/19	100,000	115,500
Landry’s Inc 6.750% due 10/15/24 ~	60,000	61,050
Lennar Corp
4.500% due 06/15/19	40,000	41,500
4.500% due 11/15/19	100,000	104,375
4.750% due 12/15/17	100,000	102,000
4.750% due 11/15/22	100,000	103,000
4.750% due 05/30/25	100,000	98,000
Levi Strauss & Co 5.000% due 05/01/25	140,000	140,700
Lions Gate Entertainment Corp 5.875% due 11/01/24 ~	90,000	91,800
LKQ Corp 4.750% due 05/15/23	100,000	100,000

	Principal Amount	Value
LTF Merger Sub Inc 8.500% due 06/15/23 ~	$100,000	$104,000
M/I Homes Inc 6.750% due 01/15/21	100,000	104,750
Mattamy Group Corp (Canada) 6.500% due 11/15/20 ~	100,000	102,000
MDC Holdings Inc 5.500% due 01/15/24	100,000	103,750
Meritage Homes Corp 6.000% due 06/01/25	200,000	203,500
Meritor Inc
6.250% due 02/15/24	100,000	98,500
6.750% due 06/15/21	50,000	51,375
MGM Resorts International
4.625% due 09/01/26	150,000	145,125
6.000% due 03/15/23	100,000	108,250
6.625% due 12/15/21	119,000	133,280
6.750% due 10/01/20	100,000	111,500
7.750% due 03/15/22	100,000	115,250
8.625% due 02/01/19	150,000	169,312
Michaels Stores Inc 5.875% due 12/15/20 ~	50,000	51,563
Mohegan Tribal Gaming Authority 7.875% due 10/15/24 ~	155,000	158,681
MPG Holdco I Inc 7.375% due 10/15/22	130,000	136,500
National CineMedia LLC 6.000% due 04/15/22	50,000	52,000
Navistar International Corp 8.250% due 11/01/21	103,000	104,545
NCL Corp Ltd
4.625% due 11/15/20 ~	170,000	173,825
4.750% due 12/15/21 ~	90,000	90,169
Neiman Marcus Group Ltd LLC
8.000% due 10/15/21 ~	27,000	20,183
8.750% Cash or 9.500% PIK
due 10/15/21 ~	114,000	81,225
New Albertsons Inc
7.450% due 08/01/29	100,000	95,000
7.750% due 06/15/26	100,000	99,500
New Red Finance Inc (Canada)
4.625% due 01/15/22 ~	156,000	159,510
6.000% due 04/01/22 ~	200,000	209,500
Nine West Holdings Inc
6.125% due 11/15/34	50,000	9,500
8.250% due 03/15/19 ~	100,000	20,000
Penn National Gaming Inc 5.875% due 11/01/21	50,000	52,375
Penske Automotive Group Inc
5.500% due 05/15/26	65,000	64,350
5.750% due 10/01/22	100,000	103,500
PetSmart Inc 7.125% due 03/15/23 ~	267,000	273,007
Pinnacle Entertainment Inc 5.625% due 05/01/24 ~	80,000	80,400
PulteGroup Inc
4.250% due 03/01/21	114,286	117,429
5.000% due 01/15/27	80,000	76,300
5.500% due 03/01/26	100,000	99,625
6.000% due 02/15/35	100,000	96,500
PVH Corp 4.500% due 12/15/22	156,000	159,120
Regal Entertainment Group
5.750% due 03/15/22	54,000	56,700
5.750% due 02/01/25	100,000	102,000
Rite Aid Corp
6.125% due 04/01/23 ~	190,000	204,962
6.750% due 06/15/21	100,000	105,116
9.250% due 03/15/20	100,000	103,875

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-36

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Rivers Pittsburgh Borrower LP 6.125% due 08/15/21 ~	$70,000	$71,750
Royal Caribbean Cruises Ltd 5.250% due 11/15/22	100,000	107,375
Sabre GLBL Inc
5.250% due 11/15/23 ~	130,000	134,143
5.375% due 04/15/23 ~	47,000	48,175
Sally Holdings LLC
5.625% due 12/01/25	40,000	41,800
5.750% due 06/01/22	150,000	156,562
Schaeffler Finance BV (Germany) 4.250% due 05/15/21 ~	200,000	205,000
Scientific Games Corp 8.125% due 09/15/18	100,000	101,375
Scientific Games International Inc
7.000% due 01/01/22 ~	100,000	107,750
10.000% due 12/01/22	300,000	300,000
Shea Homes LP 5.875% due 04/01/23 ~	100,000	98,000
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	74,000	75,684
Sonic Automotive Inc 5.000% due 05/15/23	100,000	97,750
Station Casinos LLC 7.500% due 03/01/21	100,000	105,000
Studio City Co Ltd (Hong Kong) 5.875% due 11/30/19 ~	200,000	206,000
Suburban Propane Partners LP
5.500% due 06/01/24	50,000	50,875
7.375% due 08/01/21	73,000	75,738
Taylor Morrison Communities Inc 5.250% due 04/15/21 ~	100,000	103,000
Tempur Sealy International Inc
5.500% due 06/15/26	64,000	64,480
5.625% due 10/15/23	100,000	103,750
Tenneco Inc
5.000% due 07/15/26	80,000	78,700
5.375% due 12/15/24	25,000	25,945
The Gap Inc 5.950% due 04/12/21	150,000	157,872
The Goodyear Tire & Rubber Co
5.000% due 05/31/26	80,000	79,835
5.125% due 11/15/23	115,000	119,025
7.000% due 05/15/22	100,000	105,750
The Men’s Wearhouse Inc 7.000% due 07/01/22	70,000	68,950
The William Carter Co 5.250% due 08/15/21	50,000	52,063
Toll Brothers Finance Corp
4.375% due 04/15/23	100,000	100,125
8.910% due 10/15/17	100,000	105,375
Tops Holding LLC 8.000% due 06/15/22 ~	133,000	115,045
TRI Pointe Group Inc 5.875% due 06/15/24	100,000	103,500
TRU Taj LLC 12.000% due 08/15/21 ~	100,000	98,500
United Continental Holdings Inc 6.000% due 12/01/20	150,000	160,125
Univar USA Inc 6.750% due 07/15/23 ~	100,000	103,750
Viking Cruises Ltd 8.500% due 10/15/22 ~	145,000	150,981
Virgin Australia Holdings Ltd (Australia) 7.875% due 10/15/21 ~	100,000	100,750
Vista Outdoor Inc 5.875% due 10/01/23	100,000	105,188
William Lyon Homes Inc 7.000% due 08/15/22	100,000	104,000
WMG Acquisition Corp 6.750% due 04/15/22 ~	150,000	158,625

	Principal Amount	Value
Wynn Las Vegas LLC
4.250% due 05/30/23 ~	$100,000	$95,594
5.375% due 03/15/22	50,000	51,313
5.500% due 03/01/25 ~	300,000	298,350
Yum! Brands Inc
3.875% due 11/01/20	100,000	102,500
5.350% due 11/01/43	100,000	82,750
6.875% due 11/15/37	100,000	98,000
ZF North America Capital Inc (Germany)
4.000% due 04/29/20 ~	200,000	208,750
4.750% due 04/29/25 ~	150,000	153,187

		21,134,494

Consumer, Non-Cyclical - 14.9%

Acadia Healthcare Co Inc 6.125% due 03/15/21	100,000	103,625
ACCO Brands Corp 6.750% due 04/30/20	50,000	52,625
Ahern Rentals Inc 7.375% due 05/15/23 ~	50,000	42,250
Albertsons Cos LLC
5.750% due 03/15/25 ~	270,000	267,975
6.625% due 06/15/24 ~	84,000	87,780
Alere Inc
6.500% due 06/15/20	50,000	49,500
7.250% due 07/01/18	50,000	50,656
Alliance One International Inc
8.500% due 04/15/21 ~	50,000	50,875
9.875% due 07/15/21	100,000	86,125
AMAG Pharmaceuticals Inc 7.875% due 09/01/23 ~	60,000	60,300
APX Group Inc
6.375% due 12/01/19	125,000	129,219
7.875% due 12/01/22	58,000	63,075
8.750% due 12/01/20	80,000	81,000
Ashtead Capital Inc (United Kingdom) 6.500% due 07/15/22 ~	200,000	210,500
Avis Budget Car Rental LLC 5.500% due 04/01/23	183,000	180,484
Avon International Operations Inc 7.875% due 08/15/22 ~	70,000	74,113
Avon Products Inc 7.000% due 03/15/23	200,000	190,300
B&G Foods Inc 4.625% due 06/01/21	63,000	64,575
BI-LO LLC 8.625% Cash or 9.375% PIK due 09/15/18 ~	100,000	63,500
Brand Energy & Infrastructure Services Inc 8.500% due 12/01/21 ~	63,000	64,733
Bumble Bee Holdings Inc 9.000% due 12/15/17 ~	20,000	19,800
C&S Group Enterprises LLC 5.375% due 07/15/22 ~	100,000	97,000
Capsugel SA 7.000% Cash or 7.750% PIK due 05/15/19 ~	108,000	109,013
CEB Inc 5.625% due 06/15/23 ~	100,000	97,500
Centene Corp
4.750% due 05/15/22	225,000	228,375
4.750% due 01/15/25	70,000	68,513
5.625% due 02/15/21	41,000	43,210
6.125% due 02/15/24	158,000	166,887
Century Intermediate Holding Co 2 9.750% Cash or 9.750% PIK due 02/15/19 ~	100,000	99,375
Cenveo Corp 6.000% due 08/01/19 ~	90,000	80,775
Ceridian HCM Holding Inc 11.000% due 03/15/21 ~	100,000	103,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-37

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
CHS/Community Health Systems Inc
5.125% due 08/15/18	$31,000	$30,461
5.125% due 08/01/21	200,000	186,000
6.875% due 02/01/22	300,000	210,000
7.125% due 07/15/20	100,000	76,530
8.000% due 11/15/19	250,000	208,750
Concordia International Corp (Canada)
7.000% due 04/15/23 ~	121,000	38,720
9.000% due 04/01/22 ~	50,000	42,563
9.500% due 10/21/22 ~	25,000	9,000
Constellis Holdings LLC 9.750% due 05/15/20 ~	100,000	103,000
Cott Beverages Inc (Canada)
5.375% due 07/01/22	65,000	66,381
6.750% due 01/01/20	80,000	82,950
Darling Ingredients Inc 5.375% due 01/15/22	53,000	55,186
DaVita Inc
5.000% due 05/01/25	173,000	170,621
5.125% due 07/15/24	200,000	199,875
5.750% due 08/15/22	150,000	157,312
Dean Foods Co 6.500% due 03/15/23 ~	93,000	98,115
DJO Finco Inc 8.125% due 06/15/21 ~	149,000	130,003
DS Services of America Inc 10.000% due 09/01/21 ~	100,000	110,125
Edgewell Personal Care Co 4.700% due 05/19/21	150,000	157,910
Endo Finance LLC
5.375% due 01/15/23 ~	100,000	85,500
5.750% due 01/15/22 ~	50,000	44,750
Endo Ltd
6.000% due 07/15/23 ~	200,000	176,500
6.500% due 02/01/25 ~	200,000	167,500
Envision Healthcare Corp
5.125% due 07/01/22 ~	75,000	75,094
5.625% due 07/15/22	100,000	103,475
6.250% due 12/01/24 ~	100,000	105,750
FAGE International SA (Luxembourg) 5.625% due 08/15/26 ~	100,000	100,500
First Quality Finance Co Inc 4.625% due 05/15/21 ~	145,000	144,275
Fresenius Medical Care US Finance Inc (Germany) 5.750% due 02/15/21 ~	50,000	54,250
Fresenius Medical Care US Finance II Inc (Germany)
5.625% due 07/31/19 ~	100,000	106,875
5.875% due 01/31/22 ~	200,000	220,000
6.500% due 09/15/18 ~	100,000	106,250
FTI Consulting Inc 6.000% due 11/15/22	100,000	104,375
Great Lakes Dredge & Dock Corp 7.375% due 02/01/19	50,000	49,750
Grifols Worldwide Operations Ltd (Spain) 5.250% due 04/01/22	200,000	208,000
HCA Holdings Inc 6.250% due 02/15/21	200,000	215,750
HCA Inc
3.750% due 03/15/19	190,000	195,700
4.250% due 10/15/19	100,000	104,250
4.500% due 02/15/27	200,000	197,000
4.750% due 05/01/23	150,000	153,937
5.000% due 03/15/24	150,000	154,687
5.250% due 04/15/25	100,000	104,625
5.250% due 06/15/26	200,000	207,250
5.375% due 02/01/25	450,000	451,687
5.875% due 03/15/22	100,000	108,000
5.875% due 05/01/23	100,000	106,500

	Principal Amount	Value
5.875% due 02/15/26	$300,000	$309,750
6.500% due 02/15/20	210,000	230,265
7.500% due 02/15/22	250,000	284,375
HealthSouth Corp
5.750% due 11/01/24	150,000	152,625
5.750% due 09/15/25	100,000	100,000
Herc Rentals Inc
7.500% due 06/01/22 ~	40,000	42,350
7.750% due 06/01/24 ~	33,000	34,856
Hill-Rom Holdings Inc 5.750% due 09/01/23 ~	100,000	103,750
Hologic Inc 5.250% due 07/15/22 ~	190,000	200,687
IASIS Healthcare LLC 8.375% due 05/15/19	100,000	87,500
IHS Markit Ltd 5.000% due 11/01/22 ~	125,000	130,312
Ingles Markets Inc 5.750% due 06/15/23	100,000	103,250
inVentiv Group Holdings Inc 7.500% due 10/01/24 ~	95,000	99,978
Jaguar Holding Co II 6.375% due 08/01/23 ~	121,000	129,773
JBS USA LUX SA (Brazil)
5.875% due 07/15/24 ~	250,000	259,375
8.250% due 02/01/20 ~	150,000	154,500
Jurassic Holdings III Inc 6.875% due 02/15/21 ~	70,000	57,750
Kindred Healthcare Inc
6.375% due 04/15/22	100,000	89,625
8.000% due 01/15/20	70,000	70,000
Kinetic Concepts Inc
7.875% due 02/15/21 ~	57,000	61,988
9.625% due 10/01/21 ~	170,000	180,625
12.500% due 11/01/21 ~	150,000	157,875
Kronos Acquisition Holdings Inc (Canada) 9.000% due 08/15/23 ~	90,000	90,225
Lamb Weston Holdings Inc
4.625% due 11/01/24 ~	45,000	45,225
4.875% due 11/01/26 ~	75,000	74,391
Laureate Education Inc 9.250% due 09/01/19 ~	213,000	218,591
LifePoint Health Inc
5.500% due 12/01/21	135,000	140,484
5.875% due 12/01/23	35,000	35,525
Live Nation Entertainment Inc
4.875% due 11/01/24 ~	115,000	115,575
5.375% due 06/15/22 ~	50,000	52,000
LSC Communications Inc 8.750% due 10/15/23 ~	100,000	100,750
Mallinckrodt International Finance SA
4.750% due 04/15/23	68,000	59,500
4.875% due 04/15/20 ~	129,000	130,129
5.500% due 04/15/25 ~	128,000	115,200
5.625% due 10/15/23 ~	40,000	37,500
5.750% due 08/01/22 ~	95,000	91,913
MEDNAX Inc 5.250% due 12/01/23 ~	165,000	170,362
Molina Healthcare Inc 5.375% due 11/15/22	120,000	122,400
Monitronics International Inc 9.125% due 04/01/20	100,000	94,750
MPH Acquisition Holdings LLC 7.125% due 06/01/24 ~	217,000	228,957
NES Rentals Holdings Inc 7.875% due 05/01/18 ~	50,000	50,000
Opal Acquisition Inc 8.875% due 12/15/21 ~	100,000	86,000
Ortho-Clinical Diagnostics Inc 6.625% due 05/15/22 ~	150,000	133,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-38

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Pilgrim’s Pride Corp 5.750% due 03/15/25 ~	$44,000	$44,220
Pinnacle Foods Finance LLC 5.875% due 01/15/24	150,000	159,750
Post Holdings Inc
5.000% due 08/15/26 ~	159,000	152,640
6.000% due 12/15/22 ~	55,000	57,681
6.750% due 12/01/21 ~	120,000	128,400
7.750% due 03/15/24 ~	160,000	178,400
Prestige Brands Inc 5.375% due 12/15/21 ~	100,000	103,500
Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	444,000	484,515
RegionalCare Hospital Partners Holdings Inc 8.250% due 05/01/23 ~	87,000	87,218
Rent-A-Center Inc 6.625% due 11/15/20	100,000	92,000
Revlon Consumer Products Corp
5.750% due 02/15/21	50,000	50,500
6.250% due 08/01/24	100,000	102,750
Ritchie Bros Auctioneers Inc (Canada) 5.375% due 01/15/25 ~	20,000	20,450
RR Donnelley & Sons Co 7.875% due 03/15/21	100,000	103,500
Safeway Inc 7.250% due 02/01/31	100,000	97,850
Select Medical Corp 6.375% due 06/01/21	100,000	100,500
Service Corp International 5.375% due 05/15/24	215,000	225,212
Simmons Foods Inc 7.875% due 10/01/21 ~	100,000	103,250
Spectrum Brands Inc
5.750% due 07/15/25	199,000	207,457
6.625% due 11/15/22	100,000	106,750
SUPERVALU Inc 7.750% due 11/15/22	50,000	50,688
Team Health Inc 7.250% due 12/15/23 ~	25,000	28,500
Teleflex Inc 5.250% due 06/15/24	50,000	51,563
Tenet Healthcare Corp
4.375% due 10/01/21	167,000	165,330
4.500% due 04/01/21	51,000	51,000
4.750% due 06/01/20	100,000	101,000
5.000% due 03/01/19	100,000	98,000
5.500% due 03/01/19	110,000	108,625
6.250% due 11/01/18	140,000	148,400
6.750% due 02/01/20	100,000	95,750
6.750% due 06/15/23	278,000	245,335
7.500% due 01/01/22 ~	150,000	156,750
8.000% due 08/01/20	100,000	98,750
8.125% due 04/01/22	311,000	294,983
Tesco PLC (United Kingdom) 5.500% due 11/15/17 ~	100,000	102,753
The ADT Corp
3.500% due 07/15/22	50,000	47,875
4.875% due 07/15/32 ~	100,000	83,000
5.250% due 03/15/20	200,000	213,000
6.250% due 10/15/21	100,000	109,000
The Fresh Market Inc 9.750% due 05/01/23 ~	100,000	85,750
The Hertz Corp
5.500% due 10/15/24 ~	195,000	171,356
5.875% due 10/15/20	200,000	196,500
6.750% due 04/15/19	72,000	72,180
The Nature’s Bounty Co 7.625% due 05/15/21 ~	169,000	175,337
The Nielsen Co Luxembourg SARL 5.500% due 10/01/21 ~	138,000	143,692

	Principal Amount	Value
The ServiceMaster Co LLC 5.125% due 11/15/24 ~	$95,000	$96,663
The WhiteWave Foods Co 5.375% due 10/01/22	40,000	43,950
TMS International Corp 7.625% due 10/15/21 ~	100,000	96,000
TreeHouse Foods Inc
4.875% due 03/15/22	100,000	103,000
6.000% due 02/15/24 ~	15,000	15,788
United Rentals North America Inc
4.625% due 07/15/23	200,000	204,750
5.500% due 07/15/25	100,000	102,375
5.500% due 05/15/27	95,000	94,406
5.875% due 09/15/26	150,000	155,062
6.125% due 06/15/23	225,000	239,625
Universal Hospital Services Inc 7.625% due 08/15/20	100,000	99,500
US Foods Inc 5.875% due 06/15/24 ~	143,000	148,362
Valeant Pharmaceuticals International
6.375% due 10/15/20 ~	200,000	172,812
7.000% due 10/01/20 ~	10,000	8,669
7.250% due 07/15/22 ~	100,000	82,250
Valeant Pharmaceuticals International Inc
5.375% due 03/15/20 ~	200,000	170,000
5.625% due 12/01/21 ~	100,000	78,000
5.875% due 05/15/23 ~	450,000	342,000
6.125% due 04/15/25 ~	400,000	302,000
6.750% due 08/15/18 ~	200,000	190,500
7.500% due 07/15/21 ~	407,000	346,459
Vector Group Ltd 7.750% due 02/15/21	97,000	101,365
Vizient Inc 10.375% due 03/01/24 ~	60,000	68,100
WellCare Health Plans Inc 5.750% due 11/15/20	75,000	77,109
Wells Enterprises Inc 6.750% due 02/01/20 ~	26,000	26,943

		23,374,174

Diversified - 0.1%

HRG Group Inc 7.875% due 07/15/19	120,000	125,175
Stena AB (Sweden) 7.000% due 02/01/24 ~	100,000	89,065

		214,240

Energy - 14.7%

Alta Mesa Holdings LP 7.875% due 12/15/24 ~	30,000	31,200
Antero Midstream Partners LP 5.375% due 09/15/24 ~	100,000	102,250
Antero Resources Corp
5.000% due 03/01/25 ~	100,000	98,301
5.125% due 12/01/22	100,000	101,500
5.375% due 11/01/21	75,000	76,969
5.625% due 06/01/23	100,000	102,875
6.000% due 12/01/20	79,000	81,374
Archrock Partners LP 6.000% due 10/01/22	100,000	97,500
Atwood Oceanics Inc 6.500% due 02/01/20	50,000	46,000
Baytex Energy Corp (Canada) 5.625% due 06/01/24 ~	100,000	88,750
Bill Barrett Corp 7.625% due 10/01/19	35,335	34,982
Blue Racer Midstream LLC 6.125% due 11/15/22 ~	128,000	128,640
Bristow Group Inc 6.250% due 10/15/22	50,000	42,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-39

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Calfrac Holdings LP (Canada) 7.500% due 12/01/20 ~	$70,000	$60,725
California Resources Corp 8.000% due 12/15/22 ~	385,000	344,575
Callon Petroleum Co 6.125% due 10/01/24 ~	50,000	51,750
Calumet Specialty Products Partners LP
6.500% due 04/15/21	190,000	161,975
11.500% due 01/15/21 ~	100,000	114,750
Carrizo Oil & Gas Inc 6.250% due 04/15/23	170,000	175,100
Cenovus Energy Inc (Canada) 3.000% due 08/15/22	600,000	580,173
CGG SA (France) 6.875% due 01/15/22	100,000	46,500
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/25 ~	235,000	240,654
7.000% due 06/30/24 ~	200,000	217,500
Chesapeake Energy Corp
5.750% due 03/15/23	300,000	283,500
8.000% due 12/15/22 ~	403,000	436,953
8.000% due 01/15/25 ~	45,000	46,069
Clayton Williams Energy Inc 7.750% due 04/01/19	50,000	50,500
Comstock Resources Inc 10.000% Cash or 12.250% PIK due 03/15/20	100,000	103,000
Concho Resources Inc
4.375% due 01/15/25	75,000	75,226
5.500% due 04/01/23	100,000	104,130
6.500% due 01/15/22	200,000	206,950
CONSOL Energy Inc
5.875% due 04/15/22	200,000	197,000
8.000% due 04/01/23	75,000	77,344
Continental Resources Inc 5.000% due 09/15/22	600,000	607,884
Crestwood Midstream Partners LP
6.000% due 12/15/20	27,000	27,810
6.125% due 03/01/22	207,000	213,210
6.250% due 04/01/23	100,000	102,500
CrownRock LP 7.750% due 02/15/23 ~	100,000	108,500
CSI Compressco LP 7.250% due 08/15/22	50,000	47,500
CVR Refining LLC 6.500% due 11/01/22	100,000	99,750
DCP Midstream LLC
5.350% due 03/15/20 ~	200,000	208,500
5.850% due 05/21/43 § ~	100,000	85,500
DCP Midstream Operating LP
3.875% due 03/15/23	100,000	96,688
5.600% due 04/01/44	100,000	91,750
Denbury Resources Inc
5.500% due 05/01/22	268,000	235,170
9.000% due 05/15/21 ~	55,000	59,813
Diamond Offshore Drilling Inc 4.875% due 11/01/43	250,000	178,832
Diamondback Energy Inc
4.750% due 11/01/24 ~	60,000	59,100
5.375% due 05/31/25 ~	100,000	100,820
Eclipse Resources Corp 8.875% due 07/15/23	100,000	104,875
Enbridge Inc (Canada) 6.000% due 01/15/77 §	100,000	100,000
Endeavor Energy Resources LP 7.000% due 08/15/21 ~	50,000	52,250
Energy Transfer Equity LP
5.500% due 06/01/27	95,000	93,100
5.875% due 01/15/24	100,000	103,750
7.500% due 10/15/20	145,000	162,400

	Principal Amount	Value
Ensco PLC
4.500% due 10/01/24	$100,000	$86,000
4.700% due 03/15/21	250,000	241,730
5.200% due 03/15/25	100,000	86,867
5.750% due 10/01/44	125,000	91,250
EP Energy LLC
6.375% due 06/15/23	168,000	133,560
8.000% due 11/29/24 ~	105,000	113,368
9.375% due 05/01/20	150,000	139,030
Extraction Oil & Gas Holdings LLC 7.875% due 07/15/21 ~	68,855	74,019
Gastar Exploration Inc 8.625% due 05/15/18	50,000	49,250
Genesis Energy LP
5.750% due 02/15/21	100,000	101,500
6.000% due 05/15/23	50,000	51,125
6.750% due 08/01/22	100,000	104,400
Gibson Energy Inc (Canada) 6.750% due 07/15/21 ~	92,000	95,910
Gulfmark Offshore Inc 6.375% due 03/15/22	150,000	75,000
Gulfport Energy Corp
6.000% due 10/15/24 ~	135,000	138,037
6.375% due 05/15/25 ~	150,000	152,280
Halcon Resources Corp 8.625% due 02/01/20 ~	45,000	47,025
Hilcorp Energy I LP
5.000% due 12/01/24 ~	55,000	54,863
5.750% due 10/01/25 ~	67,000	68,173
Holly Energy Partners LP
6.000% due 08/01/24 ~	100,000	104,750
6.500% due 03/01/20	50,000	51,625
Jones Energy Holdings LLC 6.750% due 04/01/22	40,000	38,300
Jupiter Resources Inc (Canada) 8.500% due 10/01/22 ~	100,000	86,750
Laredo Petroleum Inc
5.625% due 01/15/22	100,000	101,250
7.375% due 05/01/22	100,000	104,125
Legacy Reserves LP 6.625% due 12/01/21	100,000	68,995
Martin Midstream Partners LP 7.250% due 02/15/21	100,000	99,250
Matador Resources Co 6.875% due 04/15/23	100,000	105,500
McDermott International Inc 8.000% due 05/01/21 ~	100,000	101,500
MEG Energy Corp (Canada)
6.500% due 03/15/21 ~	100,000	93,000
7.000% due 03/31/24 ~	150,000	136,500
Murphy Oil Corp
3.500% due 12/01/17	200,000	201,500
6.875% due 08/15/24	60,000	64,050
Murphy Oil USA Inc 6.000% due 08/15/23	37,000	38,758
Newfield Exploration Co
5.375% due 01/01/26	127,000	130,124
5.625% due 07/01/24	56,000	58,660
5.750% due 01/30/22	100,000	105,875
NGPL PipeCo LLC 9.625% due 06/01/19 ~	150,000	157,875
Niska Gas Storage Ltd 6.500% due 04/01/19	50,000	50,500
Noble Holding International Ltd (United Kingdom)
5.250% due 03/15/42	100,000	66,500
7.200% due 04/01/25	350,000	329,875
7.750% due 01/15/24	180,000	169,758
Northern Blizzard Resources Inc (Canada) 7.250% due 02/01/22 ~	65,000	65,000
Northern Oil & Gas Inc 8.000% due 06/01/20	160,000	133,600

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-40

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
NuStar Logistics LP
4.750% due 02/01/22	$100,000	$99,500
6.750% due 02/01/21	100,000	108,500
Oasis Petroleum Inc
6.500% due 11/01/21	100,000	102,375
6.875% due 03/15/22	200,000	206,000
ONEOK Inc
4.250% due 02/01/22	100,000	101,000
7.500% due 09/01/23	60,000	69,150
Pacific Drilling SA 5.375% due 06/01/20 ~	50,000	18,250
Parker Drilling Co 6.750% due 07/15/22	50,000	43,500
Parsley Energy LLC 5.375% due 01/15/25 ~	135,000	136,134
PBF Holding Co LLC
7.000% due 11/15/23 ~	55,000	55,000
8.250% due 02/15/20	80,000	82,100
PDC Energy Inc 7.750% due 10/15/22	100,000	107,000
Permian Resources LLC
7.125% due 11/01/20 ~	65,000	55,900
7.375% due 11/01/21 ~	50,000	42,625
13.000% due 11/30/20 ~	100,000	118,000
PHI Inc 5.250% due 03/15/19	50,000	47,250
Pioneer Energy Services Corp 6.125% due 03/15/22	50,000	46,250
Precision Drilling Corp (Canada)
5.250% due 11/15/24	50,000	47,000
6.625% due 11/15/20	59,791	60,987
Puma International Financing SA (Singapore) 6.750% due 02/01/21 ~	100,000	103,233
QEP Resources Inc
5.250% due 05/01/23	109,000	109,817
6.875% due 03/01/21	50,000	53,375
Range Resources Corp
4.875% due 05/15/25	88,000	85,690
5.000% due 03/15/23 ~	260,000	258,050
5.875% due 07/01/22 ~	100,000	104,500
Rice Energy Inc 6.250% due 05/01/22	175,000	180,687
Rockies Express Pipeline LLC
5.625% due 04/15/20 ~	100,000	105,750
6.000% due 01/15/19 ~	180,000	189,900
Rose Rock Midstream LP 5.625% due 11/15/23	50,000	49,000
Rowan Cos Inc
4.875% due 06/01/22	300,000	285,000
7.375% due 06/15/25	35,000	35,788
RSP Permian Inc
5.250% due 01/15/25 ~	100,000	100,750
6.625% due 10/01/22	40,000	42,500
Sabine Pass Liquefaction LLC
5.000% due 03/15/27 ~	200,000	202,500
5.625% due 04/15/23	200,000	213,500
5.625% due 03/01/25	189,000	202,939
5.750% due 05/15/24	300,000	323,250
5.875% due 06/30/26 ~	150,000	162,187
6.250% due 03/15/22	300,000	330,000
Sanchez Energy Corp
6.125% due 01/15/23	150,000	143,250
7.750% due 06/15/21	63,000	64,418
SESI LLC
6.375% due 05/01/19	100,000	100,500
7.125% due 12/15/21	39,000	39,878
Seven Generations Energy Ltd (Canada)
6.750% due 05/01/23 ~	100,000	107,000
6.875% due 06/30/23 ~	100,000	106,500
8.250% due 05/15/20 ~	50,000	53,250

	Principal Amount	Value
SM Energy Co
5.000% due 01/15/24	$100,000	$94,750
5.625% due 06/01/25	113,000	109,610
6.500% due 01/01/23	100,000	102,125
6.750% due 09/15/26	60,000	62,100
Southwestern Energy Co
4.100% due 03/15/22	50,000	47,490
5.800% due 01/23/20	300,000	310,500
6.700% due 01/23/25	100,000	102,750
Summit Midstream Holdings LLC 5.500% due 08/15/22	100,000	98,000
Sunoco LP
5.500% due 08/01/20	80,000	81,700
6.250% due 04/15/21	109,000	111,316
6.375% due 04/01/23	46,000	46,805
Targa Resources Partners LP
4.125% due 11/15/19	75,000	76,312
4.250% due 11/15/23	50,000	48,063
5.125% due 02/01/25 ~	150,000	149,437
5.250% due 05/01/23	77,000	78,155
6.750% due 03/15/24	100,000	107,750
Teine Energy Ltd (Canada) 6.875% due 09/30/22 ~	50,000	51,313
TerraForm Power Operating LLC
6.375% due 02/01/23 ~	69,000	70,207
6.625% due 06/15/25 ~	150,000	156,000
Tesoro Corp
4.750% due 12/15/23 ~	225,000	226,547
5.125% due 12/15/26 ~	105,000	106,394
5.375% due 10/01/22	150,000	156,187
Tesoro Logistics LP
5.250% due 01/15/25	100,000	102,500
5.500% due 10/15/19	110,000	116,875
6.125% due 10/15/21	70,000	73,675
6.250% due 10/15/22	115,000	122,475
The Williams Cos Inc
4.550% due 06/24/24	300,000	299,250
5.750% due 06/24/44	100,000	97,500
8.750% due 03/15/32	100,000	121,250
Transocean Inc
6.000% due 03/15/18	150,000	152,625
6.800% due 03/15/38	250,000	195,000
8.125% due 12/15/21	200,000	201,000
9.000% due 07/15/23 ~	150,000	154,500
Transocean Phoenix 2 Ltd 7.750% due 10/15/24 ~	100,000	106,000
Tullow Oil PLC (United Kingdom) 6.250% due 04/15/22 ~	100,000	93,500
Unit Corp 6.625% due 05/15/21	75,000	73,125
Weatherford International Ltd
7.000% due 03/15/38	200,000	167,500
7.750% due 06/15/21	383,000	388,266
Whiting Petroleum Corp
5.750% due 03/15/21	130,000	130,109
6.250% due 04/01/23	200,000	201,000
6.500% due 10/01/18	25,000	24,969
WPX Energy Inc
5.250% due 09/15/24	140,000	136,500
6.000% due 01/15/22	100,000	103,000
7.500% due 08/01/20	45,000	48,600
8.250% due 08/01/23	40,000	44,900

		22,961,537

Financial - 9.5%

Aircastle Ltd
4.625% due 12/15/18	100,000	104,625
5.000% due 04/01/23	50,000	51,125
5.125% due 03/15/21	100,000	106,875
Alliance Data Systems Corp
5.375% due 08/01/22 ~	100,000	97,000
5.875% due 11/01/21 ~	125,000	127,187

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-41

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Alliant Holdings Intermediate LLC 8.250% due 08/01/23 ~	$75,000	$77,625
Ally Financial Inc
3.250% due 11/05/18	200,000	200,750
3.500% due 01/27/19	123,000	123,923
3.600% due 05/21/18	300,000	303,000
4.125% due 03/30/20	300,000	306,750
4.750% due 09/10/18	200,000	206,500
5.750% due 11/20/25	150,000	150,187
8.000% due 12/31/18	100,000	109,375
8.000% due 03/15/20	100,000	113,500
8.000% due 11/01/31	220,000	256,234
American Equity Investment Life Holding Co 6.625% due 07/15/21	20,000	20,950
BPCE SA (France) 12.500% § ± ~	100,000	122,328
CIT Group Inc
3.875% due 02/19/19	305,000	312,244
5.000% due 08/15/22	100,000	104,500
5.000% due 08/01/23	100,000	103,500
5.250% due 03/15/18	150,000	155,812
5.375% due 05/15/20	100,000	106,500
5.500% due 02/15/19 ~	100,000	105,750
6.625% due 04/01/18 ~	100,000	105,625
CNO Financial Group Inc 5.250% due 05/30/25	40,000	40,150
Communications Sales & Leasing Inc REIT
6.000% due 04/15/23 ~	100,000	103,500
8.250% due 10/15/23	164,000	174,660
CoreCivic Inc REIT 4.125% due 04/01/20	100,000	100,250
Countrywide Capital III 8.050% due 06/15/27	100,000	119,965
Credit Agricole SA (France) 8.375% § ± ~	100,000	110,202
Crescent Communities LLC 8.875% due 10/15/21 ~	100,000	101,250
Deutsche Bank AG (Germany)
4.296% due 05/24/28 §	200,000	185,184
4.500% due 04/01/25	300,000	287,418
DFC Finance Corp 1.000% cash and 11.000% PIK due 06/16/20 ~	89,944	50,144
Dresdner Funding Trust I (Germany) 8.151% due 06/30/31 ~	100,000	116,125
DuPont Fabros Technology LP REIT 5.875% due 09/15/21	88,000	92,125
Enova International Inc 9.750% due 06/01/21	140,000	140,350
Equinix Inc REIT
4.875% due 04/01/20	76,000	78,470
5.375% due 01/01/22	65,000	68,575
5.375% due 04/01/23	100,000	104,250
5.875% due 01/15/26	215,000	226,825
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	150,000	149,625
FBM Finance Inc 8.250% due 08/15/21 ~	30,000	31,800
FelCor Lodging LP REIT
5.625% due 03/01/23	48,000	49,200
6.000% due 06/01/25	100,000	104,500
Fidelity & Guaranty Life Holdings Inc 6.375% due 04/01/21 ~	100,000	100,000
Fly Leasing Ltd (Ireland) 6.375% due 10/15/21	200,000	209,000
Genworth Holdings Inc
4.900% due 08/15/23	150,000	124,500
6.515% due 05/22/18	50,000	49,500
7.625% due 09/24/21	200,000	185,500

	Principal Amount	Value
Hub Holdings LLC 8.125% Cash or 8.875% PIK due 07/15/19 ~	$100,000	$100,250
HUB International Ltd 7.875% due 10/01/21 ~	118,000	124,951
Icahn Enterprises LP
4.875% due 03/15/19	100,000	101,500
5.875% due 02/01/22	200,000	199,500
6.000% due 08/01/20	240,000	246,300
Intelsat Connect Finance SA (Luxembourg) 12.500% due 04/01/22 ~	35,000	21,700
Intesa Sanpaolo SPA (Italy)
5.017% due 06/26/24 ~	200,000	184,913
5.710% due 01/15/26 ~	200,000	190,945
Iron Mountain Inc REIT
4.375% due 06/01/21 ~	63,000	64,575
5.750% due 08/15/24	100,000	103,250
6.000% due 10/01/20 ~	100,000	105,750
6.000% due 08/15/23	96,000	102,480
iStar Inc REIT
4.875% due 07/01/18	100,000	100,250
5.000% due 07/01/19	40,000	40,300
9.000% due 06/01/17	100,000	103,125
Jefferies Finance LLC 7.375% due 04/01/20 ~	200,000	201,000
KCG Holdings Inc 6.875% due 03/15/20 ~	75,000	75,375
Kennedy-Wilson Inc 5.875% due 04/01/24	170,000	173,825
Liberty Mutual Group Inc 10.750% due 06/15/88 § ~	100,000	150,250
MGM Growth Properties Operating Partnership LP REIT
4.500% due 09/01/26 ~	50,000	48,250
5.625% due 05/01/24 ~	121,000	127,050
MPT Operating Partnership LP REIT
5.250% due 08/01/26	50,000	49,125
6.375% due 02/15/22	100,000	103,750
6.375% due 03/01/24	100,000	105,125
Nationstar Mortgage LLC
6.500% due 08/01/18	100,000	101,750
6.500% due 07/01/21	75,000	76,313
7.875% due 10/01/20	100,000	104,000
Navient Corp
4.875% due 06/17/19	150,000	155,625
5.500% due 01/15/19	100,000	104,000
5.500% due 01/25/23	100,000	97,375
5.625% due 08/01/33	200,000	166,000
5.875% due 03/25/21	150,000	156,187
6.125% due 03/25/24	100,000	97,625
6.625% due 07/26/21	45,000	47,700
7.250% due 09/25/23	100,000	103,000
8.000% due 03/25/20	150,000	166,785
8.450% due 06/15/18	300,000	324,000
NFP Corp 9.000% due 07/15/21 ~	117,000	123,874
Ocwen Loan Servicing LLC 8.375% due 11/15/22 ~	75,000	76,538
OneMain Financial Holdings LLC
6.750% due 12/15/19 ~	85,000	88,931
7.250% due 12/15/21 ~	100,000	104,750
PHH Corp 6.375% due 08/15/21	100,000	100,500
Provident Funding Associates LP 6.750% due 06/15/21 ~	84,000	84,840
QCP SNF West REIT 8.125% due 11/01/23 ~	130,000	130,975
Quicken Loans Inc 5.750% due 05/01/25 ~	167,000	163,242

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-42

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Radian Group Inc 5.250% due 06/15/20	$100,000	$104,750
RBS Capital Trust II (United Kingdom) 6.425% § ±	100,000	102,500
Realogy Group LLC
4.500% due 04/15/19 ~	70,000	72,363
4.875% due 06/01/23 ~	100,000	97,000
5.250% due 12/01/21 ~	100,000	103,000
RHP Hotel Properties LP REIT
5.000% due 04/15/21	50,000	51,000
5.000% due 04/15/23	100,000	101,500
Royal Bank of Scotland Group PLC (United Kingdom)
5.125% due 05/28/24	250,000	249,372
6.000% due 12/19/23	300,000	311,730
6.100% due 06/10/23	100,000	104,708
6.125% due 12/15/22	270,000	287,151
7.648% § ±	50,000	57,375
Sabra Health Care LP REIT 5.375% due 06/01/23	50,000	50,125
Speedy Cash Intermediate Holdings Corp 10.750% due 05/15/18 ~	50,000	48,125
Springleaf Finance Corp
7.750% due 10/01/21	125,000	132,344
8.250% due 12/15/20	125,000	136,250
Starwood Property Trust Inc REIT 5.000% due 12/15/21 ~	105,000	106,670
Synovus Financial Corp 5.750% due 12/15/25 §	100,000	104,500
The GEO Group Inc REIT
5.125% due 04/01/23	100,000	96,500
5.875% due 10/15/24	50,000	49,563
The Howard Hughes Corp 6.875% due 10/01/21 ~	100,000	105,880
The Royal Bank of Scotland NV (Netherlands) 4.650% due 06/04/18	100,000	101,680
TMX Finance LLC 8.500% due 09/15/18 ~	88,000	77,220
USI Inc 7.750% due 01/15/21 ~	67,000	68,382
Voya Financial Inc 5.650% due 05/15/53 §	100,000	98,625
Walter Investment Management Corp 7.875% due 12/15/21	100,000	81,375

		14,872,170

Industrial - 9.0%

Accudyne Industries Borrower (Luxembourg) 7.750% due 12/15/20 ~	150,000	125,625
Advanced Disposal Services Inc 5.625% due 11/15/24 ~	100,000	99,750
AECOM
5.750% due 10/15/22	135,000	143,370
5.875% due 10/15/24	100,000	107,261
Amsted Industries Inc 5.000% due 03/15/22 ~	100,000	100,500
Apex Tool Group LLC 7.000% due 02/01/21 ~	50,000	45,000
Arconic Inc
5.125% due 10/01/24	250,000	257,500
5.900% due 02/01/27	50,000	52,375
5.950% due 02/01/37	100,000	97,775
6.150% due 08/15/20	250,000	272,812
6.750% due 07/15/18	200,000	213,500
Ardagh Packaging Finance PLC (Ireland)
4.625% due 05/15/23 ~	200,000	198,250
6.250% due 01/31/19 ~	87,000	88,740
6.750% due 01/31/21 ~	200,000	207,000
7.250% due 05/15/24 ~	50,000	52,875

	Principal Amount	Value
Ball Corp
4.000% due 11/15/23	$71,000	$69,846
4.375% due 12/15/20	160,000	167,800
5.000% due 03/15/22	100,000	105,125
5.250% due 07/01/25	90,000	94,388
Belden Inc 5.500% due 09/01/22 ~	80,000	82,800
Berry Plastics Corp
5.125% due 07/15/23	125,000	127,813
5.500% due 05/15/22	100,000	104,500
BlueLine Rental Finance Corp 7.000% due 02/01/19 ~	68,000	66,640
BMC East LLC 5.500% due 10/01/24 ~	100,000	100,000
Boise Cascade Co 5.625% due 09/01/24 ~	100,000	99,750
Bombardier Inc (Canada)
4.750% due 04/15/19 ~	145,000	146,450
6.125% due 01/15/23 ~	250,000	239,600
7.500% due 03/15/25 ~	200,000	198,604
8.750% due 12/01/21 ~	175,000	186,156
Broadspectrum Ltd (Australia) 8.375% due 05/15/20 ~	100,000	106,250
Builders FirstSource Inc
5.625% due 09/01/24 ~	75,000	75,656
10.750% due 08/15/23 ~	141,000	162,503
BWAY Holding Co 9.125% due 08/15/21 ~	115,000	121,900
CEVA Group PLC (United Kingdom)
7.000% due 03/01/21 ~	100,000	81,000
9.000% due 09/01/21 ~	75,000	49,500
CIMPOR Financial Operations BV (Brazil) 5.750% due 07/17/24 ~	200,000	167,520
Clean Harbors Inc
5.125% due 06/01/21	153,000	156,856
5.250% due 08/01/20	54,000	55,310
CNH Industrial Capital LLC
3.375% due 07/15/19	100,000	100,750
3.875% due 07/16/18	250,000	254,687
CNH Industrial NV (United Kingdom) 4.500% due 08/15/23	135,000	133,650
Cortes NP Acquisition Corp 9.250% due 10/15/24 ~	125,000	133,125
Covanta Holding Corp 6.375% due 10/01/22	100,000	101,969
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	200,000	199,500
Crown Americas LLC 4.500% due 01/15/23	112,000	114,800
Energizer Holdings Inc 5.500% due 06/15/25 ~	163,000	163,815
FGI Operating Co LLC 7.875% due 05/01/20	50,000	42,750
Florida East Coast Holdings Corp 6.750% due 05/01/19 ~	150,000	155,625
Gardner Denver Inc 6.875% due 08/15/21 ~	67,000	67,000
Gates Global LLC 6.000% due 07/15/22 ~	140,000	137,620
General Cable Corp 5.750% due 10/01/22	75,000	73,125
GFL Environmental Inc (Canada) 9.875% due 02/01/21 ~	130,000	143,650
Graphic Packaging International Inc
4.125% due 08/15/24	100,000	95,750
4.750% due 04/15/21	50,000	52,750
Greif Inc 7.750% due 08/01/19	50,000	55,750
Griffon Corp 5.250% due 03/01/22	100,000	101,700

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-43

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Grinding Media Inc 7.375% due 12/15/23 ~	$95,000	$100,045
Hardwoods Acquisition Inc 7.500% due 08/01/21 ~	100,000	85,000
Hornbeck Offshore Services Inc 5.000% due 03/01/21	100,000	67,500
Huntington Ingalls Industries Inc
5.000% due 12/15/21 ~	60,000	62,625
5.000% due 11/15/25 ~	65,000	67,681
Ingram Micro Inc 5.450% due 12/15/24	100,000	94,139
Jack Cooper Holdings Corp 9.250% due 06/01/20	100,000	43,750
Joy Global Inc 5.125% due 10/15/21	75,000	81,599
KLX Inc 5.875% due 12/01/22 ~	150,000	155,063
Koppers Inc 7.875% due 12/01/19	10,000	10,150
Kratos Defense & Security Solutions Inc 7.000% due 05/15/19	72,000	70,020
Louisiana-Pacific Corp 4.875% due 09/15/24	45,000	43,763
LSB Industries Inc 8.500% due 08/01/19	88,000	81,400
Manitowoc Foodservice Inc 9.500% due 02/15/24	100,000	115,750
MasTec Inc 4.875% due 03/15/23	100,000	98,250
Meccanica Holdings USA Inc (Italy) 6.250% due 01/15/40 ~	150,000	153,000
Michael Baker International LLC 8.250% due 10/15/18 ~	100,000	99,000
Milacron LLC 7.750% due 02/15/21 ~	100,000	103,250
Multi-Color Corp 6.125% due 12/01/22 ~	100,000	105,000
Navios Maritime Acquisition Corp 8.125% due 11/15/21 ~	50,000	42,750
Navios Maritime Holdings Inc
7.375% due 01/15/22 ~	107,000	64,735
8.125% due 02/15/19	50,000	38,125
Norbord Inc (Canada) 6.250% due 04/15/23 ~	100,000	104,000
Novelis Corp
5.875% due 09/30/26 ~	175,000	177,187
6.250% due 08/15/24 ~	140,000	148,750
Orbital ATK Inc 5.500% due 10/01/23	100,000	103,500
Owens-Brockway Glass Container Inc
5.000% due 01/15/22 ~	100,000	102,625
5.875% due 08/15/23 ~	160,000	167,100
Pactiv LLC 7.950% due 12/15/25	100,000	106,500
Ply Gem Industries Inc 6.500% due 02/01/22	73,000	76,011
Reynolds Group Issuer Inc (New Zealand)
5.125% due 07/15/23 ~	105,500	107,346
5.750% due 10/15/20	435,000	449,137
6.875% due 02/15/21	97,220	100,040
7.000% due 07/15/24 ~	125,000	133,047
RSI Home Products Inc 6.500% due 03/15/23 ~	117,000	122,850
Sanmina Corp 4.375% due 06/01/19 ~	50,000	51,500
SBA Communications Corp
4.875% due 07/15/22	100,000	101,750
4.875% due 09/01/24 ~	200,000	198,000
Sealed Air Corp
5.125% due 12/01/24 ~	50,000	51,625

	Principal Amount	Value
5.250% due 04/01/23 ~	$100,000	$104,250
5.500% due 09/15/25 ~	100,000	103,500
Sequa Corp 7.000% due 12/15/17 ~	62,500	35,000
Silgan Holdings Inc 5.000% due 04/01/20	50,000	51,125
SPL Logistics Escrow LLC 8.875% due 08/01/20 ~	100,000	87,250
SPX FLOW Inc 5.625% due 08/15/24 ~	100,000	101,000
St Marys Cement Inc Canada (Brazil) 5.750% due 01/28/27 ~	200,000	192,750
Standard Industries Inc
5.375% due 11/15/24 ~	100,000	103,250
5.500% due 02/15/23 ~	150,000	156,015
6.000% due 10/15/25 ~	100,000	105,750
StandardAero Aviation Holdings Inc 10.000% due 07/15/23 ~	50,000	52,875
Summit Materials LLC 6.125% due 07/15/23	100,000	103,124
Teekay Corp (Bermuda) 8.500% due 01/15/20	25,000	23,875
Terex Corp 6.000% due 05/15/21	105,000	107,756
TransDigm Inc
5.500% due 10/15/20	100,000	102,563
6.375% due 06/15/26 ~	151,000	155,832
6.500% due 07/15/24	220,000	231,275
6.500% due 05/15/25	100,000	105,125
Triumph Group Inc 5.250% due 06/01/22	50,000	46,875
US Concrete Inc 6.375% due 06/01/24	200,000	212,000
USG Corp 5.500% due 03/01/25 ~	100,000	103,125
WESCO Distribution Inc 5.375% due 12/15/21	100,000	103,750
Wise Metals Group LLC 8.750% due 12/15/18 ~	68,000	71,060
Xerium Technologies Inc 9.500% due 08/15/21 ~	62,500	62,500
XPO Logistics Inc
6.125% due 09/01/23 ~	60,000	62,925
6.500% due 06/15/22 ~	255,000	268,706
Zebra Technologies Corp 7.250% due 10/15/22	100,000	109,250
Zekelman Industries Inc 9.875% due 06/15/23 ~	100,000	112,250

		14,114,635

Technology - 5.6%

Advanced Micro Devices Inc
7.000% due 07/01/24	100,000	104,250
7.500% due 08/15/22	100,000	108,750
Amkor Technology Inc
6.375% due 10/01/22	50,000	52,312
6.625% due 06/01/21	50,000	51,563
Blackboard Inc 9.750% due 10/15/21 ~	50,000	51,500
BMC Software Finance Inc 8.125% due 07/15/21 ~	240,000	225,450
Boxer Parent Co Inc 9.000% Cash or 9.750% PIK due 10/15/19 ~	80,000	75,400
Camelot Finance SA (Luxembourg) 7.875% due 10/15/24 ~	45,000	46,688
CDW LLC
5.500% due 12/01/24	100,000	102,750
6.000% due 08/15/22	100,000	106,125
Change Healthcare Holdings Inc
6.000% due 02/15/21 ~	100,000	104,750
11.000% due 12/31/19	50,000	51,638

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-44

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Conduent Finance Inc 10.500% due 12/15/24 ~	$55,000	$58,987
Dell Inc
4.625% due 04/01/21	100,000	102,250
5.400% due 09/10/40	100,000	83,500
5.650% due 04/15/18	100,000	104,225
Diamond 1 Finance Corp
5.875% due 06/15/21 ~	176,000	187,260
7.125% due 06/15/24 ~	200,000	222,069
Donnelley Financial Solutions Inc 8.250% due 10/15/24 ~	50,000	51,000
DynCorp International Inc 10.375% cash and 1.500% PIK due 11/30/20	44,921	42,001
EMC Corp
1.875% due 06/01/18	250,000	247,276
2.650% due 06/01/20	175,000	170,817
3.375% due 06/01/23	170,000	157,513
Entegris Inc 6.000% due 04/01/22 ~	100,000	104,375
First Data Corp
5.000% due 01/15/24 ~	155,000	156,406
5.375% due 08/15/23 ~	200,000	208,000
5.750% due 01/15/24 ~	350,000	362,470
6.750% due 11/01/20 ~	130,000	135,145
7.000% due 12/01/23 ~	350,000	373,625
Genesys Telecommunications Laboratories Inc 10.000% due 11/30/24 ~	95,000	101,175
Harland Clarke Holdings Corp 9.250% due 03/01/21 ~	100,000	88,375
Inception Merger Sub Inc 8.625% due 11/15/24 ~	165,000	175,057
Infor Software Parent LLC 7.125% Cash or 7.875% PIK due 05/01/21 ~	40,000	41,200
Infor US Inc
5.750% due 08/15/20 ~	100,000	105,250
6.500% due 05/15/22	251,000	262,295
Informatica LLC 7.125% due 07/15/23 ~	51,000	48,833
Leidos Holdings Inc 4.450% due 12/01/20	100,000	103,510
Lexmark International Inc 6.125% due 03/15/20	50,000	50,921
Micron Technology Inc
5.250% due 08/01/23 ~	103,000	103,901
5.250% due 01/15/24 ~	150,000	150,000
5.500% due 02/01/25	120,000	120,000
5.875% due 02/15/22	25,000	26,156
MSCI Inc
4.750% due 08/01/26 ~	55,000	54,656
5.250% due 11/15/24 ~	95,000	99,987
5.750% due 08/15/25 ~	151,000	160,815
NCR Corp
4.625% due 02/15/21	45,000	45,979
5.000% due 07/15/22	113,000	115,825
6.375% due 12/15/23	44,000	47,410
Nuance Communications Inc
5.375% due 08/15/20 ~	120,000	123,525
5.625% due 12/15/26 ~	80,000	78,860
6.000% due 07/01/24 ~	100,000	103,500
NXP BV (Netherlands)
3.875% due 09/01/22 ~	200,000	203,000
4.125% due 06/15/20 ~	200,000	207,500
4.625% due 06/01/23 ~	200,000	210,500
5.750% due 03/15/23 ~	100,000	105,750
Open Text Corp (Canada)
5.625% due 01/15/23 ~	80,000	83,800
5.875% due 06/01/26 ~	158,000	167,085

	Principal Amount	Value
PTC Inc 6.000% due 05/15/24	$15,000	$15,788
Qorvo Inc 7.000% due 12/01/25	45,000	50,063
Quintiles IMS Inc
4.875% due 05/15/23 ~	40,000	40,800
5.000% due 10/15/26 ~	200,000	201,000
Riverbed Technology Inc 8.875% due 03/01/23 ~	145,000	154,425
RP Crown Parent LLC 7.375% due 10/15/24 ~	100,000	103,875
Sensata Technologies BV
4.875% due 10/15/23 ~	100,000	102,625
5.000% due 10/01/25 ~	150,000	147,750
Solera LLC 10.500% due 03/01/24 ~	200,000	226,000
SS&C Technologies Holdings Inc 5.875% due 07/15/23	133,000	138,486
Veritas US Inc 10.500% due 02/01/24 ~	80,000	73,400
Western Digital Corp 10.500% due 04/01/24 ~	400,000	474,000

		8,761,172

Utilities - 2.8%

AES Corp
4.875% due 05/15/23	102,000	101,255
5.500% due 04/15/25	100,000	100,500
7.375% due 07/01/21	100,000	111,890
8.000% due 06/01/20	121,000	141,267
AmeriGas Partners LP
5.500% due 05/20/25	65,000	65,894
5.625% due 05/20/24	90,000	92,475
5.875% due 08/20/26	90,000	91,800
Calpine Corp
5.375% due 01/15/23	100,000	98,250
5.500% due 02/01/24	100,000	97,000
5.750% due 01/15/25	175,000	169,750
6.000% due 01/15/22 ~	247,000	259,041
DPL Inc 7.250% due 10/15/21	100,000	102,500
Dynegy Inc
5.875% due 06/01/23	100,000	87,250
6.750% due 11/01/19	200,000	204,500
7.375% due 11/01/22	250,000	240,000
7.625% due 11/01/24	100,000	92,750
8.000% due 01/15/25 ~	100,000	93,750
Enel SPA (Italy) 8.750% due 09/24/73 § ~	200,000	228,000
FirstEnergy Transmission LLC
4.350% due 01/15/25 ~	90,000	93,161
5.450% due 07/15/44 ~	100,000	106,350
GenOn Energy Inc
7.875% due 06/15/17	100,000	71,750
9.875% due 10/15/20	100,000	68,500
InterGen NV (Netherlands) 7.000% due 06/30/23 ~	50,000	44,750
IPALCO Enterprises Inc 5.000% due 05/01/18	100,000	103,750
NGL Energy Partners LP
6.875% due 10/15/21	100,000	102,750
7.500% due 11/01/23 ~	95,000	98,563
NRG Energy Inc
6.250% due 07/15/22	100,000	100,750
6.625% due 03/15/23	150,000	151,125
6.625% due 01/15/27 ~	220,000	209,000
7.250% due 05/15/26 ~	285,000	285,000
7.875% due 05/15/21	14,000	14,665
NRG Yield Operating LLC 5.375% due 08/15/24	150,000	151,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-45

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
Talen Energy Supply LLC
4.600% due 12/15/21	$200,000	$159,500
4.625% due 07/15/19 ~	155,000	147,637
6.500% due 06/01/25	28,000	21,770
Terraform Global Operating LLC 9.750% due 08/15/22 ~	100,000	107,250

		4,415,643

Total Corporate Bonds & Notes (Cost $151,084,650)		153,622,232

	Shares
SHORT-TERM INVESTMENT - 0.6%

Money Market Fund - 0.6%

BlackRock Liquidity Funds T-Fund Portfolio	908,235	908,235

Total Short-Term Investment (Cost $908,235)		908,235

TOTAL INVESTMENTS - 98.6% (Cost $151,992,885)		154,533,173

OTHER ASSETS & LIABILITIES, NET - 1.4%		2,273,317

NET ASSETS - 100.0%		$156,806,490

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Communications	20.4%
Consumer, Non-Cyclical	14.9%
Energy	14.7%
Consumer, Cyclical	13.5%
Financial	9.5%
Industrial	9.0%
Basic Materials	7.5%
Technology	5.6%
Others (each less than 3.0%)	3.5%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$2,706	$-	$2,706	$-
	Corporate Bonds & Notes	153,622,232	-	153,622,232	-
	Short-Term Investment	908,235	908,235	-	-

	Total	$154,533,173	$908,235	$153,624,938	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-46

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 95.5%

Basic Materials - 2.4%

AdvanSix Inc *	1,296	$28,693
Air Products & Chemicals Inc	7,256	1,043,558
Axalta Coating Systems Ltd *	7,168	194,970
Celanese Corp ‘A’	557	43,858
EI du Pont de Nemours & Co	37,252	2,734,297
FMC Corp	4,519	255,595
Freeport-McMoRan Inc *	12,515	165,073
International Flavors & Fragrances Inc	3,399	400,504
LyondellBasell Industries NV ‘A’	6,557	562,460
Monsanto Co	12,062	1,269,043
NewMarket Corp	284	120,371
PPG Industries Inc	11,300	1,070,788
Praxair Inc	10,678	1,251,355
Royal Gold Inc	131	8,299
RPM International Inc	5,586	300,694
Southern Copper Corp (Peru)	1,695	54,138
Steel Dynamics Inc	1,449	51,555
The Sherwin-Williams Co	3,418	918,553
The Valspar Corp	3,335	345,539
Valvoline Inc	184	3,956
Versum Materials Inc *	3,628	101,838
WR Grace & Co	1,617	109,374

		11,034,511

Communications - 17.8%

Alphabet Inc ‘A’ *	12,528	9,927,814
Alphabet Inc ‘C’ *	12,661	9,772,013
Amazon.com Inc *	16,599	12,447,092
AMC Networks Inc ‘A’ *	2,452	128,338
Arista Networks Inc *	1,616	156,380
ARRIS International PLC *	1,774	53,451
Cable One Inc	195	121,237
CBS Corp ‘B’	16,238	1,033,062
CDW Corp	6,987	363,953
Charter Communications Inc ‘A’ *	8,551	2,462,004
Clear Channel Outdoor Holdings Inc ‘A’	539	2,722
Comcast Corp ‘A’	95,095	6,566,310
CommScope Holding Co Inc *	5,550	206,460
Discovery Communications Inc ‘A’ *	5,862	160,677
Discovery Communications Inc ‘C’ *	8,784	235,236
DISH Network Corp ‘A’ *	7,260	420,572
eBay Inc *	45,501	1,350,925
Expedia Inc	5,088	576,369
F5 Networks Inc *	2,824	408,689
Facebook Inc ‘A’ *	95,704	11,010,745
FactSet Research Systems Inc	1,726	282,080
FireEye Inc *	1,461	17,386
GoDaddy Inc ‘A’ *	1,929	67,419
Groupon Inc *	14,679	48,734
IAC/InterActiveCorp *	2,286	148,110
Liberty Expedia Holdings Inc ‘A’ *	410	16,265
Liberty Ventures ‘A’ *	615	22,675
Match Group Inc *	1,102	18,844
Motorola Solutions Inc	819	67,887
Netflix Inc *	17,370	2,150,406
Omnicom Group Inc	10,064	856,547
Palo Alto Networks Inc *	3,709	463,810
Pandora Media Inc *	8,243	107,489
Scripps Networks Interactive Inc ‘A’	3,442	245,656
Sirius XM Holdings Inc	76,242	339,277
Symantec Corp	3,613	86,315
T-Mobile US Inc *	7,530	433,050
The Interpublic Group of Cos Inc	17,239	403,565
The Priceline Group Inc *	2,108	3,090,454
The Walt Disney Co	69,223	7,214,421
Time Warner Inc	22,011	2,124,722

	Shares	Value
Tribune Media Co ‘A’	251	$8,780
TripAdvisor Inc *	4,887	226,610
Twenty-First Century Fox Inc ‘A’	35,847	1,005,150
Twenty-First Century Fox Inc ‘B’	16,126	439,433
Twitter Inc *	23,887	389,358
VeriSign Inc *	4,050	308,083
Verizon Communications Inc	87,080	4,648,330
Viacom Inc ‘A’	393	15,130
Viacom Inc ‘B’	12,966	455,107
Yelp Inc *	2,178	83,047
Zayo Group Holdings Inc *	7,035	231,170
Zillow Group Inc ‘A’ *	1,468	53,509
Zillow Group Inc ‘C’ *	2,939	107,185

		83,580,053

Consumer, Cyclical - 13.4%

Adient PLC *	824	48,286
Advance Auto Parts Inc	3,020	510,742
Alaska Air Group Inc	4,230	375,328
AutoNation Inc *	1,070	52,056
AutoZone Inc *	1,250	987,238
Bed Bath & Beyond Inc	647	26,294
BorgWarner Inc	1,089	42,950
Brinker International Inc	2,098	103,914
Brunswick Corp	3,050	166,347
Burlington Stores Inc *	1,668	141,363
Cabela’s Inc *	338	19,790
CalAtlantic Group Inc	381	12,958
CarMax Inc *	8,271	532,570
Carter’s Inc	2,158	186,430
Casey’s General Stores Inc	1,685	200,313
Chipotle Mexican Grill Inc *	1,207	455,425
Choice Hotels International Inc	937	52,519
Cinemark Holdings Inc	4,389	168,362
Coach Inc	2,185	76,519
Copart Inc *	4,080	226,073
Costco Wholesale Corp	18,561	2,971,802
CVS Health Corp	43,084	3,399,758
Darden Restaurants Inc	4,992	363,018
Delphi Automotive PLC	11,662	785,436
Delta Air Lines Inc	25,558	1,257,198
Dick’s Sporting Goods Inc	2,830	150,273
Dollar General Corp	12,098	896,099
Dollar Tree Inc *	9,641	744,092
Domino’s Pizza Inc	2,135	339,977
DR Horton Inc	7,987	218,285
Dunkin’ Brands Group Inc	3,981	208,764
Extended Stay America Inc	421	6,799
Fastenal Co	12,289	577,337
Foot Locker Inc	5,119	362,886
Genuine Parts Co	5,875	561,298
Hanesbrands Inc	16,113	347,557
Harley-Davidson Inc	7,765	453,010
Harman International Industries Inc	1,351	150,177
Hasbro Inc	4,798	373,236
HD Supply Holdings Inc *	8,658	368,052
Hilton Worldwide Holdings Inc	19,677	535,214
Hyatt Hotels Corp ‘A’ *	55	3,039
JetBlue Airways Corp *	1,001	22,442
Kate Spade & Co *	5,178	96,673
L Brands Inc	1,820	119,829
Las Vegas Sands Corp	15,495	827,588
Lear Corp	2,625	347,471
Leggett & Platt Inc	5,714	279,300
Lennar Corp ‘A’	3,931	168,758
Lennar Corp ‘B’	145	5,003
Liberty Interactive Corp QVC Group ‘A’ *	10,830	216,383
Lions Gate Entertainment Corp ‘A’ (Canada)	1,251	33,652
Lions Gate Entertainment Corp ‘B’ * (Canada)	3,761	92,295

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-47

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
LKQ Corp *	13,078	$400,841
Lowe’s Cos Inc	38,207	2,717,282
Lululemon Athletica Inc *	4,152	269,838
Marriott International Inc ‘A’	10,346	855,407
Mattel Inc	14,552	400,908
McDonald’s Corp	35,475	4,318,017
MGM Resorts International *	1,769	51,000
Michael Kors Holdings Ltd *	6,901	296,605
Mohawk Industries Inc *	2,086	416,533
MSC Industrial Direct Co Inc ‘A’	819	75,667
Newell Brands Inc	20,027	894,206
NIKE Inc ‘B’	56,598	2,876,876
Nordstrom Inc	5,307	254,365
Norwegian Cruise Line Holdings Ltd *	613	26,071
Nu Skin Enterprises Inc ‘A’	656	31,344
NVR Inc *	151	252,019
O’Reilly Automotive Inc *	4,015	1,117,816
PACCAR Inc	1,250	79,875
Panera Bread Co ‘A’ *	938	192,374
Polaris Industries Inc	2,605	214,626
Pool Corp	1,759	183,534
PulteGroup Inc	4,241	77,950
Ralph Lauren Corp	126	11,380
Regal Entertainment Group ‘A’	945	19,467
Rite Aid Corp *	44,028	362,791
Ross Stores Inc	16,821	1,103,458
Sally Beauty Holdings Inc *	6,201	163,830
Signet Jewelers Ltd (NYSE)	2,705	254,973
Six Flags Entertainment Corp	3,036	182,039
Skechers U.S.A. Inc ‘A’ *	5,399	132,707
Southwest Airlines Co	27,180	1,354,651
Starbucks Corp	60,762	3,373,506
Target Corp	2,766	199,788
Tempur Sealy International Inc *	2,206	150,626
Tesla Motors Inc *	4,990	1,066,313
The Gap Inc	590	13,240
The Home Depot Inc	53,076	7,116,430
The Madison Square Garden Co ‘A’ *	81	13,892
The Michaels Cos Inc *	2,961	60,552
The Scotts Miracle-Gro Co ‘A’	1,780	170,079
The TJX Cos Inc	28,184	2,117,464
The Toro Co	4,584	256,475
The Wendy’s Co	4,959	67,046
Thor Industries Inc	2,002	200,300
Toll Brothers Inc *	3,011	93,341
Tractor Supply Co	5,690	431,359
Tupperware Brands Corp	2,081	109,502
Ulta Salon Cosmetics & Fragrance Inc *	2,487	634,036
Under Armour Inc ‘A’ *	7,821	227,200
Under Armour Inc ‘C’ *	7,934	199,699
Urban Outfitters Inc *	2,882	82,079
Vail Resorts Inc	1,651	266,323
VF Corp	14,515	774,375
Vista Outdoor Inc *	491	18,118
Visteon Corp	1,447	116,252
WABCO Holdings Inc *	2,209	234,485
Walgreens Boots Alliance Inc	7,563	625,914
Watsco Inc	1,127	166,931
Whirlpool Corp	302	54,895
Williams-Sonoma Inc	3,702	179,140
WW Grainger Inc	2,361	548,342
Wyndham Worldwide Corp	4,704	359,245
Wynn Resorts Ltd	3,136	271,295
Yum China Holdings Inc *	14,793	386,393
Yum! Brands Inc	14,793	936,841

		62,778,104

Consumer, Non-Cyclical - 25.6%

AbbVie Inc ‡	68,956	4,318,025
ABIOMED Inc *	1,650	185,922

	Shares	Value
Acadia Healthcare Co Inc *	1,039	$34,391
ACADIA Pharmaceuticals Inc *	4,121	118,850
Aetna Inc	4,875	604,549
Agios Pharmaceuticals Inc *	1,350	56,335
Akorn Inc *	3,570	77,933
Alere Inc *	663	25,837
Alexion Pharmaceuticals Inc *	9,258	1,132,716
Align Technology Inc *	3,098	297,811
Alkermes PLC *	6,455	358,769
Allergan PLC	8,449	1,774,374
Alnylam Pharmaceuticals Inc *	2,691	100,751
Altria Group Inc	83,471	5,644,309
AMERCO	158	58,395
AmerisourceBergen Corp	7,008	547,956
Amgen Inc	32,064	4,688,077
Anthem Inc	3,053	438,930
Aramark	4,326	154,525
Automatic Data Processing Inc	19,399	1,993,829
Avery Dennison Corp	3,515	246,823
Avis Budget Group Inc *	3,222	118,183
Baxter International Inc	2,298	101,893
Becton Dickinson & Co	8,898	1,473,064
Bio-Techne Corp	1,522	156,507
Biogen Inc *	9,323	2,643,816
BioMarin Pharmaceutical Inc *	7,280	603,075
Blue Buffalo Pet Products Inc *	2,471	59,403
Booz Allen Hamilton Holding Corp	4,427	159,682
Boston Scientific Corp *	57,365	1,240,805
Bristol-Myers Squibb Co	71,281	4,165,662
Brown-Forman Corp ‘A’	2,124	98,235
Brown-Forman Corp ‘B’	7,458	335,013
Bruker Corp	4,618	97,809
Campbell Soup Co	7,942	480,253
Cardinal Health Inc	12,863	925,750
Celgene Corp *	32,740	3,789,655
Centene Corp *	5,223	295,152
Charles River Laboratories International Inc *	2,030	154,666
Church & Dwight Co Inc	10,898	481,583
Cigna Corp	3,637	485,139
Cintas Corp	3,785	437,395
Colgate-Palmolive Co	6,612	432,689
Conagra Brands Inc	14,726	582,413
Constellation Brands Inc ‘A’	7,036	1,078,689
CoreLogic Inc *	2,157	79,442
CoStar Group Inc *	1,368	257,854
Coty Inc ‘A’	1,043	19,097
CR Bard Inc	3,120	700,939
Danaher Corp	6,827	531,414
DaVita Inc *	2,871	184,318
DexCom Inc *	3,513	209,726
Dr Pepper Snapple Group Inc	7,875	714,026
Ecolab Inc	11,099	1,301,025
Edwards Lifesciences Corp *	8,974	840,864
Eli Lilly & Co	41,523	3,054,017
Envision Healthcare Corp *	3,535	223,730
Equifax Inc	5,033	595,052
Euronet Worldwide Inc *	2,065	149,568
Express Scripts Holding Co *	23,812	1,638,027
FleetCor Technologies Inc *	3,904	552,494
Flowers Foods Inc	6,562	131,043
Gartner Inc *	3,418	345,457
General Mills Inc	25,306	1,563,152
Gilead Sciences Inc	56,460	4,043,101
Global Payments Inc	6,533	453,456
HCA Holdings Inc *	8,895	658,408
Henry Schein Inc *	3,496	530,378
Herbalife Ltd *	3,055	147,068
Herc Holdings Inc *	197	7,912
Hertz Global Holdings Inc *	591	12,742
Hill-Rom Holdings Inc	2,538	142,483

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-48

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Hologic Inc *	11,928	$478,551
Hormel Foods Corp	10,078	350,815
Humana Inc	5,984	1,220,916
IDEXX Laboratories Inc *	3,791	444,571
Illumina Inc *	6,229	797,561
Incyte Corp *	6,937	695,573
Ingredion Inc	2,173	271,538
Intercept Pharmaceuticals Inc *	723	78,554
Intrexon Corp *	2,386	57,980
Intuitive Surgical Inc *	1,605	1,017,843
Ionis Pharmaceuticals Inc *	5,185	247,999
Johnson & Johnson	20,274	2,335,768
Juno Therapeutics Inc *	2,346	44,222
KAR Auction Services Inc	5,942	253,248
Kellogg Co	9,766	719,852
Kimberly-Clark Corp	13,032	1,487,212
Laboratory Corp of America Holdings *	1,974	253,422
Lamb Weston Holdings Inc *	4,908	185,768
Live Nation Entertainment Inc *	3,102	82,513
LSC Communications Inc	731	21,696
MarketAxess Holdings Inc	1,578	231,840
McCormick & Co Inc	4,925	459,650
McKesson Corp	9,575	1,344,809
Mead Johnson Nutrition Co	2,909	205,841
MEDNAX Inc *	2,806	187,048
Monster Beverage Corp *	17,811	789,740
Moody’s Corp	6,473	610,210
Morningstar Inc	719	52,890
Mylan NV *	6,248	238,361
Neurocrine Biosciences Inc *	3,561	137,811
Nielsen Holdings PLC	12,023	504,365
OPKO Health Inc *	12,382	115,153
Patheon NV *	810	23,255
Patterson Cos Inc	3,473	142,497
PayPal Holdings Inc *	48,244	1,904,191
PepsiCo Inc	53,618	5,610,051
Pfizer Inc	17,879	580,710
Philip Morris International Inc	7,087	648,390
Pilgrim’s Pride Corp	276	5,241
Post Holdings Inc *	1,536	123,479
Premier Inc ‘A’ *	578	17,548
Quanta Services Inc *	1,624	56,596
Quintiles IMS Holdings Inc *	4,772	362,911
Regeneron Pharmaceuticals Inc *	3,305	1,213,232
ResMed Inc	5,936	368,329
Reynolds American Inc	21,665	1,214,107
Robert Half International Inc	5,490	267,802
Rollins Inc	4,195	141,707
RR Donnelley & Sons Co	1,950	31,824
S&P Global Inc	11,230	1,207,674
Sabre Corp	8,935	222,928
Seattle Genetics Inc *	4,130	217,940
Service Corp International	7,865	223,366
ServiceMaster Global Holdings Inc *	5,882	221,575
Spectrum Brands Holdings Inc	1,031	126,122
Sprouts Farmers Market Inc *	5,782	109,395
Square Inc ‘A’ *	2,142	29,195
St Jude Medical Inc	8,234	660,284
Stryker Corp	14,316	1,715,200
Sysco Corp	22,334	1,236,634
Teleflex Inc	333	53,663
Tenet Healthcare Corp *	3,321	49,284
The Clorox Co	4,693	563,254
The Coca-Cola Co	124,379	5,156,753
The Cooper Cos Inc	1,584	277,089
The Estee Lauder Cos Inc ‘A’	9,232	706,156
The Hain Celestial Group Inc *	3,146	122,788
The Hershey Co	5,968	617,270
The Kraft Heinz Co	3,282	286,584
The Kroger Co	40,507	1,397,897

	Shares	Value
The Western Union Co	21,025	$456,663
The WhiteWave Foods Co *	7,433	413,275
Thermo Fisher Scientific Inc	7,604	1,072,924
Total System Services Inc	7,102	348,211
TransUnion *	2,195	67,891
TreeHouse Foods Inc *	715	51,616
Tyson Foods Inc ‘A’	5,795	357,436
United Rentals Inc *	3,244	342,502
United Therapeutics Corp *	508	72,862
UnitedHealth Group Inc	40,001	6,401,760
Universal Health Services Inc ‘B’	877	93,295
US Foods Holding Corp *	1,850	50,838
Vantiv Inc ‘A’ *	6,606	393,850
Varian Medical Systems Inc *	4,099	368,008
VCA Inc *	3,271	224,554
Verisk Analytics Inc *	6,512	528,579
Vertex Pharmaceuticals Inc *	10,493	773,019
VWR Corp *	188	4,706
WellCare Health Plans Inc *	1,754	240,438
West Pharmaceutical Services Inc	3,095	262,549
WEX Inc *	1,679	187,376
Whole Foods Market Inc	2,220	68,287
Zimmer Biomet Holdings Inc	4,170	430,344
Zoetis Inc	19,415	1,039,285

		120,428,940

Energy - 0.6%

Apache Corp	11,075	702,930
Cabot Oil & Gas Corp	13,923	325,241
Chesapeake Energy Corp *	2,118	14,868
Cimarex Energy Co	613	83,307
Continental Resources Inc *	1,598	82,361
Devon Energy Corp	1,930	88,143
Diamondback Energy Inc *	839	84,789
EOG Resources Inc	2,667	269,634
Murphy USA Inc *	932	57,290
Newfield Exploration Co *	2,099	85,010
ONEOK Inc	8,943	513,418
Parsley Energy Inc ‘A’ *	545	19,206
Southwestern Energy Co *	21,015	227,382
Spectra Energy Corp	4,691	192,753
The Williams Cos Inc	4,742	147,666

		2,893,998

Financial - 7.1%

Affiliated Managers Group Inc *	1,966	285,660
Air Lease Corp	1,978	67,905
Alexandria Real Estate Equities Inc REIT	306	34,006
Alliance Data Systems Corp	2,465	563,253
American Tower Corp REIT	17,953	1,897,273
Ameriprise Financial Inc	2,006	222,546
AmTrust Financial Services Inc	164	4,490
Aon PLC	11,184	1,247,352
Arthur J Gallagher & Co	5,190	269,672
Artisan Partners Asset Management Inc ‘A’	1,627	48,403
Boston Properties Inc REIT	1,080	135,842
Brown & Brown Inc	290	13,009
Care Capital Properties Inc REIT	341	8,525
CBOE Holdings Inc	3,488	257,728
CBRE Group Inc ‘A’ *	12,693	399,703
Citizens Financial Group Inc	9,293	331,110
Credit Acceptance Corp *	329	71,561
Crown Castle International Corp REIT	13,547	1,175,473
CubeSmart REIT	4,999	133,823
CyrusOne Inc REIT	2,571	115,001
Digital Realty Trust Inc REIT	4,746	466,342
Discover Financial Services	5,793	417,617
Eaton Vance Corp	4,756	199,181
Empire State Realty Trust Inc ‘A’ REIT	3,081	62,205
Equinix Inc REIT	2,945	1,052,572

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-49

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Equity LifeStyle Properties Inc REIT	3,293	$237,425
Erie Indemnity Co ‘A’	742	83,438
Essex Property Trust Inc REIT	1,139	264,818
Extra Space Storage Inc REIT	5,143	397,245
Federal Realty Investment Trust REIT	3,005	427,041
Federated Investors Inc ‘B’	3,870	109,444
First Hawaiian Inc	113	3,935
First Republic Bank	5,026	463,096
Gaming & Leisure Properties Inc REIT	7,889	241,561
Healthcare Trust of America Inc ‘A’ REIT	4,117	119,846
Interactive Brokers Group Inc ‘A’	191	6,973
Intercontinental Exchange Inc	11,975	675,630
Invesco Ltd	2,865	86,924
Iron Mountain Inc REIT	11,179	363,094
Lamar Advertising Co ‘A’ REIT	3,424	230,230
Lazard Ltd ‘A’	723	29,708
Life Storage Inc REIT	1,240	105,722
Lincoln National Corp	2,248	148,975
LPL Financial Holdings Inc	513	18,063
Marsh & McLennan Cos Inc	22,178	1,499,011
Mastercard Inc ‘A’	41,134	4,247,085
NorthStar Asset Management Group Inc	7,982	119,091
Omega Healthcare Investors Inc REIT	2,830	88,466
Outfront Media Inc REIT	921	22,905
Public Storage REIT	6,280	1,403,580
Regency Centers Corp REIT	822	56,677
SEI Investments Co	5,509	271,924
Senior Housing Properties Trust REIT	1,140	21,580
Signature Bank *	1,352	203,070
Simon Property Group Inc REIT	11,918	2,117,471
SVB Financial Group *	1,642	281,866
T Rowe Price Group Inc	7,928	596,661
Tanger Factory Outlet Centers Inc REIT	3,491	124,908
Taubman Centers Inc REIT	1,204	89,012
TD Ameritrade Holding Corp	9,324	406,526
The Charles Schwab Corp	39,551	1,561,078
The Progressive Corp	2,317	82,254
Ventas Inc REIT	4,545	284,153
Visa Inc ‘A’	81,326	6,345,055
Western Alliance Bancorp *	2,184	106,383
XL Group Ltd (Ireland)	3,814	142,110

		33,564,286

Industrial - 10.1%

3M Co	25,095	4,481,214
Acuity Brands Inc	1,852	427,553
Agilent Technologies Inc	3,532	160,918
Allegion PLC	4,150	265,600
AMETEK Inc	1,757	85,390
Amphenol Corp ‘A’	12,793	859,690
AO Smith Corp	6,240	295,464
AptarGroup Inc	653	47,963
B/E Aerospace Inc	4,306	259,178
Ball Corp	7,302	548,161
Bemis Co Inc	571	27,305
Berry Plastics Group Inc *	5,227	254,712
BWX Technologies Inc	3,864	153,401
Carlisle Cos Inc	776	85,585
CH Robinson Worldwide Inc	6,063	444,175
Clean Harbors Inc *	172	9,572
Cognex Corp	3,507	223,115
Covanta Holding Corp	4,904	76,502
Cree Inc *	1,503	39,664
Crown Holdings Inc *	5,650	297,020
Deere & Co	3,356	345,802
Donaldson Co Inc	4,940	207,875
Eagle Materials Inc	2,030	200,016
Emerson Electric Co	4,499	250,819
Energizer Holdings Inc	794	35,420
Expeditors International of Washington Inc	5,493	290,909

	Shares	Value
FedEx Corp	10,625	$1,978,375
Fitbit Inc ‘A’ *	4,260	31,183
Flowserve Corp	3,274	157,316
Fortive Corp	3,488	187,061
Fortune Brands Home & Security Inc	6,521	348,613
General Dynamics Corp	4,329	747,445
General Electric Co	76,075	2,403,970
Gentex Corp	7,568	149,014
Graco Inc	2,299	191,024
Graphic Packaging Holding Co	9,287	115,902
HEICO Corp	805	62,106
HEICO Corp ‘A’	1,584	107,554
Hexcel Corp	3,922	201,748
Honeywell International Inc	32,483	3,763,156
Hubbell Inc	1,460	170,382
Huntington Ingalls Industries Inc	1,673	308,150
IDEX Corp	2,966	267,118
Illinois Tool Works Inc	12,536	1,535,159
Ingersoll-Rand PLC	5,550	416,472
JB Hunt Transport Services Inc	3,785	367,410
Johnson Controls International PLC	8,455	348,261
Landstar System Inc	1,805	153,966
Lennox International Inc	1,587	243,081
Lincoln Electric Holdings Inc	1,597	122,442
Lockheed Martin Corp	10,852	2,712,349
Manitowoc Foodservice Inc *	2,297	44,401
Martin Marietta Materials Inc	2,451	542,970
Masco Corp	9,209	291,189
Mettler-Toledo International Inc *	1,120	468,787
National Instruments Corp	3,376	104,048
Nordson Corp	2,467	276,427
Northrop Grumman Corp	7,078	1,646,201
Old Dominion Freight Line Inc *	1,739	149,189
Owens-Illinois Inc *	6,678	116,264
Packaging Corp of America	3,922	332,664
PerkinElmer Inc	945	49,282
Raytheon Co	4,821	684,582
Rockwell Automation Inc	4,347	584,237
Rockwell Collins Inc	5,567	516,395
Roper Technologies Inc	2,177	398,565
SBA Communications Corp ‘A’ *	3,394	350,464
Sealed Air Corp	8,403	380,992
Silgan Holdings Inc	1,514	77,487
Snap-on Inc	1,820	311,711
Spirit AeroSystems Holdings Inc ‘A’	2,671	155,853
Stanley Black & Decker Inc	751	86,132
Stericycle Inc *	3,347	257,853
Textron Inc	3,476	168,795
The Boeing Co	25,431	3,959,098
The Middleby Corp *	2,439	314,168
TransDigm Group Inc	2,137	532,028
Trimble Inc *	8,613	259,682
Union Pacific Corp	5,629	583,615
United Parcel Service Inc ‘B’	29,502	3,382,109
Valmont Industries Inc	735	103,562
Vulcan Materials Co	5,249	656,912
Wabtec Corp	3,695	306,759
Waste Management Inc	15,664	1,110,734
Waters Corp *	3,274	439,993
Xylem Inc	4,043	200,209
Zebra Technologies Corp ‘A’ *	1,755	150,509

		47,456,146

Technology - 18.5%

Accenture PLC ‘A’	26,636	3,119,875
Activision Blizzard Inc	23,834	860,646
Adobe Systems Inc * ‡	20,770	2,138,272
Akamai Technologies Inc *	6,551	436,821
ANSYS Inc *	944	87,311
Apple Inc	214,106	24,797,757

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-50

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Applied Materials Inc	33,153	$1,069,847
athenahealth Inc *	1,623	170,691
Atlassian Corp PLC ‘A’ * (Australia)	1,150	27,692
Autodesk Inc *	7,408	548,266
Black Knight Financial Services Inc ‘A’ *	959	36,250
Broadcom Ltd (Singapore)	16,047	2,836,628
Broadridge Financial Solutions Inc	5,053	335,014
Cadence Design Systems Inc *	12,829	323,547
CDK Global Inc	6,630	395,745
Cerner Corp *	12,533	593,688
Citrix Systems Inc *	6,635	592,572
Cognizant Technology Solutions Corp ‘A’ *	25,742	1,442,324
CommerceHub Inc ‘A’ *	102	1,531
CommerceHub Inc ‘C’ *	205	3,081
CSRA Inc	7,061	224,822
Dell Technologies Inc ‘V’ *	996	54,750
Donnelley Financial Solutions Inc *	731	16,798
DST Systems Inc	1,361	145,831
Electronic Arts Inc *	12,381	975,128
Fidelity National Information Services Inc	7,871	595,362
First Data Corp ‘A’ *	13,586	192,785
Fiserv Inc *	9,424	1,001,583
Fortinet Inc *	6,062	182,587
Genpact Ltd *	6,562	159,719
Guidewire Software Inc *	2,997	147,842
Inovalon Holdings Inc ‘A’ *	2,444	25,173
Intel Corp	18,078	655,689
International Business Machines Corp	25,791	4,281,048
Intuit Inc	10,382	1,189,881
IPG Photonics Corp *	1,231	121,512
Jack Henry & Associates Inc	3,382	300,254
KLA-Tencor Corp	6,646	522,907
Lam Research Corp	5,436	574,748
Leidos Holdings Inc	2,914	149,022
Linear Technology Corp	4,800	299,280
Manhattan Associates Inc *	2,970	157,499
Maxim Integrated Products Inc	12,075	465,733
Microchip Technology Inc	8,971	575,490
Microsoft Corp	323,024	20,072,711
MSCI Inc	3,889	306,375
NCR Corp *	5,337	216,469
Nuance Communications Inc *	7,004	104,360
Nutanix Inc ‘A’ *	501	13,307
NVIDIA Corp	21,645	2,310,387
ON Semiconductor Corp *	1,708	21,794
Oracle Corp	12,371	475,665
Paychex Inc	13,706	834,421
Pitney Bowes Inc	7,818	118,755
PTC Inc *	2,097	97,028
Qorvo Inc *	557	29,371
QUALCOMM Inc	12,990	846,948
Red Hat Inc *	7,731	538,851
salesforce.com Inc *	27,267	1,866,699
ServiceNow Inc *	6,729	500,234
Skyworks Solutions Inc	7,436	555,172
Splunk Inc *	5,622	287,565
SS&C Technologies Holdings Inc	6,718	192,135
Synopsys Inc *	596	35,081
Tableau Software Inc ‘A’ *	2,276	95,933
Teradata Corp *	5,368	145,849
Texas Instruments Inc	42,907	3,130,924
The Dun & Bradstreet Corp	609	73,884
The Ultimate Software Group Inc *	1,155	210,614
Twilio Inc ‘A’ *	699	20,166
Tyler Technologies Inc *	1,429	204,018
Veeva Systems Inc ‘A’ *	3,978	161,905
VeriFone Systems Inc *	4,653	82,498
VMware Inc ‘A’ *	1,057	83,218
Workday Inc ‘A’ *	4,977	328,930
Xilinx Inc	3,501	211,355

		87,005,623

	Shares	Value
Utilities - 0.0%

Dominion Resources Inc	1,585	$121,395

Total Common Stocks (Cost $328,876,457)		448,863,056

EXCHANGE-TRADED FUND - 3.8%

iShares Russell 1000 Growth	170,710	17,907,479

Total Exchange-Traded Fund (Cost $17,602,838)		17,907,479

	Principal Amount

SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $3,402,774; collateralized by U.S. Treasury Notes: 2.250% due 11/15/24 and value $3,471,066)	$3,402,762	3,402,762

Total Short-Term Investment (Cost $3,402,762)		3,402,762

TOTAL INVESTMENTS - 100.0% (Cost $349,882,057)		470,173,297

OTHER ASSETS & LIABILITIES, NET - 0.0%		32,528

NET ASSETS - 100.0%		$470,205,825

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	25.6%
Technology	18.5%
Communications	17.8%
Consumer, Cyclical	13.4%
Industrial	10.1%
Financial	7.1%
Exchange-Traded Fund	3.8%
Others (each less than 3.0%)	3.7%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	As of December 31, 2016, investments with a total aggregate value of $1,266,545 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(c)	Open futures contracts outstanding as of December 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
NASDAQ 100 E-Mini Index (03/17)	14	$6,498
S&P 500 E-Mini Index (03/17)	18	4,235

Total Futures Contracts		$10,733

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-51

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$448,863,056	$448,863,056	$-	$-
	Exchange-Traded Fund	17,907,479	17,907,479	-	-
	Short-Term Investment	3,402,762	-	3,402,762	-
	Derivatives:
	Equity Contracts
	Futures	10,733	10,733	-	-

	Total	$470,184,030	$466,781,268	$3,402,762	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-52

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 96.0%

Basic Materials - 2.5%

Air Products & Chemicals Inc	1,269	$182,508
Albemarle Corp	5,498	473,268
Alcoa Corp	7,155	200,912
Ashland Global Holdings Inc	3,049	333,225
Cabot Corp	3,076	155,461
Celanese Corp ‘A’	6,585	518,503
CF Industries Holdings Inc	11,463	360,855
Compass Minerals International Inc	1,638	128,337
Domtar Corp	3,035	118,456
Eastman Chemical Co	7,256	545,724
FMC Corp	1,261	71,322
Freeport-McMoRan Inc *	51,008	672,796
Huntsman Corp	9,922	189,312
International Paper Co	20,163	1,069,849
LyondellBasell Industries NV ‘A’	9,522	816,797
Monsanto Co	7,535	792,757
NewMarket Corp	25	10,596
Newmont Mining Corp	26,133	890,351
Nucor Corp	15,635	930,595
Platform Specialty Products Corp *	9,754	95,687
Praxair Inc	1,703	199,575
Reliance Steel & Aluminum Co	3,412	271,390
Royal Gold Inc	2,968	188,023
Southern Copper Corp (Peru)	2,264	72,312
Steel Dynamics Inc	9,804	348,826
Tahoe Resources Inc (NYSE)	14,655	138,050
The Dow Chemical Co	55,234	3,160,489
The Mosaic Co	17,193	504,271
United States Steel Corp	7,547	249,126
Valvoline Inc	1,489	32,014
Versum Materials Inc *	615	17,263
Westlake Chemical Corp	1,845	103,302
WR Grace & Co	1,528	103,354

		13,945,306

Communications - 6.6%

ARRIS International PLC *	7,117	214,435
AT&T Inc ‡	303,415	12,904,240
CenturyLink Inc	26,421	628,291
Cisco Systems Inc	247,876	7,490,813
Clear Channel Outdoor Holdings Inc ‘A’	919	4,641
Comcast Corp ‘A’	8,900	614,545
Discovery Communications Inc ‘A’ *	647	17,734
Discovery Communications Inc ‘C’ *	802	21,478
DISH Network Corp ‘A’ *	2,451	141,986
EchoStar Corp ‘A’ *	2,210	113,572
FireEye Inc *	5,644	67,164
Frontier Communications Corp	57,257	193,529
IAC/InterActiveCorp *	739	47,880
John Wiley & Sons Inc ‘A’	2,156	117,502
Juniper Networks Inc	18,339	518,260
Level 3 Communications Inc *	14,362	809,442
Liberty Broadband Corp ‘A’ *	1,272	92,169
Liberty Broadband Corp ‘C’ *	5,070	375,535
Liberty Expedia Holdings Inc ‘A’ *	2,100	83,307
Liberty Media Corp-Liberty SiriusXM ‘A’ *	4,567	157,653
Liberty Media Corp-Liberty SiriusXM ‘C’ *	8,999	305,246
Liberty Ventures ‘A’ *	3,159	116,472
Motorola Solutions Inc	7,611	630,876
News Corp ‘A’	18,561	212,709
News Corp ‘B’	5,905	69,679
Pandora Media Inc *	1,498	19,534
Sprint Corp *	37,187	313,115
Symantec Corp	25,864	617,891
T-Mobile US Inc *	5,371	308,886
TEGNA Inc	10,655	227,911

	Shares	Value
Telephone & Data Systems Inc	4,645	$134,101
Thomson Reuters Corp (NYSE)	14,746	645,580
Time Warner Inc	13,279	1,281,822
Tribune Media Co ‘A’	3,473	121,486
Twenty-First Century Fox Inc ‘A’	12,085	338,863
Twenty-First Century Fox Inc ‘B’	5,575	151,919
Twitter Inc *	3,608	58,810
United States Cellular Corp *	753	32,921
Verizon Communications Inc	100,482	5,363,729
Viacom Inc ‘A’	58	2,233
Viacom Inc ‘B’	1,980	69,498
Yahoo! Inc *	42,654	1,649,430
Yelp Inc *	755	28,788
Zillow Group Inc ‘A’ *	817	29,780
Zillow Group Inc ‘C’ *	1,535	55,981

		37,401,436

Consumer, Cyclical - 5.8%

Adient PLC *	3,530	206,858
Alaska Air Group Inc	1,061	94,143
Allison Transmission Holdings Inc	6,925	233,303
American Airlines Group Inc	25,989	1,213,426
AutoNation Inc *	1,914	93,116
Bed Bath & Beyond Inc	6,533	265,501
Best Buy Co Inc	13,615	580,952
BorgWarner Inc	9,374	369,711
Brunswick Corp	818	44,614
Burlington Stores Inc *	1,457	123,481
Cabela’s Inc *	2,199	128,751
CalAtlantic Group Inc	3,187	108,390
Carnival Corp	20,047	1,043,647
Choice Hotels International Inc	504	28,249
Coach Inc	11,106	388,932
Copa Holdings SA ‘A’ (Panama)	1,515	137,607
CST Brands Inc	3,733	179,744
CVS Health Corp	3,058	241,307
Delta Air Lines Inc	8,384	412,409
Dick’s Sporting Goods Inc	926	49,171
Dillard’s Inc ‘A’	923	57,863
Dolby Laboratories Inc ‘A’	2,460	111,167
DR Horton Inc	7,435	203,199
Extended Stay America Inc	3,086	49,839
Foot Locker Inc	664	47,071
Ford Motor Co	191,109	2,318,152
GameStop Corp ‘A’	4,970	125,542
General Motors Co	68,987	2,403,507
Genuine Parts Co	406	38,789
Harman International Industries Inc	1,843	204,868
Hilton Worldwide Holdings Inc	3,065	83,368
Hyatt Hotels Corp ‘A’ *	1,511	83,498
International Game Technology PLC	4,773	121,807
JC Penney Co Inc *	15,515	128,930
JetBlue Airways Corp *	14,626	327,915
Kohl’s Corp	9,070	447,877
L Brands Inc	9,754	642,203
Lear Corp	619	81,937
Lennar Corp ‘A’	4,329	185,844
Lennar Corp ‘B’	228	7,866
Liberty Interactive Corp QVC Group ‘A’ *	9,722	194,246
Lions Gate Entertainment Corp ‘A’ (Canada)	811	21,816
Lions Gate Entertainment Corp ‘B’ * (Canada)	811	19,902
Macy’s Inc	15,152	542,593
Marriott International Inc ‘A’	3,877	320,550
MGM Resorts International *	21,193	610,994
Mohawk Industries Inc *	627	125,199
MSC Industrial Direct Co Inc ‘A’	1,259	116,319
Norwegian Cruise Line Holdings Ltd *	7,084	301,282
Nu Skin Enterprises Inc ‘A’	1,895	90,543
PACCAR Inc	15,348	980,737

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-53

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Penske Automotive Group Inc	1,874	$97,148
PulteGroup Inc	11,854	217,877
PVH Corp	3,962	357,531
Ralph Lauren Corp	2,607	235,464
Regal Entertainment Group ‘A’	2,822	58,133
Royal Caribbean Cruises Ltd	8,272	678,635
Signet Jewelers Ltd (NYSE)	332	31,294
Spirit Airlines Inc *	3,573	206,734
Staples Inc	31,655	286,478
Target Corp	25,911	1,871,552
Tesla Motors Inc *	349	74,578
The Gap Inc	10,211	229,135
The Goodyear Tire & Rubber Co	13,075	403,625
The Madison Square Garden Co ‘A’ *	851	145,955
The Michaels Cos Inc *	1,044	21,350
The Scotts Miracle-Gro Co ‘A’	213	20,352
The Wendy’s Co	4,372	59,109
Tiffany & Co	5,376	416,264
Toll Brothers Inc *	3,991	123,721
United Continental Holdings Inc *	15,585	1,135,835
Urban Outfitters Inc *	960	27,341
Vista Outdoor Inc *	2,421	89,335
Wal-Mart Stores Inc	74,494	5,149,025
Walgreens Boots Alliance Inc	33,611	2,781,646
WESCO International Inc *	2,425	161,384
Whirlpool Corp	3,291	598,205
World Fuel Services Corp	3,364	154,441
Wynn Resorts Ltd	339	29,327

		32,600,209

Consumer, Non-Cyclical - 16.2%

Abbott Laboratories	72,268	2,775,814
Acadia Healthcare Co Inc *	2,307	76,362
Aetna Inc	11,085	1,374,651
Alere Inc *	3,564	138,889
Allergan PLC *	6,720	1,411,267
Alnylam Pharmaceuticals Inc *	481	18,009
AMERCO	113	41,764
Anthem Inc	9,434	1,356,326
Aramark	6,752	241,181
Archer-Daniels-Midland Co	28,283	1,291,119
Avery Dennison Corp	295	20,715
Baxter International Inc	21,806	966,878
Bio-Rad Laboratories Inc ‘A’ *	1,041	189,753
Booz Allen Hamilton Holding Corp	348	12,552
Brookdale Senior Living Inc *	8,941	111,047
Brown-Forman Corp ‘A’	178	8,233
Brown-Forman Corp ‘B’	552	24,796
Bunge Ltd	6,827	493,182
Cardinal Health Inc	1,178	84,781
Centene Corp *	2,156	121,836
Cigna Corp	8,324	1,110,338
Colgate-Palmolive Co	35,075	2,295,308
Conagra Brands Inc	4,613	182,444
CoreLogic Inc *	1,766	65,042
Coty Inc ‘A’	21,184	387,879
Danaher Corp	21,923	1,706,486
DaVita Inc *	4,997	320,807
DENTSPLY SIRONA Inc	11,293	651,945
Edgewell Personal Care Co *	2,882	210,357
Endo International PLC *	10,284	169,377
Envision Healthcare Corp *	1,646	104,175
Express Scripts Holding Co *	3,640	250,396
Flowers Foods Inc	877	17,514
Graham Holdings Co ‘B’	212	108,533
H&R Block Inc	10,177	233,969
HCA Holdings Inc *	4,875	360,848
Herc Holdings Inc *	937	37,630
Hertz Global Holdings Inc *	2,813	60,648
Hill-Rom Holdings Inc	212	11,902

	Shares	Value
Hormel Foods Corp	1,660	$57,785
Humana Inc	429	87,529
Ingredion Inc	1,029	128,584
Johnson & Johnson	111,911	12,893,266
Juno Therapeutics Inc *	300	5,655
Kellogg Co	931	68,624
Kimberly-Clark Corp	2,616	298,538
Laboratory Corp of America Holdings *	2,775	356,255
Lamb Weston Holdings Inc *	1,489	56,359
LifePoint Health Inc *	1,828	103,830
Live Nation Entertainment Inc *	2,728	72,565
LSC Communications Inc	407	12,080
Macquarie Infrastructure Corp	3,665	299,431
Mallinckrodt PLC *	5,372	267,633
ManpowerGroup Inc	3,284	291,849
Mead Johnson Nutrition Co	5,876	415,786
MEDNAX Inc *	1,322	88,125
Medtronic PLC	69,057	4,918,930
Merck & Co Inc	136,432	8,031,752
Molson Coors Brewing Co ‘B’	8,446	821,880
Mondelez International Inc ‘A’	73,549	3,260,427
Moody’s Corp	864	81,449
Mylan NV *	15,366	586,213
Nielsen Holdings PLC	3,950	165,703
OPKO Health Inc *	1,330	12,369
Patheon NV *	657	18,862
PepsiCo Inc	9,246	967,409
Perrigo Co PLC	6,763	562,884
Pfizer Inc	275,209	8,938,788
Philip Morris International Inc	68,141	6,234,220
Pilgrim’s Pride Corp	2,464	46,791
Pinnacle Foods Inc	5,671	303,115
Post Holdings Inc *	1,316	105,793
Premier Inc ‘A’ *	1,544	46,876
QIAGEN NV (XNGS) *	11,202	313,880
Quanta Services Inc *	5,266	183,520
Quest Diagnostics Inc	6,956	639,256
Quintiles IMS Holdings Inc *	1,382	105,101
Reynolds American Inc	15,605	874,504
RR Donnelley & Sons Co	1,087	17,740
St Jude Medical Inc	4,184	335,515
Teleflex Inc	1,749	281,851
The Clorox Co	932	111,859
The Coca-Cola Co	48,345	2,004,384
The Cooper Cos Inc	516	90,264
The Hain Celestial Group Inc *	1,257	49,061
The JM Smucker Co	5,693	729,046
The Kraft Heinz Co	25,588	2,234,344
The Procter & Gamble Co	126,046	10,597,948
Thermo Fisher Scientific Inc	10,524	1,484,936
TreeHouse Foods Inc *	1,827	131,891
Tyson Foods Inc ‘A’	7,618	469,878
United Rentals Inc *	627	66,199
United Therapeutics Corp *	1,552	222,603
Universal Health Services Inc ‘B’	3,165	336,693
VWR Corp *	3,560	89,107
WellCare Health Plans Inc *	169	23,167
Whole Foods Market Inc	13,023	400,587
Zimmer Biomet Holdings Inc	4,254	439,013

		91,884,455

Diversified - 0.1%

Leucadia National Corp	16,142	375,301

Energy - 13.1%

Anadarko Petroleum Corp	27,500	1,917,575
Antero Resources Corp *	8,796	208,025
Apache Corp	5,779	366,793
Baker Hughes Inc	21,540	1,399,454

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-54

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Cabot Oil & Gas Corp	6,845	$159,899
Cheniere Energy Inc *	9,797	405,890
Chesapeake Energy Corp *	27,199	190,937
Chevron Corp	92,581	10,896,784
Cimarex Energy Co	3,868	525,661
Concho Resources Inc *	6,923	917,990
ConocoPhillips	61,025	3,059,793
CONSOL Energy Inc	11,084	202,061
Continental Resources Inc *	2,340	120,604
Devon Energy Corp	23,401	1,068,724
Diamond Offshore Drilling Inc *	3,223	57,047
Diamondback Energy Inc *	2,886	291,659
Dril-Quip Inc *	1,853	111,273
Energen Corp *	4,760	274,509
Ensco PLC ‘A’	14,797	143,827
EOG Resources Inc	24,023	2,428,725
EQT Corp	8,458	553,153
Exxon Mobil Corp	205,368	18,536,516
First Solar Inc *	3,800	121,942
FMC Technologies Inc *	11,074	393,459
Frank’s International NV	1,597	19,659
Gulfport Energy Corp *	6,285	136,007
Halliburton Co	42,178	2,281,408
Helmerich & Payne Inc	4,769	369,121
Hess Corp	13,848	862,592
HollyFrontier Corp	7,948	260,376
Kinder Morgan Inc	94,664	1,960,491
Kosmos Energy Ltd *	8,055	56,466
Laredo Petroleum Inc *	7,049	99,673
Marathon Oil Corp	41,653	721,013
Marathon Petroleum Corp	25,857	1,301,900
Murphy Oil Corp	8,112	252,527
Murphy USA Inc *	706	43,398
Nabors Industries Ltd	13,456	220,678
National Oilwell Varco Inc	18,561	694,924
Newfield Exploration Co *	7,263	294,152
Noble Corp PLC (United Kingdom)	11,760	69,619
Noble Energy Inc	20,889	795,035
Occidental Petroleum Corp	37,532	2,673,404
Oceaneering International Inc	4,796	135,295
Parsley Energy Inc ‘A’ *	7,275	256,371
Patterson-UTI Energy Inc	7,035	189,382
PBF Energy Inc ‘A’	4,776	133,155
Phillips 66	22,182	1,916,747
Pioneer Natural Resources Co	7,998	1,440,200
QEP Resources Inc *	11,869	218,508
Range Resources Corp	10,038	344,906
Rice Energy Inc *	5,785	123,510
Rowan Cos PLC ‘A’ *	6,167	116,495
RPC Inc	2,834	56,142
Schlumberger Ltd	68,534	5,753,429
SM Energy Co	4,743	163,539
Spectra Energy Corp	29,105	1,195,924
Superior Energy Services Inc *	7,349	124,051
Targa Resources Corp	8,104	454,391
Tesoro Corp	5,864	512,807
The Williams Cos Inc	28,229	879,051
Transocean Ltd *	16,929	249,533
Valero Energy Corp	23,106	1,578,602
Weatherford International PLC *	48,009	239,565
Whiting Petroleum Corp *	9,891	118,890
WPX Energy Inc *	16,335	238,001

		73,903,237

Financial - 30.0%

Affiliated Managers Group Inc *	338	49,111
Aflac Inc	19,775	1,376,340
AGNC Investment Corp REIT	16,287	295,283
Air Lease Corp	2,355	80,847
Alexandria Real Estate Equities Inc REIT	3,402	378,064

	Shares	Value
Alleghany Corp *	724	$440,279
Allied World Assurance Co Holdings AG	4,380	235,250
Ally Financial Inc	21,802	414,674
American Campus Communities Inc REIT	6,414	319,225
American Express Co	39,372	2,916,678
American Financial Group Inc	3,356	295,731
American Homes 4 Rent ‘A’ REIT	8,347	175,120
American International Group Inc	50,116	3,273,076
American National Insurance Co	383	47,726
Ameriprise Financial Inc	5,368	595,526
AmTrust Financial Services Inc	4,106	112,422
Annaly Capital Management Inc REIT	49,986	498,360
Apartment Investment & Management Co ‘A’ REIT	7,648	347,602
Apple Hospitality REIT Inc	8,005	159,940
Arch Capital Group Ltd * (Bermuda)	5,630	485,813
Arthur J Gallagher & Co	2,785	144,709
Aspen Insurance Holdings Ltd (Bermuda)	2,891	159,005
Associated Banc-Corp	7,468	184,460
Assurant Inc	2,791	259,172
Assured Guaranty Ltd	6,517	246,147
AvalonBay Communities Inc REIT	6,739	1,193,814
Axis Capital Holdings Ltd	4,488	292,932
Bank of America Corp	506,163	11,186,202
Bank of Hawaii Corp	2,124	188,378
BankUnited Inc	4,839	182,382
BB&T Corp	40,007	1,881,129
Berkshire Hathaway Inc ‘B’ *	93,131	15,178,490
BlackRock Inc	6,150	2,340,321
BOK Financial Corp	1,253	104,049
Boston Properties Inc REIT	6,244	785,370
Brandywine Realty Trust REIT	8,373	138,238
Brixmor Property Group Inc REIT	9,354	228,425
Brown & Brown Inc	5,356	240,270
Camden Property Trust REIT	4,194	352,590
Capital One Financial Corp	23,653	2,063,488
Care Capital Properties Inc REIT	3,771	94,275
Chimera Investment Corp REIT	9,439	160,652
Chubb Ltd	22,752	3,005,994
Cincinnati Financial Corp	7,363	557,747
CIT Group Inc	9,776	417,240
Citigroup Inc	144,602	8,593,697
Citizens Financial Group Inc	15,303	545,246
CME Group Inc ‘A’	16,619	1,917,002
CNA Financial Corp	1,381	57,312
Columbia Property Trust Inc REIT	6,010	129,816
Comerica Inc	8,572	583,839
Commerce Bancshares Inc	4,331	250,375
Communications Sales & Leasing Inc REIT	6,040	153,476
CoreCivic Inc REIT	5,850	143,091
Corporate Office Properties Trust REIT	4,590	143,300
Crown Castle International Corp REIT	2,012	174,581
CubeSmart REIT	2,761	73,912
Cullen/Frost Bankers Inc	2,595	228,957
CyrusOne Inc REIT	420	18,787
DCT Industrial Trust Inc REIT	4,393	210,337
DDR Corp REIT	15,052	229,844
Digital Realty Trust Inc REIT	2,336	229,535
Discover Financial Services	13,524	974,945
Douglas Emmett Inc REIT	6,863	250,911
Duke Realty Corp REIT	16,994	451,361
E*TRADE Financial Corp *	13,709	475,017
East West Bancorp Inc	7,042	357,945
Empire State Realty Trust Inc ‘A’ REIT	2,283	46,094
Endurance Specialty Holdings Ltd	3,137	289,859
EPR Properties REIT	3,081	221,123
Equity Commonwealth REIT *	6,120	185,069
Equity One Inc REIT	4,449	136,540
Equity Residential REIT	17,519	1,127,523
Erie Indemnity Co ‘A’	325	36,546

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-55

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Essex Property Trust Inc REIT	1,867	$434,077
Everest Re Group Ltd	2,038	441,023
Fifth Third Bancorp	37,563	1,013,074
First American Financial Corp	5,337	195,494
First Hawaiian Inc	1,054	36,700
First Horizon National Corp	11,261	225,333
First Republic Bank	1,402	129,180
FNF Group	12,894	437,880
Forest City Realty Trust Inc ‘A’ REIT	11,175	232,887
Franklin Resources Inc	17,728	701,674
General Growth Properties Inc REIT	28,299	706,909
HCP Inc REIT	22,982	683,025
Healthcare Trust of America Inc ‘A’ REIT	1,742	50,710
Highwoods Properties Inc REIT	4,687	239,084
Hospitality Properties Trust REIT	7,373	234,019
Host Hotels & Resorts Inc REIT	36,163	681,311
Huntington Bancshares Inc	52,830	698,413
Interactive Brokers Group Inc ‘A’	2,752	100,476
Intercontinental Exchange Inc	15,078	850,701
Invesco Ltd	16,812	510,076
Jones Lang LaSalle Inc	2,200	222,288
JPMorgan Chase & Co	179,279	15,469,985
KeyCorp	52,980	967,945
Kilroy Realty Corp REIT	4,443	325,316
Kimco Realty Corp REIT	19,827	498,847
Lazard Ltd ‘A’	5,376	220,900
Legg Mason Inc	5,281	157,955
Liberty Property Trust REIT	7,174	283,373
Life Storage Inc REIT	767	65,394
Lincoln National Corp	9,069	601,003
Loews Corp	13,760	644,381
LPL Financial Holdings Inc	3,710	130,629
M&T Bank Corp	7,348	1,149,448
Markel Corp *	671	606,919
Mercury General Corp	782	47,084
MetLife Inc	45,774	2,466,761
MFA Financial Inc REIT	18,480	141,002
Mid-America Apartment Communities Inc REIT	5,532	541,693
Morgan Stanley	70,241	2,967,682
Nasdaq Inc	5,504	369,428
National Retail Properties Inc REIT	7,014	310,019
Navient Corp	14,810	243,328
New York Community Bancorp Inc	23,303	370,751
Northern Trust Corp	10,173	905,906
NorthStar Realty Finance Corp REIT	8,796	133,259
Old Republic International Corp	11,806	224,314
Omega Healthcare Investors Inc REIT	5,640	176,306
OneMain Holdings Inc *	2,622	58,051
Outfront Media Inc REIT	5,849	145,465
PacWest Bancorp	5,824	317,059
Paramount Group Inc REIT	8,773	140,280
People’s United Financial Inc	15,176	293,807
Piedmont Office Realty Trust Inc ‘A’ REIT	7,075	147,938
Popular Inc	5,025	220,195
Principal Financial Group Inc	13,146	760,628
ProAssurance Corp	2,583	145,165
Prologis Inc REIT	25,665	1,354,855
Prudential Financial Inc	21,747	2,262,993
Quality Care Properties Inc REIT *	4,552	70,556
Raymond James Financial Inc	6,206	429,890
Rayonier Inc REIT	5,994	159,440
Realogy Holdings Corp	7,255	186,671
Realty Income Corp REIT	12,667	728,099
Regency Centers Corp REIT	4,180	288,211
Regions Financial Corp	62,322	894,944
Reinsurance Group of America Inc	3,136	394,603
RenaissanceRe Holdings Ltd (Bermuda)	2,055	279,932
Retail Properties of America Inc ‘A’ REIT	11,900	182,427
Santander Consumer USA Holdings Inc *	5,127	69,215

	Shares	Value
Senior Housing Properties Trust REIT	10,410	$197,061
Signature Bank *	1,090	163,718
Simon Property Group Inc REIT	1,423	252,824
SL Green Realty Corp REIT	4,790	515,164
SLM Corp *	20,818	229,414
Spirit Realty Capital Inc REIT	23,503	255,243
Starwood Property Trust Inc REIT	12,276	269,458
State Street Corp	19,399	1,507,690
STORE Capital Corp REIT	7,554	186,659
Sun Communities Inc REIT	3,286	251,740
SunTrust Banks Inc	24,660	1,352,601
SVB Financial Group *	657	112,781
Synchrony Financial	41,112	1,491,132
Synovus Financial Corp	6,104	250,752
T Rowe Price Group Inc	2,799	210,653
Tanger Factory Outlet Centers Inc REIT	435	15,564
Taubman Centers Inc REIT	1,431	105,794
TCF Financial Corp	7,657	150,001
TD Ameritrade Holding Corp	1,319	57,508
TFS Financial Corp	2,776	52,855
The Allstate Corp	18,397	1,363,586
The Bank of New York Mellon Corp	51,524	2,441,207
The Charles Schwab Corp	11,753	463,891
The Goldman Sachs Group Inc	18,988	4,546,677
The Hanover Insurance Group Inc	2,119	192,850
The Hartford Financial Services Group Inc	19,238	916,691
The Howard Hughes Corp *	1,810	206,521
The Macerich Co REIT	7,047	499,209
The PNC Financial Services Group Inc	24,577	2,874,526
The Progressive Corp	25,844	917,462
The Travelers Cos Inc	14,359	1,757,829
Torchmark Corp	5,834	430,316
Two Harbors Investment Corp REIT	16,837	146,819
UDR Inc REIT	13,019	474,933
Unum Group	11,689	513,498
US Bancorp	79,937	4,106,364
Validus Holdings Ltd	3,763	207,003
Ventas Inc REIT	11,395	712,415
VEREIT Inc REIT	47,551	402,281
Vornado Realty Trust REIT	8,435	880,361
Voya Financial Inc	10,040	393,769
Weingarten Realty Investors REIT	5,678	203,216
Wells Fargo & Co	225,037	12,401,789
Welltower Inc REIT	17,559	1,175,224
Western Alliance Bancorp *	1,978	96,348
Weyerhaeuser Co REIT	36,451	1,096,811
White Mountains Insurance Group Ltd	208	173,898
WP Carey Inc REIT	5,084	300,414
WR Berkley Corp	4,703	312,797
XL Group Ltd (Ireland)	8,632	321,628
Zions Bancorp	9,882	425,321

		169,277,238

Industrial - 9.6%

AECOM *	7,476	271,827
AGCO Corp	3,486	201,700
Agilent Technologies Inc	11,789	537,107
AMETEK Inc	9,232	448,675
AptarGroup Inc	2,321	170,477
Arconic Inc	21,576	400,019
Armstrong World Industries Inc *	2,260	94,468
Arrow Electronics Inc *	4,462	318,141
Avnet Inc	6,292	299,562
Bemis Co Inc	4,036	193,002
Carlisle Cos Inc	2,149	237,013
Caterpillar Inc	27,447	2,545,435
Chicago Bridge & Iron Co NV	5,221	165,767
Clean Harbors Inc *	2,348	130,666
Colfax Corp *	4,924	176,919
Corning Inc	46,801	1,135,860

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-56

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Crane Co	2,409	$173,737
Cree Inc *	3,076	81,176
CSX Corp	46,958	1,687,201
Cummins Inc	7,759	1,060,423
Deere & Co	11,657	1,201,137
Donaldson Co Inc	475	19,988
Dover Corp	7,534	564,523
Eaton Corp PLC	22,500	1,509,525
Emerson Electric Co	26,417	1,472,748
Energizer Holdings Inc	2,060	91,897
Expeditors International of Washington Inc	2,619	138,702
Fitbit Inc ‘A’ *	1,128	8,257
FLIR Systems Inc	6,713	242,943
Flowserve Corp	2,484	119,356
Fluor Corp	6,843	359,394
Fortive Corp	10,962	587,892
Garmin Ltd	5,470	265,240
General Dynamics Corp	7,012	1,210,692
General Electric Co	365,297	11,543,385
Genesee & Wyoming Inc ‘A’ *	2,759	191,502
Gentex Corp	4,910	96,678
Graphic Packaging Holding Co	4,605	57,470
Harris Corp	6,132	628,346
Hubbell Inc	957	111,682
Huntington Ingalls Industries Inc	372	68,519
IDEX Corp	255	22,965
Ingersoll-Rand PLC	6,299	472,677
ITT Inc	4,526	174,568
Jabil Circuit Inc	9,362	221,599
Jacobs Engineering Group Inc *	5,879	335,103
Johnson Controls International PLC	35,401	1,458,167
Kansas City Southern	5,289	448,772
KBR Inc	7,209	120,318
Keysight Technologies Inc *	8,423	308,029
Kirby Corp *	2,624	174,496
L3 Technologies Inc	3,766	572,846
Lennox International Inc	141	21,597
Lincoln Electric Holdings Inc	1,097	84,107
Manitowoc Foodservice Inc *	3,445	66,592
Martin Marietta Materials Inc	294	65,130
Masco Corp	5,837	184,566
National Instruments Corp	1,066	32,854
Norfolk Southern Corp	14,526	1,569,825
Old Dominion Freight Line Inc *	1,238	106,208
Orbital ATK Inc	2,858	250,732
Oshkosh Corp	3,565	230,335
Owens Corning	5,630	290,283
Parker-Hannifin Corp	6,562	918,680
Pentair PLC (United Kingdom)	8,164	457,755
PerkinElmer Inc	4,194	218,717
Raytheon Co	9,031	1,282,402
Regal Beloit Corp	2,239	155,051
Republic Services Inc	11,582	660,753
Rockwell Automation Inc	1,356	182,246
Roper Technologies Inc	2,399	439,209
Ryder System Inc	2,610	194,288
SBA Communications Corp ‘A’ *	2,210	228,205
Snap-on Inc	754	129,138
Sonoco Products Co	4,876	256,965
Spirit AeroSystems Holdings Inc ‘A’	2,891	168,690
Stanley Black & Decker Inc	6,460	740,897
Stericycle Inc *	221	17,026
SunPower Corp *	2,878	19,024
Terex Corp	5,155	162,537
Textron Inc	9,125	443,110
The Timken Co	3,419	135,734
Trimble Inc *	2,558	77,124
Trinity Industries Inc	7,477	207,562
Union Pacific Corp	35,007	3,629,526
United Technologies Corp	38,219	4,189,567

	Shares	Value
USG Corp *	4,244	$122,567
Valmont Industries Inc	217	30,575
Vulcan Materials Co	445	55,692
Waste Management Inc	3,795	269,103
WestRock Co	12,301	624,522
Xylem Inc	4,185	207,241
Zebra Technologies Corp ‘A’ *	462	39,621

		54,294,347

Technology - 6.3%

Akamai Technologies Inc *	931	62,079
Allscripts Healthcare Solutions Inc *	9,031	92,207
Amdocs Ltd	7,272	423,594
Analog Devices Inc	15,081	1,095,182
ANSYS Inc *	3,200	295,968
Apple Inc	22,674	2,626,103
Applied Materials Inc	15,331	494,731
Autodesk Inc *	1,878	138,991
Brocade Communications Systems Inc	19,607	244,891
CA Inc	14,323	455,042
CommerceHub Inc ‘A’ *	526	7,895
CommerceHub Inc ‘C’ *	1,053	15,827
Computer Sciences Corp	6,804	404,294
Cypress Semiconductor Corp	15,631	178,819
Dell Technologies Inc ‘V’ *	9,533	524,029
Donnelley Financial Solutions Inc *	407	9,353
Fidelity National Information Services Inc	6,878	520,252
Hewlett Packard Enterprise Co	84,955	1,965,859
HP Inc	85,097	1,262,839
Intel Corp	211,796	7,681,841
International Business Machines Corp	13,551	2,249,330
IPG Photonics Corp *	274	27,047
Lam Research Corp	1,612	170,437
Leidos Holdings Inc	3,292	168,353
Linear Technology Corp	6,212	387,318
Marvell Technology Group Ltd (Bermuda)	19,761	274,085
Micron Technology Inc *	50,905	1,115,838
NetApp Inc	14,245	502,421
Nuance Communications Inc *	2,639	39,321
Nutanix Inc ‘A’ *	155	4,117
ON Semiconductor Corp *	18,137	231,428
Oracle Corp	131,365	5,050,984
PTC Inc *	3,191	147,648
Qorvo Inc *	5,662	298,557
QUALCOMM Inc	57,354	3,739,481
Skyworks Solutions Inc	758	56,592
SS&C Technologies Holdings Inc	656	18,762
Synopsys Inc *	6,718	395,421
Teradyne Inc	9,950	252,730
The Dun & Bradstreet Corp	1,054	127,871
Twilio Inc ‘A’ *	119	3,433
VMware Inc ‘A’ *	2,722	214,303
Western Digital Corp	13,874	942,738
Xerox Corp	49,443	431,637
Xilinx Inc	8,523	514,534
Zynga Inc ‘A’ *	36,920	94,884

		35,959,066

Utilities - 5.8%

AES Corp	32,405	376,546
Alliant Energy Corp	11,162	422,928
Ameren Corp	11,922	625,428
American Electric Power Co Inc	24,223	1,525,080
American Water Works Co Inc	8,749	633,078
Aqua America Inc	8,713	261,739
Atmos Energy Corp	4,966	368,229
Avangrid Inc	2,821	106,859
Calpine Corp *	17,906	204,666
CenterPoint Energy Inc	21,202	522,417
CMS Energy Corp	13,676	569,195

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-57

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Consolidated Edison Inc	14,996	$1,104,905
Dominion Resources Inc	28,401	2,175,233
DTE Energy Co	8,805	867,381
Duke Energy Corp	33,945	2,634,811
Edison International	15,556	1,119,876
Entergy Corp	8,795	646,169
Eversource Energy	15,603	861,754
Exelon Corp	43,647	1,549,032
FirstEnergy Corp	20,911	647,614
Great Plains Energy Inc	10,567	289,007
Hawaiian Electric Industries Inc	5,377	177,817
MDU Resources Group Inc	9,523	273,977
National Fuel Gas Co	3,595	203,621
NextEra Energy Inc	22,675	2,708,756
NiSource Inc	15,805	349,923
NRG Energy Inc	15,771	193,352
OGE Energy Corp	9,774	326,940
PG&E Corp	24,433	1,484,793
Pinnacle West Capital Corp	5,442	424,639
PPL Corp	33,357	1,135,806
Public Service Enterprise Group Inc	24,871	1,091,339
SCANA Corp	6,400	468,992
Sempra Energy	12,283	1,236,161
The Southern Co	46,255	2,275,283
UGI Corp	8,448	389,284
Vectren Corp	4,050	211,208
WEC Energy Group Inc	15,537	911,245
Westar Energy Inc	6,946	391,407
Xcel Energy Inc	24,997	1,017,378

		32,783,868

Total Common Stocks (Cost $459,586,529)		542,424,463

EXCHANGE-TRADED FUND - 1.7%

iShares Russell 1000 Value ‡	83,134	9,313,502

Total Exchange-Traded Fund (Cost $8,872,059)		9,313,502

	Principal Amount

SHORT-TERM INVESTMENT - 2.2%

Repurchase Agreement - 2.2%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $12,647,912; collateralized by U.S. Treasury Note: 2.250% due 11/15/24 and value $12,901,044)	$12,647,870	12,647,870

Total Short-Term Investment (Cost $12,647,870)		12,647,870

TOTAL INVESTMENTS - 99.9% (Cost $481,106,458)		564,385,835

OTHER ASSETS & LIABILITIES, NET - 0.1%		393,940

NET ASSETS - 100.0%		$564,779,775

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	30.0%
Consumer, Non-Cyclical	16.2%
Energy	13.1%
Industrial	9.6%
Communications	6.6%
Technology	6.3%
Utilities	5.8%
Consumer, Cyclical	5.8%
Others (each less than 3.0%)	6.5%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	As of December 31, 2016, investments with a total aggregate value of $1,220,963 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(c)	Open futures contracts outstanding as of December 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index (03/17)	90	($67,461)
S&P Mid 400 E-Mini Index (03/17)	18	(12,881)

Total Futures Contracts		($80,342)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-58

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$542,424,463	$542,424,463	$-	$-
	Exchange-Traded Fund	9,313,502	9,313,502	-	-
	Short-Term Investment	12,647,870	-	12,647,870	-

	Total Assets	564,385,835	551,737,965	12,647,870	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(80,342)	(80,342)	-	-

	Total Liabilities	(80,342)	(80,342)	-	-

	Total	$564,305,493	$551,657,623	$12,647,870	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-59

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
RIGHTS - 0.0%

Communications - 0.0%

Leap Wireless International Inc - Contingent Value Rights * +	912	$2,895

Consumer, Non-Cyclical - 0.0%

Dyax Corp - Contingent Value Rights * +	18,662	20,715

Total Rights (Cost $20,715)		23,610

COMMON STOCKS - 95.8%

Basic Materials - 4.1%

Aceto Corp	3,743	82,234
ALJ Regional Holdings Inc *	2,837	12,454
Balchem Corp	4,690	393,585
Century Aluminum Co *	384	3,287
Chemtura Corp *	4,777	158,596
Clearwater Paper Corp *	2,541	166,563
Codexis Inc *	4,553	20,944
Coeur Mining Inc *	18,739	170,338
Deltic Timber Corp	1,626	125,316
Ferro Corp *	12,505	179,197
GCP Applied Technologies Inc *	8,946	239,305
Gold Resource Corp	5,712	24,847
Hawkins Inc	305	16,455
HB Fuller Co	7,395	357,252
Ingevity Corp *	5,105	280,060
Innophos Holdings Inc	2,617	136,764
Kaiser Aluminum Corp	964	74,893
KMG Chemicals Inc	583	22,673
Koppers Holdings Inc *	2,355	94,907
Landec Corp *	1,036	14,297
Minerals Technologies Inc	2,790	215,527
Neenah Paper Inc	2,477	211,040
OMNOVA Solutions Inc *	4,118	41,180
Orchids Paper Products Co	1,313	34,374
PolyOne Corp	12,378	396,591
Quaker Chemical Corp	1,438	183,978
Rayonier Advanced Materials Inc	3,746	57,913
Schweitzer-Mauduit International Inc	803	36,561
Sensient Technologies Corp	6,538	513,756
Stepan Co	281	22,896
The Chemours Co	22,811	503,895
United States Lime & Minerals Inc	20	1,515
Univar Inc *	6,491	184,150
US Silica Holdings Inc	10,869	616,055
Valhi Inc	1,079	3,733

		5,597,131

Communications - 8.1%

1-800-Flowers.com Inc ‘A’ *	1,089	11,652
8x8 Inc *	13,226	189,132
A10 Networks Inc *	6,351	52,777
Acacia Communications Inc *	800	49,400
ADTRAN Inc	4,875	108,956
Aerohive Networks Inc *	3,305	18,839
Angie’s List Inc *	5,766	47,454
Blucora Inc *	1,137	16,771
Blue Nile Inc	1,603	65,130
Boingo Wireless Inc *	3,038	37,033
CalAmp Corp *	5,503	79,794
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	10,903	27,803
ChannelAdvisor Corp *	3,195	45,848

	Shares	Value
Chegg Inc *	5,084	$37,520
Ciena Corp *	20,459	499,404
Clearfield Inc *	1,662	34,403
Cogent Communications Holdings Inc	6,199	256,329
comScore Inc *	7,178	226,681
Consolidated Communications Holdings Inc	5,205	139,754
Corindus Vascular Robotics Inc *	7,451	5,204
Daily Journal Corp *	109	26,356
DHI Group Inc *	7,207	45,044
EarthLink Holdings Corp	15,206	85,762
Endurance International Group Holdings Inc *	8,674	80,668
Entravision Communications Corp ‘A’	9,417	65,919
ePlus Inc *	657	75,686
Etsy Inc *	15,823	186,395
Extreme Networks Inc *	14,912	75,007
FairPoint Communications Inc *	2,423	45,310
General Communication Inc ‘A’ *	4,197	81,632
Gigamon Inc *	4,851	220,963
Global Eagle Entertainment Inc *	457	2,952
Globalstar Inc *	33,637	53,146
Gogo Inc *	8,290	76,434
Gray Television Inc *	5,826	63,212
GrubHub Inc *	12,017	452,080
GTT Communications Inc *	3,819	109,796
HealthStream Inc *	3,935	98,572
Hemisphere Media Group Inc *	795	8,904
Houghton Mifflin Harcourt Co *	12,503	135,658
IDT Corp ‘B’	1,482	27,476
Imperva Inc *	4,292	164,813
Infinera Corp *	14,830	125,907
Inteliquent Inc	4,709	107,930
InterDigital Inc	5,138	469,356
Intralinks Holdings Inc *	305	4,124
Liberty Media Corp-Liberty Braves ‘C’ *	329	6,774
Liberty Media Corp-Liberty Media ‘A’ *	551	17,274
Liberty Media Corp-Liberty Media ‘C’ *	1,167	36,562
Lionbridge Technologies Inc *	8,251	47,856
LogMeIn Inc	3,758	362,835
Loral Space & Communications Inc *	1,856	76,189
Lumos Networks Corp *	260	4,061
MDC Partners Inc ‘A’	2,255	14,770
MeetMe Inc *	5,134	25,311
MSG Networks Inc ‘A’ *	2,892	62,178
NeoPhotonics Corp *	716	7,740
NETGEAR Inc *	3,207	174,300
NeuStar Inc ‘A’ *	1,880	62,792
New Media Investment Group Inc	914	14,615
Nexstar Broadcasting Group Inc ‘A’	4,482	283,711
NIC Inc	9,542	228,054
Numerex Corp ‘A’ *	396	2,930
Oclaro Inc *	14,256	127,591
ORBCOMM Inc *	8,569	70,866
Overstock.com Inc *	1,954	34,195
Perficient Inc *	3,672	64,223
Plantronics Inc	4,962	271,719
Proofpoint Inc *	6,090	430,258
Q2 Holdings Inc *	3,889	112,198
Quotient Technology Inc *	9,653	103,770
Radio One Inc ‘D’ *	3,213	9,318
Rapid7 Inc *	2,860	34,806
Reis Inc	817	18,178
RigNet Inc *	125	2,894
RingCentral Inc ‘A’ *	8,854	182,392
Shenandoah Telecommunications Co	6,945	189,599
ShoreTel Inc *	2,319	16,581
Shutterfly Inc *	5,161	258,979
Shutterstock Inc *	2,839	134,909
Silicom Ltd (Israel)	206	8,465
Sinclair Broadcast Group Inc ‘A’	9,905	330,332

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-60

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Sonus Networks Inc *	888	$5,594
Stamps.com Inc *	2,410	276,306
Straight Path Communications Inc ‘B’ *	1,379	46,762
TechTarget Inc *	959	8,180
The Rubicon Project Inc *	2,126	15,775
TiVo Corp *	5,456	114,030
tronc Inc	2,405	33,357
TrueCar Inc *	7,830	97,875
Ubiquiti Networks Inc *	3,867	223,513
Value Line Inc	201	3,920
VASCO Data Security International Inc *	3,943	53,822
ViaSat Inc *	6,562	434,536
VirnetX Holding Corp *	7,234	15,915
Vonage Holdings Corp *	3,118	21,358
Wayfair Inc ‘A’ *	4,710	165,086
Web.com Group Inc *	6,462	136,671
WebMD Health Corp *	5,506	272,932
West Corp	915	22,655
Windstream Holdings Inc	1,641	12,029
World Wrestling Entertainment Inc ‘A’	5,482	100,869
XO Group Inc *	3,689	71,751
Zendesk Inc *	12,115	256,838
Zix Corp *	7,694	38,008

		11,095,993

Consumer, Cyclical - 14.0%

Acushnet Holdings Corp *	1,409	27,771
AdvancePierre Foods Holdings Inc	2,035	60,602
Allegiant Travel Co	1,925	320,320
AMC Entertainment Holdings Inc ‘A’	1,053	35,433
American Axle & Manufacturing Holdings Inc *	11,331	218,688
American Eagle Outfitters Inc	22,102	335,287
American Woodmark Corp *	2,073	155,993
Arctic Cat Inc *	773	11,610
Asbury Automotive Group Inc *	2,960	182,632
Ascena Retail Group Inc *	8,381	51,878
AV Homes Inc *	486	7,679
Bassett Furniture Industries Inc	856	26,022
Beacon Roofing Supply Inc *	8,880	409,102
Big Lots Inc	6,554	329,076
Biglari Holdings Inc *	14	6,625
BJ’s Restaurants Inc *	3,461	136,017
Bloomin’ Brands Inc	15,419	278,005
Blue Bird Corp *	85	1,313
BMC Stock Holdings Inc *	7,095	138,352
Bob Evans Farms Inc	2,974	158,247
Bojangles’ Inc *	1,395	26,017
Boyd Gaming Corp *	12,367	249,442
Buffalo Wild Wings Inc *	2,783	429,695
Build-A-Bear Workshop Inc *	132	1,815
Callaway Golf Co	5,032	55,151
Camping World Holdings Inc ‘A’	1,280	41,715
Carrols Restaurant Group Inc *	4,453	67,908
Cavco Industries Inc *	1,281	127,908
Century Casinos Inc *	1,331	10,954
Century Communities Inc *	186	3,906
Chico’s FAS Inc	17,448	251,077
Churchill Downs Inc	2,020	303,909
Chuy’s Holdings Inc *	2,559	83,040
ClubCorp Holdings Inc	9,792	140,515
Columbia Sportswear Co	3,922	228,653
Cooper-Standard Holdings Inc *	2,023	209,138
Core-Mark Holding Co Inc	6,881	296,365
Cracker Barrel Old Country Store Inc	2,652	442,831
Crocs Inc *	11,243	77,127
Culp Inc	1,528	56,765
Dave & Buster’s Entertainment Inc *	5,659	318,602
Deckers Outdoor Corp *	325	18,002
Del Frisco’s Restaurant Group Inc *	185	3,145

	Shares	Value
Denny’s Corp *	8,159	$104,680
Destination XL Group Inc *	3,646	15,496
DineEquity Inc	1,509	116,193
Dorman Products Inc *	3,914	285,957
Douglas Dynamics Inc	2,737	92,100
Duluth Holdings Inc ‘B’ *	1,378	35,001
Eldorado Resorts Inc *	3,780	64,071
Empire Resorts Inc *	30	683
Ethan Allen Interiors Inc	3,734	137,598
Fiesta Restaurant Group Inc *	3,164	94,445
FirstCash Inc	4,122	193,734
Five Below Inc *	8,003	319,800
Fox Factory Holding Corp *	3,233	89,716
Francesca’s Holdings Corp *	5,798	104,538
Fred’s Inc ‘A’	246	4,566
Freshpet Inc *	3,100	31,465
G&K Services Inc ‘A’	2,185	210,743
G-III Apparel Group Ltd *	5,155	152,382
Gaia Inc *	177	1,531
Genesco Inc *	349	21,673
Gentherm Inc *	5,479	185,464
GMS Inc *	1,022	29,924
GNC Holdings Inc ‘A’	10,256	113,226
Golden Entertainment Inc	296	3,585
Group 1 Automotive Inc	687	53,545
H&E Equipment Services Inc	4,604	107,043
Hawaiian Holdings Inc *	7,805	444,885
Herman Miller Inc	8,847	302,567
Hibbett Sports Inc *	2,712	101,158
HNI Corp	6,744	377,124
Hooker Furniture Corp	88	3,340
Horizon Global Corp *	2,615	62,760
HSN Inc	4,680	160,524
ILG Inc	1,551	28,182
Installed Building Products Inc *	2,938	121,339
Interface Inc	8,503	157,731
iRobot Corp *	4,036	235,904
Isle of Capri Casinos Inc *	3,608	89,082
Jack in the Box Inc	3,744	417,980
Jamba Inc *	1,971	20,301
KB Home	2,610	41,264
Kimball International Inc ‘B’	4,481	78,686
Kirkland’s Inc *	950	14,735
Knoll Inc	7,197	201,012
Kona Grill Inc *	575	7,216
La Quinta Holdings Inc *	2,493	35,426
La-Z-Boy Inc	3,021	93,802
LCI Industries	3,527	380,034
LGI Homes Inc *	2,108	60,563
Libbey Inc	240	4,670
Liberty TripAdvisor Holdings Inc ‘A’ *	10,888	163,864
Lindblad Expeditions Holdings Inc *	2,070	19,562
Lithia Motors Inc ‘A’	3,510	339,873
M/I Homes Inc *	748	18,835
Malibu Boats Inc ‘A’ *	2,652	50,600
Marine Products Corp	893	12,386
MarineMax Inc *	1,947	37,674
Marriott Vacations Worldwide Corp	198	16,800
MCBC Holdings Inc	1,070	15,601
MDC Holdings Inc	2,295	58,890
Meritage Homes Corp *	430	14,964
Metaldyne Performance Group Inc	1,334	30,615
Miller Industries Inc	101	2,671
Mobile Mini Inc	4,937	149,344
Motorcar Parts of America Inc *	2,633	70,880
Nathan’s Famous Inc *	447	29,010
Nautilus Inc *	4,661	86,229
Navistar International Corp *	368	11,544
Noodles & Co *	1,262	5,174
Ollie’s Bargain Outlet Holdings Inc *	2,931	83,387

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-61

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Oxford Industries Inc	2,268	$136,375
Papa John’s International Inc	4,059	347,369
Party City Holdco Inc *	1,706	24,225
Penn National Gaming Inc *	9,755	134,521
PetMed Express Inc	3,138	72,394
PICO Holdings Inc *	317	4,803
Pier 1 Imports Inc	1,809	15,449
Pinnacle Entertainment Inc *	665	9,643
Planet Fitness Inc ‘A’	3,401	68,360
Popeyes Louisiana Kitchen Inc *	3,080	186,278
Potbelly Corp *	3,424	44,170
PriceSmart Inc	2,907	242,734
Reading International Inc ‘A’ *	636	10,558
Red Robin Gourmet Burgers Inc *	372	20,981
Red Rock Resorts Inc ‘A’	4,664	108,158
Ruth’s Hospitality Group Inc	4,612	84,400
Scientific Games Corp ‘A’ *	7,412	103,768
Sears Holdings Corp *	290	2,694
SeaWorld Entertainment Inc	10,088	190,966
Select Comfort Corp *	6,938	156,938
Shake Shack Inc ‘A’ *	2,413	86,361
SiteOne Landscape Supply Inc *	1,680	58,346
Sonic Corp	6,664	176,663
Sportsman’s Warehouse Holdings Inc *	3,538	33,222
Standard Motor Products Inc	1,847	98,297
Steelcase Inc ‘A’	12,734	227,939
Stein Mart Inc	4,425	24,249
Steven Madden Ltd *	9,097	325,218
Superior Uniform Group Inc	1,135	22,269
Supreme Industries Inc ‘A’	1,076	16,893
Tailored Brands Inc	2,104	53,757
Taylor Morrison Home Corp ‘A’ *	4,744	91,369
Tenneco Inc *	8,294	518,126
Texas Roadhouse Inc	9,733	469,520
The Buckle Inc	1,379	31,441
The Cato Corp ‘A’	677	20,364
The Cheesecake Factory Inc	6,626	396,765
The Children’s Place Inc	2,784	281,045
The Container Store Group Inc *	599	3,804
The Finish Line Inc ‘A’	1,939	36,473
The Habit Restaurants Inc ‘A’ *	1,924	33,189
The New Home Co Inc *	525	6,148
Tile Shop Holdings Inc *	4,717	92,217
TRI Pointe Group Inc *	1,196	13,730
Triton International Ltd (Bermuda)	1,063	16,795
UniFirst Corp	190	27,294
Unique Fabricating Inc	916	13,374
Universal Electronics Inc *	2,123	137,040
Vera Bradley Inc *	2,047	23,991
Veritiv Corp *	77	4,139
Vince Holding Corp *	251	1,017
Vitamin Shoppe Inc *	265	6,294
Wabash National Corp *	2,520	39,866
Wesco Aircraft Holdings Inc *	1,755	26,237
Weyco Group Inc	44	1,377
Wingstop Inc	2,274	67,288
Winmark Corp	340	42,891
Winnebago Industries Inc	4,085	129,290
Wolverine World Wide Inc	2,198	48,246
Workhorse Group Inc *	1,533	10,823
Zoe’s Kitchen Inc *	2,769	66,428

		19,306,258

Consumer, Non-Cyclical - 27.1%

AAC Holdings Inc *	1,425	10,317
Abaxis Inc	3,315	174,933
Accelerate Diagnostics Inc *	3,120	64,740
Acceleron Pharma Inc *	4,138	105,602
Accuray Inc *	11,688	53,765
AcelRx Pharmaceuticals Inc *	5,111	13,289

	Shares	Value
Achillion Pharmaceuticals Inc *	17,650	$72,894
Aclaris Therapeutics Inc *	1,555	42,203
Acorda Therapeutics Inc *	877	16,488
Adamas Pharmaceuticals Inc *	1,194	20,179
Addus HomeCare Corp *	77	2,699
Adeptus Health Inc ‘A’ *	2,118	16,182
Aduro Biotech Inc *	5,459	62,233
Advaxis Inc *	5,522	39,538
Aerie Pharmaceuticals Inc *	4,145	156,888
Aevi Genomic Medicine Inc *	4,657	24,123
Agenus Inc *	9,074	37,385
Agile Therapeutics Inc *	2,156	12,289
Aimmune Therapeutics Inc *	3,779	77,281
Air Methods Corp *	5,070	161,479
Akebia Therapeutics Inc *	1,514	15,761
Alarm.com Holdings Inc *	1,496	41,634
Albany Molecular Research Inc *	1,757	32,961
Alder Biopharmaceuticals Inc *	7,011	145,829
Alico Inc	49	1,330
Almost Family Inc *	289	12,745
AMAG Pharmaceuticals Inc *	1,543	53,696
Amedisys Inc *	4,187	178,492
American Renal Associates Holdings Inc *	1,105	23,514
Amicus Therapeutics Inc *	21,429	106,502
AMN Healthcare Services Inc *	7,037	270,573
Amphastar Pharmaceuticals Inc *	5,402	99,505
Ampio Pharmaceuticals Inc *	6,299	5,670
Amplify Snack Brands Inc *	4,238	37,337
Analogic Corp	168	13,936
Anavex Life Sciences Corp *	4,769	18,885
ANI Pharmaceuticals Inc *	1,168	70,804
Anika Therapeutics Inc *	1,686	82,547
Anthera Pharmaceuticals Inc *	6,160	3,998
Applied Genetic Technologies Corp *	1,818	16,998
Aptevo Therapeutics Inc *	2,355	5,746
Aratana Therapeutics Inc *	4,381	31,456
Ardelyx Inc *	524	7,441
Arena Pharmaceuticals Inc *	35,769	50,792
Argos Therapeutics Inc *	2,598	12,730
ARIAD Pharmaceuticals Inc *	24,823	308,798
Array BioPharma Inc *	1,912	16,806
Arrowhead Pharmaceuticals Inc *	8,127	12,597
Asterias Biotherapeutics Inc *	3,154	14,508
Atara Biotherapeutics Inc *	184	2,613
Athersys Inc *	10,242	15,670
AtriCure Inc *	3,555	69,571
Atrion Corp	199	100,933
Audentes Therapeutics Inc *	682	12,460
Avexis Inc *	695	33,172
Avinger Inc *	3,647	13,494
Avon Products Inc *	14,413	72,642
AxoGen Inc *	3,474	31,266
Axovant Sciences Ltd *	3,513	43,631
Axsome Therapeutics Inc *	1,537	10,375
B&G Foods Inc	9,769	427,882
Barrett Business Services Inc	1,059	67,882
Bellicum Pharmaceuticals Inc *	1,989	27,090
Bio-Path Holdings Inc *	11,919	16,091
BioCryst Pharmaceuticals Inc *	8,621	54,571
BioScrip Inc *	1,097	1,141
BioSpecifics Technologies Corp *	811	45,173
BioTelemetry Inc *	3,985	89,065
BioTime Inc *	9,729	35,122
Bluebird Bio Inc *	2,144	132,285
Blueprint Medicines Corp *	3,063	85,917
Bright Horizons Family Solutions Inc *	6,457	452,119
Cal-Maine Foods Inc	3,597	158,897
Calavo Growers Inc	2,354	144,536
Cambrex Corp *	4,736	255,507
Cantel Medical Corp	5,328	419,580

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-62

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Capella Education Co	1,522	$133,632
Capital Senior Living Corp *	4,075	65,404
Cara Therapeutics Inc *	361	3,354
Cardiovascular Systems Inc *	4,862	117,709
Cardtronics PLC ‘A’ *	6,685	364,800
Care.com Inc *	2,280	19,540
Carriage Services Inc	1,987	56,908
Catalent Inc *	14,805	399,143
CEB Inc	4,809	291,425
Cellular Biomedicine Group Inc *	1,207	15,812
Cempra Inc *	6,751	18,903
Central Garden & Pet Co *	174	5,758
Central Garden & Pet Co ‘A’ *	599	18,509
Cerus Corp *	13,461	58,555
Chemed Corp	2,371	380,332
ChemoCentryx Inc *	3,027	22,400
ChromaDex Corp *	4,103	13,581
Cidara Therapeutics Inc *	71	738
Cimpress NV * (Netherlands)	3,735	342,163
Civitas Solutions Inc *	2,184	43,462
Clearside Biomedical Inc *	980	8,761
Clovis Oncology Inc *	4,827	214,415
Coca-Cola Bottling Co Consolidated	721	128,951
Coherus Biosciences Inc *	4,441	125,014
Collectors Universe Inc	1,096	23,268
Collegium Pharmaceutical Inc *	1,952	30,393
Concert Pharmaceuticals Inc *	955	9,827
ConforMIS Inc *	5,134	41,585
Corcept Therapeutics Inc *	10,764	78,147
CorVel Corp *	1,434	52,484
CPI Card Group Inc	1,107	4,594
Craft Brew Alliance Inc *	715	12,083
Cross Country Healthcare Inc *	4,623	72,165
CryoLife Inc *	2,993	57,316
Curis Inc *	16,415	50,558
Cutera Inc *	1,663	28,853
Cynosure Inc ‘A’ *	3,555	162,108
Cytokinetics Inc *	4,873	59,207
CytomX Therapeutics Inc *	2,915	32,036
CytRx Corp *	17,678	6,580
Darling Ingredients Inc *	6,821	88,059
Dean Foods Co	6,931	150,957
Deluxe Corp	7,186	514,589
Depomed Inc *	9,127	164,469
Dermira Inc *	3,719	112,797
Dimension Therapeutics Inc *	639	2,780
Diplomat Pharmacy Inc *	6,855	86,373
Durect Corp *	20,108	26,945
Dynavax Technologies Corp *	5,945	23,483
Eagle Pharmaceuticals Inc *	1,353	107,347
Edge Therapeutics Inc *	963	12,037
Editas Medicine Inc *	1,018	16,522
Egalet Corp *	701	5,363
Eiger BioPharmaceuticals Inc *	478	5,569
elf Beauty Inc *	247	7,148
Emergent BioSolutions Inc *	4,893	160,686
Endologix Inc *	12,228	69,944
Entellus Medical Inc *	1,071	20,317
Enzo Biochem Inc *	5,362	37,212
Epizyme Inc *	4,129	49,961
EVERTEC Inc	7,893	140,101
Exact Sciences Corp *	15,779	210,807
Exelixis Inc *	21,042	313,736
Farmer Brothers Co *	1,145	42,021
FibroGen Inc *	7,914	169,360
Five Prime Therapeutics Inc *	914	45,801
Flex Pharma Inc *	1,275	6,732
Flexion Therapeutics Inc *	3,551	67,540
Forrester Research Inc	1,488	63,910
Fortress Biotech Inc *	4,885	13,189

	Shares	Value
Foundation Medicine Inc *	1,931	$34,179
Franklin Covey Co *	1,157	23,314
Fresh Del Monte Produce Inc	276	16,734
FTI Consulting Inc *	507	22,856
Galena Biopharma Inc *	1,338	2,596
Genesis Healthcare Inc *	2,386	10,140
GenMark Diagnostics Inc *	5,798	70,968
Genomic Health Inc *	2,742	80,587
Geron Corp *	22,031	45,604
Glaukos Corp *	2,417	82,903
Global Blood Therapeutics Inc *	2,604	37,628
Globus Medical Inc ‘A’ *	10,489	260,232
GlycoMimetics Inc *	2,202	13,432
Grand Canyon Education Inc *	6,669	389,803
Great Lakes Dredge & Dock Corp *	575	2,415
Green Dot Corp ‘A’ *	1,065	25,081
Halozyme Therapeutics Inc *	16,485	162,872
Healthcare Services Group Inc	10,363	405,919
HealthEquity Inc *	6,466	262,002
HealthSouth Corp	13,321	549,358
Helen of Troy Ltd *	4,159	351,228
Heron Therapeutics Inc *	4,862	63,692
Heska Corp *	877	62,793
HMS Holdings Corp *	12,599	228,798
Horizon Pharma PLC *	24,065	389,372
Huron Consulting Group Inc *	441	22,337
ICU Medical Inc *	1,501	221,172
Idera Pharmaceuticals Inc *	12,340	18,510
Ignyta Inc *	2,974	15,762
Immune Design Corp *	1,615	8,882
ImmunoGen Inc *	11,782	24,035
Immunomedics Inc *	12,510	45,912
Impax Laboratories Inc *	10,904	144,478
INC Research Holdings Inc ‘A’ *	6,167	324,384
Infinity Pharmaceuticals Inc *	7,252	9,790
Information Services Group Inc *	4,518	16,446
Innoviva Inc *	10,856	116,159
Inogen Inc *	2,472	166,044
Inotek Pharmaceuticals Corp *	2,252	13,737
Inovio Pharmaceuticals Inc *	9,722	67,471
Insmed Inc *	9,072	120,023
Insperity Inc	2,352	166,874
Insulet Corp *	8,648	325,857
Insys Therapeutics Inc *	3,476	31,979
Integra LifeSciences Holdings Corp *	4,488	385,026
Intellia Therapeutics Inc *	1,002	13,136
Inter Parfums Inc	1,125	36,844
Intersect ENT Inc *	3,672	44,431
Intra-Cellular Therapies Inc *	5,145	77,638
Inventure Foods Inc *	2,903	28,595
Invitae Corp *	3,232	25,662
InVivo Therapeutics Holdings Corp *	4,724	19,841
iRadimed Corp *	581	6,449
iRhythm Technologies Inc *	518	15,540
IRIDEX Corp *	1,086	15,269
Ironwood Pharmaceuticals Inc *	19,350	295,861
J&J Snack Foods Corp	2,225	296,882
John B Sanfilippo & Son Inc	315	22,173
K2M Group Holdings Inc *	1,149	23,026
Karyopharm Therapeutics Inc *	688	6,467
Keryx Biopharmaceuticals Inc *	11,409	66,857
Kforce Inc	3,621	83,645
Kite Pharma Inc *	5,849	262,269
Korn/Ferry International	5,020	147,739
La Jolla Pharmaceutical Co *	2,034	35,656
Lancaster Colony Corp	2,763	390,661
Landauer Inc	1,424	68,494
LeMaitre Vascular Inc	1,948	49,362
LendingTree Inc *	925	93,749
Lexicon Pharmaceuticals Inc *	6,114	84,557

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-63

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
LHC Group Inc *	167	$7,632
Liberty Tax Inc	701	9,393
LifeLock Inc *	12,640	302,349
Lifevantage Corp *	1,985	16,178
Lifeway Foods Inc *	631	7,263
Ligand Pharmaceuticals Inc *	2,869	291,519
Limoneira Co	1,672	35,965
Lion Biotechnologies Inc *	8,199	56,983
Lipocine Inc *	2,366	8,707
Loxo Oncology Inc *	1,931	62,014
Luminex Corp *	2,398	48,512
MacroGenics Inc *	4,814	98,398
Magellan Health Inc *	2,482	186,770
MannKind Corp *	46,594	29,666
Masimo Corp *	6,088	410,331
Matthews International Corp ‘A’	4,744	364,576
MediciNova Inc *	4,259	25,682
Medifast Inc	1,517	63,153
Medpace Holdings Inc *	861	31,056
Meridian Bioscience Inc	5,517	97,651
Merit Medical Systems Inc *	2,396	63,494
Merrimack Pharmaceuticals Inc *	10,920	44,554
MGP Ingredients Inc	1,820	90,964
MiMedx Group Inc *	15,575	137,994
Minerva Neurosciences Inc *	2,981	35,027
Mirati Therapeutics Inc *	1,698	8,065
Molina Healthcare Inc *	4,274	231,907
Momenta Pharmaceuticals Inc *	2,227	33,516
Monro Muffler Brake Inc	4,629	264,779
MyoKardia Inc *	1,600	20,720
Myovant Sciences Ltd * (Bermuda)	1,256	15,625
Myriad Genetics Inc *	10,044	167,433
NanoString Technologies Inc *	2,211	49,305
NantKwest Inc *	212	1,213
Natera Inc *	3,749	43,901
National Beverage Corp	1,709	87,296
National Research Corp ‘A’	1,052	19,988
National Research Corp ‘B’	93	3,875
Natural Health Trends Corp	1,077	26,763
Natus Medical Inc *	4,885	169,998
Neff Corp ‘A’ *	631	8,897
Nektar Therapeutics *	21,153	259,547
Neogen Corp *	5,421	357,786
NeoGenomics Inc *	8,151	69,854
Neos Therapeutics Inc *	1,819	10,641
Nevro Corp *	3,576	259,832
NewLink Genetics Corp *	2,360	24,261
Nobilis Health Corp *	512	1,075
Novan Inc *	564	15,239
Novavax Inc *	40,393	50,895
Novocure Ltd *	7,317	57,438
Nutrisystem Inc	4,262	147,678
NuVasive Inc *	7,371	496,511
NxStage Medical Inc *	9,551	250,332
Ocular Therapeutix Inc *	2,808	23,503
Omega Protein Corp *	170	4,259
Omeros Corp *	4,062	40,295
On Assignment Inc *	7,544	333,143
OncoMed Pharmaceuticals Inc *	3,386	26,106
Ophthotech Corp *	4,560	22,025
OraSure Technologies Inc *	7,817	68,633
Organovo Holdings Inc *	12,387	41,992
Orthofix International NV *	2,670	96,601
Osiris Therapeutics Inc *	2,918	14,327
OvaScience Inc *	544	832
Owens & Minor Inc	1,068	37,690
Oxford Immunotec Global PLC *	3,169	47,377
Pacific Biosciences of California Inc *	12,159	46,204
Pacira Pharmaceuticals Inc *	5,453	176,132
Paratek Pharmaceuticals Inc *	2,968	45,707

	Shares	Value
PAREXEL International Corp *	7,767	$510,447
Patriot National Inc *	1,545	7,184
Paylocity Holding Corp *	3,238	97,172
Penumbra Inc *	3,813	243,269
Performance Food Group Co *	5,669	136,056
Pfenex Inc *	2,540	23,038
PFSweb Inc *	1,986	16,881
PharmAthene Inc *	8,480	27,560
Phibro Animal Health Corp ‘A’	2,597	76,092
Portola Pharmaceuticals Inc *	6,822	153,086
PRA Health Sciences Inc *	3,618	199,424
Prestige Brands Holdings Inc *	7,879	410,496
Primo Water Corp *	3,048	37,429
Progenics Pharmaceuticals Inc *	10,278	88,802
Protagonist Therapeutics Inc *	902	19,835
Proteostasis Therapeutics Inc *	897	10,997
Prothena Corp PLC * (Ireland)	5,196	255,591
Puma Biotechnology Inc *	4,158	127,651
Quad/Graphics Inc	2,201	59,163
Quidel Corp *	3,925	84,073
Quorum Health Corp *	4,261	30,977
Ra Pharmaceuticals Inc *	970	14,734
Radius Health Inc *	4,722	179,578
RadNet Inc *	5,975	38,539
Reata Pharmaceuticals Inc ‘A’ *	815	17,791
Regulus Therapeutics Inc *	5,541	12,467
Repligen Corp *	5,079	156,535
Revance Therapeutics Inc *	2,937	60,796
Revlon Inc ‘A’ *	500	14,575
Rigel Pharmaceuticals Inc *	11,490	27,346
Rockwell Medical Inc *	6,247	40,918
Sage Therapeutics Inc *	4,483	228,902
Sangamo BioSciences Inc *	10,271	31,327
Sarepta Therapeutics Inc *	7,449	204,326
SciClone Pharmaceuticals Inc *	7,306	78,905
Second Sight Medical Products Inc *	1,885	3,713
Select Medical Holdings Corp *	1,145	15,171
Selecta Biosciences Inc *	606	10,393
Senseonics Holdings Inc *	3,944	10,530
Seres Therapeutics Inc *	2,572	25,463
ServiceSource International Inc *	5,273	29,951
Smart & Final Stores Inc *	2,344	33,050
Sorrento Therapeutics Inc *	3,440	16,856
Sotheby’s *	4,218	168,129
SP Plus Corp *	2,624	73,866
Spark Therapeutics Inc *	2,869	143,163
Spectrum Pharmaceuticals Inc *	3,931	17,414
STAAR Surgical Co *	5,825	63,201
Stemline Therapeutics Inc *	304	3,253
Strayer Education Inc *	660	53,216
Sucampo Pharmaceuticals Inc ‘A’ *	3,522	47,723
Supernus Pharmaceuticals Inc *	7,048	177,962
Surgery Partners Inc *	1,614	25,582
Surgical Care Affiliates Inc *	4,016	185,820
Surmodics Inc *	1,860	47,244
Syndax Pharmaceuticals Inc *	297	2,129
Synergy Pharmaceuticals Inc *	27,515	167,566
Synthetic Biologics Inc *	10,798	8,235
Synutra International Inc *	807	4,317
Syros Pharmaceuticals Inc *	553	6,724
T2 Biosystems Inc *	2,048	10,772
Tactile Systems Technology Inc *	528	8,664
Tandem Diabetes Care Inc *	2,697	5,799
Team Health Holdings Inc *	10,036	436,064
Team Inc *	4,095	160,729
Teladoc Inc *	2,982	49,203
Teligent Inc *	6,174	40,810
TESARO Inc *	4,172	561,051
TG Therapeutics Inc *	5,184	24,106
The Advisory Board Co *	6,140	204,155

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-64

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
The Boston Beer Co Inc ‘A’ *	1,296	$220,126
The Brink’s Co	6,673	275,261
The Chefs’ Warehouse Inc *	2,559	40,432
The Ensign Group Inc	7,241	160,823
The Hackett Group Inc	3,269	57,731
The Medicines Co *	9,142	310,279
The Providence Service Corp *	1,981	75,377
The Spectranetics Corp *	6,458	158,221
TherapeuticsMD Inc *	21,127	121,903
Theravance Biopharma Inc * (Cayman)	5,687	181,302
Titan Pharmaceuticals Inc *	2,532	10,128
Tokai Pharmaceuticals Inc *	1,342	1,312
Tootsie Roll Industries Inc	2,501	99,415
TransEnterix Inc *	880	1,144
Travelport Worldwide Ltd	12,919	182,158
Trevena Inc *	6,452	37,938
TriNet Group Inc *	6,350	162,687
Trovagene Inc *	4,002	8,404
TrueBlue Inc *	371	9,145
Turning Point Brands Inc *	432	5,292
Ultragenyx Pharmaceutical Inc *	5,383	378,479
US Physical Therapy Inc	1,839	129,098
USANA Health Sciences Inc *	1,584	96,941
Utah Medical Products Inc	505	36,739
Vanda Pharmaceuticals Inc *	5,630	89,798
Vascular Solutions Inc *	2,566	143,953
Vector Group Ltd	5,916	134,530
Vectrus Inc *	297	7,083
Veracyte Inc *	1,751	13,553
Versartis Inc *	216	3,218
Viad Corp	1,667	73,515
ViewRay Inc *	890	2,786
Vital Therapies Inc *	3,579	15,569
Voyager Therapeutics Inc *	662	8,434
vTv Therapeutics Inc ‘A’ *	1,289	6,226
WaVe Life Sciences Ltd *	852	22,280
WD-40 Co	2,105	246,074
Weight Watchers International Inc *	3,743	42,857
XBiotech Inc *	2,516	25,462
Xencor Inc *	4,980	131,074
Zeltiq Aesthetics Inc *	5,328	231,875
ZIOPHARM Oncology Inc *	18,527	99,119

		37,359,952

Diversified - 0.2%

HRG Group Inc *	17,689	275,241

Energy - 1.1%

Abraxas Petroleum Corp *	7,521	19,329
Callon Petroleum Co *	21,619	332,284
Carrizo Oil & Gas Inc *	8,940	333,909
CVR Energy Inc	173	4,392
Evolution Petroleum Corp	3,755	37,550
Flotek Industries Inc *	8,217	77,157
Isramco Inc *	94	11,684
Matador Resources Co *	12,397	319,347
Panhandle Oil & Gas Inc ‘A’	1,085	25,552
Par Pacific Holdings Inc *	2,209	32,119
Pattern Energy Group Inc	8,011	152,129
PHI Inc *	86	1,550
Plug Power Inc *	16,916	20,299
Renewable Energy Group Inc *	357	3,463
Sanchez Energy Corp *	2,729	24,643
Synergy Resources Corp *	3,258	29,029
TETRA Technologies Inc *	9,198	46,174
Trecora Resources *	2,310	31,993

		1,502,603

	Shares	Value
Financial - 11.3%

Acadia Realty Trust REIT	2,547	$83,236
Alexander & Baldwin Inc	3,813	171,089
Alexander’s Inc REIT	308	131,476
Allegiance Bancshares Inc *	137	4,953
Altisource Portfolio Solutions SA *	1,675	44,538
American Assets Trust Inc REIT	2,024	87,194
Ameris Bancorp	3,811	166,160
AMERISAFE Inc	2,143	133,616
Armada Hoffler Properties Inc REIT	4,880	71,102
Atlantic Capital Bancshares Inc *	420	7,980
Atlas Financial Holdings Inc *	828	14,945
Banc of California Inc	5,290	91,781
Bank of the Ozarks Inc	13,089	688,351
Bankwell Financial Group Inc	144	4,680
BGC Partners Inc ‘A’	32,535	332,833
Blackhawk Network Holdings Inc *	8,153	307,164
Blue Hills Bancorp Inc	319	5,981
BNC Bancorp	527	16,811
BofI Holding Inc *	8,437	240,876
Capital Bank Financial Corp ‘A’	1,490	58,482
Cardinal Financial Corp	344	11,280
CareTrust REIT Inc	9,002	137,911
Cass Information Systems Inc	958	70,480
Chemical Financial Corp	3,152	170,744
Chesapeake Lodging Trust REIT	2,588	66,926
City Office REIT Inc	2,991	39,391
CoBiz Financial Inc	546	9,222
Cohen & Steers Inc	3,140	105,504
Consolidated-Tomoka Land Co	523	27,939
CoreSite Realty Corp REIT	4,968	394,310
County Bancorp Inc	439	11,840
Cowen Group Inc ‘A’ *	207	3,209
Crawford & Co ‘B’	1,643	20,636
CU Bancorp *	304	10,883
Customers Bancorp Inc *	1,441	51,617
Diamond Hill Investment Group Inc	444	93,409
DuPont Fabros Technology Inc REIT	11,016	483,933
Eagle Bancorp Inc *	3,606	219,786
EastGroup Properties Inc REIT	4,704	347,343
Education Realty Trust Inc REIT	1,363	57,655
eHealth Inc *	2,652	28,244
Ellie Mae Inc *	4,869	407,438
Essent Group Ltd *	11,192	362,285
Evercore Partners Inc ‘A’	5,817	399,628
FelCor Lodging Trust Inc REIT	18,464	147,897
Fifth Street Asset Management Inc	773	5,179
Financial Engines Inc	8,035	295,286
First Connecticut Bancorp Inc	405	9,173
First Financial Bankshares Inc	5,954	269,121
First Foundation Inc *	626	17,841
First Industrial Realty Trust Inc REIT	3,913	109,760
Forestar Group Inc *	413	5,493
Four Corners Property Trust Inc REIT	3,892	79,864
Franklin Financial Network Inc *	355	14,857
GAIN Capital Holdings Inc	1,069	7,034
GAMCO Investors Inc ‘A’	134	4,139
Global Medical REIT Inc	1,115	9,946
Gramercy Property Trust REIT	9,709	89,129
Greenhill & Co Inc	2,984	82,657
Hennessy Advisors Inc	423	13,430
Heritage Commerce Corp	332	4,791
Hersha Hospitality Trust REIT	329	7,073
HFF Inc ‘A’	5,429	164,227
Hingham Institution for Savings	93	18,301
Home Bancorp Inc	112	4,324
Home BancShares Inc	17,926	497,805
Houlihan Lokey Inc	1,743	54,242
Investment Technology Group Inc	542	10,699

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-65

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
iStar Inc REIT *	10,462	$129,415
Kennedy-Wilson Holdings Inc	6,173	126,546
Ladenburg Thalmann Financial Services Inc *	1,428	3,484
LendingClub Corp *	22,088	115,962
Live Oak Bancshares Inc	2,817	52,114
LTC Properties Inc REIT	4,874	228,981
Maiden Holdings Ltd	996	17,380
Marcus & Millichap Inc *	2,128	56,860
MedEquities Realty Trust Inc REIT	1,514	16,805
Medical Properties Trust Inc REIT	14,842	182,557
Medley Management Inc ‘A’	330	3,267
Meridian Bancorp Inc	1,042	19,694
Moelis & Co ‘A’	2,686	91,055
Monmouth Real Estate Investment Corp REIT	1,629	24,826
National Bank Holdings Corp ‘A’	3,773	120,321
National General Holdings Corp	4,102	102,509
National Health Investors Inc REIT	5,531	410,234
National Storage Affiliates Trust REIT	686	15,140
Nationstar Mortgage Holdings Inc *	2,311	41,737
Northfield Bancorp Inc	625	12,481
OM Asset Management PLC	3,966	57,507
Opus Bank	1,605	48,230
Orchid Island Capital Inc REIT	577	6,249
Pacific Premier Bancorp Inc *	1,329	46,980
Park Sterling Corp	2,393	25,820
Pennsylvania REIT	3,068	58,169
Physicians Realty Trust REIT	10,440	197,942
Pinnacle Financial Partners Inc	829	57,450
Potlatch Corp REIT	6,164	256,731
Primerica Inc	6,965	481,630
PS Business Parks Inc REIT	2,925	340,821
Pzena Investment Management Inc ‘A’	1,540	17,109
QTS Realty Trust Inc ‘A’ REIT	6,971	346,110
Real Industry Inc *	3,746	22,851
Regional Management Corp *	132	3,469
Retail Opportunity Investments Corp REIT	11,499	242,974
Rexford Industrial Realty Inc REIT	4,058	94,105
RLI Corp	4,620	291,661
Ryman Hospitality Properties Inc REIT	6,464	407,297
Sabra Health Care REIT Inc	1,731	42,271
Saul Centers Inc REIT	1,373	91,456
ServisFirst Bancshares Inc	6,938	259,759
Silvercrest Asset Management Group Inc ‘A’	987	12,979
STAG Industrial Inc REIT	10,903	260,255
State National Cos Inc	346	4,796
Terreno Realty Corp REIT	1,978	56,353
Texas Capital Bancshares Inc *	473	37,083
The GEO Group Inc REIT	2,613	93,885
The RMR Group Inc ‘A’	999	39,460
Third Point Reinsurance Ltd * (Bermuda)	817	9,436
Trinity Place Holdings Inc *	419	3,884
Trupanion Inc *	2,051	31,832
UMH Properties Inc REIT	1,031	15,517
Union Bankshares Inc	504	22,907
United Insurance Holdings Corp	1,823	27,600
Universal Health Realty Income Trust REIT	1,151	75,494
Universal Insurance Holdings Inc	3,471	98,576
Urban Edge Properties REIT	13,392	368,414
Urstadt Biddle Properties Inc ‘A’ REIT	3,789	91,353
Veritex Holdings Inc *	348	9,295
Virtu Financial Inc ‘A’	3,419	54,533
Waddell & Reed Financial Inc ‘A’	1,115	21,754
WageWorks Inc *	5,448	394,980
Washington Prime Group Inc REIT	6,152	64,042
Washington REIT	3,880	126,837
Western New England Bancorp Inc	394	3,684
Westwood Holdings Group Inc	1,292	77,507
WisdomTree Investments Inc	16,544	184,300

	Shares	Value
WMIH Corp *	29,298	$45,412
Xenith Bankshares Inc *	397	11,195

		15,528,451

Industrial - 14.8%

AAON Inc	6,053	200,052
Actuant Corp ‘A’	4,201	109,016
Advanced Disposal Services Inc *	1,771	39,352
Advanced Drainage Systems Inc	5,077	104,586
Advanced Energy Industries Inc *	5,596	306,381
AEP Industries Inc	588	68,267
Aerojet Rocketdyne Holdings Inc *	4,625	83,019
Aerovironment Inc *	478	12,825
Air Transport Services Group Inc *	1,065	16,997
Alamo Group Inc	309	23,515
Albany International Corp ‘A’	589	27,271
Allied Motion Technologies Inc	964	20,620
Altra Industrial Motion Corp	3,195	117,896
American Outdoor Brands Corp *	8,121	171,191
Apogee Enterprises Inc	4,258	228,058
Applied Industrial Technologies Inc	2,321	137,867
Aqua Metals Inc *	1,518	19,901
Argan Inc	2,040	143,922
Armstrong Flooring Inc *	182	3,624
Astec Industries Inc	1,318	88,912
Astronics Corp *	2,994	101,317
Atkore International Group Inc *	1,066	25,488
AZZ Inc	3,868	247,165
Badger Meter Inc	4,224	156,077
Belden Inc	6,204	463,873
Boise Cascade Co *	5,089	114,503
Brady Corp ‘A’	5,150	193,383
Builders FirstSource Inc *	12,620	138,441
Caesarstone Ltd * (Israel)	3,599	103,111
Chase Corp	1,025	85,639
CLARCOR Inc	6,979	575,558
Coherent Inc *	3,602	494,861
Comfort Systems USA Inc	5,571	185,514
Continental Building Products Inc *	5,317	122,823
Curtiss-Wright Corp	4,695	461,800
Dycom Industries Inc *	4,526	363,393
Echo Global Logistics Inc *	3,879	97,169
EMCOR Group Inc	1,462	103,451
Energous Corp *	2,133	35,941
Energy Recovery Inc *	4,987	51,615
EnerSys	1,853	144,719
EnPro Industries Inc	3,201	215,619
Exponent Inc	3,807	229,562
Fabrinet * (Thailand)	5,203	209,681
FARO Technologies Inc *	587	21,132
Fluidigm Corp *	4,287	31,209
Forterra Inc *	1,895	41,046
Forward Air Corp	4,437	210,225
Franklin Electric Co Inc	6,374	247,949
Generac Holdings Inc *	9,643	392,856
General Cable Corp	6,607	125,863
Gibraltar Industries Inc *	3,111	129,573
Global Brass & Copper Holdings Inc	2,862	98,167
GP Strategies Corp *	1,805	51,623
Granite Construction Inc	4,454	244,970
Griffon Corp	3,644	95,473
Headwaters Inc *	10,894	256,227
Heartland Express Inc	6,816	138,774
Heritage-Crystal Clean Inc *	957	15,025
Hill International Inc *	1,895	8,243
Hillenbrand Inc	8,680	332,878
Hub Group Inc ‘A’ *	4,640	203,000
Hyster-Yale Materials Handling Inc	403	25,699
IES Holdings Inc *	1,008	19,303
II-VI Inc *	2,420	71,753

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-66

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
IMAX Corp *	8,787	$275,912
Insteel Industries Inc	2,583	92,058
Itron Inc *	5,026	315,884
John Bean Technologies Corp	4,323	371,562
Kadant Inc	304	18,605
Kaman Corp	379	18,544
KapStone Paper & Packaging Corp	809	17,838
Knight Transportation Inc	9,142	302,143
Lawson Products Inc *	705	16,779
Lindsay Corp	1,410	105,200
Littelfuse Inc	3,276	497,199
Louisiana-Pacific Corp *	19,974	378,108
LSI Industries Inc	438	4,266
Lydall Inc *	2,511	155,305
Masonite International Corp *	4,531	298,140
MasTec Inc *	9,858	377,068
Matson Inc	2,826	100,012
Mesa Laboratories Inc	427	52,414
Methode Electronics Inc	4,997	206,626
Milacron Holdings Corp *	1,809	33,702
Mistras Group Inc *	2,481	63,712
Moog Inc ‘A’ *	436	28,636
MSA Safety Inc	3,169	219,707
Mueller Industries Inc	6,055	241,958
Mueller Water Products Inc ‘A’	23,135	307,927
Multi Packaging Solutions International Ltd *	3,058	43,607
Multi-Color Corp	2,063	160,089
Myers Industries Inc	3,137	44,859
National Presto Industries Inc	78	8,299
NCI Building Systems Inc *	4,010	62,757
Novanta Inc *	1,184	24,864
NV5 Global Inc *	781	26,085
NVE Corp	336	24,000
Omega Flex Inc	436	24,311
Orion Group Holdings Inc *	569	5,662
Patrick Industries Inc *	2,186	166,792
PGT Innovations Inc *	7,047	80,688
Ply Gem Holdings Inc *	3,195	51,919
Power Solutions International Inc *	514	3,855
Primoris Services Corp	6,121	139,436
Proto Labs Inc *	3,681	189,019
Quanex Building Products Corp	378	7,673
Radiant Logistics Inc *	3,238	12,628
Raven Industries Inc	3,463	87,268
RBC Bearings Inc *	3,350	310,913
Rexnord Corp *	9,510	186,301
Rogers Corp *	913	70,128
Simpson Manufacturing Co Inc	6,082	266,087
Sparton Corp *	87	2,075
Standex International Corp	1,451	127,470
Stoneridge Inc *	3,889	68,796
Sturm Ruger & Co Inc	2,780	146,506
Summit Materials Inc ‘A’ *	11,525	274,172
Sun Hydraulics Corp	3,182	127,185
Swift Transportation Co *	11,090	270,152
TASER International Inc *	7,767	188,272
Teledyne Technologies Inc *	1,407	173,061
Tennant Co	2,445	174,084
Tetra Tech Inc	1,364	58,857
The Gorman-Rupp Co	2,203	68,183
TopBuild Corp *	753	26,807
Trex Co Inc *	4,396	283,102
Trinseo SA	4,091	242,596
Tutor Perini Corp *	823	23,044
Universal Display Corp *	6,169	347,315
Universal Forest Products Inc	2,571	262,705
Universal Logistics Holdings Inc	817	13,358
US Concrete Inc *	2,171	142,201
US Ecology Inc	3,200	157,280
Vicor Corp *	2,217	33,477

	Shares	Value
Watts Water Technologies Inc ‘A’	3,816	$248,803
Woodward Inc	7,762	535,966
Worthington Industries Inc	6,688	317,279
YRC Worldwide Inc *	1,101	14,621
ZAGG Inc *	411	2,918

		20,431,793

Technology - 14.4%

2U Inc *	5,505	165,976
3D Systems Corp *	16,012	212,799
ACI Worldwide Inc *	17,225	312,634
Acxiom Corp *	5,725	153,430
Advanced Micro Devices Inc *	53,587	607,677
Agilysys Inc *	279	2,890
Ambarella Inc *	1,941	105,066
Amber Road Inc *	2,529	22,963
American Software Inc ‘A’	3,707	38,293
Amkor Technology Inc *	758	7,997
Appfolio Inc ‘A’ *	1,084	25,853
Applied Micro Circuits Corp *	10,946	90,305
Aspen Technology Inc *	11,631	635,983
Avid Technology Inc *	3,213	14,137
Barracuda Networks Inc *	3,172	67,976
Benefitfocus Inc *	1,863	55,331
Blackbaud Inc	7,025	449,600
Blackline Inc *	701	19,369
Bottomline Technologies de Inc *	5,107	127,777
Box Inc ‘A’ *	7,449	103,243
Brightcove Inc *	4,382	35,275
BroadSoft Inc *	4,410	181,913
Cabot Microelectronics Corp	458	28,932
Callidus Software Inc *	9,062	152,242
Carbonite Inc *	2,685	44,034
Castlight Health Inc ‘B’ *	5,729	28,359
Cavium Inc *	8,340	520,750
CEVA Inc *	3,011	101,019
Cirrus Logic Inc *	9,307	526,218
CommVault Systems Inc *	5,778	296,989
Computer Programs & Systems Inc	1,592	37,571
Convergys Corp	6,618	162,538
Cornerstone OnDemand Inc *	7,529	318,552
Cotiviti Holdings Inc *	1,394	47,954
Coupa Software Inc *	566	14,156
Cray Inc *	6,056	125,359
CSG Systems International Inc	4,813	232,949
Datalink Corp *	170	1,914
Diebold Nixdorf Inc	3,506	88,176
Digimarc Corp *	1,437	43,110
Eastman Kodak Co *	2,062	31,961
Ebix Inc	3,766	214,850
Electronics For Imaging Inc *	7,025	308,116
Entegris Inc *	13,224	236,710
Envestnet Inc *	6,202	218,621
EPAM Systems Inc *	7,183	461,939
Everbridge Inc *	402	7,417
Exa Corp *	1,988	30,536
Exar Corp *	1,194	12,871
ExlService Holdings Inc *	4,877	245,996
Fair Isaac Corp	4,604	548,889
Five9 Inc *	4,795	68,041
FormFactor Inc *	5,667	63,470
Globant SA *	3,865	128,898
Guidance Software Inc *	3,466	24,539
Hortonworks Inc *	5,811	48,289
HubSpot Inc *	4,324	203,228
Immersion Corp *	1,363	14,489
Impinj Inc *	506	17,882
InnerWorkings Inc *	5,146	50,688
Inphi Corp *	6,000	267,720
Instructure Inc *	1,509	29,501

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-67

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Integrated Device Technology Inc *	20,029	$471,883
j2 Global Inc	6,951	568,592
Jive Software Inc *	8,252	35,896
Lattice Semiconductor Corp *	18,171	133,739
LivePerson Inc *	7,691	58,067
Lumentum Holdings Inc *	7,549	291,769
MACOM Technology Solutions Holdings Inc *	3,492	161,610
Majesco *	757	4,603
MAXIMUS Inc	9,498	529,893
MaxLinear Inc ‘A’ *	8,363	182,313
Medidata Solutions Inc *	8,198	407,195
Mercury Systems Inc *	441	13,327
Microsemi Corp *	16,850	909,394
MicroStrategy Inc ‘A’ *	763	150,616
MINDBODY Inc ‘A’ *	2,068	44,048
Mitek Systems Inc *	4,265	26,230
MKS Instruments Inc	411	24,413
MobileIron Inc *	6,842	25,658
Model N Inc *	3,327	29,444
Monolithic Power Systems Inc	5,784	473,883
Monotype Imaging Holdings Inc	6,158	122,236
MTS Systems Corp	2,321	131,601
Nanometrics Inc *	2,751	68,940
NantHealth Inc *	812	8,071
New Relic Inc *	3,320	93,790
Nimble Storage Inc *	9,663	76,531
Omnicell Inc *	5,339	180,992
Park City Group Inc *	1,739	22,085
Paycom Software Inc *	6,552	298,050
PDF Solutions Inc *	3,684	83,074
Pegasystems Inc	5,458	196,488
Planet Payment Inc *	6,117	24,957
Power Integrations Inc	4,095	277,846
Progress Software Corp	1,014	32,377
PROS Holdings Inc *	3,716	79,968
Pure Storage Inc ‘A’ *	10,294	116,425
Quality Systems Inc	7,812	102,728
Qualys Inc *	4,114	130,208
Radisys Corp *	4,790	21,220
Rambus Inc *	4,009	55,204
RealPage Inc *	8,136	244,080
Rosetta Stone Inc *	2,118	18,871
Sapiens International Corp NV (Israel)	3,514	50,391
Science Applications International Corp	6,319	535,851
SecureWorks Corp ‘A’ *	233	2,467
Semtech Corp *	9,654	304,584
Silicon Laboratories Inc *	6,106	396,890
Silver Spring Networks Inc *	5,299	70,530
SPS Commerce Inc *	2,495	174,376
Stratasys Ltd *	3,341	55,260
Super Micro Computer Inc *	1,196	33,548
Synaptics Inc *	5,220	279,688
Synchronoss Technologies Inc *	6,186	236,924
Syntel Inc	4,811	95,210
Take-Two Interactive Software Inc *	12,392	610,802
TeleTech Holdings Inc	2,386	72,773
Tessera Holding Corp	4,825	213,265
The ExOne Co *	279	2,606
Ultratech Inc *	244	5,851
Unisys Corp *	5,080	75,946
USA Technologies Inc *	4,615	19,845
Varonis Systems Inc *	1,545	41,406
Virtusa Corp *	4,229	106,232
Vocera Communications Inc *	2,505	46,317
Workiva Inc *	3,171	43,284
Xactly Corp *	3,297	36,267

		19,880,588

	Shares	Value
Utilities - 0.7%

American States Water Co	3,638	$165,747
California Water Service Group	4,297	145,668
Chesapeake Utilities Corp	256	17,139
Connecticut Water Service Inc	360	20,106
EnerNOC Inc *	3,264	19,584
Global Water Resources Inc	1,155	10,511
MGE Energy Inc	2,432	158,810
Middlesex Water Co	1,949	83,690
New Jersey Resources Corp	961	34,115
Ormat Technologies Inc	2,690	144,238
Southwest Gas Corp	648	49,650
Spark Energy Inc ‘A’	717	21,725
The York Water Co	1,644	62,801
WGL Holdings Inc	332	25,325

		959,109

Total Common Stocks (Cost $112,138,416)		131,937,119

EXCHANGE-TRADED FUND - 3.2%

iShares Russell 2000 Growth	28,776	4,429,778

Total Exchange-Traded Fund (Cost $4,253,297)		4,429,778

	Principal Amount

SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $1,339,093; collateralized by U.S. Treasury Notes: 2.250% due 11/15/24 and value $1,370,550)	$1,339,089	1,339,089

Total Short-Term Investment (Cost $1,339,089)		1,339,089

TOTAL INVESTMENTS - 100.0% (Cost $117,751,517)		137,729,596

OTHER ASSETS & LIABILITIES, NET - 0.0%		28,928

NET ASSETS - 100.0%		$137,758,524

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	27.1%
Industrial	14.8%
Technology	14.4%
Consumer, Cyclical	14.0%
Financial	11.3%
Communications	8.1%
Basic Materials	4.1%
Exchange-Traded Fund	3.2%
Others (each less than 3.0%)	3.0%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-68

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(b)	Investments with a total aggregate value of $23,610 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index (03/17)	21	($6,435)

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$23,610	$-	$-	$23,610
	Common Stocks	131,937,119	131,937,119	-	-
	Exchange-Traded Fund	4,429,778	4,429,778	-	-
	Short-Term Investment	1,339,089	-	1,339,089	-

	Total Assets	137,729,596	136,366,897	1,339,089	23,610

Liabilities	Derivatives:
	Equity Contracts
	Futures	(6,435)	(6,435)	-	-

	Total Liabilities	(6,435)	(6,435)	-	-

	Total	$137,723,161	$136,360,462	$1,339,089	$23,610

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-69

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
RIGHTS - 0.0%

Communications - 0.0%

Leap Wireless International Inc - Contingent Value Rights * +	5,036	$15,989

Total Rights (Cost $0)		15,989

COMMON STOCKS - 96.4%

Basic Materials - 4.0%

A Schulman Inc	6,429	215,050
Aceto Corp	714	15,687
AgroFresh Solutions Inc *	4,832	12,805
AK Steel Holding Corp *	69,015	704,643
Allegheny Technologies Inc	23,754	378,401
American Vanguard Corp	6,297	120,588
Calgon Carbon Corp	11,221	190,757
Carpenter Technology Corp	10,160	367,487
Century Aluminum Co *	10,015	85,728
Chemtura Corp *	6,838	227,022
Cliffs Natural Resources Inc *	48,728	409,802
Coeur Mining Inc *	10,142	92,191
Commercial Metals Co	25,323	551,535
CSW Industrials Inc *	3,198	117,846
Fairmount Santrol Holdings Inc *	19,674	231,956
Ferroglobe PLC	14,601	158,129
Ferroglobe Representation & Warranty Insurance Trust +	14,991	-
GCP Applied Technologies Inc *	2,475	66,206
Gold Resource Corp	2,097	9,122
Hawkins Inc	1,676	90,420
Hecla Mining Co	84,697	443,812
Ingevity Corp *	1,880	103,137
Innophos Holdings Inc	496	25,921
Innospec Inc	5,211	356,953
Kaiser Aluminum Corp	2,521	195,856
KMG Chemicals Inc	1,067	41,496
Koppers Holdings Inc *	934	37,640
Kraton Corp *	6,707	191,015
Kronos Worldwide Inc	4,919	58,733
Landec Corp *	4,439	61,258
Materion Corp	4,356	172,498
Minerals Technologies Inc	3,586	277,018
Oil-Dri Corp of America	1,020	38,974
Olin Corp	36,594	937,172
OMNOVA Solutions Inc *	3,643	36,430
PH Glatfelter Co	9,753	232,999
Quaker Chemical Corp	725	92,757
Rayonier Advanced Materials Inc	3,869	59,815
Ryerson Holding Corp *	2,648	35,351
Schnitzer Steel Industries Inc ‘A’	5,655	145,334
Schweitzer-Mauduit International Inc	5,503	250,552
Smart Sand Inc *	2,350	38,893
Stepan Co	3,902	317,935
Stillwater Mining Co *	26,975	434,567
The Chemours Co	6,703	148,069
Tronox Ltd ‘A’	14,373	148,186
United States Lime & Minerals Inc	404	30,603
Valhi Inc	4,719	16,328

		8,974,677

Communications - 4.4%

1-800-Flowers.com Inc ‘A’ *	4,117	44,052
ADTRAN Inc	3,875	86,606
ATN International Inc	2,311	185,180
Autobytel Inc *	1,505	20,242

	Shares	Value
Bankrate Inc *	10,757	$118,865
Black Box Corp	3,164	48,251
Blucora Inc *	7,100	104,725
Boingo Wireless Inc *	3,510	42,787
Calix Inc *	9,601	73,928
ChannelAdvisor Corp *	608	8,725
Chegg Inc *	10,839	79,992
Cincinnati Bell Inc *	9,532	213,040
Comtech Telecommunications Corp	4,952	58,681
Consolidated Communications Holdings Inc	3,458	92,847
Daily Journal Corp *	90	21,762
DigitalGlobe Inc *	13,987	400,728
Entercom Communications Corp ‘A’	5,829	89,184
ePlus Inc *	409	47,117
FairPoint Communications Inc *	1,132	21,168
Finisar Corp *	23,748	718,852
FTD Cos Inc *	3,899	92,952
Gannett Co Inc	26,498	257,296
Global Eagle Entertainment Inc *	9,658	62,391
Global Sources Ltd * (Hong Kong)	1,725	15,266
Globalstar Inc *	31,255	49,383
Gray Television Inc *	5,437	58,991
Harmonic Inc *	16,992	84,960
Hawaiian Telcom Holdco Inc *	1,437	35,609
HC2 Holdings Inc *	7,376	43,740
Hemisphere Media Group Inc *	322	3,606
Houghton Mifflin Harcourt Co *	9,223	100,070
IDT Corp ‘B’	1,636	30,331
Infinera Corp *	9,455	80,273
Intelsat SA *	6,492	17,334
Intralinks Holdings Inc *	8,677	117,313
Iridium Communications Inc *	18,580	178,368
Ixia *	14,257	229,538
KVH Industries Inc *	3,274	38,633
Lands’ End Inc *	3,364	50,965
Liberty Media Corp-Liberty Braves ‘A’ *	1,830	37,497
Liberty Media Corp-Liberty Braves ‘C’ *	6,515	134,144
Liberty Media Corp-Liberty Media ‘A’ *	4,112	128,911
Liberty Media Corp-Liberty Media ‘C’ *	8,568	268,435
Limelight Networks Inc *	14,790	37,271
Liquidity Services Inc *	5,873	57,262
Lumos Networks Corp *	3,809	59,497
Marchex Inc ‘B’ *	7,013	18,584
MDC Partners Inc ‘A’	8,044	52,688
Media General Inc *	24,083	453,483
MeetMe Inc *	1,279	6,305
Meredith Corp	8,390	496,268
MSG Networks Inc ‘A’ *	8,863	190,555
NeoPhotonics Corp *	5,556	60,060
NETGEAR Inc *	2,454	133,375
NeuStar Inc ‘A’ *	651	21,743
New Media Investment Group Inc	7,626	121,940
NII Holdings Inc *	12,305	26,456
Numerex Corp ‘A’ *	2,326	17,212
Oclaro Inc *	3,143	28,130
ORBCOMM Inc *	1,246	10,304
Perficient Inc *	2,153	37,656
Preformed Line Products Co	553	32,140
Quantenna Communications Inc *	631	11,440
QuinStreet Inc *	7,402	27,832
RealNetworks Inc *	4,600	22,356
Reis Inc	751	16,710
RetailMeNot Inc *	8,660	80,538
Rightside Group Ltd *	2,459	20,336
RigNet Inc *	2,469	57,157
Saga Communications Inc ‘A’	754	37,926
Salem Media Group Inc	2,354	14,713
Scholastic Corp	5,960	283,040
ShoreTel Inc *	11,613	83,033
Silicom Ltd (Israel)	898	36,899

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-70

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Sonus Networks Inc *	9,246	$58,250
Spok Holdings Inc	4,424	91,798
TechTarget Inc *	2,973	25,360
Telenav Inc *	7,339	51,740
The EW Scripps Co ‘A’ *	13,003	251,348
The New York Times Co ‘A’	27,761	369,221
The Rubicon Project Inc *	5,107	37,894
The Trade Desk Inc ‘A’ *	820	22,689
Time Inc	22,507	401,750
TiVo Corp *	17,929	374,716
Townsquare Media Inc ‘A’ *	2,241	23,329
tronc Inc	2,493	34,578
VASCO Data Security International Inc *	691	9,432
ViaSat Inc *	1,260	83,437
Viavi Solutions Inc *	51,604	422,121
Vonage Holdings Corp *	38,068	260,766
West Corp	8,462	209,519
Windstream Holdings Inc	18,961	138,984

		10,012,579

Consumer, Cyclical - 8.6%

Abercrombie & Fitch Co ‘A’	15,217	182,604
Acushnet Holdings Corp *	1,532	30,196
AdvancePierre Foods Holdings Inc	1,803	53,693
AMC Entertainment Holdings Inc ‘A’	5,195	174,812
America’s Car-Mart Inc *	1,788	78,225
American Eagle Outfitters Inc	3,809	57,783
Anixter International Inc *	6,373	516,532
Arctic Cat Inc *	1,677	25,189
Ascena Retail Group Inc *	25,722	159,219
At Home Group Inc *	1,165	17,044
AV Homes Inc *	1,982	31,316
Barnes & Noble Education Inc *	8,977	102,966
Barnes & Noble Inc	14,179	158,096
Bassett Furniture Industries Inc	1,126	34,230
Beazer Homes USA Inc *	7,149	95,082
Belmond Ltd ‘A’ * (United Kingdom)	18,755	250,379
Big 5 Sporting Goods Corp	3,836	66,555
Biglari Holdings Inc *	212	100,318
Blue Bird Corp *	1,075	16,609
BMC Stock Holdings Inc *	1,909	37,225
Boot Barn Holdings Inc *	3,001	37,573
Build-A-Bear Workshop Inc *	2,632	36,190
Caesars Acquisition Co ‘A’ *	10,483	141,520
Caesars Entertainment Corp *	12,234	103,989
Caleres Inc	9,312	305,620
Callaway Golf Co	13,238	145,088
Camping World Holdings Inc ‘A’	146	4,758
Carrols Restaurant Group Inc *	1,069	16,302
Century Casinos Inc *	2,231	18,361
Century Communities Inc *	3,164	66,444
Chico’s FAS Inc	2,990	43,026
Citi Trends Inc	3,079	58,008
Conn’s Inc *	4,440	56,166
Cooper Tire & Rubber Co	12,170	472,804
Cooper-Standard Holdings Inc *	259	26,775
Cracker Barrel Old Country Store Inc	220	36,736
Daktronics Inc	8,342	89,259
Dana Inc	32,790	622,354
Deckers Outdoor Corp *	6,647	368,177
Del Frisco’s Restaurant Group Inc *	5,068	86,156
Del Taco Restaurants Inc *	5,112	72,181
Delta Apparel Inc *	1,543	31,986
Denny’s Corp *	4,473	57,389
Destination XL Group Inc *	2,323	9,873
DineEquity Inc	1,717	132,209
Douglas Dynamics Inc	767	25,810
DSW Inc ‘A’	15,012	340,022
El Pollo Loco Holdings Inc *	4,565	56,149
Eldorado Resorts Inc *	602	10,204

	Shares	Value
Empire Resorts Inc *	616	$14,014
Eros International PLC *	6,607	86,221
Escalade Inc	2,173	28,684
Essendant Inc	8,338	174,264
Express Inc *	16,699	179,681
EZCORP Inc ‘A’ *	11,411	121,527
Federal-Mogul Holdings Corp *	7,039	72,572
Fiesta Restaurant Group Inc *	1,046	31,223
FirstCash Inc	4,471	210,137
Flexsteel Industries Inc	1,386	85,475
Fogo De Chao Inc *	1,073	15,398
Fossil Group Inc *	9,424	243,705
Fred’s Inc ‘A’	7,422	137,752
G&K Services Inc ‘A’	1,040	100,308
G-III Apparel Group Ltd *	1,933	57,139
Gaia Inc *	424	3,668
Genesco Inc *	3,936	244,426
Golden Entertainment Inc	1,766	21,386
Green Brick Partners Inc *	5,315	53,416
Group 1 Automotive Inc	3,561	277,544
Guess? Inc	13,678	165,504
Haverty Furniture Cos Inc	4,303	101,981
Hibbett Sports Inc *	1,082	40,359
Hooker Furniture Corp	2,361	89,600
Hovnanian Enterprises Inc ‘A’ *	27,780	75,839
Iconix Brand Group Inc *	9,692	90,523
ILG Inc	22,528	409,334
Interface Inc	1,598	29,643
International Speedway Corp ‘A’	5,869	215,979
Intrawest Resorts Holdings Inc *	3,776	67,402
J Alexander’s Holdings Inc *	2,901	31,186
Jack in the Box Inc	1,559	174,047
JAKKS Pacific Inc *	3,204	16,501
Johnson Outdoors Inc ‘A’	1,045	41,476
KB Home	14,560	230,194
Kimball International Inc ‘B’	1,204	21,142
Kirkland’s Inc *	1,778	27,577
Kona Grill Inc *	972	12,199
La Quinta Holdings Inc *	15,084	214,344
La-Z-Boy Inc	6,342	196,919
LGI Homes Inc *	248	7,125
Libbey Inc	4,518	87,920
Lifetime Brands Inc	2,592	46,008
Luby’s Inc *	4,284	18,336
Lumber Liquidators Holdings Inc *	5,962	93,842
M/I Homes Inc *	4,348	109,483
MarineMax Inc *	2,620	50,697
Marriott Vacations Worldwide Corp	4,619	391,922
MDC Holdings Inc	5,731	147,057
Meritage Homes Corp *	7,921	275,651
Meritor Inc *	18,467	229,360
Metaldyne Performance Group Inc	1,128	25,888
Miller Industries Inc	2,147	56,788
Mobile Mini Inc	2,590	78,347
Modine Manufacturing Co *	10,666	158,923
Monarch Casino & Resort Inc *	2,286	58,933
Motorcar Parts of America Inc *	249	6,703
Movado Group Inc	3,388	97,405
NACCO Industries Inc ‘A’	876	79,322
National CineMedia Inc	13,953	205,528
Navistar International Corp *	10,340	324,366
Noodles & Co *	833	3,415
Office Depot Inc	121,527	549,302
Party City Holdco Inc *	3,395	48,209
PC Connection Inc	2,506	70,394
Penn National Gaming Inc *	2,446	33,730
Perry Ellis International Inc *	2,861	71,268
PICO Holdings Inc *	4,562	69,114
Pier 1 Imports Inc	15,365	131,217
Pinnacle Entertainment Inc *	10,790	156,455

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-71

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Reading International Inc ‘A’ *	2,683	$44,538
Red Lion Hotels Corp *	2,832	23,647
Red Robin Gourmet Burgers Inc *	2,383	134,401
Regis Corp *	8,276	120,168
RH *	8,474	260,152
Ruby Tuesday Inc *	13,086	42,268
Rush Enterprises Inc ‘A’ *	6,719	214,336
Rush Enterprises Inc ‘B’ *	1,205	37,198
ScanSource Inc *	5,468	220,634
Sears Holdings Corp *	2,027	18,831
Sears Hometown & Outlet Stores Inc *	2,485	11,680
Sequential Brands Group Inc *	8,670	40,576
Shoe Carnival Inc	2,980	80,400
SkyWest Inc	11,042	402,481
Sonic Automotive Inc ‘A’	6,298	144,224
Spartan Motors Inc	7,088	65,564
Speedway Motorsports Inc	2,397	51,943
Sportsman’s Warehouse Holdings Inc *	449	4,216
Stage Stores Inc	5,595	24,450
Standard Motor Products Inc	1,942	103,353
Strattec Security Corp	751	30,265
Superior Industries International Inc	5,558	146,453
Supreme Industries Inc ‘A’	1,134	17,804
Systemax Inc	2,290	20,083
Tailored Brands Inc	7,364	188,150
The Buckle Inc	4,237	96,604
The Cato Corp ‘A’	4,578	137,706
The Container Store Group Inc *	2,596	16,485
The Finish Line Inc ‘A’	6,518	122,604
The Marcus Corp	4,134	130,221
The New Home Co Inc *	2,620	30,680
Tilly’s Inc ‘A’ *	2,702	35,639
Titan International Inc	9,989	111,977
Titan Machinery Inc *	4,158	60,582
Tower International Inc	4,630	131,260
TRI Pointe Group Inc *	30,689	352,310
Triton International Ltd (Bermuda)	7,348	116,098
Tuesday Morning Corp *	9,991	53,951
UCP Inc ‘A’ *	1,726	20,798
Unifi Inc *	3,468	113,161
UniFirst Corp	3,014	432,961
Vera Bradley Inc *	1,359	15,927
Veritiv Corp *	1,760	94,600
Vince Holding Corp *	4,241	17,176
Vitamin Shoppe Inc *	5,108	121,315
Wabash National Corp *	10,635	168,246
WCI Communities Inc *	4,907	115,069
Wesco Aircraft Holdings Inc *	9,667	144,522
West Marine Inc *	3,753	39,294
Weyco Group Inc	1,258	39,375
William Lyon Homes ‘A’ *	5,455	103,809
Wolverine World Wide Inc	17,960	394,222
Zumiez Inc *	4,028	88,012

		19,504,618

Consumer, Non-Cyclical - 9.5%

Aaron’s Inc	14,475	463,055
ABM Industries Inc	12,242	499,963
Accelerate Diagnostics Inc *	390	8,093
ACCO Brands Corp *	23,499	306,662
Acorda Therapeutics Inc *	8,273	155,532
Adamas Pharmaceuticals Inc *	1,884	31,840
Addus HomeCare Corp *	1,413	49,526
Adverum Biotechnologies Inc *	5,082	14,738
Agenus Inc *	3,137	12,924
Akebia Therapeutics Inc *	5,620	58,504
Albany Molecular Research Inc *	3,079	57,762
Alico Inc	519	14,091
Alliance One International Inc *	1,854	35,597
Almost Family Inc *	1,371	60,461

	Shares	Value
AMAG Pharmaceuticals Inc *	5,448	$189,590
American Public Education Inc *	3,451	84,722
American Renal Associates Holdings Inc *	265	5,639
Analogic Corp	2,513	208,453
AngioDynamics Inc *	6,032	101,760
Anika Therapeutics Inc *	562	27,516
Apollo Education Group Inc *	19,188	189,961
Aratana Therapeutics Inc *	409	2,937
ARC Document Solutions Inc *	9,277	47,127
Ardelyx Inc *	5,926	84,149
ARIAD Pharmaceuticals Inc *	2,488	30,951
Array BioPharma Inc *	33,771	296,847
Arrowhead Pharmaceuticals Inc *	936	1,451
Ascent Capital Group Inc ‘A’ *	2,354	38,276
Atara Biotherapeutics Inc *	4,859	68,998
AtriCure Inc *	1,499	29,335
Audentes Therapeutics Inc *	275	5,024
Avon Products Inc *	76,338	384,744
B. Riley Financial Inc	1,933	35,664
Bellicum Pharmaceuticals Inc *	1,533	20,879
BioCryst Pharmaceuticals Inc *	2,332	14,762
BioScrip Inc *	21,044	21,886
Bluebird Bio Inc *	5,658	349,099
Bridgepoint Education Inc *	4,309	43,650
CAI International Inc *	3,604	31,247
Cal-Maine Foods Inc	1,556	68,736
Cambium Learning Group Inc *	2,210	11,028
Capella Education Co	153	13,433
Cara Therapeutics Inc *	3,992	37,086
Career Education Corp *	14,829	149,625
Carriage Services Inc	292	8,363
CBIZ Inc *	11,338	155,331
Celldex Therapeutics Inc *	21,346	75,565
Cellular Biomedicine Group Inc *	785	10,284
Central Garden & Pet Co *	1,999	66,147
Central Garden & Pet Co ‘A’ *	6,551	202,426
Cerus Corp *	2,731	11,880
Chimerix Inc *	9,525	43,815
Cidara Therapeutics Inc *	2,640	27,456
Clearside Biomedical Inc *	527	4,711
Community Health Systems Inc *	25,014	139,828
Concert Pharmaceuticals Inc *	2,120	21,815
CONMED Corp	6,088	268,907
Corvus Pharmaceuticals Inc *	587	8,394
CPI Card Group Inc	2,964	12,301
CRA International Inc	1,836	67,198
Craft Brew Alliance Inc *	1,907	32,228
CryoLife Inc *	2,349	44,983
CSS Industries Inc	1,966	53,220
Darling Ingredients Inc *	26,367	340,398
Dean Foods Co	10,050	218,889
DeVry Education Group Inc	13,734	428,501
Dimension Therapeutics Inc *	1,576	6,856
Edge Therapeutics Inc *	2,145	26,813
Egalet Corp *	3,516	26,897
elf Beauty Inc *	974	28,188
Enanta Pharmaceuticals Inc *	3,494	117,049
Endocyte Inc *	7,826	19,956
Ennis Inc	5,749	99,745
Epizyme Inc *	2,533	30,649
Esperion Therapeutics Inc *	3,207	40,152
EVERTEC Inc	2,661	47,233
Exactech Inc *	2,384	65,083
Exelixis Inc *	19,100	284,781
Five Prime Therapeutics Inc *	4,622	231,608
Flex Pharma Inc *	535	2,825
Franklin Covey Co *	489	9,853
Fresh Del Monte Produce Inc	6,785	411,375
FTI Consulting Inc *	8,415	379,348
Genesis Healthcare Inc *	4,587	19,495

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-72

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Great Lakes Dredge & Dock Corp *	11,667	$49,001
Green Dot Corp ‘A’ *	7,969	187,670
Haemonetics Corp *	11,313	454,783
Halyard Health Inc *	10,302	380,968
Healthways Inc *	7,226	164,391
Heidrick & Struggles International Inc	4,049	97,783
Huron Consulting Group Inc *	4,337	219,669
ICF International Inc *	4,093	225,934
ICU Medical Inc *	1,021	150,444
Idera Pharmaceuticals Inc *	981	1,472
Ignyta Inc *	2,678	14,193
Immunomedics Inc *	1,294	4,749
Ingles Markets Inc ‘A’	3,139	150,986
Innoviva Inc *	1,823	19,506
Integer Holdings Corp *	6,867	202,233
Inter Parfums Inc	2,101	68,808
Invacare Corp	6,759	88,205
iRhythm Technologies Inc *	174	5,220
John B Sanfilippo & Son Inc	1,439	101,291
K12 Inc *	7,651	131,291
K2M Group Holdings Inc *	3,910	78,356
Karyopharm Therapeutics Inc *	4,654	43,748
Kelly Services Inc ‘A’	6,546	150,034
Kindred Healthcare Inc	19,073	149,723
Korn/Ferry International	5,266	154,978
Lannett Co Inc *	6,234	137,460
LHC Group Inc *	3,114	142,310
Liberty Tax Inc	482	6,459
Luminex Corp *	5,217	105,540
Magellan Health Inc *	1,562	117,541
McGrath RentCorp	5,270	206,531
Medpace Holdings Inc *	535	19,297
Meridian Bioscience Inc	1,110	19,647
Merit Medical Systems Inc *	5,938	157,357
Merrimack Pharmaceuticals Inc *	10,397	42,420
Molina Healthcare Inc *	3,286	178,298
Momenta Pharmaceuticals Inc *	10,988	165,369
MoneyGram International Inc *	6,663	78,690
Myovant Sciences Ltd * (Bermuda)	412	5,125
NantKwest Inc *	3,174	18,155
National HealthCare Corp	2,480	187,959
National Research Corp ‘A’	448	8,512
Natural Grocers by Vitamin Cottage Inc *	1,993	23,697
Nature’s Sunshine Products Inc	1,606	24,090
Navigant Consulting Inc *	10,593	277,325
Neff Corp ‘A’ *	1,502	21,178
Neos Therapeutics Inc *	136	796
NewLink Genetics Corp *	1,154	11,863
Nobilis Health Corp *	11,503	24,156
Novan Inc *	196	5,296
Nutraceutical International Corp	1,830	63,959
Omega Protein Corp *	4,607	115,405
Omeros Corp *	3,374	33,470
Osiris Therapeutics Inc *	277	1,360
Otonomy Inc *	5,318	84,556
OvaScience Inc *	6,012	9,198
Owens & Minor Inc	12,124	427,856
PDL BioPharma Inc	37,282	79,038
PFSweb Inc *	362	3,077
PharMerica Corp *	6,688	168,203
Phibro Animal Health Corp ‘A’	306	8,966
Portola Pharmaceuticals Inc *	919	20,622
Protagonist Therapeutics Inc *	375	8,246
PTC Therapeutics Inc *	7,461	81,400
Quad/Graphics Inc	3,060	82,253
Quidel Corp *	395	8,461
Ra Pharmaceuticals Inc *	463	7,033
REGENXBIO Inc *	4,428	82,139
Rent-A-Center Inc	11,660	131,175
Resources Connection Inc	7,324	140,987

	Shares	Value
Retrophin Inc *	8,073	$152,822
Revlon Inc ‘A’ *	1,808	52,703
Rigel Pharmaceuticals Inc *	4,331	10,308
Rockwell Medical Inc *	973	6,373
RPX Corp *	11,293	121,964
RTI Surgical Inc *	12,598	40,944
Sanderson Farms Inc	4,422	416,729
Seaboard Corp *	59	233,167
Select Medical Holdings Corp *	21,728	287,896
Selecta Biosciences Inc *	245	4,202
Seneca Foods Corp ‘A’ *	1,565	62,678
ServiceSource International Inc *	5,438	30,888
Smart & Final Stores Inc *	1,619	22,828
Snyder’s-Lance Inc	17,792	682,145
Sotheby’s *	4,731	188,578
SP Plus Corp *	290	8,164
SpartanNash Co	8,117	320,946
Spectrum Pharmaceuticals Inc *	11,514	51,007
Stemline Therapeutics Inc *	3,087	33,031
Strayer Education Inc *	1,270	102,400
SUPERVALU Inc *	59,798	279,257
Surgery Partners Inc *	1,907	30,226
Syndax Pharmaceuticals Inc *	516	3,700
Synutra International Inc *	3,501	18,730
Syros Pharmaceuticals Inc *	284	3,453
Team Inc *	450	17,663
Tejon Ranch Co *	3,169	80,588
TerraVia Holdings Inc *	16,903	19,438
Tetraphase Pharmaceuticals Inc *	8,048	32,433
Textainer Group Holdings Ltd	5,257	39,165
The Andersons Inc	5,868	262,300
The Chefs’ Warehouse Inc *	388	6,130
The Medicines Co *	1,349	45,785
TherapeuticsMD Inc *	2,090	12,059
TransEnterix Inc *	13,783	17,918
Travelport Worldwide Ltd	6,842	96,472
Triple-S Management Corp ‘B’ *	5,247	108,613
TrueBlue Inc *	8,841	217,931
Turning Point Brands Inc *	623	7,632
United Natural Foods Inc *	10,935	521,818
Universal American Corp *	8,938	88,933
Universal Corp	4,974	317,092
Vector Group Ltd	11,646	264,830
Vectrus Inc *	2,004	47,795
Versartis Inc *	6,311	94,034
Viad Corp	2,057	90,714
Village Super Market Inc ‘A’	1,681	51,943
Voyager Therapeutics Inc *	1,386	17,658
WaVe Life Sciences Ltd *	296	7,740
Weight Watchers International Inc *	455	5,210
Weis Markets Inc	2,120	141,701
Wright Medical Group NV *	22,725	522,220
Zafgen Inc *	5,061	16,094
Zogenix Inc *	5,395	65,549

		21,674,377

Diversified - 0.0%

Wins Finance Holdings Inc *	290	52,200

Energy - 5.5%

Abraxas Petroleum Corp *	15,057	38,696
Adams Resources & Energy Inc	415	16,455
Alon USA Energy Inc	7,157	81,447
Archrock Inc	15,459	204,059
Atwood Oceanics Inc	13,880	182,244
Bill Barrett Corp *	11,368	79,462
Bristow Group Inc	7,410	151,757
California Resources Corp *	7,062	150,350
CARBO Ceramics Inc *	4,654	48,681

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-73

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Clayton Williams Energy Inc *	1,304	$155,515
Clean Energy Fuels Corp *	19,443	55,607
Cobalt International Energy Inc *	90,879	110,872
Contango Oil & Gas Co *	5,334	49,820
CVR Energy Inc	3,290	83,533
Dawson Geophysical Co *	4,262	34,266
Delek US Holdings Inc	13,783	331,757
Denbury Resources Inc *	77,775	286,212
Earthstone Energy Inc *	177	2,432
Eclipse Resources Corp *	13,567	36,224
EP Energy Corp ‘A’ *	8,572	56,147
Era Group Inc *	4,329	73,463
Erin Energy Corp *	4,318	13,170
EXCO Resources Inc *	33,192	29,000
Exterran Corp *	7,134	170,503
Forum Energy Technologies Inc *	13,193	290,246
FuelCell Energy Inc *	6,552	11,466
FutureFuel Corp	5,666	78,757
Geospace Technologies Corp *	2,757	56,133
Green Plains Inc	7,925	220,711
Helix Energy Solutions Group Inc *	25,172	222,017
Independence Contract Drilling Inc *	6,355	42,579
Jones Energy Inc ‘A’ *	12,912	64,560
Mammoth Energy Services Inc *	1,081	16,431
Matrix Service Co *	6,054	137,426
McDermott International Inc *	52,974	391,478
MRC Global Inc *	20,580	416,951
Natural Gas Services Group Inc *	2,657	85,423
Newpark Resources Inc *	18,800	141,000
Northern Oil & Gas Inc *	10,445	28,724
NOW Inc *	23,488	480,799
Oasis Petroleum Inc *	51,461	779,120
Oil States International Inc *	11,277	439,803
Pacific Ethanol Inc *	6,197	58,872
Panhandle Oil & Gas Inc ‘A’	1,838	43,285
Par Pacific Holdings Inc *	4,067	59,134
Parker Drilling Co *	27,922	72,597
Pattern Energy Group Inc	2,876	54,615
PDC Energy Inc *	12,375	898,178
PHI Inc *	2,451	44,167
Pioneer Energy Services Corp *	15,853	108,593
Plug Power Inc *	14,647	17,576
Renewable Energy Group Inc *	8,356	81,053
REX American Resources Corp *	1,243	122,746
Ring Energy Inc *	8,903	115,650
RSP Permian Inc *	21,729	969,548
Sanchez Energy Corp *	8,420	76,033
SEACOR Holdings Inc *	3,473	247,555
Seadrill Ltd (NYSE) * (United Kingdom)	83,981	286,375
SemGroup Corp ‘A’	14,583	608,840
SunCoke Energy Inc *	14,385	163,126
Sunrun Inc *	14,136	75,062
Synergy Resources Corp *	36,699	326,988
TerraForm Global Inc ‘A’ *	20,446	80,762
TerraForm Power Inc ‘A’ *	19,557	250,525
Tesco Corp *	9,764	80,553
TETRA Technologies Inc *	7,520	37,750
Thermon Group Holdings Inc *	7,166	136,799
TPI Composites Inc *	1,277	20,483
Trecora Resources *	732	10,138
Unit Corp *	11,284	303,201
Vivint Solar Inc *	5,337	13,609
W&T Offshore Inc *	7,540	20,886
Western Refining Inc	17,803	673,844
Westmoreland Coal Co *	4,214	74,461
Willbros Group Inc *	9,093	29,461

		12,507,761

Financial - 41.0%

1st Source Corp	3,424	152,916
Acacia Research Corp *	9,217	59,911
Acadia Realty Trust REIT	13,856	452,814

	Shares	Value
Access National Corp	1,662	$46,137
ACNB Corp	1,244	38,875
AG Mortgage Investment Trust Inc REIT	6,278	107,417
Agree Realty Corp REIT	5,244	241,486
Aircastle Ltd	10,758	224,304
Alexander & Baldwin Inc	4,792	215,017
Alexander’s Inc REIT	30	12,806
Allegiance Bancshares Inc *	2,215	80,072
Altisource Residential Corp REIT	11,808	130,360
Ambac Financial Group Inc *	8,286	186,435
American Assets Trust Inc REIT	5,678	244,608
American Equity Investment Life Holding Co	19,243	433,737
American National Bankshares Inc	1,814	63,127
Ameris Bancorp	2,055	89,598
AMERISAFE Inc	1,145	71,391
Ames National Corp	1,928	63,624
Anworth Mortgage Asset Corp REIT	21,427	110,778
Apollo Commercial Real Estate Finance Inc REIT	16,382	272,269
Ares Commercial Real Estate Corp REIT	6,092	83,643
Argo Group International Holdings Ltd	6,404	422,024
Arlington Asset Investment Corp ‘A’	3,015	44,682
Armada Hoffler Properties Inc REIT	991	14,439
ARMOUR Residential REIT Inc	8,075	175,147
Arrow Financial Corp	2,416	97,848
Ashford Hospitality Prime Inc REIT	5,469	74,652
Ashford Hospitality Trust Inc REIT	17,140	133,006
Associated Capital Group Inc ‘A’	1,040	34,164
Astoria Financial Corp	20,362	379,751
Atlantic Capital Bancshares Inc *	3,172	60,268
Atlas Financial Holdings Inc *	1,315	23,736
Baldwin & Lyons Inc ‘B’	2,093	52,744
Banc of California Inc	3,250	56,388
BancFirst Corp	1,740	161,907
Banco Latinoamericano de Comercio Exterior SA (Panama)	6,876	202,429
BancorpSouth Inc	19,108	593,303
Bank Mutual Corp	8,934	84,426
Bank of Marin Bancorp	1,273	88,792
BankFinancial Corp	3,372	49,973
Bankwell Financial Group Inc	1,046	33,995
Banner Corp	6,641	370,634
Bar Harbor Bankshares	1,280	60,582
Bear State Financial Inc	3,957	40,164
Beneficial Bancorp Inc	15,560	286,304
Berkshire Hills Bancorp Inc	7,033	259,166
Blue Capital Reinsurance Holdings Ltd (Bermuda)	1,401	25,848
Blue Hills Bancorp Inc	5,098	95,587
Bluerock Residential Growth REIT Inc	4,192	57,514
BNC Bancorp	8,167	260,527
BofI Holding Inc *	881	25,153
Boston Private Financial Holdings Inc	18,101	299,572
Bridge Bancorp Inc	3,712	140,685
Brookline Bancorp Inc	15,512	254,397
Bryn Mawr Bank Corp	3,763	158,610
BSB Bancorp Inc *	1,731	50,112
C&F Financial Corp	687	34,247
Calamos Asset Management Inc ‘A’	3,629	31,028
California First National Bancorp	435	6,808
Camden National Corp	3,391	150,730
Capital Bank Financial Corp ‘A’	3,101	121,714
Capital City Bank Group Inc	2,603	53,309
Capitol Federal Financial Inc	28,171	463,695
Capstead Mortgage Corp REIT	21,610	220,206
Cardinal Financial Corp	6,634	217,529
Carolina Financial Corp	2,197	67,646
Cascade Bancorp *	7,527	61,119
Cass Information Systems Inc	1,019	74,968
CatchMark Timber Trust Inc ‘A’ REIT	8,402	94,607

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-74

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Cathay General Bancorp	16,398	$623,616
CBL & Associates Properties Inc REIT	37,737	433,975
Cedar Realty Trust Inc REIT	18,715	122,209
CenterState Banks Inc	10,381	261,290
Central Pacific Financial Corp	6,763	212,493
Central Valley Community Bancorp	1,843	36,786
Century Bancorp Inc ‘A’	742	44,520
Charter Financial Corp	3,249	54,161
Chatham Lodging Trust REIT	8,489	174,449
Chemical Financial Corp	9,871	534,712
Chemung Financial Corp	645	23,446
Chesapeake Lodging Trust REIT	9,796	253,325
Citizens & Northern Corp	2,540	66,548
Citizens Inc *	10,585	103,945
City Holding Co	3,212	217,131
City Office REIT Inc	909	11,972
Clifton Bancorp Inc	4,949	83,737
CNB Financial Corp	3,020	80,755
CNO Financial Group Inc	40,165	769,160
CoBiz Financial Inc	7,616	128,634
Codorus Valley Bancorp Inc	1,717	49,106
Colony Capital Inc ‘A’ REIT	25,006	506,371
Colony Starwood Homes REIT	14,329	412,818
Columbia Banking System Inc	12,831	573,289
Community Bank System Inc	9,530	588,859
Community Healthcare Trust Inc REIT	2,751	63,356
Community Trust Bancorp Inc	3,457	171,467
ConnectOne Bancorp Inc	6,330	164,263
Consolidated-Tomoka Land Co	126	6,731
CorEnergy Infrastructure Trust Inc REIT	2,693	93,932
County Bancorp Inc	291	7,848
Cousins Properties Inc REIT	74,880	637,229
Cowen Group Inc ‘A’ *	5,330	82,615
CU Bancorp *	3,231	115,670
Customers Bancorp Inc *	3,363	120,463
CVB Financial Corp	22,305	511,454
CYS Investments Inc REIT	33,924	262,233
DiamondRock Hospitality Co REIT	44,325	511,067
Dime Community Bancshares Inc	7,041	141,524
Donegal Group Inc ‘A’	1,887	32,985
Dynex Capital Inc REIT	9,872	67,327
Eagle Bancorp Inc *	1,462	89,109
Easterly Government Properties Inc REIT	7,377	147,688
Education Realty Trust Inc REIT	14,227	601,802
EMC Insurance Group Inc	1,960	58,820
Employers Holdings Inc	6,760	267,696
Encore Capital Group Inc *	5,168	148,063
Enova International Inc *	6,152	77,208
Enstar Group Ltd * (Bermuda)	2,536	501,367
Enterprise Bancorp Inc	1,941	72,904
Enterprise Financial Services Corp	4,351	187,093
Equity Bancshares Inc ‘A’ *	1,127	37,912
ESSA Bancorp Inc	1,773	27,872
EverBank Financial Corp	22,927	445,930
Farmers Capital Bank Corp	1,570	66,019
Farmers National Banc Corp	5,224	74,181
Farmland Partners Inc REIT	2,643	29,496
FB Financial Corp *	803	20,838
FBL Financial Group Inc ‘A’	2,230	174,274
FBR & Co	1,375	17,875
FCB Financial Holdings Inc ‘A’ *	6,646	317,014
Federal Agricultural Mortgage Corp ‘C’	1,950	111,676
Federated National Holding Co	2,783	52,014
FelCor Lodging Trust Inc REIT	4,053	32,465
Fidelity & Guaranty Life	2,724	64,559
Fidelity Southern Corp	4,620	109,355
Financial Institutions Inc	2,972	101,642
First BanCorp *	26,628	176,011
First Bancorp Inc	2,210	73,151
First Bancorp NC	4,451	120,800

	Shares	Value
First Busey Corp	6,952	$213,983
First Business Financial Services Inc	1,804	42,791
First Citizens BancShares Inc ‘A’	1,680	596,400
First Commonwealth Financial Corp	19,855	281,544
First Community Bancshares Inc	3,562	107,359
First Community Financial Partners Inc *	2,912	34,070
First Connecticut Bancorp Inc	2,574	58,301
First Defiance Financial Corp	1,978	100,364
First Financial Bancorp	13,563	385,867
First Financial Bankshares Inc	5,377	243,040
First Financial Corp	2,326	122,813
First Financial Northwest Inc	1,898	37,467
First Foundation Inc *	2,013	57,371
First Industrial Realty Trust Inc REIT	20,085	563,384
First Internet Bancorp	1,137	36,384
First Interstate BancSystem Inc ‘A’	4,424	188,241
First Merchants Corp	9,036	340,205
First Mid-Illinois Bancshares Inc	1,793	60,962
First Midwest Bancorp Inc	17,779	448,564
First NBC Bank Holding Co *	3,636	26,543
First Northwest Bancorp *	2,456	38,314
First Potomac Realty Trust REIT	13,126	143,992
Flagstar Bancorp Inc *	4,736	127,588
Flushing Financial Corp	6,262	184,040
FNB Corp	46,492	745,267
FNFV Group *	14,915	204,335
Forestar Group Inc *	7,093	94,337
Four Corners Property Trust Inc REIT	2,965	60,842
Franklin Financial Network Inc *	1,663	69,597
Franklin Street Properties Corp REIT	23,093	299,285
FRP Holdings Inc *	1,470	55,419
Fulton Financial Corp	37,992	714,250
GAIN Capital Holdings Inc	6,963	45,817
GAMCO Investors Inc ‘A’	995	30,736
Genworth Financial Inc ‘A’ *	104,085	396,564
German American Bancorp Inc	3,142	165,301
Getty Realty Corp REIT	5,796	147,740
Glacier Bancorp Inc	16,851	610,512
Gladstone Commercial Corp REIT	5,066	101,827
Global Indemnity Ltd * (Cayman)	1,864	71,223
Global Medical REIT Inc	1,740	15,521
Global Net Lease Inc REIT	37,969	297,297
Government Properties Income Trust REIT	10,335	197,037
Gramercy Property Trust REIT	79,390	728,800
Great Ajax Corp REIT	3,246	43,074
Great Southern Bancorp Inc	2,387	130,450
Great Western Bancorp Inc	13,084	570,332
Green Bancorp Inc *	4,621	70,239
Greene County Bancorp Inc	455	10,420
Greenhill & Co Inc	1,635	45,290
Greenlight Capital Re Ltd ‘A’ *	6,447	146,992
Griffin Industrial Realty Inc	204	6,473
Guaranty Bancorp	3,467	83,901
Hallmark Financial Services Inc *	3,162	36,774
Hancock Holding Co	17,087	736,450
Hanmi Financial Corp	7,007	244,544
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	9,556	181,468
HarborOne Bancorp Inc *	3,056	59,103
HCI Group Inc	2,011	79,394
Healthcare Realty Trust Inc REIT	25,215	764,519
Heartland Financial USA Inc	4,903	235,344
Heritage Commerce Corp	5,035	72,655
Heritage Financial Corp	6,697	172,448
Heritage Insurance Holdings Inc	6,144	96,276
Heritage Oaks Bancorp	5,578	68,777
Hersha Hospitality Trust REIT	8,858	190,447
Hilltop Holdings Inc	16,615	495,127
Hingham Institution for Savings	183	36,011
Home Bancorp Inc	1,048	40,463

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-75

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
HomeStreet Inc *	5,394	$170,450
HomeTrust Bancshares Inc *	3,769	97,617
Hope Bancorp Inc	28,354	620,669
Horace Mann Educators Corp	9,008	385,542
Horizon Bancorp	4,446	124,488
Hudson Pacific Properties Inc REIT	23,570	819,765
IBERIABANK Corp	9,765	817,819
Impac Mortgage Holdings Inc *	1,797	25,194
Independence Holding Co	1,924	37,614
Independence Realty Trust Inc REIT	12,575	112,169
Independent Bank Corp MA	5,736	404,101
Independent Bank Corp MI	4,502	97,693
Independent Bank Group Inc	2,481	154,814
Infinity Property & Casualty Corp	2,447	215,091
InfraREIT Inc	9,032	161,763
International Bancshares Corp	12,076	492,701
INTL. FCStone Inc *	3,280	129,888
Invesco Mortgage Capital Inc REIT	24,915	363,759
Investment Technology Group Inc	6,279	123,947
Investors Bancorp Inc	65,804	917,966
Investors Real Estate Trust REIT	26,914	191,897
Investors Title Co	333	52,674
James River Group Holdings Ltd	3,235	134,414
Janus Capital Group Inc	31,826	422,331
KCG Holdings Inc ‘A’ *	11,863	157,185
Kearny Financial Corp	19,326	300,519
Kemper Corp	8,742	387,271
Kennedy-Wilson Holdings Inc	9,192	188,436
Kinsale Capital Group Inc	1,288	43,805
Kite Realty Group Trust REIT	18,312	429,966
Ladder Capital Corp REIT	8,815	120,942
Ladenburg Thalmann Financial Services Inc *	19,772	48,244
Lake Sunapee Bank Group	1,695	39,985
Lakeland Bancorp Inc	8,801	171,619
Lakeland Financial Corp	5,436	257,449
LaSalle Hotel Properties REIT	23,609	719,366
LCNB Corp	1,768	41,106
LegacyTexas Financial Group Inc	9,823	422,978
LendingClub Corp *	41,098	215,764
Lexington Realty Trust REIT	50,689	547,441
LTC Properties Inc REIT	1,214	57,034
Macatawa Bank Corp	5,604	58,338
Mack-Cali Realty Corp REIT	19,721	572,303
Maiden Holdings Ltd	12,367	215,804
MainSource Financial Group Inc	5,111	175,818
Manning & Napier Inc	4,036	30,472
Marlin Business Services Corp	1,765	36,889
MB Financial Inc	16,766	791,858
MBIA Inc *	29,442	315,029
MBT Financial Corp	3,775	42,846
MedEquities Realty Trust Inc REIT	1,007	11,178
Medical Properties Trust Inc REIT	43,252	532,000
Medley Management Inc ‘A’	897	8,880
Mercantile Bank Corp	3,528	133,006
Merchants Bancshares Inc	1,226	66,449
Meridian Bancorp Inc	9,227	174,390
Meta Financial Group Inc	1,839	189,233
MGIC Investment Corp *	75,442	768,754
Middleburg Financial Corp	981	34,090
Midland States Bancorp Inc	821	29,704
MidWestOne Financial Group Inc	1,857	69,823
Monmouth Real Estate Investment Corp REIT	11,758	179,192
Monogram Residential Trust Inc REIT	37,421	404,895
MTGE Investment Corp REIT	10,269	161,223
MutualFirst Financial Inc	1,122	37,138
National Bankshares Inc	1,435	62,351
National Commerce Corp *	1,878	69,768
National General Holdings Corp	4,503	112,530

	Shares	Value
National Storage Affiliates Trust REIT	7,193	$158,750
National Western Life Group Inc ‘A’	511	158,819
Nationstar Mortgage Holdings Inc *	3,755	67,815
NBT Bancorp Inc	9,395	393,463
Nelnet Inc ‘A’	4,539	230,354
New Residential Investment Corp REIT	54,375	854,775
New Senior Investment Group Inc REIT	17,498	171,305
New York Mortgage Trust Inc REIT	25,042	165,277
New York REIT Inc	36,579	370,179
NewStar Financial Inc *	5,169	47,813
NexPoint Residential Trust Inc REIT	4,141	92,510
Nicolet Bankshares Inc *	1,688	80,501
NMI Holdings Inc ‘A’ *	10,929	116,394
Northfield Bancorp Inc	8,580	171,343
Northrim BanCorp Inc	1,443	45,599
NorthStar Realty Europe Corp REIT	11,965	150,400
Northwest Bancshares Inc	21,352	384,977
OceanFirst Financial Corp	5,088	152,793
Ocwen Financial Corp *	22,839	123,102
OFG Bancorp	9,822	128,668
Old Line Bancshares Inc	1,785	42,804
Old National Bancorp	29,364	532,957
Old Second Bancorp Inc	6,025	66,576
OM Asset Management PLC	2,781	40,325
On Deck Capital Inc *	10,807	50,036
One Liberty Properties Inc REIT	2,995	75,234
OneBeacon Insurance Group Ltd ‘A’	4,521	72,562
Oppenheimer Holdings Inc ‘A’	2,236	41,590
Opus Bank	1,419	42,641
Orchid Island Capital Inc REIT	3,870	41,912
Oritani Financial Corp	8,688	162,900
Orrstown Financial Services Inc	1,504	33,690
Owens Realty Mortgage Inc REIT	2,123	39,318
Pacific Continental Corp	4,049	88,471
Pacific Mercantile Bancorp *	3,235	23,616
Pacific Premier Bancorp Inc *	4,139	146,314
Park National Corp	2,967	355,031
Park Sterling Corp	7,939	85,662
Parkway Inc REIT *	9,742	216,759
Peapack Gladstone Financial Corp	3,455	106,690
Pebblebrook Hotel Trust REIT	15,800	470,050
Penns Woods Bancorp Inc	1,006	50,803
Pennsylvania REIT	10,666	202,227
PennyMac Financial Services Inc ‘A’ *	727	12,105
PennyMac Mortgage Investment Trust REIT	15,217	249,102
People’s Utah Bancorp	2,839	76,227
Peoples Bancorp Inc	3,590	116,531
Peoples Financial Services Corp	1,571	76,508
PHH Corp *	11,296	171,247
Physicians Realty Trust REIT	14,764	279,925
Pinnacle Financial Partners Inc	8,277	573,596
Piper Jaffray Cos *	3,202	232,145
PJT Partners Inc ‘A’	3,963	122,377
PRA Group Inc *	10,305	402,925
Preferred Apartment Communities Inc ‘A’ REIT	5,143	76,682
Preferred Bank	2,642	138,494
Premier Financial Bancorp Inc	1,947	39,135
PrivateBancorp Inc	17,399	942,852
Prosperity Bancshares Inc	14,787	1,061,411
Provident Bancorp Inc *	837	14,982
Provident Financial Holdings Inc	1,404	28,389
Provident Financial Services Inc	13,571	384,059
Pzena Investment Management Inc ‘A’	545	6,055
QCR Holdings Inc	2,696	116,737
Radian Group Inc	47,696	857,574
RAIT Financial Trust REIT	19,188	64,472
Ramco-Gershenson Properties Trust REIT	17,631	292,322
RE/MAX Holdings Inc ‘A’	3,954	221,424
Redwood Trust Inc REIT	17,225	261,992

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-76

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Regional Management Corp *	2,148	$56,449
Renasant Corp	9,037	381,542
Republic Bancorp Inc ‘A’	2,081	82,283
Republic First Bancorp Inc *	10,244	85,537
Resource Capital Corp REIT	6,908	57,544
Retail Opportunity Investments Corp REIT	6,848	144,698
Rexford Industrial Realty Inc REIT	9,025	209,290
RLI Corp	1,532	96,715
RLJ Lodging Trust REIT	26,963	660,324
S&T Bancorp Inc	7,616	297,329
Sabra Health Care REIT Inc	11,954	291,917
Safeguard Scientifics Inc *	4,912	66,066
Safety Insurance Group Inc	3,186	234,808
Sandy Spring Bancorp Inc	5,336	213,387
Saul Centers Inc REIT	258	17,185
Seacoast Banking Corp of Florida *	6,642	146,523
Select Income REIT	14,242	358,898
Selective Insurance Group Inc	12,695	546,520
Seritage Growth Properties ‘A’ REIT	5,588	238,663
Shore Bancshares Inc	2,668	40,687
SI Financial Group Inc	2,374	36,560
Sierra Bancorp	2,470	65,677
Silver Bay Realty Trust Corp REIT	7,543	129,287
Simmons First National Corp ‘A’	6,479	402,670
South State Corp	5,239	457,889
Southern First Bancshares Inc *	1,221	43,956
Southern Missouri Bancorp Inc	1,220	43,164
Southern National Bancorp of Virginia Inc	2,330	38,072
Southside Bancshares Inc	5,753	216,716
Southwest Bancorp Inc	4,022	116,638
State Auto Financial Corp	3,585	96,114
State Bank Financial Corp	7,812	209,830
State National Cos Inc	6,184	85,710
Sterling Bancorp	28,026	655,808
Stewart Information Services Corp	5,104	235,192
Stifel Financial Corp *	14,135	706,043
Stock Yards Bancorp Inc	4,666	219,069
Stonegate Bank	2,548	106,328
Stratus Properties Inc *	1,342	43,951
Suffolk Bancorp	2,584	110,647
Summit Financial Group Inc	1,761	48,480
Summit Hotel Properties Inc REIT	19,269	308,882
Sun Bancorp Inc	2,330	60,580
Sunstone Hotel Investors Inc REIT	48,193	734,943
Terreno Realty Corp REIT	7,551	215,128
Territorial Bancorp Inc	1,833	60,196
Texas Capital Bancshares Inc *	10,093	791,291
The Bancorp Inc *	11,415	89,722
The Bank of NT Butterfield & Son Ltd (Bermuda)	1,932	60,742
The First of Long Island Corp	4,735	135,184
The GEO Group Inc REIT	12,833	461,090
The Navigators Group Inc	2,489	293,080
The St Joe Co *	11,341	215,479
Third Point Reinsurance Ltd * (Bermuda)	14,144	163,363
Tier REIT Inc	10,495	182,508
Tiptree Financial Inc ‘A’	5,182	31,869
Tompkins Financial Corp	3,252	307,444
Towne Bank	12,368	411,236
TriCo Bancshares	4,554	155,656
Trinity Place Holdings Inc *	4,162	38,582
TriState Capital Holdings Inc *	4,931	108,975
Triumph Bancorp Inc *	3,534	92,414
TrustCo Bank Corp	20,008	175,070
Trustmark Corp	14,915	531,720
UMB Financial Corp	9,906	763,951
UMH Properties Inc REIT	4,000	60,200
Umpqua Holdings Corp	48,789	916,257
Union Bankshares Corp	9,731	347,786
United Bankshares Inc	14,517	671,411

	Shares	Value
United Community Banks Inc	15,520	$459,702
United Community Financial Corp	10,316	92,225
United Financial Bancorp Inc	11,238	204,082
United Fire Group Inc	4,910	241,425
United Insurance Holdings Corp	1,155	17,487
Universal Insurance Holdings Inc	1,964	55,778
Univest Corp of Pennsylvania	5,621	173,689
Valley National Bancorp	54,736	637,127
Veritex Holdings Inc *	1,227	32,773
Virtu Financial Inc ‘A’	386	6,157
Virtus Investment Partners Inc	1,029	121,473
Waddell & Reed Financial Inc ‘A’	15,779	307,848
Walker & Dunlop Inc *	6,257	195,218
Walter Investment Management Corp *	3,919	18,615
Washington Federal Inc	20,172	692,908
Washington Prime Group Inc REIT	32,387	337,149
Washington REIT	10,623	347,266
Washington Trust Bancorp Inc	3,313	185,694
WashingtonFirst Bankshares Inc	1,799	52,143
Waterstone Financial Inc	5,686	104,622
Webster Financial Corp	20,297	1,101,721
WesBanco Inc	8,899	383,191
West Bancorporation Inc	3,328	82,202
Westamerica Bancorporation	5,524	347,625
Western Asset Mortgage Capital Corp REIT	9,307	93,721
Western New England Bancorp Inc	3,048	28,499
Whitestone REIT	5,777	83,073
Wintrust Financial Corp	11,368	824,976
World Acceptance Corp *	1,394	89,606
WSFS Financial Corp	6,372	295,342
Xenia Hotels & Resorts Inc REIT	22,864	444,019
Xenith Bankshares Inc *	1,353	38,155
Yadkin Financial Corp	11,084	379,738

		93,351,914

Industrial - 11.8%

AAR Corp	7,304	241,397
Actuant Corp ‘A’	6,888	178,744
Advanced Disposal Services Inc *	805	17,887
Advanced Energy Industries Inc *	450	24,638
Aegion Corp *	7,793	184,694
Aerojet Rocketdyne Holdings Inc *	6,539	117,375
Aerovironment Inc *	3,810	102,222
Air Transport Services Group Inc *	9,418	150,311
Alamo Group Inc	1,649	125,489
Albany International Corp ‘A’	5,401	250,066
Altra Industrial Motion Corp	902	33,284
American Railcar Industries Inc	1,724	78,080
American Superconductor Corp *	2,523	18,595
Ampco-Pittsburgh Corp	1,815	30,401
Applied Industrial Technologies Inc	4,484	266,350
Applied Optoelectronics Inc *	3,688	86,447
AquaVenture Holdings Ltd *	361	8,855
ArcBest Corp	5,506	152,241
Ardmore Shipping Corp (Ireland)	6,065	44,881
Armstrong Flooring Inc *	4,915	97,858
Astec Industries Inc	2,297	154,956
Atkore International Group Inc *	1,128	26,970
Atlas Air Worldwide Holdings Inc *	5,370	280,045
AVX Corp	10,283	160,723
Babcock & Wilcox Enterprises Inc *	10,370	172,038
Barnes Group Inc	11,098	526,267
Bel Fuse Inc ‘B’	2,176	67,238
Benchmark Electronics Inc *	10,872	331,596
Boise Cascade Co *	1,414	31,815
Brady Corp ‘A’	2,469	92,711
Briggs & Stratton Corp	9,448	210,312
Casella Waste Systems Inc ‘A’ *	8,572	106,379
CECO Environmental Corp	6,448	89,950
Celadon Group Inc	6,166	44,087

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-77

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Chart Industries Inc *	6,688	$240,902
CIRCOR International Inc	3,630	235,514
Columbus McKinnon Corp	4,237	114,568
Control4 Corp *	4,490	45,798
Costamare Inc (Greece)	5,828	32,637
Covenant Transportation Group Inc ‘A’ *	2,631	50,884
CTS Corp	6,982	156,397
Cubic Corp	5,569	267,034
Curtiss-Wright Corp	2,704	265,965
DHT Holdings Inc	20,912	86,576
Dorian LPG Ltd *	5,381	44,178
Ducommun Inc *	2,309	59,018
DXP Enterprises Inc *	3,332	115,754
Echo Global Logistics Inc *	885	22,169
Electro Scientific Industries Inc *	5,749	34,034
EMCOR Group Inc	11,092	784,870
Encore Wire Corp	4,516	195,769
EnerSys	6,784	529,830
ESCO Technologies Inc	5,666	320,979
Esterline Technologies Corp *	6,536	583,011
FARO Technologies Inc *	2,840	102,240
Federal Signal Corp	13,110	204,647
Franklin Electric Co Inc	586	22,795
FreightCar America Inc	2,690	40,162
Frontline Ltd (Norway)	14,602	103,820
GasLog Ltd (Monaco)	9,286	149,505
GATX Corp	9,038	556,560
Gencor Industries Inc *	1,618	25,403
Gener8 Maritime Inc *	8,689	38,927
General Cable Corp	895	17,050
Gibraltar Industries Inc *	2,517	104,833
Global Brass & Copper Holdings Inc	519	17,802
Golar LNG Ltd (NOTC) (Bermuda)	20,897	479,377
GoPro Inc ‘A’ *	22,809	198,666
Graham Corp	2,142	47,445
Granite Construction Inc	2,101	115,555
Greif Inc ‘A’	5,651	289,953
Greif Inc ‘B’	1,227	82,884
Griffon Corp	1,199	31,414
Handy & Harman Ltd *	650	16,608
Hardinge Inc	2,476	27,434
Harsco Corp	17,987	244,623
Haynes International Inc	2,769	119,039
Heritage-Crystal Clean Inc *	1,377	21,619
Hill International Inc *	4,679	20,354
Hornbeck Offshore Services Inc *	7,575	54,692
Hub Group Inc ‘A’ *	517	22,619
Hurco Cos Inc	1,377	45,579
Hyster-Yale Materials Handling Inc	1,446	92,211
II-VI Inc *	9,574	283,869
International Seaways Inc *	3,182	44,675
Joy Global Inc	21,680	607,040
Kadant Inc	1,956	119,707
Kaman Corp	5,460	267,158
KapStone Paper & Packaging Corp	17,717	390,660
Kennametal Inc	17,394	543,736
Kimball Electronics Inc *	6,109	111,184
KLX Inc *	11,622	524,268
Knight Transportation Inc	1,035	34,207
Knowles Corp *	19,710	329,354
Kratos Defense & Security Solutions Inc *	11,809	87,387
Lawson Products Inc *	305	7,259
Layne Christensen Co *	3,952	42,958
Lindsay Corp	287	21,413
Louisiana-Pacific Corp *	2,187	41,400
LSB Industries Inc *	4,677	39,380
LSI Industries Inc	4,500	43,830
Marten Transport Ltd	5,027	117,129
Matson Inc	5,328	188,558
Methode Electronics Inc	696	28,780

	Shares	Value
Milacron Holdings Corp *	496	$9,240
Moog Inc ‘A’ *	6,376	418,776
MSA Safety Inc	2,233	154,814
Mueller Industries Inc	3,672	146,733
MYR Group Inc *	3,400	128,112
National Presto Industries Inc	950	101,080
Navios Maritime Acquisition Corp	17,258	29,339
NL Industries Inc *	1,177	9,593
NN Inc	5,847	111,385
Nordic American Tankers Ltd	22,040	185,136
Novanta Inc *	5,252	110,292
NV5 Global Inc *	423	14,128
NVE Corp	585	41,787
Olympic Steel Inc	2,043	49,502
Orion Group Holdings Inc *	5,210	51,840
OSI Systems Inc *	3,851	293,138
Overseas Shipholding Group Inc ‘A’	9,548	36,569
PAM Transportation Services Inc *	517	13,432
Park Electrochemical Corp	4,289	79,990
Park-Ohio Holdings Corp	1,894	80,684
Plexus Corp *	7,337	396,491
Powell Industries Inc	1,923	74,997
Power Solutions International Inc *	353	2,648
Quanex Building Products Corp	6,966	141,410
Radiant Logistics Inc *	3,105	12,110
Raven Industries Inc	3,021	76,129
Rexnord Corp *	4,333	84,883
Roadrunner Transportation Systems Inc *	6,933	72,034
Rogers Corp *	2,585	198,554
Saia Inc *	5,602	247,328
Sanmina Corp *	16,190	593,363
Scorpio Bulkers Inc *	11,667	58,918
Scorpio Tankers Inc (Monaco)	35,651	161,499
Ship Finance International Ltd (Norway)	13,372	198,574
Sparton Corp *	1,944	46,364
SPX Corp *	8,899	211,084
SPX FLOW Inc *	7,913	253,691
Standex International Corp	657	57,717
Sun Hydraulics Corp	493	19,705
Tech Data Corp *	7,690	651,189
Teekay Corp (Bermuda)	9,976	80,107
Teekay Tankers Ltd ‘A’ (Bermuda)	26,290	59,415
Teledyne Technologies Inc *	5,457	671,211
Tennant Co	181	12,887
Tetra Tech Inc	10,689	461,230
The Gorman-Rupp Co	508	15,723
The Greenbrier Cos Inc	6,100	253,455
The Manitowoc Co Inc *	28,585	170,938
Tidewater Inc *	11,251	38,366
TimkenSteel Corp *	8,567	132,617
TopBuild Corp *	7,461	265,612
TRC Cos Inc *	4,493	47,626
Tredegar Corp	5,585	134,040
TriMas Corp *	9,876	232,086
Triumph Group Inc	10,756	285,034
TTM Technologies Inc *	16,218	221,051
Tutor Perini Corp *	6,921	193,788
UFP Technologies Inc *	1,350	34,358
Universal Forest Products Inc	567	57,936
Universal Logistics Holdings Inc	629	10,284
USA Truck Inc *	1,948	16,967
Vicor Corp *	345	5,210
Vishay Intertechnology Inc	29,940	485,028
Vishay Precision Group Inc *	2,655	50,180
VSE Corp	2,012	78,146
Watts Water Technologies Inc ‘A’	430	28,036
Werner Enterprises Inc	9,924	267,452
Willis Lease Finance Corp *	972	24,864
XPO Logistics Inc *	21,639	933,939

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-78

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
YRC Worldwide Inc *	5,594	$74,288
ZAGG Inc *	5,462	38,780

		26,863,469

Technology - 5.9%

Actua Corp *	7,869	110,166
Acxiom Corp *	8,985	240,798
Advanced Micro Devices Inc *	86,513	981,057
Agilysys Inc *	3,134	32,468
Alpha & Omega Semiconductor Ltd *	3,982	84,697
Ambarella Inc *	4,280	231,676
Amkor Technology Inc *	20,623	217,573
Apptio Inc ‘A’ *	276	5,114
Avid Technology Inc *	2,841	12,500
Axcelis Technologies Inc *	6,460	93,993
Bazaarvoice Inc *	18,228	88,406
Blackline Inc *	313	8,648
Bottomline Technologies de Inc *	1,374	34,377
Brooks Automation Inc	15,036	256,665
Cabot Microelectronics Corp	4,492	283,760
CACI International Inc ‘A’ *	5,404	671,717
Cavium Inc *	1,834	114,515
Cogint Inc *	3,396	11,716
Cohu Inc	5,911	82,163
Convergys Corp	10,000	245,600
Cotiviti Holdings Inc *	866	29,790
Coupa Software Inc *	328	8,203
Datalink Corp *	4,116	46,346
Diebold Nixdorf Inc	9,923	249,563
Digi International Inc *	5,755	79,131
Digimarc Corp *	193	5,790
Diodes Inc *	8,506	218,349
DMC Global Inc	2,850	45,173
DSP Group Inc *	4,665	60,878
Eastman Kodak Co *	713	11,052
EMCORE Corp	5,715	49,721
Engility Holdings Inc *	4,025	135,643
Entegris Inc *	11,465	205,223
Everbridge Inc *	307	5,664
Evolent Health Inc ‘A’ *	3,622	53,606
Exar Corp *	7,652	82,489
FormFactor Inc *	6,380	71,456
GigPeak Inc *	12,108	30,512
Glu Mobile Inc *	23,209	45,025
Immersion Corp *	4,260	45,284
Impinj Inc *	495	17,493
InnerWorkings Inc *	768	7,565
Insight Enterprises Inc *	8,179	330,759
Intersil Corp ‘A’	29,576	659,545
InvenSense Inc *	18,311	234,198
IXYS Corp	5,731	68,199
Kopin Corp *	13,723	38,973
ManTech International Corp ‘A’	5,421	229,037
Maxwell Technologies Inc *	6,898	35,318
Mentor Graphics Corp	23,694	874,072
Mercury Systems Inc *	8,015	242,213
MicroStrategy Inc ‘A’ *	1,010	199,374
MKS Instruments Inc	11,126	660,884
MTS Systems Corp	286	16,216
Nanometrics Inc *	1,041	26,087
NCI Inc ‘A’	1,369	19,098
NetScout Systems Inc *	19,771	622,786
Park City Group Inc *	109	1,384
PDF Solutions Inc *	615	13,868
pdvWireless Inc *	2,209	49,813
Photronics Inc *	14,659	165,647
Progress Software Corp	9,510	303,654
QAD Inc ‘A’	2,104	63,962
Rambus Inc *	17,753	244,459
Rosetta Stone Inc *	957	8,527
Rudolph Technologies Inc *	6,671	155,768

	Shares	Value
SecureWorks Corp ‘A’ *	922	$9,764
Sigma Designs Inc *	8,351	50,106
Silver Spring Networks Inc *	402	5,351
Stratasys Ltd *	5,791	95,783
Super Micro Computer Inc *	6,794	190,572
Sykes Enterprises Inc *	8,774	253,218
SYNNEX Corp	6,491	785,541
Tangoe Inc *	6,207	48,911
Tessera Holding Corp	3,764	166,369
The ExOne Co *	2,218	20,716
The KEYW Holding Corp *	7,901	93,153
Ultra Clean Holdings Inc *	6,965	67,561
Ultratech Inc *	4,452	106,759
Unisys Corp *	3,889	58,141
USA Technologies Inc *	1,496	6,433
Veeco Instruments Inc *	8,669	252,701
Verint Systems Inc *	13,711	483,313
Vocera Communications Inc *	1,963	36,296
Xcerra Corp *	11,688	89,296

		13,395,390

Utilities - 5.7%

ALLETE Inc	10,983	704,999
Ameresco Inc ‘A’ *	3,976	21,868
American States Water Co	2,775	126,429
Artesian Resources Corp ‘A’	1,611	51,455
Atlantic Power Corp *	26,523	66,308
Atlantica Yield PLC (Spain)	12,829	248,241
Avista Corp	14,002	559,940
Black Hills Corp	11,433	701,300
California Water Service Group	4,416	149,702
Chesapeake Utilities Corp	2,892	193,619
Connecticut Water Service Inc	1,854	103,546
Consolidated Water Co Ltd (Cayman)	3,043	33,017
Delta Natural Gas Co Inc	1,304	38,246
Dynegy Inc *	26,253	222,100
El Paso Electric Co	8,949	416,128
EnerNOC Inc *	801	4,806
Genie Energy Ltd ‘B’ *	2,903	16,692
IDACORP Inc	11,181	900,630
MGE Energy Inc	4,172	272,432
Middlesex Water Co	523	22,458
New Jersey Resources Corp	17,541	622,705
Northwest Natural Gas Co	6,001	358,860
NorthWestern Corp	10,761	611,978
NRG Yield Inc ‘A’	8,158	125,307
NRG Yield Inc ‘C’	13,622	215,228
ONE Gas Inc	11,517	736,627
Ormat Technologies Inc	4,694	251,692
Otter Tail Corp	8,395	342,516
PNM Resources Inc	17,669	606,047
Portland General Electric Co	19,829	859,191
SJW Group	3,615	202,368
South Jersey Industries Inc	17,698	596,246
Southwest Gas Corp	9,337	715,401
Spire Inc	9,962	643,047
The Empire District Electric Co	9,874	336,605
The York Water Co	295	11,269
Unitil Corp	3,077	139,511
WGL Holdings Inc	10,598	808,415

		13,036,929

Total Common Stocks (Cost $179,238,054)		219,373,914

EXCHANGE-TRADED FUND - 3.0%

iShares Russell 2000 Value	57,745	6,868,190

Total Exchange-Traded Fund (Cost $6,110,954)		6,868,190

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-79

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.8%

Repurchase Agreement - 0.8%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $1,832,692; collateralized by U.S. Treasury Notes: 2.250% due 11/15/24 and value $1,872,092)	$1,832,685	$1,832,685

Total Short-Term Investment (Cost $1,832,685)		1,832,685

TOTAL INVESTMENTS - 100.2% (Cost $187,181,693)		228,090,778

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(467,485)

NET ASSETS - 100.0%		$227,623,293

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	41.0%
Industrial	11.8%
Consumer, Non-Cyclical	9.5%
Consumer, Cyclical	8.6%
Technology	5.9%
Utilities	5.7%
Energy	5.5%
Communications	4.4%
Basic Materials	4.0%
Exchange-Traded Fund	3.0%
Others (each less than 3.0%)	0.8%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Investments with a total aggregate value of $15,989 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index (03/17)	29	($34,908)

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$15,989	$-	$-	$15,989
	Common Stocks	219,373,914	219,373,914	-	-
	Exchange-Traded Fund	6,868,190	6,868,190	-	-
	Short-Term Investment	1,832,685	-	1,832,685	-

	Total Assets	228,090,778	226,242,104	1,832,685	15,989

Liabilities	Derivatives:
	Equity Contracts
	Futures	(34,908)	(34,908)	-	-

	Total Liabilities	(34,908)	(34,908)	-	-

	Total	$228,055,870	$226,207,196	$1,832,685	$15,989

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-80

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
PREFERRED STOCKS - 3.4%

Brazil - 3.0%

Banco Bradesco SA *	77,717	$691,113
Braskem SA ADR	5,100	108,171
Centrais Eletricas Brasileiras SA ‘B’ *	7,500	59,562
Cia Brasileira de Distribuicao	6,144	103,170
Cia Brasileira de Distribuicao ADR	874	14,465
Cia Energetica de Minas Gerais	29,861	70,532
Gerdau SA	30,161	99,432
Itau Unibanco Holding SA	120,564	1,250,480
Itau Unibanco Holding SA ADR	6,020	61,886
Lojas Americanas SA	33,433	174,178
Petroleo Brasileiro SA *	118,682	539,613
Suzano Papel e Celulose SA ‘A’	25,893	113,053
Telefonica Brasil SA	10,600	143,241
Usinas Siderurgicas de Minas Gerais SA ‘A’ *	1,005	1,254
Vale SA	60,149	428,795

		3,858,945

Chile - 0.1%

Embotelladora Andina SA ‘B’	4,987	18,548
Sociedad Quimica y Minera de Chile SA ‘B’	2,521	71,848

		90,396

Colombia - 0.3%

Banco Davivienda SA	6,297	62,928
Bancolombia SA ADR	3,521	129,150
Grupo Argos SA	3,555	21,482
Grupo Aval Acciones y Valores SA	108,725	44,004
Grupo de Inversiones Suramericana SA	2,967	36,569

		294,133

Total Preferred Stocks (Cost $4,185,927)		4,243,474

COMMON STOCKS - 96.4%

Brazil - 5.4%

AES Tiete Energia SA	4,334	18,634
Ambev SA	140,040	704,351
Ambev SA ADR	57,004	279,890
Banco Bradesco SA *	31,288	279,374
Banco do Brasil SA	26,267	226,149
Banco Santander Brasil SA	10,800	97,784
BB Seguridade Participacoes SA	25,409	220,528
BM&FBovespa SA	68,347	345,798
BRF SA	26,886	397,874
BRF SA ADR	4,948	73,032
CCR SA	45,272	221,382
Centrais Eletricas Brasileiras SA *	12,500	87,465
CETIP SA - Mercados Organizados	7,800	106,785
Cia de Saneamento Basico do Estado de Sao Paulo	6,700	59,135
Cia de Saneamento Basico do Estado de Sao Paulo ADR	10,126	87,894
Cia Siderurgica Nacional SA *	30,107	99,517
Cia Siderurgica Nacional SA ADR *	8,700	28,101
Cielo SA	45,062	385,325
Cosan SA Industria e Comercio	4,176	48,845
CPFL Energia SA	5,500	42,549
CPFL Energia SA ADR	1,920	29,568
Embraer SA ADR	890	17,132
Engie Brasil Energia SA	7,400	79,403
Equatorial Energia SA	3,600	60,063
Fibria Celulose SA	5,500	53,921
Fibria Celulose SA ADR	8,890	85,433
Gerdau SA	1,800	4,354

	Shares	Value
Hypermarcas SA	9,156	$73,323
Itau Unibanco Holding SA	11,346	104,421
JBS SA	50,872	177,905
Klabin SA	15,482	84,291
Kroton Educacional SA	36,698	149,876
Lojas Americanas SA	8,643	33,046
Lojas Renner SA	34,895	247,834
M Dias Branco SA	1,400	49,435
Natura Cosmeticos SA	8,421	59,486
Odontoprev SA	7,400	28,609
Petroleo Brasileiro SA *	87,807	455,130
Porto Seguro SA	4,100	33,844
Qualicorp SA	7,800	46,054
Raia Drogasil SA	10,700	200,994
Telefonica Brasil SA ADR	2,089	27,951
TIM Participacoes SA	51,700	124,225
TOTVS SA	5,028	37,061
Ultrapar Participacoes SA	13,647	286,531
Ultrapar Participacoes SA ADR	2,899	60,125
Vale SA	38,800	304,503
WEG SA	27,595	131,148

		6,856,078

Chile - 1.3%

AES Gener SA	91,534	32,690
Aguas Andinas SA ‘A’	94,304	49,100
Banco de Chile	346,893	40,656
Banco de Chile ADR	731	51,499
Banco de Credito e Inversiones	748	37,851
Banco Santander Chile	450,617	25,058
Banco Santander Chile ADR	4,061	88,814
Cencosud SA	24,437	68,587
Cia Cervecerias Unidas SA	1,697	17,723
Cia Cervecerias Unidas SA ADR	2,000	41,960
Colbun SA	330,373	65,000
Empresa Nacional de Telecomunicaciones SA *	8,964	95,113
Empresas CMPC SA	62,043	126,847
Empresas COPEC SA	9,962	95,462
Enel Americas SA ADR	19,890	163,296
Enel Chile SA ADR	15,621	71,076
Enel Generacion Chile SA	31,355	20,688
Enel Generacion Chile SA ADR	3,841	74,669
Engie Energia Chile SA	6,662	10,543
Inversiones Aguas Metropolitanas SA	15,078	21,748
Itau CorpBanca	8,315,556	69,713
Latam Airlines Group SA *	12,460	104,983
Latam Airlines Group SA ADR *	10,513	85,996
SACI Falabella	20,932	165,617
Sigdo Koppers SA	8,610	10,798
Sociedad Quimica y Minera de Chile SA ADR	2,432	69,677
SONDA SA	17,471	31,019

		1,736,183

China - 14.9%

AAC Technologies Holdings Inc	18,000	162,932
Agricultural Bank of China Ltd ‘H’	451,000	184,061
Air China Ltd ‘H’	58,000	36,844
Alibaba Group Holding Ltd ADR *	1,999	175,532
Aluminum Corp of China Ltd ‘H’ *	80,000	32,767
Angang Steel Co Ltd ‘H’ *	34,000	20,082
Anhui Conch Cement Co Ltd ‘H’	24,000	64,949
ANTA Sports Products Ltd	21,000	62,408
AviChina Industry & Technology Co Ltd ‘H’	66,000	45,274
BAIC Motor Corp Ltd ‘H’ ~	11,000	9,762
Baidu Inc ADR *	1,150	189,072
Bank of China Ltd ‘H’	1,477,400	651,424
Bank of Communications Co Ltd ‘H’	128,925	92,722
BBMG Corp ‘H’	73,000	25,083

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-81

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Beijing Capital International Airport Co Ltd ‘H’	48,000	$48,385
Beijing Enterprises Holdings Ltd	14,500	68,252
Beijing Enterprises Water Group Ltd *	78,000	51,625
Belle International Holdings Ltd	182,000	101,951
Brilliance China Automotive Holdings Ltd	72,000	98,822
BYD Co Ltd ‘H’	16,000	83,869
CGN Power Co Ltd ‘H’ ~	171,000	46,734
China CITIC Bank Corp Ltd ‘H’	194,000	122,760
China Coal Energy Co Ltd ‘H’ *	58,000	27,366
China Communications Construction Co Ltd ‘H’	85,000	97,148
China Communications Services Corp Ltd ‘H’	74,000	47,018
China Conch Venture Holdings Ltd	25,500	45,287
China Construction Bank Corp ‘H’	1,968,340	1,507,413
China Eastern Airlines Corp Ltd ‘H’	50,000	22,816
China Everbright Bank Co Ltd ‘H’	78,000	35,388
China Everbright International Ltd	63,000	71,060
China Evergrande Group	197,000	122,103
China Galaxy Securities Co Ltd ‘H’	93,000	83,368
China Hongqiao Group Ltd	61,500	53,993
China Huishan Dairy Holdings Co Ltd	88,000	34,130
China International Marine Containers Group Co Ltd ‘H’	10,400	14,966
China Jinmao Holdings Group Ltd	52,000	13,964
China Life Insurance Co Ltd ‘H’	101,000	261,080
China Longyuan Power Group Corp Ltd ‘H’	83,000	64,495
China Machinery Engineering Corp ‘H’	22,000	13,914
China Medical System Holdings Ltd	15,000	23,682
China Mengniu Dairy Co Ltd	55,000	105,460
China Merchants Bank Co Ltd ‘H’	94,300	219,921
China Merchants Port Holdings Co Ltd	22,528	55,658
China Minsheng Banking Corp Ltd ‘H’	136,500	145,245
China Mobile Ltd	43,000	453,356
China Mobile Ltd ADR	18,350	962,091
China National Building Material Co Ltd ‘H’	112,000	54,240
China Oilfield Services Ltd ‘H’	60,000	55,378
China Overseas Land & Investment Ltd	66,000	173,656
China Pacific Insurance Group Co Ltd ‘H’	36,400	126,009
China Petroleum & Chemical Corp ‘H’	556,400	391,854
China Power International Development Ltd	100,000	36,108
China Railway Construction Corp Ltd ‘H’	73,500	94,186
China Railway Group Ltd ‘H’	87,000	71,093
China Resources Beer Holdings Co Ltd *	37,333	73,964
China Resources Gas Group Ltd	18,000	50,428
China Resources Land Ltd	72,444	162,106
China Resources Power Holdings Co Ltd	36,000	56,941
China Shenhua Energy Co Ltd ‘H’	53,000	99,068
China Southern Airlines Co Ltd ‘H’	90,000	46,569
China State Construction International Holdings Ltd	42,000	62,584
China Taiping Insurance Holdings Co Ltd *	39,234	80,434
China Telecom Corp Ltd ‘H’	152,000	69,724
China Telecom Corp Ltd ADR	1,644	75,838
China Unicom Hong Kong Ltd	216,000	249,989
China Unicom Hong Kong Ltd ADR	5,313	61,365
China Vanke Co Ltd ‘H’	40,900	92,976
Chongqing Rural Commercial Bank Co Ltd ‘H’	94,000	54,988
CITIC Ltd	145,000	206,502
CITIC Securities Co Ltd ‘H’	44,000	88,911
CNOOC Ltd	36,000	44,738
CNOOC Ltd ADR	3,621	448,859
COSCO SHIPPING Development Co Ltd ‘H’ *	112,000	22,994
COSCO SHIPPING Energy Transportation Co Ltd ‘H’	42,000	23,362
COSCO SHIPPING Ports Ltd	51,511	51,620
Country Garden Holdings Co Ltd	203,580	113,473

	Shares	Value
CRRC Corp Ltd ‘H’	83,000	$74,130
CSPC Pharmaceutical Group Ltd	114,000	121,385
Ctrip.com International Ltd ADR *	2,059	82,360
Datang International Power Generation Co Ltd ‘H’	64,000	16,692
Dongfeng Motor Group Co Ltd ‘H’	76,000	73,831
ENN Energy Holdings Ltd	22,000	90,139
Far East Horizon Ltd	44,000	37,577
Fosun International Ltd	55,792	78,648
Fuyao Glass Industry Group Co Ltd ~	14,800	45,713
Geely Automobile Holdings Ltd	145,000	137,816
GF Securities Co Ltd ‘H’	24,800	51,462
Great Wall Motor Co Ltd ‘H’	107,500	99,720
Guangdong Investment Ltd	62,000	81,646
Guangshen Railway Co Ltd ‘H’	24,000	14,444
Guangzhou Automobile Group Co Ltd ‘H’	32,000	38,566
Guangzhou R&F Properties Co Ltd ‘H’	56,800	68,396
Haitong Securities Co Ltd ‘H’	73,200	124,710
Hanergy Thin Film Power Group Ltd * +	122,000	605
Hengan International Group Co Ltd	17,500	128,173
Huadian Power International Corp Ltd ‘H’	64,000	28,882
Huaneng Power International Inc ‘H’	116,000	76,569
Huaneng Renewables Corp Ltd ‘H’	154,000	49,786
Huatai Securities Co Ltd ‘H’ ~	35,200	66,739
Huishang Bank Corp Ltd ‘H’	40,000	20,348
Industrial & Commercial Bank of China Ltd ‘H’	1,678,045	1,000,504
JD.com Inc ADR *	5,947	151,292
Jiangsu Expressway Co Ltd ‘H’	46,000	57,996
Jiangxi Copper Co Ltd ‘H’	44,000	61,073
Kunlun Energy Co Ltd	158,000	117,717
Lenovo Group Ltd	252,000	151,907
Longfor Properties Co Ltd	53,500	67,669
Metallurgical Corp of China Ltd ‘H’	69,000	26,753
Minth Group Ltd	22,000	68,309
NetEase Inc ADR	399	85,921
New China Life Insurance Co Ltd ‘H’	10,000	45,536
New Oriental Education & Technology Group Inc ADR *	991	41,721
PetroChina Co Ltd ‘H’	352,000	261,423
PICC Property & Casualty Co Ltd ‘H’	174,894	270,504
Ping An Insurance Group Co of China Ltd ‘H’	125,000	621,010
Qinqin Foodstuffs Group Cayman Co Ltd *	3,500	1,188
Semiconductor Manufacturing International Corp *	71,800	112,249
Shandong Weigao Group Medical Polymer Co Ltd ‘H’	32,000	21,312
Shanghai Electric Group Co Ltd ‘H’ *	46,000	20,497
Shanghai Fosun Pharmaceutical Group Co Ltd ‘H’	4,000	12,209
Shanghai Pharmaceuticals Holding Co Ltd ‘H’	13,800	31,496
Shengjing Bank Co Ltd ‘H’ ~	5,500	5,588
Shenzhen International Holdings Ltd	15,500	22,523
Shenzhen Investment Ltd	60,000	23,970
Shenzhou International Group Holdings Ltd	10,000	63,047
Sihuan Pharmaceutical Holdings Group Ltd	72,000	19,993
Sinopec Engineering Group Co Ltd ‘H’	22,500	18,738
Sinopec Oilfield Service Corp ‘H’ *	50,000	9,685
Sinopec Shanghai Petrochemical Co Ltd ‘H’	56,000	30,226
Sinopharm Group Co Ltd ‘H’	42,400	173,770
SOHO China Ltd	38,000	18,653
Sunny Optical Technology Group Co Ltd	12,000	52,308
Tencent Holdings Ltd	124,600	3,021,190
The People’s Insurance Co Group of China Ltd ‘H’	257,000	100,764
Tingyi Cayman Islands Holding Corp	68,000	82,438
TravelSky Technology Ltd ‘H’	22,000	46,107
Tsingtao Brewery Co Ltd ‘H’	6,000	22,601

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-82

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Want Want China Holdings Ltd	131,000	$83,663
Weichai Power Co Ltd ‘H’	40,400	61,955
Xinjiang Goldwind Science & Technology Co Ltd ‘H’	9,000	15,118
Yanzhou Coal Mining Co Ltd ‘H’	56,000	37,968
Zhejiang Expressway Co Ltd ‘H’	50,000	47,600
Zhuzhou CRRC Times Electric Co Ltd	13,500	68,176
Zijin Mining Group Co Ltd ‘H’	112,000	35,716
Zoomlion Heavy Industry Science & Technology Co Ltd ‘H’	36,800	16,104
ZTE Corp ‘H’	11,600	20,077

		19,030,790

Colombia - 0.5%

Almacenes Exito SA	8,809	43,722
Banco de Bogota SA	1,231	24,686
Bancolombia SA	10,505	88,253
Cementos Argos SA (BOG)	14,128	55,816
Cemex Latam Holdings SA *	2,662	10,020
Corp Financiera Colombiana SA	1,990	24,580
Ecopetrol SA *	69,336	31,873
Ecopetrol SA ADR *	6,782	61,377
Empresa de Energia de Bogota SA ESP	42,482	25,437
Grupo Argos SA	11,118	71,404
Grupo de Inversiones Suramericana SA	7,295	92,828
Grupo Nutresa SA	2,634	21,848
Interconexion Electrica SA ESP	22,633	75,242

		627,086

Cyprus - 0.0%

Globaltrans Investment PLC GDR ~	371	2,342

Czech Republic - 0.2%

CEZ AS	9,488	158,807
Komercni banka AS	2,300	79,259
O2 Czech Republic AS	1,304	13,197
Unipetrol AS	1,776	12,716

		263,979

Egypt - 0.1%

Commercial International Bank Egypt SAE GDR ~	48,112	175,609
Global Telecom Holding SAE GDR *	16,470	30,613

		206,222

Greece - 0.3%

Alpha Bank AE *	1,371	2,737
FF Group *	1,448	29,284
Hellenic Petroleum SA *	3,272	15,211
Hellenic Telecommunications Organization SA	8,164	76,671
JUMBO SA	3,234	51,242
Motor Oil Hellas Corinth Refineries SA	181	2,495
Mytilineos Holdings SA *	3,748	24,232
National Bank of Greece SA *	4,232	1,104
OPAP SA	9,355	82,682
Piraeus Bank SA *	635	139
Public Power Corp SA *	4,036	12,279
Titan Cement Co SA	1,910	44,773

		342,849

Hong Kong - 0.4%

Alibaba Pictures Group Ltd *	180,000	29,149
China Gas Holdings Ltd	48,000	65,002
China Overseas Property Holdings Ltd	38,666	6,602
China Resources Cement Holdings Ltd	50,000	19,333
Fullshare Holdings Ltd	72,500	33,780
GCL-Poly Energy Holdings Ltd *	286,000	34,164
Haier Electronics Group Co Ltd	38,000	59,613

	Shares	Value
Lee & Man Paper Manufacturing Ltd	30,000	$23,133
Nine Dragons Paper Holdings Ltd	17,000	15,351
Shimao Property Holdings Ltd	92,426	120,283
Sino Biopharmaceutical Ltd	114,000	79,940
Sun Art Retail Group Ltd	99,500	87,252

		573,602

Hungary - 0.5%

Magyar Telekom Telecommunications PLC	23,891	40,475
MOL Hungarian Oil & Gas PLC	3,425	240,163
OTP Bank PLC	7,955	227,150
Richter Gedeon Nyrt	4,519	95,452

		603,240

India - 11.8%

3M India Ltd *	61	9,994
ABB India Ltd	264	4,059
ACC Ltd	2,300	45,037
Adani Enterprises Ltd	9,742	10,948
Adani Ports & Special Economic Zone Ltd	43,557	171,779
Adani Power Ltd *	28,871	12,737
Adani Transmission Ltd *	9,742	8,102
Aditya Birla Fashion & Retail Ltd *	12,205	24,775
Aditya Birla Nuvo Ltd	1,953	36,764
Amara Raja Batteries Ltd	2,057	26,329
Ambuja Cements Ltd	16,123	48,879
Ashok Leyland Ltd	56,797	66,823
Asian Paints Ltd	15,248	200,015
Aurobindo Pharma Ltd	16,098	158,364
Axis Bank Ltd	53,644	353,993
Bajaj Auto Ltd	4,412	170,826
Bajaj Finance Ltd	6,285	77,746
Bajaj Finserv Ltd	3,334	141,859
Bajaj Holdings & Investment Ltd	1,540	41,122
Bank of Baroda *	23,285	52,390
Berger Paints India Ltd	6,790	21,006
Bharat Electronics Ltd	2,321	46,915
Bharat Forge Ltd	6,522	86,913
Bharat Heavy Electricals Ltd	34,275	60,962
Bharat Petroleum Corp Ltd	6,990	65,297
Bharti Airtel Ltd	53,691	241,271
Bharti Infratel Ltd	6,287	31,772
Blue Dart Express Ltd	164	10,574
Bosch Ltd	174	53,865
Britannia Industries Ltd	431	18,295
Cadila Healthcare Ltd	9,220	48,321
Cairn India Ltd	17,997	63,929
Canara Bank *	3,000	11,554
Castrol India Ltd	5,177	29,004
Cipla Ltd	14,351	120,064
Colgate-Palmolive India Ltd	2,824	37,589
Container Corp of India Ltd	2,095	34,191
CRISIL Ltd	512	16,619
Cummins India Ltd	2,832	34,113
Dabur India Ltd	18,862	77,222
Divi’s Laboratories Ltd	4,904	56,490
DLF Ltd	19,173	31,379
Dr Reddy’s Laboratories Ltd	3,233	145,948
Dr Reddy’s Laboratories Ltd ADR	1,737	78,651
Eicher Motors Ltd	469	150,178
Emami Ltd	2,555	35,766
GAIL India Ltd	14,230	91,842
GAIL India Ltd GDR ~	280	10,710
GlaxoSmithKline Consumer Healthcare Ltd	576	42,413
GlaxoSmithKline Pharmaceuticals Ltd	313	12,589
Glenmark Pharmaceuticals Ltd	6,946	90,729
Godrej Consumer Products Ltd	5,182	115,083
Havells India Ltd	13,558	68,253
HCL Technologies Ltd	29,373	357,659
HDFC Bank Ltd	34,344	608,922

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-83

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Hero MotoCorp Ltd	2,851	$127,637
Hindalco Industries Ltd	42,940	97,185
Hindustan Petroleum Corp Ltd	7,182	46,574
Hindustan Unilever Ltd	32,504	395,133
Housing Development Finance Corp Ltd	45,298	840,092
ICICI Bank Ltd	82,555	309,093
ICICI Bank Ltd ADR	4,159	31,151
IDBI Bank Ltd *	13,230	13,478
Idea Cellular Ltd	89,649	97,749
IDFC Bank Ltd	16,783	14,782
IDFC Ltd *	16,783	13,228
Indiabulls Housing Finance Ltd	19,168	182,813
Indian Oil Corp Ltd	48,670	232,673
IndusInd Bank Ltd	10,008	162,924
Infosys Ltd	62,098	921,692
Infosys Ltd ADR	13,064	193,739
ITC Ltd	140,820	500,196
JSW Energy Ltd	26,629	23,795
JSW Steel Ltd	6,113	146,102
Kotak Mahindra Bank Ltd	17,155	181,525
Larsen & Toubro Ltd	9,493	188,062
LIC Housing Finance Ltd	18,424	151,367
Lupin Ltd	9,856	215,392
Mahindra & Mahindra Financial Services Ltd	7,395	29,359
Mahindra & Mahindra Ltd	13,135	228,748
Marico Ltd	12,190	46,710
Maruti Suzuki India Ltd	4,375	341,840
Max Financial Services Ltd	1,660	13,370
Max India Ltd *	1,660	3,420
Max Ventures & Industries Ltd *	332	302
Motherson Sumi Systems Ltd	12,865	61,708
MRF Ltd	89	64,036
Nestle India Ltd	1,075	95,366
NHPC Ltd	64,839	25,224
NTPC Ltd	44,641	108,176
Oil & Natural Gas Corp Ltd	30,038	84,437
Oil India Ltd	4,590	30,535
Oracle Financial Services Software Ltd	841	38,726
Page Industries Ltd	208	41,772
Petronet LNG Ltd	9,572	51,720
Pidilite Industries Ltd	3,936	34,138
Piramal Enterprises Ltd	592	14,150
Power Finance Corp Ltd	61,881	110,780
Power Grid Corp of India Ltd	50,331	135,801
Procter & Gamble Hygiene & Health Care Ltd	285	29,747
Punjab National Bank *	2,931	4,950
Reliance Industries Ltd	37,899	602,851
Reliance Infrastructure Ltd	4,091	28,052
Reliance Power Ltd *	15,483	9,365
Rural Electrification Corp Ltd (XNSE)	37,546	68,846
Shree Cement Ltd	304	65,822
Shriram Transport Finance Co Ltd	1,556	19,520
Siemens Ltd	805	13,160
State Bank of India	45,363	166,364
Sun Pharmaceutical Industries Ltd	28,875	267,345
Sun TV Network Ltd	2,254	16,300
Tata Consultancy Services Ltd	21,054	732,383
Tata Global Beverages Ltd	2,671	4,789
Tata Motors Ltd	30,172	209,086
Tata Motors Ltd ADR	3,376	116,101
Tata Power Co Ltd	60,630	67,662
Tata Steel Ltd	11,862	68,017
Tech Mahindra Ltd	18,208	130,833
Titan Co Ltd	6,677	32,081
Torrent Pharmaceuticals Ltd	2,397	46,415
TVS Motor Co Ltd	2,603	13,784
UltraTech Cement Ltd	1,600	76,433
United Breweries Ltd	2,860	32,796
United Spirits Ltd *	1,444	41,275

	Shares	Value
UPL Ltd	20,744	$197,214
Vedanta Ltd	71,582	225,769
Vedanta Ltd ADR	3,338	41,458
Wipro Ltd	21,430	149,610
Yes Bank Ltd	8,552	145,070
Zee Entertainment Enterprises Ltd	16,197	107,811

		15,046,238

Indonesia - 3.2%

P.T. Adaro Energy Tbk	404,800	50,539
P.T. Alam Sutera Realty Tbk *	344,500	8,971
P.T. Astra Agro Lestari Tbk	36,100	44,885
P.T. Astra International Tbk	641,300	392,136
P.T. Bank Central Asia Tbk	388,200	445,389
P.T. Bank CIMB Niaga Tbk *	15,911	998
P.T. Bank Danamon Indonesia Tbk	137,000	37,682
P.T. Bank Mandiri Persero Tbk	318,529	272,624
P.T. Bank Negara Indonesia Persero Tbk	322,500	131,664
P.T. Bank Pan Indonesia Tbk *	133,300	7,398
P.T. Bank Rakyat Indonesia Persero Tbk	412,900	356,628
P.T. Bank Tabungan Pensiunan Nasional Tbk *	16,500	3,233
P.T. Bumi Serpong Damai Tbk	255,000	33,058
P.T. Charoen Pokphand Indonesia Tbk	220,700	50,447
P.T. Ciputra Development Tbk	821,579	81,122
P.T. Global Mediacom Tbk	344,000	15,652
P.T. Gudang Garam Tbk	16,200	76,677
P.T. Indo Tambangraya Megah Tbk	28,700	35,795
P.T. Indocement Tunggal Prakarsa Tbk	61,900	70,513
P.T. Indofood CBP Sukses Makmur Tbk	96,000	60,935
P.T. Indofood Sukses Makmur Tbk	303,800	177,931
P.T. Indosat Tbk *	30,500	14,602
P.T. Jasa Marga Persero Tbk	103,744	33,169
P.T. Kalbe Farma Tbk	831,800	93,217
P.T. Lippo Karawaci Tbk	665,900	35,437
P.T. Matahari Department Store Tbk	106,000	118,650
P.T. Matahari Putra Prima Tbk	21,100	2,312
P.T. Mayora Indah Tbk	296,775	36,236
P.T. Media Nusantara Citra Tbk	211,800	27,477
P.T. MNC Investama Tbk *	545,500	5,466
P.T. Pembangunan Perumahan Persero Tbk	25,734	7,263
P.T. Perusahaan Gas Negara Persero Tbk	400,600	79,917
P.T. Perusahaan Perkebunan London Sumatra Indonesia Tbk	110,700	14,251
P.T. Semen Indonesia Persero Tbk	152,400	103,410
P.T. Summarecon Agung Tbk	187,400	18,313
P.T. Surya Citra Media Tbk	211,400	43,721
P.T. Telekomunikasi Indonesia Persero Tbk	572,300	168,366
P.T. Telekomunikasi Indonesia Persero Tbk ADR	10,960	319,594
P.T. Tower Bersama Infrastructure Tbk	63,000	23,287
P.T. Unilever Indonesia Tbk	65,200	187,490
P.T. United Tractors Tbk	178,796	281,299
P.T. Vale Indonesia Tbk *	75,500	15,656
P.T. Waskita Karya Persero Tbk	106,000	19,988
P.T. XL Axiata Tbk *	205,000	35,068

		4,038,466

Malaysia - 3.6%

Aeon Co M Bhd	28,400	16,270
AirAsia Bhd	76,100	38,847
Alliance Financial Group Bhd	47,300	39,223
AMMB Holdings Bhd	153,600	147,340
Astro Malaysia Holdings Bhd	60,500	35,065
Axiata Group Bhd	100,105	105,172
Batu Kawan Bhd	4,200	17,227
Berjaya Sports Toto Bhd	43,798	28,899
BIMB Holdings Bhd	32,700	30,761
Boustead Holdings Bhd	6,468	3,850

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-84

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
British American Tobacco Malaysia Bhd	4,700	$46,728
Bumi Armada Bhd *	114,550	15,410
Bursa Malaysia Bhd	6,300	12,429
Cahya Mata Sarawak Bhd	15,700	13,999
Carlsberg Brewery Malaysia Bhd ‘B’	9,600	29,789
CIMB Group Holdings Bhd	103,495	103,782
Dialog Group Bhd	82,252	28,216
DiGi.Com Bhd	138,700	149,336
DRB-Hicom Bhd	28,100	7,183
Felda Global Ventures Holdings Bhd	82,200	28,347
Gamuda Bhd	52,800	56,169
Genting Bhd	170,500	303,614
Genting Malaysia Bhd	92,200	93,992
Genting Plantations Bhd	8,800	21,135
HAP Seng Consolidated Bhd	26,700	52,660
Hartalega Holdings Bhd	44,800	48,235
Heineken Malaysia Bhd	2,300	8,398
Hong Leong Bank Bhd	21,172	63,568
Hong Leong Financial Group Bhd	22,236	70,435
IHH Healthcare Bhd	55,300	78,278
IJM Corp Bhd	128,900	91,884
IOI Corp Bhd	127,546	124,759
IOI Properties Group Bhd	87,125	40,785
Kuala Lumpur Kepong Bhd	10,400	55,550
Lafarge Malaysia Bhd	16,800	26,898
Malayan Banking Bhd	147,222	268,776
Malaysia Airports Holdings Bhd	29,600	39,986
Maxis Bhd	83,700	111,395
MISC Bhd	69,160	113,314
MMC Corp Bhd	37,500	19,477
Petronas Chemicals Group Bhd	109,300	170,066
Petronas Dagangan Bhd	10,900	57,702
Petronas Gas Bhd	21,000	99,516
PPB Group Bhd	22,000	77,780
Press Metal Bhd	79,520	28,136
Public Bank Bhd	105,270	462,756
QL Resources Bhd	28,600	27,797
RHB Bank Bhd	45,362	47,563
SapuraKencana Petroleum Bhd *	338,300	121,571
Sime Darby Bhd	91,587	165,217
SP Setia Bhd Group	13,900	9,715
Sunway Bhd	31,700	21,374
Telekom Malaysia Bhd	30,692	40,708
Tenaga Nasional Bhd	112,100	347,083
Top Glove Corp Bhd	28,300	33,751
UEM Sunrise Bhd	41,900	9,771
UMW Holdings Bhd	23,300	23,736
Westports Holdings Bhd	60,500	57,861
YTL Corp Bhd	473,508	163,606
YTL Power International Bhd	57,750	19,181

		4,572,071

Mexico - 4.8%

Alfa SAB de CV ‘A’	228,977	283,879
Alpek SAB de CV	38,739	46,289
America Movil SAB de CV ‘L’	1,074,116	675,155
America Movil SAB de CV ‘L’ ADR	5,660	71,146
Arca Continental SAB de CV	25,595	133,435
Cemex SAB de CV *	688,319	549,204
Coca-Cola Femsa SAB de CV ‘L’	11,720	74,273
El Puerto de Liverpool SAB de CV ‘C1’	5,511	39,758
Fomento Economico Mexicano SAB de CV	35,085	266,857
Fomento Economico Mexicano SAB de CV ADR	2,202	167,814
Gruma SAB de CV ‘B’	14,549	184,655
Grupo Aeroportuario del Pacifico SAB de CV ‘B’	3,400	27,961
Grupo Aeroportuario del Pacifico SAB de CV ADR	1,261	104,058

	Shares	Value
Grupo Aeroportuario del Sureste SAB de CV ‘B’	3,953	$56,954
Grupo Aeroportuario del Sureste SAB de CV ADR	626	90,075
Grupo Bimbo SAB de CV ‘A’	80,402	182,333
Grupo Carso SAB de CV ‘A1’	19,967	80,553
Grupo Elektra SAB de CV	3,664	46,555
Grupo Financiero Banorte SAB de CV ‘O’	78,634	388,056
Grupo Financiero Inbursa SAB de CV ‘O’	93,465	141,440
Grupo Financiero Santander Mexico SAB de CV ‘B’	125,652	180,813
Grupo Lala SAB de CV	28,003	40,810
Grupo Mexico SAB de CV ‘B’	189,767	516,581
Grupo Sanborns SAB de CV	6,971	7,294
Grupo Televisa SAB	136,880	571,300
Grupo Televisa SAB ADR	4,494	93,880
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV *	20,585	27,606
Industrias Penoles SAB de CV	7,402	137,852
Infraestructura Energetica Nova SAB de CV	8,572	37,353
Kimberly-Clark de Mexico SAB de CV ‘A’	71,000	127,891
La Comer SAB de CV *	28,445	21,475
Megacable Holdings SAB de CV	17,211	57,628
Mexichem SAB de CV	57,642	130,969
OHL Mexico SAB de CV	19,300	18,984
Organizacion Soriana SAB de CV ‘B’ *	20,543	44,575
Promotora y Operadora de Infraestructura SAB de CV	9,226	76,987
Telesites SAB de CV *	59,366	32,189
Wal-Mart de Mexico SAB de CV	192,480	344,019

		6,078,656

Netherlands - 0.1%

VimpelCom Ltd ADR	22,832	87,903

Peru - 0.4%

Cia de Minas Buenaventura SAA ADR	4,718	53,219
Credicorp Ltd	2,650	418,329
Grana y Montero SAA ADR	1,724	12,327

		483,875

Philippines - 1.7%

Aboitiz Equity Ventures Inc	40,730	58,015
Aboitiz Power Corp	50,900	42,616
Alliance Global Group Inc	156,400	40,180
Ayala Corp	5,360	78,693
Ayala Land Inc	251,400	161,524
Bank of the Philippine Islands	18,587	33,201
BDO Unibank Inc	55,183	124,352
DMCI Holdings Inc	364,150	96,971
Emperador Inc	61,300	8,632
Energy Development Corp	583,200	60,353
First Gen Corp	55,200	24,420
Globe Telecom Inc	1,415	42,910
GT Capital Holdings Inc	4,440	113,229
International Container Terminal Services Inc	36,630	52,869
JG Summit Holdings Inc	107,550	146,158
Jollibee Foods Corp	15,970	62,213
LT Group Inc	131,900	33,325
Manila Electric Co	11,550	61,569
Megaworld Corp	589,000	42,166
Metro Pacific Investments Corp	714,200	95,588
Metropolitan Bank & Trust Co	21,841	31,869
Petron Corp	135,200	27,032
Philippine National Bank	15,007	16,474
PLDT Inc	4,350	119,294
Puregold Price Club Inc	22,000	17,259
Robinsons Land Corp	84,400	44,127

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-85

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Robinsons Retail Holdings Inc	15,840	$23,649
San Miguel Corp	34,960	64,909
Security Bank Corp	7,520	28,721
Semirara Mining & Power Corp	11,270	29,471
SM Investments Corp	6,432	84,688
SM Prime Holdings Inc	220,500	125,541
Top Frontier Investment Holdings Inc *	1,506	7,937
Universal Robina Corp	36,510	119,924

		2,119,879

Poland - 1.5%

Alior Bank SA *	2,296	29,704
Asseco Poland SA	812	10,466
Bank Handlowy w Warszawie SA	1,636	29,857
Bank Millennium SA *	27,559	34,180
Bank Pekao SA	3,765	113,050
Bank Zachodni WBK SA	1,407	106,186
CCC SA	886	43,062
Cyfrowy Polsat SA *	8,700	51,136
Enea SA *	12,017	27,254
Energa SA	5,420	11,777
Eurocash SA	2,180	20,494
Getin Noble Bank SA *	15,526	4,898
Grupa Azoty SA	2,356	35,284
Grupa Lotos SA *	5,099	46,547
ING Bank Slaski SA	1,403	54,113
KGHM Polska Miedz SA	7,335	161,305
LPP SA	32	43,348
mBank SA *	936	74,935
Orange Polska SA	30,618	40,273
PGE Polska Grupa Energetyczna SA	73,997	184,561
Polski Koncern Naftowy ORLEN SA	14,900	303,452
Polskie Gornictwo Naftowe i Gazownictwo SA	65,767	88,373
Powszechna Kasa Oszczednosci Bank Polski SA *	25,751	172,981
Powszechny Zaklad Ubezpieczen SA	19,840	157,313
Synthos SA	25,885	28,188
Tauron Polska Energia SA *	58,157	39,591

		1,912,328

Romania - 0.1%

New Europe Property Investments PLC	5,724	66,269

Russia - 2.1%

Gazprom PJSC ADR	80,644	406,861
Lenta Ltd GDR * ~	5,901	48,388
Lukoil PJSC ADR	7,692	430,872
Magnitogorsk Iron & Steel OJSC GDR ~	7,310	50,602
Mail.Ru Group Ltd GDR * ~	1,186	21,763
MegaFon PJSC GDR ~	2,268	21,433
MMC Norilsk Nickel PJSC ADR	13,414	223,258
Novatek PJSC GDR (LI) ~	1,905	246,700
Novolipetsk Steel PJSC GDR	2,810	52,069
PhosAgro PJSC GDR ~	1,806	27,541
Rosneft Oil Co PJSC GDR ~	24,830	161,259
Rostelecom PJSC ADR	5,299	43,642
RusHydro PJSC ADR	35,932	52,281
Sberbank of Russia PJSC ADR	41,971	483,255
Severstal PJSC GDR ~	3,498	52,724
Tatneft PJSC ADR	2,448	100,734
VTB Bank PJSC GDR ~	79,930	190,293
X5 Retail Group NV GDR * ~	2,158	70,027

		2,683,702

South Africa - 8.5%

Anglo American Platinum Ltd *	2,142	40,866
AngloGold Ashanti Ltd *	2,970	31,552
AngloGold Ashanti Ltd ADR *	38,504	404,677
Aspen Pharmacare Holdings Ltd	9,792	201,722

	Shares	Value
AVI Ltd	13,541	$90,078
Barclays Africa Group Ltd	34,282	420,787
Barloworld Ltd	1,621	13,862
Bid Corp Ltd	14,720	260,898
Capitec Bank Holdings Ltd	2,458	124,058
Coronation Fund Managers Ltd	7,445	38,082
Discovery Ltd	24,663	205,392
Distell Group Ltd	2,585	27,189
Exxaro Resources Ltd	5,603	36,179
FirstRand Ltd	142,210	548,761
Gold Fields Ltd	2,787	8,428
Gold Fields Ltd ADR	66,348	199,707
Impala Platinum Holdings Ltd *	32,342	99,508
Imperial Holdings Ltd	14,853	196,503
Investec Ltd	18,576	121,868
Kumba Iron Ore Ltd *	4,569	52,897
Liberty Holdings Ltd	12,024	96,506
Life Healthcare Group Holdings Ltd	41,138	97,411
Massmart Holdings Ltd	5,857	53,803
MMI Holdings Ltd	73,273	125,133
Mondi Ltd	7,500	152,624
Mr Price Group Ltd	13,415	155,603
MTN Group Ltd	74,655	683,743
Naspers Ltd ‘N’	8,403	1,226,768
Nedbank Group Ltd	13,784	238,584
Netcare Ltd	52,961	123,084
Pick n Pay Stores Ltd	15,912	73,801
Pioneer Foods Group Ltd	5,812	65,159
PSG Group Ltd	3,986	63,164
Sanlam Ltd	88,993	407,074
Sappi Ltd *	40,675	265,346
Sasol Ltd	1,846	52,979
Sasol Ltd ADR	21,106	603,421
Shoprite Holdings Ltd	31,560	394,444
Sibanye Gold Ltd	48,027	86,240
Standard Bank Group Ltd	56,998	627,615
Steinhoff International Holdings NV	113,052	585,988
Telkom SA SOC Ltd	20,501	109,917
The Bidvest Group Ltd	20,281	267,047
The Foschini Group Ltd	14,340	165,570
The SPAR Group Ltd	9,860	142,568
Tiger Brands Ltd	8,363	241,761
Truworths International Ltd	28,551	165,625
Vodacom Group Ltd	16,269	180,235
Woolworths Holdings Ltd	49,314	255,153

		10,829,380

South Korea - 15.4%

Amorepacific Corp *	975	259,140
AMOREPACIFIC Group *	852	93,640
BGF retail Co Ltd *	534	36,153
BNK Financial Group Inc *	12,953	92,918
Celltrion Inc *	1,629	144,478
Cheil Worldwide Inc *	2,070	26,917
CJ CGV Co Ltd *	571	33,197
CJ CheilJedang Corp *	417	123,374
CJ Corp *	600	92,783
CJ E&M Corp *	784	45,996
CJ Korea Express Corp *	204	30,212
Com2uSCorp	318	22,914
Cosmax Inc *	190	18,760
Coway Co Ltd *	2,109	154,157
Daelim Industrial Co Ltd *	1,182	85,082
Daesang Corp *	153	3,341
Daewoo Engineering & Construction Co Ltd *	1,660	6,974
DGB Financial Group Inc *	9,901	80,003
Dongbu Insurance Co Ltd *	3,345	173,177
Dongsuh Cos Inc *	428	9,756
Doosan Corp	391	33,906

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-86

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Doosan Heavy Industries & Construction Co Ltd *	1,212	$27,229
Doosan Infracore Co Ltd *	4,940	35,900
E-MART Inc *	793	120,081
Grand Korea Leisure Co Ltd	688	11,636
Green Cross Holdings Corp *	776	15,270
GS Engineering & Construction Corp *	1,864	40,756
GS Holdings Corp *	4,255	190,332
GS Retail Co Ltd *	865	34,073
Halla Holdings Corp *	275	13,796
Hana Financial Group Inc	12,927	333,646
Hana Tour Service Inc	93	5,081
Hankook Tire Co Ltd *	4,363	209,754
Hanmi Pharm Co Ltd *	181	45,643
Hanmi Science Co Ltd *	320	16,135
Hanon Systems	6,375	54,289
Hanssem Co Ltd *	298	48,991
Hanwha Chemical Corp *	3,924	79,991
Hanwha Corp *	3,808	110,327
Hanwha Life Insurance Co Ltd *	10,020	54,133
Hanwha Techwin Co Ltd *	1,186	42,624
Hite Jinro Co Ltd *	600	10,476
Hotel Shilla Co Ltd *	695	27,627
Hyosung Corp *	1,050	126,221
Hyundai Department Store Co Ltd *	519	46,853
Hyundai Development Co-Engineering & Construction *	1,541	57,250
Hyundai Engineering & Construction Co Ltd *	3,260	115,324
Hyundai Glovis Co Ltd *	599	76,530
Hyundai Greenfood Co Ltd *	1,577	20,076
Hyundai Heavy Industries Co Ltd *	1,775	213,199
Hyundai Marine & Fire Insurance Co Ltd *	4,064	105,786
Hyundai Mipo Dockyard Co Ltd *	263	14,619
Hyundai Mobis Co Ltd *	1,278	279,017
Hyundai Motor Co	4,636	559,275
Hyundai Steel Co *	4,727	222,487
Hyundai Wia Corp *	924	55,773
Industrial Bank of Korea *	10,173	106,767
IS Dongseo Co Ltd *	234	8,610
Kakao Corp *	523	33,276
Kangwon Land Inc *	3,635	107,562
KB Financial Group Inc *	11,393	402,622
KB Financial Group Inc ADR *	200	7,058
KB Insurance Co Ltd *	2,324	50,272
KCC Corp	231	68,652
KEPCO Plant Service & Engineering Co Ltd *	980	43,914
Kia Motors Corp *	8,395	272,474
KIWOOM Securities Co Ltd *	349	20,759
Kolon Industries Inc *	585	35,781
Komipharm International Co Ltd *	371	10,730
Korea Aerospace Industries Ltd *	2,070	114,525
Korea Electric Power Corp *	6,979	254,580
Korea Electric Power Corp ADR *	2,208	40,804
Korea Gas Corp *	1,256	50,406
Korea Investment Holdings Co Ltd *	1,446	50,111
Korea Kolmar Co Ltd *	317	17,251
Korea Petrochemical Ind Co Ltd *	153	34,821
Korea Zinc Co Ltd *	256	100,697
Korean Air Lines Co Ltd *	2,257	50,932
Korean Reinsurance Co *	2,895	27,306
KT Corp ADR *	3,094	43,594
KT&G Corp *	3,291	275,291
Kumho Petrochemical Co Ltd *	1,138	77,157
Kumho Tire Co Inc *	4,530	31,723
Leaders Cosmetics Co Ltd *	371	6,741
LG Chem Ltd *	1,254	270,421
LG Corp *	2,696	133,851
LG Display Co Ltd *	18,799	487,756

	Shares	Value
LG Display Co Ltd ADR *	2,409	$30,956
LG Electronics Inc *	9,093	388,202
LG Household & Health Care Ltd *	291	206,462
LG Innotek Co Ltd *	671	49,023
LG International Corp *	1,434	34,696
LG Uplus Corp *	14,813	140,396
Loen Entertainment Inc *	353	22,162
Lotte Chemical Corp *	879	267,868
Lotte Chilsung Beverage Co Ltd *	17	20,562
Lotte Confectionery Co Ltd *	320	47,274
Lotte Shopping Co Ltd *	453	83,085
LS Corp *	613	30,072
LS Industrial Systems Co Ltd *	905	29,750
Macquarie Korea Infrastructure Fund	12,567	84,800
Mando Corp *	356	69,145
Medy-Tox Inc	142	41,790
Meritz Financial Group Inc *	1,974	18,142
Meritz Fire & Marine Insurance Co Ltd *	2,574	32,578
Meritz Securities Co Ltd *	15,639	44,698
Mirae Asset Daewoo Co Ltd *	9,416	56,334
Mirae Asset Securities Co Ltd * +	1,725	30,727
NAVER Corp *	942	603,235
NCSoft Corp *	428	87,550
Nexen Tire Corp *	2,814	30,291
NH Investment & Securities Co Ltd *	4,084	32,540
NongShim Co Ltd *	91	25,052
OCI Co Ltd *	806	52,404
Orion Corp *	99	53,659
Ottogi Corp *	8	4,386
Paradise Co Ltd	524	5,255
POSCO	718	152,442
POSCO ADR	5,330	280,092
Posco Daewoo Corp *	1,518	33,885
S-1 Corp *	539	39,140
S-Oil Corp	1,184	82,869
Samsung C&T Corp *	1,458	150,970
Samsung Card Co Ltd *	1,584	52,081
Samsung Electro-Mechanics Co Ltd *	2,559	107,424
Samsung Electronics Co Ltd	3,352	4,988,822
Samsung Fire & Marine Insurance Co Ltd *	1,235	274,412
Samsung Heavy Industries Co Ltd *	11,761	89,809
Samsung Life Insurance Co Ltd *	1,352	125,838
Samsung SDS Co Ltd *	583	67,211
Samsung Securities Co Ltd *	2,429	63,627
Shinhan Financial Group Co Ltd *	11,533	432,501
Shinhan Financial Group Co Ltd ADR *	253	9,523
Shinsegae Inc *	332	48,344
SK Chemicals Co Ltd *	559	30,973
SK Holdings Co Ltd *	1,578	299,554
SK Hynix Inc *	20,553	756,270
SK Innovation Co Ltd *	2,028	245,425
SK Materials Co Ltd *	252	37,331
SK Networks Co Ltd *	5,068	29,002
SK Telecom Co Ltd	342	63,387
SK Telecom Co Ltd ADR	3,000	62,700
SKC Co Ltd *	1,889	51,534
SPC Samlip Co Ltd *	148	20,745
Woori Bank	14,652	154,414
Young Poong Corp *	5	4,414
Youngone Corp *	379	9,605
Yuhan Corp *	150	24,751

		19,635,711

Taiwan - 15.5%

Acer Inc *	129,789	52,440
Advanced Semiconductor Engineering Inc	381,000	388,424
Advantech Co Ltd	14,491	114,269
Airtac International Group	5,250	41,744
Asia Cement Corp	112,784	91,741
Asustek Computer Inc	19,667	161,021

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-87

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
AU Optronics Corp	673,000	$244,393
AU Optronics Corp ADR	8,622	30,522
Casetek Holdings Ltd	8,000	21,172
Catcher Technology Co Ltd	37,000	255,733
Cathay Financial Holding Co Ltd	219,600	326,461
Chailease Holding Co Ltd	58,360	99,624
Chang Hwa Commercial Bank Ltd	276,159	146,579
Cheng Shin Rubber Industry Co Ltd	81,178	152,379
Chicony Electronics Co Ltd	35,579	82,374
China Airlines Ltd	199,436	57,431
China Development Financial Holding Corp	611,834	152,312
China Life Insurance Co Ltd	142,919	141,310
China Motor Corp	20,000	16,246
China Petrochemical Development Corp *	18,095	5,529
China Steel Chemical Corp	3,000	11,076
China Steel Corp	317,007	240,972
Chipbond Technology Corp	27,000	38,495
Chunghwa Telecom Co Ltd	57,000	178,984
Chunghwa Telecom Co Ltd ADR	6,113	192,865
Clevo Co	17,000	14,638
Compal Electronics Inc	267,092	152,565
CTBC Financial Holding Co Ltd	564,094	307,718
CTCI Corp	20,000	30,221
Delta Electronics Inc	63,150	310,453
E.Sun Financial Holding Co Ltd	437,405	248,248
Eclat Textile Co Ltd	8,494	88,441
Epistar Corp *	40,000	28,550
Eternal Materials Co Ltd	32,400	33,067
Eva Airways Corp	183,220	82,544
Evergreen Marine Corp Taiwan Ltd *	110,410	37,934
Far Eastern Department Stores Ltd	65,639	32,514
Far Eastern International Bank	112,850	31,819
Far Eastern New Century Corp	160,965	120,544
Far EasTone Telecommunications Co Ltd	57,000	128,139
Feng TAY Enterprise Co Ltd	14,396	53,319
First Financial Holding Co Ltd	411,005	218,820
Formosa Chemicals & Fibre Corp	91,446	272,339
Formosa Petrochemical Corp	35,000	121,120
Formosa Plastics Corp	100,292	276,464
Foxconn Technology Co Ltd	55,144	145,086
Fubon Financial Holding Co Ltd	196,343	309,505
Giant Manufacturing Co Ltd	18,000	101,932
Highwealth Construction Corp	67,700	95,501
Hiwin Technologies Corp	11,819	53,956
Hon Hai Precision Industry Co Ltd	447,321	1,163,521
Hota Industrial Manufacturing Co Ltd	8,000	30,819
Hotai Motor Co Ltd	9,000	102,662
HTC Corp *	30,572	74,507
Hua Nan Financial Holdings Co Ltd	332,092	166,972
Innolux Corp	731,390	261,834
Inventec Corp	116,000	79,132
Kenda Rubber Industrial Co Ltd	32,178	48,474
King Slide Works Co Ltd	4,000	51,694
King Yuan Electronics Co Ltd	55,000	42,864
King’s Town Bank Co Ltd	34,000	29,568
Kinsus Interconnect Technology Corp	12,000	26,378
Largan Precision Co Ltd	4,000	466,245
LCY Chemical Corp	24,000	33,044
Lite-On Technology Corp	126,855	190,771
Makalot Industrial Co Ltd	5,174	19,828
MediaTek Inc	39,020	260,682
Mega Financial Holding Co Ltd	471,725	335,468
Merida Industry Co Ltd	8,400	37,396
Micro-Star International Co Ltd	32,000	72,614
Nan Ya Plastics Corp	118,394	260,789
Nanya Technology Corp	33,162	49,326
Nien Made Enterprise Co Ltd	4,000	41,077
Novatek Microelectronics Corp	26,000	85,451
PChome Online Inc	3,757	32,884
Pegatron Corp	139,090	330,899

	Shares	Value
Phison Electronics Corp	5,000	$39,324
Pou Chen Corp	115,000	142,906
Powertech Technology Inc	55,300	148,397
Poya International Co Ltd	4,040	46,819
President Chain Store Corp	21,000	150,113
Quanta Computer Inc	109,000	203,110
Radiant Opto-Electronics Corp	14,669	25,371
Realtek Semiconductor Corp	17,300	54,638
Ruentex Development Co Ltd *	27,679	31,468
Ruentex Industries Ltd	6,236	10,313
Shin Kong Financial Holding Co Ltd *	432,591	105,663
Siliconware Precision Industries Co Ltd	101,923	151,184
Simplo Technology Co Ltd	15,000	43,139
SinoPac Financial Holdings Co Ltd	486,159	136,652
St Shine Optical Co Ltd	2,000	38,179
Standard Foods Corp	19,466	46,118
Synnex Technology International Corp	80,850	81,245
Taichung Commercial Bank Co Ltd	35,595	10,134
Taishin Financial Holding Co Ltd	295,291	107,835
Taiwan Business Bank	289,483	73,067
Taiwan Cement Corp	170,693	185,511
Taiwan Cooperative Financial Holding Co Ltd	397,665	173,038
Taiwan Fertilizer Co Ltd	33,000	41,053
Taiwan Glass Industry Corp *	41,123	16,931
Taiwan Mobile Co Ltd	56,400	181,570
Taiwan Secom Co Ltd	12,000	32,989
Taiwan Semiconductor Manufacturing Co Ltd	745,779	4,177,297
Taiwan Semiconductor Manufacturing Co Ltd ADR	26,752	769,120
Teco Electric & Machinery Co Ltd	117,000	100,931
Ton Yi Industrial Corp	33,000	14,146
Tong Yang Industry Co Ltd	23,000	45,147
TPK Holding Co Ltd *	13,000	23,826
Transcend Information Inc	12,000	31,723
Tripod Technology Corp	6,000	13,549
TSRC Corp	9,450	9,662
Tung Thih Electronic Co Ltd	3,000	26,744
U-Ming Marine Transport Corp	15,000	11,688
Uni-President Enterprises Corp	168,994	278,648
Unimicron Technology Corp	59,000	22,600
United Microelectronics Corp	1,005,000	353,932
Vanguard International Semiconductor Corp	63,000	109,165
Walsin Lihwa Corp	114,000	41,782
Wan Hai Lines Ltd	82,000	41,444
Win Semiconductors Corp	13,202	37,031
Winbond Electronics Corp	218,000	67,050
Wistron Corp	145,969	112,492
WPG Holdings Ltd	71,000	83,439
Yageo Corp	29,616	53,849
Yang Ming Marine Transport Corp *	54,000	8,076
Yuanta Financial Holding Co Ltd	437,169	162,125
Yulon Motor Co Ltd	64,000	53,064
Zhen Ding Technology Holding Ltd	29,000	56,995

		19,816,724

Thailand - 2.9%

Advanced Info Service PCL	39,400	161,354
Airports of Thailand PCL	17,600	195,443
Bangkok Bank PCL NVDR	8,200	36,408
Bangkok Dusit Medical Services PCL	138,400	89,116
Bangkok Life Assurance PCL	18,480	27,317
Banpu PCL ~	58,050	30,921
BEC World PCL	23,000	10,648
Berli Jucker PCL	92,000	128,685
BTS Group Holdings PCL	134,100	31,979
Bumrungrad Hospital PCL	11,300	57,020
Central Pattana PCL	48,200	76,720
Central Plaza Hotel PCL	49,000	54,291

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-88

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Charoen Pokphand Foods PCL	165,100	$135,666
CP ALL PCL	104,000	181,256
Delta Electronics Thailand PCL	20,600	46,798
Electricity Generating PCL	8,800	48,821
Energy Absolute PCL	62,000	51,417
Global Power Synergy Co Ltd	34,000	35,298
Glow Energy PCL	15,800	34,805
Home Product Center PCL	243,359	69,163
Indorama Ventures PCL	101,200	94,263
Intouch Holdings PCL	21,900	30,350
Intouch Holdings PCL NVDR	19,600	27,169
IRPC PCL	429,800	57,484
Jasmine International PCL	87,900	19,391
Kasikornbank PCL	33,600	165,982
Kasikornbank PCL NVDR	6,200	30,621
KCE Electronics PCL	5,500	18,702
Krung Thai Bank PCL	213,675	105,286
Land & Houses PCL ~	63,480	17,209
Minor International PCL	68,680	69,790
MK Restaurants Group PCL	9,400	15,356
Pruksa Holding PCL	44,600	28,022
PTT Exploration & Production PCL	83,041	222,424
PTT Global Chemical PCL	45,600	79,946
PTT PCL	46,800	484,525
Ratchaburi Electricity Generating Holding PCL	19,500	27,198
Robinson Department Store PCL	18,000	31,873
Siam City Cement PCL	4,900	37,177
Thai Oil PCL	32,900	66,280
Thai Union Group PCL ‘F’	66,200	38,767
Thaicom PCL	45,600	24,662
Thanachart Capital PCL	14,900	18,281
The Bangchak Petroleum PCL	49,300	46,014
The Siam Cement PCL ~	10,400	144,345
The Siam Commercial Bank PCL	21,300	90,409
Tipco Asphalt PCL	29,700	15,731
TMB Bank PCL	932,100	54,513
Total Access Communication PCL	84,500	88,868
True Corp PCL	474,632	94,491

		3,748,255

Turkey - 1.2%

Akbank TAS	66,059	146,232
Anadolu Efes Biracilik Ve Malt Sanayii AS	9,653	48,253
Arcelik AS	12,735	76,487
Aselsan Elektronik Sanayi Ve Ticaret AS	5,724	20,614
BIM Birlesik Magazalar AS	8,574	118,982
Coca-Cola Icecek AS	3,514	32,944
Enka Insaat ve Sanayi AS	19,316	29,423
Eregli Demir ve Celik Fabrikalari TAS	41,747	60,739
Ford Otomotiv Sanayi AS	2,270	19,667
KOC Holding AS	22,622	88,411
Petkim Petrokimya Holding AS	40,528	42,467
TAV Havalimanlari Holding AS	6,144	24,406
Tofas Turk Otomobil Fabrikasi AS	664	4,633
Tupras Turkiye Petrol Rafinerileri AS	6,698	134,217
Turk Hava Yollari AO *	58,423	82,878
Turk Telekomunikasyon AS	20,839	31,149
Turk Traktor ve Ziraat Makineleri AS	653	13,876
Turkcell Iletisim Hizmetleri AS *	24,593	67,906
Turkcell Iletisim Hizmetleri AS ADR *	4,700	32,430
Turkiye Garanti Bankasi AS	97,492	210,253
Turkiye Halk Bankasi AS	24,311	64,240
Turkiye Is Bankasi ‘C’	43,534	63,845
Turkiye Sise ve Cam Fabrikalari AS	30,439	33,004
Turkiye Vakiflar Bankasi TAO ‘D’	50,169	61,748
Ulker Biskuvi Sanayi AS	6,186	28,315
Yapi ve Kredi Bankasi AS *	37,328	36,218

		1,573,337

Total Common Stocks (Cost $128,395,888)		122,935,165

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.2%

Repurchase Agreement - 0.2%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $315,920; collateralized by U.S. Treasury Notes: 2.250% due 11/15/24 and value $322,774)	$315,919	$315,919

Total Short-Term Investment (Cost $315,919)		315,919

TOTAL INVESTMENTS - 100.0% (Cost $132,897,734)		127,494,558

OTHER ASSETS & LIABILITIES, NET - 0.0%		55,521

NET ASSETS - 100.0%		$127,550,079

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	25.5%
Technology	13.8%
Communications	11.2%
Consumer, Non-Cyclical	11.2%
Consumer, Cyclical	10.1%
Industrial	8.7%
Energy	7.3%
Basic Materials	7.2%
Utilities	3.3%
Others (each less than 3.0%)	1.7%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	As of December 31, 2016, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Taiwan	15.5%
South Korea	15.4%
China	14.9%
India	11.8%
South Africa	8.5%
Brazil	8.4%
Mexico	4.8%
Malaysia	3.6%
Indonesia	3.2%
Others (each less than 3.0%)	13.9%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(c)	Investments with a total aggregate value of $31,332 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-89

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks
	Brazil	$3,858,945	$184,522	$3,674,423	$-
	Chile	90,396	90,396	-	-
	Colombia	294,133	294,133	-	-

	Total Preferred Stocks	4,243,474	569,051	3,674,423	-

	Common Stocks
	Brazil	6,856,078	773,417	6,082,661	-
	Chile	1,736,183	1,641,412	94,771	-
	China	19,030,790	2,274,051	16,756,134	605
	Colombia	627,086	627,086	-	-
	Cyprus	2,342	-	2,342	-
	Czech Republic	263,979	25,913	238,066	-
	Egypt	206,222	175,609	30,613	-
	Greece	342,849	-	342,849	-
	Hong Kong	573,602	87,252	486,350	-
	Hungary	603,240	-	603,240	-
	India	15,046,238	530,765	14,515,473	-
	Indonesia	4,038,466	403,416	3,635,050	-
	Malaysia	4,572,071	1,830,277	2,741,794	-
	Mexico	6,078,656	6,078,656	-	-
	Netherlands	87,903	87,903	-	-
	Peru	483,875	483,875	-	-
	Philippines	2,119,879	256,303	1,863,576	-
	Poland	1,912,328	148,969	1,763,359	-
	Romania	66,269	66,269	-	-
	Russia	2,683,702	292,615	2,391,087	-
	South Africa	10,829,380	1,777,935	9,051,445	-
	South Korea	19,635,711	602,721	19,002,263	30,727
	Taiwan	19,816,724	1,234,679	18,582,045	-
	Thailand	3,748,255	62,769	3,685,486	-
	Turkey	1,573,337	80,683	1,492,654	-

	Total Common Stocks	122,935,165	19,542,575	103,361,258	31,332

	Short-Term Investment	315,919	-	315,919	-

	Total	$127,494,558	$20,111,626	$107,351,600	$31,332

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$723,003	1	2	Unadjusted Exchange-Traded Price	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor
5,705,138	2	1	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Unadjusted Exchange-Traded Price
30,727	2	3	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Methodology Approved by the Trustee Valuation Committee (unobservable inputs)
112,969	3	2	Methodology Approved by the Trustee Valuation Committee (unobservable inputs)	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-90

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
RIGHTS - 0.0%

Spain - 0.0%

Repsol SA Exp 01/12/17 *	43,790	$16,226

Total Rights (Cost $15,319)		16,226

PREFERRED STOCKS - 0.5%

Germany - 0.5%

Bayerische Motoren Werke AG	2,080	158,850
FUCHS PETROLUB SE	2,285	95,717
Henkel AG & Co KGaA	3,997	475,802
Porsche Automobil Holding SE	6,433	349,440
Sartorius AG	888	65,792
Volkswagen AG	6,944	971,584

		2,117,185

Total Preferred Stocks (Cost $3,014,402)		2,117,185

COMMON STOCKS - 98.6%

Australia - 6.3%

AGL Energy Ltd	19,545	310,970
Alumina Ltd	88,254	115,400
Amcor Ltd	41,984	451,866
AMP Ltd	166,808	604,986
Ansell Ltd	2,846	50,639
APA Group >>	28,250	174,396
Aristocrat Leisure Ltd	23,175	258,554
ASX Ltd	4,304	154,191
Aurizon Holdings Ltd	79,964	290,734
AusNet Services	53,895	61,354
Australia & New Zealand Banking Group Ltd	82,040	1,795,952
Bank of Queensland Ltd	13,402	114,534
Bendigo & Adelaide Bank Ltd	17,998	164,641
BHP Billiton Ltd	72,341	1,295,977
BHP Billiton Ltd ADR	23,501	840,866
BHP Billiton PLC	570	9,076
BHP Billiton PLC ADR	31,013	975,669
BlueScope Steel Ltd	42,990	285,714
Boral Ltd	51,638	201,031
Brambles Ltd	50,117	447,248
Caltex Australia Ltd	8,191	179,593
Challenger Ltd	13,848	111,891
CIMIC Group Ltd	4,087	102,834
Coca-Cola Amatil Ltd	27,130	197,858
Cochlear Ltd	1,711	151,014
Commonwealth Bank of Australia	49,977	2,964,838
Computershare Ltd	13,846	124,227
Crown Resorts Ltd	12,942	107,863
CSL Ltd	14,599	1,055,797
Domino’s Pizza Enterprises Ltd	2,060	96,332
DUET Group >>	82,416	162,758
Evolution Mining Ltd	25,503	38,136
Fortescue Metals Group Ltd	126,619	529,141
Harvey Norman Holdings Ltd	10,837	40,154
Healthscope Ltd	29,022	47,841
Incitec Pivot Ltd	75,555	195,505
Insurance Australia Group Ltd	65,995	284,592
LendLease Group >>	10,041	105,516
Macquarie Group Ltd	13,737	860,513
Magellan Financial Group Ltd	2,423	41,415
Medibank Pvt Ltd	88,784	180,379
National Australia Bank Ltd	75,046	1,657,652
Newcrest Mining Ltd	27,922	400,375

	Shares	Value
Oil Search Ltd	43,857	$225,722
Orica Ltd	17,594	223,604
Origin Energy Ltd	80,395	380,369
Qantas Airways Ltd	30,322	72,637
QBE Insurance Group Ltd	59,511	531,716
Ramsay Health Care Ltd	5,410	265,991
REA Group Ltd	1,353	53,768
Santos Ltd	75,052	216,197
SEEK Ltd	11,370	121,774
Sonic Healthcare Ltd	9,654	148,575
South32 Ltd	122,342	240,837
South32 Ltd ADR	19,283	190,902
Spark Infrastructure Group >>	36,544	62,685
Suncorp Group Ltd	39,922	388,726
Sydney Airport >>	23,355	100,811
Tabcorp Holdings Ltd	13,139	45,520
Tatts Group Ltd	45,475	146,537
Telstra Corp Ltd	144,842	532,248
The Star Entertainment Group Ltd	25,714	95,699
TPG Telecom Ltd	15,530	76,239
Transurban Group >>	53,469	397,932
Treasury Wine Estates Ltd	30,082	231,410
Vocus Communications Ltd	11,360	31,634
Wesfarmers Ltd	28,568	867,094
Westpac Banking Corp	87,106	2,044,717
Westpac Banking Corp ADR	21,072	494,771
Woodside Petroleum Ltd	25,742	576,576
Woolworths Ltd	43,368	752,766

		27,757,479

Austria - 0.2%

ANDRITZ AG	2,698	135,207
Erste Group Bank AG *	8,941	261,409
OMV AG	5,509	194,212
voestalpine AG	4,173	163,178

		754,006

Belgium - 1.3%

Ageas	7,090	280,245
Anheuser-Busch InBev SA/NV	19,955	2,112,117
Anheuser-Busch InBev SA/NV ADR	9,999	1,054,295
Colruyt SA	3,153	155,837
KBC Group NV	7,767	479,906
Proximus SADP	7,787	223,851
Solvay SA	5,593	653,858
Telenet Group Holding NV *	2,064	114,401
UCB SA	5,381	344,281
Umicore SA	3,613	205,549

		5,624,340

Bermuda - 0.0%

Golar LNG Ltd (NOTC)	834	19,132

Canada - 9.0%

Agnico Eagle Mines Ltd (NYSE)	4,295	180,390
Agnico Eagle Mines Ltd (TSE)	2,500	105,109
Agrium Inc (NYSE)	6,147	618,081
Agrium Inc (TSE)	2,451	246,369
Alimentation Couche-Tard Inc ‘B’	13,950	632,537
AltaGas Ltd	4,979	125,713
Amaya Inc *	3,200	45,307
ARC Resources Ltd	13,251	228,079
Atco Ltd ‘I’	4,696	156,201
Bank of Montreal (NYSE)	15,013	1,079,735
Bank of Montreal (TSE)	8,630	620,712
Barrick Gold Corp (TSE)	28,041	448,815
BCE Inc (TSE)	4,942	213,596
BlackBerry Ltd (NASDAQ) *	16,276	112,142
BlackBerry Ltd (TSE) *	7,925	54,539

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-91

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Bombardier Inc ‘B’ *	82,400	$132,562
Brookfield Asset Management Inc ‘A’	24,012	792,263
CAE Inc (NYSE)	2,538	35,456
CAE Inc (TSE)	13,000	181,834
Cameco Corp (NYSE)	10,661	111,621
Cameco Corp (TSE)	4,548	47,558
Canadian Imperial Bank of Commerce (NYSE)	3,140	256,224
Canadian Imperial Bank of Commerce (TSE)	8,945	729,910
Canadian National Railway Co (NYSE)	12,903	869,662
Canadian National Railway Co (TSE)	12,412	835,324
Canadian Natural Resources Ltd (NYSE)	5,184	165,266
Canadian Natural Resources Ltd (TSE)	23,001	733,038
Canadian Pacific Railway Ltd (NYSE)	2,251	321,375
Canadian Pacific Railway Ltd (TSE)	2,300	328,148
Canadian Tire Corp Ltd ‘A’	3,525	365,640
Canadian Utilities Ltd ‘A’	3,332	89,811
CCL Industries Inc ‘B’	1,200	235,773
Cenovus Energy Inc (NYSE)	35,035	530,080
CGI Group Inc ‘A’ (NYSE) *	5,993	287,844
CGI Group Inc ‘A’ (TSE) *	3,600	172,781
CI Financial Corp	9,000	193,520
Cineplex Inc	967	36,890
Cogeco Communications Inc	1,500	74,003
Constellation Software Inc	700	318,090
Crescent Point Energy Corp (NYSE)	14,090	191,483
Crescent Point Energy Corp (TSE)	14,010	190,431
Detour Gold Corp *	4,300	58,576
Dollarama Inc	4,223	309,432
ECN Capital Corp	6,800	16,713
Eldorado Gold Corp *	26,848	86,384
Element Fleet Management Corp	13,400	124,354
Emera Inc	1,500	50,709
Empire Co Ltd ‘A’	9,224	107,996
Enbridge Inc (NYSE)	9,997	421,074
Enbridge Inc (TSE)	15,029	632,435
Enbridge Income Fund Holdings Inc	4,500	116,535
Encana Corp (NYSE)	31,768	372,956
Encana Corp (TSE)	5,389	63,256
Fairfax Financial Holdings Ltd	972	469,476
Finning International Inc	8,356	163,616
First Capital Realty Inc	4,900	75,435
First Quantum Minerals Ltd	23,914	237,778
Fortis Inc	9,792	302,369
Franco-Nevada Corp (NYSE)	1,980	118,325
Franco-Nevada Corp (TSE)	350	20,927
George Weston Ltd	2,100	177,663
Gildan Activewear Inc (NYSE)	4,281	108,609
Gildan Activewear Inc (TSE)	2,800	71,092
Goldcorp Inc (NYSE)	15,052	204,707
Goldcorp Inc (TSE)	12,030	163,787
Great-West Lifeco Inc	7,700	201,697
Hudson’s Bay Co	1,319	12,958
Husky Energy Inc *	18,819	228,326
IGM Financial Inc	4,900	139,411
Imperial Oil Ltd (ASE)	4,702	163,442
Imperial Oil Ltd (TSE)	3,750	130,460
Industrial Alliance Insurance & Financial Services Inc	5,421	215,564
Intact Financial Corp	2,950	211,146
Inter Pipeline Ltd	11,927	263,297
Keyera Corp	6,200	186,834
Kinross Gold Corp *	62,459	194,915
Linamar Corp	2,622	112,660
Loblaw Cos Ltd	6,355	335,298
Lundin Mining Corp *	22,300	106,297
Magna International Inc (NYSE)	10,969	476,055
Magna International Inc (TSE)	6,400	277,898
Manitoba Telecom Services Inc	1,400	39,581
Manulife Financial Corp (NYSE)	31,969	569,688
Manulife Financial Corp (TSE)	27,704	493,355

	Shares	Value
Maple Leaf Foods Inc	2,800	$58,642
Methanex Corp (NASDAQ)	1,604	70,255
Methanex Corp (TSE)	1,400	61,405
Metro Inc	8,799	263,187
National Bank of Canada	17,220	699,368
Northland Power Inc	2,500	43,384
Onex Corp	2,700	183,761
Open Text Corp (NASDAQ)	3,670	226,843
Open Text Corp (TSE)	1,200	74,110
Pembina Pipeline Corp (NYSE)	8,007	250,779
Pembina Pipeline Corp (TSE)	2,915	91,099
Peyto Exploration & Development Corp	5,000	123,673
Potash Corp of Saskatchewan Inc (NYSE)	20,986	379,637
Potash Corp of Saskatchewan Inc (TSE)	7,951	143,842
PrairieSky Royalty Ltd	806	19,174
Quebecor Inc ‘B’	4,200	116,742
Restaurant Brands International Inc (TSE)	6,888	328,073
Ritchie Bros Auctioneers Inc (NYSE)	3,578	121,652
Ritchie Bros Auctioneers Inc (TSE)	804	27,276
Rogers Communications Inc ‘B’ (NYSE)	5,898	227,545
Rogers Communications Inc ‘B’ (TSE)	5,500	212,151
Royal Bank of Canada (NYSE)	21,059	1,425,905
Royal Bank of Canada (TSE)	26,354	1,783,628
Saputo Inc	9,400	332,621
Seven Generations Energy Ltd ‘A’ *	5,382	125,506
Shaw Communications Inc ‘B’ (NYSE)	5,413	108,585
Shaw Communications Inc ‘B’ (TSE)	8,335	167,240
Silver Wheaton Corp (NYSE)	5,103	98,590
Silver Wheaton Corp (TSE)	5,710	110,317
SNC-Lavalin Group Inc	5,327	229,283
Stantec Inc (NYSE)	4,283	108,146
Sun Life Financial Inc (NYSE)	8,280	318,035
Sun Life Financial Inc (TSE)	8,561	328,693
Suncor Energy Inc (NYSE)	15,344	501,595
Suncor Energy Inc (TSE)	28,699	938,358
Teck Resources Ltd ‘B’ (NYSE)	13,214	264,676
Teck Resources Ltd ‘B’ (TSE)	8,150	163,103
TELUS Corp	4,800	152,832
The Bank of Nova Scotia (NYSE)	13,695	762,538
The Bank of Nova Scotia (TSE)	22,313	1,242,409
The Jean Coutu Group PJC Inc ‘A’	3,100	48,302
The Toronto-Dominion Bank (NYSE)	20,476	1,010,286
The Toronto-Dominion Bank (TSE)	27,068	1,335,004
Tourmaline Oil Corp *	10,188	272,484
TransCanada Corp (NYSE)	13,533	611,015
TransCanada Corp (TSE)	10,270	463,074
Turquoise Hill Resources Ltd (TSE) *	47,360	152,029
Veresen Inc	7,400	72,256
Vermilion Energy Inc (NYSE)	1,620	68,315
Vermilion Energy Inc (TSE)	1,433	60,291
Waste Connections Inc	5,611	440,969
West Fraser Timber Co Ltd	2,515	89,931
Whitecap Resources Inc	5,400	48,906
WSP Global Inc	3,748	124,752
Yamana Gold Inc	38,177	107,196

		39,716,466

Chile - 0.0%

Antofagasta PLC	23,421	193,918

Denmark - 1.6%

AP Moller - Maersk AS ‘A’	111	167,512
AP Moller - Maersk AS ‘B’	190	302,853
Bakkafrost P/F	1,370	54,342
Carlsberg AS ‘B’	4,696	404,462
Chr Hansen Holding AS	3,827	211,654
Coloplast AS ‘B’	3,293	221,812
Danske Bank AS	20,061	606,920
DSV AS	9,247	410,662

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-92

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Genmab AS *	1,755	$290,720
H Lundbeck AS *	2,530	102,721
ISS AS	7,594	255,940
Novo Nordisk AS ‘B’	37,621	1,349,547
Novo Nordisk AS ADR	23,434	840,343
Novozymes AS ‘B’	8,324	286,445
Pandora AS	5,504	718,492
Tryg AS	4,263	76,983
Vestas Wind Systems AS	7,738	501,148
William Demant Holding AS *	2,150	37,344

		6,839,900

Finland - 1.0%

Elisa OYJ	4,081	132,475
Fortum OYJ	22,793	348,417
Kone OYJ ‘B’	10,815	483,253
Neste OYJ	8,132	311,192
Nokia OYJ (OMXH)	112,204	538,149
Nokia OYJ (XPAR)	29,371	140,982
Nokia OYJ ADR	17,556	84,444
Orion OYJ ‘A’	326	14,512
Orion OYJ ‘B’	2,876	127,786
Sampo OYJ ‘A’	12,745	569,735
Stora Enso OYJ ‘R’	38,967	416,830
UPM-Kymmene OYJ	38,095	931,634
Wartsila OYJ Abp	5,915	265,207

		4,364,616

France - 8.6%

Accor SA	7,494	279,171
Aeroports de Paris	1,553	166,306
Air Liquide SA	11,949	1,328,714
Airbus Group SE	18,423	1,216,815
Alstom SA *	4,124	113,404
Arkema SA	4,089	399,702
Atos SE	4,456	469,652
AXA SA	52,243	1,316,983
BioMerieux	166	24,776
BNP Paribas SA	31,851	2,026,931
Bollore SA	31,371	110,460
Bouygues SA	12,432	445,057
Bureau Veritas SA	8,294	160,525
Capgemini SA	4,304	362,608
Carrefour SA	27,241	655,853
Casino Guichard Perrachon SA	2,348	112,503
Christian Dior SE	1,936	405,615
Cie de Saint-Gobain	16,822	782,515
Cie Generale des Etablissements Michelin	10,086	1,121,147
CNP Assurances	7,205	133,360
Credit Agricole SA	44,017	544,872
Danone SA	17,540	1,109,906
Dassault Systemes SE	4,303	327,527
Eiffage SA	3,027	210,835
Electricite de France SA	19,203	195,388
Engie SA	44,077	561,054
Essilor International SA	6,263	706,643
Eutelsat Communications SA	8,313	160,754
Groupe Eurotunnel SE	11,079	105,250
Hermes International	973	399,142
Iliad SA	809	155,366
Imerys SA	916	69,398
Ingenico Group SA	1,563	124,705
Ipsen SA	756	54,625
JCDecaux SA	2,322	68,276
Kering	1,900	426,177
L’Oreal SA	7,550	1,376,103
Legrand SA	7,595	430,904
LVMH Moet Hennessy Louis Vuitton SE	9,013	1,718,523
Natixis SA	35,830	201,772
Orange SA	70,614	1,070,788

	Shares	Value
Orange SA ADR	5,000	$75,700
Pernod Ricard SA	4,932	533,741
Peugeot SA *	39,381	641,405
Publicis Groupe SA	6,839	471,238
Renault SA	8,071	716,840
Safran SA	10,480	753,762
Sanofi	28,559	2,309,429
Sartorius Stedim Biotech	804	50,725
Schneider Electric SE (LI)	219	15,061
Schneider Electric SE (XPAR)	13,766	956,303
SCOR SE	7,049	243,266
SEB SA	895	121,276
SFR Group SA *	2,897	81,674
Societe BIC SA	847	115,088
Societe Generale SA	22,997	1,131,149
Sodexo SA	3,285	377,162
Suez	13,474	198,532
Technip SA	6,324	450,470
Teleperformance	2,320	232,593
Thales SA	4,513	437,223
TOTAL SA	62,751	3,218,631
TOTAL SA ADR	6,755	344,302
Valeo SA	9,944	570,863
Veolia Environnement SA	11,918	202,509
Vinci SA	16,813	1,143,698
Vivendi SA	45,207	857,437
Zodiac Aerospace	6,374	146,162

		38,046,344

Germany - 7.8%

adidas AG	7,030	1,108,759
Allianz SE	12,451	2,054,887
Axel Springer SE	2,220	107,645
BASF SE	29,241	2,709,951
Bayer AG	25,722	2,679,806
Bayerische Motoren Werke AG	13,403	1,248,302
Beiersdorf AG	2,224	188,390
Brenntag AG	5,538	306,965
Commerzbank AG	39,559	301,194
Continental AG	3,468	668,134
Covestro AG ~	1,737	118,894
Daimler AG (XETR)	36,112	2,680,073
Deutsche Bank AG (NYSE) *	24,078	435,812
Deutsche Bank AG (XETR) *	15,177	275,301
Deutsche Boerse AG *	4,803	390,847
Deutsche Lufthansa AG	22,554	290,738
Deutsche Post AG	31,125	1,020,745
Deutsche Telekom AG	102,406	1,757,000
Deutsche Telekom AG ADR	11,200	191,520
Deutsche Wohnen AG	11,153	349,830
E.ON SE	163,724	1,151,789
Evonik Industries AG	2,228	66,414
Fielmann AG	616	40,651
Fraport AG Frankfurt Airport Services Worldwide	1,449	85,503
Fresenius Medical Care AG & Co KGaA	4,030	340,619
Fresenius Medical Care AG & Co KGaA ADR	4,434	187,159
Fresenius SE & Co KGaA	13,080	1,020,382
FUCHS PETROLUB SE	1,176	45,741
GEA Group AG	5,093	204,384
Hannover Rueck SE	2,161	233,447
HeidelbergCement AG	6,449	600,273
Henkel AG & Co KGaA	2,569	267,365
HOCHTIEF AG	1,132	158,042
Infineon Technologies AG	33,629	581,697
KION Group AG	2,010	111,598
LANXESS AG	4,669	305,741
LEG Immobilien AG *	2,256	174,974
Linde AG	4,906	804,768

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-93

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
MAN SE	926	$91,911
Merck KGaA	3,652	380,249
METRO AG	11,456	380,765
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,346	820,863
OSRAM Licht AG	2,683	140,496
ProSiebenSat.1 Media SE	7,048	271,291
Rational AG	81	36,125
RWE AG *	31,571	391,753
SAP SE	17,444	1,508,994
SAP SE ADR	6,224	537,940
Siemens AG	18,835	2,306,156
Symrise AG	3,473	211,012
Talanx AG *	2,345	78,320
Telefonica Deutschland Holding AG	25,888	110,656
thyssenkrupp AG	12,503	297,012
TUI AG	19,296	276,264
Uniper SE *	16,372	225,352
United Internet AG	3,874	151,173
Volkswagen AG	1,609	230,932
Vonovia SE	11,297	366,784
Wirecard AG	1,190	51,060
Zalando SE * ~	1,063	40,494

		34,170,942

Hong Kong - 2.7%

AIA Group Ltd	311,200	1,743,292
ASM Pacific Technology Ltd	6,400	67,682
BOC Hong Kong Holdings Ltd	122,500	436,290
Cathay Pacific Airways Ltd	86,000	112,861
Cheung Kong Infrastructure Holdings Ltd	14,000	111,193
Cheung Kong Property Holdings Ltd	74,280	453,627
Chinese Estates Holdings Ltd	5,500	9,550
Chow Tai Fook Jewellery Group Ltd	31,200	23,806
CK Hutchison Holdings Ltd	78,780	889,305
CLP Holdings Ltd	47,000	431,032
Dairy Farm International Holdings Ltd	8,700	62,553
First Pacific Co Ltd	44,000	30,694
Galaxy Entertainment Group Ltd	66,000	285,854
Haitong International Securities Group Ltd	74,000	42,182
Hang Lung Group Ltd	48,000	166,555
Hang Lung Properties Ltd	99,000	208,756
Hang Seng Bank Ltd	23,300	432,089
Henderson Land Development Co Ltd	49,052	259,975
HK Electric Investments & HK Electric Investments Ltd ~ >>	72,500	59,770
HKT Trust & HKT Ltd >>	142,000	173,929
Hong Kong & China Gas Co Ltd	219,511	387,699
Hong Kong Exchanges & Clearing Ltd	38,524	906,022
Hongkong Land Holdings Ltd	27,000	170,093
Hopewell Holdings Ltd	4,500	15,499
Hutchison Port Holdings Trust	211,000	91,557
Hysan Development Co Ltd	29,000	119,597
Kerry Properties Ltd	22,000	59,493
Kingston Financial Group Ltd	120,000	51,610
Li & Fung Ltd	404,000	177,056
Melco Crown Entertainment Ltd ADR	5,670	90,153
MTR Corp Ltd	37,090	179,821
New World Development Co Ltd	286,025	301,358
NWS Holdings Ltd	60,000	97,535
PCCW Ltd	180,000	97,305
Power Assets Holdings Ltd	37,500	329,890
Sands China Ltd	72,800	314,072
Shangri-La Asia Ltd (XHKG)	56,666	59,672
Sino Land Co Ltd	109,609	163,432
SJM Holdings Ltd	73,000	56,964
Sun Hung Kai Properties Ltd	41,492	522,487
Swire Pacific Ltd ‘A’	27,000	256,926
Swire Pacific Ltd ‘B’	40,000	68,644
Swire Properties Ltd	19,200	52,855

	Shares	Value
Techtronic Industries Co Ltd	50,500	$180,713
The Bank of East Asia Ltd	41,193	157,259
The Wharf Holdings Ltd	56,000	370,943
WH Group Ltd ~	413,500	333,321
Wheelock & Co Ltd	35,000	196,428
Xinyi Glass Holdings Ltd *	16,000	13,035
Yue Yuen Industrial Holdings Ltd	39,500	143,176

		11,965,610

Ireland - 0.8%

Bank of Ireland *	1,367,028	334,808
CRH PLC	1,776	61,259
CRH PLC ADR	28,160	968,141
Experian PLC	35,294	683,349
Glanbia PLC	8,299	137,853
James Hardie Industries PLC CDI	14,694	231,951
Kerry Group PLC ‘A’	6,215	444,217
Paddy Power Betfair PLC	2,924	311,134
Smurfit Kappa Group PLC	10,953	250,848

		3,423,560

Israel - 0.5%

Azrieli Group Ltd	1,350	58,591
Bank Hapoalim BM	41,896	248,674
Bank Leumi Le-Israel BM *	73,071	300,291
Bezeq The Israeli Telecommunication Corp Ltd	72,852	138,187
Delek Group Ltd	297	63,305
Elbit Systems Ltd (TLV)	906	91,523
Frutarom Industries Ltd	670	34,198
Israel Chemicals Ltd	32,707	133,529
Melisron Ltd	708	30,178
Mizrahi Tefahot Bank Ltd	9,252	135,122
Nice Ltd ADR	800	55,008
Teva Pharmaceutical Industries Ltd	275	9,902
Teva Pharmaceutical Industries Ltd ADR	21,778	789,453

		2,087,961

Italy - 1.6%

Assicurazioni Generali SPA	50,167	743,593
Atlantia SPA	13,447	314,611
Banca Mediolanum SPA	9,889	70,935
Davide Campari-Milano SPA	10,159	99,346
Enel SPA	213,230	937,295
Eni SPA	70,067	1,135,861
Eni SPA ADR	5,807	187,218
Ferrari NV	4,421	257,393
Intesa Sanpaolo SPA	335,751	850,505
Italgas SPA *	8,137	32,018
Leonardo-Finmeccanica SPA *	21,305	298,382
Luxottica Group SPA	4,744	254,973
Luxottica Group SPA ADR	1,300	69,810
Mediobanca SPA	23,557	192,303
PRADA SPA	17,300	58,479
Prysmian SPA	1,690	43,315
Recordati SPA	2,349	66,564
Snam SPA	40,686	167,335
Telecom Italia SPA *	389,168	343,611
Telecom Italia SPA ADR *	2,600	23,114
Terna Rete Elettrica Nazionale SPA	53,975	246,846
UniCredit SPA	249,410	716,238
UnipolSai SPA	57,578	122,809

		7,232,554

Japan - 23.0%

ABC-Mart Inc	300	16,972
Acom Co Ltd *	10,400	45,414
Advantest Corp	3,700	62,090
Aeon Co Ltd	29,500	416,941
AEON Financial Service Co Ltd	4,900	86,789

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-94

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Aeon Mall Co Ltd	2,370	$33,305
Ain Holdings Inc	100	6,609
Air Water Inc	12,000	216,164
Aisin Seiki Co Ltd	9,700	419,713
Ajinomoto Co Inc	19,000	382,328
Alfresa Holdings Corp	5,700	94,147
Alps Electric Co Ltd	9,300	223,460
Amada Holdings Co Ltd	10,800	120,318
ANA Holdings Inc	43,000	115,671
Aoyama Trading Co Ltd	2,100	72,974
Aozora Bank Ltd	31,000	109,531
Asahi Glass Co Ltd	54,000	366,371
Asahi Group Holdings Ltd	12,100	380,970
Asahi Intecc Co Ltd	1,000	40,420
Asahi Kasei Corp	57,000	495,972
Asics Corp	5,600	111,596
Astellas Pharma Inc	62,000	860,148
Azbil Corp	1,600	44,959
Bandai Namco Holdings Inc	6,200	170,655
Benesse Holdings Inc	3,500	96,162
Bridgestone Corp	23,800	856,342
Brother Industries Ltd	13,800	248,088
Calbee Inc	2,100	65,690
Calsonic Kansei Corp	10,000	153,274
Canon Inc	19,400	546,346
Canon Inc ADR	8,682	244,311
Canon Marketing Japan Inc	3,800	63,806
Casio Computer Co Ltd	12,800	180,392
Central Japan Railway Co	4,000	656,758
Chiyoda Corp	2,000	13,805
Chubu Electric Power Co Inc	17,400	242,128
Chugai Pharmaceutical Co Ltd	4,900	140,552
Citizen Watch Co Ltd	13,200	78,700
Coca-Cola East Japan Co Ltd	2,100	46,230
Coca-Cola West Co Ltd	2,500	73,597
COMSYS Holdings Corp	2,800	51,192
Concordia Financial Group Ltd	45,000	216,545
Cosmos Pharmaceutical Corp	300	55,230
Credit Saison Co Ltd	6,300	112,114
CyberAgent Inc	5,200	128,033
Dai Nippon Printing Co Ltd	29,000	286,133
Dai-ichi Life Holdings Inc	28,200	468,867
Daicel Corp	15,400	169,308
Daifuku Co Ltd	1,200	25,494
Daiichi Sankyo Co Ltd	15,600	318,540
Daiichikosho Co Ltd	2,400	94,726
Daikin Industries Ltd	7,500	687,067
Daito Trust Construction Co Ltd	2,300	345,777
Daiwa House Industry Co Ltd	19,100	520,864
Daiwa Securities Group Inc	49,000	301,729
DeNA Co Ltd	3,100	67,751
Denka Co Ltd	15,000	66,039
Denso Corp	12,000	519,077
Dentsu Inc	5,100	239,819
DIC Corp	7,600	230,320
Disco Corp	900	108,811
Don Quijote Holdings Co Ltd	3,600	132,859
Dowa Holdings Co Ltd	16,000	121,671
East Japan Railway Co	9,200	793,212
Ebara Corp	2,800	79,591
Eisai Co Ltd	6,400	366,767
Electric Power Development Co Ltd	4,800	110,167
Ezaki Glico Co Ltd	1,700	79,564
FamilyMart UNY Holdings Co Ltd	2,917	194,097
FANUC Corp	4,800	803,013
Fast Retailing Co Ltd	1,600	571,243
FP Corp	600	27,465
Fuji Electric Co Ltd	29,000	149,747
Fuji Heavy Industries Ltd	18,700	761,920
FUJIFILM Holdings Corp	10,800	408,950

	Shares	Value
Fujitsu General Ltd	3,000	$63,363
Fujitsu Ltd	88,000	487,304
Fukuoka Financial Group Inc	24,000	106,440
Furukawa Electric Co Ltd	2,100	61,282
Glory Ltd	1,700	53,571
GungHo Online Entertainment Inc *	7,100	15,086
Hakuhodo DY Holdings Inc	4,200	51,715
Hamamatsu Photonics KK	4,300	112,941
Hankyu Hanshin Holdings Inc	8,400	268,975
Haseko Corp	16,600	168,308
Heiwa Corp	2,000	45,693
Hikari Tsushin Inc	700	65,162
Hino Motors Ltd	15,100	153,417
Hirose Electric Co Ltd	720	89,039
Hisamitsu Pharmaceutical Co Inc	1,300	64,931
Hitachi Capital Corp	3,900	95,764
Hitachi Chemical Co Ltd	4,300	107,269
Hitachi Construction Machinery Co Ltd	3,600	77,828
Hitachi High-Technologies Corp	2,200	88,485
Hitachi Ltd	167,000	900,487
Hitachi Ltd ADR	3,200	172,800
Hitachi Metals Ltd	9,100	122,517
Hitachi Transport System Ltd	1,500	30,389
Hokkaido Electric Power Co Inc	3,000	23,383
Hokuhoku Financial Group Inc	4,200	72,357
Hokuriku Electric Power Co	6,600	73,821
Honda Motor Co Ltd	44,000	1,284,593
Honda Motor Co Ltd ADR	10,236	298,789
Horiba Ltd	300	13,855
Hoshizaki Corp	1,600	126,671
House Foods Group Inc	900	18,621
Hoya Corp	13,450	563,951
Hulic Co Ltd	10,300	91,386
Ibiden Co Ltd	6,400	85,833
Ichigo Inc	12,400	45,796
Idemitsu Kosan Co Ltd	4,600	122,016
IHI Corp *	80,000	207,192
Iida Group Holdings Co Ltd	5,300	100,473
Inpex Corp	12,800	127,946
Isetan Mitsukoshi Holdings Ltd	14,600	157,208
Isuzu Motors Ltd	28,900	365,427
Ito En Ltd	2,500	82,869
ITOCHU Corp	39,500	523,010
Itochu Techno-Solutions Corp	2,200	57,100
Izumi Co Ltd	1,500	64,496
J Front Retailing Co Ltd	13,600	183,106
Japan Airlines Co Ltd	3,600	105,051
Japan Airport Terminal Co Ltd	1,100	39,747
Japan Exchange Group Inc	17,300	246,737
Japan Tobacco Inc	35,700	1,171,804
JFE Holdings Inc	25,200	381,085
JGC Corp	7,000	126,814
JSR Corp	5,600	88,146
JTEKT Corp	12,600	200,917
JX Holdings Inc	95,200	402,260
K’s Holdings Corp	2,400	41,961
Kagome Co Ltd	2,300	57,444
Kajima Corp	31,333	216,421
Kakaku.com Inc	4,800	79,311
Kaken Pharmaceutical Co Ltd	1,600	84,732
Kamigumi Co Ltd	8,000	76,195
Kaneka Corp	15,000	122,009
Kansai Paint Co Ltd	5,300	97,486
Kao Corp	16,500	781,025
Kawasaki Heavy Industries Ltd	84,000	262,934
Kawasaki Kisen Kaisha Ltd	23,000	51,970
KDDI Corp	57,900	1,462,147
Keihan Holdings Co Ltd	30,000	196,782
Keikyu Corp	18,000	208,497
Keio Corp	18,000	147,855

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-95

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Keisei Electric Railway Co Ltd	3,000	$72,642
Kewpie Corp	3,200	77,612
Keyence Corp	1,140	780,045
Kikkoman Corp	3,000	95,719
Kinden Corp	6,200	77,177
Kintetsu Group Holdings Co Ltd	43,000	163,859
Kirin Holdings Co Ltd	28,100	456,097
Kobayashi Pharmaceutical Co Ltd	1,400	59,796
Kobe Steel Ltd *	18,700	177,803
Koito Manufacturing Co Ltd	3,600	190,116
Komatsu Ltd	28,200	638,734
Konami Holdings Corp	2,400	96,860
Konica Minolta Inc	19,400	192,267
Kose Corp	1,200	99,490
Kubota Corp	23,300	332,044
Kubota Corp ADR	1,400	99,540
Kuraray Co Ltd	13,300	199,441
Kurita Water Industries Ltd	3,700	81,402
Kyocera Corp	7,300	361,938
Kyocera Corp ADR	1,346	67,004
Kyowa Hakko Kirin Co Ltd	6,800	93,795
Kyudenko Corp	600	16,079
Kyushu Electric Power Co Inc	9,600	104,001
Kyushu Financial Group Inc	10,200	69,110
Lawson Inc	2,200	154,422
Lion Corp	7,000	114,740
LIXIL Group Corp	11,300	256,117
M3 Inc	6,800	170,959
Mabuchi Motor Co Ltd	1,100	57,160
Makita Corp	3,400	227,184
Makita Corp ADR	200	13,382
Marubeni Corp	76,400	432,124
Marui Group Co Ltd	4,800	69,934
Maruichi Steel Tube Ltd	1,600	51,994
Matsui Securities Co Ltd	3,100	26,660
Matsumotokiyoshi Holdings Co Ltd	2,300	113,151
Mazda Motor Corp	42,800	696,954
McDonald’s Holdings Co Japan Ltd	800	20,927
Mebuki Financial Group Inc	32,760	121,079
Medipal Holdings Corp	4,000	63,008
Megmilk Snow Brand Co Ltd	1,600	43,981
MEIJI Holdings Co Ltd	4,300	336,381
Minebea Co Ltd	18,000	167,962
Miraca Holdings Inc	2,200	98,397
MISUMI Group Inc	8,600	141,270
Mitsubishi Chemical Holdings Corp	120,700	780,405
Mitsubishi Corp	42,500	902,642
Mitsubishi Electric Corp	59,000	820,641
Mitsubishi Estate Co Ltd	32,000	635,670
Mitsubishi Gas Chemical Co Inc	10,500	178,914
Mitsubishi Heavy Industries Ltd	119,000	540,979
Mitsubishi Logistics Corp	3,000	42,295
Mitsubishi Materials Corp	6,800	207,993
Mitsubishi Motors Corp	42,400	241,028
Mitsubishi Tanabe Pharma Corp	7,400	144,891
Mitsubishi UFJ Financial Group Inc	291,200	1,795,924
Mitsubishi UFJ Financial Group Inc ADR	67,980	418,757
Mitsubishi UFJ Lease & Finance Co Ltd	42,600	219,719
Mitsui & Co Ltd	40,700	557,684
Mitsui & Co Ltd ADR	300	82,500
Mitsui Chemicals Inc	66,000	295,716
Mitsui Fudosan Co Ltd	22,000	509,311
Mitsui OSK Lines Ltd	36,000	99,362
Miura Co Ltd	1,300	19,722
Mizuho Financial Group Inc	518,000	929,569
Mizuho Financial Group Inc ADR	78,132	280,494
MonotaRO Co Ltd	1,200	24,470
Morinaga & Co Ltd	400	16,640
MS&AD Insurance Group Holdings Inc	14,500	449,029
Murata Manufacturing Co Ltd	6,700	894,696

	Shares	Value
Nabtesco Corp	5,600	$129,813
Nagoya Railroad Co Ltd	25,000	120,705
Nankai Electric Railway Co Ltd	21,000	106,400
NEC Corp	190,000	502,536
Nexon Co Ltd	3,300	47,689
NGK Insulators Ltd	9,300	180,019
NGK Spark Plug Co Ltd	8,800	195,050
NH Foods Ltd	7,000	188,836
NHK Spring Co Ltd	7,900	75,132
Nichirei Corp	4,500	93,043
Nidec Corp	4,800	413,235
Nidec Corp ADR	6,032	129,266
Nifco Inc	2,200	115,916
Nihon Kohden Corp	2,500	55,216
Nihon M&A Center Inc	2,600	72,010
Nikon Corp	12,400	192,577
Nintendo Co Ltd	2,500	519,688
Nippo Corp	3,000	55,891
Nippon Electric Glass Co Ltd	21,000	113,305
Nippon Express Co Ltd	27,000	144,970
Nippon Kayaku Co Ltd	3,000	36,992
Nippon Paint Holdings Co Ltd	2,000	54,289
Nippon Paper Industries Co Ltd	3,900	65,890
Nippon Shinyaku Co Ltd	1,100	54,142
Nippon Shokubai Co Ltd	1,000	62,277
Nippon Steel & Sumitomo Metal Corp	23,563	521,893
Nippon Telegraph & Telephone Corp	14,600	614,589
Nippon Telegraph & Telephone Corp ADR	4,100	172,487
Nippon Yusen KK	96,000	177,781
Nipro Corp	9,300	101,480
Nishi-Nippon Railroad Co Ltd	10,000	45,672
Nissan Chemical Industries Ltd	4,000	133,335
Nissan Motor Co Ltd	102,600	1,029,195
Nisshin Seifun Group Inc	4,840	72,522
Nisshinbo Holdings Inc	4,000	38,515
Nissin Foods Holdings Co Ltd	1,000	52,454
Nitori Holdings Co Ltd	2,500	285,037
Nitto Denko Corp	5,500	421,086
NOK Corp	6,800	137,534
Nomura Holdings Inc	73,700	435,726
Nomura Holdings Inc ADR	19,971	117,829
Nomura Real Estate Holdings Inc	7,900	134,063
Nomura Research Institute Ltd	5,082	154,450
NSK Ltd	27,500	317,611
NTN Corp	15,000	60,513
NTT Data Corp	4,500	217,402
NTT DOCOMO Inc	32,300	734,672
NTT DOCOMO Inc ADR	11,400	259,350
NTT Urban Development Corp	4,100	36,146
Obayashi Corp	35,000	334,157
Obic Co Ltd	1,600	69,786
Odakyu Electric Railway Co Ltd	7,500	148,200
Oji Holdings Corp	53,000	215,530
Olympus Corp	8,800	303,202
Omron Corp	6,900	263,683
Ono Pharmaceutical Co Ltd	9,200	200,510
Oracle Corp Japan	1,100	55,335
Orient Corp *	20,800	37,722
Oriental Land Co Ltd	6,100	344,294
Osaka Gas Co Ltd	44,000	168,831
Otsuka Corp	2,300	107,282
Otsuka Holdings Co Ltd	9,100	396,400
Panasonic Corp	63,600	645,041
Panasonic Corp ADR	13,000	132,080
Park24 Co Ltd	3,000	81,238
Pigeon Corp	2,500	63,745
Pilot Corp	500	20,613
Pola Orbis Holdings Inc	200	16,489
Rakuten Inc	22,800	223,391
Recruit Holdings Co Ltd	10,900	436,833

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-96

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Resona Holdings Inc	100,300	$514,039
Resorttrust Inc	2,100	38,679
Ricoh Co Ltd	38,100	321,860
Rinnai Corp	1,100	88,510
Rohm Co Ltd	4,300	246,704
Rohto Pharmaceutical Co Ltd	4,000	62,741
Ryohin Keikaku Co Ltd	800	156,587
Sankyo Co Ltd	1,700	54,811
Santen Pharmaceutical Co Ltd	17,500	213,523
Sanwa Holdings Corp	6,500	61,821
Sapporo Holdings Ltd	3,700	95,061
Sawai Pharmaceutical Co Ltd	1,500	80,406
SBI Holdings Inc	12,620	160,349
SCREEN Holdings Co Ltd	1,200	74,170
SCSK Corp	2,100	73,280
Secom Co Ltd	5,400	394,546
Sega Sammy Holdings Inc	6,800	101,048
Seibu Holdings Inc	5,400	96,681
Seiko Epson Corp	15,700	331,467
Seino Holdings Co Ltd	4,800	53,186
Sekisui Chemical Co Ltd	19,400	308,820
Sekisui House Ltd	15,900	264,167
Seven & i Holdings Co Ltd	23,400	889,883
Seven Bank Ltd	18,900	54,042
Sharp Corp *	29,000	67,099
Shikoku Electric Power Co Inc	8,700	87,917
Shimadzu Corp	6,000	95,322
Shimamura Co Ltd	700	87,278
Shimano Inc	2,000	313,266
Shimizu Corp	20,000	182,559
Shin-Etsu Chemical Co Ltd	9,800	758,412
Shinsei Bank Ltd	85,000	142,234
Shionogi & Co Ltd	7,700	368,006
Shiseido Co Ltd	11,900	300,760
Showa Denko KK	7,900	112,845
Showa Shell Sekiyu KK	11,900	110,556
SKY Perfect JSAT Holdings Inc	10,600	48,700
Skylark Co Ltd	4,000	52,749
SMC Corp	1,200	285,509
SoftBank Group Corp	31,000	2,051,394
Sohgo Security Services Co Ltd	1,900	72,929
Sojitz Corp	41,800	101,204
Sompo Holdings Inc	11,550	390,058
Sony Corp	15,700	438,688
Sony Corp ADR	23,760	665,993
Sony Financial Holdings Inc	8,100	126,266
Sotetsu Holdings Inc	12,000	59,143
Square Enix Holdings Co Ltd	3,800	97,428
Stanley Electric Co Ltd	4,600	125,316
Start Today Co Ltd	5,400	93,022
Sugi Holdings Co Ltd	1,100	52,186
Sumco Corp	7,800	100,279
Sumitomo Chemical Co Ltd	132,000	625,723
Sumitomo Corp	30,800	361,574
Sumitomo Dainippon Pharma Co Ltd	4,800	82,389
Sumitomo Electric Industries Ltd	30,700	442,059
Sumitomo Forestry Co Ltd	8,100	106,979
Sumitomo Heavy Industries Ltd	28,000	179,792
Sumitomo Metal Mining Co Ltd	26,000	331,700
Sumitomo Mitsui Financial Group Inc	35,400	1,348,137
Sumitomo Mitsui Financial Group Inc ADR	12,900	98,556
Sumitomo Mitsui Trust Holdings Inc	10,100	361,365
Sumitomo Realty & Development Co Ltd	9,000	238,926
Sumitomo Rubber Industries Ltd	13,600	215,184
Sundrug Co Ltd	1,000	69,141
Suntory Beverage & Food Ltd	4,600	190,539
Suruga Bank Ltd	4,000	89,310
Suzuken Co Ltd	3,800	124,118
Suzuki Motor Corp	12,000	421,306
Sysmex Corp	4,600	265,785

	Shares	Value
T&D Holdings Inc	24,000	$316,738
Taiheiyo Cement Corp	91,000	286,891
Taisei Corp	32,000	223,455
Taiyo Nippon Sanso Corp	10,000	115,521
Takara Holdings Inc	5,900	54,181
Takashimaya Co Ltd	18,000	148,171
Takeda Pharmaceutical Co Ltd	20,100	833,869
TDK Corp	6,300	431,980
Teijin Ltd	10,200	206,098
Temp Holdings Co Ltd	3,700	57,219
Terumo Corp	8,300	305,982
The Bank of Kyoto Ltd	16,000	118,601
The Chiba Bank Ltd	31,000	190,034
The Chugoku Bank Ltd	7,900	113,299
The Chugoku Electric Power Co Inc	6,800	79,591
The Gunma Bank Ltd	16,000	87,435
The Hachijuni Bank Ltd	19,000	109,941
The Hiroshima Bank Ltd	21,000	97,856
The Iyo Bank Ltd	6,100	41,983
The Kansai Electric Power Co Inc *	19,000	207,131
The Shizuoka Bank Ltd	20,000	167,851
The Yokohama Rubber Co Ltd	7,100	126,914
THK Co Ltd	5,500	121,460
TIS Inc	3,000	64,121
Tobu Railway Co Ltd	22,000	109,062
Toho Co Ltd	2,100	59,239
Toho Gas Co Ltd	13,000	105,584
Tohoku Electric Power Co Inc	11,300	142,447
Tokio Marine Holdings Inc	18,200	745,163
Tokyo Century Corp	2,400	81,890
Tokyo Electric Power Co Holdings Inc *	32,700	131,608
Tokyo Electron Ltd	4,200	395,007
Tokyo Gas Co Ltd	64,000	288,905
Tokyo Tatemono Co Ltd	6,900	92,118
Tokyu Corp	30,000	220,145
Tokyu Fudosan Holdings Corp	28,900	170,208
TonenGeneral Sekiyu KK	11,000	115,832
Toppan Printing Co Ltd	23,000	219,310
Toray Industries Inc	45,000	363,399
Toshiba Corp *	94,000	227,061
Tosoh Corp	39,000	275,105
TOTO Ltd	7,000	276,490
Toyo Seikan Group Holdings Ltd	5,600	104,136
Toyo Suisan Kaisha Ltd	2,000	72,359
Toyoda Gosei Co Ltd	4,500	105,026
Toyota Boshoku Corp	4,600	105,451
Toyota Motor Corp	51,432	3,015,376
Toyota Motor Corp ADR	18,708	2,192,578
Toyota Tsusho Corp	16,400	426,272
Trend Micro Inc *	4,600	163,271
Tsumura & Co	2,200	60,552
Tsuruha Holdings Inc	1,100	104,107
Ube Industries Ltd	64,000	133,735
Unicharm Corp	13,200	288,291
USS Co Ltd	8,500	135,029
Welcia Holdings Co Ltd	800	48,692
West Japan Railway Co	4,400	269,526
Yahoo Japan Corp	55,800	213,712
Yakult Honsha Co Ltd	1,700	78,653
Yamada Denki Co Ltd	29,000	156,149
Yamaguchi Financial Group Inc	10,000	108,871
Yamaha Corp	4,600	140,266
Yamaha Motor Co Ltd	16,100	353,058
Yamato Holdings Co Ltd	10,300	208,791
Yamazaki Baking Co Ltd	5,000	96,397
Yaskawa Electric Corp	10,800	167,453
Yokogawa Electric Corp	12,100	174,692
Zenkoku Hosho Co Ltd	1,800	57,701
Zensho Holdings Co Ltd	2,100	34,543
Zeon Corp	6,000	59,092

		101,560,150

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-97

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Jordan - 0.0%

Hikma Pharmaceuticals PLC	7,077	$164,948

Luxembourg - 0.3%

ArcelorMittal *	16,891	124,107
ArcelorMittal ‘NY’ *	40,955	298,972
Eurofins Scientific SE	238	101,398
L’Occitane International SA	7,500	14,198
Millicom International Cellular SA SDR	3,814	162,531
RTL Group SA *	1,445	105,865
SES SA ‘A’ FDR	11,411	251,074
Tenaris SA	6,200	110,673
Tenaris SA ADR	2,949	105,309

		1,274,127

Macau - 0.0%

MGM China Holdings Ltd	21,200	43,792
Wynn Macau Ltd	68,400	108,128

		151,920

Mexico - 0.0%

Fresnillo PLC	5,039	74,851

Netherlands - 3.3%

Aegon NV	29,578	162,491
Aegon NV ‘NY’	43,292	239,405
Akzo Nobel NV	10,723	670,046
Altice NV ‘A’ *	11,187	221,389
Altice NV ‘B’ *	1,590	31,638
ASML Holding NV	3,752	420,488
ASML Holding NV ‘NY’	5,067	568,517
Boskalis Westminster	3,870	134,258
Gemalto NV (AMS)	2,743	158,412
GrandVision NV ~	1,968	43,272
Heineken NV	6,855	513,699
ING Groep NV	59,515	837,897
ING Groep NV ADR	43,062	607,174
Koninklijke Ahold Delhaize NV	41,803	880,497
Koninklijke Ahold Delhaize NV ADR	6,039	126,759
Koninklijke DSM NV	6,599	395,460
Koninklijke KPN NV	178,535	527,950
Koninklijke Philips NV	9,808	299,849
Koninklijke Philips NV ‘NY’	21,242	649,368
Koninklijke Vopak NV	4,331	204,337
NN Group NV	12,755	431,789
Randstad Holding NV	5,170	280,046
Royal Dutch Shell PLC ‘A’	25,792	711,950
Royal Dutch Shell PLC ‘A’ ADR	35,394	1,924,726
Royal Dutch Shell PLC ‘B’	20,324	583,947
Royal Dutch Shell PLC ‘B’ ADR	42,990	2,492,130
Wolters Kluwer NV	15,308	553,677

		14,671,171

New Zealand - 0.2%

Auckland International Airport Ltd	32,298	140,092
Contact Energy Ltd	10,989	35,535
Fisher & Paykel Healthcare Corp Ltd	13,184	77,978
Fletcher Building Ltd (NZX)	32,204	236,627
Mercury NZ Ltd	2,927	6,013
Meridian Energy Ltd	31,288	56,442
Ryman Healthcare Ltd	10,920	61,487
Spark New Zealand Ltd (NZX)	74,778	176,941

		791,115

Norway - 0.7%

Aker ASA ‘A’	303	11,320
Aker BP ASA	6,309	112,735
DNB ASA	30,105	446,917

	Shares	Value
Gjensidige Forsikring ASA	6,612	$104,824
Leroy Seafood Group ASA	1,500	83,510
Marine Harvest ASA *	12,980	234,685
Norsk Hydro ASA	38,030	181,507
Orkla ASA	14,967	135,432
Salmar ASA	1,238	36,968
Schibsted ASA ‘A’	3,309	75,734
Schibsted ASA ‘B’	1,909	40,402
Statoil ASA	44,533	812,802
Storebrand ASA *	17,962	95,414
Telenor ASA	24,500	365,704
TGS Nopec Geophysical Co ASA	6,650	147,422
Yara International ASA	5,618	221,007

		3,106,383

Portugal - 0.2%

EDP - Energias de Portugal SA	95,163	289,633
Galp Energia SGPS SA	17,250	257,167
Jeronimo Martins SGPS SA	9,872	153,111

		699,911

Singapore - 1.0%

CapitaLand Ltd	79,700	165,626
City Developments Ltd	25,000	142,669
ComfortDelGro Corp Ltd	84,531	143,641
DBS Group Holdings Ltd	54,897	654,967
Genting Singapore PLC	129,000	80,289
Global Logistic Properties Ltd	76,000	115,080
Golden Agri-Resources Ltd	342,000	101,258
Great Eastern Holdings Ltd	2,000	28,072
Jardine Cycle & Carriage Ltd	4,422	125,585
Keppel Corp Ltd	78,100	310,833
Olam International Ltd	8,200	11,155
Oversea-Chinese Banking Corp Ltd	79,818	490,214
SATS Ltd	18,300	61,289
Sembcorp Industries Ltd	49,100	96,290
Singapore Airlines Ltd	39,600	263,811
Singapore Exchange Ltd	36,600	180,482
Singapore Press Holdings Ltd	28,000	68,092
Singapore Technologies Engineering Ltd	49,400	109,722
Singapore Telecommunications Ltd	250,100	627,359
StarHub Ltd	25,800	49,945
United Industrial Corp Ltd	9,000	17,215
United Overseas Bank Ltd	36,267	509,511
UOL Group Ltd	14,000	57,716
Wilmar International Ltd	49,000	121,052

		4,531,873

South Africa - 0.1%

Investec PLC	22,504	147,595
Mediclinic International PLC	10,211	96,993
Mondi PLC	11,390	232,609

		477,197

Spain - 2.8%

Abertis Infraestructuras SA	22,218	310,419
ACS Actividades de Construccion y Servicios SA	8,395	264,926
Aena SA ~	2,306	314,172
Amadeus IT Group SA	14,883	675,005
Banco Bilbao Vizcaya Argentaria SA	157,672	1,062,540
Banco Bilbao Vizcaya Argentaria SA ADR	8,210	55,582
Banco de Sabadell SA	219,428	304,912
Banco Popular Espanol SA	55,243	53,227
Banco Santander SA	437,726	2,277,169
Bankia SA	126,975	129,393
Bankinter SA	24,765	191,519
CaixaBank SA (SIBE)	124,372	409,902
EDP Renovaveis SA	9,060	57,541
Enagas SA	10,982	278,319

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-98

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Endesa SA	13,734	$290,448
Ferrovial SA	17,851	318,359
Gamesa Corp Tecnologica SA	4,602	93,042
Gas Natural SDG SA	14,015	263,668
Grifols SA	7,885	156,528
Iberdrola SA	156,762	1,026,459
Industria de Diseno Textil SA	32,653	1,112,356
Mapfre SA	66,406	202,279
Red Electrica Corp SA	16,264	306,416
Repsol SA	43,790	615,387
Repsol SA ADR	6,240	87,984
Telefonica SA	123,848	1,143,409
Telefonica SA ADR	31,250	287,500

		12,288,461

Sweden - 2.6%

AAK AB	373	24,528
Alfa Laval AB	9,271	152,928
Assa Abloy AB ‘B’	30,087	556,719
Atlas Copco AB ‘A’	22,214	673,896
Atlas Copco AB ‘B’	12,561	341,501
Axfood AB	5,116	80,336
BillerudKorsnas AB	8,742	146,412
Boliden AB	15,642	406,301
Castellum AB	5,349	73,282
Electrolux AB ‘B’	8,835	218,764
Elekta AB ‘B’	7,910	69,834
Fabege AB	1,447	23,591
Fastighets AB Balder ‘B’ *	3,030	61,132
Fingerprint Cards AB ‘B’ *	10,635	72,985
Getinge AB ‘B’	8,914	142,829
Hennes & Mauritz AB ‘B’	29,414	815,389
Hexagon AB ‘B’	6,524	232,358
Hexpol AB	12,170	112,506
Holmen AB ‘B’	1,190	42,598
Hufvudstaden AB ‘A’	6,211	98,004
Husqvarna AB ‘B’	17,510	135,862
ICA Gruppen AB	2,496	75,973
Lundin Petroleum AB *	4,805	104,132
NCC AB ‘B’	4,516	111,550
Nibe Industrier AB ‘B’	12,470	98,058
Nordea Bank AB	77,244	855,912
Saab AB ‘B’	2,961	110,427
Sandvik AB	43,593	537,766
Securitas AB ‘B’	14,287	224,104
Skandinaviska Enskilda Banken AB ‘A’	43,297	452,462
Skanska AB ‘B’	11,694	275,328
SKF AB ‘B’	16,516	302,840
SSAB AB ‘B’ *	7,926	24,949
Svenska Cellulosa AB SCA ‘A’	303	8,502
Svenska Cellulosa AB SCA ‘B’	16,686	469,653
Svenska Handelsbanken AB ‘A’	39,153	542,287
Swedbank AB ‘A’	23,208	559,184
Swedish Match AB	5,904	187,322
Tele2 AB ‘B’	16,771	134,101
Telefonaktiebolaget LM Ericsson ‘A’	2,470	14,349
Telefonaktiebolaget LM Ericsson ‘B’	73,146	428,706
Telefonaktiebolaget LM Ericsson ADR	10,502	61,227
Telia Co AB	81,601	327,807
Trelleborg AB ‘B’	10,588	207,917
Volvo AB ‘A’	10,757	126,164
Volvo AB ‘B’	52,008	605,478

		11,327,953

Switzerland - 7.9%

ABB Ltd	44,049	926,866
ABB Ltd ADR	16,918	356,462
Actelion Ltd	3,203	692,195
Adecco Group AG	10,075	657,663
Baloise Holding AG	1,773	223,105

	Shares	Value
Banque Cantonale Vaudoise	124	$78,500
Barry Callebaut AG	88	107,511
Chocoladefabriken Lindt & Spruengli AG	3	182,266
Cie Financiere Richemont SA ‘A’	13,164	870,016
Clariant AG	15,738	271,249
Coca-Cola HBC AG	9,288	202,249
Credit Suisse Group AG	44,566	636,894
Credit Suisse Group AG ADR	7,553	108,084
Dufry AG *	1,756	218,576
EMS-Chemie Holding AG	226	114,770
Flughafen Zuerich AG	588	108,961
Galenica AG	176	198,325
Geberit AG	1,232	493,240
Givaudan SA	337	616,768
Glencore PLC *	393,222	1,328,651
Helvetia Holding AG	126	67,794
Julius Baer Group Ltd	9,896	438,410
Kuehne + Nagel International AG	1,712	225,982
LafargeHolcim Ltd (XPAR)	2,012	105,536
LafargeHolcim Ltd (XVTX)	13,404	703,604
Lonza Group AG	1,770	305,907
Nestle SA	92,956	6,659,142
Novartis AG	42,320	3,077,656
Novartis AG ADR	15,494	1,128,583
Partners Group Holding AG	509	238,282
Roche Holding AG (XSWX)	754	175,974
Roche Holding AG (XVTX)	22,094	5,036,384
Schindler Holding AG	830	144,875
SGS SA	177	359,622
Sika AG	116	556,551
Sonova Holding AG	2,178	263,515
STMicroelectronics NV	23,873	270,587
STMicroelectronics NV ‘NY’	2,700	30,645
Straumann Holding AG	282	109,885
Swiss Life Holding AG	1,406	397,165
Swiss Re AG	9,236	873,844
Swisscom AG	1,126	503,315
Syngenta AG	1,540	608,458
Syngenta AG ADR	8,248	652,004
The Swatch Group AG	1,485	460,889
The Swatch Group AG - Registered	2,304	140,609
UBS Group AG (NYSE) *	49,990	783,343
UBS Group AG (XVTX)	39,086	611,127
Wolseley PLC	9,364	571,636
Zurich Insurance Group AG	4,196	1,153,144

		35,046,819

United Kingdom - 14.5%

Aberdeen Asset Management PLC	43,077	136,200
Admiral Group PLC	7,158	160,977
Anglo American PLC *	55,783	788,149
Ashtead Group PLC	23,838	463,420
Associated British Foods PLC	8,330	281,071
AstraZeneca PLC ADR	82,769	2,261,249
Auto Trader Group PLC ~	25,026	125,819
Aviva PLC	96,901	577,203
Aviva PLC ADR	23,289	275,043
Babcock International Group PLC	20,329	238,447
BAE Systems PLC	117,767	856,583
Barclays PLC	41,798	114,708
Barclays PLC ADR	107,939	1,187,329
Barratt Developments PLC	40,093	227,933
Berkeley Group Holdings PLC	7,370	254,772
BP PLC ADR	92,279	3,449,389
British American Tobacco PLC	21,380	1,211,719
British American Tobacco PLC ADR	19,956	2,248,443
BT Group PLC	269,180	1,215,159
BT Group PLC ADR	7,614	175,350
Bunzl PLC	10,216	265,221
Burberry Group PLC	20,569	379,064

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-99

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Capita PLC *	18,458	$120,689
Centrica PLC	206,142	593,698
CNH Industrial NV	36,279	314,793
Coca-Cola European Partners PLC	1,880	59,335
Compass Group PLC	52,665	973,330
Croda International PLC	5,375	211,396
DCC PLC	3,497	259,935
Diageo PLC ADR	18,909	1,965,402
Direct Line Insurance Group PLC	72,189	328,543
Dixons Carphone PLC	40,603	177,333
DS Smith PLC	42,859	215,220
easyJet PLC	6,918	85,572
Fiat Chrysler Automobiles NV	69,706	634,103
G4S PLC	77,242	223,258
GKN PLC	87,100	355,010
GlaxoSmithKline PLC	1,836	35,267
GlaxoSmithKline PLC ADR	78,775	3,033,625
Halma PLC	19,117	211,500
Hargreaves Lansdown PLC	9,308	138,506
HSBC Holdings PLC	23,471	189,378
HSBC Holdings PLC ADR	106,851	4,293,273
Imperial Brands PLC	30,400	1,324,848
Informa PLC	38,062	318,814
Inmarsat PLC	22,399	207,249
InterContinental Hotels Group PLC	2,224	99,444
InterContinental Hotels Group PLC ADR	3,869	171,513
International Consolidated Airlines Group SA	30,860	167,212
Intertek Group PLC	7,354	315,178
ITV PLC	129,377	328,489
J Sainsbury PLC	106,959	328,733
Johnson Matthey PLC	10,498	410,758
Just Eat PLC *	7,168	51,506
Kingfisher PLC	91,929	396,065
Legal & General Group PLC	294,242	896,371
Liberty Global PLC ‘A’ *	512	15,662
Liberty Global PLC ‘C’ *	1,264	37,541
Liberty Global PLC LiLAC ‘A’ *	63	1,384
Liberty Global PLC LiLAC ‘C’ *	157	3,324
Lloyds Banking Group PLC	710,710	545,737
Lloyds Banking Group PLC ADR	245,397	760,731
London Stock Exchange Group PLC	6,199	221,559
Marks & Spencer Group PLC	74,083	319,126
Meggitt PLC	32,514	183,613
Merlin Entertainments PLC ~	34,483	190,363
Micro Focus International PLC	9,427	253,172
National Grid PLC	33,955	396,721
National Grid PLC ADR	14,124	823,853
Next PLC	4,631	284,092
Old Mutual PLC (LI)	226,247	576,923
Pearson PLC	4,231	42,452
Pearson PLC ADR	25,584	255,584
Pennon Group PLC	12,579	128,026
Persimmon PLC	14,548	317,403
Petrofac Ltd	697	7,459
Provident Financial PLC	7,152	250,122
Prudential PLC	10,345	206,460
Prudential PLC ADR	30,678	1,220,678
Randgold Resources Ltd	2,547	195,679
Reckitt Benckiser Group PLC	18,647	1,579,549
RELX NV	36,313	610,780
RELX NV ADR	3,798	63,655
RELX PLC	4,850	86,429
RELX PLC ADR	36,088	648,501
Rentokil Initial PLC	39,542	108,178
Rightmove PLC	3,049	146,463
Rio Tinto Ltd	11,146	477,507
Rio Tinto PLC	309	11,797
Rio Tinto PLC ADR	35,633	1,370,445
Rolls-Royce Holdings PLC *	91,186	748,956

	Shares	Value
Royal Bank of Scotland Group PLC *	16,107	$44,506
Royal Bank of Scotland Group PLC ADR *	39,741	219,768
Royal Mail PLC	36,095	205,178
RSA Insurance Group PLC	31,207	225,043
Schroders PLC	4,696	172,474
Schroders PLC - Non-Voting	1,879	51,718
Severn Trent PLC	8,606	235,191
Sky PLC	34,952	426,097
Sky PLC ADR	1,754	85,981
Smith & Nephew PLC	19,163	287,622
Smith & Nephew PLC ADR	8,397	252,582
Smiths Group PLC	18,058	314,337
SSE PLC	52,998	1,011,947
St James’s Place PLC	21,935	273,612
Standard Chartered PLC *	100,732	821,461
Standard Life PLC	84,646	387,610
Subsea 7 SA *	10,417	131,559
Taylor Wimpey PLC	138,580	261,373
Tesco PLC *	396,542	1,011,102
The Sage Group PLC	45,219	364,511
The Weir Group PLC	3,174	73,761
Travis Perkins PLC	8,689	155,326
Unilever NV ‘NY’	36,619	1,503,576
Unilever NV CVA	15,780	648,224
Unilever PLC	2,665	107,772
Unilever PLC ADR	39,635	1,613,145
United Utilities Group PLC	16,403	181,816
Vodafone Group PLC	463,758	1,141,251
Vodafone Group PLC ADR	35,218	860,376
Whitbread PLC	6,839	318,138
Wm Morrison Supermarkets PLC	106,722	303,120
Worldpay Group PLC ~	30,800	102,259
WPP PLC	18,991	422,615
WPP PLC ADR	3,554	393,286

		64,026,855

United States - 0.6%

Carnival PLC	1,157	58,624
Carnival PLC ADR	5,652	289,326
QIAGEN NV (XETR) *	4,796	134,400
Samsonite International SA	57,000	162,255
Shire PLC	11,711	668,689
Shire PLC ADR	3,160	538,401
Tahoe Resources Inc (NYSE)	4,342	40,902
Tahoe Resources Inc (TSE)	4,547	42,840
Thomson Reuters Corp (NYSE)	4,579	200,469
Thomson Reuters Corp (TSE)	5,700	249,456
Valeant Pharmaceuticals International Inc (NYSE) *	17,960	260,779
Valeant Pharmaceuticals International Inc (TSE) *	4,900	71,056

		2,717,197

Total Common Stocks (Cost $429,003,572)		435,107,759

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-100

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.4%

Repurchase Agreement - 0.4%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $1,948,233; collateralized by U.S. Treasury Notes: 2.250% due 11/15/24 and value $1,991,270)	$1,948,227	$1,948,227

Total Short-Term Investment (Cost $1,948,227)		1,948,227

TOTAL INVESTMENTS - 99.5% (Cost $433,981,520)		439,189,397

OTHER ASSETS & LIABILITIES, NET - 0.5%		1,998,926

NET ASSETS - 100.0%		$441,188,323

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	22.3%
Consumer, Non-Cyclical	21.1%
Consumer, Cyclical	14.0%
Industrial	12.9%
Basic Materials	8.8%
Communications	6.7%
Energy	6.5%
Utilities	3.4%
Others (each less than 3.0%)	3.8%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	As of December 31, 2016, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	23.0%
United Kingdom	14.5%
Canada	9.0%
France	8.6%
Germany	8.3%
Switzerland	7.9%
Australia	6.3%
Netherlands	3.3%
Others (each less than 3.0%)	18.6%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-101

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$16,226	$16,226	$-	$-
	Preferred Stocks	2,117,185	-	2,117,185	-
	Common Stocks
	Australia	27,757,479	2,502,208	25,255,271	-
	Austria	754,006	-	754,006	-
	Belgium	5,624,340	3,166,412	2,457,928	-
	Bermuda	19,132	19,132	-	-
	Canada	39,716,466	39,716,466	-	-
	Chile	193,918	-	193,918	-
	Denmark	6,839,900	840,343	5,999,557	-
	Finland	4,364,616	84,444	4,280,172	-
	France	38,046,344	420,002	37,626,342	-
	Germany	34,170,942	1,398,172	32,772,770	-
	Hong Kong	11,965,610	152,706	11,812,904	-
	Ireland	3,423,560	1,550,211	1,873,349	-
	Israel	2,087,961	844,461	1,243,500	-
	Italy	7,232,554	670,373	6,562,181	-
	Japan	101,560,150	5,445,716	96,114,434	-
	Jordan	164,948	-	164,948	-
	Luxembourg	1,274,127	418,479	855,648	-
	Macau	151,920	-	151,920	-
	Mexico	74,851	-	74,851	-
	Netherlands	14,671,171	6,608,079	8,063,092	-
	New Zealand	791,115	-	791,115	-
	Norway	3,106,383	-	3,106,383	-
	Portugal	699,911	-	699,911	-
	Singapore	4,531,873	89,659	4,442,214	-
	South Africa	477,197	-	477,197	-
	Spain	12,288,461	431,066	11,857,395	-
	Sweden	11,327,953	61,227	11,266,726	-
	Switzerland	35,046,819	3,059,121	31,987,698	-
	United Kingdom	64,026,855	29,190,688	34,836,167	-
	United States	2,717,197	1,693,229	1,023,968	-

	Total Common Stocks	435,107,759	98,362,194	336,745,565	-

	Short-Term Investment	1,948,227	-	1,948,227	-

	Total	$439,189,397	$98,378,420	$340,810,977	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

B-102

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2016

Explanation of Symbols:
*	Non-income producing investments.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2016.
±	The security is a perpetual bond and has no definitive maturity date.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for futures contracts as of December 31, 2016.
+	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the “Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).
>>	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

Other Abbreviations:
ADR	American Depositary Receipt
CDI	Crest Depository Interest
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
‘NY’	New York Shares
PIK	Payment In Kind
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk (See Note 4 in Notes to Financial Statements under Investments and Risks -Foreign and Emerging Markets Investments).

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

The descriptions of the companies shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

B-103

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	PD 1-3 Year Corporate Bond Portfolio	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Growth Index Portfolio
ASSETS
Investments, at value	$173,956,905	$892,363,741	$154,533,173	$466,770,535	$551,737,965	$136,390,507
Repurchase agreements, at value	-	-	-	3,402,762	12,647,870	1,339,089
Cash	-	4,688	201,152	1,776	2,111	-
Cash (segregated for derivative investments)	-	-	-	-	-	70,000
Receivables:
Dividends and interest	1,398,170	5,100,252	2,530,015	409,321	1,038,140	87,638
Fund shares sold	4,169	42,497	286	3,572	-	-
Securities sold	4,954,008	1,997,756	156,938	-	-	-
Prepaid expenses and other assets	129	646	111	340	404	93
Total Assets	180,313,381	899,509,580	157,421,675	470,588,306	565,426,490	137,887,327
LIABILITIES
Payables:
Fund shares redeemed	-	-	1,322	-	162,132	76,552
Securities purchased	5,014,181	30,312,467	519,672	241,463	293,972	-
Variation margin	-	-	-	23,270	52,470	5,985
Accrued advisory fees	25,271	102,754	30,731	53,041	62,736	16,491
Accrued support service expenses	2,062	10,144	1,837	5,521	6,644	1,629
Accrued custodian, and portfolio accounting and tax fees	29,161	141,235	51,206	25,719	29,539	16,795
Accrued shareholder report expenses	3,399	17,005	2,926	8,915	10,434	2,447
Accrued trustees’ fees and expenses and deferred compensation	1,640	8,928	1,650	4,711	5,666	1,298
Accrued other	6,314	20,859	5,841	19,841	23,122	7,606
Total Liabilities	5,082,028	30,613,392	615,185	382,481	646,715	128,803
NET ASSETS	$175,231,353	$868,896,188	$156,806,490	$470,205,825	$564,779,775	$137,758,524
NET ASSETS CONSIST OF:
Paid-in capital	$171,179,624	$807,470,896	$125,512,489	$287,869,812	$346,179,565	$97,252,682
Undistributed/accumulated earnings (deficit)	4,051,729	61,425,292	31,294,001	182,336,013	218,600,210	40,505,842
NET ASSETS	$175,231,353	$868,896,188	$156,806,490	$470,205,825	$564,779,775	$137,758,524
Shares outstanding, $.001 par value (unlimited shares authorized)	17,089,183	73,320,571	11,004,882	17,481,397	22,038,163	5,713,233
Net Asset Value Per Share	$10.25	$11.85	$14.25	$26.90	$25.63	$24.11

Investments, at cost	$174,447,075	$891,541,820	$151,992,885	$346,479,295	$468,458,588	$116,412,428
Repurchase agreements, at cost	-	-	-	3,402,762	12,647,870	1,339,089

See Notes to Financial Statements

C-1

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2016

	PD Small-Cap Value Index Portfolio	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
ASSETS
Investments, at value	$226,258,093	$127,178,639	$437,241,170
Repurchase agreements, at value	1,832,685	315,919	1,948,227
Cash	-	-	4,160
Cash (segregated for derivative investments)	96,400	-	-
Foreign currency held, at value	-	340,404	889,281
Receivables:
Dividends and interest	397,939	99,699	1,936,266
Fund shares sold	-	1,907	5,104
Securities sold	-	-	55,447
Prepaid expenses and other assets	145	99	313
Total Assets	228,585,262	127,936,667	442,079,968
LIABILITIES
Payables:
Fund shares redeemed	275,763	-	-
Securities purchased	611,270	201,632	730,183
Variation margin	8,265	-	-
Accrued advisory fees	27,149	48,184	78,372
Accrued support service expenses	2,665	1,506	5,123
Accrued custodian, and portfolio accounting and tax fees	20,684	57,386	52,585
Accrued shareholder report expenses	3,634	2,497	8,302
Accrued trustees’ fees and expenses and deferred compensation	2,024	1,315	4,372
Accrued foreign capital gains tax	-	68,465	-
Accrued other	10,515	5,603	12,648
Other liabilities	-	-	60
Total Liabilities	961,969	386,588	891,645
NET ASSETS	$227,623,293	$127,550,079	$441,188,323
NET ASSETS CONSIST OF:
Paid-in capital	$149,982,924	$128,128,572	$405,236,923
Undistributed/accumulated earnings (deficit)	77,640,369	(578,493)	35,951,400
NET ASSETS	$227,623,293	$127,550,079	$441,188,323
Shares outstanding, $.001 par value (unlimited shares authorized)	9,580,238	9,343,730	28,626,833
Net Asset Value Per Share	$23.76	$13.65	$15.41

Investments, at cost	$185,349,008	$132,581,815	$432,033,293
Repurchase agreements, at cost	1,832,685	315,919	1,948,227
Foreign currency held, at cost	-	340,327	899,037

See Notes to Financial Statements

C-2

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	PD 1-3 Year Corporate Bond Portfolio	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Growth Index Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$2,808	$46,278	$3,257	$7,217,707	$14,072,145	$1,226,878
Interest, net of foreign taxes withheld	2,867,678	19,998,804	9,303,717	2,684	2,809	450
Total Investment Income	2,870,486	20,045,082	9,306,974	7,220,391	14,074,954	1,227,328

EXPENSES
Advisory fees	291,199	1,196,894	348,264	590,986	680,880	169,976
Support services expenses	9,665	48,272	8,278	25,006	29,419	6,781
Custodian fees and expenses	3,079	49,096	2,910	12,958	16,297	13,903
Portfolio accounting and tax fees	66,792	288,135	119,394	46,374	53,520	25,851
Shareholder report expenses	5,137	32,643	5,592	17,005	20,033	4,548
Legal and audit fees	6,553	32,665	5,645	17,138	20,182	4,717
Trustees’ fees and expenses	3,176	15,885	2,806	8,333	9,861	2,288
Transfer agency fees and expenses	6,156	6,119	6,230	6,096	6,113	6,321
Interest expense	346	9	7	519	578	459
Other	1,694	9,115	1,392	14,351	17,022	4,013
Total Expenses	393,797	1,678,833	500,518	738,766	853,905	238,857
NET INVESTMENT INCOME (LOSS)	2,476,689	18,366,249	8,806,456	6,481,625	13,221,049	988,471

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(248,749)	(176,165)	(3,683,782)	5,484,987	24,086,000	1,047,603
Futures contract transactions	-	-	-	221,266	351,075	329,162
Net Realized Gain (Loss)	(248,749)	(176,165)	(3,683,782)	5,706,253	24,437,075	1,376,765

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	725,445	186,620	17,305,673	17,566,236	45,242,805	12,633,423
Futures contracts	-	-	-	218,567	41,427	5,247
Change in Net Unrealized Appreciation (Depreciation)	725,445	186,620	17,305,673	17,784,803	45,284,232	12,638,670
NET GAIN (LOSS)	476,696	10,455	13,621,891	23,491,056	69,721,307	14,015,435
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,953,385	$18,376,704	$22,428,347	$29,972,681	$82,942,356	$15,003,906

Foreign taxes withheld on dividends and interest	$571	$-	$-	$305	$4,538	$348

See Notes to Financial Statements

C-3

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2016

	PD Small-Cap Value Index Portfolio	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$4,181,067	$2,921,188	$12,722,108
Interest, net of foreign taxes withheld	583	212	299
Total Investment Income	4,181,650	2,921,400	12,722,407

EXPENSES
Advisory fees	252,541	558,152	873,888
Support services expenses	10,167	7,022	23,277
Custodian fees and expenses	14,464	82,022	58,532
Portfolio accounting and tax fees	32,319	45,518	61,664
Shareholder report expenses	6,618	4,772	15,845
Legal and audit fees	7,124	4,792	15,934
Trustees’ fees and expenses	3,510	2,348	7,769
Transfer agency fees and expenses	6,190	6,130	6,137
Interest expense	368	355	948
Other	6,127	2,256	7,440
Total Expenses	339,428	713,367	1,071,434
NET INVESTMENT INCOME (LOSS)	3,842,222	2,208,033	11,650,973

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	4,636,356	(3,878,365)	(5,669,052)
Futures contract transactions	448,303	-	-
Foreign currency transactions	-	20,479	(92,246)
Net Realized Gain (Loss)	5,084,659	(3,857,886)	(5,761,298)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (1)	46,019,243	15,383,964	7,886,474
Futures contracts	(13,232)	-	-
Foreign currencies	2	1,312	(64,716)
Change in Net Unrealized Appreciation (Depreciation)	46,006,013	15,385,276	7,821,758
NET GAIN (LOSS)	51,090,672	11,527,390	2,060,460
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$54,932,894	$13,735,423	$13,711,433

Foreign taxes withheld on dividends and interest	$1,044	$445,409	$1,347,738

(1)	Change in net unrealized appreciation (depreciation) on investment securities for the PD Emerging Markets Portfolio is net of increase in deferred foreign capital gains tax of $3,934.

See Notes to Financial Statements

C-4

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
	PD 1-3 Year Corporate Bond Portfolio		PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio
OPERATIONS
Net investment income (loss)	$2,476,689	$1,857,901	$18,366,249	$16,620,326	$8,806,456	$7,981,161
Net realized gain (loss)	(248,749)	(248,469)	(176,165)	(41,155)	(3,683,782)	(1,904,288)
Change in net unrealized appreciation (depreciation)	725,445	(603,455)	186,620	(14,012,927)	17,305,673	(11,572,859)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,953,385	1,005,977	18,376,704	2,566,244	22,428,347	(5,495,986)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	17,907,590	24,585,726	85,055,123	95,113,336	12,703,944	25,731,994
Cost of shares repurchased	(12,342,224)	(9,892,578)	(51,436,994)	(23,987,938)	(10,433,954)	(53,068,706)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,565,366	14,693,148	33,618,129	71,125,398	2,269,990	(27,336,712)
NET INCREASE (DECREASE) IN NET ASSETS	8,518,751	15,699,125	51,994,833	73,691,642	24,698,337	(32,832,698)

NET ASSETS
Beginning of Year	166,712,602	151,013,477	816,901,355	743,209,713	132,108,153	164,940,851
End of Year	$175,231,353	$166,712,602	$868,896,188	$816,901,355	$156,806,490	$132,108,153

	PD Large-Cap Growth Index Portfolio		PD Large-Cap Value Index Portfolio		PD Small-Cap Growth Index Portfolio
OPERATIONS
Net investment income (loss)	$6,481,625	$5,801,543	$13,221,049	$11,342,639	$988,471	$591,593
Net realized gain (loss)	5,706,253	13,791,744	24,437,075	31,039,485	1,376,765	6,577,160
Change in net unrealized appreciation (depreciation)	17,784,803	1,718,253	45,284,232	(61,281,480)	12,638,670	(10,064,938)
Net Increase (Decrease) in Net Assets Resulting from Operations	29,972,681	21,311,540	82,942,356	(18,899,356)	15,003,906	(2,896,185)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	29,432,302	42,276,732	29,140,242	77,545,820	17,527,925	28,830,162
Cost of shares repurchased	(23,470,636)	(12,642,147)	(53,725,425)	(26,744,513)	(7,793,315)	(4,238,981)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,961,666	29,634,585	(24,585,183)	50,801,307	9,734,610	24,591,181
NET INCREASE (DECREASE) IN NET ASSETS	35,934,347	50,946,125	58,357,173	31,901,951	24,738,516	21,694,996

NET ASSETS
Beginning of Year	434,271,478	383,325,353	506,422,602	474,520,651	113,020,008	91,325,012
End of Year	$470,205,825	$434,271,478	$564,779,775	$506,422,602	$137,758,524	$113,020,008

	PD Small-Cap Value Index Portfolio		PD Emerging Markets Portfolio		PD International Large-Cap Portfolio
OPERATIONS
Net investment income (loss)	$3,842,222	$2,873,985	$2,208,033	$1,948,194	$11,650,973	$9,832,331
Net realized gain (loss)	5,084,659	6,518,999	(3,857,886)	(586,450)	(5,761,298)	(2,980,499)
Change in net unrealized appreciation (depreciation)	46,006,013	(20,807,008)	15,385,276	(19,769,671)	7,821,758	(19,743,842)
Net Increase (Decrease) in Net Assets Resulting from Operations	54,932,894	(11,414,024)	13,735,423	(18,407,927)	13,711,433	(12,892,010)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	39,915,629	22,684,498	7,518,603	40,341,664	46,862,196	86,822,023
Cost of shares repurchased	(13,196,727)	(3,644,702)	(8,062,110)	(23,025,508)	(17,166,427)	(24,575,176)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	26,718,902	19,039,796	(543,507)	17,316,156	29,695,769	62,246,847
NET INCREASE (DECREASE) IN NET ASSETS	81,651,796	7,625,772	13,191,916	(1,091,771)	43,407,202	49,354,837

NET ASSETS
Beginning of Year	145,971,497	138,345,725	114,358,163	115,449,934	397,781,121	348,426,284
End of Year	$227,623,293	$145,971,497	$127,550,079	$114,358,163	$441,188,323	$397,781,121

See Notes to Financial Statements

C-5

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratio to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD 1-3 Year Corporate Bond
2016	$10.07	$0.15	$0.03	$0.18	$-	$-	$-	$10.25	0.23%	0.23%	1.47%	1.80%	$175,231	57%
2015	10.01	0.12	(0.06)	0.06	-	-	-	10.07	0.23%	0.23%	1.15%	0.65%	166,713	52%
2014 (6)	10.00	0.05	(0.04)	0.01	-	-	-	10.01	0.24%	0.24%	0.75%	0.08%	151,013	21%
PD Aggregate Bond Index
2016	$11.58	$0.26	$0.01	$0.27	$-	$-	$-	$11.85	0.20%	0.20%	2.18%	2.34%	$868,896	52%
2015	11.54	0.24	(0.20)	0.04	-	-	-	11.58	0.19%	0.19%	2.10%	0.39%	816,901	69%
2014	10.89	0.23	0.42	0.65	-	-	-	11.54	0.20%	0.20%	2.06%	5.90%	743,210	71%
2013	11.16	0.19	(0.46)	(0.27)	-	-	-	10.89	0.20%	0.20%	1.75%	(2.43%)	653,392	61%
2012	10.92	0.22	0.20	0.42	(0.17)	(0.01)	(0.18)	11.16	0.21%	0.17%	1.97%	3.94%	409,461	72%
PD High Yield Bond Market
2016	$12.20	$0.80	$1.25	$2.05	$-	$-	$-	$14.25	0.34%	0.34%	6.06%	16.79%	$156,806	23%
2015	12.81	0.75	(1.36)	(0.61)	-	-	-	12.20	0.35%	0.35%	5.85%	(4.74%)	132,108	42%
2014	12.53	0.73	(0.45)	0.28	-	-	-	12.81	0.33%	0.33%	5.63%	2.19%	164,941	11%
2013	11.74	0.74	0.05	0.79	-	-	-	12.53	0.37%	0.36%	6.14%	6.73%	132,566	54%
2012	10.96	0.81	0.80	1.61	(0.76)	(0.07)	(0.83)	11.74	0.39%	0.34%	6.90%	14.91%	109,846	38%
PD Large-Cap Growth Index
2016	$25.16	$0.37	$1.37	$1.74	$-	$-	$-	$26.90	0.17%	0.17%	1.46%	6.91%	$470,206	16%
2015	23.87	0.34	0.95	1.29	-	-	-	25.16	0.16%	0.16%	1.39%	5.40%	434,271	18%
2014	21.14	0.32	2.41	2.73	-	-	-	23.87	0.17%	0.17%	1.42%	12.90%	383,325	13%
2013	15.88	0.27	4.99	5.26	-	-	-	21.14	0.18%	0.17%	1.48%	33.17%	292,573	14%
2012	13.97	0.27	1.84	2.11	(0.20)	-	(0.20)	15.88	0.18%	0.17%	1.72%	15.02%	171,268	17%
PD Large-Cap Value Index
2016	$21.90	$0.59	$3.14	$3.73	$-	$-	$-	$25.63	0.16%	0.16%	2.55%	17.00%	$564,780	25%
2015	22.76	0.51	(1.37)	(0.86)	-	-	-	21.90	0.16%	0.16%	2.29%	(3.77%)	506,423	19%
2014	20.11	0.45	2.20	2.65	-	-	-	22.76	0.16%	0.16%	2.13%	13.19%	474,521	15%
2013	15.21	0.39	4.51	4.90	-	-	-	20.11	0.17%	0.17%	2.16%	32.23%	364,818	13%
2012	13.72	0.37	1.93	2.30	(0.28)	(0.53)	(0.81)	15.21	0.18%	0.17%	2.48%	17.17%	217,539	16%
PD Small-Cap Growth Index
2016	$21.67	$0.18	$2.26	$2.44	$-	$-	$-	$24.11	0.20%	0.20%	0.81%	11.27%	$137,759	40%
2015	22.02	0.13	(0.48)	(0.35)	-	-	-	21.67	0.19%	0.19%	0.55%	(1.60%)	113,020	36%
2014	20.90	0.10	1.02	1.12	-	-	-	22.02	0.21%	0.21%	0.50%	5.39%	91,325	37%
2013	14.62	0.10	6.18	6.28	-	-	-	20.90	0.22%	0.21%	0.55%	42.88%	67,614	44%
2012	13.73	0.18	1.78	1.96	(0.18)	(0.89)	(1.07)	14.62	0.27%	0.21%	1.22%	14.30%	41,135	79%
PD Small-Cap Value Index
2016	$18.09	$0.42	$5.25	$5.67	$-	$-	$-	$23.76	0.19%	0.19%	2.13%	31.35%	$227,623	35%
2015	19.56	0.38	(1.85)	(1.47)	-	-	-	18.09	0.19%	0.19%	2.00%	(7.50%)	145,971	31%
2014	18.80	0.36	0.40	0.76	-	-	-	19.56	0.19%	0.19%	1.91%	4.00%	138,346	32%
2013	14.00	0.32	4.48	4.80	-	-	-	18.80	0.21%	0.21%	1.92%	34.35%	102,087	41%
2012	12.63	0.38	1.85	2.23	(0.33)	(0.53)	(0.86)	14.00	0.26%	0.21%	2.73%	17.62%	62,297	63%
PD Emerging Markets
2016	$12.20	$0.24	$1.21	$1.45	$-	$-	$-	$13.65	0.58%	0.58%	1.78%	11.93%	$127,550	13%
2015	14.51	0.24	(2.55)	(2.31)	-	-	-	12.20	0.62%	0.62%	1.74%	(15.96%)	114,358	25%
2014	14.79	0.28	(0.56)	(0.28)	-	-	-	14.51	0.59%	0.59%	1.85%	(1.88%)	115,450	12%
2013	15.25	0.24	(0.70)	(0.46)	-	-	-	14.79	0.69%	0.69%	1.66%	(3.00%)	90,717	1%
2012	13.32	0.22	2.07	2.29	(0.21)	(0.15)	(0.36)	15.25	0.86%	0.86%	1.56%	17.42%	51,453	3%

See Notes to Financial Statements	See explanation of references on C-7

C-6

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratio to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD International Large-Cap
2016	$14.94	$0.42	$0.05	$0.47	$-	$-	$-	$15.41	0.26%	0.26%	2.83%	3.14%	$441,188	6%
2015	15.43	0.40	(0.89)	(0.49)	-	-	-	14.94	0.26%	0.26%	2.56%	(3.14%)	397,781	6%
2014	16.30	0.49	(1.36)	(0.87)	-	-	-	15.43	0.27%	0.27%	3.03%	(5.34%)	348,426	4%
2013	13.54	0.40	2.36	2.76	-	-	-	16.30	0.28%	0.28%	2.68%	20.39%	272,089	1%
2012	11.82	0.37	1.66	2.03	(0.31)	-	(0.31)	13.54	0.37%	0.30%	2.90%	17.12%	174,368	2%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Since January 1, 2013, no dividends and capital gains distributions have been made by the Pacific Dynamix Underlying Funds under the current dividend and distribution policy (see Note 2B in Note to Financial Statements).
(3)	The ratios for periods of less than one full year are annualized.
(4)	The ratios of expenses after expense reductions to average daily net assets are after adviser expense reimbursements, if any. The investment adviser to the Trust reimbursed certain operating expenses under the expense limitation agreements and such agreements expired on April 30, 2013. The PD Aggregate Bond Index, PD Large-Cap Value Index, and PD Small-Cap Value Index Portfolios had expense reimbursements for the year ended December 31, 2013 that are not reflected in the above table due to rounding.
(5)	Total returns for periods of less than one full year are not annualized.
(6)	Operations commenced on April 30, 2014.

See Notes to Financial Statements

C-7

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company. The Trust was organized on May 4, 1987 as a Massachusetts business trust (the “Massachusetts Trust”), and was reorganized as a Delaware statutory trust on June 30, 2016. In connection with other actions taken to accomplish the reorganization, the Massachusetts Trust, as sole initial shareholder of each Fund of the Trust, approved all material agreements of the Trust, including the investment advisory and sub-advisory agreements. These agreements were also approved by the initial Trustees of the Trust, who served as the Trustees of the Massachusetts Trust prior to the reorganization.

Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of December 31, 2016, the Trust was comprised of fifty-seven separate funds, nine of which are presented in these financial statements (each individually a “Fund,” and collectively the “Funds” or the “Pacific Dynamix Underlying Funds”): PD 1-3 Year Corporate Bond Portfolio, PD Aggregate Bond Index Portfolio, PD High Yield Bond Market Portfolio, PD Large-Cap Growth Index Portfolio, PD Large-Cap Value Index Portfolio, PD Small-Cap Growth Index Portfolio, PD Small-Cap Value Index Portfolio, PD Emerging Markets Portfolio, and PD International Large-Cap Portfolio.

The Pacific Dynamix Underlying Funds currently offer Class P shares only.

Presently, only the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, and Pacific Dynamix — Growth Portfolios (collectively, the “Pacific Dynamix Portfolios”) and the Investment Adviser and certain of its affiliates can invest in the Pacific Dynamix Underlying Funds.

There is a separate annual report containing the financial statements for the Pacific Dynamix Portfolios, which is available without charge. For information on how to obtain the annual report for the Pacific Dynamix Portfolios, see the Where to Go for More Information section of this report on page F-21.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Pacific Dynamix Underlying Fund presented in these financial statements is treated as a partnership for Federal income tax purposes. As partnerships, none of these Funds are required to distribute taxable income and capital gains (see Note 10). No dividend and capital gain distributions have been made by the Pacific Dynamix Underlying Funds under the current dividend and distribution policy.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. EXPENSE ALLOCATION

General expenses of the Trust are allocated to each Fund in proportion to its relative average daily net assets. Expenses directly attributable to a particular Fund are charged directly to that Fund.

D-1

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW PRONOUNCEMENTS

On October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and amended existing rules intended to modernize reporting and enhance the disclosure of information for most registered investment companies (the “Reporting Rules”). The Reporting Rules include amendments relating to Regulation S-X, which will impact the form and content of financial statements such as those of the Trust. For the Trust, the effective date of the Reporting Rules will be June 1, 2018. At this time, management is evaluating the implications of the Reporting Rules and their impact on the Trust’s financial statements and accompanying notes.

On December 14, 2016, the FASB issued ASU 2016-19, Technical Corrections and Improvements that made technical changes to various sections of the accounting standards codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. A reporting entity should disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of this ASU and its impact on the financial statements.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. NET ASSET VALUE

Each Fund presented in these financial statements is divided into shares. The price per share of a Fund’s shares is called the net asset value (“NAV”). The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Funds generally use the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and do not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Funds generally use the official closing price or the last reported sale price from the principal foreign exchanges, which may be earlier than the scheduled close of the NYSE. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the scheduled close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign

D-2

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures Contracts, Options and Swaps

Exchange traded futures contracts, options and swaps are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, options and swaps for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are generally valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy.

Investments in Other Investment Companies

Fund investments in other investment companies are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of Pacific Life Insurance Company and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

● Level 1 –	Quoted prices (unadjusted) in active markets for identical investments
● Level 2 – Significant	observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
● Level 3 – Significant	unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board (as described in Note 3C) and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. Transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the end of the reporting period. A summary of each Fund’s investments as of December 31, 2016, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

D-3

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic, and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each Fund as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

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Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit is expected to occur within two years, but the exact time frame is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk and geographic focus risk, among other risks.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues

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Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied.

Segregation and Collateral

If a Fund engages in certain transactions such as derivative investments; or repurchase agreements, securities lending transactions, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the

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sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the reasons described: The PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, and PD Small-Cap Value Index Portfolios utilized futures to provide market exposure proportionate to the size of each Fund’s cash flows and residual cash balances.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward

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Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the reasons described: The PD Emerging Markets and PD International Large-Cap Portfolios used Forward Contracts in connection with the settlement of Fund securities transactions, and to exchange one currency for another.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Equity contracts	Receivable: Variation margin	Payable: Variation margin

The following is a summary of fair values of investments in equity futures contracts disclosed in the Trust’s Statements of Assets and Liabilities, as of December 31, 2016:

	Total Value of Equity Contracts* as of December 31, 2016
Portfolio	Assets	Liabilities
PD Large-Cap Growth Index	$10,733	$-
PD Large-Cap Value Index	-	(80,342)
PD Small-Cap Growth Index	-	(6,435)
PD Small-Cap Value Index	-	(34,908)

*	Includes cumulative appreciation and depreciation of futures contracts as reported in the Notes to Schedules of Investments.

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investment Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Equity contracts	Net realized gain (loss) on futures contract transactions
Change in net unrealized appreciation (depreciation) on futures contracts
Foreign currency contracts	Net realized gain (loss) on foreign currency transactions

The following is a summary of each Fund’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the year ended December 31, 2016:

	Realized Gain (loss) on Derivative Investments Recognized in the Statement of Operations			Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations
Portfolio	Total	Equity Contracts	Foreign Currency Contracts	Equity Contracts
PD Large-Cap Growth Index	$221,266	$221,266	$-	$218,567
PD Large-Cap Value Index	351,075	351,075	-	41,427
PD Small-Cap Growth Index	329,162	329,162	-	5,247
PD Small-Cap Value Index	448,303	448,303	-	(13,232)
PD Emerging Markets	16	-	16	-
PD International Large-Cap	4,262	-	4,262	-

The following is a summary of the average number of positions and values of futures contracts for the year ended December 31, 2016:

	Average Derivative Positions and Value of Futures Contracts
Portfolio	Number of Positions	Value
PD Large-Cap Growth Index	2	$43,160
PD Large-Cap Value Index	2	82,527
PD Small-Cap Growth Index	1	4,034
PD Small-Cap Value Index	1	(1,469)

The table shown above and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of futures contracts for each applicable Fund for the year ended December 31, 2016.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of

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PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/ moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

Certain Funds held financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements). Certain Funds presented in these financial statements had investments in repurchase agreements. The gross value and related collateral for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each applicable Fund presented in these financial statements exceeded the value of the repurchase agreements as of December 31, 2016.

6. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Investment Adviser to the Trust. PLFA has retained other investment management firms to sub-advise each Fund presented in these financial statements, as discussed later in this section. PLFA receives investment advisory fees from each Fund which are based on the following annual percentages of the average daily net assets of each Fund:

Portfolio	Rate	Portfolio	Rate
PD 1-3 Year Corporate Bond	0.20% on first $50 million 0.19% on next $50 million 0.14% on excess	PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index	0.14% on first $300 million 0.12% on excess
PD Aggregate Bond Index	0.16% on first $50 million 0.15% on next $50 million 0.14% on excess	PD Emerging Markets	0.60% on first $50 million 0.35% on excess
PD High Yield Bond Market	0.35% on first $50 million 0.22% on next $50 million 0.14% on excess	PD International Large-Cap	0.25% on first $100 million 0.20% on excess

Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise each of the Funds presented in these financial statements. PLFA, as Investment Adviser to each Fund of the Trust, pays management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of December 31, 2016, the following firms serve as sub-advisers for their respective Funds:

Portfolio	Sub-Adviser
PD 1-3 Year Corporate Bond PD Aggregate Bond Index PD High Yield Bond Market	SSGA Funds Management, Inc.
PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index	BlackRock Investment Management, LLC
PD Emerging Markets PD International Large-Cap	Dimensional Fund Advisors LP

Pursuant to an Agreement for Administration and Support Services (the “Administration Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Administration Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Trust’s legal existence, shareholders’

D-10

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for all Class P shares of the Pacific Dynamix Underlying Funds and is compensated by the Trust for these services.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser and Pacific Life are related parties. The advisory fees earned by the Investment Adviser and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the year ended December 31, 2016 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2016 are presented in the Statements of Assets and Liabilities.

B. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds in the Pacific Funds Series Trust. Pacific Funds Series Trust is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. PLFA is the Investment Adviser to Pacific Funds Series Trust. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV without a sales load, of Class A and/or Class P shares of the corresponding series of the Pacific Funds Series Trust. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the year ended December 31, 2016, such expenses increased by $1,421 for all applicable Funds presented in these financial statements as a result of the market value appreciation on such accounts. As of December 31, 2016, the total amount in the DCP Liability accounts for all applicable Funds presented in these financial statements was $15,679.

C. OFFICERS OF THE TRUST

All officers of the Trust are also officers of Pacific Life and/or PLFA and received no compensation from the Trust.

D. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/ or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

E. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board will be asked to determine that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the year ended December 31, 2016, the purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act are summarized in the following table:

Portfolio	Purchases	Sales	Net Realized Gain (Loss)
PD Large-Cap Growth Index	$1,178,700	$1,761,359	($17,663)
PD Large-Cap Value Index	2,183,417	1,449,847	(277,996)
PD Small-Cap Growth Index	1,392,007	1,618,403	(548,519)
PD Small-Cap Value Index	668,769	1,003,938	161,128

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing under the line of credit agreement is the higher of the Federal funds effective rate or the One-Month London Interbank Offered Rates (“LIBOR”) rate, plus 1.25%. The Trust pays the Bank a commitment fee equal to 0.25% (0.20% prior to August 26, 2016) per annum on the daily unused portion of the committed line of credit, up to an annual maximum of $187,500

D-11

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

($150,000 prior to August 26, 2016). As of December 31, 2016, the actual interest rate on borrowing by the Trust was 2.02%. The committed line of credit will expire on August 25, 2017 unless renewed and is available to all Funds presented in these financial statements except the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, and PD High Yield Bond Market Portfolios. The commitment fees and interest incurred by each applicable Fund presented in these financial statements are recorded as an expense. The commitment fees are allocated to each applicable Fund in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable Fund. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that each applicable Fund had a loan outstanding were as follows:

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
PD Emerging Markets	1.77%	$100,321
PD International Large Cap	1.79%	106,449

None of the Funds presented in these financial statements had a loan outstanding in connection with this revolving line of credit agreement as of December 31, 2016.

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 2016, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
PD Aggregate Bond Index	$429,181,004	$394,957,110

	Other Securities
Portfolio	Purchases	Sales
PD 1-3 Year Corporate Bond	$106,228,659	$94,606,733
PD Aggregate Bond Index	65,138,333	41,620,884
PD High Yield Bond Market	45,679,627	33,030,770
PD Large-Cap Growth Index	101,769,686	71,068,116
PD Large-Cap Value Index	128,977,633	129,144,560

	Other Securities
Portfolio	Purchases	Sales
PD Small-Cap Growth Index	$61,292,171	$48,804,937
PD Small-Cap Value Index	95,520,476	62,544,683
PD Emerging Markets	18,504,959	15,903,693
PD International Large-Cap	66,539,479	25,179,731

10. FEDERAL INCOME TAX INFORMATION

Each Pacific Dynamix Underlying Fund is treated as a partnership for Federal income tax purposes. A Fund that is treated as a partnership for Federal income tax purposes is not subject to income tax; and any income, gains, losses, deductions, and credits of the Fund are instead “passed through” pro rata to the insurance companies whose separate accounts invest in the Fund and retain the same character for Federal income tax purposes. An insurance company may benefit from this tax treatment. No dividends and capital gains distributions have been made by the Pacific Dynamix Underlying Funds under the current dividend and distribution policy since partnerships are not required to distribute taxable income and capital gains for Federal income tax purposes (see Note 2B).

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments for Federal income tax purposes as of December 31, 2016, were as follows:

		Gross	Gross	Net
Portfolio	Total Cost of Investments on Tax Basis (1)	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Unrealized Appreciation on Investments
PD 1-3 Year Corporate Bond	$174,052,892	$576,599	($672,586)	($95,987)
PD Aggregate Bond Index	891,552,455	10,323,651	(9,512,365)	811,286
PD High Yield Bond Market	152,073,076	6,281,205	(3,821,108)	2,460,097
PD Large-Cap Growth Index	349,957,887	128,485,197	(8,269,787)	120,215,410
PD Large-Cap Value Index	482,507,985	98,637,231	(16,759,381)	81,877,850
PD Small-Cap Growth Index	117,982,542	28,532,333	(8,785,279)	19,747,054
PD Small-Cap Value Index	187,668,069	51,222,867	(10,800,158)	40,422,709
PD Emerging Markets	132,922,299	13,735,720	(19,163,461)	(5,427,741)
PD International Large-Cap	434,082,900	46,986,087	(41,879,590)	5,106,497

(1)	The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after December 31, 2012.

D-12

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

11. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the year ended December 31, 2016 and 2015, were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
	PD 1-3 Year Corporate Bond Portfolio		PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio
Class P
Shares sold	1,748,200	2,441,983	7,073,288	8,179,819	973,507	1,994,396
Shares repurchased	(1,209,357)	(981,212)	(4,297,485)	(2,064,631)	(797,492)	(4,044,544)
Net increase (decrease)	538,843	1,460,771	2,775,803	6,115,188	176,015	(2,050,148)
Shares outstanding, beginning of year	16,550,340	15,089,569	70,544,768	64,429,580	10,828,867	12,879,015
Shares outstanding, end of year	17,089,183	16,550,340	73,320,571	70,544,768	11,004,882	10,828,867

	PD Large-Cap Growth Index Portfolio		PD Large-Cap Value Index Portfolio		PD Small-Cap Growth Index Portfolio
Class P
Shares sold	1,149,176	1,710,596	1,283,197	3,452,385	854,437	1,252,759
Shares repurchased	(928,460)	(508,848)	(2,366,266)	(1,179,130)	(356,738)	(184,363)
Net increase (decrease)	220,716	1,201,748	(1,083,069)	2,273,255	497,699	1,068,396
Shares outstanding, beginning of year	17,260,681	16,058,933	23,121,232	20,847,977	5,215,534	4,147,138
Shares outstanding, end of year	17,481,397	17,260,681	22,038,163	23,121,232	5,713,233	5,215,534

	PD Small-Cap Value Index Portfolio		PD Emerging Markets Portfolio		PD International Large-Cap Portfolio
Class P
Shares sold	2,163,550	1,185,943	578,809	2,974,024	3,173,328	5,517,578
Shares repurchased	(653,073)	(190,598)	(611,868)	(1,552,333)	(1,167,556)	(1,484,645)
Net increase (decrease)	1,510,477	995,345	(33,059)	1,421,691	2,005,772	4,032,933
Shares outstanding, beginning of year	8,069,761	7,074,416	9,376,789	7,955,098	26,621,061	22,588,128
Shares outstanding, end of year	9,580,238	8,069,761	9,343,730	9,376,789	28,626,833	26,621,061

D-13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios (collectively the “Trust”) (nine of fifty-seven portfolios comprising Pacific Select Fund) as of December 31, 2016, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 23, 2017

E-1

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2016 to December 31, 2016.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses based on each Fund’s actual performance and each Fund’s actual expenses. The “Ending Account Value at 12/31/16” column shown is derived from the Fund’s actual performance; the “Annualized Expense Ratio” column shows the Fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/16-12/31/16” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2016 to December 31, 2016.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each Fund in your account, simply divide that Fund’s value by $1,000.00 (for example, an $8,600.00 Fund value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/16-12/31/16.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual Fund’s expenses. It assumes that the Fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/16	Ending Account Value at 12/31/16	Annualized Expense Ratio	Expenses Paid During the Period 07/01/16- 12/31/16 (1)
PD 1-3 Year Corporate Bond
Actual	$1,000.00	$998.60	0.23%	$1.16
Hypothetical	$1,000.00	$1,023.98	0.23%	$1.17

PD Aggregate Bond Index
Actual	$1,000.00	$971.90	0.20%	$0.99
Hypothetical	$1,000.00	$1,024.13	0.20%	$1.02

PD High Yield Bond Market
Actual	$1,000.00	$1,072.20	0.34%	$1.77
Hypothetical	$1,000.00	$1,023.43	0.34%	$1.73

PD Large-Cap Growth Index
Actual	$1,000.00	$1,055.80	0.17%	$0.88
Hypothetical	$1,000.00	$1,024.28	0.17%	$0.87

PD Large-Cap Value Index
Actual	$1,000.00	$1,102.70	0.17%	$0.90
Hypothetical	$1,000.00	$1,024.28	0.17%	$0.87

Portfolio	Beginning Account Value at 07/01/16	Ending Account Value at 12/31/16	Annualized Expense Ratio	Expenses Paid During the Period 07/01/16- 12/31/16 (1)
PD Small-Cap Growth Index
Actual	$1,000.00	$1,130.50	0.20%	$1.07
Hypothetical	$1,000.00	$1,024.13	0.20%	$1.02

PD Small-Cap Value Index
Actual	$1,000.00	$1,240.00	0.19%	$1.07
Hypothetical	$1,000.00	$1,024.18	0.19%	$0.97

PD Emerging Markets
Actual	$1,000.00	$1,022.80	0.55%	$2.80
Hypothetical	$1,000.00	$1,022.37	0.55%	$2.80

PD International Large-Cap
Actual	$1,000.00	$1,052.60	0.26%	$1.34
Hypothetical	$1,000.00	$1,023.83	0.26%	$1.32

(1)	Expenses paid during the six-month period are equal to the Fund’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366 days.

F-1

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective January 1, 2017. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Former Director (2005 to 2016) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Member of Board of Trustees (2010 to 2016) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	98

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds Series Trust; Independent Trustee (2/15 to present) of Matthews Asia Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer (1994 to 1999) of Scudder Canada Investor Services, Ltd. and Managing Director (1986 to 1999) of Scudder Kemper Investments; Former Member of the Advisory Council to the Trust (2006 to 2009) for Public Land in Maine; Former Member of the Board of Directors (2005 to 2012) of Make-A-Wish of Maine; and Former Member of the Board of Directors of the Illinois Life Insurance Council.	98

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Funds Series Trust; Consultant to the Trust and Pacific Funds Series Trust (11/15 to 6/16); Independent Trustee (8/10 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (7/10 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present); Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation; Former Partner (1986 to 1999) of McGladrey & Pullen LLP; and Former Partner (1999 to 2010) of PricewaterhouseCoopers LLP.	98

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (8/16 to present) of Pacifica Christian High School Orange County; Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	98

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	98

F-2

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07 (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Funds Series Trust.	98

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10 (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Funds Series Trust.	98

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President 6/06 to 12/14)	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Funds Series Trust.	98

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) and Assistant Secretary (9/15 to present) of Pacific Funds Series Trust.	98

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 12/31/16 (Vice President and Treasurer 4/96 to 9/15)	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, LLC; and Vice President and Treasurer (6/01 to 9/15; 12/16 to present) of Pacific Funds Series Trust.	98

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (1/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Funds Series Trust.	98

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (5/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, LLC; and Vice President (1/11 to present) and Secretary (1/11 to present) of Pacific Funds Series Trust.	98

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PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05 (Assistant Vice President 4/04/05 to 12/12/11)	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	98

Carleton J. Muench Year of birth 1973	Vice President since 12/10/14 (Assistant Vice President 11/06 to 12/14)	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	98

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Vice President (12/13 to present) of Pacific Funds Series Trust.	98

Trevor T. Smith Year of birth 1975	Assistant Vice President and Assistant Treasurer since 3/23/16	Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; and Vice President and Assistant Treasurer (3/16 to present) of Pacific Funds Series Trust.	98

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	98

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2016, the “Fund Complex” consisted of Pacific Select Fund (57 funds) and Pacific Funds Series Trust (41 funds).

F-4

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages the Core Income, High Yield Bond and Floating Rate Income Portfolios (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (the “Portfolio Optimization Funds”); the Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth and Pacific Dynamix – Growth Portfolios (the “Pacific Dynamix Funds”); the Diversified Alternatives Portfolio; and the PSF DFA Balanced Allocation Portfolio (together with the Portfolio Optimization Funds, Pacific Dynamix Funds and Diversified Alternatives Portfolio, the “Asset Allocation Funds” and together with the Asset Allocation Funds and PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other firms to serve as Sub-Advisers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 14, 2016.

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to the Funds under the Agreements. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board also received information regarding the overall profitability to Pacific Life on the variable annuity insurance products, which are supported by the Trust. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”), with substantial industry experience in providing fund boards of directors with analysis to assist them in their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that PLFA’s officers and employees regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at “approximate cost” for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the Funds, including additional tools to further enhance the asset allocation and Sub-Adviser research processes. In this regard, the Trustees also considered the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring by PLFA.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA, including PAM. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models, including the role and costs of consultants engaged by PLFA for assistance in the construction of asset allocation models. The Trustees considered that PLFA had recently engaged an independent consultant to review PLFA’s asset allocation process. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates any potential conflicts of interest. The Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors the Sub-Advised Funds for adherence to the investment objectives and policies of each Fund. The Trustees noted that PLFA provides the Board with periodic and special reports related to such performance and investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds of the Trust and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and a Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for tracking Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts periodic due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for both the PAM Managed Funds and Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for both the PAM Managed Funds and Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of soft dollars and presents information about the Sub-Advisers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that the Sub-Advisers provide PLFA with information that assists PLFA in performing its oversight role.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Sub-Advisers.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of each Fund’s primary benchmark index and the total returns of appropriate peer funds. The peer funds for each Fund were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. The information provided to the Trustees included each Fund’s performance record for the one-, three-, five-

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

and ten-year or since inception periods ended September 30, 2016, as available, compared to the applicable primary benchmark and Selected Performance Peer Group. With respect to the actively-managed Funds, the Trustees placed greater emphasis on a Fund’s performance against peers as opposed to the unmanaged benchmark index. With respect to those Funds that pursued an index strategy, the Trustees placed greater emphasis on the tracking error of a Fund against its target index as opposed to performance against peers.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective primary benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective primary benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds of the Trust, the Board also considered the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

Comstock Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods, and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the three-year underperformance is primarily attributable to the Sub-Adviser’s investment style, that over longer periods of time the style has provided attractive returns, and that recent performance has improved. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

Dividend Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods, the second quintile for the five-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2010.

Equity Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Equity Long/Short Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Focused Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one- and ten-year periods and outperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods.

Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and underperformed for the three- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and ten-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Large-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the one-year underperformance is primarily attributable to the Sub-Adviser’s investment style and security selection. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

Long/Short Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser co-managed the Fund with another firm from its inception in 2008 until 2011 and has been the sole Sub-Adviser since 2011.

Main Street Core Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and ten-year periods and the first quintile for the three- and five-year periods.

Value Advantage Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three-year period.

Mid-Cap Equity Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the fourth quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods and underperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and ten-year periods and the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013 and is therefore not responsible for the Fund’s relative underperformance prior to that time. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the three-year underperformance is primarily attributable to the Sub-Adviser’s investment style (particularly its focus on high quality companies with attractive valuations) and security selection in 2015, that performance in 2014 and 2016 has been competitive, and that PLFA will continue to monitor the Fund’s performance. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

Mid-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2015.

Small-Cap Equity Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one- and ten-year periods and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and ten-year periods, the fourth quintile for the three-year period and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Advisers have co-managed the Fund since 2010 and that one Sub-Adviser manages a sleeve of the Fund using an active management style, while the other Sub-Adviser manages a sleeve of the Fund using an index management (or passive) style. The Board considered the performance of each sleeve separately in evaluating the Sub-Advisers. The Board considered that PLFA had advised that the three-year underperformance is primarily attributable to the underperformance of the passively-managed sleeve. In considering the performance of this sleeve, the Board considered PLFA’s explanation that while the Sub-Adviser has performed in-line with the sleeve’s benchmark index, passively-managed funds in general have underperformed actively-managed small-cap value funds during this time period. The Board also considered that PLFA had advised that the actively-managed sleeve had underperformed in 2014 and 2015 due to security selection, but that this sleeve had significantly outperformed over the five-year and year-to-date periods.

Small-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and underperformed for the five-year period; (2) underperformed its primary benchmark for the one- and five-year periods and outperformed for the three- and ten-year

F-9

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and ten-year periods and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund.

Developing Growth Portfolio (formerly named Small-Cap Growth Portfolio)

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2014 and is therefore not responsible for the Fund’s relative underperformance prior to that time. The Board also considered that PLFA had advised that the one- and three-year performance is primarily attributable to the Sub-Adviser’s investment style and security selection, that the Sub-Adviser has a strong long-term track record in managing this investment strategy, and that PLFA will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

Small-Cap Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Emerging Markets Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the first quintile for the five- and ten-year periods.

Emerging Markets Debt Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-year period.

International Large-Cap Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the one- and three-year underperformance is primarily attributable to security selection in 2016 and that long-term performance remains strong, that recent performance has improved significantly, and that PLFA will continue to closely monitor the Fund’s performance.

International Small-Cap Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one- and ten-year periods and outperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and five-year periods and the fourth quintile for the ten-year period.

International Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three- and five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011. The Board also considered that PLFA had advised that the one- and three-year underperformance is primarily attributable to the Sub-Adviser’s investment style and security selection. The Board considered that more recent performance has improved, but that in light of longer-term performance issues and the pending retirement of the Fund’s portfolio manager, PLFA will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Currency Strategies Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2013, and that the other co-Sub-Adviser has managed the Fund since 2013.

Diversified Alternatives Portfolio

The Board considered that the Fund had not yet been in operation for a full year and did not have a performance track record.

Global Absolute Return Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the peer group.

F-10

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Health Sciences Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the second quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had resigned and the current Sub-Adviser has managed the Fund since 2014.

Real Estate Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the three-year underperformance is primarily attributable to the Sub-Adviser’s investment style, which tends to be more conservative and focused on relative value than peers, that recent performance has improved and that PLFA would continue to closely monitor the Fund’s performance. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

Technology Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had been replaced and the current Sub-Adviser has managed the Fund since November 2016, and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Core Income Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Diversified Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2009.

Floating Rate Income Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three-year period.

Floating Rate Loan Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period, performed in line for the three-year period and underperformed for the five-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2010.

High Yield Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to security selection in 2014 and 2015, that recent performance has materially improved and that PLFA will continue to closely monitor the Fund’s performance.

Inflation Managed Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and five-year periods and the second quintile for the three- and ten-year periods.

Inflation Strategy Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to the Fund’s duration and inflation break-even positioning as well as the manner in which the Sub-

F-11

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Adviser has sought to comply with certain tax diversification rules. The Board further noted that changes were made to the portfolio management team in 2016 to address these issues and that PLFA will continue to closely monitor the Fund’s performance.

Managed Bond Portfolio

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one-year period, underperformed for the three-year period and outperformed for the five- and ten-year periods; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three-year period, the second quintile for the five-year period and the first quintile for the ten-year period. In evaluating performance of the Fund, the Board considered that PLFA had advised that the three-year underperformance is primarily attributable to the Sub-Adviser’s interest rate and sector positioning, that recent performance is roughly in-line with peers and that PLFA does not have material concerns with the investment strategy but will continue to closely monitor the Fund’s performance.

Short Duration Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one- and five-year periods and underperformed for the three- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011. In evaluating performance of the Fund, the Board considered that PLFA had advised that the one-, three- and five-year underperformance is primarily attributable to the Sub-Adviser’s investment style and that the strategy should outperform in a more “risk-off” environment. The Board further considered that PLFA does not have material concerns with the Fund but will continue to monitor the Fund’s performance. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

PD 1-3 Year Corporate Bond Portfolio

The Fund underperformed its primary benchmark for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PD Aggregate Bond Index Portfolio

The Fund had a tracking error that was in line with the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and performed in line for the five-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

PD High Yield Bond Market Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the Fund seeks to track the performance of the high yield bond market before taking into account portfolio costs.

PD International Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five-year period; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

PD Large-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Large-Cap Value Index Portfolio

The Fund had a higher tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

Pacific Dynamix – Moderate Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period, performed in line for the three-year period and underperformed for the five-year period; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five-year period.

F-12

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Dynamix – Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

Portfolio Optimization Conservative Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and performed in line for the three-year period; (2) outperformed its custom benchmark for the one- and five-year periods and underperformed for the three-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

Portfolio Optimization Moderate-Conservative Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and underperformed for the three-year period; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an allocation to alternative asset classes and emerging markets, that recent performance has improved and that PLFA will continue to monitor the Fund’s performance.

Portfolio Optimization Moderate Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five-year period.

Portfolio Optimization Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five-year period; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period and the fourth quintile for the five-year period.

Portfolio Optimization Aggressive-Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the fifth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that three- and five-year underperformance is primarily attributable to an underweight to domestic equities and an allocation to alternative asset classes and emerging markets, and that recent performance has significantly improved. The Board also considered that PLFA had made certain adjustments to the Fund’s asset allocations, which had contributed positively to performance, and noted that PLFA will continue to monitor the Fund’s performance.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and the prospects for improvement within a reasonable timeframe were not promising, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds of the Trust. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that its continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the fees and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting

F-13

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds (except in the case of the Trust’s index Funds). With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category that PLFA determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”). A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

Comstock Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.015% of its advisory fee. The Trustees also noted that, when taking into account PLFA’s reimbursement of certain expenses, the Fund’s Operating Expenses are only 0.04% above the median Operating Expenses of the funds in its Selected Expense Peer Group.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Equity Long/Short Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.15% of its advisory fee. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Focused Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Long/Short Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds and that the Fund’s Operating Expenses exclude investment-related expenses.

Main Street Core Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the

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(Unaudited)

median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Value Advantage Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.025% of its advisory fee.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Developing Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Currency Strategies Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Diversified Alternatives Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Global Absolute Return Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Core Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Floating Rate Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Floating Rate Loan Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee. The Trustees also considered that the Selected Expense Peer Group included non-insurance dedicated funds.

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Inflation Strategy Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD 1-3 Year Corporate Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix – Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix – Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Portfolio Optimization Aggressive-Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

During their review, the Trustees noted that all of the Funds, except for the Equity Long/Short Portfolio, Portfolio Optimization Funds and Underlying Funds of the Pacific Dynamix Funds, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Fund, as applicable. The Independent Trustees noted that the breakpoints offer potential savings to shareholders of many of the Funds.

The Trustees considered that the advisory fee schedules contained one or more breakpoints reducing the rate of the advisory fee as Fund assets grow for all Funds except the Asset Allocation Funds. The Independent Trustees agreed that the breakpoints appear to be providing for shared economies of scale and/or potential future economies of scale as the asset levels of a Fund increase. The Independent Trustees noted that the Portfolio Optimization Funds, Pacific Dynamix Funds and Diversified Alternatives Portfolio are funds-of-funds that invest in other Funds of the Trust that have advisory fee schedules containing one or more breakpoints that reduce the total advisory fees paid by shareholders of these Asset Allocation Funds as assets grow. With respect to the Portfolio Optimization Funds, the Trustees noted that the advisory fee was initially priced to scale, whereby the fee was set at an amount that takes into account the current size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception by considering the size of the initial investment in a Fund rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, the use of breakpoints in certain of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

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PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of Fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s website at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to Fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectuses and Statement of Additional Information (“SAI”). The prospectuses and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to Fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectuses, SAI (including Proxy Voting Policies), annual and semi-annual reports, and complete schedules of investments are available:

•	On the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm

•	On the SEC’s website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Annuity Financial Advisors: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-347-7787

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

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F-21

Form Nos.: 15-31114-06 4732-17A

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no waivers to the Code of Ethics during the period covered by this report. The Code of Ethics was amended to reflect a change in Certifying Officer.

A copy of this code of ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Paul A. Keller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Keller is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees.

(a) The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2016 and 2015 were $1,630,000 and $1,617,000, respectively.

Audit-Related Fees.

(b) For the fiscal years ended December 31, 2016 and December 31, 2015 there were no audit-related fees.

Tax Fees.

(c) The aggregate tax fees billed to the Registrant for professional services for tax compliance, tax advice or tax planning for the fiscal years ended December 31, 2016 and 2015 were $0 and $75,000, respectfully.

All Other Fees.

(d) There were no other fees billed to the Registrant by the principal accountant for the fiscal years ending December 31, 2016 and 2015.

(e)(1) The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to Registrant.

Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either: (i) The Audit Committee shall pre-approve such engagement; or (ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee has delegated authority to its Chairperson, and may delegate to one or more of its other members the authority to grant pre-approvals. In the event of a pre-approval by the Chairperson or other authorized member of the Audit Committee, the person to whom authority is delegated under this Section shall report on such pre-approval to the full Audit Committee at its regularly scheduled meeting. (iii) De Minimis Exceptions to Pre-Approval Requirements.

Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others.

The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, as defined in footnote 4 of the Audit Committee Charter, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Application of De Minimis Exception: The De Minimis exceptions set forth above also apply to pre-approvals under this Section as well, except that the “total amount of revenues” calculation for this Section’s services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

Pre-Approval of Program and Subscription Services Provided to the Registrant and their Affiliates.

The Audit Committee is deemed to have pre-approved Program and Subscription Services (“Programs”) provided to the Registrant and their affiliates, entities within the Registrant’s investment company complex or their affiliates, including employees of Pacific Life and Pacific Life Fund Advisors LLC (collectively, “Fund Persons”) so long as: (1) such Programs are free to Fund Persons or if there is a charge, Fund Persons pay: (a) the going rate for such Programs, or (b) the Fund Persons receive a discount of $500 or less; or (2) the Program is approved under or covered by and in compliance with the policies and/or procedures of Pacific Life’s Audit Committee with respect to the provision of educational services by the auditor or other parties. Programs are educational programs and seminars provided by the Auditor or its affiliates and include live programs, webcasts, podcasts, websites, database subscriptions, checklists, research reports, local office seminars, Debrief webcast series, Technical library and similar or related items. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in this Section.

(e)(2) No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the years ended December 31, 2016 and 2015 by the Registrant’s principal accountant for non- audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $455,569 and $912,082, respectively.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants—not applicable.

Item 6. Investments.

(a)	Schedule I.

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
COMMON STOCKS - 96.6%

Basic Materials - 2.2%

Air Products & Chemicals Inc	25,315	$3,640,803
Albemarle Corp	12,871	1,107,936
CF Industries Holdings Inc	27,738	873,192
Eastman Chemical Co	17,591	1,323,019
EI du Pont de Nemours & Co	102,337	7,511,536
FMC Corp	15,906	899,643
Freeport-McMoRan Inc *	144,961	1,912,036
International Flavors & Fragrances Inc	9,169	1,080,383
International Paper Co	47,870	2,539,982
LyondellBasell Industries NV ‘A’	39,745	3,409,326
Monsanto Co	51,264	5,393,486
Newmont Mining Corp	61,766	2,104,368
Nucor Corp	36,975	2,200,752
PPG Industries Inc	30,976	2,935,286
Praxair Inc	33,212	3,892,114
The Dow Chemical Co	131,729	7,537,533
The Mosaic Co	40,296	1,181,882
The Sherwin-Williams Co	9,374	2,519,169

		52,062,446

Communications - 12.8%

Alphabet Inc ‘A’ *	34,684	27,485,336
Alphabet Inc ‘C’ *	34,765	26,832,322
Amazon.com Inc *	46,199	34,643,244
AT&T Inc	719,225	30,588,639
CBS Corp ‘B’	47,523	3,023,413
CenturyLink Inc	63,263	1,504,394
Charter Communications Inc ‘A’ *	25,341	7,296,181
Cisco Systems Inc	588,024	17,770,085
Comcast Corp ‘A’	279,243	19,281,729
Discovery Communications Inc ‘A’ *	17,862	489,598
Discovery Communications Inc ‘C’ *	26,206	701,797
eBay Inc *	123,057	3,653,562
Expedia Inc	14,087	1,595,775
F5 Networks Inc *	7,799	1,128,671
Facebook Inc ‘A’ *	274,204	31,547,170
Frontier Communications Corp	139,017	469,878
Juniper Networks Inc	44,737	1,264,268
Level 3 Communications Inc *	34,451	1,941,658
Motorola Solutions Inc	19,481	1,614,780
Netflix Inc *	50,311	6,228,502
News Corp ‘A’	45,220	518,221
News Corp ‘B’	12,829	151,382
Omnicom Group Inc	27,680	2,355,845
Scripps Networks Interactive Inc ‘A’	11,290	805,767
Symantec Corp	72,251	1,726,076
TEGNA Inc	24,114	515,799
The Interpublic Group of Cos Inc	45,942	1,075,502
The Priceline Group Inc *	5,811	8,519,275
The Walt Disney Co	171,772	17,902,078
Time Warner Inc	90,933	8,777,763
TripAdvisor Inc *	13,557	628,638
Twenty-First Century Fox Inc ‘A’	124,374	3,487,447
Twenty-First Century Fox Inc ‘B’	56,947	1,551,806
VeriSign Inc *	10,963	833,955
Verizon Communications Inc	476,475	25,434,236
Viacom Inc ‘B’	40,204	1,411,160
Yahoo! Inc *	102,742	3,973,033

		298,728,985

Consumer, Cyclical - 8.9%

Advance Auto Parts Inc	8,749	1,479,631
Alaska Air Group Inc	14,125	1,253,311
American Airlines Group Inc	61,687	2,880,166
AutoNation Inc *	7,945	386,524

	Shares	Value
AutoZone Inc *	3,418	$2,699,502
Bed Bath & Beyond Inc	17,972	730,382
Best Buy Co Inc	32,252	1,376,193
BorgWarner Inc	23,548	928,733
CarMax Inc *	22,410	1,442,980
Carnival Corp	51,048	2,657,559
Chipotle Mexican Grill Inc *	3,400	1,282,888
Coach Inc	33,177	1,161,859
Costco Wholesale Corp	51,286	8,211,401
CVS Health Corp	124,567	9,829,582
Darden Restaurants Inc	14,754	1,072,911
Delphi Automotive PLC	31,781	2,140,450
Delta Air Lines Inc	87,484	4,303,338
Dollar General Corp	30,299	2,244,247
Dollar Tree Inc *	27,425	2,116,661
DR Horton Inc	39,614	1,082,651
Fastenal Co	33,385	1,568,427
Foot Locker Inc	15,567	1,103,545
Ford Motor Co	457,746	5,552,459
General Motors Co	162,522	5,662,266
Genuine Parts Co	17,376	1,660,103
Hanesbrands Inc	43,952	948,045
Harley-Davidson Inc	21,029	1,226,832
Harman International Industries Inc	7,933	881,832
Hasbro Inc	13,406	1,042,853
Kohl’s Corp	21,388	1,056,139
L Brands Inc	28,084	1,849,051
Leggett & Platt Inc	15,314	748,548
Lennar Corp ‘A’	22,395	961,417
LKQ Corp *	36,427	1,116,488
Lowe’s Cos Inc	102,247	7,271,807
Macy’s Inc	35,654	1,276,770
Marriott International Inc ‘A’	38,067	3,147,380
Mattel Inc	40,488	1,115,444
McDonald’s Corp	97,427	11,858,814
Michael Kors Holdings Ltd *	19,591	842,021
Mohawk Industries Inc *	7,342	1,466,051
Newell Brands Inc	56,362	2,516,563
NIKE Inc ‘B’	157,695	8,015,637
Nordstrom Inc	13,584	651,081
O’Reilly Automotive Inc *	11,075	3,083,391
PACCAR Inc	40,802	2,607,248
PulteGroup Inc	35,645	655,155
PVH Corp	9,296	838,871
Ralph Lauren Corp	6,442	581,841
Ross Stores Inc	46,076	3,022,586
Royal Caribbean Cruises Ltd	19,546	1,603,554
Signet Jewelers Ltd (NYSE)	8,946	843,250
Southwest Airlines Co	72,481	3,612,453
Staples Inc	76,847	695,465
Starbucks Corp	171,459	9,519,404
Target Corp	67,220	4,855,301
The Gap Inc	25,066	562,481
The Goodyear Tire & Rubber Co	30,396	938,324
The Home Depot Inc	142,914	19,161,909
The TJX Cos Inc	76,965	5,782,380
Tiffany & Co	12,562	972,676
Tractor Supply Co	15,458	1,171,871
Ulta Salon Cosmetics & Fragrance Inc *	6,852	1,746,849
Under Armour Inc ‘A’ *	21,617	627,974
Under Armour Inc ‘C’ *	21,770	547,951
United Continental Holdings Inc *	34,299	2,499,711
Urban Outfitters Inc *	10,500	299,040
VF Corp	38,840	2,072,114
Wal-Mart Stores Inc	177,194	12,247,649
Walgreens Boots Alliance Inc	99,951	8,271,945
Whirlpool Corp	8,845	1,607,756
WW Grainger Inc	6,569	1,525,650
Wyndham Worldwide Corp	12,787	976,543

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Wynn Resorts Ltd	9,272	$802,121
Yum! Brands Inc	40,757	2,581,141

		209,135,146

Consumer, Non-Cyclical - 21.7%

Abbott Laboratories	172,099	6,610,323
AbbVie Inc	190,339	11,919,028
Aetna Inc	40,818	5,061,840
Alexion Pharmaceuticals Inc *	26,081	3,191,010
Allergan PLC *	43,851	9,209,149
Altria Group Inc	228,447	15,447,586
AmerisourceBergen Corp	19,608	1,533,150
Amgen Inc	87,458	12,787,234
Anthem Inc	30,614	4,401,375
Archer-Daniels-Midland Co	68,408	3,122,825
Automatic Data Processing Inc	53,531	5,501,916
Avery Dennison Corp	10,643	747,351
Baxter International Inc	57,231	2,537,623
Becton Dickinson & Co	24,957	4,131,631
Biogen Inc *	25,648	7,273,260
Boston Scientific Corp *	159,816	3,456,820
Bristol-Myers Squibb Co	195,305	11,413,624
Brown-Forman Corp ‘B’	21,328	958,054
Campbell Soup Co	22,714	1,373,516
Cardinal Health Inc	37,254	2,681,170
Celgene Corp *	90,592	10,486,024
Centene Corp *	19,619	1,108,670
Church & Dwight Co Inc	29,882	1,320,486
Cigna Corp	29,864	3,983,559
Cintas Corp	9,999	1,155,484
Colgate-Palmolive Co	103,967	6,803,600
Conagra Brands Inc	48,734	1,927,430
Constellation Brands Inc ‘A’	20,805	3,189,615
Coty Inc ‘A’	55,096	1,008,808
CR Bard Inc	8,536	1,917,698
Danaher Corp	71,023	5,528,430
DaVita Inc *	19,665	1,262,493
DENTSPLY SIRONA Inc	27,270	1,574,297
Dr Pepper Snapple Group Inc	21,633	1,961,464
Ecolab Inc	30,733	3,602,522
Edwards Lifesciences Corp *	25,030	2,345,311
Eli Lilly & Co	113,638	8,358,075
Endo International PLC *	22,216	365,898
Envision Healthcare Corp *	13,704	867,326
Equifax Inc	13,800	1,631,574
Express Scripts Holding Co *	73,673	5,067,966
General Mills Inc	69,857	4,315,067
Gilead Sciences Inc	154,166	11,039,827
Global Payments Inc	17,750	1,232,027
H&R Block Inc	26,126	600,637
HCA Holdings Inc	34,492	2,553,098
Henry Schein Inc *	9,514	1,443,369
Hologic Inc *	32,424	1,300,851
Hormel Foods Corp	31,015	1,079,632
Humana Inc	17,352	3,540,329
Illumina Inc *	17,138	2,194,350
Intuitive Surgical Inc *	4,513	2,862,009
Johnson & Johnson	319,170	36,771,576
Kellogg Co	29,343	2,162,873
Kimberly-Clark Corp	41,927	4,784,709
Laboratory Corp of America Holdings *	12,103	1,553,783
Mallinckrodt PLC *	12,619	628,679
McCormick & Co Inc	13,336	1,244,649
McKesson Corp	26,443	3,713,919
Mead Johnson Nutrition Co	21,714	1,536,483
Medtronic PLC	161,556	11,507,634
Merck & Co Inc	323,340	19,035,026
Molson Coors Brewing Co ‘B’	21,437	2,086,034
Mondelez International Inc ‘A’	181,827	8,060,391
Monster Beverage Corp *	47,397	2,101,583

	Shares	Value
Moody’s Corp	19,681	$1,855,328
Mylan NV *	53,748	2,050,486
Nielsen Holdings PLC	39,287	1,648,090
Patterson Cos Inc	9,940	407,838
PayPal Holdings Inc *	131,171	5,177,319
PepsiCo Inc	168,162	17,594,790
Perrigo Co PLC	16,675	1,387,860
Pfizer Inc	708,578	23,014,613
Philip Morris International Inc	181,421	16,598,207
Quanta Services Inc *	17,186	598,932
Quest Diagnostics Inc	16,469	1,513,501
Regeneron Pharmaceuticals Inc *	8,823	3,238,835
Reynolds American Inc	96,381	5,401,191
Robert Half International Inc	15,609	761,407
S&P Global Inc	30,806	3,312,877
St Jude Medical Inc	33,097	2,654,048
Stryker Corp	36,185	4,335,325
Sysco Corp	59,663	3,303,540
The Clorox Co	15,058	1,807,261
The Coca-Cola Co	454,314	18,835,858
The Cooper Cos Inc	5,696	996,401
The Estee Lauder Cos Inc ‘A’	25,914	1,982,162
The Hershey Co	16,362	1,692,322
The JM Smucker Co	13,609	1,742,769
The Kraft Heinz Co	69,854	6,099,651
The Kroger Co	111,042	3,832,059
The Procter & Gamble Co	313,466	26,356,221
The Western Union Co	57,180	1,241,950
Thermo Fisher Scientific Inc	46,110	6,506,121
Total System Services Inc	19,162	939,513
Tyson Foods Inc ‘A’	34,879	2,151,337
United Rentals Inc *	10,162	1,072,904
UnitedHealth Group Inc	111,332	17,817,573
Universal Health Services Inc ‘B’	10,438	1,110,394
Varian Medical Systems Inc *	10,912	979,679
Verisk Analytics Inc *	18,405	1,493,934
Vertex Pharmaceuticals Inc *	28,797	2,121,475
Whole Foods Market Inc	37,327	1,148,179
Zimmer Biomet Holdings Inc	23,544	2,429,741
Zoetis Inc	57,828	3,095,533

		506,480,974

Diversified - 0.0%

Leucadia National Corp	37,400	869,550

Energy - 7.3%

Anadarko Petroleum Corp	65,470	4,565,223
Apache Corp	44,070	2,797,123
Baker Hughes Inc	50,028	3,250,319
Cabot Oil & Gas Corp	54,511	1,273,377
Chesapeake Energy Corp *	76,309	535,689
Chevron Corp	220,523	25,955,557
Cimarex Energy Co	11,257	1,529,826
Concho Resources Inc *	16,619	2,203,679
ConocoPhillips	145,224	7,281,531
Devon Energy Corp	61,005	2,786,098
EOG Resources Inc	67,526	6,826,879
EQT Corp	20,251	1,324,415
Exxon Mobil Corp	484,700	43,749,022
First Solar Inc *	9,084	291,506
FMC Technologies Inc *	27,003	959,417
Halliburton Co	101,083	5,467,579
Helmerich & Payne Inc	12,854	994,900
Hess Corp	31,590	1,967,741
Kinder Morgan Inc	224,392	4,647,158
Marathon Oil Corp	97,534	1,688,314
Marathon Petroleum Corp	61,685	3,105,840
Murphy Oil Corp	19,245	599,097
National Oilwell Varco Inc	44,711	1,673,980

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Newfield Exploration Co *	23,626	$956,853
Noble Energy Inc	49,853	1,897,405
Occidental Petroleum Corp	89,502	6,375,227
ONEOK Inc	25,011	1,435,882
Phillips 66	51,953	4,489,259
Pioneer Natural Resources Co	19,823	3,569,528
Range Resources Corp	21,976	755,095
Schlumberger Ltd	162,596	13,649,934
Southwestern Energy Co *	57,696	624,271
Spectra Energy Corp	81,962	3,367,819
Tesoro Corp	13,668	1,195,267
The Williams Cos Inc	80,574	2,509,074
Transocean Ltd *	40,731	600,375
Valero Energy Corp	53,920	3,683,814

		170,584,073

Financial - 18.2%

Affiliated Managers Group Inc *	6,426	933,698
Aflac Inc	47,600	3,312,960
Alliance Data Systems Corp	6,835	1,561,797
American Express Co	90,745	6,722,390
American International Group Inc	114,477	7,476,493
American Tower Corp REIT	49,826	5,265,612
Ameriprise Financial Inc	18,863	2,092,661
Aon PLC	31,235	3,483,640
Apartment Investment & Management Co ‘A’ REIT	18,636	847,006
Arthur J Gallagher & Co	21,059	1,094,226
Assurant Inc	7,211	669,613
AvalonBay Communities Inc REIT	15,969	2,828,908
Bank of America Corp	1,185,515	26,199,881
BB&T Corp	95,391	4,485,285
Berkshire Hathaway Inc ‘B’ *	221,843	36,155,972
BlackRock Inc	14,263	5,427,642
Boston Properties Inc REIT	17,884	2,249,450
Capital One Financial Corp	56,583	4,936,301
CBRE Group Inc ‘A’ *	34,605	1,089,711
Chubb Ltd	54,418	7,189,706
Cincinnati Financial Corp	17,606	1,333,655
Citigroup Inc	334,328	19,869,113
Citizens Financial Group Inc	60,583	2,158,572
CME Group Inc ‘A’	39,426	4,547,789
Comerica Inc	19,878	1,353,891
Crown Castle International Corp REIT	42,146	3,657,008
Digital Realty Trust Inc REIT	18,630	1,830,584
Discover Financial Services	47,189	3,401,855
E*TRADE Financial Corp *	31,757	1,100,380
Equinix Inc REIT	8,309	2,969,720
Equity Residential REIT	42,553	2,738,711
Essex Property Trust Inc REIT	7,602	1,767,465
Extra Space Storage Inc REIT	14,430	1,114,573
Federal Realty Investment Trust REIT	8,291	1,178,234
Fifth Third Bancorp	89,380	2,410,579
Franklin Resources Inc	41,081	1,625,986
General Growth Properties Inc REIT	67,864	1,695,243
HCP Inc REIT	54,220	1,611,418
Host Hotels & Resorts Inc REIT	86,905	1,637,290
Huntington Bancshares Inc	126,317	1,669,911
Intercontinental Exchange Inc	69,300	3,909,906
Invesco Ltd	47,854	1,451,890
Iron Mountain Inc REIT	28,846	936,918
JPMorgan Chase & Co	419,799	36,224,456
KeyCorp	126,054	2,303,007
Kimco Realty Corp REIT	49,233	1,238,702
Lincoln National Corp	27,539	1,825,010
Loews Corp	32,310	1,513,077
M&T Bank Corp	18,511	2,895,676
Marsh & McLennan Cos Inc	60,683	4,101,564
Mastercard Inc ‘A’	112,104	11,574,738
MetLife Inc	128,886	6,945,667

	Shares	Value
Mid-America Apartment Communities Inc REIT	13,260	$1,298,419
Morgan Stanley	168,956	7,138,391
Nasdaq Inc	13,653	916,389
Navient Corp	37,222	611,557
Northern Trust Corp	24,952	2,221,976
People’s United Financial Inc	36,944	715,236
Principal Financial Group Inc	31,207	1,805,637
Prologis Inc REIT	62,005	3,273,244
Prudential Financial Inc	50,914	5,298,111
Public Storage REIT	17,434	3,896,499
Realty Income Corp REIT	30,477	1,751,818
Regions Financial Corp	147,473	2,117,712
Simon Property Group Inc REIT	36,750	6,529,372
SL Green Realty Corp REIT	11,889	1,278,662
State Street Corp	42,842	3,329,680
SunTrust Banks Inc	58,343	3,200,114
Synchrony Financial	92,609	3,358,928
T Rowe Price Group Inc	28,896	2,174,713
The Allstate Corp	43,585	3,230,520
The Bank of New York Mellon Corp	124,341	5,891,277
The Charles Schwab Corp	141,436	5,582,479
The Goldman Sachs Group Inc	43,386	10,388,778
The Hartford Financial Services Group Inc	44,773	2,133,433
The Macerich Co REIT	14,056	995,727
The PNC Financial Services Group Inc	57,416	6,715,375
The Progressive Corp	67,874	2,409,527
The Travelers Cos Inc	33,666	4,121,392
Torchmark Corp	12,754	940,735
UDR Inc REIT	30,664	1,118,623
Unum Group	27,206	1,195,160
US Bancorp	187,938	9,654,375
Ventas Inc REIT	41,056	2,566,821
Visa Inc ‘A’	219,103	17,094,416
Vornado Realty Trust REIT	20,089	2,096,689
Wells Fargo & Co	529,581	29,185,209
Welltower Inc REIT	41,562	2,781,745
Weyerhaeuser Co REIT	86,976	2,617,108
Willis Towers Watson PLC	15,165	1,854,376
XL Group Ltd (Ireland)	31,870	1,187,476
Zions Bancorp	24,337	1,047,464

		424,340,703

Industrial - 9.7%

3M Co	70,612	12,609,185
Acuity Brands Inc	5,206	1,201,857
Agilent Technologies Inc	38,043	1,733,239
Allegion PLC	11,436	731,904
AMETEK Inc	27,097	1,316,914
Amphenol Corp ‘A’	35,850	2,409,120
Arconic Inc	50,640	938,866
Ball Corp	20,165	1,513,787
Caterpillar Inc	68,512	6,353,803
CH Robinson Worldwide Inc	16,485	1,207,691
Corning Inc	111,197	2,698,751
CSX Corp	111,284	3,998,434
Cummins Inc	18,079	2,470,857
Deere & Co	33,798	3,482,546
Dover Corp	18,448	1,382,309
Eaton Corp PLC	53,322	3,577,373
Emerson Electric Co	74,901	4,175,731
Expeditors International of Washington Inc	20,816	1,102,415
FedEx Corp	28,562	5,318,244
FLIR Systems Inc	16,370	592,430
Flowserve Corp	15,479	743,766
Fluor Corp	16,532	868,261
Fortive Corp	35,571	1,907,673
Fortune Brands Home & Security Inc	18,314	979,066
Garmin Ltd	13,084	634,443
General Dynamics Corp	33,449	5,775,304

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
General Electric Co	1,037,851	$32,796,092
Harris Corp	14,318	1,467,166
Honeywell International Inc	89,112	10,323,625
Illinois Tool Works Inc	37,283	4,565,676
Ingersoll-Rand PLC	29,898	2,243,546
Jacobs Engineering Group Inc *	14,583	831,231
JB Hunt Transport Services Inc	10,062	976,718
Johnson Controls International PLC	110,371	4,546,182
Kansas City Southern	12,430	1,054,686
L3 Technologies Inc	8,959	1,362,754
Lockheed Martin Corp	29,522	7,378,729
Martin Marietta Materials Inc	7,396	1,638,436
Masco Corp	38,355	1,212,785
Mettler-Toledo International Inc *	3,114	1,303,396
Norfolk Southern Corp	34,431	3,720,958
Northrop Grumman Corp	20,802	4,838,129
Parker-Hannifin Corp	15,680	2,195,200
Pentair PLC (United Kingdom)	19,478	1,092,131
PerkinElmer Inc	13,066	681,392
Raytheon Co	34,575	4,909,650
Republic Services Inc	27,503	1,569,046
Rockwell Automation Inc	15,166	2,038,310
Rockwell Collins Inc	15,094	1,400,119
Roper Technologies Inc	11,775	2,155,767
Ryder System Inc	6,366	473,885
Sealed Air Corp	23,324	1,057,510
Snap-on Inc	6,914	1,184,161
Stanley Black & Decker Inc	17,477	2,004,437
Stericycle Inc *	9,703	747,519
TE Connectivity Ltd	41,635	2,884,473
Textron Inc	31,091	1,509,779
The Boeing Co	67,813	10,557,128
TransDigm Group Inc	5,856	1,457,910
Union Pacific Corp	97,378	10,096,151
United Parcel Service Inc ‘B’	80,808	9,263,829
United Technologies Corp	89,839	9,848,151
Vulcan Materials Co	15,496	1,939,324
Waste Management Inc	47,416	3,362,269
Waters Corp *	9,372	1,259,503
WestRock Co	29,071	1,475,935
Xylem Inc	21,241	1,051,854

		226,199,511

Technology - 12.8%

Accenture PLC ‘A’	72,623	8,506,332
Activision Blizzard Inc	79,722	2,878,761
Adobe Systems Inc *	58,236	5,995,396
Akamai Technologies Inc *	20,257	1,350,737
Analog Devices Inc	35,783	2,598,561
Apple Inc	625,582	72,454,907
Applied Materials Inc	126,800	4,091,836
Autodesk Inc *	22,817	1,688,686
Broadcom Ltd (Singapore)	46,219	8,170,133
CA Inc	36,742	1,167,293
Cerner Corp *	35,031	1,659,418
Citrix Systems Inc *	18,325	1,636,606
Cognizant Technology Solutions Corp ‘A’ *	71,318	3,995,948
CSRA Inc	16,217	516,349
Electronic Arts Inc *	35,114	2,765,579
Fidelity National Information Services Inc	38,304	2,897,315
Fiserv Inc *	25,885	2,751,058
Hewlett Packard Enterprise Co	193,460	4,476,664
HP Inc	199,152	2,955,416
Intel Corp	552,837	20,051,398
International Business Machines Corp	101,697	16,880,685
Intuit Inc	28,660	3,284,723
KLA-Tencor Corp	17,940	1,411,519
Lam Research Corp	18,864	1,994,491
Linear Technology Corp	28,295	1,764,193
Microchip Technology Inc	25,408	1,629,923

	Shares	Value
Micron Technology Inc *	119,923	$2,628,712
Microsoft Corp	910,964	56,607,303
NetApp Inc	32,566	1,148,603
NVIDIA Corp	62,545	6,676,053
Oracle Corp	351,637	13,520,443
Paychex Inc	37,315	2,271,737
Pitney Bowes Inc	22,797	346,286
Qorvo Inc *	15,348	809,300
QUALCOMM Inc	172,179	11,226,071
Red Hat Inc *	21,124	1,472,343
salesforce.com Inc *	75,284	5,153,943
Seagate Technology PLC	35,276	1,346,485
Skyworks Solutions Inc	22,093	1,649,463
Teradata Corp *	15,828	430,047
Texas Instruments Inc	117,551	8,577,696
The Dun & Bradstreet Corp	4,305	522,283
Western Digital Corp	33,127	2,250,980
Xerox Corp	99,456	868,251
Xilinx Inc	29,485	1,780,009

		298,859,935

Utilities - 3.0%

AES Corp	78,511	912,298
Alliant Energy Corp	26,085	988,361
Ameren Corp	28,091	1,473,654
American Electric Power Co Inc	57,200	3,601,312
American Water Works Co Inc	20,686	1,496,839
CenterPoint Energy Inc	49,452	1,218,497
CMS Energy Corp	32,984	1,372,794
Consolidated Edison Inc	35,411	2,609,082
Dominion Resources Inc	73,164	5,603,631
DTE Energy Co	20,891	2,057,972
Duke Energy Corp	80,750	6,267,815
Edison International	37,932	2,730,725
Entergy Corp	20,726	1,522,739
Eversource Energy	36,930	2,039,644
Exelon Corp	107,318	3,808,716
FirstEnergy Corp	49,218	1,524,281
NextEra Energy Inc	54,576	6,519,649
NiSource Inc	38,051	842,449
NRG Energy Inc	37,473	459,419
PG&E Corp	58,457	3,552,432
Pinnacle West Capital Corp	13,210	1,030,776
PPL Corp	78,812	2,683,549
Public Service Enterprise Group Inc	58,902	2,584,620
SCANA Corp	16,453	1,205,676
Sempra Energy	29,202	2,938,889
The Southern Co	114,404	5,627,533
WEC Energy Group Inc	36,749	2,155,329
Xcel Energy Inc	59,137	2,406,876

		71,235,557

Total Common Stocks (Cost $1,616,013,871)		2,258,496,880

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Principal Amount	Value
SHORT-TERM INVESTMENT - 3.3%

Repurchase Agreement - 3.3%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $76,422,886; collateralized by U.S. Treasury Notes: 2.250% - 2.375% due 08/15/24 - 11/15/24 and value $77,953,064)	$76,422,631	$76,422,631

Total Short-Term Investment (Cost $76,422,631)		76,422,631

TOTAL INVESTMENTS - 99.9% (Cost $1,692,436,502)		2,334,919,511

OTHER ASSETS & LIABILITIES, NET - 0.1%		3,183,074

NET ASSETS - 100.0%		$2,338,102,585

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	21.7%
Financial	18.2%
Technology	12.8%
Communications	12.8%
Industrial	9.7%
Consumer, Cyclical	8.9%
Energy	7.3%
Short-Term Investment	3.3%
Utilities	3.0%
Others (each less than 3.0%)	2.2%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Open futures contracts outstanding as of December 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index (03/17)	730	$115,217

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$2,258,496,880	$2,258,496,880	$-	$-
	Short-Term Investment	76,422,631	-	76,422,631	-
	Derivatives:
	Equity Contracts
	Futures	115,217	115,217	-	-

	Total	$2,335,034,728	$2,258,612,097	$76,422,631	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
RIGHTS - 0.0%

Communications - 0.0%

Leap Wireless International Inc-Contingent Value Rights * +	23,721	$75,314

Total Rights (Cost $0)		75,314

COMMON STOCKS - 98.1%

Basic Materials - 6.1%

A Schulman Inc	28,677	959,246
Aceto Corp	891	19,575
AgroFresh Solutions Inc *	6,841	18,129
AK Steel Holding Corp *	94,113	960,894
Allegheny Technologies Inc	32,388	515,941
American Vanguard Corp	8,663	165,896
Calgon Carbon Corp	15,331	260,627
Carpenter Technology Corp	13,816	499,725
Century Aluminum Co *	14,539	124,454
Chemtura Corp *	9,572	317,790
Cliffs Natural Resources Inc *	66,338	557,903
Coeur Mining Inc *	14,424	131,114
Commercial Metals Co	34,613	753,871
CSW Industrials Inc *	4,403	162,251
Detour Gold Corp * (Canada)	142,100	1,935,731
Fairmount Santrol Holdings Inc *	27,813	327,915
Ferroglobe PLC	20,210	218,874
Ferroglobe Representation & Warranty Insurance Trust +	20,210	-
GCP Applied Technologies Inc *	3,318	88,756
Gold Resource Corp	3,108	13,520
Hawkins Inc	2,353	126,944
HB Fuller Co	30,858	1,490,750
Hecla Mining Co	115,247	603,894
Ingevity Corp *	37,775	2,072,336
Innophos Holdings Inc	612	31,983
Innospec Inc	7,054	483,199
Kaiser Aluminum Corp	3,420	265,700
KMG Chemicals Inc	1,551	60,318
Koppers Holdings Inc *	1,301	52,430
Kraton Corp *	9,032	257,231
Kronos Worldwide Inc	6,640	79,282
Landec Corp *	188,526	2,601,659
Materion Corp	6,097	241,441
Minerals Technologies Inc	30,305	2,341,061
OceanaGold Corp (Australia)	619,000	1,802,622
Oil-Dri Corp of America	1,515	57,888
Olin Corp	50,212	1,285,929
OMNOVA Solutions Inc *	4,788	47,880
PH Glatfelter Co	13,304	317,833
Quaker Chemical Corp	991	126,789
Rayonier Advanced Materials Inc	5,080	78,537
Ryerson Holding Corp *	3,672	49,021
Schnitzer Steel Industries Inc ‘A’	7,935	203,929
Schweitzer-Mauduit International Inc	7,456	339,472
Sensient Technologies Corp	98,110	7,709,484
Smart Sand Inc *	3,503	57,975
Stepan Co	14,920	1,215,682
Stillwater Mining Co *	36,664	590,657
The Chemours Co	8,775	193,840
Tronox Ltd ‘A’	19,619	202,272
United States Lime & Minerals Inc	529	40,072
Valhi Inc	7,390	25,569
Versum Materials Inc *	114,700	3,219,629

		36,305,520

	Shares	Value
Communications - 2.6%

1-800-Flowers.com Inc ‘A’ *	5,816	$62,231
ADTRAN Inc	5,256	117,472
ATN International Inc	3,011	241,271
Autobytel Inc *	2,137	28,743
Bankrate Inc *	14,413	159,264
Black Box Corp	4,685	71,446
Blucora Inc *	9,597	141,556
Boingo Wireless Inc *	4,357	53,112
Calix Inc *	12,840	98,868
ChannelAdvisor Corp *	483	6,931
Chegg Inc *	14,459	106,707
Cincinnati Bell Inc *	12,874	287,734
Comtech Telecommunications Corp	6,856	81,244
Consolidated Communications Holdings Inc	4,667	125,309
Daily Journal Corp *	101	24,422
DigitalGlobe Inc *	18,969	543,462
Entercom Communications Corp ‘A’	8,050	123,165
ePlus Inc *	527	60,710
FairPoint Communications Inc *	1,441	26,947
Finisar Corp *	32,463	982,655
FTD Cos Inc *	5,383	128,331
Gannett Co Inc	36,135	350,871
Global Eagle Entertainment Inc *	13,703	88,521
Global Sources Ltd * (Hong Kong)	2,533	22,417
Globalstar Inc *	44,522	70,345
Gray Television Inc *	7,648	82,981
Harmonic Inc *	22,835	114,175
Hawaiian Telcom Holdco Inc *	2,011	49,833
HC2 Holdings Inc *	10,329	61,251
Hemisphere Media Group Inc *	462	5,174
Houghton Mifflin Harcourt Co *	12,737	138,196
IDT Corp ‘B’	1,993	36,950
Infinera Corp *	12,719	107,984
Intelsat SA *	9,205	24,577
Intralinks Holdings Inc *	11,845	160,144
Iridium Communications Inc *	25,124	241,190
Ixia *	19,488	313,757
KVH Industries Inc *	4,691	55,354
Lands’ End Inc *	4,741	71,826
Liberty Media Corp-Liberty Braves ‘A’ *	2,661	54,524
Liberty Media Corp-Liberty Braves ‘C’ *	8,988	185,063
Liberty Media Corp-Liberty Media ‘A’ *	5,457	171,077
Liberty Media Corp-Liberty Media ‘C’ *	11,658	365,245
Limelight Networks Inc *	22,813	57,489
Liquidity Services Inc *	7,785	75,904
Lumos Networks Corp *	5,379	84,020
Marchex Inc ‘B’ *	10,046	26,622
MDC Partners Inc ‘A’	11,438	74,919
Media General Inc *	32,608	614,009
MeetMe Inc *	1,735	8,554
Meredith Corp	11,527	681,822
MSG Networks Inc ‘A’ *	12,300	264,450
NeoPhotonics Corp *	7,745	83,723
NETGEAR Inc *	3,389	184,192
NeuStar Inc ‘A’ *	1,570	52,438
New Media Investment Group Inc	11,705	187,163
NII Holdings Inc *	17,052	36,662
Numerex Corp ‘A’ *	3,388	25,071
Oclaro Inc *	5,224	46,755
ORBCOMM Inc *	220,726	1,825,404
Perficient Inc *	3,210	56,143
Preformed Line Products Co	813	47,252
Quantenna Communications Inc *	1,183	21,448
QuinStreet Inc *	11,305	42,507
RealNetworks Inc *	6,918	33,621
Reis Inc	1,027	22,851
RetailMeNot Inc *	11,589	107,778
Rightside Group Ltd *	3,524	29,143

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
RigNet Inc *	3,686	$85,331
Saga Communications Inc ‘A’	1,121	56,386
Salem Media Group Inc	3,378	21,112
Scholastic Corp	8,267	392,600
ShoreTel Inc *	16,030	114,614
Silicom Ltd (Israel)	1,279	52,554
Sonus Networks Inc *	12,268	77,288
Spok Holdings Inc	6,206	128,774
TechTarget Inc *	3,016	25,726
Telenav Inc *	10,315	72,721
The EW Scripps Co ‘A’ *	18,190	351,613
The New York Times Co ‘A’	37,480	498,484
The Rubicon Project Inc *	7,192	53,365
The Trade Desk Inc ‘A’ *	1,236	34,200
Time Inc	30,580	545,853
TiVo Corp *	24,198	505,738
Townsquare Media Inc ‘A’ *	2,375	24,724
tronc Inc	3,194	44,301
VASCO Data Security International Inc *	925	12,626
ViaSat Inc *	2,044	135,354
Viavi Solutions Inc *	69,714	570,260
Vonage Holdings Corp *	52,263	358,002
West Corp	11,476	284,146
Windstream Holdings Inc	26,225	192,229

		15,570,976

Consumer, Cyclical - 9.2%

Abercrombie & Fitch Co ‘A’	20,772	249,264
Acushnet Holdings Corp *	3,002	59,169
AdvancePierre Foods Holdings Inc	2,517	74,956
AMC Entertainment Holdings Inc ‘A’	6,469	217,682
America’s Car-Mart Inc *	2,396	104,825
American Eagle Outfitters Inc	5,059	76,745
Anixter International Inc *	8,707	705,702
Arctic Cat Inc *	2,399	36,033
Ascena Retail Group Inc *	35,533	219,949
At Home Group Inc *	1,626	23,788
AV Homes Inc *	2,762	43,640
Barnes & Noble Education Inc *	12,256	140,576
Barnes & Noble Inc	19,138	213,389
Bassett Furniture Industries Inc	1,401	42,590
Beazer Homes USA Inc *	8,599	114,367
Belmond Ltd ‘A’ * (United Kingdom)	25,430	339,491
Big 5 Sporting Goods Corp	5,306	92,059
Biglari Holdings Inc *	283	133,916
Blue Bird Corp *	1,490	23,021
BMC Stock Holdings Inc *	2,642	51,519
Boot Barn Holdings Inc *	4,226	52,910
Brinker International Inc	51,000	2,526,030
BRP Inc * (Canada)	163,467	3,451,599
Brunswick Corp	10,500	572,670
Build-A-Bear Workshop Inc *	3,820	52,525
Caesars Acquisition Co ‘A’ *	14,637	197,600
Caesars Entertainment Corp *	15,173	128,971
Caleres Inc	87,356	2,867,024
Callaway Golf Co	17,923	196,436
Camping World Holdings Inc ‘A’	383	12,482
Carrols Restaurant Group Inc *	1,118	17,050
Century Casinos Inc *	3,453	28,418
Century Communities Inc *	4,377	91,917
Chico’s FAS Inc	4,216	60,668
Citi Trends Inc	4,522	85,194
CompX International Inc	655	10,546
Conn’s Inc *	6,108	77,266
Cooper Tire & Rubber Co	16,784	652,058
Cooper-Standard Holdings Inc *	307	31,738
Cracker Barrel Old Country Store Inc	307	51,263
Daktronics Inc	11,356	121,509
Dana Inc	45,098	855,960
Deckers Outdoor Corp *	9,067	502,221

	Shares	Value
Del Frisco’s Restaurant Group Inc *	6,818	$115,906
Del Taco Restaurants Inc *	7,240	102,229
Delta Apparel Inc *	2,225	46,124
Denny’s Corp *	6,113	78,430
Destination XL Group Inc *	3,566	15,156
DineEquity Inc	2,339	180,103
Douglas Dynamics Inc	909	30,588
DSW Inc ‘A’	20,589	466,341
El Pollo Loco Holdings Inc *	6,398	78,695
Eldorado Resorts Inc *	879	14,899
Empire Resorts Inc *	911	20,725
Eros International PLC *	8,965	116,993
Escalade Inc	3,292	43,454
Essendant Inc	11,438	239,054
Express Inc *	22,688	244,123
EZCORP Inc ‘A’ *	15,339	163,360
Federal-Mogul Holdings Corp *	9,445	97,378
Fiesta Restaurant Group Inc *	1,487	44,387
FirstCash Inc	5,979	281,013
Flexsteel Industries Inc	1,933	119,208
Fogo De Chao Inc *	1,513	21,712
Fossil Group Inc *	12,883	333,154
Fred’s Inc ‘A’	10,142	188,236
G&K Services Inc ‘A’	1,453	140,142
G-III Apparel Group Ltd *	2,756	81,467
Gaia Inc *	1,144	9,896
Genesco Inc *	8,385	520,709
Golden Entertainment Inc	2,563	31,038
Green Brick Partners Inc *	7,027	70,621
Group 1 Automotive Inc	4,886	380,815
Guess? Inc	18,898	228,666
Haverty Furniture Cos Inc	5,648	133,858
Hibbett Sports Inc *	1,524	56,845
Hooker Furniture Corp	3,212	121,895
Hovnanian Enterprises Inc ‘A’ *	38,170	104,204
Iconix Brand Group Inc *	13,656	127,547
ILG Inc	30,659	557,074
Interface Inc	2,298	42,628
International Speedway Corp ‘A’	7,993	294,142
Intrawest Resorts Holdings Inc *	4,766	85,073
J Alexander’s Holdings Inc *	4,270	45,903
Jack in the Box Inc	2,159	241,031
JAKKS Pacific Inc *	4,603	23,705
Johnson Outdoors Inc ‘A’	1,538	61,043
KB Home	20,072	317,338
Kimball International Inc ‘B’	1,532	26,902
Kirkland’s Inc *	2,536	39,333
Kona Grill Inc *	949	11,910
La Quinta Holdings Inc *	20,470	290,879
La-Z-Boy Inc	71,037	2,205,699
LCI Industries	36,400	3,922,100
LGI Homes Inc *	333	9,567
Libbey Inc	5,600	108,976
Lifetime Brands Inc	3,314	58,824
Luby’s Inc *	6,003	25,693
Lumber Liquidators Holdings Inc *	8,134	128,029
M/I Homes Inc *	106,569	2,683,407
MarineMax Inc *	3,367	65,151
Marriott Vacations Worldwide Corp	6,317	535,997
MDC Holdings Inc	7,452	191,218
Meritage Homes Corp *	10,905	379,494
Meritor Inc *	25,073	311,407
Metaldyne Performance Group Inc	1,894	43,467
Miller Industries Inc	2,974	78,662
Mobile Mini Inc	3,517	106,389
Modine Manufacturing Co *	14,382	214,292
Monarch Casino & Resort Inc *	3,355	86,492
Motorcar Parts of America Inc *	264	7,107
Movado Group Inc	4,711	135,441
NACCO Industries Inc ‘A’	1,185	107,302

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
National CineMedia Inc	19,034	$280,371
Navistar International Corp *	13,840	434,161
Noodles & Co *	1,341	5,498
Office Depot Inc	166,388	752,074
Party City Holdco Inc *	4,765	67,663
PC Connection Inc	3,394	95,337
Penn National Gaming Inc *	3,405	46,955
Perry Ellis International Inc *	3,723	92,740
PICO Holdings Inc *	5,848	88,597
Pier 1 Imports Inc	19,922	170,134
Pinnacle Entertainment Inc *	15,104	219,008
Reading International Inc ‘A’ *	3,949	65,553
Red Lion Hotels Corp *	4,218	35,220
Red Robin Gourmet Burgers Inc *	3,209	180,988
Regis Corp *	11,425	165,891
RH *	11,853	363,887
Ruby Tuesday Inc *	17,367	56,095
Rush Enterprises Inc ‘A’ *	9,048	288,631
Rush Enterprises Inc ‘B’ *	1,829	56,461
ScanSource Inc *	7,653	308,799
Sears Holdings Corp *	2,812	26,123
Sears Hometown & Outlet Stores Inc *	3,418	16,065
Sequential Brands Group Inc *	12,373	57,906
Shoe Carnival Inc	3,990	107,650
SkyWest Inc	15,358	559,799
Sonic Automotive Inc ‘A’	8,554	195,887
Spartan Motors Inc	10,315	95,414
Speedway Motorsports Inc	3,545	76,820
Spirit Airlines Inc *	72,400	4,189,064
Sportsman’s Warehouse Holdings Inc *	577	5,418
Stage Stores Inc	8,357	36,520
Standard Motor Products Inc	2,684	142,842
Strattec Security Corp	1,097	44,209
Superior Industries International Inc	7,275	191,696
Supreme Industries Inc ‘A’	1,722	27,035
Systemax Inc	3,223	28,266
Tailored Brands Inc	10,383	265,286
The Buckle Inc	5,807	132,400
The Cato Corp ‘A’	59,905	1,801,942
The Container Store Group Inc *	3,510	22,289
The Finish Line Inc ‘A’	44,364	834,487
The Marcus Corp	5,622	177,093
The New Home Co Inc *	3,054	35,762
Thor Industries Inc	33,189	3,320,559
Tilly’s Inc ‘A’ *	3,759	49,581
Titan International Inc	13,479	151,100
Titan Machinery Inc *	5,357	78,051
Tower International Inc	6,322	179,229
TRI Pointe Group Inc *	41,770	479,520
Triton International Ltd (Bermuda)	10,134	160,117
Tuesday Morning Corp *	14,189	76,621
UCP Inc ‘A’ *	2,293	27,631
Unifi Inc *	4,789	156,265
UniFirst Corp	4,126	592,700
Vera Bradley Inc *	1,976	23,159
Veritiv Corp *	2,451	131,741
Vince Holding Corp *	5,968	24,170
Vitamin Shoppe Inc *	7,122	169,148
Wabash National Corp *	14,538	229,991
WCI Communities Inc *	6,643	155,778
Wesco Aircraft Holdings Inc *	13,408	200,450
West Marine Inc *	5,555	58,161
Weyco Group Inc	1,868	58,468
William Lyon Homes ‘A’ *	7,284	138,615
Winnebago Industries Inc	20,200	639,330
Wolverine World Wide Inc	24,500	537,775
Zumiez Inc *	5,495	120,066

		54,699,644

	Shares	Value
Consumer, Non-Cyclical - 9.7%

Aaron’s Inc	19,806	$633,594
ABM Industries Inc	16,826	687,174
Accelerate Diagnostics Inc *	491	10,188
ACCO Brands Corp *	32,016	417,809
Acorda Therapeutics Inc *	11,334	213,079
Adamas Pharmaceuticals Inc *	2,656	44,886
Addus HomeCare Corp *	1,973	69,154
Adverum Biotechnologies Inc *	6,968	20,207
Agenus Inc *	3,971	16,361
AGT Food & Ingredients Inc (Canada)	34,600	944,210
Akebia Therapeutics Inc *	7,988	83,155
Albany Molecular Research Inc *	4,308	80,818
Alico Inc	851	23,105
Alliance One International Inc *	2,596	49,843
Almost Family Inc *	1,836	80,968
AMAG Pharmaceuticals Inc *	7,443	259,016
American Public Education Inc *	4,799	117,815
American Renal Associates Holdings Inc *	343	7,299
Analogic Corp	3,440	285,348
AngioDynamics Inc *	8,130	137,153
Anika Therapeutics Inc *	816	39,951
Apollo Education Group Inc *	26,075	258,143
Aratana Therapeutics Inc *	987	7,087
ARC Document Solutions Inc *	12,991	65,994
Ardelyx Inc *	8,163	115,915
ARIAD Pharmaceuticals Inc *	3,359	41,786
Array BioPharma Inc *	46,362	407,522
Arrowhead Pharmaceuticals Inc *	1,293	2,004
Ascent Capital Group Inc ‘A’ *	3,292	53,528
Atara Biotherapeutics Inc *	6,527	92,683
AtriCure Inc *	2,010	39,336
Audentes Therapeutics Inc *	345	6,303
Avon Products Inc *	104,460	526,478
B. Riley Financial Inc	2,812	51,881
Bellicum Pharmaceuticals Inc *	2,143	29,188
BioCryst Pharmaceuticals Inc *	3,624	22,940
BioScrip Inc *	31,361	32,615
Bluebird Bio Inc *	7,631	470,833
Bridgepoint Education Inc *	5,464	55,350
CAI International Inc *	5,146	44,616
Cal-Maine Foods Inc	2,213	97,759
Cambium Learning Group Inc *	4,437	22,141
Capella Education Co	262	23,004
Cara Therapeutics Inc *	5,598	52,005
Career Education Corp *	20,355	205,382
Carriage Services Inc	431	12,344
CBIZ Inc *	15,351	210,309
Celldex Therapeutics Inc *	28,722	101,676
Cellular Biomedicine Group Inc *	1,099	14,397
Central Garden & Pet Co *	2,762	91,395
Central Garden & Pet Co ‘A’ *	8,924	275,752
Cerus Corp *	4,163	18,109
Chimerix Inc *	13,579	62,463
Cidara Therapeutics Inc *	3,420	35,568
Clearside Biomedical Inc *	706	6,312
Community Health Systems Inc *	34,101	190,625
Concert Pharmaceuticals Inc *	2,985	30,716
CONMED Corp	8,455	373,457
Corvus Pharmaceuticals Inc *	807	11,540
CPI Card Group Inc	4,112	17,065
CRA International Inc	2,616	95,746
Craft Brew Alliance Inc *	2,364	39,952
CryoLife Inc *	3,413	65,359
CSS Industries Inc	2,597	70,301
Dairy Crest Group PLC (United Kingdom)	261,900	1,999,532
Darling Ingredients Inc *	35,862	462,978
Dean Foods Co	13,945	303,722
DeVry Education Group Inc	18,842	587,870

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Dimension Therapeutics Inc *	2,214	$9,631
Edge Therapeutics Inc *	3,032	37,900
Egalet Corp *	4,917	37,615
elf Beauty Inc *	1,782	51,571
Enanta Pharmaceuticals Inc *	4,754	159,259
Endocyte Inc *	11,419	29,118
Ennis Inc	7,963	138,158
Enzo Biochem Inc *	413	2,866
Epizyme Inc *	3,564	43,124
Esperion Therapeutics Inc *	4,338	54,312
EVERTEC Inc	3,710	65,853
Exactech Inc *	3,228	88,124
Exelixis Inc *	26,549	395,846
Five Prime Therapeutics Inc *	6,352	318,299
Flex Pharma Inc *	684	3,612
Franklin Covey Co *	779	15,697
Fresh Del Monte Produce Inc	9,194	557,432
FTI Consulting Inc *	11,359	512,064
Genesis Healthcare Inc *	5,042	21,429
GrainCorp Ltd ‘A’ (Australia)	127,620	879,399
Great Lakes Dredge & Dock Corp *	17,007	71,429
Green Dot Corp ‘A’ *	10,779	253,845
Haemonetics Corp *	15,264	613,613
Halyard Health Inc *	13,805	510,509
Healthways Inc *	9,687	220,379
Heidrick & Struggles International Inc	5,559	134,250
Hill-Rom Holdings Inc	87,700	4,923,478
Huron Consulting Group Inc *	45,016	2,280,060
ICF International Inc *	5,613	309,838
ICU Medical Inc *	1,442	212,479
Idera Pharmaceuticals Inc *	2,289	3,434
Ignyta Inc *	2,851	15,110
Immunomedics Inc *	2,658	9,755
Ingles Markets Inc ‘A’	4,265	205,147
Innoviva Inc *	2,707	28,965
Integer Holdings Corp *	8,973	264,255
Inter Parfums Inc	2,936	96,154
Invacare Corp	9,523	124,275
iRhythm Technologies Inc *	327	9,810
John B Sanfilippo & Son Inc	1,919	135,078
K12 Inc *	9,860	169,198
K2M Group Holdings Inc *	5,545	111,122
Karyopharm Therapeutics Inc *	6,492	61,025
Kelly Services Inc ‘A’	8,918	204,401
Kindred Healthcare Inc	25,447	199,759
Korn/Ferry International	7,269	213,927
Lannett Co Inc *	8,619	190,049
LHC Group Inc *	4,296	196,327
Liberty Tax Inc	588	7,879
Limoneira Co	143	3,076
Luminex Corp *	7,162	144,887
Magellan Health Inc *	2,110	158,778
Maple Leaf Foods Inc (Canada)	365,900	7,663,284
McGrath RentCorp	103,010	4,036,962
Medpace Holdings Inc *	747	26,944
Meridian Bioscience Inc	1,713	30,320
Merit Medical Systems Inc *	8,191	217,062
Merrimack Pharmaceuticals Inc *	14,651	59,776
Molina Healthcare Inc *	4,346	235,814
Momenta Pharmaceuticals Inc *	15,043	226,397
MoneyGram International Inc *	9,136	107,896
Myovant Sciences Ltd * (Bermuda)	678	8,434
NantKwest Inc *	4,489	25,677
National HealthCare Corp	3,432	260,111
National Research Corp ‘A’	570	10,830
Natural Grocers by Vitamin Cottage Inc *	2,842	33,791
Nature’s Sunshine Products Inc	2,599	38,985
Navigant Consulting Inc *	14,267	373,510
Neff Corp ‘A’ *	1,721	24,266
Neos Therapeutics Inc *	343	2,007

	Shares	Value
NewLink Genetics Corp *	1,571	$16,150
Nobilis Health Corp *	16,239	34,102
Novan Inc *	297	8,025
Nutraceutical International Corp	2,592	90,590
Omega Protein Corp *	24,788	620,939
Omeros Corp *	4,588	45,513
Osiris Therapeutics Inc *	513	2,519
Otonomy Inc *	7,191	114,337
OvaScience Inc *	8,459	12,942
Owens & Minor Inc	16,384	578,191
PDL BioPharma Inc	51,795	109,805
PFSweb Inc *	268	2,278
PharMerica Corp *	8,639	217,271
Phibro Animal Health Corp ‘A’	374	10,958
Portola Pharmaceuticals Inc *	1,277	28,656
Protagonist Therapeutics Inc *	465	10,225
PTC Therapeutics Inc *	10,265	111,991
Quad/Graphics Inc	4,111	110,504
Quidel Corp *	527	11,288
Ra Pharmaceuticals Inc *	506	7,686
REGENXBIO Inc *	6,275	116,401
Rent-A-Center Inc	15,808	177,840
Resources Connection Inc	11,193	215,465
Retrophin Inc *	11,099	210,104
Revlon Inc ‘A’ *	2,608	76,023
Rigel Pharmaceuticals Inc *	5,076	12,081
Rockwell Medical Inc *	1,009	6,609
RPX Corp *	15,469	167,065
RTI Surgical Inc *	17,754	57,701
Sanderson Farms Inc	6,123	577,032
Seaboard Corp *	81	320,111
Select Medical Holdings Corp *	29,604	392,253
Selecta Biosciences Inc *	309	5,299
Seneca Foods Corp ‘A’ *	1,956	78,338
ServiceSource International Inc *	7,464	42,396
Smart & Final Stores Inc *	2,293	32,331
Snyder’s-Lance Inc	24,272	930,589
Sotheby’s *	6,568	261,800
SP Plus Corp *	387	10,894
SpartanNash Co	11,249	444,785
Spectrum Pharmaceuticals Inc *	17,144	75,948
Stemline Therapeutics Inc *	4,298	45,989
STERIS PLC	75,800	5,108,162
Strayer Education Inc *	1,785	143,925
SUPERVALU Inc *	81,845	382,216
Surgery Partners Inc *	2,460	38,991
Syndax Pharmaceuticals Inc *	676	4,847
Synutra International Inc *	4,643	24,840
Syros Pharmaceuticals Inc *	408	4,961
Team Inc *	637	25,002
Tejon Ranch Co *	4,340	110,366
TerraVia Holdings Inc *	24,367	28,022
Tetraphase Pharmaceuticals Inc *	11,310	45,579
Textainer Group Holdings Ltd	6,871	51,189
The Andersons Inc	8,200	366,540
The Chefs’ Warehouse Inc *	499	7,884
The Medicines Co *	1,848	62,721
TherapeuticsMD Inc *	2,945	16,993
TransEnterix Inc *	18,917	24,592
Travelport Worldwide Ltd	9,510	134,091
Triple-S Management Corp ‘B’ *	7,175	148,523
TrueBlue Inc *	12,045	296,909
Turning Point Brands Inc *	829	10,155
United Natural Foods Inc *	14,909	711,458
Universal American Corp *	12,674	126,106
Universal Corp	6,664	424,830
Vector Group Ltd	15,974	363,249
Vectrus Inc *	2,573	61,366
Versartis Inc *	8,650	128,885
Viad Corp	2,794	123,215

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Village Super Market Inc ‘A’	2,188	$67,609
Voyager Therapeutics Inc *	1,939	24,703
WaVe Life Sciences Ltd *	391	10,225
Weight Watchers International Inc *	771	8,828
Weis Markets Inc	2,874	192,098
Wright Medical Group NV *	30,741	706,428
Zafgen Inc *	7,090	22,546
Zogenix Inc *	7,636	92,777

		57,410,335

Diversified - 0.0%

Wins Finance Holdings Inc *	378	68,040

Energy - 6.5%

Abraxas Petroleum Corp *	19,413	49,891
Adams Resources & Energy Inc	638	25,297
Alon USA Energy Inc	9,696	110,340
Archrock Inc	21,176	279,523
Atwood Oceanics Inc	18,823	247,146
Bill Barrett Corp *	15,439	107,919
Bristow Group Inc	9,614	196,895
California Resources Corp *	9,112	193,994
CARBO Ceramics Inc *	6,824	71,379
Clayton Williams Energy Inc *	1,805	215,264
Clean Energy Fuels Corp *	29,657	84,819
Cobalt International Energy Inc *	124,139	151,450
Contango Oil & Gas Co *	6,848	63,960
CVR Energy Inc	4,476	113,646
Dawson Geophysical Co *	6,352	51,070
Delek US Holdings Inc	18,888	454,634
Denbury Resources Inc *	107,167	394,375
Earthstone Energy Inc *	428	5,881
Eclipse Resources Corp *	17,063	45,558
Energen Corp *	66,700	3,846,589
EP Energy Corp ‘A’ *	12,265	80,336
Era Group Inc *	5,134	87,124
Erin Energy Corp *	4,195	12,795
EXCO Resources Inc *	42,969	37,542
Exterran Corp *	9,735	232,666
Forum Energy Technologies Inc *	18,244	401,368
FuelCell Energy Inc *	9,465	16,564
FutureFuel Corp	7,551	104,959
Geospace Technologies Corp *	4,051	82,478
Green Plains Inc	11,027	307,102
Helix Energy Solutions Group Inc *	172,272	1,519,439
Hunting PLC (United Kingdom)	454,262	3,507,569
Independence Contract Drilling Inc *	9,500	63,650
Jones Energy Inc ‘A’ *	18,029	90,145
Mammoth Energy Services Inc *	2,276	34,595
Matrix Service Co *	7,486	169,932
McDermott International Inc *	72,409	535,102
MRC Global Inc *	27,980	566,875
Natural Gas Services Group Inc *	33,392	1,073,553
Newpark Resources Inc *	25,191	188,932
Northern Oil & Gas Inc *	15,032	41,338
NOW Inc *	32,063	656,330
Oasis Petroleum Inc *	70,511	1,067,537
Oil States International Inc *	146,083	5,697,237
Pacific Ethanol Inc *	9,086	86,317
Panhandle Oil & Gas Inc ‘A’	2,254	53,082
Par Pacific Holdings Inc *	5,770	83,896
Parker Drilling Co *	37,563	97,664
Pattern Energy Group Inc	4,007	76,093
PDC Energy Inc *	16,932	1,228,925
PHI Inc *	3,296	59,394
Pioneer Energy Services Corp *	22,672	155,303
Plug Power Inc *	21,082	25,298
Renewable Energy Group Inc *	10,996	106,661
REX American Resources Corp *	1,747	172,516

	Shares	Value
Ring Energy Inc *	12,631	$164,077
Rowan Cos PLC ‘A’ *	53,100	1,003,059
RSP Permian Inc *	29,737	1,326,865
Sanchez Energy Corp *	11,363	102,608
SEACOR Holdings Inc *	4,871	347,205
Seadrill Ltd (NYSE) * (United Kingdom)	115,829	394,977
SemGroup Corp ‘A’	19,783	825,940
SunCoke Energy Inc *	18,842	213,668
Sunrun Inc *	20,042	106,423
Synergy Resources Corp *	50,464	449,634
TerraForm Global Inc ‘A’ *	28,918	114,226
TerraForm Power Inc ‘A’ *	26,749	342,655
Tesco Corp *	14,291	117,901
TETRA Technologies Inc *	8,860	44,477
Thermon Group Holdings Inc *	9,931	189,583
TPI Composites Inc *	1,783	28,599
Trecora Resources *	1,282	17,756
Unit Corp *	232,887	6,257,674
Vivint Solar Inc *	7,243	18,470
W&T Offshore Inc *	11,682	32,359
Western Refining Inc	24,328	920,815
Westmoreland Coal Co *	5,459	96,460
Willbros Group Inc *	13,416	43,468

		38,588,846

Financial - 32.7%

1st Source Corp	4,748	212,046
Acacia Research Corp *	15,188	98,722
Acadia Realty Trust REIT	19,099	624,155
Access National Corp	2,563	71,149
ACNB Corp	1,824	57,000
AG Mortgage Investment Trust Inc REIT	8,476	145,024
Agree Realty Corp REIT	7,716	355,322
Aircastle Ltd	14,611	304,639
Alexander & Baldwin Inc	6,652	298,475
Alexander’s Inc REIT	35	14,940
Allegiance Bancshares Inc *	3,142	113,583
Altisource Residential Corp REIT	16,235	179,234
Ambac Financial Group Inc *	13,540	304,650
American Assets Trust Inc REIT	7,749	333,827
American Equity Investment Life Holding Co	25,641	577,948
American National Bankshares Inc	2,498	86,930
Ameris Bancorp	2,777	121,077
AMERISAFE Inc	1,443	89,971
Ames National Corp	2,523	83,259
Anworth Mortgage Asset Corp REIT	29,059	150,235
Apollo Commercial Real Estate Finance Inc REIT	21,805	362,399
Ares Commercial Real Estate Corp REIT	8,416	115,552
Argo Group International Holdings Ltd	8,745	576,295
Arlington Asset Investment Corp ‘A’	6,670	98,849
Armada Hoffler Properties Inc REIT	1,377	20,063
ARMOUR Residential REIT Inc	11,120	241,193
Arrow Financial Corp	3,410	138,105
Arthur J Gallagher & Co	50,900	2,644,764
Ashford Hospitality Prime Inc REIT	6,978	95,250
Ashford Hospitality Trust Inc REIT	23,843	185,022
Aspen Insurance Holdings Ltd (Bermuda)	95,580	5,256,900
Associated Capital Group Inc ‘A’	1,437	47,205
Astoria Financial Corp	27,842	519,253
Atlantic Capital Bancshares Inc *	4,489	85,291
Atlas Financial Holdings Inc *	1,691	30,523
Baldwin & Lyons Inc ‘B’	2,734	68,897
Banc of California Inc	4,539	78,752
BancFirst Corp	2,408	224,064
Banco Latinoamericano de Comercio Exterior SA (Panama)	9,248	272,261
BancorpSouth Inc	26,236	814,628
Bank Mutual Corp	12,400	117,180
Bank of Marin Bancorp	1,852	129,177

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
BankFinancial Corp	4,551	$67,446
Bankwell Financial Group Inc	1,497	48,653
Banner Corp	8,969	500,560
Bar Harbor Bankshares	1,863	88,176
Bear State Financial Inc	5,580	56,637
Beneficial Bancorp Inc	21,529	396,134
Berkshire Hills Bancorp Inc	10,198	375,796
Blue Capital Reinsurance Holdings Ltd (Bermuda)	1,690	31,181
Blue Hills Bancorp Inc	6,925	129,844
Bluerock Residential Growth REIT Inc	5,788	79,411
BNC Bancorp	151,491	4,832,563
BofI Holding Inc *	1,173	33,489
Boston Private Financial Holdings Inc	24,971	413,270
Brandywine Realty Trust REIT	249,000	4,110,990
Bridge Bancorp Inc	5,555	210,535
Brookline Bancorp Inc	21,256	348,598
Bryn Mawr Bank Corp	9,631	405,947
BSB Bancorp Inc *	2,517	72,867
C&F Financial Corp	993	49,501
Calamos Asset Management Inc ‘A’	4,509	38,552
California First National Bancorp	582	9,108
Camden National Corp	4,679	207,982
Capital Bank Financial Corp ‘A’	3,877	152,172
Capital City Bank Group Inc	3,292	67,420
Capitol Federal Financial Inc	38,601	635,372
Capstar Financial Holdings Inc *	766	16,821
Capstead Mortgage Corp REIT	29,367	299,250
Cardinal Financial Corp	8,934	292,946
Carolina Financial Corp	3,080	94,833
Cascade Bancorp *	9,517	77,278
Cass Information Systems Inc	1,381	101,600
CatchMark Timber Trust Inc ‘A’ REIT	11,578	130,368
Cathay General Bancorp	22,469	854,496
CBL & Associates Properties Inc REIT	51,114	587,811
Cedar Realty Trust Inc REIT	25,195	164,523
CenterState Banks Inc	14,185	357,036
Central Pacific Financial Corp	8,895	279,481
Central Valley Community Bancorp	2,674	53,373
Century Bancorp Inc ‘A’	936	56,160
Charter Financial Corp	3,978	66,313
Chatham Lodging Trust REIT	11,606	238,503
Chemical Financial Corp	121,051	6,557,333
Chemung Financial Corp	951	34,569
Chesapeake Lodging Trust REIT	12,771	330,258
Citizens & Northern Corp	3,506	91,857
Citizens Inc *	14,356	140,976
City Holding Co	4,413	298,319
City Office REIT Inc	1,214	15,988
Clifton Bancorp Inc	6,889	116,562
CNB Financial Corp	4,189	112,014
CNO Financial Group Inc	54,134	1,036,666
CoBiz Financial Inc	10,131	171,113
Codorus Valley Bancorp Inc	2,493	71,300
Colony Capital Inc ‘A’ REIT	34,109	690,707
Colony Starwood Homes REIT	19,501	561,824
Columbia Banking System Inc	136,398	6,094,263
Community Bank System Inc	13,030	805,124
Community Healthcare Trust Inc REIT	3,958	91,153
Community Trust Bancorp Inc	4,689	232,574
ConnectOne Bancorp Inc	8,649	224,442
Consolidated-Tomoka Land Co	175	9,349
CorEnergy Infrastructure Trust Inc REIT	3,747	130,695
County Bancorp Inc	463	12,487
Cousins Properties Inc REIT	102,811	874,922
Cowen Group Inc ‘A’ *	7,340	113,770
CU Bancorp *	4,372	156,518
Customers Bancorp Inc *	4,515	161,727
CVB Financial Corp	30,461	698,471
CYS Investments Inc REIT	46,739	361,292

	Shares	Value
DiamondRock Hospitality Co REIT	60,739	$700,321
Dime Community Bancshares Inc	8,983	180,558
Donegal Group Inc ‘A’	2,571	44,941
Dynex Capital Inc REIT	13,735	93,673
Eagle Bancorp Inc *	2,048	124,826
Easterly Government Properties Inc REIT	9,944	199,079
Education Realty Trust Inc REIT	19,541	826,584
EMC Insurance Group Inc	2,699	80,997
Employers Holdings Inc	9,633	381,467
Encore Capital Group Inc *	7,316	209,603
Endurance Specialty Holdings Ltd	21,891	2,022,728
Enova International Inc *	8,434	105,847
Enstar Group Ltd * (Bermuda)	3,469	685,821
Enterprise Bancorp Inc	2,791	104,830
Enterprise Financial Services Corp	5,836	250,948
Equity Bancshares Inc ‘A’ *	1,589	53,454
ESSA Bancorp Inc	2,513	39,504
EverBank Financial Corp	38,245	743,865
Farmers Capital Bank Corp	2,320	97,556
Farmers National Banc Corp	7,552	107,238
Farmland Partners Inc REIT	4,369	48,758
FB Financial Corp *	1,870	48,527
FBL Financial Group Inc ‘A’	2,841	222,024
FBR & Co	1,684	21,892
FCB Financial Holdings Inc ‘A’ *	9,185	438,124
Federal Agricultural Mortgage Corp ‘C’	2,672	153,025
Federated National Holding Co	4,028	75,283
FelCor Lodging Trust Inc REIT	5,516	44,183
Fidelity & Guaranty Life	3,808	90,250
Fidelity Southern Corp	6,316	149,500
Financial Institutions Inc	4,194	143,435
First BanCorp *	34,407	227,430
First Bancorp Inc	3,074	101,749
First Bancorp NC	6,083	165,093
First Busey Corp	9,364	288,224
First Business Financial Services Inc	2,449	58,090
First Citizens BancShares Inc ‘A’	2,304	817,920
First Commonwealth Financial Corp	27,082	384,023
First Community Bancshares Inc	4,863	146,571
First Community Financial Partners Inc *	4,111	48,099
First Connecticut Bancorp Inc	3,362	76,149
First Defiance Financial Corp	2,748	139,434
First Financial Bancorp	18,340	521,773
First Financial Bankshares Inc	7,337	331,632
First Financial Corp	3,035	160,248
First Financial Northwest Inc	2,195	43,329
First Foundation Inc *	2,825	80,513
First Horizon National Corp	229,900	4,600,299
First Industrial Realty Trust Inc REIT	27,401	768,598
First Internet Bancorp	1,625	52,000
First Interstate BancSystem Inc ‘A’	6,015	255,938
First Merchants Corp	12,449	468,705
First Mid-Illinois Bancshares Inc	2,503	85,102
First Midwest Bancorp Inc	24,152	609,355
First NBC Bank Holding Co *	5,209	38,026
First Northwest Bancorp *	3,443	53,711
First Potomac Realty Trust REIT	17,452	191,448
Flagstar Bancorp Inc *	6,460	174,032
Flushing Financial Corp	8,526	250,579
FNB Corp	63,505	1,017,985
FNFV Group *	20,239	277,274
Forestar Group Inc *	9,726	129,356
Four Corners Property Trust Inc REIT	4,226	86,718
Franklin Financial Network Inc *	2,598	108,726
Franklin Street Properties Corp REIT	31,860	412,906
FRP Holdings Inc *	1,888	71,178
Fulton Financial Corp	51,875	975,250
GAIN Capital Holdings Inc	9,922	65,287
GAMCO Investors Inc ‘A’	1,159	35,802
Genworth Financial Inc ‘A’ *	144,013	548,690

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
German American Bancorp Inc	18,241	$959,659
Getty Realty Corp REIT	8,041	204,965
Glacier Bancorp Inc	23,020	834,015
Gladstone Commercial Corp REIT	7,225	145,223
Global Indemnity Ltd * (Cayman)	2,572	98,276
Global Medical REIT Inc	2,430	21,676
Global Net Lease Inc REIT	52,143	408,280
Government Properties Income Trust REIT	21,462	409,173
Gramercy Property Trust REIT	108,517	996,186
Great Ajax Corp REIT	4,620	61,307
Great Southern Bancorp Inc	3,316	181,219
Great Western Bancorp Inc	17,821	776,817
Green Bancorp Inc *	6,449	98,025
Greene County Bancorp Inc	707	16,190
Greenhill & Co Inc	2,182	60,441
Greenlight Capital Re Ltd ‘A’ *	9,000	205,200
Griffin Industrial Realty Inc	246	7,806
Guaranty Bancorp	5,260	127,292
Hallmark Financial Services Inc *	4,487	52,184
Hancock Holding Co	23,484	1,012,160
Hanmi Financial Corp	9,593	334,796
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	13,567	257,637
HarborOne Bancorp Inc *	4,267	82,524
HCI Group Inc	2,407	95,028
Healthcare Realty Trust Inc REIT	34,750	1,053,620
Heartland Financial USA Inc	7,129	342,192
Heritage Commerce Corp	7,024	101,356
Heritage Financial Corp	9,063	233,372
Heritage Insurance Holdings Inc	8,196	128,431
Heritage Oaks Bancorp	7,221	89,035
Hersha Hospitality Trust REIT	11,246	241,789
Hilltop Holdings Inc	22,660	675,268
Hingham Institution for Savings	223	43,882
Home Bancorp Inc	1,523	58,803
HomeStreet Inc *	7,183	226,983
HomeTrust Bancshares Inc *	5,031	130,303
Hope Bancorp Inc	38,740	848,019
Horace Mann Educators Corp	51,349	2,197,737
Horizon Bancorp	5,977	167,356
Hudson Pacific Properties Inc REIT	32,688	1,136,889
IBERIABANK Corp	13,479	1,128,866
Impac Mortgage Holdings Inc *	3,111	43,616
Independence Holding Co	2,249	43,968
Independence Realty Trust Inc REIT	18,028	160,810
Independent Bank Corp MA	7,755	546,340
Independent Bank Corp MI	6,341	137,600
Independent Bank Group Inc	3,420	213,408
Infinity Property & Casualty Corp	3,331	292,795
InfraREIT Inc	12,358	221,332
International Bancshares Corp	16,531	674,465
INTL. FCStone Inc *	4,589	181,724
Invesco Mortgage Capital Inc REIT	33,925	495,305
Investment Technology Group Inc	8,556	168,895
Investors Bancorp Inc	90,740	1,265,823
Investors Real Estate Trust REIT	36,892	263,040
Investors Title Co	443	70,074
James River Group Holdings Ltd	4,382	182,072
Janus Capital Group Inc	43,507	577,338
KCG Holdings Inc ‘A’ *	16,028	212,371
Kearny Financial Corp	26,762	416,149
Kemper Corp	11,969	530,227
Kennedy-Wilson Holdings Inc	12,578	257,849
Kinsale Capital Group Inc	1,799	61,184
Kite Realty Group Trust REIT	24,485	574,908
Ladder Capital Corp REIT	10,374	142,331
Ladenburg Thalmann Financial Services Inc *	26,635	64,989
Lake Sunapee Bank Group	2,435	57,442
Lakeland Bancorp Inc	11,195	218,303

	Shares	Value
Lakeland Financial Corp	101,353	$4,800,078
LaSalle Hotel Properties REIT	32,501	990,305
LCNB Corp	2,630	61,148
LegacyTexas Financial Group Inc	13,361	575,325
LendingClub Corp *	55,725	292,556
Lexington Realty Trust REIT	69,688	752,630
LTC Properties Inc REIT	146,726	6,893,187
Macatawa Bank Corp	8,072	84,030
Mack-Cali Realty Corp REIT	26,822	778,374
Maiden Holdings Ltd	17,578	306,736
MainSource Financial Group Inc	7,100	244,240
Manning & Napier Inc	4,687	35,387
Marlin Business Services Corp	2,387	49,888
MB Financial Inc	23,007	1,086,621
MBIA Inc *	39,197	419,408
MBT Financial Corp	5,488	62,289
MedEquities Realty Trust Inc REIT	3,202	35,542
Medical Properties Trust Inc REIT	59,221	728,418
Medley Management Inc ‘A’	1,158	11,464
Mercantile Bank Corp	4,796	180,809
Merchants Bancshares Inc	1,798	97,452
Meridian Bancorp Inc	12,411	234,568
Meta Financial Group Inc	2,450	252,105
MGIC Investment Corp *	103,373	1,053,371
Middleburg Financial Corp	1,435	49,866
Midland States Bancorp Inc	1,165	42,150
MidWestOne Financial Group Inc	2,520	94,752
Monmouth Real Estate Investment Corp REIT	16,839	256,626
Monogram Residential Trust Inc REIT	50,059	541,638
MTGE Investment Corp REIT	13,672	214,650
MutualFirst Financial Inc	1,636	54,152
National Bankshares Inc	2,144	93,157
National Commerce Corp *	2,676	99,413
National General Holdings Corp	6,286	157,087
National Storage Affiliates Trust REIT	9,526	210,239
National Western Life Group Inc ‘A’	641	199,223
Nationstar Mortgage Holdings Inc *	5,375	97,073
NBT Bancorp Inc	12,696	531,708
Nelnet Inc ‘A’	6,201	314,701
New Residential Investment Corp REIT	74,108	1,164,978
New Senior Investment Group Inc REIT	23,144	226,580
New York Mortgage Trust Inc REIT	34,240	225,984
New York REIT Inc	48,593	491,761
NewStar Financial Inc *	6,891	63,742
NexPoint Residential Trust Inc REIT	5,514	123,183
Nicolet Bankshares Inc *	2,281	108,781
NMI Holdings Inc ‘A’ *	15,042	160,197
Northfield Bancorp Inc	11,459	228,836
Northrim BanCorp Inc	2,077	65,633
NorthStar Realty Europe Corp REIT	16,772	210,824
Northwest Bancshares Inc	28,993	522,744
OceanFirst Financial Corp	7,861	236,066
Ocwen Financial Corp *	30,346	163,565
OFG Bancorp	12,411	162,584
Old Line Bancshares Inc	2,568	61,581
Old National Bancorp	40,071	727,289
Old Republic International Corp	154,600	2,937,400
Old Second Bancorp Inc	9,021	99,682
OM Asset Management PLC	3,890	56,405
On Deck Capital Inc *	15,099	69,908
One Liberty Properties Inc REIT	3,892	97,767
OneBeacon Insurance Group Ltd ‘A’	6,362	102,110
Oppenheimer Holdings Inc ‘A’	3,052	56,767
Opus Bank	1,999	60,070
Orchid Island Capital Inc REIT	5,951	64,449
Oritani Financial Corp	11,937	223,819
Orrstown Financial Services Inc	2,187	48,989
Owens Realty Mortgage Inc REIT	3,099	57,393
Pacific Continental Corp	6,324	138,179

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Pacific Mercantile Bancorp *	4,666	$34,062
Pacific Premier Bancorp Inc *	5,610	198,314
Paragon Commercial Corp *	208	9,094
Park National Corp	4,056	485,341
Park Sterling Corp	10,694	115,388
Parkway Inc REIT *	12,938	287,871
Peapack Gladstone Financial Corp	4,822	148,903
Pebblebrook Hotel Trust REIT	21,577	641,916
Penns Woods Bancorp Inc	1,356	68,478
Pennsylvania REIT	14,818	280,949
PennyMac Financial Services Inc ‘A’ *	1,725	28,721
PennyMac Mortgage Investment Trust REIT	20,861	341,495
People’s Utah Bancorp	4,076	109,441
Peoples Bancorp Inc	48,383	1,570,512
Peoples Financial Services Corp	2,143	104,364
PHH Corp *	15,999	242,545
Physicians Realty Trust REIT	20,027	379,712
Pinnacle Financial Partners Inc	11,312	783,922
Piper Jaffray Cos *	4,449	322,553
PJT Partners Inc ‘A’	5,445	168,142
PRA Group Inc *	13,795	539,384
Preferred Apartment Communities Inc ‘A’ REIT	7,339	109,424
Preferred Bank	3,688	193,325
Premier Financial Bancorp Inc	2,855	57,386
PrivateBancorp Inc	23,878	1,293,949
Prosperity Bancshares Inc	20,362	1,461,584
Provident Bancorp Inc *	1,208	21,623
Provident Financial Holdings Inc	2,035	41,148
Provident Financial Services Inc	18,445	521,993
Pzena Investment Management Inc ‘A’	1,239	13,765
QCR Holdings Inc	3,585	155,231
Radian Group Inc	65,498	1,177,654
RAIT Financial Trust REIT	28,098	94,409
Ramco-Gershenson Properties Trust REIT	24,119	399,893
RE/MAX Holdings Inc ‘A’	5,382	301,392
Redwood Trust Inc REIT	22,729	345,708
Regional Management Corp *	3,097	81,389
Renasant Corp	12,216	515,760
Republic Bancorp Inc ‘A’	2,904	114,824
Republic First Bancorp Inc *	15,169	126,661
Resource Capital Corp REIT	9,076	75,603
Retail Opportunity Investments Corp REIT	9,157	193,487
Rexford Industrial Realty Inc REIT	12,247	284,008
RLI Corp	2,053	129,606
RLJ Lodging Trust REIT	37,072	907,893
S&T Bancorp Inc	10,398	405,938
Sabra Health Care REIT Inc	16,526	403,565
Safeguard Scientifics Inc *	5,922	79,651
Safety Insurance Group Inc	4,415	325,386
Sandy Spring Bancorp Inc	7,168	286,648
Saul Centers Inc REIT	289	19,250
Seacoast Banking Corp of Florida *	9,062	199,908
Select Income REIT	18,836	474,667
Selective Insurance Group Inc	17,209	740,847
Seritage Growth Properties REIT	7,631	325,920
Shore Bancshares Inc	3,857	58,819
SI Financial Group Inc	3,352	51,621
Sierra Bancorp	3,648	97,000
Silver Bay Realty Trust Corp REIT	10,351	177,416
Simmons First National Corp ‘A’	8,747	543,626
South State Corp	7,105	620,977
Southern First Bancshares Inc *	1,685	60,660
Southern Missouri Bancorp Inc	1,902	67,293
Southern National Bancorp of Virginia Inc	3,401	55,572
Southside Bancshares Inc	8,041	302,904
Southwest Bancorp Inc	5,430	157,470
State Auto Financial Corp	4,720	126,543
State Bank Financial Corp	10,092	271,071
State National Cos Inc	8,545	118,434

	Shares	Value
Sterling Bancorp	38,229	$894,559
Stewart Information Services Corp	6,971	321,224
Stifel Financial Corp *	19,390	968,530
Stock Yards Bancorp Inc	6,203	291,231
Stonegate Bank	3,684	153,733
Stratus Properties Inc *	1,888	61,832
Suffolk Bancorp	3,478	148,928
Summit Financial Group Inc	2,539	69,899
Summit Hotel Properties Inc REIT	26,592	426,270
Sun Bancorp Inc	3,337	86,762
Sunstone Hotel Investors Inc REIT	171,792	2,619,828
Terreno Realty Corp REIT	10,185	290,171
Territorial Bancorp Inc	2,407	79,046
Texas Capital Bancshares Inc *	13,939	1,092,818
The Bancorp Inc *	15,457	121,492
The Bank of NT Butterfield & Son Ltd (Bermuda)	3,467	109,002
The First of Long Island Corp	41,278	1,178,487
The GEO Group Inc REIT	17,374	624,248
The Hanover Insurance Group Inc	41,600	3,786,016
The Navigators Group Inc	3,378	397,759
The St Joe Co *	15,361	291,859
Third Point Reinsurance Ltd * (Bermuda)	18,818	217,348
Tier REIT Inc	14,560	253,198
Tiptree Financial Inc ‘A’	7,088	43,591
Tompkins Financial Corp	4,420	417,867
Towne Bank	16,800	558,600
TriCo Bancshares	6,126	209,387
Trinity Place Holdings Inc *	5,492	50,911
TriState Capital Holdings Inc *	6,857	151,540
Triumph Bancorp Inc *	4,810	125,782
TrustCo Bank Corp	182,174	1,594,022
Trustmark Corp	20,364	725,977
UMB Financial Corp	13,642	1,052,071
UMH Properties Inc REIT	5,487	82,579
Umpqua Holdings Corp	66,957	1,257,452
Union Bankshares Corp	13,254	473,698
Union Bankshares Inc	136	6,181
United Bankshares Inc	19,911	920,884
United Community Banks Inc	21,062	623,856
United Community Financial Corp	14,366	128,432
United Financial Bancorp Inc	15,372	279,156
United Fire Group Inc	6,655	327,226
United Insurance Holdings Corp	1,542	23,346
Universal Insurance Holdings Inc	2,800	79,520
Univest Corp of Pennsylvania	7,100	219,390
Validus Holdings Ltd	84,090	4,625,791
Valley National Bancorp	74,610	868,460
Veritex Holdings Inc *	1,763	47,090
Virtu Financial Inc ‘A’	526	8,390
Virtus Investment Partners Inc	1,375	162,319
Waddell & Reed Financial Inc ‘A’	21,390	417,319
Walker & Dunlop Inc *	8,399	262,049
Walter Investment Management Corp *	5,693	27,042
Washington Federal Inc	27,681	950,842
Washington Prime Group Inc REIT	44,766	466,014
Washington REIT	14,499	473,972
Washington Trust Bancorp Inc	25,218	1,413,469
WashingtonFirst Bankshares Inc	2,544	73,755
Waterstone Financial Inc	7,103	130,695
Webster Financial Corp	27,847	1,511,535
WesBanco Inc	11,997	516,591
West Bancorporation Inc	4,953	122,339
Westamerica Bancorporation	7,379	464,360
Western Asset Mortgage Capital Corp REIT	12,773	128,624
Western New England Bancorp Inc	6,095	56,988
Whitestone REIT	8,271	118,937
Wintrust Financial Corp	15,643	1,135,213
World Acceptance Corp *	1,892	121,618
WSFS Financial Corp	8,753	405,702

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Xenia Hotels & Resorts Inc REIT	30,835	$598,816
Xenith Bankshares Inc *	2,018	56,908
Yadkin Financial Corp	14,854	508,898

		194,152,583

Industrial - 20.3%

AAR Corp	240,846	7,959,960
Actuant Corp ‘A’	9,341	242,399
Advanced Disposal Services Inc *	2,196	48,795
Advanced Energy Industries Inc *	657	35,971
Aegion Corp *	10,674	252,974
Aerojet Rocketdyne Holdings Inc *	9,001	161,568
Aerovironment Inc *	5,264	141,233
Air Transport Services Group Inc *	12,852	205,118
Alamo Group Inc	2,257	171,758
Albany International Corp ‘A’	7,119	329,610
Altra Industrial Motion Corp	1,367	50,442
American Railcar Industries Inc	2,344	106,160
American Superconductor Corp *	3,617	26,657
Ampco-Pittsburgh Corp	2,646	44,321
Applied Industrial Technologies Inc	6,112	363,053
Applied Optoelectronics Inc *	4,964	116,356
AptarGroup Inc	14,730	1,081,918
AquaVenture Holdings Ltd *	1,137	27,891
ArcBest Corp	7,571	209,338
Ardmore Shipping Corp (Ireland)	8,992	66,541
Argan Inc	7,200	507,960
Armstrong Flooring Inc *	87,255	1,737,247
Astec Industries Inc	66,982	4,518,606
Atkore International Group Inc *	1,575	37,658
Atlas Air Worldwide Holdings Inc *	7,489	390,551
AVX Corp	14,006	218,914
Babcock & Wilcox Enterprises Inc *	13,297	220,597
Barnes Group Inc	15,179	719,788
Bel Fuse Inc ‘B’	2,773	85,686
Benchmark Electronics Inc *	14,624	446,032
Boise Cascade Co *	1,699	38,228
Brady Corp ‘A’	3,362	126,243
Briggs & Stratton Corp	12,574	279,897
Carlisle Cos Inc	47,500	5,238,775
Casella Waste Systems Inc ‘A’ *	11,732	145,594
CECO Environmental Corp	8,804	122,816
Celadon Group Inc	8,682	62,076
Chart Industries Inc *	9,372	337,579
CIRCOR International Inc	5,016	325,438
Columbus McKinnon Corp	5,903	159,617
Control4 Corp *	5,965	60,843
Costamare Inc (Greece)	9,384	52,550
Covenant Transportation Group Inc ‘A’ *	3,765	72,815
CTS Corp	9,570	214,368
Cubic Corp	62,790	3,010,780
Curtiss-Wright Corp	3,723	366,194
DHT Holdings Inc	28,764	119,083
Dorian LPG Ltd *	7,804	64,071
Ducommun Inc *	3,115	79,619
DXP Enterprises Inc *	4,770	165,710
Echo Global Logistics Inc *	1,240	31,062
Electro Scientific Industries Inc *	8,361	49,497
EMCOR Group Inc	76,463	5,410,522
Encore Wire Corp	7,878	341,511
EnerSys	58,629	4,578,925
ESCO Technologies Inc	7,737	438,301
Esterline Technologies Corp *	38,526	3,436,519
FARO Technologies Inc *	3,781	136,116
Federal Signal Corp	46,658	728,331
Forterra Inc *	728	15,768
Franklin Electric Co Inc	20,659	803,635
FreightCar America Inc	3,864	57,690
Frontline Ltd (Norway)	20,013	142,292
GasLog Ltd (Monaco)	12,410	199,801

	Shares	Value
GATX Corp	12,440	$766,055
Gencor Industries Inc *	2,337	36,691
Gener8 Maritime Inc *	12,624	56,556
General Cable Corp	1,178	22,441
Gentex Corp	92,500	1,821,325
Gerresheimer AG (Germany)	87,500	6,489,551
Gibraltar Industries Inc *	76,562	3,188,807
Global Brass & Copper Holdings Inc	626	21,472
Golar LNG Ltd (NOTC) (Bermuda)	28,676	657,827
GoPro Inc ‘A’ *	30,807	268,329
Graham Corp	2,878	63,748
Granite Construction Inc	67,459	3,710,245
Greif Inc ‘A’	7,844	402,476
Greif Inc ‘B’	1,776	119,969
Griffon Corp	76,869	2,013,968
Handy & Harman Ltd *	917	23,429
Hardinge Inc	3,599	39,877
Harsco Corp	24,570	334,152
Haynes International Inc	3,804	163,534
Heritage-Crystal Clean Inc *	2,001	31,416
Hill International Inc *	6,639	28,880
Hillenbrand Inc	23,500	901,225
Hornbeck Offshore Services Inc *	10,008	72,258
Hub Group Inc ‘A’ *	777	33,994
Hurco Cos Inc	2,031	67,226
Hyster-Yale Materials Handling Inc	2,022	128,943
IES Holdings Inc *	298	5,707
II-VI Inc *	12,680	375,962
Insteel Industries Inc	27,100	965,844
International Seaways Inc *	4,979	69,905
Joy Global Inc	29,792	834,176
Kadant Inc	2,749	168,239
Kaman Corp	7,474	365,703
KapStone Paper & Packaging Corp	24,282	535,418
Kennametal Inc	94,747	2,961,791
Kimball Electronics Inc *	8,640	157,248
KLX Inc *	15,692	707,866
Knight Transportation Inc	1,513	50,005
Knowles Corp *	26,073	435,680
Kratos Defense & Security Solutions Inc *	17,486	129,396
Lawson Products Inc *	519	12,352
Layne Christensen Co *	5,559	60,426
Lindsay Corp	18,519	1,381,703
Louisiana-Pacific Corp *	3,135	59,346
LSB Industries Inc *	6,445	54,267
LSI Industries Inc	6,018	58,615
Marten Transport Ltd	7,029	163,776
Matson Inc	7,280	257,639
Methode Electronics Inc	982	40,606
Milacron Holdings Corp *	695	12,948
Moog Inc ‘A’ *	8,660	568,789
MSA Safety Inc	37,809	2,621,298
Mueller Industries Inc	101,413	4,052,463
Mueller Water Products Inc ‘A’	340,600	4,533,386
MYR Group Inc *	4,578	172,499
National Presto Industries Inc	1,314	139,810
Navios Maritime Acquisition Corp	25,305	43,019
NL Industries Inc *	2,221	18,101
NN Inc	7,970	151,828
Nordic American Tankers Ltd	28,653	240,685
Novanta Inc *	7,201	151,221
NV5 Global Inc *	617	20,608
NVE Corp	703	50,215
Olympic Steel Inc	2,696	65,324
Orion Group Holdings Inc *	7,212	71,759
OSI Systems Inc *	5,369	408,688
Overseas Shipholding Group Inc ‘A’	12,044	46,129
PAM Transportation Services Inc *	736	19,121
Park Electrochemical Corp	5,959	111,135
Park-Ohio Holdings Corp	2,695	114,807

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Plexus Corp *	9,875	$533,645
Powell Industries Inc	2,678	104,442
Power Solutions International Inc *	450	3,375
Quanex Building Products Corp	9,670	196,301
Radiant Logistics Inc *	4,700	18,330
Raven Industries Inc	4,159	104,807
Regal Beloit Corp	14,100	976,425
Rexnord Corp *	5,813	113,877
Roadrunner Transportation Systems Inc *	9,759	101,396
Rogers Corp *	16,196	1,244,015
Saia Inc *	108,476	4,789,215
Sanmina Corp *	22,086	809,452
Scorpio Bulkers Inc *	16,847	85,077
Scorpio Tankers Inc (Monaco)	49,533	224,384
Ship Finance International Ltd (Norway)	18,242	270,894
Simpson Manufacturing Co Inc	90,502	3,959,462
Sparton Corp *	2,763	65,898
SPX Corp *	12,059	286,039
SPX FLOW Inc *	10,876	348,685
Standex International Corp	891	78,274
Sun Hydraulics Corp	749	29,938
Tech Data Corp *	10,510	889,987
Teekay Corp (Bermuda)	14,754	118,475
Teekay Tankers Ltd ‘A’ (Bermuda)	37,175	84,016
Teledyne Technologies Inc *	7,451	916,473
Tennant Co	274	19,509
Tetra Tech Inc	14,645	631,932
The Gorman-Rupp Co	625	19,344
The Greenbrier Cos Inc	8,307	345,156
The Manitowoc Co Inc *	39,246	234,691
Tidewater Inc *	10,948	37,333
TimkenSteel Corp *	11,976	185,388
TopBuild Corp *	10,208	363,405
TRC Cos Inc *	5,707	60,494
Tredegar Corp	7,767	186,408
TriMas Corp *	13,787	323,994
Triumph Group Inc	15,118	400,627
TTM Technologies Inc *	22,134	301,686
Tutor Perini Corp *	9,708	271,824
UFP Technologies Inc *	2,008	51,104
Universal Forest Products Inc	29,858	3,050,890
Universal Logistics Holdings Inc	991	16,203
USA Truck Inc *	2,817	24,536
Vicor Corp *	370	5,587
Vishay Intertechnology Inc	40,643	658,417
Vishay Precision Group Inc *	3,565	67,379
VSE Corp	2,664	103,470
Watts Water Technologies Inc ‘A’	15,072	982,694
Werner Enterprises Inc	13,570	365,711
Willis Lease Finance Corp *	1,171	29,954
XPO Logistics Inc *	29,711	1,282,327
YRC Worldwide Inc *	7,753	102,960
ZAGG Inc *	7,758	55,082
Zebra Technologies Corp ‘A’ *	16,200	1,389,312

		120,787,564

Technology - 5.5%

Actua Corp *	11,049	154,686
Acxiom Corp *	12,222	327,550
Advanced Micro Devices Inc *	118,434	1,343,042
Agilysys Inc *	4,144	42,932
Alpha & Omega Semiconductor Ltd *	5,641	119,984
Ambarella Inc *	5,852	316,769
Amkor Technology Inc *	28,804	303,882
Apptio Inc ‘A’ *	576	10,673
Avid Technology Inc *	3,124	13,746
Axcelis Technologies Inc *	9,042	131,561
Bazaarvoice Inc *	24,572	119,174
Blackline Inc *	817	22,574
Bottomline Technologies de Inc *	1,643	41,108

	Shares	Value
Brooks Automation Inc	20,743	$354,083
Cabot Microelectronics Corp	6,236	393,928
CACI International Inc ‘A’ *	7,387	918,204
Cavium Inc *	2,517	157,161
Cogint Inc *	4,837	16,688
Cohu Inc	163,934	2,278,683
Convergys Corp	13,346	327,778
Cotiviti Holdings Inc *	990	34,056
Coupa Software Inc *	703	17,582
Datalink Corp *	5,825	65,590
Diebold Nixdorf Inc	13,891	349,359
Digi International Inc *	7,872	108,240
Digimarc Corp *	196	5,880
Diodes Inc *	11,587	297,438
DMC Global Inc	4,354	69,011
DSP Group Inc *	6,392	83,416
Eastman Kodak Co *	875	13,563
EMCORE Corp	8,185	71,210
Engility Holdings Inc *	5,445	183,496
Entegris Inc *	16,086	287,939
Everbridge Inc *	713	13,155
Evolent Health Inc ‘A’ *	4,973	73,600
Exar Corp *	10,457	112,726
FormFactor Inc *	8,937	100,094
GigPeak Inc *	17,080	43,042
Glu Mobile Inc *	32,675	63,390
Immersion Corp *	6,026	64,056
Impinj Inc *	691	24,420
InnerWorkings Inc *	1,130	11,131
Insight Enterprises Inc *	10,917	441,483
Intersil Corp ‘A’	40,268	897,976
InvenSense Inc *	25,142	321,566
IXYS Corp	7,672	91,297
Kopin Corp *	19,590	55,636
Kulicke & Soffa Industries Inc * (Singapore)	92,400	1,473,780
ManTech International Corp ‘A’	7,582	320,339
Maxwell Technologies Inc *	9,883	50,601
Mentor Graphics Corp	40,489	1,493,639
Mercury Systems Inc *	10,970	331,513
MicroStrategy Inc ‘A’ *	1,362	268,859
MKS Instruments Inc	103,372	6,140,297
MTS Systems Corp	437	24,778
Nanometrics Inc *	1,513	37,916
NantHealth Inc *	522	5,189
NCI Inc ‘A’	1,977	27,579
NetScout Systems Inc *	120,865	3,807,247
Park City Group Inc *	256	3,251
PDF Solutions Inc *	446	10,057
pdvWireless Inc *	3,140	70,807
Photronics Inc *	211,732	2,392,572
Progress Software Corp	12,619	402,925
QAD Inc ‘A’	2,967	90,197
Radisys Corp *	243	1,076
Rambus Inc *	24,818	341,744
Rosetta Stone Inc *	1,295	11,538
Rudolph Technologies Inc *	9,221	215,310
SecureWorks Corp ‘A’ *	1,278	13,534
Sigma Designs Inc *	10,923	65,538
Silver Spring Networks Inc *	662	8,811
Stratasys Ltd *	7,959	131,642
Super Micro Computer Inc *	8,855	248,383
Sykes Enterprises Inc *	12,045	347,619
SYNNEX Corp	8,897	1,076,715
Tabula Rasa HealthCare Inc *	444	6,651
Tangoe Inc *	8,731	68,800
Tessera Holding Corp	4,810	212,602
The ExOne Co *	3,166	29,570
The KEYW Holding Corp *	10,847	127,886
Ultra Clean Holdings Inc *	9,770	94,769
Ultratech Inc *	6,119	146,734

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Unisys Corp *	5,292	$79,115
USA Technologies Inc *	1,856	7,981
Veeco Instruments Inc *	12,144	353,998
Verint Systems Inc *	18,526	653,041
Vocera Communications Inc *	2,345	43,359
Xcerra Corp *	16,631	127,061

		32,659,581

Utilities - 5.5%

ALLETE Inc	15,084	968,242
Ameresco Inc ‘A’ *	6,711	36,911
American States Water Co	3,760	171,306
Artesian Resources Corp ‘A’	2,440	77,934
Atlantic Power Corp *	34,610	86,525
Atlantica Yield PLC (Spain)	17,947	347,274
Avista Corp	19,227	768,888
Black Hills Corp	15,671	961,259
California Water Service Group	6,045	204,926
Chesapeake Utilities Corp	4,076	272,888
Connecticut Water Service Inc	17,742	990,891
Consolidated Water Co Ltd (Cayman)	4,549	49,357
Delta Natural Gas Co Inc	2,122	62,238
Dynegy Inc *	35,770	302,614
El Paso Electric Co	12,031	559,442
EnerNOC Inc *	1,161	6,966
Genie Energy Ltd ‘B’ *	3,873	22,270
IDACORP Inc	105,959	8,534,997
MGE Energy Inc	5,708	372,732
Middlesex Water Co	744	31,947
New Jersey Resources Corp	23,967	850,828
Northwest Natural Gas Co	8,181	489,224
NorthWestern Corp	14,781	840,595
NRG Yield Inc ‘A’	10,897	167,378
NRG Yield Inc ‘C’	19,177	302,997
ONE Gas Inc	15,828	1,012,359
Ormat Technologies Inc	6,207	332,819
Otter Tail Corp	11,545	471,036
PNM Resources Inc	24,156	828,551
Portland General Electric Co	27,285	1,182,259
SJW Group	4,963	277,829
South Jersey Industries Inc	24,171	814,321
Southwest Gas Corp	12,895	988,015
Spire Inc	112,696	7,274,527
The Empire District Electric Co	13,161	448,658
The York Water Co	462	17,648
Unitil Corp	4,271	193,647
WGL Holdings Inc	14,591	1,113,001

		32,435,299

Total Common Stocks (Cost $462,226,098)		582,678,388

	Principal Amount

CORPORATE BONDS & NOTES - 0.4%

Energy - 0.4%

Unit Corp 6.625% due 05/15/21	$2,268,000	2,211,300

Total Corporate Bonds & Notes (Cost $2,126,979)		2,211,300

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 1.6%

Repurchase Agreement - 0.5%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $2,895,567; collateralized by U.S. Treasury Notes: 2.250% due 11/15/24 and value $2,954,627)	$2,895,557	$2,895,557

U.S. Government Agency Issue - 1.1%

Federal Home Loan Bank 0.304% due 01/03/17	6,755,000	6,755,000

Total Short-Term Investments (Cost $9,650,444)		9,650,557

TOTAL INVESTMENTS - 100.1% (Cost $474,003,521)		594,615,559

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(620,666)

NET ASSETS - 100.0%		$593,994,893

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	32.7%
Industrial	20.3%
Consumer, Non-Cyclical	9.7%
Consumer, Cyclical	9.2%
Energy	6.9%
Basic Materials	6.1%
Technology	5.5%
Utilities	5.5%
Others (each less than 3.0%)	4.2%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Investments with a total aggregate value of $75,314 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index (03/17)	33	($27,492)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$75,314	$-	$-	$75,314
	Common Stocks
	Basic Materials	36,305,520	36,305,520	-	-
	Communications	15,570,976	15,570,976	-	-
	Consumer, Cyclical	54,699,644	54,699,644	-	-
	Consumer, Non-Cyclical	57,410,335	56,530,936	879,399	-
	Diversified	68,040	68,040	-	-
	Energy	38,588,846	35,081,277	3,507,569	-
	Financial	194,152,583	194,152,583	-	-
	Industrial	120,787,564	114,298,013	6,489,551	-
	Technology	32,659,581	32,659,581	-	-
	Utilities	32,435,299	32,435,299	-	-

	Total Common Stocks	582,678,388	571,801,869	10,876,519	-

	Corporate Bonds & Notes	2,211,300	-	2,211,300	-
	Short-Term Investments	9,650,557	-	9,650,557	-

	Total Assets	594,615,559	571,801,869	22,738,376	75,314

Liabilities	Derivatives:
	Equity Contracts
	Futures	(27,492)	(27,492)	-	-

	Total Liabilities	(27,492)	(27,492)	-	-

	Total	$594,588,067	$571,774,377	$22,738,376	$75,314

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2016

	Shares	Value
RIGHTS - 0.0%

Communications - 0.0%

Leap Wireless International Inc - Contingent Value Rights * +	23,921	$75,949

Consumer, Non-Cyclical - 0.0%

Dyax Corp - Contingent Value Rights * +	66,197	73,479

Total Rights (Cost $73,479)		149,428

COMMON STOCKS - 99.5%

Basic Materials - 4.1%

A Schulman Inc	18,242	610,195
Aceto Corp	18,003	395,526
AgroFresh Solutions Inc *	13,026	34,519
AK Steel Holding Corp *	192,664	1,967,099
ALJ Regional Holdings Inc *	13,410	58,870
Allegheny Technologies Inc	68,824	1,096,366
American Vanguard Corp	17,988	344,470
Balchem Corp	19,950	1,674,204
Calgon Carbon Corp	31,101	528,717
Carpenter Technology Corp	28,795	1,041,515
Century Aluminum Co *	31,236	267,380
Chemtura Corp *	39,542	1,312,794
Clearwater Paper Corp *	10,152	665,464
Cliffs Natural Resources Inc *	138,423	1,164,137
Codexis Inc *	20,325	93,495
Coeur Mining Inc *	110,223	1,001,927
Commercial Metals Co	71,883	1,565,612
CSW Industrials Inc *	9,022	332,461
Deltic Timber Corp	6,874	529,779
Fairmount Santrol Holdings Inc *	54,401	641,388
Ferro Corp *	52,616	753,987
Ferroglobe PLC	40,884	442,774
Ferroglobe Representation & Warranty Insurance Trust +	42,979	-
GCP Applied Technologies Inc *	44,739	1,196,768
Gold Resource Corp	31,430	136,721
Hawkins Inc	6,566	354,236
HB Fuller Co	31,001	1,497,658
Hecla Mining Co	242,484	1,270,616
Ingevity Corp *	26,947	1,478,312
Innophos Holdings Inc	12,186	636,840
Innospec Inc	14,632	1,002,292
Kaiser Aluminum Corp	11,132	864,845
KMG Chemicals Inc	6,013	233,846
Koppers Holdings Inc *	12,821	516,686
Kraton Corp *	18,137	516,542
Kronos Worldwide Inc	13,358	159,495
Landec Corp *	16,700	230,460
Materion Corp	12,861	509,296
Minerals Technologies Inc	21,706	1,676,788
Neenah Paper Inc	10,406	886,591
Oil-Dri Corp of America	3,006	114,859
Olin Corp	103,317	2,645,948
OMNOVA Solutions Inc *	29,115	291,150
Orchids Paper Products Co	5,653	147,996
PH Glatfelter Co	27,724	662,326
PolyOne Corp	52,028	1,666,977
Quaker Chemical Corp	7,941	1,015,972
Rayonier Advanced Materials Inc	27,199	420,497
Ryerson Holding Corp *	7,501	100,138
Schnitzer Steel Industries Inc ‘A’	16,482	423,587
Schweitzer-Mauduit International Inc	18,950	862,794

	Shares	Value
Sensient Technologies Corp	27,874	$2,190,339
Smart Sand Inc *	6,006	99,399
Stepan Co	12,461	1,015,322
Stillwater Mining Co *	76,563	1,233,430
The Chemours Co	114,601	2,531,536
Tronox Ltd ‘A’	39,683	409,132
United States Lime & Minerals Inc	1,397	105,823
Univar Inc *	27,215	772,090
US Silica Holdings Inc	45,813	2,596,681
Valhi Inc	15,586	53,928

		49,050,595

Communications - 6.4%

1-800-Flowers.com Inc ‘A’ *	15,443	165,240
8x8 Inc *	56,093	802,130
A10 Networks Inc *	27,817	231,159
Acacia Communications Inc *	3,320	205,010
ADTRAN Inc	30,935	691,397
Aerohive Networks Inc *	15,161	86,418
Angie’s List Inc *	27,080	222,868
ATN International Inc	6,395	512,431
Autobytel Inc *	5,178	69,644
Bankrate Inc *	30,341	335,268
Black Box Corp	9,430	143,807
Blucora Inc *	25,377	374,311
Blue Nile Inc	7,385	300,052
Boingo Wireless Inc *	22,489	274,141
CalAmp Corp *	22,490	326,105
Calix Inc *	25,773	198,452
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	45,565	116,191
ChannelAdvisor Corp *	14,594	209,424
Chegg Inc *	50,286	371,111
Ciena Corp *	85,748	2,093,109
Cincinnati Bell Inc *	26,334	588,565
Clearfield Inc *	6,864	142,085
Cogent Communications Holdings Inc	26,496	1,095,610
comScore Inc *	30,398	959,969
Comtech Telecommunications Corp	12,992	153,955
Consolidated Communications Holdings Inc	31,350	841,747
Corindus Vascular Robotics Inc *	29,855	20,851
Daily Journal Corp *	771	186,428
DHI Group Inc *	31,399	196,244
DigitalGlobe Inc *	39,951	1,144,596
EarthLink Holdings Corp	63,739	359,488
Endurance International Group Holdings Inc *	36,464	339,115
Entercom Communications Corp ‘A’	15,657	239,552
Entravision Communications Corp ‘A’	39,140	273,980
ePlus Inc *	4,024	463,565
Etsy Inc *	65,903	776,337
Extreme Networks Inc *	61,624	309,969
FairPoint Communications Inc *	13,267	248,093
Finisar Corp *	67,264	2,036,081
FTD Cos Inc *	11,398	271,728
Gannett Co Inc	74,243	720,899
General Communication Inc ‘A’ *	17,244	335,396
Gigamon Inc *	20,558	936,417
Global Eagle Entertainment Inc *	28,684	185,299
Global Sources Ltd * (Hong Kong)	4,591	40,630
Globalstar Inc *	236,179	373,163
Gogo Inc *	34,913	321,898
Gray Television Inc *	39,107	424,311
GrubHub Inc *	50,393	1,895,785
GTT Communications Inc *	16,761	481,879
Harmonic Inc *	47,372	236,860
Hawaiian Telcom Holdco Inc *	4,259	105,538
HC2 Holdings Inc *	20,970	124,352
HealthStream Inc *	16,504	413,425
Hemisphere Media Group Inc *	4,858	54,410

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Houghton Mifflin Harcourt Co *	78,404	$850,683
IDT Corp ‘B’	10,364	192,149
Imperva Inc *	18,169	697,690
Infinera Corp *	88,870	754,506
Inteliquent Inc	20,737	475,292
Intelsat SA *	19,697	52,591
InterDigital Inc	21,777	1,989,329
Intralinks Holdings Inc *	24,827	335,661
Iridium Communications Inc *	51,430	493,728
Ixia *	40,411	650,617
KVH Industries Inc *	10,609	125,186
Lands’ End Inc *	10,208	154,651
Liberty Media Corp-Liberty Braves ‘A’ *	5,671	116,199
Liberty Media Corp-Liberty Braves ‘C’ *	19,784	407,353
Liberty Media Corp-Liberty Media ‘A’ *	14,673	459,998
Liberty Media Corp-Liberty Media ‘C’ *	29,212	915,212
Limelight Networks Inc *	44,537	112,233
Lionbridge Technologies Inc *	41,184	238,867
Liquidity Services Inc *	14,937	145,636
LogMeIn Inc	15,945	1,539,490
Loral Space & Communications Inc *	8,115	333,121
Lumos Networks Corp *	12,524	195,625
Marchex Inc ‘B’ *	21,072	55,841
MDC Partners Inc ‘A’	32,585	213,432
Media General Inc *	69,114	1,301,417
MeetMe Inc *	25,718	126,790
Meredith Corp	23,817	1,408,775
MSG Networks Inc ‘A’ *	37,533	806,959
NeoPhotonics Corp *	19,521	211,022
NETGEAR Inc *	20,025	1,088,359
NeuStar Inc ‘A’ *	8,490	283,566
New Media Investment Group Inc	25,118	401,637
Nexstar Broadcasting Group Inc ‘A’	19,010	1,203,333
NIC Inc	40,526	968,571
NII Holdings Inc *	34,073	73,257
Numerex Corp ‘A’ *	7,751	57,357
Oclaro Inc *	69,108	618,517
ORBCOMM Inc *	40,873	338,020
Overstock.com Inc *	7,382	129,185
Perficient Inc *	21,896	382,961
Plantronics Inc	20,977	1,148,700
Preformed Line Products Co	1,811	105,255
Proofpoint Inc *	25,384	1,793,380
Q2 Holdings Inc *	16,142	465,697
QuinStreet Inc *	23,923	89,950
Quotient Technology Inc *	40,427	434,590
Radio One Inc ‘D’ *	14,015	40,643
Rapid7 Inc *	12,361	150,433
RealNetworks Inc *	14,896	72,395
Reis Inc	5,547	123,421
RetailMeNot Inc *	24,147	224,567
Rightside Group Ltd *	6,545	54,127
RigNet Inc *	7,607	176,102
RingCentral Inc ‘A’ *	37,250	767,350
Saga Communications Inc ‘A’	2,200	110,660
Salem Media Group Inc	6,332	39,575
Scholastic Corp	17,150	814,453
Shenandoah Telecommunications Co	28,670	782,691
ShoreTel Inc *	40,028	286,200
Shutterfly Inc *	21,898	1,098,842
Shutterstock Inc *	11,816	561,496
Silicom Ltd (Israel)	3,453	141,884
Sinclair Broadcast Group Inc ‘A’	42,001	1,400,733
Sonus Networks Inc *	30,555	192,496
Spok Holdings Inc	12,961	268,941
Stamps.com Inc *	10,261	1,176,424
Straight Path Communications Inc ‘B’ *	5,768	195,593
TechTarget Inc *	12,272	104,680
Telenav Inc *	17,847	125,821
The EW Scripps Co ‘A’ *	36,596	707,401

	Shares	Value
The New York Times Co ‘A’	79,359	$1,055,475
The Rubicon Project Inc *	23,654	175,513
The Trade Desk Inc ‘A’ *	2,279	63,060
Time Inc	64,721	1,155,270
TiVo Corp *	73,565	1,537,508
Townsquare Media Inc ‘A’ *	5,858	60,982
tronc Inc	16,375	227,121
TrueCar Inc *	34,024	425,300
Ubiquiti Networks Inc *	16,516	954,625
VASCO Data Security International Inc *	19,387	264,632
ViaSat Inc *	30,813	2,040,437
Viavi Solutions Inc *	148,054	1,211,082
VirnetX Holding Corp *	30,274	66,603
Vonage Holdings Corp *	121,483	832,158
Wayfair Inc ‘A’ *	19,959	699,563
Web.com Group Inc *	27,172	574,688
WebMD Health Corp *	23,184	1,149,231
West Corp	28,075	695,137
Windstream Holdings Inc	60,717	445,056
World Wrestling Entertainment Inc ‘A’	22,718	418,011
XO Group Inc *	16,305	317,132
Zendesk Inc *	51,463	1,091,016
Zix Corp *	35,970	177,692

		75,223,096

Consumer, Cyclical - 11.5%

Abercrombie & Fitch Co ‘A’	43,187	518,244
Acushnet Holdings Corp *	10,426	205,496
AdvancePierre Foods Holdings Inc	13,585	404,561
Allegiant Travel Co	8,158	1,357,491
AMC Entertainment Holdings Inc ‘A’	18,702	629,322
America’s Car-Mart Inc *	5,359	234,456
American Axle & Manufacturing Holdings Inc *	48,661	939,157
American Eagle Outfitters Inc	103,241	1,566,166
American Woodmark Corp *	8,803	662,426
Anixter International Inc *	17,988	1,457,927
Arctic Cat Inc *	7,934	119,169
Asbury Automotive Group Inc *	12,707	784,022
Ascena Retail Group Inc *	109,036	674,933
AV Homes Inc *	7,882	124,536
Barnes & Noble Education Inc *	25,046	287,278
Barnes & Noble Inc	39,671	442,332
Bassett Furniture Industries Inc	6,605	200,792
Beacon Roofing Supply Inc *	37,207	1,714,126
Beazer Homes USA Inc *	20,869	277,558
Belmond Ltd ‘A’ * (United Kingdom)	53,481	713,971
Big 5 Sporting Goods Corp	11,257	195,309
Big Lots Inc	27,528	1,382,181
Biglari Holdings Inc *	677	320,356
BJ’s Restaurants Inc *	14,715	578,299
Bloomin’ Brands Inc	64,767	1,167,749
Blue Bird Corp *	4,271	65,987
BMC Stock Holdings Inc *	34,941	681,349
Bob Evans Farms Inc	12,253	651,982
Bojangles’ Inc *	5,195	96,887
Boot Barn Holdings Inc *	8,911	111,566
Boyd Gaming Corp *	52,302	1,054,931
Buffalo Wild Wings Inc *	11,783	1,819,295
Build-A-Bear Workshop Inc *	8,417	115,734
Caesars Acquisition Co ‘A’ *	28,184	380,484
Caesars Entertainment Corp *	34,691	294,874
Caleres Inc	27,208	892,967
Callaway Golf Co	59,421	651,254
Camping World Holdings Inc ‘A’	6,125	199,614
Carrols Restaurant Group Inc *	21,790	332,298
Cavco Industries Inc *	5,261	525,311
Century Casinos Inc *	12,410	102,134
Century Communities Inc *	9,670	203,070
Chico’s FAS Inc	80,936	1,164,669

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Churchill Downs Inc	8,388	$1,261,975
Chuy’s Holdings Inc *	10,162	329,757
Citi Trends Inc	9,609	181,034
ClubCorp Holdings Inc	40,587	582,423
Columbia Sportswear Co	16,569	965,973
Conn’s Inc *	12,901	163,198
Cooper Tire & Rubber Co	34,129	1,325,912
Cooper-Standard Holdings Inc *	9,408	972,599
Core-Mark Holding Co Inc	28,588	1,231,285
Cracker Barrel Old Country Store Inc	11,701	1,953,833
Crocs Inc *	45,259	310,477
Culp Inc	6,291	233,711
Daktronics Inc	24,286	259,860
Dana Inc	92,863	1,762,540
Dave & Buster’s Entertainment Inc *	23,979	1,350,018
Deckers Outdoor Corp *	20,322	1,125,636
Del Frisco’s Restaurant Group Inc *	14,592	248,064
Del Taco Restaurants Inc *	14,108	199,205
Delta Apparel Inc *	4,411	91,440
Denny’s Corp *	47,783	613,056
Destination XL Group Inc *	21,826	92,761
DineEquity Inc	11,242	865,634
Dorman Products Inc *	16,525	1,207,316
Douglas Dynamics Inc	13,890	467,398
DSW Inc ‘A’	42,374	959,771
Duluth Holdings Inc ‘B’ *	5,991	152,171
El Pollo Loco Holdings Inc *	12,610	155,103
Eldorado Resorts Inc *	17,340	293,913
Empire Resorts Inc *	1,539	35,012
Eros International PLC *	18,875	246,319
Escalade Inc	6,900	91,080
Essendant Inc	22,426	468,703
Ethan Allen Interiors Inc	15,732	579,724
Express Inc *	47,159	507,431
EZCORP Inc ‘A’ *	32,198	342,909
Federal-Mogul Holdings Corp *	18,709	192,890
Fiesta Restaurant Group Inc *	16,612	495,868
FirstCash Inc	29,671	1,394,537
Five Below Inc *	33,793	1,350,368
Flexsteel Industries Inc	4,020	247,913
Fogo De Chao Inc *	3,389	48,632
Fossil Group Inc *	26,495	685,161
Fox Factory Holding Corp *	14,019	389,027
Francesca’s Holdings Corp *	23,682	426,986
Fred’s Inc ‘A’	22,989	426,676
Freshpet Inc *	15,052	152,778
G&K Services Inc ‘A’	12,128	1,169,746
G-III Apparel Group Ltd *	27,203	804,121
Gaia Inc *	5,086	43,994
Genesco Inc *	12,996	807,052
Gentherm Inc *	23,065	780,750
GMS Inc *	4,544	133,048
GNC Holdings Inc ‘A’	43,339	478,463
Golden Entertainment Inc	6,523	78,994
Green Brick Partners Inc *	13,259	133,253
Group 1 Automotive Inc	12,815	998,801
Guess? Inc	38,315	463,611
H&E Equipment Services Inc	19,341	449,678
Haverty Furniture Cos Inc	11,533	273,332
Hawaiian Holdings Inc *	32,852	1,872,564
Herman Miller Inc	37,828	1,293,718
Hibbett Sports Inc *	14,737	549,690
HNI Corp	28,626	1,600,766
Hooker Furniture Corp	7,432	282,044
Horizon Global Corp *	11,269	270,456
Hovnanian Enterprises Inc ‘A’ *	75,674	206,590
HSN Inc	19,468	667,752
Iconix Brand Group Inc *	27,266	254,664
ILG Inc	71,597	1,300,917
Installed Building Products Inc *	12,379	511,253

	Shares	Value
Interface Inc	41,008	$760,698
International Speedway Corp ‘A’	15,217	559,986
Intrawest Resorts Holdings Inc *	10,988	196,136
iRobot Corp *	16,990	993,065
Isle of Capri Casinos Inc *	15,813	390,423
J Alexander’s Holdings Inc *	8,984	96,578
Jack in the Box Inc	20,427	2,280,470
JAKKS Pacific Inc *	12,125	62,444
Jamba Inc *	8,466	87,200
Johnson Outdoors Inc ‘A’	3,262	129,469
KB Home	52,879	836,017
Kimball International Inc ‘B’	22,808	400,508
Kirkland’s Inc *	9,783	151,734
Knoll Inc	30,266	845,329
Kona Grill Inc *	5,835	73,229
La Quinta Holdings Inc *	52,651	748,171
La-Z-Boy Inc	29,801	925,321
LCI Industries	14,944	1,610,216
LGI Homes Inc *	9,888	284,082
Libbey Inc	13,618	265,006
Liberty TripAdvisor Holdings Inc ‘A’ *	44,593	671,125
Lifetime Brands Inc	6,593	117,026
Lindblad Expeditions Holdings Inc *	9,216	87,091
Lithia Motors Inc ‘A’	14,703	1,423,691
Luby’s Inc *	11,381	48,711
Lumber Liquidators Holdings Inc *	16,925	266,400
M/I Homes Inc *	15,451	389,056
Malibu Boats Inc ‘A’ *	11,040	210,643
Marine Products Corp	2,766	38,364
MarineMax Inc *	15,746	304,685
Marriott Vacations Worldwide Corp	14,201	1,204,955
MCBC Holdings Inc	4,357	63,525
MDC Holdings Inc	26,523	680,580
Meritage Homes Corp *	23,779	827,509
Meritor Inc *	50,565	628,017
Metaldyne Performance Group Inc	9,440	216,648
Miller Industries Inc	6,869	181,685
Mobile Mini Inc	27,647	836,322
Modine Manufacturing Co *	29,584	440,802
Monarch Casino & Resort Inc *	6,547	168,782
Motorcar Parts of America Inc *	11,705	315,099
Movado Group Inc	9,885	284,194
NACCO Industries Inc ‘A’	2,618	237,060
Nathan’s Famous Inc *	1,843	119,611
National CineMedia Inc	40,048	589,907
Nautilus Inc *	19,377	358,475
Navistar International Corp *	30,927	970,180
Noodles & Co *	7,157	29,344
Office Depot Inc	349,238	1,578,556
Ollie’s Bargain Outlet Holdings Inc *	12,874	366,265
Oxford Industries Inc	9,608	577,729
Papa John’s International Inc	17,030	1,457,427
Party City Holdco Inc *	15,663	222,415
PC Connection Inc	6,569	184,523
Penn National Gaming Inc *	47,659	657,218
Perry Ellis International Inc *	7,587	188,992
PetMed Express Inc	12,446	287,129
PICO Holdings Inc *	14,496	219,614
Pier 1 Imports Inc	52,109	445,011
Pinnacle Entertainment Inc *	35,313	512,038
Planet Fitness Inc ‘A’	13,935	280,094
Popeyes Louisiana Kitchen Inc *	12,902	780,313
Potbelly Corp *	14,710	189,759
PriceSmart Inc	12,359	1,031,976
Reading International Inc ‘A’ *	10,215	169,569
Red Lion Hotels Corp *	7,614	63,577
Red Robin Gourmet Burgers Inc *	7,959	448,888
Red Rock Resorts Inc ‘A’	18,999	440,587
Regis Corp *	23,843	346,200
RH *	24,483	751,628

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Ruby Tuesday Inc *	38,559	$124,546
Rush Enterprises Inc ‘A’ *	18,577	592,606
Rush Enterprises Inc ‘B’ *	3,115	96,160
Ruth’s Hospitality Group Inc	19,975	365,543
ScanSource Inc *	16,014	646,165
Scientific Games Corp ‘A’ *	33,007	462,098
Sears Holdings Corp *	6,780	62,986
Sears Hometown & Outlet Stores Inc *	5,935	27,895
SeaWorld Entertainment Inc	42,591	806,248
Select Comfort Corp *	29,253	661,703
Sequential Brands Group Inc *	24,676	115,484
Shake Shack Inc ‘A’ *	9,896	354,178
Shoe Carnival Inc	8,129	219,320
SiteOne Landscape Supply Inc *	7,346	255,127
SkyWest Inc	31,143	1,135,162
Sonic Automotive Inc ‘A’	17,251	395,048
Sonic Corp	27,759	735,891
Spartan Motors Inc	19,734	182,540
Speedway Motorsports Inc	7,057	152,925
Sportsman’s Warehouse Holdings Inc *	16,429	154,268
Stage Stores Inc	18,447	80,613
Standard Motor Products Inc	13,489	717,885
Steelcase Inc ‘A’	54,259	971,236
Stein Mart Inc	18,009	98,689
Steven Madden Ltd *	38,980	1,393,535
Strattec Security Corp	2,187	88,136
Superior Industries International Inc	15,752	415,065
Superior Uniform Group Inc	4,879	95,726
Supreme Industries Inc ‘A’	7,929	124,485
Systemax Inc	7,630	66,915
Tailored Brands Inc	30,129	769,796
Taylor Morrison Home Corp ‘A’ *	19,105	367,962
Tenneco Inc *	34,847	2,176,892
Texas Roadhouse Inc	41,260	1,990,382
The Buckle Inc	17,552	400,186
The Cato Corp ‘A’	16,257	489,011
The Cheesecake Factory Inc	28,182	1,687,538
The Children’s Place Inc	11,825	1,193,734
The Container Store Group Inc *	11,575	73,501
The Finish Line Inc ‘A’	26,481	498,108
The Habit Restaurants Inc ‘A’ *	8,398	144,866
The Marcus Corp	11,364	357,966
The New Home Co Inc *	7,269	85,120
Tile Shop Holdings Inc *	20,593	402,593
Tilly’s Inc ‘A’ *	5,482	72,308
Titan International Inc	26,971	302,345
Titan Machinery Inc *	10,859	158,216
Tower International Inc	13,137	372,434
TRI Pointe Group Inc *	92,684	1,064,012
Triton International Ltd (Bermuda)	25,040	395,632
Tuesday Morning Corp *	27,404	147,982
UCP Inc ‘A’ *	4,634	55,840
Unifi Inc *	9,907	323,265
UniFirst Corp	9,346	1,342,553
Unique Fabricating Inc	3,869	56,487
Universal Electronics Inc *	8,969	578,949
Vera Bradley Inc *	12,392	145,234
Veritiv Corp *	5,186	278,748
Vince Holding Corp *	13,856	56,117
Vitamin Shoppe Inc *	15,207	361,166
Wabash National Corp *	39,983	632,531
WCI Communities Inc *	13,763	322,742
Wesco Aircraft Holdings Inc *	35,071	524,311
West Marine Inc *	11,037	115,557
Weyco Group Inc	3,905	122,227
William Lyon Homes ‘A’ *	15,193	289,123
Wingstop Inc	9,829	290,840
Winmark Corp	1,402	176,862
Winnebago Industries Inc	16,628	526,276
Wolverine World Wide Inc	60,258	1,322,663

	Shares	Value
Workhorse Group Inc *	6,758	$47,711
Zoe’s Kitchen Inc *	11,962	286,968
Zumiez Inc *	11,222	245,201

		136,620,807

Consumer, Non-Cyclical - 18.5%

AAC Holdings Inc *	6,373	46,141
Aaron’s Inc	41,508	1,327,841
Abaxis Inc	14,040	740,891
ABM Industries Inc	34,792	1,420,905
Accelerate Diagnostics Inc *	14,443	299,692
Acceleron Pharma Inc *	17,335	442,389
ACCO Brands Corp *	68,103	888,744
Accuray Inc *	49,355	227,033
AcelRx Pharmaceuticals Inc *	21,385	55,601
Achillion Pharmaceuticals Inc *	72,886	301,019
Aclaris Therapeutics Inc *	6,393	173,506
Acorda Therapeutics Inc *	27,363	514,424
Adamas Pharmaceuticals Inc *	10,500	177,450
Addus HomeCare Corp *	4,285	150,189
Adeptus Health Inc ‘A’ *	9,043	69,089
Aduro Biotech Inc *	22,152	252,533
Advaxis Inc *	23,063	165,131
Adverum Biotechnologies Inc *	19,641	56,959
Aerie Pharmaceuticals Inc *	17,713	670,437
Aevi Genomic Medicine Inc *	14,293	74,038
Agenus Inc *	47,448	195,486
Agile Therapeutics Inc *	8,558	48,781
Aimmune Therapeutics Inc *	16,326	333,867
Air Methods Corp *	21,007	669,073
Akebia Therapeutics Inc *	22,400	233,184
Alarm.com Holdings Inc *	6,526	181,619
Albany Molecular Research Inc *	16,936	317,719
Alder Biopharmaceuticals Inc *	29,579	615,243
Alico Inc	2,630	71,405
Alliance One International Inc *	5,008	96,154
Almost Family Inc *	5,276	232,672
AMAG Pharmaceuticals Inc *	21,550	749,940
Amedisys Inc *	17,379	740,867
American Public Education Inc *	10,100	247,955
American Renal Associates Holdings Inc *	5,729	121,913
Amicus Therapeutics Inc *	88,407	439,383
AMN Healthcare Services Inc *	29,535	1,135,621
Amphastar Pharmaceuticals Inc *	22,505	414,542
Ampio Pharmaceuticals Inc *	26,459	23,818
Amplify Snack Brands Inc *	18,572	163,619
Analogic Corp	7,744	642,365
Anavex Life Sciences Corp *	20,600	81,576
AngioDynamics Inc *	15,884	267,963
ANI Pharmaceuticals Inc *	4,948	299,948
Anika Therapeutics Inc *	9,061	443,627
Anthera Pharmaceuticals Inc *	25,617	16,628
Apollo Education Group Inc *	54,185	536,431
Applied Genetic Technologies Corp *	7,955	74,379
Aptevo Therapeutics Inc *	10,329	25,203
Aratana Therapeutics Inc *	21,087	151,405
ARC Document Solutions Inc *	25,730	130,708
Ardelyx Inc *	19,278	273,748
Arena Pharmaceuticals Inc *	150,655	213,930
Argos Therapeutics Inc *	11,256	55,154
ARIAD Pharmaceuticals Inc *	112,051	1,393,914
Array BioPharma Inc *	105,080	923,653
Arrowhead Pharmaceuticals Inc *	36,834	57,093
Ascent Capital Group Inc ‘A’ *	6,618	107,609
Asterias Biotherapeutics Inc *	13,047	60,016
Atara Biotherapeutics Inc *	14,574	206,951
Athersys Inc *	45,932	70,276
AtriCure Inc *	19,761	386,723
Atrion Corp	885	448,872
Avexis Inc *	3,351	159,943

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Avinger Inc *	11,488	$42,506
Avon Products Inc *	277,174	1,396,957
AxoGen Inc *	14,616	131,544
Axovant Sciences Ltd *	15,336	190,473
Axsome Therapeutics Inc *	6,123	41,330
B&G Foods Inc	40,387	1,768,951
B. Riley Financial Inc	5,287	97,545
Barrett Business Services Inc	4,443	284,796
Bellicum Pharmaceuticals Inc *	13,018	177,305
Bio-Path Holdings Inc *	50,064	67,586
BioCryst Pharmaceuticals Inc *	44,914	284,306
BioScrip Inc *	75,641	78,667
BioSpecifics Technologies Corp *	3,570	198,849
BioTelemetry Inc *	16,748	374,318
BioTime Inc *	45,652	164,804
Bluebird Bio Inc *	25,151	1,551,817
Blueprint Medicines Corp *	12,505	350,765
Bridgepoint Education Inc *	10,643	107,814
Bright Horizons Family Solutions Inc *	27,408	1,919,108
CAI International Inc *	10,474	90,810
Cal-Maine Foods Inc	19,388	856,465
Calavo Growers Inc	9,792	601,229
Cambium Learning Group Inc *	5,350	26,697
Cambrex Corp *	20,222	1,090,977
Cantel Medical Corp	22,403	1,764,236
Capella Education Co	7,024	616,707
Capital Senior Living Corp *	18,729	300,600
Cara Therapeutics Inc *	12,990	120,677
Cardiovascular Systems Inc *	19,743	477,978
Cardtronics PLC ‘A’ *	28,235	1,540,784
Care.com Inc *	8,214	70,394
Career Education Corp *	41,939	423,165
Carriage Services Inc	9,769	279,784
Catalent Inc *	63,138	1,702,200
CBIZ Inc *	31,532	431,988
CEB Inc	20,051	1,215,091
Celldex Therapeutics Inc *	61,400	217,356
Cellular Biomedicine Group Inc *	7,539	98,761
Cempra Inc *	28,434	79,615
Central Garden & Pet Co *	5,848	193,510
Central Garden & Pet Co ‘A’ *	21,878	676,030
Cerus Corp *	63,808	277,565
Chemed Corp	10,108	1,621,424
ChemoCentryx Inc *	13,741	101,683
Chimerix Inc *	28,737	132,190
ChromaDex Corp *	18,415	60,954
Cidara Therapeutics Inc *	6,350	66,040
Cimpress NV * (Netherlands)	15,772	1,444,873
Civitas Solutions Inc *	9,735	193,726
Clearside Biomedical Inc *	5,176	46,273
Clovis Oncology Inc *	19,912	884,491
Coca-Cola Bottling Co Consolidated	2,905	519,559
Coherus Biosciences Inc *	18,494	520,606
Collectors Universe Inc	4,945	104,982
Collegium Pharmaceutical Inc *	9,885	153,909
Community Health Systems Inc *	70,074	391,714
Concert Pharmaceuticals Inc *	9,562	98,393
ConforMIS Inc *	22,037	178,500
CONMED Corp	17,625	778,496
Corcept Therapeutics Inc *	46,948	340,842
CorVel Corp *	6,205	227,103
Corvus Pharmaceuticals Inc *	1,893	27,070
CPI Card Group Inc	10,915	45,297
CRA International Inc	5,971	218,539
Craft Brew Alliance Inc *	7,822	132,192
Cross Country Healthcare Inc *	19,926	311,045
CryoLife Inc *	19,735	377,925
CSS Industries Inc	5,790	156,735
Curis Inc *	68,343	210,496
Cutera Inc *	9,053	157,070

	Shares	Value
Cynosure Inc ‘A’ *	15,042	$685,915
Cytokinetics Inc *	21,403	260,046
CytomX Therapeutics Inc *	12,439	136,705
CytRx Corp *	40,726	15,158
Darling Ingredients Inc *	104,022	1,342,924
Dean Foods Co	57,111	1,243,878
Deluxe Corp	30,525	2,185,895
Depomed Inc *	38,743	698,149
Dermira Inc *	15,191	460,743
DeVry Education Group Inc	38,671	1,206,535
Dimension Therapeutics Inc *	7,065	30,733
Diplomat Pharmacy Inc *	28,930	364,518
Durect Corp *	71,305	95,549
Dynavax Technologies Corp *	24,471	96,660
Eagle Pharmaceuticals Inc *	5,363	425,500
Edge Therapeutics Inc *	9,900	123,750
Editas Medicine Inc *	4,234	68,718
Egalet Corp *	12,605	96,428
Eiger BioPharmaceuticals Inc *	1,995	23,242
elf Beauty Inc *	4,241	122,735
Emergent BioSolutions Inc *	20,658	678,409
Enanta Pharmaceuticals Inc *	9,982	334,397
Endocyte Inc *	24,600	62,730
Endologix Inc *	51,229	293,030
Ennis Inc	15,920	276,212
Entellus Medical Inc *	4,152	78,763
Enzo Biochem Inc *	24,487	169,940
Epizyme Inc *	24,913	301,447
Esperion Therapeutics Inc *	8,261	103,428
EVERTEC Inc	41,028	728,247
Exact Sciences Corp *	66,038	882,268
Exactech Inc *	6,355	173,491
Exelixis Inc *	143,969	2,146,578
Farmer Brothers Co *	4,750	174,325
FibroGen Inc *	33,062	707,527
Five Prime Therapeutics Inc *	17,116	857,683
Flex Pharma Inc *	6,365	33,607
Flexion Therapeutics Inc *	16,329	310,578
Forrester Research Inc	6,508	279,519
Fortress Biotech Inc *	19,421	52,437
Foundation Medicine Inc *	8,429	149,193
Franklin Covey Co *	7,066	142,380
Fresh Del Monte Produce Inc	20,140	1,221,088
FTI Consulting Inc *	25,802	1,163,154
Galena Biopharma Inc *	5,581	10,827
Genesis Healthcare Inc *	23,231	98,732
GenMark Diagnostics Inc *	26,059	318,962
Genomic Health Inc *	11,838	347,919
Geron Corp *	97,935	202,725
Glaukos Corp *	10,526	361,042
Global Blood Therapeutics Inc *	10,669	154,167
Globus Medical Inc ‘A’ *	44,407	1,101,738
GlycoMimetics Inc *	5,908	36,039
Grand Canyon Education Inc *	28,050	1,639,522
Great Lakes Dredge & Dock Corp *	37,609	157,958
Green Dot Corp ‘A’ *	27,121	638,700
Haemonetics Corp *	32,258	1,296,772
Halozyme Therapeutics Inc *	68,881	680,544
Halyard Health Inc *	28,995	1,072,235
Healthcare Services Group Inc	43,586	1,707,264
HealthEquity Inc *	27,438	1,111,788
HealthSouth Corp	56,223	2,318,637
Healthways Inc *	19,906	452,861
Heidrick & Struggles International Inc	11,387	274,996
Helen of Troy Ltd *	17,674	1,492,569
Heron Therapeutics Inc *	20,021	262,275
Heska Corp *	3,624	259,478
HMS Holdings Corp *	53,581	973,031
Horizon Pharma PLC *	101,967	1,649,826
Huron Consulting Group Inc *	13,864	702,212

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
ICF International Inc *	11,777	$650,090
ICU Medical Inc *	9,330	1,374,775
Idera Pharmaceuticals Inc *	56,210	84,315
Ignyta Inc *	18,130	96,089
Immune Design Corp *	7,198	39,589
ImmunoGen Inc *	53,425	108,987
Immunomedics Inc *	60,001	220,204
Impax Laboratories Inc *	46,387	614,628
INC Research Holdings Inc ‘A’ *	25,886	1,361,604
Infinity Pharmaceuticals Inc *	30,475	41,141
Information Services Group Inc *	19,408	70,645
Ingles Markets Inc ‘A’	8,800	423,280
Innoviva Inc *	51,131	547,102
Inogen Inc *	10,359	695,814
Inotek Pharmaceuticals Corp *	10,498	64,038
Inovio Pharmaceuticals Inc *	42,161	292,597
Insmed Inc *	40,030	529,597
Insperity Inc	9,723	689,847
Insulet Corp *	36,567	1,377,845
Insys Therapeutics Inc *	14,684	135,093
Integer Holdings Corp *	19,359	570,123
Integra LifeSciences Holdings Corp *	19,177	1,645,195
Intellia Therapeutics Inc *	4,415	57,881
Inter Parfums Inc	11,094	363,328
Intersect ENT Inc *	16,035	194,023
Intra-Cellular Therapies Inc *	21,731	327,921
Invacare Corp	20,298	264,889
Inventure Foods Inc *	12,558	123,696
Invitae Corp *	16,660	132,280
InVivo Therapeutics Holdings Corp *	19,754	82,967
iRadimed Corp *	2,529	28,072
iRhythm Technologies Inc *	3,052	91,560
IRIDEX Corp *	4,561	64,128
Ironwood Pharmaceuticals Inc *	81,884	1,252,006
J&J Snack Foods Corp	9,517	1,269,853
John B Sanfilippo & Son Inc	5,564	391,650
K12 Inc *	20,991	360,206
K2M Group Holdings Inc *	16,082	322,283
Karyopharm Therapeutics Inc *	14,294	134,364
Kelly Services Inc ‘A’	18,470	423,332
Keryx Biopharmaceuticals Inc *	50,334	294,957
Kforce Inc	15,333	354,192
Kindred Healthcare Inc	53,917	423,248
Kite Pharma Inc *	24,816	1,112,749
Korn/Ferry International	36,256	1,067,014
La Jolla Pharmaceutical Co *	8,502	149,040
Lancaster Colony Corp	11,507	1,626,975
Landauer Inc	6,123	294,516
Lannett Co Inc *	17,570	387,418
LeMaitre Vascular Inc	8,541	216,429
LendingTree Inc *	3,883	393,542
Lexicon Pharmaceuticals Inc *	25,671	355,030
LHC Group Inc *	9,618	439,543
Liberty Tax Inc	2,477	33,192
LifeLock Inc *	53,967	1,290,891
Lifevantage Corp *	8,539	69,593
Lifeway Foods Inc *	2,310	26,588
Ligand Pharmaceuticals Inc *	12,093	1,228,770
Limoneira Co	7,133	153,431
Lion Biotechnologies Inc *	33,843	235,209
Lipocine Inc *	10,199	37,532
Loxo Oncology Inc *	8,383	269,220
Luminex Corp *	25,663	519,162
MacroGenics Inc *	19,537	399,336
Magellan Health Inc *	14,471	1,088,943
MannKind Corp *	202,583	128,985
Masimo Corp *	25,584	1,724,362
Matthews International Corp ‘A’	20,075	1,542,764
McGrath RentCorp	14,869	582,716
MediciNova Inc *	18,068	108,950

	Shares	Value
Medifast Inc	6,946	$289,162
Medpace Holdings Inc *	5,113	184,426
Meridian Bioscience Inc	26,865	475,510
Merit Medical Systems Inc *	27,389	725,808
Merrimack Pharmaceuticals Inc *	77,130	314,690
MGP Ingredients Inc	7,961	397,891
MiMedx Group Inc *	64,878	574,819
Minerva Neurosciences Inc *	12,209	143,456
Mirati Therapeutics Inc *	7,087	33,663
Molina Healthcare Inc *	26,827	1,455,633
Momenta Pharmaceuticals Inc *	40,896	615,485
MoneyGram International Inc *	18,321	216,371
Monro Muffler Brake Inc	19,751	1,129,757
MyoKardia Inc *	6,913	89,523
Myriad Genetics Inc *	43,115	718,727
NanoString Technologies Inc *	9,679	215,842
NantKwest Inc *	9,816	56,148
Natera Inc *	16,247	190,252
National Beverage Corp	7,450	380,546
National HealthCare Corp	6,785	514,235
National Research Corp ‘A’	6,581	125,039
National Research Corp ‘B’	358	14,918
Natural Grocers by Vitamin Cottage Inc *	6,113	72,684
Natural Health Trends Corp	4,482	111,378
Nature’s Sunshine Products Inc	5,862	87,930
Natus Medical Inc *	20,489	713,017
Navigant Consulting Inc *	30,523	799,092
Neff Corp ‘A’ *	5,503	77,592
Nektar Therapeutics *	89,346	1,096,275
Neogen Corp *	23,098	1,524,468
NeoGenomics Inc *	33,404	286,272
Neos Therapeutics Inc *	8,356	48,883
Nevro Corp *	15,229	1,106,539
NewLink Genetics Corp *	13,019	133,835
Nobilis Health Corp *	35,350	74,235
Novavax Inc *	170,665	215,038
Novocure Ltd *	31,557	247,722
Nutraceutical International Corp	5,468	191,107
Nutrisystem Inc	18,657	646,465
NuVasive Inc *	30,958	2,085,331
NxStage Medical Inc *	40,303	1,056,342
Ocular Therapeutix Inc *	9,624	80,553
Omega Protein Corp *	13,458	337,123
Omeros Corp *	26,131	259,220
On Assignment Inc *	32,117	1,418,287
OncoMed Pharmaceuticals Inc *	13,496	104,054
Ophthotech Corp *	19,302	93,229
OraSure Technologies Inc *	35,054	307,774
Organovo Holdings Inc *	56,385	191,145
Orthofix International NV *	11,243	406,772
Osiris Therapeutics Inc *	13,806	67,787
Otonomy Inc *	15,019	238,802
OvaScience Inc *	19,359	29,619
Owens & Minor Inc	39,260	1,385,485
Oxford Immunotec Global PLC *	14,626	218,659
Pacific Biosciences of California Inc *	50,358	191,360
Pacira Pharmaceuticals Inc *	23,173	748,488
Paratek Pharmaceuticals Inc *	12,708	195,703
PAREXEL International Corp *	32,916	2,163,240
Patriot National Inc *	7,005	32,573
Paylocity Holding Corp *	13,686	410,717
PDL BioPharma Inc	101,729	215,665
Penumbra Inc *	16,083	1,026,095
Performance Food Group Co *	23,694	568,656
Pfenex Inc *	10,924	99,081
PFSweb Inc *	9,493	80,691
PharmAthene Inc *	38,209	124,179
PharMerica Corp *	18,891	475,109
Phibro Animal Health Corp ‘A’	11,053	323,853
Portola Pharmaceuticals Inc *	30,975	695,079

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
PRA Health Sciences Inc *	15,106	$832,643
Prestige Brands Holdings Inc *	33,088	1,723,885
Primo Water Corp *	12,943	158,940
Progenics Pharmaceuticals Inc *	43,132	372,660
Protagonist Therapeutics Inc *	4,763	104,738
Proteostasis Therapeutics Inc *	5,430	66,572
Prothena Corp PLC * (Ireland)	22,004	1,082,377
PTC Therapeutics Inc *	21,248	231,816
Puma Biotechnology Inc *	17,561	539,123
Quad/Graphics Inc	17,861	480,104
Quidel Corp *	16,822	360,327
Quorum Health Corp *	19,038	138,406
Radius Health Inc *	19,543	743,220
RadNet Inc *	22,350	144,158
Reata Pharmaceuticals Inc ‘A’ *	3,564	77,802
REGENXBIO Inc *	12,367	229,408
Regulus Therapeutics Inc *	24,052	54,117
Rent-A-Center Inc	32,908	370,215
Repligen Corp *	21,379	658,901
Resources Connection Inc	23,722	456,648
Retrophin Inc *	22,939	434,235
Revance Therapeutics Inc *	12,814	265,250
Revlon Inc ‘A’ *	7,191	209,618
Rigel Pharmaceuticals Inc *	55,362	131,762
Rockwell Medical Inc *	31,209	204,419
RPX Corp *	32,044	346,075
RTI Surgical Inc *	35,711	116,061
Sage Therapeutics Inc *	19,030	971,672
Sanderson Farms Inc	12,475	1,175,644
Sangamo BioSciences Inc *	43,178	131,693
Sarepta Therapeutics Inc *	31,469	863,195
SciClone Pharmaceuticals Inc *	32,065	346,302
Seaboard Corp *	163	644,174
Second Sight Medical Products Inc *	6,623	13,047
Select Medical Holdings Corp *	66,107	875,918
Seneca Foods Corp ‘A’ *	4,678	187,354
Senseonics Holdings Inc *	16,847	44,981
Seres Therapeutics Inc *	11,200	110,880
ServiceSource International Inc *	37,321	211,983
Smart & Final Stores Inc *	15,046	212,149
Snyder’s-Lance Inc	49,942	1,914,776
Sorrento Therapeutics Inc *	17,483	85,667
Sotheby’s *	30,518	1,216,447
SP Plus Corp *	10,403	292,844
Spark Therapeutics Inc *	12,091	603,341
SpartanNash Co	23,328	922,389
Spectrum Pharmaceuticals Inc *	49,950	221,278
STAAR Surgical Co *	24,023	260,650
Stemline Therapeutics Inc *	11,321	121,135
Strayer Education Inc *	6,834	551,025
Sucampo Pharmaceuticals Inc ‘A’ *	14,887	201,719
Supernus Pharmaceuticals Inc *	29,646	748,561
SUPERVALU Inc *	168,112	785,083
Surgery Partners Inc *	11,983	189,931
Surgical Care Affiliates Inc *	17,139	793,022
Surmodics Inc *	8,093	205,562
Syndax Pharmaceuticals Inc *	2,803	20,098
Synergy Pharmaceuticals Inc *	114,351	696,398
Synthetic Biologics Inc *	45,578	34,758
Synutra International Inc *	15,962	85,397
T2 Biosystems Inc *	9,403	49,460
Tandem Diabetes Care Inc *	11,608	24,957
Team Health Holdings Inc *	42,309	1,838,326
Team Inc *	18,007	706,775
Tejon Ranch Co *	8,542	217,223
Teladoc Inc *	12,943	213,559
Teligent Inc *	26,169	172,977
TerraVia Holdings Inc *	49,760	57,224
TESARO Inc *	17,668	2,375,993
Tetraphase Pharmaceuticals Inc *	22,619	91,155

	Shares	Value
Textainer Group Holdings Ltd	13,733	$102,311
TG Therapeutics Inc *	23,271	108,210
The Advisory Board Co *	25,856	859,712
The Andersons Inc	17,068	762,940
The Boston Beer Co Inc ‘A’ *	5,479	930,608
The Brink’s Co	27,906	1,151,122
The Chefs’ Warehouse Inc *	11,706	184,955
The Ensign Group Inc	29,440	653,862
The Hackett Group Inc	15,090	266,489
The Medicines Co *	42,692	1,448,966
The Providence Service Corp *	7,970	303,258
The Spectranetics Corp *	26,370	646,065
TherapeuticsMD Inc *	95,005	548,179
Theravance Biopharma Inc * (Cayman)	24,348	776,214
Titan Pharmaceuticals Inc *	11,701	46,804
Tokai Pharmaceuticals Inc *	4,462	4,363
Tootsie Roll Industries Inc	11,043	438,959
TransEnterix Inc *	47,395	61,614
Travelport Worldwide Ltd	73,680	1,038,888
Trevena Inc *	28,034	164,840
TriNet Group Inc *	26,681	683,567
Triple-S Management Corp ‘B’ *	14,883	308,078
Trovagene Inc *	21,060	44,226
TrueBlue Inc *	26,105	643,488
Turning Point Brands Inc *	3,754	45,987
Ultragenyx Pharmaceutical Inc *	22,854	1,606,865
United Natural Foods Inc *	30,866	1,472,926
Universal American Corp *	26,858	267,237
Universal Corp	14,057	896,134
US Physical Therapy Inc	7,860	551,772
USANA Health Sciences Inc *	6,664	407,837
Utah Medical Products Inc	2,328	169,362
Vanda Pharmaceuticals Inc *	23,505	374,905
Vascular Solutions Inc *	10,728	601,841
Vector Group Ltd	58,892	1,339,204
Vectrus Inc *	6,841	163,158
Veracyte Inc *	9,162	70,914
Versartis Inc *	18,719	278,913
Viad Corp	12,754	562,451
Village Super Market Inc ‘A’	4,367	134,940
Vital Therapies Inc *	13,083	56,911
Voyager Therapeutics Inc *	7,232	92,136
vTv Therapeutics Inc ‘A’ *	4,823	23,295
WaVe Life Sciences Ltd *	4,483	117,230
WD-40 Co	8,357	976,933
Weight Watchers International Inc *	17,212	197,077
Weis Markets Inc	6,068	405,585
Wright Medical Group NV *	65,126	1,496,595
XBiotech Inc *	10,889	110,197
Xencor Inc *	21,759	572,697
Zafgen Inc *	11,322	36,004
Zeltiq Aesthetics Inc *	22,471	977,938
ZIOPHARM Oncology Inc *	76,643	410,040
Zogenix Inc *	15,389	186,976

		219,124,624

Diversified - 0.1%

HRG Group Inc *	75,017	1,167,264

Energy - 3.5%

Abraxas Petroleum Corp *	75,017	192,794
Adams Resources & Energy Inc	1,563	61,973
Alon USA Energy Inc	19,526	222,206
Archrock Inc	43,064	568,445
Atwood Oceanics Inc	38,813	509,615
Bill Barrett Corp *	31,207	218,137
Bristow Group Inc	21,751	445,460
California Resources Corp *	19,919	424,076
Callon Petroleum Co *	90,248	1,387,112

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
CARBO Ceramics Inc *	12,366	$129,348
Carrizo Oil & Gas Inc *	37,771	1,410,747
Clayton Williams Energy Inc *	3,709	442,335
Clean Energy Fuels Corp *	54,857	156,891
Cobalt International Energy Inc *	255,965	312,277
Contango Oil & Gas Co *	13,388	125,044
CVR Energy Inc	9,880	250,853
Dawson Geophysical Co *	12,282	98,747
Delek US Holdings Inc	38,876	935,745
Denbury Resources Inc *	221,770	816,114
Earthstone Energy Inc *	499	6,856
Eclipse Resources Corp *	37,851	101,062
EP Energy Corp ‘A’ *	24,116	157,960
Era Group Inc *	12,798	217,182
Erin Energy Corp *	6,405	19,535
Evolution Petroleum Corp	15,334	153,340
EXCO Resources Inc *	98,633	86,176
Exterran Corp *	19,722	471,356
Flotek Industries Inc *	33,207	311,814
Forum Energy Technologies Inc *	37,909	833,998
FuelCell Energy Inc *	19,202	33,603
FutureFuel Corp	14,997	208,458
Geospace Technologies Corp *	8,111	165,140
Green Plains Inc	22,428	624,620
Helix Energy Solutions Group Inc *	70,909	625,417
Independence Contract Drilling Inc *	17,821	119,401
Isramco Inc *	402	49,969
Jones Energy Inc ‘A’ *	34,342	171,710
Matador Resources Co *	52,567	1,354,126
Matrix Service Co *	16,652	378,000
McDermott International Inc *	152,754	1,128,852
MRC Global Inc *	59,465	1,204,761
Natural Gas Services Group Inc *	7,827	251,638
Newpark Resources Inc *	52,356	392,670
Northern Oil & Gas Inc *	30,263	83,223
NOW Inc *	67,344	1,378,532
Oasis Petroleum Inc *	146,276	2,214,619
Oil States International Inc *	32,100	1,251,900
Pacific Ethanol Inc *	20,174	191,653
Panhandle Oil & Gas Inc ‘A’	10,258	241,576
Par Pacific Holdings Inc *	19,311	280,782
Parker Drilling Co *	75,483	196,256
Pattern Energy Group Inc	39,808	755,954
PDC Energy Inc *	34,791	2,525,131
PHI Inc *	7,761	139,853
Pioneer Energy Services Corp *	44,122	302,236
Plug Power Inc *	107,103	128,524
Renewable Energy Group Inc *	24,557	238,203
REX American Resources Corp *	3,627	358,166
Ring Energy Inc *	24,551	318,917
RSP Permian Inc *	61,577	2,747,566
Sanchez Energy Corp *	34,549	311,977
SEACOR Holdings Inc *	10,139	722,708
Seadrill Ltd (NYSE) * (United Kingdom)	238,380	812,876
SemGroup Corp ‘A’	41,499	1,732,583
SunCoke Energy Inc *	40,754	462,150
Sunrun Inc *	39,584	210,191
Synergy Resources Corp *	117,772	1,049,349
TerraForm Global Inc ‘A’ *	57,221	226,023
TerraForm Power Inc ‘A’ *	54,967	704,127
Tesco Corp *	31,902	263,191
TETRA Technologies Inc *	58,633	294,338
Thermon Group Holdings Inc *	19,956	380,960
TPI Composites Inc *	3,774	60,535
Trecora Resources *	12,401	171,754
Unit Corp *	32,455	872,066
Vivint Solar Inc *	16,398	41,815
W&T Offshore Inc *	27,099	75,064
Western Refining Inc	50,064	1,894,922

	Shares	Value
Westmoreland Coal Co *	11,804	$208,577
Willbros Group Inc *	25,234	81,758

		41,705,618

Financial - 27.9%

1st Source Corp	10,070	449,726
Acacia Research Corp *	23,460	152,490
Acadia Realty Trust REIT	48,732	1,592,562
Access National Corp	4,469	124,059
ACNB Corp	3,500	109,375
AG Mortgage Investment Trust Inc REIT	18,319	313,438
Agree Realty Corp REIT	14,819	682,415
Aircastle Ltd	30,595	637,906
Alexander & Baldwin Inc	29,736	1,334,254
Alexander’s Inc REIT	1,365	582,678
Allegiance Bancshares Inc *	6,784	245,242
Altisource Portfolio Solutions SA *	7,509	199,664
Altisource Residential Corp REIT	33,577	370,690
Ambac Financial Group Inc *	22,096	497,160
American Assets Trust Inc REIT	24,755	1,066,445
American Equity Investment Life Holding Co	53,373	1,203,027
American National Bankshares Inc	5,325	185,310
Ameris Bancorp	21,532	938,795
AMERISAFE Inc	11,939	744,397
Ames National Corp	5,645	186,285
Anworth Mortgage Asset Corp REIT	63,262	327,065
Apollo Commercial Real Estate Finance Inc REIT	46,649	775,306
Ares Commercial Real Estate Corp REIT	17,607	241,744
Argo Group International Holdings Ltd	17,892	1,179,083
Arlington Asset Investment Corp ‘A’	7,704	114,173
Armada Hoffler Properties Inc REIT	20,781	302,779
ARMOUR Residential REIT Inc	23,629	512,513
Arrow Financial Corp	7,078	286,659
Ashford Hospitality Prime Inc REIT	15,628	213,322
Ashford Hospitality Trust Inc REIT	53,361	414,081
Associated Capital Group Inc ‘A’	3,137	103,050
Astoria Financial Corp	58,117	1,083,882
Atlantic Capital Bancshares Inc *	10,487	199,253
Atlas Financial Holdings Inc *	6,793	122,614
Baldwin & Lyons Inc ‘B’	6,220	156,744
Banc of California Inc	31,974	554,749
BancFirst Corp	4,906	456,503
Banco Latinoamericano de Comercio Exterior SA (Panama)	18,729	551,382
BancorpSouth Inc	54,961	1,706,539
Bank Mutual Corp	28,665	270,884
Bank of Marin Bancorp	3,742	261,005
Bank of the Ozarks Inc	55,551	2,921,427
BankFinancial Corp	11,415	169,170
Bankwell Financial Group Inc	3,575	116,188
Banner Corp	18,889	1,054,195
Bar Harbor Bankshares	3,729	176,494
Bear State Financial Inc	10,908	110,716
Beneficial Bancorp Inc	43,044	792,010
Berkshire Hills Bancorp Inc	19,397	714,779
BGC Partners Inc ‘A’	137,784	1,409,530
Blackhawk Network Holdings Inc *	34,732	1,308,528
Blue Capital Reinsurance Holdings Ltd (Bermuda)	4,061	74,925
Blue Hills Bancorp Inc	17,425	326,719
Bluerock Residential Growth REIT Inc	12,501	171,514
BNC Bancorp	23,856	761,006
BofI Holding Inc *	38,146	1,089,068
Boston Private Financial Holdings Inc	51,497	852,275
Bridge Bancorp Inc	10,549	399,807
Brookline Bancorp Inc	43,512	713,597
Bryn Mawr Bank Corp	10,454	440,636
BSB Bancorp Inc *	5,087	147,269
C&F Financial Corp	1,913	95,363

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Calamos Asset Management Inc ‘A’	11,522	$98,513
Camden National Corp	9,565	425,164
Capital Bank Financial Corp ‘A’	15,538	609,867
Capital City Bank Group Inc	6,638	135,946
Capitol Federal Financial Inc	77,795	1,280,506
Capstead Mortgage Corp REIT	60,688	618,411
Cardinal Financial Corp	19,929	653,472
CareTrust REIT Inc	36,791	563,638
Carolina Financial Corp	6,153	189,451
Cascade Bancorp *	19,209	155,977
Cass Information Systems Inc	7,322	538,680
CatchMark Timber Trust Inc ‘A’ REIT	25,250	284,315
Cathay General Bancorp	47,152	1,793,191
CBL & Associates Properties Inc REIT	106,404	1,223,646
Cedar Realty Trust Inc REIT	53,978	352,476
CenterState Banks Inc	29,407	740,174
Central Pacific Financial Corp	18,899	593,807
Central Valley Community Bancorp	5,030	100,399
Century Bancorp Inc ‘A’	2,260	135,600
Charter Financial Corp	9,568	159,499
Chatham Lodging Trust REIT	24,196	497,228
Chemical Financial Corp	41,714	2,259,647
Chemung Financial Corp	1,790	65,067
Chesapeake Lodging Trust REIT	37,444	968,302
Citizens & Northern Corp	7,438	194,876
Citizens Inc *	30,013	294,728
City Holding Co	9,413	636,319
City Office REIT Inc	15,815	208,284
Clifton Bancorp Inc	14,402	243,682
CNB Financial Corp	8,853	236,729
CNO Financial Group Inc	111,686	2,138,787
CoBiz Financial Inc	22,391	378,184
Codorus Valley Bancorp Inc	4,845	138,567
Cohen & Steers Inc	13,246	445,066
Colony Capital Inc ‘A’ REIT	71,761	1,453,160
Colony Starwood Homes REIT	41,294	1,189,680
Columbia Banking System Inc	36,650	1,637,522
Community Bank System Inc	27,216	1,681,677
Community Healthcare Trust Inc REIT	7,971	183,572
Community Trust Bancorp Inc	9,652	478,739
ConnectOne Bancorp Inc	18,597	482,592
Consolidated-Tomoka Land Co	2,758	147,332
CorEnergy Infrastructure Trust Inc REIT	7,528	262,577
CoreSite Realty Corp REIT	21,302	1,690,740
County Bancorp Inc	2,638	71,147
Cousins Properties Inc REIT	216,856	1,845,445
Cowen Group Inc ‘A’ *	16,539	256,355
Crawford & Co ‘B’	8,306	104,323
CU Bancorp *	10,408	372,606
Customers Bancorp Inc *	15,826	566,887
CVB Financial Corp	64,333	1,475,156
CYS Investments Inc REIT	99,544	769,475
Diamond Hill Investment Group Inc	1,966	413,607
DiamondRock Hospitality Co REIT	127,381	1,468,703
Dime Community Bancshares Inc	19,434	390,623
Donegal Group Inc ‘A’	5,530	96,664
DuPont Fabros Technology Inc REIT	47,357	2,080,393
Dynex Capital Inc REIT	31,671	215,996
Eagle Bancorp Inc *	19,408	1,182,918
Easterly Government Properties Inc REIT	18,002	360,400
EastGroup Properties Inc REIT	20,030	1,479,015
Education Realty Trust Inc REIT	44,941	1,901,004
eHealth Inc *	11,046	117,640
Ellie Mae Inc *	20,370	1,704,562
EMC Insurance Group Inc	5,112	153,411
Employers Holdings Inc	19,775	783,090
Encore Capital Group Inc *	15,298	438,288
Enova International Inc *	16,549	207,690
Enstar Group Ltd * (Bermuda)	7,102	1,404,065
Enterprise Bancorp Inc	4,990	187,424

	Shares	Value
Enterprise Financial Services Corp	12,291	$528,513
Equity Bancshares Inc ‘A’ *	3,119	104,923
ESSA Bancorp Inc	4,712	74,073
Essent Group Ltd *	47,152	1,526,310
EverBank Financial Corp	65,084	1,265,884
Evercore Partners Inc ‘A’	24,372	1,674,356
Farmers Capital Bank Corp	4,595	193,220
Farmers National Banc Corp	14,080	199,936
Farmland Partners Inc REIT	7,924	88,432
FBL Financial Group Inc ‘A’	6,281	490,860
FBR & Co	3,602	46,826
FCB Financial Holdings Inc ‘A’ *	19,045	908,446
Federal Agricultural Mortgage Corp ‘C’	5,633	322,602
Federated National Holding Co	9,014	168,472
FelCor Lodging Trust Inc REIT	89,971	720,668
Fidelity & Guaranty Life	7,107	168,436
Fidelity Southern Corp	11,949	282,833
Fifth Street Asset Management Inc	3,355	22,479
Financial Engines Inc	33,805	1,242,334
Financial Institutions Inc	8,717	298,121
First BanCorp *	72,000	475,920
First Bancorp Inc	6,494	214,951
First Bancorp NC	12,213	331,461
First Busey Corp	19,552	601,811
First Business Financial Services Inc	5,284	125,336
First Citizens BancShares Inc ‘A’	4,802	1,704,710
First Commonwealth Financial Corp	55,203	782,779
First Community Bancshares Inc	9,674	291,574
First Community Financial Partners Inc *	7,439	87,036
First Connecticut Bancorp Inc	9,975	225,934
First Defiance Financial Corp	5,761	292,313
First Financial Bancorp	38,216	1,087,245
First Financial Bankshares Inc	40,305	1,821,786
First Financial Corp	6,840	361,152
First Financial Northwest Inc	5,150	101,661
First Foundation Inc *	8,309	236,807
First Industrial Realty Trust Inc REIT	73,707	2,067,481
First Internet Bancorp	3,200	102,400
First Interstate BancSystem Inc ‘A’	12,210	519,536
First Merchants Corp	25,809	971,709
First Mid-Illinois Bancshares Inc	3,154	107,236
First Midwest Bancorp Inc	50,758	1,280,624
First NBC Bank Holding Co *	9,540	69,642
First Northwest Bancorp *	6,784	105,830
First Potomac Realty Trust REIT	37,179	407,854
Flagstar Bancorp Inc *	13,646	367,623
Flushing Financial Corp	18,331	538,748
FNB Corp	132,739	2,127,806
FNFV Group *	42,448	581,538
Forestar Group Inc *	21,053	280,005
Four Corners Property Trust Inc REIT	25,386	520,921
Franklin Financial Network Inc *	5,950	249,008
Franklin Street Properties Corp REIT	61,549	797,675
FRP Holdings Inc *	4,342	163,693
Fulton Financial Corp	105,806	1,989,153
GAIN Capital Holdings Inc	22,855	150,386
GAMCO Investors Inc ‘A’	3,136	96,871
Genworth Financial Inc ‘A’ *	305,465	1,163,822
German American Bancorp Inc	9,195	483,749
Getty Realty Corp REIT	16,371	417,297
Glacier Bancorp Inc	48,106	1,742,880
Gladstone Commercial Corp REIT	14,210	285,621
Global Indemnity Ltd * (Cayman)	5,427	207,366
Global Medical REIT Inc	9,531	85,017
Global Net Lease Inc REIT	106,934	837,293
Government Properties Income Trust REIT	31,043	591,835
Gramercy Property Trust REIT	267,364	2,454,402
Great Ajax Corp REIT	8,324	110,459
Great Southern Bancorp Inc	6,979	381,402
Great Western Bancorp Inc	37,336	1,627,476

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Green Bancorp Inc *	12,461	$189,407
Greene County Bancorp Inc	1,333	30,526
Greenhill & Co Inc	18,273	506,162
Greenlight Capital Re Ltd ‘A’ *	18,334	418,015
Guaranty Bancorp	9,174	222,011
Hallmark Financial Services Inc *	9,278	107,903
Hancock Holding Co	48,345	2,083,669
Hanmi Financial Corp	19,777	690,217
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	23,705	450,158
HarborOne Bancorp Inc *	9,180	177,541
HCI Group Inc	5,468	215,877
Healthcare Realty Trust Inc REIT	70,157	2,127,160
Heartland Financial USA Inc	13,815	663,120
Hennessy Advisors Inc	1,790	56,833
Heritage Commerce Corp	16,682	240,721
Heritage Financial Corp	18,643	480,057
Heritage Insurance Holdings Inc	17,258	270,433
Heritage Oaks Bancorp	14,375	177,244
Hersha Hospitality Trust REIT	26,648	572,932
HFF Inc ‘A’	22,744	688,006
Hilltop Holdings Inc	47,295	1,409,391
Hingham Institution for Savings	842	165,689
Home Bancorp Inc	3,309	127,760
Home BancShares Inc	76,494	2,124,238
HomeStreet Inc *	15,424	487,398
HomeTrust Bancshares Inc *	12,052	312,147
Hope Bancorp Inc	81,154	1,776,461
Horace Mann Educators Corp	25,764	1,102,699
Horizon Bancorp	10,591	296,548
Houlihan Lokey Inc	7,624	237,259
Hudson Pacific Properties Inc REIT	64,047	2,227,555
IBERIABANK Corp	26,567	2,224,986
Impac Mortgage Holdings Inc *	5,967	83,657
Independence Holding Co	4,828	94,387
Independence Realty Trust Inc REIT	34,836	310,737
Independent Bank Corp MA	16,201	1,141,360
Independent Bank Corp MI	13,237	287,243
Independent Bank Group Inc	6,988	436,051
Infinity Property & Casualty Corp	6,361	559,132
InfraREIT Inc	25,015	448,019
International Bancshares Corp	34,505	1,407,804
INTL. FCStone Inc *	9,481	375,448
Invesco Mortgage Capital Inc REIT	71,425	1,042,805
Investment Technology Group Inc	21,222	418,922
Investors Bancorp Inc	182,374	2,544,117
Investors Real Estate Trust REIT	76,588	546,072
Investors Title Co	915	144,735
iStar Inc REIT *	44,694	552,865
James River Group Holdings Ltd	9,176	381,263
Janus Capital Group Inc	91,305	1,211,617
KCG Holdings Inc ‘A’ *	33,378	442,259
Kearny Financial Corp	55,491	862,885
Kemper Corp	24,589	1,089,293
Kennedy-Wilson Holdings Inc	51,125	1,048,062
Kinsale Capital Group Inc	4,192	142,570
Kite Realty Group Trust REIT	52,450	1,231,526
Ladder Capital Corp REIT	24,901	341,642
Ladenburg Thalmann Financial Services Inc *	65,029	158,671
Lake Sunapee Bank Group	4,670	110,165
Lakeland Bancorp Inc	24,608	479,856
Lakeland Financial Corp	15,403	729,486
LaSalle Hotel Properties REIT	67,839	2,067,054
LCNB Corp	4,829	112,274
LegacyTexas Financial Group Inc	28,188	1,213,775
LendingClub Corp *	207,827	1,091,092
Lexington Realty Trust REIT	145,359	1,569,877
Live Oak Bancshares Inc	11,980	221,630
LTC Properties Inc REIT	24,141	1,134,144

	Shares	Value
Macatawa Bank Corp	15,291	$159,179
Mack-Cali Realty Corp REIT	56,607	1,642,735
Maiden Holdings Ltd	37,759	658,895
MainSource Financial Group Inc	14,492	498,525
Manning & Napier Inc	8,865	66,931
Marcus & Millichap Inc *	9,248	247,107
Marlin Business Services Corp	5,565	116,309
MB Financial Inc	46,184	2,181,270
MBIA Inc *	83,685	895,429
MBT Financial Corp	10,662	121,014
MedEquities Realty Trust Inc REIT	12,951	143,756
Medical Properties Trust Inc REIT	184,602	2,270,605
Medley Management Inc ‘A’	3,578	35,422
Mercantile Bank Corp	10,360	390,572
Merchants Bancshares Inc	3,211	174,036
Meridian Bancorp Inc	31,354	592,591
Meta Financial Group Inc	5,224	537,550
MGIC Investment Corp *	213,647	2,177,063
Middleburg Financial Corp	2,749	95,528
Midland States Bancorp Inc	2,331	84,336
MidWestOne Financial Group Inc	4,848	182,285
Moelis & Co ‘A’	11,607	393,477
Monmouth Real Estate Investment Corp REIT	39,892	607,954
Monogram Residential Trust Inc REIT	107,433	1,162,425
MTGE Investment Corp REIT	30,286	475,490
MutualFirst Financial Inc	2,965	98,142
National Bank Holdings Corp ‘A’	13,723	437,626
National Bankshares Inc	4,204	182,664
National Commerce Corp *	5,294	196,672
National General Holdings Corp	31,043	775,765
National Health Investors Inc REIT	23,822	1,766,878
National Storage Affiliates Trust REIT	22,062	486,908
National Western Life Group Inc ‘A’	1,409	437,917
Nationstar Mortgage Holdings Inc *	19,697	355,728
NBT Bancorp Inc	27,232	1,140,476
Nelnet Inc ‘A’	13,026	661,070
New Residential Investment Corp REIT	150,871	2,371,692
New Senior Investment Group Inc REIT	49,366	483,293
New York Mortgage Trust Inc REIT	69,484	458,594
New York REIT Inc	104,685	1,059,412
NewStar Financial Inc *	14,885	137,686
NexPoint Residential Trust Inc REIT	12,617	281,864
Nicolet Bankshares Inc *	4,851	231,344
NMI Holdings Inc ‘A’ *	31,673	337,317
Northfield Bancorp Inc	27,231	543,803
Northrim BanCorp Inc	3,950	124,820
NorthStar Realty Europe Corp REIT	36,736	461,772
Northwest Bancshares Inc	61,230	1,103,977
OceanFirst Financial Corp	12,800	384,384
Ocwen Financial Corp *	62,136	334,913
OFG Bancorp	27,686	362,687
Old Line Bancshares Inc	4,900	117,502
Old National Bancorp	82,719	1,501,350
Old Second Bancorp Inc	17,860	197,353
OM Asset Management PLC	25,270	366,415
On Deck Capital Inc *	29,447	136,340
One Liberty Properties Inc REIT	8,197	205,909
OneBeacon Insurance Group Ltd ‘A’	14,749	236,721
Oppenheimer Holdings Inc ‘A’	6,588	122,537
Opus Bank	10,861	326,373
Orchid Island Capital Inc REIT	13,585	147,126
Oritani Financial Corp	25,011	468,956
Orrstown Financial Services Inc	3,935	88,144
Owens Realty Mortgage Inc REIT	6,210	115,009
Pacific Continental Corp	11,912	260,277
Pacific Mercantile Bancorp *	8,864	64,707
Pacific Premier Bancorp Inc *	16,984	600,384
Park National Corp	8,417	1,007,178
Park Sterling Corp	32,452	350,157

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Parkway Inc REIT *	27,107	$603,131
Peapack Gladstone Financial Corp	10,140	313,123
Pebblebrook Hotel Trust REIT	44,975	1,338,006
Penns Woods Bancorp Inc	2,935	148,218
Pennsylvania REIT	43,406	822,978
PennyMac Financial Services Inc ‘A’ *	6,320	105,228
PennyMac Mortgage Investment Trust REIT	42,932	702,797
People’s Utah Bancorp	7,916	212,545
Peoples Bancorp Inc	11,369	369,038
Peoples Financial Services Corp	4,607	224,361
PHH Corp *	33,093	501,690
Physicians Realty Trust REIT	86,033	1,631,186
Pinnacle Financial Partners Inc	27,208	1,885,514
Piper Jaffray Cos *	9,038	655,255
PJT Partners Inc ‘A’	11,039	340,884
Potlatch Corp REIT	26,083	1,086,357
PRA Group Inc *	29,207	1,141,994
Preferred Apartment Communities Inc ‘A’ REIT	14,295	213,138
Preferred Bank	7,766	407,094
Premier Financial Bancorp Inc	5,365	107,837
Primerica Inc	29,178	2,017,659
PrivateBancorp Inc	49,720	2,694,327
Prosperity Bancshares Inc	41,462	2,976,142
Provident Bancorp Inc *	2,467	44,159
Provident Financial Holdings Inc	3,806	76,957
Provident Financial Services Inc	39,026	1,104,436
PS Business Parks Inc REIT	12,584	1,466,288
Pzena Investment Management Inc ‘A’	8,622	95,790
QCR Holdings Inc	7,933	343,499
QTS Realty Trust Inc ‘A’ REIT	29,802	1,479,669
Radian Group Inc	134,847	2,424,549
RAIT Financial Trust REIT	56,362	189,376
Ramco-Gershenson Properties Trust REIT	49,961	828,353
RE/MAX Holdings Inc ‘A’	11,227	628,712
Real Industry Inc *	14,966	91,293
Redwood Trust Inc REIT	48,768	741,761
Regional Management Corp *	6,826	179,387
Renasant Corp	25,817	1,089,994
Republic Bancorp Inc ‘A’	6,141	242,815
Republic First Bancorp Inc *	25,007	208,808
Resource Capital Corp REIT	20,508	170,832
Retail Opportunity Investments Corp REIT	65,155	1,376,725
Rexford Industrial Realty Inc REIT	41,261	956,843
RLI Corp	23,183	1,463,543
RLJ Lodging Trust REIT	76,094	1,863,542
Ryman Hospitality Properties Inc REIT	27,378	1,725,088
S&T Bancorp Inc	21,519	840,102
Sabra Health Care REIT Inc	40,746	995,017
Safeguard Scientifics Inc *	13,000	174,850
Safety Insurance Group Inc	9,357	689,611
Sandy Spring Bancorp Inc	15,258	610,167
Saul Centers Inc REIT	6,459	430,234
Seacoast Banking Corp of Florida *	18,690	412,301
Select Income REIT	40,701	1,025,665
Selective Insurance Group Inc	35,312	1,520,182
Seritage Growth Properties REIT	15,761	673,152
ServisFirst Bancshares Inc	29,260	1,095,494
Shore Bancshares Inc	7,305	111,401
SI Financial Group Inc	6,151	94,725
Sierra Bancorp	7,277	193,495
Silver Bay Realty Trust Corp REIT	21,887	375,143
Silvercrest Asset Management Group Inc ‘A’	4,048	53,231
Simmons First National Corp ‘A’	18,505	1,150,086
South State Corp	15,007	1,311,612
Southern First Bancshares Inc *	3,449	124,164
Southern Missouri Bancorp Inc	3,412	120,717
Southern National Bancorp of Virginia Inc	6,423	104,952
Southside Bancshares Inc	15,785	594,621

	Shares	Value
Southwest Bancorp Inc	11,919	$345,651
STAG Industrial Inc REIT	43,676	1,042,546
State Auto Financial Corp	9,660	258,985
State Bank Financial Corp	22,123	594,224
State National Cos Inc	19,675	272,696
Sterling Bancorp	80,128	1,874,995
Stewart Information Services Corp	14,468	666,685
Stifel Financial Corp *	39,940	1,995,003
Stock Yards Bancorp Inc	13,681	642,323
Stonegate Bank	7,515	313,601
Stratus Properties Inc *	3,671	120,225
Suffolk Bancorp	7,257	310,745
Summit Financial Group Inc	4,799	132,116
Summit Hotel Properties Inc REIT	55,038	882,259
Sun Bancorp Inc	5,897	153,322
Sunstone Hotel Investors Inc REIT	137,673	2,099,513
Terreno Realty Corp REIT	27,336	778,803
Territorial Bancorp Inc	5,320	174,709
Texas Capital Bancshares Inc *	29,969	2,349,570
The Bancorp Inc *	31,552	247,999
The Bank of NT Butterfield & Son Ltd (Bermuda)	4,152	130,539
The First of Long Island Corp	13,419	383,112
The GEO Group Inc REIT	47,342	1,700,998
The Navigators Group Inc	7,260	854,865
The RMR Group Inc ‘A’	4,567	180,397
The St Joe Co *	31,755	603,345
Third Point Reinsurance Ltd * (Bermuda)	43,153	498,417
Tier REIT Inc	29,740	517,179
Tiptree Financial Inc ‘A’	19,163	117,852
Tompkins Financial Corp	9,281	877,426
Towne Bank	35,210	1,170,732
TriCo Bancshares	13,151	449,501
Trinity Place Holdings Inc *	11,744	108,867
TriState Capital Holdings Inc *	13,152	290,659
Triumph Bancorp Inc *	9,243	241,704
Trupanion Inc *	10,249	159,064
TrustCo Bank Corp	58,344	510,510
Trustmark Corp	42,691	1,521,934
UMB Financial Corp	28,304	2,182,804
UMH Properties Inc REIT	15,693	236,180
Umpqua Holdings Corp	139,658	2,622,777
Union Bankshares Corp	27,917	997,754
Union Bankshares Inc	2,191	99,581
United Bankshares Inc	41,700	1,928,625
United Community Banks Inc	43,921	1,300,940
United Community Financial Corp	30,480	272,491
United Financial Bancorp Inc	30,743	558,293
United Fire Group Inc	13,835	680,267
United Insurance Holdings Corp	10,778	163,179
Universal Health Realty Income Trust REIT	4,678	306,830
Universal Insurance Holdings Inc	19,859	563,996
Univest Corp of Pennsylvania	15,348	474,253
Urban Edge Properties REIT	57,262	1,575,278
Urstadt Biddle Properties Inc ‘A’ REIT	15,222	367,002
Valley National Bancorp	156,206	1,818,238
Veritex Holdings Inc *	4,898	130,826
Virtu Financial Inc ‘A’	16,058	256,125
Virtus Investment Partners Inc	2,794	329,832
Waddell & Reed Financial Inc ‘A’	50,059	976,651
WageWorks Inc *	23,096	1,674,460
Walker & Dunlop Inc *	17,547	547,466
Walter Investment Management Corp *	12,425	59,019
Washington Federal Inc	55,702	1,913,364
Washington Prime Group Inc REIT	117,002	1,217,991
Washington REIT	46,870	1,532,180
Washington Trust Bancorp Inc	9,186	514,875
WashingtonFirst Bankshares Inc	5,087	147,479
Waterstone Financial Inc	16,753	308,255
Webster Financial Corp	57,495	3,120,829

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
WesBanco Inc	25,663	$1,105,049
West Bancorporation Inc	9,736	240,479
Westamerica Bancorporation	15,842	996,937
Western Asset Mortgage Capital Corp REIT	27,353	275,445
Western New England Bancorp Inc	8,749	81,803
Westwood Holdings Group Inc	5,121	307,209
Whitestone REIT	17,074	245,524
Wintrust Financial Corp	31,650	2,296,840
WisdomTree Investments Inc	70,828	789,024
WMIH Corp *	125,253	194,142
World Acceptance Corp *	3,950	253,906
WSFS Financial Corp	18,379	851,867
Xenia Hotels & Resorts Inc REIT	66,387	1,289,236
Xenith Bankshares Inc *	3,895	109,839
Yadkin Financial Corp	31,630	1,083,644

		329,758,340

Industrial - 13.7%

AAON Inc	25,322	836,892
AAR Corp	21,024	694,843
Actuant Corp ‘A’	37,017	960,591
Advanced Disposal Services Inc *	10,062	223,578
Advanced Drainage Systems Inc	22,067	454,580
Advanced Energy Industries Inc *	24,585	1,346,029
Aegion Corp *	21,606	512,062
AEP Industries Inc	2,466	286,303
Aerojet Rocketdyne Holdings Inc *	37,603	674,974
Aerovironment Inc *	12,951	347,475
Air Transport Services Group Inc *	29,169	465,537
Alamo Group Inc	6,033	459,111
Albany International Corp ‘A’	18,090	837,567
Allied Motion Technologies Inc	4,032	86,244
Altra Industrial Motion Corp	16,388	604,717
American Outdoor Brands Corp *	34,745	732,425
American Railcar Industries Inc	4,714	213,497
American Superconductor Corp *	6,962	51,310
Ampco-Pittsburgh Corp	5,314	89,010
Apogee Enterprises Inc	17,549	939,924
Applied Industrial Technologies Inc	22,429	1,332,283
Applied Optoelectronics Inc *	10,557	247,456
Aqua Metals Inc *	6,349	83,235
ArcBest Corp	16,187	447,571
Ardmore Shipping Corp (Ireland)	16,848	124,675
Argan Inc	8,524	601,368
Armstrong Flooring Inc *	14,643	291,542
Astec Industries Inc	12,315	830,770
Astronics Corp *	12,310	416,570
Atkore International Group Inc *	7,621	182,218
Atlas Air Worldwide Holdings Inc *	15,573	812,132
AVX Corp	28,533	445,971
AZZ Inc	16,487	1,053,519
Babcock & Wilcox Enterprises Inc *	28,869	478,937
Badger Meter Inc	17,978	664,287
Barnes Group Inc	31,341	1,486,190
Bel Fuse Inc ‘B’	6,412	198,131
Belden Inc	26,153	1,955,460
Benchmark Electronics Inc *	31,535	961,817
Boise Cascade Co *	24,636	554,310
Brady Corp ‘A’	28,438	1,067,847
Briggs & Stratton Corp	26,355	586,662
Builders FirstSource Inc *	53,101	582,518
Caesarstone Ltd * (Israel)	14,990	429,464
Casella Waste Systems Inc ‘A’ *	24,643	305,820
CECO Environmental Corp	18,005	251,170
Celadon Group Inc	17,286	123,595
Chart Industries Inc *	18,987	683,912
Chase Corp	4,245	354,670
CIRCOR International Inc	10,644	690,583
CLARCOR Inc	29,135	2,402,763
Coherent Inc *	15,058	2,068,743

	Shares	Value
Columbus McKinnon Corp	12,499	$337,973
Comfort Systems USA Inc	22,932	763,636
Continental Building Products Inc *	22,317	515,523
Control4 Corp *	13,147	134,099
Costamare Inc (Greece)	15,823	88,609
Covenant Transportation Group Inc ‘A’ *	7,299	141,163
CTS Corp	20,537	460,029
Cubic Corp	16,005	767,440
Curtiss-Wright Corp	27,371	2,692,212
DHT Holdings Inc	57,874	239,598
Dorian LPG Ltd *	15,752	129,324
Ducommun Inc *	6,928	177,080
DXP Enterprises Inc *	8,874	308,283
Dycom Industries Inc *	19,245	1,545,181
Echo Global Logistics Inc *	18,618	466,381
Electro Scientific Industries Inc *	15,957	94,465
EMCOR Group Inc	37,631	2,662,770
Encore Wire Corp	12,886	558,608
Energous Corp *	9,153	154,228
Energy Recovery Inc *	21,675	224,336
EnerSys	27,088	2,115,573
EnPro Industries Inc	13,737	925,324
ESCO Technologies Inc	16,207	918,127
Esterline Technologies Corp *	18,410	1,642,172
Exponent Inc	16,339	985,242
Fabrinet * (Thailand)	21,949	884,545
FARO Technologies Inc *	10,788	388,368
Federal Signal Corp	38,622	602,889
Fluidigm Corp *	18,198	132,481
Forterra Inc *	7,981	172,868
Forward Air Corp	17,488	828,581
Franklin Electric Co Inc	28,739	1,117,947
FreightCar America Inc	7,671	114,528
Frontline Ltd (Norway)	40,994	291,467
GasLog Ltd (Monaco)	25,844	416,088
GATX Corp	25,451	1,567,273
Gencor Industries Inc *	4,890	76,773
Gener8 Maritime Inc *	24,429	109,442
Generac Holdings Inc *	40,796	1,662,029
General Cable Corp	30,391	578,949
Gibraltar Industries Inc *	20,318	846,245
Global Brass & Copper Holdings Inc	13,655	468,367
Golar LNG Ltd (NOTC) (Bermuda)	57,195	1,312,053
GoPro Inc ‘A’ *	63,730	555,088
GP Strategies Corp *	8,178	233,891
Graham Corp	6,279	139,080
Granite Construction Inc	24,486	1,346,730
Greif Inc ‘A’	15,914	816,547
Greif Inc ‘B’	3,437	232,169
Griffon Corp	18,728	490,674
Handy & Harman Ltd *	1,220	31,171
Hardinge Inc	6,782	75,145
Harsco Corp	49,986	679,810
Haynes International Inc	7,989	343,447
Headwaters Inc *	45,862	1,078,674
Heartland Express Inc	29,570	602,045
Heritage-Crystal Clean Inc *	8,464	132,885
Hill International Inc *	23,866	103,817
Hillenbrand Inc	36,748	1,409,286
Hornbeck Offshore Services Inc *	20,254	146,234
Hub Group Inc ‘A’ *	21,252	929,775
Hurco Cos Inc	4,058	134,320
Hyster-Yale Materials Handling Inc	5,908	376,753
IES Holdings Inc *	4,733	90,637
II-VI Inc *	37,641	1,116,056
IMAX Corp *	37,501	1,177,531
Insteel Industries Inc	11,347	404,407
International Seaways Inc *	7,535	105,791
Itron Inc *	21,260	1,336,191
John Bean Technologies Corp	18,510	1,590,934

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Joy Global Inc	61,292	$1,716,176
Kadant Inc	6,836	418,363
Kaman Corp	16,948	829,266
KapStone Paper & Packaging Corp	54,603	1,203,996
Kennametal Inc	49,812	1,557,123
Kimball Electronics Inc *	17,923	326,199
KLX Inc *	33,382	1,505,862
Knight Transportation Inc	42,147	1,392,958
Knowles Corp *	55,784	932,151
Kratos Defense & Security Solutions Inc *	31,439	232,649
Lawson Products Inc *	3,860	91,868
Layne Christensen Co *	10,818	117,592
Lindsay Corp	6,515	486,084
Littelfuse Inc	13,765	2,089,114
Louisiana-Pacific Corp *	89,768	1,699,308
LSB Industries Inc *	12,473	105,023
LSI Industries Inc	13,287	129,415
Lydall Inc *	10,496	649,178
Marten Transport Ltd	14,753	343,745
Masonite International Corp *	19,264	1,267,571
MasTec Inc *	41,242	1,577,506
Matson Inc	27,507	973,473
Mesa Laboratories Inc	1,938	237,890
Methode Electronics Inc	22,162	916,399
Milacron Holdings Corp *	9,216	171,694
Mistras Group Inc *	11,152	286,383
Moog Inc ‘A’ *	19,853	1,303,945
MSA Safety Inc	19,652	1,362,473
Mueller Industries Inc	35,415	1,415,183
Mueller Water Products Inc ‘A’	97,205	1,293,799
Multi Packaging Solutions International Ltd *	13,546	193,166
Multi-Color Corp	8,693	674,577
Myers Industries Inc	15,064	215,415
MYR Group Inc *	8,662	326,384
National Presto Industries Inc	2,968	315,795
Navios Maritime Acquisition Corp	51,908	88,244
NCI Building Systems Inc *	16,940	265,111
NL Industries Inc *	3,396	27,677
NN Inc	16,696	318,059
Nordic American Tankers Ltd	55,181	463,520
Novanta Inc *	19,467	408,807
NV5 Global Inc *	4,683	156,412
NVE Corp	3,001	214,361
Olympic Steel Inc	5,759	139,541
Omega Flex Inc	1,397	77,897
Orion Group Holdings Inc *	17,506	174,185
OSI Systems Inc *	11,145	848,357
Overseas Shipholding Group Inc ‘A’	22,608	86,589
PAM Transportation Services Inc *	1,488	38,658
Park Electrochemical Corp	12,616	235,288
Park-Ohio Holdings Corp	5,468	232,937
Patrick Industries Inc *	9,235	704,630
PGT Innovations Inc *	29,666	339,676
Plexus Corp *	20,872	1,127,923
Ply Gem Holdings Inc *	13,576	220,610
Powell Industries Inc	5,638	219,882
Power Solutions International Inc *	3,220	24,150
Primoris Services Corp	25,436	579,432
Proto Labs Inc *	15,668	804,552
Quanex Building Products Corp	22,080	448,224
Radiant Logistics Inc *	20,948	81,697
Raven Industries Inc	23,305	587,286
RBC Bearings Inc *	14,107	1,309,271
Rexnord Corp *	52,880	1,035,919
Roadrunner Transportation Systems Inc *	17,679	183,685
Rogers Corp *	11,246	863,805
Saia Inc *	16,280	718,762
Sanmina Corp *	45,758	1,677,031
Scorpio Bulkers Inc *	35,576	179,659
Scorpio Tankers Inc (Monaco)	104,136	471,736

	Shares	Value
Ship Finance International Ltd (Norway)	37,873	$562,414
Simpson Manufacturing Co Inc	26,108	1,142,225
Sparton Corp *	6,162	146,964
SPX Corp *	25,386	602,156
SPX FLOW Inc *	21,472	688,392
Standex International Corp	7,950	698,408
Stoneridge Inc *	17,268	305,471
Sturm Ruger & Co Inc	11,564	609,423
Summit Materials Inc ‘A’ *	48,455	1,152,734
Sun Hydraulics Corp	14,670	586,360
Swift Transportation Co *	47,481	1,156,637
TASER International Inc *	33,171	804,065
Tech Data Corp *	21,769	1,843,399
Teekay Corp (Bermuda)	30,374	243,903
Teekay Tankers Ltd ‘A’ (Bermuda)	73,024	165,034
Teledyne Technologies Inc *	21,303	2,620,269
Tennant Co	10,871	774,015
Tetra Tech Inc	36,754	1,585,935
The Gorman-Rupp Co	11,721	362,765
The Greenbrier Cos Inc	17,147	712,458
The Manitowoc Co Inc *	80,292	480,146
Tidewater Inc *	29,434	100,370
TimkenSteel Corp *	25,113	388,749
TopBuild Corp *	24,363	867,323
TRC Cos Inc *	11,831	125,409
Tredegar Corp	15,538	372,912
Trex Co Inc *	18,558	1,195,135
TriMas Corp *	28,140	661,290
Trinseo SA	17,168	1,018,062
Triumph Group Inc	31,032	822,348
TTM Technologies Inc *	45,643	622,114
Tutor Perini Corp *	23,474	657,272
UFP Technologies Inc *	3,877	98,670
Universal Display Corp *	26,254	1,478,100
Universal Forest Products Inc	12,474	1,274,593
Universal Logistics Holdings Inc	5,429	88,764
US Concrete Inc *	9,072	594,216
US Ecology Inc	13,852	680,826
USA Truck Inc *	5,837	50,840
Vicor Corp *	10,146	153,205
Vishay Intertechnology Inc	84,366	1,366,729
Vishay Precision Group Inc *	7,826	147,911
VSE Corp	5,392	209,425
Watts Water Technologies Inc ‘A’	17,524	1,142,565
Werner Enterprises Inc	27,513	741,475
Willis Lease Finance Corp *	2,747	70,268
Woodward Inc	33,143	2,288,524
Worthington Industries Inc	28,323	1,343,643
XPO Logistics Inc *	61,344	2,647,607
YRC Worldwide Inc *	20,477	271,935
ZAGG Inc *	17,105	121,446

		162,386,410

Technology - 10.3%

2U Inc *	23,268	701,530
3D Systems Corp *	67,657	899,162
ACI Worldwide Inc *	71,323	1,294,512
Actua Corp *	22,964	321,496
Acxiom Corp *	48,474	1,299,103
Advanced Micro Devices Inc *	470,866	5,339,620
Agilysys Inc *	9,287	96,213
Alpha & Omega Semiconductor Ltd *	11,749	249,901
Ambarella Inc *	20,267	1,097,053
Amber Road Inc *	12,577	114,199
American Software Inc ‘A’	17,364	179,370
Amkor Technology Inc *	61,356	647,306
Appfolio Inc ‘A’ *	5,250	125,213
Applied Micro Circuits Corp *	50,016	412,632
Aspen Technology Inc *	48,798	2,668,275
Avid Technology Inc *	20,378	89,663

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Axcelis Technologies Inc *	17,390	$253,025
Barracuda Networks Inc *	13,793	295,584
Bazaarvoice Inc *	50,887	246,802
Benefitfocus Inc *	8,117	241,075
Blackbaud Inc	29,180	1,867,520
Blackline Inc *	4,354	120,301
Bottomline Technologies de Inc *	25,417	635,933
Box Inc ‘A’ *	30,524	423,063
Brightcove Inc *	19,992	160,936
BroadSoft Inc *	18,701	771,416
Brooks Automation Inc	43,243	738,158
Cabot Microelectronics Corp	14,191	896,445
CACI International Inc ‘A’ *	15,176	1,886,377
Callidus Software Inc *	37,818	635,342
Carbonite Inc *	11,131	182,548
Castlight Health Inc ‘B’ *	23,286	115,266
Cavium Inc *	40,258	2,513,710
CEVA Inc *	12,758	428,031
Cirrus Logic Inc *	39,347	2,224,679
Cogint Inc *	8,996	31,036
Cohu Inc	15,963	221,886
CommVault Systems Inc *	24,221	1,244,959
Computer Programs & Systems Inc	7,060	166,616
Convergys Corp	55,829	1,371,160
Cornerstone OnDemand Inc *	31,990	1,353,497
Cotiviti Holdings Inc *	8,404	289,098
Coupa Software Inc *	4,097	102,466
Cray Inc *	25,239	522,447
CSG Systems International Inc	20,503	992,345
Datalink Corp *	13,257	149,274
Diebold Nixdorf Inc	43,162	1,085,524
Digi International Inc *	15,320	210,650
Digimarc Corp *	5,902	177,060
Diodes Inc *	24,265	622,883
DMC Global Inc	8,376	132,760
DSP Group Inc *	13,760	179,568
Eastman Kodak Co *	11,202	173,631
Ebix Inc	16,052	915,767
Electronics For Imaging Inc *	29,174	1,279,572
EMCORE Corp	16,189	140,844
Engility Holdings Inc *	11,120	374,744
Entegris Inc *	88,208	1,578,923
Envestnet Inc *	26,160	922,140
EPAM Systems Inc *	30,209	1,942,741
Evolent Health Inc ‘A’ *	10,396	153,861
Exa Corp *	8,536	131,113
Exar Corp *	24,282	261,760
ExlService Holdings Inc *	20,820	1,050,161
Fair Isaac Corp	19,386	2,311,199
Five9 Inc *	20,818	295,407
FormFactor Inc *	41,519	465,013
GigPeak Inc *	38,636	97,363
Globant SA *	16,329	544,572
Glu Mobile Inc *	66,087	128,209
Guidance Software Inc *	13,593	96,238
Hortonworks Inc *	25,234	209,695
HubSpot Inc *	18,237	857,139
Immersion Corp *	17,334	184,260
Impinj Inc *	3,506	123,902
InnerWorkings Inc *	23,079	227,328
Inphi Corp *	25,464	1,136,204
Insight Enterprises Inc *	23,142	935,862
Instructure Inc *	6,538	127,818
Integrated Device Technology Inc *	84,058	1,980,406
Intersil Corp ‘A’	83,577	1,863,767
InvenSense Inc *	51,502	658,711
IXYS Corp	15,223	181,154
j2 Global Inc	29,330	2,399,194
Jive Software Inc *	36,090	156,992
Kopin Corp *	44,204	125,539

	Shares	Value
Lattice Semiconductor Corp *	75,734	$557,402
LivePerson Inc *	35,237	266,039
Lumentum Holdings Inc *	31,845	1,230,809
MACOM Technology Solutions Holdings Inc *	14,537	672,772
ManTech International Corp ‘A’	15,709	663,705
MAXIMUS Inc	39,850	2,223,232
MaxLinear Inc ‘A’ *	35,388	771,458
Maxwell Technologies Inc *	19,170	98,150
Medidata Solutions Inc *	34,411	1,709,194
Mentor Graphics Corp	66,970	2,470,523
Mercury Systems Inc *	24,720	747,038
Microsemi Corp *	71,128	3,838,778
MicroStrategy Inc ‘A’ *	5,928	1,170,187
MINDBODY Inc ‘A’ *	8,918	189,953
Mitek Systems Inc *	18,672	114,833
MKS Instruments Inc	33,086	1,965,308
MobileIron Inc *	25,986	97,448
Model N Inc *	14,580	129,033
Monolithic Power Systems Inc	24,154	1,978,937
Monotype Imaging Holdings Inc	25,753	511,197
MTS Systems Corp	10,621	602,211
Nanometrics Inc *	14,823	371,464
NCI Inc ‘A’	3,758	52,424
NetScout Systems Inc *	55,853	1,759,370
New Relic Inc *	13,828	390,641
Nimble Storage Inc *	39,486	312,729
Omnicell Inc *	22,447	760,953
Park City Group Inc *	7,565	96,076
Paycom Software Inc *	27,920	1,270,081
PDF Solutions Inc *	16,789	378,592
pdvWireless Inc *	6,394	144,185
Pegasystems Inc	22,974	827,064
Photronics Inc *	41,112	464,566
Planet Payment Inc *	26,815	109,405
Power Integrations Inc	17,006	1,153,857
Progress Software Corp	31,497	1,005,699
PROS Holdings Inc *	15,992	344,148
Pure Storage Inc ‘A’ *	43,881	496,294
QAD Inc ‘A’	6,430	195,472
Quality Systems Inc *	32,631	429,098
Qualys Inc *	17,203	544,475
Radisys Corp *	21,946	97,221
Rambus Inc *	69,120	951,782
RealPage Inc *	34,384	1,031,520
Rosetta Stone Inc *	11,718	104,407
Rudolph Technologies Inc *	19,823	462,867
Sapiens International Corp NV (Israel)	14,754	211,572
Science Applications International Corp	26,612	2,256,698
SecureWorks Corp ‘A’ *	3,525	37,330
Semtech Corp *	40,380	1,273,989
Sigma Designs Inc *	21,903	131,418
Silicon Laboratories Inc *	25,453	1,654,445
Silver Spring Networks Inc *	22,514	299,661
SPS Commerce Inc *	10,228	714,835
Stratasys Ltd *	30,618	506,422
Super Micro Computer Inc *	24,489	686,916
Sykes Enterprises Inc *	24,007	692,842
Synaptics Inc *	21,897	1,173,241
Synchronoss Technologies Inc *	26,201	1,003,498
SYNNEX Corp	18,124	2,193,367
Syntel Inc	20,682	409,297
Take-Two Interactive Software Inc *	52,076	2,566,826
Tangoe Inc *	18,231	143,660
TeleTech Holdings Inc	10,519	320,830
Tessera Holding Corp	31,068	1,373,206
The ExOne Co *	7,723	72,133
The KEYW Holding Corp *	22,653	267,079
Ultra Clean Holdings Inc *	19,397	188,151
Ultratech Inc *	13,924	333,898

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

	Shares	Value
Unisys Corp *	31,803	$475,455
USA Technologies Inc *	22,376	96,217
Varonis Systems Inc *	6,822	182,830
Veeco Instruments Inc *	25,142	732,889
Verint Systems Inc *	38,576	1,359,804
Virtusa Corp *	17,775	446,508
Vocera Communications Inc *	16,147	298,558
Workiva Inc *	13,814	188,561
Xactly Corp *	14,505	159,555
Xcerra Corp *	33,872	258,782

		121,528,987

Utilities - 3.5%

ALLETE Inc	31,438	2,018,005
Ameresco Inc ‘A’ *	14,564	80,102
American States Water Co	22,826	1,039,953
Artesian Resources Corp ‘A’	4,770	152,354
Atlantic Power Corp *	76,148	190,370
Atlantica Yield PLC (Spain)	36,921	714,421
Avista Corp	38,734	1,548,973
Black Hills Corp	32,682	2,004,714
California Water Service Group	30,446	1,032,119
Chesapeake Utilities Corp	9,439	631,941
Connecticut Water Service Inc	6,872	383,801
Consolidated Water Co Ltd (Cayman)	8,968	97,303
Delta Natural Gas Co Inc	3,827	112,246
Dynegy Inc *	74,999	634,492
El Paso Electric Co	25,627	1,191,655
EnerNOC Inc *	16,774	100,644
Genie Energy Ltd ‘B’ *	8,921	51,296
Global Water Resources Inc	4,838	44,026
IDACORP Inc	31,600	2,545,380
MGE Energy Inc	22,092	1,442,608
Middlesex Water Co	9,882	424,333
New Jersey Resources Corp	53,422	1,896,481
Northwest Natural Gas Co	16,997	1,016,421
NorthWestern Corp	30,842	1,753,984
NRG Yield Inc ‘A’	21,722	333,650
NRG Yield Inc ‘C’	38,751	612,266
ONE Gas Inc	31,888	2,039,556
Ormat Technologies Inc	24,584	1,318,194
Otter Tail Corp	24,062	981,730
PNM Resources Inc	50,620	1,736,266
Portland General Electric Co	56,050	2,428,646
SJW Group	10,362	580,065
South Jersey Industries Inc	50,625	1,705,556
Southwest Gas Corp	29,427	2,254,697
Spark Energy Inc ‘A’	3,153	95,536
Spire Inc	27,800	1,794,490
The Empire District Electric Co	27,972	953,565
The York Water Co	7,833	299,221
Unitil Corp	8,628	391,193
WGL Holdings Inc	31,447	2,398,777

		41,031,030

Total Common Stocks (Cost $959,200,002)		1,177,596,771

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.5%

Repurchase Agreement - 0.5%

Fixed Income Clearing Corp 0.030% due 01/03/17 (Dated 12/30/16, repurchase price of $6,454,090; collateralized by U.S. Treasury Notes: 2.375% due 08/15/24 and value $6,585,526)	$6,454,069	$6,454,069

Total Short-Term Investment (Cost $6,454,069)		6,454,069

TOTAL INVESTMENTS - 100.0% (Cost $965,727,550)		1,184,200,268

OTHER ASSETS & LIABILITIES, NET - 0.0%		70,179

NET ASSETS - 100.0%		$1,184,270,447

Notes to Schedule of Investments

(a)	As of December 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	27.9%
Consumer, Non-Cyclical	18.5%
Industrial	13.7%
Consumer, Cyclical	11.5%
Technology	10.3%
Communications	6.4%
Basic Materials	4.1%
Energy	3.5%
Utilities	3.5%
Others (each less than 3.0%)	0.6%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Investments with a total aggregate value of $149,428 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index (03/17)	132	($35,582)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2016

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2016:

		Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$149,428	$-	$-	$149,428
	Common Stocks	1,177,596,771	1,177,596,771	-	-
	Short-Term Investment	6,454,069	-	6,454,069	-

	Total Assets	1,184,200,268	1,177,596,771	6,454,069	149,428

Liabilities	Derivatives:
	Equity Contracts
	Futures	(35,582)	(35,582)	-	-

	Total Liabilities	(35,582)	(35,582)	-	-

	Total	$1,184,164,686	$1,177,561,189	$6,454,069	$149,428

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-190 and B-191

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Board of Trustees and Shareholders of

Pacific Select Fund

We have audited the accompanying schedules of investments (the “schedules”) of the Equity Index, Small-Cap Equity, and Small-Cap Index Portfolios of Pacific Select Fund (the “Fund”) as of December 31, 2016 (included in Item 6 of this Form N-CSR). The schedules are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these schedules based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedules are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the schedules. Our audit included consideration of internal control over financial reporting as it relates to the schedules as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting as it relates to the schedules. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the schedules, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall schedule presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the schedules of investments referred to above presents fairly, in all material respects, the investments in securities of the Equity Index, Small-Cap Equity, and Small-Cap Index Portfolios of Pacific Select Fund as of December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 23, 2017

Item 6. Investments.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies—not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers—not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Chief Executive Officer and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof — attached hereto as Exhibit 99.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99.CERT.

(a)(3)	Not Applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30b-2(a)) is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	March 8, 2017

By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)

Date:	March 8, 2017